                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10183

                                   ----------

                           MET INVESTORS SERIES TRUST
               (Exact name of registrant as specified in charter)

                            5 Park Plaza, Suite 1900
                                Irvine, CA 92614
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                  Copy to:

           Elizabeth M. Forget                    Robert N. Hickey, Esq.
        -------------------------                ------------------------
                President
       Met Investors Series Trust                Sullivan & Worcester LLP
        5 Park Plaza, Suite 1900                   1666 K Street, N.W.
            Irvine, CA 92614                      Washington, D.C. 20006

       Registrant's telephone number, including area code: (800) 848-3854

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1: REPORT TO SHAREHOLDERS.

                          MET INVESTORS SERIES TRUST


                              Batterymarch Growth
                             and Income Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
BATTERYMARCH GROWTH AND INCOME PORTFOLIO            FOR THE YEAR ENDED 12/31/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

For the twelve-month period ended December 31, 2007, the Portfolio had a return of 7.85% for Class A Shares, versus 5.49% for its benchmark, the S&P 500(R) Index./1/

PORTFOLIO REVIEW

Despite a challenging period in the third quarter when stocks with good fundamentals suffered in the wake of sub-prime mortgage problems and deleveraging, relative performance was positive for the year. The primary source of outperformance was the impact of stock selection and, to a lesser degree, minor sector over and underweights relative to the benchmark. Performance in the fourth quarter was especially strong.

For the quarter and year, the dimensions of our stock selection model that were the most effective were the Earnings Growth, Expectations and Technical dimensions. The Value and Cash Flow measures did not contribute, especially in the third quarter.

The most favorable impacts from stock selection were in the technology and financials--diversified sectors, followed by financials--insurance and services & distribution. Stock selection in the health care sector was the major detractor.

An underweight to financials--banks benefited performance, as sub-prime woes led to negative returns for that sector. Overweights to energy and health care--services benefited as well, with returns in those sectors beating the benchmark return overall for the year.

MARKET ENVIRONMENT/CONDITIONS

After a calm first half of the year, the last two quarters were characterized by uncertainty surrounding the U.S. economy, currency markets and equity markets overall. Bulls viewed the dramatic asset write-downs of banking and brokerage firms beginning in the third quarter as the first step in a systematic cleansing, allowing for an orderly recovery of U.S. credit markets. Bears pointed out the impossibility of knowing the value of sub-prime related assets and to what extent the sub-prime contagion has spread to non-US markets. For the fourth quarter, the US equity markets were weighed down by these continuing concerns, and saw negative returns.

Large and mid capitalization stocks outperformed small caps for the year, and growth outperformed value across market capitalization bands. The Russell 1000(R) Index/2/ rose 5.8%, outperforming the Russell Midcap(R)/3/ and 2000(R)/4/ indices returns of 5.6% and -1.6%, respectively. For the S&P indices, the S&P MidCap 400(R)/5/ rose 8.0%, outperforming the S&P 500(R)/6/ and SmallCap 600(R)/7/ indices, with returns of 5.5% and -0.3%, respectively.

Overall for the year, the best sectors tended to be those that are resource-related, while those that are impacted by credit fared the worst. Energy Services and Energy were the outstanding sectors for the S&P 500, up 47.4% and 32.7%, as oil prices continued their rise. Materials followed with a sector return of 24.1% on the strength of commodity prices buoyed by ethanol production. The technology and software & services sectors were strong, in keeping with the market's emphasis on global growth. The significant laggards were the financials sectors due to credit concerns which began to peak in the third quarter and persisted; banks declined 22%, followed by diversified and real estate. Retailers and the consumer sectors were also weak for the year, as consumer sentiment weakened amidst continuing credit and inflation concerns.
--------
/1/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Russell 1000(R) Index is an unmanaged index which measures the performances of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 90% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $16.3 billion; the median market capitalization was approximately $6.1 billion. The smallest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

/3/ The Russell Midcap(R) Index is an unmanaged index which measures the performances of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 31% of the total market capitalization of the Russell 1000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $6.3 billion; the median market capitalization was approximately $4.7 billion. The largest company in the Index had a market capitalization of $18.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/4/ The Russell 2000(R) Index is an unmanaged index which measures the performances of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $898.3 million; the median market capitalization was approximately $705.4 million. The largest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

/5/ The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

/6/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/7/ The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH GROWTH AND INCOME PORTFOLIO            FOR THE YEAR ENDED 12/31/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



CURRENT OUTLOOK/STRATEGY

Our models are still pointing towards stocks benefiting from global growth and away from consumer-related segments. We have found attractive stocks particularly within Health Care-Services, Telecommunications and Energy Services. Sectors viewed as less attractive are Financials-Real Estate, Retailers, Consumer Services and Transportation.

At year-end, your portfolio remained broadly diversified and attractively valued compared with the benchmark, with a lower 12-month forward price earnings ratio, 13.6x vs. 14.1x, and a strong two-year forward earnings growth rate, 19.4% vs. 17.5%. Technology, energy and health care--services were the most overweighted sectors, while financials, industrials and consumer sectors were underweighted. The Portfolio is focused on stocks that rank attractively relative to their peers across the dimensions of our stock selection model.

YU-NIEN (CHARLES) KO, CFA AND STEPHEN A. LANZENDORF, CFA
Senior Portfolio Managers and Co-Directors of the U.S. Investment team BATTERYMARCH FINANCIAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Exxon Mobil Corp.                       4.62%
                ------------------------------------------------
                Microsoft Corp.                         2.71%
                ------------------------------------------------
                AT&T, Inc.                              2.28%
                ------------------------------------------------
                Chevron Corp.                           2.26%
                ------------------------------------------------
                Wal-Mart Stores, Inc.                   1.79%
                ------------------------------------------------
                Intel Corp.                             1.79%
                ------------------------------------------------
                Pfizer, Inc.                            1.76%
                ------------------------------------------------
                International Business Machines Corp.   1.76%
                ------------------------------------------------
                Hewlett-Packard Co.                     1.68%
                ------------------------------------------------
                Cisco Systems, Inc.                     1.47%
                ------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                     [CHART]

Basic Materials       2.1%
Communications       11.0%
Cyclical              7.0%
Non-Cyclical         22.3%
Energy               17.4%
Financials           13.1%
Industrials           9.4%
Technology           16.1%
Utilities             1.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH GROWTH AND INCOME PORTFOLIO            FOR THE YEAR ENDED 12/31/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


              BATTERYMARCH GROWTH AND INCOME PORTFOLIO MANAGED BY
        BATTERYMARCH FINANCIAL MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                         Fund             S&P 500
                 --------------------     -------
  12/31/1997           $10,000            $10,000
  12/31/1998            12,873             12,558
  12/31/1999            15,670             15,200
  12/31/2000            13,706             13,815
  12/31/2001            11,531             12,173
  12/31/2002            9,024              9,483
  12/31/2003            11,386             12,203
  12/31/2004            12,640             13,530
  12/31/2005            13,210             14,195
  12/31/2006            15,085             16,439
  12/31/2007            15,058             17,341




    -------------------------------------------------------------
                                Average Annual Return/2/
                             (for the year ended 12/31/07)
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/3/
    -------------------------------------------------------------
    Batterymarch
    Growth and Income
--  Portfolio--Class A  7.85%  8.77%  12.50%  4.98%     9.24%
    -------------------------------------------------------------
- - S&P 500(R) Index/1/ 5.49%  8.62%  12.83%  5.91%    12.21%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 5/16/83. Index returns are based on an inception date of 5/16/83. On May 1, 2006, the assets of The Travelers Growth and Income Stock Account for Variable Annuities were transferred to the

Portfolio. The historical performance prior to this period is the performance of the Portfolio's predecessor insurance company separate account managed by an entity which became an affiliate of the Advisor in December 2005 using the same investment objective and similar investment strategies as the Portfolio. The separate account's performance reflects all expenses including Contract charges since such charges were not separately stated from other account expenses. Subsequent to May 1, 2006, the Portfolio's performance will not reflect Contract charges. If Contract charges had been excluded from the performance calculations, the performance numbers would have been higher. Prior to May 1, 2006, the Portfolio was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
BATTERYMARCH GROWTH AND INCOME PORTFOLIO    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  998.20        $3.27
  Hypothetical (5% return before expenses)     1,000.00      1,021.93         3.31
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.65% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      -----------------------------------------------------------------------
                                                                VALUE
      SECURITY DESCRIPTION                           SHARES    (NOTE 2)
      -----------------------------------------------------------------------

      COMMON STOCKS - 99.6%
      AEROSPACE & DEFENSE - 4.9%
      Boeing Co. (The).............................   34,241 $   2,994,718
      General Dynamics Corp........................   19,916     1,772,325
      Honeywell International, Inc.................   43,566     2,682,358
      Lockheed Martin Corp.........................   24,963     2,627,605
      Northrop Grumman Corp........................   29,248     2,300,063
      Precision Castparts Corp.....................   20,950     2,905,765
      Raytheon Co..................................   38,416     2,331,851
      United Technologies Corp.....................   52,581     4,024,550
                                                             -------------
                                                                21,639,235
                                                             -------------
      AIR FREIGHT & LOGISTICS - 0.3%
      FedEx Corp...................................    5,100       454,767
      United Parcel Service, Inc. - Class B(a).....   11,210       792,771
                                                             -------------
                                                                 1,247,538
                                                             -------------
      AUTOMOBILES - 0.3%
      Daimler AG...................................   13,500     1,291,005
                                                             -------------
      BEVERAGES - 2.3%
      Anheuser-Busch Cos., Inc.....................   12,900       675,186
      Coca-Cola Co.................................   66,750     4,096,447
      Coca-Cola Enterprises, Inc...................   37,300       970,919
      PepsiAmericas, Inc...........................   14,500       483,140
      PepsiCo, Inc.................................   26,092     1,980,383
      The Pepsi Bottling Group, Inc................   48,200     1,901,972
                                                             -------------
                                                                10,108,047
                                                             -------------
      BIOTECHNOLOGY - 0.8%
      Alexion Pharmaceuticals, Inc.*(a)............   11,300       847,839
      Amgen, Inc.*.................................   18,141       842,468
      Gilead Sciences, Inc.*.......................   15,126       695,947
      Onyx Pharmaceuticals, Inc.*(a)...............   23,050     1,282,041
                                                             -------------
                                                                 3,668,295
                                                             -------------
      CAPITAL MARKETS - 4.2%
      Affiliated Managers Group, Inc.*(a)..........   10,800     1,268,568
      Bank of New York Mellon Corp.................   37,287     1,818,114
      Eaton Vance Corp.(a).........................   24,700     1,121,627
      Federated Investors, Inc. - Class B..........   69,800     2,872,968
      Goldman Sachs Group, Inc. (The)..............   17,931     3,856,062
      Lehman Brothers Holdings, Inc.(a)............    8,632       564,878
      Merrill Lynch & Co., Inc.....................   13,962       749,480
      MF Global, Ltd.*.............................   23,600       742,692
      Morgan Stanley...............................   17,782       944,402
      Raymond James Financial, Inc.(a).............  119,600     3,906,136
      State Street Corp............................   10,425       846,510
                                                             -------------
                                                                18,691,437
                                                             -------------
      CHEMICALS - 1.7%
      Agrium, Inc..................................   22,400     1,617,504
      Dow Chemical Co. (The).......................   15,717       619,564
      E.I. du Pont de Nemours & Co.(a).............   32,096     1,415,113
      Potash Corp. of Saskatchewan, Inc............    6,850       986,126
      --------------------------------------------------------------------
                                                                VALUE
      SECURITY DESCRIPTION                           SHARES    (NOTE 2)
      --------------------------------------------------------------------

      CHEMICALS - CONTINUED
      The Mosaic Co.*..............................   28,100 $   2,650,954
                                                             -------------
                                                                 7,289,261
                                                             -------------
      COMMERCIAL BANKS - 0.8%
      U.S. Bancorp(a)..............................   28,179       894,402
      Wachovia Corp................................   30,823     1,172,199
      Wells Fargo & Co.............................   54,244     1,637,626
                                                             -------------
                                                                 3,704,227
                                                             -------------
      COMMERCIAL SERVICES & SUPPLIES - 0.7%
      Allied Waste Industries, Inc.*(a)............  124,130     1,367,913
      R.R. Donnelley & Sons Co.....................   16,000       603,840
      Republic Services, Inc.......................   31,480       986,898
                                                             -------------
                                                                 2,958,651
                                                             -------------
      COMMUNICATIONS EQUIPMENT - 3.5%
      Ciena Corp.*.................................   25,840       881,402
      Cisco Systems, Inc.*.........................  239,324     6,478,501
      Corning, Inc.................................   47,864     1,148,257
      Harris Corp..................................   84,370     5,288,312
      Motorola, Inc................................   37,205       596,768
      QUALCOMM, Inc................................   27,352     1,076,301
                                                             -------------
                                                                15,469,541
                                                             -------------
      COMPUTERS & PERIPHERALS - 6.3%
      Apple, Inc.*.................................   27,162     5,380,249
      Dell, Inc.*..................................   41,904     1,027,067
      EMC Corp.*...................................   78,009     1,445,507
      Hewlett-Packard Co...........................  146,246     7,382,498
      International Business Machines Corp.........   71,643     7,744,608
      Seagate Technology...........................   60,300     1,537,650
      Western Digital Corp.*.......................  110,300     3,332,163
                                                             -------------
                                                                27,849,742
                                                             -------------
      CONSTRUCTION & ENGINEERING - 0.2%
      Chicago Bridge & Iron Co. N.V................   13,200       797,808
                                                             -------------
      CONSUMER FINANCE - 0.2%
      American Express Co..........................   19,200       998,784
                                                             -------------
      DIVERSIFIED FINANCIAL SERVICES - 3.0%
      Bank of America Corp.........................   88,747     3,661,701
      Citigroup, Inc...............................  104,045     3,063,085
      JPMorgan Chase & Co..........................  143,353     6,257,359
                                                             -------------
                                                                12,982,145
                                                             -------------
      DIVERSIFIED TELECOMMUNICATION SERVICES - 3.7%
      AT&T, Inc....................................  241,336    10,029,924
      Verizon Communications, Inc..................  144,505     6,313,424
                                                             -------------
                                                                16,343,348
                                                             -------------
      ELECTRIC UTILITIES - 1.0%
      Exelon Corp..................................   11,160       911,102
      FirstEnergy Corp.............................   18,169     1,314,346
      Northeast Utilities..........................   75,300     2,357,643
                                                             -------------
                                                                 4,583,091
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      -----------------------------------------------------------------------
                                                                VALUE
      SECURITY DESCRIPTION                           SHARES    (NOTE 2)
      -----------------------------------------------------------------------

      ELECTRICAL EQUIPMENT & SERVICES - 0.3%
      Emerson Electric Co..........................   24,700 $   1,399,502
                                                             -------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
      Ingram Micro, Inc. - Class A*................   33,850       610,654
      Tech Data Corp.*.............................   35,200     1,327,744
                                                             -------------
                                                                 1,938,398
                                                             -------------
      ENERGY EQUIPMENT & SERVICES - 3.6%
      Cameron International Corp.*.................   36,200     1,742,306
      Halliburton Co...............................   64,516     2,445,802
      National-Oilwell Varco, Inc.*................   32,700     2,402,142
      Noble Corp...................................   37,160     2,099,912
      Oceaneering International, Inc.*.............   13,510       909,898
      Schlumberger, Ltd............................   19,886     1,956,186
      Superior Energy Services, Inc.*..............   28,000       963,760
      Transocean, Inc..............................   22,215     3,180,077
                                                             -------------
                                                                15,700,083
                                                             -------------
      FOOD & STAPLES RETAILING - 3.6%
      Costco Wholesale Corp........................    7,827       546,011
      CVS Caremark Corp.(a)........................   64,200     2,551,950
      Kroger Co. (The).............................   96,800     2,585,528
      Safeway, Inc.................................   70,160     2,400,174
      Wal-Mart Stores, Inc.........................  165,840     7,882,375
                                                             -------------
                                                                15,966,038
                                                             -------------
      FOOD PRODUCTS - 0.7%
      Bunge, Ltd...................................    8,900     1,036,049
      Corn Products International, Inc.(a).........   29,700     1,091,475
      Unilever N.V.................................   29,900     1,090,154
                                                             -------------
                                                                 3,217,678
                                                             -------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
      DENTSPLY International, Inc..................   70,850     3,189,667
      Kinetic Concepts, Inc.*(a)...................   21,600     1,156,896
      Medtronic, Inc...............................   18,500       929,995
      Respironics, Inc.*...........................   25,000     1,637,000
                                                             -------------
                                                                 6,913,558
                                                             -------------
      HEALTH CARE PROVIDERS & SERVICES - 4.5%
      Aetna, Inc...................................   49,888     2,880,034
      CIGNA Corp...................................   33,550     1,802,642
      Coventry Health Care, Inc.*..................   23,300     1,380,525
      Humana, Inc.*................................   46,206     3,479,774
      Lincare Holdings, Inc.*......................   25,000       879,000
      McKesson Corp................................   44,596     2,921,484
      UnitedHealth Group, Inc......................   59,055     3,437,001
      WellPoint, Inc.*.............................   34,043     2,986,592
                                                             -------------
                                                                19,767,052
                                                             -------------
      HOTELS, RESTAURANTS & LEISURE - 1.3%
      Bally Technologies, Inc.*(a).................   26,800     1,332,496
      Darden Restaurants, Inc......................   21,800       604,078
      McDonald's Corp..............................   21,958     1,293,546
      --------------------------------------------------------------------
                                                                VALUE
      SECURITY DESCRIPTION                           SHARES    (NOTE 2)
      --------------------------------------------------------------------

      HOTELS, RESTAURANTS & LEISURE - CONTINUED
      Tim Hortons, Inc.(a).........................   52,340 $   1,932,916
      Wendy's International, Inc...................   15,000       387,600
                                                             -------------
                                                                 5,550,636
                                                             -------------
      HOUSEHOLD DURABLES - 0.8%
      Garmin, Ltd.(a)..............................   10,500     1,018,500
      Snap-On, Inc.................................   30,000     1,447,200
      Tempur-Pedic International, Inc.(a)..........   33,200       862,204
                                                             -------------
                                                                 3,327,904
                                                             -------------
      HOUSEHOLD PRODUCTS - 1.1%
      Procter & Gamble Co. (The)...................   63,772     4,682,140
                                                             -------------
      INDUSTRIAL CONGLOMERATES - 1.6%
      3M Co........................................   11,661       983,256
      General Electric Co..........................  168,004     6,227,908
                                                             -------------
                                                                 7,211,164
                                                             -------------
      INSURANCE - 3.3%
      Allstate Corp. (The).........................   17,700       924,471
      American International Group, Inc............   64,536     3,762,449
      Chubb Corp. (The)............................   34,440     1,879,735
      Fairfax Financial Holdings, Ltd.(a)..........    2,000       572,260
      Hartford Financial Services Group, Inc. (The)   19,167     1,671,171
      Prudential Financial, Inc....................   24,836     2,310,741
      Sun Life Financial, Inc......................   20,250     1,132,785
      Travelers Cos., Inc. (The)...................   42,300     2,275,740
                                                             -------------
                                                                14,529,352
                                                             -------------
      INTERNET & CATALOG RETAIL - 0.4%
      Amazon.com, Inc.*(a).........................   19,890     1,842,610
                                                             -------------
      INTERNET SOFTWARE & SERVICES - 1.1%
      eBay, Inc.*..................................   23,047       764,930
      Google, Inc. - Class A*......................    5,300     3,664,844
      Yahoo!, Inc.*(a).............................   21,024       489,018
                                                             -------------
                                                                 4,918,792
                                                             -------------
      IT SERVICES - 0.9%
      Accenture, Ltd. - Class A....................   19,180       691,055
      Computer Sciences Corp.*.....................   32,400     1,602,828
      Electronic Data Systems Corp.................   53,150     1,101,800
      Hewitt Associates, Inc. - Class A*...........   11,200       428,848
                                                             -------------
                                                                 3,824,531
                                                             -------------
      LEISURE EQUIPMENT & PRODUCTS - 0.2%
      Hasbro, Inc.(a)..............................   41,640     1,065,151
                                                             -------------
      LIFE SCIENCES TOOLS & SERVICES - 0.6%
      Invitrogen Corp.*............................   12,900     1,204,989
      Millipore Corp.*(a)..........................   17,250     1,262,355
                                                             -------------
                                                                 2,467,344
                                                             -------------
      MACHINERY - 0.3%
      Caterpillar, Inc.............................   17,200     1,248,032
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      -----------------------------------------------------------------------
                                                                VALUE
      SECURITY DESCRIPTION                           SHARES    (NOTE 2)
      -----------------------------------------------------------------------

      MEDIA - 2.0%
      Citadel Broadcasting Corp.(a)................        1 $           2
      Comcast Corp. - Class A*.....................   33,970       620,292
      EchoStar Communications Corp.*...............   51,700     1,950,124
      Meredith Corp................................   12,400       681,752
      News Corp. - Class A.........................   35,636       730,182
      Shaw Communications, Inc. - Class B..........   43,400     1,027,712
      Time Warner, Inc.............................   58,935       973,017
      Walt Disney Co. (The)(a).....................   90,280     2,914,238
                                                             -------------
                                                                 8,897,319
                                                             -------------
      METALS & MINING - 0.5%
      Freeport-McMoRan Copper & Gold, Inc. -
        Class B....................................   20,100     2,059,044
                                                             -------------
      MULTI-UTILITIES - 0.5%
      Public Service Enterprise Group, Inc.........   23,560     2,314,534
                                                             -------------
      MULTILINE RETAIL - 0.2%
      Target Corp..................................   14,117       705,850
                                                             -------------
      OIL, GAS & CONSUMABLE FUELS - 13.8%
      Apache Corp..................................   17,500     1,881,950
      Chesapeake Energy Corp.(a)...................   25,795     1,011,164
      Chevron Corp.................................  106,544     9,943,752
      ConocoPhillips...............................   69,658     6,150,801
      Devon Energy Corp............................   12,075     1,073,588
      El Paso Corp.................................  128,520     2,215,685
      EnCana Corp..................................   32,410     2,202,584
      Exxon Mobil Corp.............................  216,929    20,324,078
      Hess Corp....................................   19,800     1,997,028
      Magellan Midstream Partners(a)...............   22,000       953,920
      Marathon Oil Corp............................   45,332     2,758,906
      Murphy Oil Corp..............................   14,300     1,213,212
      Noble Energy, Inc............................   11,000       874,720
      Occidental Petroleum Corp....................   23,286     1,792,789
      Petro-Canada.................................   62,400     3,345,888
      Suncor Energy, Inc...........................    3,900       424,047
      TransCanada Corp.(a).........................   25,180     1,030,617
      Valero Energy Corp...........................   20,073     1,405,712
                                                             -------------
                                                                60,600,441
                                                             -------------
      PERSONAL PRODUCTS - 0.7%
      Estee Lauder Companies, Inc. - Class A(a)....   27,900     1,216,719
      Herbalife, Ltd...............................   30,600     1,232,568
      NBTY, Inc.*..................................   19,800       542,520
                                                             -------------
                                                                 2,991,807
                                                             -------------
      PHARMACEUTICALS - 7.4%
      Abbott Laboratories..........................   35,279     1,980,916
      Bristol-Myers Squibb Co......................   98,975     2,624,817
      Eli Lilly & Co...............................   36,476     1,947,453
      Endo Pharmaceuticals Holdings, Inc.*.........   70,700     1,885,569
      Johnson & Johnson............................   47,154     3,145,172
      King Pharmaceuticals, Inc.*..................  201,000     2,058,240
      --------------------------------------------------------------------
                                                                VALUE
      SECURITY DESCRIPTION                           SHARES    (NOTE 2)
      --------------------------------------------------------------------

      PHARMACEUTICALS - CONTINUED
      Merck & Co., Inc.............................  110,680 $   6,431,615
      Pfizer, Inc..................................  341,525     7,762,863
      Schering-Plough Corp.........................   78,864     2,100,937
      Watson Pharmaceuticals, Inc.*................   65,500     1,777,670
      Wyeth........................................   23,251     1,027,462
                                                             -------------
                                                                32,742,714
                                                             -------------
      REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.5%
      Annaly Mortgage Management, Inc. (REIT)......  112,100     2,037,978
                                                             -------------
      REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
      Jones Lang LaSalle, Inc.(a)..................   27,500     1,956,900
                                                             -------------
      ROAD & RAIL - 0.7%
      Ryder System, Inc.(a)........................   24,900     1,170,549
      Union Pacific Corp...........................   15,800     1,984,796
                                                             -------------
                                                                 3,155,345
                                                             -------------
      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
      Intel Corp...................................  295,149     7,868,672
      Intersil Corp. - Class A.....................   29,000       709,920
      Lam Research Corp.*..........................   36,770     1,589,567
      MEMC Electronic Materials, Inc.*.............   31,000     2,743,190
      NVIDIA Corp.*................................   55,450     1,886,409
      Texas Instruments, Inc.......................   69,374     2,317,092
                                                             -------------
                                                                17,114,850
                                                             -------------
      SOFTWARE - 5.2%
      BMC Software, Inc.*..........................   88,105     3,140,062
      MICROS Systems, Inc.*........................    8,460       593,554
      Microsoft Corp...............................  335,135    11,930,806
      Oracle Corp.*................................  262,600     5,929,508
      Sybase, Inc.*................................   49,572     1,293,333
                                                             -------------
                                                                22,887,263
                                                             -------------
      SPECIALTY RETAIL - 0.6%
      Abercrombie & Fitch Co. - Class A............    2,500       199,925
      Dick's Sporting Goods, Inc.*(a)..............   39,300     1,090,968
      Home Depot, Inc. (The).......................   27,528       741,604
      Lowe's Cos., Inc.............................   24,049       543,989
                                                             -------------
                                                                 2,576,486
                                                             -------------
      TEXTILES, APPAREL & LUXURY GOODS - 1.3%
      NIKE, Inc. - Class B.........................   44,140     2,835,553
      Phillips-Van Heusen Corp.....................   33,000     1,216,380
      VF Corp......................................   23,880     1,639,601
                                                             -------------
                                                                 5,691,534
                                                             -------------
      THRIFTS & MORTGAGE FINANCE - 0.1%
      Fannie Mae...................................   15,834       633,043
      TOBACCO - 1.5%
      Altria Group, Inc............................   59,925     4,529,132
      UST, Inc.(a).................................   37,030     2,029,244
                                                             -------------
                                                                 6,558,376
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


    --------------------------------------------------------------------------
                                                  SHARES/PAR      VALUE
    SECURITY DESCRIPTION                            AMOUNT       (NOTE 2)
    --------------------------------------------------------------------------

    WIRELESS TELECOMMUNICATION SERVICES - 0.1%
    Sprint Nextel Corp...........................      44,951 $     590,207
                                                              -------------
    Total Common Stocks (Cost $381,286,936)                     438,705,811
                                                              -------------

    SHORT-TERM INVESTMENT - 6.4%
    State Street Navigator Securities Lending
      Prime Portfolio(b) (Cost $27,963,507)...... $27,963,507    27,963,507
                                                              -------------

    TOTAL INVESTMENTS - 106.0% (Cost
    $409,250,443)                                               466,669,318
                                                              -------------

    Other Assets and Liabilities (net) - (6.0)%                 (26,394,714)
                                                              -------------

    TOTAL NET ASSETS - 100.0%                                 $ 440,274,604
                                                              =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

BATTERYMARCH GROWTH AND INCOME PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $438,705,811
   Collateral for securities on loan                                       27,963,507
   Receivable for investments sold                                          7,033,215
   Receivable for Trust shares sold                                               887
   Dividends receivable                                                       418,563
   Receivable from investment manager (Note 3)                                 47,850
                                                                         ------------
     Total assets                                                         474,169,833
                                                                         ------------
LIABILITIES
   Due to bank                                                                159,385
   Payables for:
     Investments purchased                                                  5,320,477
     Trust shares redeemed                                                     59,953
     Collateral for securities on loan                                     27,963,507
     Investment advisory fee (Note 3)                                         245,165
     Administration fee                                                         2,543
     Custodian and accounting fees                                             29,444
   Accrued expenses                                                           114,755
                                                                         ------------
     Total liabilities                                                     33,895,229
                                                                         ------------
NET ASSETS                                                               $440,274,604
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $331,341,868
   Accumulated net realized gain                                           46,538,984
   Unrealized appreciation on investments and foreign currency             57,418,857
   Undistributed net investment income                                      4,974,895
                                                                         ------------
     Total                                                               $440,274,604
                                                                         ============
NET ASSETS
   Class A                                                               $440,274,604
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 19,554,703
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      22.52
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Securities Lending                      $381,286,936

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007


BATTERYMARCH GROWTH AND INCOME PORTFOLIO
INVESTMENT INCOME:
    Dividends (1)                                                                     $  7,948,632
    Interest (2)                                                                           150,396
                                                                                      ------------
       Total investment income                                                           8,099,028
                                                                                      ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                     3,071,575
    Administration fees                                                                     34,239
    Custody and accounting fees                                                             36,744
    Transfer agent fees                                                                      2,709
    Audit                                                                                   29,375
    Legal                                                                                   28,466
    Trustee fees and expenses                                                               16,702
    Shareholder reporting                                                                  130,090
    Insurance                                                                               17,259
    Other                                                                                    4,232
                                                                                      ------------
       Total expenses                                                                    3,371,391
       Less fees waived and expenses reimbursed by the Manager                            (243,934)
       Less broker commission recapture                                                    (56,024)
                                                                                      ------------
    Net expenses                                                                         3,071,433
                                                                                      ------------
    Net investment income                                                                5,027,595
                                                                                      ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
    Net realized gain on:
       Investments                                                                      50,062,500
       Foreign currency                                                                      1,952
                                                                                      ------------
    Net realized gain on investments and foreign currency                               50,064,452
                                                                                      ------------
    Net change in unrealized appreciation (depreciation) on:
       Investments                                                                     (19,100,974)
       Foreign currency                                                                        246
                                                                                      ------------
    Net change in unrealized depreciation on investments and foreign currency          (19,100,728)
                                                                                      ------------
    Net realized and change in unrealized gain on investments and foreign currency      30,963,724
                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $ 35,991,319
                                                                                      ============

---------------------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                            $     31,516
(2)Interest income includes securities lending income of:                                   53,674

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

BATTERYMARCH GROWTH AND INCOME PORTFOLIO
                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2007         2006*
                                                                         ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  5,027,595  $  4,165,772
   Net realized gain on investments and foreign currency                   50,064,452    28,678,079
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                   (19,100,728)    6,747,025
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    35,991,319    39,590,876
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                               (4,128,223)           --
   From net realized gains
     Class A                                                              (32,293,127)           --
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (36,421,350)           --
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                                                  639,046       679,679
   Net asset value of shares issued through acquisition
     Class A                                                                       --   491,658,847
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               36,421,350            --
   Cost of shares repurchased
     Class A                                                              (79,344,080)  (48,941,083)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions             (42,283,684)  443,397,443
                                                                         ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (42,713,715)  482,988,319
   Net assets at beginning of period                                      482,988,319            --
                                                                         ------------  ------------
   Net assets at end of period                                           $440,274,604  $482,988,319
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  4,974,895  $  4,164,843
                                                                         ============  ============

*  For the period 05/01/2006 (Commencement of operations).

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                               CLASS A
BATTERYMARCH GROWTH AND INCOME PORTFOLIO                                 ----------------
                                                                            FOR THE YEARS
                                                                                ENDED
                                                                            DECEMBER 31,
                                                                         ----------------
                                                                           2007     2006(B)
                                                                         ------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $22.56    $20.73
                                                                         ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.24(a)   0.19(a)
Net Realized/Unrealized Gain on Investments.............................   1.50      1.64
                                                                         ------    ------
Total from Investment Operations........................................   1.74      1.83
                                                                         ------    ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.20)       --
Distributions from Net Realized Capital Gains...........................  (1.58)       --
                                                                         ------    ------
Total Distributions.....................................................  (1.78)       --
                                                                         ------    ------
NET ASSET VALUE, END OF PERIOD.......................................... $22.52    $22.56
                                                                         ======    ======
TOTAL RETURN                                                               7.85%     8.83%
Ratio of Expenses to Average Net Assets.................................   0.65%     0.65%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.71%     0.72%*
Ratio of Net Investment Income to Average Net Assets....................   1.06%     1.32%*
Portfolio Turnover Rate.................................................   81.4%     63.6%
Net Assets, End of Period (in millions)................................. $440.3    $483.0

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Batterymarch Growth and Income Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

I. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under the arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Batterymarch Financial Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                          Management Fees
                                         earned by Manager
                                         for the year ended
Portfolio                                December 31, 2007  % per annum  Average Daily Net Assets
---------                                ------------------ ----------- --------------------------

Batterymarch Growth and Income Portfolio     $3,071,575        0.65%    First $500 Million

                                                               0.55%    $500 Million to $1 Billion

                                                               0.50%    $1 Billion to $1.5 Billion

                                                               0.45%    $1.5 Billion to $2 Billion

                                                               0.40%    Over $2 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement for the Portfolio is permanent. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                          Maximum Expense Ratio
                                          under current Expense      Expenses
                                          Limitation Agreement     Reimbursed in
                                         ---------------------   -----------------
Portfolio                                Class A Class B Class E   2006     2007
---------                                ------- ------- ------- -------- --------

Batterymarch Growth and Income Portfolio  0.65%   0.90%*  0.80%* $226,089 $223,355

* Classes not offered during the period.

Expense limitation for Class A, on a permanent basis, is 0.65% on first $500 million of assets, 0.55% on next $500 million of assets, 0.50% on next $500 million of assets, 0.45% on next $500 million of assets, and 0.40% on assets over $2 billion.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the year ended December 31, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                  Shares Issued                                Net Increase
                                                  in Connection    Shares Issued                (Decrease)
                               Beginning  Shares with Acquisition Through Dividend   Shares     in Shares     Ending
                                Shares     Sold      (Note 8)       Reinvestment   Repurchased Outstanding    Shares
-                              ---------- ------ ---------------- ---------------- ----------- ------------ ----------

Batterymarch Growth and Income
  Portfolio

 Class A

 12/31/2007                    21,406,745 28,082            --       1,642,822     (3,522,946)  (1,852,042) 19,554,703
 05/01/2006-12/31/2006                 -- 29,112    23,717,262              --     (2,339,629)  21,406,745  21,406,745

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                   Purchases                        Sales
                                         ------------------------------ ------------------------------
                                         U.S. Government Non-Government U.S. Government Non-Government
                                         --------------- -------------- --------------- --------------

Batterymarch Growth and Income Portfolio       $--        $380,521,317        $--        $442,725,863

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                           Federal       Gross         Gross
                                          Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                    Cost     Appreciation (Depreciation)  Appreciation
---------                                ------------ ------------ -------------- --------------

Batterymarch Growth and Income Portfolio $412,244,457 $73,547,198   $(19,122,337)  $54,424,861

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                      Value of    Value of
                                          Value of      Cash      Non-Cash     Total
                                         Securities  Collateral  Collateral* Collateral
                                         ----------- ----------- ----------- -----------

Batterymarch Growth and Income Portfolio $32,946,447 $27,963,507 $5,709,124  $33,672,631

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                         Ordinary Income  Long-Term Capital Gains       Total
-                                        ---------------- ----------------------- -----------------
                                            2007     2006    2007         2006       2007      2006
-                                        ---------- -----  -----------   -----    ----------- -----

Batterymarch Growth and Income Portfolio $7,559,639  $--  $28,861,711     $--     $36,421,350  $--

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                         Undistributed Undistributed     Net
                                           Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                            Income         Gain      Appreciation   and Deferrals       Total
                                         ------------- ------------- ------------ ------------------ ------------

Batterymarch Growth and Income Portfolio  $14,584,490   $39,923,403  $54,424,843         $--         $108,932,736

8. ACQUISITIONS

On May 1, 2006, Batterymarch Growth and Income Portfolio (the "Batterymarch Portfolio") commenced operations after acquiring all of the net assets of The Travelers Growth and Income Stock Account for Variable Annuities (the "Travelers Account") pursuant to a plan of reorganization approved by the Travelers Account unit holders on April 27, 2006. In a tax-free transaction, the Travelers Account contributed net assets of $491,658,847, including unrealized gains of $69,772,560, in exchange for 23,717,262 Class A shares of the Batterymarch Portfolio.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Batterymarch Growth and Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2007 and the period from May 1, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Batterymarch Growth and Income Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2007 and the period from May 1, 2006 (commencement of operations) to December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since October 2006, Assistant Vice           N/A      N/A
(37)                 Financial      2002 to       President, MetLife Group, Inc. Since
                     Officer,       present.      February 2001, Assistant Vice President
                     Treasurer                    of MetLife Investors Insurance Company.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------

Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio," and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Batterymarch Financial Management, Inc. (the "Batterymarch Adviser") for investment advisory services in connection with the investment management for the Batterymarch Growth and Income Portfolio (the "Batterymarch Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the Batterymarch Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Batterymarch Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Batterymarch Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-year and since inception periods ending July 31, 2007 of the Batterymarch Portfolio within its performance universe. The Board took into account that the Batterymarch Portfolio performed above the median and Lipper index for each period. The Board considered the analysis provided in the B-M Report demonstrating that the Batterymarch Portfolio outperformed the Lipper index and S&P 500 benchmark return for the one-year period. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Batterymarch Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Batterymarch Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Batterymarch Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the Batterymarch Portfolio's actual management fees were below the medians of the expense group, expense universe and the sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Batterymarch Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Batterymarch Portfolio's contractual management fees were below the normalized median of the expense group at the Batterymarch Portfolio's current size. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the Batterymarch Portfolio, reflected by, among other things, the Manager's fee waiver agreement with the Batterymarch Portfolio, resulting in the Manager waiving advisory fees in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Batterymarch Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Batterymarch Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Batterymarch Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Batterymarch Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Batterymarch Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust result from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Batterymarch Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Batterymarch Adviser's ability to perform under its Advisory Agreement. These factors included: the Batterymarch Adviser's financial condition; the Batterymarch Adviser's current level of staffing and its overall resources, as well as its compensation program; the Batterymarch Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Batterymarch Adviser's management style and performance record with respect to the Batterymarch Portfolio; and the Batterymarch Portfolio's performance record. With respect to the Batterymarch Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Batterymarch Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Batterymarch Portfolio's performance for the one-year period as compared to its peer universe and noted that the Board reviews on a quarterly basis detailed information about the Batterymarch Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Batterymarch Adviser's investment process and philosophy. The Board considered that the Batterymarch Adviser's responsibilities include the development and maintenance of an investment program for the Batterymarch Portfolio which is consistent with the Batterymarch Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Batterymarch Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Batterymarch Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Batterymarch Adviser's estimated profitability from its relationship with the Batterymarch Portfolio as described below and possible economies of scale. With respect to the Batterymarch Portfolio, the Board also compared the subadvisory fees paid to fees charged by the Batterymarch Adviser to manage other subadvised portfolios not subject to regulation under the 1940 Act; including separate accounts. The Board considered the fee comparison in light of the differences required to manage different types of accounts. The Board also considered that the Batterymarch Adviser does not provide investment advisory services or subadvisory services to any comparable US Large Cap or US MidCap mutual funds. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Batterymarch Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Batterymarch Adviser of its relationship with the Batterymarch Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received portfolio specific data with regard to the profitability of the Batterymarch Portfolio. The Board analyzed the reasonableness of the profitability of the Batterymarch Adviser and found no indication of excessive profitability. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Batterymarch Adviser and its affiliates by virtue of the Batterymarch Adviser's relationship to the Batterymarch Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Batterymarch Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Batterymarch Adviser, the Board determined approval of the Advisory Agreement for the Batterymarch Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Batterymarch Portfolio.

                          MET INVESTORS SERIES TRUST


                             Batterymarch Mid-Cap
                                Stock Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO                FOR THE YEAR ENDED 12/31/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

For the twelve-month period ended December 31, 2007, the Portfolio had a return of 6.06% for Class A Shares, versus 7.98% for its benchmark, the S&P MidCap 400(R) Index/1/.

PORTFOLIO REVIEW

After being ahead of the benchmark as of the end of the second quarter, relative performance suffered in the last two quarters, eliminating the gains. The Portfolio underperformed the benchmark for the year, primarily as a result of stock selection, which was mixed at the sector level but negative for the period overall. Stock selection in the financials--insurance, materials and industrials sectors was particularly strong, but selection in services & distribution, health care and energy significantly detracted.

For the quarter and year, the dimensions of our stock selection model that were the most effective were the earnings growth, expectations and technical dimensions. The value and cash flow measures did not contribute, especially in the third quarter.

Sector allocation benefited relative performance, with a positive impact from an underweight to retailers, financials--real estate and financials--banks representing the greatest contributors. An overweight to materials benefited as well.

MARKET ENVIRONMENT/CONDITIONS

While the expectation was that large capitalization stocks would outperform the other cap bands, mid capitalization stocks largely kept pace. Large and mid capitalization stocks both outperformed small caps for the year, and growth outperformed value across market capitalization bands. The Russell MidCap(R) Growth Index/2/ rose 5.6%, in line with the Russell 1000(R) Index/3/ at 5.8%, and outperformed the Russell 2000(R) Index/4/ at -1.6%. For the S&P indices, the S&P MidCap 400(R)/1/ rose 8.0%, actually outperforming the S&P 500(R)/5/ at 5.5% as well as the S&P SmallCap 600(R)/6/ at -0.3%.

Perhaps to a greater degree than in previous years, sector performance in the mid cap space mirrored performance in the large cap sectors, suggesting a shared impact of uncertainly surrounding the US economy, currency markets and equity markets overall.

Not surprisingly, resource-related sectors fared better than those impacted by credit concerns. For the year, energy services and energy were the outstanding sectors for the S&P MidCap 400(R), up 43.2% and 45.2%, respectively, as oil prices continued their rise. Materials followed with a sector return of 24.1% on the strength of commodity prices buoyed by ethanol production. The technology and software & services sectors were strong, in keeping with the market's emphasis on global growth. The significant laggards were the financials sectors due to credit concerns resulting from dramatic asset write-downs of banking and brokerage firms which began in the third quarter and persisted; banks declined 22%, followed by diversified and real estate. Retailers and the consumer sectors were also weak for the year, as consumer sentiment weakened amidst continuing credit and inflation concerns.

CURRENT OUTLOOK/STRATEGY

Our models are still pointing towards stocks benefiting from global growth and away from consumer-related segments. We have found attractive stocks particularly within health care-services, telecommunications and energy services. Sectors viewed as less attractive are financials-real estate, retailers, consumer services and transportation.

At year-end, your portfolio remained broadly diversified and attractively valued compared with the benchmark, with a lower 12-month forward P/E, 13.9x vs. 15.2x, and a strong two-year forward earnings growth rate of 24.1% vs. 20.1%. Technology, health care and telecommunications were the most overweighted sectors, while financials, utilities, retailers and consumer sectors were
--------

/1/ The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Russell MidCap(R) Growth Index is an unmanaged index which measures the performance of those Russell MidCap(R) companies with higher price-to book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Russell 1000(R) Index is an unmanaged index which measures the performances of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 90% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $16.3 billion; the median market capitalization was approximately $6.1 billion. The smallest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

/4/ The Russell 2000(R) Index is an unmanaged index which measures the performances of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $898.3 million; the median market capitalization was approximately $705.4 million. The largest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

/5/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/6/ The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO                FOR THE YEAR ENDED 12/31/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

underweighted. The portfolio is focused on stocks that rank attractively relative to their peers across the dimensions of our stock selection model.

YU-NIEN (CHARLES) KO, CFA AND STEPHEN A. LANZENDORF, CFA
Senior Portfolio Managers and Co-Directors of the US Investment team BATTERYMARCH FINANCIAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    Harris Corp.                   2.17%
                    ---------------------------------------
                    Humana, Inc.                   2.13%
                    ---------------------------------------
                    Precision Castparts Corp.      1.80%
                    ---------------------------------------
                    Manitowoc Co., Inc. (The)      1.74%
                    ---------------------------------------
                    Western Digital Corp.          1.65%
                    ---------------------------------------
                    DENTSPLY International, Inc.   1.48%
                    ---------------------------------------
                    Intuitive Surgical, Inc.       1.47%
                    ---------------------------------------
                    KBR, Inc.                      1.47%
                    ---------------------------------------
                    Cameron International Corp.    1.46%
                    ---------------------------------------
                    Steel Dynamics, Inc.           1.44%
                    ---------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                     [CHART]

Basic Materials       7.5%
Communications        8.1%
Cyclical              7.2%
Non-Cyclical         23.7%
Energy               11.1%
Financials           10.1%
Industrials          20.4%
Technology            7.7%
Utilities             4.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO                FOR THE YEAR ENDED 12/31/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


                BATTERYMARCH MID-CAP STOCK PORTFOLIO MANAGED BY
    BATTERYMARCH FINANCIAL MANAGEMENT, INC. VS. S&P MIDCAP 400(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                  Fund        S&P Midcap 400 Index
                --------     ----------------------
 12/31/1997     $10,000           $10,000
 12/31/1998      11,691            11,910
 12/31/1999      13,266            13,663
 12/31/2000      15,469            16,056
 12/31/2001      14,847            15,958
 12/31/2002      12,721            13,643
 12/31/2003      17,111            18,501
 12/31/2004      19,926            21,550
 12/31/2005      22,402            24,255
 12/31/2006      23,671            26,762
 12/31/2007      25,106            28,892





    ------------------------------------------------------------
                               Average Annual Return/2/
                            (for the year ended 12/31/07)
    ------------------------------------------------------------
                                                       Since
                       1 Year 3 Year 5 Year 10 Year Inception/3/
    ------------------------------------------------------------
    Batterymarch
    Mid-Cap Stock
--  Portfolio--Class A 6.06%   8.01% 14.44%  9.58%    11.91%
    ------------------------------------------------------------
    S&P MidCap 400(R)
- - Index/1/           7.98%  10.27% 16.20% 11.19%    13.44%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 04/01/1997. Index returns are based on an inception date of 3/31/1997.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
BATTERYMARCH MID-CAP STOCK PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  931.90        $4.14
  Hypothetical (5% return before expenses)     1,000.00      1,020.92         4.33
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                SHARES     (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 98.6%
       AEROSPACE & DEFENSE - 2.8%
       Goodrich Corp...........................     20,700 $   1,461,627
       Precision Castparts Corp................     18,320     2,540,984
                                                           -------------
                                                               4,002,611
                                                           -------------
       AIRLINES - 0.4%
       Continental Airlines, Inc. - Class B*(a)     23,600       525,100
                                                           -------------
       AUTO COMPONENTS - 1.0%
       Johnson Controls, Inc.(a)...............     40,060     1,443,762
                                                           -------------
       BEVERAGES - 1.8%
       Hansen Natural Corp.*(a)................     22,000       974,380
       Molson Coors Brewing Co. - Class B(a)...     19,600     1,011,752
       The Pepsi Bottling Group, Inc.(a).......     13,900       548,494
                                                           -------------
                                                               2,534,626
                                                           -------------
       BIOTECHNOLOGY - 1.5%
       Cephalon, Inc.*(a)......................      9,000       645,840
       Cubist Pharmaceuticals, Inc.*(a)........     19,665       403,329
       Isis Pharmaceuticals, Inc.*(a)..........     71,150     1,120,613
                                                           -------------
                                                               2,169,782
                                                           -------------
       CAPITAL MARKETS - 1.7%
       Affiliated Managers Group, Inc.*(a).....      9,700     1,139,362
       Raymond James Financial, Inc.(a)........     38,100     1,244,346
                                                           -------------
                                                               2,383,708
                                                           -------------
       CHEMICALS - 3.6%
       Airgas, Inc.............................     12,052       628,030
       Celanese Corp...........................     12,904       546,097
       CF Industries Holdings, Inc.(a).........     15,200     1,672,912
       Lubrizol Corp...........................     11,600       628,256
       OM Group, Inc.*.........................     15,200       874,608
       The Mosaic Co.*.........................      7,850       740,569
                                                           -------------
                                                               5,090,472
                                                           -------------
       COMMERCIAL BANKS - 1.8%
       BancorpSouth, Inc.(a)...................     45,900     1,083,699
       Credicorp, Ltd..........................      1,750       133,525
       SVB Financial Group*(a).................     26,700     1,345,680
                                                           -------------
                                                               2,562,904
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 4.5%
       Allied Waste Industries, Inc.*(a).......     88,880       979,458
       Brink's Co. (The).......................     13,800       824,412
       Kelly Services, Inc.(a).................     74,250     1,385,505
       Manpower, Inc...........................     20,995     1,194,615
       Republic Services, Inc..................     47,700     1,495,395
       Watson Wyatt Worldwide, Inc.(a).........     10,500       487,305
                                                           -------------
                                                               6,366,690
                                                           -------------
       COMMUNICATIONS EQUIPMENT - 4.1%
       Blue Coat Systems, Inc.*(a).............     30,700     1,009,109
       CommScope, Inc.*(a).....................     35,263     1,735,292
       Harris Corp.............................     48,784     3,057,781
                                                           -------------
                                                               5,802,182
                                                           -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        COMPUTERS & PERIPHERALS - 2.3%
        QLogic Corp.*(a)......................     60,400 $     857,680
        Western Digital Corp.*................     77,280     2,334,629
                                                          -------------
                                                              3,192,309
                                                          -------------
        CONSTRUCTION & ENGINEERING - 2.1%
        Chicago Bridge & Iron Co. N.V.........     14,400       870,336
        KBR, Inc.*............................     53,500     2,075,800
                                                          -------------
                                                              2,946,136
                                                          -------------
        CONTAINERS & PACKAGING - 0.4%
        Packaging Corp. of America(a).........     19,600       552,720
                                                          -------------
        DIVERSIFIED CONSUMER SERVICES - 1.9%
        DeVry, Inc............................     23,900     1,241,844
        ITT Educational Services, Inc.*(a)....      5,900       503,093
        Sotheby's(a)..........................     23,700       902,970
                                                          -------------
                                                              2,647,907
                                                          -------------
        ELECTRIC UTILITIES - 2.2%
        Edison International(a)...............     14,000       747,180
        El Paso Electric Co.*.................     18,865       482,378
        Northeast Utilities...................     29,000       907,990
        Pepco Holdings, Inc.(a)...............     12,200       357,826
        Sierra Pacific Resources..............     33,619       570,851
                                                          -------------
                                                              3,066,225
                                                          -------------
        ELECTRICAL EQUIPMENT & SERVICES - 0.4%
        GrafTech International, Ltd.*(a)......     29,550       524,513
                                                          -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.7%
        Amphenol Corp. - Class A..............     33,100     1,534,847
        Anixter International, Inc.*(a).......     24,400     1,519,388
        Avnet, Inc.*..........................     48,720     1,703,738
        Dolby Laboratories, Inc.*.............     26,900     1,337,468
        Flextronics International, Ltd.*......     14,900       179,694
        ICx Technologies, Inc.*(a)............      8,800        84,656
        Tech Data Corp.*......................      6,500       245,180
                                                          -------------
                                                              6,604,971
                                                          -------------
        ENERGY EQUIPMENT & SERVICES - 4.4%
        Cameron International Corp.*..........     42,844     2,062,082
        FMC Technologies, Inc.*...............     30,845     1,748,911
        National-Oilwell Varco, Inc.*.........     18,500     1,359,010
        Noble Corp.(a)........................      5,600       316,456
        Transocean, Inc.......................      5,185       742,233
                                                          -------------
                                                              6,228,692
                                                          -------------
        FOOD PRODUCTS - 0.6%
        Corn Products International, Inc.(a)..     23,400       859,950
                                                          -------------
        GAS UTILITIES - 1.4%
        Energen Corp..........................     22,400     1,438,752
        National Fuel Gas Co.(a)..............     12,400       578,832
                                                          -------------
                                                              2,017,584
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       HEALTH CARE EQUIPMENT & SUPPLIES - 4.2%
       DENTSPLY International, Inc..............     46,500 $   2,093,430
       Gen-Probe, Inc.*(a)......................     16,600     1,044,638
       Intuitive Surgical, Inc.*................      6,400     2,076,800
       Kinetic Concepts, Inc.*..................      3,200       171,392
       West Pharmaceutical Services, Inc.(a)....     11,710       475,309
                                                            -------------
                                                                5,861,569
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 4.5%
       Amedisys, Inc.*(a).......................     10,800       524,016
       Centene Corp.*...........................     15,500       425,320
       CIGNA Corp...............................      6,000       322,380
       Express Scripts, Inc.*...................      6,300       459,900
       Health Net, Inc.*........................     34,548     1,668,669
       Humana, Inc.*............................     39,885     3,003,739
                                                            -------------
                                                                6,404,024
                                                            -------------
       HOUSEHOLD DURABLES - 2.9%
       Garmin, Ltd.(a)..........................      3,900       378,300
       Mohawk Industries, Inc.*(a)..............      6,840       508,896
       Snap-On, Inc.............................     27,000     1,302,480
       Stanley Works (The)(a)...................     19,700       955,056
       Tupperware Corp..........................     26,500       875,295
                                                            -------------
                                                                4,020,027
                                                            -------------
       INSURANCE - 4.3%
       American Financial Group, Inc.(a)........     53,476     1,544,387
       Assurant, Inc.(a)........................     26,100     1,746,090
       Axis Capital Holdings, Ltd...............     21,100       822,267
       National Financial Partners Corp.(a).....     10,900       497,149
       W.R. Berkley Corp........................     16,321       486,529
       XL Capital, Ltd. - Class A(a)............     18,526       932,043
                                                            -------------
                                                                6,028,465
                                                            -------------
       IT SERVICES - 0.7%
       CGI Group, Inc.*.........................     36,700       427,188
       Electronic Data Systems Corp.............     27,100       561,783
                                                            -------------
                                                                  988,971
                                                            -------------
       LIFE SCIENCES TOOLS & SERVICES - 2.8%
       Charles River Laboratories International,
         Inc.*(a)...............................     25,334     1,666,977
       Invitrogen Corp.*(a).....................     11,375     1,062,539
       Techne Corp.*(a).........................     19,400     1,281,370
                                                            -------------
                                                                4,010,886
                                                            -------------
       MACHINERY - 6.0%
       AGCO Corp.*(a)...........................     28,500     1,937,430
       Cummins, Inc.............................      9,212     1,173,332
       Flowserve Corp...........................      7,150       687,830
       Manitowoc Co., Inc. (The)................     50,300     2,456,149
       SPX Corp.................................      7,600       781,660
       Terex Corp.*.............................     21,700     1,422,869
                                                            -------------
                                                                8,459,270
                                                            -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -------------------------------------------------------------

         MEDIA - 1.2%
         EchoStar Communications Corp.*(a)...     19,200 $     724,224
         Shaw Communications, Inc. - Class B.     42,900     1,015,872
                                                         -------------
                                                             1,740,096
                                                         -------------
         METALS & MINING - 3.1%
         AK Steel Holding Corp.*.............     40,900     1,891,216
         Southern Copper Corp.(a)............      4,618       485,490
         Steel Dynamics, Inc.(a).............     34,100     2,031,337
                                                         -------------
                                                             4,408,043
                                                         -------------
         MULTI-UTILITIES - 0.9%
         Alliant Energy Corp.(a).............     14,900       606,281
         CMS Energy Corp.(a).................     40,650       706,497
                                                         -------------
                                                             1,312,778
                                                         -------------
         OIL, GAS & CONSUMABLE FUELS - 6.1%
         El Paso Corp.(a)....................    100,250     1,728,310
         Frontier Oil Corp.(a)...............     44,770     1,816,767
         Hess Corp...........................     11,400     1,149,804
         Holly Corp.(a)......................     19,350       984,722
         Noble Energy, Inc...................     12,583     1,000,600
         Tesoro Corp.(a).....................     41,375     1,973,587
                                                         -------------
                                                             8,653,790
                                                         -------------
         PERSONAL PRODUCTS - 0.8%
         Herbalife, Ltd......................     27,100     1,091,588
                                                         -------------
         PHARMACEUTICALS - 2.5%
         Endo Pharmaceuticals Holdings, Inc.*     27,300       728,091
         K-V Pharmaceutical Co. - Class A*(a)     33,400       953,236
         Sepracor, Inc.*(a)..................     34,000       892,500
         Warner Chilcott, Ltd.*(a)...........     49,900       884,727
                                                         -------------
                                                             3,458,554
                                                         -------------
         REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.6%
         AMB Property Corp. (REIT)...........     22,700     1,306,612
         Annaly Mortgage Management, Inc.
           (REIT)(a).........................     50,345       915,272
                                                         -------------
                                                             2,221,884
                                                         -------------
         REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
         Jones Lang LaSalle, Inc.(a).........      6,620       471,079
                                                         -------------
         ROAD & RAIL - 0.8%
         CSX Corp............................     24,886     1,094,486
                                                         -------------
         SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.8%
         Lam Research Corp.*(a)..............     39,330     1,700,236
         MEMC Electronic Materials, Inc.*....     12,600     1,114,974
         NVIDIA Corp.*.......................     35,500     1,207,710
         RF Micro Devices, Inc.*(a)..........     55,125       314,764
         Xilinx, Inc.(a).....................     47,480     1,038,387
                                                         -------------
                                                             5,376,071
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


            --------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                       SHARES     (NOTE 2)
            --------------------------------------------------------

            SOFTWARE - 1.3%
            Aspen Technology, Inc.*(a).....     60,500 $     981,310
            BMC Software, Inc.*(a).........     14,600       520,344
            McAfee, Inc.*..................     10,200       382,500
                                                       -------------
                                                           1,884,154
                                                       -------------
            SPECIALTY RETAIL - 4.7%
            Advance Auto Parts, Inc........     12,360       469,556
            Aeropostale, Inc.*.............     41,849     1,108,999
            GameStop Corp. - Class A*(a)...     30,000     1,863,300
            Guess?, Inc....................     12,400       469,836
            Men's Wearhouse, Inc. (The)(a).     13,800       372,324
            Ross Stores, Inc.(a)...........     31,345       801,492
            Sherwin-Williams Co.(a)........     16,600       963,464
            TJX Cos., Inc. (The)...........     22,500       646,425
                                                       -------------
                                                           6,695,396
                                                       -------------
            TEXTILES, APPAREL & LUXURY GOODS - 1.1%
            Crocs, Inc.*(a)................     20,400       750,924
            Warnaco Group, Inc. (The)*(a)..     24,200       842,160
                                                       -------------
                                                           1,593,084
                                                       -------------
            TRADING COMPANIES & DISTRIBUTORS - 0.3%
            United Rentals, Inc.*..........     18,700       343,332
                                                       -------------
            WIRELESS TELECOMMUNICATION SERVICES - 1.1%
            Telephone & Data Systems, Inc..     16,000     1,001,600
            U.S. Cellular Corp.*(a)........      6,500       546,650
                                                       -------------
                                                           1,548,250
                                                       -------------
            Total Common Stocks
            (Cost $130,171,208)                          139,188,641
                                                       -------------

    -----------------------------------------------------------------------
    SECURITY                                        PAR          VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 24.4%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 12/31/07 at 1.000% to
      be repurchased at $310,017 on
      01/02/08 collateralized by $305,000 U.S.
      Treasury Note at 4.250% due 08/15/14
      with a value of $319,203.................. $   310,000 $     310,000
    State Street Navigator Securities Lending
      Prime Portfolio(b)........................  34,128,909    34,128,909
                                                             -------------
    Total Short-Term Investments
    (Cost $34,438,909)                                          34,438,909
                                                             -------------

    TOTAL INVESTMENTS - 123.0%
    (Cost $164,610,117)                                        173,627,550
                                                             -------------

    Other Assets and Liabilities (net) - (23.0)%               (32,430,543)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 141,197,007
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

BATTERYMARCH MID-CAP STOCK PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                           $139,188,641
   Repurchase Agreement                                                           310,000
   Cash                                                                           202,679
   Collateral for securities on loan                                           34,128,909
   Receivable for investments sold                                              2,279,073
   Receivable for Trust shares sold                                                53,226
   Dividends receivable                                                           109,639
   Interest receivable                                                                  9
                                                                             ------------
      Total assets                                                            176,272,176
                                                                             ------------
LIABILITIES
   Payables for:
      Investments purchased                                                       726,064
      Trust shares redeemed                                                        37,612
      Collateral for securities on loan                                        34,128,909
      Investment advisory fee (Note 3)                                             85,271
      Administration fee                                                              997
      Custodian and accounting fees                                                30,704
   Accrued expenses                                                                65,612
                                                                             ------------
      Total liabilities                                                        35,075,169
                                                                             ------------
NET ASSETS                                                                   $141,197,007
                                                                             ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                           $114,403,794
   Accumulated net realized gain                                               17,477,809
   Unrealized appreciation on investments and foreign currency                  9,017,433
   Undistributed net investment income                                            297,971
                                                                             ------------
      Total                                                                  $141,197,007
                                                                             ============
NET ASSETS
   Class A                                                                   $141,197,007
                                                                             ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                      7,819,853
                                                                             ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                   $      18.06
                                                                             ============

-----------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements and Securities Lending $130,171,208

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

BATTERYMARCH MID-CAP STOCK PORTFOLIO
INVESTMENT INCOME:
    Dividends (1)                                                                     $ 1,587,523
    Interest (2)                                                                           94,217
                                                                                      -----------
       Total investment income                                                          1,681,740
                                                                                      -----------
EXPENSES:
    Investment advisory fee (Note 3)                                                    1,119,409
    Administration fees                                                                    13,970
    Deferred expense reimbursement                                                          1,833
    Custody and accounting fees                                                            23,248
    Transfer agent fees                                                                     3,069
    Audit                                                                                  29,324
    Legal                                                                                  30,258
    Trustee fees and expenses                                                               9,805
    Shareholder reporting                                                                  61,541
    Insurance                                                                               6,142
    Other                                                                                   4,490
                                                                                      -----------
       Total expenses                                                                   1,303,089
       Less broker commission recapture                                                   (13,831)
                                                                                      -----------
    Net expenses                                                                        1,289,258
                                                                                      -----------
    Net investment income                                                                 392,482
                                                                                      -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
    Net realized gain on:
       Investments                                                                     17,390,939
       Foreign currency                                                                       106
                                                                                      -----------
    Net realized gain on investments and foreign currency                              17,391,045
                                                                                      -----------
    Net change in unrealized appreciation (depreciation) on:
       Investments                                                                     (7,361,236)
       Foreign currency                                                                        10
                                                                                      -----------
    Net change in unrealized depreciation on investments and foreign currency          (7,361,226)
                                                                                      -----------
    Net realized and change in unrealized gain on investments and foreign currency     10,029,819
                                                                                      -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $10,422,301
                                                                                      ===========

--------------------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                            $     3,551
(2)Interest income includes securities lending income of:                                  71,710

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

BATTERYMARCH MID-CAP STOCK PORTFOLIO
                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2007          2006
                                                                         ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    392,482  $    665,057
   Net realized gain on investments and foreign currency                   17,391,045    19,941,890
   Net change in unrealized depreciation on investments and foreign
       currency                                                            (7,361,226)   (8,708,563)
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    10,422,301    11,898,384
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (503,556)   (1,174,440)
   From net realized gains
     Class A                                                              (20,077,851)  (35,038,269)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (20,581,407)  (36,212,709)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                8,860,988     9,835,078
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               20,581,407    36,212,709
   Cost of shares repurchased
     Class A                                                              (46,559,985)  (60,207,276)
                                                                         ------------  ------------
   Net decrease in net assets from capital share transactions             (17,117,590)  (14,159,489)
                                                                         ------------  ------------
TOTAL DECREASE IN NET ASSETS                                              (27,276,696)  (38,473,814)
   Net assets at beginning of period                                      168,473,703   206,947,517
                                                                         ------------  ------------
   Net assets at end of period                                           $141,197,007  $168,473,703
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $    297,971  $    621,820
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                               CLASS A
BATTERYMARCH MID-CAP STOCK PORTFOLIO                                     --------------------------------------------------
                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                         --------------------------------------------------
                                                                            2007       2006       2005      2004++   2003++
                                                                         ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $19.43     $21.96     $19.76     $17.49     $13.11
                                                                         ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.05 (a)   0.07 (a)   0.14 (a)   0.05 (a)   0.05
Net Realized/Unrealized Gain on Investments.............................   1.22       1.32       2.29       2.82 (a)   4.38
                                                                         ------     ------     ------     ------     ------
Total from Investment Operations........................................   1.27       1.39       2.43       2.87       4.43
                                                                         ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.06)     (0.13)        --      (0.05)     (0.05)
Distributions from Net Realized Capital Gains...........................  (2.58)     (3.79)     (0.23)     (0.55)        --
                                                                         ------     ------     ------     ------     ------
Total Distributions.....................................................  (2.64)     (3.92)     (0.23)     (0.60)     (0.05)
                                                                         ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $18.06     $19.43     $21.96     $19.76     $17.49
                                                                         ======     ======     ======     ======     ======
TOTAL RETURN                                                               6.06%      5.67%     12.42%     16.45%     33.75%
Ratio of Expenses to Average Net Assets.................................   0.81%      0.81%      0.82%      0.80%(b)   0.82%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.81%(c)   0.84%      0.82%      0.82%      0.82%
Ratio of Net Investment Income to Average Net Assets....................   0.25%      0.35%      0.68%      0.28%      0.38%
Portfolio Turnover Rate.................................................  118.1%     142.2%     116.0%      91.0%      61.0%
Net Assets, End of Period (in millions)................................. $141.2     $168.5     $207.0     $198.0     $165.0

(a) Per share amounts based on average shares outstanding during the period.
(b) The investment manager waived a portion of its management fee for the year.
(c) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Batterymarch Mid-Cap Stock Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Batterymarch Financial Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                      Management Fees
                                     earned by Manager
                                     for the year ended
Portfolio                            December 31, 2007  % per annum Average Daily Net Assets
---------                            ------------------ ----------- ------------------------

Batterymarch Mid-Cap Stock Portfolio     $1,119,409        0.70%              All

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                Maximum Expense Ratio
                                                under current Expense
                                                Limitation Agreement
                                              -----------------------
         Portfolio                            Class A Class B  Class E
         ---------                            ------- -------  -------

         Batterymarch Mid-Cap Stock Portfolio   0.95%   1.20%*   1.10%*

* Classes not offered during the period.

The following amounts were repaid to the Manager during the year ended December 31, 2007.

                  Batterymarch Mid-Cap Stock Portfolio $1,833

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                       Shares Issued
                                                          Through                Net Decrease
                                     Beginning Shares    Dividend      Shares     in Shares    Ending
                                      Shares    Sold   Reinvestment  Repurchased Outstanding   Shares
                                     --------- ------- ------------- ----------- ------------ ---------

Batterymarch Mid-Cap Stock Portfolio

 Class A

 12/31/2007                          8,672,542 462,108   1,098,847   (2,413,644)   (852,689)  7,819,853
 12/31/2006                          9,425,641 474,125   1,795,375   (3,022,599)   (753,099)  8,672,542

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                               Purchases                        Sales
                                     ------------------------------ ------------------------------
                                     U.S. Government Non-Government U.S. Government Non-Government
                                     --------------- -------------- --------------- --------------

Batterymarch Mid-Cap Stock Portfolio       $--        $187,366,867        $--        $225,750,754

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                       Federal       Gross         Gross          Net
                                      Income Tax   Unrealized    Unrealized    Unrealized
Portfolio                                Cost     Appreciation (Depreciation) Appreciation
---------                            ------------ ------------ -------------- ------------

Batterymarch Mid-Cap Stock Portfolio $164,608,459 $18,207,889   $(9,188,799)   $9,019,090

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                  Value of    Value of
                                      Value of      Cash      Non-Cash     Total
                                     Securities  Collateral  Collateral* Collateral
                                     ----------- ----------- ----------- -----------

Batterymarch Mid-Cap Stock Portfolio $34,386,123 $34,128,909 $1,062,501  $35,191,410

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                       Ordinary Income   Long-Term Capital Gain           Total
                                     ------------------- ----------------------- -----------------------
                                       2007      2006       2007        2006        2007        2006
                                     -------- ---------- ----------- ----------- ----------- -----------

Batterymarch Mid-Cap Stock Portfolio $503,556 $8,859,151 $20,077,851 $27,353,558 $20,581,407 $36,212,709

As of December 31, 2007, the components of distributable earnings on a federal income tax basis were as follows:

                                     Undistributed Undistributed     Net
                                       Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                        Income         Gain      Appreciation   and Deferrals       Total
                                     ------------- ------------- ------------ ------------------ -----------

Batterymarch Mid-Cap Stock Portfolio  $3,740,294    $14,033,829   $9,019,090         $--         $26,793,213

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

10. OTHER MATTERS

On November 7, 2007, the following Portfolio reorganization was approved by the Board of Trustees of the Trust, subject to shareholder approval. The shareholders are scheduled to vote on the proposed reorganization at a meeting to be held on or about February 28, 2008. If approved by the Portfolio shareholders, the reorganization will occur on or about April 28, 2008. The proposed reorganization provides for the acquisition of all the assets of Batterymarch Mid-Cap Stock Portfolio, a series of the Trust, in exchange for shares of Lazard Mid-Cap Portfolio, a series of the Trust.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Batterymarch Mid-Cap Stock Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Batterymarch Mid-Cap Stock Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and, the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since October 2006, Assistant Vice           N/A      N/A
(37)                 Financial      2002 to       President, MetLife Group, Inc. Since
                     Officer,       present.      February 2001, Assistant Vice President
                     Treasurer                    of MetLife Investors Insurance Company.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------

Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio," and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Batterymarch Financial Management, Inc. (the "Batterymarch Adviser") for investment advisory services in connection with the investment management for the Batterymarch Mid-Cap Stock Portfolio (the "Batterymarch Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the Batterymarch Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Batterymarch Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Batterymarch Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for a one-, three- and five-year periods ending July 31, 2007 of the Batterymarch Portfolio within its performance universe. The Board took into account that the Batterymarch Portfolio ranked below the median and Lipper index for each period. The Batterymarch Board considered the analysis provided in the B-M Report demonstrating that the Batterymarch Portfolio fell below the Lipper index and Russell Midcap benchmark for the one-, three- and five-year periods. The Board also took into account management's discussion of the Portfolio's performance. The Board carefully considered the Batterymarch Portfolio's performance and noted that it is under particular scrutiny in light of its performance. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that appropriate action is being taken to address the Batterymarch Portfolio's performance.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Batterymarch Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Batterymarch Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the Batterymarch Portfolio's actual management fees were below the medians of the expense group, expense universe and the sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Batterymarch Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Batterymarch Portfolio's contractual management fees were below the normalized median of the expense group at the Batterymarch Portfolio's current size. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Batterymarch Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Batterymarch Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Batterymarch Portfolio's fee schedule does not contain breakpoints. According to the Bobroff-Mack statistical analysis, the fee schedule was believed to be below the average of comparable funds at the majority of asset levels, and slightly above the average of comparable funds at the highest asset levels, but close to industry norms at any asset level. The Board also noted that if the Batterymarch Portfolio's assets increase over time, the Batterymarch Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Batterymarch Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust result from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Batterymarch Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Batterymarch Adviser's ability to perform under its Advisory Agreement. These factors included: the Batterymarch Adviser's financial condition; the Batterymarch Adviser's current level of staffing and its overall resources, as well as its compensation program; the Batterymarch Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Batterymarch Adviser's management style and long-term performance record with respect to the Batterymarch Portfolio; and the Batterymarch Portfolio's performance record. With respect to the Batterymarch Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Batterymarch Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Batterymarch Portfolio's performance for the one-, three- and five-year periods as compared to its peer universe and noted that the Board reviews on a quarterly basis detailed information about the Batterymarch Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on the Adviser's performance.

The Board considered the Batterymarch Adviser's investment process and philosophy. The Board considered that the Batterymarch Adviser's responsibilities include the development and maintenance of an investment program for the Batterymarch Portfolio which is consistent with the Batterymarch Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Batterymarch Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Batterymarch Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Batterymarch Adviser's estimated profitability from its relationship with the Batterymarch Portfolio as described below and possible economies of scale as discussed above. With respect to the Batterymarch Portfolio, the Board also compared the subadvisory fees paid to fees charged by the Batterymarch Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act; including separate accounts. The Board considered the fee comparisons in light of the differences required to manage different types of accounts. The Board also considered that the Batterymarch Adviser does not provide investment advisory services or subadvisory services to any comparable US Large Cap or US MidCap mutual funds.

PROFITABILITY. In considering the profitability to the Batterymarch Adviser of its relationship with the Batterymarch Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received portfolio specific data with regard to the profitability of the Batterymarch Portfolio. The Board analyzed the reasonableness of the profitability of the Batterymarch Adviser and found no indication of excessive profitability. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Batterymarch Adviser and its affiliates by virtue of the Batterymarch Adviser's relationship to the Batterymarch Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Batterymarch Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Batterymarch Adviser, the Board determined approval of the Advisory Agreement for the Batterymarch Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Batterymarch Portfolio.

                          MET INVESTORS SERIES TRUST


                                   BlackRock
                             High Yield Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
BLACKROCK HIGH YIELD PORTFOLIO                      FOR THE YEAR ENDED 12/31/07
MANAGED BY BLACKROCK FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

For the year ended December 31, 2007, the Portfolio had a return of 2.70% versus 2.27% for its benchmark, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index/1/.

PORTFOLIO REVIEW

In 2007, the Portfolio outperformed its benchmark. The Portfolio was positively impacted by its exposure to BB-rated credits and its overweight to B-rated issues. The Portfolio's overweights in the wireless, media non-cable, paper and metals sectors benefited performance. Additionally, underweights in the automotive and home construction sectors also boosted performance. Our underweight positions in healthcare, pipelines and supermarkets detracted from performance.

MARKET ENVIRONMENT/CONDITIONS

The year 2007 was very challenging for the high yield market. Subprime related concerns, lack of liquidity and a flight-to-quality triggered the largest sell-off in the credit market in five years. Relative to other fixed income asset classes, non-investment grade returns ranked near the bottom. This marked a notable change, as high yield had been one of the top performers in the previous four years. During the year, overall credit turmoil and widespread volatility caused investors to become more risk-averse, fleeing the non-investment grade sector for the relative safety of U.S. Treasuries. Negative housing trends and weak corporate earnings, especially in the financials sector, added further pressure on the speculative-grade market. Late in 2007, poor liquidity hampered the large calendar of new issues coming to market, creating a supply-demand imbalance that weighed on the high yield space. The year saw high yield spreads widen from near all-time lows of 275 basis points to 569 basis points, representing the second largest widening within any year on record. Despite all this volatility, default rates fell to record lows during the year and finished at approximately 1%.

CURRENT OUTLOOK/STRATEGY

At year-end, the Portfolio held small overweights in B-rated and CCC-rated issues and continued to be underweight in BB-rated issues. The Portfolio has been adding exposure to healthcare companies, as well as companies in other industries that continue to see strong demand globally. At the same time, we remained underweight in U.S. consumer-driven companies, such as homebuilders and building products manufacturers. The larger sector overweights in the Portfolio were in the wireless, metals and media non-cable sectors, while the larger sector underweights were in the food & beverage, home construction and gaming sectors.
JAMES KEENAN
KEVIN BOOTH
JEFF GARY
SCOTT AMERO
Portfolio Managers
BLACKROCK FINANCIAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     Freeport McMoRan Copper & Gold, Inc. (8.375%, due 04/01/17)   2.02%
     ----------------------------------------------------------------------
     Qwest Communications International, Inc.
      (7.500%, due 02/15/14)                                       1.41%
     ----------------------------------------------------------------------
     MetroPCS Wireless, Inc. (9.250%, due 11/01/14)                1.25%
     ----------------------------------------------------------------------
     NRG Energy, Inc. (7.375%, due 02/01/16)                       1.18%
     ----------------------------------------------------------------------
     Nielsen Finance LLC/Nielsen Finance Co.
      (10.000%, due 08/01/14)                                      1.18%
     ----------------------------------------------------------------------
     Education Media (9.914%, due 11/14/14)                        1.18%
     ----------------------------------------------------------------------
     TL Acquisitions, Inc. (10.500%, due 01/15/15)                 1.17%
     ----------------------------------------------------------------------
     Wind Acquisition Holdings Finance (1.000%, due 06/17/15)      1.14%
     ----------------------------------------------------------------------
     Tenet Healthcare Corp. (6.500%, due 06/01/12)                 1.10%
     ----------------------------------------------------------------------
     Intelsat Bermuda, Ltd. (11.250%, due 06/15/16)                1.01%
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Non-Cyclical              14.4%
Technology                 6.1%
Industrials               14.2%
Cyclical                  20.5%
Energy                     9.9%
Communications            24.7%
Financials                10.2%



--------
/1/ The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK HIGH YIELD PORTFOLIO                      FOR THE YEAR ENDED 12/31/07
MANAGED BY BLACKROCK FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


                   BLACKROCK HIGH YIELD PORTFOLIO MANAGED BY
                   BLACKROCK FINANCIAL MANAGEMENT, INC. VS.
       LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD 2% ISSUER CAP INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                        Fund      Lehman HY Index
                        ----      ---------------
    12/31/1997        $10,000         $10,000
    12/31/1998         10,471          10,187
    12/31/1999         10,796          10,430
    12/31/2000          9,916           9,819
    12/31/2001         10,108          10,363
    12/31/2002         10,484          10,338
    12/31/2003         12,832          13,314
    12/31/2004         14,163          14,797
    12/31/2005         14,525          15,205
    12/31/2006         15,949          16,841
    12/31/2007         16,380          17,223



    --------------------------------------------------------------
                                 Average Annual Return/2/
                              (for the year ended 12/31/07 )
    --------------------------------------------------------------
    --------------------------------------------------------------
                                                         Since
                         1 Year 3 Year 5 Year 10 Year Inception/3/
    --------------------------------------------------------------
    BlackRock High Yield
--  Portfolio--Class A   2.70%  4.97%   9.34%  5.06%     6.44%
    --------------------------------------------------------------
    Lehman Brothers
    U.S. Corporate High
    Yield 2% Issuer Cap
- - Index/1/             2.27%  5.40%  10.91%  5.51%     6.51%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 08/30/1996. Index returns are based on an inception date of 8/31/1996.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
BLACKROCK HIGH YIELD PORTFOLIO              ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  995.20        $3.62
  Hypothetical (5% return before expenses)     1,000.00      1,021.58         3.67
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       DOMESTIC BONDS & DEBT SECURITIES - 93.2%
       AEROSPACE & DEFENSE - 1.9%
       DRS Technologies, Inc.
         7.625%, due 02/01/18(a)............. $    400,000 $     407,000
        6.625%, due 02/01/16.................      390,000       387,075
       Hawker Beechcraft Acquisition Co.
        8.500%, due 04/01/15 (144A)(b).......      330,000       330,825
        9.750%, due 04/01/17
          (144A)(a)(b).......................      240,000       239,400
        7.116%, due 03/31/14(k)..............      458,593       436,947
        7.122%, due 03/31/14(k)..............       39,097        37,533
        8.875%, due 04/01/15 (144A)(b).......      935,000       927,988
       Hexcel Corp. 6.750%, due 02/01/15.....    1,445,000     1,423,325
       L-3 Communications Corp.
         6.375%, due 10/15/15................    1,150,000     1,138,500
        5.875%, due 01/15/15.................    1,610,000     1,561,700
       TransDigm, Inc. 7.750%, due 07/15/14..      255,000       260,100
       Vought Aircraft Industries, Inc.
         8.000%, due 07/15/11(a).............      540,000       514,350
                                                           -------------
                                                               7,664,743
                                                           -------------
       AUTO COMPONENTS - 2.2%
       Allison Transmission, Inc.
        11.000%, due 11/01/15
          (144A)(a)(b).......................      370,000       338,550
        11.250%, due 11/01/15
          (144A)(a)(b)(c)....................      770,000       683,375
       ArvinMeritor, Inc.
         8.125%, due 09/15/15(a).............    1,150,000     1,000,500
       Goodyear Tire & Rubber Co. (The)
         8.663%, due 12/01/09(d).............    2,795,000     2,829,937
        7.857%, due 08/15/11.................      315,000       320,513
        8.625%, due 12/01/11(a)..............    2,055,000     2,142,337
        4.000%, due 06/15/34.................       80,000       189,600
       Hawaiian Telcom Communications, Inc.
         12.500%, due 05/01/15(a)............      455,000       472,063
       Lear Corp.
         5.750%, due 08/01/14(a).............      295,000       243,375
        8.750%, due 12/01/16.................      140,000       128,100
       Metaldyne Corp.
         11.000%, due 06/15/12(a)............      300,000       195,000
        10.000%, due 11/01/13(a).............       40,000        33,200
       Stanadyne Corp., Series 1
         10.000%, due 08/15/14...............      250,000       242,500
       Stanadyne Holdings, Inc.
         0.000%/12.000%, due 02/15/15(e).....      125,000        96,875
                                                           -------------
                                                               8,915,925
                                                           -------------
       AUTOMOBILES - 0.1%
       Ford Capital B.V. 9.500%, due 06/01/10      430,000       407,425
                                                           -------------
       BIOTECHNOLOGY - 0.4%
       Angiotech Pharmaceuticals, Inc.
         8.874%, due 12/01/13(d).............    1,710,000     1,633,050
                                                           -------------

       ---------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ---------------------------------------------------------------------

       BUILDING PRODUCTS - 0.5%
       Ainsworth Lumber Co., Ltd.
         8.580%, due 10/01/10(a)(d)........... $    230,000 $     166,750
        7.250%, due 10/01/12(a)...............      125,000        75,938
       Goodman Global Holding Co., Inc.
         7.991%, due 06/15/12(d)..............       72,000        71,820
        7.875%, due 12/15/12..................      650,000       672,750
       Nortek, Inc. 8.500%, due 09/01/14......    1,465,000     1,179,325
                                                            -------------
                                                                2,166,583
                                                            -------------
       CAPITAL MARKETS - 0.5%
       E*TRADE Financial Corp.
         12.500%, due 11/30/17 (144A)(b)......    1,830,000     1,738,500
       Viant Holdings, Inc.
         10.125%, due 07/15/17 (144A)(b)......      236,000       217,120
                                                            -------------
                                                                1,955,620
                                                            -------------
       CHEMICALS - 2.7%
       American Pacific Corp.
         9.000%, due 02/01/15.................      150,000       151,125
       CPG International I, Inc.
         10.500%, due 07/01/13................      755,000       717,250
       Huntsman International LLC
         7.875%, due 11/15/14.................    1,395,000     1,485,675
       Innophos, Inc. 8.875%, due 08/15/14....    2,275,000     2,275,000
       MacDermid, Inc.
         9.500%, due 04/15/17 (144A)(b).......    2,010,000     1,899,450
       Momentive Performance Materials, Inc.
         9.750%, due 12/01/14 (144A)(b).......       95,000        87,875
        11.500%, due 12/01/16
          (144A)(a)(b)........................    4,200,000     3,654,000
       Nalco Finance Holdings, Inc.
         0.000%/9.000%, due 02/01/14(a)(e)....      216,000       199,800
       Network Communications, Inc.
         10.750%, due 12/01/13................      275,000       270,875
       Rockwood Specialties Group, Inc.
         7.625%, due 11/15/14.................       50,000        71,900
                                                            -------------
                                                               10,812,950
                                                            -------------
       COMMERCIAL BANKS - 0.4%
       ATF Capital B.V. 9.250%, due 02/21/14
         (144A)(a)(b).........................      100,000       101,250
       PNA Intermediate Holding Corp.
         11.869%, due 02/15/13
         (144A)(b)(c)(d)......................    1,010,000       919,100
       Shingle Springs Tribal Gaming Authority
         9.375%, due 06/15/15 (144A)(b).......      520,000       507,000
                                                            -------------
                                                                1,527,350
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 3.8%
       Aleris International, Inc.
         9.000%, due 12/15/14(c)..............    4,255,000     3,552,925

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     COMMERCIAL SERVICES & SUPPLIES - CONTINUED
     Allied Waste North America, Inc.
       7.875%, due 04/15/13.................... $  1,700,000 $   1,746,750
      6.125%, due 02/15/14(a)..................      225,000       217,406
     ARAMARK Corp.
       8.411%, due 02/01/15(d).................       60,000        58,800
     Ashtead Capital, Inc. 9.000%, due 08/15/16
       (144A)(a)(b)............................      202,000       179,780
     Ashtead Holdings Plc
       8.625%, due 08/01/15 (144A)(b)..........       75,000        66,000
     Cenveo Corp. 10.194%,
       due 09/17/15(k).........................    2,000,000     1,916,200
     DI Finance/DynCorp International, Series B
       9.500%, due 02/15/13....................    2,235,000     2,338,369
     FTI Consulting, Inc.
       7.750%, due 10/01/16....................      650,000       679,250
     iPayment, Inc. 9.750%, due 05/15/14.......      310,000       291,400
     Quebecor World, Inc.
       9.750%, due 01/15/15 (144A)(b)..........    1,160,000       877,250
     Sunstate Equipment Co. LLC
       10.500%, due 04/01/13 (144A)(b).........    2,670,000     2,389,650
     Tropicana Entertainment LLC
       9.625%, due 12/15/14(a).................      615,000       393,600
     US Investigations Services, Inc.
       10.500%, due 11/01/15 (144A)(b).........      900,000       828,000
                                                             -------------
                                                                15,535,380
                                                             -------------
     COMMUNICATIONS EQUIPMENT - 0.9%
     Verso Paper Holdings LLC/Verson Paper,
       Inc. 9.125%, due 08/01/14(a)............    3,490,000     3,542,350
                                                             -------------
     COMPUTERS & PERIPHERALS - 0.7%
     Seagate Technology HDD Holdings
       6.375%, due 10/01/11....................       95,000        93,100
     SunGard Data Systems, Inc.
       9.125%, due 08/15/13(a).................      545,000       557,262
      10.250%, due 08/15/15....................    1,946,000     1,999,515
                                                             -------------
                                                                 2,649,877
                                                             -------------
     CONSTRUCTION & ENGINEERING - 0.5%
     ESCO Corp. 8.625%, due 12/15/13
       (144A)(b)...............................    2,180,000     2,190,900
                                                             -------------
     CONSTRUCTION MATERIALS - 0.2%
     Blaze Recycling & Metals LLC/Blaze Finance
       Corp. 10.875%, due 07/15/12
       (144A)(b)...............................      250,000       231,250
     Texas Industries, Inc.
       7.250%, due 07/15/13(a).................      550,000       541,750
                                                             -------------
                                                                   773,000
                                                             -------------
     CONSUMER FINANCE - 1.8%
     Ford Motor Credit Co. LLC
       5.700%, due 01/15/10....................       50,000        45,070
      5.800%, due 01/12/09.....................      310,000       294,321
      10.241%, due 06/15/11(a)(d)..............      676,000       641,331

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      CONSUMER FINANCE - CONTINUED
       7.993%, due 01/13/12(d)................. $  2,060,000 $   1,731,772
       7.800%, due 06/01/12....................    3,000,000     2,644,762
      GMAC LLC
       8.000%, due 11/01/31....................      825,000       693,719
       6.000%, due 12/15/11....................      115,000        96,529
       6.875%, due 08/28/12....................      450,000       377,440
       6.750%, due 12/01/14....................      700,000       565,316
                                                             -------------
                                                                 7,090,260
                                                             -------------

      CONTAINERS & PACKAGING - 2.3%
      Ball Corp. 6.625%, due 03/15/18..........      175,000       174,125
      Berry Plastics Holding Corp.
       8.875%, due 09/15/14....................    3,685,000     3,519,175
       8.866%, due 09/15/14(d).................      250,000       235,000
      Cascades, Inc. 7.250%, due 02/15/13......    1,400,000     1,319,500
      Graphic Packaging International Corp.
        9.500%, due 08/15/13(a)................    2,015,000     1,999,887
      Jefferson Smurfit Corp.
        8.250%, due 10/01/12(a)................      175,000       173,250
      Owens Brockway Glass Container, Inc.
        8.875%, due 02/15/09...................      505,000       507,525
      Pregis Corp. 12.375%, due 10/15/13.......      320,000       340,800
      Russell-Stanley Holdings, Inc.
        9.000%, due 11/30/08
        (144A)(b)(f)(g)(h).....................       18,258             0
      Smurfit-Stone Container Enterprises, Inc.
        8.000%, due 03/15/17...................      855,000       830,419
                                                             -------------
                                                                 9,099,681
                                                             -------------
      DISTRIBUTORS - 0.1%
      NSG Holdings LLC
        7.750%, due 12/15/25 (144A)(b).........      200,000       201,500
                                                             -------------
      DIVERSIFIED CONSUMER SERVICES - 3.1%
      Alliance Data 1.000%, due 12/15/14(k)....    2,500,000     2,325,000
      Catalina Marketing
        10.122%, due 10/09/17(k)...............    3,475,000     3,174,065
      Education Media
       8.870%, due 05/15/09(k).................      272,727       260,795
       9.914%, due 11/14/14(k).................    6,977,273     6,640,767
      Service Corp. International
       7.875%, due 02/01/13....................       60,000        60,617
       7.625%, due 10/01/18....................      115,000       116,150
                                                             -------------
                                                                12,577,394
                                                             -------------
      DIVERSIFIED FINANCIAL SERVICES - 2.5%
      AAC Group Holding Corp.
        14.750%, due 10/01/12
        (144A)(a)(b)(c)........................        3,312         3,047
      CCM Merger, Inc.
        8.000%, due 08/01/13 (144A)(b).........      770,000       729,575
      El Paso Performance-Linked Trust
        7.750%, due 07/15/11 (144A)(b).........       50,000        51,562
      GrafTech Finance, Inc.
        10.250%, due 02/15/12(a)...............       75,000        77,719

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DIVERSIFIED FINANCIAL SERVICES - CONTINUED
      Hexion US Finance Corp./Hexion Nova
        Scotia Finance ULC
       9.369%, due 11/15/14(d)................ $  1,075,000 $   1,101,875
       9.750%, due 11/15/14...................      945,000     1,025,325
      Leucadia National Corp.
       8.125%, due 09/15/15...................    1,000,000     1,005,000
       7.125%, due 03/15/17...................    1,000,000       925,000
      Snoqualmie Entertainment Authority
        9.063%, due 02/01/14
        (144A)(b)(d)..........................      165,000       156,750
      Southern Star Central Corp.
        6.750%, due 03/01/16..................       50,000        48,125
      Wind Acquisition Holdings Finance
       12.610%, due 12/21/11(k)...............      474,751       468,816
       1.000%, due 06/17/15(k)................    3,103,448     4,615,678
                                                            -------------
                                                               10,208,472
                                                            -------------
      DIVERSIFIED TELECOMMUNICATION SERVICES - 8.8%
      BCM Ireland Finance, Ltd.
        9.575%, due 08/15/16..................      400,000       576,661
      BCM Ireland Preferred Equity, Ltd.
        11.574%, due 02/15/17 (144A)(b).......      155,895       212,798
      Cincinnati Bell, Inc.
        7.250%, due 07/15/13..................    3,625,000     3,652,187
      Citizens Communications Co.
        6.250%, due 01/15/13..................      525,000       511,219
       7.875%, due 01/15/27...................    1,135,000     1,086,762
      Digicel Group, Ltd.
        8.875%, due 01/15/15 (144A)(b)........      650,000       596,375
       9.125%, due 01/15/15
         (144A)(a)(b)(c)......................    2,677,000     2,449,455
      Inmarsat Finance II Plc
        0.000%/ 10.375%, due 11/15/12(e)......      100,000        97,625
      Intelsat Bermuda, Ltd.
        9.250%, due 06/15/16..................      395,000       398,950
       8.886%, due 01/15/15(d)................      185,000       186,388
       11.250%, due 06/15/16..................    3,930,000     4,077,375
      Intelsat Intermediate
        0.000%/ 9.250%, due 02/01/15(e).......      540,000       444,150
      Intelsat Subsidiary Holding Co., Ltd.
        8.625%, due 01/15/15..................      175,000       176,750
      Nordic Telephone Holdings Co.
        8.875%, due 05/01/16 (144A)(b)........      445,000       458,350
      Nortel Networks, Ltd.
        9.493%, due 07/15/11 (144A)(b)(d).....    3,035,000     2,974,300
      PanAmSat Corp. 9.000%, due 08/15/14.....      338,000       341,380
      Qwest Communications International, Inc.
        7.500%, due 02/15/14..................    5,785,000     5,799,463
       8.369%, due 02/15/09(d)................      230,000       231,150
      Qwest Corp.
        6.875%, due 09/15/33(a)...............      785,000       728,087

     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     DIVERSIFIED TELECOMMUNICATION SERVICES - CONTINUED
      7.500%, due 10/01/14...................... $     30,000 $      30,600
      7.125%, due 11/15/43(a)...................      200,000       185,500
     Virgin Media Finance Plc
       8.750%, due 04/15/14.....................      285,000       284,287
      9.125%, due 08/15/16......................      250,000       248,750
     West Corp.
       9.500%, due 10/15/14.....................    2,500,000     2,462,500
      11.000%, due 10/15/16(a)..................    2,330,000     2,324,175
     Wind Acquisition Finance S.A.
       10.750%, due 12/01/15 (144A)(b)..........      600,000       657,000
     Windstream Corp.
       8.625%, due 08/01/16.....................    3,640,000     3,840,200
     Windstream Regatta Holdings, Inc.
       11.000%, due 12/01/17 (144A)(b)..........      524,000       521,380
                                                              -------------
                                                                 35,553,817
                                                              -------------
     ELECTRIC UTILITIES - 5.3%
     AES Ironwood LLC
       8.857%, due 11/30/25.....................    1,322,995     1,455,295
     AES Red Oak LLC
      8.540%, due 11/30/19......................      856,491       920,728
      Series B 9.200%, due 11/30/29.............      650,000       724,750
     Edison Mission Energy
       7.750%, due 06/15/16.....................      720,000       745,200
      7.500%, due 06/15/13......................       60,000        61,800
      7.000%, due 05/15/17......................    2,300,000     2,271,250
     Elwood Energy LLC
       8.159%, due 07/05/26.....................    1,472,234     1,479,103
     FPL Energy National Wind
       6.125%, due 03/25/19 (144A)(b)...........      104,868       106,939
     Midwest Generation LLC
       8.560%, due 01/02/16.....................    1,076,892     1,149,583
     Mirant Americas Generation LLC
       8.300%, due 05/01/11.....................      700,000       705,250
     Tenaska Alabama Partners LP
       7.000%, due 06/30/21 (144A)(b)...........    1,386,473     1,390,718
     Texas Competitive Electric Holdings Co. LLC
       8.622%, due 10/10/14(k)..................    3,491,250     3,431,200
      10.250%, due 11/01/15 (144A)(b)...........    3,700,000     3,681,500
      10.500%, due 11/01/16
        (144A)(b)(c)............................    2,755,000     2,734,338
     Texas Competitive Energy
       8.498%, due 10/10/14(k)..................      498,750       489,922
                                                              -------------
                                                                 21,347,576
                                                              -------------
     ELECTRICAL EQUIPMENT - 1.6%
     Belden, Inc. 7.000%, due 03/15/17..........      160,000       156,800
     Orascom Telecom Finance SCA
       7.875%, due 02/08/14 (144A)(b)...........      450,000       427,500
     Superior Essex Communications LLC/Essex
       Group, Inc. 9.000%, due 04/15/12.........      195,000       188,175

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     ELECTRICAL EQUIPMENT - CONTINUED
     TL Acquisitions, Inc.
      10.500%, due 01/15/15
        (144A)(a)(b)........................... $  4,900,000 $   4,740,750
      0.000%/13.250%, due 07/15/15
        (144A)(a)(b)(e)........................    1,365,000     1,086,881
                                                             -------------
                                                                 6,600,106
                                                             -------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
     Mobile Services Group, Inc./Mobile Storage
       Group, Inc. 9.750%, due 08/01/14
       (144A)(b)...............................       75,000        69,375
     NXP B.V./NXP Funding LLC
      7.875%, due 10/15/14.....................      225,000       214,875
      9.500%, due 10/15/15(a)..................      715,000       656,906
      7.993%, due 10/15/13(a)(d)...............    1,850,000     1,708,938
     Sanmina-SCI Corp.
      6.750%, due 03/01/13.....................      145,000       126,875
      8.125%, due 03/01/16(a)..................    1,160,000     1,033,850
                                                             -------------
                                                                 3,810,819
                                                             -------------
     ENERGY EQUIPMENT & SERVICES - 0.9%
     Cie Generale de Geophysique S.A.
      7.500%, due 05/15/15.....................      130,000       132,275
      7.750%, due 05/15/17.....................    2,470,000     2,507,050
     Grant Prideco, Inc.
       6.125%, due 08/15/15....................       75,000        78,750
     Hornbeck Offshore Services, Inc.
       6.125%, due 12/01/14(a).................      180,000       171,900
     North American Energy Partners, Inc.
       8.750%, due 12/01/11....................      835,000       828,737
                                                             -------------
                                                                 3,718,712
                                                             -------------
     FOOD & STAPLES RETAILING - 0.8%
     Buffets, Inc. 12.500%, due 11/01/14
       (144A)(a)(b)............................      270,000       103,950
     Rite Aid Corp. 7.500%, due 03/01/17.......    3,525,000     3,124,031
                                                             -------------
                                                                 3,227,981
                                                             -------------
     FOOD PRODUCTS - 0.1%
     B&G Foods, Inc. 8.000%, due 10/01/11......      225,000       221,625
     Smithfield Foods, Inc.
       7.750%, due 07/01/17(a).................      225,000       222,188
                                                             -------------
                                                                   443,813
                                                             -------------
     GAS UTILITIES - 0.4%
     Energy Future Holdings Corp.
       11.250%, due 11/01/17
       (144A)(b)(c)............................    1,750,000     1,776,250
                                                             -------------
     HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
     Accellent, Inc.
       10.500%, due 12/01/13(a)................    1,285,000     1,085,825
     Bausch & Lomb 8.142%, due 04/11/15(k).....    1,550,000     1,542,250
     Cooper Cos., Inc.
       7.125%, due 02/15/15....................    1,460,000     1,419,850

    --------------------------------------------------------------------------
    SECURITY                                         PAR         VALUE
    DESCRIPTION                                     AMOUNT      (NOTE 2)
    --------------------------------------------------------------------------

    HEALTH CARE EQUIPMENT & SUPPLIES - CONTINUED
    Norcross Safety Products LLC/Norcross
      Capital Co., Series B
      9.875%, due 08/15/11...................... $    315,000 $     325,237
    PTS Acquisition Corp.
      9.500%, due 04/15/15 (144A)(b)(c).........      800,000       746,000
    ReAble Therapeutics Finance LLC/ReAble
      Therapeutics Finance Corp.
      10.875%, due 11/15/14 (144A)(b)...........    4,000,000     3,940,000
    Universal Hospital Services, Inc.
     8.288%, due 06/01/15(d)....................      230,000       231,150
     8.500%, due 06/01/15(c)....................      250,000       253,750
                                                              -------------
                                                                  9,544,062
                                                              -------------
    HEALTH CARE PROVIDERS & SERVICES - 2.9%
    Community Health Systems, Inc.
     1.000%, due 06/18/14(k)....................      138,747       133,808
     7.760%, due 06/18/14(k)....................    2,758,755     2,660,543
    Mirant Mid-Atlantic LLC
      9.125%, due 06/30/17......................       98,398       108,976
    Tenet Healthcare Corp.
      9.875%, due 07/01/14(a)...................    1,490,000     1,426,675
     9.250%, due 02/01/15(a)....................       55,000        51,150
     6.500%, due 06/01/12.......................    4,950,000     4,455,000
     7.375%, due 02/01/13.......................      275,000       242,000
    United Surgical Partners International, Inc.
      8.875%, due 05/01/17......................    1,080,000     1,071,900
    US Oncology, Inc.
      9.000%, due 08/15/12......................      820,000       812,825
    Vanguard Health Holding Co. II
      9.000%, due 10/01/14......................      620,000       599,850
                                                              -------------
                                                                 11,562,727
                                                              -------------
    HOTELS, RESTAURANTS & LEISURE - 3.2%
    American Casino & Entertainment
      Properties LLC
      7.850%, due 02/01/12......................      225,000       231,919
    Boyd Gaming Corp.
      6.750%, due 04/15/14......................      725,000       694,187
    Caesars Entertainment, Inc.
      7.875%, due 03/15/10(a)...................      275,000       259,875
    Fontainebleau Las Vegas Holdings LLC/
      Fontainebleau Las Vegas Capital Corp.
      10.250%, due 06/15/15 (144A)(b)...........    1,970,000     1,718,825
    Gaylord Entertainment Co.
      8.000%, due 11/15/13......................      155,000       155,000
     6.750%, due 11/15/14.......................      175,000       165,813
    Great Canadian Gaming Corp.
      7.250%, due 02/15/15 (144A)(b)............      850,000       845,750
    Indianapolis Downs LLC/Indianapolis
      Downs Capital Corp.
      11.000%, due 11/01/12 (144A)(b)...........    1,000,000       970,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      HOTELS, RESTAURANTS & LEISURE - CONTINUED
      Landry's Restaurants, Inc.
        9.500%, due 12/15/14................... $  1,005,000 $     999,975
      Mandalay Resort Group
        9.500%, due 08/01/08...................      125,000       128,125
       9.375%, due 02/15/10....................       18,000        18,720
      MGM MIRAGE, Inc.
        8.500%, due 09/15/10...................       10,000        10,425
       8.375%, due 02/01/11(a).................      270,000       277,425
      Penn National Gaming, Inc.
        6.750%, due 03/01/15...................      250,000       254,688
      Pinnacle Entertainment, Inc.
        7.500%, due 06/15/15
        (144A)(a)(b)...........................    1,020,000       930,750
      River Rock Entertainment Authority
        9.750%, due 11/01/11(a)................       45,000        47,250
      Station Casinos, Inc.
        6.000%, due 04/01/12...................      570,000       510,150
       6.500%, due 02/01/14....................      375,000       283,125
       7.750%, due 08/15/16(a).................      360,000       326,700
       6.625%, due 03/15/18....................       15,000        10,350
      Travelport LLC
        9.749%, due 09/01/14(d)................       55,000        53,625
       9.875%, due 09/01/14....................      955,000       974,100
      Virgin River Casino Corp.
        9.000%, due 01/15/12...................    1,025,000       876,375
      Waterford Gaming LLC
        8.625%, due 09/15/14 (144A)(b).........    1,077,000     1,082,385
      Wynn Las Vegas LLC/Wynn Las Vegas Capital
        6.625%, due 12/01/14...................    1,275,000     1,259,062
                                                             -------------
                                                                13,084,599
                                                             -------------
      HOUSEHOLD DURABLES - 0.6%
      Jarden Corp. 7.500%, due 05/01/17........    1,230,000     1,063,950
      Ryerson, Inc.
       12.574%, due 11/01/14
         (144A)(b)(d)..........................      660,000       636,900
       12.000%, due 11/01/15 (144A)(b).........      580,000       575,650
      Stanley-Martin Communities LLC
        9.750%, due 08/15/15...................      450,000       272,250
                                                             -------------
                                                                 2,548,750
                                                             -------------
      HOUSEHOLD PRODUCTS - 0.3%
      Yankee Acquisition Corp.
        9.750%, due 02/15/17(a)................    1,140,000     1,048,800
                                                             -------------
      INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 2.3%
      AES Corp. (The)
        7.750%, due 10/15/15 (144A)(b).........    1,330,000     1,356,600
       8.000%, due 10/15/17 (144A)(b)..........    2,030,000     2,085,825
      NRG Energy, Inc.
        7.250%, due 02/01/14...................      245,000       239,488
       7.375%, due 02/01/16 - 01/15/17.........    5,140,000     5,024,349

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - CONTINUED
      Orion Power Holdings, Inc.
        12.000%, due 05/01/10.................. $    575,000 $     629,625
                                                             -------------
                                                                 9,335,887
                                                             -------------
      INDUSTRIAL - DIVERSIFIED - 0.0%
      Harland Clarke Holdings Corp.
        9.500%, due 05/15/15(a)................       60,000        52,200
       9.619%, due 05/15/15(d).................       50,000        42,125
                                                             -------------
                                                                    94,325
                                                             -------------
      INSURANCE - 0.1%
      Safety Products Holdings, Inc.
        11.750%, due 01/01/12..................      345,807       382,117
      USI Holdings Corp.
        8.744%, due 11/15/14
        (144A)(b)(d)...........................       80,000        68,800
                                                             -------------
                                                                    45,917
                                                             -------------
      INTERNET SOFTWARE & SERVICES - 0.7%
      Hynix Semiconductor, Inc.
        7.875%, due 06/27/17 (144A)(b).........      630,000       571,725
      Impress Holdings B.V.
        8.368%, due 09/15/13
        (144A)(b)(d)...........................    2,160,000     2,158,643
                                                             -------------
                                                                 2,730,368
                                                             -------------
      IT SERVICES - 0.6%
      Freescale Semiconductor, Inc.
        8.866%, due 12/15/14(d)................       35,000        29,925
       9.125%, due 12/15/14(c).................    2,760,000     2,359,800
                                                             -------------
                                                                 2,389,725
                                                             -------------
      LIFE SCIENCES TOOLS & SERVICES - 0.1%
      Bio-Rad Laboratories, Inc.
        6.125%, due 12/15/14...................      225,000       217,688
                                                             -------------
      MACHINERY - 1.1%
      Accuride Corp.
        8.500%, due 02/01/15(a)................      720,000       586,800
      American Railcar Industries, Inc.
        7.500%, due 03/01/14...................      100,000        95,000
      Clark Material Handling Company, Series D
        10.750%, due 11/15/06(f)(g)(h).........      150,000             0
      Terex Corp.
        7.375%, due 01/15/14(a)................      205,000       208,587
       8.000%, due 11/15/17(a).................    2,800,000     2,849,000
      Titan International, Inc.
        8.000%, due 01/15/12(a)................      895,000       868,150
                                                             -------------
                                                                 4,607,537
                                                             -------------
      MANUFACTURING - 0.9%
      RBS Global, Inc./Rexnord Corp.
        9.500%, due 08/01/14(a)................    3,340,000     3,323,300
       11.750%, due 08/01/16(a)................      270,000       265,275
       8.875%, due 09/01/16....................      130,000       124,150
                                                             -------------
                                                                 3,712,725
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     MARINE - 0.0%
     Holt Group, Inc.
       9.750%, due 01/15/06(f)(g)(h)........... $    100,000 $           0
     Navios Maritime Holdings, Inc.
       9.500%, due 12/15/14(a).................      174,000       178,785
                                                             -------------
                                                                   178,785
                                                             -------------
     MEDIA - 9.0%
     Affinion Group, Inc.
       11.500%, due 10/15/15...................      705,000       695,306
      10.125%, due 10/15/13....................      480,000       487,800
     Cablevision Systems Corp., Series B
       9.644%, due 04/01/09(d).................    3,150,000     3,201,187
     CCH I Holdings LLC
       9.920%, due 04/01/14(a).................      110,000        65,038
     CCH I LLC/CCH I Capital Corp.
       11.000%, due 10/01/15(a)................    1,521,000     1,246,220
     CCH II LLC/CCH II Capital Corp.
       10.250%, due 09/15/10(a)................    3,765,000     3,708,525
      10.250%, due 10/01/13....................      351,000       337,838
      Series B10.250%, due 09/15/10............    1,515,000     1,484,700
     CCH LLC/CCH Capital Corp.
       8.375%, due 04/30/14 (144A)(b)..........      550,000       534,875
     CSC Holdings, Inc., Series B
       7.625%, due 04/01/11....................    1,010,000     1,012,525
     Dex Media West, Series B
       9.875%, due 08/15/13....................      488,000       508,740
     Dex Media, Inc.
       0.000%/9.000%, due 11/15/13(a)(e).......      225,000       205,875
      8.000%, due 11/15/13.....................      625,000       590,625
     DirecTV Holdings LLC/DirecTV Financing Co.
       8.375%, due 03/15/13....................      436,000       455,620
     EchoStar DBS Corp.
       6.625%, due 10/01/14....................    2,175,000     2,169,562
      7.125%, due 02/01/16.....................    2,190,000     2,244,750
      7.000%, due 10/01/13.....................      445,000       451,675
     Idearc, Inc. 8.000%, due 11/15/16.........    4,365,000     4,026,712
     Nielsen Finance LLC/Nielsen Finance Co.
       10.000%, due 08/01/14...................    4,625,000     4,752,187
     R.H. Donnelley Corp.
       8.875%, due 01/15/16....................      465,000       437,100
      6.875%, due 01/15/13(a)..................    2,625,000     2,362,500
      6.875%, due 01/15/13.....................      175,000       157,500
      8.875%, due 10/15/17 (144A)(b)...........    1,775,000     1,659,625
     Rainbow National Services LLC
       10.375%, due 09/01/14 (144A)(b).........    1,378,000     1,500,297
      8.750%, due 09/01/12 (144A)(b)...........      210,000       217,088
     Shaw Communications, Inc.
       7.250%, due 04/06/11(a).................      375,000       387,188
     Spansion, Inc. 8.249%, due 06/01/13
       (144A)(b)(d)............................      950,000       855,000

        ------------------------------------------------------------------
        SECURITY                                 PAR         VALUE
        DESCRIPTION                             AMOUNT      (NOTE 2)
        ------------------------------------------------------------------

        MEDIA - CONTINUED
        Videotron 6.375%, due 12/15/15...... $    175,000 $     165,156
        Young Broadcasting, Inc.
          10.000%, due 03/01/11(a)..........      730,000       573,963
                                                          -------------
                                                             36,495,177
                                                          -------------
        METALS & MINING - 4.1%
        AK Steel Corp. 7.750%, due 06/15/12.    1,755,000     1,772,550
        California Steel Industries, Inc.
          6.125%, due 03/15/14(a)...........      130,000       115,050
        Century Aluminum Co.
          7.500%, due 08/15/14..............      610,000       603,900
        CII Carbon LLC
          11.125%, due 11/15/15 (144A)(b)...      935,000       925,650
        FMG Finance Property, Ltd.
          9.124%, due 09/01/11 (144A)(b)(d).      700,000       721,000
         10.625%, due 09/01/16 (144A)(b)....    1,215,000     1,397,250
        Freeport McMoRan Copper & Gold, Inc.
          8.375%, due 04/01/17..............    7,575,000     8,143,125
         8.394%, due 04/01/15(d)............      420,000       427,350
        Novelis, Inc. 7.250%, due 02/15/15..      355,000       335,475
        Steel Dynamics, Inc.
          7.375%, due 11/01/12 (144A)(b)....    1,970,000     1,989,700
                                                          -------------
                                                             16,431,050
                                                          -------------
        MULTILINE RETAIL - 0.3%
        Neiman Marcus Group, Inc. (The)
          9.000%, due 10/15/15(a)(c)........    1,065,000     1,103,606
                                                          -------------
        OFFICE ELECTRONICS - 0.0%
        Riddell Bell Holdings
          8.375%, due 10/01/12(a)...........       70,000        63,350
                                                          -------------
        OIL, GAS & CONSUMABLE FUELS - 7.3%
        Alpha Natural Resources LLC/Alpha
          Natural Resources Capital Corp.
          10.000%, due 06/01/12.............      140,000       148,750
        Arch Western Financial LLC
          6.750%, due 07/01/13..............      750,000       731,250
        Chaparral Energy, Inc.
          8.500%, due 12/01/15(a)...........    1,150,000     1,040,750
        Chesapeake Energy Corp.
          6.250%, due 01/15/18..............      655,000       632,075
         6.375%, due 06/15/15...............    1,000,000       972,500
         6.875%, due 11/15/20(a)............      400,000       386,000
        Cimarex Energy Co.
          7.125%, due 05/01/17..............    1,610,000     1,589,875
        Compton Petroleum Finance Corp.
          7.625%, due 12/01/13(a)...........    1,765,000     1,650,275
        Denbury Resources, Inc.
          7.500%, due 04/01/13 - 12/15/15...    1,290,000     1,309,350
        Dynegy Holdings, Inc.
          7.750%, due 06/01/19..............    2,695,000     2,499,612

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                  PAR         VALUE
        DESCRIPTION                              AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        OIL, GAS & CONSUMABLE FUELS - CONTINUED
        El Paso Corp.
          8.050%, due 10/15/30............... $    150,000 $     156,948
         6.700%, due 02/15/27................       62,930        55,785
        Encore Acquisition Co.
          6.000%, due 07/15/15...............      370,000       334,850
        EXCO Resources, Inc.
          7.250%, due 01/15/11...............    1,645,000     1,591,538
        Forest Oil Corp.
          7.250%, due 06/15/19 (144A)(b).....    1,400,000     1,414,000
        Foundation Pennsylvania Coal Co.
          7.250%, due 08/01/14...............      950,000       942,875
        KCS Energy, Inc. 7.125%, due 04/01/12      990,000       957,825
        Kinder Morgan Finance Co.
          5.700%, due 01/05/16...............    2,000,000     1,820,402
        Newfield Exploration Co.
          6.625%, due 09/01/14...............      125,000       124,375
        OPTI Canada, Inc.
          8.250%, due 12/15/14 (144A)(b).....    1,875,000     1,865,625
        Range Resources Corp.
          7.375%, due 07/15/13...............      950,000       969,000
         6.375%, due 03/15/15(a).............      200,000       196,000
         7.500%, due 05/15/16(a).............       75,000        76,875
        Sabine Pass LNG LP
          7.500%, due 11/30/16...............    1,785,000     1,713,600
        SemGroup LP
          8.750%, due 11/15/15 (144A)(b).....      740,000       706,700
        Swift Energy Co.
          7.125%, due 06/01/17(a)............    1,400,000     1,337,000
        Tennessee Gas Pipeline Co.
          7.500%, due 04/01/17(a)............      150,000       164,468
        Tesoro Corp. 6.500%, due 06/01/17....      550,000       547,250
        Transcontinental Gas Pipe Line Corp.
          8.875%, due 07/15/12...............    1,245,000     1,413,075
        TXU Corp. 6.550%, due 11/15/34.......       20,000        14,574
        Whiting Petroleum Corp.
          7.250%, due 05/01/12 - 05/01/13....    1,150,000     1,138,500
        Williams Cos., Inc.
          7.125%, due 09/01/11(a)............      850,000       902,063
                                                           -------------
                                                              29,403,765
                                                           -------------
        PAPER & FOREST PRODUCTS - 2.4%
        Abitibi-Consolidated, Inc.
          6.000%, due 06/20/13(a)............      275,000       188,719
        Boise Cascade LLC
          7.125%, due 10/15/14...............      775,000       753,687
        Bowater Canada Finance
          7.950%, due 11/15/11...............    1,025,000       832,812
        Bowater, Inc. 7.991%, due 03/15/10(d)      240,000       210,300
        Domtar Corp.
          7.875%, due 10/15/11...............      170,000       174,463
         7.125%, due 08/15/15(a).............    1,045,000     1,024,100

      -----------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -----------------------------------------------------------------------

      PAPER & FOREST PRODUCTS - CONTINUED
      Georgia-Pacific Corp.
        7.700%, due 06/15/15................... $    380,000 $     376,200
      NewPage Corp.
        12.000%, due 05/01/13(a)...............      405,000       420,188
       10.000%, due 05/01/12(a)................    2,365,000     2,388,650
       10.000%, due 05/01/12 (144A)(b).........    1,760,000     1,777,600
       11.161%, due 05/01/12(d)................      345,000       357,506
       8.901%, due 12/07/14(k).................    1,000,000       993,281
                                                             -------------
                                                                 9,497,506
                                                             -------------
      PHARMACEUTICALS - 0.3%
      Sally Holdings LLC
        9.250%, due 11/15/14(a)................      200,000       199,000
       10.500%, due 11/15/16(a)................      854,000       841,190
                                                             -------------
                                                                 1,040,190
                                                             -------------
      REAL ESTATE - 1.9%
      American Real Estate Partners LP/American
        Real Estate Finance Corp.
        7.125%, due 02/15/13(b)................    4,200,000     3,969,000
      Ashton Woods USA LLC/Ashton Woods
        Finance Co.
        9.500%, due 10/01/15...................      230,000       148,350
      Realogy Corp.
        10.500%, due 04/15/14 (144A)(a)(b).....    3,530,000     2,647,500
       11.000%, due 04/15/14
         (144A)(a)(b)(c).......................      440,000       306,900
       12.375%, due 04/15/15 (144A)(a)(b)......      205,000       129,662
      Ventas Realty LP/Ventas Capital Corp.
        6.625%, due 10/15/14...................      250,000       248,750
       6.500%, due 06/01/16(a).................      210,000       206,850
       6.750%, due 04/01/17....................      205,000       203,975
                                                             -------------
                                                                 7,860,987
                                                             -------------
      REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.2%
      BMS Holdings, Inc.
        12.400%, due 02/15/12 (144A)(b)(d).....    1,025,162     1,000,814
                                                             -------------
      ROAD & RAIL - 0.8%
      Avis Budget Car Rental LLC/Avis Budget
        Finance, Inc.
        7.750%, due 05/15/16(a)................      400,000       376,000
      Marsico Parent
        9.011%, due 11/14/14 (144A)(b)(k)......      500,000       480,000
      Marsico Parent Co. LLC
        10.625%, due 01/15/16 (144A)(b)........    1,432,000     1,439,160
      Marsico Parent Holdco LLC
        12.500%, due 07/15/16 (144A)(b)........      491,000       493,455
      Marsico Parent Superholdco LLC
        14.500%, due 01/15/18 (144A)(b)........      327,000       309,870

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                             PAR         VALUE
          DESCRIPTION                         AMOUNT      (NOTE 2)
          -----------------------------------------------------------

          ROAD & RAIL - CONTINUED
          St. Acquisition Corp.
           12.619%, due 05/15/15
             (144A)(a)(b)(d).............. $    160,000 $      84,400
           12.500%, due 05/15/17
             (144A)(a)(b).................      240,000       125,400
                                                        -------------
                                                            3,308,285
                                                        -------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.6%
          Amkor Technology, Inc.
            7.750%, due 05/15/13(a).......       90,000        85,163
           9.250%, due 06/01/16...........    2,340,000     2,357,550
                                                        -------------
                                                            2,442,713
                                                        -------------
          SOFTWARE - 0.4%
          First Data Corp.
            9.875%, due 09/24/15 (144A)(b)    1,865,000     1,736,781
                                                        -------------
          SPECIALTY RETAIL - 2.5%
          Asbury Automotive Group, Inc.
            7.625%, due 03/15/17..........      880,000       783,200
          AutoNation, Inc.
            7.243%, due 04/15/13(d).......      985,000       913,587
           7.000%, due 04/15/14...........      115,000       109,538
          Bonten Media Acquisition Co.
            9.000%, due 06/01/15
            (144A)(b)(c)..................      450,000       393,750
          General Nutrition Centers, Inc.
            10.009%, due 03/15/14(c)(d)...    2,430,000     2,296,350
           10.750%, due 03/15/15..........      350,000       325,500
          Group 1 Automotive, Inc.
            8.250%, due 08/15/13..........      300,000       291,000
          Michaels Stores, Inc.
            8.070%, due 10/31/13(k).......      854,984       789,150
           10.000%, due 11/01/14(a).......      200,000       191,000
           11.375%, due 11/01/16(a).......    3,190,000     2,942,775
          United Auto Group, Inc.
            7.750%, due 12/15/16..........    1,260,000     1,184,400
                                                        -------------
                                                           10,220,250
                                                        -------------
          TEXTILES, APPAREL & LUXURY GOODS - 0.2%
          Levi Strauss & Co.
            9.750%, due 01/15/15..........      575,000       576,438
           8.875%, due 04/01/16(a)........       40,000        38,900
          Pillowtex Corp.
            9.000%, due 12/15/49(f)(h)....      175,000             0
                                                        -------------
                                                              615,338
                                                        -------------
          THRIFTS & MORTGAGE FINANCE - 0.7%
          Beverages & More, Inc.
            9.250%, due 03/01/12 (144A)(b)       80,000        81,400
          CMP Susquehanna Corp.
            9.875%, due 05/15/14(a).......    1,525,000     1,151,375

       --------------------------------------------------------------------
       SECURITY                                SHARES/PAR     VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       --------------------------------------------------------------------

       THRIFTS & MORTGAGE FINANCE - CONTINUED
       Ineos Group Holdings Plc
         8.500%, due 02/15/16
         (144A)(a)(b)........................ $  1,625,000 $   1,454,375
                                                           -------------
                                                               2,687,150
                                                           -------------
       TOBACCO - 0.3%
       Vector Group, Ltd.
         11.000%, due 08/15/15(144A)(b)......    1,330,000     1,349,950
                                                           -------------
       TRADING COMPANIES & DISTRIBUTORS - 0.1%
       Russel Metals, Inc.
         6.375%, due 03/01/14(a).............      230,000       214,188
                                                           -------------
       WIRELESS TELECOMMUNICATION SERVICES - 3.5%
       Centennial Communications Corp.
        10.000%, due 01/01/13(a).............      200,000       209,000
        10.981%, due 01/01/13(d).............      125,000       128,438
        8.125%, due 02/01/14(a)..............    2,100,000     2,079,000
       Cricket Communications, Inc.
         9.375%, due 11/01/14................    1,925,000     1,814,312
       FiberTower Corp.
         9.000%, due 11/15/12................      685,000       632,769
       iPCS, Inc. 7.036%, due 05/01/13(d)....    2,210,000     2,088,450
       MetroPCS Wireless, Inc.
         9.250%, due 11/01/14................    5,345,000     5,051,025
       Rural Cellular Corp.
        8.250%, due 03/15/12.................    1,935,000     2,017,237
        9.875%, due 02/01/10.................      165,000       172,013
                                                           -------------
                                                              14,192,244
                                                           -------------
       Total Domestic Bonds & Debt Securities
       (Cost $393,583,346)                                   376,601,773
                                                           -------------

       CONVERTIBLE BONDS - 0.3%
       DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
       NTL Cable Plc 8.750%, due 04/15/14....      175,000       250,373
                                                           -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
       Hologic, Inc. 2.000%, due 12/15/37....      840,000       912,450
                                                           -------------
       WIRELESS TELECOMMUNICATION SERVICES - 0.0%
       FiberTower Corp. 9.000%, due 11/15/12
         (144A)(b)...........................      170,000       157,038
                                                           -------------
       Total Convertible Bonds
       (Cost $1,246,712)                                       1,319,861
                                                           -------------

       COMMON STOCKS - 0.1%
       CAPITAL MARKETS - 0.1%
       E*TRADE Financial Corp.*..............       88,580       311,359
                                                           -------------
       CHEMICALS - 0.0%
       General Chemical Industrial
         Products, Inc.*(f)(h)...............           45             0
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


     -------------------------------------------------------------------------
     SECURITY                                                    VALUE
     DESCRIPTION                                    SHARES      (NOTE 2)
     -------------------------------------------------------------------------

     CONTAINERS & PACKAGING - 0.0%
     Russell-Stanley Holdings, Inc.*(f)(h).......       2,000 $           0
                                                              -------------
     DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
     Viatel Holding Bermuda, Ltd.*...............       1,237            28
                                                              -------------
     MEDIA - 0.0%
     Cebridge Connections Holdings*(f)(h)........       7,460        67,140
     Virgin Media, Inc.(a).......................       1,775        30,423
                                                              -------------
                                                                     97,563
                                                              -------------
     Total Common Stocks
     (Cost $833,905)                                                408,950
                                                              -------------

     PREFERRED STOCKS - 0.2%
     OIL, GAS & CONSUMABLE FUELS - 0.2%
     EXCO Resources, Inc.........................          53       569,750
                                                              -------------
     ROAD & RAIL - 0.0%
     Marsico Parent Suerholdco LLC...............          96        90,967
                                                              -------------
     Total Preferred Stocks
     (Cost $620,514)                                                660,717
                                                              -------------

     WARRANTS - 0.0%
     CAPITAL MARKETS - 0.0%
     Viasystems Group, Inc.,
       Expire 01/31/10*(f)(h)....................       9,411             0
                                                              -------------

     CHEMICALS - 0.0%
     General Chemical Industrial Products, Inc.,
       Series A, Expire 04/30/11*(f)(h)..........          26             0
     General Chemical Industrial Products, Inc.,
       Series B, Expire 06/08/10*(f)(h)..........          19             0
                                                              -------------
                                                                          0
                                                              -------------
     GAS UTILITIES - 0.0%
     AMF Bowling Worldwide, Inc.,
       Expire 03/09/09*(f)(h)....................         901             0
                                                              -------------
     MEDIA - 0.0%
     Advanstar Holdings Corp.,
       Expire 10/15/11*..........................          75         6,750
     MDP Acquisitions Plc Corp.,
       Expire 10/01/13(144A)*(b).................         100         8,561
     XM Satellite Radio Holdings, Inc. - Class A,
       Expire 03/15/10*..........................         125           188
                                                              -------------
                                                                     15,499
                                                              -------------
     ROAD & RAIL - 0.0%
     Marsico Parent Superholdco, Ltd.,
       Expire 12/31/49*..........................          25        24,567
                                                              -------------
     TRADING COMPANIES & DISTRIBUTORS - 0.0%
     Neenah Enterprises, Inc.,
       Expire 10/07/13*..........................       6,130             0
                                                              -------------
     Total Warrants
     (Cost $271,437)                                                 40,066
                                                              -------------

    --------------------------------------------------------------------------
    SECURITY                                         PAR          VALUE
    DESCRIPTION                                     AMOUNT       (NOTE 2)
    --------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 19.8%
    Federal Home Loan Bank
     1.000%, due 01/02/08(i).................... $  1,400,000 $   1,399,961
     3.250%, due 01/02/08(i)....................    5,000,000     4,999,549
     3.250%, due 01/14/08(i)....................   15,300,000    15,282,044
    State Street Bank & Trust Co.,
      Repurchase Agreement,
      dated 12/31/07 at 1.000% to be
      repurchased at $173,010 on 01/02/08
      collateralized by $125,000 U.S. Treasury
      Bond 8.750% due 08/15/20 with a value
      of $181,875...............................      173,000       173,000
    State Street Navigator Securities Lending
      Prime Portfolio(j)........................   58,324,953    58,324,953
                                                              -------------
    Total Short-Term Investments
    (Cost $80,179,507)                                           80,179,507
                                                              -------------

    TOTAL INVESTMENTS - 113.6%
    (Cost $476,735,421)                                         459,210,874

    Other Assets and Liabilities (net) - (13.6)%                (55,092,141)
                                                              -------------

    TOTAL NET ASSETS - 100.0%                                 $ 404,118,733
                                                              =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $92,957,715 of net assets.
(c) Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d) Variable or floating rate security. The stated rate represents the rate at December 31, 2007.
(e) Security is a "step up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(f)  Illiquid securities representing in the aggregate $67,140 of net assets.
(g) Security is in default and/or issuer is in bankruptcy.
(h) Security is valued in good faith at fair value by or under the direction of the Board of Directors.
(i)  Zero coupon bond - Interest rate represents current yield to maturity.
(j) Represents investment of collateral received from securities lending transactions.
(k) Securities represent loan participation. The aggregate cost and market value of these securities are $30,364,838 and $30,395,957 respectively.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

The following table summarizes the credit composition of the portfolio holdings of the BlackRock High Yield Portfolio at December 31, 2007 based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                           BBB                             0.98%
                           BB                             21.94
                           B                              44.47
                           Below B                        22.67
                           Equities/Other                  9.94
                                                         ------
                           Total:                        100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007


BLACKROCK HIGH YIELD PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $400,712,921
   Repurchase Agreement                                                       173,000
   Cash                                                                         9,589
   Cash denominated in foreign currencies**                                 4,600,072
   Collateral for securities on loan                                       58,324,953
   Receivable for investments sold                                             24,892
   Receivable for Trust shares sold                                           230,998
   Interest receivable                                                      7,629,371
   Unrealized appreciation on forward currency contracts (Note 7)               7,731
                                                                         ------------
     Total assets                                                         471,713,527
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                  8,799,987
     Trust shares redeemed                                                    114,702
     Collateral for securities on loan                                     58,324,953
     Investment advisory fee (Note 3)                                         204,677
     Administration fee                                                         2,274
     Custodian and accounting fees                                             43,160
   Accrued expenses                                                           105,041
                                                                         ------------
     Total liabilities                                                     67,594,794
                                                                         ------------
NET ASSETS                                                               $404,118,733
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $417,283,801
   Distribution in excess of net realized gain                            (14,808,774)
   Unrealized depreciation on investments and foreign currency            (17,796,848)
   Undistributed net investment income                                     19,440,554
                                                                         ------------
     Total                                                               $404,118,733
                                                                         ============
NET ASSETS
   Class A                                                               $404,118,733
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 49,029,687
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $       8.24
                                                                         ============

--------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements and Securities
  Lending                                                                $418,237,468
**Cost of cash denominated in foreign currencies                            4,621,247

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

BLACKROCK HIGH YIELD PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $     42,838
   Interest (2)                                                             22,542,976
                                                                          ------------
       Total investment income                                              22,585,814
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          1,707,809
   Administration fees                                                          21,041
   Deferred expense reimbursement                                               24,994
   Custody and accounting fees                                                 122,420
   Transfer agent fees                                                           3,521
   Audit                                                                        38,247
   Legal                                                                        61,631
   Trustee fees and expenses                                                    17,407
   Shareholder reporting                                                        63,310
   Insurance                                                                     3,986
   Other                                                                         5,254
                                                                          ------------
       Total expenses                                                        2,069,620
                                                                          ------------
   Net investment income                                                    20,516,194
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
CURRENCY
   Net realized loss on:
       Investments                                                            (510,400)
       Foreign currency                                                        (17,025)
                                                                          ------------
   Net realized loss on investments and foreign currency                      (527,425)
                                                                          ------------
   Net change in unrealized depreciation on:
       Investments                                                         (22,578,851)
       Foreign currency                                                       (272,515)
                                                                          ------------
   Net change in unrealized depreciation on investments and foreign
       currency                                                            (22,851,366)
                                                                          ------------
   Net realized and change in unrealized loss on investments and
       foreign currency                                                    (23,378,791)
                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ (2,862,597)
                                                                          ============

---------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $        853
(2)Interest income includes securities lending income of:                      227,680

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

BLACKROCK HIGH YIELD PORTFOLIO
                                                                                               Year Ended    Year Ended
                                                                                              December 31,  December 31,
                                                                                                  2007          2006
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                                     $ 20,516,194  $  5,803,516
    Net realized gain (loss) on investments and foreign currency                                  (527,425)      324,006
    Net change in unrealized appreciation (depreciation) on investments and foreign currency   (22,851,366)    1,259,587
                                                                                              ------------  ------------
    Net increase (decrease) in net assets resulting from operations                             (2,862,597)    7,387,109
                                                                                              ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                                    (7,871,993)   (6,446,629)
                                                                                              ------------  ------------
    Net decrease in net assets resulting from distributions                                     (7,871,993)   (6,446,629)
                                                                                              ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 9):
    Proceeds from shares sold
     Class A                                                                                   276,838,368     7,639,361
    Net asset value of shares issued through acquisition
     Class A                                                                                   100,788,917            --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                                     7,871,993     6,446,629
    Cost of shares repurchased
     Class A                                                                                   (48,159,524)  (21,516,716)
                                                                                              ------------  ------------
    Net increase (decrease) in net assets from capital share transactions                      337,339,754    (7,430,726)
                                                                                              ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        326,605,164    (6,490,246)
    Net assets at beginning of period                                                           77,513,569    84,003,815
                                                                                              ------------  ------------
    Net assets at end of period                                                               $404,118,733  $ 77,513,569
                                                                                              ============  ============
    Net assets at end of period includes undistributed net investment income                  $ 19,440,554  $  5,973,677
                                                                                              ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                CLASS A
BLACKROCK HIGH YIELD PORTFOLIO                                           --------------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                         --------------------------------------------------
                                                                            2007       2006       2005      2004++     2003++
                                                                         ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 8.92     $ 8.84     $ 8.62     $ 8.41     $ 7.37
                                                                         ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.60 (a)   0.63 (a)   0.63 (a)   0.64       0.65 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................  (0.34)      0.19      (0.41)      0.23       1.00 (a)
                                                                         ------     ------     ------     ------     ------
Total from Investment Operations........................................   0.26       0.82       0.22       0.87       1.65
                                                                         ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.94)     (0.74)        --      (0.66)     (0.61)
Distributions from Net Realized Capital Gains...........................     --         --         --         --         --
                                                                         ------     ------     ------     ------     ------
Total Distributions.....................................................  (0.94)     (0.74)        --      (0.66)     (0.61)
                                                                         ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 8.24     $ 8.92     $ 8.84     $ 8.62     $ 8.41
                                                                         ======     ======     ======     ======     ======
TOTAL RETURN                                                               2.70%      9.81%      2.55%     10.38%     22.39%
Ratio of Expenses to Average Net Assets.................................   0.72%      0.93%      0.87%      0.83%(b)   0.90%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.73%(c)   0.96%      0.87%      0.87%      0.90%
Ratio of Net Investment Income to Average Net Assets....................   7.21%      7.34%      7.28%      7.42%      7.93%
Portfolio Turnover Rate.................................................   60.2%      88.9%      36.0%      38.0%      57.0%
Net Assets, End of Period (in millions)................................. $404.1     $ 77.5     $ 84.0     $ 87.0     $ 76.0

(a) Per share amounts based on average shares outstanding during the period.
(b) The Investment Manager waived a portion of its management fee for the year.
(c) Excludes effect of deferred expense reimbursement - See Note 3 of financial statements.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is BlackRock High Yield Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2007, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                            Expiring   Expiring   Expiring   Expiring   Expiring
Portfolio                         Total    12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2015
---------                      ----------- ---------- ---------- ---------- ---------- ----------

BlackRock High Yield Portfolio $13,940,214 $4,583,235 $6,217,956 $1,599,086  $825,797   $714,140

On May 1, 2006, the Federated High Yield Portfolio, a series of The Travelers Series Trust, was reorganized into the Federated High Yield Portfolio, a series of Met Investors Series Trust. The Portfolio acquired capital losses of $13,291,427 which are subject to an annual limitation of $3,740,137.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

H. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

I. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

J. CREDIT AND MARKET RISK - The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

K. LOAN PARTICIPATIONS - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolios' investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with BlackRock Financial Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                Management Fees
                               earned by Manager
                               for the year ended
Portfolio                      December 31, 2007  % per annum Average Daily Net Assets
---------                      ------------------ ----------- ------------------------

BlackRock High Yield Portfolio     $1,707,809        0.60%              ALL

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                             Maximum Expense Ratio
                                             under current Expense
                                             Limitation Agreement
                                            ---------------------
             Portfolio                      Class A Class B Class E
             ---------                      ------- ------- -------

             BlackRock High Yield Portfolio  0.95%   1.20%*  1.10%*

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the year ended December 31, 2007.

                     BlackRock High Yield Portfolio $24,994

All prior subsidies have been repaid to the Manager.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                    Shares Issued
                                                    in Connection Shares Issued             Net Increase
                                                        with         Through                 (Decrease)
                               Beginning   Shares    Acquisition    Dividend      Shares     in Shares     Ending
                                Shares      Sold      (Note 9)    Reinvestment  Repurchased Outstanding    Shares
-                              --------- ---------- ------------- ------------- ----------- ------------ ----------

BlackRock High Yield Portfolio

 Class A

 12/31/2007                    8,693,022 33,143,207  12,027,317      940,501    (5,774,360)  40,336,665  49,029,687
 12/31/2006                    9,506,138    881,620          --      772,051    (2,466,787)    (813,116)  8,693,022

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                         Purchases                        Sales
                               ------------------------------ ------------------------------
                               U.S. Government Non-Government U.S. Government Non-Government
-                              --------------- -------------- --------------- --------------

BlackRock High Yield Portfolio       $--        $387,196,229        $--        $148,782,366

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                 Federal       Gross         Gross
                                Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                          Cost     Appreciation (Depreciation) (Depreciation)
---------                      ------------ ------------ -------------- --------------

BlackRock High Yield Portfolio $477,603,980  $2,473,884   $(20,866,990)  $(18,393,106)

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                             Value of    Value of
                                 Value of      Cash      Non-Cash     Total
                                Securities  Collateral  Collateral* Collateral
 -                              ----------- ----------- ----------- -----------

 BlackRock High Yield Portfolio $57,135,648 $58,324,953     $--     $58,324,953

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at December 31, 2007, were as follows:

Forward Foreign Currency Contracts to Sell:

                                                                              Net Unrealized
                                         Value at                              Appreciation
Settlement Date Contracts to Deliver December 31, 2007 In Exchange for U.S. $ (Depreciation)
--------------- -------------------- ----------------- ---------------------- --------------
  01/23/2008         401,000 EUR        $  568,217           $  585,669          $(17,452)
  01/23/2008       3,129,000 EUR         4,595,156            4,569,973            25,183
                                                                                 --------
                                                                                 $  7,731
                                                                                 ========

EUR - Euro Dollar

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                  Ordinary Income    Long-Term Capital Gain         Total
                               --------------------- ---------------------- ---------------------
                                  2007       2006    2007        2006          2007       2006
-                              ---------- ---------- ----        ----       ---------- ----------

BlackRock High Yield Portfolio $7,871,993 $6,446,629 $--         $--        $7,871,993 $6,446,629

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                               Undistributed Undistributed
                                 Ordinary      Long-Term   Net Unrealized Loss Carryforwards
                                  Income         Gain      (Depreciation)   and Deferrals        Total
-                              ------------- ------------- -------------- ------------------ ------------

BlackRock High Yield Portfolio  $19,448,284       $--       $(18,665,407)    $(13,940,214)   $(13,157,337)

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


9. ACQUISITION

As of the close of business on April 27, 2007, BlackRock High Yield Portfolio ("BlackRock"), a series of Met Investors Series Trust, acquired all the net assets of Western Asset Management High Yield Bond Portfolio ("Western"), a series of Metropolitan Series Fund, Inc., pursuant to a plan of reorganization approved by Western shareholders on April 24, 2007. The acquisition was accomplished by a tax-free exchange of 12,027,317 Class A shares of BlackRock (valued at $100.8 Million) in exchange for the 10,512,242 Class A shares of Western outstanding on April 27, 2007. Western Class A net assets at that date ($100.8 Million), including $3,537,529 of unrealized appreciation and approximately $37.381 of accumulated net realized gains, were combined with those of BlackRock Class A. The aggregate Class A net assets of BlackRock and Western immediately before the acquisition were $78,433,253 and $100,788,917, respectively. The aggregate Class A net assets of BlackRock immediately after the acquisition were $179,222,170.

10. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BlackRock High Yield Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Yield Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 29, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                             Number of
                                                                                             Portfolios
                                                                                              in Fund
                      Position(s)   Term of Office                                            Complex
Name, Age and          Held with    and Length of          Principal Occupation(s)            overseen   Other Directorships
Address                the Trust     Time Served             During Past 5 Years            by Trustee**   Held by Trustee
-------              -------------- -------------- ---------------------------------------- ------------ -------------------
The Executive
Officers
--------
Jeffrey A. Tupper    Chief           From August   Since October 2006, Assistant Vice           N/A              N/A
(37)                 Financial       2002 to       President, MetLife Group, Inc. Since
                     Officer,        present.      February 2001, Assistant Vice President
                     Treasurer                     of MetLife Investors Insurance
                                                   Company.

Michael K. Farrell   Executive Vice  From August   Since December 2005, Executive Vice          N/A              N/A
(55)                 President       2002 to       President of Metropolitan Life Insurance
                                     present.      Company; since July 2002, Chief
                                                   Executive Officer of MetLife Investors
                                                   Group, Inc. and Met Investors Advisory
                                                   LLC; since April 2001, Chief Executive
                                                   Officer of MetLife Resources and Vice
                                                   President of Metropolitan Life Insurance
                                                   Company; since January 1990, President
                                                   of Michael K. Farrell Associates, Inc.
                                                   (qualified retirement plans for non-
                                                   profit organizations).

Richard C. Pearson   Vice President  From          Since July 2002, President of MetLife        N/A              N/A
(64)                 and Secretary   December      Investors Distribution Company; since
                                     2000 to       January, 2002, Secretary of Met
                                     present.      Investors Advisory LLC; since January
                                                   2001, Senior Vice President, General
                                                   Counsel and Secretary of MetLife
                                                   Investors Group, Inc.; since November
                                                   2000, Vice President, General Counsel
                                                   and Secretary of Met Investors Advisory
                                                   LLC; from 1998 to November 2000,
                                                   President, Security First Group, Inc.

Jeffrey P. Halperin  Chief           From August   Since March 2006, Vice President,            N/A              N/A
(40)                 Compliance      2006 to       Corporate Ethics and Compliance
Metropolitan Life    Officer         present.      Department, MetLife, Inc.; from October
Insurance Company                                  2002 to March 2006, Assistant Vice
One MetLife Plaza                                  President; from November 2005 to August
27-01 Queens Plaza                                 2006, Interim Chief Compliance Officer,
North                                              Met Investors Series Trust; Since April
Long Island City,                                  2007, Chief Compliance Officer,
NY 11101                                           Metropolitan Series Funds; from August
                                                   2006 to April 2007, Interim Chief
                                                   Compliance Officer, Metropolitan Series
                                                   Funds; since August 2006, Chief
                                                   Compliance Officer, Met Investors
                                                   Advisory, LLC and MetLife Advisers, LLC;
                                                   since November 2006, Chief Compliance
                                                   Officer, MetLife Investment Advisors
                                                   Company, LLC.

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio," and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with BlackRock Financial Management, Inc. (the "BlackRock Adviser") for investment advisory services in connection with the investment management for the BlackRock High Yield Portfolio (the "BlackRock Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the BlackRock Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the BlackRock Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the BlackRock Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the BlackRock Portfolio within its performance universe. The Board took into account that the BlackRock Portfolio ranked above the median for the one-year period and below the median for the three- and five-year periods. The Board noted that the BlackRock Portfolio ranked below the Lipper index for each period. The Board considered the analysis provided in the Bobroff-Mack report demonstrating that the BlackRock Portfolio ranked above the LB 1-3 Year Government/Credit benchmark return for the one-year period, and below the LB 1-3 Year Government/Credit benchmark for the three-year period. The Board also considered that the BlackRock Portfolio performed below its Morningstar High Yield category and benchmark index for the one-, three- and five-year periods ending June 30, 2007. The Board also noted that the BlackRock Portfolio outperformed its Morningstar High Yield category for the ten-year period, and that it achieved a Morningstar overall four star rating. The Board recognized that the composite had performed well since the BlackRock Portfolio's inception in 1998, outperforming its benchmark and showing more upside than downside capture of the market. Further, the Board noted that performance has improved since the change in portfolio manager effective December of 2006. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the BlackRock Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the BlackRock Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the BlackRock Portfolio's total expenses exclusive of 12b-1 fees were above the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the BlackRock Portfolio's actual management fees were below the medians of the expense group and the sub-advised expense universe and slightly above the median of the expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the BlackRock Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the BlackRock Portfolio's contractual management fees were below the normalized median of the expense group at the BlackRock Portfolio's current size. The Board considered that the relatively small asset size of the BlackRock Portfolio results in a higher relative fee structure. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the BlackRock Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the BlackRock Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the BlackRock Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the BlackRock Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the BlackRock Portfolio's fee schedule does not contain breakpoints. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the BlackRock Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust result from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the BlackRock Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the BlackRock Adviser's ability to perform under its Advisory Agreement. These factors included: the BlackRock Adviser's financial condition; the BlackRock Adviser's current level of staffing and its overall resources, as well as its compensation program; the BlackRock Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the BlackRock Adviser's management style and performance record with respect to the BlackRock Portfolio; and the BlackRock Portfolio's performance record. With respect to the BlackRock Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the BlackRock Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the BlackRock Portfolio's performance for the one-, three- and five-year periods as compared to its peer universe and noted that the Board reviews on a quarterly basis detailed information about the BlackRock Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the BlackRock Adviser's investment process and philosophy. The Board considered that the BlackRock Adviser's responsibilities include the development and maintenance of an investment program for the BlackRock Portfolio which is consistent with the BlackRock Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the BlackRock Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the BlackRock Portfolio's advisory fees based on comparative fee and expense information and other factors, including the BlackRock Adviser's estimated profitability from its relationship with the BlackRock Portfolio as described below and possible economies of scale. With respect to the BlackRock Portfolio, the Board also compared the subadvisory fees paid to fees charged by the BlackRock Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the BlackRock Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the BlackRock Adviser of its relationship with the BlackRock Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received portfolio specific data with regard to the profitability of the BlackRock Portfolio. The Board analyzed the reasonableness of the profitability of the BlackRock Adviser and found no indication of excessive profitability. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the BlackRock Adviser and its affiliates by virtue of the BlackRock Adviser's relationship to the BlackRock Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the BlackRock Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the BlackRock Adviser, the Board determined approval of the Advisory Agreement for the BlackRock Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the BlackRock Portfolio.

                          MET INVESTORS SERIES TRUST


                                   BlackRock
                           Large-Cap Core Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
BLACKROCK LARGE-CAP CORE PORTFOLIO                  FOR THE YEAR ENDED 12/31/07
MANAGED BY BLACKROCK ADVISORS, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

For the year ended December 31, 2007, the Portfolio had a return of 6.55% for Class A Shares versus 5.77% for its benchmark, the Russell 1000(R) Index/1/.

PORTFOLIO REVIEW

The Portfolio's outperformance versus the benchmark was attributable to an overweight and, more significantly, stock selection within the healthcare sector. Also contributing notably to performance was our underweight and stock selection in financials. Within healthcare, our long-standing preference for service providers (such as Medco Health Solutions, Express Scripts and Aetna) over product companies continued to generate outperformance versus the benchmark. In financials, not holding any commercial banks added to performance. Also additive was our select exposure to diversified financials, as well as holdings Goldman Sachs and Morgan Stanley in the capital markets industry instead of companies that suffered significant setbacks related to the mortgage debacle.

Detracting from performance was our stock selection in information technology. Our valuation discipline hurt us during the period when "growth at any price" proved to be a more successful strategy, particularly following the August market melt-down. Notably, Google (priced over 50x earnings on December 29,
2006) returned over 50% during the year. We stuck to our disciplined approach, believing that buying better-than-market growth opportunities for better-than-market valuations is, in the long term, a recipe for success. Also detracting from performance was our underweight and stock selection in the consumer staples sector. Within the sector, our lack of exposure to the beverage industry and our holdings in the food products industry, such as Campbell Soup and Kraft Foods, hurt performance the most.

The biggest theme for the year was global growth, and we benefited from our two-pronged portfolio approach: one prong invested in cyclicals with a global emphasis and the other in higher quality companies with predictable earnings. Holdings that were in line with global growth were our positions in Cummins and Honeywell International in the industrials sector, as well as Southern Copper Corp. and Monsanto in the materials sector.

The biggest event, however, was the mortgage debacle, and our early exit from names like Morgan Stanley, plus our overall underweight in financials, proved very beneficial. While the Portfolio suffered during the summer's market turmoil and quantitative investment meltdown, we went into the fourth quarter with solid sector positioning, which helped us to end the quarter ahead of the benchmark.

MARKET ENVIRONMENT/CONDITIONS

2007 began largely where 2006 left off. A slowdown in U.S. growth occurred following Fed tightening, rising oil prices and the beginning of concerns around credit and a slowing U.S. consumer. Earnings growth remained strong on the back of solid export growth, a declining dollar and share buybacks. A transition in leadership from small, value and domestic to large, growth and multinational became evident as the year began.

But what a difference six months can make! During the second half of 2007, the benign fundamentals of 2003-2006, namely strong global growth, rising profitability levels and falling risk premiums, were replaced by credit stress; pressures on the capital position of the financial system; questions about the sustainability of the business cycle; and rising energy and food prices. Reflecting these woes, market prices moved considerably. Government bond yields plummeted, the dollar fell faster than in earlier years, credit spreads widened and equities became trendless and volatile. The financial and consumer discretionary sectors experienced drops of one-quarter to one-third. Commodity- and industrial-related multinational companies performed the best. Emerging market economies and equity markets performed well yet again. The Federal Reserve Board moved from an attitude of vigilance about inflation to one of providing liquidity and lowering rates to shore up the functioning of credit markets and fight economic weakness. With this noticeable shift in the environment from the first to the second half of the year, the burning question is whether or not the fundamental and financial challenges are under-appreciated by investors or do market prices imply an opportunity to look over the valley.

CURRENT OUTLOOK/STRATEGY

We believe economic growth will slow somewhat virtually everywhere in the world, but especially in the United States and followed closely by Europe. In our opinion, equities will remain volatile due to the above-normal level of uncertainty and the below-normal level of liquidity. Having said that, as credit markets regain their footing and confidence levels improve, inexpensive valuations should give way to improved equity market levels, disappointing earnings notwithstanding. This will likely be especially evident with an accommodative Fed and reasonably contained inflation statistics. We believe large companies and growth style will win again as U.S. multinationals perform as well as most developed markets. Emerging market economies and markets are likely to perform well yet again. A slowing global economy should permit some consolidation in oil prices and perhaps other hard commodities. 2008 will hopefully be a year where reflation and liquidity beat credit and fear.

We continue to pursue a two-pronged approach to equity investing. One part is a recognition that the U.S. economy is sluggish, requiring a focus on higher quality and higher predictability. This points us to healthcare, selected information technology and other growth stocks. The second part of our approach is based on a recognition that the rest of the world, especially Asia, is growing nicely. This leads us to look at information technology and selected energy, materials and industrial stocks, with an emphasis on non-U.S. earnings. At quarter-end, the largest overweights in the Portfolio were in information technology,

--------
/1/ The Russell 1000(R) Index is an unmanaged index which measures the performances of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 90% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $16.3 billion; the median market capitalization was approximately $6.1 billion. The smallest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK LARGE-CAP CORE PORTFOLIO                  FOR THE YEAR ENDED 12/31/07
MANAGED BY BLACKROCK ADVISORS, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

healthcare and energy. The largest underweights were in financials, consumer staples and utilities.

BOB DOLL
TASOS BOULOUTAS
DAN HANSON
Portfolio Managers
BLACKROCK ADVISORS, LLC

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Exxon Mobil Corp.                       4.58%
                ------------------------------------------------
                Microsoft Corp.                         2.93%
                ------------------------------------------------
                Chevron Corp.                           2.40%
                ------------------------------------------------
                ConocoPhillips                          2.09%
                ------------------------------------------------
                Pfizer, Inc.                            2.08%
                ------------------------------------------------
                International Business Machines Corp.   2.06%
                ------------------------------------------------
                Cisco Systems, Inc.                     2.05%
                ------------------------------------------------
                Intel Corp.                             2.02%
                ------------------------------------------------
                Merck & Co., Inc.                       1.91%
                ------------------------------------------------
                Hewlett-Packard Co.                     1.90%
                ------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                     [CHART]

Non-Cyclical         20.3%
Technology           20.1%
Energy               18.6%
Industrials          13.7%
Communications        9.1%
Financials            7.4%
Cyclical              6.3%
Basic Materials       4.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK LARGE-CAP CORE PORTFOLIO                  FOR THE YEAR ENDED 12/31/07
MANAGED BY BLACKROCK ADVISORS, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

                 BLACKROCK LARGE-CAP CORE PORTFOLIO MANAGED BY
             BLACKROCK ADVISORS, LLC VS. RUSSELL 1000(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                         Fund            Russell 1000 Index
                         ----            ------------------
    4/1/1998           $10,000                $10,000
  12/31/1998            10,577                 11,204
  12/31/1999            12,720                 13,547
  12/31/2000            12,010                 12,491
  12/31/2001            9,313                  10,936
  12/31/2002            6,972                  8,569
  12/31/2003            8,447                  11,130
  12/31/2004            9,789                  12,399
  12/31/2005            10,967                 13,176
  12/31/2006            12,529                 15,213
  12/31/2007            13,349                 16,091



    ------------------------------------------------------------------------------
                                          Average Annual Return/2/
                                       (for the year ended 12/31/07)
    ------------------------------------------------------------------------------
                                                              Since     Cumulative
                                      1 Year 3 Year 5 Year Inception/3/ Return/4/
    ------------------------------------------------------------------------------
    BlackRock Large-Cap
--  Core Portfolio--Class A           6.55%  10.90% 13.88%    3.30%          --
             Class B                     --      --     --       --       0.92%
    Class E                              --      --     --       --       1.00%
    ------------------------------------------------------------------------------
- - Russell 1000(R) Index/1/          5.77%   9.08% 13.43%    5.00%       0.29%
    ------------------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio.

/1/The Russell 1000(R) Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of latest reconstitution, the average market capitalization was approximately $16.3 billion; the median market capitalization was approximately $6.1 billion. The smallest company in the index had an approximate market capitalization of $2.5 billion. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 3/23/1998. Inception of Class B and Class E shares is 4/30/2007. Index returns are based on an inception date of 3/31/1998.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
BLACKROCK LARGE-CAP CORE PORTFOLIO          ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,005.40        $3.34
  Hypothetical (5% return before expenses)     1,000.00      1,021.88         3.36
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,003.60        $4.60
  Hypothetical (5% return before expenses)     1,000.00      1,020.62         4.63
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $1,004.50        $4.04
  Hypothetical (5% return before expenses)     1,000.00      1,021.17         4.08
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.66%, 0.91%, and 0.80% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
BLACKROCK LARGE-CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

  ----------------------------------------------------------------------------
                                                                   VALUE
  SECURITY DESCRIPTION                                SHARES      (NOTE 2)
  ----------------------------------------------------------------------------

  COMMON STOCKS - 99.8%
  AEROSPACE & DEFENSE - 5.0%
  Goodrich Corp.....................................    80,000 $     5,648,800
  Honeywell International, Inc......................   420,000      25,859,400
  L-3 Communications Holdings, Inc..................    58,900       6,239,866
  Lockheed Martin Corp..............................    70,000       7,368,200
  Raytheon Co.......................................   367,900      22,331,530
  United Technologies Corp..........................   390,000      29,850,600
                                                               ---------------
                                                                    97,298,396
                                                               ---------------

  AIRLINES - 0.6%
  Continental Airlines, Inc. - Class B*(a)..........   523,500      11,647,875
                                                               ---------------

  AUTO COMPONENTS - 0.1%
  Autoliv, Inc......................................    40,000       2,108,400
                                                               ---------------

  BIOTECHNOLOGY - 0.8%
  Biogen Idec, Inc.*................................   280,000      15,937,600
                                                               ---------------

  CAPITAL MARKETS - 2.0%
  Charles Schwab Corp. (The)........................   920,000      23,506,000
  Goldman Sachs Group, Inc. (The)...................    70,000      15,053,500
  Janus Capital Group, Inc.(a)......................    30,700       1,008,495
                                                               ---------------
                                                                    39,567,995
                                                               ---------------

  CHEMICALS - 3.3%
  E.I. du Pont de Nemours & Co.(a)..................   440,000      19,399,600
  Lubrizol Corp.....................................   300,000      16,248,000
  Monsanto Co.......................................   260,000      29,039,400
                                                               ---------------
                                                                    64,687,000
                                                               ---------------

  COMMERCIAL SERVICES & SUPPLIES - 0.6%
  R. R. Donnelley & Sons Co.........................   150,000       5,661,000
  Republic Services, Inc............................   100,000       3,135,000
  Steelcase, Inc. - Class A.........................   188,900       2,997,843
                                                               ---------------
                                                                    11,793,843
                                                               ---------------

  COMMUNICATIONS EQUIPMENT - 3.9%
  ADC Telecommunications, Inc.*.....................   150,000       2,332,500
  Ciena Corp.*......................................   340,000      11,597,400
  Cisco Systems, Inc.*.............................. 1,470,000      39,792,900
  Juniper Networks, Inc.*...........................   650,000      21,580,000
                                                               ---------------
                                                                    75,302,800
                                                               ---------------

  COMPUTERS & PERIPHERALS - 6.8%
  Apple, Inc.*......................................    20,000       3,961,600
  Dell, Inc.*....................................... 1,010,000      24,755,100
  EMC Corp.*........................................ 1,300,000      24,089,000
  Hewlett-Packard Co................................   730,000      36,850,400
  International Business Machines Corp..............   370,000      39,997,000
  QLogic Corp.*.....................................   160,000       2,272,000
                                                               ---------------
                                                                   131,925,100
                                                               ---------------
   -----------------------------------------------------------------------------
                                                                  VALUE
   SECURITY DESCRIPTION                               SHARES     (NOTE 2)
   -----------------------------------------------------------------------------

   CONSTRUCTION & ENGINEERING - 1.1%
   Fluor Corp........................................ 140,000 $    20,400,800
                                                              ---------------

   CONTAINERS & PACKAGING - 0.2%
   Owens-Illinois, Inc.*.............................  24,800       1,227,600
   Packaging Corp. of America........................ 110,000       3,102,000
                                                              ---------------
                                                                    4,329,600
                                                              ---------------
   DIVERSIFIED CONSUMER SERVICES - 1.0%
   Apollo Group, Inc. - Class A*..................... 270,000      18,940,500
                                                              ---------------
   DIVERSIFIED FINANCIAL SERVICES - 1.5%
   Bank of America Corp.............................. 110,000       4,538,600
   JPMorgan Chase & Co............................... 550,000      24,007,500
                                                              ---------------
                                                                   28,546,100
                                                              ---------------
   DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
   AT&T, Inc......................................... 350,000      14,546,000
   CenturyTel, Inc...................................  70,000       2,902,200
                                                              ---------------
                                                                   17,448,200
                                                              ---------------
   ELECTRICAL EQUIPMENT - 0.4%
   AMETEK, Inc.......................................  97,000       4,543,480
   Roper Industries, Inc.(a).........................  40,000       2,501,600
                                                              ---------------
                                                                    7,045,080
                                                              ---------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
   Mettler Toledo International, Inc.*...............   7,800         887,640
                                                              ---------------
   ENERGY EQUIPMENT & SERVICES - 2.5%
   ENSCO International, Inc.(a)...................... 350,000      20,867,000
   Global Industries, Ltd.*.......................... 680,000      14,565,600
   National-Oilwell Varco, Inc.*..................... 170,000      12,488,200
                                                              ---------------
                                                                   47,920,800
                                                              ---------------
   FOOD & STAPLES RETAILING - 0.6%
   Kroger Co. (The).................................. 417,700      11,156,767
                                                              ---------------
   GAS UTILITIES - 0.0%
   Energen Corp......................................  10,000         642,300
                                                              ---------------
   HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
   Intuitive Surgical, Inc.*(a)......................  30,000       9,735,000
   Kinetic Concepts, Inc.*(a)........................  15,400         824,824
                                                              ---------------
                                                                   10,559,824
                                                              ---------------
   HEALTH CARE PROVIDERS & SERVICES - 8.7%
   Aetna, Inc........................................ 430,000      24,823,900
   Coventry Health Care, Inc.*(a).................... 277,543      16,444,423
   Express Scripts, Inc.*............................ 300,000      21,900,000
   Health Net, Inc.*................................. 110,000       5,313,000
   Lincare Holdings, Inc.*...........................  80,000       2,812,800
   McKesson Corp..................................... 229,000      15,001,790
   Medco Health Solutions, Inc.*..................... 240,000      24,336,000
   UnitedHealth Group, Inc........................... 510,000      29,682,000
   WellPoint, Inc.*.................................. 320,000      28,073,600
                                                              ---------------
                                                                  168,387,513
                                                              ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK LARGE-CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


   --------------------------------------------------------------------------
                                                                  VALUE
   SECURITY DESCRIPTION                               SHARES     (NOTE 2)
   --------------------------------------------------------------------------

   HOTELS, RESTAURANTS & LEISURE - 1.5%
   McDonald's Corp................................... 490,000 $    28,865,900
                                                              ---------------
   HOUSEHOLD DURABLES - 0.3%
   NVR, Inc.*(a).....................................  10,000       5,240,000
                                                              ---------------
   HOUSEHOLD PRODUCTS - 1.4%
   Energizer Holdings, Inc.*(a)...................... 138,500      15,530,005
   Procter & Gamble Co. (The)........................ 150,000      11,013,000
                                                              ---------------
                                                                   26,543,005
                                                              ---------------
   INDUSTRIAL CONGLOMERATES - 1.6%
   General Electric Co............................... 850,000      31,509,500
                                                              ---------------
   INSURANCE - 3.9%
   AFLAC, Inc........................................ 240,000      15,031,200
   American International Group, Inc................. 250,000      14,575,000
   Chubb Corp. (The)................................. 251,000      13,699,580
   Hartford Financial Services Group, Inc. (The).....  50,000       4,359,500
   Loews Corp........................................  50,000       2,517,000
   Travelers Cos., Inc. (The)........................ 348,600      18,754,680
   W.R. Berkley Corp................................. 218,500       6,513,485
                                                              ---------------
                                                                   75,450,445
                                                              ---------------
   INTERNET & CATALOG RETAIL - 1.2%
   Amazon.com, Inc.*................................. 260,000      24,086,400
                                                              ---------------
   INTERNET SOFTWARE & SERVICES - 1.3%
   eBay, Inc.*....................................... 740,000      24,560,600
                                                              ---------------
   IT SERVICES - 0.5%
   Computer Sciences Corp.*(a)....................... 200,900       9,938,523
                                                              ---------------
   LIFE SCIENCES TOOLS & SERVICES - 0.8%
   Waters Corp.*..................................... 193,200      15,276,324
                                                              ---------------
   MACHINERY - 2.9%
   AGCO Corp.*....................................... 110,000       7,477,800
   Cummins, Inc...................................... 170,000      21,652,900
   Deere & Co........................................ 270,000      25,142,400
   Gardner Denver, Inc.*.............................  80,000       2,640,000
                                                              ---------------
                                                                   56,913,100
                                                              ---------------
   MEDIA - 1.4%
   Walt Disney Co. (The)............................. 840,000      27,115,200
                                                              ---------------
   METALS & MINING - 1.1%
   Southern Copper Corp.(a).......................... 200,000      21,026,000
                                                              ---------------
   OIL, GAS & CONSUMABLE FUELS - 16.0%
   Chevron Corp...................................... 500,000      46,665,000
   ConocoPhillips.................................... 460,000      40,618,000
   Exxon Mobil Corp.................................. 950,000      89,005,500
   Marathon Oil Corp................................. 410,000      24,952,600
   Noble Energy, Inc................................. 190,000      15,108,800
   Occidental Petroleum Corp......................... 380,000      29,256,200
   Sunoco, Inc....................................... 300,000      21,732,000
   Tesoro Corp.(a)................................... 430,000      20,511,000
   Valero Energy Corp................................ 340,000      23,810,200
                                                              ---------------
                                                                  311,659,300
                                                              ---------------
  ----------------------------------------------------------------------------
                                                                   VALUE
  SECURITY DESCRIPTION                                SHARES      (NOTE 2)
  ----------------------------------------------------------------------------

  PAPER & FOREST PRODUCTS - 0.1%
  International Paper Co............................    70,000 $     2,266,600
                                                               ---------------
  PHARMACEUTICALS - 7.8%
  Bristol-Myers Squibb Co...........................   910,000      24,133,200
  Eli Lilly & Co....................................   450,000      24,025,500
  Johnson & Johnson.................................   100,000       6,670,000
  Merck & Co., Inc..................................   640,000      37,190,400
  Pfizer, Inc....................................... 1,780,000      40,459,400
  Schering-Plough Corp..............................   750,000      19,980,000
                                                               ---------------
                                                                   152,458,500
                                                               ---------------
  ROAD & RAIL - 0.7%
  CSX Corp..........................................   290,000      12,754,200
                                                               ---------------
  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.1%
  Applied Materials, Inc............................ 1,210,000      21,489,600
  Intel Corp........................................ 1,470,000      39,190,200
  Intersil Corp. - Class A..........................   370,000       9,057,600
  KLA-Tencor Corp.(a)...............................   410,000      19,745,600
  NVIDIA Corp.*.....................................   620,000      21,092,400
  Texas Instruments, Inc............................   810,000      27,054,000
                                                               ---------------
                                                                   137,629,400
                                                               ---------------
  SOFTWARE - 6.1%
  Autodesk, Inc.*...................................   280,000      13,932,800
  BMC Software, Inc.*...............................    24,900         887,436
  McAfee, Inc.*.....................................   234,400       8,790,000
  Microsoft Corp.................................... 1,600,000      56,960,000
  Novell, Inc.*.....................................   850,000       5,839,500
  Oracle Corp.*..................................... 1,370,000      30,934,600
  Synopsys, Inc.*...................................    28,000         726,040
                                                               ---------------
                                                                   118,070,376
                                                               ---------------
  SPECIALTY RETAIL - 2.5%
  AutoZone, Inc.*(a)................................    66,000       7,914,060
  GameStop Corp., - Class A*........................   370,000      22,980,700
  Tiffany & Co......................................   380,000      17,491,400
                                                               ---------------
                                                                    48,386,160
                                                               ---------------
  TEXTILES, APPAREL & LUXURY GOODS - 1.1%
  NIKE, Inc. - Class B..............................   340,000      21,841,600
                                                               ---------------
  Total Common Stocks (Cost $1,698,730,302)                      1,938,125,266
                                                               ---------------

  ESCROWED SHARES - 0.0%
  COMPUTERS & PERIPHERALS - 0.0%
  ESC Seagate Technology(b) (Cost - $0).............    27,200              27
                                                               ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK LARGE-CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


-------------------------------------------------------------------------------
                                                      PAR           VALUE
SECURITY DESCRIPTION                                 AMOUNT        (NOTE 2)
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 3.7%
State Street Navigator Securities Lending Prime
  Portfolio(c) (Cost - $72,944,128)............... $72,944,128 $    72,944,128
                                                               ---------------

TOTAL INVESTMENTS - 103.5% (Cost $1,771,674,430)                 2,011,069,421
                                                               ---------------

Other Assets and Liabilities (net) - (3.5)%                        (68,510,314)
                                                               ---------------

TOTAL NET ASSETS - 100.0%                                      $ 1,942,559,107
                                                               ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Illiquid securities representing in the aggregate $27 of net assets.
(c) Represents investment of collateral received from securities lending transactions.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

BLACKROCK LARGE-CAP CORE PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $1,938,125,293
   Collateral for securities on loan                                         72,944,128
   Receivable for investments sold                                           14,257,992
   Receivable for Trust shares sold                                             192,651
   Dividends receivable                                                       1,847,380
                                                                         --------------
     Total assets                                                         2,027,367,444
                                                                         --------------
LIABILITIES
   Due to bank                                                                  476,330
   Payables for:
     Investments purchased                                                    9,412,227
     Trust shares redeemed                                                      660,936
     Distribution and services fees--Class B                                      9,935
     Distribution and services fees--Class E                                     23,115
     Collateral for securities on loan                                       72,944,128
     Investment advisory fee (Note 3)                                           949,513
     Administration fee                                                          10,014
     Custodian and accounting fees                                               35,168
   Accrued expenses                                                             286,971
                                                                         --------------
     Total liabilities                                                       84,808,337
                                                                         --------------
NET ASSETS                                                               $1,942,559,107
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $1,851,732,605
   Distribution in excess of net realized gain                             (159,259,874)
   Unrealized appreciation on investments                                   239,394,991
   Undistributed net investment income                                       10,691,385
                                                                         --------------
     Total                                                               $1,942,559,107
                                                                         ==============
NET ASSETS
   Class A                                                               $1,715,968,579
                                                                         ==============
   Class B                                                                   47,004,140
                                                                         ==============
   Class E                                                                  179,586,388
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  154,054,548
                                                                         ==============
   Class B                                                                    4,269,640
                                                                         ==============
   Class E                                                                   16,227,601
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        11.14
                                                                         ==============
   Class B                                                                        11.01
                                                                         ==============
   Class E                                                                        11.07
                                                                         ==============

----------------------------------------------------------------------------------------
* Investments at cost, excluding Securities Lending                      $1,698,730,302

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

BLACKROCK LARGE-CAP CORE PORTFOLIO
INVESTMENT INCOME:
   Dividends                                                              $ 19,527,781
   Interest (1)                                                                672,356
                                                                          ------------
       Total investment income                                              20,200,137
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          7,881,120
   Administration fees                                                          86,222
   Deferred expense reimbursement                                               82,236
   Custody and accounting fees                                                 125,785
   Distribution fee--Class B                                                    75,356
   Distribution fee--Class E                                                   182,519
   Transfer agent fees                                                           3,955
   Audit                                                                        35,684
   Legal                                                                        82,445
   Trustee fees and expenses                                                    17,407
   Shareholder reporting                                                       514,459
   Insurance                                                                    11,490
   Other                                                                        13,528
                                                                          ------------
       Total expenses                                                        9,112,206
                                                                          ------------
   Net investment income                                                    11,087,931
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS
   Net realized gain on:
       Investments                                                          79,027,500
       Futures contracts                                                       150,245
                                                                          ------------
   Net realized gain on investments and futures contracts                   79,177,745
                                                                          ------------
   Net change in unrealized depreciation on:
       Investments                                                         (61,457,308)
                                                                          ------------
   Net change in unrealized depreciation on investments                    (61,457,308)
                                                                          ------------
   Net realized and change in unrealized gain on investments and
       futures contracts                                                    17,720,437
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 28,808,368
                                                                          ============

---------------------------------------------------------------------------------------
(1)Interest income includes securities lending income of:                 $    494,164

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

BLACKROCK LARGE-CAP CORE PORTFOLIO
                                                                           Year Ended     Year Ended
                                                                          December 31,   December 31,
                                                                              2007           2006
                                                                         --------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   11,087,931  $    634,072
   Net realized gain on investments and futures contracts                    79,177,745    13,328,838
   Net change in unrealized appreciation (depreciation) on investments      (61,457,308)    3,331,934
                                                                         --------------  ------------
   Net increase in net assets resulting from operations                      28,808,368    17,294,844
                                                                         --------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                   (904,022)     (289,946)
     Class B                                                                         --            --
     Class E                                                                         --            --
   From net realized gains
     Class A                                                                 (7,875,932)   (4,233,827)
     Class B                                                                         --            --
     Class E                                                                         --            --
                                                                         --------------  ------------
   Net decrease in net assets resulting from distributions                   (8,779,954)   (4,523,773)
                                                                         --------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                                                195,249,769     6,144,815
     Class B                                                                 11,404,275            --
     Class E                                                                 39,276,743            --
   Net asset value of shares issued through acquisition and
       reorganization
     Class A                                                              1,561,399,971            --
     Class B                                                                 42,041,722            --
     Class E                                                                177,000,889            --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                  8,779,954     4,523,773
     Class B                                                                         --            --
     Class E                                                                         --            --
   Cost of shares repurchased
     Class A                                                               (197,478,090)  (23,231,515)
     Class B                                                                 (6,894,558)           --
     Class E                                                                (39,286,831)           --
                                                                         --------------  ------------
   Net increase (decrease) in net assets from capital share
       transactions                                                       1,791,493,844   (12,562,927)
                                                                         --------------  ------------
TOTAL INCREASE IN NET ASSETS                                              1,811,522,258       208,144
   Net assets at beginning of period                                        131,036,849   130,828,705
                                                                         --------------  ------------
   Net assets at end of period                                           $1,942,559,107  $131,036,849
                                                                         ==============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $   10,691,385  $    634,162
                                                                         ==============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                                 CLASS A
BLACKROCK LARGE-CAP CORE PORTFOLIO                                       ---------------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------------
                                                                             2007        2006      2005      2004++     2003++
                                                                         --------     ------     ------    ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $  11.20     $10.14     $ 9.05    $ 7.85     $ 6.52
                                                                         --------     ------     ------    ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................     0.09 (a)   0.05 (a)   0.02(a)   0.04       0.05 (a)
Net Realized/Unrealized Gain on Investments.............................     0.63       1.37       1.07      1.21       1.33 (a)
                                                                         --------     ------     ------    ------     ------
Total from Investment Operations........................................     0.72       1.42       1.09      1.25       1.38
                                                                         --------     ------     ------    ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................    (0.08)     (0.02)        --     (0.05)     (0.05)
Distributions from Net Realized Capital Gains...........................    (0.70)     (0.34)        --        --         --
                                                                         --------     ------     ------    ------     ------
Total Distributions.....................................................    (0.78)     (0.36)        --     (0.05)     (0.05)
                                                                         --------     ------     ------    ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $  11.14     $11.20     $10.14    $ 9.05     $ 7.85
                                                                         ========     ======     ======    ======     ======
TOTAL RETURN                                                                 6.55%     14.25%     12.04%    15.89%     21.16%
Ratio of Expenses to Average Net Assets.................................     0.64%      0.98%      0.91%     0.92%(b)   0.99%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates     0.65%(d)   1.04%      0.91%     0.95%      0.99%
Ratio of Net Investment Income to Average Net Assets....................     0.83%      0.48%      0.23%     0.51%      0.67%
Portfolio Turnover Rate.................................................     87.3%      72.2%      79.0%    136.0%     182.0%
Net Assets, End of Period (in millions)................................. $1,716.0     $131.0     $131.0    $126.0     $115.0

                                                                         CLASS B
                                                                       ------------
                                                                       FOR THE YEAR
                                                                          ENDED
                                                                       DECEMBER 31,
                                                                         2007(C)
                                                                       ------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................    $10.91
                                                                          ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................      0.04(a)
Net Realized/Unrealized Gain on Investments...........................      0.06
                                                                          ------
Total from Investment Operations......................................      0.10
                                                                          ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................        --
Distributions from Net Realized Capital Gains.........................        --
                                                                          ------
Total Distributions...................................................        --
                                                                          ------
NET ASSET VALUE, END OF PERIOD........................................    $11.01
                                                                          ======
TOTAL RETURN                                                                0.92%
Ratio of Expenses to Average Net Assets...............................      0.89%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................      0.89%*(d)
Ratio of Net Investment Income to Average Net Assets..................      0.58%*
Portfolio Turnover Rate...............................................      87.3%
Net Assets, End of Period (in millions)...............................    $ 47.0

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) The investment manager waived a portion of its management fee for the year.
(c) Commencement of operations - 04/30/2007.
(d) Excludes effect of deferred expense reimbursement - See Note 3 of financial statements.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                         CLASS E
BLACKROCK LARGE-CAP CORE PORTFOLIO                                     ------------
                                                                       FOR THE YEAR
                                                                          ENDED
                                                                       DECEMBER 31,
                                                                         2007(B)
                                                                       ------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................    $10.96
                                                                          ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................      0.05(a)
Net Realized/Unrealized Gain on Investments...........................      0.06
                                                                          ------
Total from Investment Operations......................................      0.11
                                                                          ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................        --
Distributions from Net Realized Capital Gains.........................        --
                                                                          ------
Total Distributions...................................................        --
                                                                          ------
NET ASSET VALUE, END OF PERIOD........................................    $11.07
                                                                          ======
TOTAL RETURN                                                                1.00%
Ratio of Expenses to Average Net Assets...............................      0.79%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................      0.79%*(c)
Ratio of Net Investment Income to Average Net Assets..................      0.69%*
Portfolio Turnover Rate...............................................      87.3%
Net Assets, End of Period (in millions)...............................    $179.6

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations - 04/30/2007.
(c) Excludes effect of deferred expense reimbursement - See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is BlackRock Large-Cap Core Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B, and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2007, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                 Expiring     Expiring    Expiring
Portfolio                             Total     12/31/2009   12/31/2010  12/31/2011
---------                          ------------ ----------- ------------ -----------

BlackRock Large-Cap Core Portfolio $225,797,851 $17,636,178 $193,572,806 $14,588,867

On May 1, 2006, the BlackRock Large-Cap Core Portfolio, a series of The Travelers Series Trust, was reorganized into the BlackRock Large-Cap Core Portfolio, a series of Met Investors Series Trust. The Portfolio acquired capital losses of $67,463,346 which are subject to an annual limitation of $5,495,892.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with BlackRock Advisors, LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                    Management Fees
                                   earned by Manager
                                   for the year ended
Portfolio                          December 31, 2007  % per annum   Average Daily Net Assets
---------                          ------------------ ----------- ----------------------------

BlackRock Large-Cap Core Portfolio     $7,881,120        0.625%   First $250 Million

                                                          0.60%   $250 Million to $500 Million

                                                         0.575%   $500 Million to $1 Billion

                                                          0.55%   $1 Billion to $2 Billion

                                                          0.50%   Over $2 Billion

Prior to April 30, 2007, the management fee for the Portfolio was 77.5 basis points for the first $250 million, 75 basis points for next $250 million, 72.5 basis points for the next $500 million, 70 basis points for the next 1 Billion and 65 basis points for assets over $2 Billion. The management fee earned for the period January 1, 2007 through April 29, 2007 was $328,920.

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                               Maximum Expense Ratio
                                               under current Expense
                                               Limitation Agreement
                                              ----------------------
           Portfolio                          Class A Class B Class E
           ---------                          ------- ------- -------

           BlackRock Large-Cap Core Portfolio  1.00%   1.25%   1.15%

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the year ended December 31, 2007.

                   BlackRock Large-Cap Core Portfolio $82,236

All prior subsidies have been repaid to the Manager.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                                                                  Net Increase
                                                 Shares Issued in    Shares Issued                 (Decrease)
                         Beginning    Shares     Connection with    Through Dividend   Shares      in Shares     Ending
                          Shares       Sold    Acquisition (Note 8)   Reinvestment   Repurchased  Outstanding    Shares
                         ---------- ---------- -------------------- ---------------- -----------  ------------ -----------
BlackRock Large-Cap Core
  Portfolio

 Class A

 12/31/2007              11,700,658 17,648,999     141,681,409          801,091      (17,777,609) 142,353,890  154,054,548
 12/31/2006              12,899,599    586,214              --          429,200       (2,214,355)  (1,198,941)  11,700,658

 Class B

 4/30/2007-12/31/2007            --  1,041,572       3,854,420               --         (626,352)   4,269,640    4,269,640

 Class E

 4/30/2007-12/31/2007            --  3,621,071      16,149,716               --       (3,543,186)  16,227,601   16,227,601

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                             Purchases                        Sales
                                   ------------------------------ ------------------------------
                                   U.S. Government Non-Government U.S. Government Non-Government
                                   --------------- -------------- --------------- --------------

BlackRock Large-Cap Core Portfolio       $--       $1,227,718,829       $--       $1,211,596,356

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                      Federal        Gross         Gross
                                     Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                               Cost      Appreciation (Depreciation)  Appreciation
---------                          -------------- ------------ -------------- --------------

BlackRock Large-Cap Core Portfolio $1,776,660,746 $286,976,815  $(52,568,140)  $234,408,675

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                Value of    Value of
                                    Value of      Cash      Non-Cash     Total
                                   Securities  Collateral  Collateral* Collateral
                                   ----------- ----------- ----------- -----------

BlackRock Large-Cap Core Portfolio $73,806,839 $72,944,128 $2,448,895  $75,393,023

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                    Ordinary Income  Long-Term Capital Gain         Total
                                   ----------------- ---------------------  ---------------------
                                     2007     2006      2007        2006       2007       2006
                                   -------- -------- ----------  ---------- ---------- ----------

BlackRock Large-Cap Core Portfolio $904,022 $289,946 $7,875,932  $4,233,827 $8,779,954 $4,523,773

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                   Undistributed Undistributed     Net
                                     Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                      Income         Gain      Appreciation   and Deferrals       Total
                                   ------------- ------------- ------------ ------------------ -----------

BlackRock Large-Cap Core Portfolio  $10,691,385   $71,524,293  $234,408,675   $(225,797,851)   $90,826,502

8. REORGANIZATIONS AND ACQUISITIONS

As of the close of business on April 27, 2007, Portfolio Class A shares, pursuant to a plan of reorganization approved by Portfolio shareholders on April 24, 2007, were converted to Class E shares. The conversion was accomplished by a tax-free exchange of 12,032,251 Class A shares of the Portfolio (valued at $132,601,424) in exchange for 12,098,670 Class E shares of the Portfolio.

As of the close of business on April 27, 2007, the Portfolio acquired all the net assets of BlackRock Large Cap Portfolio ("Large Cap"), a series of Metropolitan Series Fund, Inc., pursuant to a plan of reorganization approved by Large Cap shareholders on April 24, 2007. The acquisition was accomplished by a tax-free exchange of 161,619,126 shares of the Portfolio in exchange for the 54,790,378 shares of Large Cap. Large Cap's net assets on that date of $1,780,442,582, including $176,546,307 of accumulated net realized losses and $277,802,359 of net unrealized appreciation were combined with those of the Portfolio. These aggregate net assets immediately after the acquisitions amounted to $1,913,063,838.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BlackRock Large-Cap Core Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large-Cap Core Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of
                                    present.      Met Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President            44      None
                                    From          and Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                             Number of
                                                                                             Portfolios
                                                                                              in Fund
                      Position(s)   Term of Office                                            Complex
Name, Age and          Held with    and Length of          Principal Occupation(s)            overseen   Other Directorships
Address                the Trust     Time Served             During Past 5 Years            by Trustee**   Held by Trustee
-------              -------------- -------------- ---------------------------------------- ------------ -------------------
The Executive
Officers
--------
Jeffrey A. Tupper    Chief           From August   Since October 2006, Assistant Vice           N/A              N/A
(37)                 Financial       2002 to       President, MetLife Group, Inc. Since
                     Officer,        present.      February 2001, Assistant Vice President
                     Treasurer                     of MetLife Investors Insurance
                                                   Company.

Michael K. Farrell   Executive Vice  From August   Since December 2005, Executive Vice          N/A              N/A
(55)                 President       2002 to       President of Metropolitan Life Insurance
                                     present.      Company; since July 2002, Chief
                                                   Executive Officer of MetLife Investors
                                                   Group, Inc. and Met Investors Advisory
                                                   LLC; since April 2001, Chief Executive
                                                   Officer of MetLife Resources and Vice
                                                   President of Metropolitan Life Insurance
                                                   Company; since January 1990, President
                                                   of Michael K. Farrell Associates, Inc.
                                                   (qualified retirement plans for non-
                                                   profit organizations).

Richard C. Pearson   Vice President  From          Since July 2002, President of MetLife        N/A              N/A
(64)                 and Secretary   December      Investors Distribution Company; since
                                     2000 to       January, 2002, Secretary of Met
                                     present.      Investors Advisory LLC; since January
                                                   2001, Senior Vice President, General
                                                   Counsel and Secretary of MetLife
                                                   Investors Group, Inc.; since November
                                                   2000, Vice President, General Counsel
                                                   and Secretary of Met Investors Advisory
                                                   LLC; from 1998 to November 2000,
                                                   President, Security First Group, Inc.

Jeffrey P. Halperin  Chief           From August   Since March 2006, Vice President,            N/A              N/A
(40)                 Compliance      2006 to       Corporate Ethics and Compliance
Metropolitan Life    Officer         present.      Department, MetLife, Inc.; from October
Insurance Company                                  2002 to March 2006, Assistant Vice
One MetLife Plaza                                  President; from November 2005 to August
27-01 Queens Plaza                                 2006, Interim Chief Compliance Officer,
North                                              Met Investors Series Trust; Since April
Long Island City,                                  2007, Chief Compliance Officer,
NY 11101                                           Metropolitan Series Funds; from August
                                                   2006 to April 2007, Interim Chief
                                                   Compliance Officer, Metropolitan Series
                                                   Funds; since August 2006, Chief
                                                   Compliance Officer, Met Investors
                                                   Advisory, LLC and MetLife Advisers, LLC;
                                                   since November 2006, Chief Compliance
                                                   Officer, MetLife Investment Advisors
                                                   Company, LLC.

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio," and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with BlackRock Financial Management, Inc. (the "BlackRock Adviser") for investment advisory services in connection with the investment management for the BlackRock Large Cap Core Portfolio (the "BlackRock Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the BlackRock Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the BlackRock Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the BlackRock Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the BlackRock Portfolio within its performance universe. The Board took into account that the BlackRock Portfolio ranked above the median of its performance universe for the three- and five-year periods and below the median for the one-year period. The Board noted that the BlackRock Portfolio ranked below the Lipper index for the one-year period and above the Lipper index for both the three- and five-year periods. The Board considered the analysis provided in the B-M Report demonstrating that the BlackRock Portfolio ranked below the Russell 1000 benchmark return for the one- and five-year periods, and above the Russell 1000 for the three-year period. The Board noted that the BlackRock Portfolio demonstrated favorable performance over a longer period of time. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the BlackRock Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within the broad groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the BlackRock Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the BlackRock Portfolio's total expenses exclusive of 12b-1 fees were above the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the BlackRock Portfolio's actual management fees were above the medians of the expense group, the expense universe and the sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the BlackRock Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the BlackRock Portfolio's contractual management fees were below the normalized median of the expense group at the BlackRock Portfolio's current size. The Board considered that the Manager had negotiated a fee reduction in 2007, and the projected total expense ratio for 2007 for the BlackRock Portfolio would reflect a significant reduction in such Portfolio's total expense ratio. Moreover, an increase in assets of more than ten-fold in 2007 can also be a factor in achieving lower overall costs. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the BlackRock Portfolio, reflected by, among other things, the Manager's fee waiver agreement with the BlackRock Portfolio, resulting in the Manager waiving advisory fees in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the BlackRock Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the BlackRock Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the BlackRock Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the BlackRock Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the BlackRock Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust result from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the BlackRock Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the BlackRock Adviser's ability to perform under its Advisory Agreement. These factors included: the BlackRock Adviser's financial condition; the BlackRock Adviser's current level of staffing and its overall resources, as well as its compensation program; the BlackRock Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the BlackRock Adviser's management style and long-term performance record with respect to the BlackRock Portfolio; and the BlackRock Portfolio's performance record. With respect to the BlackRock Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the BlackRock Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the BlackRock Portfolio's performance for the one-, three- and five-year periods as compared to its peer universe and noted that the Board reviews on a quarterly basis detailed information about the BlackRock Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the BlackRock Adviser's investment process and philosophy. The Board considered that the BlackRock Adviser's responsibilities include the development and maintenance of an investment program for the BlackRock Portfolio which is consistent with the BlackRock Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the BlackRock Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the BlackRock Portfolio's advisory fees based on comparative fee and expense information and other factors, including the BlackRock Adviser's estimated profitability from its relationship with the BlackRock Portfolio as described below and possible economies of scale. With respect to the BlackRock Portfolio, the Board also compared the subadvisory fees paid to fees charged by the BlackRock Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the BlackRock Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the BlackRock Adviser of its relationship with the BlackRock Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received portfolio specific data with regard to the profitability of the BlackRock Portfolio. The Board analyzed the reasonableness of the profitability of the BlackRock Adviser and found no indication of excessive profitability. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the BlackRock Adviser and its affiliates by virtue of the BlackRock Adviser's relationship to the BlackRock Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the BlackRock Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the BlackRock Adviser, the Board determined approval of the Advisory Agreement for the BlackRock Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the BlackRock Portfolio.

                          MET INVESTORS SERIES TRUST


                          Cyclical Growth and Income
                                 ETF Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO            FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PORTFOLIO STRATEGIES

For the 12 month period ended December 31, 2007, the Portfolio (Class B) returned 5.40%. The Portfolio lagged its blended benchmark/1/, which returned 6.42%. From an asset class perspective, overweighting equities relative to bonds hurt Portfolio returns. Fixed income investments outperformed equities due to strong performance in the Treasury market. With regard to equity positioning, the emphasis on large-cap stocks was the biggest contributor to performance. An overweight to mid-cap equities, particularly the tilt towards growth stocks, was also a positive contributor. The lack of small-cap exposure aided relative performance as smaller companies significantly underperformed their larger peers.

Within the large-cap portion of the Portfolio, sector allocation generally aided relative performance. Overweights to technology and consumer staples were the biggest contributors from a sector perspective. An overweight to financials was the biggest detractor.

MARKET OVERVIEW

The market environment of 2007 was one of contrasts. On the heels of strong market performance in 2006, investors began this year full of optimism. Global markets, continuing the trend from previous years, progressed markedly through the first half of 2007. However, a relatively obscure part of the credit markets began to unravel in February and weighed heavily on markets for the remainder of the year. The turmoil from subprime lending and declining economic growth highlighted the downside risks to the U.S. economy. After several years of markets trending steadily upward, volatility increased dramatically. The Dow and S&P 500(R) Index oscillated between record highs and steep pull-backs, often within a few days. Investor risk appetites waned, and periods of little to no liquidity appeared in fixed income markets. This prompted action from the Federal Reserve, which increased its activities of providing funds to the market and also lowered the Federal Funds Rate by a total of 100 basis points. While most broad market indices delivered respectable returns for the full year, there were large diversions among different areas of the economy. Financial institutions were the worst performing area as they took massive write-offs from their heavy exposure to the mortgage markets. Firms in the consumer discretionary sector also fared poorly on expectations of decreasing consumption as many consumers face higher housing and energy costs. There were some positive trends that emerged. A weakening dollar combined with continued growth in foreign economies created strong demand for U.S. exports. Companies that were relatively immune from problems in the credit markets and had substantial foreign sales generally had a strong year.

OUTLOOK

We believe our analysis of recent data indicates an increased potential for recession in the U.S. economy. This outlook is based in part on continued weakness in the housing market, higher energy prices, and declining consumer confidence. This combination of events could have a significant negative impact on economic activity. We continue to favor larger capitalization stocks. This area has attractive valuations and a great potential to grow earnings. The ability to take advantage of the interest rate environment by refinancing debt puts these companies in a stronger position to face economic uncertainty. With regard to sector allocation, we maintain an overweight to the more defensive areas of consumer staples and healthcare. We see potential weakness in consumer discretionary and materials and recommend below benchmark exposure to these sectors. Continued exposure to domestic mid-cap and foreign developed stocks provides additional growth opportunities and portfolio diversification.

MARK A. KELLER
Chief Investment Officer
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       iShares S&P 500 Index Fund                                21.83%
       ------------------------------------------------------------------
       iShares Lehman 1-3 Year Treasury Bond Fund                18.43%
       ------------------------------------------------------------------
       iShares S&P MidCap 400 Index Fund                          9.04%
       ------------------------------------------------------------------
       Vanguard Health Care ETF                                   7.88%
       ------------------------------------------------------------------
       iShares MSCI EAFE Index Fund                               7.78%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Financial Sector Index Fund         4.82%
       ------------------------------------------------------------------
       Vanguard Consumer Staples VIPERs                           4.05%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Technology Sector Index Fund        3.35%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Consumer Goods Sector Index Fund    2.80%
       ------------------------------------------------------------------
       Vanguard Industrials VIPERs                                2.33%
       ------------------------------------------------------------------

--------
/1/ The blended benchmark is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 15% S&P SmallCap 600(R) Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE(R) Index"). The Index does not include fees or expenses and is not available for direct investment.

/2/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO
                                                    FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

              CYCLICAL GROWTH AND INCOME ETF PORTFOLIO MANAGED BY
GALLATIN ASSET MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/ AND BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]

                  Fund      S&P 500      Blended Benchmark
                  ----      -------      -----------------
  10/1/2005     $10,000    $10,000           $10,000
  12/31/2005     10,165     10,209            10,208
  12/31/2006     11,357     11,823            11,438
  12/31/2007     11,970     12,472            12,173



    -------------------------------------------------------------
                                   Average Annual Return/3/
                                   (for the year ended 12/31/07)
    -------------------------------------------------------------
                                                   Since
                                   1 Year       Inception/4/
    -------------------------------------------------------------
    Cyclical Growth and Income ETF
    Portfolio--Class A             5.76%           7.56%
--  Class B                        5.40%           8.31%
    Class E                        5.58%           7.36%
    -------------------------------------------------------------
- - S&P 500(R) Index/1/            5.49%          10.31%
    -------------------------------------------------------------
--  Blended Benchmark/2/           6.42%           9.13%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended benchmark is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 15% S&P SmallCap 600(R) Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE(R) Index").

The Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury bill issue, or potentially a seasoned 6-month or 1-year Treasury bill issue, that is replaced on a monthly basis. The Index does not include fees or expenses and is not available for direct investment.

The Merrill Lynch Corporate/Government Master Index is an indicator of the performance of investment-grade domestic bonds, capturing close to $5 trillion of outstanding debt. The Index does not include fees or expenses and is not available for direct investment.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The MSCI EAFE(R) Index is a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 10/3/05. Inception of Class A and Class E shares is 5/1/06. Index returns are based on an inception date of 9/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  994.10        $2.86
  Hypothetical (5% return before expenses)     1,000.00      1,022.33         2.91
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $  991.50        $4.12
  Hypothetical (5% return before expenses)     1,000.00      1,021.07         4.18
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $  992.40        $3.62
  Hypothetical (5% return before expenses)     1,000.00      1,021.58         3.67
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.57%, 0.82%, and 0.72% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                     SHARES    (NOTE 2)
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 95.5%
     iShares Dow Jones U.S. Consumer Goods
       Sector Index Fund(a)........................  103,771 $   6,633,042
     iShares Dow Jones U.S. Consumer Services
       Sector Index Fund...........................   41,903     2,590,862
     iShares Dow Jones U.S. Energy Sector Index
       Fund(a).....................................   23,800     3,259,886
     iShares Dow Jones U.S. Financial Sector Index
       Fund(a).....................................  121,278    11,417,111
     iShares Dow Jones U.S. Industrial Sector Index
       Fund(a).....................................   62,077     4,519,206
     iShares Dow Jones U.S. Technology Sector
       Index Fund(a)...............................  127,164     7,942,663
     iShares Dow Jones U.S. Telecommunications
       Sector Index Fund(a)........................  142,640     4,210,733
     iShares Dow Jones U.S. Utilities Sector Index
       Fund(a).....................................   21,355     2,186,966
     iShares Lehman 1-3 Year Treasury Bond
       Fund(a).....................................  531,689    43,683,568
     iShares MSCI EAFE Index Fund..................  234,912    18,440,592
     iShares S&P 500 Index Fund(a).................  352,635    51,745,660
     iShares S&P MidCap 400 Growth Index
       Fund........................................   21,000     1,878,450
     iShares S&P MidCap 400 Index Fund(a)..........  252,433    21,441,659
     SPDR Trust Series 1...........................   30,900     4,517,889
     Vanguard Consumer Discretionary
       VIPERs(a)...................................   48,655     2,592,825
     Vanguard Consumer Staples VIPERs(a)...........  135,465     9,589,567
     Vanguard Energy VIPERs........................   12,650     1,439,697
     Vanguard Financials VIPERs....................   31,532     1,658,899
     Vanguard Health Care ETF(a)...................  308,000    18,689,440
     Vanguard Industrials VIPERs(a)................   75,445     5,523,328
     Vanguard Information Technology ETF(a)........   36,823     2,219,322
     Vanguard Utilities ETF........................    3,900       342,069
                                                             -------------
     Total Investment Company Securities
     (Cost $207,483,246)                                       226,523,434
                                                             -------------

    -------------------------------------------------------------------------
    SECURITY                                     SHARES/PAR      VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 29.2%
    Metropolitan Series Fund, Inc.: BlackRock
      Money Market Portfolio**..................       4,940 $     493,986
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 12/31/07 at 2.600%
      to be repurchased at $8,885,283 on
      01/02/08 collateralized by $9,005,000
      FNMA at 3.250% due 02/15/09 with a
      value of $9,062,092....................... $ 8,884,000     8,884,000
    State Street Navigator Securities Lending
      Prime Portfolio(b)........................  59,786,644    59,786,644
                                                             -------------
    Total Short-Term Investments
    (Cost $69,164,630)                                          69,164,630
                                                             -------------

    TOTAL INVESTMENTS - 124.7%
    (Cost $276,647,876)                                        295,688,064
                                                             -------------

    Other Assets and Liabilities (net) - (24.7)%               (58,628,834)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 237,059,230
                                                             =============

PORTFOLIO FOOTNOTES:

** Affiliated Issuer. See Note 3 for additional information.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.
FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

CYCLICAL GROWTH AND INCOME ETF PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                           $227,017,420
   Repurchase Agreement                                                         8,884,000
   Cash                                                                               396
   Collateral for securities on loan                                           59,786,644
   Receivable for Trust shares sold                                               201,361
   Dividends receivable                                                         1,186,470
   Interest receivable                                                                721
                                                                             ------------
      Total assets                                                            297,077,012
                                                                             ------------
LIABILITIES
   Payables for:
      Investments purchased                                                         1,877
      Trust shares redeemed                                                         5,710
      Distribution and services fees--Class B                                      49,912
      Distribution and services fees--Class E                                         230
      Collateral for securities on loan                                        59,786,644
      Investment advisory fee (Note 3)                                            100,128
      Administration fee                                                            1,999
      Custodian and accounting fees                                                23,709
   Accrued expenses                                                                47,573
                                                                             ------------
      Total liabilities                                                        60,017,782
                                                                             ------------
NET ASSETS                                                                   $237,059,230
                                                                             ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                           $209,299,432
   Accumulated net realized gain                                                4,827,199
   Unrealized appreciation on investments                                      19,040,188
   Undistributed net investment income                                          3,892,411
                                                                             ------------
      Total                                                                  $237,059,230
                                                                             ============
NET ASSETS
   Class A                                                                   $  1,636,109
                                                                             ============
   Class B                                                                    233,540,976
                                                                             ============
   Class E                                                                      1,882,145
                                                                             ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                        138,657
                                                                             ============
   Class B                                                                     19,846,712
                                                                             ============
   Class E                                                                        159,864
                                                                             ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                   $      11.80
                                                                             ============
   Class B                                                                          11.77
                                                                             ============
   Class E                                                                          11.77
                                                                             ============

-----------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements and Securities Lending $207,977,232

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

CYCLICAL GROWTH AND INCOME ETF PORTFOLIO
INVESTMENT INCOME:
    Interest (1)                                               $   693,228
    Income earned from affilliated transactions                     16,557
    Dividends from underlying portfolios                         4,947,441
                                                               -----------
       Total investment income                                   5,657,226
                                                               -----------
EXPENSES:
    Investment advisory fee (Note 3)                             1,008,619
    Administration fees                                             23,999
    Deferred expense reimbursement                                  35,502
    Custody and accounting fees                                     23,150
    Distribution fee--Class B                                      554,678
    Distribution fee--Class E                                        2,245
    Transfer agent fees                                              8,175
    Audit                                                           13,626
    Legal                                                           17,968
    Trustee fees and expenses                                       16,865
    Shareholder reporting                                           44,480
    Insurance                                                        7,580
    Other                                                            7,927
                                                               -----------
       Total expenses                                            1,764,814
                                                               -----------
    Net investment income                                        3,892,412
                                                               -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on:
       Investments                                               4,869,376
                                                               -----------
    Net realized gain on investments                             4,869,376
                                                               -----------
    Net change in unrealized appreciation on:
       Investments                                               3,192,342
                                                               -----------
    Net change in unrealized appreciation on investments         3,192,342
                                                               -----------
    Net realized and change in unrealized gain on investments    8,061,718
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $11,954,130
                                                               ===========

--------------------------------------------------------------------------
(1)Interest income includes securities lending income of:      $   411,675

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

CYCLICAL GROWTH AND INCOME ETF PORTFOLIO
                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2007          2006
                                                                         ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  3,892,412  $  2,865,743
   Net realized gain on investments from underlying Portfolios              4,869,376        47,285
   Net change in unrealized appreciation on investments                     3,192,342    15,825,757
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    11,954,130    18,738,785
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                       (6)       (2,042)
     Class B                                                                     (998)   (2,834,756)
     Class E                                                                       (2)      (13,252)
   From net realized gains
     Class A                                                                      (31)           --
     Class B                                                                  (15,948)      (91,035)
     Class E                                                                      (98)           --
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                    (17,083)   (2,941,085)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                1,657,156       175,495
     Class B                                                               44,955,582   197,297,986
     Class E                                                                1,425,626     1,076,736
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                       37         2,042
     Class B                                                                   16,946     2,925,791
     Class E                                                                      100        13,252
   Cost of shares repurchased
     Class A                                                                 (209,099)      (26,611)
     Class B                                                              (26,871,690)  (19,570,106)
     Class E                                                                 (667,318)      (95,827)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions              20,307,340   181,798,758
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                               32,244,387   197,596,458
   Net assets at beginning of period                                      204,814,843     7,218,385
                                                                         ------------  ------------
   Net assets at end of period                                           $237,059,230  $204,814,843
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  3,892,411  $     11,728
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                CLASS A
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO                                 -----------------
                                                                             FOR THE YEARS
                                                                                 ENDED
                                                                             DECEMBER 31,
                                                                         -----------------
                                                                            2007     2006(B)
                                                                         ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $11.13     $10.56
                                                                         ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.32 (a)   0.25 (a)
Net Realized/Unrealized Gain on Investments.............................   0.35       0.47
                                                                         ------     ------
Total from Investment Operations........................................   0.67       0.72
                                                                         ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.00)+    (0.15)
Distributions from Net Realized Capital Gains...........................  (0.00)+       --
                                                                         ------     ------
Total Distributions.....................................................  (0.00)+    (0.15)
                                                                         ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $11.80     $11.13
                                                                         ======     ======
TOTAL RETURN                                                               5.76%      6.81%
Ratio of Expenses to Average Net Assets.................................   0.54%      0.56%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.56%(d)   0.66%*
Ratio of Net Investment Income to Average Net Assets....................   2.67%      3.42%*
Portfolio Turnover Rate.................................................   37.3%      23.2%
Net Assets, End of Period (in millions)................................. $  1.6     $  0.2

                                                                                     CLASS B
                                                                         ----------------------------
                                                                               FOR THE YEARS ENDED
                                                                                   DECEMBER 31,
                                                                         ----------------------------
                                                                            2007       2006     2005(C)
                                                                         ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $11.13     $10.11     $10.00
                                                                         ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.20 (a)   0.17 (a)   0.09 (a)
Net Realized/Unrealized Gain on Investments.............................   0.44       1.02       0.08
                                                                         ------     ------     ------
Total from Investment Operations........................................   0.64       1.19       0.17
                                                                         ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.00)+    (0.16)     (0.06)
Distributions from Net Realized Capital Gains...........................  (0.00)+    (0.01)        --
                                                                         ------     ------     ------
Total Distributions.....................................................  (0.00)+    (0.17)     (0.06)
                                                                         ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $11.77     $11.13     $10.11
                                                                         ======     ======     ======
TOTAL RETURN                                                               5.40%     11.73%      1.65%
Ratio of Expenses to Average Net Assets.................................   0.77%      0.80%      0.80%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.79%(d)   0.84%      3.73%*
Ratio of Net Investment Income to Average Net Assets....................   1.73%      1.65%      3.31%*
Portfolio Turnover Rate.................................................   37.3%      23.2%       3.5%
Net Assets, End of Period (in millions)................................. $233.5     $203.6     $  7.2

*  Annualized
+  Rounds to less $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.
(c) Commencement of operations--10/03/2005.
(d) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                CLASS E
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO                                 -----------------
                                                                             FOR THE YEARS
                                                                                 ENDED
                                                                             DECEMBER 31,
                                                                         -----------------
                                                                            2007     2006(B)
                                                                         ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $11.12     $10.56
                                                                         ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.23 (a)   0.18 (a)
Net Realized/Unrealized Gain on Investments.............................   0.42       0.52
                                                                         ------     ------
Total from Investment Operations........................................   0.65       0.70
                                                                         ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.00)+    (0.14)
Distributions from Net Realized Capital Gains...........................  (0.00)+       --
                                                                         ------     ------
Total Distributions.....................................................  (0.00)+    (0.14)
                                                                         ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $11.77     $11.12
                                                                         ======     ======
TOTAL RETURN                                                               5.58%      6.65%
Ratio of Expenses to Average Net Assets.................................   0.67%      0.70%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.69%(c)   0.79%*
Ratio of Net Investment Income to Average Net Assets....................   1.98%      2.52%*
Portfolio Turnover Rate.................................................   37.3%      23.2%
Net Assets, End of Period (in millions)................................. $  1.9     $  1.1

*  Annualized
+  Rounds to less $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.
(c) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Cyclical Growth and Income ETF Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including series of the iShares(R) Trust, iShares(R), Inc., the SPDR(R) Trust, Series 1 and Vanguard Index Participation Equity Receipts (VIPERs(R)) of the Vanguard(R) Index Funds, Vanguard(R) U.S. Sector Index Funds and Vanguard VIPERs(R) Series Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. REPURCHASE AGREEMENT - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

G. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                          Management Fees
                                         earned by Manager
                                         for the year ended
Portfolio                                December 31, 2007  % per annum   Average Daily Net Assets
---------                                ------------------ ----------- ----------------------------

Cyclical Growth and Income ETF Portfolio     $1,008,619        0.45%    First $300 Million

                                                               0.43%    $300 Million to $600 Million

                                                               0.40%    Over $600 Million

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                                 Expenses Deferred in
-                                                                --------------------
                                                                  2005    2006   2007
-                                         Maximum Expense Ratio  ------- ------- ----
                                          under current Expense  Subject to repayment
                                          Limitation Agreement    until December 31,
-                                        ----------------------  --------------------
Portfolio                                Class A Class B Class E  2010    2011   2012
---------                                ------- ------- ------- ------- ------- ----

Cyclical Growth and Income ETF Portfolio  0.55%   0.80%   0.70%  $32,599 $62,444 $--

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to Reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the year ended December 31, 2007:

                Cyclical Growth and Income ETF Portfolio $35,502

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


                                                                                               Income earned
                                                                                              from affiliate
                         Number of                                             Number of        during the
                      shares held at   Shares purchased     Shares sold     shares held at     period ended
Security Description December 31, 2006 during the period during the period December 31, 2007 December 31, 2007
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

Metropolitan Series
  Fund Inc.:
  BlackRock Money
  Market Portfolio         2,054             4,762            (1,876)            4,940            $16,557

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                               Shares Issued
                                                                  Through                Net Increase
                                         Beginning    Shares     Dividend      Shares     in Shares     Ending
                                          Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
                                         ---------- ---------- ------------- ----------- ------------ ----------

Cyclical Growth and Income ETF Portfolio

 Class A

 12/31/2007                                  13,931    142,556          3       (17,833)     124,726     138,657
 05/01/2006-12/31/2006                           --     16,146        183        (2,398)      13,931      13,931

 Class B

 12/31/2007                              18,301,821  3,850,857      1,448    (2,307,414)   1,544,891  19,846,712
 12/31/2006                                 714,261 19,187,779    265,008    (1,865,227)  17,587,560  18,301,821

 Class E

 12/31/2007                                  94,581    122,301          8       (57,026)      65,283     159,864
 05/01/2006-12/31/2006                           --    102,310      1,186        (8,915)      94,581      94,581

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                   Purchases                        Sales
                                         ------------------------------ ------------------------------
                                         U.S. Government Non-Government U.S. Government Non-Government
                                         --------------- -------------- --------------- --------------

Cyclical Growth and Income ETF Portfolio       $--        $98,121,951         $--        $80,214,743

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                           Federal       Gross         Gross
                                          Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                    Cost     Appreciation (Depreciation)  Appreciation
---------                                ------------ ------------ -------------- --------------

Cyclical Growth and Income ETF Portfolio $276,648,019 $20,622,222   $(1,582,177)   $19,040,045

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                      Value of    Value of
                                          Value of      Cash      Non-Cash     Total
                                         Securities  Collateral  Collateral* Collateral
                                         ----------- ----------- ----------- -----------

Cyclical Growth and Income ETF Portfolio $58,501,605 $59,786,644     $--     $59,786,644

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                          Ordinary Income  Long-Term Capital Gain       Total
                                         ----------------- ---------------------- ------------------
                                          2007     2006      2007        2006      2007      2006
                                          ---   ----------   ---         ---      ------- ----------

Cyclical Growth and Income ETF Portfolio $1,006 $2,941,085 $16,077       $--      $17,083 $2,941,085

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                         Undistributed Undistributed     Net
                                           Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                            Income         Gain      Appreciation   and Deferrals       Total
-                                        ------------- ------------- ------------ ------------------ -----------

Cyclical Growth and Income ETF Portfolio  $4,092,002    $4,627,751   $19,040,045         $--         $27,759,798

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2005 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

10. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of an Underlying Portfolio's net assets. At the end of the period, the Portfolio was not the owner of record of 5% or more of the total outstanding shares of any Underlying Portfolios.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Cyclical Growth and Income ETF Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from October 3, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cyclical Growth and Income ETF Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 3, 2005 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A




Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August
31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio," and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Gallatin Asset Management, Inc. (the "Gallatin Adviser") for investment advisory services in connection with the investment management for the Cyclical Growth & Income ETF Portfolio (the "Cyclical Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the Cyclical Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Cyclical Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Cyclical Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-year and since inception periods ending July 31, 2007 of the Cyclical Portfolio within its performance universe. The Board took into account that the Cyclical Portfolio ranked below the median of its performance universe and below the Lipper index for each period. The Board considered the analysis provided in the B-M Report demonstrating that the Cyclical Portfolio ranked below the S&P 500 benchmark return for the one-year period. The Board took into account that the Cyclical Portfolio is new, and accordingly, is closely monitoring its performance in light of its underperformance. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that appropriate action is being taken to address the Cyclical Portfolio's performance.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Cyclical Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Cyclical Portfolio's total expenses exclusive of 12b-1 fees were at the medians for both the expense group and expense universe. The Board also noted that the Cyclical Portfolio's actual management fees were slightly below the median of the expense group and at the median of the expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Cyclical Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Cyclical Portfolio's contractual management fees were at the normalized median of the expense group at the Cyclical Portfolio's current size. The Board considered that the relatively small asset size of the Cyclical Portfolio results in a higher relative fee structure. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the Cyclical Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the Cyclical Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Cyclical Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Cyclical Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Cyclical Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Cyclical Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust result from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Cyclical Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Gallatin Adviser's ability to perform under its Advisory Agreement. These factors included: the Gallatin Adviser's financial condition; the Gallatin Adviser's current level of staffing and its overall resources, as well as its compensation program; the Gallatin Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Gallatin Adviser's management style and performance record with respect to the Cyclical Portfolio; and the Cyclical Portfolio's performance record. With respect to the Gallatin Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Gallatin Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Cyclical Portfolio's performance for the one-year and since inception periods as compared to its peer universe and noted that the Board reviews on a quarterly basis detailed information about the Cyclical Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on the Adviser's performance.

The Board considered the Gallatin Adviser's investment process and philosophy. The Board considered that the Gallatin Adviser's responsibilities include the development and maintenance of an investment program for the Cyclical Portfolio which is consistent with the Cyclical Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Gallatin Adviser's brokerage policies and practices, including the use of affiliated brokers, the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Cyclical Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Gallatin Adviser's estimated profitability from its relationship with the Cyclical Portfolio as described below and possible economies of scale. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Cyclical Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Gallatin Adviser of its relationship with the Cyclical Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received an income statement with respect to the Gallatin Adviser's operation overall, which was represented to be an indication of the profitability of the Gallatin Adviser's relationship with the Cyclical Portfolio, but no portfolio specific data. Therefore, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability. The Board also took into account, to the extent possible, the revenue and profits derived from affiliated broker transactions.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Gallatin Adviser and its affiliates by virtue of the Gallatin Adviser's relationship to the Cyclical Portfolio are fair and reasonable.

Among other possible conflicts of interest considered by the Board, the Board noted that the Gallatin Adviser considered it has a duty to act in the best interests of its clients and disclose or mitigate potential conflicts of interest through its policies and procedures; specifically, with respect to its affiliate, A.G. Edwards & Sons, Inc. ("Edwards"), a registered broker dealer, who will act as a distributor for the annuity share class. The Board noted that Edwards will receive a sales commission from the sales of variable annuity products in the Class A product and also receives revenue sharing payments based on assets in certain Trust products sold by Edwards. The Board further considered that as a broker-dealer, Edwards provides trade execution services for many institutional clients, including some fund families which may be used in the fund of fund portfolios. Edwards could derive some benefit from commissions paid for trade execution services if the manager of a mutual fund used in the portfolio chose to use Edwards as an executing broker-dealer. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Cyclical Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Gallatin Adviser, the Board determined approval of the Advisory Agreement for the Cyclical Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Cyclical Portfolio.

                          MET INVESTORS SERIES TRUST


                                Cyclical Growth
                                 ETF Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
CYCLICAL GROWTH ETF PORTFOLIO                       FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO STRATEGIES

For the 12-month period ended December 31, 2007, the Portfolio (Class B) returned 5.88%. The Portfolio slightly lagged its blended benchmark/1/, which returned 6.14%. From an asset class perspective, overweighting equities relative to bonds hurt Portfolio returns. Fixed income investments outperformed equities due to strong performance in the Treasury market. With regard to equity positioning, the lack of small-cap exposure aided relative performance as smaller companies significantly underperformed their larger peers. An overweight to mid-cap equities, particularly the tilt towards growth stocks, was also a positive contributor. A moderate overweight to foreign equities was the biggest contributor to performance.

Within the large-cap portion of the Portfolio, sector allocation generally aided relative performance. Overweights to technology and consumer staples were the biggest contributors from a sector perspective. An overweight to financials was the biggest detractor.

MARKET OVERVIEW

The market environment of 2007 was one of contrasts. On the heels of strong market performance in 2006, investors began this year full of optimism. Global markets, continuing the trend from previous years, progressed markedly through the first half of 2007. However, a relatively obscure part of the credit markets began to unravel in February and weighed heavily on markets for the remainder of the year. The turmoil from subprime lending and declining economic growth highlighted the downside risks to the U.S. economy. After several years of markets trending steadily upward, volatility increased dramatically. The Dow and S&P 500(R) Index oscillated between record highs and steep pull-backs, often within a few days. Investor risk appetites waned, and periods of little to no liquidity appeared in fixed income markets. This prompted action from the Federal Reserve, which increased its activities of providing funds to the market and also lowered the Federal Funds Rate by a total of 100 basis points. While most broad market indices delivered respectable returns for the full year, there were large diversions among different areas of the economy. Financial institutions were the worst performing area as they took massive write-offs from their heavy exposure to the mortgage markets. Firms in the consumer discretionary sector also fared poorly on expectations of decreasing consumption as many consumers face higher housing and energy costs. There were some positive trends that emerged. A weakening dollar combined with continued growth in foreign economies created strong demand for U.S. exports. Companies that were relatively immune from problems in the credit markets and had substantial foreign sales generally had a strong year.

OUTLOOK

We believe our analysis of recent data indicates an increased potential for recession in the U.S. economy. This outlook is based in part on continued weakness in the housing market, higher energy prices, and declining consumer confidence. This combination of events could have a significant negative impact on economic activity. We continue to favor larger capitalization stocks. This area has attractive valuations and a great potential to grow earnings. The ability to take advantage of the interest rate environment by refinancing debt puts these companies in a stronger position to face economic uncertainty. With regard to sector allocation, we maintain an overweight to the more defensive areas of consumer staples and healthcare. We see potential weakness in consumer discretionary and materials and recommend below benchmark exposure to these sectors. Continued exposure to domestic mid-cap and foreign developed stocks provides additional growth opportunities and portfolio diversification.

MARK A. KELLER
Chief Investment Officer
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       iShares S&P 500 Index Fund                                20.93%
       ------------------------------------------------------------------
       SPDR Trust Series 1                                       14.01%
       ------------------------------------------------------------------
       iShares MSCI EAFE Index Fund                              12.81%
       ------------------------------------------------------------------
       iShares S&P MidCap 400 Index Fund                         10.99%
       ------------------------------------------------------------------
       Vanguard Health Care ETF                                   8.31%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Financial Sector Index Fund         4.77%
       ------------------------------------------------------------------
       Vanguard Consumer Staples VIPERs                           4.49%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Consumer Goods Sector Index Fund    3.40%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Technology Sector Index Fund        3.09%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Industrial Sector Index Fund        3.09%
       ------------------------------------------------------------------

--------
/1/ The blended benchmark is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 15% S&P SmallCap 600(R) Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE(R) Index"). The Index does not include fees or expenses and is not available for direct investment.

/2/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH ETF PORTFOLIO                       FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


                   CYCLICAL GROWTH ETF PORTFOLIO MANAGED BY
GALLATIN ASSET MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/ AND BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]

                 Fund       S&P 500       Blended Benchmark
                  ----       -------      -----------------
  10/1/2005     $10,000      $10,000           $10,000
  12/31/2005     10,204       10,209            10,231
  12/31/2006     11,618       11,823            11,728
  12/31/2007     12,271       12,472            12,448



    ---------------------------------------------------
                         Average Annual Return/3/
                         (for the year ended 12/31/07)
    ---------------------------------------------------
                                         Since
                         1 Year       Inception/4/
    ---------------------------------------------------
    Cyclical Growth ETF
    Portfolio--Class A   6.15%           7.93%
--  Class B              5.88%           9.51%
    Class E              5.97%           7.74%
    ---------------------------------------------------
- - S&P 500(R) Index/1/  5.49%          10.31%
    ---------------------------------------------------
--  Blended Benchmark/2/ 6.14%          10.22%
    ---------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The Performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended benchmark is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 15% S&P SmallCap 600(R) Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE(R) Index").

The Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury bill issue, or potentially a seasoned 6-month or 1-year Treasury bill issue, that is replaced on a monthly basis. The Index does not include fees or expenses and is not available for direct investment.

The Merrill Lynch Corporate/Government Master Index is an indicator of the performance of investment-grade domestic bonds, capturing close to $5 trillion of outstanding debt. The Index does not include fees or expenses and is not available for direct investment.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The MSCI EAFE(R) Index is a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 10/3/05. Inception of Class A and Class E shares is 5/1/06. Index returns are based on an inception date of 9/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
CYCLICAL GROWTH ETF PORTFOLIO               ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  981.30        $2.70
  Hypothetical (5% return before expenses)     1,000.00      1,022.48         2.75
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $  980.40        $3.94
  Hypothetical (5% return before expenses)     1,000.00      1,021.22         4.02
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $  980.50        $3.44
  Hypothetical (5% return before expenses)     1,000.00      1,021.73         3.52
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.54%, 0.79%, and 0.69% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
CYCLICAL GROWTH ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                     SHARES    (NOTE 2)
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 97.5%
     iShares Dow Jones U.S. Consumer Goods Sector
       Index Fund(a)...............................  137,539 $   8,791,493
     iShares Dow Jones U.S. Consumer Services
       Sector Index Fund(a)........................   19,909     1,230,974
     iShares Dow Jones U.S. Energy Sector Index
       Fund(a).....................................   31,300     4,287,161
     iShares Dow Jones U.S. Financial Sector Index
       Fund(a).....................................  131,164    12,347,779
     iShares Dow Jones U.S. Industrial Sector Index
       Fund(a).....................................   81,409     5,926,575
     iShares Dow Jones U.S. Technology Sector
       Index Fund(a)...............................  127,957     7,992,194
     iShares Dow Jones U.S. Telecommunications
       Sector Index Fund(a)........................  168,818     4,983,507
     iShares Dow Jones U.S. Utilities Sector Index
       Fund(a).....................................   19,813     2,029,049
     iShares MSCI EAFE Index Fund..................  422,335    33,153,298
     iShares S&P 500 Index Fund(a).................  369,057    54,155,424
     iShares S&P MidCap 400 Growth Index Fund......   27,500     2,459,875
     iShares S&P MidCap 400 Index Fund(a)..........  334,628    28,423,302
     SPDR Trust Series 1(a)........................  248,000    36,260,080
     Vanguard Consumer Discretionary VIPERs(a).....   74,455     3,967,707
     Vanguard Consumer Staples VIPERs(a)...........  164,286    11,629,806
     Vanguard Energy VIPERs........................    6,067       690,485
     Vanguard Financials VIPERs....................   37,782     1,987,711
     Vanguard Health Care ETF......................  354,500    21,511,060
     Vanguard Industrials VIPERs(a)................   79,845     5,845,453
     Vanguard Information Technology ETF(a)........   58,023     3,497,046
     Vanguard Utilities ETF........................   11,300       991,123
                                                             -------------
     Total Investment Company Securities
     (Cost $223,971,181)                                       252,161,102
                                                             -------------

    -------------------------------------------------------------------------
    SECURITY                                     SHARES/PAR      VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 26.7%
    Metropolitan Series Fund, Inc.: BlackRock
      Money Market Portfolio**..................       4,614 $     461,373
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 12/31/07 at 1.750% to
      be repurchased at $4,650,452 on
      01/02/08 collateralized by $4,715,000
      FNMA at 3.250% due 02/15/09 with a
      value of $4,744,893....................... $ 4,650,000     4,650,000
    State Street Navigator Securities Lending
      Prime Portfolio(b)........................  64,081,511    64,081,511
                                                             -------------
    Total Short-Term Investments
    (Cost $69,192,884)                                          69,192,884
                                                             -------------

    TOTAL INVESTMENTS - 124.2%
    (Cost $293,164,065)                                        321,353,986
                                                             -------------

    Other Assets and Liabilities (net) - (24.2)%               (62,619,996)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 258,733,990
                                                             =============

PORTFOLIO FOOTNOTES:

** Affiliated Issuer. See Note 3 for additional information.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.
FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

CYCLICAL GROWTH ETF PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $252,622,475
   Repurchase Agreement                                                     4,650,000
   Cash                                                                           829
   Collateral for securities on loan                                       64,081,511
   Receivable for Trust shares sold                                            77,863
   Dividends receivable                                                     1,643,148
   Interest receivable                                                            297
                                                                         ------------
     Total assets                                                         323,076,123
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                      1,033
     Trust shares redeemed                                                     12,596
     Distribution and services fees--Class B                                   54,421
     Distribution and services fees--Class E                                      431
     Collateral for securities on loan                                     64,081,511
     Investment advisory fee (Note 3)                                         109,267
     Administration fee                                                         1,999
     Custodian and accounting fees                                             24,299
   Accrued expenses                                                            56,576
                                                                         ------------
     Total liabilities                                                     64,342,133
                                                                         ------------
NET ASSETS                                                               $258,733,990
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $222,540,678
   Accumulated net realized gain                                            4,797,570
   Unrealized appreciation on investments                                  28,189,921
   Undistributed net investment income                                      3,205,821
                                                                         ------------
     Total                                                               $258,733,990
                                                                         ============
NET ASSETS
   Class A                                                               $  1,497,825
                                                                         ============
   Class B                                                                253,728,832
                                                                         ============
   Class E                                                                  3,507,333
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                    123,855
                                                                         ============
   Class B                                                                 21,046,030
                                                                         ============
   Class E                                                                    290,543
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      12.09
                                                                         ============
   Class B                                                                      12.06
                                                                         ============
   Class E                                                                      12.07
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements and Securities
  Lending                                                                $224,432,554

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

CYCLICAL GROWTH ETF PORTFOLIO
INVESTMENT INCOME:
    Interest (1)                                               $   587,824
    Income earned from affilliated transactions                     21,061
    Dividends from underlying portfolios                         4,595,322
                                                               -----------
       Total investment income                                   5,204,207
                                                               -----------
EXPENSES:
    Investment advisory fee (Note 3)                             1,148,527
    Administration fees                                             23,999
    Deferred expense reimbursement                                  37,454
    Custody and accounting fees                                     21,938
    Distribution fee--Class B                                      629,265
    Distribution fee--Class E                                        3,657
    Transfer agent fees                                              8,103
    Audit                                                           13,626
    Legal                                                           17,968
    Trustee fees and expenses                                       16,865
    Shareholder reporting                                           60,386
    Insurance                                                        8,737
    Other                                                            7,861
                                                               -----------
       Total expenses                                            1,998,386
                                                               -----------
    Net investment income                                        3,205,821
                                                               -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on:
       Investments                                               4,810,991
                                                               -----------
    Net realized gain on investments                             4,810,991
                                                               -----------
    Net change in unrealized appreciation on:
       Investments                                               6,183,825
                                                               -----------
    Net change in unrealized appreciation on investments         6,183,825
                                                               -----------
    Net realized and change in unrealized gain on investments   10,994,816
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $14,200,637
                                                               ===========

--------------------------------------------------------------------------
(1)Interest income includes securities lending income of:      $   470,852

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

CYCLICAL GROWTH ETF PORTFOLIO
                                                                               Year Ended    Year Ended
                                                                              December 31,  December 31,
                                                                                  2007          2006
                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                     $  3,205,821  $  2,375,903
    Net realized gain on investments from underlying Portfolios                  4,810,991       699,732
    Net change in unrealized appreciation on investments                         6,183,825    21,851,780
                                                                              ------------  ------------
    Net increase in net assets resulting from operations                        14,200,637    24,927,415
                                                                              ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                            --        (2,798)
     Class B                                                                            --    (2,361,048)
     Class E                                                                            --       (12,002)
    From net realized gains
     Class A                                                                            --          (584)
     Class B                                                                            --      (727,499)
     Class E                                                                            --        (2,627)
                                                                              ------------  ------------
    Net decrease in net assets resulting from distributions                             --    (3,106,558)
                                                                              ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                     1,399,363       287,859
     Class B                                                                    30,592,890   213,309,795
     Class E                                                                     3,302,094     1,283,431
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                            --         3,382
     Class B                                                                            --     3,088,547
     Class E                                                                            --        14,629
    Cost of shares repurchased
     Class A                                                                      (198,144)      (30,467)
     Class B                                                                   (26,247,515)  (14,405,746)
     Class E                                                                    (1,109,956)     (139,548)
                                                                              ------------  ------------
    Net increase in net assets from capital share transactions                   7,738,732   203,411,882
                                                                              ------------  ------------
TOTAL INCREASE IN NET ASSETS                                                    21,939,369   225,232,739
    Net assets at beginning of period                                          236,794,621    11,561,882
                                                                              ------------  ------------
    Net assets at end of period                                               $258,733,990  $236,794,621
                                                                              ============  ============
    Net assets at end of period includes undistributed net investment income  $  3,205,821  $      2,256
                                                                              ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                CLASS A
CYCLICAL GROWTH ETF PORTFOLIO                                            -----------------
                                                                             FOR THE YEARS
                                                                                 ENDED
                                                                             DECEMBER 31,
                                                                         -----------------
                                                                            2007     2006(B)
                                                                         ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $11.39     $10.76
                                                                         ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.22(a)    0.25 (a)
Net Realized/Unrealized Gain on Investments.............................   0.48       0.53
                                                                         ------     ------
Total from Investment Operations........................................   0.70       0.78
                                                                         ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................     --      (0.12)
Distributions from Net Realized Capital Gains...........................     --      (0.03)
                                                                         ------     ------
Total Distributions.....................................................     --      (0.15)
                                                                         ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $12.09     $11.39
                                                                         ======     ======
TOTAL RETURN                                                               6.15%      7.20%
Ratio of Expenses to Average Net Assets.................................   0.53%      0.57%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.54%(d)   0.63%*
Ratio of Net Investment Income to Average Net Assets....................   1.85%      3.33%*
Portfolio Turnover Rate.................................................   20.2%      27.7%
Net Assets, End of Period (in millions)................................. $  1.5     $  0.3

                                                                                     CLASS B
                                                                         ----------------------------
                                                                               FOR THE YEARS ENDED
                                                                                   DECEMBER 31,
                                                                         ----------------------------
                                                                            2007       2006     2005(C)
                                                                         ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $11.39     $10.14     $10.00
                                                                         ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.15(a)    0.13 (a)   0.10 (a)
Net Realized/Unrealized Gain on Investments.............................   0.52       1.28       0.10
                                                                         ------     ------     ------
Total from Investment Operations........................................   0.67       1.41       0.20
                                                                         ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................     --      (0.12)     (0.06)
Distributions from Net Realized Capital Gains...........................     --      (0.04)        --
                                                                         ------     ------     ------
Total Distributions.....................................................     --      (0.16)     (0.06)
                                                                         ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $12.06     $11.39     $10.14
                                                                         ======     ======     ======
TOTAL RETURN                                                               5.88%     13.85%      2.04%
Ratio of Expenses to Average Net Assets.................................   0.77%      0.80%      0.80%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.78%(d)   0.82%      2.59%*
Ratio of Net Investment Income to Average Net Assets....................   1.25%      1.21%      3.85%*
Portfolio Turnover Rate.................................................   20.2%      27.7%       6.2%
Net Assets, End of Period (in millions)................................. $253.7     $235.3     $ 11.6

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.
(c) Commencement of operations--10/03/2005.
(d) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                CLASS E
CYCLICAL GROWTH ETF PORTFOLIO                                            -----------------
                                                                             FOR THE YEARS
                                                                                 ENDED
                                                                             DECEMBER 31,
                                                                         -----------------
                                                                            2007     2006(B)
                                                                         ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $11.39     $10.76
                                                                         ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.21(a)    0.18 (a)
Net Realized/Unrealized Gain on Investments.............................   0.47       0.60
                                                                         ------     ------
Total from Investment Operations........................................   0.68       0.78
                                                                         ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................     --      (0.12)
Distributions from Net Realized Capital Gains...........................     --      (0.03)
                                                                         ------     ------
Total Distributions.....................................................     --      (0.15)
                                                                         ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $12.07     $11.39
                                                                         ======     ======
TOTAL RETURN                                                               5.97%      7.15%
Ratio of Expenses to Average Net Assets.................................   0.68%      0.72%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.69%(c)   0.77%*
Ratio of Net Investment Income to Average Net Assets....................   1.70%      2.38%*
Portfolio Turnover Rate.................................................   20.2%      27.7%
Net Assets, End of Period (in millions)................................. $  3.5     $  1.2

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.
(c) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Cyclical Growth ETF Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"), including series of the iShares(R) Trust, iShares(R), Inc., the SPDR(R) Trust, Series 1 and Vanguard Index Participation Equity Receipts (VIPERs(R)) of the Vanguard(R) Index Funds, Vanguard(R) U.S. Sector Index Funds and Vanguard VIPERs(R) Series Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized brokers quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

G. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                               Management Fees
                              earned by Manager
                              for the year ended
Portfolio                     December 31, 2007  % per annum   Average Daily Net Assets
---------                     ------------------ ----------- ----------------------------

Cyclical Growth ETF Portfolio     $1,148,527        0.45%    First $300 Million

                                                    0.43%    $300 Million to $600 Million

                                                    0.40%    Over $600 Million

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                        Expenses Deferred in
                                                        ---------------------
                                                          2005    2006   2007
                                 Maximum Expense Ratio  ------- ------- -----
                                 under current Expense  Subject to repayment
                                 Limitation Agreement    until December 31,
                                ----------------------  ---------------------
  Portfolio                     Class A Class B Class E   2010    2011   2012
  ---------                     ------- ------- ------- ------- ------- -----

  Cyclical Growth ETF Portfolio  0.55%   0.80%   0.70%  $32,115 $40,875  $--

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to Reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the year ended December 31, 2007:

                     Cyclical Growth ETF Portfolio $37,454


The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


                                                                                            Income earned
                                                                                           from affiliates
                         Number of                                          Number of        during the
                      shares, held at  Shares purchased   Shares sold    shares held at      year ended
Security Description December 31, 2006 during the year  during the year December 31, 2007 December 31, 2007
-------------------- ----------------- ---------------- --------------- ----------------- -----------------

Metropolitan Series
  Fund Inc.:
  BlackRock Money
  Market Portfolio         3,737            3,538           (2,661)           4,614            $21,061

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                    Shares Issued
                                                       Through                Net Increase
                              Beginning    Shares     Dividend      Shares     in Shares     Ending
                               Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
                              ---------- ---------- ------------- ----------- ------------ ----------

Cyclical Growth ETF Portfolio

 Class A

 12/31/2007                       23,516    116,827         --       (16,488)     100,339     123,855
 05/01/2006-12/31/2006                --     25,933        295        (2,712)      23,516      23,516

 Class B

 12/31/2007                   20,666,125  2,557,334         --    (2,177,429)     379,905  21,046,030
 12/31/2006                    1,139,989 20,602,852    272,650    (1,349,366)  19,526,136  20,666,125

 Class E

 12/31/2007                      107,303    274,679         --       (91,439)     183,240     290,543
 05/01/2006-12/31/2006                --    118,978      1,278       (12,953)     107,303     107,303

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                        Purchases                        Sales
                              ------------------------------ ------------------------------
                              U.S. Government Non-Government U.S. Government Non-Government
                              --------------- -------------- --------------- --------------

Cyclical Growth ETF Portfolio       $--        $59,499,253         $--        $50,327,038

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                Federal       Gross         Gross          Net
                               Income Tax   Unrealized    Unrealized    Unrealized
Portfolio                         Cost     Appreciation (Depreciation) Appreciation
---------                     ------------ ------------ -------------- ------------

Cyclical Growth ETF Portfolio $293,167,481 $30,408,371   $(2,221,866)  $28,186,505

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                            Value of    Value of
                                Value of      Cash      Non-Cash     Total
                               Securities  Collateral  Collateral* Collateral
                               ----------- ----------- ----------- -----------

 Cyclical Growth ETF Portfolio $62,725,956 $64,081,511     $--     $64,081,511

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                  Ordinary Income Long-Term Capital Gain      Total
                                  --------------- ---------------------- ---------------
                                  2007    2006    2007        2006       2007    2006
                                  ---- ---------- ----        ----       ---- ----------

    Cyclical Growth ETF Portfolio $--  $3,106,558 $--         $--        $--  $3,106,558

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                              Undistributed Undistributed     Net
                                Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                 Income         Gain      Appreciation   and Deferrals       Total
-                             ------------- ------------- ------------ ------------------ -----------

Cyclical Growth ETF Portfolio  $3,515,090    $4,491,717   $28,186,505         $--         $36,193,312

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2005 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

10. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of an Underlying Portfolio's net assets. At the end of the period, the Portfolio was not the owner of record of 5% or more of the total outstanding shares of any Underlying Portfolios.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Cyclical Growth ETF Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from October 3, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cyclical Growth ETF Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from October 3, 2005 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio," and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Gallatin Asset Management, Inc. (the "Gallatin Adviser") for investment advisory services in connection with the investment management for the Cyclical Growth ETF Portfolio (the "Cyclical Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the Cyclical Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Cyclical Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Cyclical Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-year and since inception periods ending July 31, 2007 of the Cyclical Portfolio within its performance universe. The Board took into account that the Cyclical Portfolio ranked below the median of its performance universe and below the Lipper index for each period. The Board considered the analysis provided in the B-M Report demonstrating that the Cyclical Portfolio ranked below the S&P 500 benchmark return for the one-year period. The Board took into account that the Cyclical Portfolio is new, and accordingly, is closely monitoring its performance in light of its underperformance. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that appropriate action is being taken to address the Cyclical Portfolio's performance.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Cyclical Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Cyclical Portfolio's total expenses exclusive of 12b-1 fees were below the medians for both the expense group and expense universe. The Board also noted that the Cyclical Portfolio's actual management fees were above the medians of the expense group and the expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Cyclical Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Cyclical Portfolio's contractual management fees were at the normalized median of the expense group at the Cyclical Portfolio's current size. The Board considered that the relatively small asset size of the Cyclical Portfolio results in a higher relative fee structure. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the Cyclical Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the Cyclical Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Cyclical Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Cyclical Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Cyclical Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Cyclical Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust result from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Cyclical Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Gallatin Adviser's ability to perform under its Advisory Agreement. These factors included: the Gallatin Adviser's financial condition; the Gallatin Adviser's current level of staffing and its overall resources, as well as its compensation program; the Gallatin Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Gallatin Adviser's management style and performance record with respect to the Cyclical Portfolio; and the Cyclical Portfolio's performance record. With respect to the Gallatin Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Gallatin Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Cyclical Portfolio's performance for the one-year and since inception periods as compared to its peer universe and noted that the Board reviews on a quarterly basis detailed information about the Cyclical Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on the Adviser's performance.

The Board considered the Gallatin Adviser's investment process and philosophy. The Board considered that the Gallatin Adviser's responsibilities include the development and maintenance of an investment program for the Cyclical Portfolio which is consistent with the Cyclical Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Gallatin Adviser's brokerage policies and practices, including the use of affiliated brokers, the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Cyclical Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Gallatin Adviser's estimated profitability from its relationship with the Cyclical Portfolio as described below and possible economies of scale. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Cyclical Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Gallatin Adviser of its relationship with the Cyclical Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received an income statement with respect to the Gallatin Adviser's operation overall, which was represented to be an indication of the profitability of the Gallatin Adviser's relationship with the Cyclical Portfolio, but no portfolio specific data. Therefore, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability. The Board also took into account, to the extent possible, the revenue and profits derived from affiliated broker transactions.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Gallatin Adviser and its affiliates by virtue of the Gallatin Adviser's relationship to the Cyclical Portfolio are fair and reasonable.

Among other possible conflicts of interest considered by the Board, the Board noted that the Gallatin Adviser considered it has a duty to act in the best interests of its clients and disclose or mitigate potential conflicts of interest through its policies and procedures; specifically, with respect to its affiliate, A.G. Edwards & Sons, Inc. ("Edwards"), a registered broker dealer, who will act as a distributor for the annuity share class. The Board noted that Edwards will receive a sales commission from the sales of variable annuity products in the Class A product and also receives revenue sharing payments based on assets in certain Trust products sold by Edwards. The Board further considered that as a broker-dealer, Edwards provides trade execution services for many institutional clients, including some fund families which may be used in the fund of fund portfolios. Edwards could derive some benefit from commissions paid for trade execution services if the manager of a mutual fund used in the portfolio chose to use Edwards as an executing broker-dealer. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Cyclical Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Gallatin Adviser, the Board determined approval of the Advisory Agreement for the Cyclical Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Cyclical Portfolio.

                          MET INVESTORS SERIES TRUST


                               Dreman Small-Cap
                                Value Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
DREMAN SMALL-CAP VALUE PORTFOLIO                    FOR THE YEAR ENDED 12/31/07
MANAGED BY DREMAN VALUE MANAGEMENT, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

With volatility from sub prime credit and other mortgage related issues wreaking havoc on the financial sector, investors were quick to re-price risk in the stock market through out the year. As expected, this took a larger toll on small cap stocks which typically lag large cap stocks in times of economic uncertainty, this time proved to be no different. However, even with all the volatility experienced, especially in the later part of the fiscal year, returns were still positive. Small Cap stocks lagged large caps for the year as the Russell 2000(R) Index/1/ returned -1.57% versus the Russell 1000(R) Index/2/ return of 5.77%. For the year ended December 31, 2007, the Dreman Small-Cap Value Portfolio returned -0.97% outperforming its benchmark, the Russell 2000(R) Value Index/3/, which returned -9.78%.

In the energy sector several of our holdings posted double digit gains including Uranium Resources, PetroQuest Energy, Atwood Oceanics, and Petrohawk Energy Corp. We remain overweight this sector given its strong fundamentals and attractive valuations. As we have spoken about in the past, the economics for uranium remain attractive. There are currently 434 nuclear reactors in the world with an additional 90 reactors expected to be built by 2016. The majority of this demand will come from Asia which is expected to build an incremental 53 reactors by 2016. As it stands today, mining production supplies only 60% of reactor requirements. With little to no new mining projects underway and at least a 7-10 year window to get a new facility up and running after discovery, the supply picture is likely to worsen before it gets better. This phenomenon has already produced a surge in the price of uranium which is trading at an all time high of approximately $135 per pound. Uranium Resources currently sells for less than $4 per pound of uranium in the ground. We believe the company will eventually trade for over $15 per pound (where recent acquisitions have taken place) of uranium in the ground as they prove out their reserves.

We continued to underweight the financials over the year given our tempered outlook for Real Estate Investment Trusts (REITs), banks, and thrifts. With the credit crisis exploding into a liquidity squeeze during the summer months, our underweight in these industries paid off. Although on average our stocks declined for the year in the financial sector there were some highlights. These include our investments in the capital markets space where Waddell and Reed Financial posted a double digit return. We remain underweight overall in the financial sector and continue to find few ideas in the REIT and thrift space as the valuations have still not come down enough to warrant our interest. However, we remain overweight in the insurance space where we continue to find fundamentally sound companies at reasonable valuations.

Industrials continued to perform well during the quarter and our overweight was certainly beneficial to performance. Several stocks posted significant gains for the year including BE Aerospace, Curtiss-Wright, and Barnes Group. We have used the strength in this space to lighten up our exposure given the slowing economic environment. However, we remain over weight as earnings growth and international infrastructure project growth continues to be strong.

This has got to be one of the most uncertain times in many years in the financial markets. While in the short-term the current momentum driven market may continue, we remain concerned that additional volatility waves may be heading the market's way. Dreman Value Management, LLC has traditionally taken advantage of such periods to add or increase positions when waves of selling can drive individual companies or sectors well below their real value. The Portfolio's superior Alpha over time has been built to a significant extent by taking advantage of such opportunities as they present themselves.

CURRENT OUTLOOK/STRATEGY

Given the heightened level of economic uncertainty, we believe the Portfolio is positioned correctly with overweight positions in Healthcare, Consumer Staples, and Energy, and an underweight in the Financial Services and Consumer Discretionary sectors.

The small-cap market can be quite volatile, since many small-cap stocks are thinly traded and may soar on positive rumors or drop sharply on any earnings disappointment or other negative news that may have little importance in the long term. Based on our contrarian investment philosophy, we welcome opportunities to buy stocks of good companies with solid growth prospects at prices below what we see as their intrinsic value. We also take a disciplined approach to stocks when they appreciate to the point that they no longer appear to us to represent good value.

DAVID DREMAN, E. CLIFTON HOOVER JR., MARK ROACH
Portfolio Managers
DREMAN VALUE MANAGEMENT, LLC

The views expressed above are those of the investment subadvisery firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
--------
/1/ The Russell 2000(R) Index is an unmanaged index which measures the performances of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $898.3 million; the median market capitalization was approximately $705.4 million. The largest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

/2/ The Russell 1000(R) Index is an unmanaged index which measures the performances of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 90% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $16.3 billion; the median market capitalization was approximately $6.1 billion. The smallest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

/3/ The Russell 2000(R) Value Index is an unmanaged index which measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DREMAN SMALL-CAP VALUE PORTFOLIO                    FOR THE YEAR ENDED 12/31/07
MANAGED BY DREMAN VALUE MANAGEMENT, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Waddell & Reed Financial, Inc.--Class A   1.82%
               --------------------------------------------------
               Amedisys, Inc.                            1.53%
               --------------------------------------------------
               PAN American Silver Corp.                 1.51%
               --------------------------------------------------
               Petrohawk Energy Corp.                    1.50%
               --------------------------------------------------
               Stec, Inc.                                1.49%
               --------------------------------------------------
               Axcan Pharma, Inc.                        1.49%
               --------------------------------------------------
               Parallel Petroleum Corp.                  1.35%
               --------------------------------------------------
               Vector Group, Ltd.                        1.31%
               --------------------------------------------------
               Endurance Specialty Holdings, Ltd.        1.31%
               --------------------------------------------------
               Atwood Oceanics, Inc.                     1.31%
               --------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Non-Cyclical                  23.6%
Financials                    21.5%
Industrials                   13.9%
Energy                        11.8%
Basic Materials                8.4%
Communications                 5.4%
Technology                     4.9%
Cyclical                       4.9%
Utilities                      4.6%
Diversified                    1.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DREMAN SMALL-CAP VALUE PORTFOLIO                    FOR THE YEAR ENDED 12/31/07
MANAGED BY DREMAN VALUE MANAGEMENT, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

                  DREMAN SMALL-CAP VALUE PORTFOLIO MANAGED BY
        DREMAN VALUE MANAGEMENT LLC VS. RUSSELL 2000(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                    Fund       Russell 2000 Value Index
                    ----       ------------------------
   5/2/2005        $10,000            $10,000
  12/31/2005        11,355             11,498
  12/31/2006        14,107             14,199
  12/31/2007        13,970             12,813


    -------------------------------------------------------------
                                   Average Annual Return/2/
                                   (for the year ended 12/31/07)
    -------------------------------------------------------------
                                   1 Year    Since Inception/3/
    -------------------------------------------------------------
    Dreman Small-Cap Value
--  Portfolio--Class A             -0.97%         13.35%
    -------------------------------------------------------------
- - Russell 2000(R) Value Index/1/ -9.78%          9.73%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Russell 2000(R) Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividend and capital gains distributions.

/3/Inception of Class A shares is 05/02/2005. Index returns are based on an inception date of 4/30/2005.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
DREMAN SMALL-CAP VALUE PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  912.60        $4.72
  Hypothetical (5% return before expenses)     1,000.00      1,020.27         4.99
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.98% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
DREMAN SMALL-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


         ----------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                           SHARES      (NOTE 2)
         ----------------------------------------------------------------

         COMMON STOCKS - 90.2%
         AEROSPACE & DEFENSE - 2.3%
         Curtiss-Wright Corp.(a)............      52,900 $   2,655,580
         DRS Technologies, Inc..............      45,000     2,442,150
                                                         -------------
                                                             5,097,730
                                                         -------------
         AIR FREIGHT & LOGISTICS - 0.6%
         ABX Air, Inc.*(a)..................     313,050     1,308,549
                                                         -------------
         CAPITAL MARKETS - 1.8%
         Waddell & Reed Financial,
           Inc. - Class A...................     113,250     4,087,193
                                                         -------------
         CHEMICALS - 2.1%
         Hercules, Inc......................     115,900     2,242,665
         OM Group, Inc.*....................      45,200     2,600,808
                                                         -------------
                                                             4,843,473
                                                         -------------
         COMMERCIAL BANKS - 6.8%
         Boston Private Financial Holdings,
           Inc.(a)..........................      83,950     2,273,366
         Citizens Republic Bancorp, Inc.(a).     104,600     1,517,746
         City Holding Co.(a)................      60,400     2,043,936
         Columbia Banking System, Inc.(a)...      72,650     2,159,884
         FirstMerit Corp.(a)................     104,600     2,093,046
         MB Financial, Inc.(a)..............      67,550     2,082,566
         Sterling Financial Corp. of Spokane      74,750     1,255,053
         UCBH Holdings, Inc.(a).............     130,300     1,845,048
                                                         -------------
                                                            15,270,645
                                                         -------------
         COMMERCIAL SERVICES & SUPPLIES - 2.1%
         Ennis, Inc.(a).....................      93,050     1,674,900
         HNI Corp.(a).......................      50,250     1,761,765
         Kelly Services, Inc................      64,150     1,197,039
                                                         -------------
                                                             4,633,704
                                                         -------------
         COMMUNICATIONS EQUIPMENT - 1.8%
         Arris Group, Inc.*(a)..............     140,650     1,403,687
         CommScope, Inc.*(a)................      55,750     2,743,458
                                                         -------------
                                                             4,147,145
                                                         -------------
         COMPUTERS & PERIPHERALS - 1.5%
         Stec, Inc.*(a).....................     383,862     3,354,954
                                                         -------------
         CONSTRUCTION & ENGINEERING - 1.3%
         EMCOR Group, Inc.*.................      52,400     1,238,212
         Perini Corp.*......................      43,500     1,801,770
                                                         -------------
                                                             3,039,982
                                                         -------------
         CONTAINERS & PACKAGING - 0.5%
         Myers Industrials, Inc.............      75,900     1,098,273
                                                         -------------
         DIVERSIFIED CONSUMER SERVICES - 0.7%
         Regis Corp.........................      59,400     1,660,824
                                                         -------------
         DIVERSIFIED FINANCIAL SERVICES - 1.1%
         ASTA Funding, Inc.(a)..............      36,550       966,382
         Financial Federal Corp.(a).........      65,900     1,468,911
                                                         -------------
                                                             2,435,293
                                                         -------------

         -----------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                            SHARES      (NOTE 2)
         -----------------------------------------------------------------

         DIVERSIFIED TELECOMMUNICATION SERVICES - 1.9%
         Alaska Communications Systems
           Group, Inc.(a)....................     159,200 $   2,388,000
         Iowa Telecommunications
           Services, Inc.(a).................     123,100     2,001,606
                                                          -------------
                                                              4,389,606
                                                          -------------
         ELECTRIC UTILITIES - 2.0%
         Allete, Inc.(a).....................      49,300     1,951,294
         IDACORP, Inc.(a)....................      72,650     2,558,733
                                                          -------------
                                                              4,510,027
                                                          -------------
         ELECTRICAL EQUIPMENT - 1.9%
         General Cable Corp.*(a).............      27,150     1,989,552
         Regal-Beloit Corp...................      53,650     2,411,568
                                                          -------------
                                                              4,401,120
                                                          -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
         Anixter International, Inc.*(a).....      39,450     2,456,552
         Park Electrochemical Corp.(a).......      70,268     1,984,368
                                                          -------------
                                                              4,440,920
                                                          -------------
         ENERGY EQUIPMENT & SERVICES - 5.1%
         Atwood Oceanics, Inc.*..............      29,350     2,942,044
         Hercules Offshore, Inc.*............      83,950     1,996,331
         Hornbeck Offshore Services, Inc.*(a)      54,580     2,453,371
         Key Energy Services, Inc.*..........     135,600     1,951,284
         Superior Energy Services, Inc.*.....      60,600     2,085,852
                                                          -------------
                                                             11,428,882
                                                          -------------
         FOOD & STAPLES RETAILING - 3.2%
         Nash Finch Co.(a)...................      53,950     1,903,356
         Ruddick Corp........................      82,200     2,849,874
         Weis Markets, Inc...................      59,600     2,380,424
                                                          -------------
                                                              7,133,654
                                                          -------------
         FOOD PRODUCTS - 4.7%
         Del Monte Foods Co..................     215,200     2,035,792
         J.M. Smucker Co. (The)..............      45,000     2,314,800
         Pilgrim's Pride Corp.(a)............      57,700     1,670,415
         Ralcorp Holdings, Inc.*.............      40,600     2,468,074
         Sanderson Farms, Inc.(a)............      59,150     1,998,087
                                                          -------------
                                                             10,487,168
                                                          -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
         Cooper Cos., Inc. (The)(a)..........      50,950     1,936,100
         Syneron Medical, Ltd.*(a)...........      92,600     1,238,062
                                                          -------------
                                                              3,174,162
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 5.4%
         Amedisys, Inc.*(a)..................      70,850     3,437,642
         Amsurg Corp.*(a)....................      99,800     2,700,588
         Apria Healthcare Group, Inc.*.......      87,800     1,893,846
         Healthspring, Inc.*.................     114,650     2,184,082
         LifePoint Hospitals, Inc.*(a).......      65,850     1,958,379
                                                          -------------
                                                             12,174,537
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
DREMAN SMALL-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        HOTELS, RESTAURANTS & LEISURE - 0.3%
        Ruby Tuesday, Inc.(a).................      75,702 $     738,095
                                                           -------------
        HOUSEHOLD DURABLES - 0.7%
        Helen of Troy, Ltd.*(a)...............      97,400     1,669,436
                                                           -------------
        INDUSTRIAL CONGLOMERATES - 0.9%
        Walter Industries, Inc................      57,450     2,064,179
                                                           -------------
        INSURANCE - 8.4%
        Argo Group International
          Holdings, Ltd.*.....................      45,791     1,929,175
        Endurance Specialty Holdings, Ltd.....      70,900     2,958,657
        Hanover Insurance Group, Inc. (The)...      51,700     2,367,860
        IPC Holdings, Ltd.(a).................      78,150     2,256,190
        Platinum Underwriters Holdings, Ltd...      74,750     2,658,110
        Safety Insurance Group, Inc...........      58,650     2,147,763
        StanCorp Financial Group, Inc.........      49,050     2,471,139
        United Fire & Casualty Co.(a).........      71,400     2,077,026
                                                           -------------
                                                              18,865,920
                                                           -------------
        MACHINERY - 4.2%
        Barnes Group, Inc.(a).................      86,050     2,873,209
        Blout International, Inc.*............     197,200     2,427,532
        Kennametal, Inc.......................      68,800     2,604,768
        Mueller Water Products, Inc.(a).......     163,500     1,556,520
                                                           -------------
                                                               9,462,029
                                                           -------------
        METALS & MINING - 4.7%
        Century Aluminum Co.*(a)..............      49,050     2,645,757
        Iamgold Corp..........................     312,550     2,531,655
        PAN American Silver Corp.*............      97,150     3,393,449
        RTI International Metals, Inc.*.......      28,600     1,971,398
                                                           -------------
                                                              10,542,259
                                                           -------------
        MULTI-UTILITIES - 2.1%
        Integrys Energy Group, Inc............      44,700     2,310,543
        Vectren Corp.(a)......................      83,950     2,435,389
                                                           -------------
                                                               4,745,932
                                                           -------------
        OIL, GAS & CONSUMABLE FUELS - 6.3%
        Alon USA Energy, Inc.(a)..............      60,400     1,641,672
        Parallel Petroleum Corp.*(a)..........     171,900     3,030,597
        Petrohawk Energy Corp.*(a)............     195,450     3,383,239
        Petroquest Energy, Inc.*(a)...........     157,175     2,247,602
        St. Mary Land & Exploration Co........      56,750     2,191,118
        Uranium Resources, Inc.*(a)...........     136,629     1,705,130
                                                           -------------
                                                              14,199,358
                                                           -------------
        PHARMACEUTICALS - 1.5%
        Axcan Pharma, Inc.*(a)................     145,500     3,346,500
                                                           -------------
        REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.4%
        American Financial Realty
          Trust (REIT)........................     216,950     1,739,939
        Ashford Hospitality Trust, Inc. (REIT)     185,150     1,331,229
                                                           -------------
                                                               3,071,168
                                                           -------------

     ---------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
     MKS Instruments, Inc.*...................      105,050 $   2,010,657
                                                            -------------
     SOFTWARE - 2.1%
     Jack Henry & Associates, Inc.............       80,100     1,949,634
     Sybase, Inc.*............................      104,600     2,729,014
                                                            -------------
                                                                4,678,648
                                                            -------------
     SPECIALTY RETAIL - 2.2%
     Aaron Rents, Inc.(a).....................       88,250     1,697,930
     Men's Wearhouse, Inc. (The)..............       50,250     1,355,745
     Penske Automotive Group, Inc.(a).........      113,000     1,972,980
                                                            -------------
                                                                5,026,655
                                                            -------------
     TEXTILES, APPAREL & LUXURY GOODS - 1.0%
     Hanesbrands, Inc.*.......................       87,000     2,363,790
                                                            -------------
     TOBACCO - 2.4%
     Universal Corp.(a).......................       46,150     2,363,803
     Vector Group, Ltd.(a)....................      147,539     2,959,632
                                                            -------------
                                                                5,323,435
                                                            -------------
     TRADING COMPANIES & DISTRIBUTORS - 0.9%
     GATX Corp.(a)............................       52,700     1,933,036
                                                            -------------
     Total Common Stocks
     (Cost $210,906,567)                                      203,158,938
                                                            -------------

     SHORT-TERM INVESTMENTS - 35.0%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/31/07 at 2.600% to be
       repurchased at $21,875,159 on
       01/02/08 collateralized by
       $21,980,000 U.S. Treasury Note at
       3.375% due 09/15/09 with a value of
       $22,309,700............................ $ 21,872,000    21,872,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................   56,811,887    56,811,887
                                                            -------------
     Total Short-Term Investments
     (Cost $78,683,887)                                        78,683,887
                                                            -------------

     TOTAL INVESTMENTS - 125.2%
     (Cost $289,590,454)                                      281,842,825

     Other Assets and Liabilities (net) - (25.2)%             (56,685,208)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 225,157,617
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

DREMAN SMALL-CAP VALUE PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $203,158,938
   Repurchase Agreement                                                    21,872,000
   Cash                                                                           594
   Collateral for securities on loan                                       56,811,887
   Receivable for Trust shares sold                                           210,874
   Dividends receivable                                                       264,339
   Interest receivable                                                          1,580
                                                                         ------------
     Total assets                                                         282,320,212
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    104,239
     Trust shares redeemed                                                     16,253
     Collateral for securities on loan                                     56,811,887
     Investment advisory fee (Note 3)                                         150,602
     Administration fee                                                         1,397
     Custodian and accounting fees                                             36,848
   Accrued expenses                                                            41,369
                                                                         ------------
     Total liabilities                                                     57,162,595
                                                                         ------------
NET ASSETS                                                               $225,157,617
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $225,284,423
   Accumulated net realized gain                                            6,476,003
   Unrealized depreciation on investments and foreign currency             (7,747,461)
   Undistributed net investment income                                      1,144,652
                                                                         ------------
     Total                                                               $225,157,617
                                                                         ============
NET ASSETS
   Class A                                                               $225,157,617
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 16,587,405
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      13.57
                                                                         ============

--------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements and Securities
  Lending                                                                $210,906,567

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

DREMAN SMALL-CAP VALUE PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $  2,065,823
   Interest (2)                                                                551,893
                                                                          ------------
       Total investment income                                               2,617,716
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          1,172,742
   Administration fees                                                          12,840
   Deferred expense reimbursement                                               37,273
   Custody and accounting fees                                                  22,295
   Transfer agent fees                                                           6,200
   Audit                                                                        29,324
   Legal                                                                        25,942
   Trustee fees and expenses                                                    11,708
   Shareholder reporting                                                        23,107
   Insurance                                                                     3,636
   Other                                                                         3,909
                                                                          ------------
       Total expenses                                                        1,348,976
                                                                          ------------
   Net investment income                                                     1,268,740
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                           6,401,957
       Foreign currency                                                             (3)
                                                                          ------------
   Net realized gain on investments and foreign currency                     6,401,954
                                                                          ------------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                         (13,742,977)
       Foreign currency                                                            171
                                                                          ------------
   Net change in unrealized depreciation on investments and foreign
       currency                                                            (13,742,806)
                                                                          ------------
   Net realized and change in unrealized loss on investments and
       foreign currency                                                     (7,340,852)
                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ (6,072,112)
                                                                          ============

---------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $      2,774
(2)Interest income includes securities lending income of:                      152,195

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

DREMAN SMALL-CAP VALUE PORTFOLIO
                                                                                               Year Ended    Year Ended
                                                                                              December 31,  December 31,
                                                                                                  2007          2006
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                                     $  1,268,740  $   357,024
    Net realized gain on investments and foreign currency                                        6,401,954      718,497
    Net change in unrealized appreciation (depreciation) on investments and foreign currency   (13,742,806)   5,658,126
                                                                                              ------------  -----------
    Net increase (decrease) in net assets resulting from operations                             (6,072,112)   6,733,647
                                                                                              ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                                            --     (337,568)
    From net realized gains
     Class A                                                                                      (593,783)    (222,249)
                                                                                              ------------  -----------
    Net decrease in net assets resulting from distributions                                       (593,783)    (559,817)
                                                                                              ------------  -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                                   158,639,115   78,052,408
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                                       593,783      559,817
    Cost of shares repurchased
     Class A                                                                                   (10,976,254)  (6,551,689)
                                                                                              ------------  -----------
    Net increase in net assets from capital share transactions                                 148,256,644   72,060,536
                                                                                              ------------  -----------
TOTAL INCREASE IN NET ASSETS                                                                   141,590,749   78,234,366
    Net assets at beginning of period                                                           83,566,868    5,332,502
                                                                                              ------------  -----------
    Net assets at end of period                                                               $225,157,617  $83,566,868
                                                                                              ============  ===========
    Net assets at end of period includes undistributed net investment income                  $  1,144,652  $        --
                                                                                              ============  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                     CLASS A
DREMAN SMALL-CAP VALUE PORTFOLIO                                         ----------------------------
                                                                               FOR THE YEARS ENDED
                                                                                   DECEMBER 31,
                                                                         ----------------------------
                                                                            2007       2006     2005(B)
                                                                         ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $13.77     $11.20     $10.00
                                                                         ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.12 (a)   0.13 (a)   0.07 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................  (0.25)      2.57       1.30
                                                                         ------     ------     ------
Total from Investment Operations........................................  (0.13)      2.70       1.37
                                                                         ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................     --      (0.06)     (0.05)
Distributions from Net Realized Capital Gains...........................  (0.07)     (0.07)     (0.12)
                                                                         ------     ------     ------
Total Distributions.....................................................  (0.07)     (0.13)     (0.17)
                                                                         ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $13.57     $13.77     $11.20
                                                                         ======     ======     ======
TOTAL RETURN                                                              (0.97)%    24.23%     13.56%
Ratio of Expenses to Average Net Assets.................................   0.92%      1.10%      1.10%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.95%(c)   1.40%      3.83%*
Ratio of Net Investment Income to Average Net Assets....................   0.89%      0.99%      0.86%*
Portfolio Turnover Rate.................................................   69.6%      62.0%      55.0%
Net Assets, End of Period (in millions)................................. $225.2     $ 83.6     $  5.0

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.
(c) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Dreman Small-Cap Value Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

G. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Dreman Value Management LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                  Management Fees
                                 earned by Manager
                                 for the year ended
Portfolio                        December 31, 2007  % per annum   Average Daily Net Assets
---------                        ------------------ ----------- ----------------------------

Dreman Small-Cap Value Portfolio     $1,172,742        0.825%   First $50 Million

                                                        0.80%   $50 Million to $100 Million

                                                       0.775%   $100 Million to $500 Million

                                                        0.75%   $500 Million to $1 Billion

                                                       0.725%   Over $1 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. State Street Bank and Trust Company provided transfer agency services to the Trust for the period January 1, 2007 through April 30, 2007.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                               Expenses Deferred in
                                                               --------------------
                                                                2006       2007
                                                                 -------   ----
                                       Maximum Expense Ratio
                                       under current Expense   Subject to repayment
                                       Limitation Agreement    until December 31,
                                     -----------------------   --------------------
    Portfolio                        Class A Class B  Class E   2011       2012
    ---------                        ------- -------  -------    -------   ----

    Dreman Small-Cap Value Portfolio   1.10%   1.35%*   1.25%* $37,273     $--

*Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the year ended December 31, 2007:

                    Dreman Small-Cap Value Portfolio $37,273

All prior subsidies have been repaid to the Manager.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                      Shares Issued
                                                         Through                Net Increase
                                 Beginning   Shares     Dividend      Shares     in Shares     Ending
                                  Shares      Sold    Reinvestment  Repurchased Outstanding    Shares
                                 --------- ---------- ------------- ----------- ------------ ----------

Dreman Small-Cap Value Portfolio

 Class A

 12/31/2007                      6,067,821 11,254,488    41,698      (776,602)   10,519,584  16,587,405
 12/31/2006                        476,328  6,056,380    40,605      (505,492)    5,591,493   6,067,821

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                           Purchases                        Sales
-                                ------------------------------ ------------------------------
                                 U.S. Government Non-Government U.S. Government Non-Government
-                                --------------- -------------- --------------- --------------

Dreman Small-Cap Value Portfolio       $--        $235,857,784        $--        $95,705,981

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                   Federal       Gross         Gross
                                  Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                            Cost     Appreciation (Depreciation) (Depreciation)
---------                        ------------ ------------ -------------- --------------

Dreman Small-Cap Value Portfolio $289,950,832 $12,192,239   $(20,300,246)  $(8,108,007)

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                              Value of    Value of
                                  Value of      Cash      Non-Cash     Total
                                 Securities  Collateral  Collateral* Collateral
-                                ----------- ----------- ----------- -----------

Dreman Small-Cap Value Portfolio $55,691,367 $56,811,887  $295,191   $57,107,078

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                                      Long-Term
                                  Ordinary Income   Capital Gain         Total
-                                ----------------- --------------- -----------------
                                   2007     2006    2007    2006     2007     2006
-                                -------- -------- ------- ------- -------- --------

Dreman Small-Cap Value Portfolio $520,755 $477,589 $73,028 $82,228 $593,783 $559,817

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                 Undistributed Undistributed
                                   Ordinary      Long-Term   Net Unrealized Loss Carryforwards
                                    Income         Gain      (Depreciation)   and Deferrals      Total
-                                ------------- ------------- -------------- ------------------ ---------

Dreman Small-Cap Value Portfolio  $5,610,591    $2,370,442    $(8,107,839)         $--         $(126,806)

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2005 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dreman Small-Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from May 2, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreman Small-Cap Value Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from May 2, 2005 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                             Number of
                                                                                             Portfolios
                                                                                              in Fund
                      Position(s)   Term of Office                                            Complex
Name, Age and          Held with    and Length of          Principal Occupation(s)            overseen   Other Directorships
Address                the Trust     Time Served             During Past 5 Years            by Trustee**   Held by Trustee
-------              -------------- -------------- ---------------------------------------- ------------ -------------------
The Executive
Officers
--------
Jeffrey A. Tupper    Chief           From August   Since October 2006, Assistant Vice           N/A              N/A
(37)                 Financial       2002 to       President, MetLife Group, Inc. Since
                     Officer,        present.      February 2001, Assistant Vice President
                     Treasurer                     of MetLife Investors Insurance Company.

Michael K. Farrell   Executive Vice  From August   Since December 2005, Executive Vice          N/A              N/A
(55)                 President       2002 to       President of Metropolitan Life Insurance
                                     present.      Company; since July 2002, Chief
                                                   Executive Officer of MetLife Investors
                                                   Group, Inc. and Met Investors Advisory
                                                   LLC; since April 2001, Chief Executive
                                                   Officer of MetLife Resources and Vice
                                                   President of Metropolitan Life Insurance
                                                   Company; since January 1990, President
                                                   of Michael K. Farrell Associates, Inc.
                                                   (qualified retirement plans for non-
                                                   profit organizations).

Richard C. Pearson   Vice President  From          Since July 2002, President of MetLife        N/A              N/A
(64)                 and Secretary   December      Investors Distribution Company; since
                                     2000 to       January, 2002, Secretary of Met
                                     present.      Investors Advisory LLC; since January
                                                   2001, Senior Vice President, General
                                                   Counsel and Secretary of MetLife
                                                   Investors Group, Inc.; since November
                                                   2000, Vice President, General Counsel
                                                   and Secretary of Met Investors Advisory
                                                   LLC; from 1998 to November 2000,
                                                   President, Security First Group, Inc.

Jeffrey P. Halperin  Chief           From August   Since March 2006, Vice President,            N/A              N/A
(40)                 Compliance      2006 to       Corporate Ethics and Compliance
Metropolitan Life    Officer         present.      Department, MetLife, Inc.; from October
Insurance Company                                  2002 to March 2006, Assistant Vice
One MetLife Plaza                                  President; from November 2005 to August
27-01 Queens Plaza                                 2006, Interim Chief Compliance Officer,
North                                              Met Investors Series Trust; Since April
Long Island City,                                  2007, Chief Compliance Officer,
NY 11101                                           Metropolitan Series Funds; from August
                                                   2006 to April 2007, Interim Chief
                                                   Compliance Officer, Metropolitan Series
                                                   Funds; since August 2006, Chief
                                                   Compliance Officer, Met Investors
                                                   Advisory, LLC and MetLife Advisers, LLC;
                                                   since November 2006, Chief Compliance
                                                   Officer, MetLife Investment Advisors
                                                   Company, LLC.

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Dreman Value Management LLC (the "Dreman Adviser") for investment advisory services in connection with the investment management for the Dreman Small-Cap Value Portfolio (the "Dreman Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the Dreman Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Dreman Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Dreman Portfolio, among other data that it reviewed, the Board analyzed the Lipper and Bobroff-Mack reports annualizing the total return performance for the one-year and since inception periods for the period ending July 31, 2007 of the Dreman Portfolio within its performance universe. The Board took into account that the Dreman Portfolio performed above the median and Lipper index of its performance universe for each period. The Board considered the analysis provided in the Bobroff-Mack report demonstrating that the Portfolio performed well above the Lipper index and Russell 2000 benchmark for both the one-year and since inception periods. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Dreman Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Dreman Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Dreman Portfolio's total expenses exclusive of 12b-1 fees were above the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the Dreman Portfolio's actual management fees were below the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Dreman Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Dreman Portfolio's contractual management fees were below the normalized median of the expense group at the Dreman Portfolio's current size. The Board considered that the relatively small asset size of the Dreman Portfolio results in a higher relative fee structure. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the Dreman Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the Dreman Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Dreman Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Dreman Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Dreman Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Dreman Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Dreman Adviser and its affiliates by virtue of the Dreman Adviser's relationship to the Dreman Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Dreman Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Dreman Adviser's ability to perform under its Advisory Agreement. These factors included: the Dreman Adviser's financial condition; the Dreman Adviser's current level of staffing and its overall resources, as well as its compensation program; the Dreman Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Dreman Adviser's management style and performance record with respect to the Dreman Portfolio; and the Dreman Portfolio's performance record. With respect to the Dreman Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Dreman Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Dreman Portfolio's performance for the one-year and since inception periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Dreman Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board also considered the Dreman Adviser's investment process and philosophy. The Board considered that the Dreman Adviser's responsibilities include the development and maintenance of an investment program for the Dreman Portfolio which is consistent with the Dreman Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Dreman Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Dreman Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Dreman Adviser's estimated profitability from its relationship with the Dreman Portfolio as described below and possible economies of scale. With respect to the Dreman Portfolio, the Board also compared the subadvisory fees paid to fees charged by the Dreman Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, including separate accounts. The Board considered the fee comparisons in light of the difference required to manage different types of accounts. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Dreman Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Dreman Adviser of its relationship with the Dreman Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received an income statement with respect to the Dreman Adviser's operation overall, which was represented to be an indication of the profitability of the Dreman Adviser's relationship with the Dreman Portfolio, but no portfolio specific data. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Dreman Adviser and its affiliates by virtue of the Dreman Adviser's relationship to the Dreman Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Dreman Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Dreman Adviser, the Board determined approval of the Advisory Agreement for the Dreman Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Dreman Portfolio.

                          MET INVESTORS SERIES TRUST


                             Goldman Sachs Mid-Cap
                                Value Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/07
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE REVIEW

For the one-year period ended December 31, 2007, the Met Investors Series Trust--Goldman Sachs Mid-Cap Value Portfolio Class A shares returned 3.37% versus -1.42% for its benchmark, the Russell Midcap(R) Value Index/1/.

MARKET REVIEW

The U.S. equity market finished the year in positive territory despite facing turbulent market conditions in the second half of the year. While major indices declined in the fourth quarter, the S&P 500(R) Index/2/ returned 5.49% for the year. A slowdown in credit and housing market fundamentals prompted the return of market volatility from historically low levels. Headlines in the equity market focused on liquidity concerns and senior management changes at major financial institutions. On the economic front, the Federal Reserve Board responded to weakening market trends by cutting short-term interest rates in an effort to alleviate liquidity pressures in the financial system. Additionally, a weak dollar helped fuel investment returns overseas.

PORTFOLIO POSITIONING

For the one-year period, the Portfolio outperformed the return of its benchmark. The flight to quality exhibited in the summer spilled into the fourth quarter as investors favored stocks associated with high return-on-equity (ROE) and Standard & Poor's quality ratings. Additionally, the market was filled with "value traps," as the cheapest stocks in the market sharply declined. Our attention to a company's price and prospects contributed to the Portfolio's success as we managed to avoid some of the weakest segments of the market. Stock selection was especially strong in the energy, technology and utilities sectors. In contrast, holdings in the services, health care and insurance sectors lagged during the reporting period.

In more credit-sensitive sectors, the Portfolio weathered recent volatility with a continued focus on quality. Recognizing that many companies will be affected by woes in the credit market, we remain focused on well capitalized companies with strong balance sheets, diversified businesses and conservative management teams. We also had limited exposure to mortgage Real Estate Investment Trusts (REITs), mortgage banks or direct subprime lenders. In addition, we reduced our exposure to weakening situations in several homebuilding and financial industries. We believe our bank holdings are well diversified and focused on commercial, rather than residential, end markets.

Stock selection rather than sector positioning led to strong results in 2007. Standouts in the year included long term holdings such as Entergy Corp. (2.9% of the Portfolio), a well managed utility company, and Activision, Inc.
(1.3%) which has benefited from robust end markets. Results were also aided by merger and acquisition (M&A) activity as MedImmune (0%) was acquired by AstraZeneca at a sizable premium. MedImmune had long served as an example of what we considered a mispriced company despite its robust pipeline of products. In the fourth quarter, Range Resources Corp. (3.5%) and Hess Corp. (4.9%), the latter being a recent addition to the portfolio, ranked as top contributors to performance.

The Portfolio was negatively impacted by select financials and insurance holdings. Market uncertainty weighed on our investment in Ambac Financial Group, Inc. (0.4%) and Bear Stearns (0%). While we reduced our investment in Ambac, we sold our remaining stake in Bear Stearns before conditions deteriorated further. In mid-year, we also exited our position in Lennar, which experienced similar weakness, due to persistent soft trends in housing fundamentals.

OUTLOOK

Recent events in the financial markets have reminded investors how quickly sentiment can change and impact stock prices. Risks certainly increased in 2007, but the potential to capitalize on attractive opportunities also lie ahead. While we are broadly cautious on the impact of credit and liquidity pressures, we believe our quality focus and disciplined investment approach should be effective in an uncertain environment.

TEAM MANAGED

The Portfolio is managed by a team headed by Eileen Rominger, Managing Director and Chief Investment Officer--Value. Ms. Rominger joined Goldman Sachs in 1999. From 1981-1999, Ms. Rominger worked at Oppenheimer Capital, most recently as a senior portfolio manager.

The Portfolio invests primarily in mid-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------
/1/ The Russell Midcap(R) Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with low price-to-book ratios and lower forecasted growth values./ /

/2/ The S&P 500 Index is the Standard & Poor's 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/07
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Hess Corp.                  4.87%
                      ------------------------------------
                      Williams Cos., Inc. (The)   3.69%
                      ------------------------------------
                      Range Resource Corp.        3.47%
                      ------------------------------------
                      Entergy Corp.               2.87%
                      ------------------------------------
                      PPL Corp.                   2.68%
                      ------------------------------------
                      SUPERVALU, Inc.             1.90%
                      ------------------------------------
                      Amphenol Corp.--Class A     1.90%
                      ------------------------------------
                      DPL, Inc.                   1.78%
                      ------------------------------------
                      Embarq Corp.                1.74%
                      ------------------------------------
                      Clorox Co.                  1.73%
                      ------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                     [CHART]

Basic Materials       6.2%
Communications        4.6%
Cyclical              6.3%
Energy               15.1%
Financials           21.9%
Industrials          13.6%
Non-Cyclical         11.8%
Technology            5.5%
Utilities            15.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/07
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

               GOLDMAN SACHS MID-CAP VALUE PORTFOLIO MANAGED BY
   GOLDMAN SACHS ASSET MANAGEMENT, L.P. VS. RUSSELL MIDCAP(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                       Fund            Russell Midcap Value Index
                       ----            --------------------------
  4/30/2004          $10,000                    $10,000
  12/31/2004          12,098                     12,262
  12/31/2005          13,613                     13,813
  12/31/2006          15,750                     16,605
  12/31/2007          16,239                     16,369



    -----------------------------------------------------------------
                                        Average Annual Return/2/
                                      (for the year ended 12/31/07)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------------
--  Goldman Sachs Mid-Cap Value
    Portfolio--Class A                3.37% 10.58%      14.35%
            Class B                   3.10% 10.31%      14.08%
    -----------------------------------------------------------------
- - Russell Midcap(R) Value Index/1/ -1.42% 10.11%      14.38%
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Value Index is an unmanaged index of common stock prices which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value(R) Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  941.10        $3.72
  Hypothetical (5% return before expenses)     1,000.00      1,021.37         3.87
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $  940.20        $4.89
  Hypothetical (5% return before expenses)     1,000.00      1,020.16         5.09
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.76% and 1.00% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


          ---------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ---------------------------------------------------------------

          COMMON STOCKS - 97.0%
          AEROSPACE & DEFENSE - 1.6%
          Alliant Techsystems, Inc.*(a).........  27,371 $   3,113,725
          Rockwell Collins, Inc.................  89,217     6,420,947
                                                         -------------
                                                             9,534,672
                                                         -------------
          AUTO COMPONENTS - 2.4%
          BorgWarner, Inc.(a)...................  52,664     2,549,464
          Johnson Controls, Inc................. 256,101     9,229,880
          Tenneco Automotive, Inc.*.............  76,268     1,988,307
                                                         -------------
                                                            13,767,651
                                                         -------------
          BEVERAGES - 0.4%
          Coca-Cola Enterprises, Inc............  97,299     2,532,693
                                                         -------------
          BUILDING PRODUCTS - 0.8%
          Lennox International, Inc............. 105,721     4,378,964
                                                         -------------
          CAPITAL MARKETS - 2.4%
          Lazard, Ltd. - Class A(a).............  42,261     1,719,177
          Legg Mason, Inc.......................  47,204     3,452,973
          Northern Trust Corp................... 117,053     8,963,919
                                                         -------------
                                                            14,136,069
                                                         -------------
          CHEMICALS - 3.1%
          Airgas, Inc...........................  44,528     2,320,354
          Albemarle Corp........................  59,428     2,451,405
          Celanese Corp......................... 113,194     4,790,370
          Cytec Industries, Inc.................  47,539     2,927,452
          Rockwood Holdings, Inc.*(a)...........  80,607     2,677,764
          Rohm & Haas Co........................  51,580     2,737,351
                                                         -------------
                                                            17,904,696
                                                         -------------
          COMMERCIAL BANKS - 4.6%
          Comerica, Inc.........................  84,060     3,659,132
          Commerce Bancshares, Inc.(a)..........  91,878     4,121,633
          Keycorp(a)............................ 225,713     5,292,970
          M&T Bank Corp......................... 101,745     8,299,340
          Webster Financial Corp................ 162,471     5,194,198
                                                         -------------
                                                            26,567,273
                                                         -------------
          COMMERCIAL SERVICES & SUPPLIES - 1.5%
          Allied Waste Industries, Inc.*........ 584,317     6,439,173
          Monster Worldwide, Inc.*..............  62,236     2,016,447
                                                         -------------
                                                             8,455,620
                                                         -------------
          COMPUTERS & PERIPHERALS - 1.6%
          Lexmark International, Inc. - Class A* 107,196     3,736,853
          Seagate Technology.................... 215,706     5,500,503
                                                         -------------
                                                             9,237,356
                                                         -------------
          CONSTRUCTION & ENGINEERING - 0.9%
          Chicago Bridge & Iron Co. N.V.........  28,299     1,710,392
          KBR, Inc.*............................  87,650     3,400,820
                                                         -------------
                                                             5,111,212
                                                         -------------

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                   SHARES    (NOTE 2)
      -------------------------------------------------------------------

      DIVERSIFIED CONSUMER SERVICES - 1.0%
      H&R Block, Inc............................... 309,112 $   5,740,210
                                                            -------------
      DIVERSIFIED FINANCIAL SERVICES - 0.5%
      CIT Group, Inc............................... 127,146     3,055,318
                                                            -------------
      DIVERSIFIED TELECOMMUNICATION SERVICES - 3.3%
      Cincinnati Bell, Inc.*....................... 561,793     2,668,517
      Embarq Corp.................................. 203,747    10,091,589
      Qwest Communications International, Inc.*(a). 908,713     6,370,078
                                                            -------------
                                                               19,130,184
                                                            -------------
      ELECTRIC UTILITIES - 11.4%
      American Electric Power Co., Inc............. 116,881     5,441,979
      DPL, Inc.(a)................................. 346,812    10,282,976
      Edison International......................... 182,649     9,747,977
      Entergy Corp................................. 138,946    16,606,826
      FirstEnergy Corp............................. 112,531     8,140,493
      PPL Corp..................................... 298,258    15,536,259
                                                            -------------
                                                               65,756,510
                                                            -------------
      ELECTRICAL EQUIPMENT & SERVICES - 0.6%
      Cooper Industries, Ltd. - Class A............  64,923     3,433,128
                                                            -------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.9%
      Amphenol Corp. - Class A..................... 236,799    10,980,370
                                                            -------------
      ENERGY EQUIPMENT & SERVICES - 1.7%
      Oil States International, Inc.*..............  87,338     2,979,973
      Smith International, Inc.....................  32,890     2,428,926
      W-H Energy Services, Inc.*(a)................  77,996     4,384,155
                                                            -------------
                                                                9,793,054
                                                            -------------
      FOOD & STAPLES RETAILING - 2.6%
      Safeway, Inc................................. 116,928     4,000,107
      SUPERVALU, Inc............................... 293,207    11,001,126
                                                            -------------
                                                               15,001,233
                                                            -------------
      FOOD PRODUCTS - 1.9%
      Campbell Soup Co.............................  78,480     2,804,090
      ConAgra Foods, Inc........................... 223,112     5,307,835
      General Mills, Inc...........................  31,410     1,790,370
      Smithfield Foods, Inc.*(a)...................  39,161     1,132,536
                                                            -------------
                                                               11,034,831
                                                            -------------
      GAS UTILITIES - 0.9%
      Equitable Resources, Inc..................... 101,378     5,401,420
                                                            -------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
      Edwards Lifesciences Corp.*(a)............... 102,856     4,730,347
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 1.0%
      Coventry Health Care, Inc.*..................  27,523     1,630,738
      Health Net, Inc.*............................  29,926     1,445,426
      Laboratory Corporation of America Holdings*..  37,950     2,866,363
                                                            -------------
                                                                5,942,527
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE TECHNOLOGY - 0.8%
        IMS Health, Inc.........................   208,092 $   4,794,440
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 0.3%
        Boyd Gaming Corp........................    49,429     1,684,046
                                                           -------------
        HOUSEHOLD DURABLES - 2.4%
        Fortune Brands, Inc.....................    61,250     4,432,050
        KB HOME(a)..............................    43,958       949,493
        Newell Rubbermaid, Inc..................   327,066     8,464,468
                                                           -------------
                                                              13,846,011
                                                           -------------
        HOUSEHOLD PRODUCTS - 1.7%
        Clorox Co...............................   153,262     9,988,084
                                                           -------------
        INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.5%
        Constellation Energy Group, Inc.........    26,592     2,726,478
                                                           -------------
        INSURANCE - 7.1%
        Ambac Financial Group, Inc.(a)..........    91,967     2,369,990
        Assurant, Inc...........................    80,570     5,390,133
        Everest Reinsurance Group, Ltd..........    71,436     7,172,175
        Genworth Financial, Inc. - Class A......    62,940     1,601,823
        PartnerRe, Ltd..........................    65,924     5,440,708
        Philadelphia Consolidated Holding Corp.*    70,639     2,779,645
        RenaissanceRe Holdings, Ltd.............    48,272     2,907,905
        Torchmark Corp..........................    45,295     2,741,706
        Unum Group..............................   186,623     4,439,761
        W.R. Berkley Corp.......................    93,180     2,777,696
        Willis Group Holdings, Ltd..............    37,820     1,436,025
        XL Capital, Ltd. - Class A..............    34,691     1,745,304
                                                           -------------
                                                              40,802,871
                                                           -------------
        INTERNET & CATALOG RETAIL - 0.9%
        IAC/InterActiveCorp.*...................   194,699     5,241,297
                                                           -------------
        LEISURE EQUIPMENT & PRODUCTS - 0.6%
        Mattel, Inc.............................   183,225     3,488,604
                                                           -------------
        LIFE SCIENCES TOOLS & SERVICES - 0.9%
        PerkinElmer, Inc........................   192,470     5,008,069
                                                           -------------
        MACHINERY - 2.2%
        Eaton Corp..............................    60,700     5,884,865
        Parker Hannifin Corp....................    94,453     7,113,255
                                                           -------------
                                                              12,998,120
                                                           -------------
        MEDIA - 0.2%
        Charter Communications, Inc.*(a)........ 1,239,449     1,450,155
                                                           -------------
        METALS & MINING - 2.8%
        Commercial Metals Co....................   164,808     4,853,596
        Nucor Corp..............................   112,610     6,668,764
        Steel Dynamics, Inc.....................    45,232     2,694,470
        United States Steel Corp................    16,040     1,939,396
                                                           -------------
                                                              16,156,226
                                                           -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        MULTI-UTILITIES - 2.7%
        CMS Energy Corp.(a)...................... 104,838 $   1,822,084
        PG&E Corp................................ 184,384     7,945,107
        SCANA Corp...............................  14,141       596,043
        Wisconsin Energy Corp.................... 105,635     5,145,481
                                                          -------------
                                                             15,508,715
                                                          -------------
        MULTILINE RETAIL - 0.9%
        J.C. Penney Co., Inc..................... 116,244     5,113,574
                                                          -------------
        OFFICE ELECTRONICS - 0.6%
        Xerox Corp............................... 205,066     3,320,019
                                                          -------------
        OIL, GAS & CONSUMABLE FUELS - 12.0%
        Hess Corp................................ 279,681    28,208,626
        Range Resources Corp..................... 391,422    20,103,434
        Williams Cos., Inc. (The)................ 596,722    21,350,713
                                                          -------------
                                                             69,662,773
                                                          -------------
        PAPER & FOREST PRODUCTS - 1.0%
        International Paper Co................... 173,147     5,606,500
                                                          -------------
        REAL ESTATE INVESTMENT TRUSTS (REITS) - 5.4%
        Apartment Investment & Management Co.
          (REIT) - Class A(a).................... 194,379     6,750,783
        Brandywine Realty Trust (REIT)(a)........  85,492     1,532,871
        Camden Property Trust (REIT).............  33,645     1,620,007
        DCT Industrial Trust, Inc. (REIT)(a)..... 281,687     2,622,506
        Highwoods Properties, Inc. (REIT)........ 174,407     5,124,078
        Liberty Property Trust (REIT)............  58,541     1,686,566
        Mack-Cali Realty Corp. (REIT)............  53,517     1,819,578
        Pennsylvania Real Estate Investment Trust
          (REIT)................................. 153,856     4,566,446
        Vornado Realty Trust (REIT)..............  59,693     5,249,999
                                                          -------------
                                                             30,972,834
                                                          -------------
        ROAD & RAIL - 2.4%
        JB Hunt Transport Services, Inc.(a)......  77,621     2,138,459
        Landstar System, Inc..................... 141,400     5,960,010
        Norfolk Southern Corp....................  16,585       836,547
        Ryder System, Inc........................ 102,845     4,834,743
                                                          -------------
                                                             13,769,759
                                                          -------------
        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.0%
        Tessera Technologies, Inc.*.............. 140,346     5,838,394
                                                          -------------
        SOFTWARE - 1.3%
        Activision, Inc.*........................ 259,802     7,716,119
                                                          -------------
        SPECIALTY RETAIL - 0.4%
        Ross Stores, Inc.........................  84,018     2,148,340
                                                          -------------
        THRIFTS & MORTGAGE FINANCE - 1.2%
        Astoria Financial Corp................... 120,327     2,800,009
        Hudson City Bancorp, Inc.(a)............. 293,053     4,401,656
                                                          -------------
                                                              7,201,665
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


     ------------------------------------------------------------------------
     SECURITY                                    SHARES/PAR      VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ------------------------------------------------------------------------

     TOBACCO - 0.8%
     Loews Corp. - Carolina Group...............      28,321 $   2,415,781
     Reynolds American, Inc.....................      32,742     2,159,663
                                                             -------------
                                                                 4,575,444
                                                             -------------
     Total Common Stocks
     (Cost $535,954,807)                                       561,243,875
                                                             -------------

     SHORT-TERM INVESTMENTS - 8.6%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/07 at 2.600% to
       be repurchased at $16,421,372 on
       01/02/08 collateralized by $16,240,000
       FHLB at 4.375% due 09/17/10 with a
       value of $16,749,757..................... $16,419,000    16,419,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  33,279,029    33,279,029
                                                             -------------
     Total Short-term Investments
     (Cost $49,698,029)                                         49,698,029
                                                             -------------

     TOTAL INVESTMENTS - 105.6%
     (Cost $585,652,836)                                       610,941,904
                                                             -------------

     Other Assets and Liabilities (net) - (5.6)%               (32,274,945)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 578,666,959
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.
FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $561,243,875
   Repurchase Agreement                                                    16,419,000
   Cash                                                                           710
   Collateral for securities on loan                                       33,279,029
   Receivable for investments sold                                            443,203
   Receivable for Trust shares sold                                           859,745
   Dividends receivable                                                     1,156,260
   Interest receivable                                                          1,186
                                                                         ------------
     Total assets                                                         613,403,008
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    720,477
     Trust shares redeemed                                                    219,587
     Distribution and services fees--Class B                                   41,853
     Collateral for securities on loan                                     33,279,029
     Investment advisory fee (Note 3)                                         351,339
     Administration fee                                                         3,134
     Custodian and accounting fees                                             65,711
   Accrued expenses                                                            54,919
                                                                         ------------
     Total liabilities                                                     34,736,049
                                                                         ------------
NET ASSETS                                                               $578,666,959
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $508,691,259
   Accumulated net realized gain                                           39,991,960
   Unrealized appreciation on investments                                  25,289,068
   Undistributed net investment income                                      4,694,672
                                                                         ------------
     Total                                                               $578,666,959
                                                                         ============
NET ASSETS
   Class A                                                               $382,963,872
                                                                         ============
   Class B                                                                195,703,087
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 28,220,667
                                                                         ============
   Class B                                                                 14,463,348
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      13.57
                                                                         ============
   Class B                                                                      13.53
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements and Securities
  Lending                                                                $535,954,807

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $ 10,175,865
   Interest (2)                                                                606,993
                                                                          ------------
       Total investment income                                              10,782,858
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          3,873,402
   Administration fees                                                          38,207
   Custody and accounting fees                                                  53,849
   Distribution fee--Class B                                                   522,560
   Transfer agent fees                                                           8,843
   Audit                                                                        29,336
   Legal                                                                        20,479
   Trustee fees and expenses                                                    12,960
   Shareholder reporting                                                       103,762
   Insurance                                                                     6,058
   Other                                                                           810
                                                                          ------------
       Total expenses                                                        4,670,266
       Less broker commission recapture                                       (101,230)
                                                                          ------------
   Net expenses                                                              4,569,036
                                                                          ------------
   Net investment income                                                     6,213,822
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on:
       Investments                                                          38,690,730
                                                                          ------------
   Net realized gain on investments                                         38,690,730
                                                                          ------------
   Net change in unrealized depreciation on:
       Investments                                                         (31,238,656)
                                                                          ------------
   Net change in unrealized depreciation on investments                    (31,238,656)
                                                                          ------------
   Net realized and change in unrealized gain on investments                 7,452,074
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 13,665,896
                                                                          ============

---------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $        610
(2)Interest income includes securities lending income of:                      107,889

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO
                                                                               Year Ended     Year Ended
                                                                              December 31,   December 31,
                                                                                  2007           2006
                                                                              ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                     $  6,213,822  $   4,078,700
    Net realized gain on investments and futures contracts                      38,690,730     43,867,229
    Net change in unrealized appreciation (depreciation) on investments        (31,238,656)    19,185,634
                                                                              ------------  -------------
    Net increase in net assets resulting from operations                        13,665,896     67,131,563
                                                                              ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                    (2,067,602)            --
     Class B                                                                    (1,022,440)            --
    From net realized gains
     Class A                                                                   (26,702,483)    (2,754,489)
     Class B                                                                   (18,540,137)    (1,319,310)
                                                                              ------------  -------------
    Net decrease in net assets resulting from distributions                    (48,332,662)    (4,073,799)
                                                                              ------------  -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                   119,975,506     88,625,938
     Class B                                                                    59,948,055     49,714,087
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                    28,770,085      2,754,489
     Class B                                                                    19,562,577      1,319,310
    Cost of shares repurchased
     Class A                                                                   (23,021,637)  (138,418,953)
     Class B                                                                   (62,498,097)   (18,565,085)
                                                                              ------------  -------------
    Net increase (decrease) in net assets from capital share transactions      142,736,489    (14,570,214)
                                                                              ------------  -------------
TOTAL INCREASE IN NET ASSETS                                                   108,069,723     48,487,550
    Net assets at beginning of period                                          470,597,236    422,109,686
                                                                              ------------  -------------
    Net assets at end of period                                               $578,666,959  $ 470,597,236
                                                                              ============  =============
    Net assets at end of period includes undistributed net investment income  $  4,694,672  $   4,077,364
                                                                              ============  =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                              CLASS A
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO                                       ---------------------------------------
                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                            ---------------------------------------
                                                                               2007       2006       2005     2004(B)
                                                                            ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................... $14.43     $12.54     $11.94     $10.00
                                                                            ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income......................................................   0.18 (a)   0.14 (a)   0.15 (a)   0.09 (a)
Net Realized/Unrealized Gain on Investments................................   0.39       1.86       1.38       2.01
                                                                            ------     ------     ------     ------
Total from Investment Operations...........................................   0.57       2.00       1.53       2.10
                                                                            ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................  (0.10)        --      (0.11)     (0.05)
Distributions from Net Realized Capital Gains..............................  (1.33)     (0.11)     (0.82)     (0.11)
                                                                            ------     ------     ------     ------
Total Distributions........................................................  (1.43)     (0.11)     (0.93)     (0.16)
                                                                            ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD............................................. $13.57     $14.43     $12.54     $11.94
                                                                            ======     ======     ======     ======
TOTAL RETURN                                                                  3.37%     16.02%     12.76%     20.98%
Ratio of Expenses to Average Net Assets....................................   0.75%      0.79%      0.79%      0.97%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...   0.77%      0.81%      0.79%      0.98%*
Ratio of Net Investment Income to Average Net Assets.......................   1.27%      1.02%      1.15%      1.19%*
Portfolio Turnover Rate....................................................   83.6%      67.2%      51.4%      40.8%
Net Assets, End of Period (in millions).................................... $383.0     $277.9     $285.0     $126.0

                                                                                              CLASS B
                                                                            ---------------------------------------
                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                            ---------------------------------------
                                                                               2007       2006       2005     2004(B)
                                                                            ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................... $14.40     $12.55     $11.95     $10.00
                                                                            ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income......................................................   0.14 (a)   0.11 (a)   0.11 (a)   0.05 (a)
Net Realized/Unrealized Gain on Investments................................   0.39       1.85       1.39       2.04
                                                                            ------     ------     ------     ------
Total from Investment Operations...........................................   0.53       1.96       1.50       2.09
                                                                            ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................  (0.07)        --      (0.08)     (0.03)
Distributions from Net Realized Capital Gains..............................  (1.33)     (0.11)     (0.82)     (0.11)
                                                                            ------     ------     ------     ------
Total Distributions........................................................  (1.40)     (0.11)     (0.90)     (0.14)
                                                                            ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD............................................. $13.53     $14.40     $12.55     $11.95
                                                                            ======     ======     ======     ======
TOTAL RETURN                                                                  3.10%     15.69%     12.54%     20.85%
Ratio of Expenses to Average Net Assets....................................   1.00%      1.05%      1.03%      1.14%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...   1.02%      1.07%      1.03%      1.14%*
Ratio of Net Investment Income to Average Net Assets.......................   0.97%      0.83%      0.87%      0.71%*
Portfolio Turnover Rate....................................................   83.6%      67.2%      51.4%      40.8%
Net Assets, End of Period (in millions).................................... $195.7     $192.6     $137.1     $104.0

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations 05/01/2004.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Goldman Sachs Mid-Cap Value Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

I. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Goldman Sachs Asset Management, L.P., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                       Management Fees
                                      earned by Manager
                                      for the year ended
Portfolio                             December 31, 2007  % per annum Average Daily Net Assets
---------                             ------------------ ----------- ------------------------

Goldman Sachs Mid-Cap Value Portfolio     $3,873,402        0.75%    First $200 Million

                                                            0.70%     Over $200 Million

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                Maximum Expense Ratio
                                                under current Expense
                                                Limitation Agreement
                                               ---------------------
         Portfolio                             Class A Class B Class E
         ---------                             ------- ------- -------

         Goldman Sachs Mid-Cap Value Portfolio  0.95%   1.20%   1.10%*

* Class not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

During the year ended December 31, 2007 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

      Portfolio                             Affiliate           Commission
      ---------                             ---------           ----------

      Goldman Sachs Mid-Cap Value Portfolio Goldman Sachs & Co.  $29,873

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                           Shares Issued              Net Increase
                                                              Through                  (Decrease)
                                      Beginning   Shares     Dividend      Shares      in Shares     Ending
                                       Shares      Sold    Reinvestment  Repurchased  Outstanding    Shares
                                      ---------- --------- ------------- -----------  ------------ ----------

Goldman Sachs Mid-Cap Value Portfolio

 Class A

 12/31/2007                           19,264,414 8,536,967   1,992,388    (1,573,102)   8,956,253  28,220,667
 12/31/2006                           22,724,830 6,697,703     207,416   (10,365,535)  (3,460,416) 19,264,414

 Class B

 12/31/2007                           13,383,082 4,177,144   1,356,628    (4,453,506)   1,080,266  14,463,348
 12/31/2006                           10,925,761 3,768,623      99,346    (1,410,648)   2,457,321  13,383,082

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                Purchases                        Sales
                                      ------------------------------ ------------------------------
                                      U.S. Government Non-Government U.S. Government Non-Government
                                      --------------- -------------- --------------- --------------

Goldman Sachs Mid-Cap Value Portfolio       $--        $547,405,388        $--        $437,931,739

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                        Federal       Gross         Gross
                                       Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                 Cost     Appreciation (Depreciation)  Appreciation
---------                             ------------ ------------ -------------- --------------

Goldman Sachs Mid-Cap Value Portfolio $587,006,394 $69,256,584   $(45,321,074)  $23,935,510

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                   Value of    Value of
                                       Value of      Cash      Non-Cash     Total
                                      Securities  Collateral  Collateral* Collateral
                                      ----------- ----------- ----------- -----------

Goldman Sachs Mid-Cap Value Portfolio $40,440,349 $33,279,029 $8,216,370  $41,495,399

* The portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                         Ordinary Income     Long-Term Capital Gain         Total
                                      ---------------------- ---------------------- ----------------------
                                         2007        2006       2007        2006       2007        2006
                                      ----------- ---------- ----------- ---------- ----------- ----------

Goldman Sachs Mid-Cap Value Portfolio $13,138,912 $1,386,275 $35,193,750 $2,687,524 $48,332,662 $4,073,799

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                      Undistributed Undistributed     Net
                                        Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                         Income         Gain      Appreciation   and Deferrals       Total
                                      ------------- ------------- ------------ ------------------ -----------

Goldman Sachs Mid-Cap Value Portfolio  $12,285,420   $33,755,281  $23,935,510         $--         $69,976,211

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Goldman Sachs Mid-Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from May 1, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Mid-Cap Value Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from May 1, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                             Number of
                                                                                             Portfolios
                                                                                              in Fund
                      Position(s)   Term of Office                                            Complex
Name, Age and          Held with    and Length of          Principal Occupation(s)            overseen   Other Directorships
Address                the Trust     Time Served             During Past 5 Years            by Trustee**   Held by Trustee
-------              -------------- -------------- ---------------------------------------- ------------ -------------------
The Executive
Officers
--------
Jeffrey A. Tupper    Chief           From August   Since October 2006, Assistant Vice           N/A              N/A
(37)                 Financial       2002 to       President, MetLife Group, Inc. Since
                     Officer,        present.      February 2001, Assistant Vice President
                     Treasurer                     of MetLife Investors Insurance
                                                   Company.

Michael K. Farrell   Executive Vice  From August   Since December 2005, Executive Vice          N/A              N/A
(55)                 President       2002 to       President of Metropolitan Life Insurance
                                     present.      Company; since July 2002, Chief
                                                   Executive Officer of MetLife Investors
                                                   Group, Inc. and Met Investors Advisory
                                                   LLC; since April 2001, Chief Executive
                                                   Officer of MetLife Resources and Vice
                                                   President of Metropolitan Life Insurance
                                                   Company; since January 1990, President
                                                   of Michael K. Farrell Associates, Inc.
                                                   (qualified retirement plans for non-
                                                   profit organizations).

Richard C. Pearson   Vice President  From          Since July 2002, President of MetLife        N/A              N/A
(64)                 and Secretary   December      Investors Distribution Company; since
                                     2000 to       January, 2002, Secretary of Met
                                     present.      Investors Advisory LLC; since January
                                                   2001, Senior Vice President, General
                                                   Counsel and Secretary of MetLife
                                                   Investors Group, Inc.; since November
                                                   2000, Vice President, General Counsel
                                                   and Secretary of Met Investors Advisory
                                                   LLC; from 1998 to November 2000,
                                                   President, Security First Group, Inc.

Jeffrey P. Halperin  Chief           From August   Since March 2006, Vice President,            N/A              N/A
(40)                 Compliance      2006 to       Corporate Ethics and Compliance
Metropolitan Life    Officer         present.      Department, MetLife, Inc.; from October
Insurance Company                                  2002 to March 2006, Assistant Vice
One MetLife Plaza                                  President; from November 2005 to August
27-01 Queens Plaza                                 2006, Interim Chief Compliance Officer,
North                                              Met Investors Series Trust; Since April
Long Island City,                                  2007, Chief Compliance Officer,
NY 11101                                           Metropolitan Series Funds; from August
                                                   2006 to April 2007, Interim Chief
                                                   Compliance Officer, Metropolitan Series
                                                   Funds; since August 2006, Chief
                                                   Compliance Officer, Met Investors
                                                   Advisory, LLC and MetLife Advisers, LLC;
                                                   since November 2006, Chief Compliance
                                                   Officer, MetLife Investment Advisors
                                                   Company, LLC.

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Goldman Sachs Asset Management, L.P. (the "Goldman Sachs Adviser") for investment advisory services in connection with the investment management for the Goldman Sachs Mid-Cap Value Portfolio (the "Goldman Sachs Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the Goldman Sachs Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Goldman Sachs Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Goldman Sachs Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the Goldman Sachs Portfolio within its performance universe. The Board took into account that the Goldman Sachs Portfolio ranked below the median and Lipper index of its performance universe for the one-year period. The Board also considered that the Goldman Sachs Portfolio performed above the median and the Lipper index of its performance universe for the three- and five-year periods. The Board considered the analysis provided in the B-M Report demonstrating that the Goldman Sachs Portfolio was below the Russell Midcap Value benchmark return for the one- and three-year periods. The Board noted that the Goldman Sachs Portfolio was below the Morningstar Mid-Cap Value category for the one-year period, but outperformed its Morningstar Mid-Cap Value category for the three-year period and achieved a Morningstar overall four star rating. The Board noted that the Goldman Sachs Portfolio demonstrated favorable performance over a longer period of time. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Goldman Sachs Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Goldman Sachs Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Goldman Sachs Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the Goldman Sachs Portfolio's actual management fees were below the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Goldman Sachs Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Goldman Sachs Portfolio's contractual management fees were below the normalized median of the expense group at the Goldman Sachs Portfolio's current size. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Goldman Sachs Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Goldman Sachs Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Goldman Sachs Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Goldman Sachs Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry norms.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Goldman Sachs Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Goldman Sachs Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Goldman Sachs Adviser's ability to perform under its Advisory Agreement. These factors included: the Goldman Sachs Adviser's financial condition; the Goldman Sachs Adviser's current level of staffing and its overall resources, as well as its compensation program; the Goldman Sachs Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Goldman Sachs Adviser's management style and long-term performance record with respect to the Goldman Sachs Portfolio; and the Goldman Sachs Portfolio's performance record. With respect to the Goldman Sachs Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Goldman Sachs Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Goldman Sachs Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Goldman Sachs Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Goldman Sachs Adviser's Value Equity process and philosophy. The Board considered that the Goldman Sachs Adviser's responsibilities include the development and maintenance of an investment program for the Goldman Sachs Portfolio which is consistent with the Goldman Sachs Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Goldman Sachs Adviser's brokerage policies and practices, including the use of affiliated brokers and the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Goldman Sachs Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Goldman Sachs Adviser's estimated profitability from its relationship with the Goldman Sachs Portfolio as described below and possible economies of scale. With respect to the Goldman Sachs Portfolio, the Board also compared the subadvisory fees paid to fees charged by the Goldman Sachs Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, including separate accounts. The Board considered the fee comparisons in light of the difference required to manage different types of accounts. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Goldman Sachs Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Goldman Sachs Adviser of its relationship with the Goldman Sachs Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received portfolio specific data with regard to the profitability of the Goldman Sachs Portfolio. The Board analyzed the reasonableness of the profitability of the Goldman Sachs Adviser and found no indication of excessive profitability. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability. The Board also took into account, to the extent possible, the revenue and profits derived from affiliated broker transactions.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Goldman Sachs Adviser and its affiliates by virtue of the Goldman Sachs Adviser's relationship to the Goldman Sachs Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Goldman Sachs Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Goldman Sachs Adviser, the Board determined approval of the Advisory Agreement for the Goldman Sachs Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Goldman Sachs Portfolio.

                          MET INVESTORS SERIES TRUST


                                Harris Oakmark
                            International Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO              FOR THE YEAR ENDED 12/31/07
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

For the year ended December 31, 2007, the Portfolio had a return of -0.86%, -1.12% and -1.00% for Class A, B and E Shares, respectively, versus 11.63% for its benchmark, the MSCI EAFE(R) Index/1/.

PORTFOLIO REVIEW

As active value managers, we believe that the extremes in today's market provide exploitable opportunities, and that is exactly what we are doing. The greatest detractors from relative performance during the year were the positions in Switzerland and the U.K. The greatest contributor to relative performance for the year was positions and relative under-weighting in Japan. During the year we initiated hedges on the Euro, Sterling and Swiss Franc exposure. We believe these currencies have appreciated above the range of their intrinsic values as measured by purchasing power parity and other economic fundamentals.

CONTRIBUTORS

Daimler, the top performer for the year, returned 61%. Most of the stock price's increase resulted from the announcement of the sale of 80% of the Chrysler division to Cerberus. While Daimler AG will maintain 20% ownership in Chrysler Holding LLC, it will be divested of the pension and health care obligations. We invested in Japanese investment firm Nikko Cordial at the end of 2006 after the share price had been hit exceptionally hard due to a relatively small accounting scandal that raised the possibility of the stock being de-listed from the Tokyo exchange. We believed that Nikko offered significantly higher return potential because, in addition to the company's exceptionally strong franchise, the Japanese investment sector presented huge growth opportunities. This opportunity is the result of recent Japanese regulations that allow investors to move savings from deposits that earned less than 1% to products and funds offered by Nikko that could offer significantly higher returns. Those who were involved in the accounting scandal were fired, and the stock price improved nicely throughout the year. SK Telecom, a South Korean telecommunication service provider, was another large contributor to the Portfolio. The market reacted favorably to SK Telecom's purchase of 39% of Hanaro Telecom Inc., South Korea's second largest high-speed Internet service provider. This transaction will provide SK Telecom access to 25% of the nation's Internet users in a market where 9 out of 10 homes have broadband. We sold our position in both Nikko and SK Telecom during the fourth quarter as they approached fair value and used the proceeds to purchase names which provided more upside potential. Another top contributor was U.K. based security service provider G4S. A fourth quarter announcement that the company acquired GSL helped boost G4S's stock price. A majority of the GSL business is in U.K. public sector contracts, an area G4S knows well. Management has identified this area as a focus for acquisitions and has indicated that similar transactions are in the pipeline, which should further benefit performance.

DETRACTORS

Signet Group, a U.K. based jewelry retailer that operates the Kay Jewelers and Jared's chains in the U.S., was the largest detractor from the Portfolio for 2007. Signet management indicated poor results for the fourth quarter with November's like-for-like sales off 7%, the worst like-for-like performance in recent history. With consumers becoming increasingly concerned about the credit crisis and the housing downturn, they are less likely to spend on luxury items such as jewelry. While we do not expect results for Signet to turn around in the near term, we believe the market has over-reacted, creating an opportunity to purchase additional shares of a quality business at a discounted value. UBS announced a further $10 billion write-down to its sub-prime portfolio and, at the same time, raised roughly $19 billion in new capital, which was done to calm any potential fears that private banking clients may derive from the sub-prime headlines. We believe there is a strong possibility that some of the non-cash sub-prime write-downs could be written back once liquidity returns and fear stops driving the ABX index lower. Despite the continued tough news flow and share price performance, we still like the private banking business. Lotte Chilsung Beverage Co. ("Lotte"), a South Korean beverage manufacturer, experienced a 25% price decrease in 2007. Lotte's price soared during the second quarter due to expectations that the company would be able to re-zone and develop its Kangnam land bank. Unfortunately, shares performed poorly in the fourth quarter as the prospects for re-zoning began to dim. Additionally, the company's core beverage business continues to suffer from strong competition, increasing raw materials cost, and lack of a new hit product. Another detractor was U.K. based credit and market service provider Experian Group. Due to the credit and housing market downturn, banks have scaled back their lending practices which have negatively impacted Experian's business. We were aware of this potential impact to Experian and were able to purchase the valuable business at an attractive price.

MARKET ENVIRONMENT/CONDITIONS

Being under-exposed to the "hot areas" was costly in 2007. Last year's volatile investment climate generated almost a 40% spread in the MSCI World Index between one of the best performing industry sectors, energy (+30%), and the weakest sector, financials (-8%). We had very little, if any, capital invested in the top performing sectors, like energy, utilities and materials, or in the most robust regions, including China, India and Brazil. While these areas might look attractive from a macro perspective, we believe that they are not at all attractive from a valuation perspective because their inflated, high prices present an unadvisable level of risk for long-term investors.

On the other hand, we were overweight in financials, pharmaceuticals and consumer stocks-areas, which all performed quite weakly in 2007.

--------
/1/ The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO              FOR THE YEAR ENDED 12/31/07
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


We are invested in these areas for a reason: we have been able to find quality businesses selling at very attractive prices. Especially in the financial sector, which has been decimated due to credit market issues, we have been able to invest in institutions with strong franchises and adequate balance sheet protection at very low prices. Though we acknowledge the short-term uncertainty, we believe that in the medium- and long-term, the value of these businesses will become evident and that their prices will increase accordingly.

The financial sector is on everyone's mind and was the weakest sector in 2007. We strongly believe that almost all financials were painted with the same brush despite unique circumstances at each company. We have always believed that buying good quality businesses at low prices requires a short-term shock that knocks good companies' stocks into "discount territory." As we look at companies like UBS, Credit Suisse, Bank of Ireland, and Lloyds, we believe that this has clearly happened. Yes, these companies have experienced some business or balance sheet deterioration, but the huge magnitude of price declines has more than made up for the short-term declines in business value.

CURRENT OUTLOOK/STRATEGY

While the broad market averages have held ground reasonably well, we feel there is great turmoil beneath the surface, led mainly by price-momentum strategies that run counter to our successful long-term value approach. As of the end of the reporting period after many years of modest price volatility, tight credit spreads and little differentiation among assets of various levels of quality--market prices are now breaking from their logjam. Though the change has delivered some bruises, the good news is that risk is being repriced, and the benefits from accurate fundamental analysis should increasingly be rewarded. The market has certainly been affected by the credit crisis and mounting fears of economic decline. We remain enthusiastic about future prospects for the Portfolio, and we believe that it is invested in extremely good businesses that have been hit for short-term reasons. Thank you for your continued support and Happy New Year!

DAVID G. HERRO, CFA
Partner and Chief Investment Officer, International Equity
ROBERT A. TAYLOR, CFA
Partner, Director of International Research and Portfolio Manager
HARRIS ASSOCIATES L.P.

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  Credit Suisse Group                 4.39%
                  --------------------------------------------
                  UBS AG                              4.17%
                  --------------------------------------------
                  GlaxoSmithKline Plc                 4.17%
                  --------------------------------------------
                  Novartis AG                         3.84%
                  --------------------------------------------
                  Rohm Co., Ltd.                      3.66%
                  --------------------------------------------
                  Daiwa Securities Group, Inc.        3.49%
                  --------------------------------------------
                  Bank of Ireland                     3.36%
                  --------------------------------------------
                  Bayerische Motoren Werke (BMW) AG   3.17%
                  --------------------------------------------
                  Barclays Plc                        3.15%
                  --------------------------------------------
                  Publicis Groupe                     3.08%
                  --------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

United Kingdom                       27.29%
Switzerland                          18.35%
Japan                                13.82%
France                               11.44%
Germany                              10.26%
Ireland                               6.12%
South Korea                           4.28%
Spain                                 2.15%
Taiwan                                2.12%
Others                                4.17%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO              FOR THE YEAR ENDED 12/31/07
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


               HARRIS OAKMARK INTERNATIONAL PORTFOLIO MANAGED BY
               HARRIS ASSOCIATES L.P. VS. MSCI EAFE(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                       Fund                    MSCI EAFE
                       ----                    ---------
  10/9/2001          $10,000                    $10,000
  12/31/2001          10,970                     10,698
  12/31/2002          8,986                      9,023
  12/31/2003          12,128                     12,557
  12/31/2004          14,616                     15,156
  12/31/2005          16,698                     17,281
  12/31/2006          21,515                     21,923
  12/31/2007          21,274                     24,472



    --------------------------------------------------------------
                                     Average Annual Return/2/
                                  (for the year ended 12/31/07)
    --------------------------------------------------------------
                                                         Since
                                 1 Year 3 Year 5 Year Inception/3/
    --------------------------------------------------------------
    Harris Oakmark International
    Portfolio--Class A           -0.86% 13.61% 19.12%   12.02%
--  Class B                      -1.12% 13.33% 18.81%   12.88%
    Class E                      -1.00% 13.42% 18.94%   12.57%
    --------------------------------------------------------------
- - MSCI EAFE(R) Index/1/        11.63% 17.32% 22.08%   15.39%
    --------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/01/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
HARRIS OAKMARK INTERNATIONAL PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  917.20        $4.25
  Hypothetical (5% return before expenses)     1,000.00      1,020.77         4.48
------------------------------------------  ------------- ------------- ---------------
  Class B
  Actual                                      $1,000.00     $  915.90        $5.41
  Hypothetical (5% return before expenses)     1,000.00      1,019.56         5.70
------------------------------------------  ------------- ------------- ---------------
  Class E
  Actual                                      $1,000.00     $  916.10        $4.93
  Hypothetical (5% return before expenses)     1,000.00      1,020.06         5.19
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.88%, 1.12%, and 1.02% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

         -----------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                            SHARES      (NOTE 2)
         -----------------------------------------------------------------

         COMMON STOCKS - 97.4%
         CANADA - 0.3%
         Canadian National Railway Company(a)    187,900 $    8,871,999
                                                         --------------

         FRANCE - 11.1%
         BNP Paribas(a)......................    652,100     69,994,421
         LVMH Moet Hennessy Louis Vuitton
           S.A.(a)...........................    352,500     42,304,827
         Neopost S.A.(a).....................     70,100      7,187,578
         Publicis Groupe(a)..................  1,997,300     77,559,411
         Societe Television Francaise 1(a)...  2,568,500     68,310,083
         Vivendi(a)..........................    338,000     15,379,119
                                                         --------------
                                                            280,735,439
                                                         --------------

         GERMANY - 10.0%
         Allianz SE(a).......................    216,500     46,239,258
         Bayerische Motoren Werke (BMW)
           AG(a).............................  1,294,300     79,806,930
         DaimlerChrysler AG(a)...............    475,000     45,941,966
         Hannover Rueckversicherung AG(a)....    492,500     22,567,027
         SAP AG(a)...........................  1,111,300     57,332,858
                                                         --------------
                                                            251,888,039
                                                         --------------

         HONG KONG - 0.3%
         Giordano International, Ltd.(a)..... 16,976,000      8,094,785
                                                         --------------

         IRELAND - 6.0%
         Bank of Ireland.....................  5,735,900     84,707,031
         Experian Group, Ltd.................  8,266,600     65,500,796
                                                         --------------
                                                            150,207,827
                                                         --------------

         ISRAEL - 0.2%
         Orbotech, Ltd.*(a)..................    265,000      4,650,750
                                                         --------------

         ITALY - 0.5%
         Bulgari S.p.A.(a)...................    737,000     10,239,076
         Luxottica Group S.p.A.(a)...........    118,200      3,734,403
                                                         --------------
                                                             13,973,479
                                                         --------------

         JAPAN - 13.5%
         Daiwa Securities Group, Inc.........  9,556,000     88,038,331
         Honda Motor Co., Ltd.(a)............  1,323,600     43,756,146
         Meitec Corp.(a).....................    432,800     13,035,415
         Nomura Holdings, Inc................  1,419,700     23,730,470
         OMRON Corp..........................  2,655,900     62,858,043
         Rohm Co., Ltd.......................  1,059,198     92,182,784
         Uni-Charm Corp.(a)..................    246,900     15,544,336
                                                         --------------
                                                            339,145,525
                                                         --------------

       ---------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ---------------------------------------------------------------------

       MEXICO - 1.5%
       Grupo Televisa S.A. (ADR)(a)...........  1,646,600 $    39,139,682
                                                          ---------------

       NETHERLANDS - 1.1%
       ASML Holding N.V.*.....................    482,400      15,137,159
       Koninklijke (Royal) Philips Electronics
         N.V..................................    288,200      12,471,605
                                                          ---------------
                                                               27,608,764
                                                          ---------------

       SOUTH KOREA - 4.2%
       Kookmin Bank*..........................    244,170      17,947,674
       Lotte Chilsung Beverage Co., Ltd.*.....     10,710      11,974,234
       Samsung Electronics Co., Ltd...........    127,600      75,002,309
                                                          ---------------
                                                              104,924,217
                                                          ---------------

       SPAIN - 2.1%
       Gestevision Telecinco S.A.(a)..........  2,091,300      52,821,737
                                                          ---------------

       SWITZERLAND - 17.9%
       Adecco S.A.............................  1,312,900      70,342,759
       Compagnie Financiere Richemont S.A.....    805,100      54,881,409
       Credit Suisse Group....................  1,839,600     110,517,629
       Geberit AG.............................     92,616      12,616,137
       Novartis AG............................  1,777,500      96,753,874
       UBS AG.................................  2,266,100     105,148,116
                                                          ---------------
                                                              450,259,924
                                                          ---------------

       TAIWAN - 2.1%
       Chinatrust Financial Holding Co., Ltd.* 73,675,614      52,103,861
                                                          ---------------

       UNITED KINGDOM - 26.6%
       Barclays Plc...........................  7,852,900      79,306,466
       British Sky Broadcasting Group Plc.....  4,143,800      50,643,054
       Cadbury Schweppes Plc..................  5,135,500      63,823,284
       Compass Group Plc......................  1,515,200       9,210,725
       Diageo Plc.............................  1,970,500      42,052,303
       G4S Plc................................  9,263,400      44,613,250
       GlaxoSmithKline Plc....................  4,155,400     105,132,989
       HSBC Holdings Plc......................  3,545,900      59,301,560
       Johnston Press Plc.....................  2,713,900      14,674,299
       Lloyds TSB Group Plc...................  7,162,400      66,583,455
       Schroders Plc..........................  1,801,002      46,202,410
       Signet Group Plc....................... 45,083,100      61,871,965
       Trinity Mirror Plc.....................  3,846,400      26,382,290
                                                          ---------------
                                                              669,798,050
                                                          ---------------
       Total Common Stocks
       (Cost $2,464,498,077)                                2,454,224,078
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 13.1%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/31/07 at 2.600% to be
       repurchased at $50,612,310 on
       01/02/08 collateralized by
       48,700,000 U.S. Treasury Note at
       5.125% due 06/30/11 with a value of
       $51,622,000............................ $ 50,605,000 $   50,605,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  278,617,538    278,617,538
                                                            --------------
     Total Short-Term Investments
     (Cost $329,222,538)                                       329,222,538
                                                            --------------

     TOTAL INVESTMENTS - 110.5%
     (Cost $2,793,720,615)                                   2,783,446,616
                                                            --------------

     Other Assets and Liabilities (net) - (10.5)%             (263,739,780)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $2,519,706,836
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.
ADR - American Depositary Receipt
SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION 12/31/2007

                                                             PERCENT OF
        INDUSTRY                                 VALUE (000) NET ASSETS
        ---------------------------------------------------------------
        Automobiles                              $  169,505      6.7%
        Beverages                                    54,027      2.1%
        Building Products                            12,616      0.5%
        Capital Markets                             373,636     14.8%
        Commercial Banks                            429,944     17.1%
        Commercial Services & Supplies              193,492      7.7%
        Electronic Equipment & Instruments           67,509      2.7%
        Food Products                                63,823      2.5%
        Hotels, Restaurants & Leisure                 9,211      0.4%
        Household Products                           15,544      0.6%
        Industrial Conglomerates                     12,472      0.5%
        Insurance                                    68,806      2.7%
        Media                                       344,910     13.7%
        Office Electronics                            7,188      0.3%
        Pharmaceuticals                             201,887      8.0%
        Road & Rail                                   8,872      0.4%
        Semiconductors & Semiconductor Equipment    182,322      7.2%
        Software                                     57,333      2.3%
        Specialty Retail                             69,967      2.8%
        Textiles, Apparel & Luxury Goods            111,160      4.4%
                                                 ----------     ----
                                                 $2,454,224     97.4%
                                                 ==========     ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

HARRIS OAKMARK INTERNATIONAL PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $2,454,224,078
   Repurchase Agreement                                                      50,605,000
   Cash                                                                             102
   Cash denominated in foreign currencies**                                   2,435,369
   Collateral for securities on loan                                        278,617,538
   Receivable for investments sold                                           15,892,909
   Receivable for Trust shares sold                                           2,083,159
   Dividends receivable                                                       3,458,457
   Interest receivable                                                            3,655
   Unrealized appreciation on forward currency contracts (Note 8)            15,145,419
                                                                         --------------
     Total assets                                                         2,822,465,686
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                   14,861,904
     Trust shares redeemed                                                    2,124,980
     Unrealized depreciation on forward currency contracts (Note 8)           4,067,551
     Distribution and services fees--Class B                                    186,436
     Distribution and services fees--Class E                                     25,987
     Collateral for securities on loan                                      278,617,538
     Investment advisory fee (Note 3)                                         1,671,566
     Administration fee                                                          13,310
     Custodian and accounting fees                                            1,114,849
   Accrued expenses                                                              74,729
                                                                         --------------
     Total liabilities                                                      302,758,850
                                                                         --------------
NET ASSETS                                                               $2,519,706,836
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $2,151,343,375
   Accumulated net realized gain                                            341,085,031
   Unrealized appreciation on investments and foreign currency                  701,078
   Undistributed net investment income                                       26,577,352
                                                                         --------------
     Total                                                               $2,519,706,836
                                                                         ==============
NET ASSETS
   Class A                                                               $1,458,321,361
                                                                         ==============
   Class B                                                                  862,613,625
                                                                         ==============
   Class E                                                                  198,771,850
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                   84,463,465
                                                                         ==============
   Class B                                                                   50,482,950
                                                                         ==============
   Class E                                                                   11,598,308
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        17.27
                                                                         ==============
   Class B                                                                        17.09
                                                                         ==============
   Class E                                                                        17.14
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements and Securities
  Lending                                                                $2,464,498,077
**Cost of cash denominated in foreign currencies                              2,383,758

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

HARRIS OAKMARK INTERNATIONAL PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $  59,668,442
   Interest (2)                                                               4,646,580
                                                                          -------------
       Total investment income                                               64,315,022
                                                                          -------------
EXPENSES:
   Investment advisory fee (Note 3)                                          18,674,560
   Administration fees                                                          159,280
   Custody and accounting fees                                                1,318,105
   Distribution fee--Class B                                                  2,304,745
   Distribution fee--Class E                                                    353,835
   Transfer agent fees                                                           20,642
   Audit                                                                         43,006
   Legal                                                                         17,963
   Trustee fees and expenses                                                     17,104
   Shareholder reporting                                                        300,120
   Insurance                                                                     25,561
   Other                                                                         10,182
                                                                          -------------
       Total expenses                                                        23,245,103
                                                                          -------------
   Net investment income                                                     41,069,919
                                                                          -------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                          353,291,317
       Foreign currency                                                     (14,582,496)
                                                                          -------------
   Net realized gain on investments and foreign currency                    338,708,821
                                                                          -------------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                         (430,168,539)
       Foreign currency                                                      10,943,555
                                                                          -------------
   Net change in unrealized depreciation on investments and foreign
       currency                                                            (419,224,984)
                                                                          -------------
   Net realized and change in unrealized loss on investments and
       foreign currency                                                     (80,516,163)
                                                                          -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ (39,446,244)
                                                                          =============

----------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $   4,717,293
(2)Interest income includes securities lending income of:                     1,885,075

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

HARRIS OAKMARK INTERNATIONAL PORTFOLIO
                                                                           Year Ended      Year Ended
                                                                          December 31,    December 31,
                                                                              2007            2006
                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   41,069,919  $   27,503,884
   Net realized gain on investments and foreign currency                    338,708,821     261,501,326
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                    (419,224,984)    146,146,782
                                                                         --------------  --------------
   Net increase (decrease) in net assets resulting from operations          (39,446,244)    435,151,992
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                (10,882,030)    (21,989,815)
     Class B                                                                 (7,321,076)    (16,803,330)
     Class E                                                                 (2,080,072)     (4,021,461)
   From net realized gains
     Class A                                                                (93,372,055)    (54,892,874)
     Class B                                                                (73,417,491)    (46,071,270)
     Class E                                                                (19,394,021)    (10,603,941)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                 (206,466,745)   (154,382,691)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 9):
   Proceeds from shares sold
     Class A                                                                609,810,201     338,253,020
     Class B                                                                255,234,764     218,125,544
     Class E                                                                 72,676,683      61,086,403
   Net asset value of shares issued through acquisition
     Class A                                                                         --     214,792,652
     Class B                                                                         --              --
     Class E                                                                         --              --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                104,254,085      76,882,689
     Class B                                                                 80,738,567      62,874,600
     Class E                                                                 21,474,093      14,625,402
   Cost of shares repurchased
     Class A                                                               (163,108,829)   (376,736,627)
     Class B                                                               (236,402,539)    (92,302,201)
     Class E                                                                (93,311,173)    (13,349,514)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions               651,365,852     504,251,968
                                                                         --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                405,452,863     785,021,269
   Net assets at beginning of period                                      2,114,253,973   1,329,232,704
                                                                         --------------  --------------
   Net assets at end of period                                           $2,519,706,836  $2,114,253,973
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $   26,577,352  $   20,431,920
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                CLASS A
HARRIS OAKMARK INTERNATIONAL PORTFOLIO                                 ------------------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                       ------------------------------------------------------
                                                                           2007         2006        2005       2004       2003
                                                                       --------     --------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  19.03     $  16.23     $14.36     $11.89     $ 8.89
                                                                       --------     --------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................     0.33 (a)     0.31 (a)   0.21 (a)   0.04 (a)   0.08 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................    (0.35)        4.20       1.87       2.43       3.06
                                                                       --------     --------     ------     ------     ------
Total from Investment Operations......................................    (0.02)        4.51       2.08       2.47       3.14
                                                                       --------     --------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................    (0.18)       (0.49)     (0.02)     (0.00)+    (0.11)
Distributions from Net Realized Capital Gains.........................    (1.56)       (1.22)     (0.19)        --      (0.03)
                                                                       --------     --------     ------     ------     ------
Total Distributions...................................................    (1.74)       (1.71)     (0.21)     (0.00)+    (0.14)
                                                                       --------     --------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $  17.27     $  19.03     $16.23     $14.36     $11.89
                                                                       ========     ========     ======     ======     ======
TOTAL RETURN                                                              (0.86)%      29.20%     14.48%     20.80%     35.36%
Ratio of Expenses to Average Net Assets**.............................     0.86 %       0.97%      0.94%      1.04%      1.16%
Ratio of Expenses to Average Net Assets After Broker Rebates**........      N/A          N/A        N/A        N/A       1.15%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................     0.86 %       0.98%      0.96%      1.03%(b)   1.21%(b)
Ratio of Net Investment Income to Average Net Assets..................     1.76 %       1.77%      1.37%      0.32%      0.80%
Portfolio Turnover Rate...............................................     49.6 %       45.9%      11.5%      11.3%      22.1%
Net Assets, End of Period (in millions)............................... $1,458.3     $1,037.0     $644.5     $276.4     $  8.4

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                              CLASS B
HARRIS OAKMARK INTERNATIONAL PORTFOLIO                                 --------------------------------------------------
                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                       --------------------------------------------------
                                                                          2007       2006       2005       2004       2003
                                                                       ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $18.87     $16.11     $14.27     $11.84     $ 8.87
                                                                       ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.30 (a)   0.26 (a)   0.17 (a)   0.16(a)    0.02 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................  (0.36)      4.17       1.86       2.27       3.08
                                                                       ------     ------     ------     ------     ------
Total from Investment Operations......................................  (0.06)      4.43       2.03       2.43       3.10
                                                                       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.16)     (0.45)        --         --      (0.10)
Distributions from Net Realized Capital Gains.........................  (1.56)     (1.22)     (0.19)        --      (0.03)
                                                                       ------     ------     ------     ------     ------
Total Distributions...................................................  (1.72)     (1.67)     (0.19)        --      (0.13)
                                                                       ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $17.09     $18.87     $16.11     $14.27     $11.84
                                                                       ======     ======     ======     ======     ======
TOTAL RETURN                                                            (1.12)%    28.85%     14.24%     20.52%     34.96%
Ratio of Expenses to Average Net Assets**.............................   1.10 %     1.22%      1.19%      1.23%      1.43%
Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A        N/A        N/A        N/A       1.43%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   1.10 %     1.23%      1.20%      1.22%(b)   1.33%(b)
Ratio of Net Investment Income to Average Net Assets..................   1.60 %     1.49%      1.11%      1.27%      0.17%
Portfolio Turnover Rate...............................................   49.6 %     45.9%      11.5%      11.3%      22.1%
Net Assets, End of Period (in millions)............................... $862.6     $856.2     $554.3     $483.9     $288.0

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                   CLASS E
HARRIS OAKMARK INTERNATIONAL PORTFOLIO                                      -------------------------------------------
                                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                            -------------------------------------------
                                                                               2007       2006       2005       2004
                                                                            ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD....................................... $18.91     $16.14     $14.30     $11.85
                                                                            ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income......................................................   0.33 (a)   0.27 (a)   0.19 (a)   0.17(a)
Net Realized/Unrealized Gain (Loss) on Investments.........................  (0.37)      4.18       1.85       2.28
                                                                            ------     ------     ------     ------
Total from Investment Operations...........................................  (0.04)      4.45       2.04       2.45
                                                                            ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................  (0.17)     (0.46)     (0.01)     (0.00)+
Distributions from Net Realized Capital Gains..............................  (1.56)     (1.22)     (0.19)        --
                                                                            ------     ------     ------     ------
Total Distributions........................................................  (1.73)     (1.68)     (0.20)     (0.00)+
                                                                            ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD............................................. $17.14     $18.91     $16.14     $14.30
                                                                            ======     ======     ======     ======
TOTAL RETURN                                                                 (1.00)%    28.98%     14.27%     20.69%
Ratio of Expenses to Average Net Assets**..................................   1.00 %     1.13%      1.09%      1.14%
Ratio of Expenses to Average Net Assets After Broker Rebates**.............    N/A        N/A        N/A        N/A
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...   1.00 %     1.13%      1.10%      1.12%(b)
Ratio of Net Investment Income to Average Net Assets.......................   1.75 %     1.54%      1.25%      1.31%
Portfolio Turnover Rate....................................................   49.6 %     45.9%      11.5%      11.3%
Net Assets, End of Period (in millions).................................... $198.8     $221.0     $130.4     $ 75.5

SELECTED PER SHARE DATA FOR THE YEAR ENDED:


HARRIS OAKMARK INTERNATIONAL PORTFOLIO                                      -------

                                                                            -------
                                                                               2003
                                                                            ------
NET ASSET VALUE, BEGINNING OF PERIOD....................................... $ 8.87
                                                                            ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income......................................................   0.03 (a)
Net Realized/Unrealized Gain (Loss) on Investments.........................   3.08
                                                                            ------
Total from Investment Operations...........................................   3.11
                                                                            ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................  (0.10)
Distributions from Net Realized Capital Gains..............................  (0.03)
                                                                            ------
Total Distributions........................................................  (0.13)
                                                                            ------
NET ASSET VALUE, END OF PERIOD............................................. $11.85
                                                                            ======
TOTAL RETURN                                                                 35.14%
Ratio of Expenses to Average Net Assets**..................................   1.33%
Ratio of Expenses to Average Net Assets After Broker Rebates**.............   1.33%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...   1.24%(b)
Ratio of Net Investment Income to Average Net Assets.......................   0.24%
Portfolio Turnover Rate....................................................   22.1%
Net Assets, End of Period (in millions).................................... $ 23.6

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Harris Oakmark International Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2007, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                             Expiring
          Portfolio                                Total    12/31/2011
          ---------                              ---------- ----------

          Harris Oakmark International Portfolio $4,044,771 $4,044,771

Harris Oakmark International Portfolio acquired losses of $17,613,489 in the merger with TST-Mondrian International Stock Portfolio on May 1, 2006 which are subject to an annual limitation of $8,141,231.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

I. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Harris Associates L.P., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                        Management Fees
                                       earned by Manager
                                       for the year ended
Portfolio                              December 31, 2007  % per annum  Average Daily Net Assets
---------                              ------------------ ----------- --------------------------

Harris Oakmark International Portfolio    $18,674,560        0.85%    First $100 Million

                                                             0.80%    $100 Million to $1 Billion

                                                             0.75%    Over $1 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ----------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Harris Oakmark International Portfolio  1.10%   1.35%   1.25%

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                   Shares Issued   Shares Issued              Net Increase
                                   in Connection      Through                  (Decrease)
            Beginning    Shares   with acquisition   Dividend      Shares      in Shares     Ending
             Shares       Sold        (Note 9)     Reinvestment  Repurchased  Outstanding    Shares
-           ---------- ---------- ---------------- ------------- -----------  ------------ ----------

Harris Oakmark International Portfolio

 Class A

 12/31/2007 54,506,280 33,183,649            --      5,519,009    (8,745,473)  29,957,185  84,463,465
 12/31/2006 39,714,133 19,518,203    12,568,324      4,579,076   (21,873,456)  14,792,147  54,506,280

 Class B

 12/31/2007 45,384,721 13,713,641            --      4,310,655   (12,926,067)   5,098,229  50,482,950
 12/31/2006 34,414,998 12,663,723            --      3,771,722    (5,465,722)  10,969,723  45,384,721

 Class E

 12/31/2007 11,689,149  3,860,340            --      1,144,065    (5,095,246)     (90,841) 11,598,308
 12/31/2006  8,076,776  3,533,053            --        875,772      (796,452)   3,612,373  11,689,149

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

Harris Oakmark International Portfolio       $--       $1,632,698,346       $--       $1,158,042,455

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                          Federal        Gross         Gross
                                         Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                   Cost      Appreciation (Depreciation) (Depreciation)
---------                              -------------- ------------ -------------- --------------

Harris Oakmark International Portfolio $2,793,740,810 $140,700,892 $(150,995,086)  $(10,294,194)

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                      Value of    Value of
                                         Value of       Cash      Non-Cash      Total
                                        Securities   Collateral  Collateral*  Collateral
                                       ------------ ------------ ----------- ------------

Harris Oakmark International Portfolio $266,261,924 $278,617,538     $--     $278,617,538

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                           Ordinary Income      Long-Term Capital Gain             Total
                                       ----------------------- ------------------------- -------------------------
                                          2007        2006         2007         2006         2007         2006
                                       ----------- ----------- ------------ ------------ ------------ ------------

Harris Oakmark International Portfolio $54,241,042 $49,591,310 $152,225,703 $104,791,381 $206,466,745 $154,382,691

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed     Net
                                         Ordinary      Long-Term    Unrealized   Loss Carryforwards
                                          Income         Gain      Depreciation    and Deferrals       Total
                                       ------------- ------------- ------------  ------------------ ------------

Harris Oakmark International Portfolio  $77,794,155  $305,011,063  $(10,396,985)    $(4,044,771)    $368,363,461

8. FORWARD FOREIGN CURRENCY CONTRACTS

Forward Foreign Currency Contracts to Buy:

                                       Value at      In Exchange Net Unrealized
  Settlement Date Contracts to Buy December 31, 2007 for U.S. $   Appreciation
  --------------- ---------------  ----------------- ----------- --------------

     1/4/2008     191,668,065  CHF    $1,716,292     $1,679,089     $ 37,203

     1/4/2008     610,007,869  CHF     5,462,316      5,344,851      117,465

     1/7/2008     638,444,631  EUR     5,718,848      5,602,357      116,491

     1/8/2008     220,325,795  EUR     1,973,779      1,949,786       23,993
                                                                    --------

                                                                    $295,152
                                                                    ========

Forward Foreign Currency Contracts to Sell:

                                                                      Net Unrealized
                                           Value at      In exchange   Appreciation
  Settlement Date Contracts to Deliver December 31, 2007 for U.S. $   (Depreciation)
  --------------- -------------------- ----------------- ------------ --------------

     5/9/2008     95,650,000    CHF      $ 84,980,353    $ 85,219,173  $   238,820

     5/23/2008    47,300,000    CHF        42,047,821      43,068,910    1,021,089

     1/3/2008      2,628,397    EUR         3,837,413       3,866,110       28,697

     1/4/2008        652,600    EUR           952,802         960,040        7,238

     3/31/2008    84,000,000    EUR       122,720,548     118,910,820   (3,809,728)

     5/23/2008    42,000,000    EUR        61,343,563      62,193,600      850,037

     1/18/2008    57,250,000    GBP       113,560,094     116,194,600    2,634,506

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

                                                                     Net Unrealized
                                          Value at      In exchange   Appreciation
 Settlement Date Contracts to Deliver December 31, 2007 for U.S. $   (Depreciation)
 --------------- -------------------- ----------------- ------------ --------------

    1/23/2008     24,950,000    GBP     $ 49,483,337    $ 50,962,870  $ 1,479,533

    4/4/2008      80,500,000    GBP      159,347,707     163,608,200    4,260,493

    4/21/2008     70,400,000    GBP      139,274,622     142,660,320    3,385,698

    1/7/2008      50,500,000    GBP      100,202,294     101,146,450      944,156

    1/4/2008      48,999,032    JPY          438,762         429,628       (9,134)

    1/4/2008     592,733,996    JPY        5,307,637       5,194,409     (113,228)

    1/4/2008     244,315,157    JPY        2,187,720       2,161,507      (26,213)

    1/7/2008     598,747,242    JPY        5,363,260       5,254,012     (109,248)
                                                                      -----------

                                                                      $10,782,716
                                                                      ===========

CHF - Swiss Franc
EUR - Euro Currency
GBP - Pound Sterling
JPY - Japanese Yen

9. ACQUISITIONS

On May 1, 2006, Harris Oakmark International Portfolio ("Harris Oakmark") acquired all of the net assets of Mondrian International Stock Portfolio, a series of The Travelers Series Trust ("Mondrian International"), pursuant to a plan of reorganization approved by Mondrian International shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 12,568,324 Class A shares of Harris Oakmark (valued at $214.8 million) in exchange for the 16,088,645 Class A shares of Mondrian International outstanding on April 28, 2006. Mondrian International Class A net assets at that date ($214.8 million), including $44,877,012 of unrealized appreciation were combined with those of Harris Oakmark Class A. The cost of securities acquired in the tax-free exchange by Harris Oakmark from Mondrian International was $168,917,339. The aggregate Class A net assets of Harris Oakmark and Mondrian International immediately before the acquisition were $850,651,198 and $214,792,652, respectively. The aggregate Class A net assets of Harris Oakmark immediately after the acquisition were $1,065,443,850.

10. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Harris Oakmark International Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Harris Oakmark International Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                               Number of
                                                                                               Portfolios
                                                                                                in Fund
                      Position(s)   Term of Office                                              Complex
Name, Age and          Held with    and Length of           Principal Occupation(s)             overseen   Other Directorships
Address                the Trust     Time Served              During Past 5 Years             by Trustee**   Held by Trustee
-------              -------------- -------------- ------------------------------------------ ------------ -------------------
The Executive
Officers
--------
Jeffrey A. Tupper    Chief           From August   Since October 2006, Assistant Vice             N/A              N/A
(37)                 Financial       2002 to       President, MetLife Group, Inc. Since
                     Officer,        present.      February 2001, Assistant Vice President
                     Treasurer                     of MetLife Investors Insurance
                                                   Company.

Michael K. Farrell   Executive Vice  From August   Since December 2005, Executive Vice            N/A              N/A
(55)                 President       2002 to       President of Metropolitan Life Insurance
                                     present.      Company; since July 2002, Chief
                                                   Executive Officer of MetLife Investors
                                                   Group, Inc. and Met Investors Advisory
                                                   LLC; since April 2001, Chief Executive
                                                   Officer of MetLife Resources and Vice
                                                   President of Metropolitan Life Insurance
                                                   Company; since January 1990, President
                                                   of Michael K. Farrell Associates, Inc.
                                                   (qualified retirement plans for non-
                                                   profit organizations).

Richard C. Pearson   Vice President  From          Since July 2002, President of MetLife          N/A              N/A
(64)                 and Secretary   December      Investors Distribution Company; since
                                     2000 to       January, 2002, Secretary of Met
                                     present.      Investors Advisory LLC; since January
                                                   2001, Senior Vice President, General
                                                   Counsel and Secretary of MetLife
                                                   Investors Group, Inc.; since November
                                                   2000, Vice President, General Counsel
                                                   and Secretary of Met Investors Advisory
                                                   LLC; from 1998 to November 2000,
                                                   President, Security First Group, Inc.

Jeffrey P. Halperin  Chief           From August   Since March 2006, Vice President,              N/A              N/A
(40)                 Compliance      2006 to       Corporate Ethics and Compliance
Metropolitan Life    Officer         present.      Department, MetLife, Inc.; from
Insurance Company                                  October 2002 to March 2006, Assistant
One MetLife Plaza                                  Vice President; from November 2005 to
27-01 Queens Plaza                                 August 2006, Interim Chief Compliance
North                                              Officer, Met Investors Series Trust; Since
Long Island City,                                  April 2007, Chief Compliance Officer,
NY 11101                                           Metropolitan Series Funds; from August
                                                   2006 to April 2007, Interim Chief
                                                   Compliance Officer, Metropolitan Series
                                                   Funds; since August 2006, Chief
                                                   Compliance Officer, Met Investors
                                                   Advisory, LLC and MetLife Advisers, LLC;
                                                   since November 2006, Chief Compliance
                                                   Officer, MetLife Investment Advisors
                                                   Company, LLC.

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Harris Associates L.P. (the "Harris Adviser") for investment advisory services in connection with the investment management for the Harris Oakmark International Portfolio (the "Harris Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the Harris Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Harris Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Harris Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the Harris Portfolio within its performance universe. The Board took into account that the Harris Portfolio ranked below the median of its performance universe for the one-year period and performed below the Lipper index for the one- and three-year periods. The Board also considered that the Harris Portfolio performed above the median of its performance universe for the three- and five-year periods and above the Lipper index for the five-year period. The Board considered the analysis provided in the B-M Report demonstrating that the Portfolio fell below the MSCI EAFE benchmark return for the one-, three- and five-year periods. The Board also considered that the Harris Portfolio outperformed its Morningstar Foreign Large Value category for the five-year period ending June 30, 2007, performed equal to the Morningstar Foreign Large Value category at the three-year period, and was below its Morningstar Foreign Large Value category for the one-year period. The Board noted that the Harris Portfolio demonstrated favorable performance over a longer period of time. The Board also noted that performance has improved since the change in portfolio manager effective January 2003. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Harris Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Harris Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Harris Portfolio's total expenses exclusive of 12b-1 fees were slightly above the expense group median, but below the expense universe median and at the sub-advised expense universe median. The Board also noted that the Harris Portfolio's actual management fees were below the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Harris Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Harris Portfolio's contractual management fees were above the normalized median of the expense group at the Harris Portfolio's current size. The Board considered that the projected total expense ratio for 2007 for the Harris Portfolio would reflect a significant reduction in such Portfolio's total expense ratio. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Harris Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Met/AIM Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Harris Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Harris Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Harris Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Harris Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Harris Adviser's ability to perform under its Advisory Agreement. These factors included: the Harris Adviser's financial condition; the Harris Adviser's current level of staffing and its overall resources, as well as its compensation program; the Harris Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Harris Adviser's management style and long-term performance record with respect to the Harris Portfolio; and the Harris Portfolio's performance record. With respect to the Harris Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Harris Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Harris Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Harris Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Harris Adviser's investment process and philosophy. The Board considered that the Harris Adviser's responsibilities include the development and maintenance of an investment program for the Harris Portfolio which is consistent with the Harris Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Harris Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Harris Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Harris Adviser's estimated profitability from its relationship with the Harris Portfolio as described below and possible economies of scale. With respect to the Harris Portfolio, the Board also compared the subadvisory fees paid to fees charged by the Harris Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, including separate accounts. The Board considered the fee comparisons in light of the difference required to manage different types of accounts. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Harris Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Harris Adviser of its relationship with the Harris Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received portfolio specific data with regard to the profitability of the Harris Portfolio. The Board analyzed the reasonableness of the profitability of the Harris Adviser and found no indication of excessive profitability. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Harris Adviser and its affiliates by virtue of the Harris Adviser's relationship to the Harris Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Harris Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Harris Adviser, the Board determined approval of the Advisory Agreement for the Harris Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Harris Portfolio.

                          MET INVESTORS SERIES TRUST


                             Janus Forty Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
JANUS FORTY PORTFOLIO                               FOR THE YEAR ENDED 12/31/07
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2007, the Portfolio outperformed its benchmark, the S&P 500(R) Index/1/. The Portfolio posted a return of 30.46% for Class A Shares, which compared favorably to the 5.49% return of the benchmark the S&P 500(R) Index.

PORTFOLIO ATTRIBUTION

Within the Portfolio, holdings within the technology and materials sectors drove outperformance during the period. Select energy names also aided returns. In terms of detractors, certain consumer discretionary holdings were the main laggards. Some utilities picks also weighed on performance.

TOP CONTRIBUTORS INCLUDED APPLE AND POTASH CORP.

Within technology, Apple was the top contributor to performance during the period. Our thesis of steady market sales gains in the core desktop and laptop division continued to play out, as the iPod and iPhone introduced the Apple lifestyle to consumers, which continued to drive higher Apple computer sales. Apple ended the year strongly in the fourth quarter, as the market likely anticipated that the company will report stronger-than-expected profits from holiday sales. We trimmed the position but remain constructive on the outlook for the company.

Within materials, Canadian-based fertilizer producer Potash Corp. moved ahead in the year, as our investment thesis of increased demand and reduced supply continued to manifest itself. Looking into next year, we believe that supply will remain tight, which will force prices higher for this key ingredient. Importantly, our earnings estimates remain well above Wall Street. We added to the position based on our continued positive outlook for the company.

DETRACTORS INCLUDED JC PENNEY AND BEAR STEARNS

Within consumer discretionary, JC Penney declined during the time period. The retailer gave up ground on concerns about a slowdown in consumer spending and soft comparable store sales trends. Despite the pullback, we remain constructive on the name, viewing the company as the best-positioned, moderately priced department store in the country. We maintained our position at the end of the period.

Within financials, Bear Stearns declined during the time period, as it was weighed down by sub-prime concerns and the bailout of two hedge funds that had mortgage exposure. While this event helped to illustrate investor fears about leverage in the system, we trimmed but maintained exposure to the stock based on its valuation.

MANAGER CHANGE

After 14 years with Janus and more than 10 helming related concentrated growth mandates, manager Scott Schoelzel retired from the firm as of December 31, 2007. Schoelzel is succeeded by Ron Sachs, who formerly managed Janus Orion Fund and related Portfolios. Sachs joined Janus in 1996 and managed Janus Orion Fund since its inception in June 2000. Like Schoelzel, Sachs specializes in running focused growth portfolios, owning what he believes are the best growth companies with the most attractive risk-reward profiles.

INVESTMENT STRATEGY AND OUTLOOK

Because of the anxiety created around the subprime issues and lack of liquidity, economic growth could moderate for the next few quarters. While the U.S. economy has its challenges, the rest of the world seems to be embracing the fruits of capitalism and growing at an attractive rate.

Regardless of the macro-economic climate, we remain focused on identifying single-purpose business models that are selling compelling products into large total addressable markets.

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------
/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Apple, Inc.                          10.20%
                 ---------------------------------------------
                 Potash Corp. of Saskatchewan, Inc.    7.97%
                 ---------------------------------------------
                 Research In Motion, Ltd.              7.43%
                 ---------------------------------------------
                 ConocoPhillips                        4.26%
                 ---------------------------------------------
                 Celgene Corp.                         4.11%
                 ---------------------------------------------
                 Hess Corp.                            3.90%
                 ---------------------------------------------
                 Gilead Sciences, Inc.                 3.68%
                 ---------------------------------------------
                 Suncor Energy, Inc.                   3.61%
                 ---------------------------------------------
                 Goldman Sachs Group, Inc. (The)       3.61%
                 ---------------------------------------------
                 Google, Inc.--Class A                 3.58%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                     [CHART]

Energy               22.7%
Technology           21.2%
Non-Cyclical         16.9%
Basic Materials      14.7%
Financials            8.0%
Cyclical              7.5%
Communications        6.0%
Industrials           3.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS FORTY PORTFOLIO                               FOR THE YEAR ENDED 12/31/07
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

                       JANUS FORTY PORTFOLIO MANAGED BY
   JANUS CAPITAL MANAGEMENT LLC VS. S&P 500(R) INDEX/1/, AND RUSSELL 2000(R)
                                   INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

                                             Russell Value
                  Fund     S&P 500 Index     2000 Index
                  ----     -------------     ----------
  12/31/1997    $12,614       $10,000         $10,000
  12/31/1998     20,388        12,858          12,236
  12/31/1999     31,300        15,563          11,924
  12/31/2000     24,451        14,146          14,459
  12/31/2001     18,072        12,465          14,022
  12/31/2002     13,538        9,710           14,372
  12/31/2003     16,910        12,495          11,428
  12/31/2004     20,212        13,855          16,828
  12/31/2005     23,889        14,535          19,913
  12/31/2006     24,625        16,830          20,819
  12/31/2007     32,126        17,754          20,492


    ------------------------------------------------------------------------
                                Average Annual Return/3/
                             (for the year ended 12/31/07)
    ------------------------------------------------------------------------
                                                        Since     Cumulative
                        1 Year 3 Year 5 Year 10 Year Inception/4/ Return/5/
    ------------------------------------------------------------------------
    Janus Forty
--  Portfolio--Class A  30.46% 16.70% 18.87%  9.80%    13.69%           --
    Class B                 --     --     --     --        --       22.21%
    Class E                 --     --     --     --        --       22.30%
    ------------------------------------------------------------------------
- - S&P 500(R) Index/1/  5.49%  8.62% 12.83%  5.91%    13.52%        0.38%
    ------------------------------------------------------------------------
    Russell 2000(R)
--  Index/2/            -1.57%  6.80% 16.25%  7.08%    11.84%       -5.15%
    ------------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $898.3 million; the median market capitalization was approximately $705.4 million. The largest company in the Index had a market capitalization of $2.5 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception of Class A shares is 03/19/1982. Inception of Class B and Class E shares is 04/28/2007. Index returns are based on an inception date of 3/31/1982.

/5/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
JANUS FORTY PORTFOLIO                       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,179.30        $3.79
  Hypothetical (5% return before expenses)     1,000.00      1,021.73         3.52
------------------------------------------  ------------- ------------- ---------------
  Class B
  Actual                                      $1,000.00     $1,177.70        $5.27
  Hypothetical (5% return before expenses)     1,000.00      1,020.37         4.89
------------------------------------------  ------------- ------------- ---------------
  Class E
  Actual                                      $1,000.00     $1,178.40        $4.72
  Hypothetical (5% return before expenses)     1,000.00      1,020.87         4.38
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.69%, 0.96%, and 0.86% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
JANUS FORTY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 87.4%
       AEROSPACE & DEFENSE - 2.6%
       Precision Castparts Corp...............    221,270 $    30,690,149
                                                          ---------------
       BIOTECHNOLOGY - 8.8%
       Celgene Corp.*.........................  1,053,715      48,692,170
       Genentech, Inc.*.......................    170,660      11,446,166
       Gilead Sciences, Inc.*.................    946,650      43,555,367
                                                          ---------------
                                                              103,693,703
                                                          ---------------
       CAPITAL MARKETS - 5.3%
       Bear Stearns Cos., Inc.(a).............    133,170      11,752,253
       Goldman Sachs Group, Inc. (The)........    198,860      42,764,843
       Merrill Lynch & Co., Inc...............    163,480       8,775,606
                                                          ---------------
                                                               63,292,702
                                                          ---------------
       CHEMICALS - 12.9%
       Monsanto Co............................    324,085      36,197,054
       Potash Corp. of Saskatchewan, Inc......    655,165      94,317,553
       Syngenta AG............................     86,564      21,945,064
                                                          ---------------
                                                              152,459,671
                                                          ---------------
       COMMERCIAL BANKS - 1.6%
       Wells Fargo & Co.......................    636,530      19,216,841
                                                          ---------------
       COMMUNICATIONS EQUIPMENT - 7.4%
       Research In Motion, Ltd.*..............    775,920      87,989,328
                                                          ---------------
       COMPUTERS & PERIPHERALS - 10.2%
       Apple, Inc.*...........................    609,620     120,753,530
                                                          ---------------
       DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
       Time Warner Telecom, Inc. - Class A*(a)    540,830      10,973,441
                                                          ---------------
       FOOD PRODUCTS - 2.3%
       Bunge, Ltd.............................    232,190      27,029,238
                                                          ---------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
       Alcon, Inc.............................    165,835      23,721,038
                                                          ---------------
       HOTELS, RESTAURANTS & LEISURE - 1.5%
       Boyd Gaming Corp.......................    514,130      17,516,409
                                                          ---------------
       HOUSEHOLD DURABLES - 1.4%
       Sony Corp. (ADR).......................    306,135      16,623,130
                                                          ---------------
       INTERNET SOFTWARE & SERVICES - 4.3%
       Akamai Technologies, Inc.*(a)..........    251,112       8,688,475
       Google, Inc. - Class A*................     61,280      42,373,895
                                                          ---------------
                                                               51,062,370
                                                          ---------------
       MULTILINE RETAIL - 1.8%
       J.C. Penney Co., Inc...................    470,310      20,688,937
                                                          ---------------
       OIL, GAS & CONSUMABLE FUELS - 19.8%
       Apache Corp............................    138,210      14,863,103
       ConocoPhillips.........................    571,225      50,439,168
       Continental Resources, Inc.*(a)........  1,263,790      33,022,833
       EOG Resources, Inc.....................    156,555      13,972,534
       Hess Corp..............................    458,185      46,212,539
    -----------------------------------------------------------------------
    SECURITY                                   SHARES/PAR       VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------

    OIL, GAS & CONSUMABLE FUELS - CONTINUED
    Occidental Petroleum Corp................      254,015 $    19,556,615
    Suncor Energy, Inc.......................      393,470      42,781,993
    Valero Energy Corp.......................      196,815      13,782,954
                                                           ---------------
                                                               234,631,739
                                                           ---------------
    PHARMACEUTICALS - 1.8%
    Roche Holdings AG........................      122,261      21,041,966
                                                           ---------------
    SOFTWARE - 0.9%
    Electronic Arts, Inc.*...................      187,410      10,946,618
                                                           ---------------
    SPECIALTY RETAIL - 1.9%
    Abercrombie & Fitch Co. - Class A........      280,770      22,453,177
                                                           ---------------
    Total Common Stocks
    (Cost $591,134,514)                                      1,034,783,987
                                                           ---------------

    SHORT-TERM INVESTMENTS - 14.2%
    State Street Bank & Trust Co.,
      Repurchase Agreement, dated
      12/31/07 at 2.600% to be
      repurchased at $148,816,493 on
      01/02/08 collateralized by
      $153,000,000 U.S. Treasury Bond at
      8.125% due 08/15/19 with a value of
      $210,000,000........................... $148,795,000     148,795,000
    State Street Navigator Securities Lending
      Prime Portfolio(b).....................   19,878,427      19,878,427
                                                           ---------------
    Total Short-Term Investments
    (Cost $168,673,427)                                        168,673,427
                                                           ---------------

    TOTAL INVESTMENTS - 101.6%
    (Cost $759,807,941)                                      1,203,457,414
                                                           ---------------

    Other Assets and Liabilities (net) - (1.6)%                (19,403,117)
                                                           ---------------

    TOTAL NET ASSETS - 100.0%                              $ 1,184,054,297
                                                           ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.
ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

JANUS FORTY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                           $1,034,783,987
   Repurchase Agreement                                                         148,795,000
   Cash                                                                                 180
   Cash denominated in foreign currencies**                                       1,032,582
   Collateral for securities on loan                                             19,878,427
   Receivable for Trust shares sold                                               1,126,939
   Dividends receivable                                                             275,062
   Interest receivable                                                               10,746
                                                                             --------------
      Total assets                                                            1,205,902,923
                                                                             --------------
LIABILITIES
   Payables for:
      Trust shares redeemed                                                         992,377
      Distribution and services fees--Class B                                         8,458
      Distribution and services fees--Class E                                         1,586
      Collateral for securities on loan                                          19,878,427
      Investment advisory fee (Note 3)                                              631,703
      Administration fee                                                              6,037
      Custodian and accounting fees                                                  85,167
   Accrued expenses                                                                 244,871
                                                                             --------------
      Total liabilities                                                          21,848,626
                                                                             --------------
NET ASSETS                                                                   $1,184,054,297
                                                                             ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                           $  958,726,997
   Distribution in excess of net realized gain                                 (221,919,690)
   Unrealized appreciation on investments and foreign currency                  443,685,085
   Undistributed net investment income                                            3,561,905
                                                                             --------------
      Total                                                                  $1,184,054,297
                                                                             ==============
NET ASSETS
   Class A                                                                   $1,122,284,147
                                                                             ==============
   Class B                                                                       47,181,456
                                                                             ==============
   Class E                                                                       14,588,694
                                                                             ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                       13,390,399
                                                                             ==============
   Class B                                                                          582,032
                                                                             ==============
   Class E                                                                          177,442
                                                                             ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                   $        83.81
                                                                             ==============
   Class B                                                                            81.06
                                                                             ==============
   Class E                                                                            82.22
                                                                             ==============

--------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements and Securities Lending $  591,134,514
**Cost of cash denominated in foreign currencies                                    997,680

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

JANUS FORTY PORTFOLIO
INVESTMENT INCOME:
    Dividends (1)                                                                   $  7,449,832
    Interest (2)                                                                       1,910,037
                                                                                    ------------
       Total investment income                                                         9,359,869
                                                                                    ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                   6,611,066
    Administration fees                                                                   69,257
    Custody and accounting fees                                                           89,377
    Distribution fee--Class B                                                             18,608
    Distribution fee--Class E                                                              3,887
    Transfer agent fees                                                                    3,566
    Audit                                                                                 29,408
    Legal                                                                                 25,875
    Trustee fees and expenses                                                             12,052
    Shareholder reporting                                                                230,497
    Insurance                                                                             35,410
    Other                                                                                  5,093
                                                                                    ------------
       Total expenses                                                                  7,134,096
       Less broker commission recapture                                                  (59,635)
                                                                                    ------------
    Net expenses                                                                       7,074,461
                                                                                    ------------
    Net investment income                                                              2,285,408
                                                                                    ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
    Net realized gain on:
       Investments                                                                    73,923,119
       Foreign currency                                                                   45,453
                                                                                    ------------
    Net realized gain on investments and foreign currency                             73,968,572
                                                                                    ------------
    Net change in unrealized appreciation on:
       Investments                                                                   197,644,281
       Foreign currency                                                                   35,092
                                                                                    ------------
    Net change in unrealized appreciation on investments and foreign currency        197,679,373
                                                                                    ------------
    Net realized and change in unrealized gain on investments and foreign currency   271,647,945
                                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $273,933,353
                                                                                    ============

-------------------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                          $    228,037
(2)Interest income includes securities lending income of:                                152,890

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

JANUS FORTY PORTFOLIO
                                                                                     Year Ended      Year Ended
                                                                                    December 31,    December 31,
                                                                                        2007            2006
                                                                                   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                           $    2,285,408  $    1,925,964
   Net realized gain on investments and foreign currency                               73,968,572     213,905,140
   Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                               197,679,373    (190,464,946)
                                                                                   --------------  --------------
   Net increase in net assets resulting from operations                               273,933,353      25,366,158
                                                                                   --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                           (1,749,977)             --
     Class B                                                                                   --              --
     Class E                                                                                   --              --
   From net realized gains
     Class A                                                                         (168,276,133)    (40,759,161)
     Class B                                                                                   --              --
     Class E                                                                                   --              --
                                                                                   --------------  --------------
   Net decrease in net assets resulting from distributions                           (170,026,110)    (40,759,161)
                                                                                   --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                           46,494,654      11,746,522
     Class B                                                                           48,906,709              --
     Class E                                                                           16,572,356              --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                          170,026,110      40,759,161
     Class B                                                                                   --              --
     Class E                                                                                   --              --
   Cost of shares repurchased
     Class A                                                                         (185,589,519)   (184,271,031)
     Class B                                                                           (3,731,093)             --
     Class E                                                                           (2,640,873)             --
                                                                                   --------------  --------------
   Net increase (decrease) in net assets from capital share transactions               90,038,344    (131,765,348)
                                                                                   --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               193,945,587    (147,158,351)
   Net assets at beginning of period                                                  990,108,710   1,137,267,061
                                                                                   --------------  --------------
   Net assets at end of period                                                     $1,184,054,297  $  990,108,710
                                                                                   ==============  ==============
   Net assets at end of period includes undistributed net investment income        $    3,561,905  $    1,953,608
                                                                                   ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                                   CLASS A
JANUS FORTY PORTFOLIO                                                  ---------------------------------------------------
                                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                       ---------------------------------------------------
                                                                           2007         2006         2005        2004++
                                                                       --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  77.64     $  78.28     $  66.23     $  55.41
                                                                       --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................     0.17 (a)     0.14 (a)    (0.04)(a)    (0.09)(a)
Net Realized/Unrealized Gain on Investments...........................    20.21         2.13        12.09        10.91 (a)
                                                                       --------     --------     --------     --------
Total from Investment Operations......................................    20.38         2.27        12.05        10.82
                                                                       --------     --------     --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................    (0.15)          --           --           --
Distributions from Net Realized Capital Gains.........................   (14.06)       (2.91)          --           --
Return of Capital.....................................................       --           --           --           --
                                                                       --------     --------     --------     --------
Total Distributions...................................................   (14.21)       (2.91)          --           --
                                                                       --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD........................................ $  83.81     $  77.64     $  78.28     $  66.23
                                                                       ========     ========     ========     ========
TOTAL RETURN                                                              30.46%        3.08%       18.19 %      19.53 %
Ratio of Expenses to Average Net Assets...............................     0.69%        0.73%        0.78 %       0.82 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................     0.70%        0.73%        0.78 %       0.82 %
Ratio of Net Investment Income (Loss) to Average Net Assets...........     0.23%        0.19%       (0.06)%      (0.15)%
Portfolio Turnover Rate...............................................     30.1%        60.5%        30.0 %       16.0 %
Net Assets, End of Period (in millions)............................... $1,122.3     $  990.1     $1,137.0     $1,042.0

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:


JANUS FORTY PORTFOLIO                                                  ---------

                                                                       ---------
                                                                          2003++
                                                                       --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  44.38
                                                                       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................     0.07 (a)
Net Realized/Unrealized Gain on Investments...........................    10.99 (a)
                                                                       --------
Total from Investment Operations......................................    11.06
                                                                       --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................    (0.03)
Distributions from Net Realized Capital Gains.........................       --
Return of Capital.....................................................    (0.00)+
                                                                       --------
Total Distributions...................................................    (0.03)
                                                                       --------
NET ASSET VALUE, END OF PERIOD........................................ $  55.41
                                                                       ========
TOTAL RETURN                                                              24.91%
Ratio of Expenses to Average Net Assets...............................     0.82%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................     0.84%
Ratio of Net Investment Income (Loss) to Average Net Assets...........     0.14%
Portfolio Turnover Rate...............................................     59.0%
Net Assets, End of Period (in millions)............................... $  986.0

                                                                         CLASS B
                                                                       ------------
                                                                       FOR THE YEAR
                                                                          ENDED
                                                                       DECEMBER 31,
                                                                         2007(B)
                                                                       ------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................    $66.33
                                                                          ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss...................................................     (0.11)(a)
Net Realized/Unrealized Gain on Investments...........................     14.84
                                                                          ------
Total from Investment Operations......................................     14.73
                                                                          ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................        --
Distributions from Net Realized Capital Gains.........................        --
                                                                          ------
Total Distributions...................................................        --
                                                                          ------
NET ASSET VALUE, END OF PERIOD........................................    $81.06
                                                                          ======
TOTAL RETURN                                                               22.21 %
Ratio of Expenses to Average Net Assets...............................      0.96 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................      0.96 %*
Ratio of Net Investment Loss to Average Net Assets....................     (0.21)%*
Portfolio Turnover Rate...............................................      30.1 %
Net Assets, End of Period (in millions)...............................    $ 47.2

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations - 04/28/2007.
+  Rounds to less than $0.005 per share.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                          CLASS E
JANUS FORTY PORTFOLIO                                                  --------------
                                                                       FOR THE PERIOD
                                                                           ENDED
                                                                        DECEMBER 31,
                                                                          2007(B)
                                                                       --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................     $67.23
                                                                           ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss...................................................      (0.05)(a)
Net Realized/Unrealized Gain on Investments...........................      15.04
                                                                           ------
Total from Investment Operations......................................      14.99
                                                                           ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................         --
Distributions from Net Realized Capital Gains.........................         --
                                                                           ------
Total Distributions...................................................         --
                                                                           ------
NET ASSET VALUE, END OF PERIOD........................................     $82.22
                                                                           ======
TOTAL RETURN                                                                22.30 %
Ratio of Expenses to Average Net Assets...............................       0.86 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................       0.86 %*
Ratio of Net Investment Loss to Average Net Assets....................      (0.10)%*
Portfolio Turnover Rate...............................................       30.1 %
Net Assets, End of Period (in millions)...............................     $ 14.6

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations - 04/28/2007.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Janus Forty Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B, and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2007, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                    Expiring    Expiring     Expiring    Expiring
Portfolio                Total     12/31/2009  12/31/2010   12/31/2011  12/31/2012
---------             ------------ ----------- ----------- ------------ -----------

Janus Forty Portfolio $247,352,966 $15,735,684 $74,123,366 $104,924,615 $52,569,301

On May 1, 2006, the Capital Appreciation Fund, a series of The Travelers Series Trust, was reorganized into the Janus Capital Appreciation Portfolio, a series of Met Investors Series Trust. The Portfolio acquired capital losses of $338,668,642 which are subject to an annual limitation of $45,657,838.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. SHORT SALES - The Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and
(ii) segregated in connection with short sales.

H. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

I. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Janus Capital Management LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                        Management Fees
                       earned by Manager
                       for the year ended
 Portfolio             December 31, 2007  % per annum Average Daily Net Assets
 ---------             ------------------ ----------- ------------------------

 Janus Forty Portfolio     $6,611,066        0.65%    First $1 Billion

                                             0.60%    Over $1 Billion

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                        Maximum Expense Ratio
                                        under current Expense
                                        Limitation Agreement
                                       ----------------------
                 Portfolio             Class A Class B Class E
                 ---------             ------- ------- -------

                 Janus Forty Portfolio  1.25%   1.50%   1.40%

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                         Shares Issued             Net Increase
                                            Through                 (Decrease)
                      Beginning  Shares    Dividend      Shares     in Shares     Ending
                       Shares     Sold   Reinvestment  Repurchased Outstanding    Shares
                      ---------- ------- ------------- ----------- ------------ ----------

Janus Forty Portfolio

 Class A

 12/31/2007           12,753,231 603,311   2,497,079   (2,463,222)     637,168  13,390,399
 12/31/2006           14,528,622 153,034     550,130   (2,478,555)  (1,775,391) 12,753,231

 Class B

 4/28/2007-12/31/2007         -- 633,782          --      (51,750)     582,032     582,032

 Class E

 4/28/2007-12/31/2007         -- 212,578          --      (35,136)     177,442     177,442

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                Purchases                        Sales
                      ------------------------------ ------------------------------
                      U.S. Government Non-Government U.S. Government Non-Government
                      --------------- -------------- --------------- --------------

Janus Forty Portfolio       $--        $287,592,974        $--        $512,070,390

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                         Federal       Gross         Gross
                        Income Tax   Unrealized    Unrealized   Net Unrealized
 Portfolio                 Cost     Appreciation (Depreciation)  Appreciation
 ---------             ------------ ------------ -------------- --------------

 Janus Forty Portfolio $823,793,521 $411,540,100  $(31,876,206)  $379,663,894

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                        Value of    Value of
                            Value of      Cash      Non-Cash     Total
                           Securities  Collateral  Collateral* Collateral
     -                     ----------- ----------- ----------- -----------

     Janus Forty Portfolio $41,970,130 $19,878,427 $23,071,668 $42,950,095

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                      Ordinary Income  Long-Term Capital Gain           Total
                      --------------- ------------------------ ------------------------
                         2007    2006     2007        2006         2007        2006
                      ---------- ---- ------------ ----------- ------------ -----------

Janus Forty Portfolio $1,749,977 $--  $168,276,133 $40,759,161 $170,026,110 $40,759,161

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                      Undistributed Undistributed     Net
                        Ordinary      Long-Term    Unrealized  Loss Carryforwards
                         Income         Gain      Appreciation   and Deferrals       Total
                      ------------- ------------- ------------ ------------------ ------------

Janus Forty Portfolio  $65,571,197   $28,388,991  $379,699,505   $(247,352,966)   $226,306,727

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity,

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

9. RECENT ACCOUNTING PRONOUNCEMENTS - CONTINUED

including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Janus Forty Portfolio (formerly Janus Capital Appreciation Portfolio), one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Janus Forty Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                             Number of
                                                                                             Portfolios
                                                                                              in Fund
                      Position(s)   Term of Office                                            Complex
Name, Age and          Held with    and Length of          Principal Occupation(s)            overseen   Other Directorships
Address                the Trust     Time Served             During Past 5 Years            by Trustee**   Held by Trustee
-------              -------------- -------------- ---------------------------------------- ------------ -------------------
The Executive
Officers
--------
Jeffrey A. Tupper    Chief           From August   Since October 2006, Assistant Vice           N/A              N/A
(37)                 Financial       2002 to       President, MetLife Group, Inc. Since
                     Officer,        present.      February 2001, Assistant Vice President
                     Treasurer                     of MetLife Investors Insurance Company.

Michael K. Farrell   Executive Vice  From August   Since December 2005, Executive Vice          N/A              N/A
(55)                 President       2002 to       President of Metropolitan Life Insurance
                                     present.      Company; since July 2002, Chief
                                                   Executive Officer of MetLife Investors
                                                   Group, Inc. and Met Investors Advisory
                                                   LLC; since April 2001, Chief Executive
                                                   Officer of MetLife Resources and Vice
                                                   President of Metropolitan Life Insurance
                                                   Company; since January 1990, President
                                                   of Michael K. Farrell Associates, Inc.
                                                   (qualified retirement plans for non-
                                                   profit organizations).

Richard C. Pearson   Vice President  From          Since July 2002, President of MetLife        N/A              N/A
(64)                 and Secretary   December      Investors Distribution Company; since
                                     2000 to       January, 2002, Secretary of Met
                                     present.      Investors Advisory LLC; since January
                                                   2001, Senior Vice President, General
                                                   Counsel and Secretary of MetLife
                                                   Investors Group, Inc.; since November
                                                   2000, Vice President, General Counsel
                                                   and Secretary of Met Investors Advisory
                                                   LLC; from 1998 to November 2000,
                                                   President, Security First Group, Inc.

Jeffrey P. Halperin  Chief           From August   Since March 2006, Vice President,            N/A              N/A
(40)                 Compliance      2006 to       Corporate Ethics and Compliance
Metropolitan Life    Officer         present.      Department, MetLife, Inc.; from October
Insurance Company                                  2002 to March 2006, Assistant Vice
One MetLife Plaza                                  President; from November 2005 to August
27-01 Queens Plaza                                 2006, Interim Chief Compliance Officer,
North                                              Met Investors Series Trust; Since April
Long Island City,                                  2007, Chief Compliance Officer,
NY 11101                                           Metropolitan Series Funds; from August
                                                   2006 to April 2007, Interim Chief
                                                   Compliance Officer, Metropolitan Series
                                                   Funds; since August 2006, Chief
                                                   Compliance Officer, Met Investors
                                                   Advisory, LLC and MetLife Advisers, LLC;
                                                   since November 2006, Chief Compliance
                                                   Officer, MetLife Investment Advisors
                                                   Company, LLC.

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series
Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Janus Capital Management
LLC (the "Janus Adviser") for investment advisory services in connection with the investment management for the Janus Forty Portfolio (the "Janus Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the Janus Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Janus Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Janus Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the Janus Portfolio within its performance universe. The Board took into account that the Janus Portfolio performed well above the median and Lipper index of its performance universe for the one-, three- and five-year periods. The Board considered the analysis provided in the B-M Report demonstrating that the Janus Portfolio performed above the S&P 500 benchmark for the one-, three- and five-year periods. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Janus Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Janus Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Janus Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median, expense universe median and the sub-advised expense universe median. The Board also noted that the Janus Portfolio's actual management fees were below the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Janus Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Janus Portfolio's contractual management fees were below the normalized median of the expense group at the Janus Portfolio's current size. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Janus Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Janus Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Janus Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Janus Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Janus Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Janus Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Janus Adviser's ability to perform under its Advisory Agreement. These factors included: the Janus Adviser's financial condition; the Janus Adviser's current level of staffing and its overall resources, as well as its compensation program; the Janus Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Janus Adviser's management style and long-term performance record with respect to the Janus Portfolio; and the Janus Portfolio's performance record. With respect to the Janus Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Janus Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Janus Portfolio's performance for the one-, three- and five-year periods as compared to its peer universe and noted that the Board reviews on a quarterly basis detailed information about the Janus Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Janus Adviser's investment process and philosophy. The Board considered that the Janus Adviser's responsibilities include the development and maintenance of an investment program for the Janus Portfolio which is consistent with the Janus Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Janus Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Janus Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Janus Adviser's estimated profitability from its relationship with the Janus Portfolio as described below and possible economies of scale. With respect to the Janus Portfolio, the Board also compared the subadvisory fees paid to fees charged by the Janus Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, including separate accounts. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Janus Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Janus Adviser of its relationship with the Janus Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received portfolio specific data with regard to the profitability of the Janus Portfolio. The Board analyzed the reasonableness of the profitability of the Janus Adviser and found no indication of excessive profitability. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Janus Adviser and its affiliates by virtue of the Janus Adviser's relationship to the Janus Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Janus Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Janus Adviser, the Board determined approval of the Advisory Agreement for the Janus Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Janus Portfolio.

                          MET INVESTORS SERIES TRUST


                                    Lazard
                               Mid-Cap Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                            FOR THE YEAR ENDED 12/31/07
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


Equity markets continued to rise in 2007, but the rise was more volatile and many trends in place in recent years reversed. After an extended period of easily available credit, increasing defaults among subprime U.S. mortgages led to a sharp rise in the yield spreads above Treasurys among a wide variety of debt instruments, including the LIBOR rates at which banks makes loans to one another. Throughout the year, the market grappled with intensifying credit problems on the one hand and continued robust global growth and the efforts of central banks to stabilize credit markets on the other. This led to a volatile market with sharp swings in market sentiment. Financial stocks were particularly hard hit in the decline, based on concerns that they would suffer losses in their investment portfolios and reduced fee income due to a slowdown in new security issuance. In addition, investment banks that had extended financing to fund recent mergers faced losses due to their inability to resell the loans profitably in a more risk-adverse environment. More cyclical areas of the market, such as materials, energy, industrials and technology outperformed during the year, as investors expect emerging economies to continue to grow strongly even if weakness in the U.S. housing market leads to a significant economic slowdown in the United States. In addition, the aggressive cuts in interest rates triggered fears that easier monetary policy could cause an upturn in inflation, increasing the attractiveness of hard assets such as commodities. The utilities and consumer staples sectors also outperformed, as investors sought defensive characteristics amid an uncertain economic outlook. Conversely, financial stocks underperformed, and consumer discretionary stocks were weak due to the negative impact of declining housing prices on consumer confidence.

Performance for 2007 can be broken down into two distinct periods, as the market environment changed dramatically midway through the year. The portfolio benefited from solid broad-based stock selection during the first half of the year, in some cases driven by robust corporate activity, as five of the portfolio's holdings were acquired in the second quarter alone (Alltel Corp., CDW Corp., A.G. Edwards, Solectron and Avaya). The majority of these acquisitions were made by private-equity firms. These buyers, similar to our investment style, focus on buying companies with high levels of free cash flow at attractive valuations. We rotated capital away from these acquired holdings into areas we viewed as being inexpensive, such as the consumer discretionary sector. However, the market environment changed during the second half of the year, as volatility increased due to losses in subprime mortgages, significant write downs at some large financial institutions and an overall slowdown in housing. This period proved difficult for the portfolio, due to its exposure to companies whose businesses operate primarily in the United States and a lack of exposure to more highly valued companies exposed to non-U.S. growth. Overall, stock selection in the consumer discretionary sector accounted for a majority of the portfolio's underperformance, due to uncertainty about the impact of the housing slowdown on consumer spending. Generally weak consumer spending, as well as a decline in the number of department stores where the company's traditional brands are sold, hurt the performance of retailer Liz Claiborne. However, we believe that management's strategy of using the cash flow from mature brands to fund expansion into faster-growing brands is sound. Holdings in J.C. Penney also declined, after the company reported disappointing earnings due to slower sales and warmer-than-expected weather. However, our long-term view for the company is still positive, as we believe it will benefit from supply chain improvements and a focus on exclusive brands. Other consumer discretionary holdings were weak, including restaurant operators Darden and Brinker International as well as phone directory providers R.H. Donnelley and Idearc. Stock selection in the industrials sector also detracted from performance, due to the portfolio's exposure to U.S.-centric industrials and a lack of exposure to more global areas such as construction and engineering. Shares of Pitney Bowes declined after the company announced a disappointing quarter. Earnings for the most recent quarter were below estimates and lower than the same period a year ago, as sales were hurt by weakness in the financial-services industry. Industrial holdings with exposure to housing, such as Masco and USG, also detracted from performance. Despite the housing slow down, Masco continues to generate a significant amount of free cash flow, which it is using to buy back stock and pay an attractive dividend.

2007 was a challenging year for the Portfolio, particularly in the second half of the year. Valuation measures in general, and free cash flow yield in particular, were not good predictors of stock performance this year. Amid uncertainty about U.S. economic growth, investors favored the strong-performing sectors expected to benefit from international growth, particularly in emerging markets, at the expense of valuation and the sectors more reliant on the U.S. economy. While the slump in housing prices has pressured U.S.-centric and consumer-related stocks, we believe that the recent volatility and extremely strong negative sentiment toward these groups has created opportunities among high-quality franchises that are attractively valued yet offer high returns on capital and strong levels of free cash flow. The Portfolio's free-cash-flow yield, compared to the market, has one of the widest premiums we have seen, and we believe that this will drive an improvement in relative performance over the next few quarters.

Disclosures: Information and opinions presented have been obtained or derived from sources believed by Lazard to be reliable. Lazard makes no representation as to their accuracy or completeness. All opinions expressed herein are as of 12/31/07 and are subject to change.

The securities identified are not necessarily held by Lazard Asset Management for all client portfolios, and should not be considered a recommendation or solicitation to purchase or sell these securities. It should not be assumed that any investment in these securities was, or will be profitable.

Past performance is not indicative of future results.

TEAM MANAGED

The Portfolio is managed by Andrew Lacey, Christopher Blake, Gary Buesser and Robert Failla.
LAZARD ASSET MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                            FOR THE YEAR ENDED 12/31/07
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Flextronics International, Ltd.   3.40%
                   ------------------------------------------
                   Pitney Bowes, Inc.                2.73%
                   ------------------------------------------
                   Citizens Communications Co.       2.61%
                   ------------------------------------------
                   Ingram Micro, Inc.--Class A       2.44%
                   ------------------------------------------
                   Dover Corp.                       2.37%
                   ------------------------------------------
                   Barr Pharmaceuticals, Inc.        2.30%
                   ------------------------------------------
                   Cintas Corp.                      2.15%
                   ------------------------------------------
                   Masco Corp.                       2.09%
                   ------------------------------------------
                   Lincoln National Corp.            2.00%
                   ------------------------------------------
                   Covanta Holding Corp.             1.96%
                   ------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                     [CHART]

Cyclical             18.9%
Financials           18.8%
Industrials          17.3%
Non-Cyclical         13.9%
Energy               12.2%
Technology            9.5%
Communications        7.5%
Basic Materials       1.9%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                            FOR THE YEAR ENDED 12/31/07
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

                      LAZARD MID-CAP PORTFOLIO MANAGED BY
          LAZARD ASSET MANAGEMENT LLC VS. RUSSELL MIDCAP(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                     Fund               Russell Midcap Index
                      ----               --------------------
  10/9/2001          $10,000                    $10,000
  12/31/2001          11,026                     11,463
  12/31/2002          9,843                      9,608
  12/31/2003          12,406                     13,457
  12/31/2004          14,183                     16,177
  12/31/2005          15,336                     18,225
  12/31/2006          17,587                     21,005
  12/31/2007          17,110                     22,182



    ------------------------------------------------------------
                                   Average Annual Return/2/
                                (for the year ended 12/31/07)
    ------------------------------------------------------------
                                                       Since
                               1 Year 3 Year 5 Year Inception/3/
    ------------------------------------------------------------
    Lazard Mid-Cap
    Portfolio--Class A         -2.47%  6.69% 11.96%    7.91%
--  Class B                    -2.71%  6.43% 11.72%    9.01%
    Class E                    -2.64%  6.53% 11.82%    7.09%
    ------------------------------------------------------------
- - Russell Midcap(R) Index/1/  5.60% 11.09% 18.21%   14.00%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 30% of the total market capitalization of the Russell 1000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $6.3 billion; the median market capitalization was approximately $4.7 billion. The largest company in the Index had a market capitalization of $18.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/01/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
LAZARD MID-CAP PORTFOLIO                    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  866.80        $3.62
  Hypothetical (5% return before expenses)     1,000.00      1,021.32         3.92
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $  865.50        $4.80
  Hypothetical (5% return before expenses)     1,000.00      1,020.06         5.19
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $  865.80        $4.33
  Hypothetical (5% return before expenses)     1,000.00      1,020.57         4.69
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.77%, 1.02%, and 0.92% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LAZARD MID-CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


        -------------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        -------------------------------------------------------------------

        COMMON STOCKS - 95.8%
        BEVERAGES - 3.4%
        Coca-Cola Enterprises, Inc............     542,900 $  14,131,687
        Molson Coors Brewing Co. - Class B....     268,600    13,865,132
                                                           -------------
                                                              27,996,819
                                                           -------------
        BUILDING PRODUCTS - 2.8%
        Masco Corp.(a)........................     806,100    17,419,821
        USG Corp.*(a).........................     169,300     6,059,247
                                                           -------------
                                                              23,479,068
                                                           -------------
        CAPITAL MARKETS - 1.3%
        Ameriprise Financial, Inc.............     201,200    11,088,132
                                                           -------------
        CHEMICALS - 0.8%
        RPM International, Inc................     346,600     7,035,980
                                                           -------------
        COMMERCIAL BANKS - 2.7%
        First Horizon National Corp.(a).......     211,410     3,837,092
        Huntington Bancshares, Inc.(a)........     715,400    10,559,304
        Marshall & Ilsley Corp................     301,298     7,978,371
                                                           -------------
                                                              22,374,767
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 6.8%
        Cintas Corp...........................     533,000    17,919,460
        Covanta Holding Corp.*(a).............     590,800    16,341,528
        Pitney Bowes, Inc.....................     597,900    22,744,116
                                                           -------------
                                                              57,005,104
                                                           -------------
        COMPUTERS & PERIPHERALS - 3.7%
        Lexmark International, Inc. - Class A*     364,700    12,713,442
        QLogic Corp.*.........................     510,200     7,244,840
        Sun Microsystems, Inc.*...............     609,349    11,047,497
                                                           -------------
                                                              31,005,779
                                                           -------------
        CONTAINERS & PACKAGING - 2.5%
        Ball Corp.............................     248,000    11,160,000
        Bemis Co., Inc.(a)....................     362,600     9,927,988
                                                           -------------
                                                              21,087,988
                                                           -------------
        DIVERSIFIED TELECOMMUNICATION SERVICES - 2.6%
        Citizens Communications Co.(a)........   1,706,900    21,728,837
                                                           -------------
        ELECTRICAL EQUIPMENT & SERVICES - 1.1%
        Hubbell, Inc. - Class B...............     179,100     9,241,560
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 7.2%
        Arrow Electronics, Inc.*(a)...........     290,100    11,395,128
        Flextronics International, Ltd.*......   2,348,000    28,316,880
        Ingram Micro, Inc. - Class A*.........   1,125,100    20,296,804
                                                           -------------
                                                              60,008,812
                                                           -------------
        ENERGY EQUIPMENT & SERVICES - 4.2%
        BJ Services Co.(a)....................     566,400    13,740,864
        Patterson-UTI Energy, Inc.(a).........     559,100    10,913,632
        Pride International, Inc.*............     310,500    10,525,950
                                                           -------------
                                                              35,180,446
                                                           -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        FOOD PRODUCTS - 3.6%
        Pilgrim's Pride Corp.(a).............     506,900 $  14,674,755
        Smithfield Foods, Inc.*(a)...........     522,000    15,096,240
                                                          -------------
                                                             29,770,995
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
        Hospira, Inc.*.......................     318,800    13,593,632
                                                          -------------
        HEALTH CARE PROVIDERS & SERVICES - 1.4%
        Omnicare, Inc.(a)....................     504,200    11,500,802
                                                          -------------
        HOTELS, RESTAURANTS & LEISURE - 3.9%
        Brinker International, Inc.(a).......     597,200    11,681,232
        Darden Restaurants, Inc..............     291,500     8,077,465
        Royal Caribbean Cruises, Ltd.(a).....     304,500    12,922,980
                                                          -------------
                                                             32,681,677
                                                          -------------
        HOUSEHOLD DURABLES - 1.6%
        Centex Corp.(a)......................     228,000     5,759,280
        D.R. Horton, Inc.(a).................     577,400     7,604,358
                                                          -------------
                                                             13,363,638
                                                          -------------
        INDUSTRIAL CONGLOMERATES - 1.1%
        Textron, Inc.........................     125,800     8,969,540
                                                          -------------
        INSURANCE - 9.6%
        Aon Corp.............................     171,900     8,197,911
        Lincoln National Corp................     285,705    16,633,745
        Marsh & McLennan Cos., Inc...........     435,000    11,514,450
        OneBeacon Insurance Group, Ltd.(a)...     555,500    11,943,250
        PartnerRe, Ltd.(a)...................     103,100     8,508,843
        RenaissanceRe Holdings, Ltd..........     214,900    12,945,576
        Willis Group Holdings, Ltd...........     265,100    10,065,847
                                                          -------------
                                                             79,809,622
                                                          -------------
        IT SERVICES - 1.5%
        NeuStar, Inc. - Class A*(a)..........     426,600    12,234,888
                                                          -------------
        LIFE SCIENCES TOOLS & SERVICES - 1.2%
        Applera Corp.........................     293,200     9,945,344
                                                          -------------
        MACHINERY - 2.4%
        Dover Corp...........................     427,600    19,708,084
                                                          -------------
        MEDIA - 3.1%
        Idearc, Inc.(a)......................     578,900    10,165,484
        R.H. Donnelley Corp.*(a).............     425,622    15,526,691
                                                          -------------
                                                             25,692,175
                                                          -------------
        MULTILINE RETAIL - 1.5%
        J.C. Penney Co., Inc.................     281,100    12,365,589
                                                          -------------
        OIL, GAS & CONSUMABLE FUELS - 5.5%
        Foundation Coal Holdings, Inc.(a)....     184,000     9,660,000
        Massey Energy Co.(a).................     422,300    15,097,225
        Sunoco, Inc..........................     141,500    10,250,260
        Williams Cos., Inc. (The)............     295,300    10,565,834
                                                          -------------
                                                             45,573,319
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LAZARD MID-CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       PAPER & FOREST PRODUCTS - 1.0%
       Louisiana-Pacific Corp.(a)..............     587,800 $   8,041,104
                                                            -------------
       PHARMACEUTICALS - 3.4%
       Barr Pharmaceuticals, Inc.*.............     360,100    19,121,310
       Warner Chilcott, Ltd.*(a)...............     505,100     8,955,423
                                                            -------------
                                                               28,076,733
                                                            -------------
       REAL ESTATE INVESTMENT TRUSTS (REITS) - 3.2%
       CBL & Associates Properties, Inc. (REIT)     609,000    14,561,190
       Public Storage (REIT)...................     163,300    11,987,853
                                                            -------------
                                                               26,549,043
                                                            -------------

       ROAD & RAIL - 0.7%
       YRC Worldwide, Inc.*(a).................     327,900     5,603,811
                                                            -------------

       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.3%
       Analog Devices, Inc.....................     338,700    10,736,790
                                                            -------------

       SOFTWARE - 1.3%
       Sybase, Inc.*(a)........................     432,300    11,278,707
                                                            -------------

       SPECIALTY RETAIL - 2.8%
       Foot Locker, Inc........................   1,058,600    14,460,476
       Pacific Sunwear of California, Inc.*(a).     613,900     8,662,129
                                                            -------------
                                                               23,122,605
                                                            -------------

       TEXTILES, APPAREL & LUXURY GOODS - 2.8%
       Hanesbrands, Inc.*(a)...................     314,600     8,547,682
       Liz Claiborne, Inc.(a)..................     716,500    14,580,775
                                                            -------------
                                                               23,128,457
                                                            -------------

       THRIFTS & MORTGAGE FINANCE - 1.2%
       Hudson City Bancorp, Inc.(a)............     696,500    10,461,430
                                                            -------------

       TRADING COMPANIES & DISTRIBUTORS - 1.0%
       WESCO International, Inc.*(a)...........     207,700     8,233,228
                                                            -------------
       Total Common Stocks
       (Cost $883,108,379)                                    797,674,505
                                                            -------------

     ----------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 26.6%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/31/07 at 2.600% to be
       repurchased at $48,417,993 on
       01/02/08 collateralized by
       $48,590,000 U.S. Treasury Note at
       4.750% due 11/15/08 with a value of
       $49,379,588............................ $ 48,411,000 $   48,411,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  173,077,228    173,077,228
                                                            --------------
     Total Short-Term Investments
     (Cost $221,488,228)                                       221,488,228
                                                            --------------

     TOTAL INVESTMENTS - 122.4%
     (Cost $1,104,596,607)                                   1,019,162,733
                                                            --------------

     Other Assets and Liabilities (net) - (22.4)%             (186,587,973)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $  832,574,760
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

LAZARD MID-CAP PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $  797,674,505
   Repurchase Agreement                                                      48,411,000
   Cash                                                                             443
   Collateral for securities on loan                                        173,077,228
   Receivable for Trust shares sold                                           1,105,036
   Dividends receivable                                                         861,853
   Interest receivable                                                            3,501
                                                                         --------------
     Total assets                                                         1,021,133,566
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                   14,441,671
     Trust shares redeemed                                                      211,439
     Distribution and services fees--Class B                                     52,577
     Distribution and services fees--Class E                                      4,979
     Collateral for securities on loan                                      173,077,228
     Investment advisory fee (Note 3)                                           491,099
     Administration fee                                                           4,515
     Custodian and accounting fees                                              101,260
   Accrued expenses                                                             174,038
                                                                         --------------
     Total liabilities                                                      188,558,806
                                                                         --------------
NET ASSETS                                                               $  832,574,760
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $  857,013,682
   Accumulated net realized gain                                             55,942,393
   Unrealized depreciation on investments                                   (85,433,874)
   Undistributed net investment income                                        5,052,559
                                                                         --------------
     Total                                                               $  832,574,760
                                                                         ==============
NET ASSETS
   Class A                                                               $  550,787,285
                                                                         ==============
   Class B                                                                  243,555,100
                                                                         ==============
   Class E                                                                   38,232,375
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                   45,269,815
                                                                         ==============
   Class B                                                                   20,135,331
                                                                         ==============
   Class E                                                                    3,152,420
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        12.17
                                                                         ==============
   Class B                                                                        12.10
                                                                         ==============
   Class E                                                                        12.13
                                                                         ==============

----------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements and Securities
  Lending                                                                $  883,108,379

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

LAZARD MID-CAP PORTFOLIO
INVESTMENT INCOME:
   Dividends                                                              $  10,604,106
   Interest (1)                                                               1,791,662
                                                                          -------------
       Total investment income                                               12,395,768
                                                                          -------------
EXPENSES:
   Investment advisory fee (Note 3)                                           5,094,851
   Administration fees                                                           50,555
   Custody and accounting fees                                                   78,669
   Distribution fee--Class B                                                    644,517
   Distribution fee--Class E                                                     67,963
   Transfer agent fees                                                           20,401
   Audit                                                                         36,615
   Legal                                                                         57,064
   Trustee fees and expenses                                                     14,082
   Shareholder reporting                                                        221,942
   Insurance                                                                      7,309
   Other                                                                          4,505
                                                                          -------------
       Total expenses                                                         6,298,473
       Less fees waived and expenses reimbursed by the Manager                   (1,126)
       Less broker commission recapture                                        (106,159)
                                                                          -------------
   Net expenses                                                               6,191,188
                                                                          -------------
   Net investment income                                                      6,204,580
                                                                          -------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on:
       Investments                                                           88,143,702
                                                                          -------------
   Net realized gain on investments                                          88,143,702
                                                                          -------------
   Net change in unrealized depreciation on:
       Investments                                                         (133,875,405)
                                                                          -------------
   Net change in unrealized depreciation on investments                    (133,875,405)
                                                                          -------------
   Net realized and change in unrealized loss on investments                (45,731,703)
                                                                          -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ (39,527,123)
                                                                          =============

----------------------------------------------------------------------------------------
(1)Interest income includes securities lending income of:                 $     327,266

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

LAZARD MID-CAP PORTFOLIO
                                                                           Year Ended    Year Ended
                                                                          December 31,  December 31,
                                                                              2007          2006
                                                                         -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   6,204,580  $  2,657,173
   Net realized gain on investments and futures contracts                   88,143,702    24,967,756
   Net change in unrealized appreciation (depreciation) on investments    (133,875,405)   33,713,317
                                                                         -------------  ------------
   Net increase (decrease) in net assets resulting from operations         (39,527,123)   61,338,246
                                                                         -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                (2,359,453)     (604,066)
     Class B                                                                  (841,667)     (617,620)
     Class E                                                                  (220,835)     (126,614)
   From net realized gains
     Class A                                                               (32,336,865)  (13,270,801)
     Class B                                                               (20,992,665)  (24,211,011)
     Class E                                                                (3,958,801)   (3,826,111)
                                                                         -------------  ------------
   Net decrease in net assets resulting from distributions                 (60,710,286)  (42,656,223)
                                                                         -------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                                               266,411,909   209,238,546
     Class B                                                               125,838,626    19,609,795
     Class E                                                                29,824,295     4,348,643
   Net asset value of shares issued through acquisition
     Class A                                                                52,674,423            --
     Class B                                                                11,229,550            --
     Class E                                                                        --            --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                34,696,318    13,874,867
     Class B                                                                21,834,332    24,828,631
     Class E                                                                 4,179,636     3,952,725
   Cost of shares repurchased
     Class A                                                               (36,420,082)  (15,429,381)
     Class B                                                              (116,717,135)  (30,758,205)
     Class E                                                               (25,817,452)   (5,369,828)
                                                                         -------------  ------------
   Net increase in net assets from capital share transactions              367,734,420   224,295,793
                                                                         -------------  ------------
TOTAL INCREASE IN NET ASSETS                                               267,497,011   242,977,816
   Net assets at beginning of period                                       565,077,749   322,099,933
                                                                         -------------  ------------
   Net assets at end of period                                           $ 832,574,760  $565,077,749
                                                                         =============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $   5,052,559  $  2,656,631
                                                                         =============  ============


                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                              CLASS A
LAZARD MID-CAP PORTFOLIO                                               --------------------------------------------------
                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                       --------------------------------------------------
                                                                          2007       2006       2005       2004       2003
                                                                       ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $13.74     $13.65     $14.13     $12.33     $ 9.85
                                                                       ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.13 (a)   0.10 (a)   0.04 (a)   0.08 (a)   0.01 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................  (0.33)      1.75       1.16       1.72       2.58
                                                                       ------     ------     ------     ------     ------
Total from Investment Operations......................................  (0.20)      1.85       1.20       1.80       2.59
                                                                       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.09)     (0.08)     (0.06)        --      (0.01)
Distributions from Net Realized Capital Gains.........................  (1.28)     (1.68)     (1.62)        --      (0.10)
                                                                       ------     ------     ------     ------     ------
Total Distributions...................................................  (1.37)     (1.76)     (1.68)        --      (0.11)
                                                                       ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $12.17     $13.74     $13.65     $14.13     $12.33
                                                                       ======     ======     ======     ======     ======
TOTAL RETURN                                                            (2.47)%    14.87%      8.40%     14.60%     26.42%
Ratio of Expenses to Average Net Assets**.............................   0.75 %     0.77%      0.79%      0.85%      0.93%
Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A        N/A        N/A        N/A       0.92%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.76 %     0.80%      0.82%      0.83%(b)   0.96%(b)
Ratio of Net Investment Income to Average Net Assets..................   0.96 %     0.76%      0.63%      0.59%      0.10%
Portfolio Turnover Rate...............................................   89.9 %     65.4%     170.0%      90.7%      36.2%
Net Assets, End of Period (in millions)............................... $550.8     $312.2     $ 89.0     $ 58.8     $  4.5

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                               CLASS B
LAZARD MID-CAP PORTFOLIO                                               ---------------------------------------------------
                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                       ---------------------------------------------------
                                                                          2007        2006       2005       2004       2003
                                                                       -------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 13.65     $13.57     $14.05     $12.29     $ 9.83
                                                                       -------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................    0.09 (a)   0.06 (a)   0.05 (a)   0.02 (a)  (0.01) (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   (0.31)      1.74       1.10       1.74       2.57
                                                                       -------     ------     ------     ------     ------
Total from Investment Operations......................................   (0.22)      1.80       1.15       1.76       2.56
                                                                       -------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................   (0.05)     (0.04)     (0.01)        --      (0.00)+
Distributions from Net Realized Capital Gains.........................   (1.28)     (1.68)     (1.62)        --      (0.10)
                                                                       -------     ------     ------     ------     ------
Total Distributions...................................................   (1.33)     (1.72)     (1.63)        --      (0.10)
                                                                       -------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $ 12.10     $13.65     $13.57     $14.05     $12.29
                                                                       =======     ======     ======     ======     ======
TOTAL RETURN                                                             (2.71)%    14.67%      8.06%     14.32%     26.03%
Ratio of Expenses to Average Net Assets**.............................    0.99 %     1.02%      1.03%      1.08%      1.19%
Ratio of Expenses to Average Net Assets After Broker Rebates**........     N/A        N/A        N/A        N/A       1.19%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................    1.00 %     1.05%      1.07%      1.03%(b)   1.15%(b)
Ratio of Net Investment Income (Loss) to Average Net Assets...........    0.67 %     0.48%      0.38%      0.16%     (0.08)%
Portfolio Turnover Rate...............................................    89.9 %     65.4%     170.0%      90.7%      36.2%
Net Assets, End of Period (in millions)............................... $ 243.6     $216.8     $200.4     $211.0     $211.8

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                          CLASS E
LAZARD MID-CAP PORTFOLIO                           --------------------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                   --------------------------------------------------
                                                      2007       2006       2005       2004       2003
                                                   ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.............. $13.69     $13.61     $14.10     $12.32     $ 9.84
                                                   ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.............................   0.10 (a)   0.08 (a)   0.07 (a)   0.04 (a)   0.00+(a)
Net Realized/Unrealized Gain (Loss) on Investments  (0.31)      1.74       1.10       1.74       2.58
                                                   ------     ------     ------     ------     ------
Total from Investment Operations..................  (0.21)      1.82       1.17       1.78       2.58
                                                   ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..............  (0.07)     (0.06)     (0.04)        --      (0.00)+
Distributions from Net Realized Capital Gains.....  (1.28)     (1.68)     (1.62)        --      (0.10)
                                                   ------     ------     ------     ------     ------
Total Distributions...............................  (1.35)     (1.74)     (1.66)        --      (0.10)
                                                   ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD.................... $12.13     $13.69     $13.61     $14.10     $12.32
                                                   ======     ======     ======     ======     ======
TOTAL RETURN                                        (2.64)%    14.74%      8.23%     14.45%     26.35%
Ratio of Expenses to Average Net Assets**.........   0.89 %     0.93%      0.93%      0.98%      1.09%
Ratio of Expenses to Average Net Assets After
  Broker Rebates**................................    N/A        N/A        N/A        N/A       1.08%
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates.......................   0.90 %     0.95%      0.97%      0.94%(b)   1.07%(b)
Ratio of Net Investment Income to Average Net
  Assets..........................................   0.76 %     0.58%      0.49%      0.29%      0.02%
Portfolio Turnover Rate...........................   89.9 %     65.4%     170.0%      90.7%      36.2%
Net Assets, End of Period (in millions)........... $ 38.2     $ 36.0     $ 32.6     $ 30.5     $ 19.8

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Lazard Mid-Cap Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

I. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lazard Asset Management LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                          Management Fees
                         earned by Manager
                         for the year ended
Portfolio                December 31, 2007  % per annum  Average Daily Net Assets
---------                ------------------ ----------- --------------------------
Lazard Mid-Cap Portfolio     $5,094,851         0.70%   First $500 Million
                                               0.675%   $500 Million to $1 Billion
                                                0.60%   Over $1 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                        Expenses Deferred in
                                                        --------------------
                                                          2006       2007
                                 Maximum Expense Ratio   --------    ------
                                 under current Expense  Subject to repayment
                                 Limitation Agreement   until December 31,
                                ----------------------  --------------------
       Portfolio                Class A Class B Class E   2011       2012
       ---------                ------- ------- -------  --------    ------

       Lazard Mid-Cap Portfolio  0.80%   1.05%   0.95%  $136,118*   $1,126

* On April 27, 2007, the Pioneer Mid-Cap Value Portfolio merged with and into the Lazard Mid-Cap Portfolio. The repayment of the subsidy amount for the Pioneer Mid-Cap Value Portfolio will occur from the Lazard Mid-Cap Portfolio.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the year ended December 31, 2007 is shown as investment advisory fee waiver in the statement of operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                               Shares Issued
                                               in Connection Shares Issued
                                                   with         Through                Net Increase
                         Beginning    Shares    Acquisition    Dividend      Shares     in Shares     Ending
                          Shares       Sold      (Note 8)    Reinvestment  Repurchased Outstanding    Shares
-                        ---------- ---------- ------------- ------------- ----------- ------------ ----------

Lazard Mid-Cap Portfolio

 Class A

 12/31/2007              22,731,003 20,084,582   2,549,182     2,553,077   (2,648,029)  22,538,812  45,269,815
 12/31/2006               6,521,885 16,287,983          --     1,117,139   (1,196,004)  16,209,118  22,731,003

 Class B

 12/31/2007              15,879,390  9,555,197   2,117,803     1,612,580   (9,029,639)   4,255,941  20,135,331
 12/31/2006              14,764,291  1,480,841          --     2,008,789   (2,374,531)   1,115,099  15,879,390

 Class E

 12/31/2007               2,630,859  2,172,124          --       308,006   (1,958,569)     521,561   3,152,420
 12/31/2006               2,398,654    327,829          --       319,026     (414,650)     232,205   2,630,859

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                   Purchases                        Sales
                         ------------------------------ ------------------------------
                         U.S. Government Non-Government U.S. Government Non-Government
                         --------------- -------------- --------------- --------------

Lazard Mid-Cap Portfolio       $--        $864,846,251        $--        $625,731,526

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                            Federal        Gross         Gross
                           Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                     Cost      Appreciation (Depreciation) (Depreciation)
---------                -------------- ------------ -------------- --------------

Lazard Mid-Cap Portfolio $1,106,254,877 $27,990,704  $(115,082,848)  $(87,092,144)

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                          Value of    Value of
                             Value of       Cash      Non-Cash      Total
                            Securities   Collateral  Collateral*  Collateral
  -                        ------------ ------------ ----------- ------------

  Lazard Mid-Cap Portfolio $169,100,619 $173,077,228  $414,946   $173,492,174

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                             Ordinary Income     Long-Term Capital Gain           Total
                         ----------------------- ----------------------- -----------------------
                            2007        2006        2007        2006        2007        2006
                         ----------- ----------- ----------- ----------- ----------- -----------

Lazard Mid-Cap Portfolio $38,716,643 $16,553,650 $21,993,643 $26,102,573 $60,710,286 $42,656,223

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                         Undistributed Undistributed      Net
                           Ordinary      Long-Term     Unrealized   Loss Carryforwards
                            Income         Gain      (Depreciation)   and Deferrals        Total
                         ------------- ------------- -------------- ------------------ ------------

Lazard Mid-Cap Portfolio  $30,991,713   $31,661,509   $(87,092,144)        $--         $(24,438,922)

8. ACQUISITIONS

As of the close of business on April 27, 2007, Lazard Mid-Cap Portfolio ("Lazard") acquired all the net assets of Met/Putnam Capital Opportunities Portfolio ("Met/Putnam") and Pioneer Mid-Cap Value Portfolio ("Pioneer"), a series of Met Investors Series Trust, pursuant to a plan of reorganization approved by Met/Putnam and Pioneer shareholders on April 24, 2007.

The acquisition was accomplished by a tax-free exchange of 2,549,182 Class A shares of Lazard (valued at $35.0 Million) and 2,117,803 Class B shares of Lazard (valued at $29.0 Million) in exchange for the 2,220,759 Class A and 722,871 Class B shares of Met/Putnam and 1,561,719 Class A shares of Pioneer outstanding on April 27, 2007.

Met/Putnam Class A net assets at that date ($35.0 Million) and Class B net assets at that date ($11.2 Million), including $7,688,627 of unrealized appreciation and $42,982 of accumulated net realized losses, were combined with those of Lazard Class A and Class B, respectively. Pioneer Class A net assets at that date ($17.7 Million), including $1,577,984 of unrealized appreciation and $280,838 of accumulated net realized losses, were combined with those of Lazard Class B.

The aggregate Class A and Class B net assets of Lazard immediately before the acquisition were $383,289,168 and $247,171,254, respectively. The aggregate Class A and Class B net assets of Met/Putnam immediately before the acquisition were $34,974,776 and $11,229,550, respectively. The aggregate Class A net assets of Pioneer immediately before the acquisition were $17,699,647. The aggregate Class A and Class B net assets of Lazard immediately after the acquisition were $418,263,944 and $276,100,451, respectively.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

11. OTHER MATTERS

On November 7, 2007, the following Portfolio reorganization was approved by the Board of Trustees of the Trust, subject to shareholder approval. The shareholders are scheduled to vote on the proposed reorganization at a meeting to be held on or about February 28, 2008. If approved by the Portfolio shareholders, the reorganization will occur on or about April 28, 2008. The proposed reorganization provides for the acquisition of all the assets of Batterymarch Mid-Cap Stock Portfolio, a series of the Trust, in exchange for shares of Lazard Mid-Cap Portfolio, a series of the Trust.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lazard Mid-Cap Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Mid-Cap Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series
Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Lazard Asset Management LLC (the "Lazard Adviser") for investment advisory services in connection with the investment management for the Lazard Mid-Cap Portfolio (the "Lazard Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the Lazard Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Lazard Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Lazard Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the Lazard Portfolio within its performance universe. The Board took into account that the Lazard Portfolio performed below the median and Lipper index of its performance universe for the three- and five-year periods. The Board also noted that the Portfolio performed above the median and Lipper index for the one-year period. The Board considered the analysis provided in the B-M Report demonstrating that the Lazard Portfolio performed below the Russell Midcap benchmark return for the three- and five-year periods, and above the Russell Midcap benchmark return for the one-year period. The Board also considered that the Lazard Portfolio outperformed its Morningstar Mid Cap Blend category for the one-year period ending June 30, 2007, and was below its Morningstar Mid Cap Blend category for the three- and five-year periods. The Board noted that performance has significantly improved since the change in portfolio manager effective December 2005. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Lazard Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Lazard Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Lazard Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the Lazard Portfolio's actual management fees were below the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Lazard Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Lazard Portfolio's contractual management fees were below the normalized median of the expense group at the Lazard Portfolio's current size. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Lazard Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Lazard Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Lazard Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Lazard Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Lazard Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Lazard Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Lazard Adviser's ability to perform under its Advisory Agreement. These factors included: the Lazard Adviser's financial condition; the Lazard Adviser's current level of staffing and its overall resources, as well as its compensation program; the Lazard Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Lazard Adviser's management style and long-term performance record with respect to the Lazard Portfolio; and the Lazard Portfolio's performance record. With respect to the Lazard Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Lazard Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Lazard Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Lazard Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Lazard Adviser's investment process and philosophy. The Board considered that the Lazard Adviser's responsibilities include the development and maintenance of an investment program for the Lazard Portfolio which is consistent with the Lazard Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Lazard Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Lazard Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Lazard Adviser's estimated profitability from its relationship with the Lazard Portfolio as described below and possible economies of scale. With respect to the Lazard Portfolio, the Board also compared the subadvisory fees paid to fees charged by the Lazard Adviser to manage other subadvised portfolios, and noted the Lazard Adviser's policy of not disclosing fees paid by other clients. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Lazard Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Lazard Adviser of its relationship with the Lazard Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received portfolio specific data with regard to the profitability of the Lazard Portfolio. The Board analyzed the reasonableness of the profitability of the Lazard Adviser and found no indication of excessive profitability. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Lazard Adviser and its affiliates by virtue of the Lazard Adviser's relationship to the Lazard Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Lazard Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Lazard Adviser, the Board determined approval of the Advisory Agreement for the Lazard Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Lazard Portfolio.

                          MET INVESTORS SERIES TRUST


                              Legg Mason Partners
                          Aggressive Growth Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO     FOR THE YEAR ENDED 12/31/07
MANAGED BY CLEARBRIDGE ADVISORS, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

For the year ended December 31, 2007, the Portfolio returned 2.60%, 2.27% and 2.32% for Class A, B and E Shares, respectively, versus 11.40% for the benchmark, the Russell 3000(R) Growth Index./1/ For the fourth quarter ended December 31, 2007, the Portfolio returned -2.20% and -2.24%, for Class A and B Shares, respectively, versus -0.88% for the Russell 3000(R) Growth Index/1/.

PORTFOLIO REVIEW

For the full year 2007, on an absolute basis, the Portfolio's holdings in the energy and industrial sectors contributed to performance. Sectors that detracted from performance included the financial, consumer discretionary and information technology sectors. The subprime mortgage meltdown and accompanying credit crunch hurt both the financial and consumer discretionary sectors, while company specific issues weighed on the information technology sector.

For the fourth quarter, on an absolute basis, the Portfolio's holdings in the energy and health care sectors performed well, amid rising oil prices and defensive rotation into health care. The biggest detractors from absolute performance for the quarter came from the information technology, consumer discretionary and financial sectors.

In line with our buy-and-hold approach to portfolio management, changes to the portfolio were limited. During the fourth quarter, the Portfolio liquidated its holdings in Citadel Broadcasting Corp., and Arris Corp. became a new holding through the company's acquisition of C-Cor.net. During the year, the Portfolio added positions in Charming Shoppes and Biomimetic Therapeutics Inc. On
June 29, Tyco completed a share distribution that separated the company into three entities: Covidien Ltd., Tyco Electronics Ltd. and Tyco International Ltd. The Portfolio retains a position in each of the newly formed entities.

MARKET OVERVIEW/CONDITIONS

Benchmark stock market indexes ended the fourth quarter lower, but showed gains for the full year 2007, despite an environment of increased volatility. While most benchmark averages ended higher on the year, there were at least three major corrections. The market bottomed first in March and then tested those lows in August and November. In each case, the selling was driven by worsening conditions in the sub-prime mortgage markets and its impact on the global credit markets. By the end of the year, many of the largest U.S. financial institutions were forced to raise capital in order to shore up their balance sheets. Record high oil prices and the decline of the U.S. dollar, which set record lows against the euro, also weighed on the stock market during the second half of the year. Meanwhile, the U.S. Federal Reserve cut the fed funds rate three times during 2007, for a combined reduction of 100 basis points to 4.25%, which helped offset pressure from the credit crisis.

--------
/1/ The Russell 3000(R) Growth Index is an unmanaged index which measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.


CURRENT OUTLOOK/STRATEGY

Our 2008 outlook focuses on psychology, monetary conditions and valuation. We remind investors that the stock market tends to bottom on fear/pessimism and normally peaks on euphoria/greed. Clearly, we feel we are much closer to the former. The financial stress of 2007 has helped create a much more accommodative Federal Reserve, which has cut the fed funds rate 100 bps and the discount rate by 150 bps since the summer and continues to inject reserves into the system to maintain liquidity. On a broad market basis, valuations remain attractive. Given strong cash balances for many corporations, we expect M&A activity to remain robust. The success or failure of the Portfolio will be determined by the ability of our companies to grow earnings/cash flows over a sustained period of time while smartly allocating capital. We feel that conditions are in place for the broad market to advance from the levels at which it closed 2007.

Although we have discussed our market view above, given our long-term approach and our bottom-up investment process, our portfolio performance will ultimately be determined by our stock selection and the execution of the companies within the portfolio. In that context, we believe the companies in the portfolio are very well positioned for the long term.

              RICHARD FREEMAN           EVAN BAUMAN
              Portfolio Manager         Co-Portfolio Manager
              CLEARBRIDGE ADVISORS, LLC CLEARBRIDGE ADVISORS, LLC

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Anadarko Petroleum Corp.          10.22%
                   ------------------------------------------
                   UnitedHealth Group, Inc.           8.92%
                   ------------------------------------------
                   Weatherford International, Ltd.    7.65%
                   ------------------------------------------
                   Genzyme Corp.                      6.71%
                   ------------------------------------------
                   Biogen Idec, Inc.                  5.44%
                   ------------------------------------------
                   Lehman Brothers Holdings, Inc.     5.39%
                   ------------------------------------------
                   Forest Laboratories, Inc.          4.77%
                   ------------------------------------------
                   Grant Prideco, Inc.                3.57%
                   ------------------------------------------
                   Amgen, Inc.                        3.23%
                   ------------------------------------------
                   Comcast Corp.--Special Class A     3.18%
                   ------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO     FOR THE YEAR ENDED 12/31/07
MANAGED BY CLEARBRIDGE ADVISORS, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Communications     15.5%
Cyclical            0.1%
Non-Cyclical       38.2%
Energy             22.7%
Financials          8.2%
Industrials         7.8%
Technology          7.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO     FOR THE YEAR ENDED 12/31/07
MANAGED BY CLEARBRIDGE ADVISORS, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

          LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO MANAGED BY
         CLEARBRIDGE ADVISORS, LLC VS. RUSSELL 3000(R) GROWTH INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                 Fund       Russell 3000 Growth
                 ----       -------------------
  1/31/2001     $10,000           $10,000
  12/31/2001      7,400             7,512
  12/31/2002      5,341             5,406
  12/31/2003      6,991             7,081
  12/31/2004      7,582             7,571
  12/31/2005      8,611             7,963
  12/31/2006      8,461             8,716
  12/31/2007      8,653             9,710




    -----------------------------------------------------------------
                                        Average Annual Return/2/
                                     (for the year ended 12/31/07)
    -----------------------------------------------------------------
                                                            Since
                                    1 Year 3 Year 5 Year Inception/3/
    -----------------------------------------------------------------
    Legg Mason Partners
    Aggressive Growth
    Portfolio--Class A               2.60% 4.75%  10.36%    2.83%
--  Class B                          2.27% 4.50%  10.13%   -2.08%
    Class E                          2.32% 4.60%      --    9.56%
    -----------------------------------------------------------------
- - Russell 3000(R) Growth Index/1/ 11.40% 8.64%  12.42%   -0.43%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of Class A and E shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell 3000(R) Growth Index is an unmanaged index which measures the performance of those Russell 3000(R) Index companies with higher price-to- book ratios and higher forecasted growth values. The Index does not include Fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Inception of Class E shares is 4/17/03. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                                 BEGINNING     ENDING        EXPENSES PAID
                                                 ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                 7/1/07        12/31/07      7/1/07-12/31/07
LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                           $1,000.00     $  970.40        $3.38
  Hypothetical (5% return before expenses)          1,000.00      1,021.78         3.47
-----------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                           $1,000.00     $  968.70        $4.57
  Hypothetical (5% return before expenses)          1,000.00      1,020.57         4.69
-----------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                           $1,000.00     $  968.80        $4.07
  Hypothetical (5% return before expenses)          1,000.00      1,021.07         4.18
-----------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.68%, 0.92%, and 0.82% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

     ------------------------------------------------------------------------
     SECURITY                                                  VALUE
     DESCRIPTION                                 SHARES       (NOTE 2)
     ------------------------------------------------------------------------

     COMMON STOCKS - 94.5%
     AEROSPACE & DEFENSE - 2.7%
     L-3 Communications Holdings, Inc.........     285,700 $    30,267,058
                                                           ---------------
     BIOTECHNOLOGY - 18.3%
     Amgen, Inc.*.............................     766,700      35,605,548
     Biogen Idec, Inc.*.......................   1,053,500      59,965,220
     Genentech, Inc.*.........................      58,200       3,903,474
     Genzyme Corp.*...........................     993,200      73,933,808
     ImClone Systems, Inc.*...................     418,500      17,995,500
     Millennium Pharmaceuticals, Inc.*........     477,900       7,158,942
     Vertex Pharmaceuticals, Inc.*(a).........     158,900       3,691,247
                                                           ---------------
                                                               202,253,739
                                                           ---------------
     CAPITAL MARKETS - 7.6%
     Lehman Brothers Holdings, Inc.(a)........     906,700      59,334,448
     Merrill Lynch & Co., Inc.................     452,100      24,268,728
                                                           ---------------
                                                                83,603,176
                                                           ---------------
     COMMUNICATIONS EQUIPMENT - 2.3%
     Arris Group, Inc.*.......................     122,916       1,226,706
     Motorola, Inc............................     917,300      14,713,492
     Nokia Oyj (ADR)..........................     238,100       9,140,659
                                                           ---------------
                                                                25,080,857
                                                           ---------------
     COMPUTERS & PERIPHERALS - 2.2%
     SanDisk Corp.*(a)........................     452,400      15,006,108
     Seagate Technology.......................     354,400       9,037,200
                                                           ---------------
                                                                24,043,308
                                                           ---------------
     DIVERSIFIED FINANCIAL SERVICES - 0.2%
     CIT Group, Inc...........................      79,400       1,907,982
                                                           ---------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
     Tyco Electronics, Ltd....................     477,525      17,730,503
                                                           ---------------
     ENERGY EQUIPMENT & SERVICES - 11.2%
     Grant Prideco, Inc.*.....................     709,400      39,378,794
     Weatherford International, Ltd.*.........   1,228,100      84,247,660
                                                           ---------------
                                                               123,626,454
                                                           ---------------
     HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
     Covidien, Ltd............................     427,525      18,935,082
                                                           ---------------
     HEALTH CARE PROVIDERS & SERVICES - 8.9%
     UnitedHealth Group, Inc..................   1,687,400      98,206,680
                                                           ---------------
     INDUSTRIAL CONGLOMERATES - 2.2%
     Tyco International, Ltd..................     607,525      24,088,367
                                                           ---------------
     INTERNET & CATALOG RETAIL - 0.6%
     Liberty Media Holding Corp. - Interactive
       - Class A*.............................     344,200       6,567,336
                                                           ---------------

       ---------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                              SHARES       (NOTE 2)
       ---------------------------------------------------------------------

       MACHINERY - 0.9%
       Pall Corp.............................     238,100 $     9,600,192
                                                          ---------------
       MEDIA - 11.6%
       Cablevision Systems Corp.*............     839,900      20,577,550
       CBS Corp..............................      79,400       2,163,650
       Comcast Corp. - Class A*..............     159,000       2,903,340
       Comcast Corp. - Special Class A*......   1,931,100      34,991,532
       Liberty Global, Inc.*(a)..............      52,900       2,073,151
       Liberty Media Holding Corp. - Class A*      79,200       9,226,008
       Sirius Satellite Radio, Inc.*(a)......   2,481,200       7,518,036
       Time Warner, Inc......................   1,726,000      28,496,260
       Viacom, Inc. - Class A*...............      79,600       3,496,032
       Walt Disney Co. (The).................     502,500      16,220,700
                                                          ---------------
                                                              127,666,259
                                                          ---------------

       OIL, GAS & CONSUMABLE FUELS - 10.2%
       Anadarko Petroleum Corp...............   1,713,300     112,546,677
                                                          ---------------
       PHARMACEUTICALS - 7.1%
       BioMimetic Therapeutics, Inc.*(a).....     145,000       2,518,650
       Forest Laboratories, Inc.*............   1,442,200      52,568,190
       Johnson & Johnson.....................     185,300      12,359,510
       King Pharmaceuticals, Inc.*(a)........     423,700       4,338,688
       Teva Pharmaceutical Industries, Ltd.
         (ADR)...............................      52,900       2,458,792
       Valeant Pharmaceuticals
         International*(a)...................     325,100       3,891,447
                                                          ---------------
                                                               78,135,277
                                                          ---------------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.2%
       Broadcom Corp. - Class A*.............     590,300      15,430,442
       Cirrus Logic, Inc.*...................     291,400       1,538,592
       Cree, Inc.*(a)........................     109,800       3,016,206
       DSP Group, Inc.*......................     106,400       1,298,080
       Intel Corp............................     264,900       7,062,234
       Micron Technology, Inc.*(a)...........   1,855,100      13,449,475
       RF Micro Devices, Inc.*(a)............     317,900       1,815,209
       Teradyne, Inc.*.......................     264,500       2,734,930
                                                          ---------------
                                                               46,345,168
                                                          ---------------
       SOFTWARE - 0.9%
       Autodesk, Inc.*.......................     193,000       9,603,680
                                                          ---------------
       SPECIALTY RETAIL - 0.1%
       Charming Shoppes, Inc.*(a)............     177,100         958,111
                                                          ---------------
       Total Common Stocks
       (Cost $1,005,051,902)                                1,041,165,906
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

   -------------------------------------------------------------------------
   SECURITY                                        PAR           VALUE
   DESCRIPTION                                    AMOUNT        (NOTE 2)
   -------------------------------------------------------------------------
   SHORT-TERM INVESTMENTS - 10.1%
   State Street Bank & Trust Co.,
     Repurchase Agreement, dated
     12/31/07 at 0.770% to be
     repurchased at $60,460,586 on
     01/02/08 collateralized by
     $56,450,000 U.S. Treasury Bond at
     5.000% due 05/15/37 with a value of
     $61,671,625.............................. $ 60,458,000 $    60,458,000
   State Street Navigator Securities Lending
     Prime Portfolio(b).......................   50,169,030      50,169,030
                                                            ---------------
   Total Short-Term Investments
   (Cost $110,627,030)                                          110,627,030
                                                            ---------------

   TOTAL INVESTMENTS - 104.6%
   (Cost $1,115,678,932)                                      1,151,792,936
                                                            ---------------

   Other Assets and Liabilities (net) - (4.6)%                  (50,250,256)
                                                            ---------------

   TOTAL NET ASSETS - 100.0%                                $ 1,101,542,680
                                                            ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.
ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                           $1,041,165,906
   Repurchase Agreement                                                          60,458,000
   Cash                                                                                 359
   Collateral for securities on loan                                             50,169,030
   Receivable for investments sold                                                  160,373
   Receivable for Trust shares sold                                                 643,963
   Dividends receivable                                                             332,838
   Interest receivable                                                                1,293
                                                                             --------------
      Total assets                                                            1,152,931,762
                                                                             --------------
LIABILITIES
   Payables for:
      Investments purchased                                                          76,445
      Trust shares redeemed                                                         182,539
      Distribution and services fees--Class B                                        47,890
      Distribution and services fees--Class E                                           601
      Collateral for securities on loan                                          50,169,030
      Investment advisory fee (Note 3)                                              580,197
      Administration fee                                                              5,750
      Custodian and accounting fees                                                 192,022
   Accrued expenses                                                                 134,608
                                                                             --------------
      Total liabilities                                                          51,389,082
                                                                             --------------
NET ASSETS                                                                   $1,101,542,680
                                                                             ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                           $1,060,084,083
   Accumulated net realized gain                                                  5,238,828
   Unrealized appreciation on investments and foreign currency                   36,114,004
   Undistributed net investment income                                              105,765
                                                                             --------------
      Total                                                                  $1,101,542,680
                                                                             ==============
NET ASSETS
   Class A                                                                   $  874,634,085
                                                                             ==============
   Class B                                                                      222,324,580
                                                                             ==============
   Class E                                                                        4,584,015
                                                                             ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                      116,011,689
                                                                             ==============
   Class B                                                                       29,971,698
                                                                             ==============
   Class E                                                                          615,318
                                                                             ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                   $         7.54
                                                                             ==============
   Class B                                                                             7.42
                                                                             ==============
   Class E                                                                             7.45
                                                                             ==============

-------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements and Securities Lending $1,005,051,902

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007


LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $ 4,159,973
   Interest (2)                                                             3,302,301
                                                                          -----------
       Total investment income                                              7,462,274
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         6,288,191
   Administration fees                                                         68,283
   Custody and accounting fees                                                 52,883
   Distribution fee--Class B                                                  595,998
   Distribution fee--Class E                                                    7,991
   Transfer agent fees                                                         16,559
   Audit                                                                       30,238
   Legal                                                                       28,703
   Trustee fees and expenses                                                   16,058
   Shareholder reporting                                                      239,456
   Insurance                                                                   11,797
   Other                                                                        7,599
                                                                          -----------
       Total expenses                                                       7,363,756
       Less broker commission recapture                                          (405)
                                                                          -----------
   Net expenses                                                             7,363,351
                                                                          -----------
   Net investment income                                                       98,923
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
   Net realized gain on:
       Investments                                                          8,320,161
       Futures contracts                                                       99,207
       Foreign currency                                                         7,261
                                                                          -----------
   Net realized gain on investments, futures contracts and foreign
       currency                                                             8,426,629
                                                                          -----------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                          9,594,131
       Foreign currency                                                        (6,051)
                                                                          -----------
   Net change in unrealized appreciation on investments and foreign
       currency                                                             9,588,080
                                                                          -----------
   Net realized and change in unrealized gain on investments, futures
       contracts and foreign currency                                      18,014,709
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $18,113,632
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $    22,876
(2)Interest income includes securities lending income of:                     293,405

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007


LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO
                                                                                                Year Ended      Year Ended
                                                                                               December 31,    December 31,
                                                                                                   2007            2006
                                                                                              --------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                                     $       98,923  $   2,075,646
    Net realized gain on investments, futures contracts and foreign currency                       8,426,629     85,756,657
    Net change in unrealized appreciation (depreciation) on investments and foreign currency       9,588,080    (95,067,554)
                                                                                              --------------  -------------
    Net increase (decrease) in net assets resulting from operations                               18,113,632     (7,235,251)
                                                                                              --------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                                      (1,522,845)            --
     Class B                                                                                              --             --
     Class E                                                                                          (2,875)            --
    From net realized gains
     Class A                                                                                     (62,016,186)   (31,553,092)
     Class B                                                                                     (22,350,035)   (15,787,239)
     Class E                                                                                        (515,614)      (405,360)
                                                                                              --------------  -------------
    Net decrease in net assets resulting from distributions                                      (86,407,555)   (47,745,691)
                                                                                              --------------  -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                                     305,727,572    217,241,455
     Class B                                                                                      23,837,769     24,304,390
     Class E                                                                                         380,355      2,041,838
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                                      63,539,031     31,553,092
     Class B                                                                                      22,350,035     15,787,239
     Class E                                                                                         518,489        405,360
    Cost of shares repurchased
     Class A                                                                                     (50,819,890)  (107,878,564)
     Class B                                                                                     (61,398,432)   (43,170,570)
     Class E                                                                                      (1,880,300)    (2,316,980)
                                                                                              --------------  -------------
    Net increase in net assets from capital share transactions                                   302,254,629    137,967,260
                                                                                              --------------  -------------
TOTAL INCREASE IN NET ASSETS                                                                     233,960,706     82,986,318
    Net assets at beginning of period                                                            867,581,974    784,595,656
                                                                                              --------------  -------------
    Net assets at end of period                                                               $1,101,542,680  $ 867,581,974
                                                                                              ==============  =============
    Net assets at end of period includes undistributed net investment income                  $      105,765  $   1,659,315
                                                                                              ==============  =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                           CLASS A
LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO    --------------------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                   --------------------------------------------------
                                                      2007       2006       2005       2004       2003
                                                   ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.............. $ 8.09     $ 8.70     $ 7.65     $ 7.03     $ 5.37
                                                   ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)......................   0.01 (a)   0.03 (a)   0.00+(a)   0.01(a)   (0.01)(a)
Net Realized/Unrealized Gain (Loss) on Investments   0.22      (0.14)      1.06       0.61       1.67
                                                   ------     ------     ------     ------     ------
Total from Investment Operations..................   0.23      (0.11)      1.06       0.62       1.66
                                                   ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..............  (0.02)        --         --         --         --
Distributions from Net Realized Capital Gains.....  (0.76)     (0.50)     (0.01)        --         --
                                                   ------     ------     ------     ------     ------
Total Distributions...............................  (0.78)     (0.50)     (0.01)        --         --
                                                   ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD.................... $ 7.54     $ 8.09     $ 8.70     $ 7.65     $ 7.03
                                                   ======     ======     ======     ======     ======
TOTAL RETURN                                         2.60%     (1.60)%    13.84%      8.82%     30.91 %
Ratio of Expenses to Average Net Assets**.........   0.67%      0.73 %     0.72%      0.90%      0.89 %
Ratio of Expenses to Average Net Assets After
  Broker Rebates**................................   0.67%      0.73 %      N/A        N/A       0.89 %
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates.......................   0.67%      0.75 %     0.72%(b)   0.85%(b)   0.90 %(b)
Ratio of Net Investment Income (Loss) to Average
  Net Assets......................................   0.07%      0.33 %     0.00%+     0.15%     (0.09)%
Portfolio Turnover Rate...........................    0.7%     190.3 %    121.0%     104.7%      91.5 %
Net Assets, End of Period (in millions)........... $874.6     $607.7     $500.4     $250.8     $ 19.9

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                CLASS B
LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO                        ----------------------------------------------------
                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                       ----------------------------------------------------
                                                                          2007       2006       2005        2004        2003
                                                                       ------     ------     ------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 7.98     $ 8.60     $ 7.58      $ 6.99      $ 5.34
                                                                       ------     ------     ------      ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................  (0.01)(a)   0.01 (a)  (0.02)(a)   (0.01)(a)   (0.02)(a)
Net Realized/Unrealized Gain (Loss) on Investments....................   0.21      (0.13)      1.05        0.60        1.67
                                                                       ------     ------     ------      ------      ------
Total from Investment Operations......................................   0.20      (0.12)      1.03        0.59        1.65
                                                                       ------     ------     ------      ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................     --         --         --          --          --
Distributions from Net Realized Capital Gains.........................  (0.76)     (0.50)     (0.01)         --          --
                                                                       ------     ------     ------      ------      ------
Total Distributions...................................................  (0.76)     (0.50)     (0.01)         --          --
                                                                       ------     ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD........................................ $ 7.42     $ 7.98     $ 8.60      $ 7.58      $ 6.99
                                                                       ======     ======     ======      ======      ======
TOTAL RETURN                                                             2.27 %    (1.74)%    13.58 %      8.44 %     30.90 %
Ratio of Expenses to Average Net Assets**.............................   0.92 %     0.98 %     0.97 %      1.15 %      1.14 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........   0.92 %     0.98 %      N/A         N/A        1.13 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.92 %     1.00 %     0.97 %(b)   1.08 %(b)   1.18 %(b)
Ratio of Net Investment Income (Loss) to Average Net Assets...........  (0.18)%     0.10 %    (0.25)%     (0.11)%     (0.37)%
Portfolio Turnover Rate...............................................    0.7 %    190.3 %    121.0 %     104.7 %      91.5 %
Net Assets, End of Period (in millions)............................... $222.3     $254.0     $277.8      $339.5      $252.6

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                CLASS E
LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO                        ----------------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                       ----------------------------------------------------
                                                                          2007       2006       2005        2004       2003(B)
                                                                       ------     ------     ------      ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 8.01     $ 8.62     $ 7.59      $ 6.99      $ 5.65
                                                                       ------     ------     ------      ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................  (0.01)(a)   0.02 (a)  (0.01)(a)    0.00+(a)   (0.01)(a)
Net Realized/Unrealized Gain (Loss) on Investments....................   0.21      (0.13)      1.05        0.60        1.35
                                                                       ------     ------     ------      ------      ------
Total from Investment Operations......................................   0.20      (0.11)      1.04        0.60        1.34
                                                                       ------     ------     ------      ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.00)+       --         --          --          --
Distributions from Net Realized Capital Gains.........................  (0.76)     (0.50)     (0.01)         --          --
                                                                       ------     ------     ------      ------      ------
Total Distributions...................................................  (0.76)     (0.50)     (0.01)         --          --
                                                                       ------     ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD........................................ $ 7.45     $ 8.01     $ 8.62      $ 7.59      $ 6.99
                                                                       ======     ======     ======      ======      ======
TOTAL RETURN                                                             2.32 %    (1.61)%    13.69 %      8.58 %     23.72 %
Ratio of Expenses to Average Net Assets**.............................   0.82 %     0.88 %     0.87 %      1.05 %      1.10 %*
Ratio of Expenses to Average Net Assets After Broker Rebates**........   0.82 %     0.88 %      N/A         N/A        1.05 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.82 %     0.90 %     0.87 %(c)   0.98 %(c)   1.04 %(c)*
Ratio of Net Investment Income (Loss) to Average Net Assets...........  (0.08)%     0.20 %    (0.15)%     (0.05)%     (0.26)%*
Portfolio Turnover Rate...............................................    0.7 %    190.3 %    121.0 %     104.7 %      91.5 %
Net Assets, End of Period (in millions)............................... $  4.6     $  5.9     $  6.4      $  5.5      $  4.1

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/17/2003.
(c) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Legg Mason Partners Aggressive Growth Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2007, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                            Expiring   Expiring
Portfolio                                         Total    12/31/2009 12/31/2010
---------                                       ---------- ---------- ----------

Legg Mason Partners Aggressive Growth Portfolio $2,156,798  $974,417  $1,182,381

Legg Mason Partners Aggressive Growth Portfolio acquired losses of $7,266,413 in the merger with Janus Growth Portfolio on April 28th, 2003 which are subject to an annual limitation of $1,021,923.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. SHORT SALES - The Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together:
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

H. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

I. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held and from changes in the contract value of forward foreign currency contracts.

K. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

L. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with ClearBridge Advisors, LLC, (the "Adviser"), an affiliate of Legg Mason Capital Management, Inc., for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                                 Management Fees
                                                earned by Manager
                                                for the year ended
Portfolio                                       December 31, 2007  % per annum  Average Daily Net Assets
---------                                       ------------------ ----------- --------------------------

Legg Mason Partners Aggressive Growth Portfolio     $6,288,191        0.65%    First $500 Million

                                                                      0.60%    $500 Million to $1 Billion

                                                                      0.55%    $1 Billion to $2 Billion

                                                                      0.50%    Over $2 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                     Maximum Expense Ratio
                                                     under current Expense
                                                     Limitation Agreement
                                                    ----------------------
    Portfolio                                       Class A Class B Class E
    ---------                                       ------- ------- -------

    Legg Mason Partners Aggressive Growth Portfolio  0.90%   1.15%   1.05%

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

4. SHARES OF BENEFICIAL INTEREST


Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                                      Shares Issued              Net Increase
                                                                         Through                  (Decrease)
                                                Beginning    Shares     Dividend      Shares      in Shares     Ending
                                                 Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
                                                ---------- ---------- ------------- -----------  ------------ -----------

Legg Mason Partners Aggressive Growth Portfolio

 Class A

 12/31/2007                                     75,074,455 39,397,462   8,273,311    (6,733,539)  40,937,234  116,011,689
 12/31/2006                                     57,525,796 26,477,156   3,707,766   (12,636,263)  17,548,659   75,074,455

 Class B

 12/31/2007                                     31,842,094  3,133,470   2,952,449    (7,956,315)  (1,870,396)  29,971,698
 12/31/2006                                     32,293,897  2,936,693   1,879,433    (5,267,929)    (451,803)  31,842,094

 Class E

 12/31/2007                                        741,914     49,219      68,312      (244,127)    (126,596)     615,318
 12/31/2006                                        739,514    246,643      48,143      (292,386)       2,400      741,914

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                          Purchases                        Sales
                                                ------------------------------ ------------------------------
                                                U.S. Government Non-Government U.S. Government Non-Government
                                                --------------- -------------- --------------- --------------

Legg Mason Partners Aggressive Growth Portfolio       $--        $223,747,868        $--         $6,756,159

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                                   Federal        Gross         Gross
                                                  Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                            Cost      Appreciation (Depreciation)  Appreciation
---------                                       -------------- ------------ -------------- --------------

Legg Mason Partners Aggressive Growth Portfolio $1,115,679,685 $151,590,694 $(115,477,443)  $36,113,251

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                             Value of    Value of
                                                 Value of      Cash      Non-Cash     Total
                                                Securities  Collateral  Collateral* Collateral
                                                ----------- ----------- ----------- -----------

Legg Mason Partners Aggressive Growth Portfolio $51,865,234 $50,169,030 $3,448,030  $53,617,060

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

7. DISTRIBUTIONS TO SHAREHOLDERS


The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                                   Ordinary Income     Long-Term Capital Gain           Total
                                                ---------------------- ----------------------- -----------------------
                                                   2007       2006        2007        2006        2007        2006
                                                ---------- ----------- ----------- ----------- ----------- -----------

Legg Mason Partners Aggressive Growth Portfolio $7,292,175 $20,061,310 $79,115,380 $27,684,381 $86,407,555 $47,745,691

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                                Undistributed Undistributed     Net
                                                  Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                                   Income         Gain      Appreciation   and Deferrals       Total
                                                ------------- ------------- ------------ ------------------ -----------

Legg Mason Partners Aggressive Growth Portfolio  $6,625,127     $877,016    $36,113,251     $(2,156,798)    $41,458,596

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Legg Mason Partners Aggressive Growth Portfolio, formerly Legg Mason Aggressive Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Aggressive Growth Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                             Number of
                                                                                             Portfolios
                                                                                              in Fund
                      Position(s)   Term of Office                                            Complex
Name, Age and          Held with    and Length of          Principal Occupation(s)            overseen   Other Directorships
Address                the Trust     Time Served             During Past 5 Years            by Trustee**   Held by Trustee
-------              -------------- -------------- ---------------------------------------- ------------ -------------------
The Executive
Officers
--------
Jeffrey A. Tupper    Chief           From August   Since October 2006, Assistant Vice           N/A              N/A
(37)                 Financial       2002 to       President, MetLife Group, Inc. Since
                     Officer,        present.      February 2001, Assistant Vice President
                     Treasurer                     of MetLife Investors Insurance
                                                   Company.

Michael K. Farrell   Executive Vice  From August   Since December 2005, Executive Vice          N/A              N/A
(55)                 President       2002 to       President of Metropolitan Life Insurance
                                     present.      Company; since July 2002, Chief
                                                   Executive Officer of MetLife Investors
                                                   Group, Inc. and Met Investors Advisory
                                                   LLC; since April 2001, Chief Executive
                                                   Officer of MetLife Resources and Vice
                                                   President of Metropolitan Life Insurance
                                                   Company; since January 1990, President
                                                   of Michael K. Farrell Associates, Inc.
                                                   (qualified retirement plans for non-
                                                   profit organizations).

Richard C. Pearson   Vice President  From          Since July 2002, President of MetLife        N/A              N/A
(64)                 and Secretary   December      Investors Distribution Company; since
                                     2000 to       January, 2002, Secretary of Met
                                     present.      Investors Advisory LLC; since January
                                                   2001, Senior Vice President, General
                                                   Counsel and Secretary of MetLife
                                                   Investors Group, Inc.; since November
                                                   2000, Vice President, General Counsel
                                                   and Secretary of Met Investors Advisory
                                                   LLC; from 1998 to November 2000,
                                                   President, Security First Group, Inc.

Jeffrey P. Halperin  Chief           From August   Since March 2006, Vice President,            N/A              N/A
(40)                 Compliance      2006 to       Corporate Ethics and Compliance
Metropolitan Life    Officer         present.      Department, MetLife, Inc.; from October
Insurance Company                                  2002 to March 2006, Assistant Vice
One MetLife Plaza                                  President; from November 2005 to August
27-01 Queens Plaza                                 2006, Interim Chief Compliance Officer,
North                                              Met Investors Series Trust; Since April
Long Island City,                                  2007, Chief Compliance Officer,
NY 11101                                           Metropolitan Series Funds; from August
                                                   2006 to April 2007, Interim Chief
                                                   Compliance Officer, Metropolitan Series
                                                   Funds; since August 2006, Chief
                                                   Compliance Officer, Met Investors
                                                   Advisory, LLC and MetLife Advisers, LLC;
                                                   since November 2006, Chief Compliance
                                                   Officer, MetLife Investment Advisors
                                                   Company, LLC.

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007



QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO:
CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Clearbridge Advisors, LLC (the "Clearbridge Adviser") for investment advisory services in connection with the investment management for the Legg Mason Partners Aggressive Growth Portfolio ("Legg Mason Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the Legg Mason Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager/'/s reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Legg Mason Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Legg Mason Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the Legg Mason Portfolio within its performance universe. The Board took into account that the Portfolio ranked below the median of its performance universe and its Lipper index for each period. The Board considered the analysis provided in the B-M Report demonstrating that the Legg Mason Portfolio ranked below the Russell 3000 Growth benchmark return for each of the one-, three- and five-year periods. The Board also considered that the Legg Mason Portfolio underperformed relative to its Morningstar Large Growth category for each of the one-, three- and five-year periods ending
June 30, 2007. The Board also took into account management's discussion of the Portfolio's performance, including the steps taken to address performance. The Board noted the change in portfolio manager effective October of 2006. The Board carefully considered the Legg Mason Portfolio's performance and noted that it is under particular scrutiny due to its underperformance. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that the appropriate action is being taken to address the Legg Mason Portfolio's performance.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Legg Mason Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Legg Mason Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the Legg Mason Portfolio's actual management fees were below the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Legg Mason Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Legg Mason Portfolio's contractual management fees were below the normalized median of the expense group at the Legg Mason Portfolio's current size. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Legg Mason Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Legg Mason Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Legg Mason Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Legg Mason Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Legg Mason Portfolio's assets increase over time, the Legg Mason Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Legg Mason Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Legg Mason Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Clearbridge Adviser's ability to perform under its Advisory Agreement. These factors included: the Clearbridge Adviser's financial condition; the Clearbridge Adviser's current level of staffing and its overall resources, as well as its compensation program; Clearbridge Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; any possible conflicts of interest; the Clearbridge Adviser's management style and long-term performance record with respect to the Legg Mason Portfolio; and the Legg Mason Portfolio's performance record. With respect to the Clearbridge Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Clearbridge Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Legg Mason Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Legg Mason Portfolio/'/s performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on the Adviser's performance.

The Board considered the Clearbridge Adviser's investment process and philosophy. The Board considered that the Clearbridge Adviser's responsibilities include the development and maintenance of an investment program for the Legg Mason Portfolio which is consistent with the Legg Mason Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Clearbridge Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Legg Mason Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Clearbridge Adviser's estimated profitability from its relationship with the Legg Mason Portfolio as described below and possible economies of scale. With respect to the Legg Mason
Portfolio, the Board also compared the subadvisory fees to fees charged by the Clearbridge Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Legg Mason Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Clearbridge Adviser of its relationship with the Legg Mason Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received portfolio specific data with regard to the profitability of the Legg Mason Portfolio. The Board analyzed the reasonableness of the profitability of the Clearbridge Adviser and found no indication of excessive profitability. The Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Clearbridge Adviser and its affiliates by virtue of the Clearbridge Adviser's relationship to the Legg Mason Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Legg Mason Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Clearbridge Adviser, the Board determined approval of the Advisory Agreement for the Legg Mason Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Legg Mason Portfolio.

                          MET INVESTORS SERIES TRUST


                              Legg Mason Partners
                           Managed Assets Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

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February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

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LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO        FOR THE YEAR ENDED 12/31/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

For the twelve-month year ended December 31, 2007, the Portfolio had a return of 6.34%, versus 7.25% for its benchmark, the Lehman Brothers Government/Credit Bond Index/1/, 5.49% for its benchmark S&P 500(R) Index/2/ and 4.53% for the benchmark Merrill Lynch All Qualities, All Convertibles Index/3/.

BATTERYMARCH FINANCIAL MANAGEMENT, INC. (EQUITY):

PORTFOLIO REVIEW

Despite a challenging period in the third quarter when stocks with good fundamentals suffered in the wake of sub-prime mortgage problems and deleveraging, relative performance was positive for the year. The primary source of outperformance was the impact of stock selection and, to a lesser degree, minor sector over and underweights relative to the benchmark. Performance in the fourth quarter was especially strong.

For the quarter and year, the dimensions of our stock selection model that were the most effective were the earnings growth, expectations and technical dimensions. The value and cash flow measures did not contribute, especially in the third quarter.

Stock selection was strong in all parts of the financials sector with the exception of real estate, which was essentially neutral. Stock selection was also strong in the services & distribution sector. Stock selection in the consumer staples sector was the greatest detractor.

An underweight to financials--banks benefited performance, as sub-prime woes led to negative returns for that sector. Overweights to energy and health care--services benefited as well, with returns in those sectors beating the benchmark return overall for the year.

CURRENT OUTLOOK/STRATEGY

Our models are still pointing towards stocks benefiting from global growth and away from consumer-related segments. We are finding attractive stocks particularly within health care-services, telecommunications and energy services. Sectors viewed as less attractive are financials-real estate, retailers, consumer services and transportation.

At year-end, your Portfolio remained broadly diversified and attractively valued compared with the benchmark, with a lower 12-month forward P/E, 13.6x vs. 14.1x, and a strong two-year forward earnings growth rate, 19.0% vs. 17.5%. Technology, energy and health care--services were the most overweighted sectors, while financials, industrials and consumer sectors were underweighted. Looking forward, your Portfolio is focused on stocks that rank attractively relative to their peers across the dimensions of our stock selection model.

WESTERN ASSET MANAGEMENT COMPANY (FIXED INCOME):

PERFORMANCE ATTRIBUTION

During the twelve-month period ended December 31, 2007, the Portfolio had a return of 6.34%, versus 7.25% for its benchmark, the Lehman Brothers Government/Credit Bond Index. Overweight exposure to the mortgage-backed sector detracted significantly from returns as spreads widened and volatility surged. An emphasis on lower quality credits was also a large negative factor as spreads spiked higher in the wake of the subprime lending crisis. On the positive side, a tactically driven duration posture contributed modestly to returns as bond yields oscillated in a relatively flat trend during the period. A curve-steepening strategy had a positive impact on performance as the spread between the two- and ten-year yields widened in the latter part of the period.

OUTLOOK AND STRATEGY

The depth and flexibility of financial markets are being tested. The financial industry is contending with the aftermath of a property bubble that has burst, and the system's capital base has been reduced by large write-downs. Trust in counterparties has been challenged. Lending channels remain obstructed, but, considering the complexity of a number of these impaired assets, losses are being recognized and risk re-allocated at a relatively rapid pace. Banks are aggressively identifying and marking to market impaired assets, and, in a number of high-profile cases, sacking those who led during the prelude to the crisis. Strains will surely persist through much of 2008, but the private sector has shown the resolve necessary to digest losses and return to profitability. More importantly, the Fed has responded astutely, if belatedly, with a combination of rate cuts and direct market intervention via term auctions. This latter tool had a major impact in December, helping to meaningfully ease the Treasury-Euro Dollar (TED) spread. Two more auctions have already been scheduled for January, and the Fed stands ready to inject additional liquidity "for as long as necessary to address elevated pressure in short-term funding markets."
--------
/1/ The Lehman Brothers Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Index does not include fees or expenses and is not available for direct investment.

/2/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Merrill Lynch All Convertible Index is an unmanaged market capitalization weighted index of U.S. convertible securities. Bonds and preferred stock within the index must be convertible only to common stock and have a market value or original par value at least $50 million. An investment cannot be made directly into an index.

--------------------------------------------------------------------------------

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LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO        FOR THE YEAR ENDED 12/31/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



We believe that a number of additional quarter-point cuts in the funds rate are appropriate given a slowing economy, but that the credit crisis will eventually pass without crippling the broader economy. Labor market conditions remain consistent with rising incomes, and the economy has so far successfully redeployed workers from those industries that are contracting, such as homebuilding, to industries that are expanding, such as healthcare. This is testament to the flexibility of U.S. markets, which have so far been able to make the necessary adjustments with less friction than in the past. Additionally, the U.S. economy is rebalancing within the context of the strongest global growth since the 1960s and a powerful rise in purchasing power within the emerging world. U.S. dollar weakness has already had a significant effect: the current account deficit has shrunk to 5% from 6% just a year ago, as exports growth has drastically increased while import growth has slowed to a trickle. Global investors, including sovereign wealth funds, are searching for value and have recently begun to take large stakes in the undervalued U.S. financial industry, helping to recapitalize the system in the process. Inflation recently showed a minor uptick, but we see little threat from rising prices and consider the media's use of the term "stagflation" overdone. If the economy does enter a recession, we believe it will be the result of a fall in household spending, not a negative productivity shock, which is a necessary condition for stagflation.

Nevertheless, risks remain for our base case scenario and we continue to run a slightly long duration position as a hedge against deeper economic dislocation and ongoing troubles within the spread sectors. It is difficult to determine how inflation expectations would react to aggressive monetary stimulus. Therefore, a moderate allocation to TIPS appears advantageous as a hedge against the possibility of rising inflation concerns. As an added hedge, most additional duration is being taken on short-dated rates in the belief that the curve would steepen should the Fed be forced to ease more aggressively.

Most corporate bonds are trading at depressed prices. Their spreads imply a higher probability of default compared to previous recessions, and higher than we think is likely this time. This is a direct result of the liquidity crisis and of the efforts of investors to de-lever their balance sheets, regardless of fundamental value. We are therefore maintaining exposure to select lower quality corporate issues for which our analysts suggest a full return on principal. Our largest sector overweight remains in mortgage-backed securities, particularly agency pass-throughs, since they are insulated from default risk and have traditionally performed well during times of slowing growth. We are also paying attention to non-agency deals. They have sold off en masse regardless of quality, seniority, credit enhancements, vintage or type. Banks have short-term liabilities backed by longer-term, illiquid mortgages, and they have been forced to sell at depressed prices as their liabilities mature. Non-agency bonds have suffered from an additional discount as investors have avoided these more complex deals for simpler, agency-backed structures. Our analysts continue to engage in deal-by-deal, bottom-up structural analysis and have concluded that a number of the highest quality, senior deals are now trading well below fair value. As uncertainty abates and volatility subsides--and as investors have more time to thoroughly evaluate the attributes of each deal--fair value should slowly be revealed.

CLEARBRIDGE ADVISORS, LLC (CONVERTIBLES):

PORTFOLIO REVIEW

The largest group contributor to Portfolio returns for the year was the health care sector, which was the fourth largest group in the Portfolio. This group was led by the convertible bonds of Biomarin Pharmaceutical, a biotechnology company focused on the development and commercialization of therapeutic enzyme products, and by the convertible bonds of MedImmune Inc., a biotechnology company focused on infectious diseases, inflammatory diseases and cancer, was acquired by AstraZeneca PLC in June.

The industrials sector, which remained the second largest group in the Portfolio for the year, was the second largest group contributor to Portfolio returns for the period, led by the convertible bonds of SunPower Corp., a company focused on the design and manufacturing of silicon solar cells, and by the convertible bonds of Actuant Corp., a maker of industrial tools and supplies.

The poorest group contributor to Portfolio returns for the year was the financial sector, which grew from being the fourth largest group in the Portfolio at the beginning of the quarter to be the third largest at quarter end. The worst individual performance in the sector came from the convertible securities of Countrywide Financial Corp., a diversified mortgage banking company that was also affected by credit market conditions and weak real estate markets, followed by E*Trade Financial Corp., a financial services company that was affected by the turmoil in the credit markets.

The second worst contributor to Portfolio returns was the consumer discretionary sector, which remained the fifth largest sector in the Portfolio for the period, led by the securities of Beazer Homes USA, a home builder hurt by the slowdown in the housing market and the accompanying credit market conditions, followed by the convertible securities of Six Flags Inc., an operator of regional theme parks in North America.

CURRENT OUTLOOK/STRATEGY

While we anticipate further market choppiness and volatility in the first half of 2008, we believe that the economic slowdown will be short-lived as the Fed continues to cut rates and U.S. corporations benefit from a strong global economy. Notwithstanding certain financial institutions with exposure to the sub-prime residential mortgage market, corporate balance sheets remain well capitalized, which should allow spending by U.S. businesses to continue.

The convertible asset class held-up quite well in the recent turmoil. Secondary trading remained relatively liquid and new issues continued to come to market during the credit crisis--while some other asset classes seized up. We believe that the recent pull-back in U.S. equity markets and the increase in yields on corporate bonds have created a very compelling investment opportunity for convertible securities.

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                                      2

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LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO        FOR THE YEAR ENDED 12/31/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



TEAM MANAGED

BATTERYMARCH FINANCIAL MANAGEMENT, INC.

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.

Stephen A. Lanzendorf, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. He joined Batterymarch in 2006. Mr. Lanzendorf is an experienced quantitative strategist with 22 years of investment experience. He previously held responsibilities at Independence Investments and The Colonial Group and is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society.

CLEARBRIDGE ADVISORS, LLC

Mr. Peter D. Luke is responsible for managing the investment of the Portfolio's assets in convertible securities. Mr. Luke, Director, is a senior portfolio manager for U.S. convertible strategies for ClearBridge. Mr. Luke has over 40 years of industry experience. He joined ClearBridge or its predecessor companies in 2001. Prior to that time, he was a convertible portfolio manager for General Motors Investment Management Corporation from 1989.

LEGG MASON GLOBAL ASSETS ALLOCATION, LLC

Mr. Steven Bleiberg is Head of Global Asset Allocation for Legg Mason. He joined the organization in 2003 from Credit Suisse Asset Management, where he was an international equity portfolio manager and chairman of CSAM's Global Equity Strategy Group. Before that, Mr. Bleiberg was portfolio manager at Matrix Capital Management, where he managed the firm's active equity assets.

Mr. Andrew Purdy serves as Portfolio Manager, Asset Allocation Strategies for Legg Mason Global Asset Allocation, LLC. He is responsible for coordination and implementation of asset allocation strategies. He has 14 years of investment experience.

WESTERN ASSET MANAGEMENT COMPANY

A team of investment professionals at Western Asset manages the portion of the Portfolio's assets allocated to Western Asset. The team includes portfolio managers, sector specialists and other investment professionals. Mr. S. Kenneth Leech and Mr. Stephen A. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Mr. Mark Lindbloom, Mr. Carl Eichstaedt and Mr. Frederick Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

S. Kenneth Leech has been employed as a portfolio manager for Western Asset for the past five years and has been the Chief Investment Officer of Western Asset since 1990.

Stephen A. Walsh has been employed as a portfolio manager of Western Asset for the past five years. Mr. Walsh has been Deputy Chief Investment Officer of Western Asset since 1991.

Carl L. Eichstaedt has been a portfolio manager for Western Asset since 1991.

Mark Lindbloom joined Western Asset in 2006 as a portfolio manager. Prior to this, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup, Inc. or its predecessor companies since 1986.

Frederick Marki joined Western Asset in 2006 as a portfolio manager. Prior to this, Mr. Marki was a director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing Treasury/Agency portfolios, and was associated with Citigroup Inc. or its predecessor companies since 1991.

The views expressed above are those of the investment subadvisory firms and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     Federal National Mortgage Assoc. (6.000%, due TBA)           3.57%
     ---------------------------------------------------------------------
     U.S. Treasury Note (7.500%, due 11/15/16)                    2.98%
     ---------------------------------------------------------------------
     Exxon Mobil Corp.                                            2.32%
     ---------------------------------------------------------------------
     U.S. Treasury Note (4.625%, due 02/15/17)                    1.76%
     ---------------------------------------------------------------------
     Government National Mortgage Assoc. (6.000%, due 06/15/36)   1.51%
     ---------------------------------------------------------------------
     Microsoft Corp.                                              1.47%
     ---------------------------------------------------------------------
     Chevron Corp.                                                1.23%
     ---------------------------------------------------------------------
     AT&T, Inc.                                                   1.22%
     ---------------------------------------------------------------------
     U.S. Treasury Bond (6.000%, due 02/15/26)                    1.19%
     ---------------------------------------------------------------------
     Wal-Mart Stores, Inc.                                        0.97%
     ---------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO        FOR THE YEAR ENDED 12/31/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Common Stock                                          54.8%
Asset-Backed Securities                                1.1%
Foreign Bonds & Debt Securities                        1.4%
Convertible Preferred Stocks                           0.5%
Convertible Bonds                                      3.8%
Domestic Bonds & Debt Securities                      18.6%
U.S. Government Agency Mortgage Backed Securities      8.8%
U.S. Government & Agency Obligations                  11.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO        FOR THE YEAR ENDED 12/31/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

            LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC., CLEARBRIDGE ADVISORS, LLC, LEGG MASON
 GLOBAL ASSET ALLOCATION, LLC AND WESTERN ASSET MANAGEMENT COMPANY VS. LEHMAN
                 BROTHERS GOVERNMENT/CREDIT BOND INDEX/1/ AND
                              S&P 500(R) INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

                                           Lehman Gov't /
                  Fund     S&P 500 Index  Credit Bond Index
                  ----     -------------  -----------------
  12/31/1997    $12,131      $10,000          $10,000
  12/31/1998     14,732       12,858           10,947
  12/31/1999     16,827       15,563           10,712
  12/31/2000     16,554       14,146           11,980
  12/31/2001     15,713       12,465           12,999
  12/31/2002     14,362       9,710            14,432
  12/31/2003     17,519       12,495           15,107
  12/31/2004     19,172       13,855           15,743
  12/31/2005     19,909       14,535           16,112
  12/31/2006     22,061       16,830           16,724
  12/31/2007     23,459       17,754           17,936

    -------------------------------------------------------------
                                Average Annual Return/3/
                             (for the year ended 12/31/07)
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/4/
    -------------------------------------------------------------
    Legg Mason Partners
    Managed Assets
--  Portfolio--Class A  6.34%  6.96%  10.31%  6.82%     8.90%
    -------------------------------------------------------------
    Lehman Brothers
    Government/Credit
--  Bond Index/1/       7.25%  4.44%   4.44%  6.01%     8.44%
    -------------------------------------------------------------
- - S&P 500(R) Index/2/ 5.49%  8.62%  12.83%  5.91%    12.43%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Lehman Brothers Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception of Class A shares is 4/08/1983. Index returns are based on an inception date of 4/30/1983.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                              BEGINNING     ENDING        EXPENSES PAID
                                              ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                              7/1/07        12/31/07      7/1/07-12/31/07
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                        $1,000.00     $1,011.80        $3.30
  Hypothetical (5% return before expenses)       1,000.00      1,021.93         3.31
--------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.65% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 19.5%
      AIRLINES - 0.1%
      Continental Airlines, Inc.
        5.983%, due 04/19/22.................. $    300,000 $     280,500
      Delta Air Lines, Inc.
        6.821%, due 08/10/22 (144A)(a)........      100,000        96,000
                                                            -------------
                                                                  376,500
                                                            -------------
      ASSET-BACKED SECURITIES - 1.1%
      Bayview Commercial Asset Trust
        5.135%, due 04/25/36
        (144A)(a)(b)..........................      827,042       785,913
       5.095%, due 07/25/36
         (144A)(a)(b).........................      895,388       815,511
      Chase Funding Mortgage Loan Asset-Backed
        Certificates, Series 2002-2, Class 1A5
        5.833%, due 04/25/32..................      310,809       310,477
      Countrywide Asset-Backed Certificates
        5.315%, due 03/25/47
        (144A)(a)(b)..........................      752,276       674,697
      Terwin Mortgage Trust
        4.750%, due 10/25/37..................      192,612       173,894
                                                            -------------
                                                                2,760,492
                                                            -------------

      AUTOMOBILES - 0.3%
      DaimlerChrysler North America Holding
        Corp. 7.300%, due 01/15/12............      360,000       384,135
      Ford Motor Co.
        7.450%, due 07/16/31(c)...............      530,000       396,175
                                                            -------------
                                                                  780,310
                                                            -------------
      BIOTECHNOLOGY - 0.0%
      FMC Finance III S.A.
        6.875%, due 07/15/17 (144A)(a)........       90,000        90,450
                                                            -------------
      CAPITAL MARKETS - 1.0%
      Bear Stearns Cos., Inc. (The)
        5.550%, due 01/22/17(c)...............      380,000       341,146
       6.400%, due 10/02/17...................      240,000       232,291
      Goldman Sachs Capital II
        5.793%, due 12/29/49..................       10,000         8,912
      Goldman Sachs Group, Inc.
        5.625%, due 01/15/17(c)...............      650,000       635,882
      Lehman Brothers Holdings Capital Trust V
        5.857%, due 11/29/49..................       20,000        17,842
      Lehman Brothers Holdings, Inc.
        6.500%, due 07/19/17..................      530,000       537,231
      Morgan Stanley
        5.050%, due 01/21/11..................      600,000       600,351
       5.659%, due 10/18/16(b)................       80,000        74,769
                                                            -------------
                                                                2,448,424
                                                            -------------

      ----------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      ----------------------------------------------------------------------

      CHEMICALS - 0.0%
      Westlake Chemical Corp.
        6.625%, due 01/15/16.................. $     40,000 $      38,000
                                                            -------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 1.7%
      American Home Mortgage Investment Trust
        5.294%, due 06/25/45(b)...............      563,049       561,950
      Countrywide Alternative Loan Trust
        5.105%, due 12/25/46(b)...............      888,026       804,247
      European Investment Bank
        4.625%, due 03/21/12..................      120,000       122,997
      Indymac Index Mortgage Loan Trust
        5.175%, due 06/25/34(b)...............      170,149       162,591
      Lake Country Mortgage Loan Trust
        4.995%, due 07/25/34
        (144A)(a)(b)..........................      312,075       306,080
      Merrill Lynch/Countrywide Commercial
        Mortgage Trust
        5.485%, due 03/12/51..................      220,000       221,835
      Morgan Stanley Capital I
        5.332%, due 12/15/43..................      510,000       510,201
      Wachovia Bank Commercial Mortgage Trust
        4.935%, due 04/15/42..................      260,000       252,206
      Washington Mutual, Inc.
        5.942%, due 09/25/36..................      261,829       264,719
      Wells Fargo Mortgage Backed Securities
        Trust 3.541%, due 09/25/34(b).........    1,000,000       987,851
                                                            -------------
                                                                4,194,677
                                                            -------------
      COMMERCIAL BANKS - 1.5%
      BAC Capital Trust XIV
        5.630%, due 12/31/49..................      150,000       133,232
      Banc of America Commercial Mortgage,
        Inc., Series 2004-6, Class AJ
        4.870%, due 12/10/42..................      450,000       422,146
      Glitnir Banki HF
        6.330%, due 07/28/11 (144A)(a)........      100,000        97,837
       6.375%, due 09/25/12 (144A)(a).........      100,000        98,195
       6.693%, due 06/15/16 (144A)(a).........      230,000       231,875
      Rabobank Capital Fund Trust III
        5.254%, due 12/31/16 (144A)(a)........      200,000       179,310
      RBS Capital Trust I
        4.709%, due 12/29/49..................      300,000       270,256
      Royal Bank of Scotland Group Plc
        5.050%, due 01/08/15(c)...............      300,000       293,041
      Royal Bank of Scotland Group Plc (ADR)
        7.640%, due 03/31/49..................      100,000       102,985
      RSHB Capital (Russian Agricultural Bank)
        S.A. 6.299%, due 05/15/17
        (144A)(a).............................      260,000       247,000
      Santander Issuances, S.A. Unipersonal
        5.805%, due 06/20/16 (144A)(a)........      170,000       173,625

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                  PAR         VALUE
        DESCRIPTION                              AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        COMMERCIAL BANKS - CONTINUED
        Shinsei Finance Cayman, Ltd.
          6.418%, due 01/29/49 (144A)(a)..... $    200,000 $     170,063
        SunTrust Capital VIII
          6.100%, due 12/15/36...............      260,000       217,036
        Wachovia Bank North America
          4.800%, due 11/01/14...............      200,000       190,389
         5.258%, due 11/03/14(b).............      700,000       696,578
        Wells Fargo Capital X
          5.950%, due 12/15/36...............      100,000        93,637
                                                           -------------
                                                               3,617,205
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 0.4%
        Intergas Finance B.V.
          6.375%, due 05/14/17 (144A)(a).....      260,000       234,000
        TNK-BP Finance S.A.
          7.500%, due 07/18/16 (144A)(a).....      190,000       184,537
         7.875%, due 03/13/18 (144A)(a)......      100,000        99,250
        Waste Management, Inc.
          6.375%, due 11/15/12...............      370,000       391,617
                                                           -------------
                                                                 909,404
                                                           -------------
        COMPUTERS & PERIPHERALS - 0.0%
        Electronic Data Systems Corp.
          7.125%, due 10/15/09...............       10,000        10,327
                                                           -------------
        CONSUMER FINANCE - 1.5%
        American Express Co.
          6.800%, due 09/01/66...............      400,000       406,245
        Capital One Bank
          5.000%, due 06/15/09...............      310,000       307,254
        Capital One Financial Corp.
          5.500%, due 06/01/15...............       80,000        73,899
        Ford Motor Credit Co. LLC
          7.375%, due 10/28/09...............    1,400,000     1,318,285
         5.700%, due 01/15/10................      100,000        90,139
         9.750%, due 09/15/10................      270,000       257,783
        General Motors Acceptance Corp.
          5.125%, due 05/09/08(c)............       40,000        39,561
         7.324%, due 12/01/14................       50,000        47,828
        GMAC LLC
          8.000%, due 11/01/31(c)............      200,000       168,174
         6.625%, due 05/15/12................    1,020,000       848,705
                                                           -------------
                                                               3,557,873
                                                           -------------
        DIVERSIFIED FINANCIAL SERVICES - 3.8%
        Aiful Corp.
          5.000%, due 08/10/10 (144A)(a).....      200,000       196,399
        AIG SunAmerica Global Financing VII
          5.850%, due 08/01/08 (144A)(a).....      400,000       401,135
        American General Finance Corp.
          3.875%, due 10/01/09...............      800,000       791,065

     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     DIVERSIFIED FINANCIAL SERVICES - CONTINUED
     Bank of America Corp.
       5.375%, due 08/15/11 - 06/15/14.......... $    270,000 $     273,349
     Citigroup, Inc. 6.125%, due 08/25/36.......      810,000       769,161
     Credit Suisse First Boston USA, Inc.
       6.125%, due 11/15/11.....................      140,000       145,801
     Credit Suisse Guernsey, Ltd.
       5.860%, due 05/29/49.....................      250,000       224,189
     General Electric Capital Corp.
       5.450%, due 01/15/13.....................       40,000        41,272
      6.375%, due 11/15/67......................      330,000       341,342
     Glen Meadow Pass-Through Trust
       6.505%, due 02/12/67 (144A)(a)...........      100,000        93,763
     Goldman Sachs Capital I, Capital Securities
       6.345%, due 02/15/34.....................      200,000       181,167
     Goldman Sachs Group, Inc.
       4.500%, due 06/15/10.....................      130,000       129,647
     HSBC Finance Corp.
       6.375%, due 10/15/11.....................    1,100,000     1,134,302
     JPMorgan Chase & Co.
       5.250%, due 05/01/15.....................      400,000       390,680
      5.125%, due 09/15/14......................      360,000       353,358
      5.150%, due 10/01/15......................      190,000       183,541
     JPMorgan Chase Commercial Mortgage
       Securities Corp.
       Series 2004-C3, Class AJ
       4.922%, due 01/15/42.....................      600,000       563,495
      Series 2005-LDP4, Class AM
        4.999%, due 10/15/42....................      430,000       411,807
     Kaupthing Bank 5.938%, due 04/12/11
       (144A)(a)(b).............................      290,000       283,099
     Lehman Brothers Holdings, Inc.
       6.200%, due 09/26/14.....................       60,000        61,192
      6.691%, due 09/15/22(b)...................      600,000       593,537
     Merrill Lynch & Co., Inc. Series C
       4.250%, due 02/08/10.....................      170,000       166,733
      5.000%, due 01/15/15(c)...................      170,000       160,547
      6.110%, due 01/29/37......................      730,000       646,765
     Resona Preferred Global Securities Cayman,
       Ltd. 7.191%, due 12/29/49 (144A)(a)......      120,000       119,238
     SLM Corp. 5.000%, due 10/01/13.............      160,000       140,410
      5.375%, due 05/15/14......................      385,000       342,740
      5.050%, due 11/14/14......................       40,000        34,622
      5.000%, due 04/15/15(c)...................       10,000         8,541
      5.625%, due 08/01/33......................       30,000        23,257
                                                              -------------
                                                                  9,206,154
                                                              -------------
     DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2%
     Citizens Communications Co.
       7.125%, due 03/15/19.....................       20,000        19,100
      7.875%, due 01/15/27......................       35,000        33,513

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      DIVERSIFIED TELECOMMUNICATION SERVICES - CONTINUED
      Deutsche Telekom International Finance BV
        8.250%, due 03/23/16................... $    330,000 $     412,932
      France Telecom S.A.
        8.500%, due 03/01/31...................      150,000       195,062
      Qwest Corp.
        6.875%, due 09/15/33(c)................       40,000        37,100
       7.500%, due 10/01/14....................       30,000        30,600
      Royal KPN N.V. 8.000%, due 10/01/10......      350,000       375,595
      SBC Communications, Inc.
        6.450%, due 06/15/34...................      300,000       310,193
      Sprint Capital Corp.
        8.375%, due 03/15/12...................      560,000       607,031
      Telecom Italia Capital S.A.
        5.250%, due 10/01/15...................      200,000       195,155
       6.000%, due 09/30/34....................      240,000       234,141
      Verizon Global Funding Corp.
        7.375%, due 09/01/12...................      120,000       132,625
      Verizon New York, Inc.
        6.875%, due 04/01/12...................      270,000       286,735
      Windstream Corp.
        8.625%, due 08/01/16...................       50,000        52,750
                                                             -------------
                                                                 2,922,532
                                                             -------------
      ELECTRIC UTILITIES - 0.9%
      Duke Energy Corp.
        5.625%, due 11/30/12...................      170,000       176,629
      Exelon Corp. 5.625%, due 06/15/35........      205,000       183,675
      FirstEnergy Corp.
        6.450%, due 11/15/11...................      250,000       258,373
       7.375%, due 11/15/31....................      525,000       577,740
      Pacific Gas & Electric Co.
        6.050%, due 03/01/34...................      210,000       210,336
       5.800%, due 03/01/37....................       20,000        19,352
      SP PowerAssets, Ltd. 5.000%, due 10/22/13
        (144A)(a)..............................      700,000       678,577
                                                             -------------
                                                                 2,104,682
                                                             -------------
      FOOD & STAPLES RETAILING - 0.3%
      CVS Caremark Corp. 6.943%, due 01/10/30
        (144A)(a)..............................      410,000       412,376
      Wal-Mart Stores, Inc.
        5.800%, due 02/15/18(c)................      260,000       268,930
                                                             -------------
                                                                   681,306
                                                             -------------
      GAS UTILITIES - 0.1%
      Transocean, Inc. 5.250%, due 03/15/13....      260,000       260,870
                                                             -------------
      HEALTH CARE PROVIDERS & SERVICES - 0.2%
      Cardinal Health, Inc.
        5.850%, due 12/15/17...................      220,000       220,732
      HCA, Inc. 5.750%, due 03/15/14...........      358,000       298,930
      WellPoint, Inc. 5.875%, due 06/15/17.....       10,000        10,086
                                                             -------------
                                                                   529,748
                                                             -------------

        ------------------------------------------------------------------
        SECURITY                                 PAR         VALUE
        DESCRIPTION                             AMOUNT      (NOTE 2)
        ------------------------------------------------------------------

        HOTELS, RESTAURANTS & LEISURE - 0.0%
        MGM Mirage 7.625%, due 01/15/17..... $    120,000 $     119,100
                                                          -------------
        INDUSTRIAL-DIVERSIFIED - 0.3%
        Tyco International Group S.A.
          6.000%, due 11/15/13..............      630,000       648,335
                                                          -------------
        INDUSTRIAL CONGLOMERATES - 0.1%
        General Electric Co.
          5.000%, due 02/01/13..............      250,000       253,462
                                                          -------------
        INSURANCE - 0.3%
        American International Group, Inc.
          5.850%, due 01/16/18..............       30,000        30,253
         6.250%, due 03/15/37...............       50,000        44,861
        Berkshire Hathaway Finance Corp.
          4.750%, due 05/15/12..............      230,000       233,111
        Travelers Cos., Inc. (The)
          6.250%, due 03/15/37..............      390,000       366,361
                                                          -------------
                                                                674,586
                                                          -------------
        MEDIA - 0.7%
        Clear Channel Communications, Inc.
          6.250%, due 03/15/11..............      190,000       172,071
        Comcast Cable Communications, Inc.
          8.875%, due 05/01/17..............      880,000     1,050,973
        Comcast Corp. 6.500%, due 01/15/17..       10,000        10,444
        EchoStar DBS Corp.
          7.000%, due 10/01/13..............       60,000        60,900
        News America, Inc.
          6.200%, due 12/15/34..............       20,000        19,780
         6.650%, due 11/15/37 (144A)(a).....       10,000        10,349
        Time Warner Cos., Inc.
          7.625%, due 04/15/31..............      260,000       288,544
                                                          -------------
                                                              1,613,061
                                                          -------------
        METALS & MINING - 0.2%
        Freeport McMoRan Copper & Gold, Inc.
          8.375%, due 04/01/17..............       10,000        10,750
        Steel Dynamics, Inc.
          7.375%, due 11/01/12 (144A)(a)....       15,000        15,150
         6.750%, due 04/01/15 (144A)(a).....       45,000        43,650
        Vale Overseas, Ltd.
          6.875%, due 11/21/36..............      335,000       340,565
                                                          -------------
                                                                410,115
                                                          -------------
        OIL, GAS & CONSUMABLE FUELS - 1.7%
        Anadarko Finance Co., Series B
          6.750%, due 05/01/11..............      110,000       116,391
         7.500%, due 05/01/31...............       90,000       101,483
        Anadarko Petroleum Corp.
          6.450%, due 09/15/36..............      300,000       306,506
        Chesapeake Energy Corp.
          6.375%, due 06/15/15(c)...........       20,000        19,450

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     OIL, GAS & CONSUMABLE FUELS - CONTINUED
     ConocoPhillips Holding Co.
       6.950%, due 04/15/29..................... $    615,000 $     704,448
     Credit Suisse Mortgage Capital Certificates
       5.467%, due 09/15/39.....................      370,000       373,574
     Gaz Capital (GAZPROM)
       6.212%, due 11/22/16 (144A)(a)...........      240,000       230,856
      6.510%, due 03/07/22 (144A)(a)............      130,000       123,916
     Kerr-McGee Corp.
       6.950%, due 07/01/24.....................       90,000        96,378
      7.875%, due 09/15/31......................       40,000        47,835
     Kinder Morgan Energy Partners LP
       5.125%, due 11/15/14.....................      200,000       195,148
      6.300%, due 02/01/09......................       10,000        10,132
      6.750%, due 03/15/11......................       30,000        31,494
      6.000%, due 02/01/17......................       20,000        20,033
     Peabody Energy Corp.
       6.875%, due 03/15/13.....................       20,000        20,200
     Pemex Project Funding Master Trust
       6.625%, due 06/15/35.....................      305,000       323,005
     Petrobras International Finance Co.
       6.125%, due 10/06/16.....................      180,000       184,500
     SMFG Preferred Capital
       6.078%, due 01/29/49 (144A)(a)...........      340,000       314,915
     TXU Corp.
       5.550%, due 11/15/14.....................       70,000        56,223
      6.500%, due 11/15/24......................       10,000         7,344
      6.550%, due 11/15/34(c)...................       70,000        51,010
     Williams Cos., Inc.
       7.875%, due 09/01/21.....................       90,000       100,237
      7.500%, due 01/15/31......................       50,000        54,000
      7.750%, due 06/15/31......................      265,000       291,500
      8.750%, due 03/15/32......................       10,000        12,275
     XTO Energy, Inc. 6.100%, due 04/01/36......      240,000       235,069
                                                              -------------
                                                                  4,027,922
                                                              -------------
     PAPER & FOREST PRODUCTS - 0.1%
     Weyerhaeuser Co.
       6.750%, due 03/15/12.....................      210,000       220,730
                                                              -------------
     PHARMACEUTICALS - 0.2%
     Wyeth 5.950%, due 04/01/37.................      500,000       503,353
                                                              -------------
     REAL ESTATE - 0.0%
     Ventas Realty LP/Ventas Capital Corp.
       6.750%, due 04/01/17.....................       60,000        59,700
                                                              -------------
     REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.5%
     GMAC Mortgage Corp. Loan Trust
       5.105%, due 10/25/34(b)..................      787,635       724,624
     iStar Financial, Inc. (REIT)
       6.000%, due 12/15/10.....................      300,000       273,274
     Thornburg Mortgage Securities Trust
       4.975%, due 06/25/46(b)..................      255,005       253,658
                                                              -------------
                                                                  1,251,556
                                                              -------------

       --------------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       --------------------------------------------------------------------

       ROAD & RAIL - 0.1%
       Landsbanki Islands HF
         6.100%, due 08/25/11 (144A)(a)...... $    320,000 $     315,633
                                                           -------------
       THRIFTS & MORTGAGE FINANCE - 0.8%
       Countrywide Financial Corp.
         5.076%, due 06/18/08(b).............       90,000        79,622
        5.384%, due 01/05/09(b)..............       70,000        55,471
       Indymac Index Mortgage Loan Trust
         5.403%, due 10/25/35................      392,036       387,803
       Residential Capital Corp.
        7.814%, due 04/17/09(b)..............       20,000        14,300
        7.500%, due 02/22/11.................      865,000       542,788
       Residential Capital LLC
        7.615%, due 05/22/09(b)..............       50,000        35,750
        8.000%, due 06/01/12.................       10,000         6,200
       Washington Mutual Bank F.A.
         5.125%, due 01/15/15................      400,000       339,283
       Washington Mutual Master Note Trust
         5.058%, due 09/15/13
         (144A)(a)(b)........................      470,000       464,834
                                                           -------------
                                                               1,926,051
                                                           -------------
       TOBACCO - 0.3%
       Altria Group, Inc.
         5.625%, due 11/04/08................      700,000       704,114
       Reynolds American, Inc.
         6.750%, due 06/15/17................       70,000        72,240
                                                           -------------
                                                                 776,354
                                                           -------------
       WIRELESS TELECOMMUNICATION SERVICES - 0.1%
       America Movil S.A.B. de C.V.
         5.625%, due 11/15/17................       90,000        88,389
       Nextel Communications, Inc., Series E
         6.875%, due 10/31/13................      150,000       147,890
                                                           -------------
                                                                 236,279
                                                           -------------
       Total Domestic Bonds & Debt Securities
       (Cost $48,704,327)                                     47,525,191
                                                           -------------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 19.7%
       Federal Agricultural Mortgage Corp.
         5.125%, due 04/19/17 (144A)(a)......      400,000       415,228
       Federal Home Loan Mortgage Corp.
         4.875%, due 11/15/13(c).............      500,000       522,031
        5.500%, due 07/15/36(c)..............      360,000       395,652
        5.814%, due 02/01/37(b)..............      160,298       163,083
        5.944%, due 05/01/37(b)..............      442,526       448,800
        5.948%, due 05/01/37(b)..............      368,772       374,318
        6.000%, due 09/01/37 - 01/01/38......    1,942,570     1,971,884
       Federal National Mortgage Assoc.
         6.500%, due 12/01/27................       18,575        19,301
        6.000%, due 03/01/28.................      418,461       427,310
        5.500%, due 08/01/28.................       95,052        95,469
        5.000%, due 09/01/35 - 01/01/37......    2,757,422     2,692,143

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                  PAR         VALUE
        DESCRIPTION                              AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         5.135%, due 09/01/35(b)............. $    530,464 $     539,645
         5.000%, due TBA(d)..................      400,000       390,312
         6.000%, due TBA(d)..................    8,900,000     9,104,076
        Government National Mortgage Assoc.
          9.000%, due 11/15/19...............       11,309        12,243
         6.000%, due 06/15/36................    3,583,868     3,670,480
        Tennessee Valley Authority
          5.980%, due 04/01/36...............      430,000       490,708
        U.S. Treasury Bond
          6.250%, due 08/15/23(c)............      910,000     1,089,797
         8.875%, due 08/15/17(c).............      470,000       646,837
         6.000%, due 02/15/26(c).............    2,440,000     2,888,352
         5.000%, due 05/15/37(c).............      800,000       872,188
        U.S. Treasury Inflation Index Bond
          2.375%, due 04/15/11 - 01/15/27(c).      737,542       778,126
         2.625%, due 07/15/17(c).............    1,108,833     1,196,760
         2.000%, due 01/15/26(c).............      199,998       199,248
        U.S. Treasury Inflation Index Note
          2.000%, due 01/15/16(c)............      399,996       410,621
         0.875%, due 04/15/10(c).............       88,225        87,956
         2.500%, due 07/15/16(c).............       82,761        88,283
        U.S. Treasury Note
          4.625%, due 07/31/12 - 02/15/17(c).    4,370,000     4,571,336
         3.750%, due 05/15/08(c).............       10,000        10,015
         4.500%, due 09/30/11 - 03/31/12(c)..    1,580,000     1,648,935
         5.125%, due 05/15/16(c).............    1,900,000     2,057,048
         7.500%, due 11/15/16(c).............    5,770,000     7,244,506
         4.250%, due 11/15/17(c).............    2,160,000     2,198,308
                                                           -------------
        Total U.S. Government & Agency
        Obligations
        (Cost $46,115,717)                                    47,720,999
                                                           -------------

        FOREIGN BONDS & DEBT SECURITIES - 1.4%
        FRANCE - 0.9%
        France Government Bond OAT
          3.750%, due 04/25/17(e)............    1,550,000     2,154,537
                                                           -------------
        LUXEMBOURG - 0.1%
        Telecom Italia Capital S.A.
          4.000%, due 01/15/10...............      300,000       293,971
                                                           -------------
        MEXICO - 0.3%
        Mexico Government International Bond
          6.750%, due 09/27/34...............      715,000       791,505
                                                           -------------
        RUSSIA - 0.1%
        Russian Federation
          7.500%, due 03/31/30...............      188,100       215,804
                                                           -------------
        UNITED KINGDOM - 0.0%
        HBOS Capital Funding LP
          6.071%, due 06/30/49 (144A)(a).....       50,000        46,846
                                                           -------------
        Total Foreign Bonds & Debt Securities
        (Cost $3,385,456)                                      3,502,663
                                                           -------------

        -------------------------------------------------------------------
        SECURITY                                  PAR         VALUE
        DESCRIPTION                              AMOUNT      (NOTE 2)
        -------------------------------------------------------------------

        CONVERTIBLE BONDS - 3.8%
        AEROSPACE & DEFENSE - 0.2%
        AAR Corp. 1.750%, due 02/01/26....... $    150,000 $     215,812
        DRS Technologies, Inc.
          2.000%, due 02/01/26 (144A)(a).....      125,000       136,406
        Orbital Sciences Corp.
          2.438%, due 01/15/27 (144A)(a).....      125,000       154,063
         2.438%, due 01/15/27................       25,000        30,813
                                                           -------------
                                                                 537,094
                                                           -------------
        BIOTECHNOLOGY - 0.2%
        BioMarin Pharmaceutical, Inc.
          2.500%, due 03/29/13(c)............      100,000       225,125
        Gilead Sciences, Inc.
          0.625%, due 05/01/13...............      100,000       134,750
        Incyte Corp. 3.500%, due 02/15/11(c).      125,000       123,437
                                                           -------------
                                                                 483,312
                                                           -------------
        CAPITAL MARKETS - 0.1%
        Affiliated Managers Group, Inc.
          4.530%, due 02/25/33(b)............       50,000       146,675
        Merrill Lynch & Co., Inc.
          0.000%, due 03/13/32(f)............      150,000       163,005
                                                           -------------
                                                                 309,680
                                                           -------------
        COMMUNICATIONS EQUIPMENT - 0.0%
        Comverse Technology, Inc.
          0.000%, due 05/15/23(f)............      100,000       111,125
                                                           -------------
        CONSUMER FINANCE - 0.1%
        AmeriCredit Corp.
          2.125%, due 09/15/13...............      225,000       149,625
                                                           -------------
        DIVERSIFIED FINANCIAL SERVICES - 0.1%
        NorthStar Realty Finance LP
          7.250%, due 06/15/27 (144A)(a).....      225,000       187,313
                                                           -------------
        DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
        Level 3 Communications, Inc.
          6.000%, due 03/15/10...............      125,000       111,875
                                                           -------------
        ELECTRICAL EQUIPMENT - 0.2%
        Canadian Solar, Inc.
          6.000%, due 12/15/17 (144A)(a).....      125,000       179,844
        General Cable Corp.
          0.875%, due 11/15/13...............       75,000       120,844
        Roper Industries, Inc.
          1.481%, due 01/15/34(g)............      225,000       177,469
        Sunpower Corp. 1.250%, due 02/15/27..       50,000       117,062
                                                           -------------
                                                                 595,219
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
        Anixter International, Inc.
          1.000%, due 02/15/13(c)............      200,000       229,250
        Avnet, Inc. 2.000%, due 03/15/34(c)..      175,000       206,062
        Flextronics International, Ltd.
          1.000%, due 08/01/10...............      200,000       206,750
                                                           -------------
                                                                 642,062
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                  PAR         VALUE
        DESCRIPTION                              AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        ENERGY EQUIPMENT & SERVICES - 0.3%
        Cameron International Corp.
          2.500%, due 06/15/26............... $     75,000 $     115,875
        Halliburton Co. 3.125%, due 07/15/23.       50,000       101,563
        Parker Drilling Co.
          2.125%, due 07/15/12...............      175,000       159,906
        Pride International, Inc.
          3.250%, due 05/01/33...............      175,000       236,687
                                                           -------------
                                                                 614,031
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
        Hologic, Inc. 2.000%, due 12/15/37...      125,000       135,781
        Medtronic, Inc.
          1.500%, due 04/15/11...............       25,000        26,813
         1.500%, due 04/15/11 (144A)(a)......      200,000       214,500
                                                           -------------
                                                                 377,094
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 0.1%
        Henry Schein, Inc.
          3.000%, due 08/15/34(c)............      175,000       250,906
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 0.0%
        Carnival Corp. 2.000%, due 04/15/21..      100,000       117,375
                                                           -------------
        HOUSEHOLD DURABLES - 0.1%
        Beazer Homes USA, Inc.
          4.625%, due 06/15/24...............      250,000       176,563
                                                           -------------
        INTERNET SOFTWARE & SERVICES - 0.2%
        Digital River, Inc.
          1.250%, due 01/01/24...............      175,000       179,375
        SINA Corp. 0.000%, due 07/15/23(f)...       75,000       135,844
        VeriSign, Inc. 3.250%, due 08/15/37
          (144A)(a)..........................      100,000       129,750
                                                           -------------
                                                                 444,969
                                                           -------------
        IT SERVICES - 0.1%
        Euronet Worldwide, Inc.
          3.500%, due 10/15/25...............      300,000       312,750
                                                           -------------
        LIFE SCIENCES TOOLS & SERVICES - 0.1%
        Kendle International, Inc.
          3.375%, due 07/15/12...............      125,000       153,281
        Millipore Corp. 3.750%, due 06/01/26.      125,000       134,688
                                                           -------------
                                                                 287,969
                                                           -------------
        MACHINERY - 0.2%
        Actuant Corp. 2.000%, due 11/15/23(c)      125,000       216,875
        Danaher Corp.
          1.506%, due 01/22/21(f)............      150,000       191,625
                                                           -------------
                                                                 408,500
                                                           -------------
        OIL, GAS & CONSUMABLE FUELS - 0.0%
        Nabors Industries, Inc.
          0.940%, due 05/15/11...............      125,000       118,125
                                                           -------------
        PHARMACEUTICALS - 0.0%
        Allergan, Inc. 1.500%, due 04/01/26..      100,000       117,625
                                                           -------------

        ----------------------------------------------------------------
        SECURITY                                  PAR         VALUE
        DESCRIPTION                              AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.1%
        CapitalSource, Inc.
          7.250%, due 07/15/37............... $    200,000 $     183,000
                                                           -------------
        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
        Acquicor Technology, Inc.
          8.000%, due 12/31/11 (144A)(a).....      100,000        82,125
        Conexant Systems, Inc.
          4.000%, due 03/01/26(c)............      150,000       119,625
        Jazz Technologies, Inc.
          8.000%, due 12/31/11(c)............       75,000        61,594
                                                           -------------
                                                                 263,344
                                                           -------------
        SOFTWARE - 0.4%
        Blackboard, Inc. 3.250%, due 07/01/27      125,000       131,250
        Cadence Design Systems, Inc.
          1.500%, due 12/15/13(c)............      225,000       230,625
        Lawson Software, Inc.
          2.500%, due 04/15/12 (144A)(a).....      125,000       138,750
        Macrovision Corp.
          2.625%, due 08/15/11...............      150,000       142,125
        Mentor Graphics Corp.
          6.250%, due 03/01/26...............      275,000       277,750
                                                           -------------
                                                                 920,500
                                                           -------------
        SPECIALTY RETAIL - 0.2%
        Charming Shoppes, Inc.
          1.125%, due 05/01/14 (144A)(a).....      225,000       162,000
        Lowe's Cos., Inc.
          0.000%, due 10/19/21(f)............      200,000       181,000
        Pier 1 Imports, Inc.
          6.125%, due 02/15/36(g)............       50,000        41,500
         6.375%, due 02/15/36 (144A)(a)(g)...      125,000       103,750
                                                           -------------
                                                                 488,250
                                                           -------------
        THRIFTS & MORTGAGE FINANCE - 0.2%
        Bankunited Capital Trust
          3.125%, due 03/01/34(c)............      550,000       365,062
                                                           -------------
        TRADING COMPANIES & DISTRIBUTORS - 0.2%
        WESCO International, Inc.
          2.625%, due 10/15/25...............      225,000       260,156
         2.625%, due 10/15/25 (144A)(a)......      125,000       144,531
                                                           -------------
                                                                 404,687
                                                           -------------
        WIRELESS TELECOMMUNICATION SERVICES - 0.1%
        NII Holdings, Inc.
          2.750%, due 08/15/25...............      125,000       152,969
         2.750%, due 08/15/25 (144A)(a)......      100,000       122,375
                                                           -------------
                                                                 275,344
                                                           -------------
        Total Convertible Bonds
        (Cost $8,968,727)                                      9,253,399
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 54.5%
        AEROSPACE & DEFENSE - 2.7%
        Boeing Co. (The)......................      12,266 $   1,072,784
        General Dynamics Corp.................       6,376       567,400
        Honeywell International, Inc..........      13,210       813,340
        Lockheed Martin Corp..................       7,550       794,713
        Northrop Grumman Corp.................       9,373       737,093
        Precision Castparts Corp..............       6,820       945,934
        Raytheon Co...........................       9,112       553,098
        United Technologies Corp..............      15,736     1,204,434
                                                           -------------
                                                               6,688,796
                                                           -------------
        AIR FREIGHT & LOGISTICS - 0.2%
        FedEx Corp............................       1,600       142,672
        United Parcel Service, Inc. - Class B.       3,420       241,862
                                                           -------------
                                                                 384,534
                                                           -------------
        AUTO COMPONENTS - 0.0%
        Magna International, Inc..............       1,100        88,473
                                                           -------------
        AUTOMOBILES - 0.1%
        Daimler AG............................       2,600       248,638
                                                           -------------
        BEVERAGES - 1.4%
        Anheuser-Busch Cos., Inc..............       3,900       204,126
        Coca-Cola Co..........................      20,665     1,268,211
        Coca-Cola Enterprises, Inc............      23,350       607,800
        PepsiAmericas, Inc.(c)................       5,300       176,596
        PepsiCo, Inc..........................       7,882       598,244
        The Pepsi Bottling Group, Inc.........      13,860       546,916
                                                           -------------
                                                               3,401,893
                                                           -------------
        BIOTECHNOLOGY - 0.4%
        Amgen, Inc.*(c).......................       5,422       251,798
        Gilead Sciences, Inc.*................       4,554       209,529
        Onyx Pharmaceuticals, Inc.*(c)........       8,961       498,411
        OSI Pharmaceuticals, Inc.*............       2,900       140,679
                                                           -------------
                                                               1,100,417
                                                           -------------
        CAPITAL MARKETS - 1.9%
        Bank of New York Mellon Corp..........      11,386       555,181
        Federated Investors, Inc. - Class B(c)      23,400       963,144
        Goldman Sachs Group, Inc. (The).......       5,923     1,273,741
        Janus Capital Group, Inc.(c)..........      18,320       601,812
        Lehman Brothers Holdings, Inc.(c).....       2,656       173,809
        Merrill Lynch & Co., Inc..............       4,207       225,832
        Morgan Stanley........................       5,379       285,679
        Raymond James Financial, Inc.(c)......      10,300       336,398
        State Street Corp.....................       3,850       312,620
                                                           -------------
                                                               4,728,216
                                                           -------------
        CHEMICALS - 0.5%
        Dow Chemical Co. (The)................       4,751       187,285
        E.I. du Pont de Nemours & Co.(c)......       9,523       419,869
        Potash Corp. of Saskatchewan, Inc.....       4,900       705,404
                                                           -------------
                                                               1,312,558
                                                           -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMERCIAL BANKS - 0.5%
        U.S. Bancorp.........................       8,526 $     270,615
        Wachovia Corp.(c)....................       9,223       350,751
        Wells Fargo & Co.....................      16,270       491,191
                                                          -------------
                                                              1,112,557
                                                          -------------
        COMMERCIAL SERVICES & SUPPLIES - 0.4%
        Allied Waste Industries, Inc.*(c)....      36,470       401,899
        R.R. Donnelley & Sons Co.............      12,160       458,919
                                                          -------------
                                                                860,818
                                                          -------------
        COMMUNICATIONS EQUIPMENT - 2.2%
        Ciena Corp.*(c)......................      12,200       416,142
        Cisco Systems, Inc.*.................      71,892     1,946,116
        Corning, Inc.(c).....................      21,337       511,875
        Harris Corp..........................      31,700     1,986,956
        Motorola, Inc........................      11,175       179,247
        QUALCOMM, Inc........................       8,475       333,491
                                                          -------------
                                                              5,373,827
                                                          -------------
        COMPUTERS & PERIPHERALS - 3.5%
        Apple, Inc.*.........................      10,397     2,059,438
        Dell, Inc.*..........................      27,328       669,809
        EMC Corp.*...........................      23,337       432,435
        Hewlett-Packard Co...................      42,209     2,130,710
        International Business Machines Corp.      20,473     2,213,131
        Seagate Technology...................      34,900       889,950
        Western Digital Corp.*...............       4,900       148,029
                                                          -------------
                                                              8,543,502
                                                          -------------
        CONSTRUCTION & ENGINEERING - 0.1%
        Chicago Bridge & Iron Co. N.V........       4,000       241,760
                                                          -------------
        CONSUMER FINANCE - 0.1%
        American Express Co..................       5,807       302,080
                                                          -------------
        DIVERSIFIED FINANCIAL SERVICES - 1.6%
        Bank of America Corp.................      26,601     1,097,557
        Citigroup, Inc.......................      30,067       885,173
        JPMorgan Chase & Co..................      43,776     1,910,822
                                                          -------------
                                                              3,893,552
                                                          -------------
        DIVERSIFIED TELECOMMUNICATION SERVICES - 2.0%
        AT&T, Inc............................      71,446     2,969,296
        Verizon Communications, Inc..........      43,116     1,883,738
                                                          -------------
                                                              4,853,034
                                                          -------------
        ELECTRIC UTILITIES - 0.5%
        Exelon Corp..........................       3,488       284,760
        FirstEnergy Corp.....................       4,931       356,709
        Northeast Utilities..................      17,900       560,449
                                                          -------------
                                                              1,201,918
                                                          -------------
        ELECTRICAL EQUIPMENT & SERVICES - 0.2%
        Emerson Electric Co..................       7,400       419,284
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                            SHARES      (NOTE 2)
         --------------------------------------------------------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
         Ingram Micro, Inc. - Class A*.......      21,680 $     391,107
         Tech Data Corp.*....................       7,200       271,584
                                                          -------------
                                                                662,691
                                                          -------------
         ENERGY EQUIPMENT & SERVICES - 1.9%
         Cameron International Corp.*........      10,050       483,706
         Diamond Offshore Drilling, Inc.(c)..         800       113,600
         Exterran Holdings, Inc.*............       3,800       310,840
         Halliburton Co......................      18,554       703,382
         National-Oilwell Varco, Inc.*.......       1,500       110,190
         Noble Corp..........................       8,118       458,748
         Oceaneering International, Inc.*....       5,200       350,220
         Schlumberger, Ltd...................       6,010       591,204
         Superior Energy Services, Inc.*(c)..      15,200       523,184
         Transocean, Inc.....................       7,379     1,056,304
                                                          -------------
                                                              4,701,378
                                                          -------------
         FOOD & STAPLES RETAILING - 2.0%
         Costco Wholesale Corp...............       2,322       161,983
         CVS Caremark Corp...................      19,200       763,200
         Kroger Co. (The)....................      25,400       678,434
         Safeway, Inc........................      18,310       626,385
         Wal-Mart Stores, Inc................      49,815     2,367,707
         Walgreen Co.........................       4,896       186,439
                                                          -------------
                                                              4,784,148
                                                          -------------
         FOOD PRODUCTS - 0.2%
         Corn Products International, Inc.(c)      15,300       562,275
                                                          -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
         DENTSPLY International, Inc.(c).....      14,195       639,059
         Kinetic Concepts, Inc.*(c)..........       6,400       342,784
         Medtronic, Inc......................       5,545       278,747
         Respironics, Inc.*..................       9,400       615,512
                                                          -------------
                                                              1,876,102
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 2.5%
         Aetna, Inc..........................      15,004       866,181
         CIGNA Corp..........................       7,100       381,483
         Express Scripts, Inc.*..............       5,400       394,200
         Humana, Inc.*.......................      14,726     1,109,015
         Lincare Holdings, Inc.*.............       7,500       263,700
         McKesson Corp.......................      11,742       769,218
         Medco Health Solutions, Inc.*.......       2,200       223,080
         UnitedHealth Group, Inc.(c).........      20,488     1,192,402
         WellPoint, Inc.*....................      10,818       949,063
                                                          -------------
                                                              6,148,342
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 0.6%
         Bally Technologies, Inc.*(c)........       5,300       263,516
         Darden Restaurants, Inc.............       7,500       207,825
         McDonald's Corp.....................       6,252       368,305
         Tim Hortons, Inc.(c)................      14,200       524,406
         Wendy's International, Inc.(c)......       7,000       180,880
                                                          -------------
                                                              1,544,932
                                                          -------------

      ----------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      ----------------------------------------------------------------------

      HOUSEHOLD DURABLES - 0.3%
      Snap-On, Inc.............................       8,400 $     405,216
      Tempur-Pedic International, Inc.(c)......       9,995       259,570
                                                            -------------
                                                                  664,786
                                                            -------------
      HOUSEHOLD PRODUCTS - 0.6%
      Kimberly-Clark Corp.(c)..................          64         4,438
      Procter & Gamble Co. (The)...............      19,089     1,401,514
                                                            -------------
                                                                1,405,952
                                                            -------------
      INDUSTRIAL CONGLOMERATES - 0.9%
      3M Co....................................       3,500       295,120
      General Electric Co......................      50,285     1,864,065
                                                            -------------
                                                                2,159,185
                                                            -------------
      INSURANCE - 1.9%
      ACE, Ltd.(c).............................       3,600       222,408
      Allstate Corp. (The).....................       5,259       274,678
      American International Group, Inc........      21,485     1,252,575
      Aspen Insurance Holdings, Ltd............       8,200       236,488
      Chubb Corp. (The)........................      11,100       605,838
      Hartford Financial Services Group, Inc.
        (The)..................................       5,315       463,415
      Prudential Financial, Inc................       7,037       654,722
      Sun Life Financial, Inc.(c)..............       5,800       324,452
      Travelers Cos., Inc. (The)...............      11,900       640,220
                                                            -------------
                                                                4,674,796
                                                            -------------
      INTERNET & CATALOG RETAIL - 0.2%
      Amazon.com, Inc.*(c).....................       5,400       500,256
                                                            -------------
      INTERNET SOFTWARE & SERVICES - 0.7%
      eBay, Inc.*..............................      13,072       433,860
      Google, Inc. - Class A*..................       1,600     1,106,368
      Yahoo!, Inc.*(c).........................       6,355       147,817
                                                            -------------
                                                                1,688,045
                                                            -------------
      IT SERVICES - 0.4%
      Accenture, Ltd. - Class A(c).............       6,000       216,180
      Electronic Data Systems Corp.............      25,300       524,469
      Hewitt Associates, Inc. - Class A*.......       3,400       130,186
                                                            -------------
                                                                  870,835
                                                            -------------
      LEISURE EQUIPMENT & PRODUCTS - 0.1%
      Hasbro, Inc.(c)..........................      11,100       283,938
                                                            -------------
      LIFE SCIENCES TOOLS & SERVICES - 0.4%
      Charles River Laboratories International,
        Inc.*(c)...............................       6,480       426,384
      Invitrogen Corp.*........................       4,000       373,640
      Millipore Corp.*(c)......................       3,900       285,402
                                                            -------------
                                                                1,085,426
                                                            -------------
      MACHINERY - 0.2%
      Caterpillar, Inc.........................       5,200       377,312
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        MEDIA - 1.0%
        Citadel Broadcasting Corp.(c)........           1 $           2
        Comcast Corp. - Class A*.............      10,209       186,417
        EchoStar Communications Corp.*(c)....      14,250       537,510
        Meredith Corp........................       5,000       274,900
        News Corp. - Class A.................      10,675       218,731
        Time Warner, Inc.....................      17,683       291,946
        Walt Disney Co. (The)................      28,076       906,293
                                                          -------------
                                                              2,415,799
                                                          -------------
        METALS & MINING - 0.3%
        Freeport-McMoRan Copper & Gold, Inc..       6,000       614,640
                                                          -------------
        MULTI-UTILITIES - 0.3%
        Public Service Enterprise Group, Inc.       6,350       623,824
                                                          -------------
        MULTILINE RETAIL - 0.1%
        Target Corp..........................       4,279       213,950
                                                          -------------
        OIL, GAS & CONSUMABLE FUELS - 7.7%
        Apache Corp..........................       4,900       526,946
        Chesapeake Energy Corp.(c)...........       7,750       303,800
        Chevron Corp.........................      32,044     2,990,666
        ConocoPhillips.......................      22,529     1,989,311
        Continental Resources, Inc.*(c)......      10,200       266,526
        Devon Energy Corp....................       3,500       311,185
        El Paso Corp.(c).....................      47,100       812,004
        EnCana Corp..........................       8,880       603,485
        Exxon Mobil Corp.....................      60,355     5,654,660
        Hess Corp............................      13,820     1,393,885
        Marathon Oil Corp....................      13,720       834,999
        Noble Energy, Inc....................       3,300       262,416
        Occidental Petroleum Corp............      10,694       823,331
        Petro-Canada.........................      20,000     1,072,400
        TransCanada Corp.(c).................       5,800       237,394
        Valero Energy Corp...................       8,620       603,659
                                                          -------------
                                                             18,686,667
                                                          -------------
        PERSONAL PRODUCTS - 0.4%
        Estee Lauder Companies, Inc. -
          Class A(c).........................      12,800       558,208
        Herbalife, Ltd.......................       7,480       301,294
        NBTY, Inc.*..........................       5,400       147,960
                                                          -------------
                                                              1,007,462
                                                          -------------
        PHARMACEUTICALS - 4.3%
        Abbott Laboratories..................      10,732       602,602
        Biovail Corp.........................      16,996       228,766
        Bristol-Myers Squibb Co..............      28,991       768,841
        Eli Lilly & Co.......................      16,779       895,831
        Endo Pharmaceuticals Holdings, Inc.*.      25,450       678,751
        Johnson & Johnson....................      14,100       940,470
        King Pharmaceuticals, Inc.*(c).......      49,800       509,952
        Merck & Co., Inc.....................      33,116     1,924,371
        Pfizer, Inc..........................     101,723     2,312,164

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        PHARMACEUTICALS - CONTINUED
        Schering-Plough Corp.................      23,547 $     627,292
        Watson Pharmaceuticals, Inc.*(c).....      24,600       667,644
        Wyeth................................       7,456       329,481
                                                          -------------
                                                             10,486,165
                                                          -------------
        REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.4%
        Digital Realty Trust, Inc. (REIT)*(c)       8,100       193,388
        Host Hotels & Resorts, Inc. (REIT)...       6,800       115,872
        ProLogis (REIT)(c)...................       7,200       456,336
        Simon Property Group, Inc. (REIT)*...       3,100       221,774
                                                          -------------
                                                                987,370
                                                          -------------
        ROAD & RAIL - 0.5%
        Ryder System, Inc.(c)................      17,100       803,871
        Union Pacific Corp...................       3,900       489,918
                                                          -------------
                                                              1,293,789
                                                          -------------
        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.1%
        Integrated Device Technology, Inc.*..      35,200       398,112
        Intel Corp...........................      87,007     2,319,607
        Intersil Corp. - Class A.............       9,000       220,320
        Lam Research Corp.*(c)...............       8,100       350,163
        MEMC Electronic Materials, Inc.*.....      10,700       946,843
        NVIDIA Corp.*........................      16,640       566,093
        Texas Instruments, Inc...............       7,584       253,305
                                                          -------------
                                                              5,054,443
                                                          -------------
        SOFTWARE - 2.9%
        BMC Software, Inc.*..................      27,900       994,356
        MICROS Systems, Inc.*................       4,000       280,640
        Microsoft Corp.......................     100,517     3,578,405
        Oracle Corp.*........................      78,466     1,771,763
        Sybase, Inc.*........................      15,711       409,900
                                                          -------------
                                                              7,035,064
                                                          -------------
        SPECIALTY RETAIL - 0.5%
        Dick's Sporting Goods, Inc.*(c)......      12,200       338,672
        Home Depot, Inc. (The)...............       8,356       225,111
        Lowe's Cos., Inc.....................       7,225       163,429
        Men's Wearhouse, Inc. (The)(c).......       6,300       169,974
        Ross Stores, Inc.(c).................      11,900       304,283
        Staples, Inc.........................       5,000       115,350
                                                          -------------
                                                              1,316,819
                                                          -------------
        TEXTILES, APPAREL & LUXURY GOODS - 0.7%
        NIKE, Inc. - Class B.................      13,050       838,332
        Phillips-Van Heusen Corp.............       8,800       324,368
        VF Corp..............................       9,125       626,523
                                                          -------------
                                                              1,789,223
                                                          -------------
        THRIFTS & MORTGAGE FINANCE - 0.1%
        Countrywide Financial Corp.(c).......      12,700       113,538
        Fannie Mae...........................       4,834       193,263
                                                          -------------
                                                                306,801
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                   SHARES/PAR     VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      TOBACCO - 0.7%
      Altria Group, Inc........................       17,687 $   1,336,784
      UST, Inc.(c).............................        4,600       252,080
                                                             -------------
                                                                 1,588,864
                                                             -------------
      TRADING COMPANIES & DISTRIBUTORS - 0.1%
      United Rentals, Inc.*....................       10,700       196,452
                                                             -------------
      WIRELESS TELECOMMUNICATION SERVICES - 0.1%
      Sprint Nextel Corp.(c)...................       13,458       176,704
                                                             -------------
      Total Common Stocks
      (Cost $114,622,975)                                      132,540,292
                                                             -------------

      PREFERRED STOCKS - 0.2%
      THRIFTS & MORTGAGE FINANCE - 0.2%
      Federal Home Loan Mortgage Corp.
        8.375%.................................       13,000       339,950
      Federal National Mortgage Assoc.
        8.250%.................................        9,000       231,750
                                                             -------------
                                                                   571,700
                                                             -------------
      Total Preferred Stocks
      (Cost $550,000)                                              571,700
                                                             -------------

      CONVERTIBLE PREFERRED STOCKS - 0.3%
      CAPITAL MARKETS - 0.0%
      E*Trade Financial Corp.
        6.125%, due 11/18/08(c)................        7,700        44,275
                                                             -------------
      HOTELS, RESTAURANTS & LEISURE - 0.1%
      Six Flags, Inc. 7.250%, due 08/15/09(c)..       10,700       155,150
                                                             -------------
      INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
      NRG Energy, Inc. 4.000%,.................          107       237,446
                                                             -------------
      MEDIA - 0.1%
      Interpublic Group (IPG) - Class B
        5.250% (144A)(a).......................          183       150,861
                                                             -------------
      THRIFTS & MORTGAGE FINANCE - 0.0%
      Federal National Mortgage Assoc.
        7.000%(b)..............................          400        18,537
                                                             -------------
      Total Convertible Preferred Stocks
      (Cost $774,682)                                              606,269
                                                             -------------

      SHORT-TERM INVESTMENTS - 22.3%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/07 at 0.770% to
        be repurchased at $470,020 on
        01/02/08 collateralized by $355,000
        U.S. Treasury Bond at 8.000% due
        11/15/21 with a value of $480,138...... $    470,000       470,000

    ------------------------------------------------------------------------
    SECURITY                                         PAR          VALUE
    DESCRIPTION                                     AMOUNT       (NOTE 2)
    ------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - CONTINUED
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 12/31/07 at 1.000% to
      be repurchased at $214,012 on
      01/02/08 collateralized by $160,000
      U.S. Treasury Bond at 8.500% due
      02/15/20 with a value of $223,800......... $    214,000 $     214,000
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 12/31/07 at 2.600% to
      be repurchased at $8,686,255 on
      01/02/08 collateralized by $7,090,000
      U.S. Treasury Note at 2.625% due
      03/15/09 with a value of $8,862,500.......    8,685,000     8,685,000
    State Street Navigator Securities Lending
      Prime Portfolio(h)........................   44,967,942    44,967,942
                                                              -------------
    Total Short-Term Investments
    (Cost $54,336,942)                                           54,336,942
                                                              -------------

    TOTAL INVESTMENTS - 121.7%
    (Cost $277,458,826)                                         296,057,455
                                                              -------------

    Other Assets and Liabilities (net) - (21.7)%                (52,721,850)
                                                              -------------

    TOTAL NET ASSETS - 100.0%                                 $ 243,335,605
                                                              =============

PORTFOLIO FOOTNOTES:

* Non-income producing security
(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid by the Portfolio's adviser. These securities represent in the aggregate $10,556,574 of net assets.
(b) Variable or floating rate security. The stated rate represents the rate at December 31, 2007.
(c) All or a portion of security is on loan.
(d) This security is traded on a "to-be-announced" basis.
(e) Par shown in Euro currency. Value is shown in USD.
(f) Zero coupon bond - Interest rate represents current yield to maturity.
(g) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.
(h) Represents investment of collateral received from securities lending transactions.
ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $241,720,513
   Repurchase Agreement                                                     9,369,000
   Cash                                                                         1,461
   Collateral for securities on loan                                       44,967,942
   Receivable for investments sold                                          2,026,905
   Receivable for Trust shares sold                                            25,612
   Dividends receivable                                                       121,900
   Interest receivable                                                      1,147,199
                                                                         ------------
     Total assets                                                         299,380,532
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                 10,683,220
     Trust shares redeemed                                                    103,136
     Collateral for securities on loan                                     44,967,942
     Investment advisory fee (Note 3)                                         103,697
     Administration fee                                                         1,503
     Custodian and accounting fees                                             59,452
   Accrued expenses                                                           125,977
                                                                         ------------
     Total liabilities                                                     56,044,927
                                                                         ------------
NET ASSETS                                                               $243,335,605
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $201,908,724
   Accumulated net realized gain                                           15,951,107
   Unrealized appreciation on investments and foreign currency             18,600,077
   Undistributed net investment income                                      6,875,697
                                                                         ------------
     Total                                                               $243,335,605
                                                                         ============
NET ASSETS
   Class A                                                               $243,335,605
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 14,177,334
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      17.16
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements and Securities
  Lending                                                                $223,121,884

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
INVESTMENT INCOME:
    Dividends (1)                                                                     $ 2,423,613
    Interest (2)                                                                        5,876,112
                                                                                      -----------
       Total investment income                                                          8,299,725
                                                                                      -----------
EXPENSES:
    Investment advisory fee (Note 3)                                                    1,293,568
    Administration fees                                                                    20,362
    Custody and accounting fees                                                            89,010
    Transfer agent fees                                                                     3,077
    Audit                                                                                  29,384
    Legal                                                                                  42,141
    Trustee fees and expenses                                                               9,820
    Shareholder reporting                                                                  98,706
    Insurance                                                                               9,644
    Other                                                                                   4,421
                                                                                      -----------
       Total expenses                                                                   1,600,133
       Less broker commission recapture                                                   (13,051)
                                                                                      -----------
    Net expenses                                                                        1,587,082
                                                                                      -----------
    Net investment income                                                               6,712,643
                                                                                      -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
    Net realized gain (loss) on:
       Investments                                                                     17,152,719
       Foreign currency                                                                    (4,544)
                                                                                      -----------
    Net realized gain on investments and foreign currency                              17,148,175
                                                                                      -----------
    Net change in unrealized appreciation (depreciation) on:
       Investments                                                                     (7,760,368)
       Foreign currency                                                                    21,471
                                                                                      -----------
    Net change in unrealized depreciation on investments and foreign currency          (7,738,897)
                                                                                      -----------
    Net realized and change in unrealized gain on investments and foreign currency      9,409,278
                                                                                      -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $16,121,921
                                                                                      ===========

--------------------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                            $    12,347
(2)Interest income includes securities lending income of:                                 123,782

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2007          2006
                                                                         ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  6,712,643  $  6,481,976
   Net realized gain on investments and foreign currency                   17,148,175    21,787,404
   Net change in unrealized depreciation on investments and foreign
       currency                                                            (7,738,897)     (746,478)
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    16,121,921    27,522,902
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                               (6,361,425)   (6,069,158)
   From net realized gains
     Class A                                                              (22,361,843)   (8,233,117)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (28,723,268)  (14,302,275)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                4,114,024     2,095,842
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               28,723,268    14,302,275
   Cost of shares repurchased
     Class A                                                              (43,814,370)  (40,191,799)
                                                                         ------------  ------------
   Net decrease in net assets from capital share transactions             (10,977,078)  (23,793,682)
                                                                         ------------  ------------
TOTAL DECREASE IN NET ASSETS                                              (23,578,425)  (10,573,055)
   Net assets at beginning of period                                      266,914,030   277,487,085
                                                                         ------------  ------------
   Net assets at end of period                                           $243,335,605  $266,914,030
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  6,875,697  $  6,638,467
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                            CLASS A
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO                           ------------------------------------------------
                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                                       ------------------------------------------------
                                                                          2007       2006      2005     2004++   2003++
                                                                       -------    -------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 18.07    $ 17.20    $16.67    $15.72    $13.20
                                                                       -------    -------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................    0.45(a)    0.42(a)   0.36(a)   0.37(a)   0.39
Net Realized/Unrealized Gain on Investments...........................    0.66       1.37      0.27      1.11(a)   2.51
                                                                       -------    -------    ------    ------    ------
Total from Investment Operations......................................    1.11       1.79      0.63      1.48      2.90
                                                                       -------    -------    ------    ------    ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................   (0.45)     (0.39)    (0.00)+   (0.39)    (0.38)
Distributions from Net Realized Capital Gains.........................   (1.57)     (0.53)    (0.10)    (0.14)       --
                                                                       -------    -------    ------    ------    ------
Total Distributions...................................................   (2.02)     (0.92)    (0.10)    (0.53)    (0.38)
                                                                       -------    -------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD........................................ $ 17.16    $ 18.07    $17.20    $16.67    $15.72
                                                                       =======    =======    ======    ======    ======
TOTAL RETURN                                                              6.34%     10.81%     3.84%     9.44%    21.98%
Ratio of Expenses to Average Net Assets...............................    0.61%      0.63%     0.61%     0.60%     0.59%
Ratio of Expenses to Average Net Assets Before Rebates................    0.62%      0.65%     0.61%     0.61%     0.59%
Ratio of Net Investment Income to Average Net Assets..................    2.59%      2.40%     2.15%     2.31%     2.64%
Portfolio Turnover Rate...............................................   144.0%     171.9%     56.0%     64.0%     84.0%
Net Assets, End of Period (in millions)...............................   $243.3     $266.9   $277.0    $297.0    $290.0

+  Rounds to less than $0.005 per share.
++ Audited by other Independent Registered Public Accounting Firm.
(a) Per share amounts based on average shares outstanding during the period.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Legg Mason Partners Managed Assets Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

I. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. CREDIT AND MARKET RISK - The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Portfolio has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At December 31, 2007, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities with an aggregate value of $28,197,144 (representing 12% of the Portfolio's total assets).

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a separate advisory agreement with each of Batterymarch Financial Management, Inc., Western Asset Management Company, ClearBridge Advisors, LLC and Legg Mason Global Asset Allocation, LLC, (each, an "Adviser"), an affiliate of Legg Mason Capital Management, Inc., for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of each advisory agreement. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreements, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                              Management Fees
                                             earned by Manager
                                             for the year ended
Portfolio                                    December 31, 2007  % per annum Average Daily Net Assets
---------                                    ------------------ ----------- ------------------------

Legg Mason Partners Managed Assets Portfolio     $1,293,568        0.50%              All

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                    Maximum Expense Ratio
                                                    under current Expense
                                                    Limitation Agreement
                                                   ---------------------
      Portfolio                                    Class A Class B Class E
      ---------                                    ------- ------- -------

      Legg Mason Partners Managed Assets Portfolio  1.25%   1.50%*  1.40%*

* Classes not offered during the period.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                                Shares Issued
                                                                   Through                 Net Decrease
                                             Beginning  Shares    Dividend      Shares      in Shares      Ending
                                              Shares     Sold   Reinvestment  Repurchased  Outstanding     Shares
                                             ---------- ------- ------------- -----------  ------------  ----------
Legg Mason Partners Managed Assets Portfolio

 Class A

 12/31/2007                                  14,770,336 238,024     1,704,645  (2,535,671)     (593,002) 14,177,334
 12/31/2006                                  16,134,334 120,528       847,793  (2,332,319)   (1,363,998) 14,770,336

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                       Purchases                        Sales
                                             ------------------------------ ------------------------------
                                             U.S. Government Non-Government U.S. Government Non-Government
                                             --------------- -------------- --------------- --------------

Legg Mason Partners Managed Assets Portfolio  $225,678,082    $147,257,426   $243,342,558    $158,223,450

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                               Federal       Gross         Gross
                                              Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                        Cost     Appreciation (Depreciation)  Appreciation
---------                                    ------------ ------------ -------------- --------------

Legg Mason Partners Managed Assets Portfolio $278,907,189 $26,340,669   $(9,190,403)   $17,150,266

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                          Value of    Value of
                                              Value of      Cash      Non-Cash     Total
                                             Securities  Collateral  Collateral* Collateral
                                             ----------- ----------- ----------- -----------

Legg Mason Partners Managed Assets Portfolio $45,607,927 $44,967,942 $1,616,101  $46,584,043

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                                Ordinary Income    Long-Term Capital Gain          Total
                                             --------------------- ---------------------- -----------------------
                                                2007       2006       2007        2006       2007        2006
                                             ---------- ---------- ----------- ---------- ----------- -----------

Legg Mason Partners Managed Assets Portfolio $8,328,058 $6,683,640 $20,395,210 $7,618,635 $28,723,268 $14,302,275

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal Income tax basis were as follows:

                                             Undistributed Undistributed     Net
                                               Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                                Income         Gain      Appreciation   and Deferrals       Total
                                             ------------- ------------- ------------ ------------------ -----------

Legg Mason Partners Managed Assets Portfolio  $10,916,604   $13,358,565  $17,148,856         $--         $41,424,025

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Legg Mason Partners Managed Assets Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Managed Assets Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 29, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                             Number of
                                                                                             Portfolios
                                                                                              in Fund
                      Position(s)   Term of Office                                            Complex
Name, Age and          Held with    and Length of          Principal Occupation(s)            overseen   Other Directorships
Address                the Trust     Time Served             During Past 5 Years            by Trustee**   Held by Trustee
-------              -------------- -------------- ---------------------------------------- ------------ -------------------
The Executive
Officers
--------
Jeffrey A. Tupper    Chief           From August   Since October 2006, Assistant Vice           N/A              N/A
(37)                 Financial       2002 to       President, MetLife Group, Inc. Since
                     Officer,        present.      February 2001, Assistant Vice President
                     Treasurer                     of MetLife Investors Insurance
                                                   Company.

Michael K. Farrell   Executive Vice  From August   Since December 2005, Executive Vice          N/A              N/A
(55)                 President       2002 to       President of Metropolitan Life Insurance
                                     present.      Company; since July 2002, Chief
                                                   Executive Officer of MetLife Investors
                                                   Group, Inc. and Met Investors Advisory
                                                   LLC; since April 2001, Chief Executive
                                                   Officer of MetLife Resources and Vice
                                                   President of Metropolitan Life Insurance
                                                   Company; since January 1990, President
                                                   of Michael K. Farrell Associates, Inc.
                                                   (qualified retirement plans for non-
                                                   profit organizations).

Richard C. Pearson   Vice President  From          Since July 2002, President of MetLife        N/A              N/A
(64)                 and Secretary   December      Investors Distribution Company; since
                                     2000 to       January, 2002, Secretary of Met
                                     present.      Investors Advisory LLC; since January
                                                   2001, Senior Vice President, General
                                                   Counsel and Secretary of MetLife
                                                   Investors Group, Inc.; since November
                                                   2000, Vice President, General Counsel
                                                   and Secretary of Met Investors Advisory
                                                   LLC; from 1998 to November 2000,
                                                   President, Security First Group, Inc.

Jeffrey P. Halperin  Chief           From August   Since March 2006, Vice President,            N/A              N/A
(40)                 Compliance      2006 to       Corporate Ethics and Compliance
Metropolitan Life    Officer         present.      Department, MetLife, Inc.; from October
Insurance Company                                  2002 to March 2006, Assistant Vice
One MetLife Plaza                                  President; from November 2005 to August
27-01 Queens Plaza                                 2006, Interim Chief Compliance Officer,
North                                              Met Investors Series Trust; Since April
Long Island City,                                  2007, Chief Compliance Officer,
NY 11101                                           Metropolitan Series Funds; from August
                                                   2006 to April 2007, Interim Chief
                                                   Compliance Officer, Metropolitan Series
                                                   Funds; since August 2006, Chief
                                                   Compliance Officer, Met Investors
                                                   Advisory, LLC and MetLife Advisers, LLC;
                                                   since November 2006, Chief Compliance
                                                   Officer, MetLife Investment Advisors
                                                   Company, LLC.

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007


QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO: CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with each of Western Asset Management Company (the "Western Adviser"), Batterymarch Financial Management, Inc. (the "Batterymarch Adviser") and Clearbridge Advisors, LLC (the "Clearbridge Adviser", and collectively with the Western Adviser and the Batterymarch Adviser, the "Legg Mason Portfolio Advisers") for investment advisory services in connection with the investment management for the Legg Mason Partners Managed Assets Portfolio ("Legg Mason Portfolio"). The Advisory Agreement with the Legg Mason Portfolio's other investment adviser, Legg Mason Global Asset Allocation, LLC, was initially approved on February 14, 2007 for a period ending December 31, 2008 and, therefore, was not considered for renewal at this time.

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the Legg Mason Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager/'/s reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

Based on its consideration and review of the foregoing information, the Board determined that the Legg Mason Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Legg Mason Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the Legg Mason Portfolio within its performance universe. The Board took into account that the Legg Mason Portfolio ranked below the median for each of the one-, three- and five-year periods, respectively. The Board noted that the Legg Mason Portfolio ranked slightly above the Lipper index for the five-year period and below the Lipper index for the one- and three-year periods. The Board considered the analysis provided in the B-M Report demonstrating that the Legg Mason Portfolio was below the S&P 500 benchmark for each of the one-, three- and five-year periods. The Board also took into account management's discussion of the Portfolio's performance. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that the Legg Mason Portfolio's performance is more favorable over a longer period of time, and concluded that such performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Legg Mason Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Legg Mason Portfolio's total expenses exclusive of 12b-1 fees were above the expense group median and below the expense universe median and the sub-advised expense universe median. The Board also noted that the Legg Mason Portfolio's actual management fees were above the medians of the expense group and expense universe and below the median of the sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Legg Mason Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Legg Mason Portfolio's contractual management fees were above the normalized median of the expense group at the Legg Mason Portfolio's current size. The Board considered that the relatively small asset size of the Legg Mason Portfolio results in a higher relative fee structure. The Board also took into account the fact that the advisory fees for each of the Portfolio's Advisers, as applicable, are paid by the Manager out of the management fee. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Legg Mason Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Legg Mason Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Legg Mason Portfolio's fee schedule does not contain breakpoints. The Board examined the effect of the Legg Mason Portfolio's growth in size on various fee schedules and reviewed the Lipper and the B-M Reports with compared fee schedules among peers in a group according to asset size. According to the Bobroff-Mack statistical analysis, the fee schedule was believed to be below the average comparable funds at all asset levels, thus indicating that the fees of the Legg Mason Portfolio will decrease in accordance with industry norms as assets increase. The Board took into account the fact that the advisory fees for each of the Portfolio's Advisers, as applicable, are paid by the Manager out of the management fee. The Board also noted that if the Legg Mason Portfolio's assets increase over time, the Legg Mason Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Legg Mason Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements with the Legg Mason Advisers for the Legg Mason Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Legg Mason Advisers' financial condition; each Legg Mason Adviser's current level of staffing and its overall resources, as well as its compensation program; the Legg Mason Advisers' compliance systems and any disciplinary history; any possible conflicts of interest; the Legg Mason Advisers' management styles and long-term performance records, as applicable, with respect to the Legg Mason Portfolio; and the Legg Mason Portfolio's performance record. With respect to each Legg Mason Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Legg Mason Advisers, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered the Legg Mason Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Legg Mason Portfolio/'/s performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered each Legg Mason Adviser's investment process and philosophy. The Board considered that the Advisers' responsibilities include the development and maintenance of an investment program for the Legg Mason Portfolio which is consistent with the Legg Mason Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered each Legg Mason Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees, if any, payable under the Advisory Agreements. In this connection, the Board evaluated the Legg Mason Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Legg Mason Advisers' estimated profitability from their relationship with the Legg Mason Portfolio as described below and possible economies of scale. With respect to the Legg Mason Portfolio, the Board also compared the subadvisory fees paid to fees charged by the Legg Mason Advisers to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act.

PROFITABILITY. In considering the profitability to each Legg Mason Adviser of its relationship with the Legg Mason Portfolio, the Board noted that the fees under the Advisory Agreements, if any, were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board noted that an advisory fee was not paid to the Clearbridge Adviser under the Advisory Agreement, since the Manager was paying advisory fees to the Batterymarch Adviser and the Western Adviser, both affiliates of the Clearbridge Adviser. The Board received portfolio specific data with regard to the profitability of the Legg Mason Portfolio. The Board analyzed the reasonableness of the profitability of the Legg Mason Advisers and found no indication of excessive profitability. However, the Board placed more reliance on the fact that the Advisory Agreements were negotiated at arm's length and that the advisory fees, if any, were paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Western Adviser and its affiliates by virtue of the Western Adviser's relationship to the Legg Mason Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreements for the Legg Mason Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Legg Mason Adviser, the Board determined approval of each of the Advisory Agreements for the Legg Mason Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement for the Legg Mason Portfolio.

                          MET INVESTORS SERIES TRUST


                                  Legg Mason
                            Value Equity Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                   FOR THE YEAR ENDED 12/31/07
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

For the year ended December 31, 2007, the Met Investors Series Trust--Legg Mason Value Equity Portfolio posted a total return of -5.72%, -5.91% and -5.81% for Class A, B and E Shares, respectively, underperforming the 5.49% return of the benchmark S&P 500(R) Index/1/. The Portfolio's underperformance was primarily due to weakness from our holdings in the telecommunication and financials sectors; our slight position in the strong-performing energy sector also weighed meaningfully on relative performance.

ECONOMIC OVERVIEW & OUTLOOK

Equity markets in general saw a solid first half of the year. The upward trend that began in earnest after the Federal Reserve Board (FED) pause last August continued into 2007 until concerns about the subprime mortgage market, a possibly overheated Chinese market, and renewed talk about a recession caused a brief dip in late February and early March. Market turmoil began over the summer, however, as a credit and liquidity crunch spooked investors and prompted a market correction. Fears of a further collapse in the subprime market led to the avoidance of all things mortgage-related, which in turn froze up the commercial paper and other debt markets. The FED gave markets a reprieve by stepping in to cut the Fed funds and discount rates, but markets fell in the fourth quarter amid renewed fears that secondary effects from the housing slowdown will throw the economy into a recession. Further spooking investors were multi-billion dollar asset writedowns at many large financial institutions, several of which prompted CEOs to be terminated. Overall, though, the first half's strong returns were enough to leave the major indices in positive territory for the year, with growth and large-cap stocks assuming leadership from their value and small-cap counterparts, respectively.

While we continue to monitor issues in the credit and housing markets and the economy overall, we continue to believe the stock market looks very attractive from a valuation standpoint, as well as compared to the bond market. Even allowing for the possibility that consensus 2008 earnings estimates may be slightly too high, we still see mid- to high-single-digit returns for 2008 as being a very reasonable expectation. That said, we acknowledge that the range of possible outcomes for the market in 2008 is wider than usual.

PORTFOLIO OVERVIEW

From an individual security perspective, financial holdings Countrywide, Citigroup, and Capital One were hurt by the credit and liquidity crunch and worries that the consumer will falter. Homebuilders Pulte Homes and Centex were casualties of the stalled housing market and unclear outlook for when it will revive. In the Telecommunications space, Sprint Nextel faltered for company-specific reasons. On the upside, Internet companies Amazon.com and Google saw significant share price appreciation as worrisome trends reversed (Amazon) and the gap widened to its competitors (Google).

As fellow shareholders, we share in investors' dissatisfaction with Portfolio performance in 2007. We also recognize that periods of underperformance should not be unexpected for focused, low-turnover portfolios that are constructed to be significantly different from the benchmark. We continue to believe that our disciplined, fundamental, bottom-up, valuation-focused process will, over the long-term, produce competitive results, and we thank investors for their continued trust and confidence.

MARY CHRIS GAY
Portfolio Manager
LEGG MASON CAPITAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Amazon.com, Inc.                           6.80%
              ---------------------------------------------------
              AES Corp.                                  6.00%
              ---------------------------------------------------
              UnitedHealth Group, Inc.                   5.73%
              ---------------------------------------------------
              Aetna, Inc.                                5.02%
              ---------------------------------------------------
              JPMorgan Chase & Co.                       4.61%
              ---------------------------------------------------
              Qwest Communications International, Inc.   3.92%
              ---------------------------------------------------
              Sprint Nextel Corp.                        3.82%
              ---------------------------------------------------
              eBay, Inc.                                 3.43%
              ---------------------------------------------------
              Yahoo!, Inc.                               3.40%
              ---------------------------------------------------
              Google, Inc.--Class A                      3.07%
              ---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Basic Materials          0.6%
Communications          34.4%
Cyclical                 7.2%
Non-Cyclical            15.2%
Energy                   0.3%
Financials              19.0%
Industrials              7.3%
Technology               9.9%
Utilities                6.1%



--------
/1/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                   FOR THE YEAR ENDED 12/31/07
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


                 LEGG MASON VALUE EQUITY PORTFOLIO MANAGED BY
          LEGG MASON CAPITAL MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                  Fund         S&P
                  ----         ---
  11/1/2005     $10,000      $10,000
  12/31/2005     10,650       10,382
  12/31/2006     11,351       12,023
  12/31/2007     10,680       12,683



    ------------------------------------------------------
                            Average Annual Return/2/
                            (for the year ended 12/31/07)
    ------------------------------------------------------
                                            Since
                            1 Year       Inception/3/
    ------------------------------------------------------
    Legg Mason Value Equity
    Portfolio--Class A      -5.72%          3.29%
--        Class B           -5.91%          3.09%
          Class E           -5.81%          0.88%
    ------------------------------------------------------
- - S&P 500(R) Index/1/      5.49%         11.59%
    ------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 11/1/05. Inception of Class E shares is 5/1/06. Index returns are based on an inception date of 10/31/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
LEGG MASON VALUE EQUITY PORTFOLIO           ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  895.90        $3.20
  Hypothetical (5% return before expenses)     1,000.00      1,021.83         3.41
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $  895.60        $4.40
  Hypothetical (5% return before expenses)     1,000.00      1,020.57         4.69
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $  895.80        $3.87
  Hypothetical (5% return before expenses)     1,000.00      1,021.12         4.13
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.67%, 0.92%, and 0.81% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 97.7%
        AUTOMOBILES - 0.9%
        General Motors Corp.(a)..............   582,900 $    14,508,381
                                                        ---------------
        BIOTECHNOLOGY - 1.4%
        Amgen, Inc.*.........................   481,600      22,365,504
                                                        ---------------
        CAPITAL MARKETS - 3.2%
        Bear Stearns Cos., Inc.(a)...........   218,199      19,256,062
        Goldman Sachs Group, Inc. (The)......    46,600      10,021,330
        Merrill Lynch & Co., Inc.............   390,500      20,962,040
                                                        ---------------
                                                             50,239,432
                                                        ---------------
        COMMERCIAL BANKS - 0.5%
        Wachovia Corp........................   199,000       7,567,970
                                                        ---------------
        COMMUNICATIONS EQUIPMENT - 2.7%
        Cisco Systems, Inc.*................. 1,050,600      28,439,742
        Motorola, Inc........................   790,700      12,682,828
                                                        ---------------
                                                             41,122,570
                                                        ---------------
        COMPUTERS & PERIPHERALS - 4.5%
        Hewlett-Packard Co...................   783,200      39,535,936
        International Business Machines Corp.   272,900      29,500,490
                                                        ---------------
                                                             69,036,426
                                                        ---------------
        CONSUMER FINANCE - 1.3%
        Capital One Financial Corp...........   431,925      20,412,776
                                                        ---------------
        DIVERSIFIED FINANCIAL SERVICES - 7.9%
        Citigroup, Inc....................... 1,559,400      45,908,736
        JPMorgan Chase & Co.................. 1,632,000      71,236,800
        NYSE Euronext........................    52,200       4,581,594
                                                        ---------------
                                                            121,727,130
                                                        ---------------
        DIVERSIFIED TELECOMMUNICATION SERVICES - 3.9%
        Qwest Communications International,
          Inc.*(a)........................... 8,640,700      60,571,307
                                                        ---------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%
        Covidien, Ltd........................   219,683       9,729,760
                                                        ---------------
        HEALTH CARE PROVIDERS & SERVICES - 11.3%
        Aetna, Inc........................... 1,343,700      77,571,801
        Health Net, Inc.*....................   175,500       8,476,650
        UnitedHealth Group, Inc.............. 1,521,600      88,557,120
                                                        ---------------
                                                            174,605,571
                                                        ---------------
        HOUSEHOLD DURABLES - 1.6%
        Beazer Homes USA, Inc.(a)............   227,050       1,686,982
        Centex Corp.(a)......................   421,550      10,648,353
        Pulte Homes, Inc.(a).................   737,500       7,773,250
        Ryland Group, Inc. (The)(a)..........   184,000       5,069,200
                                                        ---------------
                                                             25,177,785
                                                        ---------------
        INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 6.0%
        AES Corp.*........................... 4,331,200      92,644,368
                                                        ---------------

         -------------------------------------------------------------
         SECURITY                                          VALUE
         DESCRIPTION                          SHARES      (NOTE 2)
         -------------------------------------------------------------

         INDUSTRIAL CONGLOMERATES - 4.4%
         General Electric Co................ 1,222,500 $    45,318,075
         Tyco International, Ltd............   577,550      22,899,857
                                                       ---------------
                                                            68,217,932
                                                       ---------------
         INSURANCE - 3.0%
         American International Group, Inc..   787,150      45,890,845
                                                       ---------------
         INTERNET & CATALOG RETAIL - 10.4%
         Amazon.com, Inc.*.................. 1,134,346     105,085,813
         Expedia, Inc.*.....................   981,075      31,021,592
         IAC/InterActiveCorp.*(a)...........   941,200      25,337,104
                                                       ---------------
                                                           161,444,509
                                                       ---------------
         INTERNET SOFTWARE & SERVICES - 9.9%
         eBay, Inc.*........................ 1,596,200      52,977,878
         Google, Inc. - Class A*............    68,500      47,366,380
         Yahoo!, Inc.*...................... 2,258,300      52,528,058
                                                       ---------------
                                                           152,872,316
                                                       ---------------
         LEISURE EQUIPMENT & PRODUCTS - 2.8%
         Eastman Kodak Co.(a)............... 1,953,200      42,716,484
                                                       ---------------
         MEDIA - 2.9%
         DIRECTV Group, Inc. (The)*.........   403,173       9,321,360
         Time Warner, Inc................... 2,184,200      36,061,142
                                                       ---------------
                                                            45,382,502
                                                       ---------------
         METALS & MINING - 0.5%
         Nucor Corp.........................   140,700       8,332,254
                                                       ---------------
         MULTILINE RETAIL - 4.1%
         J.C. Penney Co., Inc...............   386,873      17,018,543
         Sears Holdings Corp.*(a)...........   447,100      45,626,555
                                                       ---------------
                                                            62,645,098
                                                       ---------------
         OIL, GAS & CONSUMABLE FUELS - 0.3%
         Exxon Mobil Corp...................    44,900       4,206,681
                                                       ---------------
         PHARMACEUTICALS - 1.5%
         Pfizer, Inc........................ 1,024,700      23,291,431
                                                       ---------------
         SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.6%
         Texas Instruments, Inc.............   729,525      24,366,135
                                                       ---------------
         SOFTWARE - 3.6%
         CA, Inc.(a)........................   947,550      23,641,372
         Electronic Arts, Inc.*.............   551,900      32,236,479
                                                       ---------------
                                                            55,877,851
                                                       ---------------
         SPECIALTY RETAIL - 0.4%
         Best Buy Co., Inc.(a)..............   107,900       5,680,935
                                                       ---------------
         THRIFTS & MORTGAGE FINANCE - 2.7%
         Countrywide Financial Corp.(a)..... 1,946,300      17,399,922
         Freddie Mac........................   549,800      18,731,686
         Washington Mutual, Inc.............   356,500       4,851,965
                                                       ---------------
                                                            40,983,573
                                                       ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

    -----------------------------------------------------------------------
    SECURITY                                   SHARES/PAR       VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------

    WIRELESS TELECOMMUNICATION SERVICES - 3.8%
    Sprint Nextel Corp.......................    4,489,700 $    58,949,761
                                                           ---------------
    Total Common Stocks
    (Cost $1,602,855,526)                                    1,510,567,287
                                                           ---------------
    SHORT-TERM INVESTMENTS - 10.8%
    State Street Bank & Trust Co.,
      Repurchase Agreement, dated
      12/31/07 at 2.600% to be
      repurchased at $44,001,355 on
      01/02/08 collateralized by
      $43,510,000 FHLB at 4.375% due
      09/17/10 with a value of
      $44,875,735............................ $ 43,995,000      43,995,000
    State Street Navigator Securities Lending
      Prime Portfolio(b).....................  122,420,772     122,420,772
                                                           ---------------
    Total Short-Term Investments
    (Cost $166,415,772)                                        166,415,772
                                                           ---------------

    TOTAL INVESTMENTS - 108.5%
    (Cost $1,769,271,298)                                    1,676,983,059
                                                           ---------------

    Other Assets and Liabilities (net) - (8.5)%               (131,783,922)
                                                           ---------------

    TOTAL NET ASSETS - 100.0%                              $ 1,545,199,137
                                                           ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.
FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

LEGG MASON VALUE EQUITY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                           $1,510,567,287
   Repurchase Agreement                                                          43,995,000
   Cash                                                                                 397
   Collateral for securities on loan                                            122,420,772
   Receivable for investments sold                                                1,614,421
   Receivable for Trust shares sold                                               1,704,683
   Dividends receivable                                                             686,269
   Interest receivable                                                                3,177
                                                                             --------------
      Total assets                                                            1,680,992,006
                                                                             --------------
LIABILITIES
   Payables for:
      Investments purchased                                                      12,168,872
      Trust shares redeemed                                                         151,884
      Distribution and services fees--Class B                                        25,917
      Distribution and services fees--Class E                                         2,638
      Collateral for securities on loan                                         122,420,772
      Investment advisory fee (Note 3)                                              839,133
      Administration fee                                                              8,001
      Custodian and accounting fees                                                  95,380
   Accrued expenses                                                                  80,272
                                                                             --------------
      Total liabilities                                                         135,792,869
                                                                             --------------
NET ASSETS                                                                   $1,545,199,137
                                                                             ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                           $1,583,227,792
   Accumulated net realized gain                                                 50,583,667
   Unrealized depreciation on investments and foreign currency                  (92,288,239)
   Undistributed net investment income                                            3,675,917
                                                                             --------------
      Total                                                                  $1,545,199,137
                                                                             ==============
NET ASSETS
   Class A                                                                   $1,403,578,724
                                                                             ==============
   Class B                                                                      121,060,968
                                                                             ==============
   Class E                                                                       20,559,445
                                                                             ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                      133,645,043
                                                                             ==============
   Class B                                                                       11,566,558
                                                                             ==============
   Class E                                                                        1,960,729
                                                                             ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                   $        10.50
                                                                             ==============
   Class B                                                                            10.47
                                                                             ==============
   Class E                                                                            10.49
                                                                             ==============

--------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements and Securities Lending $1,602,855,526

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

LEGG MASON VALUE EQUITY PORTFOLIO
INVESTMENT INCOME:
   Dividends                                                              $  11,904,175
   Interest (1)                                                               1,558,919
                                                                          -------------
       Total investment income                                               13,463,094
                                                                          -------------
EXPENSES:
   Investment advisory fee (Note 3)                                           8,949,822
   Administration fees                                                           93,685
   Custody and accounting fees                                                   82,433
   Distribution fee--Class B                                                    292,973
   Distribution fee--Class E                                                     34,463
   Transfer agent fees                                                           19,807
   Audit                                                                         24,774
   Legal                                                                         20,155
   Trustee fees and expenses                                                     18,522
   Shareholder reporting                                                        185,530
   Insurance                                                                     41,555
   Other                                                                          7,146
                                                                          -------------
       Total expenses                                                         9,770,865
       Less broker commission recapture                                        (147,340)
                                                                          -------------
   Net expenses                                                               9,623,525
                                                                          -------------
   Net investment income                                                      3,839,569
                                                                          -------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                           71,248,171
       Futures contracts                                                     (3,549,664)
       Foreign currency                                                         (11,526)
                                                                          -------------
   Net realized gain on investments, futures contracts and foreign
       currency                                                              67,686,981
                                                                          -------------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                         (184,041,718)
       Foreign currency                                                              60
                                                                          -------------
   Net change in unrealized depreciation on investments and foreign
       currency                                                            (184,041,658)
                                                                          -------------
   Net realized and change in unrealized loss on investments, futures
       contracts and foreign currency                                      (116,354,677)
                                                                          -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $(112,515,108)
                                                                          =============

----------------------------------------------------------------------------------------
(1)Interest income includes securities lending income of:                 $     400,455

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

LEGG MASON VALUE EQUITY PORTFOLIO
                                                       Year Ended      Year Ended
                                                      December 31,    December 31,
                                                          2007            2006
                                                     --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                             $    3,839,569  $    1,361,496
   Net realized gain on investments, futures
       contracts and foreign currency                    67,686,981      20,906,878
   Net change in unrealized appreciation
       (depreciation) on investments and foreign
       currency                                        (184,041,658)     73,569,493
                                                     --------------  --------------
   Net increase (decrease) in net assets
       resulting from operations                       (112,515,108)     95,837,867
                                                     --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                (35,618)     (1,365,072)
     Class B                                                 (3,741)             --
     Class E                                                   (777)        (10,937)
   From net realized gains
     Class A                                             (1,203,539)    (18,100,772)
     Class B                                               (126,501)     (2,124,828)
     Class E                                                (26,276)       (448,691)
                                                     --------------  --------------
   Net decrease in net assets resulting from
       distributions                                     (1,396,452)    (22,050,300)
                                                     --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                            699,840,581     889,008,817
     Class B                                             48,486,805      63,574,342
     Class E                                              1,912,680       1,343,563
   Net asset value of shares issued through
       acquisition
     Class A                                                     --      55,964,976
     Class B                                                     --      51,850,624
     Class E                                                     --      23,484,428
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              1,239,157      19,465,844
     Class B                                                130,242       2,124,828
     Class E                                                 27,053         459,628
   Cost of shares repurchased
     Class A                                           (165,506,219)    (60,874,300)
     Class B                                            (33,054,498)    (15,556,894)
     Class E                                             (4,128,476)     (2,528,473)
                                                     --------------  --------------
   Net increase in net assets from capital share
       transactions                                     548,947,325   1,028,317,383
                                                     --------------  --------------
TOTAL INCREASE IN NET ASSETS                            435,035,765   1,102,104,950
   Net assets at beginning of period                  1,110,163,372       8,058,422
                                                     --------------  --------------
   Net assets at end of period                       $1,545,199,137  $1,110,163,372
                                                     ==============  ==============
   Net assets at end of period includes
       undistributed net investment income           $    3,675,917  $      129,551
                                                     ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                               CLASS A
LEGG MASON VALUE EQUITY PORTFOLIO                                                --------------------------------
                                                                                         FOR THE YEARS ENDED
                                                                                             DECEMBER 31,
                                                                                 --------------------------------
                                                                                     2007         2006      2005(B)
                                                                                 --------      ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD............................................ $  11.15      $10.65      $10.00
                                                                                 --------      ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...........................................................     0.03 (a)    0.03 (a)    0.00+(a)
Net Realized/Unrealized Gain (Loss) on Investments..............................    (0.67)       0.70        0.65
                                                                                 --------      ------      ------
Total from Investment Operations................................................    (0.64)       0.73        0.65
                                                                                 --------      ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income............................................    (0.00)+     (0.02)         --
Distributions from Net Realized Capital Gains...................................    (0.01)      (0.21)         --
                                                                                 --------      ------      ------
Total Distributions.............................................................    (0.01)      (0.23)         --
                                                                                 --------      ------      ------
NET ASSET VALUE, END OF PERIOD.................................................. $  10.50      $11.15      $10.65
                                                                                 ========      ======      ======
TOTAL RETURN                                                                        (5.72)%      6.83%       6.50%
Ratio of Expenses to Average Net Assets.........................................     0.66 %      0.72%       0.80%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates........     0.67 %      0.74%(c)    8.27%*
Ratio of Net Investment Income to Average Net Assets............................     0.30 %      0.26%       0.08%*
Portfolio Turnover Rate.........................................................     27.5 %      38.7%        9.1%
Net Assets, End of Period (in millions)......................................... $1,403.6      $972.7      $  3.2

                                                                                               CLASS B
                                                                                 --------------------------------
                                                                                         FOR THE YEARS ENDED
                                                                                             DECEMBER 31,
                                                                                 --------------------------------
                                                                                     2007         2006      2005(B)
                                                                                 --------      ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD............................................ $  11.14      $10.65      $10.00
                                                                                 --------      ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)....................................................     0.00 +(a)  (0.01)(a)   (0.01)(a)
Net Realized/Unrealized Gain (Loss) on Investments..............................    (0.66)       0.71        0.66
                                                                                 --------      ------      ------
Total from Investment Operations................................................    (0.66)       0.70        0.65
                                                                                 --------      ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income............................................    (0.00)+        --          --
Distributions from Net Realized Capital Gains...................................    (0.01)      (0.21)         --
                                                                                 --------      ------      ------
Total Distributions.............................................................    (0.01)      (0.21)         --
                                                                                 --------      ------      ------
NET ASSET VALUE, END OF PERIOD.................................................. $  10.47      $11.14      $10.65
                                                                                 ========      ======      ======
TOTAL RETURN                                                                        (5.91)%      6.58 %      6.50 %
Ratio of Expenses to Average Net Assets.........................................     0.91 %      1.05 %      1.05 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates........     0.92 %      1.06 %(c)   4.54 %*
Ratio of Net Investment Income (Loss) to Average Net Assets.....................     0.03 %     (0.09)%     (0.36)%*
Portfolio Turnover Rate.........................................................     27.5 %      38.7 %       9.1 %
Net Assets, End of Period (in millions)......................................... $  121.1      $113.5      $  4.9

*  Annualized
+  Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--11/01/2005.
(c) Excludes effect of deferred expense reimbursement--see Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                                  CLASS E
LEGG MASON VALUE EQUITY PORTFOLIO                                                          -----------------
                                                                                            FOR THE YEARS ENDED
                                                                                                DECEMBER 31,
                                                                                           -----------------
                                                                                              2007      2006(B)
                                                                                           ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD...................................................... $11.15     $10.55
                                                                                           ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.....................................................................   0.01 (a)   0.01 (a)
Net Realized/Unrealized Gain (Loss) on Investments........................................  (0.66)      0.81
                                                                                           ------     ------
Total from Investment Operations..........................................................  (0.65)      0.82
                                                                                           ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income......................................................  (0.00)+    (0.01)
Distributions from Net Realized Capital Gains.............................................  (0.01)     (0.21)
                                                                                           ------     ------
Total Distributions.......................................................................  (0.01)     (0.22)
                                                                                           ------     ------
NET ASSET VALUE, END OF PERIOD............................................................ $10.49     $11.15
                                                                                           ======     ======
TOTAL RETURN                                                                                (5.81)%     7.74%
Ratio of Expenses to Average Net Assets...................................................   0.80 %     0.86%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates..................   0.82 %     0.87%(c)*
Ratio of Net Investment Income to Average Net Assets......................................   0.13 %     0.12%*
Portfolio Turnover Rate...................................................................   27.5 %     38.7%
Net Assets, End of Period (in millions)................................................... $ 20.6     $ 24.0

*  Annualized
+  Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.
(c) Excludes effect of deferred expense reimbursement--see Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Legg Mason Value Equity Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

H. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

I. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

J. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

K. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Legg Mason Capital Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                   Management Fees
                                  earned by Manager
                                  for the year ended
Portfolio                         December 31, 2007  % per annum Average Daily Net Assets
---------                         ------------------ ----------- ------------------------

Legg Mason Value Equity Portfolio     $8,949,822        0.65%       First $200 Million

                                                        0.63%       Over $200 Million

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                              Maximum Expense Ratio
                                              under current Expense
                                              Limitation Agreement
                                             ----------------------
           Portfolio                         Class A Class B Class E
           ---------                         ------- ------- -------

           Legg Mason Value Equity Portfolio  0.80%   1.05%   0.95%

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                         Shares Issued   Shares Issued              Net Increase
                                                         in Connection      Through                  (Decrease)
                                  Beginning    Shares   with Acquisition   Dividend      Shares      in Shares     Ending
                                   Shares       Sold        (Note 8)     Reinvestment  Repurchased  Outstanding    Shares
                                  ---------- ---------- ---------------- ------------- -----------  ------------ -----------

Legg Mason Value Equity Portfolio

 Class A

 12/31/2007                       87,202,671 61,704,592           --           108,889 (15,371,109)  46,442,372  133,645,043
 12/31/2006                          299,000 85,556,091    5,304,737         1,731,838  (5,688,995)  86,903,671   87,202,671

 Class B

 12/31/2007                       10,182,546  4,314,105           --            11,465  (2,941,558)   1,384,012   11,566,558
 12/31/2006                          457,402  6,088,981    4,919,414           189,210  (1,472,461)   9,725,144   10,182,546

 Class E

 12/31/2007                        2,153,830    170,402           --             2,379    (365,882)    (193,101)   1,960,729
 05/01/2006-12/31/2006                    --    127,826    2,226,012            40,892    (240,900)   2,153,830    2,153,830

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                            Purchases                        Sales
                                  ------------------------------ ------------------------------
                                  U.S. Government Non-Government U.S. Government Non-Government
                                  --------------- -------------- --------------- --------------

Legg Mason Value Equity Portfolio       $--        $901,331,162        $--        $378,359,862

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

5. INVESTMENT TRANSACTIONS - CONTINUED


At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                     Federal        Gross         Gross
                                    Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                              Cost      Appreciation (Depreciation) (Depreciation)
---------                         -------------- ------------ -------------- --------------

Legg Mason Value Equity Portfolio $1,773,257,404 $151,947,445 $(248,221,790)  $(96,274,345)

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of    Value of
                                    Value of       Cash      Non-Cash      Total
                                   Securities   Collateral  Collateral*  Collateral
                                  ------------ ------------ ----------- ------------

Legg Mason Value Equity Portfolio $190,797,025 $122,420,772 $74,002,540 $196,423,312

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                     Ordinary Income    Long Term Capital Gain         Total
                                  --------------------- ---------------------- ----------------------
                                     2007       2006      2007       2006         2007       2006
                                  ---------- ---------- --------  -----------  ---------- -----------

Legg Mason Value Equity Portfolio $1,093,460 $5,579,139 $302,992  $16,471,161  $1,396,452 $22,050,300

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                  Undistributed Undistributed     Net
                                    Ordinary      Long-Term    Unrealized   Loss Carryforward
                                     Income         Gain      Depreciation    and Deferrals       Total
                                  ------------- ------------- ------------  ----------------- ------------

Legg Mason Value Equity Portfolio  $3,675,917    $54,569,773  $(96,274,345)        $--        $(38,028,655)

8. ACQUISITIONS

On May 1, 2006, Legg Mason Value Equity Portfolio ("Value Equity") acquired all of the net assets of MFS Investors Trust Portfolio, a series of Metropolitan Series Fund, Inc., ("MFS Investors") pursuant to a plan of reorganization approved by MFS Investors shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 5,304,737 Class A shares of Value Equity (valued at $56.0 million) in exchange for the 5,954,932 Class A shares of MFS Investors, 4,919,414 Class B shares of Value Equity (valued at $51.9 million) in exchange for the 5,505,682 Class B shares of MFS Investors and 2,226,012 Class E shares of Value Equity (valued at $23.5 million) in exchange for the 2,496,689 Class E shares of MFS Investors. MFS Investors Class A net assets at that date ($56.0 million), including $7,451,570 of unrealized appreciation were combined with those of Value Equity Class A. MFS Investors Class B net assets at that date ($51.9 million), including $7,423,569 of unrealized appreciation were combined with those of Value Equity Class B. MFS Investors Class E net assets at that date ($23.5 million), including $3,153,729 of unrealized appreciation were combined with those of Value Equity Class E. The cost of securities acquired by Value Equity from MFS Investors was $113,318,381. The aggregate Class A net assets of Value Equity and MFS Investors immediately before the acquisition were $3,153,591 and $55,964,976, respectively. The aggregate Class A net assets of Value Equity immediately after the acquisition were $59,118,567. The aggregate Class B net assets of Value Equity and MFS Investors immediately before the acquisition were $29,399,561 and $51,850,624, respectively. The aggregate Class B net assets of Value Equity immediately after the acquisition were $81,250,185. The aggregate Class E net assets of Value Equity and MFS Investors immediately before the acquisition were $10,000 and $23,484,428, respectively. The aggregate Class E net assets of Value Equity immediately after the acquisition were $23,494,428.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2005 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Legg Mason Value Equity Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from November 1, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Value Equity Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from November 1, 2005 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------     -------------- -------------- ---------------------------------------- ------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------     -------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August
31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC, (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Legg Mason Capital Management LLC, the "Legg Mason Adviser") for investment advisory services in connection with the investment management for the Legg Mason Value Equity Portfolio ("Legg Mason Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the Legg Mason Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Legg Mason Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Legg Mason Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-year and since inception periods ending July 31, 2007 of the Legg Mason Portfolio within its performance universe. The Board took into account that the Legg Mason Portfolio ranked below the median and below the Lipper index for each period. The Board considered the analysis provided in the B-M Report demonstrating that the Portfolio ranked above the S&P 500 benchmark return for the one-year period. The Board also considered that the Legg Mason Portfolio was below its Morningstar Large Blend category for the one-year period. The Board noted the Portfolio's underperformance but took into account that the Legg Mason Portfolio is a relatively new fund, and accordingly is closely monitoring its performance. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that the Legg Mason Portfolio's performance is being addressed.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Legg Mason Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Legg Mason Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the Legg Mason Portfolio's actual management fees were below the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Legg Mason Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Legg Mason Portfolio's contractual management fees were below the normalized median of the expense group at the Legg Mason Portfolio's current size. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Legg Mason Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of Legg Mason Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Legg Mason Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Legg Mason Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Legg Mason Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Legg Mason Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Legg Mason Adviser's ability to perform under its Advisory Agreement. These factors included: the Legg Mason Adviser's financial condition; the Legg Mason Adviser's current level of staffing and its overall resources, as well as its compensation program; the Legg Mason Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Legg Mason Adviser's management style and performance record with respect to the Legg Mason Portfolio; and the Legg Mason Portfolio's performance record. With respect to the Legg Mason Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Legg Mason Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Legg Mason Portfolio's performance for the one year and since inception periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Legg Mason Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on the Adviser's performance.

The Board considered the Legg Mason Adviser's investment process and philosophy. The Board considered that the Legg Mason Adviser's responsibilities include the development and maintenance of an investment program for the Legg Mason Portfolio which is consistent with the Legg Mason Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. As discussed above, the Board is closely monitoring the performance of the Legg Mason Portfolio due to its underperformance. The Board also considered the Legg Mason Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Legg Mason Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Legg Mason Adviser's estimated profitability from its relationship with the Legg Mason Portfolio as described below and possible economies of scale. With respect to the Legg Mason
Portfolio, the Board also compared the subadvisory fees paid to fees charged by the Legg Mason Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, including separate accounts. The
Board considered the fee comparisons in light of the difference required to manage different types of accounts. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Legg Mason Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Legg Mason Adviser of its relationship with the Legg Mason Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received an income statement with respect to the Legg Mason Adviser's operation overall, which was represented to be an indication of the profitability of the Legg Mason Adviser's relationship with the Legg Mason Portfolio, but no portfolio specific data. Therefore, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory fee services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Legg Mason Adviser and its affiliates by virtue of the Legg Mason Adviser's relationship to the Legg Mason Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Legg Mason Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Legg Mason Adviser, the Board determined approval of the Advisory Agreement for the Legg Mason Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Legg Mason Portfolio.

                          MET INVESTORS SERIES TRUST


                                 Loomis Sayles
                           Global Markets Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO              FOR THE YEAR ENDED 12/31/07
MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

EQUITY PORTFOLIO PERFORMANCE

The Fund was heavily weighted towards equities throughout the quarter and year. For the year ended December 31, 2007, the Portfolio had a return of 28.09% and 27.85% for Class A and B Shares, respectively, versus 9.57% for its benchmark, the MSCI World Index/SM1/. The equity segment of the Fund returned 37.80% for the year.

EQUITY PORTFOLIO REVIEW

First Solar, Apple and MasterCard were our top equity contributors to outperformance for the period. First Solar shares were up significantly after the company reported a 10-fold increase in third quarter profits. Strong results were driven by higher sales of the photovoltaic panels. Apple shares were up for the period due primarily to its optimistic forecasts for holiday sales. In addition, the world's largest wireless operator, China Mobile, announced it was in discussions to sell the iPhone. If an agreement can be reached, Apple would have access to a massive subscriber market. Within the technology sector, MasterCard, rounded out positive performance. The company's recent international growth and the fact that it does not carry credit card loans itself but manages the MasterCard brand worldwide bolstered the firm's performance.

Komatsu and Cisco detracted from equity performance for the period. Komatsu, a Japanese earth moving equipment manufacturer saw shares decline after the company announced it would spend 5.3 billion yen to build an excavator factory in central Japan. Cisco shares were down for the period after the networking equipment company reported healthy profits, but forecasted potentially lower-than-expected revenue growth, attributable to a slowdown in domestic large corporate order growth.

EQUITY MARKET ENVIRONMENT/CONDITIONS

Despite the volatility in the equity markets caused by poor credit markets, a weak US housing market and questions about the health of American consumer spending, the Portfolio posted strong results for the period, led by companies with specialty product lines leveraged to global economic growth. These leaders helped propel major stock indexes, including the Dow and S&P 500(R) Index/2/ to positive returns for the fifth straight year. High-growth companies, especially those with strong global franchises that we have been seeking in our investment strategy, far outperformed the indices in 2007. As we enter 2008, stock picking will remain paramount as the global economy continues to digest the factors that have led to weakening in some economic sectors and regions during the second half of 2007.

EQUITY OUTLOOK/STRATEGY

With a tremendous amount of uncertainty swirling about, volatility is apt to be the watchword for 2008. Consensus opinion differs on whether there will be a recession or not, but most economists agree that we will be in for a period of slowing economic growth, which could cause some bumps in the road for earnings. The litany of things to worry about: oil prices and inflation, the election, home prices and consumer spending, is long, but these are not new issues and the market has been discounting them for months now. We expect the lagged effects of Federal Reserve easings and increased stability in the credit arena to help provide an antidote for the malaise currently hanging over the market. We believe that the market should move higher when investor confidence returns and investment time horizons move beyond the next month or quarter. Our working hypothesis is that the market can produce a mid-to-high single digit return for the year, with much of that performance coming in the second half of the year.

FIXED INCOME OVERVIEW

FIXED INCOME PORTFOLIO PERFORMANCE

The fixed income sleeve of the Portfolio underperformed its Benchmark, the WBGI Global Bond Index, for the year ended December 31, 2007, returning 8.33% versus 10.89% for the Index. The fixed income sleeve of the Portfolio returned 2.38% versus 3.92% for the Index for fourth quarter, 2007. At the total Portfolio level, the Portfolio remained heavily tilted towards equities during the quarter and the year.

FIXED INCOME PORTFOLIO REVIEW

The main drivers of fixed income gains during the period were exposure to select foreign currency markets such as Malaysia, Brazil, Uruguay, Singapore and government issues. The weakest segments of the Fund's fixed income sleeve for the period were exposures to high yield credit, impacted by the credit crunch in the latter half of the year, as well as positions in Indonesian rupiah and South Korean won.

Among the top performers for the period were US Treasurys as the market's flight to quality resulted in 10-year Treasury yields dropping to a December low of 3.80% from a high of 5.32% earlier in the year. CIT Group, a finance company, performed well along with a Singapore Government issue. Our worst performers were all high yield names impacted by the subprime crisis or company specific issues, which included the debt of Residential Capital, Toys R US, General Motors and Six Flags Inc.

FIXED INCOME MARKET ENVIRONMENT/CONDITIONS

In 2007, the best returns came from the least risky sectors (governments) and the worst returns came from the more risky sectors (high yield). Generally, the housing downturn was more severe than economists expected and mortgage loan performance suffered more than anticipated. This led to a plunge in value for the myriad of securities linked--directly or otherwise--to mortgage loans.

Treasury yields in the second half of 2007 led to great returns for the sector, particularly at the longer end of the curve. As 2008 opens, Treasurys may continue to do well as we work through weak economic news and hope for some clarity on bank exposures. However, if the economy rebounds in the second half of 2008 as we expect, then Treasury yields could rise by mid-year, leading to poor returns for the sector in 2008 resulting in spread product outperformance.

--------
/1/The MSCI World Index/SM/ is an unmanaged free-float adjusted market capitalization index that is designed to measure global developed market equity performance. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO              FOR THE YEAR ENDED 12/31/07
MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


FIXED INCOME OUTLOOK/STRATEGY

Small signs of a thaw in the credit crunch emerged at year-end. LIBOR rates declined significantly from an early December spike above 5.0%, and several major banks have announced measures to increase tier one capital and bring off-Benchmark assets onto the balance sheet. In turn, the dollar has traded more with economic releases than financial headlines, and has held above its November lows. Our baseline forecast continues to be for global growth to hold up reasonably well in 2008, driven by strength in Asia ex-Japan, Latin America, and the Middle East. We anticipate a winter US slowdown, with the US consumer on hold, and some echoes of weakness in Japan and Europe. Elsewhere, we expect rising inflation and a trend to higher interest rates to drive currency appreciation in Asia (ex-Japan) and OPEC. Within Europe, we look for economic activity to weaken enough to help shift the policy bias towards ease in coming months. Many economists believe that the US Federal Reserve will cut rates again at its next two meetings. We believe the ECB and Japan are on hold for now. A cut is expected in the UK A retest of dollar lows seems possible in the first quarter.

We see higher US and Euro yields by mid-2008. Spreads are expected to widen slightly through the winter, if the US slows down and earnings disappointments pressure corporates. Thereafter, we may see some stability in spreads through the remainder of 2008, leading to outperformance of corporates relative to Treasurys.

TEAM MANAGED

Mark B. Baribeau, CFA, a Vice President of Loomis Sayles, joined the firm in 1989. He is the Growth portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

Daniel J. Fuss, CFA, CIC, Executive Vice President, Vice Chairman and Director of Loomis Sayles has been with the firm since 1976. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

Warren Koontz, CFA, a Vice President of Loomis Sayles, joined the firm in 1995. He is the Value portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

David Rolley, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Apple, Inc.                          2.78%
                 ---------------------------------------------
                 Nintendo Co., Ltd.                   2.71%
                 ---------------------------------------------
                 Google, Inc.--Class A                2.44%
                 ---------------------------------------------
                 ABB, Ltd.                            2.41%
                 ---------------------------------------------
                 Piraeus Bank S.A.                    2.17%
                 ---------------------------------------------
                 Research In Motion, Ltd.             2.12%
                 ---------------------------------------------
                 MasterCard, Inc.--Class A            2.12%
                 ---------------------------------------------
                 Potash Corp. of Saskatchewan, Inc.   2.10%
                 ---------------------------------------------
                 Monsanto Co.                         1.93%
                 ---------------------------------------------
                 Bharti Airtel, Ltd. (144A)           1.92%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Asset-Backed Securities              0.1%
Basic Materials                      6.9%
Communications                       9.9%
Cyclical                            10.1%
Non-Cyclical                        12.1%
Energy                               8.0%
Financials                          17.6%
U.S. Government                      5.6%
Foreign Government                   6.3%
Industrials                         12.1%
Technology                          10.8%
Utilities                            0.5%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO              FOR THE YEAR ENDED 12/31/07
MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


               LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO MANAGED BY
           LOOMIS, SAYLES & COMPANY, L.P. VS. MSCI WORLD INDEX/SM1/
                           Growth Based on $10,000+

                                    [CHART]


                        Fund             MSCI World Index
                        ----             ----------------
    5/1/2006           $10,000                $10,000
   6/30/2006             9,330                  9,669
   9/30/2006             9,660                 10,111
  12/31/2006            10,466                 10,967
  12/31/2007            13,416                 12,017



    -----------------------------------------------------------
                                 Average Annual Return/2/
                                 (for the year ended 12/31/07)
    -----------------------------------------------------------
                                 1 Year    Since Inception/3/
    -----------------------------------------------------------
    Loomis Sayles Global Markets
--  Portfolio--Class A           28.09%         19.22%
    Class B                      27.85%         18.84%
    -----------------------------------------------------------
- - MSCI World Index/SM1/         9.57%         11.65%
    -----------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The MSCI World Index/SM/ is an unmanaged free-float adjusted market capitalization index that is designed to measure global developed market equity performance. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/06. Index returns are based on an inception date of 4/30/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,167.00        $4.10
  Hypothetical (5% return before expenses)     1,000.00      1,021.42         3.82
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,164.80        $5.62
  Hypothetical (5% return before expenses)     1,000.00      1.020.01         5.24
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.03% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
                                                        PAR           VALUE
SECURITY DESCRIPTION                                   AMOUNT        (NOTE 2)
--------------------------------------------------------------------------------

DOMESTIC BONDS & DEBT SECURITIES - 16.5%
AEROSPACE & DEFENSE - 0.1%
Embraer Overseas, Ltd. 6.375%, due 01/24/17....... $     1,470,000 $   1,398,411
                                                                   -------------
AIRLINES - 0.4%
Delta Air Lines Inc. 8.954%, due 08/10/14
  (144A)(a).......................................       2,120,000     2,120,000
  8.021%, due 08/10/22 (144A)(a)..................       2,120,000     2,056,400
                                                                   -------------
                                                                       4,176,400
                                                                   -------------
AUTO COMPONENTS - 0.1%
Goodyear Tire & Rubber Co. 7.000%, due 03/15/28...       1,228,000     1,074,500
                                                                   -------------
AUTOMOBILES - 0.2%
General Motors Corp. 8.250%, due 07/15/23.........       2,580,000     2,064,000
  8.375%, due 07/15/33(b).........................          75,000        60,750
  7.400%, due 09/01/25............................         215,000       155,875
GMAC LLC 6.875%, due 09/15/11.....................         130,000       111,301
  7.000%, due 02/01/12............................         275,000       233,513
                                                                   -------------
                                                                       2,625,439
                                                                   -------------
BUILDING PRODUCTS - 0.2%
Lafarge S.A. 4.750%, due 03/23/20(k)..............         275,000       346,779
Owens Corning, Inc. 6.500%, due 12/01/16..........          90,000        82,865
  7.000%, due 12/01/36............................         140,000       128,336
USG Corp. 6.300%, due 11/15/16....................         195,000       176,450
  7.750%, due 01/15/18............................       1,495,000     1,489,343
                                                                   -------------
                                                                       2,223,773
                                                                   -------------
CAPITAL MARKETS - 0.2%
Goldman Sachs Group, Inc. (The) 5.004%, due
  05/23/16(k).....................................       1,650,000     2,278,516
                                                                   -------------
CHEMICALS - 0.1%
Hercules, Inc. 6.500%, due 06/30/29...............          10,000         8,250
LPG International, Inc. 7.250%, due 12/20/15(b)...       1,465,000     1,457,675
                                                                   -------------
                                                                       1,465,925
                                                                   -------------
COMMERCIAL BANKS - 1.6%
Asian Development Bank 2.350%, due 06/21/27(n)....     210,000,000     1,935,229
BNP Paribas 4.730%, due 04/29/49(k)...............         200,000       260,884
Canara Bank (London Branch) 6.365%, due 11/28/21..       1,700,000     1,504,114

--------------------------------------------------------------------------------
                                                        PAR           VALUE
SECURITY DESCRIPTION                                   AMOUNT        (NOTE 2)
--------------------------------------------------------------------------------

COMMERCIAL BANKS - CONTINUED
European Investment Bank 1.250%, due
  09/20/12(b)(n).................................. $   322,000,000 $   2,910,465
  6.500%, due 08/12/14(q).........................       4,510,000     1,895,341
HSBC Bank USA 2.786%, due 05/17/12 (144A)(a)(c)(p)       3,500,000       929,241
Hypothekenbank in Essen AG 3.000%, due 09/28/09(k)         645,000       919,920
ICICI Bank, Ltd. 6.375%, due 04/30/22 (144A)(a)...       1,955,000     1,772,700
Kreditanstalt fuer Wiederaufbau 1.850%, due
  09/20/10(n).....................................     453,000,000     4,171,776
Lloyds TSB Bank PLC 4.385%, due 05/29/49(k).......         210,000       261,985
RBS Capital Trust C 4.243%, due 12/29/49 (k)......         210,000       258,738
Wells Fargo & Co. 4.625%, due 11/02/35(l).........         515,000       875,493
                                                                   -------------
                                                                      17,695,886
                                                                   -------------
CONSUMER FINANCE - 0.5%
FCE Bank Plc 7.875%, due 02/15/11(l)..............         450,000       784,785
Ford Motor Credit Co. 8.625%, due 11/01/10........       2,000,000     1,857,024
Ford Motor Credit Co. LLC 5.700%, due 01/15/10....         335,000       301,967
GMAC LLC 6.000%, due 12/15/11.....................         825,000       692,490
  6.625%, due 05/15/12............................         500,000       416,032
  6.875%, due 08/28/12............................         320,000       268,402
  6.750%, due 12/01/14............................         825,000       666,266
  8.000%, due 11/01/31............................         750,000       630,653
                                                                   -------------
                                                                       5,617,619
                                                                   -------------
DISTRIBUTORS - 0.1%
Marfrig Overseas, Ltd. 9.625%, due 11/16/16
  (144A)(a)(b)....................................       1,380,000     1,378,275
                                                                   -------------
DIVERSIFIED FINANCIAL SERVICES - 1.3%
BNP Paribas
  S.A. 8.223%, due 06/13/11 (144A)(a)(c)(m).......   8,241,755,000       653,286
JPMorgan Chase & Co. 2.667%, due
  06/08/12 (144A)(a)(c)(p)........................       6,383,540     1,642,888
  6.942%, due 09/10/12 (144A)(a)(c)(m)............   9,380,000,000       652,530
  4.064%, due 10/22/12 (144A)(a)(c)(u)............   2,280,000,000     1,883,923

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                PAR           VALUE
DESCRIPTION                                            AMOUNT        (NOTE 2)
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - CONTINUED
  3.894%, due 11/01/12 (144A)(a)(c)(u)............ $   183,200,000 $     163,138
Level 3 Financing, Inc. 9.250%, due 11/01/14......          50,000        45,500
Merrill Lynch & Co., Inc. 10.710%, due 03/08/17(g)       2,900,000     1,528,745
Morgan Stanley 5.375%, due 11/14/13(l)............       1,110,000     2,113,802
Network Rail MTN Finance, Plc. 4.875%, due
  03/06/09(l).....................................         505,000     1,000,814
Residential Capital LLC 7.625%, due 11/21/08......           5,000         4,000
SLM Corp. 5.375%, due 01/15/13 - 05/15/14.........         325,000       289,589
  5.000%, due 10/01/13 - 06/15/18.................       3,125,000     2,654,771
  5.050%, due 11/14/14............................         780,000       664,918
  5.625%, due 08/01/33............................       1,320,000     1,023,300
                                                                   -------------
                                                                      14,321,204
                                                                   -------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.0%
AT&T, Inc. 6.500%, due 09/01/37...................       2,205,000     2,313,475
Axtel S.A.B. de C.V. 7.625%, due 02/01/17
  (144A)(a).......................................       1,660,000     1,664,150
Excelcomindo Finance Co. B.V. 7.125%, due
  01/18/13 (144A)(a)..............................         955,000       943,063
France Telecom S.A. 3.625%, due 10/14/15(k).......         905,000     1,175,018
GTE Corp. 6.940%, due 04/15/28....................          55,000        59,077
Hanarotelecom, Inc. 7.000%, due 02/01/12 (144A)(a)       2,300,000     2,351,750
Level 3 Communications, Inc. 3.500%, due 06/15/12.       1,025,000       903,281
New England Telephone and Telegraph Co. 7.875%,
  due 11/15/29....................................         415,000       476,421
Northern Telecom Capital 7.875%, due 06/15/26.....         960,000       792,000
Qwest Capital Funding, Inc. 6.500%, due 11/15/18..         870,000       739,500
  7.625%, due 08/03/21............................         520,000       470,600
  6.875%, due 07/15/28............................         835,000       709,750
  7.750%, due 02/15/31............................       1,445,000     1,307,725
Qwest Corp. 6.875%, due 09/15/33..................         590,000       547,225
Royal KPN N.V. 4.750%, due 01/17/17(k)............         100,000       134,284
Sprint Capital Corp. 6.875%, due 11/15/28.........          60,000        57,055
Telecom Italia Capital S.A. 4.950%, due 09/30/14..         310,000       298,976
  6.375%, due 11/15/33............................         195,000       195,917
  6.000%, due 09/30/34............................         190,000       185,362

-----------------------------------------------------------------------------------
SECURITY                                                PAR           VALUE
DESCRIPTION                                            AMOUNT        (NOTE 2)
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES - CONTINUED
Telefonica Emisiones SAU 6.221%, due 07/03/17..... $     1,520,000 $   1,582,097
Verizon Communications 5.850%, due 09/15/35.......         390,000       382,777
Verizon Maryland, Inc. 5.125%, due 06/15/33.......         130,000       112,414
Verizon New York, Inc., Series B 7.375%, due
  04/01/32........................................       3,400,000     3,743,703
                                                                   -------------
                                                                      21,145,620
                                                                   -------------
ELECTRIC UTILITIES - 0.1%
Empresa Nacional de Electricidad S.A. 8.350%, due
  08/01/13........................................         910,000     1,032,131
                                                                   -------------
FOOD & STAPLES RETAILING - 0.2%
Safeway, Inc. 6.350%, due 08/15/17................       2,500,000     2,605,665
                                                                   -------------
FOOD PRODUCTS - 0.7%
Albertson's, Inc. 7.450%, due 08/01/29............       5,470,000     5,291,891
Cosan Finance, Ltd. 7.000%, due 02/01/17 (144A)(a)         105,000        98,963
Kraft Foods, Inc. 6.500%, due 08/11/17............       1,110,000     1,150,393
  7.000%, due 08/11/37............................         905,000       953,574
                                                                   -------------
                                                                       7,494,821
                                                                   -------------
GAS UTILITIES - 0.1%
Transportadora de Gas del Sur S.A. 7.875%, due
  05/14/17 (144A)(a)..............................         865,000       759,038
                                                                   -------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Boston Scientific Corp. 5.450%, due 06/15/14......          65,000        60,125
  6.400%, due 06/15/16............................         470,000       444,150
  7.000%, due 11/15/35............................         770,000       677,600
                                                                   -------------
                                                                       1,181,875
                                                                   -------------
HEALTH CARE PROVIDERS & SERVICES - 1.8%
CIT Group, Inc. 7.625%, due 11/30/12(b)...........      11,942,000    12,116,578
HCA, Inc. 8.360%, due 04/15/24....................          60,000        53,053
  7.690%, due 06/15/25............................         250,000       208,225
  7.500%, due 12/15/23 - 11/06/33.................       4,970,000     3,916,968
  6.500%, due 02/15/16............................       2,145,000     1,823,250
  7.580%, due 09/15/25............................         600,000       491,437
  7.050%, due 12/01/27............................          80,000        61,498
  7.750%, due 07/15/36............................          95,000        76,804
Tenet Healthcare Corp. 6.875%, due 11/15/31.......         380,000       285,000
                                                                   -------------
                                                                      19,032,813
                                                                   -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                PAR           VALUE
DESCRIPTION                                            AMOUNT        (NOTE 2)
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE - 0.2%
Six Flags, Inc. 9.750%, due 04/15/13(b)........... $       680,000 $     513,400
  9.625%, due 06/01/14(b).........................       2,745,000     2,038,162
                                                                   -------------
                                                                       2,551,562
                                                                   -------------
HOUSEHOLD DURABLES - 0.6%
Desarrolladora Homex S.A. de C.V. 7.500%, due
  09/28/15........................................         985,000       997,312
K. Hovnanian Enterprises, Inc. 8.875%, due
  04/01/12........................................         150,000        85,500
  7.750%, due 05/15/13(b).........................          30,000        16,950
  6.375%, due 12/15/14............................         170,000       119,850
  6.250%, due 01/15/15 - 01/15/16.................       1,810,000     1,242,500
  7.500%, due 05/15/16............................          15,000        10,575
Lennar Corp. 5.125%, due 10/01/10.................         160,000       137,296
  5.500%, due 09/01/14............................         195,000       147,744
  5.600%, due 05/31/15............................         180,000       138,064
  6.500%, due 04/15/16............................         535,000       418,568
Pulte Homes, Inc. 5.200%, due 02/15/15............          35,000        29,126
  6.375%, due 05/15/33............................       1,580,000     1,204,868
  6.000%, due 02/15/35............................       1,925,000     1,461,112
                                                                   -------------
                                                                       6,009,465
                                                                   -------------
INDUSTRIAL CONGLOMERATES - 0.5%
Borden, Inc. 8.375%, due 04/15/16.................       3,030,000     2,469,450
  9.200%, due 03/15/21............................       1,910,000     1,528,000
  7.875%, due 02/15/23............................          60,000        45,000
Wendel 4.875%, due 05/26/16(k)....................         200,000       271,097
Wendel S.A. 4.375%, due 08/09/17(k)...............         450,000       573,406
                                                                   -------------
                                                                       4,886,953
                                                                   -------------
INSURANCE - 0.0%
PPR 4.000%, due 01/29/13(k).......................         250,000       337,543
                                                                   -------------
MACHINERY - 0.1%
Cummins, Inc. 6.750%, due 02/15/27................         509,000       519,680
                                                                   -------------
MEDIA - 1.1%
Clear Channel Communications, Inc. 5.750%, due
  01/15/13........................................         520,000       431,027
  4.900%, due 05/15/15............................          55,000        40,177
  5.500%, due 12/15/16............................       2,720,000     1,945,476
  6.875%, due 06/15/18............................           5,000         4,011
Comcast Corp. 6.950%, due 08/15/37................       7,000,000     7,555,825
News America, Inc. 6.150%, due 03/01/37...........         305,000       294,627
Shaw Communications, Inc. 6.150%, due 05/09/16(h).       1,720,000     1,721,724
Time Warner, Inc. 6.500%, due 11/15/36............          45,000        43,925
                                                                   -------------
                                                                      12,036,792
                                                                   -------------

--------------------------------------------------------------------------------
SECURITY                                                PAR           VALUE
DESCRIPTION                                            AMOUNT        (NOTE 2)
--------------------------------------------------------------------------------

METALS & MINING - 0.3%
Ranhill Labuan, Ltd. 12.500%, due 10/26/11
  (144A)(a)....................................... $     1,230,000 $   1,180,800
Vale Overseas, Ltd. 6.875%, due 11/21/36..........       1,530,000     1,555,415
                                                                   -------------
                                                                       2,736,215
                                                                   -------------
MULTILINE RETAIL - 0.2%
JC Penney, Inc. 6.375%, due 10/15/36..............       2,705,000     2,417,226
                                                                   -------------
OIL, GAS & CONSUMABLE FUELS - 1.0%
Anadarko Petroleum Corp. 5.950%, due 09/15/16.....         395,000       402,880
  6.450%, due 09/15/36............................         290,000       296,290
Chesapeake Energy Corp. 6.500%, due 08/15/17......         155,000       150,350
  6.875%, due 11/15/20............................         600,000       579,000
Colorado Interstate Gas Co. 6.800%, due 11/15/15..           5,000         5,230
El Paso Corp. 6.950%, due 06/01/28................           5,000         4,758
Hilcorp Energy I LP/Hilcorp Finance Co. 7.750%,
  due 11/01/15 (144A)(a)..........................         850,000       839,375
Midamerican Energy Holdings Co. 6.500%, due
  09/15/37........................................         595,000       623,439
NGC Corp. Capital Trust, Series B 8.316%, due
  06/01/27........................................         540,000       477,900
Petrobras International Finance Co. 5.875%, due
  03/01/18........................................         500,000       510,543
Tennessee Gas Pipeline Co. 7.000%, due 10/15/28(b)       4,635,000     4,702,129
TXU Corp. 5.550%, due 11/15/14....................         630,000       506,005
  6.500%, due 11/15/24............................       1,620,000     1,189,744
  6.550%, due 11/15/34............................         120,000        87,445
                                                                   -------------
                                                                      10,375,088
                                                                   -------------
PAPER & FOREST PRODUCTS - 0.7%
Georgia-Pacific Corp. 7.125%, due 01/15/17........         415,000       367,275
  8.000%, due 01/15/24............................       2,300,000     2,150,500
  7.250%, due 06/01/28............................         120,000       106,200
  7.750%, due 11/15/29............................       1,995,000     1,835,400
  8.875%, due 05/15/31............................       1,960,000     1,901,200
Sappi Papier Holding AG 7.500%, due 06/15/32
  (144A)(a).......................................         715,000       623,978
                                                                   -------------
                                                                       6,984,553
                                                                   -------------
PHARMACEUTICALS - 0.5%
Bristol-Myers Squibb Co. 4.625%, due 11/15/21(k)..         300,000       388,782
Johnson & Johnson 5.950%, due 08/15/37............       5,000,000     5,396,020
                                                                   -------------
                                                                       5,784,802
                                                                   -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ---------------------------------------------------------------

        REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.0%
        Colonial Realty LP (REIT)
          6.050%, due 09/01/16........... $       175,000 $     162,582
                                                          -------------
        ROAD & RAIL - 0.1%
        CSX Corp. 6.250%, due 03/15/18...       1,270,000     1,278,873
                                                          -------------
        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
        Amkor Technology, Inc.
          7.750%, due 05/15/13...........         105,000        99,356
                                                          -------------
        SOFTWARE - 0.0%
        Bite Finance International B.V.
          8.448%, due 03/15/14
          (144A)(a)(k)...................         280,000       370,707
                                                          -------------
        SPECIALTY RETAIL - 0.7%
        Edcon Proprietary, Ltd.
          8.198%, due 06/15/14
          (144A)(a)(k)...................         870,000     1,066,896
         8.198%, due 06/15/14(k).........         610,000       748,053
        Home Depot, Inc.
          5.875%, due 12/16/36...........       3,305,000     2,797,887
        Toys R US, Inc.
          7.875%, due 04/15/13...........         565,000       439,288
         7.375%, due 10/15/18............       3,615,000     2,629,912
                                                          -------------
                                                              7,682,036
                                                          -------------
        TEXTILES, APPAREL & LUXURY GOODS - 0.1%
        Kellwood Co. 7.625%, due 10/15/17       1,250,000     1,093,750
                                                          -------------
        THRIFTS & MORTGAGE FINANCE - 0.2%
        Countrywide Financial Corp.
          5.211%, due 12/19/08...........         160,000       130,869
        Countrywide Home Loans, Inc.,
          Series L
          4.000%, due 03/22/11...........         454,000       328,042
        Level 3 Financing Inc.
          8.750%, due 02/15/17...........          40,000        34,500
        Odebrecht Finance, Ltd.
          7.500%, due 10/18/17 (144A)(a).         400,000       403,000
        Residential Capital LLC
          7.875%, due 06/30/10...........          10,000         6,450
         8.000%, due 06/01/12 - 04/17/13.       1,705,000     1,057,100
         8.375%, due 06/30/15............         750,000       457,500
                                                          -------------
                                                              2,417,461
                                                          -------------
        TOBACCO - 0.1%
        Reynolds American, Inc.
          6.750%, due 06/15/17...........         510,000       526,320
         7.250%, due 06/15/37............         125,000       132,031
                                                          -------------
                                                                658,351
                                                          -------------

      --------------------------------------------------------------------
      SECURITY                                    PAR           VALUE
      DESCRIPTION                                AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      WATER UTILITIES - 0.2%
      Veolia Environnement
        4.000%, due 02/12/16(k)............. $     1,100,000 $   1,438,180
       5.125%, due 05/24/22(k)..............         235,000       304,883
                                                             -------------
                                                                 1,743,063
                                                             -------------
      WIRELESS TELECOMMUNICATION SERVICES - 0.1%
      Nextel Communications, Inc............
       Series E
         6.875%, due 10/31/13...............          47,000        46,339
       Series F
         5.950%, due 03/15/14...............         144,000       135,527
      SK Telecom Co., Ltd.
        6.625%, due 07/20/27 (144A)(a)......       1,175,000     1,261,112
      Sprint Nextel Corp.
        6.000%, due 12/01/16................         109,000       104,576
                                                             -------------
                                                                 1,547,554
                                                             -------------
      Total Domestic Bonds & Debt Securities
      (Cost $179,912,007)                                      179,201,523
                                                             -------------
      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.0%
      Federal National Mortgage Assoc.
        1.750%, due 03/26/08(n).............     230,000,000     2,062,591
      U.S. Treasury Bond
        5.375%, due 02/15/31(b).............       1,185,000     1,335,441
       4.500%, due 02/15/36(b)..............      11,500,000    11,561,997
       4.750%, due 02/15/37(b)..............      19,585,000    20,503,066
      U.S. Treasury Note
        4.625%, due 02/29/08 -
        11/15/16(b).........................       3,855,000     3,919,901
       5.000%, due 07/31/08(b)..............       4,635,000     4,677,007
       4.500%, due 02/15/16(b)..............       9,485,000     9,875,516
                                                             -------------
      Total U.S. Government & Agency Obligations
      (Cost $50,452,565)                                        53,935,519
                                                             -------------
      FOREIGN BONDS & DEBT SECURITIES - 5.3%
      ARGENTINA - 0.3%
      Argentina Bonos
        5.389%, due 08/03/12................         540,000       305,775
       2.000%, due 09/30/14(f)..............       4,320,000     1,316,571
      Argentina(Rep)
        1.000%, due 12/31/33(f).............       3,725,000     1,361,399
                                                             -------------
                                                                 2,983,745
                                                             -------------
      BRAZIL - 0.4%
      Federative Republic of Brazil
        10.250%, due 01/10/28(b)(g).........       6,850,000     3,694,382
      ISA Capital do Brasil S.A.
        7.875%, due 01/30/12 (144A)(a)......         105,000       107,100
                                                             -------------
                                                                 3,801,482
                                                             -------------
      COLOMBIA - 0.4%
      Colombia Government International Bond
        11.750%, due 03/01/10(i)............     489,000,000       250,167

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                PAR           VALUE
        DESCRIPTION                            AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        COLOMBIA - CONTINUED
         12.000%, due 10/22/15(b)(i)...... $ 5,179,000,000 $   2,824,092
         8.125%, due 05/21/24(b)..........         230,000       275,425
        Republic of Colombia
          7.375%, due 01/27/17............         115,000       126,500
         9.850%, due 06/28/27(b)(i).......     875,000,000       434,366
                                                           -------------
                                                               3,910,550
                                                           -------------
        EGYPT - 0.1%
        Arab Republic of Egypt
          8.750%, due 07/18/12
          (144A)(a)(j)....................       8,385,000     1,567,176
                                                           -------------
        GERMANY - 1.0%
        Bundesrepublik Deutschland
          3.750%, due
          07/04/13 - 01/04/17(k)..........       3,420,000     4,860,767
         6.500%, due 07/04/27(k)..........         970,000     1,754,026
         4.000%, due 01/04/37(k)..........       1,635,000     2,161,835
        Kreditanstalt fuer Wiederaufbau
          2.500%, due 10/11/10(k).........         675,000       945,761
        Muenchener Hypothekenbank
          5.000%, due 01/16/12(k).........         700,000     1,042,553
                                                           -------------
                                                              10,764,942
                                                           -------------
        IRELAND - 0.1%
        Depfa ACS Bank
          0.750%, due 09/22/08(n).........     170,000,000     1,520,572
                                                           -------------
        JAPAN - 0.3%
        Japan Government Two Year Bond
          0.900%, due 09/15/09(n).........     420,000,000     3,771,282
                                                           -------------
        MEXICO - 0.1%
        America Movil S.A. de C.V.
          5.500%, due 03/01/14............         755,000       753,896
                                                           -------------
        PERU - 0.2%
        Peru Government International Bond
          6.438%, due 03/07/17............       2,350,600     2,327,094
                                                           -------------
        SINGAPORE - 0.8%
        Singapore Government Bond
          4.625%, due 07/01/10(s).........      11,345,000     8,418,468
                                                           -------------
        SOUTH AFRICA - 0.3%
        Republic of South Africa
          4.500%, due 04/05/16(k).........       2,720,000     3,683,832
                                                           -------------
        SWEDEN - 0.1%
        Sweden Government Bond
          4.000%, due 12/01/09(r).........       6,400,000       988,581
                                                           -------------
        UNITED KINGDOM - 0.6%
        BSkyB Finance UK Plc
          5.750%, due 10/20/17(l).........         555,000     1,061,547
        HSBC Bank Plc London
          2.989%, due 04/18/12
          (144A)(a)(c)(p).................       7,655,000     2,040,948

-----------------------------------------------------------------------------------
SECURITY                                                PAR           VALUE
DESCRIPTION                                            AMOUNT        (NOTE 2)
-----------------------------------------------------------------------------------

UNITED KINGDOM - CONTINUED
United Kingdom Gilt 4.000%, due
  03/07/09 - 09/07/16(l).......................... $       820,000 $   1,585,753
  5.000%, due 03/07/25(l).........................         235,000       495,324
  4.250%, due 03/07/36(l).........................         750,000     1,472,529
                                                                   -------------
                                                                       6,656,101
                                                                   -------------
URUGUAY - 0.6%
Uruguay Government International Bond 4.250%, due
  04/05/27(t).....................................     135,550,000     6,759,574
                                                                   -------------
Total Foreign Bonds & Debt Securities (Cost
$54,625,221)                                                          57,907,295
                                                                   -------------
FOREIGN BONDS & DEBT SECURITIES - EMERGING MARKETS - 0.7%
SOVEREIGN - 0.7%
Indonesia Treasury Bond 11.000%, due 12/15/12(m)..  13,023,000,000     1,477,778
Mexican Bonos 8.000%, due 12/07/23(o).............      33,500,000     3,008,151
Poland Government Bond 5.750%, due 03/24/10(q)....       7,350,000     2,945,936
                                                                   -------------
                                                                       7,431,865
                                                                   -------------
Total Foreign Bonds & Debt Securities - Emerging
Markets (Cost $7,433,497)                                              7,431,865
                                                                   -------------
CONVERTIBLE BONDS - 0.6%
BIOTECHNOLOGY - 0.1%
Enzon Pharmaceuticals, Inc. 4.500%, due 07/01/08..         795,000       793,012
                                                                   -------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
Level 3 Communications, Inc. 6.000%, due 09/15/09.         540,000       502,200
  2.875%, due 07/15/10............................       1,310,000     1,149,525
                                                                   -------------
                                                                       1,651,725
                                                                   -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
Avnet, Inc. 2.000%, due 03/15/34..................         140,000       164,850
                                                                   -------------
PHARMACEUTICALS - 0.1%
Valeant Pharmaceuticals 3.000%, due 08/16/10......       1,150,000     1,058,000
                                                                   -------------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.1%
iStar Financial Inc. 5.743%, due 10/01/12(d)......       1,150,000     1,023,500
                                                                   -------------
TEXTILES, APPAREL & LUXURY GOODS - 0.0%
Kellwood Co. 3.500%, due 06/15/34.................         500,000       434,375
                                                                   -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

       --------------------------------------------------------------------
       SECURITY                              SHARES/PAR       VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       --------------------------------------------------------------------

       THRIFTS & MORTGAGE FINANCE - 0.1%
       Countrywide Financial Corp.
         1.743%, due 04/15/37
         (144A)(a)(d)..................... $       394,000 $     309,211
        2.619%, due 05/15/37
          (144A)(a)(d)....................       1,016,000       746,455
                                                           -------------
                                                               1,055,666
                                                           -------------
       WIRELESS TELECOMMUNICATION SERVICES - 0.0%
       NII Holdings, Inc.
         3.125%, due 06/15/12.............         255,000       219,938
                                                           -------------
       Total Convertible Bonds
       (Cost $6,747,890)                                       6,401,066
                                                           -------------
       ASSET-BACKED SECURITIES - 0.2%
       Citibank Credit Card Issuance Trust
         5.375%, due 04/10/13.............         600,000       885,711
       MBNA Credit Card Master Note
         4.150%, due 04/19/10.............         665,000       957,794
                                                           -------------
       Total Asset-Backed Securities
       (Cost $1,668,687)                                       1,843,505
                                                           -------------
       MUNICIPAL BOND - 0.1%
       VIRGINIA - 0.1%
       Tobacco Settlement Financing Corp.
         6.706%, due 06/01/46
         (Cost - $1,409,684)..............       1,410,000     1,223,838
                                                           -------------
       COMMON STOCKS - 66.3%
       AEROSPACE & DEFENSE - 1.3%
       Precision Castparts Corp...........         100,130    13,888,031
                                                           -------------
       BIOTECHNOLOGY - 1.5%
       Gilead Sciences, Inc.*.............         362,998    16,701,538
                                                           -------------
       CAPITAL MARKETS - 4.8%
       Goldman Sachs Group, Inc. (The)....          70,134    15,082,317
       Julius Baer Holding AG.............         128,452    10,432,292
       Lehman Brothers Holdings, Inc......         165,732    10,845,502
       Man Group Plc......................       1,391,793    15,960,895
                                                           -------------
                                                              52,321,006
                                                           -------------
       CHEMICALS - 4.0%
       Monsanto Co........................         187,808    20,976,275
       Potash Corp. of Saskatchewan, Inc..         158,159    22,768,570
                                                           -------------
                                                              43,744,845
                                                           -------------
       COMMERCIAL BANKS - 2.2%
       Piraeus Bank S.A...................         606,725    23,599,256
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 1.7%
       Avery Dennison Corp................         118,480     6,296,027
       Capita Group Plc...................         868,503    12,107,904
                                                           -------------
                                                              18,403,931
                                                           -------------

         ----------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                          SHARES       (NOTE 2)
         ----------------------------------------------------------------

         COMMUNICATIONS EQUIPMENT - 2.1%
         Research In Motion, Ltd.*.......        203,423 $  23,068,168
                                                         -------------
         COMPUTERS & PERIPHERALS - 2.8%
         Apple, Inc.*....................        152,628    30,232,554
                                                         -------------
         CONTAINERS & PACKAGING - 1.0%
         Owens-Illinois, Inc.*...........        217,643    10,773,328
                                                         -------------
         DIVERSIFIED FINANCIAL SERVICES - 3.5%
         Bovespa Holding S.A.*...........        504,100     9,713,837
         CME Group, Inc.(b)..............         26,565    18,223,590
         IntercontinentalExchange, Inc.*.         49,583     9,544,727
                                                         -------------
                                                            37,482,154
                                                         -------------
         DIVERSIFIED TELECOMMUNICATION SERVICES - 0.7%
         AT&T, Inc.......................        185,007     7,688,891
                                                         -------------
         ELECTRICAL EQUIPMENT - 6.5%
         ABB, Ltd........................        925,078    26,168,052
         First Solar, Inc.*..............         75,371    20,134,609
         Gamesa Corp. Tecnologica S.A....        195,919     9,051,234
         General Cable Corp.*(b).........        120,921     8,861,091
         Sunpower Corp. - Class A*(b)....         49,336     6,432,921
                                                         -------------
                                                            70,647,907
                                                         -------------
         ENERGY EQUIPMENT & SERVICES - 3.0%
         Halliburton Co..................        185,990     7,050,881
         Schlumberger, Ltd...............        105,306    10,358,951
         Transocean, Inc.................        107,639    15,408,523
                                                         -------------
                                                            32,818,355
                                                         -------------
         FOOD PRODUCTS - 0.5%
         China Mengniu Dairy Co., Ltd....      1,488,000     5,431,890
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%
         Covidien, Ltd...................        222,605     9,859,175
         Sonova Holding AG...............        117,387    13,119,907
                                                         -------------
                                                            22,979,082
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 1.5%
         McDonald's Corp.................        274,823    16,189,823
                                                         -------------
         HOUSEHOLD DURABLES - 1.4%
         Garmin, Ltd.(b).................         88,874     8,620,778
         Sony Corp.(ADR).................        113,377     6,156,371
                                                         -------------
                                                            14,777,149
                                                         -------------
         INTERNET & CATALOG RETAIL - 0.9%
         Amazon.com, Inc.*(b)............         98,697     9,143,290
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 2.4%
         Google, Inc. - Class A*.........         38,346    26,515,492
                                                         -------------
         IT SERVICES - 2.1%
         MasterCard, Inc. - Class A(b)...        107,000    23,026,400
                                                         -------------
         MACHINERY - 3.3%
         Deere & Co......................        191,618    17,843,468
         Komatsu, Ltd.(b)................        346,600     9,370,541
         Volvo AB........................        540,715     8,966,390
                                                         -------------
                                                            36,180,399
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                           SHARES       (NOTE 2)
         --------------------------------------------------------------

         METALS & MINING - 1.6%
         Companhia Vale do Rio Doce(ADR)..        532,601 $  17,400,075
                                                          -------------
         OIL, GAS & CONSUMABLE FUELS - 1.3%
         Exxon Mobil Corp.................         68,371     6,405,679
         Total S.A........................         86,490     7,167,219
                                                          -------------
                                                             13,572,898
                                                          -------------
         PHARMACEUTICALS - 3.2%
         Merck & Co., Inc.................        237,928    13,825,996
         Novartis AG......................        144,053     7,841,173
         Novo Nordisk A/S, Series B.......        200,222    13,053,141
                                                          -------------
                                                             34,720,310
                                                          -------------
         REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.2%
         China Overseas Land & Investment,
           Ltd............................      6,489,642    13,321,510
                                                          -------------
         SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
         MEMC Electronic Materials, Inc.*.        166,567    14,739,514
         NVIDIA Corp.*....................        443,298    15,080,998
                                                          -------------
                                                             29,820,512
                                                          -------------
         SOFTWARE - 3.1%
         Nintendo Co., Ltd................         48,435    29,404,565
         VMware, Inc. - Class A*(b).......         53,734     4,566,853
                                                          -------------
                                                             33,971,418
                                                          -------------
         SPECIALTY RETAIL - 2.0%
         Esprit Holdings, Ltd.............        850,200    12,590,240
         Inditex S.A.(b)..................        153,807     9,338,018
                                                          -------------
                                                             21,928,258
                                                          -------------
         WIRELESS TELECOMMUNICATION SERVICES - 1.8%
         America Movil S.A. de C.V.(b)....      3,477,134    10,667,765
         Turkcell Iletisim Hizmet AS......        837,036     9,185,765
                                                          -------------
                                                             19,853,530
                                                          -------------
         Total Common Stocks
         (Cost $583,483,421)                                720,202,000
                                                          -------------
         PREFERRED STOCKS - 0.3%
         THRIFTS & MORTGAGE FINANCE - 0.3%
         Federal Home Loan Mortgage Corp..         45,766     1,196,782
         Federal National Mortgage Assoc..         65,000     1,673,750
                                                          -------------
                                                              2,870,532
                                                          -------------
         Total Preferred Stocks
         (Cost $2,769,150)                                    2,870,532
                                                          -------------
         WARRANTS(A) - 3.2%
         DIVERSIFIED TELECOMMUNICATION SERVICES - 1.9%
         Bharti Airtel, Ltd.,
           Expire 03/17/11* (144A)(a).....        843,060    20,874,165
                                                          -------------
         WATER UTILITIES - 1.3%
         Bharat Heavy Electricals, Ltd.,
           Expire 09/01/10* (144A)(a).....        213,651    14,049,049
                                                          -------------
         Total Warrants
         (Cost $27,458,836)                                  34,923,214
                                                          -------------

      -------------------------------------------------------------------
      SECURITY                                 PAR            VALUE
      DESCRIPTION                             AMOUNT         (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 13.8%
      State Street Bank & Trust Co.,
        Repurchase Agreement
        dated 12/31/07 at 2.600% to be
        repurchased at $13,372,931
        on 01/02/08 collateralized by
        $15,000,000 U.S. Treasury Bond at
        6.875% due 08/15/25 with a
        value of $19,558,824............. $    13,371,000 $   13,371,000
      State Street Navigator Securities
        Lending Prime Portfolio(e).......     137,179,765    137,179,765
                                                          --------------
      Total Short-Term Investments
      (Cost $150,550,765)                                    150,550,765
                                                          --------------

      TOTAL INVESTMENTS - 112.0%
      (Cost $1,066,511,723)                                1,216,491,122
                                                          --------------

      Other Assets and Liabilities (net) - (12.0)%          (130,298,379)
                                                          --------------

      TOTAL NET ASSETS - 100.0%                           $1,086,192,743
                                                          ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security
(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $64,694,970 of net assets.
(b) All or a portion of security is on loan.
(c) Zero coupon bond - Interest rate represents current yield to maturity.
(d) Variable or floating rate security. The stated rate represents the rate at December 31, 2007.
(e) Represents investment of collateral received from securities lending transactions.
(f) Par shown in Argentine Peso. Value is shown in USD.
(g) Par shown in Brazilian Real. Value is shown in USD.
(h) Par shown in Canadian Dollar. Value is shown in USD.
(i) Par shown in Colombian Peso. Value is shown in USD.
(j) Par shown in Egyptian Pound. Value is shown in USD.
(k) Par shown in Euro Currency. Value is shown in USD.
(l) Par shown in Pound Sterling. Value is shown in USD.
(m) Par shown in Indonesian Rupiah. Value is shown in USD.
(n) Par shown in Japanese Yen. Value is shown in USD.
(o) Par shown in Mexican Peso. Value is shown in USD.
(p) Par shown in Malaysian Ringgit. Value is shown in USD.
(q) Par Shown in Polish Zloty. Value is shown in USD.
(r) Par shown in Swedish Krona. Value is shown in USD.
(s) Par shown in Singapore Dollar. Value is shown in USD.
(t) Par shown in Uruguayan Peso. Value is shown in USD.
(u) Par shown in South Korean Won. Value is shown in USD.
ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $1,065,940,357
   Repurchase Agreement                                                      13,371,000
   Cash                                                                             650
   Cash denominated in foreign currencies**                                   3,539,395
   Collateral for securities on loan                                        137,179,765
   Receivable for Trust shares sold                                             883,340
   Dividends receivable                                                         236,808
   Interest receivable                                                        5,476,346
                                                                         --------------
     Total assets                                                         1,226,627,661
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                    1,769,994
     Trust shares redeemed                                                      622,736
     Distribution and services fees - Class B                                    15,582
     Collateral for securities on loan                                      137,179,765
     Investment advisory fee (Note 3)                                           607,468
     Administration fee                                                           5,560
     Custodian and accounting fees                                              177,991
   Accrued expenses                                                              55,822
                                                                         --------------
     Total liabilities                                                      140,434,918
                                                                         --------------
NET ASSETS                                                               $1,086,192,743
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $  851,539,785
   Accumulated net realized gain                                             60,153,612
   Unrealized appreciation on investments and foreign currency              149,991,828
   Undistributed net investment income                                       24,507,518
                                                                         --------------
     Total                                                               $1,086,192,743
                                                                         ==============
NET ASSETS
   Class A                                                               $1,007,210,829
                                                                         ==============
   Class B                                                                   78,981,914
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                   75,877,044
                                                                         ==============
   Class B                                                                    5,973,748
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        13.27
                                                                         ==============
   Class B                                                                        13.22
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements and Securities
  Lending                                                                $  915,960,958
**Cost of cash denominated in foreign currencies                              3,576,425

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $  8,423,802
   Interest (2)                                                             14,703,972
                                                                          ------------
       Total investment income                                              23,127,774
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          5,615,764
   Administration fees                                                          55,706
   Custody and accounting fees                                                 299,691
   Distribution fee - Class B                                                   63,543
   Transfer agent fees                                                           7,937
   Audit                                                                        36,454
   Legal                                                                        28,466
   Trustee fees and expenses                                                    16,702
   Shareholder reporting                                                        70,932
   Insurance                                                                    20,992
   Other                                                                         4,610
                                                                          ------------
       Total expenses                                                        6,220,797
       Less broker commission recapture                                        (35,746)
                                                                          ------------
   Net expenses                                                              6,185,051
                                                                          ------------
   Net investment income                                                    16,942,723
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                          95,173,876
       Foreign currency                                                       (386,196)
                                                                          ------------
   Net realized gain on investments and foreign currency                    94,787,680
                                                                          ------------
   Net change in unrealized appreciation on:
       Investments                                                         101,217,569
       Foreign currency                                                         94,649
                                                                          ------------
   Net change in unrealized appreciation on investments and foreign
       currency                                                            101,312,218
                                                                          ------------
   Net realized and change in unrealized gain on investments and
       foreign currency                                                    196,099,898
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $213,042,621
                                                                          ============

---------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $    258,680
(2)Interest income includes securities lending income of:                      473,882

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007


LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO
                                                                           Year Ended     Year Ended
                                                                          December 31,   December 31,
                                                                              2007          2006*
                                                                         --------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   16,942,723  $  5,064,594
   Net realized gain (loss) on investments, futures contracts and
       foreign currency                                                      94,787,680   (26,759,701)
   Net change in unrealized appreciation on investments and foreign
       currency                                                             101,312,218    48,679,610
                                                                         --------------  ------------
   Net increase in net assets resulting from operations                     213,042,621    26,984,503
                                                                         --------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                         --    (5,286,349)
     Class B                                                                         --       (89,119)
                                                                         --------------  ------------
   Net decrease in net assets resulting from distributions                           --    (5,375,468)
                                                                         --------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                431,844,815   507,453,386
     Class B                                                                 73,113,247     9,655,363
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                         --     5,286,349
     Class B                                                                         --        89,119
   Cost of shares repurchased
     Class A                                                               (154,979,462)  (10,218,834)
     Class B                                                                (10,108,052)     (594,844)
                                                                         --------------  ------------
   Net increase in net assets from capital share transactions               339,870,548   511,670,539
                                                                         --------------  ------------
TOTAL INCREASE IN NET ASSETS                                                552,913,169   533,279,574
   Net assets at beginning of period                                        533,279,574            --
                                                                         --------------  ------------
   Net assets at end of period                                           $1,086,192,743  $533,279,574
                                                                         ==============  ============
   Net assets at end of period includes undistributed (distributions
       in excess of) net investment income                               $   24,507,518  $    (70,981)
                                                                         ==============  ============

*  For the period 05/01/2006 (Commencement of operations) through 12/31/2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                              CLASS A
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO                                 ------------------
                                                                        FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                       ------------------
                                                                          2007      2006(B)
                                                                       --------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  10.36    $10.00
                                                                       --------    ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................     0.24(a)   0.11 (a)
Net Realized/Unrealized Gain on Investments...........................     2.67      0.36
                                                                       --------    ------
Total from Investment Operations......................................     2.91      0.47
                                                                       --------    ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................       --     (0.11)
Distributions from Net Realized Capital Gains.........................       --        --
                                                                       --------    ------
Total Distributions...................................................       --     (0.11)
                                                                       --------    ------
NET ASSET VALUE, END OF PERIOD........................................ $  13.27    $10.36
                                                                       ========    ======
TOTAL RETURN                                                              28.09%     4.66%
Ratio of Expenses to Average Net Assets...............................     0.74%     0.87%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................     0.74%     0.88%*
Ratio of Net Investment Income to Average Net Assets..................     2.05%     1.72%*
Portfolio Turnover Rate...............................................    120.4%     45.9%
Net Assets, End of Period (in millions)............................... $1,007.2    $523.5

                                                                              CLASS B
                                                                       ------------------
                                                                        FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                       ------------------
                                                                          2007      2006(B)
                                                                       --------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  10.34    $10.00
                                                                       --------    ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................     0.23(a)   0.09 (a)
Net Realized/Unrealized Gain on Investments...........................     2.65      0.35
                                                                       --------    ------
Total from Investment Operations......................................     2.88      0.44
                                                                       --------    ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................       --     (0.10)
Distributions from Net Realized Capital Gains.........................       --        --
                                                                       --------    ------
Total Distributions...................................................       --     (0.10)
                                                                       --------    ------
NET ASSET VALUE, END OF PERIOD........................................ $  13.22    $10.34
                                                                       ========    ======
TOTAL RETURN                                                              27.85%     4.37%
Ratio of Expenses to Average Net Assets...............................     1.02%     1.15%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................     1.02%     1.16%*
Ratio of Net Investment Income to Average Net Assets..................     1.94%     1.36%*
Portfolio Turnover Rate...............................................    120.4%     45.9%
Net Assets, End of Period (in millions)............................... $   79.0      $9.8

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Loomis Sayles Global Markets Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

I. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

J. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

K. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

L. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

M. CREDIT AND MARKET RISK - The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Loomis, Sayles & Company, L.P., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                        Management Fees
                                       earned by Manager
                                       for the year ended
Portfolio                              December 31, 2007  % per annum  Average Daily Net Assets
---------                              ------------------ ----------- --------------------------

Loomis Sayles Global Markets Portfolio     $5,615,764        0.70%    First $500 Million

                                                             0.65%    $500 Million to $1 Billion

                                                             0.60%    Over $1 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ---------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Loomis Sayles Global Markets Portfolio  0.90%   1.15%   1.05%*

* Class not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the year ended December 31, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                             Shares Issued                  Net
                                                                Through                  Increase
                                       Beginning    Shares     Dividend      Shares      in Shares    Ending
                                        Shares       Sold    Reinvestment  Repurchased  Outstanding   Shares
-                                      ---------- ---------- ------------- -----------  ----------- ----------

Loomis Sayles Global Markets Portfolio

 Class A

 12/31/2007                            50,543,063 38,344,833         --    (13,010,852) 25,333,981  75,877,044
 05/01/2006-12/31/2006                         -- 51,075,968    510,265     (1,043,170) 50,543,063  50,543,063

 Class B

 12/31/2007                               947,535  5,881,217         --       (855,004)  5,026,213   5,973,748
 05/01/2006-12/31/2006                         --  1,000,981      8,611        (62,057)    947,535     947,535

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

Loomis Sayles Global Markets Portfolio   $80,472,611   $1,079,755,940   $59,569,454    $913,326,267

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                          Federal        Gross         Gross
                                         Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                   Cost      Appreciation (Depreciation)  Appreciation
---------                              -------------- ------------ -------------- --------------

Loomis Sayles Global Markets Portfolio $1,089,631,835 $143,846,487  $(16,987,200)  $126,859,287

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                      Value of    Value of
                                         Value of       Cash      Non-Cash      Total
                                        Securities   Collateral  Collateral*  Collateral
                                       ------------ ------------ ----------- ------------

Loomis Sayles Global Markets Portfolio $140,119,562 $137,179,765 $6,725,989  $143,905,754

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended December 31, 2007 were as follows:

                                       Ordinary Income Long-Term Capital Gain Total   Total
                                       --------------- ---------------------- ----- ----------
                                       2007    2006    2007        2006       2007    2006
                                       ---- ---------- ----        ----       ----- ----------

Loomis Sayles Global Markets Portfolio $--  $5,375,468 $--         $--         $--  $5,375,468

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed     Net
                                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                          Income         Gain      Appreciation   and Deferrals       Total
                                       ------------- ------------- ------------ ------------------ ------------

Loomis Sayles Global Markets Portfolio  $63,235,952   $44,545,290  $126,871,716        $--         $234,652,958

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2005 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Loomis Sayles Global Markets Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the period ended December 31, 2007 and the period from May 1, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Loomis Sayles Global Markets Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the period ended December 31, 2007 and the period from May 1, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 29, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                             Number of
                                                                                             Portfolios
                                                                                              in Fund
                      Position(s)   Term of Office                                            Complex
Name, Age and          Held with    and Length of          Principal Occupation(s)            overseen   Other Directorships
Address                the Trust     Time Served             During Past 5 Years            by Trustee**   Held by Trustee
-------              -------------- -------------- ---------------------------------------- ------------ -------------------
The Executive
Officers
--------
Jeffrey A. Tupper    Chief           From August   Since October 2006, Assistant Vice           N/A              N/A
(37)                 Financial       2002 to       President, MetLife Group, Inc. Since
                     Officer,        present.      February 2001, Assistant Vice President
                     Treasurer                     of MetLife Investors Insurance
                                                   Company.

Michael K. Farrell   Executive Vice  From August   Since December 2005, Executive Vice          N/A              N/A
(55)                 President       2002 to       President of Metropolitan Life Insurance
                                     present.      Company; since July 2002, Chief
                                                   Executive Officer of MetLife Investors
                                                   Group, Inc. and Met Investors Advisory
                                                   LLC; since April 2001, Chief Executive
                                                   Officer of MetLife Resources and Vice
                                                   President of Metropolitan Life Insurance
                                                   Company; since January 1990, President
                                                   of Michael K. Farrell Associates, Inc.
                                                   (qualified retirement plans for non-
                                                   profit organizations).

Richard C. Pearson   Vice President  From          Since July 2002, President of MetLife        N/A              N/A
(64)                 and Secretary   December      Investors Distribution Company; since
                                     2000 to       January, 2002, Secretary of Met
                                     present.      Investors Advisory LLC; since January
                                                   2001, Senior Vice President, General
                                                   Counsel and Secretary of MetLife
                                                   Investors Group, Inc.; since November
                                                   2000, Vice President, General Counsel
                                                   and Secretary of Met Investors Advisory
                                                   LLC; from 1998 to November 2000,
                                                   President, Security First Group, Inc.

Jeffrey P. Halperin  Chief           From August   Since March 2006, Vice President,            N/A              N/A
(40)                 Compliance      2006 to       Corporate Ethics and Compliance
Metropolitan Life    Officer         present.      Department, MetLife, Inc.; from October
Insurance Company                                  2002 to March 2006, Assistant Vice
One MetLife Plaza                                  President; from November 2005 to August
27-01 Queens Plaza                                 2006, Interim Chief Compliance Officer,
North                                              Met Investors Series Trust; Since April
Long Island City,                                  2007, Chief Compliance Officer,
NY 11101                                           Metropolitan Series Funds; from August
                                                   2006 to April 2007, Interim Chief
                                                   Compliance Officer, Metropolitan Series
                                                   Funds; since August 2006, Chief
                                                   Compliance Officer, Met Investors
                                                   Advisory, LLC and MetLife Advisers, LLC;
                                                   since November 2006, Chief Compliance
                                                   Officer, MetLife Investment Advisors
                                                   Company, LLC.

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Loomis, Sayles & Company, L.P. (the "Loomis Adviser") for investment advisory services in connection with the investment management for the Loomis Sayles Global Markets Portfolio ("Loomis Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the Loomis Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

MANAGEMENT AGREEMENT

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Loomis Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Loomis Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-year and since inception periods ending July 31, 2007 of the Loomis Portfolio within its performance universe. The Board took into account that the Loomis Portfolio ranked above the median and its Lipper index for both periods. The Board considered the analysis provided in the B-M Report demonstrating that the Portfolio ranked above the MSCI World benchmark return for the one-year period. The Board also considered that the Loomis Portfolio outperformed its Morningstar World Allocation category for the one-year period ending June 30, 2007. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that the Loomis Portfolio's performance was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Loomis Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Loomis Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the Loomis Portfolio's actual management fees were below the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Loomis Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Loomis Portfolio's contractual management fees were below the normalized median of the expense group at the Loomis Portfolio's current size. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Loomis Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Met/AIM Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Loomis Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Loomis Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Loomis Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Loomis Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Loomis Adviser's ability to perform under its Advisory Agreement. These factors included: the Loomis Adviser's financial condition; the Loomis Adviser's current level of staffing and its overall resources, as well as its compensation program; the Loomis Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Loomis Adviser's management style and long-term performance record with respect to the Loomis Portfolio; and the Loomis Portfolio's performance record. With respect to the Loomis Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Loomis Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Loomis Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Loomis Adviser's investment process and philosophy. The Board considered that the Loomis Adviser's responsibilities include the development and maintenance of an investment program for the Loomis Adviser Portfolio which is consistent with the Loomis Adviser Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Loomis Adviser's brokerage policies and practices, including the standards applied in seeking the best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Loomis Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Loomis Adviser's estimated profitability from its relationship with the Loomis Portfolio as described below and possible economies of scale. With respect to the Loomis Portfolio, the Board also compared the subadvisory fees paid to fees charged by the Loomis Adviser to manage other subadvised portfolios and noted that the Loomis Adviser does not currently manage any institutional separate accounts that are similar to the Loomis Portfolio. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Loomis Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Loomis Adviser of its relationship with the Loomis Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received fund specific data with regard to the profitability of the Loomis Portfolio. The Board analyzed the reasonableness of the profitability of the Loomis Adviser and found no indication of excessive profitability. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Loomis Adviser and its affiliates by virtue of the Loomis Adviser's relationship to the Loomis Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Loomis Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Loomis Adviser, the Board determined approval of the Advisory Agreement for the Loomis Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Loomis Portfolio.

                          MET INVESTORS SERIES TRUST


                                  Lord Abbett
                           Bond Debenture Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO                FOR THE YEAR ENDED 12/31/07
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

For the year ended December 31, 2007, the Portfolio had a return of 6.85%, 6.55% and 6.73% for Class A, B and E Shares, respectively, versus 6.96% for its benchmark, the Lehman Brothers Aggregate Bond Index/1/ and versus 2.66% for the Credit Suisse First Boston High Yield Index/2/ and versus 2.19% for the Merrill Lynch High Yield Master II Constrained Index/3/.

PORTFOLIO REVIEW

Detracting from performance in the year were the auto loans and media-related industries. Within auto loans, GMAC was negatively impacted by exposure to the struggling residential mortgage market. Within the media-cable industry, broadband communication company Charter Communications suffered as cable valuations came under pressure from slowing growth in broadband subscriptions and continued losses in basic cable subscribers. NEFF Corporation, an equipment rental company specializing in earth moving equipment, also detracted from performance. The company has a large exposure to the Florida and California markets and came under pressure as those markets have been markedly affected by the housing correction.

Contributing to performance in the year were the agency, pharmaceuticals, metals/mining excluding steel, and electronics industries. Agencies did well owing to their investment grade ratings, as a flight to quality took place during the year. Within pharmaceuticals, drug developer BioMarin Pharmaceutical, Inc. did well as investors increasingly anticipated FDA approval for Kuvan, a drug designed to treat a genetic disorder which affects the metabolism of certain proteins. The drug received approval in mid-December. Within gas distribution, Williams Companies benefited from higher natural gas prices, a longer duration, and a ratings upgrade. Convertible holding FTI Consulting, Inc. was also a strong performer. The company benefited from growth in its technology and economic consulting divisions.

The Fund's Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

MARKET ENVIRONMENT/CONDITIONS

During the first half of 2007, the Federal Reserve Board (the Fed) maintained a positive outlook and felt that the economy was growing at a moderate pace. The global economy experienced a wave of volatility in late February as markets reacted sharply to the Chinese government introducing certain controls in the Shanghai market. This, coupled with an increase in subprime mortgage defaults, provoked a short-lived flight to quality. The panic settled and investor sentiment became optimistic once more. Convertible and high yield securities did well during the period, posting positive returns in the first five months of the year.

The second half of 2007 sparked ideas of a possible recession as the housing market continued to weaken and the market experienced another flight to quality in mid-summer. Investors' appetite for risk plummeted and spreads widened significantly causing the Fed to cut the Fed funds rate in September and again in October and December. The first Fed cut prompted a market rebound and convertible and high yield securities rallied in September and October. In November, market volatility surged as a number of financial institutions reported mortgage related write-downs. Equities and high yield bonds were down in November and were mixed in December.

For the year ended December 31, 2007, the Merrill Lynch High Yield Master II Constrained Index posted a 2.53% return, the Lehman Aggregate Index posted a 6.97% return, and the Merrill Lynch All Convertibles Index/4/ returned 4.53%. Convertibles captured over 80% of the upside of equities, with the S&P 500(R) Index/5 /up 5.49%.

There was a clear flight to quality during the year, with investment grade assets significantly outperforming. Within the high yield market, CCC-rated bonds underperformed single and double B-rated bonds, with the Merrill Lynch U.S. High Yield CCC-Index/6/ up 0.42%, the Merrill Lynch U.S. High Yield B-Index/7/ up 3.11%, and the Merrill Lynch U.S. High Yield

--------
/1/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/2/ The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Merrill Lynch U.S High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. The Index does not include fees or expenses and is not available for direct investment.


/4 /The Merrill Lynch All U.S. Convertibles Index (VXA0) is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

/5/ The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance, this popular index includes a representative sample of leading companies in leading industries. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/6/ Merrill Lynch U.S. High Yield CCC Index is a broad-based index consisting of all U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is CCC. Index returns assume reinvestment of dividends and, unlike mutual fund returns, do not reflect any fees or expenses associated with a mutual fund. It is not possible to invest directly in an index. The views expressed in this commentary are those of the portfolio. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/7 /Merrill Lynch U.S. High Yield B Index is a broad-based index consisting of all U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is B. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO                FOR THE YEAR ENDED 12/31/07
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

BB-Index/8/ up 2.24%. In the convertible market, investment grade issues beat speculative grade issues as well. The Merrill Lynch All Investment Grade Convertible Index/9 /was up 5.79% for the year, while the Merrill Lynch All Speculative Grade Index/10/ was up 3.99%.

CURRENT OUTLOOK / STRATEGY

As we have been saying for some time, housing is taking a significant toll on US GDP growth. We think the US consumer will experience a slowdown, but are confident that foreign economic growth will help to keep global growth in place. We also believe that the Fed will ease rates further in an effort to maintain liquidity. We are anticipating a challenging environment and will carefully watch for signs of recession.

Corporate balance sheets are generally in good shape; however, we expect that high yield defaults will inch up. Access to capital has significantly decreased making the economic environment more difficult to operate in. In terms of portfolio positioning, we are favoring holdings that will benefit from global exposure and/or exposure to a weak US dollar. Individual security selection is extremely important in this environment. Within convertibles, we are emphasizing certain energy and infrastructure holdings. Within high yield, we are favoring electric generation, non-durables, and other less economically sensitive securities.

CHRISTOPHER J. TOWLE, CFA,
Partner and Director of High Yield and
Convertible Fixed Income Management
LORD, ABBETT & CO. LLC

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       U.S. Treasury Note (5.000%, due 02/15/11)                 1.28%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.500%, due 07/01/37)   0.95%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.000%, due 02/01/37)   0.91%
       ------------------------------------------------------------------
       General Motors Acceptance Corp. (7.250%, due 03/02/11)    0.89%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.000%, due 09/01/36)   0.88%
       ------------------------------------------------------------------
       Cincinnati Bell, Inc. (8.375%, due 01/15/14)              0.78%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.000%, due 03/01/36)   0.78%
       ------------------------------------------------------------------
       U.S. Treasury Note (5.750%, due 08/15/10)                 0.77%
       ------------------------------------------------------------------
       FTI Consulting, Inc. (3.750%, due 07/15/12)               0.74%
       ------------------------------------------------------------------
       General Motors Corp. (7.200%, due 01/15/11)               0.67%
       ------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Corporate Bonds                                     65.1%
Convertible Bonds                                   14.8%
U.S. Government Agency Obligations                  15.5%
Preferred Stocks                                     3.7%
Common Stocks                                        0.9%



--------
/8/ Merrill Lynch U.S. High Yield BB Index is a broad-based index consisting of all U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is BB. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/9/ The Merrill Lynch All Investment Grade Convertible Index (VXA1) is comprised of approximately 200 issues of only investment-grade convertible bonds and preferreds. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.


/10/ The Merrill Lynch All Speculative Grade Convertible Index is comprised of approximately 300 issues of only speculative-grade convertible bonds and preferreds. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO                FOR THE YEAR ENDED 12/31/07
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

  LORD ABBETT BOND DEBENTURE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC, VS. LEHMAN BROTHERS AGGREGATE BOND INDEX/1/, CREDIT SUISSE FIRST BOSTON HIGH YIELD
     INDEX/2/ AND MERRILL LYNCH HIGH YIELD MASTER II CONSTRAINED INDEX/3/
                           Growth Based on $10,000+

                                    [CHART]

                                                              Merrill Lynch
                          Credit Suisse                       High Yield
                           First Boston       Lehman Bros.     Master II
              Fund      High Yield Index*     Bond Index    Constrained Index/2/
              ----      -----------------     ----------    --------------------
12/31/1997  $10,000        $10,000             $10,000           10,000
12/31/1998   10,625         10,058              10,868           10,295
12/31/1999   10,986         10,387              10,777           10,545
12/31/2000   11,081         9,845               12,031           10,005
12/31/2001   11,498         10,414              13,046           10,455
12/31/2002   11,453         10,736              14,386           10,258
12/31/2003   13,687         13,736              14,977           13,145
12/31/2004   14,842         15,380              15,626           14,574
12/31/2005   15,111         15,727              16,006           14,974
12/31/2006   16,525         17,602              16,700           16,736
12/31/2007   17,657         18,070              17,863           17,103




    --------------------------------------------------------------
                                 Average Annual Return/4/
                              (for the year ended 12/31/07)
    --------------------------------------------------------------
                                                         Since
                         1 Year 3 Year 5 Year 10 Year Inception/5/
    --------------------------------------------------------------
    Lord Abbett Bond
    Debenture
--  Portfolio--Class A   6.85%  5.96%   9.04%  5.85%     7.42%
    Class B              6.55%  5.68%   8.75%     --     6.47%
    Class E              6.73%  5.79%   8.87%     --     7.48%
    --------------------------------------------------------------
    Lehman Brothers
    Aggregate Bond
- - Index/1/             6.96%  4.56%   4.42%  5.97%     6.47%
    --------------------------------------------------------------
    Credit Suisse First
    Boston High Yield
- - Index/2/             2.66%  5.52%  10.97%  6.10%     7.11%
    --------------------------------------------------------------
    Merrill Lynch High
    Yield Master II
--  Constrained Index/3/ 2.19%  5.48%  10.76%  5.51%     6.65%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and are not available for direct investment.

/2/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/3/The Merrill Lynch High Yield Master II Constrained Index and the Hybrid Index is comprised of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Lehman Brothers U.S. Aggregate Bond Index, 20% Merrill Lynch all Convertible Index. The Index does not include fees or expenses and are not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
LORD ABBETT BOND DEBENTURE PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,026.80        $2.81
  Hypothetical (5% return before expenses)     1,000.00      1,022.43         2.80
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,025.30        $4.08
  Hypothetical (5% return before expenses)     1,000.00      1,021.17         4.08
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $1,026.10        $3.57
  Hypothetical (5% return before expenses)     1,000.00      1,021.68         3.57
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.55%, 0.80%, and 0.70% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        DOMESTIC BONDS & DEBT SECURITIES - 74.4%
        AEROSPACE & DEFENSE - 1.3%
        DRS Technologies, Inc.
          6.875%, due 11/01/13(a)......... $   6,000,000 $     6,000,000
        Esterline Technologies Corp.
          7.750%, due 06/15/13............     3,000,000       3,090,000
         6.625%, due 03/01/17.............     1,150,000       1,144,250
        Hawker Beechcraft Acquisition Co.
          8.500%, due 04/01/15
          (144A)(a)(b)....................     6,175,000       6,190,437
         9.750%, due 04/01/17
         (144A)(a)(b).....................     1,600,000       1,596,000
        L-3 Communications Corp.
          6.125%, due 01/15/14............     6,000,000       5,910,000
         6.375%, due 10/15/15(a)..........     3,500,000       3,465,000
                                                         ---------------
                                                              27,395,687
                                                         ---------------
        AUTO COMPONENTS - 0.9%
        Cooper Standard Automotive, Inc.
          8.375%, due 12/15/14(a).........     4,100,000       3,269,750
        Lear Corp.
          8.500%, due 12/01/13(a).........     4,225,000       3,950,375
        Stanadyne Corp., Series 1
          10.000%, due 08/15/14...........     2,075,000       2,012,750
        Stanadyne Holdings, Inc. 0.000%/
          12.000%, due 02/15/15(c)........     2,750,000       2,131,250
        Tenneco Automotive, Inc.
          8.625%, due 11/15/14(a).........     3,375,000       3,332,813
        TRW Automotive, Inc.
          7.250%, due 03/15/17 (144A)(b)..     3,500,000       3,158,750
                                                         ---------------
                                                              17,855,688
                                                         ---------------
        AUTOMOBILES - 1.0%
        Ford Capital B.V.
          9.500%, due 06/01/10............     5,000,000       4,737,500
        Ford Motor Co.
          9.500%, due 09/15/11............       500,000         468,750
        General Motors Corp.
          7.200%, due 01/15/11(a).........    15,000,000      13,837,500
         8.375%, due 07/15/33(a)..........     2,500,000       2,025,000
                                                         ---------------
                                                              21,068,750
                                                         ---------------
        BEVERAGES - 0.3%
        Cerveceria Nacional Dominicana
          8.000%, due 03/27/14 (144A)(b)..     1,641,000       1,669,718
        Constellation Brands, Inc.
          7.250%, due 05/15/17 (144A)(b)..     4,000,000       3,720,000
                                                         ---------------
                                                               5,389,718
                                                         ---------------
        BUILDING PRODUCTS - 0.3%
        Associated Materials, Inc. 0.000%/
          11.250%, due 03/01/14(a)(c).....     2,925,000       1,886,625

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       BUILDING PRODUCTS - CONTINUED
       Building Materials Corp. of America
         7.750%, due 08/01/14(a).......... $   2,000,000 $     1,540,000
       NTK Holdings, Inc. 0.000%/
         10.750%, due 03/01/14(a)(c)......     3,650,000       2,153,500
                                                         ---------------
                                                               5,580,125
                                                         ---------------
       CHEMICALS - 2.1%
       Airgas, Inc. 6.250%, due 07/15/14..     4,000,000       3,840,000
       Equistar Chemicals LP
         7.550%, due 02/15/26.............     7,815,000       6,369,225
       Hercules, Inc.
         6.750%, due 10/15/29.............     6,000,000       5,805,000
       Huntsman LLC
         11.500%, due 07/15/12............     1,320,000       1,445,400
       IMC Global, Inc.
         7.300%, due 01/15/28.............     4,900,000       4,875,500
       MacDermid, Inc.
         9.500%, due 04/15/17 (144A)(b)...     4,000,000       3,780,000
       Mosaic Co. (The)
         7.625%, due 12/01/14 (144A)(b)...     4,175,000       4,488,125
       Nalco Co. 8.875%, due 11/15/13(a)..     5,150,000       5,394,625
       Nova Chemicals Corp.
         6.500%, due 01/15/12(a)..........     3,125,000       2,945,312
       Rockwood Specialties Group, Inc.
         7.500%, due 11/15/14(a)..........     4,500,000       4,477,500
                                                         ---------------
                                                              43,420,687
                                                         ---------------
       COMMERCIAL SERVICES & SUPPLIES - 2.9%
       Aleris International, Inc.
         10.000%, due 12/15/16............     6,150,000       4,981,500
       Allied Waste North America, Inc.
         7.875%, due 04/15/13.............     6,000,000       6,165,000
        7.250%, due 03/15/15..............     8,500,000       8,500,000
       ARAMARK Corp.
         8.411%, due 02/01/15(d)..........     1,000,000         980,000
        8.500%, due 02/01/15(a)...........     4,050,000       4,120,875
       Ashtead Capital, Inc.
         9.000%, due 08/15/16 (144A)(b)...     4,000,000       3,560,000
       Deluxe Corp. 7.375%, due 06/01/15..     3,900,000       3,900,000
       Duke Energy Co.
         5.375%, due 01/01/09.............     5,000,000       5,035,195
       FTI Consulting, Inc.
         7.750%, due 10/01/16.............     5,000,000       5,225,000
       Hertz Corp. 8.875%, due 01/01/14...     7,500,000       7,640,625
       Rental Service Corp.
         9.500%, due 12/01/14(a)..........     4,650,000       4,185,000
       United Rentals North America, Inc.
         7.750%, due 11/15/13.............     5,500,000       4,785,000
                                                         ---------------
                                                              59,078,195
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      -----------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -----------------------------------------------------------------------

      COMMUNICATIONS EQUIPMENT - 0.1%
      MasTec, Inc. 7.625%, due 02/01/17..... $   2,550,000 $     2,409,750
                                                           ---------------
      COMPUTERS & PERIPHERALS - 0.7%
      SunGard Data Systems, Inc.
        9.125%, due 08/15/13(a).............     6,975,000       7,131,938
       10.250%, due 08/15/15(a).............     6,400,000       6,576,000
                                                           ---------------
                                                                13,707,938
                                                           ---------------

      CONSUMER FINANCE - 1.9%
      Ford Motor Credit Co.
        7.375%, due 10/28/09(a).............     8,500,000       8,003,872
       7.250%, due 10/25/11.................    14,000,000      12,135,858
      General Motors Acceptance Corp.
        7.250%, due 03/02/11(a).............    21,000,000      18,419,730
                                                           ---------------
                                                                38,559,460
                                                           ---------------
      CONTAINERS & PACKAGING - 2.4%
      Ball Corp. 6.625%, due 03/15/18(a)....     7,000,000       6,965,000
      Berry Plastics Holding Corp.
        8.875%, due 09/15/14(a).............     6,000,000       5,730,000
      Crown Cork & Seal, Inc.
        7.375%, due 12/15/26(a).............    12,250,000      11,208,750
      Graphic Packaging International Corp.
        9.500%, due 08/15/13(a).............     8,750,000       8,684,375
      Jefferson Smurfit Corp.
        8.250%, due 10/01/12(a).............     1,750,000       1,732,500
       7.500%, due 06/01/13(a)..............     4,000,000       3,850,000
      Owens Brockway Glass Container, Inc.
        8.875%, due 02/15/09(a).............     2,637,000       2,650,185
       6.750%, due 12/01/14(a)..............     1,800,000       1,800,000
      Owens-Illinois, Inc.
        7.500%, due 05/15/10................     1,650,000       1,678,875
      Rock-Tenn Co.
        8.200%, due 08/15/11................     1,150,000       1,196,000
      Smurfit-Stone Container Enterprises,
        Inc. 8.000%, due 03/15/17(a)........     5,000,000       4,856,250
                                                           ---------------
                                                                50,351,935
                                                           ---------------
      DISTRIBUTORS - 0.2%
      Varietal Distribution Merger
        Subordinated, Inc.
        10.250%, due 07/15/15 (144A)(b).....     4,000,000       3,830,000
                                                           ---------------
      DIVERSIFIED FINANCIAL SERVICES - 0.7%
      Hughes Network Systems LLC/HNS Finance
        Corp. 9.500%, due 04/15/14(a).......     2,425,000       2,467,438
      LVB Acquisition Merger Subordinated,
        Inc. 10.000%, due 10/15/17
        (144A)(b)...........................     6,000,000       6,150,000
      Nuveen Investments, Inc.
        10.500%, due 11/15/15
        (144A)(a)(b)........................     1,750,000       1,752,187

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      DIVERSIFIED FINANCIAL SERVICES - CONTINUED
      Sensus Metering Systems, Inc.
        8.625%, due 12/15/13............... $   4,000,000 $     3,930,000
                                                          ---------------
                                                               14,299,625
                                                          ---------------
      DIVERSIFIED TELECOMMUNICATION SERVICES - 3.9%
      Ceridian Corp.
        11.250%, due 11/15/15
        (144A)(a)(b).......................     2,825,000       2,627,250
      Cincinnati Bell, Inc.
        8.375%, due 01/15/14(a)............    16,500,000      16,170,000
       7.000%, due 02/15/15(a).............       800,000         760,000
      Hellas Telecommunications
        Luxembourg II
        10.993%, due 01/15/15
        (144A)(b)(d).......................     4,000,000       3,790,000
      Intelsat Bermuda, Ltd.
        9.250%, due 06/15/16...............     2,650,000       2,676,500
      Intelsat Subsidiary Holding Co., Ltd.
        8.250%, due 01/15/13...............     7,000,000       7,070,000
      Intelsat, Ltd.
        6.500%, due 11/01/13...............     1,250,000         915,625
      Nordic Telephone Holdings Co.
        8.875%, due 05/01/16 (144A)(b).....     7,625,000       7,853,750
      Qwest Capital Funding, Inc.
        7.900%, due 08/15/10(a)............    13,100,000      13,296,500
      Qwest Communications International,
        Inc. 7.250%, due 02/15/11..........     8,500,000       8,542,500
      Syniverse Technologies, Inc.
        7.750%, due 08/15/13...............     6,850,000       6,644,500
      Valor Telecommunications Enterprises
        Finance Corp.
        7.750%, due 02/15/15...............     2,325,000       2,457,339
      Windstream Corp.
        7.000%, due 03/15/19(a)............     7,500,000       7,181,250
                                                          ---------------
                                                               79,985,214
                                                          ---------------
      ELECTRIC UTILITIES - 3.3%
      Edison Mission Energy
        7.750%, due 06/15/16(a)............    11,350,000      11,747,250
       7.000%, due 05/15/17................    10,000,000       9,875,000
      Mirant Americas Generation LLC
        8.300%, due 05/01/11...............     7,262,000       7,316,465
       9.125%, due 05/01/31(a).............     8,500,000       7,990,000
      Nevada Power Co.
        5.875%, due 01/15/15...............     3,500,000       3,495,779
      Pacific Gas & Electric Co.
        4.800%, due 03/01/14...............     2,500,000       2,433,725
      PSEG Energy Holdings LLC
        8.500%, due 06/15/11...............     6,000,000       6,282,678

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     ELECTRIC UTILITIES - CONTINUED
     Reliant Energy, Inc.
       6.750%, due 12/15/14................. $   3,625,000 $     3,652,187
      7.875%, due 06/15/17(a)...............     3,500,000       3,491,250
     Texas Competitive Electric Holdings Co.
       LLC 10.250%, due 11/01/15
       (144A)(b)............................     6,275,000       6,243,625
     Virginia Electric & Power Co.
       4.500%, due 12/15/10.................     5,000,000       4,985,835
                                                           ---------------
                                                                67,513,794
                                                           ---------------
     ELECTRICAL EQUIPMENT - 0.7%
     Baldor Electric Co.
       8.625%, due 02/15/17(a)..............     8,925,000       9,237,375
     Belden, Inc. 7.000%, due 03/15/17......     2,275,000       2,229,500
     General Cable Corp.
       7.125%, due 04/01/17(a)..............     4,000,000       3,940,000
                                                           ---------------
                                                                15,406,875
                                                           ---------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
     NXP B.V./NXP Funding LLC
       7.875%, due 10/15/14.................     5,000,000       4,775,000
      9.500%, due 10/15/15(a)...............       425,000         390,469
                                                           ---------------
                                                                 5,165,469
                                                           ---------------
     ENERGY EQUIPMENT & SERVICES - 1.7%
     CHC Helicopter Corp.
       7.375%, due 05/01/14.................     7,000,000       6,650,000
     Complete Production Services, Inc.
       8.000%, due 12/15/16(a)..............     7,000,000       6,807,500
     Dresser-Rand Group, Inc.
       7.375%, due 11/01/14.................     4,750,000       4,761,875
     Grant Prideco, Inc.
       6.125%, due 08/15/15(a)..............     5,500,000       5,775,000
     Hornbeck Offshore Services, Inc.
       6.125%, due 12/01/14.................     4,750,000       4,536,250
     Key Energy Services, Inc.
       8.375%, due 12/01/14
       (144A)(a)(b).........................     2,525,000       2,594,437
     Pride International, Inc.
       7.375%, due 07/15/14.................     4,500,000       4,646,250
                                                           ---------------
                                                                35,771,312
                                                           ---------------
     FOOD & STAPLES RETAILING - 1.2%
     Denny's Holdings, Inc.
       10.000%, due 10/01/12(a).............     5,000,000       4,831,250
     Ingles Markets, Inc.
       8.875%, due 12/01/11(a)..............     5,000,000       5,100,000
     Rite Aid Corp.
       8.125%, due 05/01/10(a)..............     5,000,000       4,925,000
      9.375%, due 12/15/15..................     5,000,000       4,175,000

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     FOOD & STAPLES RETAILING - CONTINUED
     Supervalu, Inc.
       7.500%, due 11/15/14................. $   6,000,000 $     6,180,000
                                                           ---------------
                                                                25,211,250
                                                           ---------------
     FOOD PRODUCTS - 0.8%
     Dole Food Co., Inc.
       8.750%, due 07/15/13(a)..............     8,500,000       7,862,500
     Land O' Lakes, Inc.
       9.000%, due 12/15/10.................     1,900,000       1,985,500
     Stater Brothers Holdings, Inc.
       8.125%, due 06/15/12(a)..............     6,825,000       6,773,813
                                                           ---------------
                                                                16,621,813
                                                           ---------------
     GAS UTILITIES - 0.5%
     Ferrellgas LP 6.750%, due 05/01/14.....     5,500,000       5,424,375
     Ferrellgas Partners LLP
       8.750%, due 06/15/12(a)..............     4,000,000       4,130,000
                                                           ---------------
                                                                 9,554,375
                                                           ---------------
     HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
     Advanced Medical Optics, Inc.
       7.500%, due 05/01/17.................     5,000,000       4,625,000
     Bausch & Lomb, Inc.
       9.875%, due 11/01/15 (144A)(b).......     5,000,000       5,087,500
                                                           ---------------
                                                                 9,712,500
                                                           ---------------
     HEALTH CARE PROVIDERS & SERVICES - 3.1%
     Alliance Imaging
       7.250%, due 12/15/12.................     2,975,000       2,841,125
     Centene Corp.
       7.250%, due 04/01/14.................     4,425,000       4,336,500
     Community Health Systems, Inc.
       8.875%, due 07/15/15.................     6,000,000       6,142,500
     DaVita, Inc.
       7.250%, due 03/15/15(a)..............     7,500,000       7,556,250
     Fresenius Med Cap Trust II
       7.875%, due 02/01/08(a)..............     1,050,000       1,050,000
     Hanger Orthopedic Group, Inc.
       10.250%, due 06/01/14................     2,450,000       2,523,500
     HCA, Inc.
       6.375%, due 01/15/15.................    10,500,000       8,925,000
      9.125%, due 11/15/14..................     7,000,000       7,297,500
     Select Medical Corp.
       7.625%, due 02/01/15(a)..............     1,000,000         860,000
     Sun Healthcare Group, Inc.
       9.125%, due 04/15/15.................     7,225,000       7,315,312
     Tenet Healthcare Corp.
       9.250%, due 02/01/15(a)..............     2,500,000       2,325,000
     United Surgical Partners International,
       Inc.  8.875%, due 05/01/17...........     5,000,000       4,962,500
     UnitedHealth Group, Inc.
       4.875%, due 04/01/13.................     3,000,000       2,959,566

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      HEALTH CARE PROVIDERS & SERVICES - CONTINUED
      Vanguard Health Holding Co. II
        9.000%, due 10/01/14(a)............. $   6,000,000 $     5,805,000
                                                           ---------------
                                                                64,899,753
                                                           ---------------
      HOTELS, RESTAURANTS & LEISURE - 4.0%
      AMC Entertainment, Inc.
        8.000%, due 03/01/14................     8,000,000       7,560,000
      Boyd Gaming Corp.
        7.125%, due 02/01/16(a).............     4,500,000       4,275,000
      Gaylord Entertainment Co.
        8.000%, due 11/15/13................     9,275,000       9,275,000
       6.750%, due 11/15/14.................     3,400,000       3,221,500
      Great Canadian Gaming Corp.
        7.250%, due 02/15/15 (144A)(b)......     5,000,000       4,975,000
      Isle of Capri Casinos, Inc.
        7.000%, due 03/01/14(a).............     9,000,000       7,425,000
      Landry's Restaurants, Inc.
        9.500%, due 12/15/14(a).............     6,700,000       6,666,500
      Las Vegas Sands Corp.
        6.375%, due 02/15/15................     6,000,000       5,670,000
      Mandalay Resort Group
        9.375%, due 02/15/10(a).............     2,000,000       2,080,000
      MGM Mirage, Inc.
        6.750%, due 09/01/12(a).............     5,500,000       5,383,125
      River Rock Entertainment Authority
        9.750%, due 11/01/11(a).............     4,850,000       5,092,500
      Scientific Games Corp.
        6.250%, due 12/15/12(a).............     2,500,000       2,400,000
      Seneca Gaming Corp.
        7.250%, due 05/01/12................     3,500,000       3,543,750
      Snoqualmie Entertainment Authority
        9.125%, due 02/01/15 (144A)(b)......     4,250,000       4,122,500
      Station Casinos, Inc.
        6.500%, due 02/01/14(a).............     4,500,000       3,397,500
      Turning Stone Casino Resort Enterprise
        9.125%, due 12/15/10 -
        09/15/14(b).........................     7,350,000       7,483,750
                                                           ---------------
                                                                82,571,125
                                                           ---------------
      HOUSEHOLD DURABLES - 0.2%
      Standard Pacific Corp.
        7.000%, due 08/15/15(a).............     3,550,000       2,360,750
      William Lyon Homes, Inc.
        10.750%, due 04/01/13(a)............     1,500,000         907,500
                                                           ---------------
                                                                 3,268,250
                                                           ---------------

       ---------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ---------------------------------------------------------------------

       INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.2%
       AES Corp. (The) 8.000%, due 10/15/17
         (144A)(a)(b)...................... $   7,000,000 $     7,192,500
       Mirant North America LLC
         7.375%, due 12/31/13..............     6,000,000       6,045,000
       NRG Energy, Inc.
         7.250%, due 02/01/14..............     5,000,000       4,887,500
        7.375%, due 01/15/17...............     5,500,000       5,376,250
       PPL Energy Supply LLC
         6.400%, due 11/01/11..............     2,000,000       2,049,098
                                                          ---------------
                                                               25,550,348
                                                          ---------------
       INSURANCE - 0.3%
       HUB International Holdings, Inc.
         9.000%, due 12/15/14 (144A)(b)....     3,200,000       2,872,000
       USI Holdings Corp.
         8.744%, due 11/15/14
         (144A)(b)(d)......................     3,500,000       3,010,000
                                                          ---------------
                                                                5,882,000
                                                          ---------------
       INTERNET & CATALOG RETAIL - 0.2%
       Brookstone Co., Inc.
         12.000%, due 10/15/12(a)..........     3,950,000       3,703,125
                                                          ---------------
       INTERNET SOFTWARE & SERVICES - 0.1%
       Qwest Corp. 7.625%, due 06/15/15....     2,000,000       2,045,000
                                                          ---------------
       INVESTMENT COMPANIES - 0.1%
       Algoma Acquisition Corp.
         9.875%, due 06/15/15 (144A)(b)....     3,300,000       2,722,500
                                                          ---------------
       IT SERVICES - 0.4%
       Iron Mountain, Inc.
         7.750%, due 01/15/15(a)...........     7,000,000       7,157,500
       Unisys Corp.
         8.000%, due 10/15/12(a)...........     1,200,000       1,056,000
                                                          ---------------
                                                                8,213,500
                                                          ---------------
       LIFE SCIENCES TOOLS & SERVICES - 0.3%
       Bio-Rad Laboratories, Inc.
         6.125%, due 12/15/14..............     7,500,000       7,256,250
                                                          ---------------
       MACHINERY - 0.6%
       Actuant Corp.
         6.875%, due 06/15/17
         (144A)(a)(b)......................     2,500,000       2,487,500
       Gardner Denver, Inc.
         8.000%, due 05/01/13..............     4,250,000       4,313,750
       Mueller Water Products, Inc.
         7.375%, due 06/01/17..............     6,500,000       5,841,875
                                                          ---------------
                                                               12,643,125
                                                          ---------------
       MANUFACTURING - 0.6%
       Park - Ohio Industries, Inc.
         8.375%, due 11/15/14..............     4,250,000       3,803,750

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      MANUFACTURING - CONTINUED
      RBS Global, Inc./Rexnord Corp.
        9.500%, due 08/01/14............... $   9,100,000 $     9,054,500
       11.750%, due 08/01/16(a)............       300,000         294,750
       8.875%, due 09/01/16(a).............       100,000          95,500
                                                          ---------------
                                                               13,248,500
                                                          ---------------
      MEDIA - 5.9%
      Affinion Group, Inc.
        11.500%, due 10/15/15..............     5,300,000       5,227,125
      Allbritton Communications Co.
        7.750%, due 12/15/12...............     8,500,000       8,457,500
      Barrington Broadcasting Group LLC and
        Barrington Broadcasting Capital
        Corp. 10.500%, due 08/15/14(a).....       400,000         414,500
      CCH I Holdings LLC
        11.750%, due 05/15/14(a)...........     7,800,000       4,972,500
      CCH I LLC/CCH I Capital Corp.
        11.000%, due 10/01/15(a)...........    12,600,000      10,332,000
      Charter Communications Holdings Corp.
        10.250%, due 09/15/10..............     2,540,000       2,501,900
      Dex Media West, Series B
        9.875%, due 08/15/13...............     3,418,000       3,563,265
      DirecTV Holdings LLC/DirecTV
        Financing Co.
        8.375%, due 03/15/13...............     2,500,000       2,612,500
       6.375%, due 06/15/15(a).............     8,000,000       7,720,000
      EchoStar DBS Corp.
        6.375%, due 10/01/11...............     6,000,000       5,943,000
       7.125%, due 02/01/16................     6,750,000       6,918,750
      Idearc, Inc.
        8.000%, due 11/15/16(a)............    13,750,000      12,684,375
      Interpublic Group of Cos., Inc.
        6.250%, due 11/15/14...............     4,000,000       3,420,000
      Lamar Media Corp.
        6.625%, due 08/15/15 (144A)(b).....     2,425,000       2,370,437
      Lin Television Corp.
        6.500%, due 05/15/13(a)............     7,000,000       6,623,750
      Mediacom Broadband LLC
        8.500%, due 10/15/15(a)............     3,275,000       2,918,844
      Mediacom LLC
        9.500%, due 01/15/13(a)............     7,260,000       6,779,025
      Paxson Communications Corp.
        11.493%, due 01/15/13
        (144A)(a)(b)(d)....................     2,000,000       1,972,500
      R.H. Donnelley Corp.
        8.875%, due 01/15/16(a)............     7,800,000       7,332,000
       8.875%, due 10/15/17 (144A)(b)......     4,650,000       4,347,750
      Radio One, Inc.
        6.375%, due 02/15/13(a)............       750,000         623,437

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       MEDIA - CONTINUED
       Sinclair Broadcast Group, Inc.
         8.000%, due 03/15/12(a)........... $     932,000 $       954,135
       Univision Communications
         9.750%, due 03/15/15 (144A)(b)....    10,775,000       9,872,594
       Warner Music Group
         7.375%, due 04/15/14..............     4,500,000       3,487,500
                                                          ---------------
                                                              122,049,387
                                                          ---------------
       METALS & MINING - 1.7%
       AK Steel Corp.
         7.750%, due 06/15/12(a)...........     4,000,000       4,040,000
       Allegheny Ludlum Corp.
         6.950%, due 12/15/25..............     3,700,000       3,811,000
       Century Aluminum Co.
         7.500%, due 08/15/14..............     3,500,000       3,465,000
       Freeport McMoRan Copper & Gold, Inc.
         8.250%, due 04/01/15..............     3,500,000       3,718,750
        8.375%, due 04/01/17...............     9,300,000       9,997,500
       Noranda Aluminum Acquisition Corp.
         8.738%, due 05/15/15
         (144A)(b)(d)......................     6,500,000       5,460,000
       Terra Capital, Inc.
         7.000%, due 02/01/17..............     5,000,000       4,912,500
                                                          ---------------
                                                               35,404,750
                                                          ---------------
       MULTI-UTILITIES - 0.0%
       Pacific Energy Partners LP/Pacific
         Energy Finance Corp.
         6.250%, due 09/15/15..............     1,000,000       1,003,263
                                                          ---------------
       MULTILINE RETAIL - 0.1%
       Harry & David Holdings, Inc.
         9.000%, due 03/01/13..............     1,350,000       1,248,750
                                                          ---------------
       OIL, GAS & CONSUMABLE FUELS - 5.6%
       Chesapeake Energy Corp.
         7.625%, due 07/15/13..............     1,000,000       1,037,500
        6.250%, due 01/15/18...............    10,000,000       9,650,000
       Cimarex Energy Co.
         7.125%, due 05/01/17..............     7,950,000       7,850,625
       Dynegy Holdings, Inc.
         6.875%, due 04/01/11(a)...........     2,375,000       2,303,750
        8.375%, due 05/01/16(a)............     9,500,000       9,333,750
        7.750%, due 06/01/19...............     3,925,000       3,640,438
       El Paso Corp. 7.000%, due 06/15/17..     7,000,000       7,017,500
       Forest Oil Corp.
         8.000%, due 06/15/08..............     1,500,000       1,522,500
        7.250%, due 06/15/19 (144A)(b).....     7,500,000       7,575,000
       Foundation Pennsylvania Coal Co.
         7.250%, due 08/01/14(a)...........     5,000,000       4,962,500
       KCS Energy, Inc.
         7.125%, due 04/01/12..............     5,000,000       4,837,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

     ------------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ------------------------------------------------------------------------

     OIL, GAS & CONSUMABLE FUELS - CONTINUED
     Kerr-McGee Corp.
       6.950%, due 07/01/24................. $   6,850,000 $     7,335,432
     MarkWest Energy Partners LP/MarkWest
       Energy Finance Corp.
       6.875%, due 11/01/14(a)..............     5,000,000       4,787,500
      8.500%, due 07/15/16(a)...............       825,000         833,250
     Peabody Energy Corp.
       5.875%, due 04/15/16.................     4,500,000       4,252,500
      7.375%, due 11/01/16(a)...............     3,500,000       3,605,000
     Pioneer Natural Resources Co., Series A
       7.200%, due 01/15/28.................     1,510,000       1,368,524
     Quicksilver Resources, Inc.
       7.125%, due 04/01/16(a)..............     2,400,000       2,370,000
     Range Resources Corp.
       7.375%, due 07/15/13(a)..............     2,575,000       2,626,500
     Tesoro Corp. 6.250%, due 11/01/12(a)...     5,750,000       5,778,750
     VeraSun Energy Corp.
       9.375%, due 06/01/17
       (144A)(a)(b).........................     5,900,000       5,177,250
     Williams Cos., Inc.
       7.875%, due 09/01/21.................     6,950,000       7,740,562
     Williams Partners LP/Williams Partners
       Finance Corp.
       7.250%, due 02/01/17.................    10,000,000      10,350,000
                                                           ---------------
                                                               115,956,331
                                                           ---------------
     PAPER & FOREST PRODUCTS - 1.1%
     Abitibi-Bowater, Inc.
      9.500%, due 10/15/12(a)...............     4,000,000       3,340,000
      6.500%, due 06/15/13(a)...............     5,000,000       3,700,000
     Abitibi-Consolidated, Inc.
       8.550%, due 08/01/10(a)..............     8,352,000       7,349,760
     Buckeye Technologies, Inc.
       8.000%, due 10/15/10(a)..............     4,854,000       4,829,730
     Catalyst Paper Corp.
      7.375%, due 03/01/14(a)...............     2,300,000       1,748,000
      Series D
        8.625%, due 06/15/11(a).............     2,625,000       2,191,875
                                                           ---------------
                                                                23,159,365
                                                           ---------------
     PERSONAL PRODUCTS - 0.6%
     DEL Laboratories, Inc.
       8.000%, due 02/01/12(a)..............     2,925,000       3,056,625
     Elizabeth Arden, Inc.
       7.750%, due 01/15/14(a)..............     9,300,000       9,160,500
                                                           ---------------
                                                                12,217,125
                                                           ---------------
     PHARMACEUTICALS - 0.3%
     Warner Chilcott Corp.
       8.750%, due 02/01/15.................     5,671,000       5,869,485
                                                           ---------------

      -----------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -----------------------------------------------------------------------

      REAL ESTATE INVESTMENT TRUST (REITS) - 0.6%
      Felcor Lodging LP (REIT)
        8.500%, due 06/01/11................ $   2,260,000 $     2,367,350
      Host Marriott LP (REIT)
       7.000%, due 08/15/12(a)..............     7,000,000       7,035,000
       6.375%, due 03/15/15.................     3,000,000       2,940,000
                                                           ---------------
                                                                12,342,350
                                                           ---------------
      ROAD & RAIL - 0.6%
      Avis Budget Car Rental LLC/Avis Budget
        Finance, Inc.
        7.625%, due 05/15/14(a).............    12,500,000      12,000,000
                                                           ---------------
      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
      Advanced Micro Devices, Inc.
        7.750%, due 11/01/12(a).............     5,000,000       4,362,500
      Freescale Semiconductor, Inc.
       8.875%, due 12/15/14.................    10,700,000       9,603,250
       10.125%, due 12/15/16(a).............     2,500,000       2,075,000
                                                           ---------------
                                                                16,040,750
                                                           ---------------
      SOFTWARE - 0.7%
      First Data Corp. 9.875%, due 09/24/15
        (144A)(b)...........................     3,600,000       3,352,500
      Open Solutions, Inc.
        9.750%, due 02/01/15
        (144A)(b)...........................     3,500,000       3,206,875
      Serena Software, Inc.
        10.375%, due 03/15/16(a)............     3,500,000       3,465,000
      Vangent, Inc. 9.625%, due 02/15/15....     5,000,000       4,312,500
                                                           ---------------
                                                                14,336,875
                                                           ---------------
      SPECIALTY RETAIL - 0.3%
      Inergy LP/Inergy Finance Corp.
        8.250%, due 03/01/16................     5,500,000       5,720,000
                                                           ---------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.7%
      INVISTA, Inc. 9.250%, due 05/01/12
        (144A)(b)...........................     5,600,000       5,824,000
      Levi Strauss & Co.
        8.875%, due 04/01/16(a).............     4,500,000       4,376,250
      Quiksilver, Inc.
        6.875%, due 04/15/15................     5,750,000       4,959,375
                                                           ---------------
                                                                15,159,625
                                                           ---------------
      THRIFTS & MORTGAGE FINANCE - 0.4%
      Ineos Group Holdings Plc
        8.500%, due 02/15/16
        (144A)(a)(b)........................     9,000,000       8,055,000
                                                           ---------------
      TRADING COMPANIES & DISTRIBUTORS - 0.3%
      Interline Brands, Inc.
        8.125%, due 06/15/14................     5,500,000       5,472,500
      Neff Corp.
        10.000%, due 06/01/15(a)............     2,800,000       1,540,000
                                                           ---------------
                                                                 7,012,500
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      -----------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -----------------------------------------------------------------------

      TRANSPORTATION - 0.5%
      Bristow Group, Inc.
       6.125%, due 06/15/13(a).............. $   8,000,000 $     7,720,000
       7.500%, due 09/15/17 (144A)(b).......     3,000,000       3,030,000
                                                           ---------------
                                                                10,750,000
                                                           ---------------
      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 14.3%
      Federal Home Loan Mortgage Corp.
       5.750%, due 04/15/08 - 03/15/09(a)...    21,500,000      21,766,063
       5.125%, due 04/18/11(a)..............    10,000,000      10,457,680
      Federal National Mortgage Assoc.
       6.000%, due 03/01/33 - 06/01/37......   141,139,292     143,448,158
       6.500%, due 05/01/35 - 08/01/37......    75,777,285      77,935,856
      U.S. Treasury Note
       5.750%, due 08/15/10(a)..............    15,000,000      16,010,160
       5.000%, due 02/15/11(a)..............    25,000,000      26,408,225
                                                           ---------------
                                                               296,026,142
                                                           ---------------
      WIRELESS TELECOMMUNICATION SERVICES - 1.2%
      Centennial Communications Corp.
        10.000%, due 01/01/13(a)............     8,000,000       8,360,000
      iPCS, Inc. 8.161%, due 05/01/14(d)....     4,000,000       3,700,000
      Nextel Communications, Inc.
        7.375%, due 08/01/15................     7,000,000       6,897,653
      Vitro SAB de CV
        9.125%, due 02/01/17(a).............     5,500,000       5,087,500
                                                           ---------------
                                                                24,045,153
                                                           ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $1,583,980,306)                                  1,538,290,487
                                                           ---------------

      CONVERTIBLE BONDS - 13.7%
      AEROSPACE & DEFENSE - 1.0%
      AAR Corp. 1.750%, due 02/01/26........       900,000       1,294,875
      DRS Technologies, Inc.
        2.000%, due 02/01/26 (144A)(b)......     3,000,000       3,273,750
      L-3 Communications Corp.
        3.000%, due 08/01/35(a).............     4,000,000       4,855,000
      Lockheed Martin Corp.
        4.619%, due 08/15/33(d).............     7,000,000      10,316,600
                                                           ---------------
                                                                19,740,225
                                                           ---------------
      AIRLINES - 0.0%
      Frontier Airlines, Inc.
        5.000%, due 12/15/25................     1,000,000         851,250
                                                           ---------------
      BEVERAGES - 0.3%
      Molson Coors Brewing Co.
        2.500%, due 07/30/13................     5,000,000       6,018,750
                                                           ---------------
      BIOTECHNOLOGY - 1.6%
      Alexion Pharmaceuticals, Inc.
        1.375%, due 02/01/12................       500,000       1,221,875
      Amgen, Inc. 0.125%, due 02/01/11......     5,300,000       4,856,125

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       BIOTECHNOLOGY - CONTINUED
       BioMarin Pharmaceutical, Inc.
         2.500%, due 03/29/13(a).......... $   2,000,000 $     4,502,500
       Cephalon, Inc.
         0.315%, due 06/15/33(e)..........     3,000,000       3,731,250
       CV Therapeutics, Inc.
        2.750%, due 05/16/12..............       700,000         588,000
        3.250%, due 08/16/13(a)...........     4,250,000       3,479,687
       Decode Genetics, Inc.
         3.500%, due 04/15/11.............     1,666,000       1,103,725
       Genzyme Corp.
         1.250%, due 12/01/23(a)..........     7,150,000       8,276,125
       Gilead Sciences, Inc.
         0.625%, due 05/01/13.............     4,000,000       5,390,000
       InterMune, Inc.
         0.250%, due 03/01/11.............     1,000,000         936,250
                                                         ---------------
                                                              34,085,537
                                                         ---------------
       CAPITAL MARKETS - 0.2%
       Lehman Brothers Holdings, Inc.
         2.000%, due 12/31/12 (144A)(b)...     5,100,000       5,125,500
                                                         ---------------
       COMMERCIAL SERVICES & SUPPLIES - 1.1%
       Charles River Associates, Inc.
         2.875%, due 06/15/34.............     6,000,000       8,115,000
       FTI Consulting, Inc.
         3.750%, due 07/15/12(a)..........     7,200,000      15,282,000
                                                         ---------------
                                                              23,397,000
                                                         ---------------
       COMMUNICATIONS EQUIPMENT - 0.1%
       ADC Telecommunications, Inc.
         5.204%, due 06/15/13(d)..........     2,400,000       2,235,000
                                                         ---------------
       CONSTRUCTION & ENGINEERING - 0.3%
       Fluor Corp.
         1.500%, due 02/15/24(a)..........     2,000,000       5,205,000
                                                         ---------------
       DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
       Qwest Communications International,
         Inc. 3.500%, due 11/15/25........     4,000,000       5,355,000
                                                         ---------------
       ELECTRICAL EQUIPMENT & SERVICES - 0.5%
       Roper Industries, Inc.
         1.481%/0.000%, due 01/15/34(f)...    12,500,000       9,859,375
                                                         ---------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
       Flir Systems, Inc.
         3.000%, due 06/01/23.............     2,500,000       7,331,250
       Itron, Inc. 2.500%, due 08/01/26...     1,000,000       1,608,750
                                                         ---------------
                                                               8,940,000
                                                         ---------------
       ENERGY EQUIPMENT & SERVICES - 0.9%
       Hanover Compressor Co.
         4.750%, due 01/15/14.............     3,500,000       6,654,375
       Pride International, Inc.
         3.250%, due 05/01/33(a)..........     3,500,000       4,733,750

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       ENERGY EQUIPMENT & SERVICES - CONTINUED
       Schlumberger, Ltd.
         1.500%, due 06/01/23(a).......... $   3,000,000 $     8,160,000
                                                         ---------------
                                                              19,548,125
                                                         ---------------
       FOOD PRODUCTS - 0.4%
       Archer-Daniels-Midland Co.
         0.875%, due 02/15/14.............     6,000,000       7,267,500
                                                         ---------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
       Medtronic, Inc.
         1.500%, due 04/15/11.............     2,000,000       2,145,000
                                                         ---------------
       HEALTH CARE PROVIDERS & SERVICES - 0.1%
       Five Star Quality Care, Inc.
         3.750%, due 10/15/26.............     1,500,000       1,372,500
                                                         ---------------
       HEALTH CARE TECHNOLOGY - 0.2%
       Trizetto Group
         1.125%, due 04/15/12(a)..........     5,000,000       4,856,250
                                                         ---------------
       INTERNET SOFTWARE & SERVICES - 0.3%
       Equinix, Inc. 2.500%, due 04/15/12.     5,000,000       5,656,250
                                                         ---------------
       IT SERVICES - 0.3%
       Electronic Data Systems Corp.
         3.875%, due 07/15/23(a)..........     7,200,000       7,191,000
                                                         ---------------
       LIFE SCIENCES TOOLS & SERVICES - 0.4%
       Millipore Corp.
         3.750%, due 06/01/26(a)..........     6,500,000       7,003,750
       Nektar Therapeutics
         3.250%, due 09/28/12.............       900,000         747,000
                                                         ---------------
                                                               7,750,750
                                                         ---------------
       MACHINERY - 0.3%
       Actuant Corp.
         2.000%, due 11/15/23(a)..........     1,400,000       2,429,000
       Danaher Corp.
         0.705%, due 01/22/21(e)..........     2,500,000       3,193,750
                                                         ---------------
                                                               5,622,750
                                                         ---------------
       MEDIA - 1.1%
       Liberty Media Corp.
        4.000%, due 11/15/29..............     1,700,000       1,105,000
        3.250%, due 03/15/31(a)...........     8,250,000       6,074,063
       Omnicom Group, Inc.
         0.000%, due 07/01/38(a)(e).......     3,640,000       3,958,500
       Sinclair Broadcast Group, Inc.
        6.000%, due 09/15/12..............     5,000,000       4,600,000
        4.875%/2.000%, due 07/15/18 (a)(f)     3,000,000       2,756,250
       Walt Disney Co.
         2.125%, due 04/15/23(a)..........     3,500,000       4,007,500
                                                         ---------------
                                                              22,501,313
                                                         ---------------

       ------------------------------------------------------------------
       SECURITY                              SHARES/PAR       VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       METALS & MINING - 0.8%
       Newmont Mining Corp.
        1.250%, due 07/15/14 (144A)(b)..... $   4,000,000 $     5,030,000
        1.250%, due 07/15/14...............     1,000,000       1,257,500
       Placer Dome, Inc.
         2.750%, due 10/15/23..............     5,550,000       9,879,000
                                                          ---------------
                                                               16,166,500
                                                          ---------------
       OIL, GAS & CONSUMABLE FUELS - 0.7%
       Devon Energy Corp.
         4.900%, due 08/15/08(a)...........     5,200,000       9,093,500
       Quicksilver Resources, Inc.
         1.875%, due 11/01/24(a)...........     3,000,000       6,090,000
                                                          ---------------
                                                               15,183,500
                                                          ---------------
       PHARMACEUTICALS - 1.3%
       Alza Corp.
         0.572%, due 07/28/20(a)(e)........     8,000,000       7,370,000
       MGI Pharma, Inc.
         1.682%/0.000%, due 03/02/24(f)....     2,000,000       1,925,000
       Teva Pharmaceutical Finance Co. B.V.
         1.750%, due 02/01/26(a)...........     4,500,000       5,017,500
       Teva Pharmaceutical Industries, Ltd.
         0.250%, due 02/01/24..............     3,500,000       4,799,375
       Wyeth 4.886%, due 01/15/24(a)(d)....     8,000,000       8,480,320
                                                          ---------------
                                                               27,592,195
                                                          ---------------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.4%
       Cypress Semiconductor Corp.
         1.000%, due 09/15/09(a)...........     1,700,000       2,741,250
       Intel Corp. 2.950%, due 12/15/35....     5,000,000       5,418,750
                                                          ---------------
                                                                8,160,000
                                                          ---------------
       SOFTWARE - 0.3%
       Symantec Corp.
         0.750%, due 06/15/11..............     5,000,000       5,237,500
                                                          ---------------
       WIRELESS TELECOMMUNICATION SERVICES - 0.3%
       Nextel Communications, Inc.
         5.250%, due 01/15/10(a)...........     2,500,000       2,487,500
       NII Holdings, Inc.
         2.750%, due 08/15/25..............     2,500,000       3,059,375
                                                          ---------------
                                                                5,546,875
                                                          ---------------
       Total Convertible Bonds
         (Cost $238,553,649)                                  282,610,645
                                                          ---------------
       COMMON STOCKS - 0.8%
       BIOTECHNOLOGY - 0.1%
       BioMarin Pharmaceutical, Inc.*(a)...        92,764       3,283,846
                                                          ---------------
       COMMERCIAL BANKS - 0.2%
       Marshall & Ilsley Corp.(a)..........       149,009       3,945,758
                                                          ---------------
       ENERGY EQUIPMENT & SERVICES - 0.0%
       Rowan Cos., Inc.(a).................        14,200         560,332
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                             SHARES       (NOTE 2)
       -----------------------------------------------------------------

       FOOD PRODUCTS - 0.2%
       General Mills, Inc..................       64,526 $     3,677,982
                                                         ---------------
       IT SERVICES - 0.1%
       Metavante Technologies, Inc.*(a)....       49,669       1,158,297
                                                         ---------------
       MEDIA - 0.0%
       Charter Communications, Inc.*(a)....      166,500         194,805
       Time Warner Cable, Inc. Class A*(a).       28,787         794,521
                                                         ---------------
                                                                 989,326
                                                         ---------------
       PAPER & FOREST PRODUCTS - 0.0%
       Indah Kiat Pulp and Paper Corp.*....    1,867,500         166,239
                                                         ---------------
       PHARMACEUTICALS - 0.1%
       Schering-Plough Corp................       75,000       1,998,000
                                                         ---------------
       REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.1%
       Simon Property Group, Inc...........       15,200       1,087,408
                                                         ---------------
       Total Common Stocks
       (Cost $16,195,724)                                     16,867,188
                                                         ---------------

       PREFERRED STOCKS - 1.0%
       CAPITAL MARKETS - 0.2%
       Lehman Brothers Holdings, Inc.
         9.350%, due 08/08/08..............      125,000       3,341,250
                                                         ---------------
       MULTI-UTILITIES - 0.0%
       CMS Energy Corp 4.500%..............        5,000         452,500
                                                         ---------------
       OIL, GAS & CONSUMABLE FUELS - 0.6%
       Chesapeake Energy Corp. 4.500%(a)...       45,000       4,865,625
       El Paso Corp. 4.990%................        5,500       7,746,062
                                                         ---------------
                                                              12,611,687
                                                         ---------------
       THRIFTS & MORTGAGE FINANCE - 0.2%
       Federal National Mortgage Assoc.
         8.250%............................      136,300       3,509,725
                                                         ---------------
       Total Preferred Stocks
       (Cost $18,069,628)                                     19,915,162
                                                         ---------------

       CONVERTIBLE PREFERRED STOCKS - 2.5%
       CAPITAL MARKETS - 0.1%
       Morgan Stanley 7.250%, due 05/23/08
         (144A)(b).........................       42,000       2,961,420
                                                         ---------------
       DIVERSIFIED FINANCIAL SERVICES - 0.5%
       Vale Capital, Ltd.
         5.500%, due 06/15/10..............      160,725      10,306,491
                                                         ---------------
       INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.6%
       NRG Energy, Inc. 4.000%.............          900       1,997,212
       NRG Energy, Inc.
         5.750%, due 03/16/09..............       25,000       9,368,750
                                                         ---------------
                                                              11,365,962
                                                         ---------------
       METALS & MINING - 0.2%
       Freeport McMoRan Copper & Gold, Inc.
         6.750%, due 05/01/10..............       25,000       3,753,125
                                                         ---------------

  ---------------------------------------------------------------------------
  SECURITY                                      SHARES/PAR        VALUE
  DESCRIPTION                                     AMOUNT         (NOTE 2)
  ---------------------------------------------------------------------------

  MULTI-UTILITIES - 0.4%
  PNM Resources, Inc.
    6.750%, due 05/16/08(a)...................       200,000 $     8,080,000
                                                             ---------------
  OIL, GAS & CONSUMABLE FUELS - 0.5%
  Williams Holdings Of Delaware
    5.500%, due 06/01/33......................        65,000      10,895,625
                                                             ---------------
  PHARMACEUTICALS - 0.2%
  Mylan, Inc. 6.500%, due 11/15/10............         4,000       4,065,000
                                                             ---------------
  Total Convertible Preferred Stocks
  (Cost $39,849,998)                                              51,427,623
                                                             ---------------

  ESCROWED SHARES - 0.0%
  HOTELS, RESTAURANTS & LEISURE - 0.0%
  Premier Entertainment Biloxi LLC
    10.750%, due 02/01/12(g)
    (Cost - $0)...............................     3,100,000               0
                                                             ---------------

  SHORT-TERM INVESTMENTS - 27.1%
  State Street Bank & Trust Co.,
    Repurchase Agreement, dated
    12/31/07 at 2.600% to be
    repurchased at $130,038,781 on
    01/02/08 collateralized by
    $128,585,000 FHLB 4.375% due
    09/17/10 with a value of
    $132,621,155.............................. $ 130,020,000     130,020,000
  State Street Navigator Securities Lending
    Prime Portfolio(h)........................   430,320,277     430,320,277
                                                             ---------------
  Total Short-Term Investments
  (Cost $560,340,277)                                            560,340,277
                                                             ---------------

  TOTAL INVESTMENTS - 119.5%
  (Cost $2,456,989,582)                                        2,469,451,382

  Other Assets and Liabilities (net) - (19.5)%                  (401,913,512)
                                                             ---------------

  TOTAL NET ASSETS - 100.0%                                  $ 2,067,537,870
                                                             ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security
(a) All or a portion of security is on loan.
(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $179,592,106 of net assets.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


(c) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(d) Variable or floating rate security. The stated rate represents the rate at December 31, 2007.
(e) Zero coupon bond - Interest rate represents current yield to maturity.
(f) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.
(g) Illiquid securities representing in the aggregate $0 of net assets.
(h) Represents investment of collateral received from securities lending transactions.
FHLB - Federal Home Loan Bank
The following table summarizes the credit composition of the portfolio holdings of the Lord Abbett Bond Debenture Portfolio at December 31, 2007, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                           AAA                            15.89%
                           AA                              0.11
                           A                               4.38
                           BBB                             4.15
                           BB                             17.92
                           B                              40.28
                           Below B                        12.65
                           Equities/Other                  4.62
                                                         ------
                           Total:                        100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

LORD ABBETT BOND DEBENTURE PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $1,909,111,105
   Repurchase Agreement                                                     130,020,000
   Cash                                                                       1,248,290
   Collateral for securities on loan                                        430,320,277
   Receivable for Trust shares sold                                           1,036,272
   Dividends receivable                                                          68,613
   Interest receivable                                                       29,176,632
                                                                         --------------
     Total assets                                                         2,500,981,189
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                      347,146
     Trust shares redeemed                                                    1,435,838
     Distribution and services fees - Class B                                   170,165
     Distribution and services fees - Class E                                     4,791
     Collateral for securities on loan                                      430,320,277
     Investment advisory fee (Note 3)                                           884,566
     Administration fee                                                          10,833
     Custodian and accounting fees                                              104,644
   Accrued expenses                                                             165,059
                                                                         --------------
     Total liabilities                                                      433,443,319
                                                                         --------------
NET ASSETS                                                               $2,067,537,870
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $1,947,404,187
   Accumulated net realized gain                                             24,341,808
   Unrealized appreciation on investments                                    12,461,800
   Undistributed net investment income                                       83,330,075
                                                                         --------------
     Total                                                               $2,067,537,870
                                                                         ==============
NET ASSETS
   Class A                                                               $1,229,000,875
                                                                         ==============
   Class B                                                                  800,693,699
                                                                         ==============
   Class E                                                                   37,843,296
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                   97,337,764
                                                                         ==============
   Class B                                                                   63,858,531
                                                                         ==============
   Class E                                                                    3,013,478
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        12.63
                                                                         ==============
   Class B                                                                        12.54
                                                                         ==============
   Class E                                                                        12.56
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements and Securities
  Lending                                                                $1,896,649,305

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

LORD ABBETT BOND DEBENTURE PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $  3,840,075
   Interest (2)                                                            127,846,536
                                                                          ------------
       Total investment income                                             131,686,611
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          9,801,505
   Administration fees                                                         131,825
   Deferred expense reimbursement                                               70,796
   Custody and accounting fees                                                 124,817
   Distribution fee - Class B                                                1,989,990
   Distribution fee - Class E                                                   57,675
   Transfer agent fees                                                          20,948
   Audit                                                                        30,467
   Legal                                                                        18,695
   Trustee fees and expenses                                                    16,955
   Shareholder reporting                                                       368,956
   Insurance                                                                    23,962
   Other                                                                         7,848
                                                                          ------------
       Total expenses                                                       12,664,439
                                                                          ------------
   Net investment income                                                   119,022,172
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on:
       Investments                                                          42,267,027
                                                                          ------------
   Net realized gain on investments                                         42,267,027
                                                                          ------------
   Net change in unrealized depreciation on:
       Investments                                                         (32,578,093)
                                                                          ------------
   Net change in unrealized depreciation on investments                    (32,578,093)
                                                                          ------------
   Net realized and change in unrealized gain on investments                 9,688,934
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $128,711,106
                                                                          ============

---------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $      7,452
(2)Interest income includes securities lending income of:                    1,235,919

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

LORD ABBETT BOND DEBENTURE PORTFOLIO
                                                                                Year Ended      Year Ended
                                                                               December 31,    December 31,
                                                                                   2007            2006
                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                     $  119,022,172  $   98,012,450
    Net realized gain on investments                                              42,267,027      13,509,202
    Net change in unrealized appreciation (depreciation) on investments          (32,578,093)     41,735,574
                                                                              --------------  --------------
    Net increase in net assets resulting from operations                         128,711,106     153,257,226
                                                                              --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
       Class A                                                                   (64,317,957)    (66,714,042)
       Class B                                                                   (40,713,127)    (48,111,532)
       Class E                                                                    (2,056,674)     (2,402,380)
    From net realized gains
       Class A                                                                    (1,483,303)             --
       Class B                                                                      (982,014)             --
       Class E                                                                       (48,695)             --
                                                                              --------------  --------------
    Net decrease in net assets resulting from distributions                     (109,601,770)   (117,227,954)
                                                                              --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
    Proceeds from shares sold
       Class A                                                                   370,354,362     301,777,898
       Class B                                                                   123,475,761      72,840,849
       Class E                                                                    12,023,208       4,228,603
    Net asset value of shares issued through acquisition
       Class A                                                                            --     100,219,524
       Class B                                                                    27,175,078              --
       Class E                                                                            --              --
    Net asset value of shares issued through dividend reinvestment
       Class A                                                                    65,801,260      66,714,042
       Class B                                                                    41,695,141      48,111,532
       Class E                                                                     2,105,369       2,402,380
    Cost of shares repurchased
       Class A                                                                  (277,006,769)   (285,485,123)
       Class B                                                                  (165,438,325)    (75,533,472)
       Class E                                                                   (13,749,497)     (5,365,456)
                                                                              --------------  --------------
    Net increase in net assets from capital share transactions                   186,435,588     229,910,777
                                                                              --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                     205,544,924     265,940,049
    Net assets at beginning of period                                          1,861,992,946   1,596,052,897
                                                                              --------------  --------------
    Net assets at end of period                                               $2,067,537,870  $1,861,992,946
                                                                              ==============  ==============
    Net assets at end of period includes undistributed net investment income  $   83,330,075  $   68,350,540
                                                                              ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                CLASS A
LORD ABBETT BOND DEBENTURE PORTFOLIO                                   ------------------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                       ------------------------------------------------------
                                                                           2007         2006        2005       2004       2003
                                                                       --------     --------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  12.51     $  12.28     $12.63     $12.04     $10.24
                                                                       --------     --------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................     0.77 (a)     0.71 (a)   0.75 (a)   0.70 (a)   0.73 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................     0.07         0.39      (0.52)      0.31       1.27
                                                                       --------     --------     ------     ------     ------
Total from Investment Operations......................................     0.84         1.10       0.23       1.01       2.00
                                                                       --------     --------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................    (0.70)       (0.87)     (0.58)     (0.42)     (0.20)
Distributions from Net Realized Capital Gains.........................    (0.02)          --         --         --         --
                                                                       --------     --------     ------     ------     ------
Total Distributions...................................................    (0.72)       (0.87)     (0.58)     (0.42)     (0.20)
                                                                       --------     --------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $  12.63     $  12.51     $12.28     $12.63     $12.04
                                                                       ========     ========     ======     ======     ======
TOTAL RETURN                                                               6.85%        9.35%      1.81%      8.43%     19.52%
Ratio of Expenses to Average Net Assets**.............................     0.53%        0.56%      0.56%      0.63%      0.70%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................     0.54%(b)      N/A        N/A        N/A       0.67%(b)
Ratio of Net Investment Income to Average Net Assets..................     6.11%        5.85%      5.92%      5.65%      6.52%
Portfolio Turnover Rate...............................................     36.0%        36.7%      42.1%      39.8%      36.9%
Net Assets, End of Period (in millions)............................... $1,228.9     $1,059.0     $856.4     $520.3     $234.6

                                                                                                CLASS B
                                                                       ------------------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                       ------------------------------------------------------
                                                                           2007         2006        2005       2004       2003
                                                                       --------     --------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  12.43     $  12.19     $12.54     $11.97     $10.21
                                                                       --------     --------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................     0.73 (a)     0.67 (a)   0.71 (a)   0.69 (a)   0.69 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................     0.07         0.40      (0.52)      0.29       1.46
                                                                       --------     --------     ------     ------     ------
Total from Investment Operations......................................     0.80         1.07       0.19       0.98       2.15
                                                                       --------     --------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................    (0.67)       (0.83)     (0.54)     (0.41)     (0.20)
Distributions from Net Realized Capital Gains.........................    (0.02)          --         --         --      (0.19)
                                                                       --------     --------     ------     ------     ------
Total Distributions...................................................    (0.69)       (0.83)     (0.54)     (0.41)     (0.39)
                                                                       --------     --------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $  12.54     $  12.43     $12.19     $12.54     $11.97
                                                                       ========     ========     ======     ======     ======
TOTAL RETURN                                                               6.55%        9.15%      1.49%      8.17%     19.15%
Ratio of Expenses to Average Net Assets**.............................     0.78%        0.81%      0.81%      0.88%      0.96%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................     0.78%(b)      N/A        N/A        N/A       0.91%(b)
Ratio of Net Investment Income to Average Net Assets..................     5.85%        5.59%      5.65%      5.61%      6.11%
Portfolio Turnover Rate...............................................     36.0%        36.7%      42.1%      39.8%      36.9%
Net Assets, End of Period (in millions)............................... $  800.6     $  765.9     $704.5     $776.0     $758.2

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                              CLASS E
LORD ABBETT BOND DEBENTURE PORTFOLIO                                   --------------------------------------------------
                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                       --------------------------------------------------
                                                                          2007       2006       2005       2004       2003
                                                                       ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $12.44     $12.21     $12.57     $12.00     $10.22
                                                                       ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income.................................................   0.74 (a)   0.69 (a)   0.72 (a)   0.70 (a)   0.70 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   0.08       0.38      (0.52)      0.29       1.28
                                                                       ------     ------     ------     ------     ------
Total from Investment Operations......................................   0.82       1.07       0.20       0.99       1.98
                                                                       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends from Net Investment Income..................................  (0.68)     (0.84)     (0.56)     (0.42)     (0.20)
Distributions from Net Realized Capital Gains.........................  (0.02)        --         --         --         --
                                                                       ------     ------     ------     ------     ------
Total Distributions...................................................  (0.70)     (0.84)     (0.56)     (0.42)     (0.20)
                                                                       ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $12.56     $12.44     $12.21     $12.57     $12.00
                                                                       ======     ======     ======     ======     ======
TOTAL RETURN                                                             6.73%      9.18%      1.60%      8.24%     19.35%
Ratio of Expenses to Average Net Assets**.............................   0.68%      0.71%      0.71%      0.78%      0.86%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.68%(b)    N/A        N/A        N/A       0.81%(b)
Ratio of Net Investment Income to Average Net Assets..................   5.95%      5.69%      5.76%      5.67%      6.10%
Portfolio Turnover Rate...............................................   36.0%      36.7%      42.1%      39.8%      36.9%
Net Assets, End of Period (in millions)............................... $ 37.8     $ 37.1      $35.1      $35.2      $22.8

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Lord Abbett Bond Debenture Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2007, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                            Expiring
           Portfolio                              Total    12/31/2008
           ---------                            ---------- ----------

           Lord Abbett Bond Debenture Portfolio $4,311,256 $4,311,256

Lord Abbett Bond Debenture Portfolio acquired losses of $19,627,064 in the merger with Loomis High Yield Fund on April 26, 2002, which are subject to an annual limitation of $3,688,483.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

I. CREDIT AND MARKET RISK - The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Portfolio has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At December 31, 2007, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities with an aggregate value of $253,607,756 (representing 12% of the Portfolio's total assets).

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lord, Abbett & Co. LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                      Management Fees
                                     earned by Manager
                                     for the year ended
Portfolio                            December 31, 2007  % per annum   Average Daily Net Assets
---------                            ------------------ ----------- ----------------------------

Lord Abbett Bond Debenture Portfolio     $9,801,505        0.60%    First $250 Million

                                                           0.55%    $250 Million to $500 Million

                                                           0.50%    $500 Million to $1 Billion

                                                           0.45%    Over $1 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

On April 27, 2007, the Lord Abbett America's Value Portfolio was acquired by the Portfolio and Lord Abbett Mid-Cap Value Portfolio as described in Note 8. As a result of the acquisition, the Manager was entitled to a subsidy amount of $70,796, which was repaid by the Portfolio during the year ended December 31, 2007.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                  Shares Issued   Shares Issued
                                                  in Connection      Through                 Net Increase
                           Beginning    Shares   with Acquisition   Dividend      Shares      in Shares     Ending
                            Shares       Sold        (Note 8)     Reinvestment  Repurchased  Outstanding    Shares
-                          ---------- ---------- ---------------- ------------- -----------  ------------ ----------

Lord Abbett Bond Debenture
  Portfolio

 Class A

 12/31/2007                84,678,506 29,600,819           --       5,332,355   (22,273,916)  12,659,258  97,337,764
 12/31/2006                69,757,308 24,775,781    8,485,998       5,663,331   (24,003,912)  14,921,198  84,678,506

 Class B

 12/31/2007                61,631,213  9,949,459    2,211,154       3,398,137   (13,331,432)   2,227,318  63,858,531
 12/31/2006                57,782,647  6,012,269           --       4,101,580    (6,265,283)   3,848,566  61,631,213

 Class E

 12/31/2007                 2,983,799    965,052           --         171,447    (1,106,820)      29,679   3,013,478
 12/31/2006                 2,877,504    348,709           --         204,632      (447,046)     106,295   2,983,799

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                               Purchases                        Sales
                                     ------------------------------ ------------------------------
                                     U.S. Government Non-Government U.S. Government Non-Government
                                     --------------- -------------- --------------- --------------

Lord Abbett Bond Debenture Portfolio  $307,447,677    $591,897,830   $171,867,596    $506,805,035

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                        Federal        Gross         Gross
                                       Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                 Cost      Appreciation (Depreciation)  Appreciation
---------                            -------------- ------------ -------------- --------------

Lord Abbett Bond Debenture Portfolio $2,458,503,722 $82,702,685   $(71,755,025)  $10,947,660

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                    Value of    Value of
                                       Value of       Cash      Non-Cash      Total
                                      Securities   Collateral  Collateral*  Collateral
                                     ------------ ------------ ----------- ------------

Lord Abbett Bond Debenture Portfolio $427,573,517 $430,320,277 $6,225,000  $436,545,277

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                          Ordinary Income      Long-Term Capital Gain           Total
                                     ------------------------- ---------------------- -------------------------
                                         2007         2006        2007        2006        2007         2006
                                     ------------ ------------   ----------   ----    ------------ ------------

Lord Abbett Bond Debenture Portfolio $107,087,758 $117,227,954 $2,514,012     $--     $109,601,770 $117,227,954

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                     Undistributed Undistributed     Net
                                       Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                        Income         Gain      Appreciation   and Deferrals       Total
                                     ------------- ------------- ------------ ------------------ ------------

Lord Abbett Bond Debenture Portfolio  $83,910,497   $29,586,781  $10,947,660     $(4,311,256)    $120,133,682

8. ACQUISITIONS

On May 1, 2006, Lord Abbett Bond Debenture Portfolio ("Bond Debenture") acquired all of the net assets of Convertible Securities Portfolio, a series of The Travelers Series Trust ("Convertible Securities"), pursuant to a plan of reorganization approved by Convertible Securities shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 8,485,998 Class A shares of Bond Debenture (valued at $100.2 million) in exchange for the 8,068,461 Class A shares of Convertible Securities outstanding on April 28, 2006. Convertible Securities Class A net assets at that date ($100.2 million), including $6,800,593 of unrealized appreciation were combined with those of Bond Debenture Class A. The cost of securities acquired in the tax-free exchange by Bond Debenture from Convertible Securities was $93,008,142. The aggregate Class A net assets of Bond Debenture and Convertible Securities immediately before the acquisition were $981,050,225 and $100,219,524, respectively. The aggregate Class A net assets of Bond Debenture immediately after the acquisition were $1,081,269,749.

As of the close of business on April 27, 2007, Lord Abbett Bond Debenture Portfolio ("Bond Debenture") acquired 27% of the net assets of Lord Abbett America's Value Portfolio ("America"), a series of Met Investors Series Trust, pursuant to a plan of reorganization approved by America shareholders on April 24, 2007. The acquisition was accomplished by a taxable exchange of 2,211,154 Class B shares of Bond Debenture in exchange for 1,770,569 Class B shares of America outstanding on April 27, 2007. The aggregate Class B net assets of Bond Debenture and America immediately before the acquisition were $785,793,046 and $27,175,078, respectively. The aggregate Class B net assets of Bond Debenture immediately after the acquisition were $812,968,124.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Lord Abbett Bond Debenture Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Bond Debenture Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 29, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Lord Abbett & Co. LLC (the "Lord Abbett Adviser") for investment advisory services in connection with the investment management for the Lord Abbett Bond Debenture Portfolio ("Lord Abbett Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the Lord Abbett Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Lord Abbett Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Lord Abbett Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the Lord Abbett Portfolio within its performance universe. The Board took into account that the Lord Abbett Portfolio ranked above the median and the Lipper index for both of the one- and three-year periods, respectively. The Board noted that the Lord Abbett Portfolio ranked below the median and the Lipper index for the five-year period. The Board considered the analysis provided in the B-M Report demonstrating that the Lord Abbett Portfolio ranked above the Credit Suisse High Yield benchmark return for the one-year period, and below the Credit Suisse High Yield benchmark return for both the three- and five-year periods. The Board also considered that the Lord Abbett Portfolio outperformed its Morningstar High Yield category for one- and ten-year periods ending June 30, 2007, and was below its Morningstar High Yield category for the three- and five-year periods ending June 30, 2007. The Board noted the Portfolio's more recent performance and also that the Portfolio's overall performance is favorable over the longer period of the Portfolio's performance history. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Lord Abbett Portfolio's performance was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Lord Abbett Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Lord Abbett Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the Lord Abbett Portfolio's actual management fees were below the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Lord Abbett Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Lord Abbett Portfolio's contractual management fees were below the normalized median of the expense group at the Lord Abbett Portfolio's current size. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Lord Abbett Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Lord Abbett Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Lord Abbett Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Lord Abbett Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Lord Abbett Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Lord Abbett Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Lord Abbett Adviser's ability to perform under its Advisory Agreement. These factors included: the Lord Abbett Adviser's financial condition; the Lord Abbett Adviser's current level of staffing and its overall resources, as well as its compensation program; the Lord Abbett Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Lord Abbett Adviser's management style and long-term performance record with respect to the Lord Abbett Portfolio; and the Lord Abbett Portfolio's performance record. With respect to the Lord Abbett Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Lord Abbett Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Lord Abbett Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Lord Abbett Adviser's investment process and philosophy. The Board considered that the Lord Abbett Adviser's responsibilities include the development and maintenance of an investment program for the Lord Abbett Portfolio which is consistent with the Lord Abbett Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Lord Abbett Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Lord Abbett Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Lord Abbett Adviser's estimated profitability from its relationship with the Lord Abbett Portfolio as described below and possible economies of scale. With respect to the Lord Abbett Portfolio, the Board also compared the subadvisory fees paid to fees charged by the Lord Abbett Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. The Board noted that the Trust's subadvisory fees are generally in line with or lower than comparable funds and subadvised portfolios. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Lord Abbett Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Lord Abbett Adviser of its relationship with the Lord Abbett Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received fund specific data with regard to the profitability of the Lord Abbett Portfolio. The Board analyzed the reasonableness of the profitability of the Lord Abbett Adviser and found no indication of excessive profitability. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length than and that the advisory fee was paid by the Manager on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Lord Abbett Adviser and its affiliates by virtue of the Lord Abbett Adviser's relationship to the Lord Abbett Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Lord Abbett Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Lord Abbett Adviser, the Board determined approval of the Advisory Agreement for the Lord Abbett Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Lord Abbett Portfolio.

                          MET INVESTORS SERIES TRUST


                                  Lord Abbett
                          Growth and Income Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO             FOR THE YEAR ENDED 12/31/07
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

For the year ended December 31, 2007, the Portfolio had returns of 4.01% and 3.72% for Class A and B Shares, respectively, versus 5.49% for its benchmark, the S&P 500(R) Index./1/

PORTFOLIO REVIEW

The most significant detractor from relative performance was stock selection within the technology sector, as the portfolio lacked exposure to Apple Computer, a holding that benefited from strong existing product lines and successful product launches. In addition, stock selection within the consumer discretionary sector hurt relatively. Internet services provider IAC/InterActive experienced weakness in two major business segments.
Despite surpassing earnings expectations for each quarter of 2007, rental car company Hertz also underperformed for the year, troubled by higher gasoline prices and a possible slowdown in air travel. The portfolio's lack of position in Google was another notable detractor.

Stock selection within the materials and processing sector was the largest contributor, as Monsanto benefited nicely from strong demand for corn seed, at least partially due to an increased interest in corn-based ethanol. Other notable contributors within the sector were Freeport-McMoRan and Barrick Gold, mining companies that benefited from strong global demand and higher commodity prices driven by the weak U.S. dollar. Stock selection within the financial services sector also aided relative performance, with Bank of New York Mellon outperforming its peers. The preeminent provider of fiduciary and securities services advanced nicely this year, owing to the positive synergies resulting from its July merger and its lack of exposure to sub-prime mortgages.

The Portfolio is actively managed and therefore its holdings and weightings of particular issuer or particular sector as a percentage of portfolio assets are subject to change.

MARKET ENVIRONMENT/CONDITIONS

The equity market, as measured by the S&P 500(R) Index/,/ gained a total return of 5.49% in 2007, despite a notable rise in volatility, which included three significant corrections. The first correction occurred in February and March, when the S&P 500 (with dividends reinvested) dropped nearly 6% due to a sharp sell-off that began in the Shanghai stock index. Fortunately, the sell-off proved to be short-lived, with the market ultimately establishing a new all-time high in July. The euphoria did not last long, however, as the market's second major correction, which knocked the index down more than 9%, began in mid-July. With a little help from the Federal Reserve Board's interest-rate cuts, the market recovered yet again and set another record high in early October, only to stumble again late in November by 10%--the first drop of that magnitude in four and a half years. The year ended with a decline in December--the first December sell-off in five years.

The surge in volatility was caused by several factors. Relative to other securities, namely Treasury bonds, equities were substantially undervalued. And with the financial system awash with money (M2 expanded at its fastest pace in four years) there was plenty of liquidity to drive equity prices higher. However, the crisis in the sub-prime mortgage market increased the uncertainty surrounding the future of earnings growth, which in turn caused investors to demand a higher risk premium in order to own equities. Combined, these factors created a seesaw-effect in the market.

Like the equity market, the economy progressed at an uneven pace during 2007. Held back by further declines in residential fixed investment, an expanding trade deficit, and a drop-off in inventory investment, the first quarter grew a paltry .6%. In stepwise fashion the pace of economic activity rebounded in the second and third quarters, delivering growth of 3.8% and 4.9%, respectively. The momentum did not last long though. The pace of economic activity moderated significantly in the fourth quarter (to less than 2%) as banks--burdened by a deterioration in their balance sheets--tightened lending standards while a constant wave of negative news sapped both business and consumer sentiment. For the full year, the economy grew 2.7%, down only marginally from 2.9% in 2006.

CURRENT OUTLOOK/STRATEGY

Because of their sheer size, strong balance sheets, and experienced management, large cap stocks tend to be less volatile than small or mid cap stocks. After several years of relative underperformance, we believe large caps are likely to do well going forward. From an investment standpoint, we continue to seek undervalued companies that are under-earning their long-term potential, as long as we are able to identify positive fundamental catalysts that we believe will cause those earnings to move back toward normalized levels. We continue to find many attractive investment opportunities across several industry groups and have structured our portfolios accordingly.

Technology continues to be a significant weight, but we reduced the Fund's weighting of the sector meaningfully during the quarter by eliminating positions in the semiconductor and communications industries, and reducing exposure to the computer area. The Fund continues to overweight the consumer staples sector, with a focus on stable earners in areas such as soft drinks, grocery stores, and foods, which can grow earnings in a slowing economic environment through new products and/or restructuring. The overweight position in health care was increased somewhat during the quarter, with the addition of new positions.

We continue to underweight the financial services sector, as issues within the sub-prime mortgage market continue to burden the sector. Because loan problems are still working their way through the system, we have added only to select positions on significant price weakness. We remain underweight the integrated oils sector, as crude oil prices remain above long-term normalized levels and current earnings levels are not sustainable, in our opinion.

--------
/1 /The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO             FOR THE YEAR ENDED 12/31/07
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



ELI M. SALZMANN, Director of Large Cap Value Equity Management
LORD, ABBETT & CO. LLC

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    Exxon Mobil Corp.               4.94%
                    ----------------------------------------
                    Bank of New York Mellon Corp.   4.46%
                    ----------------------------------------
                    General Electric Co.            4.12%
                    ----------------------------------------
                    IAC/InterActiveCorp.            2.66%
                    ----------------------------------------
                    Fannie Mae                      2.63%
                    ----------------------------------------
                    AT&T, Inc.                      2.58%
                    ----------------------------------------
                    JPMorgan Chase & Co.            2.55%
                    ----------------------------------------
                    Abbott Laboratories             2.48%
                    ----------------------------------------
                    Kraft Foods, Inc.--Class A      2.31%
                    ----------------------------------------
                    Microsoft Corp.                 2.29%
                    ----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                     [CHART]

Non-Cyclical         24.9%
Financials           22.4%
Energy                9.9%
Communications        9.7%
Industrials           8.9%
Technology            8.7%
Cyclical              5.6%
Basic Materials       5.4%
Utilities             4.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO             FOR THE YEAR ENDED 12/31/07
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


              LORD ABBETT GROWTH AND INCOME PORTFOLIO MANAGED BY
                LORD, ABBETT & CO. LLC VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                      Fund              S&P 500
                     -------            --------
    12/31/1997      $10,000             $10,000
    12/31/1998       11,289              12,858
    12/31/1999       13,159              15,562
    12/31/2000       15,090              14,143
    12/31/2001       14,219              12,462
    12/31/2002       11,667               9,707
    12/31/2003       15,291              12,494
    12/31/2004       17,269              13,852
    12/31/2005       17,905              14,532
    12/31/2006       21,131              16,829
    12/31/2007       21,979              17,753



    ----------------------------------------------------------------
                                   Average Annual Return/2/
                                (for the year ended 12/31/07)
    ----------------------------------------------------------------
                                                           Since
                           1 Year 3 Year 5 Year 10 Year Inception/3/
    ----------------------------------------------------------------
    Lord Abbett Growth and
    Income
--  Portfolio--Class A     4.01%  8.37%  13.50%  8.20%    11.86%
    Class B                3.72%  8.10%  13.22%     --     7.46%
    ----------------------------------------------------------------
- - S&P 500(R) Index/1/    5.49%  8.62%  12.83%  5.91%    10.64%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31,2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
LORD ABBETT GROWTH AND INCOME PORTFOLIO     ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  984.30        $2.60
  Hypothetical (5% return before expenses)     1,000.00      1,022.58         2.65
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $  983.20        $3.80
  Hypothetical (5% return before expenses)     1,000.00      1,021.37         3.87
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.52% and 0.76% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 97.1%
        AEROSPACE & DEFENSE - 0.6%
        Northrop Grumman Corp................     6,934 $       545,290
        Rockwell Collins, Inc................   309,377      22,265,862
                                                        ---------------
                                                             22,811,152
                                                        ---------------
        AIR FREIGHT & LOGISTICS - 0.7%
        United Parcel Service, Inc. - Class B   406,600      28,754,752
                                                        ---------------
        AIRLINES - 1.0%
        Delta Air Lines, Inc.*(a)............ 2,829,100      42,125,299
                                                        ---------------
        AUTOMOBILES - 0.2%
        General Motors Corp.(a)..............   255,255       6,353,297
                                                        ---------------
        BEVERAGES - 4.3%
        Coca-Cola Co......................... 1,375,428      84,410,016
        Coca-Cola Enterprises, Inc.(a)....... 3,618,852      94,198,718
                                                        ---------------
                                                            178,608,734
                                                        ---------------
        BIOTECHNOLOGY - 0.8%
        Amgen, Inc.*.........................   686,200      31,867,128
                                                        ---------------
        CAPITAL MARKETS - 7.9%
        Bank of New York Mellon Corp......... 3,797,220     185,152,447
        Charles Schwab Corp. (The)........... 1,894,128      48,394,970
        Merrill Lynch & Co., Inc.............   919,800      49,374,864
        Morgan Stanley.......................   841,895      44,713,044
                                                        ---------------
                                                            327,635,325
                                                        ---------------
        CHEMICALS - 2.4%
        Monsanto Co..........................   612,170      68,373,267
        Praxair, Inc.........................   365,974      32,465,554
                                                        ---------------
                                                            100,838,821
                                                        ---------------
        COMMERCIAL BANKS - 3.4%
        Marshall & Ilsley Corp...............   321,418       8,511,149
        PNC Financial Services Group, Inc....   626,600      41,136,290
        SunTrust Banks, Inc..................   387,630      24,222,999
        Wells Fargo & Co..................... 2,177,265      65,731,630
                                                        ---------------
                                                            139,602,068
                                                        ---------------
        COMMERCIAL SERVICES & SUPPLIES - 0.3%
        Waste Management, Inc................   426,516      13,934,278
                                                        ---------------
        COMMUNICATIONS EQUIPMENT - 2.1%
        Cisco Systems, Inc.*.................   279,200       7,557,944
        Corning, Inc.........................   671,800      16,116,482
        Juniper Networks, Inc.*.............. 1,033,800      34,322,160
        Motorola, Inc........................    14,600         234,184
        QUALCOMM, Inc........................   783,800      30,842,530
                                                        ---------------
                                                             89,073,300
                                                        ---------------
        COMPUTERS & PERIPHERALS - 3.9%
        Hewlett-Packard Co................... 1,550,300      78,259,144
        Sun Microsystems, Inc.*.............. 4,614,566      83,662,082
                                                        ---------------
                                                            161,921,226
                                                        ---------------

        -------------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        -------------------------------------------------------------------

        CONSUMER FINANCE - 0.2%
        American Express Co...................   181,500 $     9,441,630
        Discover Financial Services...........     6,050          91,234
                                                         ---------------
                                                               9,532,864
                                                         ---------------
        DIVERSIFIED FINANCIAL SERVICES - 4.3%
        Citigroup, Inc........................ 2,476,730      72,914,931
        JPMorgan Chase & Co................... 2,424,451     105,827,286
                                                         ---------------
                                                             178,742,217
                                                         ---------------
        DIVERSIFIED TELECOMMUNICATION SERVICES - 3.2%
        AT&T, Inc............................. 2,577,855     107,135,654
        Embarq Corp...........................       575          28,480
        Verizon Communications, Inc...........   586,990      25,645,593
                                                         ---------------
                                                             132,809,727
                                                         ---------------
        ELECTRIC UTILITIES - 2.9%
        FPL Group, Inc........................   487,390      33,035,294
        PPL Corp.(a)..........................   854,274      44,499,133
        Progress Energy, Inc.(a)..............   909,647      44,054,204
                                                         ---------------
                                                             121,588,631
                                                         ---------------
        ELECTRICAL EQUIPMENT & SERVICES - 1.9%
        Emerson Electric Co................... 1,369,266      77,582,612
                                                         ---------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
        Avnet, Inc.*..........................   117,000       4,091,490
                                                         ---------------
        ENERGY EQUIPMENT & SERVICES - 1.2%
        Schlumberger, Ltd.....................   375,479      36,935,869
        Smith International, Inc..............   179,900      13,285,615
                                                         ---------------
                                                              50,221,484
                                                         ---------------
        FOOD & STAPLES RETAILING - 4.7%
        CVS Caremark Corp..................... 1,487,126      59,113,259
        Kroger Co. (The)...................... 1,251,475      33,426,897
        Safeway, Inc..........................   229,100       7,837,511
        SUPERVALU, Inc........................ 1,561,208      58,576,524
        Wal-Mart Stores, Inc..................   738,622      35,106,704
                                                         ---------------
                                                             194,060,895
                                                         ---------------
        FOOD PRODUCTS - 4.5%
        Archer-Daniels-Midland Co............. 1,384,600      64,286,978
        General Mills, Inc....................   221,500      12,625,500
        Kraft Foods, Inc. - Class A........... 2,937,861      95,862,404
        Wm. Wrigley Jr. Co....................   264,300      15,474,765
                                                         ---------------
                                                             188,249,647
                                                         ---------------
        HOTELS, RESTAURANTS & LEISURE - 0.2%
        Carnival Corp.........................   189,000       8,408,610
                                                         ---------------
        HOUSEHOLD PRODUCTS - 2.5%
        Colgate-Palmolive Co..................   258,200      20,129,272
        Procter & Gamble Co. (The)............ 1,139,747      83,680,225
                                                         ---------------
                                                             103,809,497
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       INDUSTRIAL CONGLOMERATES - 4.3%
       3M Co..................................    84,100 $     7,091,312
       General Electric Co.................... 4,617,715     171,178,695
                                                         ---------------
                                                             178,270,007
                                                         ---------------
       INSURANCE - 3.4%
       ACE, Ltd.(a)...........................    13,900         858,742
       Allstate Corp. (The)...................    15,100         788,673
       American International Group, Inc......   581,782      33,917,891
       Aon Corp............................... 1,323,600      63,122,484
       Hartford Financial Services Group, Inc.
         (The)................................   180,000      15,694,200
       Prudential Financial, Inc..............   289,700      26,953,688
                                                         ---------------
                                                             141,335,678
                                                         ---------------
       INTERNET & CATALOG RETAIL - 2.7%
       IAC/InterActiveCorp.*(a)............... 4,113,285     110,729,632
                                                         ---------------
       INTERNET SOFTWARE & SERVICES - 0.4%
       Yahoo!, Inc.*(a).......................   685,700      15,949,382
                                                         ---------------
       IT SERVICES - 0.4%
       Paychex, Inc...........................    82,200       2,977,284
       Western Union Co.......................   575,600      13,975,568
                                                         ---------------
                                                              16,952,852
                                                         ---------------
       MACHINERY - 0.8%
       Caterpillar, Inc.......................   140,230      10,175,089
       Deere & Co.............................    11,600       1,080,192
       Eaton Corp.............................   227,133      22,020,544
                                                         ---------------
                                                              33,275,825
                                                         ---------------
       MEDIA - 1.1%
       Idearc, Inc.(a)........................       667          11,713
       News Corp. - Class B(a)................   801,342      17,028,517
       Time Warner, Inc....................... 1,755,916      28,990,173
                                                         ---------------
                                                              46,030,403
                                                         ---------------
       METALS & MINING - 2.9%
       Barrick Gold Corp...................... 1,606,442      67,550,886
       Companhia Vale do Rio Doce (ADR).......   304,800       9,957,816
       Freeport-McMoRan Copper & Gold, Inc. -
         Class B..............................   404,716      41,459,107
                                                         ---------------
                                                             118,967,809
                                                         ---------------
       MULTI-UTILITIES - 1.4%
       PG&E Corp.(a)..........................   956,201      41,202,701
       Sempra Energy..........................   305,734      18,918,820
                                                         ---------------
                                                              60,121,521
                                                         ---------------
       MULTILINE RETAIL - 0.7%
       Kohl's Corp.*..........................   617,000      28,258,600
                                                         ---------------
       OIL, GAS & CONSUMABLE FUELS - 8.4%
       Chevron Corp...........................   269,100      25,115,103
       Devon Energy Corp......................   276,900      24,619,179
       Exxon Mobil Corp....................... 2,189,900     205,171,731
       Marathon Oil Corp......................   237,700      14,466,422

        ---------------------------------------------------------------
        SECURITY                             SHARES/PAR     VALUE
        DESCRIPTION                            AMOUNT      (NOTE 2)
        ---------------------------------------------------------------

        OIL, GAS & CONSUMABLE FUELS - CONTINUED
        Occidental Petroleum Corp...........    360,100 $    27,724,099
        Spectra Energy Corp.................  1,141,646      29,477,300
        Valero Energy Corp..................    118,800       8,319,564
        XTO Energy, Inc.....................    300,875      15,452,940
                                                        ---------------
                                                            350,346,338
                                                        ---------------

        PHARMACEUTICALS - 7.6%
        Abbott Laboratories.................  1,838,200     103,214,930
        Bristol-Myers Squibb Co.............  1,574,956      41,767,833
        Eli Lilly & Co......................    737,300      39,364,447
        Johnson & Johnson...................      5,500         366,850
        Pfizer, Inc.........................     24,200         550,066
        Schering-Plough Corp................    499,800      13,314,672
        Teva Pharmaceutical Industries, Ltd.
          (ADR).............................  1,827,096      84,923,422
        Wyeth...............................    719,991      31,816,402
                                                        ---------------
                                                            315,318,622
                                                        ---------------
        ROAD & RAIL - 1.1%
        Hertz Global Holdings, Inc.*(a).....  2,979,611      47,346,019
                                                        ---------------
        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.6%
        Altera Corp.........................    809,500      15,639,540
        NVIDIA Corp.*.......................    309,100      10,515,582
                                                        ---------------
                                                             26,155,122
                                                        ---------------
        SOFTWARE - 4.0%
        Microsoft Corp......................  2,675,400      95,244,240
        Oracle Corp.*.......................  3,119,625      70,441,132
                                                        ---------------
                                                            165,685,372
                                                        ---------------
        SPECIALTY RETAIL - 1.1%
        J. Crew Group, Inc.*(a).............    978,673      47,181,825
                                                        ---------------
        THRIFTS & MORTGAGE FINANCE - 2.6%
        Fannie Mae..........................  2,733,539     109,286,889
        Freddie Mac.........................     15,600         531,492
                                                        ---------------
                                                            109,818,381
                                                        ---------------
        TOBACCO - 0.3%
        Altria Group, Inc...................    145,800      11,019,564
                                                        ---------------
        WIRELESS TELECOMMUNICATION SERVICES - 0.0%
        Sprint Nextel Corp..................     11,500         150,995
                                                        ---------------
        Total Common Stocks
        (Cost $3,688,380,762)                             4,035,537,001
                                                        ---------------

        CONVERTIBLE PREFERRED STOCK - 0.3%
        PHARMACEUTICALS - 0.3%
        Mylan, Inc. 6.500%, due 11/15/10
        (Cost - $12,958,000)                     12,958      13,168,568
                                                        ---------------

        ESCROWED SHARES - 0.0%
        COMPUTERS & PERIPHERALS - 0.0%
        ESC Seagate Technology(b)
        (Cost - $0)                          $   10,300              10
                                                        ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

    -------------------------------------------------------------------------
    SECURITY                                      PAR           VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 6.3%
    State Street Bank & Trust Co.,
      Repurchase Agreement, dated
      12/31/07 at 2.600% to be
      repurchased at $134,445,417 on
      01/02/08 collateralized by
      $132,945,000 FHLB at 4.375% due
      09/17/10 with a value of
      $137,118,011........................... $134,426,000 $   134,426,000
    State Street Navigator Securities Lending
      Prime Portfolio(c).....................  126,202,692     126,202,692
                                                           ---------------
    Total Short-Term Investments
    (Cost $260,628,692)                                        260,628,692
                                                           ---------------

    TOTAL INVESTMENTS - 103.7%
    (Cost $3,961,967,454)                                    4,309,334,271
                                                           ---------------

    Other Assets and Liabilities (net) - (3.7)%               (153,807,885)
                                                           ---------------

    TOTAL NET ASSETS - 100.0%                              $ 4,155,526,386
                                                           ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Illiquid securities representing in the aggregate $10 of net assets.
(c) Represents investment of collateral received from securities lending transactions.
ADR - American Depositary Receipt
FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

LORD ABBETT GROWTH AND INCOME PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                           $4,048,705,579
   Repurchase Agreement                                                         134,426,000
   Cash                                                                                 802
   Collateral for securities on loan                                            126,202,692
   Receivable for investments sold                                                  448,051
   Receivable for Trust shares sold                                               1,290,216
   Dividends receivable                                                           3,813,912
   Interest receivable                                                                9,709
                                                                             --------------
      Total assets                                                            4,314,896,961
                                                                             --------------
LIABILITIES
   Payables for:
      Investments purchased                                                      27,828,728
      Trust shares redeemed                                                       2,957,065
      Distribution and services fees--Class B                                       332,308
      Collateral for securities on loan                                         126,202,692
      Investment advisory fee (Note 3)                                            1,734,472
      Administration fee                                                             20,959
      Custodian and accounting fees                                                  84,346
   Accrued expenses                                                                 210,005
                                                                             --------------
      Total liabilities                                                         159,370,575
                                                                             --------------
NET ASSETS                                                                   $4,155,526,386
                                                                             ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                           $3,416,062,705
   Accumulated net realized gain                                                333,413,668
   Unrealized appreciation on investments                                       347,366,817
   Undistributed net investment income                                           58,683,196
                                                                             --------------
      Total                                                                  $4,155,526,386
                                                                             ==============
NET ASSETS
   Class A                                                                   $2,608,849,968
                                                                             ==============
   Class B                                                                    1,546,676,418
                                                                             ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                       90,304,055
                                                                             ==============
   Class B                                                                       53,902,169
                                                                             ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                   $        28.89
                                                                             ==============
   Class B                                                                            28.69
                                                                             ==============

-------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements and Securities Lending $3,701,338,762

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

LORD ABBETT GROWTH AND INCOME PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $  79,644,962
   Interest (2)                                                               4,361,845
                                                                          -------------
       Total investment income                                               84,006,807
                                                                          -------------
EXPENSES:
Investment advisory fee (Note 3)                                             19,893,949
Administration fees                                                             264,881
Custody and accounting fees                                                     253,351
Distribution fee--Class B                                                     4,064,072
Transfer agent fees                                                              14,269
Audit                                                                            29,184
Legal                                                                            18,076
Trustee fees and expenses                                                        17,102
Shareholder reporting                                                           518,459
Insurance                                                                        51,378
Other                                                                             8,663
                                                                          -------------
       Total expenses                                                        25,133,384
       Less broker commission recapture                                        (277,609)
                                                                          -------------
   Net expenses                                                              24,855,775
                                                                          -------------
   Net investment income                                                     59,151,032
                                                                          -------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS
   Net realized gain on:
       Investments                                                          357,792,430
       Futures contracts                                                        188,352
                                                                          -------------
   Net realized gain on investments and futures contracts                   357,980,782
                                                                          -------------
   Net change in unrealized depreciation on:
       Investments                                                         (273,306,230)
                                                                          -------------
   Net change in unrealized depreciation on investments                    (273,306,230)
                                                                          -------------
   Net realized and change in unrealized gain on investments and
       futures contracts                                                     84,674,552
                                                                          -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 143,825,584
                                                                          =============

----------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $     556,359
(2)Interest income includes securities lending income of:                       552,188

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

LORD ABBETT GROWTH AND INCOME PORTFOLIO
                                                                                Year Ended      Year Ended
                                                                               December 31,    December 31,
                                                                                   2007            2006
                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                     $   59,151,032  $   53,166,816
    Net realized gain on investments and futures contracts                       357,980,782     208,968,321
    Net change in unrealized appreciation (depreciation) on investments         (273,306,230)    305,297,425
                                                                              --------------  --------------
    Net increase in net assets resulting from operations                         143,825,584     567,432,562
                                                                              --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                     (23,281,248)    (39,462,221)
     Class B                                                                     (13,684,829)    (18,016,232)
    From net realized gains
     Class A                                                                    (100,717,645)   (173,559,959)
     Class B                                                                     (70,318,294)    (95,632,060)
                                                                              --------------  --------------
    Net decrease in net assets resulting from distributions                     (208,002,016)   (326,670,472)
                                                                              --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
    Proceeds from shares sold
     Class A                                                                     600,379,912     347,527,465
     Class B                                                                     228,007,039     369,741,915
    Net asset value of shares issued through acquisition
     Class A                                                                              --              --
     Class B                                                                              --      27,312,987
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                     123,998,893     213,022,180
     Class B                                                                      84,003,123     113,648,292
    Cost of shares repurchased
     Class A                                                                    (249,192,041)   (506,219,557)
     Class B                                                                    (336,103,245)   (153,391,225)
                                                                              --------------  --------------
    Net increase in net assets from capital share transactions                   451,093,681     411,642,057
                                                                              --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                     386,917,249     652,404,147
    Net assets at beginning of period                                          3,768,609,137   3,116,204,990
                                                                              --------------  --------------
    Net assets at end of period                                               $4,155,526,386  $3,768,609,137
                                                                              ==============  ==============
    Net assets at end of period includes undistributed net investment income  $   58,683,196  $   37,297,863
                                                                              ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                   CLASS A
LORD ABBETT GROWTH AND INCOME PORTFOLIO                                ---------------------------------------------------
                                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                       ---------------------------------------------------
                                                                           2007         2006         2005         2004
                                                                       --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  29.36     $  27.59     $  27.44     $  24.41
                                                                       --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................     0.45 (a)     0.46 (a)     0.40 (a)     0.33 (a)
Net Realized/Unrealized Gain on Investments...........................     0.73         4.22         0.61         2.82
                                                                       --------     --------     --------     --------
Total from Investment Operations......................................     1.18         4.68         1.01         3.15
                                                                       --------     --------     --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................    (0.31)       (0.54)       (0.31)       (0.12)
Distributions from Net Realized Capital Gains.........................    (1.34)       (2.37)       (0.55)          --
                                                                       --------     --------     --------     --------
Total Distributions...................................................    (1.65)       (2.91)       (0.86)       (0.12)
                                                                       --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD........................................ $  28.89     $  29.36     $  27.59     $  27.44
                                                                       ========     ========     ========     ========
TOTAL RETURN                                                               4.01%       18.03%        3.68%       12.92%
Ratio of Expenses to Average Net Assets**.............................     0.51%        0.54%        0.53%        0.57%
Ratio of Expenses to Average Net Assets After Broker Rebates**........      N/A          N/A          N/A          N/A
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................     0.52%        0.54%        0.55%(b)     0.56%(b)
Ratio of Net Investment Income to Average Net Assets..................     1.55%        1.64%        1.46%        1.30%
Portfolio Turnover Rate...............................................     84.1%        50.2%        45.9%        29.7%
Net Assets, End of Period (in millions)............................... $2,608.8     $2,172.1     $1,985.7     $1,867.5

                                                                                                   CLASS B
                                                                       ---------------------------------------------------
                                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                       ---------------------------------------------------
                                                                           2007         2006         2005         2004
                                                                       --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  29.20     $  27.43     $  27.27     $  24.29
                                                                       --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................     0.38 (a)     0.39 (a)     0.33 (a)     0.27 (a)
Net Realized/Unrealized Gain on Investments...........................     0.71         4.20         0.61         2.80
                                                                       --------     --------     --------     --------
Total from Investment Operations......................................     1.09         4.59         0.94         3.07
                                                                       --------     --------     --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................    (0.26)       (0.45)       (0.23)       (0.09)
Distributions from Net Realized Capital Gains.........................    (1.34)       (2.37)       (0.55)          --
                                                                       --------     --------     --------     --------
Total Distributions...................................................    (1.60)       (2.82)       (0.78)       (0.09)
                                                                       --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD........................................ $  28.69     $  29.20     $  27.43     $  27.27
                                                                       ========     ========     ========     ========
TOTAL RETURN                                                               3.72%       17.78%        3.39%       12.65%
Ratio of Expenses to Average Net Assets**.............................     0.76%        0.79%        0.78%        0.82%
Ratio of Expenses to Average Net Assets After Broker Rebates**........      N/A          N/A          N/A          N/A
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................     0.77%        0.79%        0.80%(b)     0.80%(b)
Ratio of Net Investment Income to Average Net Assets..................     1.31%        1.40%        1.21%        1.08%
Portfolio Turnover Rate...............................................     84.1%        50.2%        45.9%        29.7%
Net Assets, End of Period (in millions)............................... $1,546.7     $1,596.5     $1,130.5     $1,282.3

SELECTED PER SHARE DATA FOR THE YEAR ENDED:


LORD ABBETT GROWTH AND INCOME PORTFOLIO                                ---------

                                                                       ---------
                                                                           2003
                                                                       --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  18.86
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................     0.23 (a)
Net Realized/Unrealized Gain on Investments...........................     5.56
                                                                       --------
Total from Investment Operations......................................     5.79
                                                                       --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................    (0.24)
Distributions from Net Realized Capital Gains.........................       --
                                                                       --------
Total Distributions...................................................    (0.24)
                                                                       --------
NET ASSET VALUE, END OF PERIOD........................................ $  24.41
                                                                       ========
TOTAL RETURN                                                              31.06%
Ratio of Expenses to Average Net Assets**.............................     0.62%
Ratio of Expenses to Average Net Assets After Broker Rebates**........     0.61%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................     0.62%(b)
Ratio of Net Investment Income to Average Net Assets..................     1.13%
Portfolio Turnover Rate...............................................     37.0%
Net Assets, End of Period (in millions)............................... $1,167.7


                                                                       ---------

                                                                       ---------
                                                                           2003
                                                                       --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  18.78
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................     0.18 (a)
Net Realized/Unrealized Gain on Investments...........................     5.54
                                                                       --------
Total from Investment Operations......................................     5.72
                                                                       --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................    (0.21)
Distributions from Net Realized Capital Gains.........................       --
                                                                       --------
Total Distributions...................................................    (0.21)
                                                                       --------
NET ASSET VALUE, END OF PERIOD........................................ $  24.29
                                                                       ========
TOTAL RETURN                                                              30.73%
Ratio of Expenses to Average Net Assets**.............................     0.86%
Ratio of Expenses to Average Net Assets After Broker Rebates**........     0.86%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................     0.86%(b)
Ratio of Net Investment Income to Average Net Assets..................     0.87%
Portfolio Turnover Rate...............................................     37.0%
Net Assets, End of Period (in millions)............................... $1,081.0

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Lord Abbett Growth and Income Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2007, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                     Expiring   Expiring    Expiring
Portfolio                                  Total    12/31/2008 12/31/2009  12/31/2010
---------                               ----------- ---------- ----------- ----------

Lord Abbett Growth and Income Portfolio $41,016,125 $3,152,884 $28,690,142 $9,173,099

Lord Abbett Growth and Income Portfolio acquired losses of $61,902,713 in the merger with J.P. Morgan Enhanced Index Portfolio on April 28th, 2003 which are subject to an annual limitation of $5,221,647.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

I. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

temporary substitute for purchasing or selling specific securities. Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lord, Abbett & Co. LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                         Management Fees
                                        earned by Manager
                                        for the year ended
Portfolio                               December 31, 2007  % per annum   Average Daily Net Assets
---------                               ------------------ ----------- ----------------------------

Lord Abbett Growth and Income Portfolio    $19,893,949        0.60%    First $600 Million

                                                              0.55%    $600 Million to $1.1 Billion

                                                              0.50%    $1.1 Billion to $1.5 Billion

                                                              0.45%    Over $1.5 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                                                                        Net
                                                                         Shares Issued               Increase
                                                      Shares Issued in      Through                 (Decrease)
                              Beginning    Shares     Connection with      Dividend      Shares      in Shares    Ending
                               Shares       Sold    Acquisition (Note 8) Reinvestment  Repurchased  Outstanding   Shares
-                             ---------- ---------- -------------------- ------------- -----------  ----------- ----------

Lord Abbett Growth and Income
  Portfolio

 Class A

 12/31/2007                   73,977,334 20,532,746             --         4,295,078    (8,501,103) 16,326,721  90,304,055
 12/31/2006                   71,979,223 12,455,155             --         7,975,372   (18,432,416)  1,998,111  73,977,334

 Class B

 12/31/2007                   54,680,361  7,860,176             --         2,924,900   (11,563,268)   (778,192) 53,902,169
 12/31/2006                   41,220,010 13,717,465      1,016,486         4,270,886    (5,544,486) 13,460,351  54,680,361

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                   Purchase                        Sales
                                        ------------------------------ ------------------------------
                                        U.S. Government Non-Government U.S. Government Non-Government
                                        --------------- -------------- --------------- --------------

Lord Abbett Growth and Income Portfolio       $--       $3,559,028,526       $--       $3,323,806,221

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                           Federal        Gross         Gross
                                          Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                    Cost      Appreciation (Depreciation)  Appreciation
---------                               -------------- ------------ -------------- --------------

Lord Abbett Growth and Income Portfolio $3,968,070,975 $563,285,690 $(222,022,394)  $341,263,296

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                       Value of    Value of
                                          Value of       Cash      Non-Cash      Total
                                         Securities   Collateral  Collateral*  Collateral
                                        ------------ ------------ ----------- ------------

Lord Abbett Growth and Income Portfolio $133,259,524 $126,202,692 $10,034,400 $136,237,092

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                            Ordinary Income      Long-Term Capital Gain             Total
                                        ----------------------- ------------------------- -------------------------
                                           2007        2006         2007         2006         2007         2006
                                        ----------- ----------- ------------ ------------ ------------ ------------

Lord Abbett Growth and Income Portfolio $39,072,034 $59,808,462 $168,929,982 $266,862,010 $208,002,016 $326,670,472

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                        Undistributed Undistributed     Net
                                          Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                           Income         Gain      Appreciation   and Deferrals       Total
                                        ------------- ------------- ------------ ------------------ ------------

Lord Abbett Growth and Income Portfolio  $64,315,254  $349,550,072  $341,263,296    $(15,664,940)   $739,463,682

8. ACQUISITIONS

On May 1, 2006, Lord Abbett Growth and Income Portfolio ("Growth and Income") acquired all of the net assets of Federated Stock Portfolio, a series of The Travelers Series Trust ("Federated Stock"), pursuant to a plan of reorganization approved by Federated Stock shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 1,016,486 Class B shares of Growth and Income (valued at $27.3 million) in exchange for the 1,773,115 Class A shares of Federated Stock outstanding on April 28, 2006. Federated Stock Class A net assets at that date ($27.3 million), including $2,884,780 of unrealized appreciation were combined with those of Growth and Income Class B. The cost of securities acquired in the tax-free exchange by Growth and Income from Federated Stock was $24,155,155. The aggregate Class B net assets of Growth and Income and Class A of Federated Stock immediately before the acquisition were $1,196,462,432 and $27,312,987, respectively. The aggregate Class B net assets of Growth and Income immediately after the acquisition were $1,223,775,419.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lord Abbett Growth and Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Growth and Income Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                               Number of
                                                                                               Portfolios
                                                                                                in Fund
                      Position(s)   Term of Office                                              Complex
Name, Age and          Held with    and Length of           Principal Occupation(s)             overseen   Other Directorships
Address                the Trust     Time Served              During Past 5 Years             by Trustee**   Held by Trustee
-------              -------------- -------------- ------------------------------------------ ------------ -------------------
The Executive
Officers
--------
Jeffrey A. Tupper    Chief           From August   Since October 2006, Assistant Vice             N/A              N/A
(37)                 Financial       2002 to       President, MetLife Group, Inc. Since
                     Officer,        present.      February 2001, Assistant Vice President
                     Treasurer                     of MetLife Investors Insurance
                                                   Company.

Michael K. Farrell   Executive Vice  From August   Since December 2005, Executive Vice            N/A              N/A
(55)                 President       2002 to       President of Metropolitan Life Insurance
                                     present.      Company; since July 2002, Chief
                                                   Executive Officer of MetLife Investors
                                                   Group, Inc. and Met Investors Advisory
                                                   LLC; since April 2001, Chief Executive
                                                   Officer of MetLife Resources and Vice
                                                   President of Metropolitan Life Insurance
                                                   Company; since January 1990, President
                                                   of Michael K. Farrell Associates, Inc.
                                                   (qualified retirement plans for non-
                                                   profit organizations).

Richard C. Pearson   Vice President  From          Since July 2002, President of MetLife          N/A              N/A
(64)                 and Secretary   December      Investors Distribution Company; since
                                     2000 to       January, 2002, Secretary of Met
                                     present.      Investors Advisory LLC; since January
                                                   2001, Senior Vice President, General
                                                   Counsel and Secretary of MetLife
                                                   Investors Group, Inc.; since November
                                                   2000, Vice President, General Counsel
                                                   and Secretary of Met Investors Advisory
                                                   LLC; from 1998 to November 2000,
                                                   President, Security First Group, Inc.

Jeffrey P. Halperin  Chief           From August   Since March 2006, Vice President,              N/A              N/A
(40)                 Compliance      2006 to       Corporate Ethics and Compliance
Metropolitan Life    Officer         present.      Department, MetLife, Inc.; from
Insurance Company                                  October 2002 to March 2006, Assistant
One MetLife Plaza                                  Vice President; from November 2005 to
27-01 Queens Plaza                                 August 2006, Interim Chief Compliance
North                                              Officer, Met Investors Series Trust; Since
Long Island City,                                  April 2007, Chief Compliance Officer,
NY 11101                                           Metropolitan Series Funds; from August
                                                   2006 to April 2007, Interim Chief
                                                   Compliance Officer, Metropolitan Series
                                                   Funds; since August 2006, Chief
                                                   Compliance Officer, Met Investors
                                                   Advisory, LLC and MetLife Advisers, LLC;
                                                   since November 2006, Chief Compliance
                                                   Officer, MetLife Investment Advisors
                                                   Company, LLC.

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Lord Abbett & Co. LLC (the "Lord Abbett Adviser") for investment advisory services in connection with the investment management for the Lord Abbett Growth and Income Portfolio ("Lord Abbett Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the Lord Abbett Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Lord Abbett Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Lord Abbett Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the Lord Abbett Portfolio within its performance universe. The Board took into account that the Lord Abbett Portfolio ranked below the median and the Lipper index for each of the one-, three- and five- year periods, respectively. The Board considered the analysis provided in the B-M Report demonstrating that the Lord Abbett Portfolio ranked above the S&P 500 benchmark return for the three- and five-year periods, and below the S&P 500 benchmark return for the one-year period. The Board also considered that the Lord Abbett Portfolio underperformed relative to its Morningstar High Yield category for each of the one-, three- and five-year periods ending June 30, 2007 and outperformed the Morningstar High Yield category for the ten-year period. The Board took into account management's discussion of the Portfolio's performance. The Board also noted that the Lord Abbett Portfolio demonstrated favorable performance over a longer period of time. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that the Lord Abbett Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Lord Abbett Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Lord Abbett Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the Lord Abbett Portfolio's actual management fees were below the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Lord Abbett Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Lord Abbett Portfolio's contractual management fees were below the normalized median of the expense group at the Lord Abbett Portfolio's current size. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Lord Abbett Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Lord Abbett Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Lord Abbett Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Lord Abbett Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Lord Abbett Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Lord Abbett Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Lord Abbett Adviser's ability to perform under its Advisory Agreement. These factors included: the Lord Abbett Adviser's financial condition; the Lord Abbett Adviser's current level of staffing and its overall resources, as well as its compensation program; the Lord Abbett Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Lord Abbett Adviser's management style and long-term performance record with respect to the Lord Abbett Portfolios; and the Lord Abbett Portfolio's performance record; consideration of the Lord Abbett Adviser's advisory fees under the Advisory Agreement; the profitability of the Lord Abbett Adviser under the Advisory Agreement; possible fall-out benefits to the Lord Abbett Adviser or its affiliates; any possible conflicts of interest; and potential economies of scale. With respect to the Lord Abbett Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Lord Abbett Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Lord Abbett Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Lord Abbett Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Lord Abbett Adviser's investment process and philosophy. The Board considered that the Lord Abbett Adviser's responsibilities include the development and maintenance of an investment program for the Lord Abbett Portfolio which is consistent with the Lord Abbett Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Lord Abbett Adviser's brokerage policies and practices, including the use of affiliated brokers, the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Lord Abbett Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Lord Abbett Adviser's estimated profitability from its relationship with the Lord Abbett Portfolio as described below and possible economies of scale. With respect to the Lord Abbett Portfolio, the Board also compared the subadvisory fees paid to fees charged by the Lord Abbett Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. The Board noted that the Trust's subadvisory fees are generally in line with or lower than comparable funds and subadvised portfolios. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Lord Abbett Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Lord Abbett Adviser of its relationship with the Lord Abbett Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received fund specific data with regard to the profitability of the Lord Abbett Portfolio. The Board analyzed the reasonableness of the profitability of the Lord Abbett Adviser and found no indication of excessive profitability. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability. The Board also took into account, to the extent possible, the revenue and profits derived from affiliated broker transactions.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Lord Abbett Adviser and its affiliates by virtue of the Lord Abbett Adviser's relationship to the Lord Abbett Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Lord Abbett Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Lord Abbett Adviser, the Board determined approval of the Advisory Agreement for the Lord Abbett Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Lord Abbett Portfolio.

                          MET INVESTORS SERIES TRUST


                              Lord Abbett Mid-Cap
                                Value Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                 FOR THE YEAR ENDED 12/31/07
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

For the year ended December 31, 2007, the Portfolio had returns of 0.90% and 0.60% for Class A and B Shares, respectively, versus 5.60% for its benchmark, the Russell Midcap(R) Index./1/

PORTFOLIO REVIEW

For the twelve-month period ended December 31, 2007, the portfolio underperformed with respect to the Russell Midcap(R) Index. The consumer discretionary sector was the largest detractor from performance, hurt by negative stock selection. Shares of OfficeMax fell through the year as the result of disappointment within the retail sector, mainly caused by tough year over year sales comparisons and a shift to lower margin merchandise. Deterioration within the contract segment also negatively impacted the stock. Within the healthcare sector, stock selection also hurt performance. Drug maker, King Pharmaceuticals, sank as the patent for Altace, the company's best selling drug, was invalidated, thus allowing competitors to introduce generic versions much sooner than expected. Stock selection within the utilities sector was another significant detractor during the year. Qwest Communications sold off as many investors were concerned that the new CEO would increase spending on capital expenditures. Within the integrated oils sector, the portfolio's underweight was another detractor as this sector benefited as oil prices surged toward $100 per barrel.

The largest contributor to performance was the portfolio's underweight within the financial services sector, which continues to suffer from housing and credit related troubles. Within the materials and processing sector, the portfolio's relative overweight and positive stock selection were drivers of performance. Mosaic, the world's largest phosphate producer, was a stellar performer throughout the year as it benefited from higher demand and pricing both in the U.S. and overseas. Stock selection within the producer durables sector was another contributor to performance. Cummins, a leading diesel engine manufacturer, has seen shares soar as a result of improved pricing and growing market share as some weaker competitors cannot keep pace with the tighter emissions regulations being introduced globally.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

MARKET ENVIRONMENT/CONDITIONS

The equity market, as measured by the S&P 500(R) Index/2/, gained a total return of 5.49% in 2007, despite a notable rise in volatility, which included three significant corrections. The first correction occurred in February and March, when the S&P 500 (with dividends reinvested) dropped nearly 6% due to a sharp sell-off that began in the Shanghai stock index. Fortunately, the sell-off proved to be short-lived, with the market ultimately establishing a new all-time high in July. The euphoria did not last long, however, as the market's second major correction, which knocked the index down more than 9%, began in mid-July. With a little help from the Federal Reserve Board's interest-rate cuts, the market recovered yet again and set another record high in early October, only to stumble again late in November by 10%--the first drop of that magnitude in four and a half years. The year ended with a decline in December--the first December sell-off in five years.

The surge in volatility was caused by several factors. Relative to other securities, namely Treasury bonds, equities were substantially undervalued. And with the financial system awash with money (M2 expanded at its fastest pace in four years) there was plenty of liquidity to drive equity prices higher. However, the crisis in the subprime mortgage market increased the uncertainty surrounding the future of earnings growth, which in turn caused investors to demand a higher risk premium to own equities. Combined, these factors created a seesaw-effect in the market.

Like the equity market, the economy progressed at an uneven pace during 2007. Held back by further declines in residential fixed investment, an expanding trade deficit, and a drop-off in inventory investment, the first quarter grew a paltry .6%. In stepwise fashion the pace of economic activity rebounded in the second and third quarters, delivering growth of 3.8% and 4.9%, respectively. The momentum did not last long though. The pace of economic activity moderated significantly in the fourth quarter (to less than 2%) as banks--burdened by a deterioration in their balance sheets--tightened lending standards while a constant wave of negative news sapped both business and consumer sentiment. For the full year, the economy grew 2.7%, down only marginally from 2.9% in 2006.

CURRENT OUTLOOK/STRATEGY

2007 ended with extreme volatility as investors dealt with a continuous flow of bad news from financial companies and struggled to find sectors with earnings growth in what has clearly become an "end of cycle" environment. Global commodities in the agricultural and energy sectors have been the clear leaders in the earnings growth department and, with the market narrowing, momentum has pushed these stocks higher while financials and consumer stocks declined. This wide divergence in performance appears to be taking valuations to extremes on both the high and low side. Value investors with a longer time horizon have the opportunity in periods like this to take advantage of excessive pessimism and reposition portfolios for the future.

Over the past year, we actively reduced our positions in materials and producer durables, although strong performance from individual stocks kept the sector weights stable. Exposure to consumer

--------
/1/ The Russell Midcap(R) Index: Measures the performance of the 800 smallest companies in the Russell 1000 Index., which represent approximately 25% of the total market capitalization of the Russell 1000 Index. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/2/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                 FOR THE YEAR ENDED 12/31/07
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


discretionary stocks also declined as several holdings were involved in merger and acquisition activity and others were sold as their catalysts were realized. We initiated investment in several holdings in the health care, consumer staples, and utilities areas. Our portfolio tends to follow valuation in the market, and, as 2008 moves forward, you should expect to see us take advantage of newly created value opportunities.

The chaos currently seen in the financial markets is nothing new. Whether it is sub-prime securitization, internet start-ups, "portfolio insurance" of the 1980's, the "nifty fifty" of the 1970's or the "trusts" of the 1920's, Wall Street seems to have a knack for pushing bad ideas too far. The trail of fallout from investors and companies stretching to make just a little bit more helps to keep us solidly rooted in our conviction that fundamental research, a value orientation and patience are the best tools to work the investing landscape over longer periods of time. Accordingly, we will stick to our discipline and continue to strive for a portfolio of companies that combine attractive valuation with improving prospects.

EDWARD K. VON DER LINDE, Portfolio Manager,
Mid Cap Value Equity Investments
LORD, ABBETT & CO. LLC

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Qwest Communications International, Inc.   3.37%
              ---------------------------------------------------
              McAfee, Inc.                               2.71%
              ---------------------------------------------------
              JDS Uniphase Corp.                         2.67%
              ---------------------------------------------------
              Embarq Corp.                               2.63%
              ---------------------------------------------------
              Northeast Utilities                        2.54%
              ---------------------------------------------------
              R. R. Donnelley & Sons Co.                 2.53%
              ---------------------------------------------------
              Ameren Corp.                               2.49%
              ---------------------------------------------------
              Interpublic Group Cos., Inc.               2.39%
              ---------------------------------------------------
              Mylan Laboratories, Inc.                   2.35%
              ---------------------------------------------------
              Coca-Cola Enterprises, Inc.                2.30%
              ---------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Communications               23.2%
Non-Cyclical                 18.2%
Industrials                  11.9%
Utilities                    10.9%
Cyclical                      9.7%
Basic Materials               8.7%
Energy                        7.4%
Financials                    6.5%
Technology                    3.5%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                 FOR THE YEAR ENDED 12/31/07
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

                LORD ABBETT MID-CAP VALUE PORTFOLIO MANAGED BY
   LORD, ABBETT & CO. LLC VS. S&P MIDCAP(R) 400/CITIGROUP VALUE INDEX/1/ AND
                          RUSSELL MIDCAP(R) INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]
                                                        S&P 400
                                                        Mid Cap/
                                       Russell          CitiGroup
                     Fund              Midcap           Value Index
                    --------           --------        ------------
   12/31/1997        $10,000           $10,000         $10,000
   12/31/1998         10,111            11,011          10,371
   12/31/1999         10,688            13,019          10,098
   12/31/2000         16,339            14,093          12,068
   12/31/2001         16,764            13,301          12,241
   12/31/2002         15,204            11,148          11,087
   12/31/2003         19,180            15,616          14,834
   12/31/2004         23,941            18,772          17,382
   12/31/2005         25,923            21,149          19,255
   12/31/2006         29,163            24,375          22,070
   12/31/2007         29,425            25,740          22,654



    -------------------------------------------------------------
                                Average Annual Return/3/
                             (for the year ended 12/31/07)
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/4/
    -------------------------------------------------------------
    Lord Abbett Mid-Cap
    Value
--  Portfolio--Class A  0.90%   7.11% 14.12% 11.98%    12.05%
          Class B       0.60%   6.83% 13.83%     --    10.18%
    -------------------------------------------------------------
    S&P MidCap(R) 400/
    Citigroup Value
- - Index/1/            2.65%   9.23% 15.36%  8.52%     9.34%
    -------------------------------------------------------------
    Russell Midcap(R)
--  Index/2/            5.60%  11.09% 18.21%  9.91%    10.08%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P MidCap(R) 400/Citigroup Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended Index is constructed by selecting the stocks in each index with high book-to-price ratios. The Indices do not include fees or expenses and are not available for direct investment.

/2/The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $6.3 billion; the median market capitalization was approximately $4.7 billion. The largest company in the Index had a market capitalization of $18.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Midcap(R) Index returns are based on an inception date of 8/20/97. The S&P MidCap(R) 400/Citigroup Value Index returns are based on an inception date of 8/1/97.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
LORD ABBETT MID-CAP VALUE PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  904.90        $3.79
  Hypothetical (5% return before expenses)     1,000.00      1,021.22         4.02
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $  903.50        $4.99
  Hypothetical (5% return before expenses)     1,000.00      1,019.96         5.30
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.79% and 1.04% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ------------------------------------------------------------

          COMMON STOCKS - 97.4%
          AUTO COMPONENTS - 1.4%
          ArvinMeritor, Inc.(a)...............   155,300 $   1,821,669
          Goodyear Tire & Rubber Co. (The)*(a)   184,500     5,206,590
                                                         -------------
                                                             7,028,259
                                                         -------------
          BEVERAGES - 2.3%
          Coca-Cola Enterprises, Inc..........   441,696    11,497,347
                                                         -------------
          BUILDING PRODUCTS - 0.3%
          Owens Corning, Inc.*(a).............    64,400     1,302,168
                                                         -------------
          CHEMICALS - 6.3%
          Chemtura Corp.......................   709,856     5,536,877
          Eastman Chemical Co.................   152,408     9,310,605
          Monsanto Co.........................    34,490     3,852,188
          The Mosaic Co.*.....................   119,727    11,295,045
          Valspar Corp. (The).................    60,500     1,363,670
                                                         -------------
                                                            31,358,385
                                                         -------------
          COMMERCIAL SERVICES & SUPPLIES - 3.6%
          Allied Waste Industries, Inc.*......   483,736     5,330,771
          R. R. Donnelley & Sons Co...........   334,935    12,640,447
                                                         -------------
                                                            17,971,218
                                                         -------------
          COMMUNICATIONS EQUIPMENT - 5.3%
          ADC Telecommunications, Inc.*.......   432,347     6,722,996
          JDS Uniphase Corp.*(a).............. 1,005,038    13,367,005
          Tellabs, Inc.*......................   999,798     6,538,679
                                                         -------------
                                                            26,628,680
                                                         -------------
          CONSTRUCTION & ENGINEERING - 0.9%
          KBR, Inc.*..........................   118,411     4,594,347
                                                         -------------
          CONTAINERS & PACKAGING - 3.4%
          Ball Corp...........................   192,822     8,676,990
          Pactiv Corp.*.......................   305,171     8,126,704
                                                         -------------
                                                            16,803,694
                                                         -------------
          DISTRIBUTORS - 1.8%
          Genuine Parts Co....................   192,061     8,892,424
                                                         -------------
          DIVERSIFIED TELECOMMUNICATION SERVICES - 8.9%
          CenturyTel, Inc.....................   159,672     6,620,001
          Embarq Corp.........................   265,550    13,152,692
          Qwest Communications
            International, Inc. *(a).......... 2,404,226    16,853,624
          Windstream Corp.....................   617,000     8,033,340
                                                         -------------
                                                            44,659,657
                                                         -------------
          ELECTRIC UTILITIES - 2.5%
          Northeast Utilities.................   405,358    12,691,759
                                                         -------------
          ELECTRICAL EQUIPMENT & SERVICES - 1.3%
          Hubbell, Inc. - Class B.............   122,610     6,326,676
                                                         -------------
          ENERGY EQUIPMENT & SERVICES - 3.6%
          Halliburton Co......................   263,529     9,990,384
          Transocean, Inc.....................    55,983     8,013,967
                                                         -------------
                                                            18,004,351
                                                         -------------

            -----------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                       SHARES     (NOTE 2)
            -----------------------------------------------------------

            FOOD & STAPLES RETAILING - 2.8%
            Kroger Co. (The)................   242,011 $   6,464,114
            Safeway, Inc....................   219,210     7,499,174
                                                       -------------
                                                          13,963,288
                                                       -------------
            FOOD PRODUCTS - 2.5%
            Dean Foods Co.(a)...............   207,700     5,371,122
            Smithfield Foods, Inc.*(a)......   249,946     7,228,438
                                                       -------------
                                                          12,599,560
                                                       -------------
            GAS UTILITIES - 0.4%
            Southwest Gas Corp..............    71,396     2,125,459
                                                       -------------
            HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
            Covidien, Ltd...................   100,400     4,446,716
                                                       -------------
            HEALTH CARE PROVIDERS & SERVICES - 1.6%
            Aetna, Inc......................    65,381     3,774,445
            Healthsouth Corp.*(a)...........   205,182     4,308,822
                                                       -------------
                                                           8,083,267
                                                       -------------
            HOTELS, RESTAURANTS & LEISURE - 1.0%
            Brinker International, Inc.(a)..   252,322     4,935,418
                                                       -------------
            HOUSEHOLD DURABLES - 2.8%
            Newell Rubbermaid, Inc..........   223,873     5,793,833
            Snap-On, Inc....................   167,502     8,080,297
                                                       -------------
                                                          13,874,130
                                                       -------------
            INSURANCE - 6.3%
            ACE, Ltd........................    99,288     6,134,013
            Conseco, Inc.*..................   590,540     7,417,182
            PartnerRe, Ltd.(a)..............   113,770     9,389,438
            SAFECO Corp.....................    56,961     3,171,588
            XL Capital, Ltd. - Class A......   104,425     5,253,622
                                                       -------------
                                                          31,365,843
                                                       -------------
            INTERNET SOFTWARE & SERVICES - 0.2%
            Openwave Systems, Inc.(a).......   361,448       939,765
                                                       -------------
            MACHINERY - 3.1%
            Cummins, Inc....................    41,655     5,305,597
            Pentair, Inc....................    45,200     1,573,412
            Timken Co. (The)................   265,169     8,710,802
                                                       -------------
                                                          15,589,811
                                                       -------------
            MEDIA - 6.3%
            Arbitron, Inc.(a)...............   102,183     4,247,747
            Gannett Co., Inc................    14,400       561,600
            Idearc, Inc.(a).................   186,600     3,276,696
            Interpublic Group Cos., Inc.*(a) 1,474,080    11,954,789
            R.H. Donnelley Corp.*(a)........   314,401    11,469,349
                                                       -------------
                                                          31,510,181
                                                       -------------
            MULTI-UTILITIES - 7.6%
            Ameren Corp.....................   229,811    12,458,055
            CMS Energy Corp.(a).............   633,076    11,002,861
            NiSource, Inc...................   607,099    11,468,100
            Puget Energy, Inc...............   117,389     3,219,980
                                                       -------------
                                                          38,148,996
                                                       -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


              ---------------------------------------------------
              SECURITY                                 VALUE
              DESCRIPTION                   SHARES    (NOTE 2)
              ---------------------------------------------------

              MULTILINE RETAIL - 0.9%
              Macy's, Inc.................. 178,789 $   4,625,271
                                                    -------------
              OIL, GAS & CONSUMABLE FUELS - 3.7%
              EOG Resources, Inc........... 122,438    10,927,591
              Range Resources Corp......... 142,164     7,301,543
                                                    -------------
                                                       18,229,134
                                                    -------------
              PAPER & FOREST PRODUCTS - 2.2%
              AbitibiBowater, Inc.(a)...... 272,518     5,616,596
              MeadWestvaco Corp.(a)........ 177,666     5,560,946
                                                    -------------
                                                       11,177,542
                                                    -------------
              PHARMACEUTICALS - 4.2%
              King Pharmaceuticals, Inc.*.. 888,360     9,096,806
              Mylan Laboratories, Inc.(a).. 836,244    11,757,591
                                                    -------------
                                                       20,854,397
                                                    -------------
              SOFTWARE - 6.2%
              Cadence Design Systems, Inc.* 584,915     9,949,404
              McAfee, Inc.*................ 361,651    13,561,913
              Sybase, Inc.*................ 277,580     7,242,062
                                                    -------------
                                                       30,753,379
                                                    -------------
              SPECIALTY RETAIL - 2.2%
              Foot Locker, Inc............. 314,273     4,292,969
              OfficeMax, Inc............... 333,858     6,897,506
                                                    -------------
                                                       11,190,475
                                                    -------------
              TRADING COMPANIES & DISTRIBUTORS - 0.9%
              W.W. Grainger, Inc.(a).......  53,703     4,700,086
                                                    -------------
              Total Common Stocks
              (Cost $509,168,137)                     486,871,683
                                                    -------------

     ----------------------------------------------------------------------
     SECURITY                                      PAR           VALUE
     DESCRIPTION                                  AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 21.8%
     State Street Bank & Trust Co.,
       Repurchase Agreement,
       dated 12/31/07 at 2.600% to be
       repurchased at $13,773,989 on
       01/02/08 collateralized by
       $13,910,000 FHLB at
       4.125% due 04/18/08 with a value of
       $14,049,100............................ $  13,772,000 $  13,772,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................    95,160,683    95,160,683
                                                             -------------
     Total Short-Term Investments
     (Cost $108,932,683)                                       108,932,683
                                                             -------------

     TOTAL INVESTMENTS - 119.2%
     (Cost $618,100,820)                                       595,804,366

     Other Assets and Liabilities (net) - (19.2)%              (95,889,259)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 499,915,107
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions .
FHLB - Federal Home Loan Bank


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

LORD ABBETT MID-CAP VALUE PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                           $486,871,683
   Repurchase Agreement                                                        13,772,000
   Cash                                                                               494
   Collateral for securities on loan                                           95,160,683
   Receivable for Trust shares sold                                                38,269
   Dividends receivable                                                           464,996
   Interest receivable                                                                995
                                                                             ------------
      Total assets                                                            596,309,120
                                                                             ------------
LIABILITIES
   Payables for:
      Trust shares redeemed                                                       657,360
      Distribution and services fees--Class B                                      90,968
      Collateral for securities on loan                                        95,160,683
      Investment advisory fee (Note 3)                                            318,579
      Administration fee                                                            2,822
      Custodian and accounting fees                                                57,274
   Accrued expenses                                                               106,327
                                                                             ------------
      Total liabilities                                                        96,394,013
                                                                             ------------
NET ASSETS                                                                   $499,915,107
                                                                             ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                           $462,182,945
   Accumulated net realized gain                                               57,688,805
   Unrealized depreciation on investments                                     (22,296,454)
   Undistributed net investment income                                          2,339,811
                                                                             ------------
      Total                                                                  $499,915,107
                                                                             ============
NET ASSETS
   Class A                                                                   $ 77,110,424
                                                                             ============
   Class B                                                                    422,804,683
                                                                             ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                      3,914,840
                                                                             ============
   Class B                                                                     21,700,789
                                                                             ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                   $      19.70
                                                                             ============
   Class B                                                                          19.48
                                                                             ============

------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements and Securities Lending $509,168,137

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

LORD ABBETT MID-CAP VALUE PORTFOLIO
INVESTMENT INCOME:
    Dividends (1)                                                                     $  6,778,405
    Interest (2)                                                                           673,104
                                                                                      ------------
       Total investment income                                                           7,451,509
                                                                                      ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                     3,269,897
    Administration fees                                                                     34,608
    Deferred expense reimbursement                                                          90,000
    Custody and accounting fees                                                             47,752
    Distribution fee--Class B                                                              995,362
    Transfer agent fees                                                                      9,049
    Audit                                                                                   29,406
    Legal                                                                                   24,683
    Trustee fees and expenses                                                               15,655
    Shareholder reporting                                                                  159,792
    Insurance                                                                                6,020
    Other                                                                                    6,204
                                                                                      ------------
       Total expenses                                                                    4,688,428
       Less broker commission recapture                                                    (14,318)
                                                                                      ------------
    Net expenses                                                                         4,674,110
                                                                                      ------------
    Net investment income                                                                2,777,399
                                                                                      ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
    Net realized gain on:
       Investments                                                                      75,519,892
       Foreign currency                                                                        749
                                                                                      ------------
    Net realized gain on investments and foreign currency                               75,520,641
                                                                                      ------------
    Net change in unrealized depreciation on:
       Investments                                                                     (93,652,716)
                                                                                      ------------
    Net change in unrealized depreciation on investments                               (93,652,716)
                                                                                      ------------
    Net realized and change in unrealized loss on investments                          (18,132,075)
                                                                                      ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $(15,354,676)
                                                                                      ============

---------------------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                            $        965
(2)Interest income includes securities lending income of:                                  141,243

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

LORD ABBETT MID-CAP VALUE PORTFOLIO
                                                                           Year Ended    Year Ended
                                                                          December 31,  December 31,
                                                                              2007          2006
                                                                         -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   2,777,399  $  2,220,692
   Net realized gain on investments and foreign currency                    75,520,641    31,128,628
   Net change in unrealized appreciation (depreciation) on investments     (93,652,716)    8,408,255
                                                                         -------------  ------------
   Net increase (decrease) in net assets resulting from operations         (15,354,676)   41,757,575
                                                                         -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                  (919,253)     (778,225)
     Class B                                                                (1,700,310)   (1,324,717)
   From net realized gains
     Class A                                                               (12,989,354)   (9,687,781)
     Class B                                                               (35,848,627)  (22,739,424)
                                                                         -------------  ------------
   Net decrease in net assets resulting from distributions                 (51,457,544)  (34,530,147)
                                                                         -------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                                                 3,393,270     1,003,182
     Class B                                                               201,392,802    42,845,402
   Net asset value of shares issued through acquisition
     Class A                                                                        --            --
     Class B                                                                73,473,358            --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                13,908,607    10,466,006
     Class B                                                                37,548,937    24,064,141
   Cost of shares repurchased
     Class A                                                               (24,914,484)  (29,208,483)
     Class B                                                              (101,197,613)  (35,565,717)
                                                                         -------------  ------------
   Net increase in net assets from capital share transactions              203,604,877    13,604,531
                                                                         -------------  ------------
TOTAL INCREASE IN NET ASSETS                                               136,792,657    20,831,959
   Net assets at beginning of period                                       363,122,450   342,290,491
                                                                         -------------  ------------
   Net assets at end of period                                           $ 499,915,107  $363,122,450
                                                                         =============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $   2,339,811  $  2,220,701
                                                                         =============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                              CLASS A
LORD ABBETT MID-CAP VALUE PORTFOLIO                                    --------------------------------------------------
                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                       --------------------------------------------------
                                                                          2007       2006       2005       2004       2003
                                                                       ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $22.79     $22.47     $21.64     $17.80     $14.41
                                                                       ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.16 (a)   0.17 (a)   0.19 (a)   0.17 (a)   0.15 (a)
Net Realized/Unrealized Gain on Investments...........................   0.33       2.44       1.60       4.25       3.62
                                                                       ------     ------     ------     ------     ------
Total from Investment Operations......................................   0.49       2.61       1.79       4.42       3.77
                                                                       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.24)     (0.17)     (0.13)     (0.10)     (0.11)
Distributions from Net Realized Capital Gains.........................  (3.34)     (2.12)     (0.83)     (0.48)     (0.27)
                                                                       ------     ------     ------     ------     ------
Total Distributions...................................................  (3.58)     (2.29)     (0.96)     (0.58)     (0.38)
                                                                       ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $19.70     $22.79     $22.47     $21.64     $17.80
                                                                       ======     ======     ======     ======     ======
TOTAL RETURN                                                             0.90%     12.49%      8.28%     24.82%     26.15%
Ratio of Expenses to Average Net Assets**.............................   0.73%      0.77%      0.76%      0.78%      0.83%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.75%(b)   0.78%      0.76%       N/A       0.82%(b)
Ratio of Net Investment Income to Average Net Assets..................   0.74%      0.80%      0.86%      0.86%      0.98%
Portfolio Turnover Rate...............................................   38.4%      27.8%      26.2%      19.7%      18.8%
Net Assets, End of Period (in millions)...............................  $77.1      $96.8     $113.3     $125.1      $90.8
                                                                                              CLASS B
                                                                       --------------------------------------------------
                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                       --------------------------------------------------
                                                                          2007       2006       2005       2004       2003
                                                                       ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $22.56     $22.28     $21.48     $17.70     $14.35
                                                                       ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.11 (a)   0.12 (a)   0.14 (a)   0.12 (a)   0.11 (a)
Net Realized/Unrealized Gain on Investments...........................   0.31       2.40       1.59       4.22       3.60
                                                                       ------     ------     ------     ------     ------
Total from Investment Operations......................................   0.42       2.52       1.73       4.34       3.71
                                                                       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.16)     (0.12)     (0.10)     (0.08)     (0.09)
Distributions from Net Realized Capital Gains.........................  (3.34)     (2.12)     (0.83)     (0.48)     (0.27)
                                                                       ------     ------     ------     ------     ------
Total Distributions...................................................  (3.50)     (2.24)     (0.93)     (0.56)     (0.36)
                                                                       ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $19.48     $22.56     $22.28     $21.48     $17.70
                                                                       ======     ======     ======     ======     ======
TOTAL RETURN                                                             0.60%     12.18%      8.05%     24.50%     25.87%
Ratio of Expenses to Average Net Assets**.............................   0.98%      1.02%      1.01%      1.03%      1.08%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   1.01%(b)   1.03%      1.02%       N/A       1.06%(b)
Ratio of Net Investment Income to Average Net Assets..................   0.53%      0.56%      0.62%      0.60%      0.73%
Portfolio Turnover Rate...............................................   38.4%      27.8%      26.2%      19.7%      18.8%
Net Assets, End of Period (in millions)............................... $422.8     $266.4     $229.0     $179.1     $100.0

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Lord Abbett Mid-Cap Value Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been performed in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lord, Abbett & Co. LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                     Management Fees
                                    earned by Manager
                                    for the year ended
Portfolio                           December 31, 2007  % per annum   Average Daily Net Assets
---------                           ------------------ ----------- ----------------------------

Lord Abbett Mid-Cap Value Portfolio     $3,269,897         0.70%   First $200 Million

                                                           0.65%   $200 Million to $500 Million

                                                          0.625%   Over $500 Million

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

On April 27, 2007, the Lord Abbett America's Value Portfolio was acquired by the Portfolio and Lord Abbett Bond Debenture Portfolio as described in Note 8. As a result of the acquisition, the Manager was entitled to a subsidy amount of $193,409. The Manager has received $90,000 of such subsidy amount during the year ended December 31, 2007.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                         Shares Issued
                                                         in Connection Shares Issued             Net Increase
                                                             with         Through                 (Decrease)
                                    Beginning   Shares    Acquisition    Dividend      Shares     in Shares     Ending
                                     Shares      Sold      (Note 8)    Reinvestment  Repurchased Outstanding    Shares
-                                   ---------- --------- ------------- ------------- ----------- ------------ ----------

Lord Abbett Mid-Cap Value Portfolio

 Class A

 12/31/2007                          4,246,195   156,716          --       650,239   (1,138,310)   (331,355)   3,914,840
 12/31/2006                          5,043,081    45,815          --       499,571   (1,342,272)   (796,886)   4,246,195

 Class B

 12/31/2007                         11,806,013 9,403,803   3,426,929     1,771,176   (4,707,132)  9,894,776   21,700,789
 12/31/2006                         10,277,705 1,985,000          --     1,158,601   (1,615,293)  1,528,308   11,806,013

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                              Purchases                        Sales
-                                   ------------------------------ ------------------------------
                                    U.S. Government Non-Government U.S. Government Non-Government
-                                   --------------- -------------- --------------- --------------

Lord Abbett Mid-Cap Value Portfolio       $--        $182,808,000        $--        $213,600,044

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                      Federal       Gross         Gross
                                     Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                               Cost     Appreciation (Depreciation) (Depreciation)
---------                           ------------ ------------ -------------- --------------

Lord Abbett Mid-Cap Value Portfolio $618,777,189 $45,355,153   $(68,327,975)  $(22,972,822)

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                  Value of    Value of
                                      Value of      Cash      Non-Cash      Total
                                     Securities  Collateral  Collateral*  Collateral
                                    ------------ ----------- ----------- ------------

Lord Abbett Mid-Cap Value Portfolio $100,991,383 $95,160,683 $8,837,745  $103,998,428

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                       Ordinary Income    Long-Term Capital Gain           Total
-                                   --------------------- ----------------------- -----------------------
                                       2007       2006       2007        2006        2007        2006
-                                   ---------- ---------- ----------- ----------- ----------- -----------

Lord Abbett Mid-Cap Value Portfolio $4,525,861 $4,166,592 $46,931,683 $30,363,555 $51,457,544 $34,530,147

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                    Undistributed Undistributed      Net
                                      Ordinary      Long-Term     Unrealized   Loss Carryforwards
                                       Income         Gain      (Depreciation)   and Deferrals       Total
-                                   ------------- ------------- -------------- ------------------ -----------

Lord Abbett Mid-Cap Value Portfolio  $13,402,292   $47,302,691   $(22,972,821)        $--         $37,732,162

8. ACQUISITIONS

As of the close of business on April 27, 2007, Lord Abbett Mid-Cap Value Portfolio ("Mid-Cap") acquired 73% of the net assets of Lord Abbett America's Value Portfolio ("America"), a series of Met Investors Series Trust, pursuant to a plan of reorganization approved by America shareholders on April 24, 2007. The acquisition was accomplished by a taxable exchange of 3,426,929 Class B shares of Mid-Cap (valued at $73.5 Million) in exchange for 4,787,094 Class B shares of America outstanding on April 27, 2007. The aggregate Class B net assets of Mid-Cap and America immediately before the acquisition were $267,841,421 and $73,473,358, respectively. The aggregate Class B net assets of Mid-Cap immediately after the acquisition were $341,314,779.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Lord Abbett Mid-Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Mid-Cap Value Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Lord Abbett & Co. LLC (the "Lord Abbett Adviser") for investment advisory services in connection with the investment management for the Lord Abbett Mid-Cap Value Portfolio ("Lord Abbett Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the Lord Abbett Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Lord Abbett Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Lord Abbett Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the Lord Abbett Portfolio within its performance universe. The Board took into account that the Lord Abbett Portfolio ranked above the median for the one- and three-year periods, respectively, and below the median for the five-year period. The Board noted that the Lord Abbett Portfolio ranked above the Lipper Index for the one-year period and below the Lipper index for the three- and five-year periods. The Board considered the analysis provided in the B-M Report demonstrating that the Lord Abbett Portfolio ranked above the Russell Midcap benchmark return for the one-year period, and below the Russell Midcap benchmark return for both the three- and five-year periods. The Board noted the Portfolio's strong performance against its peers over the more recent periods. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Lord Abbett Portfolio's performance was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Lord Abbett Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Lord Abbett Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the Lord Abbett Portfolio's actual management fees were below the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Lord Abbett Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Lord Abbett Portfolio's contractual management fees were below the normalized median of the expense group at the Lord Abbett Portfolio's current size. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Lord Abbett Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Lord Abbett Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Lord Abbett Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Lord Abbett Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Lord Abbett Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Lord Abbett Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Lord Abbett Adviser's ability to perform under its Advisory Agreement. These factors included: the Lord Abbett Adviser's financial condition; the Lord Abbett Adviser's current level of staffing and its overall resources, as well as its compensation program; the Lord Abbett Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Lord Abbett Adviser's management style and long-term performance record with respect to the Lord Abbett Portfolio; and the Lord Abbett Portfolio's performance record. With respect to the Lord Abbett Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Lord Abbett Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Lord Abbett Portfolio's performance for the one, three and five year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Lord Abbett Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Lord Abbett Adviser's investment process and philosophy. The Board considered that the Lord Abbett Adviser's responsibilities include the development and maintenance of an investment program for the Lord Abbett Portfolio which is consistent with the Lord Abbett Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Lord Abbett Adviser's brokerage policies and practices, including the use of affiliated brokers, the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Lord Abbett Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Lord Abbett Adviser's estimated profitability from its relationship with the Lord Abbett Portfolio as described below and possible economies of scale. With respect to the Lord Abbett Portfolio, the Board also compared the subadvisory fees paid to fees charged by the Lord Abbett Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. The Board noted that the Trust's subadvisory fees are generally in line with or lower than comparable funds and subadvised portfolios. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Lord Abbett Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Lord Abbett Adviser of its relationship with the Lord Abbett Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received fund specific data with regard to the profitability of the Lord Abbett Portfolio. The Board analyzed the reasonableness of the profitability of the Lord Abbett Adviser and found no indication of excessive profitability. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability. The Board also took into account, to the extent possible, the revenue and profits derived from affiliated broker transactions.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Lord Abbett Adviser and its affiliates by virtue of the Lord Abbett Adviser's relationship to the Lord Abbett Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Lord Abbett Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Lord Abbett Adviser, the Board determined approval of the Advisory Agreement for the Lord Abbett Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Lord Abbett Portfolio.

                          MET INVESTORS SERIES TRUST


                                Met/AIM Capital
                            Appreciation Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
MET/AIM CAPITAL APPRECIATION PORTFOLIO              FOR THE YEAR ENDED 12/31/07
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

For the year ended December 31, 2007, the Portfolio had a return of 11.92% for Class A Shares, versus 5.49% for its primary benchmark, the S&P 500(R) Index/1/. The return for the Portfolio's secondary benchmark, the Russell 1000(R) Growth Index/2/, was 11.81%.

PORTFOLIO REVIEW

The Portfolio benefited from strong contributions to absolute performance from holdings in a variety of sectors, led by industrials, information technology and energy.

The Portfolio outperformed the S&P 500(R) Index largely due to strong stock selection in several sectors, including industrials, telecommunication services and financials. An underweight position in financials holdings, and an overweight position in information technology holdings also contributed to the Portfolio's outperformance.

Underperformance versus the S&P 500(R) Index was largely concentrated in the consumer discretionary and consumer staples sectors.

MARKET ENVIRONMENT/CONDITIONS

Major U.S. equity markets finished the fourth quarter in negative territory as concerns about the credit markets and continued weakness in the housing market weighed heavily on investor sentiment. Large caps, as represented by the Russell Top 200(R) Index, outperformed mid and small caps over the quarter, as represented by the Russell Midcap(R) Index/3/ and the Russell 2000(R) Index/4/, respectively.

In terms of investment style, growth stocks outperformed value stocks, as represented by the Russell 3000(R) Growth Index and the Russell 3000(R) Value Index, respectively. There was wide disparity across the sectors of the stock market, as measured by the S&P 500(R) Index, with utilities and energy returning 7.55% and 4.42%, respectively, while financials and consumer discretionary returned -14.33% and -10.00%, respectively./2/ Foreign stocks, as measured by the MSCI EAFE Index/SM/, returned -1.75% for the quarter but faired better than domestic stocks, as measured by the S&P 500(R) Index, which returned -3.33%.

CURRENT OUTLOOK/STRATEGY

During the year, our investment process led us to increase exposure to the industrials, health care and energy sectors and decrease exposure in the financials and consumer discretionary sectors.

These portfolio changes resulted in a positioning that may benefit from moderate global economic growth, while maintaining significant exposure to defensive growth stocks as the economic cycle shows signs of maturing. Relative to the S&P 500(R) Index, the portfolio is overweight in the information technology, industrials, health care, consumer discretionary and materials sectors. Underweight positions include the financials, consumer staples, energy utilities and telecommunication services sectors.

LANNY SACHNOWITZ, Senior Portfolio Manager
KIRK ANDERSON, Portfolio Manager
GABE BIRDSALL, Portfolio Manager
ROB LLOYD, Portfolio Manager
Assisted by the Large/Multi-Cap Growth Team
A I M CAPITAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------
/1/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock prices times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees and expenses and is not available for direct investment.

/2/ The Russell 1000(R) Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forcasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Russell Midcap(R) Index is an unmanaged index which measures the performances of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 31% of the total market capitalization of the Russell 1000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $6.3 billion; the median market capitalization was approximately $4.7 billion. The largest company in the Index had a market capitalization of $18.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/4/ The Russell 2000(R) Index is an unmanaged index which measures the performances of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $898.3 million; the median market capitalization was approximately $705.4 million. The largest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM CAPITAL APPRECIATION PORTFOLIO              FOR THE YEAR ENDED 12/31/07
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  Apple, Inc.                         3.61%
                  --------------------------------------------
                  Google, Inc.-Class A                3.32%
                  --------------------------------------------
                  Merck & Co., Inc.                   2.57%
                  --------------------------------------------
                  Dell, Inc.                          2.54%
                  --------------------------------------------
                  Amazon.com, Inc.                    2.48%
                  --------------------------------------------
                  Cisco Systems, Inc.                 2.48%
                  --------------------------------------------
                  McDermott International, Inc.       2.42%
                  --------------------------------------------
                  Precision Castparts Corp.           2.39%
                  --------------------------------------------
                  Grant Prideco, Inc.                 2.08%
                  --------------------------------------------
                  Spirit Aerosystems Holdings, Inc.   2.07%
                  --------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Industrials                  25.2%
Non-Cyclical                 21.4%
Technology                   17.2%
Communications               14.0%
Energy                        7.3%
Financials                    6.2%
Cyclical                      4.6%
Basic Materials               4.1%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM CAPITAL APPRECIATION PORTFOLIO              FOR THE YEAR ENDED 12/31/07
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


               MET/AIM CAPITAL APPRECIATION PORTFOLIO MANAGED BY
AIM CAPITAL MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/ AND RUSSELL 1000(R) GROWTH
                                   INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]
                                               Russell 1000
                    Fund         S&P 500         Growth
                  -------       --------        ------------
   10/31/1997     $10,000        $10,000        $10,000
   10/31/1998       9,721         12,199         12,464
   10/31/1999      12,872         15,331         16,733
   10/31/2000      17,574         16,265         18,294
   10/31/2001       9,954         12,214         10,986
   10/31/2002       8,784         10,369          8,830
   10/31/2003      10,522         12,526         10,756
   10/31/2004      10,904         13,705         11,120
   10/31/2005      12,154         14,900         12,099
   10/31/2006      13,270         17,335         13,411
   12/31/2006      13,605         17,912         13,723
   12/31/2007      15,227         18,896         15,344



    -----------------------------------------------------------------------------
                                     Average Annual Return/3/
                                  (for the year ended 12/31/07)
    -----------------------------------------------------------------------------
                                                             Since     Cumulative
                             1 Year 3 Year 5 Year 10 Year Inception/4/ Return/5/
    -----------------------------------------------------------------------------
    Met/AIM Capital
    Appreciation
--  Portfolio--Class A       11.92% 9.16%  12.36%  4.55%     5.54%          --
         Class E                 --    --      --     --        --       4.21%
    -----------------------------------------------------------------------------
- - S&P 500(R) Index/1/       5.49% 8.62%  12.83%  5.91%     9.64%       0.38%
    -----------------------------------------------------------------------------
    Russell 1000(R)
--  Growth Index/2/          11.81% 8.68%  12.10%  3.83%     7.57%       5.53%
    -----------------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock prices times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees and expenses and is not available for direct investment.

/2/The Russell 1000(R) Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forcasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Class A shares is 10/10/1995. Inception date of Class E shares is 4/28/2007. Index returns are based on an inception date of 10/10/1995.

/5/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
MET/AIM CAPITAL APPRECIATION PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,020.30        $4.23
  Hypothetical (5% return before expenses)     1,000.00      1,021.02         4.23
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $1,018.90        $4.99
  Hypothetical (5% return before expenses)     1,000.00      1,020.27         4.99
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.83% and 0.98% for the Class A and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MET/AIM CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                SHARES     (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 97.9%
       AEROSPACE & DEFENSE - 9.6%
       Boeing Co. (The)........................     19,924 $   1,742,553
       General Dynamics Corp...................     44,796     3,986,396
       Honeywell International, Inc............     40,833     2,514,088
       Precision Castparts Corp................     39,964     5,543,006
       Spirit Aerosystems Holdings, Inc.*......    139,070     4,797,915
       United Technologies Corp................     47,570     3,641,008
                                                           -------------
                                                              22,224,966
                                                           -------------
       AUTO COMPONENTS - 0.5%
       BorgWarner, Inc.(a).....................     24,132     1,168,230
                                                           -------------
       BEVERAGES - 0.5%
       Hansen Natural Corp.*(a)................     25,593     1,133,514
                                                           -------------
       BIOTECHNOLOGY - 4.2%
       Biogen Idec, Inc.*(a)...................     32,331     1,840,281
       Celgene Corp. *.........................     26,148     1,208,299
       Genzyme Corp. *.........................     33,372     2,484,212
       Gilead Sciences, Inc. *.................     92,945     4,276,399
                                                           -------------
                                                               9,809,191
                                                           -------------
       CAPITAL MARKETS - 4.4%
       Ameriprise Financial, Inc...............     64,073     3,531,063
       Goldman Sachs Group, Inc. (The).........     16,242     3,492,842
       optionsXpress Holdings, Inc.(a).........     25,301       855,680
       Waddell & Reed Financial, Inc. - Class A     65,689     2,370,716
                                                           -------------
                                                              10,250,301
                                                           -------------
       CHEMICALS - 3.6%
       Monsanto Co.............................     25,365     2,833,017
       Syngenta AG.............................     15,775     3,999,161
       The Mosaic Co.*.........................     16,337     1,541,233
                                                           -------------
                                                               8,373,411
                                                           -------------
       COMMUNICATIONS EQUIPMENT - 4.1%
       Cisco Systems, Inc.*....................    212,530     5,753,187
       Research In Motion, Ltd.*...............     33,898     3,844,033
                                                           -------------
                                                               9,597,220
                                                           -------------
       COMPUTERS & PERIPHERALS - 6.9%
       Apple, Inc.*............................     42,216     8,362,146
       Dell, Inc.*.............................    239,922     5,880,488
       Hewlett-Packard Co......................     34,611     1,747,163
                                                           -------------
                                                              15,989,797
                                                           -------------
       CONSTRUCTION & ENGINEERING - 3.0%
       Chicago Bridge & Iron Co. N.V...........     47,586     2,876,098
       Foster Wheeler, Ltd.*...................     26,189     4,059,819
                                                           -------------
                                                               6,935,917
                                                           -------------
       DIVERSIFIED CONSUMER SERVICES - 1.8%
       Apollo Group, Inc. - Class A*...........     58,298     4,089,605
                                                           -------------
       DIVERSIFIED FINANCIAL SERVICES - 1.7%
       JPMorgan Chase & Co.....................     79,261     3,459,743
       Nasdaq Stock Market, Inc.*..............      8,025       397,157
                                                           -------------
                                                               3,856,900
                                                           -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        ELECTRICAL EQUIPMENT - 3.2%
        ABB, Ltd...............................    119,020 $   3,428,701
        Emerson Electric Co....................     68,947     3,906,537
                                                           -------------
                                                               7,335,238
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
        Amphenol Corp. - Class A(a)............     74,171     3,439,309
        Trimble Navigation, Ltd.*(a)...........     50,609     1,530,416
                                                           -------------
                                                               4,969,725
                                                           -------------
        ENERGY EQUIPMENT & SERVICES - 3.9%
        Cameron International Corp.*(a)........     38,868     1,870,717
        Grant Prideco, Inc.*...................     86,660     4,810,497
        National-Oilwell Varco, Inc.*..........     31,612     2,322,217
                                                           -------------
                                                               9,003,431
                                                           -------------
        FOOD & STAPLES RETAILING - 0.5%
        Longs Drug Stores Corp.................     23,728     1,115,216
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 6.2%
        Express Scripts, Inc.*.................     42,349     3,091,477
        Health Net, Inc.*......................     90,138     4,353,666
        McKesson Corp..........................     46,782     3,064,689
        Pediatrix Medical Group, Inc.*.........        589        40,140
        UnitedHealth Group, Inc................     25,590     1,489,338
        VCA Antech, Inc.*......................     51,935     2,297,085
                                                           -------------
                                                              14,336,395
                                                           -------------
        HOUSEHOLD DURABLES - 0.8%
        Garmin, Ltd.(a)........................     19,342     1,876,174
                                                           -------------
        HOUSEHOLD PRODUCTS - 1.3%
        Clorox Co..............................     15,610     1,017,304
        Colgate-Palmolive Co...................     26,825     2,091,277
                                                           -------------
                                                               3,108,581
                                                           -------------
        INDUSTRIAL CONGLOMERATES - 2.4%
        McDermott International, Inc.*.........     94,768     5,594,155
                                                           -------------
        INTERNET & CATALOG RETAIL - 3.0%
        Amazon.com, Inc.*(a)...................     62,112     5,754,056
        Expedia, Inc.*(a)......................     35,879     1,134,494
                                                           -------------
                                                               6,888,550
                                                           -------------
        INTERNET SOFTWARE & SERVICES - 5.2%
        eBay, Inc.*............................    132,219     4,388,348
        Google, Inc. - Class A*................     11,118     7,687,875
                                                           -------------
                                                              12,076,223
                                                           -------------
        IT SERVICES - 1.7%
        Accenture, Ltd. - Class A..............     90,332     3,254,662
        VeriFone Holdings, Inc.*(a)............     25,787       599,548
                                                           -------------
                                                               3,854,210
                                                           -------------
        LIFE SCIENCES TOOLS & SERVICES - 2.4%
        Applera Corp...........................     69,423     2,354,828
        Thermo Fisher Scientific, Inc.*........     43,139     2,488,258
        Varian, Inc.*..........................      9,227       602,523
                                                           -------------
                                                               5,445,609
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                  SHARES     (NOTE 2)
      -------------------------------------------------------------------

      MACHINERY - 1.2%
      Komatsu, Ltd..............................    102,064 $   2,759,362
                                                            -------------
      MEDIA - 0.5%
      Grupo Televisa S.A. (ADR).................     51,033     1,213,054
                                                            -------------
      METALS & MINING - 0.4%
      Titanium Metals Corp.(a)..................     31,988       846,082
                                                            -------------
      OIL, GAS & CONSUMABLE FUELS - 3.3%
      Occidental Petroleum Corp.................     42,981     3,309,107
      Valero Energy Corp........................     60,118     4,210,064
                                                            -------------
                                                                7,519,171
                                                            -------------
      PHARMACEUTICALS - 5.5%
      Merck & Co., Inc..........................    102,333     5,946,571
      Schering-Plough Corp......................     91,335     2,433,164
      Shire Plc.................................    108,741     2,490,685
      Teva Pharmaceutical Industries, Ltd. (ADR)     40,470     1,881,046
                                                            -------------
                                                               12,751,466
                                                            -------------
      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.4%
      Texas Instruments, Inc....................     98,424     3,287,361
                                                            -------------
      SOFTWARE - 7.6%
      Adobe Systems, Inc.*......................     78,299     3,345,716
      Amdocs, Ltd.*.............................     69,324     2,389,598
      Autodesk, Inc.*...........................     48,027     2,389,824
      Electronic Arts, Inc.*....................     51,355     2,999,646
      MICROS Systems, Inc.*.....................     28,396     1,992,263
      Microsoft Corp............................    128,898     4,588,769
                                                            -------------
                                                               17,705,816
                                                            -------------
      SPECIALTY RETAIL - 1.7%
      Aeropostale, Inc.*(a).....................     95,095     2,520,017
      PetSmart, Inc.(a).........................     61,332     1,443,142
                                                            -------------
                                                                3,963,159
                                                            -------------
      TEXTILES, APPAREL & LUXURY GOODS - 1.8%
      Coach, Inc.*..............................     86,166     2,634,956
      Crocs, Inc.*(a)...........................     44,259     1,629,174
                                                            -------------
                                                                4,264,130
                                                            -------------
      WIRELESS TELECOMMUNICATION SERVICES - 1.5%
      America Movil, SAB de C.V. (ADR)..........     18,445     1,132,338
      China Mobile (Hong Kong), Ltd.............    130,039     2,253,138
                                                            -------------
                                                                3,385,476
                                                            -------------
      Total Common Stocks
      (Cost $191,175,518)                                     226,727,636
                                                            -------------

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 7.3%
      State Street Bank & Trust Co.,
        Repurchase Agreement, dated 12/31/07
        at 2.600% to be repurchased at
        $5,483,792 on 01/02/08 collateralized
        by $4,000,000 U.S. Treasury Bond at
        8.500% due 02/15/20 with a value of
        $5,595,000............................. $ 5,483,000 $  5,483,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  11,374,490   11,374,490
                                                            ------------
      Total Short-Term Investments
      (Cost $16,857,490)                                      16,857,490
                                                            ------------

      TOTAL INVESTMENTS - 105.2%
      (Cost $208,033,008)                                    243,585,126
                                                            ------------

      Other Assets and Liabilities (net) - (5.2)%            (11,957,358)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $231,627,768
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.
ADR - American Depositary Receipt


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

MET/AIM CAPITAL APPRECIATION PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $226,727,636
   Repurchase Agreement                                                     5,483,000
   Cash                                                                           365
   Cash denominated in foreign currencies**                                   114,439
   Collateral for securities on loan                                       11,374,490
   Receivable for investments sold                                          1,510,073
   Receivable for Trust shares sold                                            88,473
   Dividends receivable                                                       101,233
   Interest receivable                                                            396
                                                                         ------------
     Total assets                                                         245,400,105
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                  1,515,910
     Trust shares redeemed                                                    550,789
     Distribution and services fees--Class E                                    2,673
     Collateral for securities on loan                                     11,374,490
     Investment advisory fee (Note 3)                                         147,356
     Administration fee                                                         1,453
     Custodian and accounting fees                                              7,735
   Accrued expenses                                                           171,931
                                                                         ------------
     Total liabilities                                                     13,772,337
                                                                         ------------
NET ASSETS                                                               $231,627,768
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $224,764,492
   Distribution in excess of net realized gain                            (29,998,812)
   Unrealized appreciation on investments and foreign currency             35,554,395
   Undistributed net investment income                                      1,307,693
                                                                         ------------
     Total                                                               $231,627,768
                                                                         ============
NET ASSETS
   Class A                                                               $210,833,444
                                                                         ============
   Class E                                                                 20,794,324
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 17,460,131
                                                                         ============
   Class E                                                                  1,749,317
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      12.08
                                                                         ============
   Class E                                                                      11.89
                                                                         ============

--------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements and Securities
  Lending                                                                $191,175,518
**Cost of cash denominated in foreign currencies                              114,409

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

MET/AIM CAPITAL APPRECIATION PORTFOLIO
INVESTMENT INCOME:
    Dividends (1)                                                                   $ 1,919,648
    Interest (2)                                                                        128,975
                                                                                    -----------
       Total investment income                                                        2,048,623
                                                                                    -----------
EXPENSES:
    Investment advisory fee (Note 3)                                                  1,751,789
    Administration fees                                                                  18,245
    Custody and accounting fees                                                          51,541
    Distribution fee--Class E                                                            21,218
    Transfer agent fees                                                                   4,414
    Audit                                                                                31,695
    Legal                                                                                31,621
    Trustee fees and expenses                                                            10,714
    Shareholder reporting                                                                50,421
    Insurance                                                                             7,056
    Other                                                                                 4,358
                                                                                    -----------
       Total expenses                                                                 1,983,072
       Less fees waived and expenses reimbursed by the Manager                          (57,237)
       Less broker commission recapture                                                 (21,852)
                                                                                    -----------
    Net expenses                                                                      1,903,983
                                                                                    -----------
    Net investment income                                                               144,640
                                                                                    -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
    Net realized gain on:
       Investments                                                                   11,265,154
       Foreign currency                                                                  27,389
                                                                                    -----------
    Net realized gain on investments and foreign currency                            11,292,543
                                                                                    -----------
    Net change in unrealized appreciation on:
       Investments                                                                   12,784,280
       Foreign currency                                                                   1,607
                                                                                    -----------
    Net change in unrealized appreciation on investments and foreign currency        12,785,887
                                                                                    -----------
    Net realized and change in unrealized gain on investments and foreign currency   24,078,430
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 24,223,070
                                                                                    ===========

------------------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                          $    26,537
(2)Interest income includes securities lending income of:                                30,239

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007


MET/AIM CAPITAL APPRECIATION PORTFOLIO
                                                                          Year Ended   Period Ended   Year Ended
                                                                         December 31,  December 31,   October 31,
                                                                             2007         2006*          2006
                                                                         ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    144,640  $     29,661  $    246,850
   Net realized gain on investments and foreign currency                   11,292,543     2,393,248    35,572,379
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                    12,785,887     2,617,154   (14,597,601)
                                                                         ------------  ------------  ------------
   Net increase in net assets resulting from operations                    24,223,070     5,040,063    21,221,628
                                                                         ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (177,306)     (346,880)     (509,091)
   From net realized gains
     Class A                                                                 (486,768)  (24,152,283)   (1,300,681)
                                                                         ------------  ------------  ------------
   Net decrease in net assets resulting from distributions                   (664,074)  (24,499,163)   (1,809,772)
                                                                         ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                               43,159,342       295,231     5,271,240
     Class E                                                               23,151,059            --            --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                  664,074    24,499,163     1,809,772
     Class E                                                                       --            --            --
   Cost of shares repurchased
     Class A                                                              (54,036,490)   (8,861,548)  (62,981,331)
     Class E                                                               (3,186,676)           --            --
                                                                         ------------  ------------  ------------
   Net increase (decrease) in net assets from capital share
       transactions                                                         9,751,309    15,932,846   (55,900,319)
                                                                         ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    33,310,305    (3,526,254)  (36,488,463)
   Net assets at beginning of period                                      198,317,463   201,843,717   238,332,180
                                                                         ------------  ------------  ------------
   Net assets at end of period                                           $231,627,768  $198,317,463  $201,843,717
                                                                         ============  ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  1,307,693  $     23,267  $    239,804
                                                                         ============  ============  ============

*  For the period November 1, 2006 through December 31, 2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                   CLASS A
MET/AIM CAPITAL APPRECIATION PORTFOLIO             ---------------------------------------------------------------------
                                                    YEAR ENDED   PERIOD ENDED         FOR THE YEARS ENDED OCTOBER 31
                                                   DECEMBER 31,  DECEMBER 31,   ----------------------------------------
                                                       2007        2006(C)         2006       2005      2004++     2003++
                                                   ------------  ------------   ------     ------     ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $10.83        $12.04      $11.11     $ 9.98     $ 9.63      $ 8.04
                                                      ------        ------      ------     ------     ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)......................      0.01 (a)      0.00 +(a)   0.01 (a)   0.04 (a)  (0.02)      (0.02)
Net Realized/Unrealized Gain on Investments.......      1.28          0.31        1.01       1.10       0.37        1.61
                                                      ------        ------      ------     ------     ------      ------
Total from Investment Operations..................      1.29          0.31        1.02       1.14       0.35        1.59
                                                      ------        ------      ------     ------     ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..............     (0.01)        (0.02)      (0.02)     (0.01)        --          --
Distributions from Net Realized Capital Gains.....     (0.03)        (1.50)      (0.07)        --         --          --
                                                      ------        ------      ------     ------     ------      ------
Total Distributions...............................     (0.04)        (1.52)      (0.09)     (0.01)        --          --
                                                      ------        ------      ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD....................    $12.08        $10.83      $12.04     $11.11     $ 9.98      $ 9.63
                                                      ======        ======      ======     ======     ======      ======
TOTAL RETURN                                           11.92%         2.52%       9.18%     11.47%      3.63 %     19.78 %
Ratio of Expenses to Average Net Assets...........      0.82%         0.88%*      0.92%      0.85%      0.85 %(b)   0.85 %
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates.......................      0.86%         0.93%*       N/A        N/A        N/A         N/A
Ratio of Net Investment Income (Loss) to Average
  Net Assets......................................      0.08%         0.09%*      0.11%      0.34%     (0.18)%     (0.25)%
Portfolio Turnover Rate...........................      70.4%         12.4%      113.0%      83.0%      71.0 %      49.0 %
Net Assets, End of Period (in millions)...........    $210.8        $198.3      $  202     $  238     $  234      $  178

                                                                    CLASS E
                                                                  ------------
                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                                    2007(D)
                                                                  ------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................    $11.41
                                                                     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss..............................................     (0.01)(a)
Net Realized/Unrealized Gain on Investments......................      0.49
                                                                     ------
Total from Investment Operations.................................      0.48
                                                                     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................        --
Distributions from Net Realized Capital Gains....................        --
                                                                     ------
Total Distributions..............................................        --
                                                                     ------
NET ASSET VALUE, END OF PERIOD...................................    $11.89
                                                                     ======
TOTAL RETURN                                                           4.21 %
Ratio of Expenses to Average Net Assets..........................      0.97 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................      1.01 %*
Ratio of Net Investment Loss to Average Net Assets...............     (0.14)%*
Portfolio Turnover Rate..........................................      70.4 %
Net Assets, End of Period (in millions)..........................    $ 20.8

*  Annualized
+  Rounds to less than $0.005 per share
++ Audited by other Independent Registered Public Accounting Firm.
N/A Not Applicable
(a) Per share amount based on average shares outstanding during the period.
(b) The investment manager waived a portion of its management fee for the period.
(c) Fiscal Year End changed on November 1, 2006 from October 31 to December 31.
(d) Commencement of operations - 04/28/2007.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Met/AIM Capital Appreciation Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and E Shares are offered by the Portfolio. Class B Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2007, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                       Expiring    Expiring
   Portfolio                                 Total    12/31/2009  12/31/2010
   ---------                              ----------- ----------- -----------

   Met/AIM Capital Appreciation Portfolio $29,713,665 $17,826,627 $11,887,038

On May 1, 2006, the Met/AIM Capital Appreciation Portfolio, a series of The Travelers Series Trust, was reorganized into the Met/AIM Capital Appreciation Portfolio, a series of Met Investors Series Trust. The Portfolio acquired capital losses of $51,774,317 which are subject to an annual limitation of $10,410,524.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with AIM Capital Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                        Management Fees
                                       earned by Manager
                                       for the year ended
Portfolio                              December 31, 2007  % per annum   Average Daily Net Assets
---------                              ------------------ ----------- ----------------------------

Met/AIM Capital Appreciation Portfolio     $1,751,789        0.80%    First $100 Million

                                                             0.75%    $100 Million to $200 Million

                                                             0.70%    $200 Million to $1 Billion

                                                             0.65%    Over $1 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ----------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Met/AIM Capital Appreciation Portfolio  1.25%   1.50%*  1.40%

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived for the year ended December 31, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

Effective May 1, 2006, when the total of all the subadvised assets with AIM Capital Management, Inc. ("AIM"), which currently includes the assets of Met/AIM Capital Appreciation Portfolio and Met/AIM Small Cap Growth Portfolio, equal or exceed $750 million the Met/AIM Capital Appreciation Portfolio's advisory fee will be reduced by .025 basis points at the point in the scale. And when the total of all the subadvised assets with AIM, which currently includes the assets of Met/AIM Capital Appreciation Portfolio and Met/AIM Small Cap Growth Portfolio, exceed $1.5 billion the Met/AIM Capital Appreciation Portfolio's advisory fee reduction will increase to a total of 0.05 basis points.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                            Shares Issued             Net Increase
                                                               Through                 (Decrease)
                                       Beginning   Shares     Dividend      Shares     in Shares     Ending
                                        Shares      Sold    Reinvestment  Repurchased Outstanding    Shares
                                       ---------- --------- ------------- ----------- ------------ ----------

Met/AIM Capital Appreciation Portfolio

 Class A

 12/31/2007                            18,310,216 3,708,038      57,846   (4,615,969)    (850,085) 17,460,131
 11/01/2006-12/31/2006                 16,762,213    24,492   2,253,833     (730,322)   1,548,003  18,310,216
 11/01/2005-10/31/2006                 21,452,931   442,282     148,097   (5,281,097)  (4,690,718) 16,762,213

 Class E

 04/28/2007-12/31/2007                     --     2,021,235      --         (271,918)   1,749,317   1,749,317

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

Met/AIM Capital Appreciation Portfolio       $--        $159,329,321        $--        $205,361,087

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                         Federal       Gross         Gross
                                        Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                  Cost     Appreciation (Depreciation)  Appreciation
---------                              ------------ ------------ -------------- --------------

Met/AIM Capital Appreciation Portfolio $210,406,831 $39,096,265   $(5,917,970)   $33,178,295

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                    Value of    Value of
                                        Value of      Cash      Non-Cash     Total
                                       Securities  Collateral  Collateral* Collateral
                                       ----------- ----------- ----------- -----------

Met/AIM Capital Appreciation Portfolio $18,907,097 $11,374,490 $7,951,702  $19,326,192

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007, 2006 and October 31, 2006 were as follows:

                              Ordinary Income           Long-Term Capital Gain                   Total
                         -------------------------- ------------------------------- -------------------------------
                           2007    2006*    2006**    2007      2006*      2006**     2007      2006*      2006**
                         -------- -------- -------- -------- ----------- ---------- -------- ----------- ----------
Met/AIM Capital
  Appreciation Portfolio $177,339 $346,880 $509,091 $486,735 $24,152,283 $1,300,681 $664,074 $24,499,163 $1,809,772

*  For the period November 1, 2006 through December 31, 2006.
** For the year ended October 31, 2006.

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed     Net
                                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                          Income         Gain      Appreciation   and Deferrals      Total
                                       ------------- ------------- ------------ ------------------ ----------

Met/AIM Capital Appreciation Portfolio  $3,396,368        $--      $33,180,573     $(29,713,665)   $6,863,276

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees and of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Met/AIM Capital Appreciation Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2007 and October 31, 2006 and the period from November 1, 2006 to December 31, 2006 and the financial highlights for the year ended December 31, 2007 the period from November 1, 2006 to December 31, 2006 and each of the four years in the period ended October 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Met/AIM Capital Appreciation Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 2007 and October 31, 2006 and the period from November 1, 2006 to December 31, 2006 and the financial highlights for the year ended December 31, 2007, the period from November 1, 2006 to December 31, 2006 and for each of the four years in the period ended October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                             Number of
                                                                                             Portfolios
                                                                                              in Fund
                      Position(s)   Term of Office                                            Complex
Name, Age and          Held with    and Length of          Principal Occupation(s)            overseen   Other Directorships
Address                the Trust     Time Served             During Past 5 Years            by Trustee**   Held by Trustee
-------              -------------- -------------- ---------------------------------------- ------------ -------------------
The Executive
Officers
--------
Jeffrey A. Tupper    Chief           From August   Since October 2006, Assistant Vice           N/A              N/A
(37)                 Financial       2002 to       President, MetLife Group, Inc. Since
                     Officer,        present.      February 2001, Assistant Vice President
                     Treasurer                     of MetLife Investors Insurance
                                                   Company.

Michael K. Farrell   Executive Vice  From August   Since December 2005, Executive Vice          N/A              N/A
(55)                 President       2002 to       President of Metropolitan Life Insurance
                                     present.      Company; since July 2002, Chief
                                                   Executive Officer of MetLife Investors
                                                   Group, Inc. and Met Investors Advisory
                                                   LLC; since April 2001, Chief Executive
                                                   Officer of MetLife Resources and Vice
                                                   President of Metropolitan Life Insurance
                                                   Company; since January 1990, President
                                                   of Michael K. Farrell Associates, Inc.
                                                   (qualified retirement plans for non-
                                                   profit organizations).

Richard C. Pearson   Vice President  From          Since July 2002, President of MetLife        N/A              N/A
(64)                 and Secretary   December      Investors Distribution Company; since
                                     2000 to       January, 2002, Secretary of Met
                                     present.      Investors Advisory LLC; since January
                                                   2001, Senior Vice President, General
                                                   Counsel and Secretary of MetLife
                                                   Investors Group, Inc.; since November
                                                   2000, Vice President, General Counsel
                                                   and Secretary of Met Investors Advisory
                                                   LLC; from 1998 to November 2000,
                                                   President, Security First Group, Inc.

Jeffrey P. Halperin  Chief           From August   Since March 2006, Vice President,            N/A              N/A
(40)                 Compliance      2006 to       Corporate Ethics and Compliance
Metropolitan Life    Officer         present.      Department, MetLife, Inc.; from October
Insurance Company                                  2002 to March 2006, Assistant Vice
One MetLife Plaza                                  President; from November 2005 to August
27-01 Queens Plaza                                 2006, Interim Chief Compliance Officer,
North                                              Met Investors Series Trust; Since April
Long Island City,                                  2007, Chief Compliance Officer,
NY 11101                                           Metropolitan Series Funds; from August
                                                   2006 to April 2007, Interim Chief
                                                   Compliance Officer, Metropolitan Series
                                                   Funds; since August 2006, Chief
                                                   Compliance Officer, Met Investors
                                                   Advisory, LLC and MetLife Advisers, LLC;
                                                   since November 2006, Chief Compliance
                                                   Officer, MetLife Investment Advisors
                                                   Company, LLC.

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with AIM Capital Management, Inc. (the "AIM Adviser") for investment advisory services in connection with the investment management for the Met/AIM Capital Appreciation Portfolio ("Met/AIM Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the Met/AIM Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Met/AIM Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Met/AIM Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the Met/AIM Portfolio within its performance universe. The Board took into account that the Met/AIM Portfolio ranked below the median and Lipper index for the three- and five-year periods, respectively. The Board noted that the Met/AIM Portfolio ranked above the median and below the Lipper index for the one-year period. The Board considered the analysis provided in the B-M Report demonstrating that the Met/AIM Portfolio ranked above the Russell 1000 Growth benchmark return for each of the three- and five-year periods, and below the Russell 1000 Growth benchmark for the one-year period. The Board has carefully considered the Met/AIM Portfolio's performance and noted the Portfolio's improved performance for each of the five-, three- and one-year periods. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that the Met/AIM Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Met/AIM Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Portfolio's total expenses exclusive of 12b-1 fees were above the medians of the expense group, the expense universe and the sub-advised expense universe. The Board also noted that the Met/AIM Portfolio's actual management fees were above the medians of the expense group, expense universe and the sub-advised universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Met/AIM Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Met/AIM Portfolio's contractual management fees were above the normalized median of the expense group at the Met/AIM Portfolio's current size. The Board considered that the projected expense ratio for 2007 for the Met/AIM Portfolio would reflect a significant reduction of such Portfolio's total expenses ratio. The Board took into account management's discussion of the Portfolio's expenses. The Board considered that the relatively small asset size of the Met/AIM Portfolio results in a higher relative fee structure. After consideration of all relevant factors, the Board concluded that the proposed management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Met/AIM Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Met/AIM Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Met/AIM Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Met/AIM Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the AIM Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Met/AIM Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the AIM Adviser's ability to perform under its Advisory Agreement. These factors included: the AIM Adviser's financial condition; the AIM Adviser's current level of staffing and its overall resources, as well as its compensation program; the AIM Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the AIM Adviser's management style and long-term performance record with respect to the Met/AIM Portfolio; and the Met/AIM Portfolio's performance record. With respect to the AIM Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an AIM Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered the Met/AIM Portfolio's performance for the one-, three- and five-year periods as compared to its peer universe and noted that the Board reviews on a quarterly basis detailed information about the Met/AIM Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the AIM Adviser's investment process and philosophy. The Board considered that the AIM Adviser's responsibilities include the development and maintenance of an investment program for the Met/AIM Portfolio which is consistent with the Met/AIM Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the AIM Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Met/AIM Portfolio's advisory fees based on comparative fee and expense information and other factors, including the AIM Adviser's estimated profitability from its relationship with the Met/AIM Portfolio as described below and possible economies of scale. With respect to the Met/AIM Portfolio, the Board also compared the subadvisory fees paid to fees charged by the AIM Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. Additionally, the Board considered data demonstrating no material difference among the advisory fees charged by the AIM Adviser to comparable funds managed by the AIM Adviser or its affiliates. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Met/Aim Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the AIM Adviser of its relationship with the respective Met/AIM Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board received an income statement with respect to the AIM Adviser's operation overall, which was represented to be an indication of the profitability of the AIM Adviser's relationship with the Met/AIM Portfolio, but no portfolio specific data. Therefore, the Board placed more reliance on the fact that the Advisory Agreements was negotiated at arm's length and that the advisory fee was paid by the Manager than on the AIM Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the AIM Adviser and its affiliates by virtue of the AIM Adviser's relationship to the MET/AIM Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Met/AIM Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the AIM Adviser, the Board determined approval of the Advisory Agreement for the Met/AIM Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Met/AIM Portfolio.

                          MET INVESTORS SERIES TRUST


                               Met/AIM Small Cap
                               Growth Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                  FOR THE YEAR ENDED 12/31/07
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

For the year ended December 31, 2007, the Portfolio had a return of 11.40%, 11.07% and 11.20% for Class A, Class B and E Shares, respectively, versus -1.57% for its primary benchmark, the Russell 2000(R) Index./1/ The return for the Portfolio's secondary benchmark, the Russell 2000(R) Growth Index/2/, was 7.05%.

PORTFOLIO REVIEW

The Portfolio benefited from strong contributions to absolute performance from holdings in a variety of sectors, led by health care, energy and industrials.

The Portfolio outperformed the Russell 2000(R) Index largely due to strong stock selection in several sectors, including information technology, financials, energy and health care. An underweight position in financials holdings, and an overweight position in health care holdings also contributed to the Portfolio's outperformance.

Underperformance versus the Russell 2000(R) Index was largely concentrated in the materials sector, and was driven(TM) by both stock selection and an underweight position.

MARKET ENVIRONMENT/CONDITIONS

Major U.S. equity markets finished the fourth quarter in negative territory as concerns about the credit markets and continued weakness in the housing market weighed heavily on investor sentiment. Large caps, as represented by the Russell Top 200 Index, outperformed mid and small caps over the quarter, as represented by the Russell Midcap(R) Index/3/ and the Russell 2000(R) Index/1/, respectively.

In terms of investment style, growth stocks outperformed value stocks, as represented by the Russell 3000(R) Growth Index/4/ and the Russell 3000(R) Value Index/5/, respectively. There was wide disparity across the sectors of the stock market, as measured by the S&P 500(R) Index/6/, with utilities and energy returning 7.55% and 4.42%, respectively, while financials and consumer discretionary returned -14.33% and -10.00%, respectively. Foreign stocks, as measured by the MSCI EAFE/SM/ Index/7/, returned -1.75% for the quarter but faired better than domestic stocks, as measured by the S&P 500(R) Index, which returned -3.33%.

CURRENT OUTLOOK/STRATEGY

During the year, the most significant positioning changes included additions in the industrials, materials and consumer staples sectors. These purchases were funded by reducing exposure to the consumer discretionary, healthcare and financials sectors. All changes to the Fund were based on our bottom-up stock selection process of identifying high quality growth companies trading at what we believe are attractive valuations.

These portfolio changes resulted in a positioning that may benefit from moderate global economic growth, while maintaining significant exposure to defensive growth stocks as the economic cycle shows signs of maturing. Relative to the S&P 500(R) Index, the portfolio is overweight in the information technology, industrials, health care, consumer discretionary and materials sectors. Underweight positions include the financials, consumer staples, energy utilities and telecommunication services sectors.

JULIET ELLIS, Senior Portfolio Manager
JUAN HARTSFIELD, Portfolio Manager
Assisted by the Small Cap Growth/Core Team
A I M CAPITAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
--------
/1/ The Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $898.3 million; the median market capitalization was approximately $705.4 million. The largest company in the index had a market capitalization of $2.5 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Russell 2000(R) Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell Midcap(R) Index is an unmanaged index which measures the performances of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 31% of the total market capitalization of the Russell 1000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $6.3 billion; the median market capitalization was approximately $4.7 billion. The largest company in the Index had a market capitalization of $18.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 3000(R) Growth Index is an unmanaged index which measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/5/The Russell 3000(R) Value Index is an unmanaged index which measures the performance of those Russell 3000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/6/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/7/The MSCI EAFE(R) Index is a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The Index does not include fees or expenses and is not available for direct investment.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                  FOR THE YEAR ENDED 12/31/07
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                     Percent of
                 Description                         Net Assets
                 ----------------------------------------------
                 Carpenter Technology Corp.            1.34%
                 ----------------------------------------------
                 General Cable Corp.                   1.31%
                 ----------------------------------------------
                 Bucyrus International, Inc.-Class A   1.28%
                 ----------------------------------------------
                 VCA Antech, Inc.                      1.25%
                 ----------------------------------------------
                 MICROS Systems, Inc.                  1.21%
                 ----------------------------------------------
                 DeVry, Inc.                           1.21%
                 ----------------------------------------------
                 Church & Dwight, Inc.                 1.16%
                 ----------------------------------------------
                 ANSYS, Inc.                           1.16%
                 ----------------------------------------------
                 Varian, Inc.                          1.15%
                 ----------------------------------------------
                 Lawson Software, Inc.                 1.08%
                 ----------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                     [CHART]

Non-Cyclical         24.6%
Technology           20.7%
Industrials          18.9%
Cyclical              9.4%
Energy                8.5%
Communications        8.2%
Financials            6.8%
Utilities             1.5%
Basic Materials       1.4%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                  FOR THE YEAR ENDED 12/31/07
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


                 MET/AIM SMALL CAP GROWTH PORTFOLIO MANAGED BY
 AIM CAPITAL MANAGEMENT, INC. VS. RUSSELL 2000(R) INDEX/1/ AND RUSSELL 2000(R)
                                GROWTH INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]
                                              Russell 2000
                                Russell       Growth
                     Fund        2000         Index
                   --------    ---------     -----------
 10/9/2001         $10,000      $10,000       $10,000
12/31/2001          11,890       11,891       12,671
12/31/2002           8,620        9,456        8,837
12/31/2003          11,969       13,923       13,126
12/31/2004          12,739       16,474       15,005
12/31/2005          13,791       17,223       15,629
12/31/2006          15,747       20,387       17,714
12/31/2007          17,490       20,067       18,963



    -----------------------------------------------------------------
                                        Average Annual Return/3/
                                     (for the year ended 12/31/07)
    -----------------------------------------------------------------
                                                            Since
                                    1 Year 3 Year 5 Year Inception/4/
    -----------------------------------------------------------------
    Met/AIM Small Cap Growth
    Portfolio--Class A              11.40% 11.28% 15.39%    6.91%
--  Class B                         11.07% 11.15% 15.20%    9.39%
    Class E                         11.20% 11.28% 15.34%    7.66%
    -----------------------------------------------------------------
- - Russell 2000(R) Index/1/        -1.57%  6.80% 16.25%   12.12%
    -----------------------------------------------------------------
--  Russell 2000(R) Growth Index/2/  7.05%  8.11% 16.50%   10.70%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $898.3 million; the median market capitalization was approximately $705.4 million. The largest company in the index had a market capitalization of $2.5 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000(R) Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/01/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
MET/AIM SMALL CAP GROWTH PORTFOLIO          ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  989.30        $4.66
  Hypothetical (5% return before expenses)     1,000.00      1,020.52         4.74
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $  987.90        $5.91
  Hypothetical (5% return before expenses)     1,000.00      1,019.26         6.01
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $  988.60        $5.41
  Hypothetical (5% return before expenses)     1,000.00      1,019.76         5.50
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.93%, 1.18%, and 1.08% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ------------------------------------------------------------

          COMMON STOCKS - 96.9%
          AEROSPACE & DEFENSE - 1.6%
          Ceradyne, Inc.*(a)...................  121,671 $   5,710,020
          TransDigm Group, Inc.*...............  183,912     8,307,305
                                                         -------------
                                                            14,017,325
                                                         -------------
          AIR FREIGHT & LOGISTICS - 1.3%
          Forward Air Corp.(a).................  192,483     5,999,695
          Hub Group, Inc. - Class A*...........  217,335     5,776,764
                                                         -------------
                                                            11,776,459
                                                         -------------
          AUTO COMPONENTS - 0.7%
          Tenneco Automotive, Inc.*............  248,811     6,486,503
                                                         -------------
          BIOTECHNOLOGY - 3.6%
          BioMarin Pharmaceutical, Inc.*(a)....  267,472     9,468,509
          Cepheid, Inc.*(a)....................  186,987     4,927,108
          Human Genome Sciences, Inc.*(a)......  329,918     3,444,344
          Myriad Genetics, Inc.*(a)............  182,332     8,463,851
          United Therapeutics Corp.*...........   65,565     6,402,422
                                                         -------------
                                                            32,706,234
                                                         -------------
          CAPITAL MARKETS - 1.9%
          Affiliated Managers Group, Inc.*(a)..   79,118     9,293,200
          Greenhill & Co., Inc.(a).............  114,036     7,581,113
                                                         -------------
                                                            16,874,313
                                                         -------------
          CHEMICALS - 0.1%
          Zep, Inc.*...........................   41,594       576,909
                                                         -------------
          COMMERCIAL BANKS - 1.6%
          East West Bancorp, Inc.(a)...........  102,651     2,487,234
          SVB Financial Group*(a)..............  157,120     7,918,848
          Texas Capital Bancshares, Inc.*(a)...  197,794     3,609,740
                                                         -------------
                                                            14,015,822
                                                         -------------
          COMMERCIAL SERVICES & SUPPLIES - 5.4%
          Advisory Board Co.*(a)...............   81,646     5,240,857
          CoStar Group, Inc.*(a)...............  180,940     8,549,415
          EnergySolutions*.....................   46,652     1,259,137
          Fuel Tech, Inc.*(a)..................  194,516     4,405,787
          Interface, Inc. - Class A............  422,002     6,887,073
          Korn/Ferry International*(a).........  359,411     6,764,115
          Pike Electric Corp.*(a)..............  403,616     6,764,604
          TETRA Technology, Inc.*..............  387,632     8,334,088
                                                         -------------
                                                            48,205,076
                                                         -------------
          COMMUNICATIONS EQUIPMENT - 3.2%
          Arris Group, Inc.*...................  211,965     2,115,411
          F5 Networks, Inc.*...................  247,461     7,057,588
          Harmonic, Inc.*......................  377,025     3,951,222
          Nice Systems, Ltd. (ADR)*............  240,721     8,261,545
          Polycom, Inc.*.......................  273,547     7,599,135
                                                         -------------
                                                            28,984,901
                                                         -------------
          COMPUTERS & PERIPHERALS - 0.8%
          Emulex Corp.*........................  434,022     7,083,239
                                                         -------------

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         CONSTRUCTION MATERIALS - 1.4%
         Eagle Materials, Inc.(a)...............  169,562 $   6,016,060
         Texas Industries, Inc.(a)..............   90,370     6,334,937
                                                          -------------
                                                             12,350,997
                                                          -------------
         CONTAINERS & PACKAGING - 1.0%
         Greif, Inc. - Class A..................  133,632     8,735,524
                                                          -------------
         DIVERSIFIED CONSUMER SERVICES - 2.5%
         DeVry, Inc.............................  208,603    10,839,012
         Jackson Hewitt Tax Service, Inc.(a)....  128,540     4,081,145
         Strayer Education, Inc.................   41,714     7,115,574
                                                          -------------
                                                             22,035,731
                                                          -------------
         ELECTRIC UTILITIES - 0.7%
         ITC Holdings Corp......................  116,775     6,588,445
                                                          -------------
         ELECTRICAL EQUIPMENT - 3.1%
         Acuity Brands, Inc.....................   88,340     3,975,300
         General Cable Corp.*(a)................  159,993    11,724,287
         Regal-Beloit Corp.(a)..................  132,290     5,946,436
         Thomas & Betts Corp.*..................  119,354     5,853,120
                                                          -------------
                                                             27,499,143
                                                          -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.2%
         Cogent, Inc.*(a).......................  494,411     5,512,682
         Coherent, Inc.*........................  226,636     5,681,764
         Orbotech, Ltd.*........................  168,138     2,950,822
         Tech Data Corp.*.......................  193,951     7,315,832
         Trimble Navigation, Ltd.*(a)...........  247,749     7,491,930
                                                          -------------
                                                             28,953,030
                                                          -------------
         ENERGY EQUIPMENT & SERVICES - 4.4%
         Core Laboratories N.V.*(a).............   69,413     8,657,189
         Dril-Quip, Inc.*.......................  164,434     9,152,397
         FMC Technologies, Inc.*(a).............  124,050     7,033,635
         ION Geophysical Corp.*(a)..............  428,137     6,756,002
         Unit Corp.*............................  164,021     7,585,971
                                                          -------------
                                                             39,185,194
                                                          -------------
         FOOD & STAPLES RETAILING - 1.5%
         Longs Drug Stores Corp.................  160,818     7,558,446
         Performance Food Group Co.*............  237,315     6,376,654
                                                          -------------
                                                             13,935,100
                                                          -------------
         FOOD PRODUCTS - 0.9%
         Ralcorp Holdings, Inc.*................  126,110     7,666,227
                                                          -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 3.4%
         Gen-Probe, Inc.*.......................  114,394     7,198,815
         Mentor Corp.(a)........................  138,607     5,419,534
         NuVasive, Inc.*(a).....................  239,364     9,459,665
         Wright Medical Group, Inc.*(a).........  304,373     8,878,560
                                                          -------------
                                                             30,956,574
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 5.2%
         athenahealth, Inc.*(a).................   22,385       805,860
         Chemed Corp............................  139,031     7,769,052

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ------------------------------------------------------------

          HEALTH CARE PROVIDERS & SERVICES - CONTINUED
          inVentiv Health, Inc.*...............  202,993 $   6,284,663
          LifePoint Hospitals, Inc.*(a)........  201,774     6,000,759
          Magellan Health Services, Inc.*......  143,672     6,699,426
          Pediatrix Medical Group, Inc.*.......  118,669     8,087,292
          VCA Antech, Inc.*....................  254,284    11,246,981
                                                         -------------
                                                            46,894,033
                                                         -------------
          HEALTH CARE TECHNOLOGY - 1.0%
          Eclipsys Corp.*(a)...................  354,206     8,964,954
                                                         -------------
          HOTELS, RESTAURANTS & LEISURE - 1.4%
          Choice Hotels International, Inc.....  146,473     4,862,903
          Jack in the Box, Inc.*(a)............  171,901     4,429,889
          P.F. Chang's China Bistro, Inc.*(a)..  163,900     3,743,476
                                                         -------------
                                                            13,036,268
                                                         -------------
          HOUSEHOLD DURABLES - 0.4%
          Tempur-Pedic International, Inc.(a)..  147,094     3,820,031
                                                         -------------
          HOUSEHOLD PRODUCTS - 1.2%
          Church & Dwight, Inc.(a).............  192,300    10,397,661
                                                         -------------
          INSURANCE - 2.4%
          HCC Insurance Holdings, Inc..........  200,977     5,764,020
          National Financial Partners Corp.(a).  151,355     6,903,302
          ProAssurance Corp.*(a)...............  136,628     7,503,610
          Security Capital Assurance, Ltd.(a)..  259,998     1,011,392
                                                         -------------
                                                            21,182,324
                                                         -------------
          INTERNET & CATALOG RETAIL - 0.6%
          Shutterfly, Inc.*(a).................  206,254     5,284,227
                                                         -------------
          INTERNET SOFTWARE & SERVICES - 2.0%
          DealerTrack Holdings, Inc.*..........  190,089     6,362,279
          Omniture, Inc.*......................  126,702     4,217,910
          ValueClick, Inc.*(a).................  323,148     7,076,941
                                                         -------------
                                                            17,657,130
                                                         -------------
          IT SERVICES - 3.7%
          Euronet Worldwide, Inc.*(a)..........  278,350     8,350,500
          Global Payments, Inc.................  111,284     5,176,932
          NeuStar, Inc. - Class A*(a)..........  228,213     6,545,149
          SRA International, Inc. - Class A*...  225,001     6,626,279
          Syntel, Inc.(a)......................  170,333     6,561,227
                                                         -------------
                                                            33,260,087
                                                         -------------
          LIFE SCIENCES TOOLS & SERVICES - 2.7%
          AMAG Pharmaceuticals, Inc.*(a).......   77,367     4,652,078
          PAREXEL International Corp.*(a)......  188,238     9,091,895
          Varian, Inc.*........................  157,565    10,288,995
                                                         -------------
                                                            24,032,968
                                                         -------------
          MACHINERY - 3.8%
          Barnes Group, Inc....................  226,562     7,564,905
          Bucyrus International, Inc. - Class A  115,798    11,509,163
          Dynamic Materials Corp.(a)...........  153,501     9,041,209
          Wabtec Corp..........................  186,313     6,416,620
                                                         -------------
                                                            34,531,897
                                                         -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       MARINE - 0.4%
       American Commercial Lines, Inc.*(a).......  222,230 $   3,609,015
                                                           -------------
       MEDIA - 1.7%
       Live Nation, Inc.*(a).....................  276,595     4,016,160
       Marvel Entertainment, Inc.*(a)............  252,047     6,732,175
       National CineMedia, Inc.(a)...............  176,043     4,438,044
                                                           -------------
                                                              15,186,379
                                                           -------------
       METALS & MINING - 1.3%
       Carpenter Technology Corp.(a).............  160,140    12,037,724
                                                           -------------
       OIL, GAS & CONSUMABLE FUELS - 3.8%
       Arena Resources, Inc.*(a).................  210,988     8,800,310
       Bill Barrett Corp.*(a)....................  197,606     8,273,763
       Carrizo Oil & Gas, Inc.*(a)...............  176,125     9,642,844
       Whiting Petroleum Corp.*..................  132,970     7,667,050
                                                           -------------
                                                              34,383,967
                                                           -------------
       PHARMACEUTICALS - 1.8%
       Medicines Co. (The)*(a)...................  254,954     4,884,919
       Medicis Pharmaceutical Corp. - Class A(a).  202,403     5,256,406
       Sciele Pharma, Inc.*(a)...................  296,825     6,070,071
                                                           -------------
                                                              16,211,396
                                                           -------------
       REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.7%
       BioMed Realty Trust, Inc. (REIT)..........  290,219     6,724,374
                                                           -------------
       ROAD & RAIL - 0.7%
       Knight Transportation, Inc.(a)............  397,502     5,887,005
                                                           -------------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.1%
       Cirrus Logic, Inc.*(a)....................  785,659     4,148,279
       Diodes, Inc.*(a)..........................  293,124     8,814,239
       FormFactor, Inc.*(a)......................  146,597     4,852,361
       Microsemi Corp.*(a).......................  365,539     8,093,033
       Power Integrations, Inc.*.................  204,904     7,054,845
       Silicon Laboratories, Inc.*...............  208,549     7,805,989
       SiRF Technology Holdings, Inc.*(a)........  190,066     4,776,359
       Tessera Technologies, Inc.*(a)............  218,605     9,093,968
       Varian Semiconductor Equipment Associates,
         Inc.*...................................  251,128     9,291,736
                                                           -------------
                                                              63,930,809
                                                           -------------
       SOFTWARE - 8.6%
       Ansoft Corp.*.............................  214,345     5,540,818
       ANSYS, Inc.*..............................  250,012    10,365,498
       Blackboard, Inc.*(a)......................  240,961     9,698,680
       Informatica Corp.*........................  513,272     9,249,161
       JDA Software Group, Inc.*.................  330,879     6,769,784
       Lawson Software, Inc.*(a).................  950,153     9,729,567
       Manhattan Associates, Inc.*...............  259,182     6,832,038
       MICROS Systems, Inc.*.....................  155,348    10,899,216
       THQ, Inc.*(a).............................  289,963     8,174,057
                                                           -------------
                                                              77,258,819
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------
     SPECIALTY RETAIL - 1.7%
     Dick's Sporting Goods, Inc.*(a)..........      151,246 $    4,198,589
     DSW, Inc. - Class A*(a)..................      186,708      3,502,642
     HOT Topic, Inc.*(a)......................      594,267      3,458,634
     Zumiez, Inc.*(a).........................      153,176      3,731,367
                                                            --------------
                                                                14,891,232
                                                            --------------
     TEXTILES, APPAREL & LUXURY GOODS - 0.7%
     Warnaco Group, Inc. (The)*...............      187,961      6,541,043
                                                            --------------
     TRADING COMPANIES & DISTRIBUTORS - 0.5%
     WESCO International, Inc.*(a)............      112,633      4,464,772
                                                            --------------
     WIRELESS TELECOMMUNICATION SERVICES - 1.2%
     SBA Communications Corp.*(a).............      212,414      7,188,090
     Virgin Mobile USA, Inc. - Class A*(a)....      386,754      3,438,243
                                                            --------------
                                                                10,626,333
                                                            --------------
     Total Common Stocks
     (Cost $774,160,263)                                       869,447,194
                                                            --------------
     SHORT-TERM INVESTMENTS - 26.1%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/31/07 at 3.550% to be
       repurchased at $26,018,130 on
       01/02/08 collateralized by
       $25,730,000 FHLB at 4.375% due
       09/17/10 with a value of
       $26,537,639............................ $ 26,013,000     26,013,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  207,779,296    207,779,296
                                                            --------------
     Total Short-Term Investments
     (Cost $233,792,296)                                       233,792,296
                                                            --------------

     TOTAL INVESTMENTS - 123.0%
     (Cost $1,007,952,559)                                   1,103,239,490
                                                            --------------

     Other Assets and Liabilities (net) - (23.0)%             (206,162,494)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $  897,076,996
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.
ADR - American Depositary Receipt
FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

MET/AIM SMALL CAP GROWTH PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                           $  869,447,194
   Repurchase Agreement                                                          26,013,000
   Cash                                                                                 708
   Collateral for securities on loan                                            207,779,296
   Receivable for investments sold                                                2,543,996
   Receivable for Trust shares sold                                                 564,693
   Dividends receivable                                                             416,619
   Interest receivable                                                                2,565
                                                                             --------------
      Total assets                                                            1,106,768,071
                                                                             --------------
LIABILITIES
   Payables for:
      Investments purchased                                                          16,653
      Trust shares redeemed                                                         873,465
      Distribution and services fees--Class B                                        63,011
      Distribution and services fees--Class E                                         2,293
      Collateral for securities on loan                                         207,779,296
      Investment advisory fee (Note 3)                                              654,946
      Administration fee                                                              4,727
      Custodian and accounting fees                                                 136,087
   Accrued expenses                                                                 160,597
                                                                             --------------
      Total liabilities                                                         209,691,075
                                                                             --------------
NET ASSETS                                                                   $  897,076,996
                                                                             ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                           $  731,008,716
   Accumulated net realized gain                                                 70,781,349
   Unrealized appreciation on investments and foreign currency                   95,286,931
                                                                             --------------
      Total                                                                  $  897,076,996
                                                                             ==============
NET ASSETS
   Class A                                                                   $  587,098,818
                                                                             ==============
   Class B                                                                      292,044,891
                                                                             ==============
   Class E                                                                       17,933,287
                                                                             ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                       39,507,107
                                                                             ==============
   Class B                                                                       19,915,686
                                                                             ==============
   Class E                                                                        1,211,856
                                                                             ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                   $        14.86
                                                                             ==============
   Class B                                                                            14.66
                                                                             ==============
   Class E                                                                            14.80
                                                                             ==============

-------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements and Securities Lending $  774,160,263

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

MET/AIM SMALL CAP GROWTH PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $ 2,032,801
   Interest (2)                                                             1,808,571
                                                                          -----------
       Total investment income                                              3,841,372
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         6,752,950
   Administration fees                                                         53,611
   Custody and accounting fees                                                 56,662
   Distribution fee--Class B                                                  757,282
   Distribution fee--Class E                                                   25,372
   Transfer agent fees                                                         17,674
   Audit                                                                       29,543
   Legal                                                                       17,958
   Trustee fees and expenses                                                   17,106
   Shareholder reporting                                                      247,273
   Insurance                                                                    8,930
   Other                                                                        6,585
                                                                          -----------
       Total expenses                                                       7,990,946
       Less broker commission recapture                                       (27,095)
                                                                          -----------
   Net expenses                                                             7,963,851
                                                                          -----------
   Net investment loss                                                     (4,122,479)
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                         75,228,500
       Futures contracts                                                       71,162
       Foreign currency                                                           (20)
                                                                          -----------
   Net realized gain on investments, futures contracts and foreign
       currency                                                            75,299,642
                                                                          -----------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                           (745,727)
       Foreign currency                                                             6
                                                                          -----------
   Net change in unrealized depreciation on investments and foreign
       currency                                                              (745,721)
                                                                          -----------
   Net realized and change in unrealized gain on investments, futures
       contracts and foreign currency                                      74,553,921
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $70,431,442
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $         3
(2)Interest income includes securities lending income of:                     543,900

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

MET/AIM SMALL CAP GROWTH PORTFOLIO
                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2007          2006
                                                                         ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment loss                                                   $ (4,122,479) $ (4,174,292)
   Net realized gain on investments, futures contracts and foreign
       currency                                                            75,299,642    53,011,811
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                      (745,721)   30,569,147
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    70,431,442    79,406,666
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains
     Class A                                                               (5,267,476)  (36,089,546)
     Class B                                                               (4,315,128)  (43,349,536)
     Class E                                                                 (224,880)   (2,000,985)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                 (9,807,484)  (81,440,067)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                                              266,241,811   118,659,501
     Class B                                                               58,626,170    16,982,858
     Class E                                                                7,566,542     2,951,893
   Net asset value of shares issued through acquisition
     Class A                                                                       --     9,138,167
     Class B                                                                       --            --
     Class E                                                                       --            --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                5,267,476    36,089,546
     Class B                                                                4,315,128    43,349,536
     Class E                                                                  224,880     2,000,985
   Cost of shares repurchased
     Class A                                                              (46,125,451)  (51,306,019)
     Class B                                                              (97,375,875)  (54,585,272)
     Class E                                                               (6,665,551)   (2,768,455)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions             192,075,130   120,512,740
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                              252,699,088   118,479,339
   Net assets at beginning of period                                      644,377,908   525,898,569
                                                                         ------------  ------------
   Net assets at end of period                                           $897,076,996  $644,377,908
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $         --  $         --
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                 CLASS A
MET/AIM SMALL CAP GROWTH PORTFOLIO                      -----------------------------------------------------
                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------
                                                           2007        2006       2005        2004        2003
                                                        -------     ------     ------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD...................  $13.53     $13.66     $12.84      $12.03      $ 8.65
                                                        -------     ------     ------      ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss....................................   (0.06)(a)  (0.08)(a)  (0.07)(a)   (0.09)(a)   (0.08)(a)
Net Realized/Unrealized Gain on Investments............    1.60       1.97       1.18        0.90        3.46
                                                        -------     ------     ------      ------      ------
Total from Investment Operations.......................    1.54       1.89       1.11        0.81        3.38
                                                        -------     ------     ------      ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income...................      --         --         --          --          --
Distributions from Net Realized Capital Gains..........   (0.21)     (2.02)     (0.29)         --          --
                                                        -------     ------     ------      ------      ------
Total Distributions....................................   (0.21)     (2.02)     (0.29)         --          --
                                                        -------     ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD......................... $ 14.86     $13.53     $13.66      $12.84      $12.03
                                                        =======     ======     ======      ======      ======
TOTAL RETURN                                              11.40 %    13.91 %     8.59 %      6.73 %     39.08 %
Ratio of Expenses to Average Net Assets**..............    0.92 %     0.97 %     0.99 %      1.03 %      1.04 %
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates............................    0.92 %     0.98 %     0.96 %(b)   1.02 %(b)   1.16 %
Ratio of Net Investment Loss to Average Net Assets.....   (0.42)%    (0.58)%    (0.53)%     (0.74)%     (0.78)%
Portfolio Turnover Rate................................    33.6 %     56.4 %     74.8 %      94.9 %      29.8 %
Net Assets, End of Period (in millions)................ $ 587.1     $329.3     $215.4      $ 92.5      $  6.2

                                                                                 CLASS B
                                                        -----------------------------------------------------
                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------
                                                           2007        2006       2005        2004        2003
                                                        -------     ------     ------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD...................  $13.39     $13.51     $12.74      $11.97      $ 8.62
                                                        -------     ------     ------      ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss....................................   (0.10)(a)  (0.11)(a)  (0.10)(a)   (0.12)(a)   (0.11)(a)
Net Realized/Unrealized Gain on Investments............    1.58       2.01       1.16        0.89        3.46
                                                        -------     ------     ------      ------      ------
Total from Investment Operations.......................    1.48       1.90       1.06        0.77        3.35
                                                        -------     ------     ------      ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income...................      --         --         --          --          --
Distributions from Net Realized Capital Gains..........   (0.21)     (2.02)     (0.29)         --          --
                                                        -------     ------     ------      ------      ------
Total Distributions....................................   (0.21)     (2.02)     (0.29)         --          --
                                                        -------     ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD......................... $ 14.66     $13.39     $13.51      $12.74      $11.97
                                                        =======     ======     ======      ======      ======
TOTAL RETURN                                              11.07 %    14.18 %     8.27 %      6.43 %     38.86 %
Ratio of Expenses to Average Net Assets**..............    1.16 %     1.21 %     1.25 %      1.29 %      1.30 %
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates............................    1.17 %     1.23 %     1.20 %(b)   1.23 %(b)   1.36 %
Ratio of Net Investment Loss to Average Net Assets.....   (0.69)%    (0.83)%    (0.80)%     (1.03)%     (1.04)%
Portfolio Turnover Rate................................    33.6 %     56.4 %     74.8 %      94.9 %      29.8 %
Net Assets, End of Period (in millions)................ $ 292.0     $299.7     $297.1      $309.7      $206.3

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deffered Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                               CLASS E
MET/AIM SMALL CAP GROWTH PORTFOLIO                                     ----------------------------------------------------

                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                       ----------------------------------------------------
                                                                          2007       2006       2005        2004        2003
                                                                       ------     ------     ------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $13.50     $13.60     $12.80      $12.01      $ 8.64
                                                                       ------     ------     ------      ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss...................................................  (0.09)(a)  (0.10)(a)  (0.09)(a)   (0.11)(a)   (0.10)(a)
Net Realized/Unrealized Gain on Investments...........................   1.60       2.02       1.18        0.90        3.47
                                                                       ------     ------     ------      ------      ------
Total from Investment Operations......................................   1.51       1.92       1.09        0.79        3.37
                                                                       ------     ------     ------      ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................     --         --         --          --          --
Distributions from Net Realized Capital Gains.........................  (0.21)     (2.02)     (0.29)         --          --
                                                                       ------     ------     ------      ------      ------
Total Distributions...................................................  (0.21)     (2.02)     (0.29)         --          --
                                                                       ------     ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD........................................ $14.80     $13.50     $13.60      $12.80      $12.01
                                                                       ======     ======     ======      ======      ======
TOTAL RETURN                                                            11.20 %    14.25 %     8.46 %      6.58 %     39.00 %
Ratio of Expenses to Average Net Assets**.............................   1.07 %     1.11 %     1.15 %      1.18 %      1.20 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   1.07 %     1.13 %     1.11 %(b)   1.13 %(b)   1.25 %
Ratio of Net Investment Loss to Average Net Assets....................  (0.58)%    (0.73)%    (0.70)%     (0.93)%     (0.94)%
Portfolio Turnover Rate...............................................   33.6 %     56.4 %     74.8 %      94.9 %      29.8 %
Net Assets, End of Period (in millions)............................... $ 17.9     $ 15.4     $ 13.4      $ 12.4      $  8.6

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Met/AIM Small Cap Growth Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


J. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with AIM Capital Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                    Management Fees
                                   earned by Manager
                                   for the year ended
Portfolio                          December 31, 2007  % per annum Average Daily Net Assets
---------                          ------------------ ----------- ------------------------

Met/AIM Small Cap Growth Portfolio     $6,752,950        0.88%       First $500 Million

                                                         0.83%       Over $500 Million

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                               Maximum Expense Ratio
                                               under current Expense
                                               Limitation Agreement
                                              ----------------------
           Portfolio                          Class A Class B Class E
           ---------                          ------- ------- -------

           Met/AIM Small Cap Growth Portfolio  1.05%   1.30%   1.20%

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                                                                        Net
                                                          Shares Issued   Shares Issued              Increase
                                                          in Connection      Through                (Decrease)
                                   Beginning    Shares   with Acquisition   Dividend      Shares     in Shares    Ending
                                    Shares       Sold        (Note 8)     Reinvestment  Repurchased Outstanding   Shares
-                                  ---------- ---------- ---------------- ------------- ----------- ----------- ----------

Met/AIM Small Cap Growth Portfolio

 Class A

 12/31/2007                        24,328,070 17,969,382          --          365,036   (3,155,381) 15,179,037  39,507,107
 12/31/2006                        15,763,026  8,980,141     670,445        2,655,666   (3,741,208)  8,565,044  24,328,070

 Class B

 12/31/2007                        22,380,780  3,947,187          --          302,604   (6,714,885) (2,465,094) 19,915,686
 12/31/2006                        21,984,528  1,275,548          --        3,232,721   (4,112,017)    396,252  22,380,780

 Class E

 12/31/2007                         1,144,249    506,032          --           15,627     (454,052)     67,607   1,211,856
 12/31/2006                           987,075    217,495          --          148,096     (208,417)    157,174   1,144,249

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                             Purchases                        Sales
                                   ------------------------------ ------------------------------
                                   U.S. Government Non-Government U.S. Government Non-Government
                                   --------------- -------------- --------------- --------------

Met/AIM Small Cap Growth Portfolio       $--        $454,370,349        $--        $254,487,716

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                      Federal        Gross         Gross
                                     Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                               Cost      Appreciation (Depreciation)  Appreciation
---------                          -------------- ------------ -------------- --------------

Met/AIM Small Cap Growth Portfolio $1,008,197,166 $148,914,982  $(53,872,658)  $95,042,324

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                  Value of    Value of
                                     Value of       Cash      Non-Cash      Total
                                    Securities   Collateral  Collateral*  Collateral
-                                  ------------ ------------ ----------- ------------

Met/AIM Small Cap Growth Portfolio $203,772,537 $207,779,296 $1,034,347  $208,813,643

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                      Ordinary Income     Long-Term Capital Gain         Total
-                                  ---------------------- ---------------------- ----------------------
                                      2007       2006        2007       2006        2007       2006
-                                  ---------- ----------- ---------- ----------- ---------- -----------

Met/AIM Small Cap Growth Portfolio $1,377,824 $15,555,529 $8,429,660 $65,884,537 $9,807,484 $81,440,066

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                   Undistributed Undistributed     Net
                                     Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                      Income         Gain      Appreciation   and Deferrals       Total
                                   ------------- ------------- ------------ ------------------ ------------

Met/AIM Small Cap Growth Portfolio  $5,792,690    $65,233,266  $95,042,324         $--         $166,068,280

8. ACQUISITIONS

On May 1, 2006, Met/AIM Small Cap Growth Portfolio ("Met/AIM") acquired all of the net assets of Style Focus Series: Small Cap Growth Portfolio, a series of The Travelers Series Trust ("Style Focus"), pursuant to a plan of reorganization approved by Style Focus shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 670,445 Class A shares of Met/AIM (valued at $9.1 million) in exchange for the 715,654 Class A shares of Style Focus outstanding on April 28, 2006. Style Focus Class A net assets at that date ($9.1 million), including $1,296,475 of unrealized appreciation were combined with those of Met/AIM Class A. The cost of securities acquired in the tax-free exchange by Met/AIM from Style Focus was $7,888,935. The aggregate Class A net assets of Met/AIM and Style Focus immediately before the acquisition were $271,272,413 and $9,138,167, respectively. The aggregate Class A net assets of Met/AIM immediately after the acquisition were $280,410,580.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Met/AIM Small Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Met/AIM Small Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio," and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with AIM Capital Management, Inc. (the "AIM Adviser") for investment advisory services in connection with the investment management for the Met/AIM Small Cap Growth Portfolio ("Met/AIM Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the Met/AIM Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Met/AIM Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Met/AIM Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the Met/AIM Portfolio within its performance universe. The Board took into account that the Met/AIM Portfolio ranked above the median of its performance universe for each period. The Board noted that the Met/AIM Portfolio ranked above the Lipper index for the one- and three-year periods and below the Lipper index for the five-year period. The Board considered the analysis provided in the B-M Report demonstrating that the Met/AIM Portfolio ranked above the Russell 2000 Growth benchmark return for both the one- and three-year periods, and below the Russell 2000 Growth benchmark for the five-year period. The Board also considered that the Met/AIM Portfolio outperformed its Morningstar Small Growth category for the one- and three-year periods ending June 30, 2007, and was below its Morningstar category for the five-year period. The Board noted that performance has significantly improved since the change in portfolio manager effective September of 2004. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that the Met/AIM Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Met/AIM Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Met/AIM Portfolio's total expenses exclusive of 12b-1 fees were slightly above the expense group median, but below both the expense universe median and the sub-advised expense universe median. The Board also noted that the Met/AIM Portfolio's actual management fees were slightly above the medians of the expense group and expense universe and slightly below the median of the sub-advised universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Met/AIM Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Met/AIM Portfolio's contractual management fees were above the normalized median of the expense group at the Met/AIM Portfolio's current size. The Board considered that the Manager had negotiated a fee reduction in 2007, and the projected total expense ratio for 2007 for the Met/AIM Portfolio would reflect a moderate reduction in such Portfolio's total expense ratio. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Met/AIM Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Met/AIM Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Met/AIM Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Met/AIM Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Met/AIM Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Met/AIM Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the AIM Adviser's ability to perform under its Advisory Agreement. These factors included: the AIM Adviser's financial condition; the AIM Adviser's current level of staffing and its overall resources, as well as its compensation program; the AIM Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the AIM Adviser's management style and long-term performance record with respect to the Met/AIM Portfolio; and the Met/AIM Portfolio's performance record. With respect to the AIM Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an AIM Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Met/AIM Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Met/AIM Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the AIM Adviser's investment process and philosophy. The Board considered that the AIM Adviser's responsibilities include the development and maintenance of an investment program for the Met/AIM Portfolio which is consistent with the Met/AIM Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the AIM Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Met/AIM Portfolio's advisory fees based on comparative fee and expense information and other factors, including the AIM Adviser's estimated profitability from its relationship with the Met/AIM Portfolio as described below and possible economies of scale. With respect to the Met/AIM Portfolio, the Board also compared the subadvisory fees paid to fees charged by the AIM Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. Additionally, the Board considered data demonstrating no material difference among the advisory fees charged by the AIM Adviser to comparable funds managed by the AIM Adviser or its affiliates. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Met/AIM Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the AIM Adviser of its relationship with the Met/AIM Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received an income statement with respect to the AIM Adviser's operation overall, which was represented to be an indication of the profitability of the AIM Adviser's relationship with the Met/AIM Portfolio, but no portfolio specific data. Therefore, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the AIM Adviser and its affiliates by virtue of the AIM Adviser's relationship to the Met/AIM Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Met/AIM Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the AIM Adviser, the Board determined approval of the Advisory Agreement for the Met/AIM Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Met/AIM Portfolio.

                          MET INVESTORS SERIES TRUST


                              MetLife Aggressive
                              Strategy Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO               FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

For the twelve months ended December 31, 2007, the MetLife Aggressive Strategy Portfolio gained 3.12% and 2.89% for Class A and Class B Shares, respectively. This compares to an 8.66% return for the Dow Jones Aggressive Global Index/1/ and a 6.71% return for the blended benchmark (the Aggressive Blended Benchmark is comprised of the following mix: 76% Wilshire 5000 Equity Index, 19% MSCI EAFE(R) Index, and 5% CG 90-Day T-Bill).

Concerns about the subprime mortgages and the strength of the overall economy initially surfaced in the first half of 2007, but it was not until the second half of the year that those concerns intensified. A slowdown in the credit and housing market fundamentals contributed to the increased market volatility and periods of little to no liquidity in the fixed income markets. The equity markets also focused on liquidity concerns as well as senior management changes at many major financial companies. The Federal Reserve responded to the weakening market by lowering the Federal Funds Rate by a total of 100 basis points to help alleviate liquidity pressures during the year.

Although most broad equity market indices were positive for the year, stock prices did slide in the fourth quarter. During 2007, large cap stocks, as measured by the S&P 500(R) Index/2/ return of +5.5%, did better than small cap stocks, as measured by the -1.6% return of the Russell 2000(R) Index/3/. Growth style stocks generally held up better than value style stocks. There was a wide dispersion among the various sectors of the index: energy and materials were up 34% and 22% respectively, while financials (down 19%) and consumer discretionary (down 13%) dipped sharply. On an international basis, foreign stocks were up for the year, returning +11.2% as measured by the MSCI EAFE Index/SM4/.

Investment grade bonds, as measured by the Lehman Brothers Aggregate Bond Index/5/, posted a +7.0% return in response to a decline in interest rates across the yield curve. Below investment grade bonds, while still eking out a positive return for the year, were adversely impacted by credit concerns brought about by the subprime mortgage crisis. Treasuries were the best performing investment grade sector, while the credit based sectors lagged.

During the period, a slightly higher generic asset class target to small cap stocks than is held in the Wilshire 5000 Equity Index/6/ detracted from the Portfolio's performance relative to blended benchmark. Small cap stocks underperformed larger cap stocks. The Portfolio held an actual overweight position in international equities due to foreign stocks being held by primarily domestic equity managers; this helped relative performance since foreign stocks generally did better than domestic stocks.

Overall, the Portfolio's relative performance results during the period were driven primarily by the underperformance of several of the underlying Portfolios. The biggest detractors to relative performance in order of impact were the Legg Mason Value Equity, Harris Oakmark Focused Value, Legg Mason Aggressive Growth, and Harris Oakmark International Portfolios, all of which underperformed their asset class specific indices. Among the underlying Portfolios that helped relative performance during the period in order of impact were Third Avenue Small Cap Value, RCM Technology, Turner Mid Cap Growth, and Met/AIM Small Cap Growth Portfolios.

--------
/1/ The Dow Jones Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. It is a total returns index formed by equally weighing nine equity style indexes with monthly rebalancing. The nine equity style Indexes
Include: Dow Jones U.S. Large Cap Value, Dow Jones U.S. Large Cap Growth, Dow Jones U.S. Mid Cap Value, Dow Jones U.S. Small Cap Value, Dow Jones U.S. Mid Cap Growth, Dow Jones U.S. Small Cap Growth, Dow Jones Emerging Markets LN, Dow Jones Europe/Canada, and Dow Jones Asia/Pacific. Beginning in 1980 and before 1/1/1992, the Dow Jones 100% Global Portfolio Index (DJ100%GPI) is depicted by an index created for Dow Jones indexes by the quantitative group. This index contains all nine relevant equity asset classes equally weighted and rebalanced monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Russell 2000(R) Index is an unmanaged index which measures the performances of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $898.3 million; the median market capitalization was approximately

--------
$705.4 million. The largest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/5/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

/6/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 80% New York Stock Exchange, 0.5% American Stock Exchange and 19.5% NASDAQ (2007). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend data and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO               FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



Although the Portfolio's broad asset class targets remained the same during the year, there were several adjustments to the underlying portfolio targets during the past year. Specifically, we brought more balance between the growth and value sectors of the large cap equity component of the Portfolio.

MET INVESTORS ADVISORY, LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                Percent of
      Description                                               Net Assets
      --------------------------------------------------------------------
      Van Kampen Comstock Portfolio (Class A)                     11.80%
      --------------------------------------------------------------------
      Lord Abbett Growth and Income Portfolio (Class A)           11.10%
      --------------------------------------------------------------------
      Davis Venture Value Portfolio (Class A)                     11.09%
      --------------------------------------------------------------------
      Third Avenue Small Cap Value Portfolio (Class A)             8.77%
      --------------------------------------------------------------------
      Legg Mason Value Equity Portfolio (Class A)                  7.87%
      --------------------------------------------------------------------
      Harris Oakmark Focused Value Portfolio (Class A)             7.80%
      --------------------------------------------------------------------
      Legg Mason Partners Aggressive Growth Portfolio (Class A)    7.14%
      --------------------------------------------------------------------
      Rainier Large Cap Equity Portfolio (Class A)                 6.21%
      --------------------------------------------------------------------
      Harris Oakmark International Portfolio (Class A)             5.96%
      --------------------------------------------------------------------
      MFS(R) Research International Portfolio (Class A)            5.06%
      --------------------------------------------------------------------
      MFS(R) Emerging Markets Equity Portfolio (Class A)           4.08%
      --------------------------------------------------------------------
      Met/AIM Small Cap Growth Portfolio (Class A)                 3.97%
      --------------------------------------------------------------------
      Jennison Growth Portfolio (Class A)                          3.09%
      --------------------------------------------------------------------
      Turner Mid-Cap Growth Portfolio (Class A)                    2.12%
      --------------------------------------------------------------------
      Goldman Sachs Mid-Cap Value Portfolio (Class A)              2.03%
      --------------------------------------------------------------------
      Neuberger Berman Real Estate Portfolio (Class A)             1.91%
      --------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO               FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


   METLIFE AGGRESSIVE STRATEGY PORTFOLIO VS. DOW JONES AGGRESSIVE PORTFOLIO
                                   INDEX/1/
       AGGRESSIVE BLENDED BENCHMARK/2/ AND WILSHIRE 5000 EQUITY INDEX/3/
                           Growth Based on $10,000+

                                    [CHART]

                                                 Aggressive
                                  Benchmark:      Blended        DJ Agg
                      Fund       Wilshire 5000   Benchmark        Port
                     -------     -------------   -----------     -------
   11/3/2004         $10,000      $10,000        $10,000         $10,000
  12/31/2004          10,715       10,843         10,713          11,036
  12/31/2005          11,828       11,535         11,537          12,420
  12/31/2006          13,440       13,354         13,528          14,667
  12/31/2007          13,829       14,104         14,436          15,937



    ----------------------------------------------------------------
                                       Average Annual Return/4/
                                     (for the year ended 12/31/07)
    ----------------------------------------------------------------
                                    1 Year 3 Year Since Inception/5/
    ----------------------------------------------------------------
    MetLife Aggressive Strategy
    Portfolio--Class A              3.12%      --      12.03%
--   Class B                        2.89%   8.87%      10.80%
    ----------------------------------------------------------------
    Dow Jones Aggressive Portfolio
- - Index/1/                        8.66%  13.03%      15.85%
    ----------------------------------------------------------------
--  Aggressive Blended Benchmark/2/ 6.71%  10.44%      12.80%
    ----------------------------------------------------------------
- - Wilshire 5000 Equity Index/3/   5.62%   9.16%      11.47%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. It is a total returns index formed by equally weighing nine equity style indexes with monthly rebalancing. The nine equity style Indexes
Include: Dow Jones U.S. Large Cap Value, Dow Jones U.S. Large Cap Growth, Dow Jones U.S. Mid Cap Value, Dow Jones U.S. Small Cap Value, Dow Jones U.S. Mid Cap Growth, Dow Jones U.S. Small Cap Growth, Dow Jones Emerging Markets LN, Dow Jones Europe/Canada, and Dow Jones Asia/Pacific. Beginning in 1980 and before 1/1/1992, the Dow Jones 100% Global Portfolio Index (DJ100%GPI) is depicted by an index created for Dow Jones indexes by the quantitative group. This index contains all nine relevant equity asset classes equally weighted and rebalanced monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/The Aggressive Blended Benchmark is comprised of 76% Wilshire 5000 Equity Index, 19% Morgan Stanley Capital International Europe Australasia and Far East Index ("MSCI EAFE(R) Index") and 5% Citigroup 3-Month Treasury Bill Index. The Index does not include fees or expenses and is not available for direct investment.

The MSCI EAFE(R) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO               FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
METLIFE AGGRESSIVE STRATEGY PORTFOLIO       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  963.30        $0.49
  Hypothetical (5% return before expenses)     1,000.00      1,024.70         0.51
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $  961.80        $1.73
  Hypothetical (5% return before expenses)     1,000.00      1,023.44         1.79
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.10% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
METLIFE AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)



       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                SHARES     (NOTE 2)
       -----------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       Davis Venture Value Portfolio
         (Class A)(a)........................... 2,487,418 $ 90,641,513
       Goldman Sachs Mid-Cap Value Portfolio
         (Class A)(b)........................... 1,224,020   16,609,947
       Harris Oakmark Focused Value Portfolio
         (Class A)(a)...........................   290,568   63,762,190
       Harris Oakmark International Portfolio
         (Class A)(b)........................... 2,819,901   48,699,694
       Jennison Growth Portfolio (Class A)(a)... 1,852,992 25,237,749 Legg Mason Partners Aggressive Growth
         Portfolio (Class A)(b)................. 7,742,085   58,375,323
       Legg Mason Value Equity Portfolio
         (Class A)(b)........................... 6,129,950   64,364,478
       Lord Abbett Growth and Income Portfolio
         (Class A)(b)........................... 3,138,699   90,677,025
       Met/AIM Small Cap Growth Portfolio
         (Class A)(b)........................... 2,183,341   32,444,450
       MFS(R) Emerging Markets Equity Portfolio
         (Class A)(b)........................... 2,319,630   33,356,282
       MFS(R) Research International Portfolio
         (Class A)(b)........................... 2,868,740   41,395,913
       Neuberger Berman Real Estate Portfolio
         (Class A)(b)........................... 1,111,828   15,654,534
       Rainier Large Cap Equity Portfolio
         (Class A)(b)........................... 5,074,023   50,740,228
       Third Avenue Small Cap Value Portfolio
         (Class A)(b)........................... 4,552,688   71,704,832
       Turner Mid-Cap Growth Portfolio
         (Class A)(b)........................... 1,131,846   17,351,201
       Van Kampen Comstock Portfolio
         (Class A)(b)........................... 8,568,635   96,482,826
                                                           ------------
       Total Investment Company Securities
         (Cost $781,710,863)                                817,498,185
                                                           ------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $781,710,863)                                  817,498,185
                                                           ------------

       Other Assets and Liabilities (net) - 0.0%               (287,153)
                                                           ------------

       TOTAL NET ASSETS - 100.0%                           $817,211,032
                                                           ============

PORTFOLIO FOOTNOTES:

(a) A Portfolio of Metropolitan Series Fund, Inc.
(b) A Portfolio of Met Investors Series Trust.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

METLIFE AGGRESSIVE STRATEGY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $817,498,185
   Receivable for investments sold                                            388,893
   Receivable for Trust shares sold                                           167,567
   Receivable from investment manager (Note 3)                                  6,277
                                                                         ------------
     Total assets                                                         818,060,922
                                                                         ------------
LIABILITIES
   Payables for:
     Trust shares redeemed                                                    556,460
     Distribution and services fees--Class B                                  176,104
     Investment advisory fee (Note 3)                                          63,471
     Administration fee                                                         1,999
     Custodian and accounting fees                                             23,999
   Accrued expenses                                                            27,857
                                                                         ------------
     Total liabilities                                                        849,890
                                                                         ------------
NET ASSETS                                                               $817,211,032
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $700,994,110
   Accumulated net realized gain                                           70,782,969
   Unrealized appreciation on investments                                  35,787,322
   Undistributed net investment income                                      9,646,631
                                                                         ------------
     Total                                                               $817,211,032
                                                                         ============
NET ASSETS
   Class A                                                               $    407,496
                                                                         ============
   Class B                                                                816,803,536
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                     32,319
                                                                         ============
   Class B                                                                 64,928,499
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      12.61
                                                                         ============
   Class B                                                                      12.58
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost                                                    $781,710,863

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

METLIFE AGGRESSIVE STRATEGY PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $  6,141,852
                                                                          ------------
       Total investment income                                               6,141,852
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                            773,161
   Administration fees                                                          23,999
   Custody and accounting fees                                                  18,741
   Distribution fee--Class B                                                 2,159,782
   Transfer agent fees                                                           4,811
   Audit                                                                        17,713
   Legal                                                                        20,372
   Trustee fees and expenses                                                    15,478
   Insurance                                                                     1,319
   Other                                                                         4,331
                                                                          ------------
       Total expenses                                                        3,039,707
       Less fees waived and expenses reimbursed by the Manager                 (15,711)
                                                                          ------------
   Net expenses                                                              3,023,996
                                                                          ------------
   Net investment income                                                     3,117,856
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on:
       Investments                                                          35,016,724
       Capital gain distributions from underlying Portfolios                42,744,019
                                                                          ------------
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           77,760,743
                                                                          ------------
   Net change in unrealized depreciation on:
       Investments                                                         (55,155,697)
                                                                          ------------
   Net change in unrealized depreciation on investments                    (55,155,697)
                                                                          ------------
   Net realized and change in unrealized gain on investments                22,605,046
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 25,722,902
                                                                          ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007


METLIFE AGGRESSIVE STRATEGY PORTFOLIO
                                                                           Year Ended    Year Ended
                                                                          December 31,  December 31,
                                                                              2007          2006
                                                                         -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   3,117,856  $ 11,122,847
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           77,760,743    52,452,182
   Net change in unrealized appreciation (depreciation) on investments     (55,155,697)   35,313,603
                                                                         -------------  ------------
   Net increase in net assets resulting from operations                     25,722,902    98,888,632
                                                                         -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                    (5,064)         (271)
     Class B                                                               (11,117,773)      (73,934)
   From net realized gains
     Class A                                                                   (20,518)       (1,057)
     Class B                                                               (52,826,561)   (5,375,233)
                                                                         -------------  ------------
   Net decrease in net assets resulting from distributions                 (63,969,916)   (5,450,495)
                                                                         -------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                   265,393       228,293
     Class B                                                               149,888,799   170,137,151
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                    25,582         1,328
     Class B                                                                63,944,334     5,449,167
   Cost of shares repurchased
     Class A                                                                  (126,512)      (69,933)
     Class B                                                              (214,723,473)  (74,797,308)
                                                                         -------------  ------------
   Net increase (decrease) in net assets from capital share
       transactions                                                           (725,877)  100,948,698
                                                                         -------------  ------------
TOTAL INCREASE IN NET ASSETS                                               (38,972,891)  194,386,835
   Net assets at beginning of period                                       856,183,923   661,797,088
                                                                         -------------  ------------
   Net assets at end of period                                           $ 817,211,032  $856,183,923
                                                                         =============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $   9,646,631  $ 11,122,835
                                                                         =============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


       SELECTED PER SHARE
       DATA FOR THE YEAR
       OR PERIOD ENDED:

       METLIFE AGGRESSIVE                CLASS A
       STRATEGY PORTFOLIO    ----------------------------
                                   FOR THE YEARS ENDED
                                       DECEMBER 31,
                             ----------------------------
                                2007       2006     2005(B)
                             ------     ------     -------
       NET ASSET VALUE,
       BEGINNING OF PERIOD.. $13.21     $11.68     $10.27
                             ------     ------     ------
       INCOME FROM
       INVESTMENT
       OPERATIONS
       Net Investment
         Income.............   0.09 (a)   0.22 (a)   0.77 (a)
       Net
         Realized/Unrealized
         Gain on
         Investments........   0.34       1.42       0.79
                             ------     ------     ------
       Total from
         Investment
         Operations.........   0.43       1.64       1.56
                             ------     ------     ------
       LESS DISTRIBUTIONS
       Dividends from Net
         Investment Income..  (0.20)     (0.02)     (0.11)
       Distributions from
         Net Realized
         Capital Gains......  (0.83)     (0.09)     (0.04)
                             ------     ------     ------
       Total Distributions..  (1.03)     (0.11)     (0.15)
                             ------     ------     ------
       NET ASSET VALUE,
       END OF PERIOD........ $12.61     $13.21     $11.68
                             ======     ======     ======
       TOTAL RETURN            3.12%     14.10%     15.12%
       Ratio of Expenses
         to Average Net
         Assets.............   0.10%      0.10%      0.12%*
       Ratio of Expenses
         to Average Net
         Assets Before
         Reimbursement and
         Rebates............   0.10%      0.11%      0.12%*
       Ratio of Net
         Investment Income
         to Average Net
         Assets.............   0.69%      1.75%      1.08%*
       Portfolio Turnover
         Rate...............   27.2%      26.0%      18.3%
       Net Assets, End of
         Period (in
         millions).......... $  0.4     $  0.3     $  0.1

                                               CLASS B
                             ---------------------------------------
                                  FOR THE YEARS ENDED DECEMBER 31,
                             ---------------------------------------
                                2007       2006      2005      2004(C)
                             ------     ------     -------    -------
       NET ASSET VALUE,
       BEGINNING OF PERIOD.. $13.18     $11.68     $10.69     $10.00
                             ------     ------     ------     ------
       INCOME FROM
       INVESTMENT
       OPERATIONS
       Net Investment
         Income.............   0.05 (a)   0.18 (a)   0.20 (a)   0.08 (a)
       Net
         Realized/Unrealized
         Gain on
         Investments........   0.35       1.41       0.91       0.64
                             ------     ------     ------     ------
       Total from
         Investment
         Operations.........   0.40       1.59       1.11       0.72
                             ------     ------     ------     ------
       LESS DISTRIBUTIONS
       Dividends from Net
         Investment Income..  (0.17)     (0.00)+    (0.08)     (0.03)
       Distributions from
         Net Realized
         Capital Gains......  (0.83)     (0.09)     (0.04)        --
                             ------     ------     ------     ------
       Total Distributions..  (1.00)     (0.09)     (0.12)     (0.03)
                             ------     ------     ------     ------
       NET ASSET VALUE,
       END OF PERIOD........ $12.58     $13.18     $11.68     $10.69
                             ======     ======     ======     ======
       TOTAL RETURN            2.89%     13.64%     10.38%      7.15%
       Ratio of Expenses
         to Average Net
         Assets.............   0.35%      0.35%      0.35%      0.35%*
       Ratio of Expenses
         to Average Net
         Assets Before
         Reimbursement and
         Rebates............   0.35%      0.36%      0.37%      0.52%*
       Ratio of Net
         Investment Income
         to Average Net
         Assets.............   0.36%      1.45%      1.80%      4.77%*
       Portfolio Turnover
         Rate...............   27.2%      26.0%      18.3%       0.0%(d)
       Net Assets, End of
         Period (in
         millions).......... $816.8     $855.9     $661.7     $304.5

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.
(c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is MetLife Aggressive Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in the underlying Portfolios are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the underlying Portfolios are recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                       Management Fees
                                      earned by Manager
                                      for the year ended
Portfolio                             December 31, 2007  % per annum  Average Daily Net Assets
---------                             ------------------ ----------- --------------------------

MetLife Aggressive Strategy Portfolio      $773,161          0.10%   First $500 Million

                                                            0.075%   $500 Million to $1 Billion

                                                             0.05%   Over $1 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                                    Expenses Deferred in
-                                                             --------------------------------
                                                               2004     2005    2006    2007
-                                      Maximum Expense Ratio  ------- -------- ------- -------
                                       under current Expense        Subject to repayment
                                       Limitation Agreement          until December 31,
-                                     ---------------------   --------------------------------
Portfolio                             Class A Class B Class E   2009     2010    2011    2012
---------                             ------- ------- ------- ------- -------- ------- -------

MetLife Aggressive Strategy Portfolio  0.10%   0.35%   0.25%* $32,989 $122,410 $98,966 $11,142

* Class not offered during the period.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The amount waived and expenses reimbursed for the year ended December 31, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                             Shares Issued              Net Increase
                                                                Through                  (Decrease)
                                       Beginning    Shares     Dividend      Shares      in Shares     Ending
                                        Shares       sold    Reinvestment  Repurchased  Outstanding    Shares
-                                      ---------- ---------- ------------- -----------  ------------ ----------

 MetLife Aggressive Strategy Portfolio

 Class A

 12/31/2007                                19,506     20,562       1,991        (9,740)     12,813       32,319
 12/31/2006                                 6,826     18,200         107        (5,627)     12,680       19,506

 Class B

 12/31/2007                            64,934,609 11,534,890   4,980,088   (16,521,088)     (6,110)  64,928,499
 12/31/2006                            56,661,492 13,918,370     438,741    (6,083,994)  8,273,117   64,934,609

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                Purchases                        Sales
-                                     ------------------------------ ------------------------------
                                      U.S. Government Non-Government U.S. Government Non-Government
-                                     --------------- -------------- --------------- --------------

MetLife Aggressive Strategy Portfolio       $--        $234,632,971        $--        $253,486,128

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                        Federal       Gross         Gross
                                       Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                 Cost     Appreciation (Depreciation)  Appreciation
---------                             ------------ ------------ -------------- --------------

MetLife Aggressive Strategy Portfolio $782,461,294 $51,147,468   $(16,110,576)  $35,036,892

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                        Ordinary Income    Long-Term Capital Gain         Total
-                                     -------------------- ---------------------- ----------------------
                                         2007       2006      2007        2006       2007        2006
-                                     ----------- -------- ----------- ---------- ----------- ----------

MetLife Aggressive Strategy Portfolio $11,375,570 $777,025 $52,594,346 $4,673,469 $63,969,916 $5,450,494

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

6. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                      Undistributed Undistributed     Net
                                        Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                         Income         Gain      Appreciation   and Deferrals       Total
-                                     ------------- ------------- ------------ ------------------ ------------

MetLife Aggressive Strategy Portfolio  $10,676,116   $70,503,914  $35,036,892         $--         $116,216,922

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

Transactions in the Underlying Portfolios during the year ended December 31, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year are as follows:

                                                              Number of                                          Number of
                                                           shares held at   Shares purchased   Shares sold    shares held at
Security Description                                      December 31, 2006 during the year  during the year December 31, 2007
--------------------                                      ----------------- ---------------- --------------- -----------------

Legg Mason Partners Aggressive Growth Portfolio (Class A)    10,292,644        2,186,255       (4,736,814)       7,742,085

MFS(R) Emerging Markets Equity Portfolio (Class A)            3,447,292          184,365       (1,312,027)       2,319,630

Rainier Large Cap Equity Portfolio (Class A)                         --        5,185,132         (111,109)       5,074,023

                                                                                 Capital
                                                          Net Realized Gain Gain Distributions  Income earned
                                                           on Investments    from Affiliates   from Affiliates
Security Description                                       during the year   during the year   during the year Ending Value
--------------------                                      ----------------- ------------------ --------------- ------------

Legg Mason Partners Aggressive Growth Portfolio (Class A)    $   73,067         $7,925,416        $194,618     $58,375,323

MFS(R) Emerging Markets Equity Portfolio (Class A)            3,104,137                 --          28,794      33,356,282

Rainier Large Cap Equity Portfolio (Class A)                     47,082                 --          46,510      50,740,228

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Aggressive Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Aggressive Strategy Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A




Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser" and collectively, the "Advisers") for the series of the Trust (each a "Portfolio" and collectively, the "Portfolios"). The Manager provides investment advisory services in connection with the investment management of the MetLife Aggressive Strategy Portfolio ("MetLife Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the MetLife Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Portfolio (together, the "Asset Allocation Portfolios"), the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios and of the personnel overseeing the Advisers, as well as compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Manager has hired Morningstar Associates, LLC ("Morningstar"), an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist the Manager with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios. The Manager is responsible for paying the consulting fees.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the MetLife Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar. The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the MetLife Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-year and since inception periods ending July 31, 2007 of the MetLife Portfolio within its performance universe. The Board took into account that the MetLife Portfolio ranked above the median and the Lipper index of its performance universe for the since inception period. The Board noted that the MetLife Portfolio ranked below the median and Lipper index for the one-year period. The Board considered the analysis provided in the B-M Report demonstrating that the MetLife Portfolio ranked below the DJ Aggressive Portfolio benchmark return for the one-year period. The Board took into account that the MetLife Portfolio is new, and accordingly, is closely monitoring its performance in light of its underperformance. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that appropriate action is being taken to address the MetLife Portfolio's performance.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller expense group of peer funds chosen by Lipper ("expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the MetLife Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the MetLife Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median and the expense universe median. The Board also noted that the MetLife Portfolio's actual management fees were slightly above the expense group median and below the expense universe median. The Board noted that according to the Lipper data, which compared the relative fee structures of the MetLife Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the MetLife Portfolio's contractual management fees were below the normalized median of the expense group at the MetLife Portfolio's current size. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the MetLife Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the MetLife Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the MetLife Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. With respect to the MetLife Portfolio, the Board noted that the management fee is in addition to the fees received by the Manager and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios invest. With regard to the Underlying Portfolios, the Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the MetLife Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the MetLife Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the MetLife Portfolio's assets increase over time, the MetLife Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses, and that investors in the MetLife Portfolio would also benefit from economies of scale realized in the Underlying Portfolios. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board also considered other potential ancillary benefits, including any benefits derived from investment advisory fees payable to the Manager with respect to the Underlying Portfolios in which the Asset Allocation Portfolios invest. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the MetLife Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the management fee to be paid to the Manager for the MetLife Portfolio and concluded that the management fee to be paid to the Manager with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the MetLife Portfolio and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the MetLife Portfolio and those of its Underlying Portfolios.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

                          MET INVESTORS SERIES TRUST


                               MetLife Balanced
                              Strategy Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the twelve months ended December 31, 2007, the MetLife Balanced Strategy Portfolio gained 5.16% and 4.88% for Class A and Class B Shares, respectively. This compares to an 8.02% return of the Dow Jones Moderate Global Index/1/ and a 6.70% return for the blended benchmark (the Balanced Blended Benchmark is comprised of the following mix: 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal, 13% MSCI EAFE(R) Index, and 5% CG 90-Day T-Bill).

Concerns about the subprime mortgages and the strength of the overall economy initially surfaced in the first half of 2007, but it was not until the second half of the year that those concerns intensified. A slowdown in the credit and housing market fundamentals contributed to the increased market volatility and periods of little to no liquidity in the fixed income markets. The equity markets also focused on liquidity concerns as well as senior management changes at many major financial companies. The Federal Reserve responded to the weakening market by lowering the Federal Funds Rate by a total of 100 basis points to help alleviate liquidity pressures during the year.

Although most broad equity market indices were positive for the year, stock prices did slide in the fourth quarter. During 2007, large cap stocks, as measured by the S&P 500(R) Index/2/ return of +5.5%, did better than small cap stocks, as measured by the -1.6% return of the Russell 2000(R) Index/3/. Growth style stocks generally held up better than value style stocks. There was a wide dispersion among the various sectors of the index: energy and materials were up 34% and 22% respectively, while financials (down 19%) and consumer discretionary (down 13%) dipped sharply. On an international basis, foreign stocks were up for the year, returning +11.2% as measured by the MSCI EAFE Index/SM4/.

Investment grade bonds, as measured by the Lehman Brothers Aggregate Bond Index/5/, posted a +7.0% return in response to a decline in interest rates across the yield curve. Below investment grade bonds, while still eking out a positive return for the year, were adversely impacted by credit concerns brought about by the subprime mortgage crisis. Treasuries were the best performing investment grade sector, while the credit based sectors lagged.

During the period, a slightly higher asset class target to high yield bonds and small cap stocks than is held in the broad indices (Lehman Universal Bond Index and the Wilshire 5000 Equity Index/6/) detracted from the Portfolio's performance relative to blended benchmark. High yield bonds underperformed higher grade bonds during the year because of credit concerns. Small cap stocks generally underperformed larger cap stocks. The Portfolio held an actual overweight position in international equities due to foreign stocks being held by primarily domestic equity managers; this helped relative performance since foreign stocks generally did better than domestic stocks.

Overall, the Portfolio's relative performance results during the period were driven primarily by the underperformance of several of the underlying Portfolios. The biggest detractors to relative performance in order of impact were the Legg Mason Value Equity, Harris Oakmark Focused Value, Harris Oakmark International, and Legg Mason Aggressive Growth Portfolios, all of which underperformed their asset class specific indices. Among the underlying Portfolios that helped relative performance during the period in order of impact were Loomis Sayles Global Markets, Third Avenue Small Cap Value, Turner Mid Cap Growth, and Lord Abbett Bond Debenture Portfolios.

--------
/1/ The Dow Jones Moderate Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ60%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 60% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Russell 2000(R) Index is an unmanaged index which measures the performances of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $898.3 million; the median market capitalization was approximately

--------
$705.4 million. The largest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/5/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

/6/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 80% New York Stock Exchange, 0.5% American Stock Exchange and 19.5% NASDAQ (2007). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend data and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



Although the Portfolio's broad asset class targets remained the same during the year, there were several adjustments to the underlying portfolio targets during the past year. Specifically, we further diversified the fixed income component and brought more balance between the growth and value sectors of the large cap equity component of the Portfolio.

MET INVESTORS ADVISORY, LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                 Percent of
    Description                                                  Net Assets
    -----------------------------------------------------------------------
    PIMCO Total Return Portfolio (Class A)                         11.07%
    -----------------------------------------------------------------------
    Davis Venture Value Portfolio (Class A)                         8.06%
    -----------------------------------------------------------------------
    Van Kampen Comstock Portfolio (Class A)                         7.86%
    -----------------------------------------------------------------------
    Lord Abbett Growth and Income Portfolio (Class A)               7.05%
    -----------------------------------------------------------------------
    Legg Mason Value Equity Portfolio (Class A)                     5.90%
    -----------------------------------------------------------------------
    Western Asset Management U.S. Government Portfolio (Class A)    4.98%
    -----------------------------------------------------------------------
    Lord Abbett Bond Debenture Portfolio (Class A)                  4.97%
    -----------------------------------------------------------------------
    Third Avenue Small Cap Value Portfolio (Class A)                4.87%
    -----------------------------------------------------------------------
    Loomis Sayles Global Markets Portfolio (Class A)                4.14%
    -----------------------------------------------------------------------
    Legg Mason Partners Aggressive Growth Portfolio (Class A)       4.08%
    -----------------------------------------------------------------------
    PIMCO Inflation Protected Bond Portfolio (Class A)              4.00%
    -----------------------------------------------------------------------
    Harris Oakmark International Portfolio (Class A)                3.97%
    -----------------------------------------------------------------------
    Harris Oakmark Focused Value Portfolio (Class A)                3.90%
    -----------------------------------------------------------------------
    Rainier Large Cap Equity Portfolio (Class A)                    3.10%
    -----------------------------------------------------------------------
    MFS(R) Research International Portfolio (Class A)               3.04%
    -----------------------------------------------------------------------
    Lazard Mid-Cap Portfolio (Class A)                              2.90%
    -----------------------------------------------------------------------
    Turner Mid-Cap Growth Portfolio (Class A)                       2.12%
    -----------------------------------------------------------------------
    Jennison Growth Portfolio (Class A)                             2.06%
    -----------------------------------------------------------------------
    MFS(R) Emerging Markets Equity Portfolio (Class A)              2.04%
    -----------------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth Portfolio (Class A)                2.03%
    -----------------------------------------------------------------------
    Goldman Sachs Mid-Cap Value Portfolio (Class A)                 2.03%
    -----------------------------------------------------------------------
    Met/AIM Small Cap Growth Portfolio (Class A)                    1.97%
    -----------------------------------------------------------------------
    BlackRock High Yield Portfolio (Class A)                        1.96%
    -----------------------------------------------------------------------
    Neuberger Berman Real Estate Portfolio (Class A)                1.90%
    -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


 METLIFE BALANCED STRATEGY PORTFOLIO VS. DOW JONES MODERATE PORTFOLIO INDEX/1/
                                      AND
                         BALANCED BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]
                                 Balanced       DJ Mod
                                 Blended        Port
                     Fund        Benchmark      Index
                  ---------     ----------      ---------
  11/3/2004        $10,000      $10,000         $10,000
 12/31/2004         10,419       10,501          10,694
 12/31/2005         11,161       11,144          11,469
 12/31/2006         12,497       12,627          12,835
 12/31/2007         13,107       13,473          13,865


    --------------------------------------------------------------
                                       Average Annual Return
                                  (for the year ended 12/31/07)/3/
    --------------------------------------------------------------
                                  1 Year 3 Year Since Inception/4/
    --------------------------------------------------------------
    MetLife Balanced Strategy
    Portfolio--Class A            5.16%     --       10.39%
--  Class B                       4.88%  7.95%        8.94%
    --------------------------------------------------------------
    Dow Jones Moderate Portfolio
--  Index/1/                      8.02%  9.04%       10.87%
    --------------------------------------------------------------
- - Balanced Blended Benchmark/2/ 6.70%  8.67%       10.23%
    --------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Moderate Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ60%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 60% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/The Balanced Blended Benchmark is comprised of 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. The Index does not include fees or expenses and is not available for direct investment.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market Values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 10/31/04.

Effective July 1, 2007, Morgan Stanley Capital International, Inc. (MSCI) discontinued the MSCI Global Capital Markets Index and the Portfolio will use the Dow Jones Moderate Portfolio Index in future reports to policyholders as the Portfolio's primary benchmark.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
METLIFE BALANCED STRATEGY PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  991.80        $0.30
  Hypothetical (5% return before expenses)     1,000.00      1,024.90         0.31
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $  991.00        $1.56
  Hypothetical (5% return before expenses)     1,000.00      1,023.64         1.58
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.06% and 0.31% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
METLIFE BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                                SHARES      (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      BlackRock High Yield Portfolio
        (Class A)(b).......................... 16,106,027 $   132,713,659
      Davis Venture Value Portfolio
        (Class A)(a).......................... 14,913,804     543,459,010
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A)(b).......................... 10,090,523     136,928,399
      Harris Oakmark Focused Value Portfolio
        (Class A)(a)..........................  1,198,172     262,926,932
      Harris Oakmark International Portfolio
        (Class A)(b).......................... 15,500,566     267,694,776
      Jennison Growth Portfolio (Class A)(a).. 10,179,482     138,644,541
      Lazard Mid-Cap Portfolio (Class A)(b)... 16,054,955     195,388,799
      Legg Mason Partners Aggressive Growth
        Portfolio (Class A)(b)................ 36,460,044     274,908,730
      Legg Mason Value Equity Portfolio
        (Class A)(b).......................... 37,908,786     398,042,256
      Loomis Sayles Global Markets Portfolio
        (Class A)*(b)......................... 21,019,835     279,143,413
      Lord Abbett Bond Debenture Portfolio
        (Class A)(b).......................... 26,519,353     334,939,424
      Lord Abbett Growth and Income Portfolio
        (Class A)(b).......................... 16,467,827     475,755,513
      Met/AIM Small Cap Growth Portfolio
        (Class A)(b)..........................  9,002,250     133,773,436
      MFS(R) Emerging Markets Equity Portfolio
        (Class A)(b)..........................  9,561,137     137,489,151
      MFS(R) Research International Portfolio
        (Class A)(b).......................... 14,189,095     204,748,639
      Neuberger Berman Real Estate Portfolio
        (Class A)(b)..........................  9,172,733     129,152,078
      PIMCO Inflation Protected Bond Portfolio
        (Class A)(b).......................... 24,645,067     270,109,932
      PIMCO Total Return Portfolio
        (Class A)(b).......................... 60,750,621     746,625,139
      Rainier Large Cap Equity Portfolio
        (Class A)(b).......................... 20,904,619     209,046,189
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A)(b).......................... 13,942,141     137,051,248
      Third Avenue Small Cap Value Portfolio
        (Class A)(b).......................... 20,864,228     328,611,593
      Turner Mid-Cap Growth Portfolio
        (Class A)(b)..........................  9,322,654     142,916,286

     ---------------------------------------------------------------------
     SECURITY                                                  VALUE
     DESCRIPTION                                 SHARES       (NOTE 2)
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - CONTINUED
     Van Kampen Comstock Portfolio
       (Class A)(b)........................... 47,105,067 $   530,403,059
     Western Asset Management U.S.
       Government Portfolio (Class A)(a)...... 26,902,735     336,015,162
                                                          ---------------
     Total Investment Company Securities
       (Cost $6,414,355,645)                                6,746,487,364
                                                          ---------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $6,414,355,645)                                  6,746,487,364
                                                          ---------------

     Other Assets and Liabilities (net) - 0.0%                 (1,794,648)
                                                          ---------------

     TOTAL NET ASSETS - 100.0%                            $ 6,744,692,716
                                                          ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) A Portfolio of Metropolitan Series Fund, Inc.
(b) A Portfolio of Met Investors Series Trust.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

METLIFE BALANCED STRATEGY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $6,746,487,364
   Receivable for Trust shares sold                                           4,923,726
                                                                         --------------
     Total assets                                                         6,751,411,090
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                    4,041,658
     Trust shares redeemed                                                      882,068
     Distribution and services fees--Class B                                  1,428,133
     Investment advisory fee (Note 3)                                           317,524
     Administration fee                                                           1,999
     Custodian and accounting fees                                               27,970
   Accrued expenses                                                              19,022
                                                                         --------------
     Total liabilities                                                        6,718,374
                                                                         --------------
NET ASSETS                                                               $6,744,692,716
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $6,095,875,668
   Accumulated net realized gain                                            213,658,441
   Unrealized appreciation on investments                                   332,131,719
   Undistributed net investment income                                      103,026,888
                                                                         --------------
     Total                                                               $6,744,692,716
                                                                         ==============
NET ASSETS
   Class A                                                               $    1,120,368
                                                                         ==============
   Class B                                                                6,743,572,348
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                       92,198
                                                                         ==============
   Class B                                                                  556,280,267
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        12.15
                                                                         ==============
   Class B                                                                        12.12
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost                                                    $6,414,355,645

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

METLIFE BALANCED STRATEGY PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $ 82,368,648
                                                                          ------------
       Total investment income                                              82,368,648
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          3,396,810
   Administration fees                                                          23,999
   Custody and accounting fees                                                  18,741
   Distribution fee--Class B                                                15,106,598
   Transfer agent fees                                                           4,811
   Audit                                                                        22,263
   Legal                                                                        20,372
   Trustee fees and expenses                                                    15,479
   Insurance                                                                     1,181
   Other                                                                         6,387
                                                                          ------------
       Total expenses                                                       18,616,641
                                                                          ------------
   Net investment income                                                    63,752,007
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on:
       Investments                                                          66,792,257
       Capital gain distributions from underlying Portfolios               195,835,834
                                                                          ------------
   Net realized gain on investments and capital gain from underlying
       Portfolios                                                          262,628,091
                                                                          ------------
   Net change in unrealized depreciation on:
       Investments                                                         (71,489,543)
                                                                          ------------
   Net change in unrealized depreciation on investments                    (71,489,543)
                                                                          ------------
   Net realized and change in unrealized gain on investments               191,138,548
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $254,890,555
                                                                          ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007


METLIFE BALANCED STRATEGY PORTFOLIO
                                                                           Year Ended      Year Ended
                                                                          December 31,    December 31,
                                                                              2007            2006
                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   63,752,007  $   98,920,864
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           262,628,091     174,987,469
   Net change in unrealized appreciation (depreciation) on investments      (71,489,543)    229,495,589
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                     254,890,555     503,403,922
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                    (16,665)           (936)
     Class B                                                                (98,904,253)       (374,658)
   From net realized gains
     Class A                                                                    (27,801)         (3,323)
     Class B                                                               (182,879,835)    (25,593,222)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                 (281,828,554)    (25,972,139)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                    415,440         566,990
     Class B                                                              1,973,926,424   1,208,693,056
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                     44,466           4,259
     Class B                                                                281,784,088      25,967,880
   Cost of shares repurchased
     Class A                                                                    (75,227)        (60,323)
     Class B                                                               (652,346,695)    (74,700,257)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions             1,603,748,496   1,160,471,605
                                                                         --------------  --------------
TOTAL INCREASE IN NET ASSETS                                              1,576,810,497   1,637,903,388
   Net assets at beginning of period                                      5,167,882,219   3,529,978,831
                                                                         --------------  --------------
   Net assets at end of period                                           $6,744,692,716  $5,167,882,219
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $  103,026,888  $   98,920,864
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


      SELECTED PER SHARE DATA FOR
      THE YEAR OR PERIOD ENDED:

      METLIFE BALANCED STRATEGY                   CLASS A
      PORTFOLIO                      -----------------------------
                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                     -----------------------------
                                        2007       2006      2005(B)
                                     ------     ------       ------
      NET ASSET VALUE, BEGINNING OF
      PERIOD........................ $12.17     $10.92      $10.04
                                     ------     ------      ------
      INCOME FROM INVESTMENT
      OPERATIONS
      Net Investment Income.........   0.15 (a)   0.31 (a)    0.56 (a)
      Net Realized/Unrealized Gain
        on Investments..............   0.47       1.03        0.47
                                     ------     ------      ------     -
      Total from Investment
        Operations..................   0.62       1.34        1.03
                                     ------     ------      ------     -
      LESS DISTRIBUTIONS
      Dividends from Net Investment
        Income......................  (0.24)     (0.02)      (0.13)
      Distributions from Net
        Realized Capital Gains......  (0.40)     (0.07)      (0.02)
                                     ------     ------      ------     -
      Total Distributions...........  (0.64)     (0.09)      (0.15)
                                     ------     ------      ------     -
      NET ASSET VALUE, END OF PERIOD $12.15     $12.17      $10.92
                                     ======     ======      ======     =
      TOTAL RETURN                     5.16%     12.35%      10.21%
      Ratio of Expenses to Average
        Net Assets..................   0.06%      0.08%       0.03%*
      Ratio of Expenses to Average
        Net Assets Before
        Reimbursement and Rebates...   0.06%      0.08%(e)    0.03%*
      Ratio of Net Investment
        Income to Average Net Assets   1.22%      2.74%       7.70%*
      Portfolio Turnover Rate.......   17.0%      20.7%       17.3%
      Net Assets, End of Period (in
        millions)................... $  1.1     $  0.7      $  0.2

                                                     CLASS B
                               -----------------------------------------------
                                        FOR THE YEARS ENDED DECEMBER 31,
                               -----------------------------------------------
                                   2007         2006         2005       2004(C)
                               --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF
PERIOD                         $  12.15     $  10.92     $  10.31     $  10.00
                               --------     --------     --------     --------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income.........     0.13 (a)     0.26 (a)     0.22 (a)     0.28 (a)
Net Realized/Unrealized Gain
  on Investments..............     0.46         1.04         0.52         0.14
                               --------     --------     --------     --------
Total from Investment
  Operations..................     0.59         1.30         0.74         0.42
                               --------     --------     --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income......................    (0.22)       (0.00)+      (0.11)       (0.11)
Distributions from Net
  Realized Capital Gains......    (0.40)       (0.07)       (0.02)          --
                               --------     --------     --------     --------
Total Distributions...........    (0.62)       (0.07)       (0.13)       (0.11)
                               --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD $  12.12     $  12.15     $  10.92     $  10.31
                               ========     ========     ========     ========
TOTAL RETURN                       4.88%       11.98%        7.12%        4.19%
Ratio of Expenses to Average
  Net Assets..................     0.31%        0.33%        0.31%        0.35%*
Ratio of Expenses to Average
  Net Assets Before
  Reimbursement and Rebates...     0.31%        0.33%(e)     0.31%        0.38%*
Ratio of Net Investment
  Income to Average Net Assets     1.05%        2.31%        2.12%       17.21%*
Portfolio Turnover Rate.......     17.0%        20.7%        17.3%         0.0%(d)
Net Assets, End of Period (in
  millions)................... $6,743.6     $5,167.2     $3,529.8     $1,561.2

*  Annualized
+  Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.
(c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.
(e) Excludes the effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is MetLife Balanced Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in the underlying Portfolios are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the underlying Portfolios are recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                     Management Fees
                                    earned by Manager
                                    for the year ended
Portfolio                           December 31, 2007  % per annum  Average Daily Net Assets
---------                           ------------------ ----------- --------------------------

MetLife Balanced Strategy Portfolio     $3,396,810         0.10%   First $500 Million

                                                          0.075%   $500 Million to $1 Billion

                                                           0.05%   Over $1 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
         -                                       under current Expense
         -                                       Limitation Agreement
         -                                      ---------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         MetLife Balanced Strategy Portfolio     0.10%   0.35%   0.25%*

         * Class not offered during the period.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                            Shares Issued
                                                               Through                 Net Increase
                                     Beginning    Shares      Dividend      Shares      in Shares     Ending
                                      Shares       Sold     Reinvestment  Repurchased  Outstanding    Shares
-                                   ----------- ----------- ------------- -----------  ------------ -----------

MetLife Balanced Strategy Portfolio

 Class A

 12/31/2007                              59,983      34,679       3,669        (6,133)      32,215       92,198
 12/31/2006                              14,717      50,189         373        (5,296)      45,266       59,983

 Class B

 12/31/2007                         425,219,932 161,401,676  23,268,711   (53,610,052) 131,060,335  556,280,267
 12/31/2006                         323,282,018 106,250,407   2,277,884    (6,590,377) 101,937,914  425,219,932

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                              Purchases                        Sales
-                                   ------------------------------ ------------------------------
                                    U.S. Government Non-Government U.S. Government Non-Government
-                                   --------------- -------------- --------------- --------------

MetLife Balanced Strategy Portfolio       $--       $2,611,206,616       $--       $1,029,309,331

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                       Federal        Gross         Gross
                                      Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                Cost      Appreciation (Depreciation)  Appreciation
---------                           -------------- ------------ -------------- --------------

MetLife Balanced Strategy Portfolio $6,427,837,306 $396,687,521  $(78,037,463)  $318,650,058

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                       Ordinary Income      Long-Term Capital Gain           Total
-                                   ---------------------- ------------------------ ------------------------
                                       2007        2006        2007        2006         2007        2006
-                                   ----------- ---------- ------------ ----------- ------------ -----------

MetLife Balanced Strategy Portfolio $99,521,921 $2,338,613 $182,306,633 $23,634,001 $281,828,554 $25,972,614

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

6. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                    Undistributed Undistributed     Net
                                      Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                       Income         Gain      Appreciation   and Deferrals       Total
-                                   ------------- ------------- ------------ ------------------ ------------

MetLife Balanced Strategy Portfolio $105,706,764  $224,460,227  $318,650,058        $--         $648,817,049

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

Transactions in the Underlying Portfolios during the period during the year ended December 31, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year as follows:

                                                            Number of      Shares      Shares      Number of
                                                          shares held at purchased      sold     shares held at
                                                           December 31,  during the  during the   December 31,
Security Description                                           2006         year        year          2007
--------------------                                      -------------- ---------- -----------  --------------

BlackRock High Yield Portfolio - Class A*                           --   16,671,700    (565,673)   16,106,027

Davis Venture Value Portfolio - Class A                     11,922,760    3,243,513    (252,469)   14,913,804

Goldman Sachs Mid-Cap Value Portfolio - Class A              7,224,084    3,338,744    (472,305)   10,090,523

Harris Oakmark Focused Value Portfolio - Class A               775,408      440,255     (17,491)    1,198,172

Harris Oakmark International Portfolio - Class A            11,150,265    5,140,426    (790,125)   15,500,566

Jennison Growth Portfolio - Class A                         12,197,457    2,855,356  (4,873,331)   10,179,482

Lazard Mid-Cap Portfolio - Class A                          11,483,418    5,297,339    (725,802)   16,054,955

Legg Mason Partners Aggressive Growth Portfolio - Class A   18,849,348   17,825,078    (214,382)   36,460,044

Legg Mason Value Equity Portfolio - Class A*                28,268,286   14,309,282  (4,668,782)   37,908,786

Loomis Sayles Global Markets Portfolio - Class A*           20,276,086    4,592,126  (3,848,377)   21,019,835

Lord Abbett Bond Debenture Portfolio - Class A              28,572,434    8,352,701 (10,405,782)   26,519,353

Lord Abbett Growth and Income Portfolio - Class A           10,593,171    5,978,739    (104,083)   16,467,827

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

9. OTHER MATTERS - CONTINUED

                                                               Number of      Shares      Shares      Number of
                                                             shares held at purchased      sold     shares held at
                                                              December 31,  during the  during the   December 31,
Security Description                                              2006         year        year          2007
--------------------                                         -------------- ---------- -----------  --------------

Met/AIM Small Cap Growth Portfolio - Class A                    7,740,698    1,907,213    (645,661)    9,002,250

MFS(R) Emerging Markets Equity Portfolio - Class A             10,506,245    2,196,562  (3,141,670)    9,561,137

MFS(R) Research International Portfolio - Class A              10,533,862    4,768,427  (1,113,194)   14,189,095

Neuberger Berman Real Estate Portfolio - Class A                5,746,286    4,189,662    (763,215)    9,172,733

PIMCO Inflation Protected Bond Portfolio - Class A             34,238,719    9,573,434 (19,167,086)   24,645,067

PIMCO Total Return Portfolio - Class A                         33,942,275   30,656,196  (3,847,850)   60,750,621

Rainier Large Cap Equity Portfolio - Class A*                          --   20,917,134     (12,515)   20,904,619

T. Rowe Price Mid-Cap Growth Portfolio - Class A               11,884,092    3,401,729  (1,343,680)   13,942,141

Third Avenue Small Cap Value Portfolio - Class A               14,893,642    6,280,692    (310,106)   20,864,228

Turner Mid-Cap Growth Portfolio - Class A*                      8,174,023    2,176,847  (1,028,216)    9,322,654

Van Kampen Comstock Portfolio - Class A*                       30,455,298   17,041,658    (391,889)   47,105,067

Western Asset Management U.S. Government Portfolio - Class A   20,399,346    7,636,630  (1,133,241)   26,902,735

* The Portfolio had ownership of at least 25% of the outstanding voting securities as of December 31, 2007. Once filed, the most recent Annual Report will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                                                           Net Realized        Capital
                                                            Gain (Loss)   Gain Distributions  Income earned
                                                          on Investments   from Affiliates   from Affiliates
Security Description                                      during the year  during the year   during the year Ending Value
--------------------                                      --------------- ------------------ --------------- ------------

BlackRock High Yield Portfolio - Class A                    $   (82,703)     $        --       $        --   $132,713,659

Davis Venture Value Portfolio - Class A                       2,154,215               --         3,618,727    543,459,010

Goldman Sachs Mid-Cap Value Portfolio - Class A               1,457,446        9,885,214           765,425    136,928,399

Harris Oakmark Focused Value Portfolio - Class A                182,536       27,127,482         1,230,281    262,926,932

Harris Oakmark International Portfolio - Class A              3,883,837       18,180,472         2,118,840    267,694,776

Jennison Growth Portfolio - Class A                          10,106,161        6,206,139           737,498    138,644,541

Lazard Mid-Cap Portfolio - Class A                              227,924       14,982,549         1,093,206    195,388,799

Legg Mason Partners Aggressive Growth Portfolio - Class A       (15,619)      15,522,827           381,182    274,908,730

Legg Mason Value Equity Portfolio - Class A                   1,022,604          376,423            11,163    398,042,256

Loomis Sayles Global Markets Portfolio - Class A              7,568,191               --                --    279,143,413

Lord Abbett Bond Debenture Portfolio - Class A               (2,668,387)         501,812        21,759,239    334,939,424

Lord Abbett Growth and Income Portfolio - Class A               149,076       15,147,989         3,501,517    475,755,513

Met/AIM Small Cap Growth Portfolio - Class A                  1,266,127        1,650,139                --    133,773,436

MFS(R) Emerging Markets Equity Portfolio - Class A            7,597,907               --            93,931    137,489,151

MFS(R) Research International Portfolio - Class A             2,619,737       24,716,306         2,536,801    204,748,639

Neuberger Berman Real Estate Portfolio - Class A              4,996,246        8,205,920         1,024,040    129,152,078

PIMCO Inflation Protected Bond Portfolio - Class A           (9,264,147)              --         9,343,346    270,109,932

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


9. OTHER MATTERS - CONTINUED

                                                              Net Realized        Capital
                                                               Gain (Loss)   Gain Distributions  Income earned
                                                             on Investments   from Affiliates   from Affiliates
Security Description                                         during the year  during the year   during the year Ending Value
--------------------                                         --------------- ------------------ --------------- ------------

PIMCO Total Return Portfolio - Class A                         $2,101,781       $        --       $16,111,596   $746,625,139

Rainier Large Cap Equity Portfolio - Class A                        4,829                --           191,250    209,046,189

T. Rowe Price Mid-Cap Growth Portfolio - Class A                2,640,759         5,358,764           280,971    137,051,248

Third Avenue Small Cap Value Portfolio - Class A                  852,130        17,998,762         3,350,555    328,611,593

Turner Mid-Cap Growth Portfolio - Class A                       2,993,953         3,943,119                --    142,916,286

Van Kampen Comstock Portfolio - Class A                           712,165         8,217,285         6,146,432    530,403,059

Western Asset Management U.S. Government Portfolio - Class A      164,985                --         7,673,370    336,015,162

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Balanced Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from November 4, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Balanced Strategy Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from November 4, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser" and collectively, the "Advisers") for the series of the Trust (each a "Portfolio" and collectively, the "Portfolios"). The Manager provides investment advisory services in connection with the investment management of the MetLife Balanced Strategy Portfolio ("MetLife Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the MetLife Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Portfolio (together, the "Asset Allocation Portfolios"), the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios and of the personnel overseeing the Advisers, as well as compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Manager has hired Morningstar Associates, LLC ("Morningstar"), an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist the Manager with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios. The Manager is responsible for paying the consulting fees.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the MetLife Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar. The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the MetLife Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-year and since inception periods ending July 31, 2007 of the MetLife Portfolio within its performance universe. The Board took into account that the MetLife Portfolio ranked above the median of its performance universe for the since inception period and below the median for the one-year period. The Board considered the analysis provided in the B-M Report demonstrating that the MetLife Portfolio ranked below the DJ Moderate Portfolio benchmark return for the one-year period. The Board took into account that the MetLife Portfolio is new, and accordingly, is closely monitoring its performance in light of its underperformance. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that appropriate action is being taken to address the MetLife Portfolio's performance.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller expense group of peer funds chosen by Lipper ("expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the MetLife Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the MetLife Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median and the expense universe median. The Board also noted that the MetLife Portfolio's actual management fees were below the expense group median and the expense universe median. The Board noted that according to the Lipper data, which compared the relative fee structures of the MetLife Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the MetLife Portfolio's contractual management fees were below the normalized median of the expense group at the MetLife Portfolio's current size. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the MetLife Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the MetLife Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the MetLife Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. With respect to the MetLife Portfolio, the Board noted that the management fee is in addition to the fees received by the Manager and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios invest. With regard to the Underlying Portfolios, the Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the MetLife Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the MetLife Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the MetLife Portfolio's assets increase over time, the MetLife Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses, and that investors in the MetLife Portfolio would also benefit from economies of scale realized in the Underlying Portfolios. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board also considered other potential ancillary benefits, including any benefits derived from investment advisory fees payable to the Manager with respect to the Underlying Portfolios in which the Asset Allocation Portfolios invest. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the MetLife Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the management fee to be paid to the Manager for the MetLife Portfolio and concluded that the management fee to be paid to the Manager with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the MetLife Portfolio and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the MetLife Portfolio and those of its Underlying Portfolios.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

                          MET INVESTORS SERIES TRUST


                               MetLife Defensive
                              Strategy Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO                FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the twelve months ended December 31, 2007, the MetLife Defensive Strategy Portfolio gained 6.20% and 5.92% for Class A and Class B shares, respectively. This compares to a 7.47% return for the Dow Jones Moderately Conservative Global Index/1/ and a 6.52% return for the blended benchmark (the blended benchmark for this Portfolio is comprised of the following mix: 28% Wilshire 5000 Equity Index, 55% Lehman Brothers Universal Index, 7% MSCI EAFE(R) Index, and 10% CG 90-Day T-Bill Index).

Concerns about the subprime mortgages and the strength of the overall economy initially surfaced in the first half of 2007, but it was not until the second half of the year that those concerns intensified. A slowdown in the credit and housing market fundamentals contributed to the increased market volatility and periods of little to no liquidity in the fixed income markets. The equity markets also focused on liquidity concerns as well as senior management changes at many major financial companies. The Federal Reserve responded to the weakening market by lowering the Federal Funds Rate by a total of 100 basis points to help alleviate liquidity pressures during the year.

Although most broad equity market indices were positive for the year, stock prices did slide in the fourth quarter. During 2007, large cap stocks, as measured by the S&P 500(R) Index/2/ return of +5.5%, did better than small cap stocks, as measured by the -1.6% return of the Russell 2000(R) Index/3/. Growth style stocks generally held up better than value style stocks. There was a wide dispersion among the various sectors of the index: energy and materials were up 34% and 22% respectively, while financials (down 19%) and consumer discretionary (down 13%) dipped sharply. On an international basis, foreign stocks were up for the year, returning +11.2% as measured by the MSCI EAFE Index/SM4/.

Investment grade bonds, as measured by the Lehman Brothers Aggregate Bond Index/5/, posted a +7.0% return in response to a decline in interest rates across the yield curve. Below investment grade bonds, while still eking out a positive return for the year, were adversely impacted by credit concerns brought about by the subprime mortgage crisis. Treasuries were the best performing investment grade sector, while the credit based sectors lagged.

During the period, a slightly higher asset class target to high yield bonds and small cap stocks than is held in the broad indices (Lehman Universal Bond Index and the Wilshire 5000 Equity Index/6/) detracted from the Portfolio's performance relative to the blended benchmark. High yield bonds underperformed higher grade bonds during the year because of credit concerns. Small cap stocks underperformed larger cap stocks. The Portfolio held an actual overweight position in international equities due to foreign stocks being held by primarily domestic equity managers; this helped relative performance since foreign stocks generally performed better than domestic stocks.

Overall, the Portfolio's relative performance during the period was driven primarily by the underperformance of several of the underlying Portfolios. Among the underlying Portfolios that helped relative performance during the period in order of impact were Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Third Avenue Small Cap Value, and PIMCO Total Return Portfolios. The biggest detractors to relative performance in order of impact were the Western Asset Management U.S. Government, Legg Mason Value Equity, Harris Oakmark International, and Lazard Mid-Cap Portfolios, all of which significantly underperformed their asset class specific indices.

--------
/1/ The Dow Jones Moderate Conservative Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 40% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ40%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 40% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Russell 2000(R) Index is an unmanaged index which measures the performances of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately

--------
$898.3 million; the median market capitalization was approximately $705.4 million. The largest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/5/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

/6/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 80% New York Stock Exchange, 0.5% American Stock Exchange and 19.5% NASDAQ (2007). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend data and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO                FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



Although the Portfolio's broad asset class targets remained the same during the year, there were several adjustments to the underlying portfolio goals during the past year. Specifically, we further diversified the fixed income component and brought more balance between the growth and value sectors of the large cap equity component of the Portfolio.

MET INVESTORS ADVISORY, LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                 Percent of
    Description                                                  Net Assets
    -----------------------------------------------------------------------
    PIMCO Total Return Portfolio (Class A)                         24.15%
    -----------------------------------------------------------------------
    Western Asset Management U.S. Government Portfolio (Class A)   10.96%
    -----------------------------------------------------------------------
    PIMCO Inflation Protected Bond Portfolio (Class A)             10.01%
    -----------------------------------------------------------------------
    Lord Abbett Bond Debenture Portfolio (Class A)                  9.94%
    -----------------------------------------------------------------------
    Lord Abbett Growth and Income Portfolio (Class A)               5.04%
    -----------------------------------------------------------------------
    Van Kampen Comstock Portfolio (Class A)                         4.92%
    -----------------------------------------------------------------------
    Loomis Sayles Global Markets Portfolio (Class A)                4.14%
    -----------------------------------------------------------------------
    MFS(R) Research International Portfolio (Class A)               4.05%
    -----------------------------------------------------------------------
    Legg Mason Value Equity Portfolio (Class A)                     3.94%
    -----------------------------------------------------------------------
    Third Avenue Small Cap Value Portfolio (Class A)                3.90%
    -----------------------------------------------------------------------
    BlackRock High Yield Portfolio (Class A)                        2.95%
    -----------------------------------------------------------------------
    Rainier Large Cap Equity Portfolio (Class A)                    2.07%
    -----------------------------------------------------------------------
    Jennison Growth Portfolio (Class A)                             2.05%
    -----------------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth Portfolio (Class A)                2.03%
    -----------------------------------------------------------------------
    Goldman Sachs Mid-Cap Value Portfolio (Class A)                 2.03%
    -----------------------------------------------------------------------
    Davis Venture Value Portfolio (Class A)                         2.01%
    -----------------------------------------------------------------------
    Harris Oakmark International Portfolio (Class A)                1.98%
    -----------------------------------------------------------------------
    Lazard Mid-Cap Portfolio (Class A)                              1.92%
    -----------------------------------------------------------------------
    Neuberger Berman Real Estate Portfolio (Class A)                1.91%
    -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO                FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

   METLIFE DEFENSIVE STRATEGY PORTFOLIO VS. DOW JONES MODERATE CONSERVATIVE
             PORTFOLIO INDEX/1/ AND DEFENSIVE BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]

                                Defensive    DJ MOD
                                Blended      CON PORT
                    Fund        Benchmark    Index
                   -------      ---------    --------
  11/3/2004        $10,000     $10,000      $10,000
 12/31/2004         10,134      10,289       10,511
 12/31/2005         10,587      10,762       10,938
 12/31/2006         11,499      11,773       11,843
 12/31/2007         12,180      12,540       12,728



    ----------------------------------------------------------------
                                         Average Annual Return
                                    (for the year ended 12/31/07)/3/
    ----------------------------------------------------------------
                                    1 Year 3 Year Since Inception/4/
    ----------------------------------------------------------------
    MetLife Defensive Strategy
    Portfolio--Class A              6.20%     --        7.99%
--  Class B                         5.92%  6.33%        6.44%
    ----------------------------------------------------------------
    Dow Jones Moderate
--  Conservative Portfolio Index/1/ 7.47%  6.59%        7.91%
    ----------------------------------------------------------------
- - Defensive Blended Benchmark/2/  6.52%  6.83%        7.60%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Moderate Conservative Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 40% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ40%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 40% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/The Defensive Blended Benchmark is comprised of 28% Wilshire 5000 Equity Index, 55% Lehman Brothers Universal Index, 7% Morgan Stanley Capital International Europe Australasia and Far East Index and 10% Citigroup 3-Month Treasury Bill Index. The Index does not include fees or expenses and is not available for direct investment.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO                FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 10/31/04.

Effective July 1, 2007, Morgan Stanley Capital International, Inc. (MSCI) discontinued the MSCI Global Capital Markets Index and the Portfolio will use the Dow Jones Moderately Conservative Portfolio Index in future reports to policyholders as the Portfolio's primary benchmark.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
METLIFE DEFENSIVE STRATEGY PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,023.60        $0.46
  Hypothetical (5% return before expenses)     1,000.00      1,024.75         0.46
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,021.80        $1.78
  Hypothetical (5% return before expenses)     1,000.00      1,023.44         1.79
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.09% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
METLIFE DEFENSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      BlackRock High Yield Portfolio
        (Class A)(b)...........................  2,901,816 $  23,910,960
      Davis Venture Value Portfolio
        (Class A)(a)...........................    447,744    16,315,808
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A)(b)...........................  1,212,033    16,447,285
      Harris Oakmark International Portfolio
        (Class A)(b)...........................    930,637    16,072,097
      Jennison Growth Portfolio (Class A)(a)...  1,221,377    16,635,161
      Lazard Mid-Cap Portfolio (Class A)(b)....  1,286,377    15,655,208
      Legg Mason Value Equity Portfolio
        (Class A)(b)...........................  3,035,993    31,877,930
      Loomis Sayles Global Markets Portfolio
        (Class A)*(b)..........................  2,523,173    33,507,741
      Lord Abbett Bond Debenture Portfolio
        (Class A)(b)...........................  6,369,067    80,441,321
      Lord Abbett Growth and Income Portfolio
        (Class A)(b)...........................  1,412,594    40,809,830
      MFS(R) Research International Portfolio
        (Class A)(b)...........................  2,271,131    32,772,425
      Neuberger Berman Real Estate Portfolio
        (Class A)(b)...........................  1,103,163    15,532,535
      PIMCO Inflation Protected Bond Portfolio
        (Class A)(b)...........................  7,393,569    81,033,511
      PIMCO Total Return Portfolio
        (Class A)(b)........................... 15,907,828   195,507,211
      Rainier Large Cap Equity Portfolio
        (Class A)(b)...........................  1,672,689    16,726,887
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A)(b)...........................  1,674,147    16,456,863
      Third Avenue Small Cap Value Portfolio
        (Class A)(b)...........................  2,006,030    31,594,973
      Van Kampen Comstock Portfolio
        (Class A)(b)...........................  3,535,542    39,810,204
      Western Asset Management U.S. Government
        Portfolio (Class A)(a).................  7,103,978    88,728,685
                                                           -------------
      Total Investment Company Securities
      (Cost $781,730,886)                                    809,836,635
                                                           -------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $781,730,886)                                    809,836,635
                                                           -------------

      Other Assets and Liabilities (net) - 0.0%                 (280,947)
                                                           -------------

      TOTAL NET ASSETS - 100.0%                            $ 809,555,688
                                                           =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) A Portfolio of Metropolitan Series Fund, Inc.
(b) A Portfolio of Met Investors Series Trust.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

METLIFE DEFENSIVE STRATEGY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $809,836,635
   Receivable for Trust shares sold                                           713,683
   Receivable from investment manager (Note 3)                                 16,683
                                                                         ------------
     Total assets                                                         810,567,001
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    375,350
     Trust shares redeemed                                                    338,333
     Distribution and services fees--Class B                                  169,847
     Investment advisory fee (Note 3)                                          61,571
     Administration fee                                                         1,999
     Custodian and accounting fees                                             29,059
   Accrued expenses                                                            35,154
                                                                         ------------
     Total liabilities                                                      1,011,313
                                                                         ------------
NET ASSETS                                                               $809,555,688
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $748,000,235
   Accumulated net realized gain                                           18,001,354
   Unrealized appreciation on investments                                  28,105,749
   Undistributed net investment income                                     15,448,350
                                                                         ------------
     Total                                                               $809,555,688
                                                                         ============
NET ASSETS
   Class A                                                               $     13,314
                                                                         ============
   Class B                                                                809,542,374
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                      1,180
                                                                         ============
   Class B                                                                 71,963,875
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      11.28
                                                                         ============
   Class B                                                                      11.25
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost                                                    $781,730,886

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007


METLIFE DEFENSIVE STRATEGY PORTFOLIO
INVESTMENT INCOME:
    Dividends from underlying Portfolios                                                        $13,935,842
                                                                                                -----------
       Total investment income                                                                   13,935,842
                                                                                                -----------
EXPENSES:
    Investment advisory fee (Note 3)                                                                630,611
    Administration fees                                                                              23,999
    Custody and accounting fees                                                                      18,741
    Distribution fee--Class B                                                                     1,685,339
    Transfer agent fees                                                                               4,057
    Audit                                                                                            17,663
    Legal                                                                                            21,854
    Trustee fees and expenses                                                                        15,478
    Insurance                                                                                           793
    Other                                                                                             8,763
                                                                                                -----------
       Total expenses                                                                             2,427,298
       Less fees waived and expenses reimbursed by the Manager                                      (67,812)
                                                                                                -----------
    Net expenses                                                                                  2,359,486
                                                                                                -----------
    Net investment income                                                                        11,576,356
                                                                                                -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on:
       Investments                                                                               11,308,225
       Capital gain distributions from underlying Portfolios                                     13,667,608
                                                                                                -----------
    Net realized gain on investments and capital gain distributions from underlying Portfolios   24,975,833
                                                                                                -----------
    Net change in unrealized appreciation on:
       Investments                                                                                2,957,759
                                                                                                -----------
    Net change in unrealized appreciation on investments                                          2,957,759
                                                                                                -----------
    Net realized and change in unrealized gain on investments                                    27,933,592
                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $39,509,948
                                                                                                ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

METLIFE DEFENSIVE STRATEGY PORTFOLIO
                                                                           Year Ended     Year Ended
                                                                          December 31,   December 31,
                                                                              2007           2006
                                                                         -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  11,576,356  $  12,711,991
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           24,975,833     12,100,809
   Net change in unrealized appreciation on investments                      2,957,759     16,525,498
                                                                         -------------  -------------
   Net increase in net assets resulting from operations                     39,509,948     41,338,298
                                                                         -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                      (260)           (20)
     Class B                                                               (12,711,729)       (31,278)
   From net realized gains
     Class A                                                                      (268)           (84)
     Class B                                                               (14,262,173)    (3,069,727)
                                                                         -------------  -------------
   Net decrease in net assets resulting from distributions                 (26,974,430)    (3,101,109)
                                                                         -------------  -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                     1,197             --
     Class B                                                               563,001,759    262,994,999
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                       528            104
     Class B                                                                26,973,902      3,101,005
   Cost of shares repurchased
     Class A                                                                      (150)            --
     Class B                                                              (334,472,886)  (118,879,780)
                                                                         -------------  -------------
   Net increase in net assets from capital share transactions              255,504,350    147,216,328
                                                                         -------------  -------------
TOTAL INCREASE IN NET ASSETS                                               268,039,868    185,453,517
   Net assets at beginning of period                                       541,515,820    356,062,303
                                                                         -------------  -------------
   Net assets at end of period                                           $ 809,555,688  $ 541,515,820
                                                                         =============  =============
   Net assets at end of period includes undistributed net investment
       income                                                            $  15,448,350  $  12,711,985
                                                                         =============  =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                   CLASS A
METLIFE DEFENSIVE STRATEGY PORTFOLIO                                   ----------------------------
                                                                             FOR THE YEARS ENDED
                                                                                 DECEMBER 31,
                                                                       ----------------------------
                                                                          2007       2006     2005(B)
                                                                       ------     ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $11.10     $10.29     $ 9.82
                                                                       ------     ------     ------     -
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.23 (a)   0.36 (a)   0.17 (a)
Net Realized/Unrealized Gain on Investments...........................   0.46       0.56       0.43
                                                                       ------     ------       ----
Total from Investment Operations......................................   0.69       0.91       0.60
                                                                       ------     ------     ------     -
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.25)     (0.02)     (0.11)
Distributions from Net Realized Capital Gains.........................  (0.26)     (0.08)     (0.02)
                                                                       ------     ------     ------     -
Total Distributions...................................................  (0.51)     (0.10)     (0.13)
                                                                       ------     ------      -----
NET ASSET VALUE, END OF PERIOD........................................ $11.28     $11.10     $10.29
                                                                       ======     ======     ======     =
TOTAL RETURN                                                             6.20%      9.01%      6.07%
Ratio of Expenses to Average Net Assets...............................   0.09%      0.11%      0.12%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.09%      0.12%      0.12%*
Ratio of Net Investment Income to Average Net Assets..................   2.05%      3.44%      2.53%*
Portfolio Turnover Rate...............................................   39.2%      35.3%      36.1%
Net Assets, End of Period (in millions)...............................  $  --++    $  --++    $  --++

                                                                                         CLASS B
                                                                       ---------------------------------------
                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                       ---------------------------------------
                                                                          2007       2006       2005     2004(C)
                                                                       ------     ------        ---     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $11.09     $10.29     $ 9.95     $10.00
                                                                       ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.19 (a)   0.29 (a)   0.19 (a)   0.42 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   0.46       0.59       0.26      (0.29)
                                                                       ------     ------     ------     ------
Total from Investment Operations......................................   0.65       0.88       0.45       0.13
                                                                       ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.23)     (0.00)+    (0.09)     (0.18)
Distributions from Net Realized Capital Gains.........................  (0.26)     (0.08)     (0.02)        --
                                                                       ------     ------     ------     ------
Total Distributions...................................................  (0.49)     (0.08)     (0.11)     (0.18)
                                                                       ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $11.25     $11.09     $10.29     $ 9.95
                                                                       ======     ======     ======     ======
TOTAL RETURN                                                             5.92%      8.63%      4.48%      1.34%
Ratio of Expenses to Average Net Assets...............................   0.35%      0.35%      0.35%      0.35%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.36%      0.39%      0.40%      0.71%*
Ratio of Net Investment Income to Average Net Assets..................   1.72%      2.79%      1.90%     26.11%*
Portfolio Turnover Rate...............................................   39.2%      35.3%      36.1%       0.0%(d)
Net Assets, End of Period (in millions)............................... $809.5     $541.5     $356.1     $129.8

*  Annualized
+  Rounds to less than $0.005 per share.
++ Net Assets less than  1/10 of $1 Million.
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.
(c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is MetLife Defensive Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in the underlying Portfolios are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the underlying Portfolios are recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                      Management Fees
                                     earned by Manager
                                     for the year ended
Portfolio                            December 31, 2007  % per annum  Average Daily Net Assets
---------                            ------------------ ----------- --------------------------

MetLife Defensive Strategy Portfolio      $630,611          0.10%   First $500 Million

                                                           0.075%   $500 Million to $1 Billion

                                                            0.05%   Over $1 Billion

State Street Bank and Trust Company served as the Portfolio's agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                                     Expenses Deferred In
-                                                              ---------------------------------
                                                                 2004     2005     2006    2007
-                                       Maximum Expense Ratio  ------- -------- -------- -------
                                        under current Expense        Subject to repayment
                                        Limitation Agreement          until December 31,
-                                      ---------------------   ---------------------------------
Portfolio                              Class A Class B Class E  2009     2010     2011    2012
---------                              ------- ------- ------- ------- -------- -------- -------

MetLife Defensive Strategy Portfolio    0.10%   0.35%   0.25%* $32,988 $130,573 $170,658 $54,067

* Class not offered during the period.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The amount waived and expenses reimbursed for the year ended December 31, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                           Shares Issued
                                                              Through                 Net Increase
                                     Beginning    Shares     Dividend      Shares      in Shares     Ending
                                      Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
                                     ---------- ---------- ------------- -----------  ------------ ----------

MetLife Defensive Strategy Portfolio

 Class A

 12/31/2007                               1,041        105          47           (13)         140       1,180
 12/31/2006                               1,031         --          10            --           10       1,041

 Class B

 12/31/2007                          48,829,008 50,718,842   2,445,503   (30,029,478)  23,134,867  71,963,875
 12/31/2006                          34,615,629 25,125,599     296,747   (11,208,967)  14,213,379  48,829,008

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                               Purchases                        Sales
                                     ------------------------------ ------------------------------
                                     U.S. Government Non-Government U.S. Government Non-Government
                                     --------------- -------------- --------------- --------------

MetLife Defensive Strategy Portfolio       $--        $518,923,423        $--        $265,092,256

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                       Federal       Gross         Gross
                                      Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                Cost     Appreciation (Depreciation)  Appreciation
---------                            ------------ ------------ -------------- --------------

MetLife Defensive Strategy Portfolio $785,458,236 $31,036,939   $(6,658,540)   $24,378,399

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                       Ordinary Income    Long-Term Capital Gain         Total
                                     -------------------- ---------------------- ----------------------
                                        2007       2006      2007         2006      2007        2006
                                     ----------- -------- ----------- ---------- ----------- ----------

MetLife Defensive Strategy Portfolio $13,196,339 $631,004 $13,778,091 $2,470,105 $26,974,430 $3,101,109

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

6. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                     Undistributed Undistributed     Net
                                       Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                        Income         Gain      Appreciation   and Deferrals       Total
-                                    ------------- ------------- ------------ ------------------ -----------

MetLife Defensive Strategy Portfolio  $16,307,294   $20,869,760  $24,378,399         $--         $61,555,453

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

Transactions in the Underlying Portfolios during the year ended December 31, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year are as follows:

                                                     Number of shares
                                                   held at December 31, Shares purchased Shares sold during the
Security Description                                       2006         during the year           year
--------------------                               -------------------- ---------------- ----------------------

BlackRock High Yield Portfolio (Class A)                       --          3,303,059             (401,243)

PIMCO Inflation Protected Bond Portfolio (Class A)      8,311,626          4,956,756           (5,874,813)

Western Asset Management U.S. Government
  Portfolio (Class A)                                   6,501,906          4,191,727           (3,589,655)

                                                     Number of shares
                                                   held at December 31,
Security Description                                       2007
--------------------                               --------------------

BlackRock High Yield Portfolio (Class A)                2,901,816

PIMCO Inflation Protected Bond Portfolio (Class A)      7,393,569

Western Asset Management U.S. Government
  Portfolio (Class A)                                   7,103,978

                                                                    Capital
                                           Net Realized Gain   Gain Distributions  Income earned from
                                         (Loss) on Investments  from Affiliates   Affiliates during the
Security Description                        during the year     during the year           year          Ending Value
--------------------                     --------------------- ------------------ --------------------- ------------

BlackRock High Yield Portfolio (Class A)      $(44,640.00)            $--              $       --       $23,910,960

PIMCO Total Return Portfolio (Class A)            846,513              --               4,241,629        81,033,511

Western Asset Management U.S. Government
  Portfolio (Class A)                             171,933              --               2,552,598        88,728,685

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Defensive Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 4, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Defensive Strategy Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 4, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser" and collectively, the "Advisers") for the series of the Trust (each a "Portfolio" and collectively, the "Portfolios"). The Manager provides investment advisory services in connection with the investment management of the MetLife Defensive Strategy Portfolio ("MetLife Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the MetLife Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Aggressive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Portfolio (together, the "Asset Allocation Portfolios"), the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios and of the personnel overseeing the Advisers, as well as compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Manager has hired Morningstar Associates, LLC ("Morningstar"), an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist the Manager with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios. The Manager is responsible for paying the consulting fees.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the MetLife Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar. The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the MetLife Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-year and since inception periods ending July 31, 2007 of the MetLife Portfolio within its performance universe. The Board took into account that the MetLife Portfolio ranked above the median of its performance universe, for both periods. The Board considered the analysis provided in the B-M Report demonstrating that the MetLife Portfolio ranked below the DJ Moderate Conservative Portfolio benchmark return for the one-year period. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the MetLife Portfolio's performance was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller expense group of peer funds chosen by Lipper ("expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the MetLife Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the MetLife Portfolio's total expenses exclusive of 12b-1 fees were above the expense group median and below the expense universe median. The Board also noted that the MetLife Portfolio's actual management fees were below the expense group median and the expense universe median. The Board noted that according to the Lipper data, which compared the relative fee structures of the MetLife Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the MetLife Portfolio's contractual management fees were below the normalized median of the expense group at the MetLife Portfolio's current size. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the MetLife Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the MetLife Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the MetLife Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. With respect to the MetLife Portfolio, the Board noted that the management fee is in addition to the fees received by the Manager and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios invest. With regard to the Underlying Portfolios, the Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the MetLife Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the MetLife Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the MetLife Portfolio's assets increase over time, the MetLife Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses, and that investors in the MetLife Portfolio would also benefit from economies of scale realized in the Underlying Portfolios. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board also considered other potential ancillary benefits, including any benefits derived from investment advisory fees payable to the Manager with respect to the Underlying Portfolios in which the Asset Allocation Portfolios invest. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the MetLife Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the management fee to be paid to the Manager for the MetLife Portfolio and concluded that the management fee to be paid to the Manager with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the MetLife Portfolio and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the MetLife Portfolio and those of its Underlying Portfolios.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

                          MET INVESTORS SERIES TRUST


                                MetLife Growth
                              Strategy Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

The MetLife Growth Strategy Portfolio performance for the twelve months ended December 31, 2007 was a gain of 5.03% and 4.70% for Class A and Class B Shares, respectively. This compares to a 8.33% return for the Dow Jones Moderately Aggressive Global Index/1/ and a 6.71% return for the blended benchmark (the Growth Blended Benchmark is comprised of the following mix: 68% Wilshire 5000 Equity Index, 10% Lehman Brothers Universal, 17% MSCI EAFE(R) Index, and 5% CG 90-Day T-Bill).

Concerns about the subprime mortgages and the strength of the overall economy initially surfaced in the first half of 2007, but it was not until the second half of the year that those concerns intensified. A slowdown in the credit and housing market fundamentals contributed to the increased market volatility and periods of little to no liquidity in the fixed income markets. The equity markets also focused on liquidity concerns as well as senior management changes at many major financial companies. The Federal Reserve responded to the weakening market by lowering the Federal Funds Rate by a total of 100 basis points to help alleviate liquidity pressures during the year.

Although most broad equity market indices were positive for the year, stock prices did slide in the fourth quarter. During 2007, large cap stocks, as measured by the S&P 500(R) Index/2/ return of +5.5%, did better than small cap stocks, as measured by the -1.6% return of the Russell 2000(R) Index/3/. Growth style stocks generally held up better than value style stocks. There was a wide dispersion among the various sectors of the index: energy and materials were up 34% and 22% respectively, while financials (down 19%) and consumer discretionary (down 13%) dipped sharply. On an international basis, foreign stocks were up for the year, returning +11.2% as measured by the MSCI EAFE Index/SM4/.

Investment grade bonds, as measured by the Lehman Brothers Aggregate Bond Index/5/, posted a +7.0% return in response to a decline in interest rates across the yield curve. Below investment grade bonds, while still eking out a positive return for the year, were adversely impacted by credit concerns brought about by the subprime mortgage crisis. Treasuries were the best performing investment grade sector, while the credit based sectors lagged.

During the period, a slightly higher asset class target to high yield bonds and small cap stocks than is held in the broad indices (Lehman Universal Bond Index and the Wilshire 5000 Equity Index/6/) detracted from the Portfolio's performance relative to blended benchmark. High yield bonds underperformed higher grade bonds during the year because of credit concerns. Small cap stocks underperformed larger cap stocks. The Portfolio held an actual overweight position in international equities due to foreign stocks being held by primarily domestic equity managers; this helped relative performance since foreign stocks generally did better than domestic stocks.

Overall, the Portfolio's relative performance results during the period were driven primarily by the underperformance of several of the underlying Portfolios. The biggest detractors to relative performance in order of impact were the Legg Mason Value Equity, Harris Oakmark Focused Value, Harris Oakmark International, and Legg Mason Aggressive Growth Portfolios, all of which underperformed their asset class specific indices. Among the underlying Portfolios that helped relative performance during the period in order of impact were Loomis Sayles Global Markets, Third Avenue Small Cap Value, RCM Technology, and Turner Mid-Cap Growth Portfolios.

--------
/1/ The Dow Jones Moderate Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ80%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 80% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Russell 2000(R) Index is an unmanaged index which measures the performances of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately

--------
$898.3 million; the median market capitalization was approximately $705.4 million. The largest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/5/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

/6/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 80% New York Stock Exchange, 0.5% American Stock Exchange and 19.5% NASDAQ (2007). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend data and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



Although the Portfolio's broad asset class targets remained the same during the year, there were several adjustments to the underlying portfolio targets during the past year. Specifically, we further diversified the fixed income component and brought more balance between the growth and value sectors of the large cap equity component of the Portfolio.

MET INVESTORS ADVISORY, LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                Percent of
      Description                                               Net Assets
      --------------------------------------------------------------------
      Van Kampen Comstock Portfolio (Class A)                     11.78%
      --------------------------------------------------------------------
      Lord Abbett Growth and Income Portfolio (Class A)           11.07%
      --------------------------------------------------------------------
      Davis Venture Value Portfolio (Class A)                     11.07%
      --------------------------------------------------------------------
      Third Avenue Small Cap Value Portfolio (Class A)             7.78%
      --------------------------------------------------------------------
      Legg Mason Partners Aggressive Growth Portfolio (Class A)    6.11%
      --------------------------------------------------------------------
      Legg Mason Value Equity Portfolio (Class A)                  5.89%
      --------------------------------------------------------------------
      Rainier Large Cap Equity Portfolio (Class A)                 5.16%
      --------------------------------------------------------------------
      Harris Oakmark International Portfolio (Class A)             4.96%
      --------------------------------------------------------------------
      Harris Oakmark Focused Value Portfolio (Class A)             4.87%
      --------------------------------------------------------------------
      Loomis Sayles Global Markets Portfolio (Class A)             4.13%
      --------------------------------------------------------------------
      MFS Research International Portfolio (Class A)               4.04%
      --------------------------------------------------------------------
      MFS Emerging Markets Equity Portfolio (Class A)              3.05%
      --------------------------------------------------------------------
      PIMCO Total Return Portfolio (Class A)                       3.01%
      --------------------------------------------------------------------
      Met/AIM Small Cap Growth Portfolio (Class A)                 2.97%
      --------------------------------------------------------------------
      Turner Mid-Cap Growth Portfolio (Class A)                    2.12%
      --------------------------------------------------------------------
      Jennison Growth Portfolio (Class A)                          2.05%
      --------------------------------------------------------------------
      T. Rowe Price Mid-Cap Growth Portfolio (Class A)             2.03%
      --------------------------------------------------------------------
      Goldman Sachs Mid-Cap Value Portfolio (Class A)              2.02%
      --------------------------------------------------------------------
      PIMCO Inflation Protected Bond Portfolio (Class A)           2.00%
      --------------------------------------------------------------------
      Lord Abbett Bond Debenture Portfolio (Class A)               1.98%
      --------------------------------------------------------------------
      Neuberger Berman Real Estate Portfolio (Class A)             1.91%
      --------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


 METLIFE GROWTH STRATEGY PORTFOLIO VS. DOW JONES MODERATE AGGRESSIVE PORTFOLIO
                                 INDEX/1/ AND
                          GROWTH BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]
                                 Growth           DJ Mod Agg
                                 Blended          Port
                      Fund       Benchmark        Index
                    -------     ----------      ---------
    11/3/2004       $10,000      $10,000        $10,000
   12/31/2004        10,630       10,643         10,861
   12/31/2005        11,600       11,404         11,953
   12/31/2006        13,176       13,222         13,761
   12/31/2007        13,796       14,109         14,907


    --------------------------------------------------------------
                                     Average Annual Return/3/
                                   (for the year ended 12/31/07)
    --------------------------------------------------------------
                                  1 Year 3 Year Since Inception/4/
    --------------------------------------------------------------
    MetLife Growth Strategy
    Portfolio--Class A            5.03%      --      12.07%
--  Class B                       4.70%   9.08%      10.72%
    --------------------------------------------------------------
    Dow Jones Moderate Aggressive
--  Portfolio Index/1/            8.33%  11.13%      13.44%
    --------------------------------------------------------------
- - Growth Blended Benchmark/2/   6.71%   9.86%      11.94%
    --------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Moderate Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ80%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 80% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/The Growth Blended Benchmark is comprised of 68% Wilshire 5000 Equity Index, 10% Lehman Brothers Universal Index, 17% Morgan Stanley Capital International Europe Australasia and Far East Index(the MSCI EAFE(R) Index) and 5% Citigroup 3-Month Treasury Bill Index. The Index does not include fees or expenses and is not available for direct investment.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The MSCI EAFE(R) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 10/31/04.

Effective July 1, 2007, Morgan Stanley Capital International, Inc. (MSCI) discontinued the MSCI Global Capital Markets Index and the Portfolio will use the Dow Jones Moderately Aggressive Portfolio Index in future reports to policyholders as the Portfolio's primary benchmark.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
METLIFE GROWTH STRATEGY PORTFOLIO           ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  981.70        $0.30
  Hypothetical (5% return before expenses)     1,000.00      1,024.90         0.31
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $  980.20        $1.55
  Hypothetical (5% return before expenses)     1,000.00      1,023.64         1.58
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.06% and 0.31% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
METLIFE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                                  VALUE
     DESCRIPTION                                 SHARES       (NOTE 2)
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 100.0%
     Davis Venture Value Portfolio
       (Class A)(a)........................... 24,882,992 $   906,736,235
     Goldman Sachs Mid-Cap Value Portfolio
       (Class A)(b)........................... 12,244,666     166,160,121
     Harris Oakmark Focused Value Portfolio
       (Class A)(a)...........................  1,817,621     398,858,850
     Harris Oakmark International Portfolio
       (Class A)(b)........................... 23,510,617     406,028,358
     Jennison Growth Portfolio
       (Class A)(a)........................... 12,349,909     168,205,755
     Legg Mason Partners Aggressive Growth
       Portfolio (Class A)(b)................. 66,353,870     500,308,177
     Legg Mason Value Equity Portfolio
       (Class A)(b)........................... 46,002,485     483,026,089
     Loomis Sayles Global Markets Portfolio
       (Class A)*(b).......................... 25,503,277     338,683,522
     Lord Abbett Bond Debenture Portfolio
       (Class A)(b)........................... 12,873,007     162,586,076
     Lord Abbett Growth and Income Portfolio
       (Class A)(b)........................... 31,401,184     907,180,197
     Met/AIM Small Cap Growth Portfolio
       (Class A)(b)........................... 16,386,763     243,507,295
     MFS(R) Emerging Markets Equity Portfolio
       (Class A)(b)........................... 17,401,746     250,237,113
     MFS(R) Research International Portfolio
       (Class A)(b)........................... 22,954,491     331,233,306
     Neuberger Berman Real Estate Portfolio
       (Class A)(b)........................... 11,133,661     156,761,952
     PIMCO Inflation Protected Bond Portfolio
       (Class A)(b)........................... 14,952,194     163,876,044
     PIMCO Total Return Portfolio
       (Class A)(b)........................... 20,104,194     247,080,547
     Rainier Large Cap Equity Portfolio
       (Class A)(b)........................... 42,271,737     422,717,368
     T. Rowe Price Mid-Cap Growth Portfolio
       (Class A)(b)........................... 16,917,451     166,298,548
     Third Avenue Small Cap Value Portfolio
       (Class A)(b)........................... 40,517,226     638,146,302
     Turner Mid-Cap Growth Portfolio
       (Class A)(b)........................... 11,310,385     173,388,202
     Van Kampen Comstock Portfolio
       (Class A)(b)........................... 85,738,459     965,415,051
                                                          ---------------
     Total Investment Company Securities
     (Cost $7,863,617,311)                                  8,196,435,108
                                                          ---------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $7,863,617,311)                                  8,196,435,108

     Other Assets and Liabilities (net) - 0.0%                 (2,168,749)
                                                          ---------------

     TOTAL NET ASSETS - 100.0%                            $ 8,194,266,359
                                                          ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) A Portfolio of Metropolitan Series Fund, Inc.
(b) A Portfolio of Met Investors Series Trust.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

METLIFE GROWTH STRATEGY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $8,196,435,108
   Receivable for Trust shares sold                                           8,185,166
                                                                         --------------
     Total assets                                                         8,204,620,274
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                    7,056,571
     Trust shares redeemed                                                    1,128,595
     Distribution and services fees--Class B                                  1,737,262
     Investment advisory fee (Note 3)                                           379,464
     Administration fee                                                           1,999
     Custodian and accounting fees                                               27,557
   Accrued expenses                                                              22,467
                                                                         --------------
     Total liabilities                                                       10,353,915
                                                                         --------------
NET ASSETS                                                               $8,194,266,359
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $7,452,269,269
   Accumulated net realized gain                                            331,070,565
   Unrealized appreciation on investments                                   332,817,797
   Undistributed net investment income                                       78,108,728
                                                                         --------------
     Total                                                               $8,194,266,359
                                                                         ==============
NET ASSETS
   Class A                                                               $    3,788,637
                                                                         ==============
   Class B                                                                8,190,477,722
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                      293,957
                                                                         ==============
   Class B                                                                  637,247,569
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        12.89
                                                                         ==============
   Class B                                                                        12.85
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost                                                    $7,863,617,311

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

METLIFE GROWTH STRATEGY PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $  56,382,296
                                                                          -------------
       Total investment income                                               56,382,296
                                                                          -------------
EXPENSES:
   Investment advisory fee (Note 3)                                           3,850,359
   Administration fees                                                           23,999
   Custody and accounting fees                                                   18,741
   Distribution fee--Class B                                                 17,368,722
   Transfer agent fees                                                            4,600
   Audit                                                                         17,713
   Legal                                                                         20,372
   Trustee fees and expenses                                                     15,478
   Insurance                                                                      7,454
   Other                                                                          6,553
                                                                          -------------
       Total expenses                                                        21,333,991
                                                                          -------------
       Net investment income                                                 35,048,305
                                                                          -------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on:
       Investments                                                          113,474,077
       Capital gain distributions from underlying Portfolios                265,068,145
                                                                          -------------
   Net realized gain on investments                                         378,542,222
                                                                          -------------
   Net change in unrealized depreciation on:
       Investments                                                         (160,081,531)
                                                                          -------------
   Net change in unrealized depreciation on investments                    (160,081,531)
                                                                          -------------
   Net realized and change in unrealized gain on investments and
       capital gain distributions from underlying Portfolios                218,460,691
                                                                          -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 253,508,996
                                                                          =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

METLIFE GROWTH STRATEGY PORTFOLIO
                                                                                                  Year Ended      Year Ended
                                                                                                 December 31,    December 31,
                                                                                                     2007            2006
                                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                                       $   35,048,305  $   77,242,031
    Net realized gain on investments and capital gain distributions from underlying Portfolios     378,542,222     214,501,402
    Net change in unrealized appreciation (depreciation) on investments                           (160,081,531)    277,263,022
                                                                                                --------------  --------------
    Net increase in net assets resulting from operations                                           253,508,996     569,006,455
                                                                                                --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                                           (41,652)         (3,101)
     Class B                                                                                       (77,200,437)       (325,651)
    From net realized gains
     Class A                                                                                          (103,576)        (11,794)
     Class B                                                                                      (218,474,004)    (24,135,811)
                                                                                                --------------  --------------
    Net decrease in net assets resulting from distributions                                       (295,819,669)    (24,476,357)
                                                                                                --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                                         1,477,669       1,608,897
     Class B                                                                                     3,070,331,918   1,759,061,264
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                                           145,228          14,895
     Class B                                                                                       295,674,441      24,461,462
    Cost of shares repurchased
     Class A                                                                                          (416,115)       (472,547)
     Class B                                                                                      (643,510,316)    (23,772,537)
                                                                                                --------------  --------------
    Net increase in net assets from capital share transactions                                   2,723,702,825   1,760,901,434
                                                                                                --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                                     2,681,392,152   2,305,431,532
    Net assets at beginning of period                                                            5,512,874,207   3,207,442,675
                                                                                                --------------  --------------
    Net assets at end of period                                                                 $8,194,266,359  $5,512,874,207
                                                                                                ==============  ==============
    Net assets at end of period includes undistributed net investment income                    $   78,108,728  $   77,242,089
                                                                                                ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


       SELECTED PER SHARE DATA FOR
       THE YEAR OR PERIOD ENDED:

       METLIFE GROWTH STRATEGY                    CLASS A
       PORTFOLIO                      ----------------------------
                                      FOR THE YEARS ENDED DECEMBER 31,
                                      ----------------------------
                                         2007       2006     2005(B)
                                      ------     ------     -------
       NET ASSET VALUE, BEGINNING OF
       PERIOD........................ $12.89     $11.39     $10.19
                                      ------     ------     ------
       INCOME FROM INVESTMENT
       OPERATIONS
       Net Investment Income.........   0.10 (a)   0.26 (a)   0.90 (a)
       Net Realized/Unrealized Gain
         on Investments..............   0.55       1.33       0.44
                                      ------     ------     ------
       Total from Investment
         Operations..................   0.65       1.59       1.34
                                      ------     ------     ------
       LESS DISTRIBUTIONS
       Dividends from Net Investment
         Income......................  (0.19)     (0.02)     (0.12)
       Distributions from Net
         Realized Capital Gains......  (0.46)     (0.07)     (0.02)
                                      ------     ------     ------
       Total Distributions...........  (0.65)     (0.09)     (0.14)
                                      ------     ------     ------
       NET ASSET VALUE, END OF PERIOD $12.89     $12.89     $11.39
                                      ======     ======     ======
       TOTAL RETURN                     5.03%     14.04%     13.20%
       Ratio of Expenses to Average
         Net Assets..................   0.06%      0.08%      0.04%*
       Ratio of Expenses to Average
         Net Assets Before
         Reimbursement and Rebates...   0.06%      0.08%(e)   0.04%*
       Ratio of Net Investment
         Income to Average Net Assets   0.77%      2.19%     11.87%*
       Portfolio Turnover Rate.......   15.3%      19.8%      15.1%
       Net Assets, End of Period (in
         millions)................... $  3.8     $  2.6     $  1.2

                                                     CLASS B
                               -----------------------------------------------
                                        FOR THE YEARS ENDED DECEMBER 31,
                               -----------------------------------------------
                                   2007         2006         2005       2004(C)
                               --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF
PERIOD........................ $  12.87     $  11.40     $  10.56     $  10.00
                               --------     --------     --------     --------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income.........     0.07 (a)     0.22 (a)     0.22 (a)     0.19 (a)
Net Realized/Unrealized Gain
  on Investments..............     0.53         1.32         0.74         0.44
                               --------     --------     --------     --------
Total from Investment
  Operations..................     0.60         1.54         0.96         0.63
                               --------     --------     --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income......................    (0.16)       (0.00) +     (0.10)       (0.07)
Distributions from Net
  Realized Capital Gains......    (0.46)       (0.07)       (0.02)          --
                               --------     --------     --------     --------
Total Distributions...........    (0.62)       (0.07)       (0.12)       (0.07)
                               --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD $  12.85     $  12.87     $  11.40     $  10.56
                               ========     ========     ========     ========
TOTAL RETURN                       4.70%       13.59%        9.12%        6.30%
Ratio of Expenses to Average
  Net Assets..................     0.31%        0.33%        0.31%        0.35%*
Ratio of Expenses to Average
  Net Assets Before
  Reimbursement and Rebates...     0.31%        0.33%(e)     0.31%        0.39%*
Ratio of Net Investment
  Income to Average Net Assets     0.50%        1.81%        2.03%       11.59%*
Portfolio Turnover Rate.......     15.3%        19.8%        15.1%         0.0%(d)
Net Assets, End of Period (in
  millions)................... $8,190.5     $5,510.3     $3,206.2     $1,379.4

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.
(c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.
(e) Excludes the effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is MetLife Growth Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorize broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in the underlying Portfolios are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the underlying Portfolios are recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                   Management Fees
                                  earned by Manager
                                  for the year ended
Portfolio                         December 31, 2007  % per annum  Average Daily Net Assets
---------                         ------------------ ----------- --------------------------

MetLife Growth Strategy Portfolio     $3,850,359         0.10%   First $500 Million

                                                        0.075%   $500 Million to $1 Billion

                                                         0.05%   Over $1 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
         -                                      ----------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         MetLife Growth Strategy Portfolio       0.10%   0.35%   0.25%*

         * Class not offered during the period.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:


                                                          Shares Issued
                                                             Through                 Net Increase
                                   Beginning    Shares      Dividend      Shares      in Shares     Ending
                                    Shares       Sold     Reinvestment  Repurchased  Outstanding    Shares
-                                 ----------- ----------- ------------- -----------  ------------ -----------

MetLife Growth Strategy Portfolio

 Class A

 12/31/2007                           202,259     112,839      11,249       (32,390)      91,698      293,957
 12/31/2006                           105,896     134,827       1,235       (39,699)      96,363      202,259

 Class B

 12/31/2007                       428,269,320 235,555,980  22,938,281   (49,516,012) 208,978,249  637,247,569
 12/31/2006                       281,356,823 146,888,669   2,028,314    (2,004,486) 146,912,497  428,269,320

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                            Purchases                        Sales
                                  ------------------------------ ------------------------------
                                  U.S. Government Non-Government U.S. Government Non-Government
                                  --------------- -------------- --------------- --------------

MetLife Growth Strategy Portfolio       $--       $3,796,869,384       $--       $1,068,183,558

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                     Federal        Gross         Gross
                                    Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                              Cost      Appreciation (Depreciation)  Appreciation
---------                         -------------- ------------ -------------- --------------

MetLife Growth Strategy Portfolio $7,870,109,280 $441,697,157 $(115,371,329)  $326,325,828

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

6. DISTRIBUTIONS TO SHAREHOLDERS


The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                     Ordinary Income      Long-Term Capital Gain           Total
                                  ---------------------- ------------------------ ------------------------
                                     2007        2006        2007        2006         2007        2006
                                  ----------- ---------- ------------ ----------- ------------ -----------

MetLife Growth Strategy Portfolio $77,728,831 $3,096,337 $218,090,838 $21,380,020 $295,819,669 $24,476,357

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                  Undistributed Undistributed     Net
                                    Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                     Income         Gain      Appreciation   and Deferrals       Total
                                  ------------- ------------- ------------ ------------------ ------------

MetLife Growth Strategy Portfolio  $88,043,176  $327,628,088  $326,325,826        $--         $741,997,090

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio's tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

Transactions in the Underlying Portfolios during the year ended December 31, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year are as follows:

                                                   Number of shares                                          Number of shares
                                                 held at December 31, Shares purchased  Shares sold during held at December 31,
Security Description                                     2006         during the period     the period             2007
--------------------                             -------------------- ----------------- ------------------ --------------------

Davis Venture Value Portfolio (Class A)               17,359,007          7,609,490            (85,505)         24,882,992

Goldman Sachs Mid-Cap Value Portfolio (Class A)*       7,648,585          4,960,613           (364,532)         12,244,666

Harris Oakmark Focused Value Portfolio (Class A)       1,026,235            799,479             (8,093)          1,817,621

Harris Oakmark International Portfolio (Class A)      14,758,066          9,536,819           (784,268)         23,510,617

Jennison Growth Portfolio (Class A)                   21,526,640          6,275,420        (15,452,151)         12,349,909

Legg Mason Partners Aggressive Growth Portfolio
  (Class A)*                                          39,923,766         26,583,846           (153,742)         66,353,870

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

9. OTHER MATTERS - CONTINUED

                                                     Number of shares                                          Number of shares
                                                   held at December 31, Shares purchased  Shares sold during held at December 31,
Security Description                                       2006         during the period     the period             2007
--------------------                               -------------------- ----------------- ------------------ --------------------

Legg Mason Value Equity Portfolio (Class A)*            29,929,082         21,496,963         (5,423,560)         46,002,485

Loomis Sayles Global Markets Portfolio (Class A)*       21,469,026          8,344,071         (4,309,820)         25,503,277

Lord Abbett Bond Debenture Portfolio (Class A)           8,646,147          4,797,270           (570,410)         12,873,007

Lord Abbett Growth and Income Portfolio (Class A)       18,697,973         12,766,407            (63,196)         31,401,184

Met/AIM Small Cap Growth Portfolio (Class A)*           12,290,696          5,044,847           (948,780)         16,386,763

MFS Emerging Markets Equity Portfolio (Class A)*        16,680,256          5,935,864         (5,214,374)         17,401,746

MFS Research International Portfolio (Class A)          14,872,424          9,627,302         (1,545,235)         22,954,491

Neuberger Berman Real Estate Portfolio (Class A)         6,085,515          5,855,845           (807,699)         11,133,661

PIMCO Inflation Protected Bond Portfolio (Class A)      25,906,124          9,272,715        (20,226,645)         14,952,194

PIMCO Total Return Portfolio (Class A)                          --         21,420,140         (1,315,946)         20,104,194

Rainier Large Cap Equity Portfolio (Class A)*                   --         42,271,737                 --          42,271,737

T. Rowe Price Mid-Cap Growth Portfolio (Class A)        12,581,720          5,705,875         (1,370,144)         16,917,451

Third Avenue Small Cap Value Portfolio (Class A)*       25,230,710         15,376,550            (90,034)         40,517,226

Turner Mid-Cap Growth Portfolio (Class A)*               8,653,449          3,748,060         (1,091,124)         11,310,385

Van Kampen Comstock Portfolio (Class A)*                50,685,142         35,204,665           (151,348)         85,738,459

* The Portfolio had ownership of at least 25% of the outstanding voting securities as of December 31, 2007. Once filed, the most recent Annual Report will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                                                                                     Capital
                                                            Net Realized Gain   Gain Distributions   Income earned
                                                          (Loss) on Investments  from Affiliates    from Affiliates
Security Description                                        during the period   during the period  during the period Ending Value
--------------------                                      --------------------- ------------------ ----------------- ------------

Davis Venture Value Portfolio (Class A)                        $   719,653         $        --        $5,499,951     $906,736,235

Goldman Sachs Mid-Cap Value Portfolio (Class A)                  1,163,296          10,924,518           845,899      166,160,121

Harris Oakmark Focused Value Portfolio (Class A)                     3,369          37,501,253         1,700,750      398,858,850

Harris Oakmark International Portfolio (Class A)                 3,806,507          25,100,473         2,925,330      406,028,358

Jennison Growth Portfolio (Class A)                             24,210,335          11,394,040         1,358,704      168,205,755

Legg Mason Partners Aggressive Growth Portfolio (Class A)            2,946          34,317,335           842,704      500,308,177

Legg Mason Value Equity Portfolio (Class A)                        877,626             416,214            12,343      483,026,089

Loomis Sayles Global Markets Portfolio (Class A)                 9,112,843                  --                --      338,683,522

Lord Abbett Bond Debenture Portfolio (Class A)                     118,257             158,437         6,870,038      162,586,076

Lord Abbett Growth and Income Portfolio (Class A)                   50,329          27,906,137         6,450,613      907,180,197

Met/AIM Small Cap Growth Portfolio (Class A)                     1,888,381           2,735,223                --      243,507,295

MFS Emerging Markets Equity Portfolio (Class A)                 13,540,398                  --           155,678      250,237,113

MFS Research International Portfolio (Class A)                   3,884,587          36,421,334         3,738,167      331,233,306

Neuberger Berman Real Estate Portfolio (Class A)                 5,065,052           9,084,835         1,133,721      156,761,952

PIMCO Inflation Protected Bond Portfolio (Class A)              (7,960,477)                 --         7,373,641      163,876,044

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

9. OTHER MATTERS - CONTINUED

                                                                            Capital
                                                   Net Realized Gain   Gain Distributions   Income earned
                                                 (Loss) on Investments  from Affiliates    from Affiliates    Ending
Security Description                               during the period   during the period  during the period   Value
--------------------                             --------------------- ------------------ ----------------- -----------

PIMCO Total Return Portfolio (Class A)                   438,249                   --                --     247,080,547

Rainier Large Cap Equity Portfolio (Class A)                  --                   --           386,540     422,717,368

T. Rowe Price Mid-Cap Growth Portfolio (Class A)       2,729,481            5,922,205           310,513     166,298,548

Third Avenue Small Cap Value Portfolio (Class A)         219,800           31,828,946         5,925,110     638,146,302

Turner Mid-Cap Growth Portfolio (Class A)              3,313,798            4,358,901                --     173,388,202

Van Kampen Comstock Portfolio (Class A)                  265,942           14,273,057        10,676,078     965,415,051

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Growth Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from November 4, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Growth Strategy Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from November 4, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A




Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser" and collectively, the "Advisers") for the series of the Trust (each a "Portfolio" and collectively, the "Portfolios"). The Manager provides investment advisory services in connection with the investment management of the MetLife Growth Strategy Portfolio ("MetLife Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the MetLife Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Aggressive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio and MetLife Portfolio (together, the "Asset Allocation Portfolios"), the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios and of the personnel overseeing the Advisers, as well as compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Manager has hired Morningstar Associates, LLC ("Morningstar"), an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist the Manager with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios. The Manager is responsible for paying the consulting fees.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the MetLife Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar. The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the MetLife Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-year and since inception periods ending July 31, 2007 of the MetLife Portfolio within its performance universe. The Board took into account that the MetLife Portfolio ranked above the median of its performance universe, and below the Lipper index for the since inception period. The Board noted that the MetLife Portfolio fell below the median and the Lipper index for the one-year period. The Board considered the analysis provided in the B-M Report demonstrating that the MetLife Portfolio ranked below the DJ Moderate Aggressive Portfolio benchmark return for the one-year period. The Board took into account that the MetLife Portfolio is new, and accordingly, is closely monitoring its performance in light of its underperformance. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that appropriate action is being taken to address the MetLife Portfolio's performance.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller expense group of peer funds chosen by Lipper ("expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the MetLife Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the MetLife Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median and the expense universe median. The Board also noted that the MetLife Portfolio's actual management fees were below the expense group median and the expense universe median. The Board noted that according to the Lipper data, which compared the relative fee structures of the MetLife Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the MetLife Portfolio's contractual management fees were below the normalized median of the expense group at the MetLife Portfolio's current size. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the MetLife Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the MetLife Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the MetLife Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. With respect to the MetLife Portfolio, the Board noted that the management fee is in addition to the fees received by the Manager and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios invest. With regard to the Underlying Portfolios, the Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the MetLife Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the MetLife Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the MetLife Portfolio's assets increase over time, the MetLife Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses, and that investors in the MetLife Portfolio would also benefit from economies of scale realized in the Underlying Portfolios. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board also considered other potential ancillary benefits, including any benefits derived from investment advisory fees payable to the Manager with respect to the Underlying Portfolios in which the Asset Allocation Portfolios invest. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the MetLife Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the management fee to be paid to the Manager for the MetLife Portfolio and concluded that the management fee to be paid to the Manager with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the MetLife Portfolio and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the MetLife Portfolio and those of its Underlying Portfolios.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

                          MET INVESTORS SERIES TRUST


                               MetLife Moderate
                              Strategy Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

The MetLife Moderate Strategy Portfolio's performance for the twelve months ended December 31, 2007 was a gain of 6.49% and 6.21% for Class A and Class B Shares, respectively. This compares to an 8.02% return for the Dow Jones Moderate Global Index/1/ and a 6.67% return for the blended benchmark (the Moderate Blended Benchmark is comprised of the following mix: 40% Wilshire 5000 Equity Index, 45% Lehman Brothers Universal, 10% MSCI EAFE(R) Index, and 5% CG 90-Day T-Bill).

Concerns about the subprime mortgages and the strength of the overall economy initially surfaced in the first half of 2007, but it was not until the second half of the year that those concerns intensified. A slowdown in the credit and housing market fundamentals contributed to the increased market volatility and periods of little to no liquidity in the fixed income markets. The equity markets also focused on liquidity concerns as well as senior management changes at many major financial companies. The Federal Reserve responded to the weakening market by lowering the Federal Funds Rate by a total of 100 basis points to help alleviate liquidity pressures during the year.

Although most broad equity market indices were positive for the year, stock prices did slide in the fourth quarter. During 2007, large cap stocks, as measured by the S&P 500(R) Index/2/ return of +5.5%, did better than small cap stocks, as measured by the -1.6% return of the Russell 2000(R) Index/3/. Growth style stocks generally held up better than value style stocks. There was a wide dispersion among the various sectors of the index: energy and materials were up 34% and 22% respectively, while financials (down 19%) and consumer discretionary (down 13%) dipped sharply. On an international basis, foreign stocks were up for the year, returning +11.2% as measured by the MSCI EAFE Index/SM4/.

Investment grade bonds, as measured by the Lehman Brothers Aggregate Bond Index/5/, posted a +7.0% return in response to a decline in interest rates across the yield curve. Below investment grade bonds, while still eking out a positive return for the year, were adversely impacted by credit concerns brought about by the subprime mortgage crisis. Treasuries were the best performing investment grade sector, while the credit based sectors lagged.

During the period, a slightly higher asset class target to high yield bonds and small cap stocks than is held in the broad indices (Lehman Universal Bond Index and the Wilshire 5000 Equity Index/6/) detracted from the Portfolio's performance relative to blended benchmark. High yield bonds underperformed higher grade bonds during the year because of credit concerns. Small cap stocks underperformed larger cap stocks. The Portfolio held an actual overweight position in international equities due to foreign stocks being held by primarily domestic equity managers; this helped relative performance since foreign stocks generally did better than domestic stocks.

Overall, the Portfolio's relative performance results during the period were driven primarily by the underperformance of several of the underlying Portfolios. The biggest detractors to relative performance in order of impact were the Legg Mason Value Equity, Western Asset Management U.S. Government Portfolio, Harris Oakmark International, and Lazard Mid Cap Portfolios, all of which underperformed their asset class specific indices. Among the underlying Portfolios that helped relative performance during the period in order of impact were Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Third Avenue Small Cap Value, and Turner Mid Cap Growth Portfolios.
--------
/1/ The Dow Jones Moderate Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ60%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 60% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Russell 2000(R) Index is an unmanaged index which measures the performances of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $898.3 million; the median market capitalization was approximately
--------
$705.4 million. The largest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/5/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

/6/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 80% New York Stock Exchange, 0.5% American Stock Exchange and 19.5% NASDAQ (2007). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend data and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



Although the Portfolio's broad asset class targets remained the same during the year, there were several adjustments to the underlying portfolio targets during the past year. Specifically, we further diversified the fixed income component and brought more balance between the growth and value sectors of the large cap equity component of the Portfolio.

MET INVESTORS ADVISORY, LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                 Percent of
    Description                                                  Net Assets
    -----------------------------------------------------------------------
    PIMCO Total Return Portfolio (Class A)                         18.09%
    -----------------------------------------------------------------------
    Western Asset Management U.S. Government Portfolio (Class A)    7.96%
    -----------------------------------------------------------------------
    Lord Abbett Bond Debenture Portfolio (Class A)                  7.93%
    -----------------------------------------------------------------------
    Lord Abbett Growth and Income Portfolio (Class A)               7.04%
    -----------------------------------------------------------------------
    PIMCO Inflation Protected Bond Portfolio (Class A)              7.00%
    -----------------------------------------------------------------------
    Van Kampen Comstock Portfolio (Class A)                         6.87%
    -----------------------------------------------------------------------
    Davis Venture Value Portfolio (Class A)                         6.04%
    -----------------------------------------------------------------------
    Legg Mason Value Equity Portfolio (Class A)                     4.91%
    -----------------------------------------------------------------------
    Loomis Sayles Global Markets Portfolio (Class A)                4.13%
    -----------------------------------------------------------------------
    Third Avenue Small Cap Value Portfolio (Class A)                3.89%
    -----------------------------------------------------------------------
    Rainier Large Cap Equity Portfolio (Class A)                    3.09%
    -----------------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth Portfolio (Class A)                3.04%
    -----------------------------------------------------------------------
    MFS(R) Research International Portfolio (Class A)               3.03%
    -----------------------------------------------------------------------
    Lazard Mid-Cap Portfolio (Class A)                              2.89%
    -----------------------------------------------------------------------
    Turner Mid-Cap Growth Portfolio (Class A)                       2.12%
    -----------------------------------------------------------------------
    Jennison Growth Portfolio (Class A)                             2.05%
    -----------------------------------------------------------------------
    MFS(R) Emerging Markets Equity Portfolio (Class A)              2.04%
    -----------------------------------------------------------------------
    Goldman Sachs Mid-Cap Value Portfolio (Class A)                 2.03%
    -----------------------------------------------------------------------
    Harris Oakmark International Portfolio (Class A)                1.98%
    -----------------------------------------------------------------------
    BlackRock High Yield Portfolio (Class A)                        1.96%
    -----------------------------------------------------------------------
    Neuberger Berman Real Estate Portfolio (Class A)                1.91%
    -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


     METLIFE MODERATE STRATEGY PORTFOLIO VS. DOW JONES MODERATE PORTFOLIO
                  INDEX/1/ AND MODERATE BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]
                             Moderate        DJ MOD
                             Blended         PORT
                 Fund        Benchmark       Index
              ---------     ----------      --------
 11/3/2004     $10,000       $10,000        $10,000
12/31/2004      10,255        10,394         10,694
12/31/2005      10,851        10,951         11,469
12/31/2006      11,961        12,194         12,835
12/31/2007      12,704        13,007         13,865


    --------------------------------------------------------------
                                       Average Annual Return
                                  (for the year ended 12/31/07)/3/
    --------------------------------------------------------------
                                  1 Year 3 Year Since Inception/4/
    --------------------------------------------------------------
    MetLife Moderate Strategy
    Portfolio--Class A            6.49%     --        9.49%
--  Class B                       6.21%  7.40%        7.86%
    --------------------------------------------------------------
    Dow Jones Moderate Portfolio
--  Index/1/                      8.02%  9.04%       10.87%
    --------------------------------------------------------------
- - Moderate Blended Benchmark/2/ 6.67%  7.77%        8.93%
    --------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Moderate Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ60%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 60% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/The Moderate Blended Benchmark is comprised of 40% Wilshire 5000 Equity Index, 45% Lehman Brothers Universal Index, 10% Morgan Stanley Capital International Europe Australasia and Far East Index (the MSCI EAFE(R) Index) and 5% Citigroup 3-Month Treasury Bill Index. The Index does not include fees or expenses and is not available for direct investment.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The MSCI EAFE(R) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 10/31/04.

Effective July 1, 2007, Morgan Stanley Capital International, Inc. (MSCI) discontinued the MSCI Global Capital Markets Index and the Portfolio will use the Dow Jones Moderate Portfolio Index in future reports to policyholders as the Portfolio's primary benchmark.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
METLIFE MODERATE STRATEGY PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,013.80        $0.36
  Hypothetical (5% return before expenses)     1,000.00      1,024.85         0.36
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,012.10        $1.62
  Hypothetical (5% return before expenses)     1,000.00      1,023.59         1.63
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.07% and 0.32% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
METLIFE MODERATE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                                  VALUE
     DESCRIPTION                                 SHARES       (NOTE 2)
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 100.0%
     BlackRock High Yield Portfolio
       (Class A)(b)...........................  5,372,267 $    44,267,484
     Davis Venture Value Portfolio
       (Class A)(a)...........................  3,731,082     135,960,631
     Goldman Sachs Mid-Cap Value Portfolio
       (Class A)(b)...........................  3,365,800      45,673,907
     Harris Oakmark International Portfolio
       (Class A)(b)...........................  2,585,496      44,651,513
     Jennison Growth Portfolio (Class A)(a)...  3,395,754      46,250,172
     Lazard Mid-Cap Portfolio (Class A)(b)....  5,355,531      65,176,808
     Legg Mason Value Equity Portfolio
       (Class A)(b)........................... 10,537,586     110,644,649
     Loomis Sayles Global Markets Portfolio
       (Class A)*(b)..........................  7,011,924      93,118,353
     Lord Abbett Bond Debenture Portfolio
       (Class A)(b)........................... 14,153,367     178,757,020
     Lord Abbett Growth and Income Portfolio
       (Class A)(b)...........................  5,493,104     158,695,776
     MFS(R) Emerging Markets Equity Portfolio
       (Class A)(b)...........................  3,188,915      45,856,604
     MFS(R) Research International Portfolio
       (Class A)(b)...........................  4,733,440      68,303,538
     Neuberger Berman Real Estate Portfolio
       (Class A)(b)...........................  3,059,540      43,078,317
     PIMCO Inflation Protected Bond Portfolio
       (Class A)(b)........................... 14,387,291     157,684,704
     PIMCO Total Return Portfolio
       (Class A)(b)........................... 33,160,722     407,545,274
     Rainier Large Cap Equity Portfolio
       (Class A)(b)...........................  6,973,319      69,733,188
     T. Rowe Price Mid-Cap Growth Portfolio
       (Class A)(b)...........................  6,975,946      68,573,545
     Third Avenue Small Cap Value Portfolio
       (Class A)(b)...........................  5,567,505      87,688,206
     Turner Mid-Cap Growth Portfolio
       (Class A)(b)...........................  3,109,770      47,672,782
     Van Kampen Comstock Portfolio
       (Class A)(b)........................... 13,749,063     154,814,450
     Western Asset Management U.S.
       Government Portfolio (Class A)(a)...... 14,358,380     179,336,171
                                                          ---------------
     Total Investment Company Securities
     (Cost $2,136,324,101)                                  2,253,483,092
                                                          ---------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $2,136,324,101)                                  2,253,483,092

     Other Assets and Liabilities (net) - 0.0%                   (658,392)
                                                          ---------------

     TOTAL NET ASSETS - 100.0%                            $ 2,252,824,700
                                                          ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) A Portfolio of Metropolitan Series Fund, Inc.
(b) A Portfolio of Met Investors Series Trust.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

METLIFE MODERATE STRATEGY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $2,253,483,092
   Receivable for Trust shares sold                                           1,322,434
                                                                         --------------
     Total assets                                                         2,254,805,526
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                      671,987
     Trust shares redeemed                                                      650,447
     Distribution and services fees--Class B                                    475,216
     Investment advisory fee (Note 3)                                           126,933
     Administration fee                                                           1,999
     Custodian and accounting fees                                               26,933
   Accrued expenses                                                              27,311
                                                                         --------------
     Total liabilities                                                        1,980,826
                                                                         --------------
NET ASSETS                                                               $2,252,824,700
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $2,043,785,839
   Accumulated net realized gain                                             52,775,954
   Unrealized appreciation on investments                                   117,158,991
   Undistributed net investment income                                       39,103,916
                                                                         --------------
     Total                                                               $2,252,824,700
                                                                         ==============
NET ASSETS
   Class A                                                               $      948,716
                                                                         ==============
   Class B                                                                2,251,875,984
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                       80,858
                                                                         ==============
   Class B                                                                  192,395,065
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        11.73
                                                                         ==============
   Class B                                                                        11.70
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost                                                    $2,136,324,101


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

METLIFE MODERATE STRATEGY PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $ 34,078,950
                                                                          ------------
       Total investment income                                              34,078,950
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          1,365,189
   Administration fees                                                          23,999
   Custody and accounting fees                                                  18,741
   Distribution fee--Class B                                                 4,948,645
   Transfer agent fees                                                           4,811
   Audit                                                                        17,663
   Legal                                                                        20,373
   Trustee fees and expenses                                                    15,474
   Insurance                                                                     2,064
   Other                                                                         4,749
                                                                          ------------
       Total expenses                                                        6,421,708
                                                                          ------------
   Net investment income                                                    27,657,242
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                          24,157,267
       Capital gain distributions from underlying Portfolios                45,575,534
                                                                          ------------
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           69,732,801
                                                                          ------------
   Net change in unrealized appreciation on:
       Investments                                                          14,584,986
                                                                          ------------
   Net change in unrealized appreciation on investments                     14,584,986
                                                                          ------------
   Net realized and change in unrealized gain on investments                84,317,787
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $111,975,029
                                                                          ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

METLIFE MODERATE STRATEGY PORTFOLIO
                                                                           Year Ended      Year Ended
                                                                          December 31,    December 31,
                                                                              2007            2006
                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   27,657,242  $   38,182,429
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                            69,732,801      44,977,262
   Net change in unrealized appreciation on investments                      14,584,986      60,325,311
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                     111,975,029     143,485,002
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                    (20,253)           (607)
     Class B                                                                (38,162,190)       (120,374)
   From net realized gains
     Class A                                                                    (23,866)         (2,551)
     Class B                                                                (49,140,175)    (10,360,885)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                  (87,346,484)    (10,484,417)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                    105,934         604,886
     Class B                                                                776,307,967     442,249,084
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                     44,119           3,158
     Class B                                                                 87,302,365      10,481,259
   Cost of shares repurchased
     Class A                                                                   (129,830)        (57,690)
     Class B                                                               (316,712,509)    (75,367,914)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions               546,918,046     377,912,783
                                                                         --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                571,546,591     510,913,368
   Net assets at beginning of period                                      1,681,278,109   1,170,364,741
                                                                         --------------  --------------
   Net assets at end of period                                           $2,252,824,700  $1,681,278,109
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $   39,103,916  $   38,182,434
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

METLIFE MODERATE STRATEGY PORTFOLIO
                                                                                           CLASS A
                                                                            ----------------------------------
                                                                                     FOR THE YEARS ENDED
                                                                                         DECEMBER 31,
                                                                            ----------------------------------
                                                                                2007         2006       2005(B)
                                                                            --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD....................................... $  11.58     $  10.57     $   9.91
                                                                            --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income......................................................     0.20 (a)     0.19 (a)     1.25 (a)
Net Realized/Unrealized Gain (Loss) on Investments.........................     0.54         0.93        (0.44)
                                                                            --------     --------     --------
Total from Investment Operations...........................................     0.74         1.12         0.81
                                                                            --------     --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................    (0.27)       (0.02)       (0.13)
Distributions from Net Realized Capital Gains..............................    (0.32)       (0.09)       (0.02)
                                                                            --------     --------     --------
Total Distributions........................................................    (0.59)       (0.11)       (0.15)
                                                                            --------     --------     --------
NET ASSET VALUE, END OF PERIOD............................................. $  11.73     $  11.58     $  10.57
                                                                            ========     ========     ========
TOTAL RETURN                                                                    6.49%       10.62%        8.16%
Ratio of Expenses to Average Net Assets....................................     0.07%        0.09%        0.09%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...     0.07%        0.09%(e)     0.09%*
Ratio of Net Investment Income to Average Net Assets.......................     1.73%        1.76%       17.59%*
Portfolio Turnover Rate....................................................     18.1%        22.2%        22.6%
Net Assets, End of Period (in millions).................................... $    0.9     $    0.9     $    0.3

                                                                                                 CLASS B
                                                                            ---------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                            ---------------------------------------------
                                                                                2007         2006        2005       2004(C)
                                                                            --------     --------     --------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................... $  11.56     $  10.57     $  10.11     $10.00
                                                                            --------     --------     --------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income......................................................     0.16 (a)     0.30 (a)     0.22 (a)   0.36 (a)
Net Realized/Unrealized Gain (Loss) on Investments.........................     0.55         0.78         0.37      (0.11)
                                                                            --------     --------     --------     ------
Total from Investment Operations...........................................     0.71         1.08         0.59       0.25
                                                                            --------     --------     --------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................    (0.25)       (0.00)+      (0.11)     (0.14)
Distributions from Net Realized Capital Gains..............................    (0.32)       (0.09)       (0.02)        --
                                                                            --------     --------     --------     ------
Total Distributions........................................................    (0.57)       (0.09)       (0.13)     (0.14)
                                                                            --------     --------     --------     ------
NET ASSET VALUE, END OF PERIOD............................................. $  11.70     $  11.56     $  10.57     $10.11
                                                                            ========     ========     ========     ======
TOTAL RETURN                                                                    6.21%       10.23%        5.81%      2.55%
Ratio of Expenses to Average Net Assets....................................     0.32%        0.35%        0.35%      0.35%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...     0.32%        0.35%(e)     0.35%      0.45%*
Ratio of Net Investment Income to Average Net Assets.......................     1.40%        2.70%        2.14%     22.53%*
Portfolio Turnover Rate....................................................     18.1%        22.2%        22.6%       0.0%(d)
Net Assets, End of Period (in millions).................................... $2,251.9     $1,680.4     $1,170.1     $500.3

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.
(c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.
(e) Excludes the effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is MetLife Moderate Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in the underlying Portfolios are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the underlying Portfolios are recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                     Management Fees
                                    earned by Manager
                                    for the year ended
Portfolio                           December 31, 2007  % per annum  Average Daily Net Assets
---------                           ------------------ ----------- --------------------------

MetLife Moderate Strategy Portfolio     $1,365,189         0.10%   First $500 Million

                                                          0.075%   $500 Million to $1 Billion

                                                           0.05%   Over $1 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
         -                                      ---------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         MetLife Moderate Strategy Portfolio     0.10%   0.35%   0.25%*

         * Class not offered during the period.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                           Shares Issued
                                                              Through                 Net Increase
                                     Beginning    Shares     Dividend      Shares      in Shares     Ending
                                      Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
                                    ----------- ---------- ------------- -----------  ------------ -----------

MetLife Moderate Strategy Portfolio

 Class A

 12/31/2007                              79,091      9,060       3,830       (11,123)       1,767       80,858
 12/31/2006                              27,826     56,251         290        (5,276)      51,265       79,091

 Class B

 12/31/2007                         145,307,558 66,722,786   7,584,915   (27,220,194)  47,087,507  192,395,065
 12/31/2006                         110,699,660 40,511,591     963,351    (6,867,044)  34,607,898  145,307,558

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                              Purchases                        Sales
                                    ------------------------------ ------------------------------
                                    U.S. Government Non-Government U.S. Government Non-Government
                                    --------------- -------------- --------------- --------------

MetLife Moderate Strategy Portfolio       $--        $891,501,688        $--        $358,565,930

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                       Federal        Gross         Gross
                                      Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                Cost      Appreciation (Depreciation)  Appreciation
---------                           -------------- ------------ -------------- --------------

MetLife Moderate Strategy Portfolio $2,142,785,745 $124,842,292  $(14,144,945)  $110,697,347

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                       Ordinary Income     Long-Term Capital Gain          Total
                                    ---------------------- ---------------------- -----------------------
                                       2007        2006       2007        2006       2007        2006
                                    ----------- ---------- ----------- ---------- ----------- -----------

MetLife Moderate Strategy Portfolio $38,452,860 $1,408,284 $48,893,624 $9,076,133 $87,346,484 $10,484,417

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

6. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                    Undistributed Undistributed     Net
                                      Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                       Income         Gain      Appreciation   and Deferrals       Total
                                    ------------- ------------- ------------ ------------------ ------------

MetLife Moderate Strategy Portfolio  $40,158,838   $58,182,678  $110,697,347        $--         $209,038,863

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

Transactions in the Underlying Portfolios during the year ended December 31, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year are as follows:

                                                     Number of shares                                          Number of shares
                                                   held at December 31, Shares purchased  Shares sold during held at December 31,
Security Description                                       2006         during the period     the period             2007
--------------------                               -------------------- ----------------- ------------------ --------------------

BlackRock High Yield Portfolio (Class A)                        --          5,505,246           (132,979)          5,372,267

Goldman Sachs Mid-Cap Value Portfolio (Class A)          2,366,356          1,212,814           (213,370)          3,365,800

Lazard Mid-Cap Portfolio (Class A)                       3,761,793          1,925,480           (331,742)          5,355,531

Legg Mason Value Equity Portfolio (Class A)              7,717,501          4,452,813         (1,632,728)         10,537,586

Loomis Sayles Global Markets Portfolio (Class A)         6,641,854          1,662,583         (1,292,513)          7,011,924

Lord Abbett Bond Debenture Portfolio (Class A)          10,695,668          3,986,569           (528,870)         14,153,367

MFS Emerging Markets Equity Portfolio (Class A)          3,441,818            796,144         (1,049,047)          3,188,915

PIMCO Inflation Protected Bond Portfolio (Class A)      19,222,860          5,489,671        (10,325,240)         14,387,291

PIMCO Total Return Portfolio (Class A)                  20,842,894         14,150,200         (1,832,372)         33,160,722

Rainier Large Cap Equity Portfolio (Class A)                    --          7,010,659            (37,340)          6,973,319

T. Rowe Price Mid-Cap Growth Portfolio (Class A)         5,839,669          1,871,519           (735,242)          6,975,946

Turner Mid-Cap Growth Portfolio (Class A)                2,677,882            779,046           (347,158)          3,109,770

Van Kampen Comstock Portfolio (Class A)                  8,551,077          5,534,381           (336,395)         13,749,063

Western Asset Management U.S. Government Portfolio
  (Class A)                                             10,689,721          4,179,028           (510,369)         14,358,380

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

9. OTHER MATTERS - CONTINUED


                                                                              Capital
                                                     Net Realized Gain   Gain Distributions   Income earned
                                                   (Loss) on Investments  from Affiliates    from Affiliates
Security Description                                 during the period   during the period  during the period Ending Value
--------------------                               --------------------- ------------------ ----------------- ------------

BlackRock High Yield Portfolio (Class A)                $   (16,456)         $       --        $       --     $ 44,267,484

Goldman Sachs Mid-Cap Value Portfolio (Class A)             532,776           3,186,889           246,765       45,673,907

Lazard Mid-Cap Portfolio (Class A)                           73,233           4,830,146           352,433       65,176,808

Legg Mason Value Equity Portfolio (Class A)                 488,718             101,109             2,998      110,644,649

Loomis Sayles Global Markets Portfolio (Class A)          2,413,649                  --                --       93,118,353

Lord Abbett Bond Debenture Portfolio (Class A)              (12,634)            184,873         8,016,350      178,757,020

MFS Emerging Markets Equity Portfolio (Class A)           2,445,161                  --            30,283       45,856,604

PIMCO Inflation Protected Bond Portfolio (Class A)       (4,575,529)                 --         5,163,238      157,684,704

PIMCO Total Return Portfolio (Class A)                      961,361                  --         9,737,903      407,545,274

Rainier Large Cap Equity Portfolio (Class A)                 10,400                  --            63,856       69,733,188

T. Rowe Price Mid-Cap Growth Portfolio (Class A)          1,424,088           2,591,468           135,876       68,573,545

Turner Mid-Cap Growth Portfolio (Class A)                   999,509           1,271,086                --       47,672,782

Van Kampen Comstock Portfolio (Class A)                     675,571           2,270,472         1,698,286      154,814,450

Western Asset Management U.S. Government Portfolio
  (Class A)                                                  72,803                  --         3,957,495      179,336,171

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Moderate Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from November 4, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Moderate Strategy Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from November 4, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                      in Fund
                            Position(s)   Term of Office                                              Complex
                             Held with    and Length of           Principal Occupation(s)             overseen
Name, Age and Address        the Trust     Time Served              During Past 5 Years             by Trustee**
---------------------      -------------- -------------- ------------------------------------------ ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice             N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice            N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife          N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,              N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from
One MetLife Plaza                                        October 2002 to March 2006, Assistant
27-01 Queens Plaza North                                 Vice President; from November 2005 to
Long Island City, NY 11101                               August 2006, Interim Chief Compliance
                                                         Officer, Met Investors Series Trust; Since
                                                         April 2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser" and collectively, the "Advisers") for the series of the Trust (each a "Portfolio" and collectively, the "Portfolios"). The Manager provides investment advisory services in connection with the investment management of the MetLife Moderate Strategy Portfolio ("MetLife Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the MetLife Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Portfolio (together, the "Asset Allocation Portfolios"), the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios and of the personnel overseeing the Advisers, as well as compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Manager has hired Morningstar Associates, LLC ("Morningstar"), an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist the Manager with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios. The Manager is responsible for paying the consulting fees.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the MetLife Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar. The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the MetLife Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-year and since inception periods ending July 31, 2007 of the MetLife Portfolio within its performance universe. The Board took into account that the MetLife Portfolio ranked above the median of its performance universe for the since inception period. The Board noted that the MetLife Portfolio fell below the median for the one-year period. The Board considered the analysis provided in the B-M Report demonstrating that the MetLife Portfolio ranked below the DJ Moderate Portfolio benchmark return for the one-year period. The Board took into account that the MetLife Portfolio is new, and accordingly, is closely monitoring its performance in light of its underperformance. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that appropriate action is being taken to address the MetLife Portfolio's performance.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller expense group of peer funds chosen by Lipper ("expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the MetLife Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the MetLife Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median and the expense universe median. The Board also noted that the MetLife Portfolio's actual management fees were below the expense group median and the expense universe median. The Board noted that according to the Lipper data, which compared the relative fee structures of the MetLife Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the MetLife Portfolio's contractual management fees were below the normalized median of the expense group at the MetLife Portfolio's current size. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the MetLife Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the MetLife Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the MetLife Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. With respect to the MetLife Portfolio, the Board noted that the management fee is in addition to the fees received by the Manager and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios invest. With regard to the Underlying Portfolios, the Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the MetLife Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the MetLife Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the MetLife Portfolio's assets increase over time, the MetLife Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses, and that investors in the MetLife Portfolio would also benefit from economies of scale realized in the Underlying Portfolios. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board also considered other potential ancillary benefits, including any benefits derived from investment advisory fees payable to the Manager with respect to the Underlying Portfolios in which the Asset Allocation Portfolios invest. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the MetLife Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the management fee to be paid to the Manager for the MetLife Portfolio and concluded that the management fee to be paid to the Manager with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the MetLife Portfolio and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the MetLife Portfolio and those of its Underlying Portfolios.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

                          MET INVESTORS SERIES TRUST


                            MFS(R) Emerging Markets
                               Equity Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO            FOR THE YEAR ENDED 12/31/07
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

For the twelve months ended December 31, 2007, the Met Investors Series Trust--MFS(R) Emerging Markets Equity Portfolio provided a total return 36.93% and 36.62% for Class A and B Shares, respectively. This compares with a return of 39.78% for the portfolio's benchmark, the MSCI Emerging Markets Free Index/SM1/.

DETRACTORS FROM PERFORMANCE

Security selection in the financial services sector was the primary detractor to performance relative to the MSCI Emerging Markets Index over the reporting period. Holdings in banking firm Kookmin Bank/(g)/ (South Korea) and banking services firm ABSA Group Ltd. held back performance.

An underweighted position in the industrial goods & services sector also hindered performance over the reporting period, although no holdings in the sector were among the top detractors.

Stock selection was the key negative factor in the technology sector where positions such as Samsung Electronics/(g)/ and HCL Technologies/(g)/ hindered performance.

Securities in other sectors that held back relative returns included housing builder Sare Holding/(aa) /(Mexico), generic drug manufacturer Teva Pharmaceutical (Israel), pharmaceutical company Gedeon Richter (Hungary), electric power company Tenaga Nasional (Malaysia), and wireless communications company America Movil (Mexico). Not owning mining firm Bumi Resources (Indonesia) also held back relative performance as this stock outperformed the benchmark.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the energy sector boosted relative performance. Strong performers within this sector included oil and gas exploration and production company Petroleo Brasileiro SA (Brazil) and petrochemical firm Reliance Industries (India). Avoiding gas and oil exploration firm Surgutneftegaz (Russia) also proved to be a key positive decision.

A combination of overweighting and stock selection in the basic materials sector boosted relative returns. Iron ore miner Companhia Vale do Rio Doce (Brazil), manufacturer of steel products Steel Authority of India/(aa)(g)/ (India), and mineral miner Grupo Mexico (Mexico) were among the top contributors.

Other stocks that contributed to relative performance included mobile phone services provider Vimpel Communications (Russia), technology consulting firm Infosys (India) and water supply company Manila Water/(aa) /(Phillipines). Not owning the poor-performing cement producer Cemex (Mexico) also enhanced relative returns.

During the reporting period, currency exposure was a contributor to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

NICHOLAS SMITHIE
Portfolio Manager, Investment Officer
MASSACHUSETTS FINANCIAL SERVICES COMPANY

Mr. Smithie joined MFS(R) in 1998 as an equity research analyst and has managed the portfolio since its inception. Prior to joining MFS(R), he worked for two-and-a-half years as a Global Emerging Markets Portfolio Manager for Gartmore Investment Management, two years as an Assistant Manager in the Developing Country Finance Group for West Merchant Bank, one year as a Consultant for Republic National Bank of New York, and four years as a Chartered Account for Coopers & Lybrand.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                         Percent of
            Description                                  Net Assets
            -------------------------------------------------------
            Petroleo Brasileiro S.A. (ADR)                 7.76%
            -------------------------------------------------------
            Gazprom (ADR)                                  7.61%
            -------------------------------------------------------
            Companhia Vale do Rio Doce (ADR)               4.83%
            -------------------------------------------------------
            China Mobile (Hong Kong), Ltd.                 3.25%
            -------------------------------------------------------
            America Movil SAB de C.V. (ADR)                3.20%
            -------------------------------------------------------
            Reliance Industries, Ltd. (GDR) (144A)         2.49%
            -------------------------------------------------------
            Taiwan Semiconductor Manufacturing Co., Ltd.   2.18%
            -------------------------------------------------------
            POSCO (ADR)                                    1.96%
            -------------------------------------------------------
            China Life Insurance Co., Ltd.                 1.93%
            -------------------------------------------------------
            Sberbank                                       1.74%
            -------------------------------------------------------

--------
(aa) Security is not a benchmark constituent.

(g) Security was not held in the portfolio at period end.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO            FOR THE YEAR ENDED 12/31/07
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07
                                    [CHART]

Others                 21.5
Brazil                 18.9
Russia                 14.0
Mexico                  8.6
South Africa            8.0
Taiwan                  6.4
South Korea             5.5
Hong Kong               5.2
India                   5.0
China                   3.7
Israel                  3.2



--------
/1/ The Morgan Stanley Capital International (MSCI) Emerging Market Free (EMF) Index/SM/ is an unmanaged market capitalization weighted equity index composed of companies that are representative of the market structure of the following 26 countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey, and Venezuela. "Free" MSCI indices exclude those shares not purchasable by foreign investors. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO            FOR THE YEAR ENDED 12/31/07
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

              MFS(R) EMERGING MARKETS EQUITY PORTFOLIO MANAGED BY
    MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. MSCI EMERGING MARKETS FREE
                                  INDEX/SM1/
                           Growth Based on $10,000+

                                    [CHART]

                                        MSCI EMF
                      Fund              Index
                    ---------           ----------
      5/1/2006      $10,000            $10,000
    12/31/2006       10,604             11,014
    12/31/2007       14,520             15,396


    --------------------------------------------------------------------
                                          Average Annual Return/2/
                                          (for the year ended 12/31/07)
    --------------------------------------------------------------------
                                                          Since
                                          1 year       Inception/3/
    --------------------------------------------------------------------
    MFS(R) Emerging Markets Equity
--  Portfolio--Class A                    36.93%         25.00%
    Class B                               36.62%         24.65%
    --------------------------------------------------------------------
- - MSCI Emerging Markets Free Index/SM1/ 39.78%         29.72%
    --------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Morgan Stanley Capital International (MSCI) Emerging Market Free (EMF) Index/SM/ is an unmanaged market capitalization weighted equity index composed of companies that are representative of the market structure of the following 26 countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey, and Venezuela. "Free" MSCI indices exclude those shares not purchasable by foreign investors. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/06. Index returns are based on an inception date of 4/30/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,193.40        $7.24
  Hypothetical (5% return before expenses)     1,000.00      1,018.60         6.67
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,192.30        $8.68
  Hypothetical (5% return before expenses)     1,000.00      1,017.29         7.98
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.31% and 1.57% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


  ----------------------------------------------------------------------------
  SECURITY                                                          VALUE
  DESCRIPTION                                          SHARES      (NOTE 2)
  ----------------------------------------------------------------------------

  COMMON STOCKS - 93.2%
  ARGENTINA - 0.8%
  Banco Macro S.A. (ADR)(a).........................     100,790 $   2,493,545
  Telecom Argentina S.A. (ADR)*(a)..................     125,700     2,796,825
                                                                 -------------
                                                                     5,290,370
                                                                 -------------
  BERMUDA - 0.4%
  Hopson Development Holdings, Ltd..................     872,000     2,393,493
                                                                 -------------
  BRAZIL - 16.9%
  Aracruz Celulose S.A. (ADR)(a)....................      62,100     4,617,135
  Banco Bradesco S.A. (ADR)(a)......................     345,360    11,051,520
  Companhia Vale do Rio Doce (ADR)..................     964,410    31,507,275
  CSU Cardsystem S.A.*..............................     861,380     2,782,548
  LPS Brasil-Consultoria de Imoveis S.A.*...........     197,100     3,875,562
  Petroleo Brasileiro S.A. (ADR)....................     438,990    50,589,207
  Unibanco-Uniao de Bancos Brasilieros S.A. (ADR)...      39,080     5,457,131
                                                                 -------------
                                                                   109,880,378
                                                                 -------------
  CHILE - 0.5%
  Banco Santander Chile S.A. (ADR)..................      58,220     2,968,638
                                                                 -------------
  CHINA - 3.7%
  Bank of China, Ltd................................   8,462,000     4,020,368
  China Life Insurance Co., Ltd.....................   2,474,000    12,589,176
  Industrial and Commercial Bank of China, Ltd......  10,633,000     7,543,284
                                                                 -------------
                                                                    24,152,828
                                                                 -------------
  CZECH REPUBLIC - 1.2%
  CEZ...............................................     106,620     7,987,630
                                                                 -------------
  EGYPT - 1.8%
  Egyptian Co. for Mobile Services..................      86,223     3,191,534
  Orascom Construction Industries...................      27,409     2,847,147
  Orascom Telecom Holding SAE.......................     358,438     5,964,008
                                                                 -------------
                                                                    12,002,689
                                                                 -------------
  GREECE - 0.5%
  Coca-Cola Hellenic Bottling Co. S.A...............      76,170     3,281,240
                                                                 -------------
  HONG KONG - 5.1%
  China Mobile (Hong Kong), Ltd.....................   1,221,500    21,164,482
  Citic Pacific, Ltd................................     577,000     3,163,724
  CNOOC, Ltd........................................   5,350,000     8,979,188
                                                                 -------------
                                                                    33,307,394
                                                                 -------------
  HUNGARY - 0.7%
  OTP Bank Nyrt. (GDR)..............................      38,540     4,239,400
                                                                 -------------
  INDIA - 3.6%
  Infosys Technologies, Ltd. (ADR)(a)...............     156,870     7,115,623
  Reliance Industries, Ltd. (GDR) (144A)(b).........     110,450    16,196,579
                                                                 -------------
                                                                    23,312,202
                                                                 -------------

         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                            SHARES      (NOTE 2)
         -------------------------------------------------------------

         INDONESIA - 2.5%
         PT Astra International Tbk..........   1,223,500 $  3,522,282
         PT Bank Central Asia Tbk............   3,309,500    2,546,461
         PT Bank Rakyat Indonesia Tbk........   3,220,000    2,512,540
         PT Hanjaya Mandala Sampoerna Tbk....   1,651,000    2,513,978
         PT Telekomunikasi Indonesia Tbk.....   4,552,000    4,922,343
                                                          ------------
                                                            16,017,604
                                                          ------------
         ISRAEL - 3.2%
         Check Point Software Technologies,
           Ltd.*.............................     133,190    2,924,852
         Israel Chemicals, Ltd...............     593,770    7,538,092
         Makhteshim-Agan Industries, Ltd.*...     390,950    3,567,937
         Teva Pharmaceutical Industries, Ltd.
           (ADR).............................     139,860    6,500,693
                                                          ------------
                                                            20,531,574
                                                          ------------
         MALAYSIA - 2.7%
         AMMB Holdings Berhad................   2,279,125    2,608,919
         Bumiputra-Commerce Holdings
           Berhad............................     712,700    2,348,179
         Malayan Banking Berhad..............     773,000    2,672,648
         Resorts World Berhad................   2,757,000    3,221,265
         Sime Darby Berhad*..................     836,700    3,010,804
         Tenaga Nasional Berhad..............   1,397,000    4,041,759
                                                          ------------
                                                            17,903,574
                                                          ------------
         MEXICO - 8.6%
         America Movil, SAB de C.V. (ADR)....     339,210   20,824,102
         Corporacion Moctezuma S.A. de C.V...     810,100    1,986,068
         Grupo Continental S.A.(a)...........   1,269,970    3,005,337
         Grupo Financiero Banorte SAB de
           C.V.(a)...........................     698,800    2,886,268
         Grupo Mexico S.A. de C.V............   1,121,200    7,043,920
         Grupo Modelo S.A. de C.V.(a)........     613,000    2,918,687
         Grupo Televisa S.A. (ADR)(a)........     182,990    4,349,672
         Kimberly-Clark de Mexico S.A. de
           C.V. - Class A....................     944,940    4,124,444
         Sare Holding SAB de C.V.*(a)........   3,441,500    4,689,838
         Wal-Mart de Mexico SAB de C.V.(a)...   1,153,700    4,020,266
                                                          ------------
                                                            55,848,602
                                                          ------------
         PANAMA - 0.5%
         Copa Holdings S.A. - Class A(a).....      88,060    3,308,414
                                                          ------------
         PHILIPPINES - 2.2%
         Manila Water Co.....................  17,676,000    7,844,943
         Philippine Long Distance Telephone
           Co................................      85,060    6,512,423
                                                          ------------
                                                            14,357,366
                                                          ------------
         RUSSIA - 13.9%
         Gazprom (ADR).......................     875,170   49,622,139
         GMK Norilsk Nickel (ADR)............      23,470    6,354,502

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                           SHARES      (NOTE 2)
         -------------------------------------------------------------

         RUSSIA - CONTINUED
         Mobile Telesystems (ADR)...........      89,930 $   9,153,975
         Sberbank...........................   2,715,870    11,332,217
         Sistema JSFC (GDR).................      86,390     3,595,151
         Vimpel-Communications (ADR)........     250,040    10,401,664
                                                         -------------
                                                            90,459,648
                                                         -------------
         SINGAPORE - 1.3%
         Capitaland, Ltd....................     626,000     2,694,733
         Mercator Lines Singapore, Ltd.*....   6,589,000     2,887,199
         Yanlord Land Group, Ltd.(a)........   1,310,000     3,005,592
                                                         -------------
                                                             8,587,524
                                                         -------------
         SOUTH AFRICA - 7.9%
         ABSA Group, Ltd....................     254,470     4,109,060
         African Bank Investments, Ltd......   1,065,730     5,124,539
         Discovery Holdings, Ltd............           0             2
         FirstRand, Ltd.....................   1,591,420     4,612,975
         Impala Platinum Holdings, Ltd......     164,720     5,659,694
         Massmart Holdings, Ltd.............     246,894     2,580,843
         MTN Group, Ltd.....................     522,380     9,744,450
         Murray & Roberts Holdings, Ltd.....     219,462     3,257,003
         Nedbank Group, Ltd.................     122,764     2,431,519
         Sanlam, Ltd........................   1,686,270     5,615,017
         Standard Bank Group, Ltd...........     430,300     6,269,953
         Tiger Brands, Ltd..................      96,830     2,370,127
                                                         -------------
                                                            51,775,182
                                                         -------------
         SOUTH KOREA - 5.4%
         Hana Financial Group, Inc..........      66,700     3,610,847
         Hyundai Heavy Industries Co., Ltd.*      13,893     6,465,747
         KT&G Corp.*........................      31,830     2,707,243
         LG Chem, Ltd.*.....................      44,610     4,252,184
         Lotte Shopping Co., Ltd.*..........       6,770     2,964,171
         NHN Corp.*.........................      11,009     2,610,095
         POSCO (ADR)(a).....................      85,000    12,784,850
                                                         -------------
                                                            35,395,137
                                                         -------------
         TAIWAN - 6.3%
         Cathay Financial Holding Co., Ltd..   1,740,135     3,599,404
         China Steel Corp...................   2,392,000     3,185,725
         Chunghwa Telecom Co., Ltd.(d)......   2,098,200     3,905,732
         Formosa Chemicals & Fibre Corp.....     961,000     2,448,967
         Formosa Plastics Corp..............   1,064,000     2,971,122
         High Tech Computer Corp............     149,920     2,742,393
         Innolux Display Corp...............   1,140,160     3,823,740
         MediaTek, Inc......................     323,000     4,156,532
         Taiwan Semiconductor Manufacturing
           Co., Ltd.........................   7,481,000    14,227,907
         United Microelectronics Corp.......      11,000         6,792
                                                         -------------
                                                            41,068,314
                                                         -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       THAILAND - 0.7%
       Siam Cement Public Co., Ltd............     675,300 $   4,666,726
                                                           -------------

       TURKEY - 1.8%
       Asya Katilim Bankasi A.S.*(a)..........     275,824     2,587,851
       Tofas Turk Otomobil Fabrikasi A.S......     696,645     3,658,167
       Turkiye Garanti Bankasi A.S............     634,480     5,670,018
                                                           -------------
                                                              11,916,036
                                                           -------------
       UNITED ARAB EMIRATES - 0.4%
       DP World, Ltd.*........................   2,408,442     2,866,046
                                                           -------------
       UNITED STATES - 0.6%
       Southern Copper Corp.(a)...............      36,440     3,830,937
                                                           -------------

       TOTAL COMMON STOCKS
       (Cost $486,509,398)                                   607,348,946
                                                           -------------

       PREFERRED STOCKS - 1.9%
       BRAZIL - 1.9%
       Eletropaulo Metropolitana de Sao Paulo
         S.A..................................  70,450,000     5,758,695
       Universo Online S.A.*..................     500,100     3,371,460
       Usinas Siderurgicas de Minas Gerais
         S.A. - Class A.......................      66,100     3,026,489
                                                           -------------
                                                              12,156,644
                                                           -------------

       TOTAL PREFERRED STOCKS
       (Cost $9,945,872)                                      12,156,644
                                                           -------------

       RIGHT - 0.0%
       BRAZIL - 0.0%
       LPS Brasil Consult, Expire 01/07/08
         (Cost - $0)..........................       5,303         1,370
                                                           -------------

       WARRANTS - 4.0%
       INDIA - 1.4%
       Oil & Natural Gas Corp., Ltd., expires
         03/09/09 (144A)*(b)..................      88,864     2,795,928
       Steel Authority Of India, expires
         04/21/09 (144A)*(b)..................     873,760     6,321,654
                                                           -------------
                                                               9,117,582
                                                           -------------
       LUXEMBOURG - 1.6%
       Bharat Heavy Electricals, Ltd., expires
         09/01/10 (144A)*(b)..................      47,700     3,136,609
       Merrill Lynch International & Co.,
         expires 06/23/09 (144A)*(b)..........      43,690     4,637,868
       Merrill Lynch International & Co.,
         expires 10/13/10 (144A)*(b)..........     227,530     2,600,441
                                                           -------------
                                                              10,374,918
                                                           -------------
       NETHERLANDS ANTILLES - 1.0%
       Emaar Properties PJSC, expires
         01/12/10 (144A)*(b)..................     823,290     3,389,485

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   SHARES/PAR     VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------
      NETHERLANDS ANTILLES - CONTINUED
      ITC, Ltd., expires 01/06/11
        (144A)*(b).............................      629,534 $  3,368,637
                                                             ------------
                                                                6,758,122
                                                             ------------
      TOTAL WARRANTS
      (Cost $18,891,655)                                       26,250,621
                                                             ------------

      SHORT-TERM INVESTMENTS - 5.5%
      Societe Generale North America
        3.600%, due 01/02/08................... $  4,830,000    4,829,517
      State Street Navigator Securities Lending
        Prime Portfolio(c).....................   31,248,394   31,248,394
                                                             ------------
      Total Short-Term Investments
      (Cost $36,077,911)                                       36,077,911
                                                             ------------

      TOTAL INVESTMENTS - 104.6%
      (Cost $551,424,836)                                     681,835,492

      Other Assets and Liabilities (net) - (4.6)%             (30,154,400)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $651,681,092
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $42,447,201 of net assets.
(c) Represents investment of collateral received from securities lending transactions.
(d) Security is valued in good faith at fair value by or under the direction of the Board of Directors.
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION AT 12/31/2007

                                                             PERCENT OF
        INDUSTRY                                 VALUE (000) NET ASSETS
        ---------------------------------------------------------------
        Airlines                                  $  3,309       0.5%
        Automobiles                                  7,181       1.1%
        Beverages                                    9,205       1.4%
        Chemicals                                   20,778       3.2%
        Commercial Banks                            86,751      13.3%
        Computers & Peripherals                      6,566       1.0%
        Construction & Engineering                   2,847       0.4%
        Construction Materials                       6,653       1.0%
        Diversified Financial Services              12,346       1.9%
        Diversified Telecommunication Services       7,719       1.2%
        Electric Utilities                          17,788       2.7%
        Financial--Diversified                       7,238       1.1%
        Food & Staples Retailing                     6,601       1.0%
        Food Products                                2,370       0.4%
        Hotels, Restaurants & Leisure                3,221       0.5%
        Household Durables                           4,690       0.7%
        Household Products                           4,124       0.6%
        Industrial Conglomerates                     9,432       1.5%
        Insurance                                   21,804       3.4%
        Internet Software & Services                 5,982       0.9%
        IT Services                                  9,898       1.5%
        Machinery                                    6,466       1.0%
        Marine                                       2,887       0.4%
        Media                                        4,350       0.7%
        Metals & Mining                             79,715      12.2%
        Multiline Retail                             2,964       0.5%
        Oil, Gas & Consumable Fuels                128,183      19.7%
        Paper & Forest Products                      4,617       0.7%
        Pharmaceuticals                              6,501       1.0%
        Real Estate Management & Development        15,360       2.4%
        Semiconductors & Semiconductor Equipment    18,391       2.8%
        Software                                     2,925       0.5%
        Telecommunication Services--Diversified      3,906       0.6%
        Tobacco                                      8,590       1.3%
        Transportation Infrastructure                2,866       0.4%
        Water Utilities                             10,982       1.7%
        Wireless Telecommunication Services         90,552      13.9%
                                                  --------      ----
        Total                                     $645,758      99.1%
                                                  ========      ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $650,587,098
   Cash                                                                       262,849
   Cash denominated in foreign currencies**                                    82,772
   Collateral for securities on loan                                       31,248,394
   Receivable for Trust shares sold                                           721,930
   Dividends receivable                                                     1,059,398
                                                                         ------------
     Total assets                                                         683,962,441
                                                                         ------------
LIABILITIES
   Payables for:
     Trust shares redeemed                                                     68,973
     Distribution and services fees--Class B                                   16,026
     Collateral for securities on loan                                     31,248,394
     Investment advisory fee (Note 3)                                         539,763
     Administration fee                                                         3,456
     Custodian and accounting fees                                            352,883
   Accrued expenses                                                            51,854
                                                                         ------------
     Total liabilities                                                     32,281,349
                                                                         ------------
NET ASSETS                                                                651,681,092
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $454,858,198
   Accumulated net realized gain                                           58,379,079
   Unrealized appreciation on investments and foreign currency            130,418,470
   Undistributed net investment income                                      8,025,345
                                                                         ------------
     Total                                                               $651,681,092
                                                                         ============
NET ASSETS
   Class A                                                                572,898,234
                                                                         ============
   Class B                                                                 78,782,858
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 39,821,776
                                                                         ============
   Class B                                                                  5,501,041
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      14.39
                                                                         ============
   Class B                                                                      14.32
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Securities Lending                      $520,176,442
**Cost of cash denominated in foreign currencies                               84,060

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                            14,099,973
   Interest (2)                                                                538,384
                                                                          ------------
       Total investment income                                              14,638,357
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          5,383,725
   Administration fees                                                          37,554
   Deferred expense reimbursement                                              375,934
   Custody and accounting fees                                                 739,545
   Distribution fee--Class B                                                    91,387
   Transfer agent fees                                                           8,802
   Audit                                                                        36,454
   Legal                                                                        28,466
   Trustee fees and expenses                                                    16,702
   Shareholder reporting                                                        41,645
   Insurance                                                                    14,359
   Other                                                                         5,122
                                                                          ------------
       Total expenses                                                        6,779,695
                                                                          ------------
   Net investment income                                                     7,858,662
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                          70,730,008
       Foreign currency                                                       (705,294)
                                                                          ------------
   Net realized gain on investments and foreign currency                    70,024,714
                                                                          ------------
   Net change in unrealized appreciation on:
       Investments                                                          94,344,315
       Foreign currency                                                         10,507
                                                                          ------------
   Net change in unrealized appreciation on investments and foreign
       currency                                                             94,354,822
                                                                          ------------
   Net realized and change in unrealized gain on investments and
       foreign currency                                                    164,379,536
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       172,238,198
                                                                          ============

---------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $  1,215,410
(2)Interest income includes securities lending income of:                      232,785

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 31, 2007


MFS(R) EMERGING MARKETS EQUITY PORTFOLIO
                                                                                                             Year Ended
                                                                                                            December 31,
                                                                                                                2007
                                                                                                           -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                                                      7,858,662
    Net realized gain (loss) on investments, futures contracts and foreign currency                           70,024,714
    Net change in unrealized appreciation on investments and foreign currency                                 94,354,822
                                                                                                           -------------
    Net increase in net assets resulting from operations                                                     172,238,198
                                                                                                           -------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                                                    (326,330)
     Class B                                                                                                     (17,936)
                                                                                                           -------------
    Net decrease in net assets resulting from distributions                                                     (344,266)
                                                                                                           -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                                                 238,426,111
     Class B                                                                                                  76,438,630
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                                                     326,330
     Class B                                                                                                      17,936
    Cost of shares repurchased
     Class A                                                                                                (195,541,525)
     Class B                                                                                                 (31,647,831)
                                                                                                           -------------
    Net increase in net assets from capital share transactions                                                88,019,651
                                                                                                           -------------
TOTAL INCREASE IN NET ASSETS                                                                                 259,913,583
    Net assets at beginning of period                                                                        391,767,509
                                                                                                           -------------
    Net assets at end of period                                                                              651,681,092
                                                                                                           =============
    Net assets at end of period includes undistributed (distributions in excess of) net investment income  $   8,025,345
                                                                                                           =============

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO
                                                                                                            Year Ended
                                                                                                           December 31,
                                                                                                              2006*
                                                                                                           ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                                                  $  3,668,949
    Net realized gain (loss) on investments, futures contracts and foreign currency                         (11,386,298)
    Net change in unrealized appreciation on investments and foreign currency                                36,063,648
                                                                                                           ------------
    Net increase in net assets resulting from operations                                                     28,346,299
                                                                                                           ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                                                 (3,226,406)
     Class B                                                                                                   (192,792)
                                                                                                           ------------
    Net decrease in net assets resulting from distributions                                                  (3,419,198)
                                                                                                           ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                                                353,715,433
     Class B                                                                                                 21,642,640
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                                                  3,226,406
     Class B                                                                                                    192,792
    Cost of shares repurchased
     Class A                                                                                                (11,256,399)
     Class B                                                                                                   (680,464)
                                                                                                           ------------
    Net increase in net assets from capital share transactions                                              366,840,408
                                                                                                           ------------
TOTAL INCREASE IN NET ASSETS                                                                                391,767,509
    Net assets at beginning of period                                                                                --
                                                                                                           ------------
    Net assets at end of period                                                                            $391,767,509
                                                                                                           ============
    Net assets at end of period includes undistributed (distributions in excess of) net investment income  $   (183,991)
                                                                                                           ============

*  For the period 5/01/2006 (Commencement of operations) through 12/31/2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                CLASS A
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO                                 -----------------
                                                                          FOR THE YEARS ENDED
                                                                             DECEMBER 31,
                                                                         -----------------
                                                                            2007     2006(B)
                                                                         ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.51     $10.00
                                                                         ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.18 (a)   0.12 (a)
Net Realized/Unrealized Gain on Investments.............................   3.71       0.48
                                                                         ------     ------
Total from Investment Operations........................................   3.89       0.60
                                                                         ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.01)     (0.09)
Distributions from Net Realized Capital Gains...........................     --         --
                                                                         ------     ------
Total Distributions.....................................................  (0.01)     (0.09)
                                                                         ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $14.39     $10.51
                                                                         ======     ======
TOTAL RETURN                                                              36.93%      6.04%
Ratio of Expenses to Average Net Assets.................................   1.17%      1.30%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   1.25%(c)   1.49%*
Ratio of Net Investment Income to Average Net Assets....................   1.49%      1.91%*
Portfolio Turnover Rate.................................................  126.8%      58.2%
Net Assets, End of Period (in millions)................................. $572.9     $368.3

                                                                                CLASS B
                                                                         -----------------
                                                                          FOR THE YEARS ENDED
                                                                             DECEMBER 31,
                                                                         -----------------

                                                                            2007     2006(B)
                                                                         ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.49     $10.00
                                                                         ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.13 (a)   0.07 (a)
Net Realized/Unrealized Gain on Investments.............................   3.71       0.51
                                                                         ------     ------
Total from Investment Operations........................................   3.84       0.58
                                                                         ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.01)     (0.09)
Distributions from Net Realized Capital Gains...........................     --         --
                                                                         ------     ------
Total Distributions.....................................................  (0.01)     (0.09)
                                                                         ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $14.32     $10.49
                                                                         ======     ======
TOTAL RETURN                                                              36.62%      5.78%
Ratio of Expenses to Average Net Assets.................................   1.46%      1.55%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   1.52%(c)   1.92%*
Ratio of Net Investment Income to Average Net Assets....................   1.06%      1.12%*
Portfolio Turnover Rate.................................................  126.8%      58.2%
Net Assets, End of Period (in millions)................................. $ 78.8     $ 23.4

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.
(c) Excludes effect of deferred expense reimbursement - See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is MFS(R) Emerging Markets Equity Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the portfolio and the Agent.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

I. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

J. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

K. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Massachusetts Financial Services Company, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                          Management Fees
                                         earned by Manager
                                         for the year ended
Portfolio                                December 31, 2007  % per annum   Average Daily Net Assets
---------                                ------------------ ----------- ----------------------------

MFS(R) Emerging Markets Equity Portfolio     $5,383,725        1.05%    First $250 Million

                                                               1.00%    $250 Million to $500 Million

                                                               0.85%    $500 Million to $1 Billion

                                                               0.75%    Over $1 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                  Maximum Expense Ratio
                                                  under current Expense
                                                  Limitation Agreement
                                                 ---------------------
        Portfolio                                Class A Class B Class E
        ---------                                ------- ------- -------

        MFS(R) Emerging Markets Equity Portfolio  1.30%   1.55%   1.45%*

* Class not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the year ended December 31, 2007:


               MFS(R) Emerging Markets Equity Portfolio $375,934

All prior subsidies have been repaid to the Manager.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                               Shares Issued
                                                                  Through                 Net Increase
                                         Beginning    Shares     Dividend      Shares      in Shares     Ending
                                          Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
-                                        ---------- ---------- ------------- -----------  ------------ ----------

MFS(R) Emerging Markets Equity Portfolio

 Class A

 12/31/2007                              35,045,066 20,329,464     28,701    (15,581,455)   4,776,710  39,821,776
 05/01/2006-12/31/2006                           -- 35,926,965    307,569     (1,189,468)  35,045,066  35,045,066

 Class B

 12/31/2007                               2,233,523  6,000,788      1,582     (2,734,852)   3,267,518   5,501,041
 05/01/2006-12/31/2006                           --  2,290,108     18,414        (74,999)   2,233,523   2,233,523

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

5. INVESTMENT TRANSACTIONS


Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                   Purchases                        Sales
                                         ------------------------------ ------------------------------
                                         U.S. Government Non-Government U.S. Government Non-Government
                                         --------------- -------------- --------------- --------------

MFS(R) Emerging Markets Equity Portfolio       $--        $766,425,902        $--        $671,300,212

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                           Federal       Gross         Gross
                                          Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                    Cost     Appreciation (Depreciation)  Appreciation
---------                                ------------ ------------ -------------- --------------

MFS(R) Emerging Markets Equity Portfolio $553,567,814 $142,831,046  $(14,563,367)  $128,267,679

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                      Value of    Value of
                                          Value of      Cash      Non-Cash     Total
                                         Securities  Collateral  Collateral* Collateral
                                         ----------- ----------- ----------- -----------

MFS(R) Emerging Markets Equity Portfolio $34,440,751 $31,248,394 $4,248,300  $35,496,694

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended December 31, 2007 and 2006 were as follows:

                                              Ordinary       Long-Term
                                               Income        Capital Gain        Total
-                                        ------------------- ------------ -------------------
                                           2007      2006    2007   2006    2007      2006
                                         -------- ---------- ----   ----  -------- ----------

MFS(R) Emerging Markets Equity Portfolio $344,266 $3,419,198 $--    $--   $344,266 $3,419,198

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                         Undistributed Undistributed     Net
                                           Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                            Income         Gain      Appreciation   and Deferrals       Total
-                                        ------------- ------------- ------------ ------------------ ------------

MFS(R) Emerging Markets Equity Portfolio  $36,432,287   $32,115,114  $128,275,493        $--         $196,822,894

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity,

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


9. RECENT ACCOUNTING PRONOUNCEMENTS - CONTINUED

including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2006 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS(R) Emerging Markets Equity Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2007 and the period from May 1, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS(R) Emerging Markets Equity Portfolio of Met Investors Series Trust as of December 31, 2007 the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2007 and the period from May 1, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President.      2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment adviser (each an "Adviser", and collectively, the Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Massachusetts Financial Services Company (the "MFS Adviser") for investment advisory services in connection with the investment management for the MFS Emerging Markets Equity Portfolio ("MFS Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the MFS Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the MFS Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the MFS Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-year and since inception periods ending July 31, 2007 of the MFS Portfolio within its performance universe. The Board took into account that the MFS Portfolio was below the median and the Lipper index, of its performance universe for each of the one-year and since inception periods. The Board considered the analysis provided in the B-M Report demonstrating that the MFS Portfolio ranked below the MSCI Emerging Markets benchmark return for the one-year period. The Board also considered that the MFS Portfolio underperformed relative to its Morningstar Diversified Emerging Markets category for each of the three-month and one-year periods ending June 30, 2007. The Board noted concerns in connection with such performance, but took into account that the MFS Portfolio is new, and accordingly is closely monitoring its performance in light of such concerns. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that the MFS Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the MFS Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the MFS Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median and the expense universe median and at the sub-advised expense universe median. The Board also noted that the MFS Portfolio's actual management fees were below the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the MFS Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the MFS Portfolio's contractual management fees were below the normalized median of the expense group at the MFS Portfolio's current size. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the MFS Portfolio, reflected by, among other things, the Manager's fee waiver agreement with the MFS Portfolio, resulting in the Manager waiving advisory fees in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the MFS Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the MFS Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M reports, which compared fee schedules among peers. The Board noted that the MFS Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the MFS Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the MFS Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the MFS Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the MFS Adviser's ability to perform under its Advisory Agreement. These factors included: the MFS Adviser's financial condition; the MFS Adviser's current level of staffing and its overall resources, as well as its compensation program; the MFS Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the MFS Adviser's management style and long-term performance record with respect to the MFS Portfolio; and the MFS Portfolio's performance record. With respect to the MFS Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the MFS Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the MFS Portfolio's performance for the one-year and since inception periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the MFS Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the MFS Adviser's investment process and philosophy. The Board considered that the MFS Adviser's responsibilities include the development and maintenance of an investment program for the MFS Portfolio which is consistent with the MFS Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the MFS Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the MFS Portfolio's advisory fees based on comparative fee and expense information and other factors, including the MFS Adviser's estimated profitability from its relationship with the MFS Portfolio as described below and possible economies of scale. With respect to the MFS Portfolio, the Board also compared the subadvisory fees paid to fees charged by the MFS Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. With respect to potential economies of scale in the Adviser's management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the MFS Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the MFS Adviser of its relationship with the MFS Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received fund specific data with regard to the profitability of the MFS Portfolio. The Board analyzed the reasonableness of the profitability of the MFS Adviser and found no indication of excessive profitability. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the MFS Adviser and its affiliates by virtue of the MFS Adviser's relationship to the MFS Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the MFS Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the MFS Adviser, the Board determined approval of the Advisory Agreement for the MFS Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the MFS Portfolio.

                          MET INVESTORS SERIES TRUST


                                MFS(R) Research
                            International Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO             FOR THE YEAR ENDED 12/31/07
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

For the twelve months ended December 31, 2007, the Met Investors Series Trust MFS Research International Portfolio provided a total return of 13.60%, 13.29% and 13.38%, respectively, for Class A, B and E Shares. This compares with a return of 11.63% for the Portfolio's benchmark, the MSCI EAFE(R) Index/1/.

CONTRIBUTORS TO PERFORMANCE

Stock selection within the basic materials, utilities and communications, and the energy sectors drove performance over the reporting period.

Within the basic materials sector, key contributors to performance included strong-performing steel producer, Steel Authority of India (India), mining giant BHP Billiton (U.K.), and industrial and medical gases producer Linde (Germany).

Within the utilities and communications sector, power and gas company E.ON (Germany) helped performance over the period.

The energy sector also benefited relative performance. Shares of oil and gas exploration and production company Petroleo Brasileiro S/A/(aa)/ (Brazil) aided performance as the stock soared over the reporting period.

Stocks in other sectors that helped performance included industrial machinery manufacturer Bucyrus International, health care products maker Bayer (Germany), sporting goods producer Adidas AG (Germany), and electronics and electrical engineering company Siemens (Germany). Our avoidance of poor-performing car maker Toyota (Japan) was also beneficial.

During the reporting period, currency exposure was a contributor to the fund's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

DETRACTORS FROM PERFORMANCE

Stock selection in the financial services sector dampened performance relative to the benchmark over the reporting period. Several individual holdings within this sector were among the fund's top detractors. These included financial services firms, Royal Bank of Scotland (U.K.) and Barclays (U.K.), along with banking and financial services firm Sumitomo Mitsui Financial (Japan), bank Credit Agricole (France), investment management and banking firm UBS (Switzerland), and consumer finance firm Aeon Credit (Japan).

Stock selection within the autos and housing sector also hurt results. Our positioning in tire manufacturer Bridgestone (Japan) was a drag on performance as the stock underperformed during the period.

Although no individual stocks within the leisure sector were among our top detractors, stock selection in the sector hurt performance.

Stocks in other sectors that detracted from performance included our decision not to hold strong-performing mining operator Rio Tinto (Australia) and mobile phone maker Nokia (Finland). Elsewhere, our positioning in consumer electronics manufacturer Funai Electric/(aa)/ detracted from performance as the stock underperformed the benchmark over the period.

TEAM MANAGED

The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                E. On AG                                2.96%
                ------------------------------------------------
                Total S.A.                              2.47%
                ------------------------------------------------
                Royal Dutch Shell Plc                   2.46%
                ------------------------------------------------
                Nestle S.A.                             2.45%
                ------------------------------------------------
                Linde AG                                2.32%
                ------------------------------------------------
                BHP Billiton Plc                        2.22%
                ------------------------------------------------
                Bucyrus International, Inc. - Class A   2.13%
                ------------------------------------------------
                Vodafone Group Plc                      1.98%
                ------------------------------------------------
                Adidas AG                               1.93%
                ------------------------------------------------
                Siemens AG                              1.93%
                ------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Others            18.1%
United Kingdom    16.3%
Germany           15.7%
Japan             13.4%
France            11.7%
Switzerland        8.5%
Italy              3.9%
Netherlands        3.3%
Australia          2.5%
Spain              2.3%
United States      2.2%
Singapore          2.1%

--------
/1/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

--------
/(aa)/ Security is not a benchmark constituent.


--------------------------------------------------------------------------------
                                      1

--------------------------------------------------------------------------------
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO             FOR THE YEAR ENDED 12/31/07
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


              MFS(R) RESEARCH INTERNATIONAL PORTFOLIO MANAGED BY
      MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. MSCI EAFE(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                Fund        MSCI EAFE*
               -------      ----------
 2/12/2001     $10,000       $10,000
12/31/2001       8,486         8,205
12/31/2002       7,484         6,920
12/31/2003       9,882         9,630
12/31/2004      11,814        11,622
12/31/2005      13,754        13,251
12/31/2006      17,406        16,809
12/31/2007      19,719        18,764


    -------------------------------------------------------------
                                  Average Annual Return
                             (for the year ended 12/31/07)/2/
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/3/
    -------------------------------------------------------------
    MFS(R) Research
    International
    Portfolio--Class A    13.60% 18.96% 21.65%      11.74%
--  Class B               13.29% 18.63% 21.39%      10.37%
    Class E               13.38% 18.76% 21.49%      15.54%
    -------------------------------------------------------------
- - MSCI EAFE(R) Index/1/ 11.63% 17.32% 22.08%       8.90%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO     ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,027.80        $4.09
  Hypothetical (5% return before expenses)     1,000.00      1,021.17         4.08
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,025.80        $5.36
  Hypothetical (5% return before expenses)     1,000.00      1,019.91         5.35
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $1,026.40        $4.85
  Hypothetical (5% return before expenses)     1,000.00      1,020.42         4.84
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80%, 1.05%, and 0.95% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                              SHARES       (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 96.9%
       AUSTRALIA - 2.4%
       Australia and New Zealand Banking
         Group, Ltd.(a).....................      556,270 $   13,328,979
       Billabong International, Ltd.(a).....      493,039      6,401,845
       Macquarie Group, Ltd.(a).............      246,699     16,339,011
       Paladin Energy, Ltd.*(a).............    1,377,718      8,091,160
       Suncorp-Metway, Ltd..................          626          9,261
                                                          --------------
                                                              44,170,256
                                                          --------------
       AUSTRIA - 1.3%
       Erste Bank der Oesterreichischen
         Sparkassen AG......................      243,932     17,311,947
       OMV AG...............................       85,250      6,849,597
                                                          --------------
                                                              24,161,544
                                                          --------------
       BELGIUM - 0.8%
       Fortis...............................      939,020     14,573,028
                                                          --------------
       BRAZIL - 1.5%
       Companhia Vale do Rio Doce...........      385,400     12,841,614
       CSU Cardsystem S.A.*.................      550,670      1,778,850
       Petroleo Brasileiro S.A. (ADR).......      109,720     12,644,133
                                                          --------------
                                                              27,264,597
                                                          --------------
       CANADA - 0.6%
       Rogers Communications, Inc.(a).......      124,830      5,684,314
       Telus Corp...........................      114,610      5,735,140
                                                          --------------
                                                              11,419,454
                                                          --------------
       CYPRUS - 0.5%
       Bank of Cyprus Public Co., Ltd.......      512,640      9,394,056
                                                          --------------
       FRANCE - 11.4%
       Axa(a)...............................      740,300     29,432,700
       BNP Paribas(a).......................      217,785     23,376,376
       Compagnie Generale des Etablissements
         Michelin - Class B.................      133,750     15,311,094
       Credit Agricole S.A.(a)..............      841,922     28,201,377
       Gaz de France S.A....................      157,330      9,147,869
       LVMH Moet Hennessy Louis
         Vuitton S.A.(a)....................      250,770     30,095,834
       Schneider Electric S.A.(a)...........      127,340     17,001,839
       Suez S.A.(a).........................      167,552     11,340,843
       Total S.A............................      547,190     45,344,324
                                                          --------------
                                                             209,252,256
                                                          --------------
       GERMANY - 14.7%
       Adidas AG(a).........................      476,490     35,425,732
       Bayer AG(a)..........................      234,490     21,348,084
       Bayerische Motoren Werke
         (BMW) AG(a)........................      275,900     17,012,077
       Deutsche Postbank AG(a)..............      203,750     17,987,021
       E. On AG(a)..........................      255,930     54,260,664
       Hypo Real Estate Holding AG(a).......      139,770      7,260,674
       Linde AG(a)..........................      323,350     42,524,465

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                          SHARES       (NOTE 2)
         -------------------------------------------------------------

         GERMANY - CONTINUED
         Merck KGaA(a)....................      181,460 $   23,275,942
         SAP AG...........................      284,200     14,662,106
         Siemens AG(a)....................      225,350     35,325,530
                                                        --------------
                                                           269,082,295
                                                        --------------
         HONG KONG - 1.4%
         BOC Hong Kong Holdings, Ltd......    9,079,500     25,087,971
                                                        --------------
         INDIA - 1.5%
         HCL Technologies, Ltd............      499,270      4,178,487
         Satyam Computer Services, Ltd....      429,370      4,903,752
         Steel Authority of India, Ltd....    2,665,176     19,043,200
                                                        --------------
                                                            28,125,439
                                                        --------------
         IRELAND - 1.1%
         Anglo Irish Bank Corp. Plc.......      679,160     10,807,694
         CRH Plc..........................      284,480      9,862,812
                                                        --------------
                                                            20,670,506
                                                        --------------
         ISRAEL - 0.6%
         Makhteshim-Agan Industries, Ltd.*    1,289,300     11,766,573
                                                        --------------
         ITALY - 3.9%
         Finmeccanica S.p.A(a)............      390,360     12,354,795
         Saipem S.p.A.(a).................      219,080      8,703,874
         UniCredito Italiano S.p.A........    3,612,030     30,016,744
         Unione Di Banche Italiance SCPA..      710,864     19,538,885
                                                        --------------
                                                            70,614,298
                                                        --------------
         JAPAN - 13.1%
         Aeon Credit Service Co., Ltd.....      569,800      8,422,860
         Astellas Pharma, Inc.............      273,900     11,948,398
         Bridgestone Corp.(a).............      837,700     14,752,602
         East Japan Railway Co............        2,276     18,688,037
         Funai Electric Co., Ltd.(a)......      108,700      4,693,395
         Inpex Holdings, Inc..............        1,016     10,927,962
         JFE Shoji Holdings, Inc..........      556,000      3,551,452
         Kao Corp.........................      594,000     17,872,044
         Komatsu, Ltd.(a).................      624,900     16,894,550
         Konica Minolta Holdings, Inc.....      317,000      5,578,998
         Mitsubishi Corp..................      369,200     10,055,769
         Mitsui & Co., Ltd................      263,000      5,579,322
         Nippon Electric Glass Co., Ltd...      323,000      5,245,657
         Nomura Holdings, Inc.(a).........    1,281,400     21,418,767
         OMRON Corp.......................      592,800     14,029,989
         ORIX Corp........................       50,060      8,370,573
         Ricoh Co., Ltd...................      798,000     14,675,490
         Sumitomo Mitsui Financial Group,
           Inc.(a)........................        2,097     15,602,637
         Tokyo Gas Co., Ltd...............    1,531,000      7,147,398
         Trend Micro, Inc.*...............      210,500      7,545,089
         Yamaha Motor Co., Ltd............      688,100     16,691,153
         Yamato Holdings Co., Ltd.........       69,000        995,935
                                                        --------------
                                                           240,688,077
                                                        --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                SHARES       (NOTE 2)
      -------------------------------------------------------------------

      MEXICO - 1.9%
      America Movil SAB de C.V. (ADR)........      188,380 $   11,564,648
      Grupo Televisa S.A. (ADR)..............      598,040     14,215,411
      Kimberly-Clark de Mexico
        S.A. de C.V. - Class A(a)............    1,894,940      8,270,975
                                                           --------------
                                                               34,051,034
                                                           --------------
      NETHERLANDS - 3.2%
      Akzo Nobel N.V.........................      143,600     11,418,653
      Heineken N.V...........................      344,220     22,136,838
      Koninklijke (Royal) Philips Electronics
        N.V..................................      403,450     17,458,949
      TNT N.V................................      198,470      8,246,705
                                                           --------------
                                                               59,261,145
                                                           --------------
      NIGERIA - 0.1%
      First City Monument Bank Plc...........   11,116,280      1,771,848
                                                           --------------
      NORWAY - 1.8%
      StatoilHydro ASA.......................      658,830     20,353,817
      Telenor ASA*...........................      558,780     13,198,197
                                                           --------------
                                                               33,552,014
                                                           --------------
      PHILIPPINES - 0.2%
      Philippine Long Distance
        Telephone Co.........................       51,060      3,909,291
                                                           --------------
      RUSSIA - 0.8%
      Gazprom (ADR)..........................      266,090     15,087,303
                                                           --------------
      SINGAPORE - 2.0%
      Capitaland, Ltd.(a)....................    3,497,000     15,053,481
      DBS Group Holdings, Ltd................    1,042,000     14,784,329
      Venture Corp., Ltd.....................      838,000      7,346,750
                                                           --------------
                                                               37,184,560
                                                           --------------
      SOUTH AFRICA - 0.7%
      MTN Group, Ltd.........................      236,090      4,404,011
      Standard Bank Group, Ltd...............      601,030      8,757,680
                                                           --------------
                                                               13,161,691
                                                           --------------
      SOUTH KOREA - 1.7%
      Hana Financial Group, Inc..............      243,290     13,170,658
      LS Industrial Systems Co., Ltd.*.......       73,560      4,349,988
      Nong Shim Co., Ltd.....................       15,633      3,236,514
      Samsung Electronics Co., Ltd...........       18,927     11,125,146
                                                           --------------
                                                               31,882,306
                                                           --------------
      SPAIN - 2.3%
      Antena 3 de Television S.A.(a).........      422,830      6,419,029
      Telefonica S.A.........................    1,075,920     34,719,613
                                                           --------------
                                                               41,138,642
                                                           --------------
      SWITZERLAND - 8.4%
      Actelion, Ltd.*(a).....................      154,281      7,024,710
      EFG International......................       39,660      1,597,437
      Geberit AG.............................      120,640     16,433,561
      Nestle S.A.............................       98,168     44,944,202

        ----------------------------------------------------------------
        SECURITY                             SHARES/PAR       VALUE
        DESCRIPTION                            AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        SWITZERLAND - CONTINUED
        Novartis AG........................       586,960 $   31,949,735
        Roche Holdings AG..................       162,690     28,000,078
        UBS AG.............................       500,600     23,228,078
                                                          --------------
                                                             153,177,801
                                                          --------------
        TAIWAN - 0.4%
        Taiwan Semiconductor Manufacturing
          Co., Ltd.........................     3,728,000      7,090,180
                                                          --------------
        THAILAND - 0.5%
        PTT Public Co., Ltd................       787,800      8,185,543
                                                          --------------
        UNITED KINGDOM - 16.0%
        ARM Holdings Plc(a)................     3,079,590      7,526,862
        Barclays Plc.......................     2,478,010     25,025,432
        BHP Billiton Plc...................     1,329,150     40,816,989
        Bunzl Plc..........................       607,490      8,491,196
        Intertek Group Plc.................       538,120     10,518,535
        Kingfisher Plc.....................     3,008,160      8,636,126
        NXT Plc............................       206,150      6,592,361
        Old Mutual Plc.....................     3,809,350     12,592,129
        Reckitt Benckiser Group Plc........       264,764     15,249,018
        Royal Bank of Scotland Group Plc...     3,148,100     28,216,518
        Royal Dutch Shell Plc..............     1,074,570     45,132,895
        Standard Chartered Plc.............       394,450     14,281,951
        Vodafone Group Plc.................     9,765,150     36,285,106
        WPP Group Plc......................     2,631,560     33,589,529
                                                          --------------
                                                             292,954,647
                                                          --------------
        UNITED STATES - 2.1%
        Bucyrus International,
          Inc. - Class A(a)................       393,221     39,082,235
                                                          --------------
        Total Common Stocks
        (Cost $1,596,916,344)                              1,777,760,590
                                                          --------------

        PREFERRED STOCKS - 0.9%
        BRAZIL - 0.2%
        Universo Online S.A................       596,600      4,022,022
                                                          --------------
        GERMANY - 0.7%
        Henkel KGaA........................       213,340     11,941,254
                                                          --------------
        Total Preferred Stocks
        (Cost $14,894,711)                                    15,963,276
                                                          --------------
        SHORT-TERM INVESTMENTS - 12.5%
        State Street Bank & Trust Co.,
        Repurchase Agreement,
        dated 12/31/07 at 2.600% to be
        repurchased at $753,427 on 01/02/08
        collateralized by 745,000 FHLB at
        4.375% due 09/17/10 with a
        value of $768,385.................. $     753,318        753,318

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                              PAR           VALUE
        DESCRIPTION                          AMOUNT        (NOTE 2)
        ---------------------------------------------------------------

        SHORT-TERM INVESTMENTS - CONTINUED
        State Street Bank & Trust Co.,
          Repurchase Agreement, dated
          12/31/07 at 2.600% to be
          repurchased at $24,423,209 on
          01/02/08 collateralized by
          24,605,000 FNMA at 4.250% due
          05/15/09 with a value of
          $24,911,628.................... $  24,419,682 $   24,419,682
        State Street Navigator Securities
          Lending Prime Portfolio(b).....   203,698,835    203,698,835
                                                        --------------
        Total Short-Term Investments
        (Cost $228,871,835)                                228,871,835
                                                        --------------

        TOTAL INVESTMENTS - 110.3%
        (Cost $1,840,682,890)                            2,022,595,701

        Other Assets and Liabilities (net) - (10.3)%      (188,067,943)
                                                        --------------

        TOTAL NET ASSETS - 100.0%                       $1,834,527,758
                                                        ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.
ADR - American Depositary Receipt
FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION AT 12/31/2007

                                                             PERCENT OF
        INDUSTRY                                 VALUE (000) NET ASSETS
        ---------------------------------------------------------------
        Aerospace & Defense                      $   12,355      0.7%
        Air Freight & Logistics                       9,243      0.5%
        Auto Components                              30,064      1.6%
        Automobiles                                  33,703      1.8%
        Beverages                                    22,137      1.2%
        Biotechnology                                 7,025      0.4%
        Building Products                            16,434      0.9%
        Capital Markets                              62,583      3.4%
        Chemicals                                    87,058      4.8%
        Commercial Banks                            323,923     17.7%
        Commercial Services & Supplies               10,519      0.6%
        Construction Materials                        9,863      0.5%
        Consumer Finance                             16,793      0.9%
        Diversified Financial Services               14,573      0.8%
        Diversified Telecommunication Services       53,653      2.9%
        Electric Utilities                           54,261      3.0%
        Electrical Equipment                         21,352      1.2%
        Electronic Equipment & Instruments           26,622      1.4%
        Energy Equipment & Services                   8,704      0.5%
        Food Products                                48,181      2.6%
        Gas Utilities                                16,295      0.9%
        Household Durables                            4,693      0.2%
        Household Products                           53,333      2.9%
        Industrial Conglomerates                     52,784      2.9%
        Insurance                                    42,034      2.3%
        Internet Software & Services                  4,022      0.2%
        IT Services                                  10,861      0.6%
        Machinery                                    55,977      3.1%
        Media                                        54,224      3.0%
        Metals & Mining                              72,702      4.0%
        Multiline Retail                              6,592      0.3%
        Multi-Utilities                              11,341      0.6%
        Office Electronics                           20,254      1.1%
        Oil, Gas & Consumable Fuels                 172,617      9.4%
        Pharmaceuticals                              95,174      5.2%
        Real Estate Management & Development         15,054      0.8%
        Road & Rail                                  18,688      1.0%
        Semiconductors & Semiconductor Equipment     25,742      1.4%
        Software                                     22,207      1.2%
        Specialty Retail                              8,636      0.5%
        Textiles, Apparel & Luxury Goods             71,923      3.9%
        Trading Companies & Distributors             27,678      1.5%
        Wireless Telecommunication Services          61,847      3.4%
                                                 ----------     ----
        Total                                    $1,793,724     97.8%
                                                 ==========     ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                           $1,793,723,866
   Repurchase Agreement                                                          25,173,000
   Cash                                                                                 342
   Cash denominated in foreign currencies**                                      24,156,753
   Collateral for securities on loan                                            203,698,835
   Receivable for investments sold                                                   72,723
   Receivable for Trust shares sold                                               1,372,278
   Dividends receivable                                                           1,924,083
                                                                             --------------
      Total assets                                                            2,050,121,880
                                                                             --------------
LIABILITIES
   Payables for:
      Investments purchased                                                       5,455,206
      Trust shares redeemed                                                       1,209,774
      Distribution and services fees--Class B                                       179,230
      Distribution and services fees--Class E                                         4,141
      Collateral for securities on loan                                         203,698,835
      Interest payable                                                            2,985,298
      Investment advisory fee (Note 3)                                            1,084,684
      Administration fee                                                              9,348
      Custodian and accounting fees                                                 853,113
   Accrued expenses                                                                 114,493
                                                                             --------------
      Total liabilities                                                         215,594,122
                                                                             --------------
NET ASSETS                                                                   $1,834,527,758
                                                                             ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                           $1,459,604,528
   Accumulated net realized gain                                                163,926,346
   Unrealized appreciation on investments and foreign currency                  181,932,222
   Undistributed net investment income                                           29,064,662
                                                                             --------------
      Total                                                                  $1,834,527,758
                                                                             ==============
NET ASSETS
   Class A                                                                   $  959,136,934
                                                                             ==============
   Class B                                                                      842,767,673
                                                                             ==============
   Class E                                                                       32,623,151
                                                                             ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                       66,478,767
                                                                             ==============
   Class B                                                                       58,852,198
                                                                             ==============
   Class E                                                                        2,271,794
                                                                             ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                   $        14.43
                                                                             ==============
   Class B                                                                            14.32
                                                                             ==============
   Class E                                                                            14.36
                                                                             ==============

-------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements and Securities Lending $1,611,811,055
**Cost of cash denominated in foreign currencies                                 24,130,956

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO
INVESTMENT INCOME:
    Dividends (1)                                                                     $ 35,637,153
    Interest (2)                                                                         2,318,461
                                                                                      ------------
       Total investment income                                                          37,955,614
                                                                                      ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                    11,403,214
    Administration fees                                                                    107,459
    Custody and accounting fees                                                            868,530
    Distribution fee--Class B                                                            1,851,240
    Distribution fee--Class E                                                               43,622
    Transfer agent fees                                                                     19,546
    Audit                                                                                   30,972
    Legal                                                                                   20,391
    Trustee fees and expenses                                                               16,053
    Shareholder reporting                                                                  266,071
    Insurance                                                                               17,439
    Other                                                                                    8,604
                                                                                      ------------
       Total expenses                                                                   14,653,141
       Less broker commission recapture                                                     (1,334)
                                                                                      ------------
    Net expenses                                                                        14,651,807
                                                                                      ------------
    Net investment income                                                               23,303,807
                                                                                      ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
    Net realized gain (loss) on:
       Investments                                                                     180,398,026
       Foreign currency                                                                   (514,772)
                                                                                      ------------
    Net realized gain on investments and foreign currency                              179,883,254
                                                                                      ------------
    Net change in unrealized appreciation (depreciation) on:
       Investments                                                                      (7,391,181)
       Foreign currency                                                                      5,902
                                                                                      ------------
    Net change in unrealized depreciation on investments and foreign currency           (7,385,279)
                                                                                      ------------
    Net realized and change in unrealized gain on investments and foreign currency     172,497,975
                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $195,801,782
                                                                                      ============

---------------------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                            $  3,580,761
(2)Interest income includes securities lending income of:                                1,828,885

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO
                                                                                                Year Ended      Year Ended
                                                                                               December 31,    December 31,
                                                                                                   2007            2006
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                                     $   23,303,807  $   14,454,189
    Net realized gain on investments, futures contracts, and foreign currency                    179,883,254     236,718,905
    Net change in unrealized appreciation (depreciation) on investments and foreign currency      (7,385,279)     43,982,595
                                                                                              --------------  --------------
    Net increase in net assets resulting from operations                                         195,801,782     295,155,689
                                                                                              --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                                     (11,952,402)    (13,435,603)
     Class B                                                                                      (8,291,779)     (8,751,963)
     Class E                                                                                        (387,237)       (332,015)
    From net realized gains
     Class A                                                                                    (116,453,430)    (52,821,172)
     Class B                                                                                     (93,873,760)    (38,133,462)
     Class E                                                                                      (4,070,346)     (1,377,849)
                                                                                              --------------  --------------
    Net decrease in net assets resulting from distributions                                     (235,028,954)   (114,852,064)
                                                                                              --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                                     277,778,961     242,793,374
     Class B                                                                                     321,512,054     160,368,287
     Class E                                                                                      12,201,045      13,027,252
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                                     128,405,832      66,256,775
     Class B                                                                                     102,165,539      46,885,425
     Class E                                                                                       4,457,583       1,709,864
    Cost of shares repurchased
     Class A                                                                                    (130,019,320)   (326,242,508)
     Class B                                                                                    (188,797,393)   (106,127,551)
     Class E                                                                                      (9,720,947)     (5,495,919)
                                                                                              --------------  --------------
    Net increase in net assets from capital share transactions                                   517,983,354      93,174,999
                                                                                              --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                                     478,756,182     273,478,624
    Net assets at beginning of period                                                          1,355,771,576   1,082,292,952
                                                                                              --------------  --------------
    Net assets at end of period                                                               $1,834,527,758  $1,355,771,576
                                                                                              ==============  ==============
    Net assets at end of period includes undistributed net investment income                  $   29,064,662  $   19,953,503
                                                                                              ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                 CLASS A
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO                                  ---------------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------------
                                                                            2007        2006       2005       2004       2003
                                                                         -------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 15.04     $13.00     $11.72     $ 9.81     $ 7.49
                                                                         -------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................    0.22 (a)   0.19 (a)   0.14 (a)   0.08 (a)   0.06 (a)
Net Realized/Unrealized Gain on Investments.............................    1.68       3.17       1.83       1.85       2.34
                                                                         -------     ------     ------     ------     ------
Total from Investment Operations........................................    1.90       3.36       1.97       1.93       2.40
                                                                         -------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................   (0.24)     (0.27)     (0.07)        --      (0.08)
Distributions from Net Realized Capital Gains...........................   (2.27)     (1.05)     (0.62)     (0.02)        --
                                                                         -------     ------     ------     ------     ------
Total Distributions.....................................................   (2.51)     (1.32)     (0.69)     (0.02)     (0.08)
                                                                         -------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 14.43     $15.04     $13.00     $11.72     $ 9.81
                                                                         =======     ======     ======     ======     ======
TOTAL RETURN                                                               13.60%     26.91%     16.77%     19.72%     32.20%
Ratio of Expenses to Average Net Assets**...............................    0.79%      0.94%      0.93%      1.06%      1.09%
Ratio of Expenses to Average Net Assets After Broker Rebates**..........     N/A        N/A        N/A        N/A       1.09%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates    0.79%      0.95%      0.93%(b)   0.94%(b)   1.11%
Ratio of Net Investment Income to Average Net Assets....................    1.54%      1.34%      1.18%      0.75%      0.68%
Portfolio Turnover Rate.................................................    65.5%     104.1%      84.5%      98.5%      99.0%
Net Assets, End of Period (in millions)................................. $ 959.1     $706.0     $624.2     $304.0     $ 67.3


                                                                                                 CLASS B
                                                                         ---------------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------------
                                                                            2007        2006       2005       2004       2003
                                                                         -------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 14.95     $12.94     $11.68     $ 9.79     $ 7.47
                                                                         -------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................    0.19 (a)   0.15 (a)   0.11 (a)   0.05 (a)   0.05 (a)
Net Realized/Unrealized Gain on Investments.............................    1.65       3.15       1.81       1.86       2.33
                                                                         -------     ------     ------     ------     ------
Total from Investment Operations........................................    1.84       3.30       1.92       1.91       2.38
                                                                         -------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................   (0.20)     (0.24)     (0.04)        --      (0.06)
Distributions from Net Realized Capital Gains...........................   (2.27)     (1.05)     (0.62)     (0.02)        --
                                                                         -------     ------     ------     ------     ------
Total Distributions.....................................................   (2.47)     (1.29)     (0.66)     (0.02)     (0.06)
                                                                         -------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 14.32     $14.95     $12.94     $11.68     $ 9.79
                                                                         =======     ======     ======     ======     ======
TOTAL RETURN                                                               13.29%     26.56%     16.42%     19.56%     32.40%
Ratio of Expenses to Average Net Assets**...............................    1.04%      1.19%      1.19%      1.32%      1.33%
Ratio of Expenses to Average Net Assets After Broker Rebates**..........     N/A        N/A        N/A        N/A       1.33%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates    1.04%      1.20%      1.19%(b)   1.18%(b)   1.39%
Ratio of Net Investment Income to Average Net Assets....................    1.31%      1.12%      0.90%      0.47%      0.56%
Portfolio Turnover Rate.................................................    65.5%     104.1%      84.5%      98.5%      99.0%
Net Assets, End of Period (in millions)................................. $ 842.8     $623.0     $443.5     $396.0     $186.0

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                CLASS E
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO                                  --------------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                         --------------------------------------------------
                                                                            2007       2006       2005       2004       2003
                                                                         ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $14.99     $12.96     $11.70     $ 9.80     $ 7.48
                                                                         ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.20 (a)   0.16 (a)   0.13 (a)   0.07 (a)   0.05 (a)
Net Realized/Unrealized Gain on Investments.............................   1.66       3.17       1.81       1.85       2.34
                                                                         ------     ------     ------     ------     ------
Total from Investment Operations........................................   1.86       3.33       1.94       1.92       2.39
                                                                         ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.22)     (0.25)     (0.06)        --      (0.07)
Distributions from Net Realized Capital Gains...........................  (2.27)     (1.05)     (0.62)     (0.02)        --
                                                                         ------     ------     ------     ------     ------
Total Distributions.....................................................  (2.49)     (1.30)     (0.68)     (0.02)     (0.07)
                                                                         ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $14.36     $14.99     $12.96     $11.70     $ 9.80
                                                                         ======     ======     ======     ======     ======
TOTAL RETURN                                                              13.38%     26.79%     16.52%     19.64%     32.09%
Ratio of Expenses to Average Net Assets**...............................   0.94%      1.09%      1.09%      1.22%      1.23%
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    N/A        N/A        N/A        N/A       1.23%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.94%      1.10%      1.09%(b)   1.09%(b)   1.28%
Ratio of Net Investment Income to Average Net Assets....................   1.41%      1.18%      1.07%      0.72%      0.59%
Portfolio Turnover Rate.................................................   65.5%     104.1%      84.5%      98.5%      99.0%
Net Assets, End of Period (in millions)................................. $ 32.6     $ 26.7     $ 14.6     $ 11.3     $  6.9

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is MFS(R) Research International Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2007, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                     Expiring   Expiring    Expiring
Portfolio                                  Total    12/31/2008 12/31/2009  12/31/2010
---------                               ----------- ---------- ----------- ----------

MFS(R) Research International Portfolio $27,817,197 $9,745,389 $11,694,451 $6,377,357

MFS(R) Research International Portfolio acquired losses of $37,816,349 in the merger with J.P. Morgan International Equity Portfolio on April 28th 2003 which are subject to an annual limitation of $2,138,073.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


H. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

J. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

K. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

L. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Massachusetts Financial Services Company, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                         Management Fees
                                        earned by Manager
                                        for the year ended
Portfolio                               December 31, 2007  % per annum   Average Daily Net Assets
---------                               ------------------ ----------- ----------------------------

MFS(R) Research International Portfolio    $11,403,214        0.80%    First $200 Million

                                                              0.75%    $200 Million to $500 Million

                                                              0.70%    $500 Million to $1 Billion

                                                              0.65%    Over $1 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ----------------------
        Portfolio                               Class A Class B Class E
        ---------                               ------- ------- -------

        MFS(R) Research International Portfolio  1.00%   1.25%   1.15%

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                              Shares Issued              Net Increase
                                                                 Through                  (Decrease)
                                        Beginning    Shares     Dividend      Shares      in Shares     Ending
                                         Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
-                                       ---------- ---------- ------------- -----------  ------------ ----------

MFS(R) Research International Portfolio

 Class A

 12/31/2007                             46,936,805 19,218,776   9,427,741    (9,104,555)  19,541,962  66,478,767
 12/31/2006                             48,011,738 17,434,338   4,857,536   (23,366,806)  (1,074,933) 46,936,805

 Class B

 12/31/2007                             41,673,081 22,915,179   7,545,461   (13,281,523)  17,179,117  58,852,198
 12/31/2006                             34,281,448 11,688,539   3,452,535    (7,749,441)   7,391,633  41,673,081

 Class E

 12/31/2007                              1,781,915    846,848     328,488      (685,457)     489,879   2,271,794
 12/31/2006                              1,123,040    944,161     125,725      (411,011)     658,875   1,781,915

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                  Purchases                        Sales
                                        ------------------------------ ------------------------------
                                        U.S. Government Non-Government U.S. Government Non-Government
                                        --------------- -------------- --------------- --------------

MFS(R) Research International Portfolio       $--       $1,346,062,610       $--       $1,057,616,720

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                           Federal        Gross         Gross
                                          Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                    Cost      Appreciation (Depreciation)  Appreciation
---------                               -------------- ------------ -------------- --------------

MFS(R) Research International Portfolio $1,846,123,011 $250,799,290  $(74,326,600)  $176,472,690

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                       Value of    Value of
                                          Value of       Cash      Non-Cash      Total
                                         Securities   Collateral  Collateral*  Collateral
                                        ------------ ------------ ----------- ------------

MFS(R) Research International Portfolio $196,651,182 $203,698,835 $1,995,182  $205,694,017

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                            Ordinary Income       Long-Term Capital Gain            Total
                                        ------------------------ ------------------------ -------------------------
                                            2007        2006         2007        2006         2007         2006
                                        ------------ ----------- ------------ ----------- ------------ ------------

MFS(R) Research International Portfolio $128,029,763 $71,841,110 $106,999,191 $43,010,954 $235,028,954 $114,852,064

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                        Undistributed Undistributed     Net
                                          Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                           Income         Gain      Appreciation   and Deferrals       Total
                                        ------------- ------------- ------------ ------------------ ------------

MFS(R) Research International Portfolio $101,641,463  $103,196,486  $176,499,500    $(6,414,219)    $374,923,230

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS(R) Research International Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS(R) Research International Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From          Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      August        Corporate Ethics and Compliance
Insurance Company          Officer         2006 to       Department, MetLife, Inc.; from October
One MetLife Plaza                          present.      2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Massachusetts Financial Services Company (the "MFS Adviser") for investment advisory services in connection with the investment management for the MFS Research International Portfolio ("MFS Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the MFS Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the MFS Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the MFS Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the MFS Portfolio within its performance universe. The Board took into account that the MFS Portfolio ranked above the median of its performance universe for each of the periods. The Board noted that the MFS Portfolio outperformed the Lipper index for the three- and five-year periods and was below the Lipper index for the one-year period. The Board considered the analysis provided in the B-M Report demonstrating that the MFS Portfolio ranked above the MSCI EAFE benchmark return for both the three- and five-year periods and was below the MSCI EAFE benchmark return for the one-year period. The Board also considered that the MFS Portfolio outperformed relative to its Morningstar Foreign Large Blend category for each of the three-month and one-, three- and five-year periods ending June 30, 2007. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the MFS Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the MFS Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the MFS Portfolio's total expenses exclusive of 12b-1 fees were slightly above the expense group median, and below the expense universe median and the sub-advised expense universe median. The Board also noted that the MFS Portfolio's actual management fees were below the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the MFS Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the MFS Portfolio's contractual management fees were below the normalized median of the expense group at the MFS Portfolio's current size. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the MFS Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the MFS Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the MFS Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the MFS Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the MFS Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the MFS Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the MFS Adviser's ability to perform under its Advisory Agreement. These factors included: the MFS Adviser's financial condition; the MFS Adviser's current level of staffing and its overall resources, as well as its compensation program; the MFS Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the MFS Adviser's management style and long-term performance record with respect to the MFS Portfolio; and the MFS Portfolio's performance record. With respect to the MFS Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the MFS Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the MFS Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the MFS Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the MFS Adviser's investment process and philosophy. The Board considered that the MFS Adviser's responsibilities include the development and maintenance of an investment program for the MFS Portfolio which is consistent with the MFS Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the MFS Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the MFS Portfolio's advisory fees based on comparative fee and expense information and other factors, including the MFS Adviser's estimated profitability from its relationship with the MFS Portfolio as described below and possible economies of scale. With respect to the MFS Portfolio, the Board also compared the subadvisory fees paid to fees charged by the MFS Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. With respect to potential economies of scale in the Adviser's management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the MFS Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the MFS Adviser of its relationship with the MFS Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received fund specific data with regard to the profitability of the MFS Portfolio. The Board analyzed the reasonableness of the profitability of the MFS Adviser and found no indication of excessive profitability. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and it affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the MFS Adviser and its affiliates by virtue of the MFS Adviser's relationship to the MFS Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the MFS Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the MFS Adviser, the Board determined approval of the Advisory Agreement for the MFS Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the MFS Portfolio.

                          MET INVESTORS SERIES TRUST


                                    MFS(R)
                                Value Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
MFS(R) VALUE PORTFOLIO                              FOR THE YEAR ENDED 12/31/07
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

For the twelve months ended December 31, 2007, the Met Investors Series Trust--MFS(R) Value Portfolio provided a total return of 7.64% for Class A Shares. This compares with a return of -0.17% for the Portfolio's benchmark, the Russell 1000(R) Value Index/1/.

CONTRIBUTORS TO PERFORMANCE

The combination of strong stock selection and an underweighted position in the financial services sector boosted performance relative to the Russell 1000(R) Value Index. Not holding poor-performing financial services firm Wachovia and consumer and commercial banking firm Washington Mutual had a positive impact on results.

Stock selection and, to a lesser extent, an overweighted position in the industrial goods and services sector contributed to relative returns. Defense contractor Lockheed Martin/(aa)/ and agricultural equipment manufacturer Deere & Co. were among the Portfolio's top contributors.

Aided by stock selection, the technology sector was another positive area for relative performance. The Portfolio's holdings of enterprise software company Oracle/(aa)/ and semiconductor chips maker Intel/(aa)/ helped results.

Stock selection and overweighting in the consumer staples sector bolstered relative returns. Tobacco company Altria Group was one of the Portfolio's top relative performers over the reporting period.

Top contributors in other sectors included integrated oil and gas company Hess, integrated oil company TOTAL/(aa)/ (France), and athletic shoes and apparel manufacturer Nike/(aa)/.

DETRACTORS FROM PERFORMANCE

Underweighted positions in strong-performing telecommunications company AT&T, integrated oil and gas company Exxon Mobil, and integrated oil company Chevron held back results. Holdings of insurance company Allstate, department stores operator Macy's, financial services firm UBS/(aa)/, and home improvement products maker Masco also hurt results.

TEAM MANAGED

The Portfolio is co-managed by Mr. Nevin P. Chitkara and Mr. Steven R. Gorham. Mr. Chitkara is an Investment Officer of MFS(R) and has been in the investment management area of MFS(R) since 1997. Mr. Gorham is also an Investment Officer of MFS(R) and has served as portfolio manager since 2002. Mr. Gorham has been in the investment management area of MFS(R) since 1992.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    Lockheed Martin Corp.           4.11%
                    ----------------------------------------
                    Altria Group, Inc.              3.85%
                    ----------------------------------------
                    Exxon Mobil Corp.               3.20%
                    ----------------------------------------
                    Allstate Corp. (The)            3.09%
                    ----------------------------------------
                    Total S.A. (ADR)                2.71%
                    ----------------------------------------
                    Johnson & Johnson               2.52%
                    ----------------------------------------
                    Bank of America Corp.           2.22%
                    ----------------------------------------
                    Bank of New York Mellon Corp.   2.06%
                    ----------------------------------------
                    Procter & Gamble Co. (The)      2.00%
                    ----------------------------------------
                    Hess Corp.                      1.83%
                    ----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Financials                      24.6%
Non-Cyclical                    21.9%
Energy                          14.7%
Industrials                     11.5%
Cyclical                         7.8%
Communications                   6.1%
Technology                       5.4%
Utilities                        4.1%
Basic Materials                  3.9%



--------
(aa) Security is not a benchmark constituent.

--------
/1/ The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) VALUE PORTFOLIO                              FOR THE YEAR ENDED 12/31/07
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

                       MFS(R) VALUE PORTFOLIO MANAGED BY
  MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. RUSSELL 1000(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                     [CHART]

                  Fund   Russell 1000 Value
                  ----   ------------------
  7/20/1998     $10,000       $10,000
 12/31/1998       9,506        10,495
 12/31/1999       9,978        11,266
 12/30/2000      11,136        12,057
 12/31/2001      11,194        11,383
 12/31/2002       9,727         9,617
 12/31/2003      12,121        12,504
 12/30/2004      14,058        14,566
 12/31/2005      14,963        15,593
 12/31/2006      18,157        19,063
 12/31/2007      19,544        19,030

    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the year ended 12/31/07)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    MFS(R) Value Portfolio--
--  Class A                   7.64% 11.61% 14.97%       7.39%
    ----------------------------------------------------------------
    Russell 1000(R) Value
- - Index/1/                 -0.17%  9.32% 14.63%       7.07%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 7/20/1998. Index returns are based on an inception due of 7/31/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
MFS(R) VALUE PORTFOLIO                      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  996.70        $4.38
  Hypothetical (5% return before expenses)     1,000.00      1,020.82         4.43
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.87% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MFS(R) VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


         -----------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         -----------------------------------------------------------------

         COMMON STOCKS - 98.8%
         AEROSPACE & DEFENSE - 7.8%
         Lockheed Martin Corp.................     55,740 $   5,867,193
         Northrop Grumman Corp................     30,510     2,399,306
         Raytheon Co..........................      5,760       349,632
         United Technologies Corp.............     32,580     2,493,673
                                                          -------------
                                                             11,109,804
                                                          -------------
         AUTO COMPONENTS - 0.5%
         Johnson Controls, Inc................     19,170       690,887
                                                          -------------
         BEVERAGES - 1.9%
         Diageo Plc...........................     81,140     1,731,603
         PepsiCo, Inc.........................     13,460     1,021,614
                                                          -------------
                                                              2,753,217
                                                          -------------
         BUILDING PRODUCTS - 1.3%
         Masco Corp...........................     82,990     1,793,414
                                                          -------------
         CAPITAL MARKETS - 8.7%
         Bank of New York Mellon Corp.........     60,329     2,941,642
         Franklin Resources, Inc..............     10,840     1,240,421
         Goldman Sachs Group, Inc. (The)......     11,640     2,503,182
         Lehman Brothers Holdings, Inc........     15,500     1,014,320
         Merrill Lynch & Co., Inc.............     19,600     1,052,128
         State Street Corp....................     16,310     1,324,372
         UBS AG...............................     49,307     2,287,868
                                                          -------------
                                                             12,363,933
                                                          -------------
         CHEMICALS - 3.3%
         Air Products & Chemicals, Inc........     10,210     1,007,012
         Dow Chemical Co. (The)...............     11,100       437,562
         PPG Industries, Inc..................     30,230     2,123,053
         Praxair, Inc.........................      8,620       764,680
         Syngenta AG..........................      1,650       418,296
                                                          -------------
                                                              4,750,603
                                                          -------------
         COMMERCIAL BANKS - 2.1%
         PNC Financial Services Group, Inc....     20,420     1,340,573
         SunTrust Banks, Inc..................     26,740     1,670,982
                                                          -------------
                                                              3,011,555
                                                          -------------
         COMPUTERS & PERIPHERALS - 2.0%
         Hewlett-Packard Co...................     25,940     1,309,451
         International Business Machines Corp.     14,850     1,605,285
                                                          -------------
                                                              2,914,736
                                                          -------------
         CONSUMER FINANCE - 0.6%
         American Express Co..................     17,600       915,552
                                                          -------------
         CONTAINERS & PACKAGING - 0.1%
         Smurfit-Stone Container Corp.*.......     18,410       194,410
                                                          -------------
         DIVERSIFIED FINANCIAL SERVICES - 3.7%
         Bank of America Corp.................     76,757     3,166,994
         Citigroup, Inc.......................     73,360     2,159,718
                                                          -------------
                                                              5,326,712
                                                          -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        DIVERSIFIED TELECOMMUNICATION SERVICES - 2.5%
        AT&T, Inc..............................     37,860 $   1,573,462
        Embarq Corp............................     20,103       995,702
        Telus Corp.............................      5,645       274,308
        Verizon Communications, Inc............     16,070       702,098
                                                           -------------
                                                               3,545,570
                                                           -------------
        ELECTRIC UTILITIES - 2.1%
        Entergy Corp...........................     10,170     1,215,519
        FPL Group, Inc.........................     19,900     1,348,822
        PPL Corp...............................      7,860       409,427
                                                           -------------
                                                               2,973,768
                                                           -------------
        ELECTRICAL EQUIPMENT & SERVICES - 0.7%
        Rockwell Automation, Inc...............     13,880       957,165
                                                           -------------
        FOOD & STAPLES RETAILING - 0.9%
        CVS Caremark Corp......................     31,878     1,267,150
                                                           -------------
        FOOD PRODUCTS - 2.9%
        General Mills, Inc.....................     14,740       840,180
        Kellogg Co.............................     30,170     1,581,813
        Nestle S.A.............................      3,761     1,721,897
                                                           -------------
                                                               4,143,890
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 2.2%
        UnitedHealth Group, Inc................     18,410     1,071,462
        WellPoint, Inc.*.......................     23,930     2,099,379
                                                           -------------
                                                               3,170,841
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 1.3%
        Royal Caribbean Cruises, Ltd...........     43,380     1,841,047
                                                           -------------
        HOUSEHOLD DURABLES - 0.7%
        Toll Brothers, Inc.*...................     49,340       989,760
                                                           -------------
        HOUSEHOLD PRODUCTS - 2.0%
        Procter & Gamble Co. (The).............     38,980     2,861,912
                                                           -------------
        INSURANCE - 7.4%
        Allstate Corp. (The)...................     84,440     4,410,301
        Chubb Corp. (The)......................     26,470     1,444,733
        Genworth Financial, Inc. - Class A.....     62,120     1,580,954
        Hartford Financial Services Group, Inc.
          (The)................................     23,690     2,065,531
        Prudential Financial, Inc..............     11,320     1,053,213
                                                           -------------
                                                              10,554,732
                                                           -------------
        IT SERVICES - 1.2%
        Accenture, Ltd. - Class A..............     46,260     1,666,748
                                                           -------------
        MACHINERY - 0.7%
        Deere & Co.............................      2,540       236,525
        Eaton Corp.............................      4,970       481,841
        Timken Co. (The).......................     10,350       339,998
                                                           -------------
                                                               1,058,364
                                                           -------------
        MEDIA - 1.9%
        Citadel Broadcasting Corp..............      1,258         2,592
        EW Scripps Co..........................      8,580       386,186

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         MEDIA - CONTINUED
         Omnicom Group, Inc...................     14,920 $     709,148
         Walt Disney Co. (The)................     33,650     1,086,222
         WPP Group Plc........................     46,380       591,999
                                                          -------------
                                                              2,776,147
                                                          -------------
         MULTI-UTILITIES - 2.0%
         Dominion Resources, Inc..............     38,514     1,827,489
         PG&E Corp............................     11,000       473,990
         Public Service Enterprise Group, Inc.      5,700       559,968
                                                          -------------
                                                              2,861,447
                                                          -------------

         MULTILINE RETAIL - 1.2%
         Macy's, Inc..........................     65,640     1,698,107
                                                          -------------
         OIL, GAS & CONSUMABLE FUELS - 14.5%
         Apache Corp..........................     14,630     1,573,310
         Chevron Corp.........................     13,294     1,240,729
         ConocoPhillips.......................     21,870     1,931,121
         Devon Energy Corp....................     22,430     1,994,251
         EOG Resources, Inc...................     13,960     1,245,930
         Exxon Mobil Corp.....................     48,740     4,566,451
         Hess Corp............................     25,850     2,607,231
         Marathon Oil Corp....................     14,630       890,382
         Royal Dutch Shell Plc (ADR)..........      9,960       838,632
         Total S.A. (ADR).....................     46,930     3,876,418
                                                          -------------
                                                             20,764,455
                                                          -------------
         PHARMACEUTICALS - 7.5%
         Abbott Laboratories..................     16,080       902,892
         GlaxoSmithKline Plc..................     29,340       742,312
         Johnson & Johnson....................     53,990     3,601,133
         Merck & Co., Inc.....................     42,180     2,451,080
         Pfizer, Inc..........................     29,650       673,944
         Wyeth................................     53,100     2,346,489
                                                          -------------
                                                             10,717,850
                                                          -------------
         ROAD & RAIL - 0.9%
         Burlington Northern Santa Fe Corp....     13,150     1,094,474
         Norfolk Southern Corp................      2,820       142,241
                                                          -------------
                                                              1,236,715
                                                          -------------
         SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.6%
         Intel Corp...........................     85,290     2,273,831
                                                          -------------
         SOFTWARE - 1.7%
         Oracle Corp.*........................    106,460     2,403,867
                                                          -------------
         SPECIALTY RETAIL - 1.3%
         Advance Auto Parts, Inc..............      7,980       303,160
         Lowe's Cos., Inc.....................      9,050       204,711
         Sherwin-Williams Co..................      9,370       543,835
         Staples, Inc.........................     34,110       786,918
                                                          -------------
                                                              1,838,624
                                                          -------------

      ----------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      ----------------------------------------------------------------------

      TEXTILES, APPAREL & LUXURY GOODS - 1.5%
      NIKE, Inc. - Class B.....................      33,290 $   2,138,550
                                                            -------------
      THRIFTS & MORTGAGE FINANCE - 1.8%
      Fannie Mae...............................      51,580     2,062,168
      Freddie Mac..............................      13,270       452,109
                                                            -------------
                                                                2,514,277
                                                            -------------
      TOBACCO - 3.9%
      Altria Group, Inc........................      72,840     5,505,247
                                                            -------------
      TRADING COMPANIES & DISTRIBUTORS - 0.8%
      W.W. Grainger, Inc.......................      12,580     1,101,002
                                                            -------------
      WIRELESS TELECOMMUNICATION SERVICES - 1.6%
      Sprint Nextel Corp.......................      62,190       816,554
      Vodafone Group Plc.......................     409,325     1,520,960
                                                            -------------
                                                                2,337,514
                                                            -------------
      Total Common Stocks
      (Cost $125,609,039)                                     141,023,403
                                                            -------------

      SHORT-TERM INVESTMENT - 1.2%
      Goldman Sachs Group, Inc. 4.000%,
        due 01/02/08 (Cost - $1,738,807)....... $ 1,738,807     1,738,807
                                                            -------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $127,347,846)                                     142,762,210

      Other Assets and Liabilities (net) - 0.0%                    57,076
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 142,819,286
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

MFS(R) VALUE PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $142,762,210
   Cash                                                                           188
   Receivable for investments sold                                            235,401
   Receivable for Trust shares sold                                           125,998
   Dividends receivable                                                       243,639
                                                                         ------------
     Total assets                                                         143,367,436
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    167,142
     Trust shares redeemed                                                    208,251
     Investment advisory fee (Note 3)                                          88,170
     Administration fee                                                         1,006
     Custodian and accounting fees                                             43,796
   Accrued expenses                                                            39,785
                                                                         ------------
     Total liabilities                                                        548,150
                                                                         ------------
NET ASSETS                                                               $142,819,286
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $116,169,621
   Accumulated net realized gain                                            9,393,962
   Unrealized appreciation on investments and foreign currency             15,414,593
   Undistributed net investment income                                      1,841,110
                                                                         ------------
     Total                                                               $142,819,286
                                                                         ============
NET ASSETS
   Class A                                                               $142,819,286
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  9,496,058
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      15.04
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost                                                    $127,347,846

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007


MFS(R) VALUE PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $ 2,896,333
   Interest                                                                   105,150
                                                                          -----------
       Total investment income                                              3,001,483
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           945,551
   Administration fees                                                         11,969
   Deferred expense reimbursement                                              14,252
   Custody and accounting fees                                                 66,625
   Transfer agent fees                                                          3,774
   Audit                                                                       29,324
   Legal                                                                       54,819
   Trustee fees and expenses                                                   12,006
   Shareholder reporting                                                        5,812
   Insurance                                                                    4,176
   Other                                                                        4,399
                                                                          -----------
       Total expenses                                                       1,152,707
                                                                          -----------
   Net investment income                                                    1,848,776
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY
   Net realized gain on:
       Investments                                                          9,491,596
       Foreign currency                                                         1,240
                                                                          -----------
   Net realized gain on investments and foreign currency                    9,492,836
                                                                          -----------
   Net change in unrealized depreciation on:
       Investments                                                         (2,498,634)
       Foreign currency                                                          (447)
                                                                          -----------
   Net change in unrealized depreciation on investments and foreign
       currency                                                            (2,499,081)
                                                                          -----------
   Net realized and change in unrealized gain on investments and
       foreign currency                                                     6,993,755
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 8,842,531
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $    38,309

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

MFS(R) VALUE PORTFOLIO
                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2007          2006
                                                                         ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  1,848,776  $  1,276,261
   Net realized gain on investments and foreign currency                    9,492,836     6,663,986
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                    (2,499,081)    9,705,328
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                     8,842,531    17,645,575
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                     (786)   (1,271,877)
   From net realized gains
     Class A                                                               (2,376,175)   (4,729,373)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                 (2,376,961)   (6,001,250)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                               47,683,327    27,866,602
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                2,376,961     6,001,250
   Cost of shares repurchased
     Class A                                                              (21,822,651)  (16,053,852)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions              28,237,637    17,814,000
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                               34,703,207    29,458,325
   Net assets at beginning of period                                      108,116,079    78,657,754
                                                                         ------------  ------------
   Net assets at end of period                                           $142,819,286  $108,116,079
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  1,841,110  $      8,372
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                              CLASS A
MFS(R) VALUE PORTFOLIO                                                   ------------------------------------------------
                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                         ------------------------------------------------
                                                                            2007        2006       2005    2004++  2003++
                                                                         -------     ------     ------     ------  ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 14.24     $12.44     $12.32     $10.83  $ 8.80
                                                                         -------     ------     ------     ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................    0.21 (a)   0.20 (a)   0.17 (a)   0.14    0.13
Net Realized/Unrealized Gain on Investments.............................    0.87       2.45       0.63       1.59    2.04
                                                                         -------     ------     ------     ------  ------
Total from Investment Operations........................................    1.08       2.65       0.80       1.73    2.17
                                                                         -------     ------     ------     ------  ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................   (0.00)+    (0.18)     (0.15)     (0.14)  (0.14)
Distributions from Net Realized Capital Gains...........................   (0.28)     (0.67)     (0.53)     (0.10)     --
                                                                         -------     ------     ------     ------  ------
Total Distributions.....................................................   (0.28)     (0.85)     (0.68)     (0.24)  (0.14)
                                                                         -------     ------     ------     ------  ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 15.04     $14.24     $12.44     $12.32  $10.83
                                                                         =======     ======     ======     ======  ======
TOTAL RETURN                                                                7.64%     21.33%      6.44%     15.97%  24.61%
Ratio of Expenses to Average Net Assets.................................    0.87%      1.00%      0.99%      1.00%   1.00%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates    0.88%(b)   1.02%      1.00%      1.14%   1.08%
Ratio of Net Investment Income to Average Net Assets....................    1.42%      1.46%      1.36%      1.30%   1.44%
Portfolio Turnover Rate.................................................    24.9%      39.2%      23.0%      47.0%   57.0%
Net Assets, End of Period (in millions)................................. $ 142.8     $108.1     $ 79.0     $ 47.0  $ 40.0

+  Rounds to less than $0.005 per share
++ Audited by other Independent Registered Public Accounting Firm.
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is MFS(R) Value Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

G. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Massachusetts Financial Services Company, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                        Management Fees
                       earned by Manager
                       for the year ended
Portfolio              December 31, 2007  % per annum   Average Daily Net Assets
---------              ------------------ ----------- -----------------------------

MFS(R) Value Portfolio      $945,551         0.725%   First $250 Million

                                             0.675%   $250 Million to $1.25 Billion

                                              0.60%   $1.25 Billion to $1.5 Billion

                                              0.50%   Over $1.5 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                         Maximum Expense Ratio
                                         under current Expense
                                         Limitation Agreement
                                        ---------------------
                 Portfolio              Class A Class B Class E
                 ---------              ------- ------- -------

                 MFS(R) Value Portfolio  1.00%   1.25%*  1.15%*

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the year ended December 31, 2007:


                         MFS(R) Value Portfolio $14,252

All prior subsidies have been repaid to the Manager.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                           Shares Issued
                                              Through                Net Increase
                       Beginning  Shares     Dividend      Shares     in Shares    Ending
                        Shares     Sold    Reinvestment  Repurchased Outstanding   Shares
-                      --------- --------- ------------- ----------- ------------ ---------

MFS(R) Value Portfolio

 Class A

 12/31/2007            7,593,967 3,201,796    160,497    (1,460,202)  1,902,091   9,496,058
 12/31/2006            6,321,249 2,047,062    421,100    (1,195,444)  1,272,718   7,593,967

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                 Purchases                        Sales
                       ------------------------------ ------------------------------
                       U.S. Government Non-Government U.S. Government Non-Government
                       --------------- -------------- --------------- --------------

MFS(R) Value Portfolio       $--        $59,723,785         $--        $31,963,953

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                          Federal       Gross         Gross
                         Income Tax   Unrealized    Unrealized   Net Unrealized
 Portfolio                  Cost     Appreciation (Depreciation)  Appreciation
 ---------              ------------ ------------ -------------- --------------

 MFS(R) Value Portfolio $127,477,848 $22,811,177   $(7,526,815)   $15,284,362

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                         Ordinary Income   Long-Term Capital Gain         Total
                       ------------------- ---------------------  ---------------------
                         2007      2006       2007        2006       2007       2006
                       -------- ---------- ----------  ---------- ---------- ----------

MFS(R) Value Portfolio $141,072 $1,505,763 $2,235,889  $4,495,487 $2,376,961 $6,001,250

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                       Undistributed Undistributed     Net
                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                          Income         Gain      Appreciation   and Deferrals       Total
                       ------------- ------------- ------------ ------------------ -----------

MFS(R) Value Portfolio  $2,762,732    $8,602,342   $15,284,591         $--         $26,649,665

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



8. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

On November 7, 2007, the following Portfolio reorganization was approved by the Board of Trustees of the Trust, subject to shareholder approval. The shareholders are scheduled to vote on the proposed reorganization at a meeting to be held on or about February 28, 2008. If approved by the Portfolio shareholders, the reorganization will occur on or about April 28, 2008. The proposed reorganization provides for the acquisition of all the assets of MFS Value Portfolio, a series of the Trust, in exchange for shares of MFS Value Portfolio (formerly known as Harris Oakmark Large Cap Value Portfolio), a series of Metropolitan Series Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS(R) Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those Statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS(R) Value Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August
31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Massachusetts Financial Services Company (the "MFS Adviser") for investment advisory services in connection with the investment management for the MFS Value Portfolio ("MFS Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the MFS Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the MFS Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the MFS Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the MFS Portfolio within its performance universe. The Board took into account that the MFS Portfolio ranked above the median of its performance universe for each of the periods. The Board considered the analysis provided in the B-M Report demonstrating that the MFS Portfolio ranked above the Russell 1000 benchmark return for each of the one- and three-year periods and below the Russell 1000 benchmark return for the five-year period. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the MFS Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolio are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the MFS Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the MFS Portfolio's total expenses exclusive of 12b-1 fees were above the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the MFS Portfolio's actual management fees were at the expense group median, above the expense universe median and below the sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the MFS Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the MFS Portfolio's contractual management fees were below the normalized median of the expense group at the MFS Portfolio's current size. The Board considered that the relatively small asset size of the MFS Portfolio results in a higher relative fee structure. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the MFS Portfolio, reflected by, among other things, the Manager's fee waiver agreement with the MFS Portfolio, resulting in the Manager waiving advisory fees in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the MFS Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted that those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board also noted that those Portfolios with management fee schedules containing breakpoints reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the MFS Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the MFS Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the MFS Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the MFS Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the MFS Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the MFS Adviser's ability to perform under its Advisory Agreement. These factors included: the MFS Adviser's financial condition; the MFS Adviser's current level of staffing and its overall resources, as well as its compensation program; the MFS Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the AIM Adviser's management style and long-term performance record with respect to the MFS Portfolio; and the MFS Portfolio's performance record. With respect to the MFS Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the MFS Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the MFS Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the MFS Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the MFS Adviser's investment process and philosophy. The Board considered that the MFS Adviser's responsibilities include the development and maintenance of an investment program for the MFS Portfolio which is consistent with the MFS Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the MFS Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the MFS Portfolio's advisory fees based on comparative fee and expense information and other factors, including the MFS Adviser's estimated profitability from its relationship with the MFS Portfolio as described below and possible economies of scale. With respect to the MFS Portfolio, the Board also compared the subadvisory fees paid to fees charged by the MFS Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. With respect to potential economies of scale in the Adviser's management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the MFS Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the MFS Adviser of its relationship with the MFS Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received fund specific data with regard to the profitability of the MFS Portfolio. The Board analyzed the reasonableness of the profitability of the MFS Adviser and found no indication of excessive profitability. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the MFS Adviser and its affiliates by virtue of the MFS Adviser's relationship to the MFS Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the MFS Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the MFS Adviser, the Board determined approval of the Advisory Agreement for the MFS Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the MFS Portfolio.

                          MET INVESTORS SERIES TRUST


                               Neuberger Berman
                             Real Estate Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO              FOR THE YEAR ENDED 12/31/07
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

For the year ended December 31, 2007, the Portfolio had a return of -14.79%, -15.01% and -14.86% for Class A, B and E Shares, respectively, versus -15.69% for its benchmark, the FTSE NAREIT Equity REIT Index/1/.

PORTFOLIO REVIEW

For the year ended December 31, 2007, the Portfolio declined in value, although losses were less than those of its benchmark. During the course of the year the Portfolio shifted toward a defensive portfolio indicative of the more difficult economic environment. The Portfolio increased and/or overweighted its positions in health care, industrial, self-storage, infrastructure, prisons and timberlands. The Portfolio's holdings within the Health Care sector had the largest positive impact on absolute and relative performance. In this sector the Portfolio's holdings tended to have strong balance sheets and attractive cash flow, which made them popular with risk-averse investors.

Our overweighted allocation to industrial Real Estate Investment Trusts (REITs) had the second-largest positive contribution to relative and absolute returns as some of the Fund's holdings benefited from overseas operations. The Portfolio's holdings, on an aggregate basis, also outperformed their sector benchmarks in self storage, diversified, regional malls, shopping centers, and mixed property REITs. In contrast, the Fund's holdings in office, apartments, lodging/resorts and specialty REITs trailed their sector benchmarks.

MARKET ENVIRONMENT/CONDITIONS

The FTSE NAREIT Equity REIT Index enjoyed strong performance during the beginning of calendar year 2007 as investors purchased publicly traded real estate firms. In addition, private equity investors ramped up their acquisition of REITs, providing additional support for the sector. The strong performance was short lived, however, as the subprime mortgage issue fueled concerns of a widening credit crunch and economic deceleration. A sell off of REIT shares resulted in the Index surrendering its gains for the year. Concerns over the U.S. economy persisted in following months, causing a continuing decline in REIT prices and the NAREIT index incurring a negative return for the year.

CURRENT OUTLOOK/STRATEGY

As we move into 2008, REITs are trading at attractive valuations, although we think challenging conditions will continue in the near future. With that in mind, we expect worsening economic conditions will lead to a series of interest rate reductions by the Federal Reserve. Indeed, a weakening U.S. economy may alleviate any Fed concerns about inflation that otherwise would have decreased the likelihood of rate cuts. We believe that, by spring of 2008, the interest rate environment will be at a level that will allow investors to become more positive about economic growth in 2009. In our view, this environment should bode well for income-oriented securities like REITs.

Currently, we are maintaining a defensive portfolio, weighted toward property sub-sectors with inelastic demand. These include Health Care, timberlands, infrastructure and prisons. Conversely, the portfolio is underweight economically sensitive property sectors such as hotels, apartments and retail.

We expect a defensive portfolio such as this will perform well on a relative basis. As we move into the second half of 2008 REITs offering yield, visible and positive earnings and very attractive valuation levels should attract investor interest.

STEVEN BROWN
Portfolio Manager
NEUBERGER BERMAN MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                         Percent of
            Description                                  Net Assets
            -------------------------------------------------------
            Ventas, Inc. (REIT)                            6.10%
            -------------------------------------------------------
            Public Storage (REIT)                          5.37%
            -------------------------------------------------------
            ProLogis (REIT)                                5.08%
            -------------------------------------------------------
            Brookfield Asset Management, Inc.--Class A     4.80%
            -------------------------------------------------------
            Vornado Realty Trust (REIT)                    4.34%
            -------------------------------------------------------
            Kimco Realty Corp. (REIT)                      4.18%
            -------------------------------------------------------
            Alexandria Real Estate Equities, Inc. (REIT)   4.03%
            -------------------------------------------------------
            Taubman Centers, Inc. (REIT)                   3.76%
            -------------------------------------------------------
            Boston Properties, Inc. (REIT)                 3.28%
            -------------------------------------------------------
            Digital Realty Trust, Inc. (REIT)              3.08%
            -------------------------------------------------------

--------
/1/ The FTSE NAREIT Equity REIT Index is an unmanaged index that reflects performances of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO              FOR THE YEAR ENDED 12/31/07
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Apartments                             11.6%
Commercial Services                    4.2%
Community Centers                       4.4%
Diversified                            15.2%
Heath Care Providers & Services        12.9%
Industrials                            16.0%
Lodging                                 2.4%
Office                                 20.6%
Regional Malls                         12.7%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO              FOR THE YEAR ENDED 12/31/07
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


               NEUBERGER BERMAN REAL ESTATE PORTFOLIO MANAGED BY
    NEUBERGER BERMAN MANAGEMENT, INC. VS. FTSE NAREIT EQUITY REIT INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

              Fund      NAREIT Equity REITs Index
             -------    -------------------------
  5/1/2004   $10,000           $10,000
12/31/2004    12,975            13,751
12/31/2005    14,739            15,418
12/31/2006    20,326            20,750
12/31/2007    17,319            17,494


    --------------------------------------------------------------
                                     Average Annual Return/2/
                                  (for the year ended 12/31/07)
    --------------------------------------------------------------
                                 1 Year  3 Year Since Inception/3/
    --------------------------------------------------------------
    Neuberger Berman Real Estate
--  Portfolio--Class A           -14.79% 10.11%      16.14%
    Class B                      -15.01%  9.83%      15.85%
    Class E                      -14.86%  9.95%      15.99%
    --------------------------------------------------------------
    FTSE NAREIT Equity REIT
- - Index/1/                     -15.69%  8.48%      16.59%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The FTSE NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A, B and E shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
NEUBERGER BERMAN REAL ESTATE PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  922.10        $3.10
  Hypothetical (5% return before expenses)     1,000.00      1,021.98         3.26
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $  921.10        $4.31
  Hypothetical (5% return before expenses)     1,000.00      1,020.72         4.53
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $  921.90        $3.83
  Hypothetical (5% return before expenses)     1,000.00      1,021.22         4.02
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.64%, 0.89%, and 0.79% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
NEUBERGER BERMAN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


       ---------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                              SHARES       (NOTE 2)
       ---------------------------------------------------------------------

       COMMON STOCKS - 95.6%
       APARTMENTS - 11.1%
       AvalonBay Communities, Inc.
         (REIT)(a)..........................      345,200 $    32,497,128
       Camden Property Trust (REIT).........      593,278      28,566,336
       Equity Residential (REIT)............      698,100      25,459,707
       Essex Property Trust, Inc. (REIT)(a).      149,800      14,604,002
       Forest City Enterprises, Inc. -
         Class A(a).........................      543,682      24,161,228
       Home Properties, Inc. (REIT)(a)......      364,100      16,329,885
                                                          ---------------
                                                              141,618,286
                                                          ---------------
       COMMERCIAL SERVICES - 4.1%
       Corrections Corporation of America*..    1,201,385      35,452,871
       Great Lakes Dredge & Dock Corp.......    1,859,446      16,214,369
                                                          ---------------
                                                               51,667,240
                                                          ---------------
       COMMUNITY CENTERS - 4.2%
       Kimco Realty Corp. (REIT)(a).........    1,456,400      53,012,960
                                                          ---------------
       DIVERSIFIED - 14.5%
       Crystal River Capital, Inc. (REIT)(a)      669,600       9,669,024
       Digital Realty Trust, Inc. (REIT)(a).    1,018,900      39,095,193
       DuPont Fabros Technology, Inc.(a)....      993,600      19,474,560
       Equity One, Inc. (REIT)(a)...........      482,500      11,111,975
       Extra Space Storage, Inc.(a).........    1,101,530      15,740,864
       Peoples Choice Financial Corp.*(c)...       60,000               0
       Plum Creek Timber Co., Inc.
         (REIT)(a)..........................      472,700      21,763,108
       Sovran Self Storage, Inc. (REIT).....      311,356      12,485,375
       Vornado Realty Trust (REIT)(a).......      625,861      55,044,475
                                                          ---------------
                                                              184,384,574
                                                          ---------------
       HEALTH CARE PROVIDERS & SERVICES - 12.3%
       HCP, Inc.(a).........................      833,200      28,978,696
       Health Care, Inc. (REIT)(a)..........      201,811       9,018,934
       Nationwide Health Properties, Inc.
         (REIT).............................      994,003      31,181,874
       OMEGA Healthcare Investors, Inc.
         (REIT)(a)..........................      591,000       9,485,550
       Ventas, Inc. (REIT)..................    1,712,400      77,486,100
                                                          ---------------
                                                              156,151,154
                                                          ---------------
       INDUSTRIALS - 15.3%
       AMB Property Corp. (REIT)............      666,000      38,334,960
       Macquarie Infrastructure Co. LLC(a)..      562,541      22,799,787
       ProLogis (REIT)......................    1,017,800      64,508,164
       Public Storage (REIT)................      928,100      68,131,821
                                                          ---------------
                                                              193,774,732
                                                          ---------------
       LODGING - 2.3%
       Host Hotels & Resorts, Inc. (REIT)...      792,900      13,511,016
       LaSalle Hotel Properties (REIT)(a)...      151,900       4,845,610
       Starwood Hotels & Resorts Worldwide,
         Inc................................       76,452       3,366,181

   --------------------------------------------------------------------------
   SECURITY                                     SHARES/PAR        VALUE
   DESCRIPTION                                    AMOUNT         (NOTE 2)
   --------------------------------------------------------------------------

   LODGING - CONTINUED
   Strategic Hotel Capital, Inc.
     (REIT)(a)................................        89,200 $     1,492,316
   Sunstone Hotel Investors, Inc.
     (REIT)...................................       319,500       5,843,655
                                                             ---------------
                                                                  29,058,778
                                                             ---------------
   OFFICE - 19.7%
   Alexandria Real Estate Equities, Inc.
     (REIT)(a)................................       503,700      51,211,179
   BioMed Realty Trust, Inc. (REIT)...........       621,900      14,409,423
   Boston Properties, Inc. (REIT).............       453,700      41,654,197
   Brookfield Asset Management, Inc. -
     Class A..................................     1,710,000      60,995,700
   Brookfield Properties Corp.................     1,598,000      30,761,500
   Corporate Office Properties Trust
     (REIT)(a)................................       571,900      18,014,850
   SL Green Realty Corp. (REIT)...............       353,860      33,071,756
                                                             ---------------
                                                                 250,118,605
                                                             ---------------
   REGIONAL MALLS - 12.1%
   Acadia Realty Trust (REIT)(a)..............       685,400      17,553,094
   Federal Realty Investment Trust
     (REIT)(a)................................       435,949      35,813,210
   Macerich Co. (The) (REIT)..................       332,800      23,648,768
   Simon Property Group, Inc. (REIT)..........       337,900      29,349,994
   Taubman Centers, Inc. (REIT)...............       969,100      47,670,029
                                                             ---------------
                                                                 154,035,095
                                                             ---------------
   Total Common Stocks
   (Cost $1,331,231,288)                                       1,213,821,424
                                                             ---------------
   SHORT-TERM INVESTMENTS - 14.2%
   State Street Bank & Trust Co.,
     Repurchase Agreement, dated
     12/31/07 at 2.600% to be
     repurchased at $48,521,008 on
     01/02/08 collateralized by
     $47,980,000 FHLB 4.375% due
     09/17/10 with a value of
     $49,486,044.............................. $  48,514,000      48,514,000
   State Street Navigator Securities Lending
     Prime Portfolio(b).......................   131,006,469     131,006,469
                                                             ---------------
   Total Short-Term Investments
   (Cost $179,520,469)                                           179,520,469
                                                             ---------------

   TOTAL INVESTMENTS - 109.8%
   (Cost $1,510,751,757)                                       1,393,341,893

   Other Assets and Liabilities (net) - (9.8)%                  (123,854,747)
                                                             ---------------

   TOTAL NET ASSETS - 100.0%                                 $ 1,269,487,146
                                                             ===============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
NEUBERGER BERMAN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)



PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.
(c) Security is valued in good faith at fair value by or under the direction of the Board of Directors.
FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

NEUBERGER BERMAN REAL ESTATE PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                           $1,213,821,424
   Repurchase Agreement                                                          48,514,000
   Cash                                                                                 247
   Collateral for securities on loan                                            131,006,469
   Receivable for Trust shares sold                                               1,696,441
   Dividends receivable                                                           8,653,608
   Interest receivable                                                                3,504
                                                                             --------------
      Total assets                                                            1,403,695,693
                                                                             --------------
LIABILITIES
   Payables for:
      Investments purchased                                                       1,615,403
      Trust shares redeemed                                                         604,903
      Distribution and services fees--Class B                                       104,650
      Distribution and services fees--Class E                                         9,371
      Collateral for securities on loan                                         131,006,469
      Investment advisory fee (Note 3)                                              674,456
      Administration fee                                                              6,654
      Custodian and accounting fees                                                  69,144
   Accrued expenses                                                                 117,497
                                                                             --------------
      Total liabilities                                                         134,208,547
                                                                             --------------
NET ASSETS                                                                   $1,269,487,146
                                                                             ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                           $1,265,166,501
   Accumulated net realized gain                                                101,121,576
   Unrealized depreciation on investments                                      (117,409,864)
   Undistributed net investment income                                           20,608,933
                                                                             --------------
      Total                                                                  $1,269,487,146
                                                                             ==============
NET ASSETS
   Class A                                                                   $  711,933,026
                                                                             ==============
   Class B                                                                      484,837,034
                                                                             ==============
   Class E                                                                       72,717,086
                                                                             ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                       50,556,454
                                                                             ==============
   Class B                                                                       34,595,270
                                                                             ==============
   Class E                                                                        5,179,996
                                                                             ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                   $        14.08
                                                                             ==============
   Class B                                                                            14.01
                                                                             ==============
   Class E                                                                            14.04
                                                                             ==============

--------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements and Securities Lending $1,331,231,288

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

NEUBERGER BERMAN REAL ESTATE PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $  27,235,983
   Interest (2)                                                               1,915,724
                                                                          -------------
       Total investment income                                               29,151,707
                                                                          -------------
EXPENSES:
   Investment advisory fee (Note 3)                                           8,580,974
   Administration fees                                                           94,708
   Custody and accounting fees                                                   81,751
   Distribution fee--Class B                                                  1,479,171
   Distribution fee--Class E                                                    157,832
   Transfer agent fees                                                           20,330
   Audit                                                                         29,333
   Legal                                                                         21,854
   Trustee fees and expenses                                                     12,960
   Shareholder reporting                                                        262,736
   Insurance                                                                     15,406
   Other                                                                          8,764
                                                                          -------------
       Total expenses                                                        10,765,819
       Less broker commission recapture                                        (444,830)
                                                                          -------------
   Net expenses                                                              10,320,989
                                                                          -------------
   Net investment income                                                     18,830,718
                                                                          -------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on:
       Investments                                                          102,576,237
                                                                          -------------
   Net realized gain on investments                                         102,576,237
                                                                          -------------
   Net change in unrealized depreciation on:
       Investments                                                         (344,941,978)
                                                                          -------------
   Net change in unrealized depreciation on investments                    (344,941,978)
                                                                          -------------
   Net realized and change in unrealized loss on investments               (242,365,741)
                                                                          -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $(223,535,023)
                                                                          =============

----------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $     277,982
(2)Interest income includes securities lending income of:                       403,935

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007


NEUBERGER BERMAN REAL ESTATE PORTFOLIO
                                                                           Year Ended      Year Ended
                                                                          December 31,    December 31,
                                                                              2007            2006
                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   18,830,718  $   14,976,766
   Net realized gain on investments                                         102,576,237     119,171,000
   Net change in unrealized appreciation (depreciation) on investments     (344,941,978)    167,340,570
                                                                         --------------  --------------
   Net increase (decrease) in net assets resulting from operations         (223,535,023)    301,488,336
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (6,686,775)     (3,003,924)
     Class B                                                                 (5,558,981)     (4,375,268)
     Class E                                                                 (1,163,894)       (830,399)
   From net realized gains
     Class A                                                                (53,582,923)    (14,269,723)
     Class B                                                                (53,757,599)    (23,475,259)
     Class E                                                                (10,322,196)     (4,196,589)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                 (131,072,368)    (50,151,162)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                374,197,077     377,334,044
     Class B                                                                175,690,205     208,985,370
     Class E                                                                 34,222,457      49,222,003
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 60,269,698      17,273,647
     Class B                                                                 59,316,580      27,850,527
     Class E                                                                 11,486,090       5,026,988
   Cost of shares repurchased
     Class A                                                               (175,912,324)    (84,613,376)
     Class B                                                               (220,710,953)    (47,011,738)
     Class E                                                                (64,538,138)     (7,221,172)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions               254,020,692     546,846,293
                                                                         --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (100,586,699)    798,183,467
   Net assets at beginning of period                                      1,370,073,845     571,890,378
                                                                         --------------  --------------
   Net assets at end of period                                           $1,269,487,146  $1,370,073,845
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $   20,608,933  $   15,964,760
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                          CLASS A
NEUBERGER BERMAN REAL ESTATE PORTFOLIO                  ----------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                        ----------------------------------------
                                                           2007        2006       2005     2004(B)
                                                        -------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD................... $ 18.13     $14.15     $12.47     $10.00
                                                        -------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income..................................    0.22 (a)   0.28 (a)   0.30 (a)   0.55 (a)
Net Realized/Unrealized Gain (Loss) on Investments.....   (2.59)      4.81       1.40       2.42
                                                        -------     ------     ------     ------
Total from Investment Operations.......................   (2.37)      5.09       1.70       2.97
                                                        -------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income...................   (0.19)     (0.19)        --      (0.22)
Distributions from Net Realized Capital Gains..........   (1.49)     (0.92)     (0.02)     (0.28)
                                                        -------     ------     ------     ------
Total Distributions....................................   (1.68)     (1.11)     (0.02)     (0.50)
                                                        -------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD......................... $ 14.08     $18.13     $14.15     $12.47
                                                        =======     ======     ======     ======
TOTAL RETURN                                             (14.79)%    37.90%     13.61%     29.73%
Ratio of Expenses to Average Net Assets................    0.62 %     0.66%      0.69%      0.84%*
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates............................    0.65 %     0.70%      0.70%      0.84%*
Ratio of Net Investment Income to Average Net Assets...    1.35 %     1.74%      2.27%      6.76%*
Portfolio Turnover Rate................................   110.0 %     73.0%      13.5%      52.3%
Net Assets, End of Period (in millions)................ $ 711.9     $627.5     $204.1     $ 77.1

                                                                          CLASS B
                                                        ----------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                        ----------------------------------------
                                                           2007        2006       2005     2004(B)
                                                        -------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD................... $ 18.06     $14.11     $12.47     $10.00
                                                        -------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income..................................    0.21 (a)   0.23 (a)   0.26 (a)   0.26 (a)
Net Realized/Unrealized Gain (Loss) on Investments.....   (2.62)      4.81       1.40       2.69
                                                        -------     ------     ------     ------
Total from Investment Operations.......................   (2.41)      5.04       1.66       2.95
                                                        -------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income...................   (0.15)     (0.17)        --      (0.20)
Distributions from Net Realized Capital Gains..........   (1.49)     (0.92)     (0.02)     (0.28)
                                                        -------     ------     ------     ------
Total Distributions....................................   (1.64)     (1.09)     (0.02)     (0.48)
                                                        -------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD......................... $ 14.01     $18.06     $14.11     $12.47
                                                        =======     ======     ======     ======
TOTAL RETURN                                             (15.01)%    37.58%     13.29%     29.55%
Ratio of Expenses to Average Net Assets................    0.87 %     0.92%      0.94%      0.98%*
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates............................    0.90 %     0.95%      0.95%      0.98%*
Ratio of Net Investment Income to Average Net Assets...    1.30 %     1.43%      2.00%      3.45%*
Portfolio Turnover Rate................................   110.0 %     73.0%      13.5%      52.3%
Net Assets, End of Period (in millions)................ $ 484.8     $623.4     $316.4     $167.2

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2004.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                           CLASS E
NEUBERGER BERMAN REAL ESTATE PORTFOLIO                                   ----------------------------------------
                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                                         ----------------------------------------
                                                                            2007        2006       2005     2004(B)
                                                                         -------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 18.08     $14.13     $12.47     $10.00
                                                                         -------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................    0.26 (a)   0.25 (a)   0.28 (a)   0.33 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................   (2.64)      4.80       1.40       2.64
                                                                         -------     ------     ------     ------
Total from Investment Operations........................................   (2.38)      5.05       1.68       2.97
                                                                         -------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................   (0.17)     (0.18)        --      (0.22)
Distributions from Net Realized Capital Gains...........................   (1.49)     (0.92)     (0.02)     (0.28)
                                                                         -------     ------     ------     ------
Total Distributions.....................................................   (1.66)     (1.10)     (0.02)     (0.50)
                                                                         -------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 14.04     $18.08     $14.13     $12.47
                                                                         =======     ======     ======     ======
TOTAL RETURN                                                              (14.86)%    37.62%     13.45%     29.69%
Ratio of Expenses to Average Net Assets.................................    0.76 %     0.82%      0.84%      0.91%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates    0.80 %     0.85%      0.84%      0.91%*
Ratio of Net Investment Income to Average Net Assets....................    1.54 %     1.55%      2.14%      4.19%*
Portfolio Turnover Rate.................................................   110.0 %     73.0%      13.5%      52.3%
Net Assets, End of Period (in millions)................................. $  72.7     $119.2     $ 51.3     $ 20.9

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2004.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Neuberger Berman Real Estate Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Neuberger Berman Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                        Management Fees
                                       earned by Manager
                                       for the year ended
Portfolio                              December 31, 2007  % per annum   Average Daily Net Assets
---------                              ------------------ ----------- ----------------------------

Neuberger Berman Real Estate Portfolio     $8,580,974        0.70%    First $200 Million

                                                             0.65%    $200 Million to $750 Million

                                                             0.55%    Over $750 Million

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ----------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Neuberger Berman Real Estate Portfolio  0.90%   1.15%   1.05%

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

During the year ended December 31, 2007 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

    Portfolio                              Affiliate             Commission
    ---------                              ---------             ----------

    Neuberger Berman Real Estate Portfolio Lehman Brothers, Inc.  $626,916

    Neuberger Berman Real Estate Portfolio Neuberger Berman LLC   $  2,438

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                             Shares Issued              Net Increase
                                                                Through                  (Decrease)
                                       Beginning    Shares     Dividend      Shares      in Shares     Ending
                                        Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
-                                      ---------- ---------- ------------- -----------  ------------ ----------

Neuberger Berman Real Estate Portfolio

 Class A

 12/31/2007                            34,618,782 23,336,019   3,495,922   (10,894,269)  15,937,672  50,556,454

 12/31/2006                            14,430,021 24,423,136   1,179,894    (5,414,269)  20,188,761  34,618,782

 Class B

 12/31/2007                            34,517,272 10,542,912   3,452,653   (13,917,567)      77,998  34,595,270

 12/31/2006                            22,419,627 13,082,413   1,906,265    (2,891,033)  12,097,645  34,517,272

 Class E

 12/31/2007                             6,591,029  2,017,396     667,796    (4,096,225)  (1,411,033)  5,179,996

 12/31/2006                             3,634,437  3,058,397     343,843      (445,648)   2,956,592   6,591,029

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

Neuberger Berman Real Estate Portfolio       $--       $1,642,486,359       $--       $1,494,924,115

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                          Federal        Gross         Gross
                                         Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                   Cost      Appreciation (Depreciation) (Depreciation)
---------                              -------------- ------------ -------------- --------------

Neuberger Berman Real Estate Portfolio $1,517,406,954 $45,578,207  $(169,643,268) $(124,065,061)

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                      Value of    Value of
                                         Value of       Cash      Non-Cash      Total
                                        Securities   Collateral  Collateral*  Collateral
                                       ------------ ------------ ----------- ------------

Neuberger Berman Real Estate Portfolio $190,242,944 $131,006,469 $63,418,252 $194,424,721

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                           Ordinary Income     Long-Term Capital Gain           Total
                                       ----------------------- ----------------------- ------------------------
                                          2007        2006        2007        2006         2007        2006
                                       ----------- ----------- ----------- ----------- ------------ -----------

Neuberger Berman Real Estate Portfolio $63,893,215 $36,643,847 $67,179,153 $13,507,315 $131,072,368 $50,151,162

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

7. DISTRIBUTIONS TO SHAREHOLDERS (CONTINUED)


As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed
                                         Ordinary      Long-Term   Net Unrealized Loss Carryforwards
                                          Income         Gain      (Depreciation)   and Deferrals      Total
                                       ------------- ------------- -------------- ------------------ ----------

Neuberger Berman Real Estate Portfolio  $20,609,465  $107,776,773  $(124,065,060)        $--         $4,321,178

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Neuberger Berman Real Estate Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 1, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neuberger Berman Real Estate Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 1, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Neuberger Berman Management, Inc. (the "Neuberger Adviser") for investment advisory services in connection with the investment management for the Neuberger Berman Real Estate Portfolio ("Neuberger Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the Neuberger Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Neuberger Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Neuberger Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one- and three-year and since inception periods ending July 31, 2007 of the Neuberger Portfolio within its performance universe. The Board took into account that the Neuberger Portfolio ranked above the median of its performance universe for both of the since inception and three-year periods and below the median for the one-year period. The Board noted that the Neuberger Portfolio ranked above the Lipper index for the three-year and since inception periods and below the Lipper index for the one-year period. The Board considered the analysis provided in the B-M Report demonstrating that the Portfolio ranked above the NAREIT Equity REIT benchmark return for the three-year period and below the NAREIT Equity REIT benchmark for the one-year period. The Board also noted the turbulence in the REIT market and remains confident that over the longer term performance should improve. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that the Neuberger Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among the data considered with respect to the Neuberger Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Neuberger Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the Neuberger Portfolio's actual management fees were below the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Neuberger Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Neuberger Portfolio's contractual management fees were below the normalized median of the expense group at the Neuberger Portfolio's current size. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Neuberger Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Neuberger Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Neuberger Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Neuberger Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Neuberger Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Neuberger Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Neuberger Adviser's ability to perform under its Advisory Agreement. These factors included: the Neuberger Adviser's financial condition; the Neuberger Adviser's current level of staffing and its overall resources, as well as its compensation program; the Neuberger Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Neuberger Adviser's management style and long-term performance record with respect to the Neuberger Portfolio; and the Neuberger Portfolio's performance record. With respect to the Neuberger Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Neuberger Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Neuberger Portfolio's performance for the one- and three-year and since inception periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Neuberger Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Neuberger Adviser's investment process and philosophy. The Board considered that the Neuberger Adviser's responsibilities include the development and maintenance of an investment program for the Neuberger Portfolio which is consistent with the Neuberger Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Neuberger Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Neuberger Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Neuberger Adviser's estimated profitability from its relationship with the Neuberger Portfolio as described below and possible economies of scale. With respect to the Neuberger Portfolio, the Board received no information enabling it to compare the subadvisory fees paid to fees charged by the Neuberger Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. The Board noted, however, that the Neuberger Adviser does not manage any other separately managed accounts and/or institutional accounts that are comparable to the Neuberger Portfolio. With respect to potential economies of scale in the Adviser's management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Neuberger Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Neuberger Adviser of its relationship with the Neuberger Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received fund specific data with regard to the profitability of the Neuberger Portfolio. The Board analyzed the reasonableness of the profitability of the Neuberger Adviser and found no indication of excessive profitability However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Neuberger Adviser and its affiliates by virtue of the Neuberger Adviser's relationship to the Neuberger Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Neuberger Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Neuberger Adviser, the Board determined approval of the Advisory Agreement for the Neuberger Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Neuberger Portfolio.

                          MET INVESTORS SERIES TRUST


                              Oppenheimer Capital
                            Appreciation Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO          FOR THE YEAR ENDED 12/31/07
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

For the year ended December 31, 2007, the Portfolio had a total return of 14.45%, 14.29% and 14.48%, respectively or Class A, B and E Shares, outperforming the S&P 500(R) Index/1/ which had a return of 5.49% and the Russell 1000(R) Growth Index/2/.

PORTFOLIO REVIEW

A greater allocation to financials and consumer discretionary stocks, most notably during the second half of the reporting period, detracted from results. While stock prices were generally supported by a growing global economy, mounting difficulties surrounding the sub-prime lending markets resulted in an especially volatile investment environment.

Among the Portfolio's best relative performing sectors were materials, information technology and health care areas. Materials stocks posted solid gains for the Portfolio, where the bulk of the sector's gains stemmed from our holdings in Monsanto Co., an agricultural company that helps farmers grow more crops by applying biotechnology and genomics to seeds and herbicides. We are optimistic with regard to Monsanto's plans to launch a new line of drought-tolerant corn seeds, which should yield the same amount of crops, using less water. Praxair, Inc., an industrial gases company with worldwide sales, also contributed positively to the Portfolio's performance. We like this company due to the management's ability to generate positive returns over a consistent number of cycles.

A number of information technology stocks also aided performance, an area that may have been overlooked by investors in their rush to commodities stocks during the reporting period. Top contributors for the Portfolio included Research in Motion, Ltd. (RIM), whose primary product line includes the popular Blackberry(R) used by thousands of individuals and corporations around the world. We believe that RIM offers a differentiated product over its competitors because of its extensive network operating system. Google, Inc. also fared especially well due its ability to lock in a lion's share of Internet advertising. Other positive contributors were Apple, Inc., which benefited from its core Mac computer business, robust sales from its iPod portable players, its iTunes online store, and most recently, its iPhone. EMC Corp., a developer and provider of information infrastructure technology and solutions, also gained value from its virtual infrastructure software division.

Within the health care sector, some of the Portfolio's better performance stemmed from Medco Health Solutions, Inc., a pharmacy benefit management company (PBM) that benefited from the growing wave of online generic drug sales. We also fared well with Covance, Inc., a contract research organization
(CRO) that gained value due to a trend of outsourced drug trials.

On the other hand, the Portfolio received disappointing results from its industrials stocks. Virtually all of the Portfolio's industrials losses can be traced to (The) Corporate Executive Board Co. (CEB), an information provider to large corporations and nonprofit organizations that experienced some sales problems. The Portfolio's lack of exposure to utilities companies, which do not fit its growth investment discipline, also modestly hindered returns.

CURRENT OUTLOOK / STRATEGY

As of the end of the reporting period, we have continued to adhere to our bottom-up investment approach where we favor companies with a wind at their back that we believe have the ability to boost their share prices over the next three-to-five year period.

MARC BAYLIN, CFA; Vice President and Portfolio Manager
OPPENHEIMERFUNDS, INC.

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Google, Inc.--Class A             4.04%
                   ------------------------------------------
                   Apple, Inc.                       3.18%
                   ------------------------------------------
                   Cisco Systems, Inc.               3.11%
                   ------------------------------------------
                   Monsanto Co.                      3.03%
                   ------------------------------------------
                   Schlumberger, Ltd.                2.36%
                   ------------------------------------------
                   Research In Motion, Ltd.          2.29%
                   ------------------------------------------
                   CME Group, Inc.                   2.07%
                   ------------------------------------------
                   Las Vegas Sands Corp.             1.97%
                   ------------------------------------------
                   Costco Wholesale Corp.            1.88%
                   ------------------------------------------
                   Goldman Sachs Group, Inc. (The)   1.86%
                   ------------------------------------------

--------
/1/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Russell 1000(R) Growth Index is an unmanaged index which measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO          FOR THE YEAR ENDED 12/31/07
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Communications                  20.1%
Non-Cyclical                    18.8%
Technology                      18.1%
Financials                      11.8%
Cyclical                         8.9%
Industrials                      8.6%
Energy                           8.3%
Basic Materials                  5.4%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO          FOR THE YEAR ENDED 12/31/07
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

             OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO MANAGED BY
                OPPENHEIMERFUNDS, INC. VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                    Fund      S&P 500
                  --------   ---------
     2/12/2001    $10,000     $10,000
    12/31/2001      8,573       8,509
    12/31/2002      6,453       6,628
    12/31/2003      8,294       8,531
    12/31/2004      8,825       9,458
    12/31/2005      9,241       9,923
    12/31/2006      9,944      11,491
    12/31/2007     11,365      12,122



    -----------------------------------------------------
                            Average Annual Return/2/
                         (for the year ended 12/31/07)
    -----------------------------------------------------
                                                Since
                        1 Year 3 Year 5 Year Inception/3/
    -----------------------------------------------------
    Oppenheimer Capital
    Appreciation
    Portfolio--Class A  14.45%  9.01% 12.22%     5.06%
--  Class B             14.29%  8.80% 11.99%     1.88%
    Class E             14.48%    --     --     12.08%
    -----------------------------------------------------
- - S&P 500(R) Index/1/  5.49%  8.62% 12.83%     2.82%
    -----------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 5/1/05. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,047.40        $3.25
  Hypothetical (5% return before expenses)     1,000.00      1,022.03         3.21
------------------------------------------  ------------- ------------- ---------------
  Class B
  Actual                                      $1,000.00     $1,046.70        $4.69
  Hypothetical (5% return before expenses)     1,000.00      1,020.62         4.63
------------------------------------------  ------------- ------------- ---------------
  Class E
  Actual                                      $1,000.00     $1,047.50        $4.28
  Hypothetical (5% return before expenses)     1,000.00      1,021.02         4.23
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.63%, 0.91%, and 0.83% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 98.7%
       AEROSPACE & DEFENSE - 4.6%
       General Dynamics Corp..................     101,490 $   9,031,595
       Lockheed Martin Corp...................      46,980     4,945,115
       Precision Castparts Corp...............      39,920     5,536,904
       United Technologies Corp...............     158,170    12,106,332
                                                           -------------
                                                              31,619,946
                                                           -------------
       AIRLINES - 0.4%
       Ryanair Holdings Plc (ADR)*(a).........      63,000     2,484,720
                                                           -------------
       BIOTECHNOLOGY - 1.8%
       Celgene Corp.*.........................     106,780     4,934,304
       Gilead Sciences, Inc.*.................     166,920     7,679,989
                                                           -------------
                                                              12,614,293
                                                           -------------
       CAPITAL MARKETS - 7.0%
       Charles Schwab Corp. (The).............     249,130     6,365,272
       Fortress Investment Group LLC -
         Class A(a)...........................     303,660     4,731,023
       Franklin Resources, Inc................      42,810     4,898,748
       Goldman Sachs Group, Inc. (The)........      59,130    12,715,906
       Northern Trust Corp....................      72,410     5,545,158
       Och-Ziff Capital Management Group LLC -
         Class A*(a)..........................     139,560     3,667,637
       UBS AG.................................     206,937     9,601,975
                                                           -------------
                                                              47,525,719
                                                           -------------
       CHEMICALS - 4.8%
       Monsanto Co............................     185,320    20,698,391
       Praxair, Inc...........................     136,040    12,068,108
                                                           -------------
                                                              32,766,499
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 1.0%
       Corporate Executive Board Co.(a).......      76,740     4,612,074
       Robert Half International, Inc.........      80,370     2,173,205
                                                           -------------
                                                               6,785,279
                                                           -------------
       COMMUNICATIONS EQUIPMENT - 9.0%
       Cisco Systems, Inc.*...................     784,760    21,243,453
       Corning, Inc...........................     509,950    12,233,701
       F5 Networks, Inc.*.....................     111,800     3,188,536
       QUALCOMM, Inc..........................     235,760     9,277,156
       Research In Motion, Ltd.*..............     138,040    15,653,736
                                                           -------------
                                                              61,596,582
                                                           -------------
       COMPUTERS & PERIPHERALS - 6.4%
       Apple, Inc.*...........................     109,910    21,770,973
       EMC Corp.*.............................     547,030    10,136,466
       Hewlett-Packard Co.....................     158,100     7,980,888
       Network Appliance, Inc.*...............     168,470     4,205,011
                                                           -------------
                                                              44,093,338
                                                           -------------
       CONSTRUCTION & ENGINEERING - 0.5%
       Foster Wheeler, Ltd.*..................       9,900     1,534,698
       Shaw Group, Inc. (The)*................      27,360     1,653,638
                                                           -------------
                                                               3,188,336
                                                           -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        CONSUMER FINANCE - 0.4%
        American Express Co...................      51,540 $   2,681,111
                                                           -------------
        DIVERSIFIED FINANCIAL SERVICES - 2.1%
        CME Group, Inc........................      20,620    14,145,320
                                                           -------------
        ELECTRICAL EQUIPMENT & SERVICES - 1.4%
        ABB, Ltd..............................     325,602     9,379,867
                                                           -------------
        ENERGY EQUIPMENT & SERVICES - 3.8%
        Schlumberger, Ltd.....................     164,410    16,173,012
        Smith International, Inc..............     130,910     9,667,703
                                                           -------------
                                                              25,840,715
                                                           -------------
        FOOD & STAPLES RETAILING - 2.7%
        Costco Wholesale Corp.................     184,140    12,845,606
        Sysco Corp............................     176,700     5,514,807
                                                           -------------
                                                              18,360,413
                                                           -------------
        FOOD PRODUCTS - 3.1%
        Cadbury Schweppes Plc.................     802,010     9,967,270
        Nestle S.A............................      24,737    11,325,327
                                                           -------------
                                                              21,292,597
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
        C.R. Bard, Inc........................      38,100     3,611,880
        St. Jude Medical, Inc.*...............     114,270     4,643,933
                                                           -------------
                                                               8,255,813
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 3.5%
        Express Scripts, Inc.*................      57,250     4,179,250
        Henry Schein, Inc.*...................      92,570     5,683,798
        Medco Health Solutions, Inc.*.........      50,250     5,095,350
        WellPoint, Inc.*......................     103,780     9,104,619
                                                           -------------
                                                              24,063,017
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 2.0%
        Las Vegas Sands Corp.*(a).............     130,700    13,468,635
                                                           -------------
        HOUSEHOLD PRODUCTS - 1.1%
        Reckitt Benckiser Group Plc...........     131,800     7,590,989
                                                           -------------
        INDUSTRIAL CONGLOMERATES - 0.7%
        McDermott International, Inc.*........      83,420     4,924,283
                                                           -------------
        INSURANCE - 1.4%
        Prudential Financial, Inc.............     100,690     9,368,198
                                                           -------------
        INTERNET & CATALOG RETAIL - 0.6%
        Amazon.com, Inc.*.....................      42,190     3,908,482
                                                           -------------
        INTERNET SOFTWARE & SERVICES - 5.4%
        eBay, Inc.*...........................     285,130     9,463,465
        Google, Inc. - Class A*...............      39,930    27,610,796
                                                           -------------
                                                              37,074,261
                                                           -------------
        IT SERVICES - 2.3%
        Affiliated Computer Services, Inc. -
          Class A*............................     209,660     9,455,666
        Cognizant Technology Solutions Corp. -
          Class A*............................     191,600     6,502,904
                                                           -------------
                                                              15,958,570
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

         ----------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                           SHARES      (NOTE 2)
         ----------------------------------------------------------------

         LIFE SCIENCES TOOLS & SERVICES - 1.9%
         Covance, Inc.*.....................      49,180 $   4,259,972
         Thermo Fisher Scientific, Inc.*....     156,420     9,022,305
                                                         -------------
                                                            13,282,277
                                                         -------------
         MEDIA - 2.1%
         Focus Media Holding, Ltd. (ADR)*(a)      55,600     3,158,636
         Liberty Global, Inc.*(a)...........     158,130     6,197,115
         XM Satellite Radio Holdings, Inc. -
           Class A*(a)......................     401,360     4,912,646
                                                         -------------
                                                            14,268,397
                                                         -------------
         METALS & MINING - 0.5%
         Allegheny Technologies, Inc........      38,940     3,364,416
                                                         -------------
         MULTILINE RETAIL - 1.0%
         J.C. Penney Co., Inc...............     160,290     7,051,157
                                                         -------------
         OIL, GAS & CONSUMABLE FUELS - 4.4%
         Occidental Petroleum Corp..........     155,820    11,996,582
         Range Resources Corp...............     173,210     8,896,066
         XTO Energy, Inc....................     179,548     9,221,559
                                                         -------------
                                                            30,114,207
                                                         -------------
         PHARMACEUTICALS - 5.3%
         Abbott Laboratories................     131,120     7,362,388
         Allergan, Inc......................      63,360     4,070,246
         Merck & Co., Inc...................     125,410     7,287,575
         Roche Holdings AG..................      70,255    12,091,373
         Shire Plc..........................     250,500     5,737,640
                                                         -------------
                                                            36,549,222
                                                         -------------
         REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.9%
         CB Richard Ellis Group, Inc. -
           Class A*(a)......................     204,210     4,400,725
         Jones Lang LaSalle, Inc............      22,480     1,599,677
                                                         -------------
                                                             6,000,402
                                                         -------------
         SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
         ASML Holding N.V. (ADR)*(a)........     177,522     5,554,663
         Broadcom Corp. - Class A*(a).......     284,970     7,449,116
         Microchip Technology, Inc.(a)......     127,980     4,021,132
                                                         -------------
                                                            17,024,911
                                                         -------------
         SOFTWARE - 5.4%
         Adobe Systems, Inc.*...............     192,030     8,205,442
         Amdocs, Ltd.*......................     213,390     7,355,553
         Autodesk, Inc.*....................     167,900     8,354,704
         Microsoft Corp.....................     244,250     8,695,300
         Salesforce.com, Inc.*(a)...........      73,290     4,594,550
                                                         -------------
                                                            37,205,549
                                                         -------------

         SPECIALTY RETAIL - 1.5%
         Abercrombie & Fitch Co. - Class A..      71,300     5,701,861
         Tiffany & Co.......................      99,190     4,565,716
                                                         -------------
                                                            10,267,577
                                                         -------------

     ---------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     TEXTILES, APPAREL & LUXURY GOODS - 1.4%
     Polo Ralph Lauren Corp...................      151,960 $   9,389,608
                                                            -------------
     TRADING COMPANIES & DISTRIBUTORS - 0.7%
     Fastenal Co.(a)..........................      121,960     4,929,623
                                                            -------------
     WIRELESS TELECOMMUNICATION SERVICES - 3.9%
     America Movil S.A.B. de C.V. (ADR).......      148,000     9,085,720
     Crown Castle International Corp.*(a).....      255,590    10,632,544
     NII Holdings, Inc.*(a)...................      148,780     7,189,050
                                                            -------------
                                                               26,907,314
                                                            -------------
     Total Common Stocks
     (Cost $577,222,116)                                      675,341,643
                                                            -------------

     SHORT-TERM INVESTMENT - 7.1%
     State Street Navigator Securities Lending
       Prime Portfolio(b)
       (Cost - $48,265,316)................... $ 48,265,316    48,265,316
                                                            -------------

     TOTAL INVESTMENTS - 105.8%
     (Cost $625,487,432)                                      723,606,959
                                                            -------------

     Other Assets and Liabilities (net) - (5.8)%              (39,444,395)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 684,162,564
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.
ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                  $675,341,643
   Collateral for securities on loan                                  48,265,316
   Receivable for investments sold                                    15,056,550
   Receivable for Trust shares sold                                      310,899
   Dividends receivable                                                  318,685
   Unrealized appreciation on forward currency contracts (Note 8)          1,859
                                                                    ------------
      Total assets                                                   739,294,952
                                                                    ------------
LIABILITIES
   Due to bank                                                           223,054
   Payables for:
      Investments purchased                                            5,346,596
      Trust shares redeemed                                              585,615
      Distribution and services fees--Class B                            118,903
      Distribution and services fees--Class E                                769
      Collateral for securities on loan                               48,265,316
      Investment advisory fee (Note 3)                                   353,776
      Administration fee                                                   3,694
      Custodian and accounting fees                                      130,026
   Accrued expenses                                                      104,639
                                                                    ------------
      Total liabilities                                               55,132,388
                                                                    ------------
NET ASSETS                                                          $684,162,564
                                                                    ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                  $436,440,392
   Accumulated net realized gain                                     138,624,263
   Unrealized appreciation on investments and foreign currency        98,130,834
   Undistributed net investment income                                10,967,075
                                                                    ------------
      Total                                                         $684,162,564
                                                                    ============
NET ASSETS
   Class A                                                          $124,662,115
                                                                    ============
   Class B                                                           553,273,045
                                                                    ============
   Class E                                                             6,227,404
                                                                    ============
CAPITAL SHARES OUTSTANDING
   Class A                                                            12,539,417
                                                                    ============
   Class B                                                            56,112,903
                                                                    ============
   Class E                                                               627,281
                                                                    ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                          $       9.94
                                                                    ============
   Class B                                                                  9.86
                                                                    ============
   Class E                                                                  9.93
                                                                    ============

--------------------------------------------------------------------------------
* Investments at cost, excluding Securities Lending                 $577,222,116

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $  8,156,022
   Interest (2)                                                                935,702
                                                                          ------------
       Total investment income                                               9,091,724
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          5,633,745
   Administration fees                                                          67,100
   Custody and accounting fees                                                 134,361
   Distribution fee--Class B                                                 1,373,845
   Distribution fee--Class E                                                     5,671
   Transfer agent fees                                                          18,171
   Audit                                                                        29,338
   Legal                                                                        20,228
   Trustee fees and expenses                                                    16,137
   Shareholder reporting                                                       212,551
   Insurance                                                                    12,789
   Other                                                                         7,300
                                                                          ------------
       Total expenses                                                        7,531,236
                                                                          ------------
   Net investment income                                                     1,560,488
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                         162,503,861
       Futures contracts                                                    (8,325,685)
       Foreign currency                                                        (46,208)
                                                                          ------------
   Net realized gain on investments, futures contracts and foreign
       currency                                                            154,131,968
                                                                          ------------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                         (30,598,873)
       Foreign currency                                                          1,200
                                                                          ------------
   Net change in unrealized depreciation on investments and foreign
       currency                                                            (30,597,673)
                                                                          ------------
   Net realized and change in unrealized gain on investments, futures
       contracts and foreign currency                                      123,534,295
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $125,094,783
                                                                          ============

---------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $    223,599
(2)Interest income includes securities lending income of:                      292,665

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO
                                                                           Year Ended      Year Ended
                                                                          December 31,    December 31,
                                                                              2007            2006
                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    1,560,488  $      889,964
   Net realized gain on investments, futures contracts and foreign
       currency                                                             154,131,968      66,520,504
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                     (30,597,673)     21,838,339
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                     125,094,783      89,248,807
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                   (795,251)     (2,452,789)
     Class B                                                                         --        (430,203)
     Class E                                                                     (1,393)         (5,722)
   From net realized gains
     Class A                                                                (35,526,271)     (5,591,128)
     Class B                                                                (33,915,743)     (3,832,768)
     Class E                                                                   (192,506)        (13,989)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                  (70,431,164)    (12,326,599)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                172,564,275     186,305,855
     Class B                                                                 80,859,268      56,420,742
     Class E                                                                  5,518,297       2,225,834
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 36,321,522       8,043,917
     Class B                                                                 33,915,743       4,262,971
     Class E                                                                    193,899          19,711
   Cost of shares repurchased
     Class A                                                               (606,451,417)   (396,094,179)
     Class B                                                               (134,497,004)    (61,013,326)
     Class E                                                                 (2,151,217)       (734,339)
                                                                         --------------  --------------
   Net decrease in net assets from capital share transactions              (413,726,634)   (200,562,814)
                                                                         --------------  --------------
TOTAL DECREASE IN NET ASSETS                                               (359,063,015)   (123,640,606)
   Net assets at beginning of period                                      1,043,225,579   1,166,866,185
                                                                         --------------  --------------
   Net assets at end of period                                           $  684,162,564  $1,043,225,579
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $   10,967,075  $      796,649
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                          CLASS A
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO         --------------------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                   --------------------------------------------------
                                                      2007       2006       2005       2004       2003
                                                   ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.............. $ 9.27     $ 8.69     $ 8.36     $ 8.33     $ 6.47
                                                   ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.............................   0.03 (a)   0.02 (a)   0.03 (a)   0.07 (a)   0.01 (a)
Net Realized/Unrealized Gain on Investments.......   1.26       0.66       0.39       0.47       1.85
                                                   ------     ------     ------     ------     ------
Total from Investment Operations..................   1.29       0.68       0.42       0.54       1.86
                                                   ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..............  (0.01)     (0.03)     (0.01)     (0.06)        --
Distributions from Net Realized Capital Gains.....  (0.61)     (0.07)     (0.08)     (0.45)        --
                                                   ------     ------     ------     ------     ------
Total Distributions...............................  (0.62)     (0.10)     (0.09)     (0.51)        --
                                                   ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD.................... $ 9.94     $ 9.27     $ 8.69     $ 8.36     $ 8.33
                                                   ======     ======     ======     ======     ======
TOTAL RETURN                                        14.45%      7.81%      4.99%      6.70%     28.75%
Ratio of Expenses to Average Net Assets**.........   0.62%      0.65%      0.69%      0.68%      0.72%
Ratio of Expenses to Average Net Assets After
  Broker Rebates**................................    N/A        N/A        N/A        N/A       0.72%
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates.......................   0.62%      0.65%      0.64%(b)   0.69%(b)   0.75%(b)
Ratio of Net Investment Income to Average Net
  Assets..........................................   0.33%      0.22%      0.42%      0.90%      0.07%
Portfolio Turnover Rate...........................   70.8%      60.7%      72.4%      65.3%      36.6%
Net Assets, End of Period (in millions)........... $124.7     $505.6     $664.2     $298.0     $  0.2

                                                                           CLASS B
                                                   ---------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                      2007        2006       2005       2004       2003
                                                   ------      ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.............. $ 9.20      $ 8.62     $ 8.31     $ 8.29     $ 6.45
                                                   ------      ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)......................   0.00 (a)+  (0.01)(a)   0.01 (a)   0.06 (a)   0.00 (a)+
Net Realized/Unrealized Gain on Investments.......   1.27        0.67       0.38       0.46       1.84
                                                   ------      ------     ------     ------     ------
Total from Investment Operations..................   1.27        0.66       0.39       0.52       1.84
                                                   ------      ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..............     --       (0.01)        --      (0.05)        --
Distributions from Net Realized Capital Gains.....  (0.61)      (0.07)     (0.08)     (0.45)        --
                                                   ------      ------     ------     ------     ------
Total Distributions...............................  (0.61)      (0.08)     (0.08)     (0.50)        --
                                                   ------      ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD.................... $ 9.86      $ 9.20     $ 8.62     $ 8.31     $ 8.29
                                                   ======      ======     ======     ======     ======
TOTAL RETURN                                        14.29%       7.62 %     4.71%      6.40%     28.53 %
Ratio of Expenses to Average Net Assets**.........   0.89%       0.90 %     0.94%      0.95%      0.99 %
Ratio of Expenses to Average Net Assets After
  Broker Rebates**................................    N/A         N/A        N/A        N/A       0.99 %
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates.......................   0.89%       0.90 %     0.89%(b)   0.91%(b)   0.98 %(b)
Ratio of Net Investment Income (Loss) to Average
  Net Assets......................................   0.03%      (0.06)%     0.18%      0.67%     (0.03)%
Portfolio Turnover Rate...........................   70.8%       60.7 %     72.4%      65.3%      36.6 %
Net Assets, End of Period (in millions)........... $553.3      $535.1     $501.8     $634.6     $551.0

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                     CLASS E
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO                               ----------------------------
                                                                               FOR THE YEARS ENDED
                                                                                   DECEMBER 31,
                                                                         ----------------------------
                                                                            2007       2006     2005(B)
                                                                         ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 9.25     $ 8.68     $ 7.97
                                                                         ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.01 (a)   0.00+(a)   0.01 (a)
Net Realized/Unrealized Gain on Investments.............................   1.28       0.67       0.79
                                                                         ------     ------     ------
Total from Investment Operations........................................   1.29       0.67       0.80
                                                                         ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.00)+    (0.03)     (0.01)
Distributions from Net Realized Capital Gains...........................  (0.61)     (0.07)     (0.08)
                                                                         ------     ------     ------
Total Distributions.....................................................  (0.61)     (0.10)     (0.09)
                                                                         ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 9.93     $ 9.25     $ 8.68
                                                                         ======     ======     ======
TOTAL RETURN............................................................  14.48%      7.68%     10.01%
Ratio of Expenses to Average Net Assets.................................   0.80%      0.80%      0.83%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates    N/A       0.80%      0.80%(b)
Ratio of Net Investment Income to Average Net Assets....................   0.13%      0.03%      0.15%
Portfolio Turnover Rate.................................................   70.8%      60.7%      72.4%
Net Assets, End of Period (in millions)................................. $  6.2     $  2.5     $  0.9

+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period. .
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Oppenheimer Capital Appreciation Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

I. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

J. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with OppenheimerFunds, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                            Management Fees
                                           earned by Manager
                                           for the year ended
Portfolio                                  December 31, 2007  % per annum   Average Daily Net Assets
---------                                  ------------------ ----------- ----------------------------

Oppenheimer Capital Appreciation Portfolio     $5,633,745         0.65%   First $150 Million

                                                                 0.625%   $150 Million to $300 Million

                                                                  0.60%   $300 Million to $500 Million

                                                                  0.55%   $500 Million to $700 Million

                                                                 0.525%   $700 Million to $900 Million

                                                                  0.50%   Over $900 Million

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                   Maximum Expense Ratio
                                                   under current Expense
                                                   Limitation Agreement
                                                  ----------------------
       Portfolio                                  Class A Class B Class E
       ---------                                  ------- ------- -------

       Oppenheimer Capital Appreciation Portfolio  0.75%   1.00%   0.90%

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

For the period July 1, 2005 through October 31, 2006, if the average monthly net assets of the Oppenheimer Capital Appreciation Portfolio were in excess of $1 billion, a discount to the total fees for the Portfolio for that month of 2.5% was applied. Such fee was accrued daily and paid monthly by the tenth business day following the end of the month in which such fee was accrued. If OppenheimerFunds, Inc. ("Oppenheimer") shall serve for less than the whole of any month, the foregoing compensation was prorated. For the purpose of determining fees payable to Oppenheimer, the value of the Portfolio's net assets was computed at the times and in the manner specified in the Trust's Registration Statement.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                                 Shares Issued              Net Increase
                                                                    Through                  (Decrease)
                                           Beginning    Shares     Dividend      Shares      in Shares     Ending
                                            Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
-                                          ---------- ---------- ------------- -----------  ------------ ----------

Oppenheimer Capital Appreciation Portfolio

 Class A

 12/31/2007                                54,548,581 17,988,738   3,930,900   (63,928,802) (42,009,164) 12,539,417
 12/31/2006                                76,444,565 21,089,774     888,831   (43,874,589) (21,895,984) 54,548,581

 Class B

 12/31/2007                                58,165,344  8,283,520   3,698,554   (14,034,515)  (2,052,441) 56,112,903
 12/31/2006                                58,206,388  6,382,277     474,190    (6,897,511)     (41,044) 58,165,344

 Class E

 12/31/2007                                   269,008    559,988      21,007      (222,722)     358,273     627,281
 12/31/2006                                    98,712    250,981       2,180       (82,865)     170,296     269,008

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                     Purchases                        Sales
                                           ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
                                           --------------- -------------- --------------- --------------

Oppenheimer Capital Appreciation Portfolio       $--        $669,347,500        $--       $1,147,936,108

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

5. INVESTMENT TRANSACTIONS - CONTINUED


At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                             Federal       Gross         Gross
                                            Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                      Cost     Appreciation (Depreciation)  Appreciation
---------                                  ------------ ------------ -------------- --------------

Oppenheimer Capital Appreciation Portfolio $642,070,376 $102,933,877  $(21,397,294)  $81,536,583

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                        Value of    Value of
                                            Value of      Cash      Non-Cash     Total
                                           Securities  Collateral  Collateral* Collateral
                                           ----------- ----------- ----------- -----------

Oppenheimer Capital Appreciation Portfolio $60,527,696 $48,265,316 $13,628,887 $61,894,203

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                              Ordinary Income     Long-Term Capital Gain          Total
                                           ---------------------- ---------------------- -----------------------
                                              2007        2006       2007        2006       2007        2006
                                           ----------- ---------- ----------- ---------- ----------- -----------

Oppenheimer Capital Appreciation Portfolio $10,500,629 $3,174,051 $59,930,535 $9,152,548 $70,431,164 $12,326,599

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                           Undistributed Undistributed     Net
                                             Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                              Income         Gain      Appreciation   and Deferrals       Total
                                           ------------- ------------- ------------ ------------------ ------------

Oppenheimer Capital Appreciation Portfolio  $18,990,251  $147,185,884  $81,546,037         $--         $247,722,172

8. FORWARD FOREIGN CURRENCY CONTRACTS

Oppenheimer Capital Appreciation Portfolio

Forward Foreign Currency Contracts to Sell:

                                         Value at      In Exchange Net Unrealized
Settlement Date Contracts to Deliver December 31, 2007  for U.S.$   Appreciation
--------------- -------------------- ----------------- ----------- --------------

  01/03/2008          179,707 CHF        $158,629       $159,047       $  418

  01/03/2008          219,436 CHF         193,697        194,208          511

  01/03/2008          184,734 CHF         163,066        163,496          430

  01/03/2008          214,735 CHF         189,548        190,048          500
                                                                       ------

                                                                       $1,859
                                                                       ======

CHF - Swiss Franc

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Oppenheimer Capital Appreciation Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oppenheimer Capital Appreciation Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with OppenheimerFunds, Inc. (the "Oppenheimer Adviser") for investment advisory services in connection with the investment management for the Oppenheimer Capital Appreciation Portfolio ("Oppenheimer Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the Oppenheimer Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Oppenheimer Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Oppenheimer Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the Oppenheimer Portfolio within its performance universe. The Board took into account that the Oppenheimer Portfolio ranked above the median and the Lipper index of its performance universe for both the five- and one-year periods. The Board noted that the Oppenheimer Portfolio ranked below the Lipper index and the median for the three-year period. The Board considered the analysis provided in the B-M Report demonstrating that the Oppenheimer Portfolio ranked above the S&P 500 benchmark return for the one-year period, and below the S&P 500 benchmark return for both the three- and five-year periods. The Board also considered that the Oppenheimer Portfolio outperformed its Morningstar Large Growth category for the one-year period ending June 30, 2007, and was below its Morningstar Large Growth category for the three-month and three- and five-year periods. The Board noted that performance has improved since the change in portfolio manager effective September of 2005. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Oppenheimer Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among the other data considered with respect to the Oppenheimer Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Oppenheimer Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the Oppenheimer Portfolio's actual management fees were below the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Oppenheimer Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Oppenheimer Portfolio's contractual management fees were below the normalized median of the expense group at the Oppenheimer Portfolio's current size. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the Oppenheimer Portfolio, reflected by, among other things, the Manager's fee waiver agreement with the Oppenheimer Portfolio, resulting in the Manager waiving advisory fees in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Oppenheimer Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Oppenheimer Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Oppenheimer Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Oppenheimer Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, he Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Oppenheimer Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Oppenheimer Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Oppenheimer Adviser's ability to perform under its Advisory Agreement. These factors included: the Oppenheimer Adviser's financial condition; the Oppenheimer Adviser's current level of staffing and its overall resources, as well as its compensation program; the Oppenheimer Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Oppenheimer Adviser's management style and long-term performance record with respect to the Oppenheimer Portfolio; and the Oppenheimer Portfolio's performance record. With respect to the Oppenheimer Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Oppenheimer Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic icompliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Oppenheimer Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Oppenheimer Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Oppenheimer's Adviser's investment process and philosophy. The Board considered that the Oppenheimer Adviser's responsibilities include the development and maintenance of an investment program for the Oppenheimer Portfolio which is consistent with the Oppenheimer Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Oppenheimer Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Oppenheimer Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Oppenheimer Adviser's estimated profitability from its relationship with the Oppenheimer Portfolio as described below and possible economies of scale. With respect to the Oppenheimer Portfolio, the Board also compared the subadvisory fees paid to fees charged by the Oppenheimer Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. With respect to potential economies of scale in the Adviser's management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Oppenheimer Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Oppenheimer Adviser of its relationship with the Oppenheimer Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received an income statement with respect to the Oppenheimer Adviser's operation overall, which was represented to be an indication of the profitability of the Oppenheimer Adviser's relationship with the Oppenheimer Portfolio, but no portfolio specific data. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Oppenheimer Adviser and its affiliates by virtue of the Oppenheimer Adviser's relationship to the Oppenheimer Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Oppenheimer Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Oppenheimer Adviser, the Board determined approval of the Advisory Agreement for the Oppenheimer Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Oppenheimer Portfolio.

                          MET INVESTORS SERIES TRUST


                                PIMCO Inflation
                           Protected Bond Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO            FOR THE YEAR ENDED 12/31/07
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

For the year ended December 31, 2007, the Portfolio had a return of 11.08%, 10.80% and 10.93% for Class A, B and E Shares, respectively, versus 11.63% for its benchmark, the Lehman Brothers Global Real: U.S. TIPS Bond Index/1/.

PORTFOLIO REVIEW

During the 12-month reporting period the Portfolio's performance was relatively stable despite a volatile market (most noticeable in the second half of the year) as we employed an overweight to TIPS and an emphasis to emerging market currencies. Overall, TIPS outperformed all other sectors due to the flight to quality in the second half of the year amid concerns over subprime mortgage markets coupled with significant inflation accruals driven by increasing food and energy prices. We maintained a focus on quality, as the average credit rating of securities in the portfolio was held at the AA+ level during the reporting period.

The Portfolio's above benchmark duration, on average, added to performance over the period. The Portfolio benefited from tactical portfolio adjustments and holdings in non-index securities. In particular, while holdings of mortgage-backed securities detracted from performance, holdings in emerging market currencies, a curve steepening bias in the United States and in the United Kingdom all proved sources of added value. Also, an overweight to short-maturity TIPS in the U.S. added to performance as the price of oil reached new records.

MARKET ENVIRONMENT/CONDITIONS

The primary focus during the year centered on problems in the subprime mortgage sector. During most of the year, stronger economic data made it difficult for the Federal Reserve to ease, given its focus on inflation concerns. Tight labor markets kept the unemployment rate relatively low and produced real wage gains for consumers, which helped offset headwinds from the residential property market. In addition, measures of core inflation (consumer price inflation with the volatile food and energy prices stripped out) remained above the Fed's targeted range. Weakness in the subprime mortgage sector produced a significant tightening of credit conditions for lower quality and first-time borrowers, yet another blow to an already soft housing market.

The Fed remained on hold through most of the fiscal year after pausing in August 2006 with the federal funds rate at 5.25%. However, turmoil in the subprime market and a liquidity crunch in the asset-backed commercial paper market drove the Fed to take action. In August 2007, the Fed cut the discount rate by 50 basis points (bps), or one-half of a percentage point, to 5.75% to help alleviate liquidity concerns in the financial markets. Subsequently, at its September 18 meeting, the Fed cut both the federal funds rate and discount rate by 50 bps, to 4.75% and 5.25%, respectively. Credit markets seized up again late in the fourth quarter after a partial recovery from the initial subprime-related downturn in August and September. Continued writedowns of subprime assets by many of the world's leading banks did little to assuage concerns about the soundness of their balance sheets.

To deal with this crisis, the Federal Reserve cut the federal funds rate by another 50 basis points during the fourth quarter, bringing its total rate reductions in 2007 to 100 basis points. In another move designed to get banks lending again, the Fed joined central banks in Canada, the U.K., the European Union and Switzerland to inject more than $90 billion of liquidity into the global financial system via money market auctions. At the end of 2007 the benchmark 10-year U.S. Treasury Note yielded 4.03%, 0.68 percentage points lower than at the start of the year. Ten-year real yields ended the year, 12/31/07, at 1.70 percent, 0.71 percentage points lower for the year.

CURRENT OUTLOOK/STRATEGY

The most likely outcome for the global economy in 2008 continues to be a soft landing with some decoupling of growth across regions, and generally stable inflation. However, we believe that the risks to this benign forecast are being skewed increasingly to the downside as we continue to witness the importance of global financial market linkages to the U.S. and other economies. Self-feeding global risk aversion in the wake of the subprime debacle has resulted in less decoupling of growth from the U.S. than would otherwise have been the case. On the positive side, it is now apparent that the Federal Reserve and other central banks, as well as fiscal policymakers in the U.S. understand the gravity of these risks and will respond to them. Even so, we believe heightened risk aversion and the subprime-induced squeeze on credit have increased the probability of a U.S. recession. PIMCO anticipates a long and arduous unwinding of twin bubbles in property markets and assorted non-bank and off-balance sheet vehicles associated with subprime lending.

In this environment we will employ strategies that look to truncate downside investment risk. At the same time, we will take advantage of opportunities created by the subprime-induced credit squeeze, especially among higher quality assets. The following is a summary of these strategies:

..   Real and Nominal Interest Rate Strategies--We will likely target above-index total duration outside of the U.S. where growth begins to taper and interest rate easing cycles are still in their early stages. A modest underweight to TIPS vs. U.S. nominal bonds will be targeted where nominals are expected to outperform given continued economic slowing and the potential for cyclical disinflation. Additionally, we will likely favor longer maturity TIPS vs. short-dated issues given the likelihood for easier monetary policy and higher commodity prices to fuel secular inflation. PIMCO's yield curve strategies will likely reflect steepening biases in the U.S. and U.K. nominal yield curves reflecting our belief central banks will have to cut short-term rates by more than markets now expect. The strategies are likely to be expressed through short maturity nominal bonds in

--------
/1/ The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO            FOR THE YEAR ENDED 12/31/07
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


  addition to short maturity interest rate swaps, which offer attractive yield premiums amid concerns about liquidity and credit quality in the banking system.

..   Mortgages--High quality mortgage-backed bonds arranged by the major mortgage agencies represent some of the most compelling values in the fixed income markets. PIMCO will overweight this sector to capture yield premiums well above historical averages.

..   Credit--PIMCO will remain cautious in credit but look to opportunistically add select issues. We will focus on higher-grade bonds, especially in the banking and finance sector where the credit crisis has helped produce attractive valuations.

..   Currency--A slowing U.S. economy, relatively low U.S. short-term rates and the longer-term problem of a large trade deficit should continue to pressure the U.S. dollar. PIMCO will focus on a basket of Asian and emerging market currencies to benefit from the softer dollar.

..   Emerging Market (EM) Bonds--We will maintain holdings of emerging market bonds near current levels. The EM asset class has the potential to add significant value to portfolios over the long run. High quality credits such as Mexico, Russia and Brazil could see upgrades given large and growing currency reserves and strong fiscal positions.

..   Municipals--Municipal bonds are currently attractive, as their yields are at historically high levels versus comparable Treasuries. We will look to add municipals to reap gains as these yield relationships revert back to more typical levels.

JOHN BRYNJOLFSSON
Managing Director
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                Percent of
      Description                                               Net Assets
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Note (2.000%, due 01/15/14)   11.07%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Bond (3.875%, due 04/15/29)    8.33%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Note (2.000%, due 07/15/14)    7.75%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Bond (2.375%, due 04/15/11)    7.67%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Bond (2.375%, due 01/15/25)    7.35%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Bond (2.000%, due 01/15/26)    7.24%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Bond (2.375%, due 01/15/27)    6.68%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Note (0.875%, due 04/15/10)    6.25%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Bond (3.625%, due 04/15/28)    5.93%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Bond (2.375%, due 01/15/17)    4.70%
      --------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

U.S. Government & Agency Obligations       80.9%
Corporate Bonds & Debt Securities           9.6%
Asset-Backed Securities                     3.7%
Collateralized Mortgage Obligations         3.1%
Foreign Bonds & Debt Securities             2.2%
Municipals                                  0.3%
Convertible Bonds                           0.2%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO            FOR THE YEAR ENDED 12/31/07
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


              PIMCO INFLATION PROTECTED BOND PORTFOLIO MANAGED BY
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC VS. LEHMAN BROTHERS GLOBAL REAL: U.S.
                              TIPS BOND INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                             Lehman Global Real:
                Fund        U.S. TIPS Bond Index
               -------      --------------------
  5/1/2003     $10,000          $10,000
12/31/2003      10,547           10,568
12/31/2004      11,541           11,460
12/31/2005      11,711           11,785
12/31/2006      11,789           11,833
12/31/2007      13,095           13,209


    ----------------------------------------------------------------
                                      Average Annual Return/2/
                                      (for the year ended 12/31/07)
    ----------------------------------------------------------------
                                                          Since
                                      1 Year   3 Year  Inception/3/
    ----------------------------------------------------------------
    PIMCO Inflation Protected Bond
--  Portfolio--Class A                11.08%    4.30%     5.94%
    Class B                           10.80%    4.09%     5.69%
    Class E                           10.93%      --      7.49%
    ----------------------------------------------------------------
    Lehman Brothers Global Real: U.S.
- - TIPS Bond Index/1/                11.63%    4.85%     6.15%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/03. Inception of Class E shares is 5/1/06. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
PIMCO INFLATION PROTECTED BOND PORTFOLIO    ------------- ------------- ---------------


  Class A
  Actual                                      $1,000.00     $1,094.90        $3.01
  Hypothetical (5% return before expenses)     1,000.00      1,022.33         2.91
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,095.10        $4.33
  Hypothetical (5% return before expenses)     1,000.00      1,021.07         4.18
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $1,095.10        $3.85
  Hypothetical (5% return before expenses)     1,000.00      1,021.53         3.72
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.57%, 0.82%, and 0.73% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                   PAR            VALUE
     DESCRIPTION                               AMOUNT         (NOTE 2)
     ---------------------------------------------------------------------

     MUNICIPALS - 0.5%
     Badger Tobacco Asset Securitization
       Corp. 6.375%, due 06/01/32......... $     1,000,000 $     1,029,450
     Buckeye Tobacco Settlement
       Financing Authority
       5.875%, due 06/01/47...............       1,000,000         955,060
     California County Tobacco
       Securitization Agency
       5.625%, due 06/01/23...............         160,000         160,147
     Golden State Tobacco Securitization
       Corp. 5.750%, due 06/01/47.........         100,000          93,390
     New York City Municipal Water
       Finance Authority
      4.750%, due 06/15/38................         300,000         302,487
      5.000%, due 06/15/38................         900,000         935,703
     Tobacco Settlement Financing Corp.
      6.000%, due 06/01/23................       1,000,000       1,011,490
      7.467%, due 06/01/47................       1,200,000       1,152,480
     Tobacco Settlement Revenue
       Management
       6.375%, due 05/15/28...............         200,000         202,290
                                                           ---------------
     Total Municipals
     (Cost $5,647,809)                                           5,842,497
                                                           ---------------

     DOMESTIC BONDS & DEBT SECURITIES - 30.0%
     ASSET-BACKED SECURITIES - 7.1%
     Aames Mortgage Investment Trust
       4.925%, due 04/25/36+..............          14,279          14,249
     Ace Securities Corp.
       4.915%, due 07/25/36 -
       12/25/36+..........................         654,611         643,684
     Argent Securities, Inc.
      4.945%, due 03/25/36+...............          83,109          82,810
      4.935%, due 04/25/36+...............         122,257         121,856
      4.915%, due 10/25/36+...............         742,154         727,659
     Asset Backed Funding Certificates
      5.215%, due 06/25/34+...............         877,507         845,665
      4.925%, due 11/25/36+...............         120,918         118,996
     Asset Backed Securities Corp. Home
       Equity 4.915%, due 11/25/36 -
       12/25/36+..........................       2,526,655       2,452,111
     Banc of America Large Loan, Inc.
       5.538%, due 08/14/29
       (144A)+(a).........................       6,314,856       6,304,020
     Bank One Issuance Trust
       5.138%, due 12/15/10+..............         700,000         699,782
     Bear Stearns Asset Backed Securities,
       Inc. 5.195%, due 10/25/32 -
       01/25/36+..........................         147,827         136,660
      5.065%, due 09/25/34+...............         152,386         152,027

     ---------------------------------------------------------------------
     SECURITY                                   PAR            VALUE
     DESCRIPTION                               AMOUNT         (NOTE 2)
     ---------------------------------------------------------------------

     ASSET-BACKED SECURITIES - CONTINUED
      4.955%, due 04/25/36+............... $       143,549 $       142,480
      4.915%, due 11/25/36+...............         123,365         119,066
      5.865%, due 10/25/37+...............       5,754,583       5,533,394
     Bear Stearns Commercial Mortgage
       Securities
       6.440%, due 06/16/30...............         635,220         638,742
     Carrington Mortgage Loan Trust
       5.185%, due 10/25/35+..............       1,267,074       1,223,469
     Centex Home Equity Loan Trust
       4.915%, due 06/25/36+..............         350,431         349,119
     Chase Credit Card Master Trust
       5.138%, due 10/15/10 -
       02/15/11+..........................       1,700,000       1,699,041
     Chase Issuance Trust
       5.038%, due 12/15/10+..............         400,000         399,812
     Citibank Credit Card Issuance Trust
       5.343%, due 01/15/10+..............         500,000         500,120
     Countrywide Asset-Backed Certificates
      4.935%, due 07/25/36+...............         115,690         115,186
      4.995%, due 07/25/36+...............          43,815          43,719
      4.915%, due 01/25/37 -
        05/25/37+.........................       1,631,187       1,599,807
      4.945%, due 06/25/37+...............       2,538,679       2,470,452
      4.895%, due 01/25/46+...............         789,316         776,367
      4.925%, due 09/25/46+...............         279,800         276,040
      4.975%, due 10/25/46+...............         719,665         709,095
     Credit Suisse First Boston Mortgage
       Securities Corp.
       4.938%, due 12/15/40...............         745,144         742,942
     Equity One ABS, Inc.
       5.165%, due 04/25/34+..............         120,605         111,472
     First Franklin Mortgage Loan Asset
       Backed Certificates
      4.955%, due 01/25/36+...............         318,569         316,990
      4.915%, due 11/25/36 -
        12/25/36+.........................       2,074,098       1,996,739
      4.905%, due 01/25/38+...............       1,425,904       1,384,465
     Fremont Home Loan Trust
      5.035%, due 01/25/36+...............          93,266          93,100
      4.915%, due 10/25/36+...............         110,169         107,127
      4.925%, due 01/25/37+...............         496,937         481,951
     GE Capital Commercial Mortgage
       Corp. 4.229%, due 12/10/37.........       4,693,066       4,665,487
     GSAMP Trust
      5.155%, due 03/25/34+...............         207,106         206,435
      4.935%, due 10/25/36+...............          55,220          52,026
      4.905%, due 10/25/46+...............         168,562         164,924
      4.965%, due 01/25/47+...............       1,015,673         981,712

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                  PAR            VALUE
      DESCRIPTION                              AMOUNT         (NOTE 2)
      --------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      Home Equity Asset Trust
        4.945%, due 05/25/36
        (144A)+(a)........................ $       157,799 $       156,270
      I Asset Securitization Corp. Trust
        4.915%, due 10/25/36+.............         209,087         201,311
      Indymac Residential Asset Backed
        Trust 4.915%, due 11/25/36+.......         240,340         236,510
      JPMorgan Mortgage Acquisition Corp.
       5.075%, due 06/25/35+..............           2,990           2,989
       4.915%, due 07/25/36 -
         08/25/36+........................       1,028,895       1,008,514
       4.905%, due 08/25/36+..............         136,110         133,860
       4.935%, due 11/25/36+..............         209,614         206,912
       4.925%, due 04/01/37+..............       2,403,086       2,325,927
      Long Beach Mortgage Loan Trust
       5.045%, due 08/25/35+..............         124,549         122,561
       4.895%, due 06/25/36+..............          32,471          32,315
       4.905%, due 11/25/36+..............         124,273         122,914
       4.925%, due 05/25/46+..............          30,215          30,153
      Master Asset Backed Securities Trust
        4.925%, due 10/25/36+.............          15,273          15,175
      MBNA Credit Card Master Note Trust
        5.128%, due 12/15/11+.............         100,000          99,839
      Merrill Lynch Floating Trust
        5.098%, due 06/15/22
        (144A)+(a)........................         252,546         254,762
      Merrill Lynch Mortgage Investors
        Trust
       4.935%, due 08/25/36 -
         07/25/37+........................       2,243,983       2,201,683
       4.915%, due 05/25/37+..............         529,338         519,082
       4.895%, due 06/25/37+..............         231,917         229,299
      Morgan Stanley ABS Capital I
       4.895%, due 06/25/36+..............          23,973          23,645
       4.905%, due 06/25/36 -
         10/25/36+........................       2,431,269       2,389,546
       4.915%, due 09/25/36 -
         11/25/36+........................       3,033,860       2,950,432
      Morgan Stanley IXIS Real Estate
        Capital Trust
        4.915%, due 11/25/36+.............         113,543         110,598
      Nelnet Student Loan Trust
        5.174%, due 07/25/16 -
        10/25/16+.........................         254,642         254,826
      Newcastle Mortgage Securities Trust
        4.935%, due 03/25/36+.............          85,743          85,104
      Nomura Asset Acceptance Corp.
        5.005%, due 01/25/36
        (144A)+(a)........................         160,022         151,163

     -------------------------------------------------------------------------
     SECURITY                                    PAR            VALUE
     DESCRIPTION                                AMOUNT         (NOTE 2)
     -------------------------------------------------------------------------

     ASSET-BACKED SECURITIES - CONTINUED
     Option One Mortgage Loan Trust
      4.915%, due 07/25/36 -
        01/25/37+.......................... $     2,531,938 $     2,460,470
      4.905%, due 02/25/37+................          52,506          50,801
     Park Place Securities, Inc.
       5.125%, due 09/25/35+...............          34,042          33,400
     Residential Asset Mortgage Products,
       Inc. 4.935%, due 11/25/36+..........         162,904         160,109
     Residential Asset Securities Corp.
      4.935%, due 04/25/36 -
        11/25/36+..........................         250,965         245,492
      4.905%, due 06/25/36+................       1,289,838       1,276,908
      5.390%, due 11/25/36+................       1,178,263       1,151,294
     Securitized Asset Backed Receivables
       LLC Trust
       4.915%, due 09/25/36+...............         163,022         158,008
     SLM Student Loan Trust
       5.064%, due 04/25/14+...............       3,665,851       3,642,939
     Small Business Administration
       4.504%, due 02/01/14................       1,755,128       1,703,284
     Small Business Administration
       Participation Certificates
      4.880%, due 11/01/24.................       4,090,815       4,093,282
      5.510%, due 11/01/27.................       7,700,000       7,881,362
     Soundview Home Equity Loan Trust
      4.915%, due 10/25/36+................         539,614         530,340
      4.965%, due 10/25/36+................         168,669         166,323
      4.925%, due 11/25/36
        (144A)+(a).........................         363,361         354,561
      4.945%, due 01/25/37+................       1,035,873       1,016,147
     Specialty Underwriting and Residential
       Finance Trust
      4.895%, due 06/25/37+................          79,260          78,072
      4.910%, due 11/25/37+................          52,865          51,560
     Structured Asset Investment Loan
       Trust 4.915%, due 07/25/36+.........          92,647          90,862
     Structured Asset Securities Corp.
      4.900%, due 04/25/35+................       1,191,532       1,164,579
      4.995%, due 12/25/35
        (144A)+(a).........................         131,445         131,297
      4.915%, due 10/25/36+................         909,612         893,641
     Truman Capital Mortgage Loan Trust
       5.205%, due 01/25/34
       (144A)+(a)..........................          25,977          25,563
     USAA Auto Owner Trust
       5.337%, due 07/11/08................       1,138,408       1,138,408

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                 PAR            VALUE
      DESCRIPTION                             AMOUNT         (NOTE 2)
      -------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      Wachovia Bank Commercial Mortgage
        Trust 5.108%, due 06/15/20
        (144A)+(a)....................... $     4,965,781 $     4,988,450
        5.118%, due 09/15/21
        (144A)+(a).......................       2,935,343       2,966,531
                                                          ---------------
                                                               90,519,871
                                                          ---------------
      AUTOMOBILES - 0.2%
      DaimlerChrysler NA Holding Corp.
        5.461%, due 03/13/09+............       2,900,000       2,873,435
                                                          ---------------
      AUTOMOTIVE LOANS - 0.4%
      Chrysler Finco
        5.000%, due 08/03/14
        (144A)(a)(j).....................       5,600,000       5,402,090
                                                          ---------------
      CAPITAL MARKETS - 3.5%
      Goldman Sachs Group, Inc.
       4.974%, due 12/22/08+.............       3,800,000       3,790,185
       4.924%, due 12/23/08+.............       6,200,000       6,183,390
       5.143%, due 06/28/10+.............       4,400,000       4,331,188
       6.750%, due 10/01/37..............       6,400,000       6,376,211
      Lehman Brothers Holdings, Inc.
       4.905%, due 11/24/08+.............         300,000         295,411
       4.934%, due 12/23/08+.............       6,300,000       6,194,116
       6.200%, due 09/26/14..............         700,000         713,901
       7.000%, due 09/27/27..............         400,000         407,068
      Merna Reinsurance, Ltd.
        5.480%, due 07/07/10
        (144A)+(b).......................       4,000,000       3,920,200
      Merrill Lynch & Co., Inc.
       5.191%, due 10/23/08+.............       2,500,000       2,466,777
       4.914%, due 12/22/08+.............       4,100,000       4,046,208
       6.400%, due 08/28/17..............       2,700,000       2,747,992
      Morgan Stanley
       4.972%, due 11/21/08+.............       1,100,000       1,092,188
       5.420%, due 01/22/09..............         300,000         296,783
       5.006%, due 02/09/09+.............       2,100,000       2,074,571
                                                          ---------------
                                                               44,936,189
                                                          ---------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 5.3%
      American Home Mortgage Investment
        Trust 5.015%, due 09/25/35+......          62,783          62,730
      Banc of America Funding Corp.
        4.625%, due 02/20/36+............       2,824,918       2,760,719
      Banc of America Mortgage Securities
        6.500%, due 09/25/33.............         218,108         222,299
      Bear Stearns ALT-A Trust
        5.025%, due 02/25/34+............         653,877         621,288

     ----------------------------------------------------------------------
     SECURITY                                    PAR            VALUE
     DESCRIPTION                                AMOUNT         (NOTE 2)
     ----------------------------------------------------------------------

     COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
     Bear Stearns ARM Trust
      4.876%, due 01/25/35................. $     8,969,301 $     8,865,473
      4.125%, due 03/25/35+................       2,649,641       2,606,684
     Bear Stearns Mortgage Funding Trust
       4.935%, due 02/25/37+...............       4,668,773       4,582,408
     Bear Stearns Structured Products, Inc.
      5.684%, due 01/26/36.................       1,513,684       1,500,241
      5.065%, due 01/25/37
        (144A)+(a).........................       5,408,741       5,353,074
     Citigroup Commercial Mortgage Trust
       5.098%, due 08/15/21
       (144A)+(a)..........................         156,016         150,963
     Citigroup Mortgage Loan Trust, Inc.
      4.700%, due 12/25/35+................       3,583,626       3,532,937
      4.900%, due 12/25/35+................         199,935         197,383
      4.915%, due 11/25/36+................         226,783         223,487
     Commercial Mortgage Pass Through
       Certificates
       6.455%, due 05/15/32................         560,078         561,780
     Countrywide Alternative Loan Trust
      5.145%, due 12/25/35+................          95,797          93,022
      5.029%, due 09/20/46+................         350,564         349,541
      5.129%, due 02/20/47+................       1,313,969       1,240,596
      5.045%, due 05/25/47+................         432,881         408,777
     Countrywide Home Loans
      3.780%, due 11/19/33+................         221,342         216,324
      5.155%, due 04/25/35+................       2,247,393       2,126,952
      5.205%, due 06/25/35
        (144A)+(a).........................         572,410         560,228
     Deutsche Alt-A Securities, Inc.
       Mortgage Loan Trust
       4.965%, due 10/25/36+...............         756,325         749,330
     First Horizon Pass Trust Mortgage
       4.719%, due 06/25/34+...............         790,133         782,830
     Greenpoint Mortgage Funding Trust
      5.085%, due 06/25/45+................       1,135,774       1,076,771
      5.135%, due 11/25/45+................         502,288         472,120
      4.945%, due 10/25/46+................         579,361         567,437
     GSR Mortgage Loan Trust
       4.539%, due 09/25/35+...............       1,881,015       1,867,022
     Harborview Mortgage Loan Trust
      5.185%, due 05/19/35+................         241,401         228,447
      5.055%, due 01/19/38+................         311,115         307,466
     Impac Secured Assets Corp.
       4.945%, due 01/25/37+...............         287,187         284,281
     Indymac Index Mortgage Loan Trust
       4.955%, due 11/25/46+...............         745,815         752,058
     JPMorgan Mortgage Trust
       5.004%, due 07/25/35+...............       1,340,207       1,333,611

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                 PAR            VALUE
      DESCRIPTION                             AMOUNT         (NOTE 2)
      -------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      Lehman XS Trust
       4.945%, due 04/25/46 -
         11/25/46+....................... $     1,987,848 $     1,957,155
       4.935%, due 05/25/46+.............         327,751         323,244
      Master Adjustable Rate Mortgages
        Trust 3.786%, due 11/21/34+......         600,000         593,394
      Mellon Residential Funding Corp.
       5.468%, due 12/15/30+.............         204,151         200,172
       5.378%, due 11/15/31+.............         978,891         952,643
      Merrill Lynch Mortgage Investment,
        Inc. 4.250%, due 10/25/35+.......       5,253,628       5,102,011
      Mystic Re, Ltd.
        14.081%, due 12/05/08
        (144A)+(b).......................         700,000         711,970
      Residential Accredit Loans, Inc.
       5.165%, due 08/25/35+.............         370,964         350,585
       6.148%, due 09/25/45+.............         392,880         381,639
      Securitized Asset Sales, Inc.
        7.511%, due 11/26/23.............           9,795           9,769
      Sequoia Mortgage Trust
        5.315%, due 10/19/26+............         398,404         389,406
      Structured Adjustable Rate Mortgage
        Loan Trust
       4.580%, due 02/25/34..............         573,080         569,729
       6.188%, due 01/25/35+.............         281,946         273,534
      Structured Asset Mortgage
        Investments, Inc.
       5.295%, due 10/19/34+.............         239,625         235,246
       5.055%, due 06/25/36+.............         290,815         274,613
       4.935%, due 08/25/36+.............         468,816         463,393
      Structured Asset Securities Corp.
       5.331%, due 10/25/35
         (144A)(a).......................         555,174         550,156
       4.915%, due 05/25/36+.............          46,049          44,827
      TBW Mortgage Backed Pass Through
        Certificates
       4.965%, due 09/25/36+.............          85,583          84,954
       4.975%, due 01/25/37+.............         899,273         888,770
      Thornburg Mortgage Securities Trust
       4.975%, due 03/25/46+.............          85,547          86,862
       4.985%, due 09/25/46+.............       2,112,675       2,014,675
      WaMu Mortgage Pass Through
        Certificates
       5.988%, due 11/25/42+.............          88,215          85,515
       5.155%, due 08/25/45 -
         10/25/45+.......................       2,792,806       2,628,244
       5.125%, due 11/25/45+.............         429,122         405,400
       5.788%, due 02/25/46+.............         439,256         427,625

        ----------------------------------------------------------------
        SECURITY                              PAR            VALUE
        DESCRIPTION                          AMOUNT         (NOTE 2)
        ----------------------------------------------------------------

        COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
         5.733%, due 07/25/46 -
           11/25/46+.................... $     1,924,246 $     1,848,696
         5.598%, due 12/25/46+..........         231,753         218,274
        Wells Fargo Mortgage Backed
          Securities Trust
         3.541%, due 09/25/34+..........         509,472         501,708
         4.109%, due 06/25/35+..........         408,682         407,163
                                                         ---------------
                                                              67,639,651
                                                         ---------------
        COMMERCIAL BANKS - 4.3%
        Bank of Ireland
         4.951%, due 12/19/08+..........      12,400,000      12,395,375
         5.016%, due 12/18/09+..........       1,100,000       1,097,343
        Barclays Bank Plc
         5.450%, due 09/12/12...........       7,300,000       7,483,172
         7.434%, due 09/29/49
           (144A)(a)....................         700,000         728,683
        Charter One Bank NA
          5.115%, due 04/24/09+.........       8,000,000       7,969,600
        Commonwealth Bank of Australia
          5.283%, due 06/08/09
          (144A)+(a)....................         400,000         399,947
        DNB North Bank ASA
          5.313%, due 10/13/09
          (144A)+(a)....................       1,200,000       1,201,085
        Export-Import Bank of Korea
          5.460%, due 10/04/11
          (144A)+(a)....................       1,600,000       1,602,325
        Rabobank Nederland
          5.263%, due 01/15/09
          (144A)+(a)....................         800,000         799,105
        Redwood Capital IX, Ltd.
         11.493%, due 01/09/08
           (144A)+(b)...................       1,400,000       1,399,381
         12.993%, due 01/09/08
           (144A)+(b)...................         500,000         499,875
        Royal Bank of Scotland Plc
         5.230%, due 07/21/08
           (144A)+(a)...................         400,000         399,929
         7.092%, due 10/29/49(c)........         500,000         723,600
        Santander US Debt SA Unipersonal
          4.970%, due 09/19/08
          (144A)+(a)....................         500,000         498,370
        Skandinaviska Enskilda Banken AB
          4.869%, due 02/13/09 +........       6,600,000       6,594,073
        UBS AG 5.875%, due 12/20/17.....       1,200,000       1,210,715
        Unicredit Luxembourg Finance SA
          5.143%, due 10/24/08
          (144A)+(a)....................       1,700,000       1,696,976

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                PAR            VALUE
       DESCRIPTION                            AMOUNT         (NOTE 2)
       ------------------------------------------------------------------

       COMMERCIAL BANKS - CONTINUED
       Unicredito Italiano S.p.A.
         5.062%, due 05/29/08+........... $     4,000,000 $     3,999,556
       Wachovia Bank National Association
        4.976%, due 06/20/08+............         300,000         300,287
        5.015%, due 02/23/09+............         300,000         299,345
        5.249%, due 03/02/09+............         300,000         300,962
        4.938%, due 05/08/09+............         400,000         400,540
        5.194%, due 12/02/10+............       2,300,000       2,283,679
                                                          ---------------
                                                               54,283,923
                                                          ---------------
       CONSUMER FINANCE - 1.0%
       American Express Bank FSB
         6.000%, due 09/13/17............       2,700,000       2,719,996
       American Express Centurion Bank
        5.250%, due 05/07/08+............         500,000         499,575
        6.000%, due 09/13/17.............       2,600,000       2,614,490
       American Express Credit Corp.
         5.285%, due 03/02/09+...........       1,800,000       1,795,390
       Ford Motor Credit Co. LLC
        7.250%, due 10/25/11.............       5,800,000       5,027,712
        7.800%, due 06/01/12.............         400,000         350,978
                                                          ---------------
                                                               13,008,141
                                                          ---------------
       DIVERSIFIED FINANCIAL SERVICES - 4.2%
       Atlas Reinsurance Plc
         8.690%, due 01/10/10
         (144A)(b)(c)....................      11,500,000      17,038,175
       Bank of America Corp.
         4.875%, due 11/06/09+...........         900,000         897,247
       C10 Capital SPV, Ltd.
         6.722%, due 12/01/49
         (144A)(a).......................         600,000         565,520
       Calabash Re II, Ltd.
         13.391%, due 01/08/10
         (144A)+(b)......................         400,000         413,087
       Citigroup Funding, Inc.
         4.896%, due 04/23/09+...........       7,000,000       6,960,086
       Citigroup, Inc.
        4.944%, due 05/02/08 +...........         900,000         899,784
        4.898%, due 12/26/08 +...........       1,300,000       1,294,844
        5.024%, due 01/30/09 +...........         900,000         892,831
        4.873%, due 12/28/09+............       6,300,000       6,188,169
       East Lane Re, Ltd.
         11.911%, due 05/06/11
         (144A)+(b)......................         400,000         401,988
       General Electric Capital Corp.
        5.171%, due 03/04/08+............       3,300,000       3,302,089
        5.065%, due 10/24/08+............         800,000         798,744
        5.173%, due 12/12/08+............         800,000         799,823
        5.095%, due 10/26/09+............       1,000,000         997,989

       ------------------------------------------------------------------
       SECURITY                                PAR            VALUE
       DESCRIPTION                            AMOUNT         (NOTE 2)
       ------------------------------------------------------------------

       DIVERSIFIED FINANCIAL SERVICES - CONTINUED
       Green Valley, Ltd.
         8.376%, due 01/10/11
         (144A)(b)(c).................... $       500,000 $       731,410
       HSBC Finance Corp.
        4.982%, due 05/21/08+............       1,400,000       1,399,969
        5.240%, due 10/21/09+............       2,100,000       2,090,964
       JPMorgan Chase & Co.
         4.915%, due 06/26/09+...........         700,000         697,068
       Longpoint Re, Ltd.
         10.241%, due 05/08/10
         (144A)+(b)......................       1,400,000       1,437,027
       Phoenix Quake Wind, Ltd.
         7.680%, due 07/03/08
         (144A)+(b)......................       1,500,000       1,501,425
       Santander Perpetual SA Unipersonal
         6.671%, due 10/29/49
         (144A)(a).......................       3,000,000       3,013,422
       Vita Capital III, Ltd.
         6.351%, due 01/01/12
         (144A)+(b)......................         800,000         788,311
       Vita Capital, Ltd.
         6.131%, due 01/01/10
         (144A)+(b)......................         400,000         394,860
                                                          ---------------
                                                               53,504,832
                                                          ---------------
       DIVERSIFIED TELECOMMUNICATION SERVICES - 1.0%
       AT&T, Inc.
         4.978%, due 02/05/10+...........      12,300,000      12,196,065
                                                          ---------------
       ELECTRIC UTILITIES - 0.1%
       NiSource Finance Corp.
         5.585%, due 11/23/09+...........         800,000         792,628
                                                          ---------------
       FOOD & STAPLES RETAILING - 0.3%
       Wal-Mart Stores, Inc.
         4.891%, due 06/16/08+...........       3,600,000       3,601,318
                                                          ---------------
       FOOD PRODUCTS - 0.1%
       Kraft Foods, Inc.
         6.125%, due 02/01/18............       1,600,000       1,615,240
                                                          ---------------
       HEALTH CARE PROVIDERS & SERVICES - 0.5%
       HCA, Inc. 1.000%, due 11/14/13
         (144A)(a)(j)....................       6,237,000       6,016,884
                                                          ---------------
       HOTELS, RESTAURANTS & LEISURE - 0.0%
       Harrah's Operation Co., Inc.
         7.500%, due 01/15/09............         400,000         415,529
                                                          ---------------
       INSURANCE - 0.8%
       American International Group, Inc.
         4.884%, due 06/23/08
         (144A)+(a)......................       6,200,000       6,203,912
       Foundation Re II, Ltd.
         11.655%, due 11/26/10
         (144A)+(b)......................       1,000,000       1,036,677

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                   PAR            VALUE
     DESCRIPTION                               AMOUNT         (NOTE 2)
     ---------------------------------------------------------------------

     INSURANCE - CONTINUED
     Residential Reinsurance 2007, Ltd.
       12.374%, due 06/07/10
       (144A)+(b)......................... $     1,600,000 $     1,646,560
     Shackleton Re, Ltd.
       12.960%, due 02/07/08
       (144A)+(b).........................       1,000,000       1,002,700
                                                           ---------------
                                                                 9,889,849
                                                           ---------------
     MEDIA - 0.5%
     EchoStar DBS Corp.
       7.000%, due 10/01/13...............       6,200,000       6,293,000
                                                           ---------------
     PAPER & FOREST PRODUCTS - 0.2%
     Weyerhaeuser Co.
       5.884%, due 09/24/09+..............       2,900,000       2,908,862
                                                           ---------------
     WIRELESS TELECOMMUNICATION SERVICES - 0.5%
     America Movil S.A.B. de C.V.
       4.958%, due 06/27/08+..............       6,200,000       6,197,372
                                                           ---------------
     Total Domestic Bonds & Debt
     Securities
     (Cost $382,709,170)                                       382,094,879
                                                           ---------------

     FOREIGN BONDS & DEBT SECURITIES - 4.2%
     CANADA - 0.1%
     Government of Canada
       3.000%, due 12/01/36(d)............         650,208         816,643
                                                           ---------------
     CAYMAN ISLANDS - 0.1%
     Atlantic & Western, Ltd.
       11.481%, due 01/09/09
       (144A)+(b).........................       1,200,000       1,212,540
                                                           ---------------
     FRANCE - 1.0%
     Government of France
       3.000%, due 07/25/12(c)............       7,912,310      12,105,264
                                                           ---------------
     JAPAN - 2.5%
     Japanese Government CPI Linked
       Bond
      0.800%, due 12/10/15(e).............   2,643,150,000      23,413,472
      1.100%, due 12/10/16(e).............     910,000,000       8,194,903
                                                           ---------------
                                                                31,608,375
                                                           ---------------
     UNITED KINGDOM - 0.5%
     United Kingdom Gilt Inflation Linked
       2.500%, due 05/20/09(f)............       1,300,000       6,832,379
                                                           ---------------
     Total Foreign Bonds & Debt Securities
     (Cost $50,410,358)                                         52,575,201
                                                           ---------------
     U. S. GOVERNMENT & AGENCY OBLIGATIONS - 149.4%
     Federal Home Loan Mortgage Corp.
      5.500%, due 05/15/16 -
        11/01/37..........................      41,734,571      41,740,979
      4.500%, due 05/15/17................         431,193         431,268
      5.258%, due 02/15/19+...............      20,467,380      20,366,883

      -------------------------------------------------------------------
      SECURITY                                 PAR            VALUE
      DESCRIPTION                             AMOUNT         (NOTE 2)
      -------------------------------------------------------------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
       5.178%, due 07/15/19 -
         10/15/20+....................... $    12,896,546 $    12,846,917
       5.000%, due 02/15/20..............       5,218,113       5,241,229
       4.000%, due 03/15/23 -
         10/15/23........................         703,235         699,509
       5.378%, due 12/15/30+.............         395,087         394,958
       5.125%, due 08/25/31+.............         156,822         157,003
       6.000%, due 12/01/33 -
         11/01/37........................     104,451,651     106,031,296
       4.539%, due 01/01/34+.............         540,379         550,651
       5.988%, due 02/25/45 -
         10/25/44+.......................      11,967,568      11,985,477
       5.500%, due TBA(g)................      51,700,000      51,227,945
      Federal National Mortgage Assoc.
       6.000%, due 05/01/21 -
         12/01/37........................      91,663,891      93,242,090
       5.500%, due 05/01/34 -
         01/01/38........................     220,846,370     220,640,345
       5.015%, due 08/25/34+.............         429,272         422,851
       4.186%, due 11/01/34+.............       5,160,521       5,171,247
       4.678%, due 01/01/35+.............         511,278         509,526
       4.668%, due 05/25/35+.............       2,700,000       2,723,243
       5.000%, due 06/01/36..............       8,641,866       8,435,314
       4.925%, due 12/25/36+.............         514,284         504,795
       5.215%, due 05/25/42+.............         248,496         244,662
       5.950%, due 02/25/44..............         810,205         815,985
       5.988%, due 03/01/44 -
         09/01/44+.......................       5,470,356       5,480,184
       5.500%, due TBA(g)................      53,400,000      53,064,003
       6.000%, due TBA(g)................       1,400,000       1,421,657
      Government National Mortgage Assoc.
       5.500%, due 07/15/33 -
         06/15/37........................       1,962,614       1,976,370
       6.500%, due 10/15/35 -
         09/15/37........................      13,843,861      14,301,379
       6.000%, due 07/15/37 -
         09/15/37........................       5,955,087       6,098,517
      U.S. Treasury Inflation Index Bond
       2.375%, due 04/15/11 -
         01/15/27........................     318,172,829     334,349,351
       2.000%, due 04/15/12 -
         01/15/26........................     144,810,204     146,399,967
       2.625%, due 07/15/17..............      13,789,040      14,882,470
       3.625%, due 04/15/28..............      59,244,888      75,074,411
       3.875%, due 04/15/29..............      79,699,511     105,477,361
       3.375%, due 04/15/32..............       2,841,288       3,639,957
      U.S. Treasury Inflation Index Note
       3.500%, due 01/15/11..............      41,646,330      44,802,372
       3.375%, due 01/15/12..............         828,247         903,760

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                               PAR            VALUE
       DESCRIPTION                           AMOUNT         (NOTE 2)
       -----------------------------------------------------------------

       U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
        3.000%, due 07/15/12............ $    38,443,650 $    41,648,313
        2.000%, due 01/15/14 -
          01/15/16......................     278,828,748     287,796,698
        3.875%, due 01/15/09............         274,284         282,470
        4.250%, due 01/15/10............      32,779,687      34,987,203
        0.875%, due 04/15/10............      79,405,116      79,163,248
        1.875%, due 07/15/13............      25,628,512      26,417,409
        1.625%, due 01/15/15............      18,268,466      18,346,966
       U.S. Treasury Note
        4.625%, due 11/15/16............       2,000,000       2,104,688
        4.750%, due 08/15/17............       7,800,000       8,240,583
                                                         ---------------
       Total U.S. Government & Agency
       Obligations
       (Cost $1,870,667,520)                               1,891,243,510
                                                         ---------------

       CONVERTIBLE BONDS - 0.5%
       OIL, GAS & CONSUMABLE FUELS - 0.5%
       Chesapeake Energy Corp.
         2.500%, due 05/15/37
         (Cost - $5,194,535)............       5,100,000       5,702,208
                                                         ---------------
       PURCHASED OPTIONS - 0.2%
       Eurodollar Calls, Expire 06/26/08       5,100,000          40,109
       Eurodollar Calls, Expire 07/08/10       5,600,000         260,772
       Eurodollar Puts, Expire 03/19/08.       1,720,000              --
       Eurodollar Puts, Expire 06/18/08.         476,250              --
       Eurodollar Puts, Expire 06/26/08.       5,100,000         572,402
       Eurodollar Puts, Expire 07/08/10.       5,600,000         512,028
       Japanese Yen Calls,
         Expire 06/23/08................      14,600,000          50,779
       Japanese Yen Puts,
         Expire 06/23/08................      14,600,000       1,101,088
       Option on TIPS Puts,
         Expire 01/22/08................      40,000,000           6,400
       Option on TIPS Puts,
         Expire 01/31/08................      50,000,000          33,000
       OTC Japanese Yen Calls,
         Expire 12/01/08................       3,000,000          65,766
       U.S. Treasury Bonds Future Calls,
         Expire 02/22/08................         116,000           1,813
       U.S. Treasury Notes 5 Year Future
         Calls, Expire 01/25/08.........       1,151,000          17,984
                                                         ---------------
       Total Purchased Options
       (Cost $1,960,563)                                       2,662,141
                                                         ---------------

       SHORT-TERM INVESTMENTS - 18.3%
       COMMERCIAL PAPER - 15.0%
       Abbey National North America LLC
        4.570%, due 01/04/08............      32,700,000      32,687,547
        5.175%, due 07/02/08+...........       1,300,000       1,300,461

        -------------------------------------------------------------------
        SECURITY                              PAR            VALUE
        DESCRIPTION                          AMOUNT         (NOTE 2)
        -------------------------------------------------------------------

        COMMERCIAL PAPER - CONTINUED
        Barclays U.S. Fund
          5.005%, due 03/17/08.......... $    28,700,000 $    28,396,753
        Citibank Omni
         5.900%, due 01/25/08
           (144A)(a)....................       6,200,000       6,175,613
         5.940%, due 02/01/08
           (144A)(a)....................      12,400,000      12,336,574
        Dexia Credit Local
          4.795%, due 09/29/08+.........       4,800,000       4,798,603
        Fortis Bank
         4.800%, due 04/28/08+..........         700,000         699,899
         4.790%, due 06/30/08+..........       1,400,000       1,399,726
         4.780%, due 09/30/08+..........       4,800,000       4,798,562
        General Electric Capital Corp.
          3.750%, due 01/02/08..........      31,900,000      31,896,677
        National Australia Fund
          4.240%, due 01/04/08
          (144A)(a).....................      34,400,000      34,387,845
        Nordea Bank Finland Plc
         4.788%, due 03/31/08+..........         300,000         300,205
         4.991%, due 05/28/08+..........       6,300,000       6,299,314
         5.188%, due 12/01/08+..........       5,500,000       5,498,647
         5.230%, due 04/09/09+..........       7,000,000       6,998,503
        Royal Bank of Scotland Plc
          4.810%, due 03/26/08+.........       2,300,000       2,299,840
        Skandinaviska Enskilda Banken AB
          5.216%, due 02/04/08+.........         100,000          99,999
        Societe Generale North America
         4.815%, due 03/26/08+..........       2,300,000       2,299,840
         4.794%, due 06/30/08+..........       6,200,000       6,207,283
        Unicredito Italiano S.p.A.
         4.855%, due 05/06/08+..........       1,400,000       1,399,858
                                                         ---------------
                                                             190,281,749
                                                         ---------------
        REPURCHASE AGREEMENT - 1.1%
        State Street Bank & Trust Co.,
          Repurchase Agreement, dated
          12/31/07 at 2.600% to be
          repurchased at $13,997,022 on
          01/02/08 collateralized by
          14,185,000 FNMA at 3.250% due
          02/15/09 with a value of
          $14,274,933...................      13,995,000      13,995,000
                                                         ---------------
        U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 2.2%
        Federal Home Loan Mortgage Corp.
          3.000%, due 01/02/08(h).......      18,000,000      17,998,500
        U.S. Treasury Bill
         2.830%, due 02/28/08(h)(i).....         185,000         184,157
         2.955%, due 02/28/08(h)(i).....          65,000          64,691

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                           PAR             VALUE
         DESCRIPTION                       AMOUNT          (NOTE 2)
         --------------------------------------------------------------

         U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - CONTINUED
          3.080%, due 02/28/08(h)(i).  $       400,000 $       398,015
          3.190%, due 02/28/08(h)(i).          750,000         746,146
          3.195%, due 02/28/08(h)(i).          350,000         348,198
          2.600%, due 03/13/08(h)(i).           95,000          94,506
          2.725%, due 03/13/08(h)(i).           60,000          59,673
          2.825%, due 03/13/08(h)(i).          415,000         412,655
          2.850%, due 03/13/08(h)(i).           50,000          49,715
          2.990%, due 03/13/08(h)(i).        1,960,000       1,948,279
          2.983%, due 03/13/08(h)(i).        5,655,000       5,621,266
                                                       ---------------
                                                            27,925,801
                                                       ---------------
         Total Short-Term Investments
         (Cost $232,202,550)                               232,202,550
                                                       ---------------

         TOTAL INVESTMENTS - 203.1%
         (Cost $2,548,792,505)                           2,572,322,986
                                                       ---------------

         Other Assets and Liabilities (net) - (103.1)%  (1,306,016,303)
                                                       ---------------

         TOTAL NET ASSETS - 100.0%                     $ 1,266,306,683
                                                       ===============

PORTFOLIO FOOTNOTES:

+ Variable or floating rate security. The stated rate represents the rate at
  December 31, 2007.
(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $103,375,318 of net assets.
(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate $34,136,186 of net assets.
(c) Par shown in EUR. Value is shown in USD.
(d) Par shown in CAD. Value is shown in USD.
(e) Par shown in JPY. Value is shown in USD.
(f) Par shown in GBP. Value is shown in USD.
(g) This security is traded on a "to-be-announced" basis.
(h) Zero coupon bond - Interest rate represents current yield to maturity.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $27,925,801.
(j) Securities represent loan participation. The aggregate cost and market value of these securities are $11,411,811 and $11,418,974 respectively.
FNMA - Federal National Mortgage Association
TIPS - Treasury Inflation Protected Securities

                                                  STRIKE       NUMBER OF
WRITTEN CALL OPTIONS                  EXPIRATION  PRICE        CONTRACTS       VALUE
-----------------------------------------------------------------------------------------
OTC ECAL U.S. Dollar Vs. Japanese Yen 06/23/2008 $  118.15     (4,300,000) $     (14,955)
OTC ECAL Swaption                     08/07/2008      5.67     (4,800,000)      (530,995)
Options on Interest Rate Swaps        08/07/2008      5.67     (3,400,000)      (376,121)
Options on Interest Rate Swaps        08/07/2008      5.67     (2,700,000)      (298,685)
Options on Interest Rate Swaps        09/20/2010      5.37    (13,000,000)      (600,438)
Options on Interest Rate Swaps        09/20/2010      5.37    (14,000,000)      (646,625)
U.S. Treasury Note 10 Year Futures    02/22/2008    111.00           (372)    (1,057,875)
                                                                           -------------
(Written Option Premium $1,428,673)                                        $  (3,525,694)
                                                                           =============

                                                  STRIKE    NUMBER OF
WRITTEN PUT OPTIONS                   EXPIRATION  PRICE     CONTRACTS       VALUE
--------------------------------------------------------------------------------------
OTC EPUT U.S. Dollar Vs. Japanese Yen 06/23/2008 $  118.15  (4,300,000) $    (324,293)
OTC EPUT U.S. Dollar Vs. Japanese Yen 12/01/2008    100.00  (3,000,000)       (54,612)
OTC EPUT Swaption                     08/07/2008      5.67  (4,800,000)       (75,522)
OTC EPUT Swaption                     08/07/2008      5.67  (3,400,000)       (53,494)
Options on Interest Rate Swaps        08/07/2008      5.67  (2,700,000)       (42,481)
Options on Interest Rate Swaps        09/20/2010      5.37 (13,000,000)      (360,592)
Options on Interest Rate Swaps        09/20/2010      5.37 (14,000,000)      (388,330)
U.S. Treasury Note Futures            02/22/2008    106.00        (268)        (4,188)
U.S. Treasury Note 10 Year Futures    02/22/2008    110.00      (1,153)      (288,250)
                                                                        -------------
(Written Option Premium $2,476,389)                                     $  (1,591,762)
                                                                        =============

SECURITY SOLD SHORT              INTEREST RATE  MATURITY    PROCEEDS        VALUE
--------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.         5.500%   TBA    $   42,938,750 $   43,044,598
Federal Home Loan Mortgage Corp.         6.000%   TBA       107,224,172    107,167,526
Federal National Mortgage Assoc.         5.500%   TBA        32,365,375     32,586,430
Federal National Mortgage Assoc.         6.000%   TBA        17,930,000     18,009,746

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


SECURITY SOLD SHORT                 INTEREST RATE  MATURITY   PROCEEDS      VALUE
-------------------------------------------------------------------------------------
Federal National Mortgage Assoc.            5.000%   TBA       8,668,000    8,586,873
Federal National Mortgage Assoc.            6.000%   TBA      21,341,250   21,324,849
Government National Mortgage Assoc.         6.500%   TBA      14,674,656   14,663,715
Government National Mortgage Assoc.         6.000%   TBA       6,101,250    6,143,436
Government National Mortgage Assoc.         5.500%   TBA       1,997,500    2,014,688
U.S. Treasury Bond                          4.750% 02/15/37    4,529,257    4,606,254
U.S. Treasury Note                          4.750% 08/15/17   18,980,491   19,333,676
U.S. Treasury Note                          4.250% 11/15/13   14,077,277   15,141,806
U.S. Treasury Note                          4.125% 08/31/12    7,475,425    7,518,431
U.S. Treasury Note                          4.625% 11/15/16    2,001,968    2,104,688
U.S. Treasury Note                          4.250% 08/15/14      713,639      724,008
U.S. Treasury Note                          1.875% 07/15/15   31,764,038   32,296,933
                                                            ------------ ------------
                                                            $332,783,048 $335,267,657
                                                            ============ ============

The following table summarizes the credit composition of the portfolio holdings of the PIMCO Inflation Protected Portfolio at December 31, 2007, based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                              AAA                        81.17%
                              AA                          6.32
                              A                           2.61
                              BBB                         0.52
                              BB                          0.51
                              B                           0.21
                              CCC                         0.05
                              Other                       8.61
                                                        ------
                              Total:                    100.00%
                                                        ======

                                                                                  ACQUISITION
                                                                                   COST AS A                 VALUE AS A
                                                        ACQUISITION ACQUISITION  PERCENTAGE OF              PERCENTAGE OF
ILLIQUID AND RESTRICTED SECURITIES                         DATES       COST       NET ASSETS      VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Atlantic & Western, Ltd. 11.481%, due 01/09/09           12/16/05   $  1,200,000     0.09%     $  1,212,540     0.10%
Atlas Reinsurance Plc 8.690%, due 01/10/10               12/15/06     15,058,683     1.19        17,038,175     1.34
Calabash Re II, Ltd. 13.391%, due 01/08/10               12/20/06        400,000     0.03           413,087     0.03
East Lane Re, Ltd. 11.911%, due 05/06/11                 04/19/07        400,000     0.03           401,988     0.03
Foundation Re II, Ltd. 11.655%, due 11/26/10             11/10/06      1,000,000     0.08         1,036,677     0.08
Green Valley, Ltd. 8.376%, due 01/10/11                  12/11/07        735,100     0.06           731,410     0.06
Longpoint Re, Ltd. 10.241%, due 05/08/10                 04/27/07      1,400,000     0.11         1,437,027     0.11
Merna Reinsurance, Ltd. 5.480%, due 07/07/10             09/21/07      3,960,000     0.31         3,920,200     0.31
Mystic Re Ltd. 14.081%, due 12/05/08                     11/20/06        700,000     0.06           711,970     0.06
Phoenix Quake Wind, Ltd. 7.680%, due 07/03/08            06/18/03      1,500,000     0.12         1,501,425     0.12
Redwood Capital IX Ltd. 11.493%, due 01/09/08            12/12/06      1,400,000     0.11         1,399,381     0.11
Redwood Capital IX Ltd. 12.993%, due 01/09/08            12/12/06        500,000     0.04           499,875     0.04
Residential Reinsurance 2007, Ltd. 12.374, due 06/07/10  05/16/07      1,600,000     0.13         1,646,560     0.13
Shackleton Re, Ltd. 12.960%, due 02/07/08                07/27/06      1,000,000     0.08         1,002,700     0.08
Vita Capital III, Ltd. 6.351%, due 01/01/12              12/12/06        800,000     0.06           788,311     0.06
Vita Capital, Ltd. 6.131, due 01/01/10                   04/18/07        399,280     0.03           394,860     0.03
                                                                    ------------     ----      ------------     ----
                                                                    $ 32,053,063     2.53%     $ 34,136,186     2.69%
                                                                    ============     ====      ============     ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

PIMCO INFLATION PROTECTED BOND PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                             $2,558,327,986
   Repurchase Agreement                                            13,995,000
   Cash                                                               360,746
   Cash denominated in foreign currencies**                         8,094,105
   Receivable for investments sold                                411,343,545
   Receivable for Trust shares sold                                 1,008,385
   Interest receivable                                             10,249,722
   Unrealized appreciation on swap contracts(b)                     5,045,709
   Unrealized appreciation on forward currency contracts
    (Note 8)                                                        3,802,032
                                                               --------------
     Total assets                                               3,012,227,230
                                                               --------------
LIABILITIES
   Payables for:
     Investments purchased                                      1,392,592,564
     Trust shares redeemed                                            410,963
     Securities sold short, at value(a) (Note 2)                  335,267,657
     Net variation margin on financial futures contracts
       (Note 7)                                                       498,912
     Unrealized depreciation on swap contracts(b)                   8,423,167
     Unrealized depreciation on forward currency contracts
       (Note 8)                                                       273,537
     Outstanding written options(c)                                 5,117,456
     Distribution and services fees - Class B                          83,553
     Distribution and services fees - Class E                             854
     Interest payable short position                                1,434,589
     Interest payable swap position                                 1,026,538
     Investment advisory fee (Note 3)                                 525,174
     Administration fee                                                 6,430
     Custodian and accounting fees                                    162,936
   Accrued expenses                                                    96,217
                                                               --------------
     Total liabilities                                          1,745,920,547
                                                               --------------
NET ASSETS                                                     $1,266,306,683
                                                               ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                             $1,202,120,889
   Distribution in excess of net realized gain                    (23,841,764)
   Unrealized appreciation on investments, futures
    contracts, options contracts, short sales, swap
    contracts and foreign currency                                 35,989,628
   Undistributed net investment income                             52,037,930
                                                               --------------
     Total                                                     $1,266,306,683
                                                               ==============
NET ASSETS
   Class A                                                     $  857,454,979
                                                               ==============
   Class B                                                        401,597,204
                                                               ==============
   Class E                                                          7,254,500
                                                               ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                         78,065,795
                                                               ==============
   Class B                                                         36,654,339
                                                               ==============
   Class E                                                            662,072
                                                               ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                     $        10.98
                                                               ==============
   Class B                                                              10.96
                                                               ==============
   Class E                                                              10.96
                                                               ==============

------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements         $2,534,797,505
**Cost of cash denominated in foreign currencies                    8,110,252
(a)Proceeds of short sales                                        332,783,048
(b)Cost of Swaps                                                    3,740,478
(c)Cost of written options                                          3,905,062

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

PIMCO INFLATION PROTECTED BOND PORTFOLIO
INVESTMENT INCOME:
   Interest                                      $ 65,524,313
                                                 ------------
       Total investment income                     65,524,313
                                                 ------------
EXPENSES:
   Investment advisory fee (Note 3)                 6,138,802
   Administration fees                                 83,481
   Custody and accounting fees                        168,577
   Distribution fee - Class B                         927,741
   Distribution fee - Class E                           7,092
   Transfer agent fees                                 13,924
   Audit                                               32,312
   Legal                                               20,391
   Trustee fees and expenses                           16,104
   Shareholder reporting                              282,780
   Insurance                                           15,679
   Other                                                7,813
                                                 ------------
       Total expenses                               7,714,696
                                                 ------------
   Net investment income                           57,809,617
                                                 ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAPS CONTRACTS AND
FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                 37,295,032
       Futures contracts                          (22,290,299)
       Options contracts                             (539,429)
       Swap contracts                                (375,987)
       Foreign currency                            (3,894,587)
                                                 ------------
   Net realized gain on investments, futures
       contracts, options contracts, swaps
       contracts and foreign currency              10,194,730
                                                 ------------
   Net change in unrealized appreciation
       (depreciation) on:
       Investments                                 56,876,481
       Futures contracts                           12,215,101
       Options contracts                           (1,013,489)
       Short sales                                 (2,097,777)
       Swap contracts                                (676,380)
       Foreign currency                             4,214,982
                                                 ------------
   Net change in unrealized appreciation on
       investments, futures contracts,
       options contracts, short sales, swaps
       contracts and foreign currency              69,518,918
                                                 ------------
   Net realized and change in unrealized
       gain on investments, futures
       contracts, options contracts, short
       sales, swap contracts and foreign
       currency                                    79,713,648
                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                       $137,523,265
                                                 ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

PIMCO INFLATION PROTECTED BOND PORTFOLIO
                                                                            Year Ended      Year Ended
                                                                           December 31,    December 31,
                                                                               2007            2006
                                                                          --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                  $   57,809,617  $   46,578,298
   Net realized gain (loss) on investments, futures contracts,
       options contracts, swap contracts and foreign currency                 10,194,730      (9,165,893)
   Net change in unrealized appreciation (depreciation) on
       investments, futures contracts, options contracts, short
       sales, swap contracts and foreign currency                             69,518,918     (33,339,718)
                                                                          --------------  --------------
   Net increase in net assets resulting from operations                      137,523,265       4,072,687
                                                                          --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (24,298,686)    (27,933,547)
     Class B                                                                  (7,902,994)    (13,935,943)
     Class E                                                                     (91,624)             --
   From net realized gains
     Class A                                                                          --     (19,510,353)
     Class B                                                                          --     (10,635,624)
     Class E                                                                          --              --
                                                                          --------------  --------------
   Net decrease in net assets resulting from distributions                   (32,293,304)    (72,015,467)
                                                                          --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
       Class A                                                               497,730,817     364,484,866
       Class B                                                                98,220,211      39,688,328
       Class E                                                                 7,806,017       3,951,914
   Net asset value of shares issued through dividend reinvestment
       Class A                                                                24,298,686      47,443,900
       Class B                                                                 7,902,994      24,571,567
       Class E                                                                    91,624              --
   Cost of shares repurchased
       Class A                                                              (622,705,784)    (68,345,957)
       Class B                                                              (103,639,308)    (58,643,581)
       Class E                                                                (4,398,696)       (649,134)
                                                                          --------------  --------------
   Net increase (decrease) in net assets from capital share
       transactions                                                          (94,693,439)    352,501,903
                                                                          --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                  10,536,522     284,559,123
   Net assets at beginning of period                                       1,255,770,161     971,211,038
                                                                          --------------  --------------
   Net assets at end of period                                            $1,266,306,683  $1,255,770,161
                                                                          ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                             $   52,037,930  $   32,704,735
                                                                          ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                                 CLASS A
PIMCO INFLATION PROTECTED BOND PORTFOLIO                                 ----------------------------------------------------
                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                         ----------------------------------------------------
                                                                            2007       2006       2005        2004      2003(B)
                                                                         ------     ------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.08     $10.78     $ 10.64     $ 10.29     $10.00
                                                                         ------     ------     -------     -------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.49 (a)   0.43 (a)    0.31 (a)    0.16 (a)   0.07 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................   0.65      (0.40)      (0.15)       0.81       0.47
                                                                         ------     ------     -------     -------     ------
Total from Investment Operations........................................   1.14       0.03        0.16        0.97       0.54
                                                                         ------     ------     -------     -------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.24)     (0.43)         --       (0.11)     (0.04)
Distributions from Net Realized Capital Gains...........................     --      (0.30)      (0.02)      (0.51)     (0.21)
                                                                         ------     ------     -------     -------     ------
Total Distributions.....................................................  (0.24)     (0.73)      (0.02)      (0.62)     (0.25)
                                                                         ------     ------     -------     -------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $10.98     $10.08     $ 10.78     $ 10.64     $10.29
                                                                         ======     ======     =======     =======     ======
TOTAL RETURN                                                              11.08%      0.65%       1.48%       9.41%      5.47%
Ratio of Expenses to Average Net Assets.................................   0.55%      0.58%       0.55%       0.62%      0.70%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.55%      0.58%        N/A         N/A       0.74%*
Ratio of Net Investment Income to Average Net Assets....................   4.78%      4.21%       2.85%       1.39%      0.72%*
Portfolio Turnover Rate.................................................  885.7%(c)  851.3%     1228.7%     1173.9%     935.0%
Net Assets, End of Period (in millions)................................. $857.5     $885.5     $ 585.8     $ 331.3     $  1.1

                                                                                                 CLASS B
                                                                         ----------------------------------------------------
                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                         ----------------------------------------------------
                                                                            2007       2006       2005        2004      2003(B)
                                                                         ------     ------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.06     $10.76     $ 10.63     $ 10.29     $10.00
                                                                         ------     ------     -------     -------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.46 (a)   0.40 (a)    0.27 (a)    0.08 (a)   0.07 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................   0.66      (0.41)      (0.12)       0.84       0.46
                                                                         ------     ------     -------     -------     ------
Total from Investment Operations........................................   1.12      (0.01)       0.15        0.92       0.53
                                                                         ------     ------     -------     -------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.22)     (0.39)         --       (0.07)     (0.03)
Distributions from Net Realized Capital Gains...........................     --      (0.30)      (0.02)      (0.51)     (0.21)
                                                                         ------     ------     -------     -------     ------
Total Distributions.....................................................  (0.22)     (0.69)      (0.02)      (0.58)     (0.24)
                                                                         ------     ------     -------     -------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $10.96     $10.06     $ 10.76     $ 10.63     $10.29
                                                                         ======     ======     =======     =======     ======
TOTAL RETURN                                                              10.80%      0.39%       1.39%       8.99%      5.35%
Ratio of Expenses to Average Net Assets.................................   0.80%      0.82%       0.80%       0.81%      0.84%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.80%      0.82%        N/A         N/A       0.84%*
Ratio of Net Investment Income to Average Net Assets....................   4.52%      3.93%       2.52%       0.73%      0.64%*
Portfolio Turnover Rate.................................................  885.7%(c)  851.3%     1228.7%     1173.9%     935.0%
Net Assets, End of Period (in millions)................................. $401.6     $367.0     $ 385.4     $ 502.3     $366.2

*  Annualized
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2003.
(c) Excludes of TBA securities.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


    SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD
    ENDED:

                                                              CLASS E
    PIMCO INFLATION PROTECTED BOND PORTFOLIO           -----------------
                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       -----------------
                                                          2007     2006(B)
                                                       ------     -------
    NET ASSET VALUE, BEGINNING OF PERIOD.............. $10.06     $ 9.92
                                                       ------     ------
    INCOME (LOSS) FROM INVESTMENT OPERATIONS
    Net Investment Income.............................  0.48 (a)    0.29 (a)
    Net Realized/Unrealized (Loss) on Investments.....   0.65      (0.15)
                                                       ------     ------
    Total from Investment Operations..................   1.13       0.14
                                                       ------     ------
    LESS DISTRIBUTIONS
    Dividends from Net Investment Income..............  (0.23)        --
    Distributions from Net Realized Capital Gains.....     --         --
                                                       ------     ------
    Total Distributions...............................  (0.23)        --
                                                       ------     ------
    NET ASSET VALUE, END OF PERIOD.................... $10.96     $10.06
                                                       ======     ======
    TOTAL RETURN                                        10.93%      1.41%
    Ratio of Expenses to Average Net Assets...........   0.71%      0.75%*
    Ratio of Expenses to Average Net Assets Before
      Reimbursement and Rebates.......................   0.71%      0.75%*
    Ratio of Net Investment Income to Average Net
      Assets..........................................   4.63%      4.23%*
    Portfolio Turnover Rate...........................  885.7%(c)  851.3%
    Net Assets, End of Period (in millions)........... $  7.3     $  3.3

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.
(c) Excludes of TBA securities.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is PIMCO Inflation Protected Bond Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Effective September 4, 2007, exchange traded options are valued at the mean price and previously were valued at the last sale price. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements and options thereon are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

Short positions traded in the OTC market are valued at the last available asked price.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


H. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

J. SHORT SALES - The Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

K. SWAP AGREEMENTS - The Portfolio may enter into swap contracts. Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

or other liquid assets, to avoid any potential leveraging of the Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the investment adviser believes such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the investment adviser will not treat them as being subject to the Portfolio's borrowing restrictions. The Portfolio may enter into OTC swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Among the strategic transactions into which the Portfolio may enter are interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

In addition the Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding sentence. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

L. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

M. REVERSE REPURCHASE AGREEMENTS - The Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

N. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

O. CREDIT AND MARKET RISK - The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Portfolio has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At December 31, 2007, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities with an aggregate value of $824,885,805 (representing 53% of the Portfolio's total assets).

P. LOAN PARTICIPATIONS - The portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolios' investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Pacific Investment Management Company LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                          Management Fees
                                         earned by Manager
                                         for the year ended
Portfolio                                December 31, 2007  % per annum Average Daily Net Assets
---------                                ------------------ ----------- ------------------------

PIMCO Inflation Protected Bond Portfolio     $6,138,802        0.50%    First $1.2 Billion

                                                               0.45%    Over $1.2 Billion

Prior to April 30, 2007, the management fee for the Portfolio was 50 basis points per all average daily assets. The management fee earned for the period January 1, 2007 through April 29, 2007 was $2,193,462.

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                  Maximum Expense Ratio
                                                  under current Expense
                                                  Limitation Agreement
                                                 ----------------------
        Portfolio                                Class A Class B Class E
        ---------                                ------- ------- -------

        PIMCO Inflation Protected Bond Portfolio  0.65%   0.90%   0.80%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to Reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                                Shares Issued              Net Increase
                                                                   Through                  (Decrease)
                                         Beginning                Dividend      Shares      in Shares     Ending
                                          Shares    Shares Sold Reinvestment  Repurchased  Outstanding    Shares
-                                        ---------- ----------- ------------- -----------  ------------ ----------
PIMCO Inflation Protected Bond Portfolio

 Class A

 12/31/2007                              87,861,913 48,592,282    2,389,251   (60,777,651)  (9,796,118) 78,065,795
 12/31/2006                              54,327,315 35,479,616    4,798,379    (6,743,397)  33,534,598  87,861,913

 Class B

 12/31/2007                              36,474,733  9,470,132      777,089   (10,067,615)     179,606  36,654,339
 12/31/2006                              35,834,547  3,873,479    2,491,777    (5,725,070)     640,186  36,474,733

 Class E

 12/31/2007                                 329,047    750,964        9,018      (426,957)     333,025     662,072
 05/01/2006-12/31/2006                           --    392,806           --       (63,759)     329,047     329,047

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                   Purchases                        Sales
                                         ------------------------------ ------------------------------
                                         U.S. Government Non-Government U.S. Government Non-Government
                                         --------------- -------------- --------------- --------------

PIMCO Inflation Protected Bond Portfolio $17,636,665,350  $443,872,359  $18,523,870,133  $81,537,322

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                            Federal        Gross         Gross          Net
                                           Income Tax    Unrealized    Unrealized    Unrealized
Portfolio                                     Cost      Appreciation (Depreciation) Appreciation
---------                                -------------- ------------ -------------- ------------

PIMCO Inflation Protected Bond Portfolio $2,565,896,942 $12,793,175   $(6,367,131)   $6,426,044

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                             Ordinary Income     Long-Term Capital Gain          Total
                                         ----------------------- ---------------------- -----------------------
                                            2007        2006     2007        2006          2007        2006
                                         ----------- ----------- ----        --------   ----------- -----------

PIMCO Inflation Protected Bond Portfolio $32,293,304 $71,351,761 $--       $664,184     $32,293,304 $72,015,945

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                         Undistributed Undistributed     Net
                                           Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                            Income         Gain      Appreciation   and Deferrals       Total
                                         ------------- ------------- ------------ ------------------ -----------

PIMCO Inflation Protected Bond Portfolio  $59,020,805       $--       $5,165,592         $--         $64,186,397

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

7. FUTURES CONTRACTS


The futures contracts outstanding as of December 31, 2007 and the description and unrealized appreciation (depreciation) were as follows:

                                                                                                 Unrealized
                                                                      Number of                Appreciation/
Description                                       Expiration Date     Contracts Notional Value (Depreciation)
-----------                                    ---------------------- --------- -------------- --------------

Euribor Futures                                December 2008 - Long       298   $  71,311,400   $   184,221

LIBOR Futures                                  March 2008 - Long        1,127     133,014,175        48,027

LIBOR Futures                                  June 2008 - Long         1,045     123,741,063       894,509

LIBOR Futures                                  September 2008 - Long      332      39,412,550       371,120

LIBOR Futures                                  December 2008 - Long       122      14,508,850        78,689

LIBOR Futures                                  March 2009 - Long           82       9,761,075        63,061

LIBOR Futures                                  June 2009 - Long           132      15,711,300       104,390

Euro Dollar Futures                            March 2008 - Long           78      18,674,175       149,175

Euro Dollar Futures                            June 2008 - Long           393      94,570,538       946,288

Euro Dollar Futures                            September 2008 - Long      383   $  92,408,325       383,775

Euro Dollar Futures                            September 2009 - Long      503     121,160,125       816,225

Euro Dollar Futures                            December 2008 - Long       405      97,837,875   $ 1,208,588

Euro Dollar Futures                            March 2009 - Long        1,588     383,621,100     4,160,513

Euro Dollar Futures                            December 2009 - Long       200      48,090,000        (7,500)

Euro Dollar Futures                            June 2009 - Long           605     145,971,375     1,286,488

Euribor Futures                                September 2008 - Short    (110)    (26,303,750)       74,272

Euribor Futures                                June 2009 - Short           (7)     (1,677,025)       (2,427)

Germany Federal Republic Bonds 10 Year Futures March 2008 - Short         (94)    (10,632,340)      278,578

Japan Government Bonds 10 Year Futures         March 2008 - Short          (2)   (273,620,000)       (9,488)

U.S. Treasury Note 5 Year Futures              March 2008 - Short      (1,226)   (135,204,813)       21,757

U.S. Treasury Bonds Futures                    March 2008 - Short      (1,589)   (184,919,875)    1,215,516
                                                                                                -----------

                                                                                                $12,265,777
                                                                                                ===========

8. FORWARD FOREIGN CURRENCY CONTRACTS

Forward Foreign Currency Contracts to Buy:

                                                                 Net Unrealized
                                     Value at for    In Exchange Appreciation/
  Settlement Date Contracts to Buy December 31, 2007 for U.S. $  (Depreciation)
  --------------- ---------------- ----------------- ----------- --------------

     3/4/2008        930,618  BRL     $   518,760    $   492,000    $ 26,760

     7/2/2008     15,780,081  BRL       8,637,485      7,856,649     780,836

     7/2/2008     18,468,602  BRL      10,109,091      9,945,397     163,694

     7/2/2008      9,134,896  BRL       5,000,135      4,832,000     168,135

     7/2/2008     20,877,330  BRL      11,427,548     11,490,000     (62,452)

     1/10/2008    89,397,702  CNY      12,260,368     11,982,000     278,368

     1/10/2008    18,047,295  CNY       2,475,080      2,415,000      60,080

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

                                                                 Net Unrealized
                                     Value at for    In Exchange Appreciation/
 Settlement Date Contracts to Buy  December 31, 2007 for U.S. $  (Depreciation)
 --------------- ----------------  ----------------- ----------- --------------

    3/7/2008        15,665,936 CNY     2,169,948      2,132,000       37,948

    3/7/2008         4,737,118 CNY       656,156        646,000       10,156

    3/7/2008         9,551,472 CNY     1,323,010      1,302,000       21,010

    3/7/2008         4,801,150 CNY       665,025        655,000       10,025

    3/7/2008         4,753,276 CNY       658,394        649,000        9,394

    3/7/2008         9,140,352 CNY     1,266,065      1,248,000       18,065

    3/7/2008         9,212,963 CNY     1,276,122      1,258,000       18,122

    3/7/2008        22,512,104 CNY     3,118,236      3,038,481       79,755

    3/2/2009        43,461,700 CNY     6,520,690      6,130,000      390,690

    3/2/2009        16,098,390 CNY     2,415,290      2,277,000      138,290

    3/2/2009        17,335,640 CNY     2,600,918      2,452,000      148,918

    3/2/2009        18,414,165 CNY     2,762,733      2,607,500      155,233

    1/17/2008          137,000 EUR    $  200,069     $  201,717     $ (1,648)

    2/7/2008       380,753,000 JPY     3,422,246      3,413,735        8,511

    2/7/2008       520,242,000 JPY     4,675,987      4,672,490        3,497

    2/7/2008       132,496,890 JPY     1,190,895      1,180,000       10,895

    2/7/2008       178,297,006 JPY     1,602,551      1,591,000       11,551

    2/7/2008       178,344,418 JPY     1,602,977      1,591,000       11,977

    2/7/2008       195,425,160 JPY     1,756,501      1,743,000       13,501

    2/7/2008        67,801,140 JPY       609,403        605,000        4,403

    1/30/2008       91,060,000 KRW        97,518        100,000       (2,482)

    1/30/2008       74,348,750 KRW        79,622         81,756       (2,134)

    5/30/2008    2,582,324,443 KRW     2,778,528      2,769,545        8,983

    5/30/2008    2,572,438,707 KRW     2,767,891      2,756,873       11,018

    3/13/2008        5,686,272 MXN       518,075        512,000        6,075

    3/13/2008       14,452,669 MXN     1,316,778      1,322,657       (5,879)

    3/13/2008       13,108,200 MXN     1,194,284      1,200,000       (5,716)

    3/13/2008       14,610,068 MXN     1,331,119      1,337,000       (5,881)

    3/13/2008       14,616,107 MXN     1,331,669      1,336,000       (4,331)

    3/13/2008       14,608,998 MXN     1,331,021      1,337,000       (5,979)

    3/13/2008        9,168,600 MXN       835,348        840,000       (4,652)

    3/13/2008       16,841,999 MXN     1,534,469      1,543,000       (8,531)

    3/13/2008        9,321,495 MXN       849,278        854,000       (4,722)

    3/13/2008        8,864,604 MXN       807,651        812,000       (4,349)

    3/13/2008        5,386,662 MXN       490,777        492,000       (1,223)

    7/10/2008       22,728,360 MXN     2,048,009      2,020,838       27,171

    7/10/2008       58,949,159 MXN     5,311,795      5,250,660       61,135

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

                                                                 Net Unrealized
                                     Value at for    In Exchange Appreciation/
  Settlement Date Contracts to Buy December 31, 2007 for U.S. $  (Depreciation)
  --------------- ---------------- ----------------- ----------- --------------

    7/10/2008      4,190,670  MXN        377,613        374,000         3,613

    7/10/2008     10,434,648  MXN        940,246        931,000         9,246

    7/10/2008     19,857,338  MXN      1,789,306      1,771,000        18,306

    7/10/2008      9,284,778  MXN        836,633        828,000         8,633

    7/10/2008      9,296,821  MXN        837,719        829,000         8,719

    7/10/2008     17,765,218  MXN      1,600,790      1,583,000        17,790

    7/10/2008      3,870,875  MXN        348,797        346,000         2,797

    5/21/2008      4,791,080  MYR      1,458,773      1,420,000        38,773

    7/10/2008     16,342,519  PLN      6,573,284      5,950,308       622,976

    1/11/2008     13,250,560  RUB        539,374        512,000        27,374

    1/11/2008     12,815,550  RUB        521,667        495,000        26,667

    1/11/2008     13,183,500  RUB        536,645        510,000        26,645

    1/11/2008     10,259,473  RUB     $  417,620     $  397,000    $   20,620

    1/11/2008     13,289,470  RUB        540,958        514,000        26,958

    1/11/2008      4,598,510  RUB        187,186        179,000         8,186

    1/11/2008     50,489,460  RUB      2,055,213      1,998,000        57,213

    1/11/2008     12,400,205  RUB        504,760        491,000        13,760

    1/11/2008     12,420,540  RUB        505,588        492,000        13,588

    1/11/2008      5,123,730  RUB        208,565        202,000         6,565

    11/5/2008      2,538,000  RUB        102,294        101,897           397

    11/19/2008    84,656,898  RUB      3,409,483      3,414,273        (4,790)

    2/20/2008        118,744  SGD         82,883         80,000         2,883

    2/20/2008        153,959  SGD        107,463        103,223         4,240

    5/22/2008      3,310,797  SGD      2,321,749      2,212,656       109,093

    5/22/2008      3,302,401  SGD      2,315,861      2,208,373       107,488

    5/22/2008      1,779,666  SGD      1,248,019      1,197,944        50,075
                                                                   ----------

                                                                   $3,802,032
                                                                   ==========

Forward Foreign Currency Contracts to Sell:

                                                                     Net Unrealized
                                           Value at      In Exchange Appreciation/
  Settlement Date Contracts to Deliver December 31, 2007 for U.S. $  (Depreciation)
  --------------- -------------------- ----------------- ----------- --------------

     3/6/2008      1,032,000    CHF       $   914,294    $   919,991   $   5,697

     1/10/2008    88,199,998    CNY        12,096,110     11,965,000    (131,110)

     1/10/2008    17,943,296    CNY         2,460,817      2,432,000     (28,817)

     1/10/2008       650,852    CNY            89,260         88,052      (1,208)

     1/10/2008       650,852    CNY            89,260         88,052      (1,208)

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

                                                                    Net Unrealized
                                          Value at      In Exchange Appreciation/
 Settlement Date Contracts to Deliver December 31, 2007 for U.S. $  (Depreciation)
 --------------- -------------------- ----------------- ----------- --------------

    3/7/2008        21,469,435   CNY       2,973,812      2,938,000     (35,812)

    3/7/2008        21,113,114   CNY       2,924,457      2,893,000     (31,457)

    3/7/2008        37,791,822   CNY       5,234,687      5,159,293     (75,394)

    3/2/2009        39,688,280   CNY       5,954,552      5,686,000    (268,552)

    3/2/2008        19,935,750   CNY       2,991,021      2,850,000    (141,021)

    3/2/2009        13,173,762   CNY       1,976,499      1,876,604     (99,895)

    3/2/2009        22,512,104   CNY       3,377,559      3,183,723    (193,836)

    1/17/2008       27,302,000   EUR      39,870,743     39,992,243     121,500

    1/17/2008          500,000   EUR         730,180        718,702     (11,478)

    1/31/2008        6,789,000   GBP      13,461,559     13,706,821     245,262

    1/31/2008        7,978,000   GBP      15,819,165     16,038,372     219,207

    2/7/2008     5,874,396,000   JPY      52,799,655     52,922,963     123,308

    3/13/2008      115,536,900   MXN     $10,526,530    $10,590,000   $  63,470

    1/11/2008       31,593,375   RUB       1,286,033      1,265,000     (21,033)

    1/11/2008       31,580,725   RUB       1,285,518      1,265,000     (20,518)

    1/11/2008       84,656,898   RUB       3,446,026      3,455,384       9,358
                                                                      ---------

                                                                      $(273,537)
                                                                      =========

               BRL - Brazilian Real      KRW - South Korean Won
               CHF - Swiss Franc         MXN - Mexican Peso
               CNY - China Yuan Renminbi MYR - Malaysian Ringgit
               EUR - Euro                PLN - Polish Zloty
               GBP - Great Britain Pound RUB - Russian Ruble
               JPY - Japanese Yen        SGD - Singapore Dollar

9. OPTIONS

During the year ended December 31, 2007 the following options contracts were written:

                                                     PIMCO INFLATION PROTECTED
                                                          BOND PORTFOLIO
                                                     -----------------------
                                                      Number of
                                                      Contracts      Premium
                                                     -----------   ----------
  Options outstanding at December 31, 2006..........  24,700,516   $  256,323
  Options written................................... 183,103,153    4,315,718
  Options bought back............................... (90,600,942)    (274,939)
  Options closed and expired........................ (29,800,934)    (392,040)
  Options exercised.................................          --           --
                                                     -----------   ----------
  Options outstanding at December 31, 2007..........  87,401,793   $3,905,062
                                                     ===========   ==========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

10. SWAP AGREEMENTS


Open swap agreements at December 31, 2007 were as follows:

                    Expiration
 Notional Amount       Date                                Description                                Value
-----------------   ---------- -------------------------------------------------------------------- --------
  1,300,000     USD  9/20/2008 Agreement with Goldman Sachs International, dated 07/06/2007         $(45,509)
                               to receive the notional amount multiplied by 1.400% and to pay par in event of default of underlying bond(s) of the Ford Motor
                               Credit Company, LLC.

  3,400,000     USD 12/20/2008 Agreement with Lehman Brothers dated 12/06/2006 to receive the         (2,951)
                               notional amount multiplied by 0.370% and to pay par in the event of default of underlying sovereign entities of the Republic of Peru.

  3,400,000     USD 12/20/2008 Agreement with Morgan Stanley Capital Services, Inc., dated            (5,345)
                               12/06/2006 to receive the notional amount multiplied by 0.300%
                               and to pay par in event of default of underlying sovereign entities of the Republic of Panama.

  7,800,000     USD  6/18/2010 Interest Rate Swap Agreement with Goldman Sachs Capital                49,440
                               Markets, L.P., dated 12/7/2007 to receive semi-annually the notional amount multiplied by 4.000% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

106,500,000     USD  6/18/2010 Interest Rate Swap Agreement with Morgan Stanley Capital             $675,052
                               Services, Inc., dated 12/21/2007 to receive semi-annually the notional amount multiplied by 4.00% and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

  2,600,000     USD  6/20/2012 Agreement with Bank of America, N.A., dated 09/17/2007 to              54,447
                               receive the notional amount multiplied by 0.350% and to pay par in event of default of underlying sovereign entities of the
                               CDX.NA.HY.8.

    700,000     USD  6/20/2012 Agreement with Bank of America, N.A., dated 09/17/2007 to              33,156
                               receive the notional amount multiplied by 1.400% and to pay par in event of default of underlying sovereign entities of the
                               CDX.NA.XO.8.

 10,600,000     USD  6/20/2012 Agreement with Lehman Brothers Special Financing, Inc., dated         536,454
                               09/14/2007 to receive the notional amount multiplied by 2.750%
                               and to pay par in event of default of underlying sovereign entities of the CDX.NA.HY.8.

  4,400,000     USD  6/20/2012 Agreement with Merrill Lynch International, dated 09/17/2007 to       222,679
                               receive the notional amount multiplied by 2.750% and to pay par in event of default of underlying sovereign entities of the
                               CDX.NA.HY.8.

    540,000     USD  6/20/2012 Agreement with Morgan Stanley Capital Services, Inc., dated            27,329
                               09/17/2007 to receive the notional amount multiplied by 2.750%
                               and to pay par in event of default of underlying sovereign entities of the CDX.NA.HY.8.

    600,000     USD  6/20/2012 Agreement with Morgan Stanley Capital Services, Inc., dated           (13,410)
                               08/17/2007 to receive the notional amount multiplied by 6.850%
                               and to pay par in event of default of underlying bond(s) of the
                               GMAC LLC.

    700,000     USD  9/20/2012 Agreement with Bank of America, N.A., dated 08/17/2007 to             (11,820)
                               receive the notional amount multiplied by 7.000% and to pay par in event of default of underlying bond(s) of the GMAC LLC.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

10. SWAP AGREEMENTS - CONTINUED

                   Expiration
Notional Amount       Date                                Description                               Value
----------------   ---------- ------------------------------------------------------------------- ---------
   800,000     USD  9/20/2012 Agreement with Citibank, N.A., New York, dated 08/16/2007 to           (6,430)
                              receive the notional amount multiplied by 7.350% and to pay par in event of default of underlying bond(s) of the GMAC LLC.

   500,000     USD  9/20/2012 Agreement with Citibank, N.A., New York, dated 08/14/2007 to           33,721
                              receive the notional amount multiplied by 5.00% and to pay par in event of default of underlying bond(s) of the GMAC LLC.

 1,300,000     USD  9/20/2012 Agreement with Goldman Sachs International, dated 07/20/2007         (151,758)
                              to receive the notional amount multiplied by 3.050% and to pay par in event of default of underlying bond(s) of the GMAC LLC.

   400,000     USD  9/20/2012 Agreement with J.P. Morgan Chase Bank, N.A., dated 07/20/2007         (36,516)
                              to receive the notional amount multiplied by 3.85% and to pay par in event of default of underlying bond(s) of the Ford Motor Credit
                              Company, LLC.

   500,000     USD  9/20/2012 Agreement with Merrill Lynch International, dated 09/17/2007 to     $  36,249
                              receive the notional amount multiplied by 4.800% and to pay par in event of default of underlying bond(s) of the GMAC LLC.

   800,000     USD  9/20/2012 Agreement with Morgan Stanley Capital Services, Inc., dated             2,769
                              08/14/2007 to receive the notional amount multiplied by 0.750%
                              and to pay par in event of default of underlying bond(s) of the The
                              Goldman Sachs Group, Inc.

 4,900,000     USD  9/20/2012 Agreement with Morgan Stanley Capital Services, Inc., dated           (45,577)
                              08/16/2007 to receive the notional amount multiplied by 7.300%
                              and to pay par in event of default of underlying bond(s) of the
                              GMAC LLC.

 1,000,000     USD  9/20/2012 Agreement with Morgan Stanley Capital Services, Inc., dated           (92,731)
                              07/20/2007 to receive the notional amount multiplied by 3.800%
                              and to pay par in event of default of underlying bond(s) of the
                              Ford Motor Credit Company, LLC.

 1,300,000     USD 12/20/2012 Agreement with Bank of America, N.A., dated 10/25/2007 to              18,117
                              receive the notional amount multiplied by 0.950% and to pay par in event of default of underlying bond(s) of the Merrill Lynch &
                              Co., Inc.

 6,700,000     USD 12/20/2012 Agreement with Citibank, N.A., New York, dated 09/20/2007 to           78,460
                              receive the notional amount multiplied by 0.400% and to pay par in event of default of underlying bond(s) of The Goldman Sachs
                              Group, Inc.

 2,800,000     USD 12/20/2012 Agreement with Lehman Brothers Special Financing, Inc., dated           6,093
                              11/28/2007 to receive semi-annually the notional amount
                              multiplied by 3.330% and to pay par in event of default of underlying sovereign entities of the CAD.NA.HY.9.

12,600,000     USD 12/20/2012 Agreement with Lehman Brothers Special Financing, Inc., dated          94,364
                              11/21/2007 to receive semi-annually the notional amount
                              multiplied by 0.600% and to pay par in event of default of underlying sovereign entities of the CAD.NA.HY.9.

19,800,000     USD 12/20/2012 Agreement with Merrill Lynch International, dated 10/16/2007 to       148,286
                              receive the notional amount multiplied by 0.600% and to pay par in event of default of underlying sovereign entities of the
                              CDX.NA.IG.9

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

10. SWAP AGREEMENTS - CONTINUED

                   Expiration
Notional Amount       Date                                Description                               Value
----------------   ---------- ------------------------------------------------------------------- ---------
19,800,000     USD 12/20/2012 Agreement with Morgan Stanley Capital Services, Inc., dated           148,286
                              10/16/2007 to pay semi-annually the notional amount multiplied by 0.600% and to pay par in event of default of underlying sovereign entities of the CAD.NA.HY.9.

 1,400,000     USD  6/18/2013 Interest Rate Swap Agreement with J.P. Morgan Chase Bank, N.A.,       (11,252)
                              dated 11/30/2007 to pay semi-annually the notional amount
                              multiplied by 4.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

28,500,000     USD  6/18/2013 Interest Rate Swap Agreement with Morgan Stanley Capital             (229,064)
                              Services, Inc., dated 12/14/2007 to pay semi-annually the notional amount multiplied by 4.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

 6,200,000     USD  6/18/2015 Interest Rate Swap Agreement with Lehman Brothers Special           $(191,612)
                              Financing, Inc., dated 12/10/2007 to pay semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

28,000,000     USD  6/20/2017 Interest Rate Swap Agreement with J.P. Morgan Chase Bank dated       (747,560)
                              12/08/2006 to pay semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount
                              multiplied by the 3 month USD-LIBOR-BBA.

 4,000,000     USD 12/20/2017 Agreement with Bank of America, N.A., dated 12/19/2007 to              13,676
                              receive semi-annually the notional amount multiplied by 0.800%
                              and to pay par in event of default of underlying sovereign entities of the CDX.NA.IG.9.

 5,500,000     USD 12/20/2017 Agreement with Goldman Sachs International, dated 12/21/2007           18,805
                              to receive the notional amount multiplied by 0.800% and to pay par in event of default of underlying sovereign entities of the
                              CDX.NA.IG.9.

 8,800,000     USD 12/20/2017 Agreement with J.P. Morgan Chase Bank dated 12/20/2007 to pay          30,087
                              semi-annually the notional amount multiplied by 0.800% and to pay par in event of default of underlying sovereign entities of the
                              CDX.NA.IG.9.

 3,600,000     USD 12/20/2017 Agreement with Lehman Brothers Special Financing, Inc., dated          12,308
                              12/21/2007 to receive the notional amount multiplied by 0.800%
                              and to pay par in event of default of underlying sovereign entities of the CDX.NA.IG.9.

 1,600,000     USD 12/20/2017 Agreement with Morgan Stanley Capital Services, Inc., dated             5,470
                              12/19/2007 to receive semi-annually the notional amount
                              multiplied by 0.800% and to pay par in event of default of underlying sovereign entities of the CDX.NA.IG.9.

40,200,000     USD  6/18/2018 Interest Rate Swap Agreement with Lehman Brothers dated              (866,589)
                              12/5/2007 to pay semi-annually the notional amount multiplied by
                              5.00% and to receive semi-annually the notional amount
                              multiplied by the 3 month USD-LIBOR-BBA.

27,100,000     USD  6/18/2018 Interest Rate Swap Agreement with Merrill Lynch Capital Services,    (584,193)
                              Inc., dated 12/13/2007 to pay semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

10. SWAP AGREEMENTS - CONTINUED

                   Expiration
Notional Amount       Date                                 Description                                  Value
----------------   ---------- ---------------------------------------------------------------------- -----------
12,600,000     USD  6/18/2018 Interest Rate Swap Agreement with Morgan Stanley Capital                  (271,617)
                              Services, Inc., dated 12/14/2007 to receive semi-annually the notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

20,800,000     USD  6/18/2038 Interest Rate Swap Agreement with Morgan Stanley Capital                   (72,343)
                              Services, Inc., dated 12/17/2007 to receive semi-annually the notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

30,400,000     AUD 12/15/2009 Interest Rate Swap Agreement with Morgan Stanley Capital                  (162,405)
                              Services, Inc., dated 07/24/2007 to receive semi-annually the notional amount multiplied by 7.00% and to pay semi-annually the notional amount multiplied by the 6 month AUD-BBR-BBSW.

 3,600,000     AUD  1/15/2010 Interest Rate Swap Agreement with J.P. Morgan Chase Bank dated         $   (64,220)
                              1/23/2007 to pay semi-annually the notional amount multiplied by the 6 month AUD-BBR-BBSW and to receive semi-annually the
                              notional amount multiplied by 6.5%.

 3,800,000     AUD 12/15/2017 Interest Rate Swap Agreement with Morgan Stanley Capital                   112,967
                              Services, Inc., dated 07/24/2007 to receive semi-annually the notional amount multiplied by 6.75% and to pay semi-annually the notional amount multiplied by the 6 month AUD-BBR-BBSW.

66,200,000     BRL   1/2/2012 Interest Rate Swap Agreement with Morgan Stanley Capital Services,      (2,791,483)
                              Inc. dated 08/10/07 to receive annually the notional amount multiplied by 10.115% and pay semi-annually multiplied by the BRL
                              PTAX (BRL09).

 6,000,000     BRL   1/2/2012 Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc.     (34,507)
                              dated 12/12/2007 to receive annually the notional amount multiplied by 12.540% and pay semi-annually multiplied by the BRL PTAX
                              (BRL09).

66,400,000     CAD  6/20/2012 Interest Rate Swap Agreement with Bank of America, N.A., dated             943,656
                              10/10/2007 to pay semi-annually the notional amount multiplied by the 6 month CAD-BA-CDOR and to receive 3 month the notional amount multiplied by 5.000%.

47,200,000     CAD  6/20/2017 Interest Rate Swap Agreement with Bank of America, N.A., dated          (1,191,376)
                              07/10/2007 to pay semi-annually the notional amount multiplied by the 6 month CAD-BA-CDOR and to receive 3 month the notional amount multiplied by 5.50%.

23,500,000     EUR  3/19/2010 Interest Rate Swap Agreement with Morgan Stanley Capital                    12,917
                              Services, Inc., dated 12/18/2007 to receive annually the notional amount multiplied by 4.50% and pay semi-annually notional
                              amount multiplied by EUR-EURIBOR-Telerate.

82,600,000     EUR  7/14/2011 Interest Rate Swap Agreement with J.P. Morgan Chase Bank dated           1,305,414
                              10/26/2006 to pay July 14, 2011 [(FRCPxtob End Index/FRCPxtob Start
                              Index)-1}*Notion and to receive July 14, 2011 {[1+2.26125%)^5]-
                              1}*Notional.

 4,700,000     EUR  4/10/2012 Interest Rate Swap Agreement with J.P. Morgan Chase Bank dated             (96,494)
                              10/02/2006 to pay April 10, 2016 [(FRCPxtob End Index/
                              FRCPxtob Start Index)-1}*Notional and to receive April 10, 2012
                              {[1+1.19575%)^5]-1}*Notional.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

10. SWAP AGREEMENTS - CONTINUED

                      Expiration
  Notional Amount        Date                               Description                               Value
-------------------   ---------- ----------------------------------------------------------------- -----------
    9,400,000     EUR  6/17/2015 Interest Rate Swap Agreement with Goldman Sachs Capital               120,203
                                 Markets, L.P. dated 08/05/2005 to pay annually the notional amount multiplied by 4.50% and to receive annually the notional amount multiplied by the 6 month EUR-EURIBOR-Telerate.

    2,500,000     EUR 10/15/2016 Interest Rate Swap Agreement with J.P. Morgan Chase Bank dated          2,367
                                 10/02/2006 to pay October 15, 2016 [(FRCPxtob End Index/
                                 FRCPxtob Start Index)-1}*Notional and to receive October 15,
                                 2011 {[1+2.3525%)^5]-1}*Notional.

   10,000,000     GBP  6/15/2008 Interest Rate Swap Agreement with J.P. Morgan Chase Bank dated       (110,832)
                                 10/4/2004 to pay semi-annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5%.

   28,700,000     GBP  9/15/2015 Interest Rate Swap Agreement with Goldman Sachs Capital Markets       236,085
                                 L.P. dated 3/28/2007 to receive the notional amount multiplied by the GBP-LIBOR-BBA and to pay semi-annually the notional amount multiplied by 5.000%.

3,200,000,000     JPY  3/18/2009 Interest Rate Swap Agreement with Morgan Stanley Capital Services $    66,852
                                 Inc., dated 01/05/2007 to receive semi-annually the notional amount multiplied by the 6 month JPY-LIBOR-BBA and to pay
                                 semi-annually the notional amount multiplied by 1.00%.

  520,000,000     JPY  6/20/2017 Interest Rate Swap Agreement with Goldman Sachs Capital Markets      (125,299)
                                 L.P., dated 12/12/2007 to receive semi-annually the notional amount multiplied by the 6 month JPY-LIBOR-BBA and to pay
                                 semi-annually the notional amount multiplied by 2.00%.

  212,100,000     MXN  11/4/2016 Interest Rate Swap Agreement with Goldman Sachs Capital              (460,274)
                                 Markets, LLC, dated 08/08/2007 to receive the notional amount multiplied by 8.17% and to pay the notional amount multiplied by the 28 days MXN-TIIE-BANXICO.
                                                                                                   -----------

                                                                                                   $(3,377,458)
                                                                                                   ===========

               AUD - Australian Dollar GBP - British Pound
               BRL - Brazilian Real    JPY - Japanese Yen
               CAD - Canadian Dollar   MXN - Mexican Peso
               EUR - Euro Dollar       USD - United States Dollar

11. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the PIMCO Inflation Protected Bond Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 1, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PIMCO Inflation Protected Bond Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 1, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 29, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                      in Fund
                            Position(s)   Term of Office                                              Complex
                             Held with    and Length of           Principal Occupation(s)             overseen
Name, Age and Address        the Trust     Time Served              During Past 5 Years             by Trustee**
---------------------      -------------- -------------- ------------------------------------------ ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice             N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice            N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife          N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,              N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from
One MetLife Plaza                                        October 2002 to March 2006, Assistant
27-01 Queens Plaza North                                 Vice President; from November 2005 to
Long Island City, NY 11101                               August 2006, Interim Chief Compliance
                                                         Officer, Met Investors Series Trust; Since
                                                         April 2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Pacific Investment Management Company LLC (the "PIMCO Adviser") for investment advisory services in connection with the investment management for the PIMCO Inflation Protected Bond Portfolio ("PIMCO Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the PIMCO Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Adviser in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the PIMCO Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the PIMCO Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one- and three-year and since inception periods ending July 31, 2007 of the PIMCO Portfolio within its performance universe. The Board took into account that the PIMCO Portfolio ranked above the median and the Lipper index for both of the three-year and since inception periods, respectively. The Board noted that the PIMCO Portfolio fell below the median and the Lipper index for the one-year period. The Board considered the analysis provided in the B-M Report demonstrating that the Portfolio ranked below the LB US Treasury: US Tips benchmark return for both the one- and three-year periods. The Board also considered that the PIMCO Portfolio outperformed its Morningstar Inflation-Protected Bond category for both the one- and three-year periods ending June 30, 2007, and was below its Morningstar category for the three-month period. The Board noted the reputation of the PIMCO Adviser and that the PIMCO Portfolio demonstrated favorable performance over a longer period of time. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the PIMCO Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among the other data considered with respect to the PIMCO Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the PIMCO Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the PIMCO Portfolio's actual management fees were above the median of the expense group and below medians of the expense universe and the sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the PIMCO Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the PIMCO Portfolio's contractual management fees were above the normalized median of the expense group at the PIMCO Portfolio's current size. The Board considered that the projected total expense ratio for 2007 for the PIMCO Portfolio would reflect a modest reduction in such Portfolio's total expense ratio. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the PIMCO Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the PIMCO Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the PIMCO Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the PIMCO Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the PIMCO Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreement for the PIMCO Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the PIMCO Adviser's ability to perform under its Advisory Agreement. These factors included: the PIMCO Adviser's financial condition; the PIMCO Adviser's current level of staffing and its overall resources, as well as its compensation program; the PIMCO Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the PIMCO Adviser's management style and long-term performance record with respect to the PIMCO Portfolio; and the PIMCO Portfolio's performance record. With respect to the PIMCO Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the PIMCO Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the PIMCO Portfolio's performance for the one- and three-year and since inception periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the PIMCO Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the PIMCO Adviser's investment process and philosophy. The Board considered that the PIMCO Adviser's responsibilities include the development and maintenance of an investment program for the PIMCO Portfolio which is consistent with the PIMCO Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the PIMCO Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the PIMCO Portfolio's advisory fees based on comparative fee and expense information and other factors, including the PIMCO Adviser's estimated profitability from its relationship with the PIMCO Portfolio as described below and possible economies of scale. With respect to the PIMCO Portfolio, the Board received no information enabling it to compare the subadvisory fees paid to fees charged by the PIMCO Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. With respect to potential economies of scale in the Adviser's management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the PIMCO Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the PIMCO Adviser of its relationship with the PIMCO Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received an income statement with respect to the PIMCO Adviser's operation overall, which was represented to be an indication of the profitability of the PIMCO Adviser's relationship with the PIMCO Portfolio, but no portfolio specific data. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the PIMCO Adviser and its affiliates by virtue of the PIMCO Adviser's relationship to the PIMCO Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the PIMCO Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the PIMCO Adviser, the Board determined approval of the Advisory Agreement for the PIMCO Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the PIMCO Portfolio.

                          MET INVESTORS SERIES TRUST


                                  PIMCO Total
                               Return Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

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PIMCO TOTAL RETURN PORTFOLIO                        FOR THE YEAR ENDED 12/31/07
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

For the year ended December 31, 2007, the Portfolio had a return of 7.85%, 7.56% and 7.63% for Class A, B and E Shares, respectively, versus 6.96% for its benchmark, the Lehman Brothers Aggregate Bond Index/1/.

PORTFOLIO REVIEW

During the 12-month reporting period the Fund's performance benefited from active management decisions, which emphasized high quality assets before the subprime debacle and added substantial value once the crisis hit in the second half of 2007. Curve steepening strategies were employed, an underweight to investment-grade corporate bonds, and an emphasis to emerging market currencies, which all contributed to the Fund's outperformance during the year.

The Fund benefited from tactical portfolio adjustments and holdings in non-index securities and direct holding of currency. In particular, holdings of emerging market currencies such as the Brazilian Real, the Russian Ruble, and the Mexican Peso more than offset the negative impact of an overweight in prime, AAA-rated, agency-guaranteed mortgage-backed securities, which lost ground as volatility soared this summer.

For the first part of the year, the Fund's main detractors were an above-benchmark duration, curve steepening strategies outside the United States (specifically in the United Kingdom), and an underweight to investment-grade corporate bonds. Strong monthly payroll and gross domestic readings in the U.S., a booming British economy, and strong earnings results meant higher yields in the U.S., expectations for rate increases in the U.K., and further tightening of investment-grade spreads. In the second part of this year, however, subprime mortgage headlines increased, the credit crunch took hold, and volatility soared. Investors sought the quality of U.S. Treasury bonds and bid up expectations of interest rate cuts by the Federal Reserve (Fed). In the U.K., investors cut back on expectations of rate hikes by the Bank of England. And, in July and August, corporate bonds sold off, driving spreads significantly higher. As a result, curve-steepening strategies in the U.S. and U.K. and an underweight to corporate bonds proved valuable.

MARKET ENVIRONMENT/CONDITIONS

The primary focus during the year centered on problems in the subprime mortgage sector. During most of the year, stronger economic data made it difficult for the Federal Reserve to ease, given its focus on inflation concerns. Tight labor markets kept the unemployment rate relatively low and produced real wage gains for consumers, which helped offset headwinds from the residential property market. In addition, measures of core inflation (consumer price inflation with the volatile food and energy prices stripped out) remained above the Fed's targeted range. Weakness in the subprime mortgage sector produced a significant tightening of credit conditions for lower quality and first-time borrowers, yet another blow to an already soft housing market.

The Fed remained on hold through most of the fiscal year after pausing in August 2006 with the federal funds rate at 5.25%. However, turmoil in the subprime market and a liquidity crunch in the asset-backed commercial paper market drove the Fed to take action. In August 2007, the Fed cut the discount rate by 50 basis points (bps), or one-half of a percentage point, to 5.75% to help alleviate liquidity concerns in the financial markets. Subsequently, at its September 18 meeting, the Fed cut both the federal funds rate and discount rate by 50 bps, to 4.75% and 5.25%, respectively. Credit markets seized up again late in the fourth quarter after a partial recovery from the initial subprime-related downturn in August and September. Continued writedowns of subprime assets by many of the world's leading banks did little to assuage concerns about the soundness of their balance sheets.

To deal with this crisis, the Federal Reserve cut the federal funds rate by another 50 basis points during the fourth quarter, bringing its total rate reductions in 2007 to 100 basis points. In another move designed to get banks lending again, the Fed joined central banks in Canada, the U.K., the European Union and Switzerland to inject more than $90 billion of liquidity into the global financial system via money market auctions. At the end of 2007 the benchmark 10-year U.S. Treasury Note yielded 4.03%, 68 bps lower than at the start of the year.

CURRENT OUTLOOK/STRATEGY

The most likely outcome for the global economy in 2008 continues to be a soft landing with some decoupling of growth across regions, and generally stable inflation. However, we believe that the risks to this benign forecast are being skewed increasingly to the downside as we continue to witness the importance of global financial market linkages to the U.S. and other economies. Self-feeding global risk aversion in the wake of the subprime debacle has resulted in less decoupling of growth from the U.S. than would otherwise have been the case. On the positive side, it is now apparent that the Federal Reserve and other central banks, as well as fiscal policymakers in the U.S. understand the gravity of these risks and will respond to them. Even so, heightened risk aversion and the subprime-induced squeeze on credit have increased the probability of a U.S. recession. PIMCO anticipates a long and arduous unwinding of twin bubbles in property markets and assorted non-bank and off-balance sheet vehicles associated with subprime lending.

In this environment we will employ strategies that look to truncate downside investment risk. At the same time, we will take advantage of opportunities created by the subprime-induced credit squeeze, especially among higher quality assets. The following is a summary of these strategies:

..   Interest Rate Strategies--With the U.S. economy slowing, it is unlikely that interest rates will move higher, so we will target above-index duration. Much of this overweight will come from

--------
/1/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                        FOR THE YEAR ENDED 12/31/07
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


  exposure to the front end of the U.S. and U.K. yield curves, as we believe these central banks will have to cut short-term rates by more than the market now expects. PIMCO's yield curve strategy will also include exposure to short maturity interest rate swaps, which offer attractive yield premiums amid concerns about liquidity and credit quality in the banking system.

..   Mortgages--High quality mortgage-backed bonds arranged by the major mortgage agencies represent some of the most compelling values in the fixed income markets. PIMCO will overweight this sector to capture yield premiums well above historical averages.

..   Credit--PIMCO will remain cautious in credit but look to opportunistically reduce our underweight in select issues. We will focus on higher-grade bonds, especially in the banking and finance sector where the credit crisis has helped produce attractive valuations.

..   Currency--A slowing U.S. economy, relatively low U.S. short-term rates and the longer-term problem of a large trade deficit should continue to pressure the U.S. dollar. PIMCO will focus on a basket of Asian and emerging market currencies to benefit from the softer dollar.

..   Emerging Market Bonds--We will maintain holdings of emerging market bonds near current levels. The EM asset class has the potential to add significant value to portfolios over the long run. High quality credits such as Mexico, Russia and Brazil could see upgrades given large and growing currency reserves and strong fiscal positions.

..   TIPS and Municipals--With real yields lower after the 2007 rally and break-even inflation levels relatively high, TIPS are not attractive from a tactical standpoint at present. Municipal bonds are a different story, as their yields are at historically high levels versus comparable Treasuries. We will look to add municipals to reap gains as these yield relationships revert back to more typical levels.

PASI HAMALAINEN
Managing Director
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC



The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.500%, due TBA)        7.57%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (5.000%, due TBA)        3.26%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (5.000%, due 03/01/36)   3.07%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.000%, due 12/01/37)   2.28%
       ------------------------------------------------------------------
       U.S. Treasury Bond (8.125%, due 08/15/19)                 2.02%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (5.500%, due 02/01/35)   1.74%
       ------------------------------------------------------------------
       Federal Republic of Brazil (10.000%, due 01/01/12)        1.72%
       ------------------------------------------------------------------
       U.S. Treasury Bond (4.750%, due 02/15/37)                 1.56%
       ------------------------------------------------------------------
       U.S. Treasury Bond (8.875%, due 08/15/17)                 1.45%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (5.000%, due 02/01/36)   1.37%
       ------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

U.S. Government & Agency Obligations      53.3%
Domestic Bonds & Debt Securities          24.7%
Collateralized Mortgage Obligations        6.4%
Foreign Bonds & Debt Securities            3.5%
U.S. Treasuries                           10.1%
Asset-Backed Securities                    1.0%
Municipals                                 0.8%
Preferred Stocks                           0.2%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                        FOR THE YEAR ENDED 12/31/07
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

                    PIMCO TOTAL RETURN PORTFOLIO MANAGED BY
 PACIFIC INVESTMENT MANAGEMENT COMPANY LLC VS. LEHMAN BROTHERS AGGREGATE BOND
                                   INDEX/1/
                           Growth Based on $10,000+

                             [CHART]

                                   Lehman Bros.
                       Fund      Aggregate Bond In
                       ----      -----------------
     2/12/2001       $10,000         $10,000
    12/31/2001        10,669          10,669
    12/31/2002        11,661          11,765
    12/31/2003        12,186          12,249
    12/31/2004        12,771          12,779
    12/31/2005        13,058          13,090
    12/31/2006        13,647          13,658
    12/31/2007        14,679          14,609



    -----------------------------------------------------------
                                  Average Annual Return/2/
                               (for the year ended 12/31/07)
    -----------------------------------------------------------
                                                      Since
                              1 Year 3 Year 5 Year Inception/3/
    -----------------------------------------------------------
    PIMCO Total Return
    Portfolio--Class A        7.85%  5.01%  4.96%     6.15%
--  Class B                   7.56%  4.75%  4.71%     5.73%
    Class E                   7.63%  4.86%  4.81%     5.10%
    -----------------------------------------------------------
    Lehman Brothers Aggregate
- - Bond Index/1/             6.96%  4.56%  4.42%     5.63%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
PIMCO TOTAL RETURN PORTFOLIO                ------------- ------------- ---------------


  Class A
  Actual                                      $1,000.00     $1,076.20        $2.88
  Hypothetical (5% return before expenses)     1,000.00      1,022.43         2.80
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,075.10        $4.18
  Hypothetical (5% return before expenses)     1,000.00      1,021.17         4.08
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $1,075.80        $3.66
  Hypothetical (5% return before expenses)     1,000.00      1,021.68         3.57
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.55%, 0.80%, and 0.70% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      MUNICIPALS - 0.9%
      Badger Tobacco Asset Securitization
        Corp.
       5.750%, due 06/01/11................. $   2,000,000 $     2,082,580
       6.125%, due 06/01/27.................       265,000         273,899
       6.375%, due 06/01/32.................       360,000         370,602
      Buckeye Tobacco Settlement Financing
        Authority
        5.875%, due 06/01/47................     4,600,000       4,393,276
      Golden State Tobacco Securitization
        Corp., Series A-1
        5.000%, due 06/01/33................    10,000,000       8,657,200
      Houston Texas Utilities System,
        Series A
        5.000%, due 11/15/36................     2,700,000       2,814,183
      Illinois Development Finance Authority
        (AMBAC)
        6.270%, due 01/03/08
        (144A)(a)(b)........................     3,705,000       3,837,565
      Palomar Community College District,
        Series A
        4.750%, due 05/01/32................       300,000         305,184
      Texas State
        4.750%, due 04/01/35................     4,800,000       4,823,040
      Tobacco Settlement Financing Corp.
        5.000%, due 06/01/41................       900,000         748,413
       7.467%, due 06/01/47.................     8,400,000       8,067,360
      Tobacco Settlement Funding Corp.
       5.875%, due 05/15/39.................     2,000,000       1,929,140
       6.250%, due 06/01/42.................     1,300,000       1,300,403
      Tobacco Settlement Revenue
        Management
        6.375%, due 05/15/28................     1,800,000       1,820,610
                                                           ---------------
      Total Municipals
      (Cost $40,948,413)                                        41,423,455
                                                           ---------------
      DOMESTIC BONDS & DEBT SECURITIES - 37.8%
      ASSET-BACKED SECURITIES - 1.9%
      Ameriquest Mortgage Securities, Inc.
        5.425%, due 06/25/34
        (144A)(a)(b)........................         1,738           1,738
      Asset Backed Funding Certificates
       5.215%, due 06/25/34(b)..............     4,350,587       4,192,718
       4.925%, due 01/25/37(b)..............     2,167,775       2,134,439
      Asset Backed Securities Corp.
        4.945%, due 05/25/37(b).............     1,663,424       1,615,349
      Bear Stearns Asset Backed Securities
        Trust
        5.265%, due 10/27/32(b).............        71,791          70,989
       5.365%, due 06/25/35(b)..............       222,304         212,364

      -----------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -----------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      Bear Stearns Asset Backed Securities,
        Inc. 5.865%, due 10/25/37(b)........ $  11,608,382 $    11,162,191
      Bear Stearns Commercial Mortgage
        Securities, Inc.
        5.060%, due 11/15/16................       132,351         132,650
      Carmax Auto Owner Trust
        5.328%, due 06/16/08................        43,578          43,578
      Carrington Mortgage Loan Trust
        5.185%, due 10/25/35(b).............     3,085,050       2,978,881
      Citibank Credit Card Issuance Trust
        5.045%, due 02/07/10(b).............     4,000,000       4,001,075
      Citibank Omni Master Trust
        5.962%, due 12/23/13
        (144A)(b)(c)........................     4,700,000       4,697,068
      Citigroup Mortgage Loan Trust, Inc.
       4.248%, due 08/25/35(b)..............     4,216,915       4,134,714
       4.748%, due 08/25/35(b)..............    15,445,946      15,168,792
      HFC Home Equity Loan Asset Backed
        Certificates
        5.749%, due 11/20/36(b).............     1,673,864       1,666,732
      MBNA Credit Card Master Note Trust
        3.300%, due 07/15/10................     1,500,000       1,498,053
       5.148%, due 08/16/10(b)..............     1,200,000       1,200,414
      Merrill Lynch First Franklin Mortgage
        Loan Trust
        4.925%, due 07/25/37(b).............     1,670,679       1,612,661
      Merrill Lynch Mortgage Investors Trust
        4.935%, due 08/25/36(b).............     4,709,255       4,636,336
      Morgan Stanley ABS Capital I
        5.088%, due 10/15/20
        (144A)(a)(b)........................     1,765,469       1,726,127
       4.925%, due 05/25/37(b)..............     7,478,011       7,248,522
      Renaissance Home Equity Loan Trust
        5.305%, due 08/25/33(b).............       326,815         322,202
      Residential Asset Securities Corp.
        4.975%, due 04/25/37(b).............     4,718,963       4,530,640
      Wachovia Asset Securitization, Inc.
        5.125%, due 06/25/33(b).............        84,356          84,151
      Wachovia Bank Commercial Mortgage
        Trust 5.118%, due 09/15/21
        (144A)(a)(b)........................     3,564,345       3,510,684
                                                           ---------------
                                                                78,583,068
                                                           ---------------
      AUTOMOBILES - 0.3%
      DaimlerChrysler NA Holdings Corp.
        7.200%, due 09/01/09................       255,000         263,054
      Ford Motor Co.
        8.000%, due 11/29/13
        (144A)(a)(1)........................     6,930,000       6,429,938
      GMAC LLC 7.000%, due 02/01/12.........     7,700,000       6,538,378
                                                           ---------------
                                                                13,231,370
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        AUTOMOTIVE LOANS - 0.3%
        Chrysler Finco Term Loan
          5.000%, due 08/03/14
          (144A)(a)(1).................... $  13,965,000 $    13,471,463
                                                         ---------------
        BUILDING PRODUCTS - 0.1%
        C10 Capital, Ltd.
          6.722%, due 12/18/49............     6,800,000       6,286,940
                                                         ---------------

        CAPITAL MARKETS - 3.0%
        Bear Stearns Cos., Inc.
          6.950%, due 08/10/12............     8,200,000       8,439,473
        Goldman Sachs Group, Inc.
         5.700%, due 09/01/12.............        55,000          56,643
         6.250%, due 09/01/17.............    14,200,000      14,799,027
         6.750%, due 10/01/37.............    52,400,000      52,205,224
        Lehman Brothers Holdings, Inc.
         4.934%, due 12/23/08(b)..........    12,500,000      12,289,912
         6.750%, due 12/28/17.............    14,800,000      15,281,977
        Merrill Lynch & Co., Inc.
         6.050%, due 08/15/12.............    11,500,000      11,732,449
         6.400%, due 08/28/17.............     3,100,000       3,149,470
        Morgan Stanley Dean Witter Capital
          4.920%, due 03/12/35............       495,000         495,237
        Morgan Stanley Equity Index-Linked
          4.968%, due 07/07/08 (144A)(c)..    12,000,000      12,021,221
        Morgan Stanley Group, Inc.
          5.300%, due 03/01/13............       800,000         798,878
        Small Business Administration
         7.449%, due 08/10/10.............       179,295         183,348
         6.353%, due 03/01/11.............        49,199          50,576
         5.500%, due 10/01/18.............       121,839         124,101
                                                         ---------------
                                                             131,627,536
                                                         ---------------
        CHEMICALS - 0.7%
        Dow Chemical Co.
          7.375%, due 11/01/29............       185,000         204,059
        ICI Wilmington, Inc.
          5.625%, due 12/01/13............       340,000         350,091
        NGPL PipeCo LLC
         7.119%, due 12/15/17 (144A)(a)...    16,400,000      16,845,555
         7.768%, due 12/15/37 (144A)(a)...     6,700,000       7,030,846
        Rohm & Haas Co.
          6.000%, due 09/15/17............     8,500,000       8,652,184
                                                         ---------------
                                                              33,082,735
                                                         ---------------
        COLLATERALIZED MORTGAGE OBLIGATIONS - 7.8%
        Adjustable Rate Mortgage Trust
          4.598%, due 05/25/35............     4,383,918       4,358,407
        AES Corp. Long Term Rate of Credit
          4.880%, due 04/30/10(c)(1)......     5,600,000       5,558,000
        American Home Mortgage Investment
          Trust 4.390%, due 02/25/45(b)...     5,248,881       5,039,211

      -----------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -----------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      Banc of America Funding Corp.
       4.112%, due 05/25/35(b).............. $   8,335,768 $     8,233,472
       4.622%, due 02/20/36(b)..............    17,675,913      17,274,212
       6.144%, due 01/20/47.................       980,013         965,875
      Banc of America Mortgage Securities,
        Inc. 5.000%, due 05/25/34...........     3,369,722       3,218,252
      Bank of America Commercial Mortgage,
        Inc. 4.890%, due 04/11/37...........     1,102,899       1,103,197
      Bear Stearns Adjustable Rate Mortgage
        Trust
        6.751%, due 02/25/33(b).............        97,630          99,069
       4.550%, due 08/25/35(b)..............     3,917,976       3,846,922
       4.750%, due 10/25/35(b)..............     5,977,347       5,889,702
      Bear Stearns ALT-A Trust
       5.285%, due 11/25/34(b)..............     2,723,055       2,664,128
       5.368%, due 05/25/35.................     4,514,089       4,356,505
       5.527%, due 09/25/35.................     3,421,165       3,371,117
       5.811%, due 11/25/36.................     9,975,373       9,693,809
       5.811%, due 11/25/36.................     5,951,205       5,778,984
      Bear Stearns Mortgage Funding Trust
        4.935%, due 02/25/37(b).............    11,539,796      11,326,329
      Bear Stearns Structured Products, Inc.
        5.680%, due 01/26/36(b).............     3,594,998       3,563,073
        5.070%, due 01/25/37
        (144A)(a)(b)........................     9,583,909       9,485,271
       5.787%, due 12/26/46.................     2,492,314       2,462,177
      Chevy Chase Mortgage Funding Corp.
        5.115%, due 08/25/35
        (144A)(a)(b)........................       202,689         188,570
        4.995%, due 05/25/48
        (144A)(a)(b)........................     6,462,246       5,908,344
      Citigroup Mortgage Loan Trust, Inc.
       4.700%, due 12/25/35(b)..............    18,555,218      18,292,764
        4.925%, due 01/25/37 -
        05/25/37(b).........................     4,177,141       4,018,764
      Countrywide Alternative Loan Trust
        0.135%, due 05/25/35(b).............    11,973,531         204,494
       5.159%, due 03/20/46(b)..............       435,816         411,310
      Countrywide Home Loans
       5.185%, due 03/25/35(b)..............     2,639,918       2,501,464
       5.155%, due 04/25/35(b)..............       264,399         250,230
        5.205%, due 06/25/35
        (144A)(a)(b)........................    10,990,267      10,756,370
       5.839%, due 09/20/36(b)..............    12,018,004      11,997,580
      Credit Suisse First Boston Mortgage
        Securities Corp.
        5.327%, due 03/25/32
        (144A)(a)(b)........................       353,798         341,615
       6.500%, due 04/25/33.................       314,572         315,550
       6.000%, due 11/25/35.................     7,010,542       6,934,404

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      DSLA Mortgage Loan Trust
        6.981%, due 07/19/44(b)............. $   2,331,355 $     2,361,243
      First Horizon Alternative Mortgage
        Securities
        5.372%, due 08/25/35(b).............       772,638         769,310
       8.800%, due 01/25/36(b)..............   119,099,255       1,638,317
      GMAC Mortgage Corp.
        5.940%, due 07/01/13................        38,785          39,215
      GMAC Mortgage Corp. Loan Trust
        5.500%, due 09/25/34................     3,256,971       3,258,109
      Green Tree Financial Corp.
        6.220%, due 03/01/30................       173,944         181,865
      Greenpoint Mortgage Funding Trust
       5.085%, due 06/25/45(b)..............       221,614         210,102
       4.945%, due 01/25/47(b)..............       432,920         424,608
      GS Mortgage Loan Trust
        4.539%, due 09/25/35(b).............       289,387         287,234
      GS Mortgage Securities Corp. II
        5.342%, due 03/06/20
        (144A)(a)(b)........................     6,460,679       6,178,941
      GSR Mortgage Loan Trust
       6.000%, due 03/25/32.................         3,154           3,118
       4.699%, due 09/25/35(b)..............       162,577         162,311
       5.500%, due 11/25/35.................     4,910,993       4,924,309
       5.470%, due 04/25/36(b)..............     7,372,000       7,330,559
      Harborview Mortgage Loan Trust
       5.185%, due 05/19/35(b)..............     2,836,464       2,684,252
       5.055%, due 01/19/38(b)..............       259,263         256,222
       5.155%, due 01/19/38(b)..............       411,269         385,849
      Indymac ARM Trust
        6.452%, due 01/25/32(b).............         2,405           2,397
      Indymac Index Mortgage Loan Trust
       5.047%, due 12/25/34.................       491,622         486,331
       4.955%, due 11/25/46(b)..............       286,852         279,748
      Indymac Residential Asset Backed Trust
        4.945%, due 07/25/37(b).............     2,011,833       1,978,827
      JPMorgan Mortgage Trust
        4.766%, due 07/25/35(b).............    16,322,558      16,201,803
      LB-UBS Commercial Mortgage Trust
        3.323%, due 03/15/27................     2,305,563       2,297,668
      Lehman XS Trust
       4.945%, due 04/25/46(b)..............       168,418         167,004
       4.955%, due 05/25/46(b)..............       241,356         238,630
      Master Asset Securitization Trust
        4.500%, due 03/25/18................     2,486,137       2,472,646
      Merrill Lynch Mortgage Investments,
        Inc.
       4.250%, due 10/25/35(b)..............     2,143,912       2,101,417
       5.865%, due 10/25/35(b)..............       560,776         551,045
       5.115%, due 11/25/35(b)..............       513,689         496,713
       5.075%, due 02/25/36(b)..............     2,555,816       2,467,633

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      MLCC Mortgage Investors, Inc.
        5.408%, due 03/15/25(b)............. $      77,265 $        75,709
      Popular ABS Mortgage Pass-Through
        Trust 4.955%, due 06/25/47(b).......     4,223,702       4,097,678
      Residential Accredit Loans, Inc.
       5.265%, due 03/25/33(b)..............     1,913,802       1,880,261
       6.000%, due 06/25/36.................     6,492,500       6,340,111
      Residential Asset Securitization Trust
        5.265%, due 05/25/33(b).............     2,083,877       2,018,619
      Residential Funding Mortgage
        Securities I
        5.215%, due 06/25/18(b).............     1,084,053       1,079,653
      Residential Funding Mortgage
        Securities II
        4.985%, due 05/25/37(b).............     3,964,627       3,895,846
      Sequoia Mortgage Trust
        5.299%, due 07/20/33(b).............     1,057,252       1,032,136
      Structured Adjustable Rate Mortgage
        Loan Trust
       5.357%, due 01/25/35.................     6,077,563       6,041,241
       5.535%, due 08/25/35.................       477,484         473,870
      Structured Asset Mortgage Investments,
        Inc.
       5.215%, due 07/19/35(b)..............     3,024,762       2,846,428
       5.095%, due 05/25/45(b)..............     2,989,020       2,833,794
      Structured Asset Securities Corp.
       5.000%, due 12/25/34.................     3,067,769       3,048,365
       5.331%, due 10/25/35 (144A)(a).......       308,430         305,642
      Washington Mutual, Inc.
       5.405%, due 12/25/27(b)..............     4,961,144       4,746,684
       4.056%, due 10/25/33.................     5,100,000       5,070,992
       5.483%, due 02/27/34(b)..............       801,247         784,911
       3.795%, due 06/25/34.................    22,700,000      22,324,227
        6.188%, due 06/25/42 -
        08/25/42(b).........................     1,116,582       1,069,349
      Wells Fargo Mortgage Backed Securities
        Trust
       4.651%, due 09/25/33(b)..............     5,489,511       5,440,917
       4.950%, due 03/25/36.................    16,680,999      16,296,002
       5.240%, due 04/25/36(b)..............    16,003,944      15,889,045
       5.518%, due 08/25/36(b)..............     8,600,000       8,538,914
                                                           ---------------
                                                               347,376,991
                                                           ---------------
      COMMERCIAL BANKS - 6.8%
      ABN AMRO NA Holding Capital
        6.523%, due 12/29/49 (144A)(a)......       345,000         365,494
      Banc of America Mortgage Securities,
        Inc. 5.315%, due 01/25/34(b)........     1,670,878       1,668,645
      Bank of Ireland
       4.951%, due 12/19/08(b)..............     7,700,000       7,697,128
       5.016%, due 12/18/09(b)..............     5,400,000       5,386,959

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        COMMERCIAL BANKS - CONTINUED
        Barclays Bank Plc
         5.450%, due 09/12/12............. $  39,300,000 $    40,286,119
         6.050%, due 12/04/17 (144A)(a)...    59,400,000      59,740,422
         7.434%, due 09/29/49 (144A)(a)...     6,700,000       6,974,539
        Calyon New York
          5.204%, due 01/16/09(b).........    14,600,000      14,582,261
        Credit Agricole S.A./London
          5.053%, due 05/28/09
          (144A)(a)(b)....................    18,100,000      18,114,498
        Deutsche Bank AG London
          6.000%, due 09/01/17............    26,200,000      27,168,693
        Fleet Boston Financial Corp.
          7.375%, due 12/01/09............        70,000          72,981
        Glitnir Banki HF
          5.440%, due 04/20/10
          (144A)(a)(b)....................     4,700,000       4,602,245
        HSBC Capital Funding LP
          4.610%, due 12/29/49 (144A)(a)..       585,000         538,493
        ICICI Bank, Ltd.
          5.788%, due 01/12/10
          (144A)(a)(b)....................     3,000,000       2,962,704
        JPMorgan Chase Bank NA
          6.000%, due 10/01/17............    43,900,000      44,729,095
        Option One Mortgage Loan Trust
         5.185%, due 08/25/33(b)..........        39,620          37,468
         4.925%, due 07/25/37(b)..........     2,521,186       2,481,004
        Popular NA, Inc.
          4.700%, due 06/30/09............        50,000          49,525
        Rabobank Capital Fund Trust III
          5.254%, due 12/29/49 (144A)(a)..       370,000         331,724
        RBS Capital Trust II
          6.425%, due 12/29/49............       120,000         108,655
        RBS Capital Trust III
          5.512%, due 09/29/49............       815,000         750,256
        Royal Bank of Scotland Group Plc
          7.640%, due 03/31/49............    14,500,000      14,932,840
          6.990%, due 10/29/49 (144A)(a)..     2,000,000       1,997,468
        UBS AG 5.875%, due 12/20/17.......    21,700,000      21,893,759
        Unicredit Luxembourg Finance SA
          5.143%, due 10/24/08
          (144A)(a)(b)....................    13,100,000      13,076,695
        Unicredito Italiano S.p.A.
          5.062%, due 05/29/08............    10,100,000      10,098,761
        Westpac Capital Trust III
          5.819%, due 12/29/49 (144A)(a)..        80,000          76,403
        Westpac Capital Trust IV
          5.256%, due 12/29/49 (144A)(a)..       165,000         145,259
                                                         ---------------
                                                             300,870,093
                                                         ---------------

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      COMMERCIAL SERVICES & SUPPLIES - 0.1%
      Allied Waste North America, Inc.
       7.875%, due 04/15/13................ $     800,000 $       822,000
       7.250%, due 03/15/15................       300,000         300,000
      C8 Capital SPV, Ltd.
        6.640%, due 12/31/49 (144A)(a).....     2,100,000       1,991,696
                                                          ---------------
                                                                3,113,696
                                                          ---------------
      COMPUTERS & PERIPHERALS - 0.4%
      International Business Machines Corp.
        5.700%, due 09/14/17...............    19,300,000      19,988,701
                                                          ---------------

      CONSTRUCTION & ENGINEERING - 0.0%
      Deutsche Alt-A Securities, Inc.
        4.955%, due 08/25/37(b)............     1,224,303       1,213,038
                                                          ---------------
      CONSUMER FINANCE - 2.7%
      American Express Bank FSB S.A.
       5.252%, due 06/12/09(b).............    18,100,000      18,041,845
       6.000%, due 09/13/17................    34,000,000      34,251,804
      American Express Centurion Bank
        6.000%, due 09/13/17...............    34,000,000      34,189,482
      Capital One Financial Corp.
        6.750%, due 09/15/17...............    10,600,000      10,166,683
      Ford Motor Credit Co. LLC
       4.950%, due 01/15/08................       800,000         799,471
       5.800%, due 01/12/09................     5,400,000       5,126,874
       7.800%, due 06/01/12................       800,000         701,955
      General Motors Acceptance Corp.
        7.250%, due 03/02/11...............     5,000,000       4,385,650
      GMAC LLC
       6.119%, due 05/15/09(b).............     1,600,000       1,490,790
       6.000%, due 04/01/11................     5,000,000       4,260,100
       6.625%, due 05/15/12................    10,300,000       8,570,259
                                                          ---------------
                                                              121,984,913
                                                          ---------------
      CONTAINERS & PACKAGING - 0.0%
      Jefferson Smurfit Corp.
        8.250%, due 10/01/12...............       700,000         693,000
                                                          ---------------
      DIVERSIFIED FINANCIAL SERVICES - 6.2%
      Citigroup Capital XXI
        8.300%, due 12/21/57...............    14,000,000      14,660,156
      Citigroup, Inc.
       5.625%, due 08/27/12................     1,000,000       1,014,008
       6.125%, due 11/21/17................    54,600,000      56,084,792
       5.875%, due 05/29/37................     7,000,000       6,554,793
      Covidien International Finance S.A.
        6.000%, due 10/15/17 (144A)(a).....     5,000,000       5,183,230
      General Electric Capital Corp.
       5.065%, due 10/24/08(b).............    52,000,000      51,918,360
       5.450%, due 01/15/13................       375,000         386,923
       6.750%, due 03/15/32................       165,000         187,930
       6.500%, due 09/15/67
         (144A)(a)(j)......................    11,900,000      23,706,478
       6.375%, due 11/15/67................     5,400,000       5,585,593

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      DIVERSIFIED FINANCIAL SERVICES - CONTINUED
      HSBC Capital Funding LP
       9.547%, due 12/31/49 (144A)(a)....... $     350,000 $       382,757
      HSBC Finance Corp.
       4.982%, due 05/21/08(b)..............     1,100,000       1,099,976
       5.240%, due 10/21/09(b)..............    11,600,000      11,550,085
      ING Capital Funding Trust III
        8.439%, due 12/31/49................       200,000         212,029
      JPMorgan Chase & Co.
        6.000%, due 01/15/18................    15,000,000      15,289,350
      JPMorgan Chase Commercial Mortgage
        Securities 3.890%, due 01/12/37.....     1,773,366       1,755,726
      JPMorgan Mortgage Trust
        5.024%, due 02/25/35(b).............     3,208,521       3,142,575
      Mid-State Trust
        7.791%, due 03/15/38................       243,124         244,073
      Mizuho JGB Investment
        9.870%, due 12/31/49 (144A)(a)......       410,000         413,793
      Mizuho Preferred Capital
        8.790%, due 12/29/49 (144A)(a)......       390,000         393,486
      Morgan Stanley
        5.659%, due 10/18/16(b).............     3,900,000       3,645,002
        5.950%, due 12/28/17................    48,200,000      48,255,430
      Prudential Holding LLC
        8.695%, due 12/18/23 (144A)(a)......       150,000         185,552
      Santander Perpetual S.A. Unipersonal
        6.671%, due 10/29/49 (144A)(a)......     7,400,000       7,433,107
      SLC Student Loan Trust
        4.849%, due 02/15/15(b).............     1,715,654       1,703,859
      SLM Corp.
        6.000%, due 06/30/08(c)(1)..........    13,200,000      13,152,516
      SLM Student Loan Trust
        5.074%, due 07/25/17(b).............     4,010,263       4,009,901
                                                           ---------------
                                                               278,151,480
                                                           ---------------
      DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
      ANZ Capital Trust II
        5.360%, due 12/29/49 (144A)(a)......       525,000         490,712
      CenturyTel, Inc.
        6.000%, due 04/01/17................     5,000,000       5,031,500
      Deutsche Telekom International Finance
        BV 5.750%, due 03/23/16.............        50,000          62,566
      Embarq Corp.
        7.995%, due 06/01/36................     6,600,000       6,975,434
      France Telecom S.A.
        8.500%, due 03/01/31................       165,000         214,568
      Qwest Communications International,
        Inc. 7.500%, due 02/15/14...........       511,000         512,277
      Verizon Global Funding Corp.
        7.375%, due 09/01/12................       185,000         204,463

         --------------------------------------------------------------
         SECURITY                             PAR           VALUE
         DESCRIPTION                         AMOUNT        (NOTE 2)
         --------------------------------------------------------------

         DIVERSIFIED TELECOMMUNICATION SERVICES - CONTINUED
         Verizon New York, Inc.
           6.875%, due 04/01/12.......... $     325,000 $       345,144
         Verizon New York, Inc., Series B
           7.375%, due 04/01/32..........       155,000         170,669
                                                        ---------------
                                                             14,007,333
                                                        ---------------
         ELECTRIC UTILITIES - 1.3%
         Arizona Public Service Co.
           4.650%, due 05/15/15..........       165,000         153,195
         Consumers Energy Co.
           5.000%, due 02/15/12..........     2,500,000       2,483,925
         Dominion Resources, Inc.
           6.300%, due 03/15/33..........       210,000         205,133
         DTE Energy Co.
           6.375%, due 04/15/33..........       260,000         261,860
         Enel Finance International S.A.
           6.250%, due 09/15/17 (144A)(a)    35,550,000      36,038,492
         Entergy Gulf States
           3.600%, due 06/01/08..........     1,400,000       1,389,514
         Nisource Finance Corp.
          6.150%, due 03/01/13...........       475,000         490,203
          5.400%, due 07/15/14...........    10,000,000       9,808,070
         Pacificorp
           4.300%, due 09/15/08..........       250,000         249,409
         Pepco Holdings, Inc.
          6.450%, due 08/15/12...........        90,000          94,278
          7.450%, due 08/15/32...........       180,000         199,960
         Progress Energy, Inc.
          7.100%, due 03/01/11...........     1,600,000       1,703,915
          6.850%, due 04/15/12...........       650,000         696,431
         Teco Finance, Inc.
           6.750%, due 05/01/15 (144A)(c)     4,400,000       4,626,875
                                                        ---------------
                                                             58,401,260
                                                        ---------------
         FOOD & STAPLES RETAILING - 0.6%
         CVS Caremark Corp.
           5.441%, due 06/01/10(b).......    17,200,000      17,003,687
         Wal-Mart Stores, Inc.
           4.891%, due 06/16/08(b).......     8,300,000       8,303,038
                                                        ---------------
                                                             25,306,725
                                                        ---------------
         FOOD PRODUCTS - 0.5%
         Kraft Foods, Inc.
          6.125%, due 02/01/18...........    18,500,000      18,676,212
          6.875%, due 02/01/38...........     2,100,000       2,187,266
         Safeway, Inc.
           4.125%, due 11/01/08..........       480,000         474,933
                                                        ---------------
                                                             21,338,411
                                                        ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
       Biomet
        5.250%, due 02/15/15
          (144A)(a)(1).................... $   2,992,500 $     2,964,954
       Boston Scientific Corp.
         6.000%, due 06/15/11.............     5,000,000       4,850,000
                                                         ---------------
                                                               7,814,954
                                                         ---------------
       HEALTH CARE PROVIDERS & SERVICES - 0.4%
       HCA, Inc.
        5.697%, due 11/14/13
          (144A)(a)(1)....................     9,924,874       9,574,606
        9.250%, due 11/15/16..............     1,800,000       1,894,500
       Quest Diagnostics, Inc.
         5.450%, due 11/01/15.............     5,000,000       4,917,585
       UnitedHealth Group, Inc.
         5.125%, due 11/15/10.............       340,000         339,697
                                                         ---------------
                                                              16,726,388
                                                         ---------------
       HOTELS, RESTAURANTS & LEISURE - 0.0%
       Mandalay Resort Group
         6.500%, due 07/31/09.............       800,000         804,000
                                                         ---------------
       INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
       NRG Energy, Inc.
        7.250%, due 02/01/14..............     5,500,000       5,376,250
        7.375%, due 02/01/16..............       700,000         684,250
       PSEG Power LLC
        5.500%, due 12/01/15..............       420,000         411,839
        8.625%, due 04/15/31..............       245,000         302,294
                                                         ---------------
                                                               6,774,633
                                                         ---------------
       INSURANCE - 0.7%
       American International Group, Inc.
         5.850%, due 01/16/18.............    20,600,000      20,773,946
       CNA Financial Corp.
         5.850%, due 12/15/14.............     5,000,000       5,015,325
       Liberty Mutual Group, Inc.
         5.750%, due 03/15/14 (144A)(a)...     5,750,000       5,776,474
       Nationwide Financial Services, Inc.
        6.250%, due 11/15/11..............        55,000          57,908
        5.900%, due 07/01/12..............        60,000          62,687
                                                         ---------------
                                                              31,686,340
                                                         ---------------
       MEDIA - 0.6%
       Cablevision Systems Corp.
         6.993%, due 03/29/13
         (144A)(a)(1).....................     6,964,557       6,593,318
       Comcast Corp.
         7.050%, due 03/15/33.............        75,000          82,179
       Cox Communications, Inc.
         4.625%, due 06/01/13.............       430,000         411,869
       News America Holdings, Inc.
        8.250%, due 08/10/18..............       110,000         128,771
        7.750%, due 01/20/24..............        25,000          28,185

       ---------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ---------------------------------------------------------------------

       MEDIA - CONTINUED
       Time Warner Cos., Inc.
        5.875%, due 11/15/16............... $   6,500,000 $     6,471,094
        9.150%, due 02/01/23...............       155,000         190,055
        8.375%, due 03/15/23...............       260,000         306,950
        7.625%, due 04/15/31...............       310,000         344,033
       Viacom, Inc.
         6.250%, due 04/30/16..............    10,000,000      10,076,890
                                                          ---------------
                                                               24,633,344
                                                          ---------------
       METALS & MINING - 0.2%
       Vale Overseas, Ltd.
         6.875%, due 11/21/36..............     8,200,000       8,336,210
                                                          ---------------
       OIL, GAS & CONSUMABLE FUELS - 0.5%
       Aurum CLO, Ltd. 5.673%, due 04/15/14
         (144A)(a)(b)......................    10,500,771      10,577,184
       Chesapeake Energy Corp.
        7.500%, due 06/15/14...............       500,000         511,250
        7.000%, due 08/15/14...............       800,000         808,000
       Duke Capital LLC
        6.250%, due 02/15/13...............       375,000         389,176
        8.000%, due 10/01/19...............        55,000          63,487
       Dynegy Holdings, Inc.
         7.500%, due 06/01/15..............     1,100,000       1,034,000
       El Paso Corp.
        7.000%, due 06/15/17...............       400,000         402,415
        6.375%, due 02/01/09...............     1,000,000       1,009,953
        7.750%, due 01/15/32...............     2,815,000       2,871,517
       Husky Energy, Inc.
         6.150%, due 06/15/19..............       215,000         217,474
       Kinder Morgan Energy Partners
        7.400%, due 03/15/31...............       225,000         242,960
        7.750%, due 03/15/32...............       135,000         151,228
        7.300%, due 08/15/33...............        90,000          96,042
       Magellan Midstream Partners
         5.650%, due 10/15/16..............       385,000         391,490
       Pioneer Natural Resource
         5.875%, due 07/15/16..............       405,000         374,844
       Transcontinental Gas Pipe Line Corp.
         8.875%, due 07/15/12..............        35,000          39,725
       Valero Energy Corp.
         7.500%, due 04/15/32..............       225,000         247,996
       Williams Cos., Inc.
        6.750%, due 04/15/09 (144A)(a).....     1,000,000       1,016,250
        6.375%, due 10/01/10 (144A)(a).....     2,900,000       2,947,125
        7.500%, due 01/15/31...............       800,000         864,000
                                                          ---------------
                                                               24,256,116
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      PAPER & FOREST PRODUCTS - 0.1%
      Georgia Pacific Corp.
        6.948%, due 12/20/12
        (144A)(a)(1)....................... $   4,974,619 $     4,744,543
      International Paper Co.
        5.850%, due 10/30/12...............        28,000          28,497
                                                          ---------------
                                                                4,773,040
                                                          ---------------
      PHARMACEUTICALS - 0.2%
      Wyeth
       5.500%, due 03/15/13-02/15/16.......     7,500,000       7,663,875
       6.450%, due 02/01/24................       160,000         170,164
                                                          ---------------
                                                                7,834,039
                                                          ---------------
      REAL ESTATE - 0.3%
      HCP, Inc. 6.700%, due 01/30/18.......     7,500,000       7,340,168
      Health Care Property Investors, Inc.
        (REIT) 5.950%, due 09/15/11........     4,100,000       4,112,349
      Ventas Realty LP/Ventas Capital Corp.
        8.750%, due 05/01/09...............     1,500,000       1,545,000
                                                          ---------------
                                                               12,997,517
                                                          ---------------
      RETAIL - MULTILINE - 0.0%
      Federated Department Stores, Inc.
        6.300%, due 04/01/09...............        60,000          60,478
                                                          ---------------
      ROAD & RAIL - 0.0%
      Norfolk Southern Corp.
       5.590%, due 05/17/25................        60,000          55,745
       7.800%, due 05/15/27................         7,000           8,365
       5.640%, due 05/17/29................       168,000         154,715
       7.250%, due 02/15/31................        65,000          72,150
      Union Pacific Corp.
        6.625%, due 02/01/29...............        50,000          51,100
                                                          ---------------
                                                                  342,075
                                                          ---------------
      SPECIALTY RETAIL - 0.2%
      Limited Brands, Inc.
        6.900%, due 07/15/17...............    10,000,000       9,678,560
                                                          ---------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.0%
      BellSouth Corp.
        4.240%, due 04/26/08 (144A)(a).....    17,400,000      17,339,466
      Nordic Telephone Term B
        3.161%, due 11/30/13
        (144A)(a)(i)(1)....................     1,714,505       2,455,074
      Nordic Telephone Term C
        3.161%, due 11/30/14
        (144A)(a)(i)(1)....................     2,052,793       2,951,412
      Nortel Networks, Ltd.
        10.125%, due 07/15/13
        (144A)(a)..........................       500,000         517,500
      Qwest Capital Funding, Inc.
        7.250%, due 02/15/11...............     8,000,000       7,920,000

      -----------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -----------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
      Qwest Corp.
       5.625%, due 11/15/08................. $   2,000,000 $     2,000,000
       8.875%, due 03/15/12.................     1,720,000       1,849,000
      SBC Communications, Inc.
       4.125%, due 09/15/09.................     4,000,000       3,976,176
       5.100%, due 09/15/14.................       380,000         376,596
       5.625%, due 06/15/16.................       455,000         460,962
      Sprint Capital Corp.
       6.900%, due 05/01/19.................       220,000         218,965
       8.750%, due 03/15/32.................     2,900,000       3,277,661
                                                           ---------------
                                                                43,342,812
                                                           ---------------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.3%
      AT&T Wireless Services, Inc.
       7.875%, due 03/01/11.................       260,000         281,768
       8.125%, due 05/01/12.................         5,000           5,565
       8.750%, due 03/01/31.................       245,000         318,420
      Cendant Mortgage Corp.
        5.989%, due 07/25/43 (144A)(a)......       263,436         261,527
      Cingular Wireless LLC
        6.500%, due 12/15/11................       700,000         737,577
      Sprint Nextel Corp.
        6.000%, due 12/01/16................    11,250,000      10,793,396
                                                           ---------------
                                                                12,398,253
                                                           ---------------
      TOBACCO - 0.1%
      Reynolds American, Inc.
        7.625%, due 06/01/16................     2,400,000       2,551,190
                                                           ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $1,676,476,013)                                  1,683,738,702
                                                           ---------------
      FOREIGN BONDS & DEBT SECURITIES - 4.2%
      ARUBA GUILDER - 0.0%
      UFJ Finance Aruba AEC
        6.750%, due 07/15/13................       220,000         239,278
                                                           ---------------
      BRAZIL - 2.4%
      Federal Republic of Brazil
       10.000%, due
         01/01/12-01/01/17(g)...............    19,811,000     100,865,515
       10.250%, due 01/10/28(g).............     7,100,000       3,849,157
                                                           ---------------
                                                               104,714,672
                                                           ---------------
      CAYMAN ISLANDS - 0.1%
      Hutchison Whampoa International, Ltd.
        6.250%, due 01/24/14 (144A)(a)......       245,000         254,997
      Mizuho Finance
        5.790%, due 04/15/14 (144A)(a)......       315,000         329,901
      Petroleum Export, Ltd.
        5.265%, due 06/15/11 (144A)(a)......     3,623,244       3,584,690
                                                           ---------------
                                                                 4,169,588
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      DENMARK - 0.7%
      Nykredit Realkredit A.S.
        5.000%, due 10/01/38(h)............. $  50,081,801 $     9,277,179
      Realkredit Danmark A.S.
        5.000%, due 10/01/38(h).............   122,923,358      22,676,725
                                                           ---------------
                                                                31,953,904
                                                           ---------------
      FRANCE - 0.2%
      AXA S.A. 8.600%, due 12/15/30.........        60,000          73,775
      France Telecom S.A.
        7.750%, due 03/01/11................       400,000         430,232
      Sigmakalon Group B.V.
       4.588%, due 06/30/12 (144A)(a)(i)(1).       769,500       1,061,607
       7.219%, due 09/19/12 (144A)(a)(i)(1).     1,800,000       2,565,411
       8.219%, due 09/19/13 (144A)(a)(i)(1).     1,164,356       1,648,050
                                                           ---------------
                                                                 5,779,075
                                                           ---------------
      GERMANY - 0.1%
      UPC Broadband Term M1
        6.302%, due 12/31/14 (144A)(a)(i)(1)     4,049,167       5,591,488
                                                           ---------------
      ITALY - 0.0%
      Telecom Italia Capital
        4.000%, due 11/15/08................       270,000         266,569
                                                           ---------------
      LUXEMBOURG - 0.2%
      Telecom Italia Capital S.A.
        5.819%, due 07/18/11................       510,000         499,751
      VTB Capital S.A. for Vneshtorgbank
        5.494%, due 08/01/08
        (144A)(a)(b)........................     6,500,000       6,443,125
                                                           ---------------
                                                                 6,942,876
                                                           ---------------
      NETHERLANDS - 0.0%
      Deutsche Telekom Finance
        5.250%, due 07/22/13................       425,000         423,795
                                                           ---------------
      NORWAY - 0.0%
      Den Norske Bank
        7.729%, due 06/29/49 (144A)(a)......       115,000         122,622
                                                           ---------------
      PANAMA - 0.1%
      Republic of Panama
       9.625%, due 02/08/11.................       936,000       1,055,340
       9.375%, due 07/23/12.................       410,000         479,700
       6.700%, due 01/26/36.................     1,150,000       1,219,000
                                                           ---------------
                                                                 2,754,040
                                                           ---------------
      RUSSIA - 0.0%
      Morgan Stanley (Gazprom)
        9.625%, due 03/01/13 (144A)(a)......       130,000         147,576
      Russian Federation
        11.000%, due 07/24/18...............       100,000         143,000
                                                           ---------------
                                                                   290,576
                                                           ---------------

      ----------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      ----------------------------------------------------------------------

      SINGAPORE - 0.0%
      United Overseas Bank, Ltd.
        5.375%, due 09/03/19 (144A)(a)..... $     470,000 $       454,042
                                                          ---------------
      SOUTH AFRICA - 0.0%
      South Africa Government International
        Bond 5.875%, due 05/30/22..........       700,000         713,872
                                                          ---------------
      SOUTH KOREA - 0.4%
      Export-Import Bank of Korea
        5.214%, due 06/01/09(b)............    16,200,000      16,224,559
      Industrial Bank of Korea
        4.000%, due 05/19/14 (144A)(a).....       335,000         331,744
      Korea Development Bank
        5.380%, due 04/03/10(b)............     1,600,000       1,595,752
      Korea First Bank, Ltd.
        7.267%, due 03/03/34 (144A)(a).....       240,000         254,196
      Woori Bank Korea
        5.750%, due 03/13/14 (144A)(a).....       305,000         305,457
                                                          ---------------
                                                               18,711,708
                                                          ---------------
      SWEDEN - 0.0%
      Skandinaviska Enskilda Banken
        4.958%, due 03/29/49 (144A)(a).....       415,000         372,674
      Swedbank
        9.000%, due 12/29/49 (144A)(a).....       180,000         192,337
                                                          ---------------
                                                                  565,011
                                                          ---------------
      UKRAINE - 0.0%
      Republic of Ukraine
       6.875%, due 03/04/11................       200,000         204,340
       7.650%, due 06/11/13................       500,000         529,900
                                                          ---------------
                                                                  734,240
                                                          ---------------
      UNITED KINGDOM - 0.0%
      British Telecom Plc
        8.125%, due 12/15/10...............       190,000         208,633
      HBOS Capital Funding LP
        6.071%, due 06/30/49 (144A)(a).....        45,000          42,161
      HBOS Plc
        5.375%, due 12/29/49 (144A)(a).....       285,000         260,128
      Standard Chartered Bank
        8.000%, due 05/30/31 (144A)(a).....       235,000         268,170
                                                          ---------------
                                                                  779,092
                                                          ---------------
      Total Foreign Bonds & Debt Securities
      (Cost $180,205,707)                                     185,206,448
                                                          ---------------

      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 74.5%
      Federal Home Loan Mortgage Corp.
       7.000%, due 09/01/10................         6,252           6,419
       6.500%, due 04/01/11 - 06/01/29.....       195,116         203,539
       6.000%, due 05/01/11 - 04/01/23.....    10,401,198      10,624,022
       5.500%, due 05/01/14 - 09/01/37.....    85,872,620      85,819,086
       5.000%, due 09/15/16 - 09/01/35.....   140,684,864     140,763,755

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                             PAR           VALUE
         DESCRIPTION                         AMOUNT        (NOTE 2)
         --------------------------------------------------------------

         U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
          6.125%, due 11/15/23(b)........ $   1,785,916 $     1,835,556
          7.229%, due 01/01/29(b)........     1,970,944       2,013,485
          5.628%, due 05/15/29...........       124,109         124,272
          5.885%, due 11/01/31...........       139,221         140,807
          3.500%, due 07/15/32...........       345,726         332,976
          7.429%, due 08/01/32...........       818,458         826,107
          5.278%, due 07/15/34(b)........       483,221         483,245
          4.461%, due 10/01/34...........       319,245         318,260
          4.328%, due 11/01/34...........       225,022         222,622
          4.367%, due 11/01/34...........       618,792         616,286
          4.389%, due 11/01/34...........       198,464         196,824
          4.471%, due 11/01/34(b)........       292,728         290,218
          4.366%, due 01/01/35...........       372,194         370,410
          4.412%, due 01/01/35(b)........     1,433,675       1,423,824
          4.338%, due 02/01/35...........       431,088         426,913
          4.359%, due 02/01/35...........       278,493         275,845
          4.420%, due 02/01/35...........       678,770         673,856
          4.435%, due 02/01/35...........       365,970         365,101
          4.438%, due 02/01/35...........       180,485         178,902
          4.439%, due 02/01/35(b)........       380,905         378,344
          4.500%, due 02/01/35...........       454,078         449,290
          4.454%, due 06/01/35...........     8,003,612       7,960,631
          4.582%, due 08/01/35...........     3,935,206       3,923,894
          4.911%, due 09/01/35...........     4,098,540       4,098,871
          5.313%, due 09/01/35...........    12,110,762      12,167,602
          6.190%, due 07/25/44(b)........    19,075,458      19,075,130
          5.990%, due 10/25/44(b)........     3,626,839       3,635,730
          5.990%, due 02/25/45(b)........       322,119         321,570
          5.500%, due TBA(d).............   338,000,000     336,956,966
         Federal National Mortgage Assoc.
          6.000%, due 11/01/08 - 12/01/37   284,282,036     288,830,948
          5.500%, due 03/01/08 - 01/01/38   874,095,255     874,555,738
          6.500%, due 03/01/09 - 09/01/37     1,969,698       2,032,360
          7.000%, due 04/01/11 - 05/01/11        38,168          39,114
          8.000%, due 11/01/13 - 10/01/25        25,058          25,878
          5.000%, due 02/01/18 - 05/01/37   650,668,149     638,083,375
          7.070%, due 10/01/28...........       303,169         308,019
          7.500%, due 09/01/30...........         2,926           3,124
          6.773%, due 02/01/31...........     1,195,416       1,243,617
          7.086%, due 09/01/31...........       163,670         165,527
          5.396%, due 09/18/31(b)........     1,465,488       1,475,522
          5.765%, due 04/25/32(b)........       648,569         655,130
          5.389%, due 07/01/32...........       101,364         104,242
          5.429%, due 09/01/32...........       740,060         744,330
          7.102%, due 11/01/32...........       597,423         600,906
          4.608%, due 03/01/33...........        24,978          24,906
          4.670%, due 06/01/33...........       292,061         293,427
          4.573%, due 07/01/33...........       212,752         211,358
          4.397%, due 04/01/34...........        87,513          87,102
          4.991%, due 09/01/34...........     7,654,462       7,629,341

       --------------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       --------------------------------------------------------------------

       U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
        6.188%, due 09/01/34.............. $     455,072 $       462,625
        4.768%, due 10/01/34..............       114,803         114,819
        4.186%, due 11/01/34..............    17,545,772      17,582,241
        4.565%, due 11/01/34..............       796,606         792,501
        4.650%, due 11/01/34..............        38,657          38,601
        4.527%, due 12/01/34..............       413,488         410,575
        4.704%, due 12/01/34..............     4,078,773       4,071,353
        4.745%, due 12/01/34..............    11,357,160      11,389,642
        4.324%, due 01/01/35..............       153,855         152,423
        4.466%, due 01/01/35..............       485,974         481,794
        4.489%, due 01/01/35..............       496,567         492,255
        4.512%, due 01/01/35..............       511,370         507,131
        4.833%, due 01/01/35..............       975,031         983,032
        4.299%, due 02/01/35..............       287,826         284,935
        4.433%, due 02/01/35..............     1,144,122       1,145,601
        4.413%, due 03/01/35..............       426,627         423,009
        4.664%, due 04/01/35..............       667,812         665,018
        4.404%, due 05/01/35..............       633,913         628,096
        4.750%, due 05/01/35..............     3,436,075       3,457,158
        4.667%, due 05/25/35(b)...........     8,600,000       8,674,034
        4.250%, due 08/01/35..............     4,714,578       4,648,854
        4.738%, due 08/01/35..............     4,536,832       4,547,493
        4.736%, due 09/01/35..............    10,660,136      10,708,783
        4.714%, due 10/01/35..............     4,909,901       4,925,636
        4.673%, due 11/01/35..............     4,098,996       4,125,402
        4.837%, due 11/01/35..............     3,260,278       3,257,732
        6.817%, due 11/01/35..............     1,672,123       1,722,156
        6.435%, due 08/01/36..............     5,097,337       5,258,398
        6.341%, due 12/01/36..............     1,422,130       1,442,419
        6.063%, due 08/01/41 - 10/01/44...     8,028,796       8,082,784
        6.113%, due 09/01/41..............     3,209,250       3,201,779
        5.000%, due TBA(d)................   183,500,000     179,028,479
        5.500%, due TBA(d)................    13,000,000      13,089,215
        6.000%, due TBA(d)................    29,100,000      29,526,351
       Government National Mortgage Assoc.
        8.250%, due 02/15/09..............         1,357           1,363
        6.000%, due 04/15/14..............        67,143          68,718
        6.375%, due 02/20/22 - 05/20/32...       809,461         819,156
        7.000%, due 10/15/23..............        49,449          52,513
        7.500%, due 01/15/26 - 04/15/31...     6,147,529       6,696,463
        6.125%, due 01/20/26 - 11/20/30...       341,114         345,565
        5.625%, due 08/20/27 - 09/20/33...       765,022         768,190
        6.250%, due 02/20/28 - 01/20/30...       218,589         221,202
        6.875%, due 04/20/29..............        70,240          71,054
        5.528%, due 02/16/30..............        51,278          51,720
        5.328%, due 01/16/31..............       145,945         146,149
        6.500%, due 10/20/31-04/20/32.....        38,447          38,959
        5.750%, due 03/20/32..............         2,413           2,436
        6.000%, due 03/20/33..............        26,743          27,015

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                            SHARES/PAR       VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
        U.S. Treasury Bond
         8.875%, due 08/15/17............. $  46,900,000 $    64,546,125
         8.125%, due 08/15/19.............    66,700,000      89,930,409
         4.750%, due 02/15/37.............    66,400,000      69,512,566
         5.000%, due 05/15/37.............    46,600,000      50,804,951
        U.S. Treasury Inflation Index Bond
         2.375%, due 04/15/11-01/15/27....    40,712,473      42,658,704
         2.625%, due 07/15/17.............    32,444,800      35,017,575
        U.S. Treasury Inflation Index Note
         3.875%, due 01/15/09.............       512,432         527,725
         0.875%, due 04/15/10.............    59,221,134      59,040,746
         2.000%, due 07/15/14.............    15,406,204      15,922,558
        U.S. Treasury Note
         4.125%, due 08/31/12.............    24,600,000      25,336,081
         4.750%, due 05/15/14.............    10,800,000      11,487,658
         4.500%, due 05/15/17.............    50,700,000      52,565,608
         4.750%, due 08/15/17.............     8,700,000       9,191,420
                                                         ---------------
        Total U.S. Government & Agency
        Obligations
        (Cost $3,277,178,655)                              3,316,789,275
                                                         ---------------
        PREFERRED STOCKS - 0.2%
        Federal National Mortgage Assoc.*.       339,000       8,729,250
        Home Ownership Funding
          13.331%/1.000% (144A)(c)(e).....         2,500         390,859
                                                         ---------------
        Total Preferred Stocks
        (Cost $9,486,000)                                      9,120,109
                                                         ---------------
        PURCHASED OPTIONS - 0.8%
        Eurodollar Futures Calls,
          Expire 03/17/08................. $   2,885,000       1,514,625
        Eurodollar Futures Calls,
          Expire 03/17/08.................       240,000          76,200
        Eurodollar Futures Puts,
          Expire 02/22/08.................     1,200,000              88
        Eurodollar Futures Puts,
          Expire 03/19/08.................     2,637,500              --
        Eurodollar Futures Puts,
          Expire 03/31/08.................     1,500,000              --
        Option on FNMA TBA Puts,
          Expire 01/07/08.................   200,000,000               2
        Option on FNMA TBA Puts,
          Expire 01/07/08.................    74,700,000               1
        Option on FNMA TBA Puts,
          Expire 02/05/08.................   230,000,000             230
        Option on FNMA TBA Puts,
          Expire 02/05/08.................    89,000,000              89
        Option on FNMA TBA Puts,
          Expire 02/05/08.................    25,100,000              50
        OTC Eurodollar Calls,
          Expire 05/21/08.................    10,400,000          65,697

             --------------------------------------------------------
             SECURITY                    PAR           VALUE
             DESCRIPTION                AMOUNT        (NOTE 2)
             --------------------------------------------------------

             PURCHASED OPTIONS - CONTINUED
             OTC Eurodollar Calls,
               Expire 05/21/08...... $   9,000,000 $        56,853
             OTC Eurodollar Calls,
               Expire 05/21/08......     5,000,000          35,388
             OTC Eurodollar Calls,
               Expire 05/21/08......     4,000,000          27,721
             OTC Eurodollar Calls,
               Expire 05/21/08......     3,200,000          20,214
             OTC Eurodollar Calls,
               Expire 05/21/10......     4,500,000         180,407
             OTC Eurodollar Calls,
               Expire 05/21/10......     4,000,000         160,361
             OTC Eurodollar Calls,
               Expire 05/21/10......     4,000,000         160,361
             OTC Eurodollar Calls,
               Expire 06/03/10......     9,300,000         375,651
             OTC Eurodollar Puts,
               Expire 05/21/08......    10,400,000       1,141,775
             OTC Eurodollar Puts,
               Expire 05/21/08......     9,000,000         988,074
             OTC Eurodollar Puts,
               Expire 05/21/08......     5,000,000         517,126
             OTC Eurodollar Puts,
               Expire 05/21/08......     4,000,000         413,450
             OTC Eurodollar Puts,
               Expire 05/21/08......     3,200,000         351,315
             OTC Eurodollar Puts,
               Expire 05/21/10......     4,500,000         454,561
             OTC Eurodollar Puts,
               Expire 05/21/10......     4,000,000         404,054
             OTC Eurodollar Puts,
               Expire 05/21/10......     4,000,000         404,054
             OTC Eurodollar Puts,
               Expire 06/03/10......     9,300,000         940,960
             OTC Japanese Yen Calls,
               Expire 01/18/08......    12,400,000           8,928
             OTC Japanese Yen Calls,
               Expire 02/22/08......     5,331,000          83,297
             OTC Japanese Yen Calls,
               Expire 03/17/10......    30,000,000       1,672,650
             OTC Japanese Yen Calls,
               Expire 06/03/10......    23,600,000         746,326
             OTC Japanese Yen Calls,
               Expire 06/03/10......     5,400,000         431,131
             OTC Japanese Yen Puts,
               Expire 06/03/10......    23,600,000       1,556,585
             OTC Japanese Yen Puts,
               Expire 06/03/10......     5,400,000         505,795
             OTC Japanese Yen Puts,
               Expire 3/17/10.......    30,000,000       1,476,180

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     PURCHASED OPTIONS - CONTINUED
     Options on Interest Rate Swaps Calls,
       Expire 06/16/08....................... $  87,000,000 $     1,699,052
     Options on Interest Rate Swaps Calls,
       Expire 08/03/09.......................   475,600,000      11,993,124
     Options on Interest Rate Swaps Calls,
       Expire 09/26/08.......................   190,100,000       4,030,289
     Options on Interest Rate Swaps Calls,
       Expire 09/26/08.......................   169,700,000       3,597,791
     U.S. Treasury Note 2 Year Futures Calls,
       Expire 02/22/08.......................       418,000           3,266
     U.S. Treasury Note 2 Year Futures Calls,
       Expire 02/22/08.......................     6,218,000          48,581
     U.S. Treasury Note 5 Year Futures Calls,
       Expire 02/22/08.......................     2,698,000          42,156
     U.S. Treasury Note 5 Year Futures Calls,
       Expire 02/22/08.......................     1,738,000          27,156
     U.S. Treasury Note 10 Year Futures Puts,
       Expire 03/22/08.......................     1,480,000          23,088
                                                            ---------------
     Total Purchased Options
       (Cost $17,058,641)....................                    36,234,702
                                                            ---------------

     SHORT-TERM INVESTMENTS - 3.3%
     COMMERCIAL PAPER - 1.6%
     Abbey National North America LLC
       4.581%, due 07/02/08..................    10,500,000      10,506,435
     Fortis Funding LLC 4.000%, due
       01/02/08 (144A)(a)....................    20,900,000      20,897,678
     Nordea Bank Finland Plc 4.594%, due
       12/01/08..............................    38,100,000      38,090,630
                                                            ---------------
                                                                 69,494,743
                                                            ---------------

     REPURCHASE AGREEMENT - 0.7%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/31/07 at 2.600% to be
       repurchased at $27,941,450 on
       01/02/08 collateralized by
       28,185,000 FHLB at 3.750% due
       08/15/08 with a value of
       $28,496,162...........................    27,937,414      27,937,414
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/31/07 at 2.600% to be
       repurchased at $2,106,712 on
       01/02/08 collateralized by
       2,135,000 FNMA at 3.250% due
       02/15/09 with a value of
       $2,148,536............................     2,106,408       2,106,408

      ----------------------------------------------------------------------
      SECURITY                                  PAR            VALUE
      DESCRIPTION                              AMOUNT         (NOTE 2)
      ----------------------------------------------------------------------

      REPURCHASE AGREEMENT - CONTINUED
      State Street Bank & Trust Co.,
        Repurchase Agreement, dated
        12/31/07 at 2.600% to be
        repurchased at $34,183 on 01/02/08
        collateralized by 35,000 FNMA at
        4.250% due 05/15/09 with a value of
        $35,436............................ $      34,178 $        34,178
                                                          ---------------
                                                               30,078,000
                                                          ---------------
      U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 1.0%
      U.S. Treasury Bill
        2.955%, due 02/28/08(f)(k).........        35,000          34,833
       2.971%, due 02/28/08(f)(k)..........       165,000         164,210
       3.190%, due 02/28/08(f)(k)..........     1,200,000       1,193,833
       3.195%, due 02/28/08(f)(k)..........       850,000         845,625
       3.200%, due 02/28/08(f)(k)..........     4,410,000       4,387,264
       2.600%, due 03/13/08(f)(k)..........       750,000         746,100
       2.725%, due 03/13/08(f)(k)..........       140,000         139,237
       2.755%, due 03/13/08(f)(k)..........    16,295,000      16,197,719
       2.825%, due 03/13/08(f)(k)..........       545,000         541,921
       2.907%, due 03/13/08(f)(k)..........     2,455,000       2,440,727
       2.910%, due 03/13/08(f)(k)..........       375,000         372,817
       2.980%, due 03/13/08(f)(k)..........    10,500,000      10,437,420
       2.990%, due 03/13/08(f)(k)..........     7,310,000       7,266,286
                                                          ---------------
                                                               44,767,992
                                                          ---------------
      Total Short-Term Investments
      (Cost $144,340,735)                                     144,340,735
                                                          ---------------

      TOTAL INVESTMENTS - 121.7%
      (Cost $5,345,694,164)                                 5,416,853,426
                                                          ---------------

      Other Assets and Liabilities (net) - (21.7)%           (965,423,125)
                                                          ---------------

      TOTAL NET ASSETS - 100.0%                           $ 4,451,430,301
                                                          ===============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

* Non-income producing security
(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $385,074,745 of net assets.
(b) Variable or floating rate security. The stated rate represents the rate at December 31,2007.
(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate $40,446,539 of net assets.
(d) This security is traded on a "to-be-announced" basis.
(e) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.
(f) Zero coupon bond - Interest rate represents current yield to maturity.
(g) Par shown in Brazilian Real. Value is in USD.
(h) Par shown in Danish Krone. Value is in USD.
(i) Par shown in Euro. Value is in USD.
(j) Par shown in Pound Sterling. Value is in USD.
(k) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $44,767,992.
(1) Securities represent loan participation. The aggregate cost and market value of these securities are $77,778,828 and $78,762,380 respectively.
ADR - American Depositary Receipt
AMBAC - Ambac Indemnity Corporation
FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
MTM - Medium-Term Note
Term - Term Loan

                                               STRIKE    NUMBER OF
WRITTEN CALL OPTIONS                EXPIRATION PRICE     CONTRACTS       VALUE
----------------------------------------------------------------------------------
Options on Interest Rate Swaps      9/26/2008  $  4.95  (82,700,000) $ (3,063,622)
Options on Interest Rate Swaps      9/26/2008     4.95  (73,800,000)   (2,733,922)
Options on Interest Rate Swaps       8/3/2009     5.50 (206,600,000)  (10,114,601)
Eurodollar Futures                  3/17/2008    95.75       (1,810)     (757,938)
Eurodollar Futures                  3/17/2008    96.00         (874)     (174,800)
Eurodollar Futures                  3/14/2008    95.75          (48)     (109,200)
Eurodollar Futures                  3/14/2008    95.88          (48)      (95,700)
ECAL USD Option                     3/17/2010   104.00  (10,800,000)     (602,154)
U.S Treasury Notes Futures          2/22/2008   111.00       (1,543)   (4,387,905)
U.S Treasury Notes Futures          2/22/2008   117.00         (702)   (1,228,500)
                                                                     ------------
(Written Option Premium $9,013,581)                                  $(23,268,342)
                                                                     ============

WRITTEN PUT OPTIONS                 EXPIRATION  PRICE    CONTRACTS      VALUE
---------------------------------------------------------------------------------
Options on Interest Rate Swaps      3/16/2009  $  5.40 (145,200,000) $  (996,017)
Options on Interest Rate Swaps      3/16/2009     5.40 (145,200,000)    (996,017)
Options on Interest Rate Swaps      2/22/2008   106.00       (1,543)     (24,109)
OTC EPUT Option                     3/17/2010   104.00  (10,800,000)    (531,425)
                                                                     -----------
(Written Option Premium $4,862,167)                                  $(2,547,568)
                                                                     ===========

SECURITIES SOLD SHORT            INTEREST RATE  MATURITY     PROCEEDS        VALUE
---------------------------------------------------------------------------------------
Federal National Mortgage Assoc.     5.50%            TBA $   37,798,125 $   37,952,500
Federal National Mortgage Assoc.     6.50             TBA      1,027,812      1,027,812
U.S. Treasury Bonds                  4.75       2/15/2037    250,891,900    284,017,459
U.S. Treasury Notes                  4.88       2/15/2012     73,953,384     78,627,065
U.S. Treasury Notes                  4.75       5/15/2014     23,316,216     24,251,722
U.S. Treasury Notes                  4.25      11/15/2014    163,367,863    172,645,904
U.S. Treasury Notes                  4.63       2/15/2017    129,412,918    138,670,693
U.S. Treasury Notes                  4.50       8/15/2017    180,618,080    189,422,812
U.S. Treasury Notes                  4.75       8/31/2012    226,324,244    230,947,621
U.S. Treasury Notes                  4.13      10/31/2009     55,511,397     57,160,671
U.S. Treasury Notes                  3.63       5/15/2017    223,984,657    223,648,760
U.S. Treasury Notes                  4.25       9/30/2009    118,803,236    118,413,467
U.S. Treasury Notes                  4.00      11/15/2017     67,043,304     67,072,566
                                                          -------------- --------------
                                                          $1,552,053,136 $1,623,859,052
                                                          ============== ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


The following table summarizes the portfolio composition of the Portfolio's holdings at December 31, 2007 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        75.35%
                  AA                                      11.68
                  A                                        6.52
                  BBB                                      4.63
                  BB                                       1.20
                  B                                        0.62
                                                         ------
                  Total:                                 100.00%
                                                         ======

                                                            ACQUISITION
                                                             COST AS A                VALUE AS A
                                   ACQUISITION ACQUISITION PERCENTAGE OF             PERCENTAGE OF
ILLIQUID AND RESTRICTED SECURITIES    DATES       COST      NET ASSETS      VALUE     NET ASSETS
--------------------------------------------------------------------------------------------------
Citibank Omni Master Trust          12/20/07   $ 4,700,000     0.37%     $ 4,697,068     0.37%
Morgan Stanley Equity Index-Linked  06/01/07    12,000,000     0.95       12,021,221     0.95
AES Corp. Long Term Rate of Credit  01/24/07     5,607,560     0.44        5,558,000     0.44
SLM Corp.                           06/27/07    13,200,000     1.04       13,152,516     1.04
Teco Finance, Inc.                  12/21/07     4,575,780     0.36        4,626,875     0.37
Home Ownership Funding              11/10/04     1,011,000     0.08          390,859     0.03
                                               -----------     ----      -----------     ----
                                               $41,094,340     3.24%     $40,446,539     3.20%
                                               ===========     ====      ===========     ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

PIMCO TOTAL RETURN PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $5,386,775,426
   Repurchase Agreement                                                      30,078,000
   Cash                                                                      19,921,919
   Cash denominated in foreign currencies**                                  24,753,621
   Receivable for investments sold                                        2,764,985,333
   Receivable for Trust shares sold                                           2,234,622
   Interest receivable                                                       37,149,276
   Net variation margin on financial futures contracts (Note 7)               5,236,917
   Unrealized appreciation on swap contracts(b)                              53,028,777
   Unrealized appreciation on forward currency contracts (Note 8)            10,066,747
                                                                         --------------
     Total assets                                                         8,334,230,638
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                2,153,746,133
     Trust shares redeemed                                                    3,783,203
     Securities sold short, at value(a) (Note 2)                          1,623,859,052
     Unrealized depreciation on swap contracts(b)                            49,154,941
     Unrealized depreciation on forward currency contracts (Note 8)             852,850
     Outstanding written options(c)                                          25,815,910
     Distribution and services fees - Class B                                   268,187
     Distribution and services fees - Class E                                    16,732
     Interest payable short position                                         22,085,632
     Interest payable swap position                                             853,178
     Investment advisory fee (Note 3)                                         1,858,417
     Administration fee                                                          21,943
     Custodian and accounting fees                                              382,921
   Accrued expenses                                                             101,238
                                                                         --------------
     Total liabilities                                                    3,882,800,337
                                                                         --------------
NET ASSETS                                                               $4,451,430,301
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $4,168,289,645
   Accumulated net realized gain                                             51,198,829
   Unrealized appreciation on investments, futures contracts, options
    contracts, short sales, swap contracts and foreign currency              71,034,156
   Undistributed net investment income                                      160,907,671
                                                                         --------------
     Total                                                               $4,451,430,301
                                                                         ==============
NET ASSETS
   Class A                                                               $3,045,099,694
                                                                         ==============
   Class B                                                                1,274,351,008
                                                                         ==============
   Class E                                                                  131,979,599
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  247,711,510
                                                                         ==============
   Class B                                                                  104,704,093
                                                                         ==============
   Class E                                                                   10,806,922
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        12.29
                                                                         ==============
   Class B                                                                        12.17
                                                                         ==============
   Class E                                                                        12.21
                                                                         ==============

---------------------------------------------------------------------------------------
*  Investments at cost, excluding Repurchase Agreements                  $5,315,616,164
** Cost of cash denominated in foreign currencies                            24,924,270
(a)Proceeds of short sales                                                1,552,053,136
(b)Cost of Swaps                                                             14,378,542
(c)Cost of written options                                                   13,875,748

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

PIMCO TOTAL RETURN PORTFOLIO
INVESTMENT INCOME:
   Dividends                                                              $    207,888
   Interest                                                                190,261,363
                                                                          ------------
       Total investment income                                             190,469,251
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                         18,014,014
   Administration fees                                                         233,114
   Custody and accounting fees                                                 508,462
   Distribution fee - Class B                                                3,018,124
   Distribution fee - Class E                                                  193,849
   Transfer agent fees                                                          20,691
   Audit                                                                        32,867
   Legal                                                                        20,362
   Trustee fees and expenses                                                     5,307
   Shareholder reporting                                                       602,724
   Insurance                                                                    39,179
   Other                                                                         8,687
                                                                          ------------
       Total expenses                                                       22,697,380
                                                                          ------------
   Net investment income                                                   167,771,871
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN
CURRENCY
   Net realized gain (loss) on:
       Investments                                                          12,087,254
       Futures contracts                                                   (12,951,996)
       Options contracts                                                     6,360,654
       Swap contracts                                                       47,740,642
       Foreign currency                                                        227,915
                                                                          ------------
   Net realized gain on investments, futures contracts, options
       contracts, swap contracts and foreign currency                       53,464,469
                                                                          ------------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                          66,774,312
       Futures contracts                                                    68,412,769
       Options contracts                                                   (13,471,701)
       Short sales                                                         (69,725,130)
       Swap contracts                                                        7,937,469
       Foreign currency                                                     10,328,088
                                                                          ------------
   Net change in unrealized appreciation on investments, futures contracts, options contracts, short sales, swap contracts and
       foreign currency                                                     70,255,807
                                                                          ------------
   Net realized and change in unrealized gain on investments, futures contracts, options contracts, short sales, swap contracts and
       foreign currency                                                    123,720,276
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $291,492,147
                                                                          ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

PIMCO TOTAL RETURN PORTFOLIO
                                                                           Year Ended      Year Ended
                                                                          December 31,    December 31,
                                                                              2007            2006
                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  167,771,871  $  102,357,550
   Net realized gain on investments, futures contracts, options
       contracts, swap contracts and foreign currency                        53,464,469       5,102,371
   Net change in unrealized appreciation on investments, futures contracts, options contracts, swap contracts and foreign
       currency                                                              70,255,807       8,694,063
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                     291,492,147     116,153,984
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                (62,028,481)    (29,094,951)
     Class B                                                                (39,544,590)    (30,169,751)
     Class E                                                                 (4,411,449)     (3,863,607)
   From net realized gains
     Class A                                                                         --        (429,561)
     Class B                                                                         --        (483,466)
     Class E                                                                         --         (60,274)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                 (105,984,520)    (64,101,610)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                              1,667,575,131     612,875,519
     Class B                                                                226,761,443     174,431,330
     Class E                                                                 17,832,007       7,736,408
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 62,028,481      29,524,512
     Class B                                                                 39,544,590      30,653,217
     Class E                                                                  4,411,449       3,923,881
   Cost of shares repurchased
     Class A                                                               (259,319,301)   (137,417,970)
     Class B                                                               (261,606,785)   (116,201,961)
     Class E                                                                (27,944,696)    (27,861,563)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions             1,469,282,319     577,663,373
                                                                         --------------  --------------
TOTAL INCREASE IN NET ASSETS                                              1,654,789,946     629,715,747
   Net assets at beginning of period                                      2,796,640,355   2,166,924,608
                                                                         --------------  --------------
   Net assets at end of period                                           $4,451,430,301  $2,796,640,355
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $  160,907,671  $  107,236,497
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                    CLASS A
PIMCO TOTAL RETURN PORTFOLIO                                               -----------------------------------------------
                                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                                           -----------------------------------------------
                                                                               2007         2006        2005       2004
                                                                           --------     --------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD...................................... $  11.80     $  11.60     $11.40     $11.61
                                                                           --------     --------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.....................................................     0.56 (a)     0.49 (a)   0.40 (a)   0.20 (a)
Net Realized/Unrealized Gain (Loss) on Investments........................     0.35         0.04      (0.12)      0.40
                                                                           --------     --------     ------     ------
Total from Investment Operations..........................................     0.91         0.53       0.28       0.60
                                                                           --------     --------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income......................................    (0.42)       (0.32)     (0.01)     (0.81)
Distributions from Net Realized Capital Gains.............................       --        (0.01)     (0.07)        --
                                                                           --------     --------     ------     ------
Total Distributions.......................................................    (0.42)       (0.33)     (0.08)     (0.81)
                                                                           --------     --------     ------     ------
NET ASSET VALUE, END OF PERIOD............................................ $  12.29     $  11.80     $11.60     $11.40
                                                                           ========     ========     ======     ======
TOTAL RETURN                                                                   7.85%        4.80%      2.46%      5.25%
Ratio of Expenses to Average Net Assets**.................................     0.54%        0.58%      0.57%      0.57%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates**     0.54%        0.58%      0.57%       N/A
Ratio of Net Investment Income to Average Net Assets......................     4.74%        4.28%      3.42%      1.69%
Portfolio Turnover Rate...................................................    412.8%(c)    161.2%     344.2%     416.0%
Net Assets, End of Period (in millions)................................... $3,045.1     $1,445.1     $912.6     $578.0

SELECTED PER SHARE DATA FOR THE YEAR ENDED:


PIMCO TOTAL RETURN PORTFOLIO                                               -------

                                                                           -------
                                                                              2003
                                                                           ------
NET ASSET VALUE, BEGINNING OF PERIOD...................................... $11.34
                                                                           ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.....................................................   0.28 (a)
Net Realized/Unrealized Gain (Loss) on Investments........................   0.23
                                                                           ------
Total from Investment Operations..........................................   0.51
                                                                           ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income......................................  (0.13)
Distributions from Net Realized Capital Gains.............................  (0.11)
                                                                           ------
Total Distributions.......................................................  (0.24)
                                                                           ------
NET ASSET VALUE, END OF PERIOD............................................ $11.61
                                                                           ======
TOTAL RETURN                                                                 4.53%
Ratio of Expenses to Average Net Assets**.................................   0.59%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates**   0.57%(b)
Ratio of Net Investment Income to Average Net Assets......................   2.43%
Portfolio Turnover Rate...................................................  547.1%
Net Assets, End of Period (in millions)................................... $194.5


                                                                                                      CLASS B
                                                                           ---------------------------------------------------
                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                           ---------------------------------------------------
                                                                               2007         2006         2005         2004
                                                                           --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD...................................... $  11.69     $  11.50     $  11.32     $  11.54
                                                                           --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.....................................................     0.53 (a)     0.46 (a)     0.37 (a)     0.19 (a)
Net Realized/Unrealized Gain (Loss) on Investments........................     0.34         0.04        (0.12)        0.38
                                                                           --------     --------     --------     --------
Total from Investment Operations..........................................     0.87         0.50         0.25         0.57
                                                                           --------     --------     --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income......................................    (0.39)       (0.30)          --        (0.79)
Distributions from Net Realized Capital Gains.............................       --        (0.01)       (0.07)          --
                                                                           --------     --------     --------     --------
Total Distributions.......................................................    (0.39)       (0.31)       (0.07)       (0.79)
                                                                           --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD............................................ $  12.17     $  11.69     $  11.50     $  11.32
                                                                           ========     ========     ========     ========
TOTAL RETURN                                                                   7.56%        4.52%        2.25%        4.98%
Ratio of Expenses to Average Net Assets**.................................     0.79%        0.83%        0.82%        0.81%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates**     0.79%        0.83%        0.82%         N/A
Ratio of Net Investment Income to Average Net Assets......................     4.51%        4.01%        3.13%        1.66%
Portfolio Turnover Rate...................................................    412.8%(c)    161.2%       344.2%       416.0%
Net Assets, End of Period (in millions)................................... $1,274.4     $1,219.1     $1,107.7     $1,028.5


                                                                           -------

                                                                           -------
                                                                              2003
                                                                           ------
NET ASSET VALUE, BEGINNING OF PERIOD...................................... $11.29
                                                                           ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.....................................................   0.24 (a)
Net Realized/Unrealized Gain (Loss) on Investments........................   0.25
                                                                           ------
Total from Investment Operations..........................................   0.49
                                                                           ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income......................................  (0.13)
Distributions from Net Realized Capital Gains.............................  (0.11)
                                                                           ------
Total Distributions.......................................................  (0.24)
                                                                           ------
NET ASSET VALUE, END OF PERIOD............................................ $11.54
                                                                           ======
TOTAL RETURN                                                                 4.53%
Ratio of Expenses to Average Net Assets**.................................   0.83%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates**   0.82%(b)
Ratio of Net Investment Income to Average Net Assets......................   2.07%
Portfolio Turnover Rate...................................................  547.1%
Net Assets, End of Period (in millions)................................... $893.8

** Prior to 5/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.
(c) Excludes of TBA securities.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                               CLASS E
PIMCO TOTAL RETURN PORTFOLIO                            --------------------------------------------------
                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                           2007       2006       2005       2004       2003
                                                        ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD................... $11.73     $11.53     $11.34     $11.56     $11.30
                                                        ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income..................................   0.54 (a)   0.47 (a)   0.39 (a)   0.21 (a)   0.23 (a)
Net Realized/Unrealized Gain (Loss) on Investments.....   0.35       0.05      (0.13)      0.37       0.27
                                                        ------     ------     ------     ------     ------
Total from Investment Operations.......................   0.89       0.52       0.26       0.58       0.50
                                                        ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income...................  (0.41)     (0.31)        --      (0.80)     (0.13)
Distributions from Net Realized Capital Gains..........     --      (0.01)     (0.07)        --      (0.11)
                                                        ------     ------     ------     ------     ------
Total Distributions....................................  (0.41)     (0.32)     (0.07)     (0.80)     (0.24)
                                                        ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD......................... $12.21     $11.73     $11.53     $11.34     $11.56
                                                        ======     ======     ======     ======     ======
TOTAL RETURN                                              7.63%      4.67%      2.33%      5.06%      4.44%
Ratio of Expenses to Average Net Assets**..............   0.69%      0.72%      0.72%      0.71%      0.73%
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates**..........................   0.69%      0.72%      0.72%       N/A       0.71%(b)
Ratio of Net Investment Income to Average Net Assets...   4.61%      4.10%      3.24%      1.76%      2.02%
Portfolio Turnover Rate................................  412.8%(c)  161.2%     344.2%     416.0%     547.1%
Net Assets, End of Period (in millions)................ $132.0     $132.5     $146.6     $146.6     $119.3

** Prior to 5/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.
(c) Excludes of TBA securities.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is PIMCO Total Return Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Effective September 4, 2007, exchange traded options are valued at the mean price and previously were valued at the last sale price. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements and options thereon are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

Short positions traded in the OTC market are valued at the last available asked price.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


H. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

J. SHORT SALES - The Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

K. SWAP AGREEMENTS - The Portfolio may enter into swap contracts. Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the investment adviser believes such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the investment adviser will not treat them as being subject to the Portfolio's borrowing restrictions. The Portfolio may enter into OTC swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Among the strategic transactions into which the Portfolio may enter are interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

In addition the Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

L. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

M. REVERSE REPURCHASE AGREEMENTS - The Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

N. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

O. MORTGAGE DOLLAR ROLLS - The Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as purchase and sales transactions.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of proceeds from the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

P. CREDIT AND MARKET RISK - The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Portfolio has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At December 31, 2007, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities with an aggregate value of $3,216,207,208 (representing 72% of the Portfolio's total assets).

Q. LOAN PARTICIPATIONS - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolios' investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Pacific Investment Management Company LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                              Management Fees
                             earned by Manager
                             for the year ended
Portfolio                    December 31, 2007  % per annum Average Daily Net Assets
---------                    ------------------ ----------- ------------------------

PIMCO Total Return Portfolio    $18,014,014        0.50%              All

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                                                   Net Increase
                                                      Shares Issued                 (Decrease)
                              Beginning              Through Dividend   Shares      in Shares     Ending
                               Shares    Shares Sold   Reinvestment   Repurchased  Outstanding    Shares
-                            ----------- ----------- ---------------- -----------  ------------ -----------

PIMCO Total Return Portfolio

 Class A

 12/31/2007                  122,425,419 141,882,087    5,324,333     (21,920,329) 125,286,091  247,711,510
 12/31/2006                   78,649,719  53,129,683    2,633,766     (11,987,749)  43,775,700  122,425,419

 Class B

 12/31/2007                  104,268,472  19,449,338    3,420,812     (22,434,529)     435,621  104,704,093
 12/31/2006                   96,335,613  15,269,408    2,754,108     (10,090,657)   7,932,859  104,268,472

 Class E

 12/31/2007                   11,293,528   1,515,178      380,625      (2,382,409)    (486,606)  10,806,922
 12/31/2006                   12,709,648     669,480      351,918      (2,437,518)  (1,416,120)  11,293,528

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

5. INVESTMENT TRANSACTIONS


Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                       Purchases                        Sales
-                            ------------------------------ ------------------------------
                             U.S. Government Non-Government U.S. Government Non-Government
-                            --------------- -------------- --------------- --------------

PIMCO Total Return Portfolio $16,010,254,895 $2,658,025,800 $15,762,960,997  $668,901,695

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                Federal        Gross        Gross
                               Income Tax    Unrealized   Unrealized   Net Unrealized
Portfolio                         Cost      Appreciation Depreciation   Appreciation
---------                    -------------- ------------ ------------  --------------

PIMCO Total Return Portfolio $5,353,377,496 $86,500,000  $(23,024,042)  $63,475,958

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                 Ordinary Income      Long-Term Capital Gain          Total
-                            ------------------------ ---------------------- ------------------------
                                 2007        2006     2007        2006           2007        2006
-                            ------------ ----------- ----        --------   ------------ -----------

PIMCO Total Return Portfolio $105,984,520 $63,128,395 $--       $973,395     $105,984,520 $64,101,790

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                             Undistributed Undistributed      Net
                               Ordinary      Long-Term     Unrealized   Loss Carryforwards
                                Income         Gain      (Depreciation)   and Deferrals       Total
-                            ------------- ------------- -------------- ------------------ ------------

PIMCO Total Return Portfolio $257,750,890   $29,470,528   $(4,080,763)         $--         $283,140,655

7. FUTURES CONTRACTS

The futures contracts outstanding as of December 31, 2007 and the description and unrealized appreciation or depreciation were as follows:

                                                                    Unrealized
                                         Number of                Appreciation/
Description           Expiration Date    Contracts Notional Value (Depreciation)
-----------        --------------------- --------- -------------- --------------

Euribor Future     March 2008 - Long       1,586    $552,628,771   $(1,014,266)

Euribor Future     June 2008 - Long           63      21,974,830       (45,987)

LIBOR Futures      March 2008 - Long         604     141,476,344       214,808

LIBOR Futures      June 2008 - Long        1,944     456,842,701     1,561,384

LIBOR Futures      September 2008 - Long   1,783     420,069,039     1,849,870

LIBOR Futures      December 2008 - Long    1,087     256,552,106     1,310,778

LIBOR Futures      March 2009 - Long         870     205,530,335     1,929,775

LIBOR Futures      June 2009 - Long          180      42,519,052       461,717

LIBOR Futures      September 2009 - Long     870     205,379,257     1,510,776

EuroDollar Futures March 2008 - Long         252      60,331,950       204,750

EuroDollar Futures June 2008 - Long        3,104     746,938,800     8,543,400

EuroDollar Futures September 2008 - Long   2,057     496,302,675     7,425,563

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

7. FUTURES CONTRACTS - CONTINUED

                                                                                                 Unrealized
                                                                    Number of                  Appreciation/
Description                                      Expiration Date    Contracts  Notional Value  (Depreciation)
-----------                                    -------------------- --------- ---------------  --------------
EuroDollar Futures                             December 2008 - Long   6,506   $ 1,571,686,950   $17,770,988
EuroDollar Futures                             March 2009 - Long      3,867       934,170,525     8,205,450
U.S. Treasury Note 10 Year Futures             March 2008 - Long     11,994     1,360,007,156     4,201,610
Euro Schatz Future                             March 2008 - Short    (1,966)     (296,645,921)    1,757,816
Germany Federal Republic Bonds 5 Year Futures  March 2008 - Short    (1,256)     (197,922,619)    2,894,925
Germany Federal Republic Bonds 10 Year Futures March 2008 - Short      (113)      (18,659,621)      376,581
U.K. Treasury Bond Futures                     March 2008 - Short      (255)      (55,784,413)     (220,707)
U.S. Treasury Bond 2 Year Futures              March 2008 - Short    (2,052)     (431,433,000)   (1,252,579)
U.S. Treasury Bond 5 Year Futures              March 2008 - Short    (9,767)   (1,077,116,969)   (1,435,953)
                                                                                                -----------
                                                                                                $56,250,699
                                                                                                ===========

8. FORWARD FOREIGN CURRENCY CONTRACTS

Forward Foreign Currency Contracts to Buy:

                                                              Net Unrealized
                                       Value at   In exchange Appreciation/
     Settlement Date Contracts to Buy 12/31/2007  for U.S. $  (Depreciation)
     --------------- ---------------  ----------- ----------- --------------
       01/03/2008        490,000  AUD $   429,854 $   432,266   $   (2,412)
       01/31/2008     22,127,000  AUD  19,380,973  19,516,014     (135,041)
       02/07/2008      1,696,109  AUD   1,484,958   1,450,767       34,191
       02/14/2008        490,000  AUD     428,809     419,606        9,203
       01/03/2008     20,462,873  BRL  11,502,458  11,265,000      237,458
       03/04/2008        265,827  BRL     148,181     122,727       25,454
       03/04/2008      8,500,000  BRL   4,738,206   4,027,482      710,724
       03/04/2008     33,057,102  BRL  18,427,217  16,368,954    2,058,263
       03/04/2008     21,827,600  BRL  12,167,489  11,080,000    1,087,489
       03/04/2008      8,263,955  BRL   4,606,626   4,085,000      521,626
       03/04/2008      4,199,640  BRL   2,341,030   2,370,000      (28,970)
       03/04/2008      5,251,476  BRL   2,927,362   2,994,000      (66,638)
       03/04/2008     20,462,873  BRL  11,406,741  11,178,843      227,898
       07/02/2008     14,285,471  BRL   7,819,386   7,112,507      706,879
       07/02/2008      8,558,550  BRL   4,684,662   4,550,000      134,662
       07/02/2008        116,421  BRL      63,725      62,676        1,049
       07/02/2008     18,426,555  BRL  10,086,076  10,323,000     (236,924)
       07/02/2008     16,824,486  BRL   9,209,157   9,444,000     (234,843)
       07/02/2008      5,800,000  BRL   3,174,724   3,225,806      (51,082)
       07/02/2008      6,361,696  BRL   3,482,178   3,392,000       90,178
       03/13/2008    486,000,000  CLP     973,872     922,463       51,409
       03/13/2008     52,600,000  CLP     105,402      99,621        5,781
       01/10/2008     12,328,300  CNY   1,690,754   1,670,614       20,140

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

                                                              Net Unrealized
                                       Value at   In exchange Appreciation/
    Settlement Date Contracts to Buy  12/31/2007  for U.S. $  (Depreciation)
    --------------- ----------------- ----------- ----------- --------------

      01/10/2008       50,985,200 CNY $ 6,992,320 $ 6,922,164   $  70,156

      01/10/2008       20,203,315 CNY   2,770,766   2,735,353      35,413

      01/10/2008       27,698,910 CNY   3,798,742   3,753,240      45,502

      01/10/2008       20,629,260 CNY   2,829,182   2,793,022      36,160

      01/10/2008       20,629,260 CNY   2,829,182   2,794,611      34,571

      01/10/2008       33,453,140 CNY   4,587,901   4,521,000      66,901

      01/10/2008       25,805,968 CNY   3,539,137   3,488,000      51,137

      01/10/2008       25,595,136 CNY   3,510,222   3,456,000      54,222

      01/10/2008       26,667,926 CNY   3,657,349   3,601,000      56,349

      01/10/2008       13,840,539 CNY   1,898,148   1,869,459      28,689

      01/10/2008       71,430,000 CNY   9,796,204   9,624,739     171,465

      01/10/2008       10,924,716 CNY   1,498,260   1,482,161      16,099

      07/02/2008      115,577,333 CNY  16,470,342  15,945,000     525,342

      07/02/2007      115,522,252 CNY  16,462,493  15,944,000     518,493

      10/10/2008          206,160 CNY      30,032      30,000          32

      10/10/2008          185,011 CNY      26,951      26,981         (30)

      01/17/2008        1,300,000 EUR   1,898,468   1,867,211      31,257

      01/31/2008          260,000 GBP     515,541     517,265      (1,724)

      05/12/2008       11,966,061 INR     302,720     284,297      18,423

      05/12/2008       14,209,845 INR     359,484     338,249      21,235

      01/30/2008    2,923,026,000 KRW   3,130,335   3,210,000     (79,665)

      01/30/2008    2,447,656,050 KRW   2,621,250   2,691,506     (70,256)

      01/30/2008    4,728,892,000 KRW   5,064,278   5,245,000    (180,722)

      01/30/2008    8,902,140,100 KRW   9,533,504   9,877,000    (343,496)

      05/30/2008          183,264 KRW         197         199          (2)

      05/30/2008      318,387,736 KRW     342,579     344,762      (2,183)

      05/30/2008    1,129,625,234 KRW   1,215,453   1,211,524       3,929

      05/30/2008    1,125,300,766 KRW   1,210,801   1,205,981       4,820

      08/04/2008      733,392,000 KRW     789,981     792,000      (2,019)

      08/04/2008      902,731,723 KRW     972,387     976,454      (4,067)

      08/04/2008      448,363,491 KRW     482,959     486,769      (3,810)

      08/04/2008    6,500,241,000 KRW   7,001,802   7,080,872     (79,070)

      03/13/2008      116,747,437 MXN  10,636,821  10,363,731     273,090

      03/13/2008       15,600,000 MXN   1,421,311   1,402,046      19,265

      03/13/2008       19,298,888 MXN   1,758,315   1,757,000       1,315

      03/13/2008       49,990,752 MXN   4,554,641   4,384,000     170,641

      03/13/2008       49,944,285 MXN   4,550,408   4,383,000     167,408

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

                                                              Net Unrealized
                                       Value at   In exchange Appreciation/
     Settlement Date Contracts to Buy 12/31/2007  for U.S. $  (Depreciation)
     --------------- ---------------  ----------- ----------- --------------

       03/13/2008    123,560,624  MXN $11,257,569 $11,407,000  $  (149,431)

       03/13/2008     37,732,464  MXN   3,437,793   3,486,000      (48,207)

       07/10/2008     17,681,490  MXN   1,593,245   1,578,000       15,245

       07/10/2008     44,069,856  MXN   3,971,050   3,932,000       39,050

       07/10/2008     44,091,482  MXN   3,972,998   3,932,000       40,998

       07/10/2008     44,095,414  MXN   3,973,352   3,932,000       41,352

       07/10/2008    116,246,806  MXN  10,474,775  10,658,000     (183,225)

       05/12/2008     37,458,819  MYR  11,401,823  11,346,000       55,823

       08/04/2008      8,440,432  MYR   2,575,525   2,486,502       89,023

       03/13/2008     25,304,095  PLN  10,229,089   8,757,560    1,471,529

       03/13/2008      3,200,000  PLN   1,293,588   1,163,864      129,724

       03/13/2008      9,647,570  PLN   3,899,995   3,824,000       75,995

       07/10/2008      2,373,693  PLN     954,746     863,770       90,976

       09/11/2008     37,911,100  RUB   1,543,201   1,468,000       75,201

       09/11/2008     42,600,000  RUB   1,734,066   1,656,620       77,446

       09/11/2008     38,959,470  RUB   1,585,876   1,518,000       67,876

       09/11/2008    166,970,430  RUB   6,796,663   6,614,000      182,663

       09/11/2008    166,970,430  RUB   6,796,662   6,614,000      182,662

       09/11/2008     65,194,640  RUB   2,653,799   2,632,000       21,799

       07/10/2008      5,414,293  RUB     219,642     213,847        5,795

       07/10/2008    128,396,070  RUB   5,208,663   5,086,000      122,663

       07/10/2008    308,190,025  RUB  12,502,391  12,155,000      347,391

       07/10/2008     22,863,707  RUB     927,515     906,750       20,765

       07/10/2008    213,483,240  RUB   8,660,407   8,502,768      157,639

       11/05/2008     11,712,000  RUB     472,052     470,220        1,832

       11/19/2008    518,606,070  RUB  20,886,408  21,017,470     (131,062)

       02/20/2008      1,454,614  SGD   1,015,313     980,000       35,313

       02/20/2008      1,829,133  SGD   1,276,725   1,226,351       50,374

       02/20/2008      5,740,654  SGD   4,006,946   3,991,000       15,946

       05/22/2008      2,739,000  SGD   1,920,767   1,829,659       91,108

       05/22/2008        679,494  SGD     476,506     454,116       22,390

       05/22/2008        677,771  SGD     475,297     453,237       22,060

       05/22/2008        365,252  SGD     256,138     245,861       10,277

       05/22/2008      6,800,206  SGD   4,768,752   4,661,187      107,565

       05/22/2008      5,212,993  SGD   3,655,694   3,562,735       92,959

       01/28/2008     21,745,291  TWD     672,028     676,159       (4,131)
                                                               -----------
                                                               $10,066,747
                                                               ===========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED


Forward Foreign Currency Contracts to Sell:

                                                                  Net Unrealized
                                           Value at   In exchange Appreciation/
     Settlement Date Contracts to Deliver 12/31/2007  for U.S. $  (Depreciation)
     --------------- -------------------- ----------- ----------- --------------

       01/03/2008        490,000    AUD   $   429,855 $   420,665   $  (9,190)

       01/24/2008      3,327,999    AUD     2,916,112   2,918,988       2,876

       01/03/2008     20,462,873    BRL    11,502,457  11,255,705    (246,752)

       03/04/2008      8,202,680    BRL     4,572,469   4,085,000    (487,469)

       03/04/2008     13,416,480    BRL     7,478,828   6,930,000    (548,828)

       03/04/2008     14,813,760    BRL     8,257,722   8,320,000      62,278

       07/02/2008     16,209,335    BRL     8,872,444   8,278,516    (593,928)

       07/02/2008     26,459,543    BRL    14,483,063  14,248,542    (234,521)

       07/02/2008     10,740,126    BRL     5,878,784   5,813,329     (65,455)

       01/31/2008      1,144,000    CAD     1,158,361   1,133,790     (24,571)

       01/10/2008    188,581,432    CNY    25,862,833  25,417,000    (445,833)

       01/10/2008    171,205,297    CNY    23,479,798  23,219,000    (260,798)

       01/10/2008        219,930    CNY        30,162      30,000        (162)

       01/10/2008        185,011    CNY        25,373      25,264        (109)

       07/02/2008     40,498,260    CNY     5,771,203   5,708,000     (63,203)

       07/02/2008     80,711,120    CNY    11,501,734  11,416,000     (85,734)

       07/02/2008     36,495,860    CNY     5,200,841   5,156,239     (44,602)

       07/02/2008     67,653,337    CNY     9,640,935   9,550,160     (90,775)

       07/02/2008      5,741,008    CNY       818,122     811,221      (6,901)

       10/10/2008        391,171    CNY        56,983      56,462        (521)

       03/06/2008    169,193,000    DKK    33,153,614  33,320,138     166,524

       01/17/2008     61,432,000    EUR    89,712,822  89,986,208     273,386

       01/03/2008        260,000    GBP       515,951     517,644       1,693

       01/31/2008     23,973,000    GBP    47,534,827  48,400,887     866,060

       01/31/2008     28,173,000    GBP    55,862,791  56,636,886     774,095

       01/31/2008      5,569,000    GBP    11,042,483  11,053,975      11,492

       02/07/2008    739,537,000    JPY     6,647,032   6,662,555      15,523

       03/13/2008    155,488,620    MXN    14,166,518  14,340,000     173,482

       03/13/2008     66,656,254    MXN     6,073,030   6,044,000     (29,030)

       03/13/2008     68,210,548    MXN     6,214,641   6,186,000     (28,641)

       01/03/2008      4,936,000    NZD     3,787,511   3,703,974     (83,537)

       02/14/2008      4,936,000    NZD     3,768,892   3,801,214      32,322

       01/11/2008    518,606,070    RUB    21,110,268  21,228,247     117,979
                                                                    ---------
                                                                    $(852,850)
                                                                    =========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED


AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
CLP - Chilean Peso
CNY - China Yuan Renminbi
DKK - Danish Krone
EUR - Euro Dollar
GBP - British Pound
INR - Indian Rupee
JPY - Japanese Yen
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NZD - New Zealand Dollar
PLN - Polish Zloty
RUB - Russian Ruble
SGD - Singapore Dollar
TWD - Taiwan Dollar

9. OPTIONS

During the year ended December 31, 2007 the following options contracts were written:

                                                    PIMCO Total Return Portfolio
                                                    --------------------------
                                                      Number of
                                                      Contracts       Premium
                                                    -------------   -----------
 Options outstanding at December 31, 2006..........   280,401,977   $ 3,795,179
 Options written................................... 1,125,618,436    19,279,754
 Options bought back...............................  (148,201,543)   (2,432,544)
 Options closed and expired........................  (582,710,230)   (5,480,000)
 Options exercised.................................        (2,072)   (1,286,641)
                                                    -------------   -----------
 Options outstanding at December 31, 2007..........   675,106,568   $13,875,748
                                                    =============   ===========

10. SWAP AGREEMENTS

Open swap agreements at December 31, 2007 were as follows:

                   Expiration
Notional Amount       Date                                           Description
----------------   ---------- -----------------------------------------------------------------------------------------

14,100,000     USD  9/20/2008 Agreement with Bank of America, N.A. dated 07/13/2007 to receive quarterly the notional amount multiplied by 0.17% and to pay par in the events of default of underlying entity of The Goldman Sachs Group, Inc.

14,000,000     USD  9/20/2008 Agreement with Bank of America, N.A. dated 07/13/2007 to receive quarterly the notional amount multiplied by 0.19% and to pay par in the events of default of underlying entity of Morgan Stanley.

27,000,000     USD  3/20/2008 Interest Rate Swap Agreement with Lehman Brothers Specials Financing, Inc. dated
                              12/22/2006 to receive the notional amount multiplied by 0.055% and to pay quarterly the notional amount of underlying entities of American International Group, Inc.

   300,000     USD 12/20/2008 Agreement with J.P. Morgan Chase Bank dated 02/12/2004 to pay quarterly the notional amount multiplied by 1.35% and to receive par in the event of default of underlying entities of Capital One Financing Corporation 8.750% due 2/1/2007.

 1,200,000     USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly the notional amount multiplied by 0.97% and to receive par in the event of default of underlying entities of
                              Goodrich Corporation 7.625% due 12/15/2012.

 1,200,000     USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly the notional amount multiplied by 0.53% and to receive par in the event of default of underlying entities of
                              Lockheed Martin Corporation 8.20% due 12/1/2009.

 1,200,000     USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly the notional amount multiplied by 0.48% and to receive par in the event of default of underlying entities of
                              Northrop Grumman Corporation 7.125% due 02/15/2011.

                                       Description                                           Value
-----------------------------------------------------------------------------------------  --------

Agreement with Bank of America, N.A. dated 07/13/2007 to receive quarterly the notional    $(59,396)
amount multiplied by 0.17% and to pay par in the events of default of underlying entity of The Goldman Sachs Group, Inc.

Agreement with Bank of America, N.A. dated 07/13/2007 to receive quarterly the notional     (92,882)
amount multiplied by 0.19% and to pay par in the events of default of underlying entity of Morgan Stanley.

Interest Rate Swap Agreement with Lehman Brothers Specials Financing, Inc. dated            (36,528)
12/22/2006 to receive the notional amount multiplied by 0.055% and to pay quarterly the notional amount of underlying entities of American International Group, Inc.

Agreement with J.P. Morgan Chase Bank dated 02/12/2004 to pay quarterly the notional          2,941
amount multiplied by 1.35% and to receive par in the event of default of underlying entities of Capital One Financing Corporation 8.750% due 2/1/2007.

Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly the notional amount        (10,266)
multiplied by 0.97% and to receive par in the event of default of underlying entities of
Goodrich Corporation 7.625% due 12/15/2012.

Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly the notional amount         (5,311)
multiplied by 0.53% and to receive par in the event of default of underlying entities of
Lockheed Martin Corporation 8.20% due 12/1/2009.

Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly the notional amount         (4,920)
multiplied by 0.48% and to receive par in the event of default of underlying entities of
Northrop Grumman Corporation 7.125% due 02/15/2011.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

10. SWAP AGREEMENTS - CONTINUED

                    Expiration
 Notional Amount       Date                                             Description
-----------------   ---------- ----------------------------------------------------------------------------------------------

  5,000,000     USD 12/20/2008 Agreement with Lehman Brothers dated 12/14/2006 to receive the notional amount multiplied by 0.31% and to pay the semi-annually notional amount in the event of default of the underlying sovereign entities of Russian Federation.

  5,000,000     USD 12/20/2008 Agreement with Lehman Brothers dated 12/06/2006 to pay the semi-notional amount multiplied by 0.29% and to received par in the event of default entity of Petroleos Mexicanos
                               9.500% due 9/15/2027.

  7,000,000     USD 12/20/2008 Agreement with Lehman Brothers dated 12/18/2006 to receive the notional amount multiplied by 0.40% and to pay the quarterly notional amount in the event of default of the underlying sovereign entities of Republic of Indonesia.

  5,300,000     USD 12/20/2008 Agreement with Lehman Brothers dated 12/14/2006 to receive the notional amount multiplied by 0.32% and to pay the semi-annually notional amount in the event of default of the underlying sovereign entities of Republic of Peru.

562,800,000     USD  6/18/2010 Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc., dated 12/12/2007 to receive semi-annually the notional amount multiplied by 4.00% and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

784,700,000     USD  6/18/2010 Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., dated 12/13/2007 to receive semi-annually the notional amount multiplied by 4.00% and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

  4,700,000     USD  6/20/2010 Agreement with Morgan Stanley Capital Services, Inc., dated 04/13/07 to receive 3 months the notional amount multiplied by 0.17% and to pay par in event of default of underlying sovereign entities of the Glitnir Banki HF.

  4,800,000     USD  6/20/2010 Agreement with Morgan Stanley Capital Services, Inc., dated 04/14/2005 to receive semi-
                               annually the notional amount multiplied by 2.10% and to pay par in event of default of underlying sovereign entities of the Dow Jones CDX Emerging Markets Index.

    500,000     USD  9/20/2010 Agreement with Merrill Lynch International dated 07/27/2005 to receive quarterly the notional amount multiplied by 3.80% and to pay par in the event of default of Ford Motor
                               Credit Co. 7.00% due 10/1/2013.

    700,000     USD 10/20/2010 Agreement with Morgan Stanley Capital Services, Inc. dated 10/11/2005 to pay semi-annually the notional amount multiplied by 2.20% and to receive par in the event of default of Republic of Turkey 11.875% due 01/15/2030.

  1,000,000     USD 10/20/2010 Agreement with Lehman Brothers dated 09/29/2005 to pay semi-annually the notional amount multiplied by 2.11% and to receive par in the event of default of Republic of Turkey 11.875%
                               due 01/15/2030.

    300,000     USD  9/20/2010 Agreement with Lehman Brothers dated 10/7/2005 to pay semi-annually the notional amount multiplied by 2.26% and to receive par in the event of default of Republic of Turkey 11.875%
                               due 01/15/2030.

  1,600,000     USD  3/20/2011 Agreement with Merrill Lynch International., dated 06/11/2007 to pay quarterly the notional amount multiplied by 0.10% and to receive par in the event of default of underlying entity of
                               Progress Energy, Inc.

  5,000,000     USD  6/20/2011 Agreement with Merrill Lynch Capital Services, Inc., dated 11/30/2006 to pay the notional amount multiplied by 0.51% and to receive par in the event of default of underlying entity of
                               Boston Scientific Corp.

  5,000,000     USD  6/20/2011 Agreement with Merrill Lynch Capital Services, Inc., dated 12/01/2006 to pay the notional amount multiplied by 1.29% and to receive quarterly notional amount in the event of default of the underlying entity of GMAC LLC.

  4,200,000     USD  9/20/2011 Agreement with J.P. Morgan Chase Bank, dated 11/09/2006 to pay the notional amount multiplied by 0.46% and to receive quarterly notional amount in the event of default of the underlying entity of Health Care Property Investors, Inc.

                                         Description                                              Value
---------------------------------------------------------------------------------------------- ----------

Agreement with Lehman Brothers dated 12/14/2006 to receive the notional amount multiplied      $  (13,242)
by 0.31% and to pay the semi-annually notional amount in the event of default of the underlying sovereign entities of Russian Federation.

Agreement with Lehman Brothers dated 12/06/2006 to pay the semi-notional amount                       305
multiplied by 0.29% and to received par in the event of default entity of Petroleos Mexicanos
9.500% due 9/15/2027.

Agreement with Lehman Brothers dated 12/18/2006 to receive the notional amount multiplied         (26,986)
by 0.40% and to pay the quarterly notional amount in the event of default of the underlying sovereign entities of Republic of Indonesia.

Agreement with Lehman Brothers dated 12/14/2006 to receive the notional amount multiplied          (7,167)
by 0.32% and to pay the semi-annually notional amount in the event of default of the underlying sovereign entities of Republic of Peru.

Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc., dated 12/12/2007 to     3,567,319
receive semi-annually the notional amount multiplied by 4.00% and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., dated 12/13/2007 to    4,973,837
receive semi-annually the notional amount multiplied by 4.00% and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

Agreement with Morgan Stanley Capital Services, Inc., dated 04/13/07 to receive 3 months the      232,801
notional amount multiplied by 0.17% and to pay par in event of default of underlying sovereign entities of the Glitnir Banki HF.

Agreement with Morgan Stanley Capital Services, Inc., dated 04/14/2005 to receive semi-           118,041
annually the notional amount multiplied by 2.10% and to pay par in event of default of underlying sovereign entities of the Dow Jones CDX Emerging Markets Index.

Agreement with Merrill Lynch International dated 07/27/2005 to receive quarterly the              (33,288)
notional amount multiplied by 3.80% and to pay par in the event of default of Ford Motor
Credit Co. 7.00% due 10/1/2013.

Agreement with Morgan Stanley Capital Services, Inc. dated 10/11/2005 to pay semi-annually        (21,388)
the notional amount multiplied by 2.20% and to receive par in the event of default of Republic of Turkey 11.875% due 01/15/2030.

Agreement with Lehman Brothers dated 09/29/2005 to pay semi-annually the notional amount          (28,179)
multiplied by 2.11% and to receive par in the event of default of Republic of Turkey 11.875%
due 01/15/2030.

Agreement with Lehman Brothers dated 10/7/2005 to pay semi-annually the notional amount            (9,495)
multiplied by 2.26% and to receive par in the event of default of Republic of Turkey 11.875%
due 01/15/2030.

Agreement with Merrill Lynch International., dated 06/11/2007 to pay quarterly the notional         6,825
amount multiplied by 0.10% and to receive par in the event of default of underlying entity of
Progress Energy, Inc.

Agreement with Merrill Lynch Capital Services, Inc., dated 11/30/2006 to pay the notional         158,706
amount multiplied by 0.51% and to receive par in the event of default of underlying entity of
Boston Scientific Corp.

Agreement with Merrill Lynch Capital Services, Inc., dated 12/01/2006 to pay the notional         742,021
amount multiplied by 1.29% and to receive quarterly notional amount in the event of default of the underlying entity of GMAC LLC.

Agreement with J.P. Morgan Chase Bank, dated 11/09/2006 to pay the notional amount                107,887
multiplied by 0.46% and to receive quarterly notional amount in the event of default of the underlying entity of Health Care Property Investors, Inc.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

10. SWAP AGREEMENTS - CONTINUED

                    Expiration
 Notional Amount       Date                                              Description
-----------------   ---------- ------------------------------------------------------------------------------------------------

  2,000,000     USD  1/20/2012 Agreement with Lehman Brothers Specials Financing, Inc. dated 11/19/2007 to pay the notional amount multiplied by 0.39% and to receive semi-annually the notional amount in the underlying sovereign entity of United Mexican States.

  5,000,000     USD  3/20/2012 Agreement with Bank of America, N.A. dated 09/28/2007 to pay the notional amount multiplied by 0.324% and to receive notional amount in the event of default of the underlying entity of Wyeth.

  2,500,000     USD  3/20/2012 Agreement with Bank of America, N.A. dated 06/13/2007 to pay the notional amount multiplied by 0.09% and to receive notional amount in the event of default of the underlying entity of Consumers Energy Company.

  8,300,000     USD  6/20/2012 Agreement with Bank of America, N.A. dated 04/27/2007 to pay the notional amount multiplied by 0.53% and to receive notional amount in the event of default of the underlying entity of
                               Globalsantafe Corporation.

  2,000,000     USD  6/20/2012 Agreement with J.P. Morgan Chase Bank dated 3/21/2007 to receive quarterly the notional amount multiplied by 0.43% and to pay par in the event of default of underlying bond(s) of the
                               International Paper Company 5.850% due 10/30/2012.

  4,000,000     USD  6/20/2012 Agreement with Morgan Stanley Capital Services, Inc. dated 03/21/2007 to pay the notional amount multiplied by 0.475% and to receive quarterly the notional amount in the event of default of the underlying entity of International Paper Company.

  2,800,000     USD  6/20/2012 Agreement with Merrill Lynch International, dated 07/26/2007 to receive the notional amount multiplied by 1.085% and to pay par in the event of default of underlying entity of CDX.NA.HY.8.

141,300,000     USD  6/20/2012 Agreement with Morgan Stanley Capital Services, Inc. dated 07/30/2007 to receive the notional amount multiplied by 2.75% and to pay par in the event of default of underlying entity of
                               CDX.NA.IG.8.

 14,800,000     USD  6/20/2012 Agreement with Lehman Brothers Special Financing, Inc., dated 09/20/2007 to receive the notional amount multiplied by 0.170% and to pay par in the event of default of underlying entity of CDX.NA.HY.8.

  4,300,000     USD  9/20/2012 Agreement with Citibank, N.A., New York dated 08/06/2007 to receive quarterly the notional amount multiplied by 0.92% and to pay par in the event of default of underlying entities of The
                               Goldman Sachs Group, Inc.

  4,300,000     USD  9/20/2012 Agreement with Citibank, N.A., New York,, Inc. dated 06/07/2007 to receive the notional amount multiplied by 0.95% and to pay par in the event of default of underlying entity of
                               Merrill Lynch & Co., Inc.

 19,000,000     USD  9/20/2012 Agreement with J.P. Morgan Chase Bank, dated 08/10/2007 to receive the notional amount multiplied by 0.82% and to pay par in the event of default of underlying entity of The Goldman
                               Sachs Group, Inc.

 10,000,000     USD 12/20/2012 Agreement with J.P. Morgan Chase Bank, dated 09/14/2007 to pay quarterly the notional amount multiplied by 0.320% and to receive par in the event of default of underlying entity of
                               The TJX Companies, Inc.

  2,900,000     USD 12/20/2012 Agreement with J.P. Morgan Chase Bank, dated 09/14/2007 to pay quarterly the notional amount multiplied by 0.285% and to receive notional amount in underlying entity of Nordstrom, Inc.

  5,000,000     USD 12/20/2012 Agreement with J.P. Morgan Chase Bank, dated 09/14/2007 to pay the notional amount multiplied by 0.369% and to receive quarterly notional amount in the event of default of the underlying entity of Target Corporation.

  2,500,000     USD  3/20/2013 Agreement with Morgan Stanley Capital Services, Inc. dated 11/01/2006 to pay the notional amount multiplied by 0.15% and to receive quarterly the notional amount in the event of default of the underlying entity of Wyeth.

                                          Description                                              Value
------------------------------------------------------------------------------------------------ ---------

Agreement with Lehman Brothers Specials Financing, Inc. dated 11/19/2007 to pay the              $ (16,345)
notional amount multiplied by 0.39% and to receive semi-annually the notional amount in the underlying sovereign entity of United Mexican States.

Agreement with Bank of America, N.A. dated 09/28/2007 to pay the notional amount                    (7,986)
multiplied by 0.324% and to receive notional amount in the event of default of the underlying entity of Wyeth.

Agreement with Bank of America, N.A. dated 06/13/2007 to pay the notional amount                   105,163
multiplied by 0.09% and to receive notional amount in the event of default of the underlying entity of Consumers Energy Company.

Agreement with Bank of America, N.A. dated 04/27/2007 to pay the notional amount multiplied       (104,364)
by 0.53% and to receive notional amount in the event of default of the underlying entity of
Globalsantafe Corporation.

Agreement with J.P. Morgan Chase Bank dated 3/21/2007 to receive quarterly the notional              4,602
amount multiplied by 0.43% and to pay par in the event of default of underlying bond(s) of the
International Paper Company 5.850% due 10/30/2012.

Agreement with Morgan Stanley Capital Services, Inc. dated 03/21/2007 to pay the notional            1,844
amount multiplied by 0.475% and to receive quarterly the notional amount in the event of default of the underlying entity of International Paper Company.

Agreement with Merrill Lynch International, dated 07/26/2007 to receive the notional amount        (24,130)
multiplied by 1.085% and to pay par in the event of default of underlying entity of CDX.NA.HY.8.

Agreement with Morgan Stanley Capital Services, Inc. dated 07/30/2007 to receive the notional       13,552
amount multiplied by 2.75% and to pay par in the event of default of underlying entity of
CDX.NA.IG.8.

Agreement with Lehman Brothers Special Financing, Inc., dated 09/20/2007 to receive the            749,012
notional amount multiplied by 0.170% and to pay par in the event of default of underlying entity of CDX.NA.HY.8.

Agreement with Citibank, N.A., New York dated 08/06/2007 to receive quarterly the notional          45,909
amount multiplied by 0.92% and to pay par in the event of default of underlying entities of The
Goldman Sachs Group, Inc.

Agreement with Citibank, N.A., New York,, Inc. dated 06/07/2007 to receive the notional            (59,839)
amount multiplied by 0.95% and to pay par in the event of default of underlying entity of
Merrill Lynch & Co., Inc.

Agreement with J.P. Morgan Chase Bank, dated 08/10/2007 to receive the notional amount             122,210
multiplied by 0.82% and to pay par in the event of default of underlying entity of The Goldman
Sachs Group, Inc.

Agreement with J.P. Morgan Chase Bank, dated 09/14/2007 to pay quarterly the notional               64,390
amount multiplied by 0.320% and to receive par in the event of default of underlying entity of
The TJX Companies, Inc.

Agreement with J.P. Morgan Chase Bank, dated 09/14/2007 to pay quarterly the notional amount        33,046
multiplied by 0.285% and to receive notional amount in underlying entity of Nordstrom, Inc.

Agreement with J.P. Morgan Chase Bank, dated 09/14/2007 to pay the notional amount                  28,733
multiplied by 0.369% and to receive quarterly notional amount in the event of default of the underlying entity of Target Corporation.

Agreement with Morgan Stanley Capital Services, Inc. dated 11/01/2006 to pay the notional            9,436
amount multiplied by 0.15% and to receive quarterly the notional amount in the event of default of the underlying entity of Wyeth.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

10. SWAP AGREEMENTS - CONTINUED

                    Expiration
 Notional Amount       Date                                             Description
-----------------   ---------- ---------------------------------------------------------------------------------------------

238,300,000     USD  6/18/2013 Interest Rate Swap Agreement with J.P. Morgan Chase Bank, N.A., dated 12/13/2007 to pay semi-annually the notional amount multiplied by 4.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

 15,800,000     USD  6/18/2013 Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc., dated 12/6/2007 to pay semi-annually the notional amount multiplied by 4.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

562,600,000     USD  6/18/2013 Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., dated 12/13/2007 to pay semi-annually the notional amount multiplied by 4.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

 74,000,000     USD  3/18/2014 Interest Rate Swap Agreement with J.P. Morgan Chase Bank, N.A., dated 09/14/2007 to pay semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

 53,700,000     USD  3/18/2014 Interest Rate Swap Agreement with Citibank, N.A. New York, dated 09/19/2007 to pay semi-
                               annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

  5,750,000     USD  3/20/2014 Agreement with Bank of America, N.A. dated 09/24/2007 to pay quarterly the notional amount multiplied by 0.68% and to receive notional amount in the event of default of the underlying entity of Liberty Mutual Group Inc.

 10,000,000     USD  9/20/2014 Agreement with Morgan Stanley Capital Services, Inc. dated 09/26/2007 to pay quarterly the notional amount multiplied by 0.65% and to receive the notional amount in the event of default of the underlying entity of Nisource Finance Corp.

  5,000,000     USD 12/20/2014 Agreement with Bank of America, N.A. dated 09/25/2007 to pay the notional amount multiplied by 0.63% and to receive quarterly the notional amount in the event of default of the underlying entity of CAN Financial Corp.

113,100,000     USD  6/18/2015 Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., dated 12/10/2007 to pay semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

 13,300,000     USD  6/18/2015 Interest Rate Swap Agreement with Bank of America, N.A., dated 12/10/2007 to pay semi-
                               annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

  5,000,000     USD 12/20/2015 Agreement with Bank of America, N.A. dated 09/21/2007 to pay quarterly the notional amount multiplied by 0.66% and to receive notional amount in the event of default of the underlying entity of Quest Diagnostic Incorporated.

 10,000,000     USD  6/20/2016 Agreement with Morgan Stanley Capital Services, Inc., dated 11/30/2007 to receive quarterly the notional amount multiplied by 0.97% and to pay par in the events of default of underlying entity of Viacom, Inc.

  3,900,000     USD 12/20/2016 Agreement with Lehman Brothers Specials Financing, Inc. dated 11/01/2006 to pay the notional amount multiplied by 0.34% and to receive quarterly notional amount in the event of default of the underlying entity of Morgan Stanley.

 11,250,000     USD 12/20/2016 Agreement with Bank of America, N.A. dated 09/21/2007 to pay quarterly the notional amount multiplied by 0.966% and to receive notional amount in the event of default of the underlying entity of Sprint Nextel Corporation.

  6,500,000     USD 12/20/2016 Agreement with JP Morgan Chase Bank, N.A., dated 11/09/2007 to receive quarterly the notional amount multiplied by 0.83% and to pay par in the events of default of underlying entity of Time Warner, Inc.

                                         Description                                             Value
--------------------------------------------------------------------------------------------- -----------

Interest Rate Swap Agreement with J.P. Morgan Chase Bank, N.A., dated 12/13/2007 to pay       $(1,915,298)
semi-annually the notional amount multiplied by 4.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc., dated 12/6/2007 to       (126,990)
pay semi-annually the notional amount multiplied by 4.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., dated 12/13/2007      (4,521,807)
to pay semi-annually the notional amount multiplied by 4.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

Interest Rate Swap Agreement with J.P. Morgan Chase Bank, N.A., dated 09/14/2007 to pay        (1,724,148)
semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

Interest Rate Swap Agreement with Citibank, N.A. New York, dated 09/19/2007 to pay semi-       (1,251,172)
annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

Agreement with Bank of America, N.A. dated 09/24/2007 to pay quarterly the notional               (40,766)
amount multiplied by 0.68% and to receive notional amount in the event of default of the underlying entity of Liberty Mutual Group Inc.

Agreement with Morgan Stanley Capital Services, Inc. dated 09/26/2007 to pay quarterly the        154,810
notional amount multiplied by 0.65% and to receive the notional amount in the event of default of the underlying entity of Nisource Finance Corp.

Agreement with Bank of America, N.A. dated 09/25/2007 to pay the notional amount                   87,197
multiplied by 0.63% and to receive quarterly the notional amount in the event of default of the underlying entity of CAN Financial Corp.

Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., dated 12/10/2007       3,787,593
to pay semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

Interest Rate Swap Agreement with Bank of America, N.A., dated 12/10/2007 to pay semi-            445,402
annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

Agreement with Bank of America, N.A. dated 09/21/2007 to pay quarterly the notional                19,585
amount multiplied by 0.66% and to receive notional amount in the event of default of the underlying entity of Quest Diagnostic Incorporated.

Agreement with Morgan Stanley Capital Services, Inc., dated 11/30/2007 to receive quarterly       (43,788)
the notional amount multiplied by 0.97% and to pay par in the events of default of underlying entity of Viacom, Inc.

Agreement with Lehman Brothers Specials Financing, Inc. dated 11/01/2006 to pay the               152,651
notional amount multiplied by 0.34% and to receive quarterly notional amount in the event of default of the underlying entity of Morgan Stanley.

Agreement with Bank of America, N.A. dated 09/21/2007 to pay quarterly the notional               389,646
amount multiplied by 0.966% and to receive notional amount in the event of default of the underlying entity of Sprint Nextel Corporation.

Agreement with JP Morgan Chase Bank, N.A., dated 11/09/2007 to receive quarterly the               46,745
notional amount multiplied by 0.83% and to pay par in the events of default of underlying entity of Time Warner, Inc.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

10. SWAP AGREEMENTS - CONTINUED

                    Expiration
 Notional Amount       Date                                             Description
-----------------   ---------- ---------------------------------------------------------------------------------------------
 72,000,000     USD  6/20/2017 Interest Rate Swap Agreement with Bank of America N.A., dated 12/07/2006 to pay semi-
                               annually the notional amount multiplied by 5.00% and to receive the notional amount multiplied by 3 month USD-LIBOR-BBA.
 20,000,000     USD  6/20/2017 Agreement with Morgan Stanley Capital Services Inc dated 06/08/07 to pay the notional amount multiplied by 0.97% and to receive notional amount in the event of default of the underlying entity of Weyerhaeuser Company.
 13,000,000     USD  6/20/2017 Agreement with Morgan Stanley Capital Services Inc dated 06/08/07 to pay the notional amount multiplied by 0.99% and to receive notional amount in the event of default of the underlying entity of Weyerhaeuser Company.
  4,800,000     USD  6/20/2017 Agreement with Lehman Brothers Specials Financing, Inc. dated 04/13/2007 to pay the notional amount multiplied by 1.25% and to receive the notional amount in the event of default of the underlying entity of Reynolds American Inc.
  9,700,000     USD  6/20/2017 Agreement with J.P. Morgan Chase Bank, Inc. dated 04/12/2007 to pay the notional amount multiplied by 0.95% and to receive the notional amount in the event of default of the underlying entity of Liz Claiborne, Inc.
  5,400,000     USD  6/20/2017 Agreement with Citibank, N.A., New York, dated 05/01/2007 to receive 3 months the notional amount multiplied by 0.47% and to pay par in event of default of underlying bond(s) of the
                               Diamond Offshore Drilling, INC.
  5,000,000     USD  6/20/2017 Agreement with Bank of America, N.A. dated 11/06/2007 to receive quarterly the notional amount multiplied by 0.595% and to pay par in the events of default of underlying entity of
                               Centurytel, Inc.
  8,500,000     USD  9/20/2017 Agreement with Bank of America, N.A. dated 09/25/07 to pay the notional amount multiplied by 0.423% and to receive quarterly the notional amount in the event of default of the underlying entity of Rohm & Haas Holdings.

 10,000,000     USD  9/20/2017 Agreement with Bank of America, N.A. dated 12/13/2007 to receive quarterly the notional amount multiplied by 2.29% and to pay par in the events of default of underlying entity of
                               Limited Brands, Inc.

  5,000,000     USD 12/20/2017 Agreement with Bank of America, N.A. dated 11/14/2007 to receive quarterly the notional amount multiplied by 0.50% and to pay par in the events of default of underlying entity of
                               Covidien Ltd.

  7,000,000     USD 12/20/2017 Agreement with Lehman Brothers Special Financing, Inc. dated 12/14/2007 to receive quarterly the notional amount multiplied by 0.57% and to pay par in the events of default of underlying entity of J.P. Morgan Chase & Co.

  8,000,000     USD 12/20/2017 Agreement with Morgan Stanley Capital Services, Inc., dated 12/13/2007 to receive quarterly the notional amount multiplied by 0.55% and to pay par in the events of default of underlying entity of Morgan Stanley Capital Services, Inc.

  7,500,000     USD  3/20/2018 Agreement with Bank of America, N.A., dated 10/26/2007 to receive quarterly the notional amount multiplied by 1.227% and to pay par in the events of default of underlying entity of
                               Health Care Property Investors, Inc.

123,200,000     USD  6/18/2018 Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., dated 12/14/2007 to pay semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

 51,600,000     USD  6/18/2018 Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc., dated 12/13/2007 to pay semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

 14,100,000     USD  6/18/2023 Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc., dated 12/17/2007 to pay semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

                                         Description                                             Value
--------------------------------------------------------------------------------------------- -----------
Interest Rate Swap Agreement with Bank of America N.A., dated 12/07/2006 to pay semi-         $(1,922,297)
annually the notional amount multiplied by 5.00% and to receive the notional amount multiplied by 3 month USD-LIBOR-BBA.
Agreement with Morgan Stanley Capital Services Inc dated 06/08/07 to pay the notional             330,348
amount multiplied by 0.97% and to receive notional amount in the event of default of the underlying entity of Weyerhaeuser Company.
Agreement with Morgan Stanley Capital Services Inc dated 06/08/07 to pay the notional             195,673
amount multiplied by 0.99% and to receive notional amount in the event of default of the underlying entity of Weyerhaeuser Company.
Agreement with Lehman Brothers Specials Financing, Inc. dated 04/13/2007 to pay the                70,222
notional amount multiplied by 1.25% and to receive the notional amount in the event of default of the underlying entity of Reynolds American Inc.
Agreement with J.P. Morgan Chase Bank, Inc. dated 04/12/2007 to pay the notional amount           724,022
multiplied by 0.95% and to receive the notional amount in the event of default of the underlying entity of Liz Claiborne, Inc.
Agreement with Citibank, N.A., New York, dated 05/01/2007 to receive 3 months the notional         18,806
amount multiplied by 0.47% and to pay par in event of default of underlying bond(s) of the
Diamond Offshore Drilling, INC.
Agreement with Bank of America, N.A. dated 11/06/2007 to receive quarterly the notional            70,756
amount multiplied by 0.595% and to pay par in the events of default of underlying entity of
Centurytel, Inc.
Agreement with Bank of America, N.A. dated 09/25/07 to pay the notional amount multiplied         109,218
by 0.423% and to receive quarterly the notional amount in the event of default of the underlying entity of Rohm & Haas Holdings.

Agreement with Bank of America, N.A. dated 12/13/2007 to receive quarterly the notional            15,680
amount multiplied by 2.29% and to pay par in the events of default of underlying entity of
Limited Brands, Inc.

Agreement with Bank of America, N.A. dated 11/14/2007 to receive quarterly the notional           (26,057)
amount multiplied by 0.50% and to pay par in the events of default of underlying entity of
Covidien Ltd.

Agreement with Lehman Brothers Special Financing, Inc. dated 12/14/2007 to receive                 24,870
quarterly the notional amount multiplied by 0.57% and to pay par in the events of default of underlying entity of J.P. Morgan Chase & Co.

Agreement with Morgan Stanley Capital Services, Inc., dated 12/13/2007 to receive quarterly        40,978
the notional amount multiplied by 0.55% and to pay par in the events of default of underlying entity of Morgan Stanley Capital Services, Inc.

Agreement with Bank of America, N.A., dated 10/26/2007 to receive quarterly the notional          153,436
amount multiplied by 1.227% and to pay par in the events of default of underlying entity of
Health Care Property Investors, Inc.

Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., dated 12/14/2007      (2,655,814)
to pay semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc., dated 12/13/2007 to    (1,112,338)
pay semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc., dated 12/17/2007 to      (101,499)
pay semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

10. SWAP AGREEMENTS - CONTINUED

                    Expiration
 Notional Amount       Date                                             Description
-----------------   ---------- ----------------------------------------------------------------------------------------------

 22,500,000     USD  6/20/2037 Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., dated 11/29/2006 to receive the notional amount and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

  3,000,000     USD  8/25/2037 Agreement with Citibank, N.A., dated 11/01/2007 to receive quarterly the notional amount multiplied by 0.15% and to pay par in the events of default of underlying entity of ABX.HE.AA.

 38,900,000     USD  6/18/2038 Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., dated 12/17/2007 to pay semi-annually the notional amount multiplied by 5.00% and to receive the notional amount multiplied by 3 month USD-LIBOR-BBA.

  2,850,000     USD  7/25/2045 Agreement with Lehman Brothers dated 01/24/06 to pay quarterly the notional amount multiplied by 0.54% and to receive par in event of default of underlying entities of the
                               ABX.HE.A.06-01.

  2,850,000     USD  7/25/2045 Agreement with Merrill Lynch International, dated 07/12/07 to pay quarterly the notional amount multiplied by 0.54% and to receive par in event of default of underlying entities of the ABX.HE.A.06-01.

  5,000,000     USD   5/6/2046 Interest Rate Swap Agreement with Bank of America N.A., dated 12/21/2006 to receive annually the notional amount multiplied by 1.75% and to pay the notional amount multiplied by 3 month USD-LIBOR plus 1.35%

  1,600,000     USD 12/10/2046 Agreement with Merrill Lynch Capital Services, Inc., dated 12/07/2006 to pay monthly the notional amount multiplied by 2.0299% and to received par in the event of default of
                               Topanga 2006-2A B 1ML+145 144A 6.77%, due 12/10/2046.

120,000,000     AUD  9/15/2009 Interest Rate Swap Agreement with Lehman Brothers Special Financing, Inc., dated
                               12/07/2007 to receive semi-annually the notional amount multiplied by 7.00% and to pay the notional amount multiplied by 6 month AUD-BBR-BBSW.

 90,600,000     AUD  9/15/2009 Interest Rate Swap Agreement with Citibank, N.A., dated 12/07/2007 to receive semi-
                               annually the notional amount multiplied by 7.00% and to pay the notional amount multiplied by 6 month AUD-BBR-BBSW.

289,300,000     AUD  6/15/2010 Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., dated 08/10/2007 to receive semi-annually the notional amount multiplied by 7.00% and to pay the notional amount multiplied by 6 month AUD-BBR-BBSW.

 50,600,000     BRL   1/4/2010 Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc., dated 12/13/07 to receive annually the notional amount multiplied by 12.67% and pay semi-annually the notional amount multiplied by the BRL PTAX (BRL09).

295,300,000     BRL   1/2/2012 Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc. dated 05/16/07 to receive annually the notional amount multiplied by 10.115% and pay semi-annually the notional amount multiplied by the BRL PTAX (BRL09).

193,300,000     BRL   1/2/2012 Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc. dated 12/21/07 to receive annually the notional amount multiplied by 12.54% and pay semi-annually the notional amount multiplied by the BRL PTAX (BRL09).

268,900,000     EUR  3/19/2010 Interest Rate Swap Agreement with J.P. Morgan Chase Bank dated 03/13/2007 to receive annually the notional amount multiplied by ([1+1.9475%)^5] - 1)* Notional and pay annually notional amount multiplied [(Index Final/Index Initial) - 1].

 43,850,000     EUR  3/19/2010 Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., dated 12/21/2007 to receive annually the notional amount multiplied by 4.50% and pay semi-annually notional amount multiplied by EUR-EURIBOR-Telerate.

 71,150,000     EUR  3/19/2010 Interest Rate Swap Agreement with J.P. Morgan Chase Bank, N.A., dated 12/18/2007 to receive annually the notional amount multiplied by 4.50% and pay semi-annually notional amount multiplied by EUR-EURIBOR-Telerate.

                                         Description                                               Value
---------------------------------------------------------------------------------------------- ------------

Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., dated 11/29/2006 to   $    173,250
receive the notional amount and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

Agreement with Citibank, N.A., dated 11/01/2007 to receive quarterly the notional amount         (1,637,700)
multiplied by 0.15% and to pay par in the events of default of underlying entity of ABX.HE.AA.

Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., dated 12/17/2007           378,560
to pay semi-annually the notional amount multiplied by 5.00% and to receive the notional amount multiplied by 3 month USD-LIBOR-BBA.

Agreement with Lehman Brothers dated 01/24/06 to pay quarterly the notional amount                1,116,345
multiplied by 0.54% and to receive par in event of default of underlying entities of the
ABX.HE.A.06-01.

Agreement with Merrill Lynch International, dated 07/12/07 to pay quarterly the notional         (1,116,345)
amount multiplied by 0.54% and to receive par in event of default of underlying entities of the ABX.HE.A.06-01.

Interest Rate Swap Agreement with Bank of America N.A., dated 12/21/2006 to receive               3,727,900
annually the notional amount multiplied by 1.75% and to pay the notional amount multiplied by 3 month USD-LIBOR plus 1.35%

Agreement with Merrill Lynch Capital Services, Inc., dated 12/07/2006 to pay monthly the          1,440,800
notional amount multiplied by 2.0299% and to received par in the event of default of
Topanga 2006-2A B 1ML+145 144A 6.77%, due 12/10/2046.

Interest Rate Swap Agreement with Lehman Brothers Special Financing, Inc., dated                   (512,535)
12/07/2007 to receive semi-annually the notional amount multiplied by 7.00% and to pay the notional amount multiplied by 6 month AUD-BBR-BBSW.

Interest Rate Swap Agreement with Citibank, N.A., dated 12/07/2007 to receive semi-                (386,964)
annually the notional amount multiplied by 7.00% and to pay the notional amount multiplied by 6 month AUD-BBR-BBSW.

Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., dated 08/10/2007        (2,854,940)
to receive semi-annually the notional amount multiplied by 7.00% and to pay the notional amount multiplied by 6 month AUD-BBR-BBSW.

Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc., dated 12/13/07 to           (57,110)
receive annually the notional amount multiplied by 12.67% and pay semi-annually the notional amount multiplied by the BRL PTAX (BRL09).

Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc. dated 05/16/07 to       (12,452,038)
receive annually the notional amount multiplied by 10.115% and pay semi-annually the notional amount multiplied by the BRL PTAX (BRL09).

Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc. dated 12/21/07 to         (1,111,692)
receive annually the notional amount multiplied by 12.54% and pay semi-annually the notional amount multiplied by the BRL PTAX (BRL09).

Interest Rate Swap Agreement with J.P. Morgan Chase Bank dated 03/13/2007 to receive                147,802
annually the notional amount multiplied by ([1+1.9475%)^5] - 1)* Notional and pay annually notional amount multiplied [(Index Final/Index Initial) - 1].

Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., dated 12/21/2007            24,102
to receive annually the notional amount multiplied by 4.50% and pay semi-annually notional amount multiplied by EUR-EURIBOR-Telerate.

Interest Rate Swap Agreement with J.P. Morgan Chase Bank, N.A., dated 12/18/2007 to                  39,108
receive annually the notional amount multiplied by 4.50% and pay semi-annually notional amount multiplied by EUR-EURIBOR-Telerate.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

10. SWAP AGREEMENTS - CONTINUED

                    Expiration
 Notional Amount       Date                                            Description
-----------------   ---------- -------------------------------------------------------------------------------------------

 75,000,000     EUR 12/15/2011 Interest Rate Swap Agreement with J.P. Morgan Chase Bank, N.A. dated 06/15/2007 to receive annually the notional amount multiplied by 4.00% and pay semi-annually notional amount multiplied by EUR-EURIBOR-Telerate.

 21,700,000     EUR  4/10/2012 Interest Rate Swap Agreement with J.P. Morgan Chase Bank dated 03/13/2007 to receive annually the notional amount multiplied by ([1+1.9475%)^5] - 1)* Notional and pay annually notional amount multiplied [(Index Final/Index Initial) - 1].

  2,400,000     EUR  3/15/2012 Interest Rate Swap Agreement with Lehman Brothers dated 03/13/2007 to receive annually the notional amount multiplied by ([1+1.9475%)^5] - 1)* Notional and pay annually notional amount multiplied [(Index Final/Index Initial) - 1].

 10,400,000     EUR  3/15/2012 Interest Rate Swap Agreement with J.P. Morgan Chase Bank dated 03/21/2007 to receive annually the notional amount multiplied by ([1+1.9475%)^5] - 1)* Notional and pay annually notional amount multiplied [(FRCPxtob End Index/FRCPxtob Start Index) - 1]*
                               Notional.

 91,100,000     EUR  6/16/2014 Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc. dated 03/16/2005 to receive annually the notional amount multiplied by 5.00% and pay semi-annually notional amount multiplied by EUR-EURIBOR-Telerate.

  2,600,000     EUR  6/17/2015 Interest Rate Swap Agreement with J.P. Morgan Chase Bank dated 6/21/2005 to receive annually the notional amount multiplied by the 6 month EUR-EURIBOR-Telerate and to pay annually the notional amount multiplied by 4.50%.

 25,000,000     EUR 12/15/2014 Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc. dated 07/18/2006 to pay annually the notional amount multiplied by 4.00% and receive Annually the notional amount multiplied by 3 month EUR -EURIBOR-Telerate.

 37,500,000     EUR  6/18/2034 Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc. dated 02/07/2006 to receive annually the notional amount multiplied by .00% and pay Annually the notional amount multiplied by 6 month EUR -EURIBOR-Telerate.

 25,300,000     EUR 12/20/2017 Agreement with Morgan Stanley Capital Services, Inc., dated 10/192007 to receive the notional amount multiplied by 4.60% and to pay par in the events of default of underlying entity of Itraxx Europe Crossover Series 8 Version 1.

  2,800,000     EUR  7/11/2037 Interest Rate Swap Agreement with Citibank, N.A., dated 07/09/2007 to receive annually the notional amount multiplied by 5.00% and pay Annually the notional amount multiplied by 6 month EUR -EURIBOR-Telerate.

336,000,000     GBP  9/18/2009 Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., dated 09/18/2007 to pay semi-annually the notional amount multiplied by 6.00% and to receive-annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA.

682,000,000     GBP  9/18/2009 Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc., dated 07/27/2007 to receive semi-annually the notional amount multiplied by 6.00% and to pay semi-annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA.

 16,200,000     GBP  6/15/2016 Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc., dated 11/15/2005 to receive semi-annually the notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA.

  4,700,000     GBP  9/15/2015 Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc. dated 06/16/206 to receive semi-annually the notional amount multiplied by 5.00% and to pay semi-annually multiplied by the 6 month GBP-LIBOR-BBA.

 18,300,000     GBP  3/20/2013 Interest Rate Swap Agreement with Lehman Brothers Special Financing, Inc. dated
                               09/13/2007 to receive semi-annually the notional amount multiplied by 5.50% and to pay semi-annually multiplied by the 6 month GBP-LIBOR-BBA.

                                        Description                                            Value
------------------------------------------------------------------------------------------- -----------

Interest Rate Swap Agreement with J.P. Morgan Chase Bank, N.A. dated 06/15/2007 to          $(2,185,681)
receive annually the notional amount multiplied by 4.00% and pay semi-annually notional amount multiplied by EUR-EURIBOR-Telerate.

Interest Rate Swap Agreement with J.P. Morgan Chase Bank dated 03/13/2007 to receive           (445,516)
annually the notional amount multiplied by ([1+1.9475%)^5] - 1)* Notional and pay annually notional amount multiplied [(Index Final/Index Initial) - 1].

Interest Rate Swap Agreement with Lehman Brothers dated 03/13/2007 to receive annually          (38,602)
the notional amount multiplied by ([1+1.9475%)^5] - 1)* Notional and pay annually notional amount multiplied [(Index Final/Index Initial) - 1].

Interest Rate Swap Agreement with J.P. Morgan Chase Bank dated 03/21/2007 to receive           (196,585)
annually the notional amount multiplied by ([1+1.9475%)^5] - 1)* Notional and pay annually notional amount multiplied [(FRCPxtob End Index/FRCPxtob Start Index) - 1]*
Notional.

Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc. dated 03/16/2005      4,454,852
to receive annually the notional amount multiplied by 5.00% and pay semi-annually notional amount multiplied by EUR-EURIBOR-Telerate.

Interest Rate Swap Agreement with J.P. Morgan Chase Bank dated 6/21/2005 to receive              33,247
annually the notional amount multiplied by the 6 month EUR-EURIBOR-Telerate and to pay annually the notional amount multiplied by 4.50%.

Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc. dated 07/18/2006      1,326,941
to pay annually the notional amount multiplied by 4.00% and receive Annually the notional amount multiplied by 3 month EUR -EURIBOR-Telerate.

Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc. dated 02/07/2006      4,620,491
to receive annually the notional amount multiplied by .00% and pay Annually the notional amount multiplied by 6 month EUR -EURIBOR-Telerate.

Agreement with Morgan Stanley Capital Services, Inc., dated 10/192007 to receive the         (1,556,724)
notional amount multiplied by 4.60% and to pay par in the events of default of underlying entity of Itraxx Europe Crossover Series 8 Version 1.

Interest Rate Swap Agreement with Citibank, N.A., dated 07/09/2007 to receive annually the      (69,347)
notional amount multiplied by 5.00% and pay Annually the notional amount multiplied by 6 month EUR -EURIBOR-Telerate.

Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc., dated 09/18/2007    (6,615,535)
to pay semi-annually the notional amount multiplied by 6.00% and to receive-annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA.

Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc., dated 07/27/2007 to  13,427,961 receive semi-annually the notional amount multiplied by 6.00% and to pay semi-annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA.

Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc., dated 11/15/2005 to    (120,214)
receive semi-annually the notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA.

Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc. dated 06/16/206 to      (38,662)
receive semi-annually the notional amount multiplied by 5.00% and to pay semi-annually multiplied by the 6 month GBP-LIBOR-BBA.

Interest Rate Swap Agreement with Lehman Brothers Special Financing, Inc. dated                 717,983
09/13/2007 to receive semi-annually the notional amount multiplied by 5.50% and to pay semi-annually multiplied by the 6 month GBP-LIBOR-BBA.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



10. SWAP AGREEMENTS - CONTINUED

                    Expiration
 Notional Amount       Date                                            Description
-----------------   ---------- -------------------------------------------------------------------------------------------

  3,800,000     GBP  9/20/2017 Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc. dated 10/05/2007 to receive semi-annually the notional amount multiplied by 5.00% and to pay semi-annually multiplied by the 6 month GBP-LIBOR-BBA.

    700,000     GBP  6/18/2034 Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc. dated 11/23/2005 to receive semi-annually the notional amount multiplied by 5.00% and to pay semi-annually multiplied by the 6 month GBP-LIBOR-BBA.

 14,100,000     GBP  6/18/2034 Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc., dated 11/15/2005 to receive semi-annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA and to pay semi-annually the notional amount multiplied by 5.00%

 45,100,000     GBP 12/15/2035 Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc. dated 11/3/2005 to receive semi-annually the notional amount multiplied by 6 month GBP-LIBOR-BBA and to pay semi-annually notional amount multiplied by 4.00%.

560,000,000     MXN  5/14/2009 Interest Rate Swap Agreement with Citibank, N.A., New York, dated 05/16/2007 to receive the notional amount multiplied by 7.91% and to pay the notional amount multiplied by the
                               28 days MXN-TIIE-BANXICO.

831,000,000     MXN  5/14/2009 Interest Rate Swap Agreement with Morgan Stanley Capital Service, dated 05/16/2007 to receive the notional amount multiplied by 7.91% and to pay the notional amount multiplied by the 28 days MXN-TIIE-BANXICO.





                                        Description                                            Value
------------------------------------------------------------------------------------------- -----------

Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc. dated 10/05/2007    $   (13,792)
to receive semi-annually the notional amount multiplied by 5.00% and to pay semi-annually multiplied by the 6 month GBP-LIBOR-BBA.

Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc. dated 11/23/2005        (62,255)
to receive semi-annually the notional amount multiplied by 5.00% and to pay semi-annually multiplied by the 6 month GBP-LIBOR-BBA.

Interest Rate Swap Agreement with Merrill Lynch Capital Services, Inc., dated 11/15/2005 to  (1,265,300)
receive semi-annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA and to pay semi-annually the notional amount multiplied by 5.00%

Interest Rate Swap Agreement with Morgan Stanley Capital Services, Inc. dated 11/3/2005 to    3,473,217
receive semi-annually the notional amount multiplied by 6 month GBP-LIBOR-BBA and to pay semi-annually notional amount multiplied by 4.00%.

Interest Rate Swap Agreement with Citibank, N.A., New York, dated 05/16/2007 to receive        (166,558)
the notional amount multiplied by 7.91% and to pay the notional amount multiplied by the
28 days MXN-TIIE-BANXICO.

Interest Rate Swap Agreement with Morgan Stanley Capital Service, dated 05/16/2007 to          (247,160)
receive the notional amount multiplied by 7.91% and to pay the notional amount multiplied by the 28 days MXN-TIIE-BANXICO.
                                                                                            -----------

                                                                                            $ 3,873,836
                                                                                            ===========

AUD - Australian Dollar
BRL - Brazilian Real
EUR - Euro Dollar
GBP - British Pound
MXN - Mexican Peso
USD - United States Dollar

11. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the PIMCO Total Return Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PIMCO Total Return Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 29, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Pacific Investment Management Company LLC (the "PIMCO Adviser") for investment advisory services in connection with the investment management for the PIMCO Total Return Portfolio ("PIMCO Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the PIMCO Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the PIMCO Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the PIMCO Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the PIMCO Portfolio within its performance universe. The Board noted that the PIMCO Portfolio fell below the median and the Lipper index for each of the periods. The Board considered the analysis provided in the B-M Report demonstrating that the Portfolio ranked below the LB Aggregate Bond benchmark return for both the one- and three-year periods, and above the LB Aggregate Bond benchmark return for the five-year period. The Board also considered that the PIMCO Portfolio outperformed its Morningstar Intermediate-Term Bond category for both the five- and three-year periods ending June 30, 2007, and fell below its Morningstar Intermediate-Term Bond category for the three-month and one-year periods. The Board also noted that according to the Morningstar report, the PIMCO Portfolio ranked in the top quartile for four out of its six years of existence. The Board noted the reputation of the PIMCO Adviser and that the PIMCO Portfolio demonstrated favorable performance over a longer period of time. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the PIMCO Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the PIMCO Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the PIMCO Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the PIMCO Portfolio's actual management fees were below the medians of the expense group, the expense universe and the sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the PIMCO Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the PIMCO Portfolio's contractual management fees were below the normalized median of the expense group at the PIMCO Portfolio's current size. The Board also considered that and the projected total expense ratio for 2007 for the PIMCO Portfolio would reflect a modest reduction in such Portfolio's total expense ratio. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the PIMCO Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the PIMCO Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the PIMCO Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the PIMCO Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the PIMCO Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the PIMCO Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the PIMCO Adviser's ability to perform under its Advisory Agreement. These factors included: the PIMCO Adviser's financial condition; the PIMCO Adviser's current level of staffing and its overall resources, as well as its compensation program; the PIMCO Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the PIMCO Adviser's management style and long-term performance record with respect to the PIMCO Portfolio; and the PIMCO Portfolio's performance record. With respect to the PIMCO Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the PIMCO Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the PIMCO Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the PIMCO Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the PIMCO Adviser's investment process and philosophy. The Board considered that the PIMCO Adviser's responsibilities include the development and maintenance of an investment program for the PIMCO Portfolio which is consistent with the PIMCO Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the PIMCO Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the PIMCO Portfolio's advisory fees based on comparative fee and expense information and other factors, including the PIMCO Adviser's estimated profitability from its relationship with the PIMCO Portfolio as described below and possible economies of scale. With respect to the PIMCO Portfolio, the Board received no information enabling it to compare the subadvisory fees paid to fees charged by the PIMCO Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. With respect to potential economies of scale in the Adviser's management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the PIMCO Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the PIMCO Adviser of its relationship with the PIMCO Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received an income statement with respect to the PIMCO Adviser's operation overall, which was represented to be an indication of the profitability of the PIMCO Adviser's relationship with the PIMCO Portfolio, but no portfolio specific data. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the PIMCO Adviser and its affiliates by virtue of the PIMCO Adviser's relationship to the PIMCO Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the PIMCO Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the PIMCO Adviser, the Board determined approval of the Advisory Agreement for the PIMCO Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the PIMCO Portfolio.

                          MET INVESTORS SERIES TRUST


                                    Pioneer
                                Fund Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/07
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

For the year ended December 31, 2007, the Portfolio had a return of 5.01% versus 5.49% for its benchmark, the S&P 500(R) Index/1/.

PORTFOLIO REVIEW

At the beginning of 2007, the economy was gradually decelerating after having moved to essentially full employment during a sustained economic expansion. Inflation was a far greater concern than credit quality or liquidity. That all changed in the second half: the Goldilocks mindset was replaced by a panicked rush for the lifeboats as balance sheets were torpedoed by imploding subprime mortgage values, margin calls, and deleveraging. While house prices fell, oil prices continued to rise, with oil rising to the $100 level as the year ended.

The S&P 500(R) Index, our benchmark, having been up slightly over 10% year-to-date at points in July and October, ended the year up 5.5% as investors became increasingly concerned about the economic and corporate profit outlook. Bolstered by commodity prices, the index's energy and materials sectors posted the market's best returns, rising 35% and 22%, respectively. Seven of the market's ten sectors produced double-digit returns for the year, and eight of ten outperformed the broad market. Falling asset prices and confidence resulted in a -19% total return for the financials sector, while fears about the impact of falling house prices and reduced credit availability drove the Consumer Discretionary sector to -13% return.

Returns benefited most from good stock selection in industrials and materials and our underweight of the financials sector. The two largest individual contributors to 2007 returns were globally diversified mining company Rio Tinto and farm equipment maker Deere, each of whom essentially doubled in price during the year on sustained strong business conditions. Other notable contributors included aluminum maker Alcoa, truck maker Paccar, industrial gases supplier Air Products & Chemicals, and defense contractor General Dynamics. Notable contributors in other sectors included cell phone maker Nokia, publisher Reed Elsevier, energy producer Apache, auto interiors supplier Johnson Controls, and medical parts supplier Becton Dickinson.

The largest drags on 2007 returns were our underweight in Energy and stock selection in the information technology and consumer staples sectors. Our value orientation led us to avoid Apple and Google, but disappointing fundamental results from office equipment maker Canon, cell phone maker Motorola, and computer maker Sun Microsystems were also drags. Results in the consumer staples sector were held back by our overweight position in food companies, such as Hershey, which were hurt by higher input prices and by our position in drugstore chain Walgreen, which suffered a (rare) profit decline driven in part by lower reimbursements on generic drugs.

We were substantially underweight the financials sector throughout the year and, within the sector, favored regional commercial banks and asset managers over money center banks, insurers, and real estate companies. Both the overall sector strategy and industry emphasis within the sector added value. Our outperformance in the sector was limited, however, our regional banks, several of which were hurt by exposure to mortgage lending.

MARKET ENVIRONMENT/CONDITIONS

The economic and market outlook over the next twelve months is uncertain. Whereas a so-called "soft landing" was the most widely-held forecast a few months ago, fears of recession or something worse are becoming more common. Earnings comparisons could be difficult over the next few quarters. The big story in 2008 might be 2010, in that the economy may remain fairly sluggish for most of the year, but by year-end investors might already be looking ahead towards the prospects for the next economic upturn.

CURRENT OUTLOOK/STRATEGY

We are, as always, staying diversified across industries and focusing on companies with good balance sheets and prospects for earnings growth.

We remain cautious on the market and, while staying fully invested, have emphasized defensive names. Earnings growth is likely to be at a premium over the next twelve months, and we favor companies with a good overseas exposure--companies able to take advantage of the still pretty strong growth overseas in developing and even some developed countries. While many banks and investment banks have impaired earnings power, other firms in the financial sector have prospered and rewarded shareholders. Security selection is important, because some of the companies are quite troubled.

In the near term, there are a lot of concerns in the market, but it is a good time to be positioning for longer term opportunities. Big cap pharma, for example, remains out of favor, but there is value there in the form of dividend yields and strong balance sheets and there is also opportunity as rising global standards of living expand the potential customer base. Food companies are currently being hit by rising commodity prices but, in the longer-term, have significant growth opportunity overseas.

We are significantly overweight the materials sector at year-end, and have further exposure to commodity prices through positions in industrial companies like Caterpillar, but are significantly underweight energy. Over the longer term, we expect growing demand and supply constraints to support commodity prices, although there will be short-term volatility. The longer-term bullish case for energy is similar to that for other commodities: while prices may be volatile in the short term, growing global prosperity will continue to support demand. In the near term, however, we are underweight the sector because we find it difficult to see how company earnings will continue to rise, given the rising cost pressures companies face.

JOHN A. CAREY, Executive Vice President and Portfolio Manager
PIONEER INVESTMENT MANAGEMENT, INC.

--------
/1/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/07
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Chevron Corp.              3.16%
                      -----------------------------------
                      AT&T, Inc.                 2.90%
                      -----------------------------------
                      Deere & Co.                2.38%
                      -----------------------------------
                      Rio Tinto Plc (ADR)        2.26%
                      -----------------------------------
                      Chubb Corp. (The)          2.18%
                      -----------------------------------
                      PACCAR, Inc.               2.16%
                      -----------------------------------
                      Reed Elsevier N.V. (ADR)   2.09%
                      -----------------------------------
                      Norfolk Southern Corp.     2.03%
                      -----------------------------------
                      Exxon Mobil Corp.          1.92%
                      -----------------------------------
                      Nokia Oyj (ADR)            1.89%
                      -----------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07



                                    [CHART]

 Basic Materials          7.4%
 Communications          12.5%
 Cyclical                12.8%
 Energy                   7.7%
 Financials              10.1%
 Industrial              13.8%
 Non-Cyclical            22.6%
 Technology              11.9%
 Utilities                1.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/07
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

                       PIONEER FUND PORTFOLIO MANAGED BY
          PIONEER INVESTMENT MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                    [CHART]

                   Fund   S&P 500 Index
                   ----   -------------
    12/31/1997   $10,000     $10,000
    12/31/1998    11,821      12,558
    12/31/1999    11,812      15,200
    12/30/2000    14,677      13,815
    12/31/2001    11,302      12,173
    12/31/2002     7,888       9,483
    12/31/2003     9,764      12,203
    12/30/2004    10,851      13,530
    12/31/2005    11,501      14,195
    12/31/2006    13,331      16,439
    12/31/2007    13,999      17,341


    -------------------------------------------------------------
                                Average Annual Return/2/
                             (for the year ended 12/31/07)
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/3/
    -------------------------------------------------------------
    Pioneer Fund
--  Portfolio--Class A  5.01%  8.86%  12.16%  3.42%     7.01%
    -------------------------------------------------------------
- - S&P 500(R) Index/1/ 5.49%  8.62%  12.83%  5.91%    11.27%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 12/31/1994. Index returns are based on an inception date of 12/31/1994.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
PIONEER FUND PORTFOLIO                      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  973.20        $5.22
  Hypothetical (5% return before expenses)     1,000.00      1,019.91         5.35
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.05% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 98.3%
       AEROSPACE & DEFENSE - 3.2%
       General Dynamics Corp......................    7,785 $    692,787
       United Technologies Corp...................   10,054      769,533
                                                            ------------
                                                               1,462,320
                                                            ------------
       AIRLINES - 0.9%
       Delta Air Lines, Inc.*.....................   10,508      156,464
       Southwest Airlines Co......................   22,843      278,685
                                                            ------------
                                                                 435,149
                                                            ------------
       AUTO COMPONENTS - 1.8%
       Johnson Controls, Inc......................   23,603      850,652
                                                            ------------
       AUTOMOBILES - 0.6%
       Ford Motor Co.*............................   43,165      290,500
                                                            ------------
       BEVERAGES - 2.3%
       Coca-Cola Co...............................    5,685      348,888
       PepsiCo, Inc...............................    9,615      729,779
                                                            ------------
                                                               1,078,667
                                                            ------------
       CAPITAL MARKETS - 0.6%
       T. Rowe Price Group, Inc...................    4,777      290,824
                                                            ------------
       CHEMICALS - 2.8%
       Air Products & Chemicals, Inc..............    3,093      305,062
       Dow Chemical Co. (The).....................    7,892      311,103
       E.I. du Pont de Nemours & Co...............    6,687      294,830
       Ecolab, Inc................................    4,103      210,114
       Praxair, Inc...............................    1,846      163,759
                                                            ------------
                                                               1,284,868
                                                            ------------
       COMMERCIAL BANKS - 4.6%
       Banco Bilbao Vizcaya Argentaria, S.A. (ADR)    2,587       62,735
       National City Corp.........................   16,116      265,269
       SunTrust Banks, Inc........................    7,188      449,178
       U.S. Bancorp...............................   15,294      485,431
       Wachovia Corp..............................    4,653      176,954
       Wells Fargo & Co...........................   15,202      458,948
       Zions Bancorporation.......................    4,772      222,805
                                                            ------------
                                                               2,121,320
                                                            ------------
       COMMUNICATIONS EQUIPMENT - 3.8%
       Cisco Systems, Inc.*.......................   11,151      301,858
       Corning, Inc...............................    6,018      144,372
       Motorola, Inc..............................   27,707      444,420
       Nokia Oyj (ADR)............................   22,721      872,259
                                                            ------------
                                                               1,762,909
                                                            ------------
       COMPUTERS & PERIPHERALS - 3.5%
       Dell, Inc.*................................   13,678      335,248
       EMC Corp.*.................................    8,486      157,246
       Hewlett-Packard Co.........................   15,755      795,312
       Sun Microsystems, Inc.*....................   16,776      304,149
                                                            ------------
                                                               1,591,955
                                                            ------------

      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      -------------------------------------------------------------------

      CONSUMER FINANCE - 0.8%
      American Express Co..........................    6,872 $    357,481
                                                             ------------
      DIVERSIFIED TELECOMMUNICATION SERVICES - 3.6%
      AT&T, Inc....................................   32,202    1,338,315
      Verizon Communications, Inc..................    6,204      271,053
      Windstream Corp..............................    5,308       69,110
                                                             ------------
                                                                1,678,478
                                                             ------------
      ELECTRIC UTILITIES - 0.6%
      Southern Co..................................    7,469      289,424
                                                             ------------
      ELECTRICAL EQUIPMENT - 1.3%
      Emerson Electric Co..........................    6,869      389,198
      Rockwell Automation, Inc.....................    3,264      225,085
                                                             ------------
                                                                  614,283
                                                             ------------
      ENERGY EQUIPMENT & SERVICES - 0.9%
      Weatherford International, Ltd.*.............    5,834      400,212
                                                             ------------
      FOOD & STAPLES RETAILING - 2.8%
      CVS Caremark Corp............................    7,232      287,472
      Sysco Corp...................................   10,866      339,128
      Walgreen Co..................................   17,033      648,617
                                                             ------------
                                                                1,275,217
                                                             ------------
      FOOD PRODUCTS - 5.0%
      Campbell Soup Co.............................   11,022      393,816
      General Mills, Inc...........................    5,976      340,632
      H.J. Heinz Co................................    9,391      438,372
      Hershey Co. (The)............................   11,412      449,633
      Kellogg Co...................................    3,904      204,686
      Kraft Foods, Inc. - Class A..................   15,222      496,694
                                                             ------------
                                                                2,323,833
                                                             ------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 5.2%
      Becton, Dickinson & Co.......................    9,639      805,627
      C.R. Bard, Inc...............................    5,658      536,378
      Medtronic, Inc...............................    6,707      337,161
      St. Jude Medical, Inc.*......................    9,417      382,707
      Zimmer Holdings, Inc.*.......................    4,818      318,711
                                                             ------------
                                                                2,380,584
                                                             ------------
      HOUSEHOLD PRODUCTS - 1.7%
      Clorox Co....................................    1,839      119,848
      Colgate-Palmolive Co.........................    8,518      664,063
                                                             ------------
                                                                  783,911
                                                             ------------
      INDUSTRIAL CONGLOMERATES - 1.5%
      3M Co........................................    3,925      330,956
      General Electric Co..........................    9,311      345,159
                                                             ------------
                                                                  676,115
                                                             ------------
      INSURANCE - 3.9%
      Chubb Corp. (The)............................   18,374    1,002,853
      Hartford Financial Services Group, Inc. (The)    6,579      573,623
      SAFECO Corp..................................    4,126      229,736
                                                             ------------
                                                                1,806,212
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                             SHARES    (NOTE 2)
          ------------------------------------------------------------

          IT SERVICES - 1.7%
          Automatic Data Processing, Inc........    6,347 $    282,632
          DST Systems, Inc.*....................    3,542      292,392
          Fiserv, Inc.*.........................    3,440      190,886
                                                          ------------
                                                               765,910
                                                          ------------
          MACHINERY - 6.2%
          Caterpillar, Inc......................    8,236      597,604
          Deere & Co............................   11,760    1,095,091
          PACCAR, Inc...........................   18,252      994,369
          Parker Hannifin Corp..................    2,302      173,364
                                                          ------------
                                                             2,860,428
                                                          ------------
          MEDIA - 4.9%
          Gannett Co., Inc......................    5,772      225,108
          McGraw-Hill Cos., Inc. (The)..........   19,048      834,493
          Reed Elsevier N.V. (ADR)..............   24,330      964,685
          Walt Disney Co. (The).................    6,651      214,694
                                                          ------------
                                                             2,238,980
                                                          ------------
          METALS & MINING - 4.5%
          Alcoa, Inc............................   17,096      624,859
          Freeport-McMoRan Copper & Gold, Inc...    1,500      153,660
          Rio Tinto Plc (ADR)...................    2,475    1,039,252
          Teck Cominco, Ltd. - Class B..........    3,800      135,698
          Xstrata Plc...........................    1,500      105,306
                                                          ------------
                                                             2,058,775
                                                          ------------
          MULTI-UTILITIES - 0.5%
          Consolidated Edison, Inc..............    4,673      228,276
                                                          ------------
          MULTILINE RETAIL - 3.1%
          J.C. Penney Co., Inc..................    8,502      374,003
          Nordstrom, Inc........................   10,069      369,834
          Target Corp...........................   13,803      690,150
                                                          ------------
                                                             1,433,987
                                                          ------------
          OFFICE ELECTRONICS - 1.2%
          Canon, Inc. (ADR).....................   11,697      536,074
                                                          ------------
          OIL, GAS & CONSUMABLE FUELS - 6.7%
          Apache Corp...........................    6,967      749,231
          Chevron Corp..........................   15,589    1,454,921
          Exxon Mobil Corp......................    9,423      882,841
                                                          ------------
                                                             3,086,993
                                                          ------------
          PERSONAL PRODUCTS - 0.3%
          Estee Lauder Companies, Inc. - Class A    2,829      123,373
                                                          ------------
          PHARMACEUTICALS - 6.9%
          Abbott Laboratories...................    9,260      519,949
          Barr Pharmaceuticals, Inc.*...........    7,082      376,054
          Eli Lilly & Co........................    6,012      320,981
          Merck & Co., Inc......................    5,446      316,467
          Pfizer, Inc...........................   18,017      409,526
          Roche Holding AG (ADR)................    4,807      410,518
          Schering-Plough Corp..................   23,843      635,177

      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      PHARMACEUTICALS - CONTINUED
      Teva Pharmaceutical Industries, Ltd.
        (ADR)....................................     4,543  $    211,159
                                                             ------------
                                                                3,199,831
                                                             ------------
      ROAD & RAIL - 3.6%
      Burlington Northern Santa Fe Corp..........     4,640       386,187
      Canadian National Railway Co...............     7,100       333,203
      Norfolk Southern Corp......................    18,502       933,241
                                                             ------------
                                                                1,652,631
                                                             ------------
      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.4%
      Applied Materials, Inc.....................    15,083       267,874
      Intel Corp.................................    23,796       634,402
      Texas Instruments, Inc.....................    19,998       667,933
                                                             ------------
                                                                1,570,209
                                                             ------------
      SOFTWARE - 2.0%
      Adobe Systems, Inc.*.......................     7,594       324,492
      Microsoft Corp.............................    16,632       592,099
                                                             ------------
                                                                  916,591
                                                             ------------
      SPECIALTY RETAIL - 1.2%
      Barnes & Noble, Inc........................     3,796       130,772
      Lowe's Cos., Inc...........................    12,576       284,469
      Staples, Inc...............................     6,095       140,612
                                                             ------------
                                                                  555,853
                                                             ------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.7%
      Coach, Inc.*...............................     8,600       262,988
      Liz Claiborne, Inc.........................     2,485        50,570
                                                             ------------
                                                                  313,558
                                                             ------------
      Total Common Stocks
      (Cost $32,522,889)                                       45,296,383
                                                             ------------
      SHORT-TERM INVESTMENT - 2.0%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/07 at 1.000% to
        be repurchased at $913,051 on 01/02/08
        collateralized by $920,000 U.S. Treasury
        Note at 4.750% due 11/15/08 with a value
        of $934,950.
        (Cost - $913,000)........................ $ 913,000       913,000
                                                             ------------

      TOTAL INVESTMENTS - 100.3%
      (Cost $33,435,889)                                       46,209,383

      Other Assets and Liabilities (net) - (0.3)%                (123,692)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $ 46,085,691
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

PIONEER FUND PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $45,296,383
   Repurchase Agreement                                                      913,000
   Cash                                                                          986
   Receivable for investments sold                                            84,984
   Receivable for Trust shares sold                                            3,337
   Dividends receivable                                                       88,732
   Interest receivable                                                            25
   Receivable from investment manager (Note 3)                                 2,370
                                                                         -----------
     Total assets                                                         46,389,817
                                                                         -----------
LIABILITIES
   Payables for:
     Investments purchased                                                   171,295
     Trust shares redeemed                                                    21,327
     Investment advisory fee (Note 3)                                         29,750
     Administration fee                                                          517
     Custodian and accounting fees                                            17,105
   Accrued expenses                                                           64,132
                                                                         -----------
     Total liabilities                                                       304,126
                                                                         -----------
NET ASSETS                                                               $46,085,691
                                                                         ===========
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $42,694,827
   Distribution in excess of net realized gain                            (9,819,356)
   Unrealized appreciation on investments and foreign currency            12,776,791
   Undistributed net investment income                                       433,429
                                                                         -----------
     Total                                                               $46,085,691
                                                                         ===========
NET ASSETS
   Class A                                                               $46,085,691
                                                                         ===========
CAPITAL SHARES OUTSTANDING
   Class A                                                                 3,025,438
                                                                         ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $     15.23
                                                                         ===========

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $32,522,889

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007


PIONEER FUND PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $  880,815
   Interest                                                                   26,244
                                                                          ----------
       Total investment income                                               907,059
                                                                          ----------
EXPENSES:
   Investment advisory fee (Note 3)                                          351,709
   Administration fees                                                         6,621
   Deferred expense reimbursement                                              4,996
   Custody and accounting fees                                                11,653
   Transfer agent fees                                                         3,973
   Audit                                                                      29,324
   Legal                                                                      25,967
   Trustee fees and expenses                                                  10,715
   Shareholder reporting                                                      13,276
   Insurance                                                                   1,618
   Other                                                                       4,259
                                                                          ----------
       Total expenses                                                        464,111
       Less broker commission recapture                                       (3,830)
                                                                          ----------
   Net expenses                                                              460,281
                                                                          ----------
   Net investment income                                                     446,778
                                                                          ----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                         1,565,041
                                                                          ----------
   Net realized gain on investments                                        1,565,041
                                                                          ----------
   Net change in unrealized appreciation on:
       Investments                                                           208,077
       Foreign currency                                                        3,297
                                                                          ----------
   Net change in unrealized appreciation on investments and foreign
       currency                                                              211,374
                                                                          ----------
   Net realized and change in unrealized gain on investments and
       foreign currency                                                    1,776,415
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $2,223,193
                                                                          ==========

-------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $    9,165

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

PIONEER FUND PORTFOLIO
                                                                          Year Ended   Year Ended
                                                                         December 31, December 31,
                                                                             2007         2006
                                                                         ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   446,778  $    419,908
   Net realized gain on investments                                        1,565,041     1,829,514
   Net change in unrealized appreciation on investments and foreign
       currency                                                              211,374     4,336,388
                                                                         -----------  ------------
   Net increase in net assets resulting from operations                    2,223,193     6,585,810
                                                                         -----------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                (406,776)     (389,928)
                                                                         -----------  ------------
   Net decrease in net assets resulting from distributions                  (406,776)     (389,928)
                                                                         -----------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                               9,529,829    12,170,312
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 406,776       389,928
   Cost of shares repurchased
     Class A                                                              (9,396,090)  (21,473,225)
                                                                         -----------  ------------
   Net increase (decrease) in net assets from capital share
       transactions                                                          540,515    (8,912,985)
                                                                         -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    2,356,932    (2,717,103)
                                                                         -----------  ------------
   Net assets at beginning of period                                      43,728,759    46,445,862
                                                                         -----------  ------------
   Net assets at end of period                                           $46,085,691  $ 43,728,759
                                                                         ===========  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $   433,429  $    419,908
                                                                         ===========  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                               CLASS A
PIONEER FUND PORTFOLIO                                  -------------------------------------------------
                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                        -------------------------------------------------
                                                           2007       2006      2005      2004++     2003++
                                                        ------     ------     ------    ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD................... $14.63     $12.75     $12.03    $10.92     $ 8.94
                                                        ------     ------     ------    ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..................................   0.15 (a)   0.13 (a)   0.13(a)   0.11 (a)   0.15 (a)
Net Realized/Unrealized Gain on Investments............   0.58       1.89       0.59      1.11 (a)   1.98 (a)
                                                        ------     ------     ------    ------     ------
Total from Investment Operations.......................   0.73       2.02       0.72      1.22       2.13
                                                        ------     ------     ------    ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income...................  (0.13)     (0.14)        --     (0.11)     (0.15)
Distributions from Net Realized Capital Gains..........     --         --         --        --         --
                                                        ------     ------     ------    ------     ------
Total Distributions....................................  (0.13)     (0.14)        --     (0.11)     (0.15)
                                                        ------     ------     ------    ------     ------
NET ASSET VALUE, END OF PERIOD......................... $15.23     $14.63     $12.75    $12.03     $10.92
                                                        ======     ======     ======    ======     ======
TOTAL RETURN                                              5.01%     15.92%      5.99%    11.13%     23.78%
Ratio of Expenses to Average Net Assets................   0.97%      1.09%      1.01%     0.99%(b)   1.12%
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates............................   0.99%(c)   1.22%      1.01%     1.12%      1.12%
Ratio of Net Investment Income to Average Net Assets...   0.95%      0.98%      1.03%     0.98%      1.56%
Portfolio Turnover Rate................................   18.2%      28.5%      16.0%     19.0%      98.0%
Net Assets, End of Period (in millions)................  $46.1     $ 43.7     $ 46.0    $ 33.0     $ 27.0

(a) Per share amounts based on average shares outstanding during the period.
(b) The investment manager waived a portion of its management fee for the period.
(c) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Pioneer Fund Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2007, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                               Expiring   Expiring
            Portfolio                Total    12/31/2010 12/31/2011
            ---------              ---------- ---------- ----------

            Pioneer Fund Portfolio $9,660,509 $8,376,227 $1,284,282

On May 1, 2006, the Pioneer Fund Portfolio, a series of The Travelers Series Trust, was reorganized into the Pioneer Fund Portfolio, a series of Met Investors Series Trust. The Portfolio acquired capital losses of $13,217,771 which are subject to an annual limitation of $1,630,787.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

G. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Pioneer Investment Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                        Management Fees
                       earned by Manager
                       for the year ended
Portfolio              December 31, 2007  % per annum   Average Daily Net Assets
---------              ------------------ ----------- ----------------------------

Pioneer Fund Portfolio      $351,709          0.75%   First $250 Million

                                              0.70%   $250 Million to $500 Million

                                             0.675%   $500 Million to $1 Billion

                                              0.65%   $1 Billion to $2 Billion

                                              0.60%   Over $2 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                 Maximum Expense Ratio
                                 under current Expense
                                 Limitation Agreement   Expenses Deferred in
                                ---------------------   --------------------
                                                         2006       2007
                                                         -------    ------
                                                        Subject to repayment
                                                        until December 31,
         -                                              --------------------
         Portfolio              Class A Class B Class E  2011       2012
         ---------              ------- ------- -------  -------    ------

         Pioneer Fund Portfolio  1.00%   1.25%*  1.15%* $56,750    $9,250

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the year ended December 31, 2007:


                         Pioneer Fund Portfolio $14,246

The amount waived and expenses reimbursed for the year ended December 31, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                         Shares Issued             Net Increase
                                            Through                 (Decrease)
                       Beginning Shares    Dividend      Shares     in Shares    Ending
                        Shares    Sold   Reinvestment  Repurchased Outstanding   Shares
-                      --------- ------- ------------- ----------- ------------ ---------

Pioneer Fund Portfolio

 Class A

 12/31/2007            2,988,347 620,517    26,380       (609,806)     37,091   3,025,438
 12/31/2006            3,643,620 901,144    29,186     (1,585,603)   (655,273)  2,988,347

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                 Purchases                        Sales
                       ------------------------------ ------------------------------
                       U.S. Government Non-Government U.S. Government Non-Government
                       --------------- -------------- --------------- --------------

Pioneer Fund Portfolio       $--         $9,879,784         $--         $8,376,746

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                         Federal       Gross         Gross
                        Income Tax   Unrealized    Unrealized   Net Unrealized
 Portfolio                 Cost     Appreciation (Depreciation)  Appreciation
 ---------              ----------- ------------ -------------- --------------

 Pioneer Fund Portfolio $33,594,736 $13,900,856   $(1,286,209)   $12,614,647

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                              Ordinary Income  Long-Term Capital Gain       Total
                             ----------------- ---------------------- -----------------
                               2007     2006   2007        2006         2007     2006
                             -------- -------- ----        ----       -------- --------

      Pioneer Fund Portfolio $406,776 $389,928 $--         $--        $406,776 $389,928

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                       Undistributed Undistributed     Net
                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                          Income         Gain      Appreciation   and Deferrals      Total
                       ------------- ------------- ------------ ------------------ ----------

Pioneer Fund Portfolio   $433,429         $--      $12,617,944     $(9,660,509)    $3,390,864

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

7. CONTRACTUAL OBLIGATIONS


The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Pioneer Fund Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Pioneer Investment Management, Inc. (the "Pioneer Adviser") for investment advisory services in connection with the investment management for the Pioneer Fund Portfolio ("Pioneer Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the Pioneer Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payment provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Pioneer Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Pioneer Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the Pioneer Portfolio within its performance universe. The Board took into account that the Pioneer Portfolio ranked above the median of its performance universe for both of the five- and three-year periods, and below the median for the one-year period. The Board noted that the Pioneer Portfolio ranked above the Lipper index for the three-year period and below the Lipper index for the one- and five-year periods. The Board considered the analysis provided in the B-M Report demonstrating that the Pioneer Portfolio ranked above the S&P 500 benchmark return for the three-year period, and below the S&P 500 benchmark return for both the one- and five-year periods. The Board noted that the Pioneer Portfolio demonstrated favorable performance over a longer period of time. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Pioneer Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Pioneer Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Pioneer Portfolio's total expenses exclusive of 12b-1 fees were above the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the Pioneer Portfolio's actual management fees were below the medians of the expense group and the sub-advised expense universe and slightly above the median of the expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Pioneer Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Pioneer Portfolio's contractual management fees were below the normalized median of the expense group at the Pioneer Portfolio's current size. The Board considered that the relatively small asset size of the Pioneer Portfolio results in a higher relative fee structure. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the Pioneer Portfolio, reflected by, among other things, the Manager's fee waiver agreement with the Pioneer Portfolio, resulting in the Manager waiving advisory fees in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Pioneer Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Pioneer Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Pioneer Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Pioneer Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Pioneer Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Pioneer Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Pioneer Adviser's ability to perform under its Advisory Agreement. These factors included: the Pioneer Adviser's financial condition; the Pioneer Adviser's current level of staffing and its overall resources, as well as its compensation program; the Pioneer Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Pioneer Adviser's management style and long-term performance record with respect to the Pioneer Portfolio; and the Pioneer Portfolio's performance record. With respect to the Pioneer Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Pioneer Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Pioneer Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Pioneer Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Pioneer Adviser's investment process and philosophy. The Board considered that the Pioneer Adviser's responsibilities include the development and maintenance of an investment program for the Pioneer Portfolio which is consistent with the Pioneer Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Pioneer Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Pioneer Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Pioneer Adviser's estimated profitability from its relationship with the Pioneer Portfolio as described below and possible economies of scale. With respect to the Pioneer Portfolio, the Board also compared the subadvisory fees paid to fees charged by the Pioneer Adviser to manage a comparable portfolio. With respect to potential economies of scale in the Adviser's management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Pioneer Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Pioneer Adviser of its relationship with the Pioneer Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received portfolio specific data with regard to the profitability of the Pioneer Portfolio. The Board analyzed the reasonableness of the profitability of the Pioneer Adviser and found no indication of excessive profitability. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Pioneer Adviser and its affiliates by virtue of the Pioneer Adviser's relationship to the Pioneer Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Pioneer Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Pioneer Adviser, the Board determined approval of the Advisory Agreement for the Pioneer Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Pioneer Portfolio.

                          MET INVESTORS SERIES TRUST


                               Pioneer Strategic
                               Income Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                  FOR THE YEAR ENDED 12/31/07
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

For the year ended December 31, 2007, the Portfolio had a return of 6.65% versus 6.52% for its benchmark, the Lehman Brothers U.S. Universal Index/1/.

PORTFOLIO REVIEW

Perhaps the most important factor in our 2007 performance was our minimal subprime exposure. The portfolio had less than 0.20% of subprime exposure in the portfolio. Major contributors to 2007 performance for the Portfolio were our non-U.S. dollar currency and our TIPS (Treasury Inflation Protected Securities) positions. The U.S. dollar declined an average 7.5% against other major currencies over the year, reaching record lows against the Euro. Our European country positions--the Euro, the Norwegian Krone, the Swiss Franc, and the Swedish Krone all outperformed. In addition, as the Yen carry trade/2/ began to unwind in the third and fourth quarters of the year, our Japanese Yen position outperformed, acting as a hedge against risky asset positions. TIPS represented one of the few asset classes to outperform U.S. Treasuries in 2007, and our TIPS positions delivered strong performance. Our overweight of mortgages and underweight to investment grade corporates also helped performance. Finally, our duration positioning helped performance earlier in the year, due to our short position in the face of stronger than expected economic growth and the lack of rate cuts, and our neutral to longer duration position later in the year. The primary detractor to performance was our underweight to treasuries and our overweight to high yield. While it outperformed in the first half of the year, high yield succumbed to the credit crisis in the second half of the year. Securities contributing to performance during the year included Power Contract Finance, a utility issue, Intelsat, on its recapitalization and bond tender, and Petromena, a Norwegian oil drilling firm. Securities detracting from performance included homebuilders Hovanian and Meritage, Station Casinos, on its leveraged buyout, and Basell Finance, a European chemical firm that acquired Lyondell Chemical during the year.

MARKET ENVIRONMENT / CONDITIONS

2007 was a year focused on growing weakness in the U.S. housing market and its disastrous impact on the subprime mortgage market. The subprime market meltdown affected the entire banking system, due to bank exposures to subprime mortgages as well as to structured investments, such as SIVs (Specialized Investment Vehicles) and CDO's. As bank exposures to these products became more widely known in the third quarter, credit market liquidity dried up, volatility shot up and a flight to quality and systemic deleveraging occurred. The 10 year Treasury declined from 4.70% to 4.03% over the year. All fixed income risk assets widened dramatically in the third quarter, and only continued widening in the fourth quarter. Despite decent U.S. economic growth during the year, market sentiment in the fixed income credit markets was dominated by the subprime and credit crisis. The Fed and other central banks responded to the crisis by cutting rates by a total 100 basis points (after it had maintained a neutral policy over the first half of the year), and making significant injections of liquidity into the market. The Fed, the Bank of England and the European Central Bank focused particularly on reducing LIBOR rates, the rates at which banks fund themselves, which had diverged significantly from administered rates; by year end, central bank measures had taken effect, substantially bringing LIBOR rates into line with funds rates. Over the year, U.S. Treasuries outperformed all credit product, with the 10 year Treasury returning 9.72% for the year. Agency mortgages delivered a (-1.77%) excess return over duration-matched Treasuries, while weak performance of financials reduced total investment grade corporate excess returns to (-5.23%). This performance represented the worst performance of investment grade corporates in 15 years. High yield spreads widened from their low of 241 in June to a year-end 592, returning 2.2% for the year, for an excess return of (-7.7%). Emerging markets fared better, due to strong sovereign performance, returning 4.85% (6.4% in U.S. dollar terms). As recession fears for the U.S. economy grew and the Fed continued to cut rates, the U.S. dollar reached all-time lows vs. other currencies on a trade-weighted basis.

CURRENT OUTLOOK / STRATEGY

We believe that the U.S. economy could grow below trend over the next year, at between 1.5% and 2%, but probably will not enter a recession. While tight credit conditions and weakness in U.S. housing and financials will adversely affect the economy, decent global growth, particularly from emerging markets and the weak U.S. dollar should spur exports, counterbalancing these negative effects. We also believe that the Fed, the Bank of England (BOE) and the European Central Bank (ECB) will continue to ease or inject liquidity as needed to shore up credit markets and the economic environment.

Credit markets will continue to face significant challenges over the next several months. Continuing weakness in U.S. housing and resulting risk aversion could result in ongoing bank writedowns of subprime holdings, SIVs and CDOs, with a consequent decline in credit availability. While we believe the Fed will continue to respond appropriately by injecting capital into the system and reducing target rates, we also believe credit markets will continue to be volatile.

We continue to position our portfolios more defensively than we would over a full market cycle and are maintaining the high quality of our portfolios relative to their historical positions. Given the recent widening of spreads in many sectors (most notably investment grade and high yield corporates) to almost five year wides, however, we are investing selectively in these sectors to take advantage of investment opportunities.
--------
/1/ The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the Non-ERISA portion of the CMBS Index, and the CMSB High Yield Index. The Index does not include fees or expenses and is not available for direct investment.

/2/ A carry trade is the practice of borrowing in a low yielding currency to invest in assets denominated in a high yielding currency, to earn the spread; often investors use leverage in this strategy. In this case, the Yen represents the funding currency due to its low yield (cost).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                  FOR THE YEAR ENDED 12/31/07
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


KENNETH J. TAUBES, Senior Vice President- Director of Fixed-Income Investments PIONEER INVESTMENT MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                   Percent of
   Description                                                     Net Assets
   --------------------------------------------------------------------------
   Government National Mortgage Association (5.500%, due 01/05/37)   4.47%
   --------------------------------------------------------------------------
   U.S. Treasury Note (4.250%, due 08/15/13)                         4.43%
   --------------------------------------------------------------------------
   U.S. Treasury Bond (5.375%, due 02/15/31)                         2.51%
   --------------------------------------------------------------------------
   U.S. Treasury Inflation Index Note (2.000%, due 01/15/16)         1.84%
   --------------------------------------------------------------------------
   U.S. Treasury STRIPS (3.781%, due 11/15/12)                       1.76%
   --------------------------------------------------------------------------
   U.S. Treasury Inflation Index Note (1.875%, due 07/15/15)         1.71%
   --------------------------------------------------------------------------
   U.S. Treasury Inflation Index Bond (2.375%, due 01/15/17)         1.59%
   --------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp. (4.500%, due 04/01/22)           1.54%
   --------------------------------------------------------------------------
   U.S. Treasury Bond (4.500%, due 02/15/06)                         1.43%
   --------------------------------------------------------------------------
   Federal National Mortgage Association (5.000%, due 03/01/37)      1.39%
   --------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Mortgage-Backed Securities          31.8%
U.S. Treasuries                     20.7%
Corporate Bonds                     37.0%
Stocks/Other                         4.4%
Foreign Bonds-Investment Grade       5.9%
Municipal Bonds                      0.2%



--------------------------------------------------------------------------------
                                      2

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                  FOR THE YEAR ENDED 12/31/07
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


                 PIONEER STRATEGIC INCOME PORTFOLIO MANAGED BY
PIONEER INVESTMENT MANAGEMENT, INC. VS. LEHMAN BROTHERS U.S. UNIVERSAL INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                 FUND    Lehman Bros. US Universal Index
                 -----    -------------------------------
10/31/1997     $10,000            10,000
10/31/1998       9,935            10,772
10/31/1999      10,114            10,926
10/31/2000      10,137            11,719
10/31/2001      10,603            13,319
10/31/2002      10,815            14,042
10/31/2003      13,039            14,986
10/31/2004      14,559            15,906
10/31/2005      15,312            16,162
10/31/2006      16,376            17,082
12/31/2006      16,557            17,210
12/31/2007      17,659            18,332




    ------------------------------------------------------------------
                                     Average Annual Return/2/
                                  (for the year ended 12/31/07)
    ------------------------------------------------------------------
                                                             Since
                             1 Year 3 Year 5 Year 10 Year Inception/3/
    ------------------------------------------------------------------
    Pioneer Strategic Income
--  Portfolio--Class A       6.65%  5.53%  9.28%   5.72%     6.75%
    ------------------------------------------------------------------
    Lehman Brothers
- - U.S. Universal Index/1/  6.52%  4.73%  5.00%   6.08%     6.88%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate index, the 144A index, the Eurodollar Index, the Emerging markets index, the Non-ERISA portion of the CMBS Index, and the CMSB High Yield Index. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 6/16/94. Index returns are based on an inception date 12/31/94.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
PIONEER STRATEGIC INCOME PORTFOLIO          ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,045.90        $3.82
  Hypothetical (5% return before expenses)     1,000.00      1,021.48         3.77
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.74% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       DOMESTIC BONDS & DEBT SECURITIES - 35.1%
       AEROSPACE & DEFENSE - 0.1%
       L-3 Communications Corp.
         6.125%, due 01/15/14............... $     400,000 $     394,000
                                                           -------------
       AIRLINES - 0.1%
       Continental Airlines, Inc.
         8.499%, due 05/01/11...............       365,864       363,120
                                                           -------------
       ASSET-BACKED SECURITIES - 1.9%
       Aegis Asset Backed Securities Trust
         6.510%, due 01/25/34(a)............       150,000        98,798
       Conseco Finance Securitizations Corp.
        6.910%, due 05/01/33................         4,508         4,533
        7.360%, due 09/01/33................         3,360         3,404
        6.681%, due 12/01/33................       186,709       187,417
       Dominos Pizza Master Issuer LLC
         7.629%, due 04/25/37 (144A)(b).....     1,365,000     1,288,795
       Global Signal Trust
        6.376%, due 12/15/14 (144A)(b)......       560,000       495,824
        7.036%, due 02/15/36 (144A)(b)......       275,000       283,130
       Green Tree Financial Corp.
         7.860%, due 03/01/30...............       173,443       152,674
       LNR CDO, Ltd. 7.650%, due 07/24/37
         (144A)(a)(b).......................       215,000       161,250
       Madison Avenue Manufactured Housing
         Contract Trust
         8.110%, due 03/25/32(a)............       250,000       179,399
       Master Asset Backed Securities Trust
         8.360%, due 12/25/32(a)............        50,000        23,282
       NCO Group, Inc.
         9.744%, due 11/15/13(a)............     1,980,000     1,910,700
       PF Export Receivables Master Trust
         6.436%, due 06/01/15 (144A)(b).....       605,200       610,253
       Power Receivables Finance LLC
         6.290%, due 01/01/12 (144A)(b).....       667,569       697,556
       Sasco Net Interest Margin Trust
         1.102%, due 05/27/33*
         (144A)(c)(d).......................        47,105             5
       Taganka Car Loan Finance Plc
         6.100%, due 11/14/13
         (144A)(a)(b).......................       167,971       167,708
                                                           -------------
                                                               6,264,728
                                                           -------------
       AUTO COMPONENTS - 0.1%
       Allison Transmission, Inc.
         11.000%, due 11/01/15
         (144A)(b)(e).......................       535,000       489,525
                                                           -------------
       AUTOMOBILES - 0.3%
       Kingsway America, Inc.
         7.500%, due 02/01/14...............     1,030,000     1,088,197
                                                           -------------
       BEVERAGES - 0.7%
       Argentine Beverages Financial
         7.375%, due 03/22/12 (144A)(b).....       205,000       205,513

     ---------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     BEVERAGES - CONTINUED
     CIA Brasileira de Bebidas
       8.750%, due 09/15/13................... $     600,000 $     685,500
     Cerveceria Nacional Dominicana
       8.000%, due 03/27/14 (144A)(b).........       264,000       268,620
     Constellation Brands Inc.
       8.375%, due 12/15/14...................     1,240,000     1,249,300
                                                             -------------
                                                                 2,408,933
                                                             -------------
     BIOTECHNOLOGY - 0.3%
     Angiotech Pharmaceuticals, Inc.
       7.750%, due 04/01/14(e)................     1,120,000       943,600
                                                             -------------
     BUILDING PRODUCTS - 0.6%
     Ainsworth Lumber Co., Ltd.
       7.250%, due 10/01/12(e)................       825,000       501,188
     Asia Aluminum Holdings, Ltd.
       8.000%, due 12/23/11 (144A)(b).........       855,000       829,350
     Builders FirstSource, Inc.
       9.119%, due 02/15/12(a)(e).............       865,000       756,875
                                                             -------------
                                                                 2,087,413
                                                             -------------
     CHEMICALS - 2.1%
     Basell Finance Co. B.V.
       8.100%, due 03/15/27 (144A)(b).........       795,000       608,175
     Georgia Gulf Corp.
       9.500%, due 10/15/14(e)................     1,655,000     1,319,862
     Ineos Group Holdings Plc
       7.875%, due 02/15/16
       (144A)(b)(l)...........................       890,000     1,091,422
     Kronos International, Inc.
       6.500%, due 04/15/13(l)................       455,000       574,581
     LPG International, Inc.
       7.250%, due 12/20/15(e)................       400,000       398,000
     Nakilat, Inc. 6.267%, due 12/31/33
       (144A)(b)..............................       500,000       456,001
     Nell AF SARL 8.375%, due 08/15/15
       (144A)(b)(l)...........................       430,000       539,871
     NGPL PipeCo LLC
       6.514%, due 12/15/12 (144A)(b).........     1,140,000     1,158,679
     Phibro Animal Health Corp.
       10.000%, due 08/01/13
       (144A)(b)..............................       580,000       582,900
                                                             -------------
                                                                 6,729,491
                                                             -------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
     Ameriquest Mortgage Securities, Inc.
       5.070%, due 10/25/33(a)................        25,000        18,567
     Countrywide Home Loan Mortgage Pass
       Through Trust
       7.285%, due 09/25/33(a)................        43,372        43,302
     CS First Boston Mortgage Securities Corp.
      6.122%, due 04/15/37 (144A)(c)..........        70,000        66,833
      5.510%, due 09/25/34(a).................       200,000       179,910

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


    -----------------------------------------------------------------------
    SECURITY                                        PAR          VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
    Rural Housing Trust
      6.330%, due 04/01/26..................... $       1,160 $       1,158
    SBA CMBS Trust 6.904%, due 11/15/36
      (144A)(b)................................       420,000       390,077
    TIAA Commercial Real Estate
      Securitization 6.840%, due 05/22/37
      (144A)(c)................................       100,000        50,000
    WaMu Mortgage Pass Through
      Certificates
      5.328%, due 10/25/44(a)..................       218,735       215,629
                                                              -------------
                                                                    965,476
                                                              -------------
    COMMERCIAL BANKS - 1.8%
    ALB Finance B.V.
      9.250%, due 09/25/13 (144A)(b)...........       400,000       313,040
    Alfa Diversified Payment Rights Finance Co.
      6.891%, due 12/15/11
      (144A)(a)(b).............................       920,000       887,846
    ATF Capital B.V. 9.250%, due 02/21/14
      (144A)(b)(e).............................       525,000       531,562
    Banco Macro S.A.
      10.750%, due 06/07/12....................       400,000       286,000
    DDI Holdings A.S.
      9.300%, due 04/26/12 (144A)(b)...........       285,000       296,400
    Kazkommerts International B.V.
      8.000%, due 11/03/15 (144A)(b)...........       505,000       421,675
    Mid-State Trust
      7.540%, due 02/15/36.....................        63,919        59,180
    Redwood Capital X Ltd.
      8.430%, due 01/09/09
      (144A)(a)(b).............................       250,000       250,225
     9.580%, due 01/09/09
       (144A)(a)(b)............................       250,000       250,238
    Russian Standard Finance S.A.
      7.500%, due 10/07/10 (144A)(b)...........       415,000       372,463
    Shingle Springs Tribal Gaming Authority
      9.375%, due 06/15/15 (144A)(b)...........     1,000,000       975,000
    Sibacademfinance Plc
      9.000%, due 05/12/09 (144A)(b)...........       700,000       677,284
    Turanalem Finance B.V.
      8.500%, due 02/10/15
      (144A)(b)(e).............................       600,000       529,500
                                                              -------------
                                                                  5,850,413
                                                              -------------
    COMMERCIAL SERVICES & SUPPLIES - 2.0%
    Aleris International, Inc.
     10.000%, due 12/15/16.....................       200,000       162,000
     9.000%, due 12/15/14......................       355,000       296,425
    American Rock Salt Co. LLC
      9.500%, due 03/15/14.....................       280,000       287,000
    C8 Capital SPV, Ltd.
      6.640%, due 12/31/49
      (144A)(b)(e).............................       610,000       578,540

         --------------------------------------------------------------
         SECURITY                               PAR          VALUE
         DESCRIPTION                           AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         COMMERCIAL SERVICES & SUPPLIES - CONTINUED
         Clean Harbors, Inc.
           11.250%, due 07/15/12........... $     309,000 $     333,334
         FTI Consulting, Inc.
           7.750%, due 10/01/16............       600,000       627,000
         GC Impsat Holdings I Plc
           9.875%, due 02/15/17 (144A)(b)..     1,030,000       983,650
         Greenpoint Manufactured Housing
           8.450%, due 06/20/31............       217,931       202,428
         Intergen N.V. 9.000%, due 06/30/17
           (144A)(b).......................     1,500,000     1,591,875
         Rural/Metro Corp.
           9.875%, due 03/15/15(e).........       555,000       541,125
         TNK-BP Finance S.A.
          7.500%, due 07/18/16 (144A)(b)...       850,000       825,563
          7.875%, due 03/13/18 (144A)(b)...       250,000       248,125
                                                          -------------
                                                              6,677,065
                                                          -------------
         COMMUNICATIONS EQUIPMENT - 0.1%
         MasTec, Inc. 7.625%, due 02/01/17.       410,000       387,450
                                                          -------------
         COMPUTERS & PERIPHERALS - 0.2%
         SunGard Data Systems, Inc.
           10.250%, due 08/15/15(e)........       510,000       524,025
                                                          -------------
         CONSTRUCTION & ENGINEERING - 0.5%
         ATF Bank 9.250%, due 04/12/12
           (144A)(b).......................       455,000       464,100
         Dycom Industries, Inc.
           8.125%, due 10/15/15............       930,000       925,350
         Esco Corp. 8.866%, due 12/15/13
           (144A)(a)(b)....................       325,000       320,125
                                                          -------------
                                                              1,709,575
                                                          -------------
         CONSTRUCTION MATERIALS - 0.2%
         U.S. Concrete, Inc.
           8.375%, due 04/01/14(e).........       840,000       739,200
                                                          -------------
         CONSUMER FINANCE - 1.0%
         AmeriCredit Corp.
           8.500%, due 07/01/15
           (144A)(b)(e)....................       750,000       575,625
         Ford Motor Credit Co. LLC
           5.700%, due 01/15/10............       830,000       748,156
         SLM Corp.
          4.000%, due 07/25/14(a)..........       775,000       626,781
          4.959%, due 04/18/08
            (144A)(a)(b)...................     1,250,000     1,236,891
                                                          -------------
                                                              3,187,453
                                                          -------------
         CONTAINERS & PACKAGING - 0.5%
         AEP Industries, Inc.
           7.875%, due 03/15/13............       452,000       432,790
         Corp. Interamericana de
           Entretenimiento S.A.
           8.875%, due 06/14/15 (144A)(b)..     1,050,000     1,071,000
                                                          -------------
                                                              1,503,790
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       DISTRIBUTORS - 0.4%
       C10 Capital SPV, Ltd.
         6.722%, due 12/01/49
         (144A)(b)(e)....................... $     513,000 $     483,519
       NSG Holdings LLC
         7.750%, due 12/15/25 (144A)(b).....       985,000       992,388
                                                           -------------
                                                               1,475,907
                                                           -------------
       DIVERSIFIED FINANCIAL SERVICES - 0.8%
       Atlas Reinsurance Plc
         14.953%, due 01/10/11
         (144A)(b)(l).......................       250,000       364,975
       Blue Fin, Ltd. 9.275%, due 04/10/12
         (144A)(a)(b).......................       250,000       249,013
       Glencore Funding LLC
         6.000%, due 04/15/14 (144A)(b).....     1,010,000     1,017,229
       Green Valley, Ltd.
         8.376%, due 01/10/11
         (144A)(b)(l).......................       250,000       365,705
       Residential Reinsurance 2005, Ltd.
         13.574%, due 06/06/08
         (144A)(a)(b).......................       250,000       250,162
       Residential Reinsurance, Ltd.
         15.124%, due 06/05/09
         (144A)(a)(b).......................       250,000       255,000
       TNK-BP Finance S.A.
         6.625%, due 03/20/17 (144A)(b).....       275,000       251,625
                                                           -------------
                                                               2,753,709
                                                           -------------
       DIVERSIFIED TELECOMMUNICATION SERVICES - 1.8%
       Anixter, Inc. 5.950%, due 03/01/15...     1,164,000     1,054,875
       COLO.COM, Inc.
         13.875%, due 03/15/10*
         (144A)(c)(f)(g)....................       181,448             0
       Colt Telecom Group Plc
         7.625%, due 12/15/09(l)............        15,000        21,898
       Digicel, Ltd. 9.250%, due 09/01/12
         (144A)(b)..........................     1,260,000     1,289,988
       Intelsat Intermediate
         0.000%/9.250%, due 02/01/15(h).....     1,210,000       995,225
       Stratos Global Corp.
         9.875%, due 02/15/13...............       420,000       445,200
       Tele Norte Celular Participacoes S.A.
         8.000%, due 12/18/13...............       126,000       131,670
       True Move Co., Ltd.
         10.750%, due 12/16/13 (144A)(b)....     1,235,000     1,253,525
        10.375%, due 08/01/14
          (144A)(b).........................       210,000       219,366
       Windstream Corp.
         8.625%, due 08/01/16...............       500,000       527,500
                                                           -------------
                                                               5,939,247
                                                           -------------
       ELECTRIC UTILITIES - 1.2%
       FPL Energy American Wind LLC
         6.639%, due 06/20/23 (144A)(b).....       604,640       629,198

      -------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      ELECTRIC UTILITIES - CONTINUED
      FPL Energy Wind Funding LLC
        6.876%, due 06/27/17 (144A)(b)....... $     576,720 $     593,301
      Tenaska Alabama Partners LP
        7.000%, due 06/30/21 (144A)(b).......       600,753       602,593
      Texas Competitive Electric Holdings Co.
        LLC 10.250%, due 11/01/15
        (144A)(b)............................       845,000       840,775
      West Penn Power Co.
        5.950%, due 12/15/17 (144A)(b).......     1,030,000     1,036,949
      Western Energy, Inc.
        7.125%, due 08/01/09.................       110,000       113,537
                                                            -------------
                                                                3,816,353
                                                            -------------
      ELECTRICAL EQUIPMENT - 1.0%
      Baldor Electric Co.
        8.625%, due 02/15/17.................       970,000     1,003,950
      C&M Finance, Ltd.
        8.100%, due 02/01/16 (144A)(b).......     1,340,000     1,329,950
      Legrand S.A. 8.500%, due 02/15/25......        20,000        23,323
      Power Contract Financing III LLC
        2.186%, due 02/05/10 (144A)(b).......     1,000,000       863,750
                                                            -------------
                                                                3,220,973
                                                            -------------
      ENERGY EQUIPMENT & SERVICES - 0.8%
      Complete Production Services, Inc.
        8.000%, due 12/15/16.................     1,385,000     1,346,912
      PetroMena AS 9.750%, due 05/24/12
        (144A)(b)(m).........................     3,000,000       557,570
      Sevan Marine ASA
        11.150%, due 10/24/12
        (144A)(b)(m).........................       500,000        95,228
       7.744%, due 05/14/13
         (144A)(b)(m)........................       500,000       496,875
                                                            -------------
                                                                2,496,585
                                                            -------------
      FOOD PRODUCTS - 0.1%
      Cosan Finance, Ltd.
        7.000%, due 02/01/17
        (144A)(b)(e).........................       460,000       433,550
                                                            -------------
      GAS UTILITIES - 0.5%
      Nakilat, Inc. 6.067%, due 12/31/33
        (144A)(b)............................       410,000       375,267
      Southern Union Co.
        7.200%, due 11/01/66.................       690,000       682,120
      Transportadora de Gas del Sur S.A.
        7.875%, due 05/14/17 (144A)(b).......       600,000       522,000
                                                            -------------
                                                                1,579,387
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 0.8%
      CIT Group, Inc.
        7.625%, due 11/30/12(e)..............     1,230,000     1,247,981

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                 PAR          VALUE
        DESCRIPTION                             AMOUNT       (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE PROVIDERS & SERVICES - CONTINUED
        HCA, Inc.
         7.190%, due 11/15/15............... $      10,000 $       8,624
         9.625%, due 11/15/16...............     1,085,000     1,150,100
         8.360%, due 04/15/24...............        50,000        44,211
         7.690%, due 06/15/25(e)............        50,000        41,645
                                                           -------------
                                                               2,492,561
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 0.3%
        Lottomatica SpA 8.250%, due 03/31/66
          (144A)(b).........................       340,000       488,375
        Station Casinos, Inc.
          6.625%, due 03/15/18..............       845,000       583,050
                                                           -------------
                                                               1,071,425
                                                           -------------
        HOUSEHOLD DURABLES - 0.6%
        American General Finance Corp.
          6.900%, due 12/15/17..............     1,285,000     1,288,576
        Beazer Homes USA, Inc.
          8.625%, due 05/15/11(e)...........        85,000        65,875
        K. Hovnanian Enterprises, Inc.
          7.750%, due 05/15/13(e)...........        30,000        16,950
        Meritage Homes Corp.
          6.250%, due 03/15/15(e)...........       765,000       535,500
                                                           -------------
                                                               1,906,901
                                                           -------------
        HOUSEHOLD PRODUCTS - 0.4%
        Central Garden and Pet Co.
          9.125%, due 02/01/13(e)...........       530,000       457,125
        Yankee Acquisition Corp.
          9.750%, due 02/15/17(e)...........       800,000       736,000
                                                           -------------
                                                               1,193,125
                                                           -------------
        INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.3%
        Ormat Funding Corp.
          8.250%, due 12/30/20..............       867,664       872,002
                                                           -------------
        INSURANCE - 1.8%
        Conseco, Inc.*
          9.500%, due 10/15/06(g)...........        40,000             0
        DB Master Finance LLC
          8.285%, due 06/20/31
          (144A)(a)(b)......................     1,385,000     1,400,084
        Foundation Re., Ltd.
          9.005%, due 11/24/08
          (144A)(a)(b)......................       250,000       245,287
        Hanover Insurance Group, Inc.
          7.625%, due 10/15/25..............     1,085,000     1,053,806
        Liberty Mutual Group, Inc.
          7.000%, due 03/15/37 (144A)(b)....     1,010,000       917,086
        Ohio Casualty Corp.
          7.300%, due 06/15/14..............       340,000       365,159
        Presidential Life Corp.
          7.875%, due 02/15/09..............     1,600,000     1,592,000
        USI Holdings Corp.
          8.744%, due 11/15/14
          (144A)(a)(b)......................       400,000       344,000
                                                           -------------
                                                               5,917,422
                                                           -------------

      -------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      INTERNET SOFTWARE & SERVICES - 0.1%
      GlobeCat, Ltd. 14.160%, due 01/02/13
        (144A)(a)(b)......................... $     250,000 $     250,550
                                                            -------------
      INVESTMENT COMPANIES - 0.4%
      Algoma Acquisition Corp.
        9.875%, due 06/15/15 (144A)(b).......     1,415,000     1,167,375
                                                            -------------
      IT SERVICES - 0.2%
      Freescale Semiconductor, Inc.
       8.866%, due 12/15/14(a)...............       650,000       555,750
       8.866%, due 12/15/14..................       150,000       128,250
                                                            -------------
                                                                  684,000
                                                            -------------
      MACHINERY - 0.6%
      Commercial Vehicle Group, Inc.
        8.000%, due 07/01/13.................       470,000       427,700
      Gardner Denver, Inc.
        8.000%, due 05/01/13.................       400,000       406,000
      Greenbrier Cos., Inc.
        8.375%, due 05/15/15.................       860,000       825,600
      Mueller Water Products, Inc.
        7.375%, due 06/01/17.................       130,000       116,838
      Titan International, Inc.
        8.000%, due 01/15/12(e)..............       235,000       227,950
                                                            -------------
                                                                2,004,088
                                                            -------------
      MANUFACTURING - 0.2%
      Park - Ohio Industries, Inc.
        8.375%, due 11/15/14(e)..............       565,000       505,675
                                                            -------------
      MARINE - 0.3%
      CMA CGM S.A. 7.250%, due 02/01/13
        (144A)(b)............................       310,000       297,909
      Kiowa Power Partners LLC
        5.737%, due 03/30/21 (144A)(b).......       650,000       663,458
                                                            -------------
                                                                  961,367
                                                            -------------
      MEDIA - 0.1%
      CanWest Media, Inc.
        8.000%, due 09/15/12.................           879           834
      Kabel Deutschland GmbH
        10.625%, due 07/01/14................       150,000       158,250
      Lamar Media Corp.
        7.250%, due 01/01/13.................        80,000        80,400
                                                            -------------
                                                                  239,484
                                                            -------------
      METALS & MINING - 0.7%
      CII Carbon LLC 11.125%, due 11/15/15
        (144A)(b)............................       750,000       742,500
      Compass Minerals International, Inc.,
        Series B
        0.000%/12.000%, due 06/01/13(h)......        90,000        92,475
      FMG Finance Property, Ltd.
        10.625%, due 09/01/16 (144A)(b)......       370,000       425,500
      Industrias Metalurgicas Pescarmona S.A.
        11.250%, due 10/22/14
        (144A)(b)(e).........................       770,000       732,462

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      METALS & MINING - CONTINUED
      Novelis, Inc. 7.250%, due 02/15/15..... $     400,000 $     378,000
      Wheeling-Pittsburgh Corp.
       6.000%, due 08/01/10..................         4,782         3,733
       5.000%, due 08/01/11..................         7,510         5,905
                                                            -------------
                                                                2,380,575
                                                            -------------
      OFFICE ELECTRONICS - 0.1%
      Xerox Corp.
       9.750%, due 01/15/09..................       100,000       104,567
       7.125%, due 06/15/10..................       245,000       256,826
                                                            -------------
                                                                  361,393
                                                            -------------
      OIL, GAS & CONSUMABLE FUELS - 2.8%
      Arch Western Financial LLC
        6.750%, due 07/01/13.................        20,000        19,500
      Baytex Energy, Ltd.
        9.625%, due 07/15/10.................     1,000,000     1,025,000
      Compton Petroleum Finance Corp.
        7.625%, due 12/01/13.................     1,065,000       995,775
      Copano Energy LLC
        8.125%, due 03/01/16.................       250,000       253,125
      DDI Holdings A.S.
        9.300%, due 01/19/12 (144A)(b).......     1,300,000     1,352,000
      Harvest Operations Corp.
        7.875%, due 10/15/11.................       490,000       464,275
      Hilcorp Energy I LP/Hilcorp Finance Co.
        7.750%, due 11/01/15 (144A)(b).......       660,000       651,750
      Massey Energy Co.
        6.875%, due 12/15/13(e)..............     2,080,000     1,970,800
      Parallel Petroleum Corp.
        10.250%, due 08/01/14
        (144A)(b)............................       725,000       728,625
      Quicksilver Resources, Inc.
        7.125%, due 04/01/16.................       675,000       666,562
      SemGroup LP 8.750%, due 11/15/15
        (144A)(b)............................       465,000       444,075
      Seven Seas Petroleum, Inc.
        12.500%, due 05/15/05(f)(g)..........        60,000             0
      Stone Energy Corp.
        8.250%, due 12/15/11(e)..............        80,000        80,400
      VeraSun Energy Corp.
        9.875%, due 12/15/12(e)..............       605,000       612,563
      XCL, Ltd.
        13.500%, due 05/01/04(f)(g)..........        80,000             0
      XTO Energy, Inc.
        6.250%, due 04/15/13.................        30,000        31,416
                                                            -------------
                                                                9,295,866
                                                            -------------
      PAPER & FOREST PRODUCTS - 0.3%
      Abitibi Consolidated, Inc.
        7.875%, due 08/01/09.................         1,000           958
      Ceva Group Plc 8.500%, due 12/01/14
        (144A)(b)(l).........................       790,000       957,257

    ------------------------------------------------------------------------
    SECURITY                                         PAR          VALUE
    DESCRIPTION                                     AMOUNT       (NOTE 2)
    ------------------------------------------------------------------------

    PAPER & FOREST PRODUCTS - CONTINUED
    Louisiana-Pacific Corp.
      8.875%, due 08/15/10...................... $      10,000 $      10,556
                                                               -------------
                                                                     968,771
                                                               -------------
    PHARMACEUTICALS - 1.0%
    Sally Holdings LLC
      9.250%, due 11/15/14(e)...................       415,000       412,925
    Talecris Biotherapeutics Holdings Corp.
      9.080%, due 12/06/13......................       955,176       952,788
    Vale Overseas, Ltd.
      6.250%, due 01/11/16......................       270,000       271,783
    Valeant Pharmaceuticals International
      7.000%, due 12/15/11......................     1,300,000     1,256,125
    Warner Chilcott Corp.
      8.750%, due 02/01/15......................       465,000       481,275
                                                               -------------
                                                                   3,374,896
                                                               -------------
    REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.7%
    B.F. Saul (REIT)
      7.500%, due 03/01/14......................       470,000       434,750
    Trustreet Properties, Inc. (REIT)
      7.500%, due 04/01/15......................     1,375,000     1,481,235
    Ventas Realty LP/Ventas Capital Corp. (REIT)
      7.125%, due 06/01/15......................       330,000       334,950
                                                               -------------
                                                                   2,250,935
                                                               -------------
    REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.8%
    Alto Palermo S.A.
      11.000%, due 06/11/12
      (144A)(a)(b)..............................       150,000       123,000
    Calair LLC/Calair Capital Corp.
      8.125%, due 04/01/08......................       180,000       180,900
    Forest City Enterprises, Inc.
      7.625%, due 06/01/15......................     1,560,000     1,513,200
    ISA Capital do Brasil S.A.
      8.800%, due 01/30/17 (144A)(b)............       230,000       237,475
    Urbi Desarrollos Urbanos S.A. de C.V.
      8.500%, due 04/19/16 (144A)(b)............       485,000       499,550
                                                               -------------
                                                                   2,554,125
                                                               -------------
    ROAD & RAIL - 0.5%
    Groupo Transportacion Ferroviaria
      Mexicana, S.A. de C.V.
      9.375%, due 05/01/12......................       110,000       115,775
    Kansas City Southern de Mexico S.A. de
      C.V. 7.625%, due 12/01/13.................       510,000       505,538
    Kansas City Southern de Mexico, S.A. de
      C.V. 7.375%, due 06/01/14
      (144A)(b).................................       780,000       760,500
    Trailer Bridge, Inc.
      9.250%, due 11/15/11......................       100,000       100,375
                                                               -------------
                                                                   1,482,188
                                                               -------------
    SOFTWARE - 0.9%
    First Data Corp. 9.875%, due 09/24/15
      (144A)(b).................................     1,870,000     1,741,437

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       SOFTWARE - CONTINUED
       Pegasus Communications Corp.
         9.750%, due 12/01/06(f)(g).......... $       8,696 $           0
       Platinum Underwriters Finance, Inc.
         7.500%, due 06/01/17................     1,305,000     1,348,843
                                                            -------------
                                                                3,090,280
                                                            -------------
       SPECIALTY RETAIL - 0.9%
       AutoNation, Inc.
         7.000%, due 04/15/14................       310,000       295,275
       Brown Shoe Co., Inc.
         8.750%, due 05/01/12................       555,000       568,875
       Coso Geothermal Power Holdings
         7.000%, due 07/15/26
         (144A)(b)...........................     1,730,000     1,695,227
       Inergy LP/Inergy Finance Corp.
         8.250%, due 03/01/16................       250,000       260,000
                                                            -------------
                                                                2,819,377
                                                            -------------
       TEXTILES, APPAREL & LUXURY GOODS - 0.4%
       INVISTA, Inc. 9.250%, due 05/01/12
         (144A)(b)...........................       145,000       150,800
       Timberstar Trust 7.530%, due 10/15/36
         (144A)(a)(b)........................     1,305,000     1,138,746
                                                            -------------
                                                                1,289,546
                                                            -------------
       THRIFTS & MORTGAGE FINANCE - 0.3%
       Indymac Index Mortgage Loan Trust
         5.160%, due 04/25/34(a).............        79,390        76,031
       Washington Mutual Bank/Henderson
         N.V. 5.001%, due 05/01/09(a)........       890,000       830,044
       Western Financial Bank
         9.625%, due 05/15/12................        90,000        96,830
                                                            -------------
                                                                1,002,905
                                                            -------------
       WATER UTILITIES - 0.2%
       Calpine Corp. 7.610%, due 03/29/09....       560,112       547,061
       Southern Star Central Corp.
         6.750%, due 03/01/16................       160,000       154,000
       Williams Cos., Inc.
         6.500%, due 12/01/08................        50,000        50,375
                                                            -------------
                                                                  751,436
                                                            -------------
       Total Domestic Bonds & Debt Securities
       (Cost $118,051,929)                                    114,917,433
                                                            -------------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 49.9%
       Federal Home Loan Mortgage Corp.
        2.620%, due 01/15/17(a)..............       171,371         9,079
        4.500%, due 07/01/20 -
          04/01/35...........................     7,933,102     7,752,789
        0.000%, due 06/15/30(d)..............        29,075        23,701
        6.000%, due 12/01/31 -
          06/01/35...........................       718,064       519,520

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
        2.970%, due 03/15/32(a)............. $     146,733 $      13,213
        5.500%, due 03/15/32 -
          01/01/35..........................     2,040,415     1,825,446
        5.000%, due 12/01/21 -
          05/01/37..........................     8,789,306     8,606,705
        6.500%, due 11/01/37................       843,203       866,890
       STRIPS 0.000%, due 06/01/31(d).......        28,327        23,148
       Federal National Mortgage Association
        6.000%, due 12/25/15 -
          04/25/33..........................       316,161        70,832
        5.000%, due 03/25/17 -
          07/01/37..........................    20,370,864    19,795,141
        2.840%, due 03/25/18(a).............       345,936        33,881
        4.500%, due 11/01/18 -
          07/01/35..........................     3,692,071     3,573,368
        5.500%, due 12/01/18 -
          06/01/36..........................     5,269,058     5,271,756
        0.000%, due 09/17/29(d).............        13,721        11,534
        7.500%, due 01/01/30 -
          01/25/42..........................       392,380       414,565
        7.000%, due 11/25/31 -
          12/25/41..........................         4,039         4,221
        2.230%, due 01/25/32(a).............       557,098        28,815
        3.235%, due 03/25/32(a).............       140,557        15,191
        3.135%, due 09/25/32 -
          10/25/32(a).......................       125,559        12,324
        2.135%, due 02/25/33(a).............       811,533        62,339
        4.000%, due 07/01/18................     1,063,282     1,025,818
        13.300%, due 12/01/36(a)............     1,126,777     1,140,869
        0.200%, due 01/01/37(a).............     1,499,664     1,521,054
       STRIPS 5.500%, due 01/01/33..........       429,201       102,855
       Government National Mortgage
         Association
        5.000%, due 10/15/18 -
          05/15/37..........................     5,142,665     5,070,858
        5.500%, due 08/15/19 -
          03/15/37..........................    30,405,862    30,641,669
        6.000%, due 02/15/24 -
          05/20/32..........................       115,947       118,626
        6.500%, due 11/15/32................        12,968        13,447
        4.500%, due 09/15/33 -
          03/15/36..........................    10,909,994    10,442,587
       U.S. Treasury Bond
        6.250%, due 08/15/23(e).............     3,060,000     3,664,592
        5.250%, due 11/15/28(e).............     1,020,000     1,122,558
        5.375%, due 02/15/31(e).............     7,300,000     8,226,764
        5.000%, due 05/15/37(e).............     1,400,000     1,526,329
       U.S. Treasury Inflation Index Bond
         2.375%, due 01/15/17(e)............     4,926,132     5,199,764

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                PAR          VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ---------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
        U.S. Treasury Inflation Index Note
         1.875%, due 07/15/15(e)........... $   5,488,600 $   5,596,231
         2.000%, due 01/15/16(e)...........     5,878,883     6,035,043
         2.500%, due 07/15/16(e)...........     3,620,785     3,862,360
        U.S. Treasury Note
         4.000%, due 02/15/15(e)...........       680,000       689,829
         4.250%, due 08/15/13 -
           08/15/15(e).....................    14,580,000    15,110,655
         4.500%, due 02/15/16(e)...........     4,500,000     4,685,274
        U.S. Treasury STRIPS
         3.851%, due 05/15/13(d)...........     1,500,000     1,239,011
         3.890%, due 11/15/13(d)(e)........     2,080,000     1,684,879
         3.781%, due 11/15/12(d)...........     6,800,000     5,763,455
                                                          -------------
        Total U.S. Government & Agency
        Obligations
        (Cost $159,307,937)                                 163,418,985
                                                          -------------

        FOREIGN BONDS & DEBT SECURITIES - 5.6%
        BRAZIL - 0.2%
        Banco Nacional de Desenvolvimento
          Economico e Social
          8.000%, due 04/28/10(l)..........   780,000,000       613,680
                                                          -------------
        CANADA - 0.8%
        Government of Canada
          5.500%, due 06/01/10(k)..........       330,000       347,035
        Province of Ontario
          5.500%, due 04/23/13(j)..........     3,000,000     2,414,367
                                                          -------------
                                                              2,761,402
                                                          -------------
        COLOMBIA - 0.3%
        Republic of Colombia
          9.750%, due 04/23/09 - 04/09/11..       813,772       878,074
                                                          -------------
                                                                878,074
                                                          -------------
        FRANCE - 1.0%
        France Government Bond OAT
          3.750%, due 04/25/17(l)..........     2,245,000     3,120,604
                                                          -------------
        JAPAN - 0.8%
        Japanese Government CPI Linked Bond
          1.100%, due 12/10/16(n)..........   300,000,000     2,701,616
                                                          -------------
        MEXICO - 0.0%
        United Mexican States
          7.500%, due 01/14/12(e)..........        84,000        92,442
                                                          -------------
        NETHERLANDS - 0.1%
        Kingdom of the Netherlands
          5.000%, due 07/15/12(l)..........       130,000       196,082
                                                          -------------
        NORWAY - 0.7%
        Government of Norway
         5.500%, due 05/15/09(m)...........     2,200,000       409,249
         6.000%, due 05/16/11(m)...........     9,460,000     1,812,251
                                                          -------------
                                                              2,221,500
                                                          -------------

     ---------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     RUSSIA - 0.4%
     Russian Federation
       8.250%, due 03/31/10
       (144A)(b).............................. $      33,334 $      34,638
      7.500%, due 03/31/30
        (144A)(b).............................     1,185,525     1,351,499
                                                             -------------
                                                                 1,386,137
                                                             -------------
     SWEDEN - 1.3%
     Kingdom of Sweden
      5.250%, due 03/15/11(o).................    14,240,000     2,275,197
      5.500%, due 10/08/12(o).................    12,740,000     2,080,662
                                                             -------------
                                                                 4,355,859
                                                             -------------
     Total Foreign Bonds & Debt Securities
     (Cost $15,488,476)                                         18,327,396
                                                             -------------

     CONVERTIBLE BONDS - 0.0%
     INTERNET SOFTWARE & SERVICES - 0.0%
     Cybernet Internet Services International,
       Inc. 13.000%, due 08/15/09
       (144A)(c)(f)(g)
       (Cost - $440,033)                             440,000             0
                                                             -------------

     MUNICIPALS - 0.2%
     NEW JERSEY - 0.1%
     New Jersey Economic Development
       Authority, Special Facilities Revenue,
       Continental Airlines, Inc., Project
       6.250%, due 09/15/29...................       430,000       412,241
                                                             -------------
     TEXAS - 0.1%
     City of San Antonio, TX Electric & Gas
       1.000%, due 02/01/08...................       210,000       278,903
                                                             -------------
     Total Municipals
     (Cost $597,635)                                               691,144
                                                             -------------

     COMMON STOCKS - 0.1%
     AIRLINES - 0.0%
     UAL Corp.*(e)............................           539        19,221
                                                             -------------
     BUILDING PRODUCTS - 0.0%
     Owens Corning, Inc.*(e)..................         2,967        59,993
                                                             -------------
     CHEMICALS - 0.0%
     Sterling Chemicals, Inc.*................            35           612
                                                             -------------
     COMMERCIAL SERVICES & SUPPLIES - 0.0%
     Comdisco Holding Co., Inc.*(e)...........            83           756
     Loewen Group, Inc.*(g)...................        20,000             2
                                                             -------------
                                                                       758
                                                             -------------
     DIVERSIFIED FINANCIAL SERVICES - 0.0%
     Leucadia National Corp.(e)...............            26         1,225
     Outsourcing Solutions, Inc.*
       (144A)(c)(g)...........................           270         1,146
                                                             -------------
                                                                     2,371
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                  SHARES      (NOTE 2)
      --------------------------------------------------------------------

      DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
      Cincinnati Bell, Inc.*(e)................           35 $         166
      Covad Communications Group,
        Inc.*(e)...............................           10             9
      Ionex Communications, Inc.*(c)(g)........          175             0
                                                             -------------
                                                                       175
                                                             -------------
      FOOD PRODUCTS - 0.0%
      Archibald Candy Corp.*
        (144A)(c)(g)...........................          308           878
      Aurora Foods, Inc.* (144A)(c)(g).........        2,833             0
      Smithfield Foods, Inc.*..................        2,165        62,612
                                                             -------------
                                                                    63,490
                                                             -------------
      INSURANCE - 0.0%
      Conseco, Inc.*(e)........................        5,666        71,165
                                                             -------------
      MEDIA - 0.0%
      KNOLOGY, Inc.*(e)........................           99         1,265
                                                             -------------
      OIL, GAS & CONSUMABLE FUELS - 0.0%
      York Research (144A)(c)(g)...............          337             0
                                                             -------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.0%
      Polymer Group, Inc. - Class A*(e)........          136         2,856
                                                             -------------
      WIRELESS TELECOMMUNICATION SERVICES - 0.1%
      iPCS, Inc.(e)............................        5,531       199,061
      USA Mobility, Inc.*(e)...................            4            57
                                                             -------------
                                                                   199,118
                                                             -------------
      Total Common Stocks
      (Cost $592,772)                                              421,024
                                                             -------------

      PREFERRED STOCKS - 0.0%
      AIRLINES - 0.0%
      US Airways Group, Inc. - Class A*
        (144A)(c)(g)...........................           16             0
                                                             -------------
      INTERNET SOFTWARE & SERVICES - 0.0%
      PTV, Inc., Series A
        10.000%, due 01/10/23..................            1             1
                                                             -------------
      Total Preferred Stocks
      (Cost - $0)                                                        1
                                                             -------------

      CONVERTIBLE PREFERRED STOCK - 0.0%
      METALS & MINING - 0.0%
      LTV Corp. 8.250%* (144A)(c)(g)
      (Cost - $355,250)                                7,000             0
                                                             -------------

      WARRANTS - 0.1%
      AIRLINES - 0.0%
      US Airways Group, Inc. - Class A1, expire
        4/01/10* (144A)(c)(g)..................           16             0
                                                             -------------

      BUILDING PRODUCTS - 0.0%
      Dayton Superior Corp.,
        expire 6/15/09 * (144A)(c)(g)..........          210             0
                                                             -------------

      --------------------------------------------------------------------
      SECURITY                                  SHARES/PAR      VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------
      CHEMICALS - 0.0%
      Solutia, Inc.,
        expire 7/15/09* (144A)(c)(g)..........            18 $           0
                                                             -------------
      COMMUNICATIONS EQUIPMENT & SERVICES - 0.1%
      American Tower Corp.,
        expire 8/1/08*(b).....................           140        83,720
      KMC Telecom Holdings, Inc.,
        expire 1/31/08* (144A)(c)(g)..........           250             0
      Startec Global Communications Corp.,
        expire 5/15/08* (144A)(c)(g)..........           170             0
                                                             -------------
                                                                    83,720
                                                             -------------
      FOREIGN GOVERNMENT - 0.0%
      Republic of Venezuela,
        expire 4/15/20 expires 04/15/20*......         1,700        63,325
                                                             -------------
      HOTELS, RESTAURANTS & LEISURE - 0.0%
      Mikohn Gaming Corp.,
        expire 8/15/08 (144A)*(c)(g)..........            70             1
                                                             -------------
      LIFE SCIENCES TOOLS & SERVICES - 0.0%
      Mediq Inc.,
        expire 6/1/09 (144A)*(c)(g)...........           110             0
                                                             -------------
      MEDIA - 0.0%
      MDP Acquisitions Plc Corp.,
        expire 10/01/13 *.....................            42         3,596
      XM Satellite Radio Holdings, Inc.,
        expire 3/15/10 (144A)*(c)(g)..........           100         6,451
                                                             -------------
                                                                    10,047
                                                             -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.0%
      COLO.COM, Inc.,
        expire 3/15/10 (144A)*(c)(g)..........           220             0
                                                             -------------
      THRIFTS & MORTGAGE FINANCE - 0.0%
      ContiFinancial Corp., expire 04/01/08,
        Liquidating Trust, Units of Interest
        (Represents interest in a trust in the
        liquidation of ContiFinancial Corp.
        and its affiliates)*(g)...............       861,384         1,077
                                                             -------------
      TRANSPORTATION INFRASTRUCTURE - 0.0%
      Atlantic Express Transportation Corp.
        expire 4/15/08 (144A)*(c).............           525         6,562
                                                             -------------
      Total Warrants
      (Cost $53,710)                                               164,732
                                                             -------------
      ESCROWED SHARES - 0.0%
      Vlasic Foods International, Inc.
        0.000%, due 01/01/49(g)
        (Cost - $0)                                  190,660         6,902
                                                             -------------

      LOAN PARTICIPATION - 4.0%
      Accuride Corp.
        8.500%, due 02/01/05.................. $     250,000       244,200
      Algoma Steel, Inc.
        1.000%, due 06/20/14..................       963,711       917,935

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       LOAN PARTICIPATION - CONTINUED
       AmWINS Group, Inc.
         7.820%, due 06/11/13................ $     497,500 $     422,875
       Calpine Corp. 7.610%, due 03/29/09....       485,000       473,700
       Concho Res Inc.
         8.232%, due 03/28/12................       497,776       494,690
       Flextronics International
        7.396%, due 10/01/14.................     1,046,198     1,022,031
        7.455%, due 10/01/14.................       300,586       294,574
       Flextronics International, Ltd.
         6.500%, due 05/15/13................       245,000       238,875
       Inverness Medical Innovations
         11.500%, due 06/26/15...............     1,000,000       975,000
       J.G. Wentworth LLC
         10.350%, due 03/01/14...............       650,000       598,845
       Jarden Corp. 7.843%, due 01/24/12.....       497,500       481,580
       Knology, Inc. 5.260%, due 04/30/12....       497,500       477,600
       New World Gaming
         8.750%, due 06/28/14................       229,167       210,833
       New World Gaming Partners
         8.750%, due 07/16/14................     1,145,833     1,054,167
       Niagra 6.819%, due 06/29/14...........       298,500       274,620
       NRG Energy, Inc.
         6.948%, due 02/01/13................       355,424       339,359
       NRG Energy, Inc. Syn L/C
         6.848%, due 02/01/13................       164,098       155,893
       Olympus Cable Holdings LLC (First
         Union Securities, Inc. / The Bank of
         Nova Scotia)
         4.798%, due 09/30/10................        36,164        35,079
       Sally Holdings LLC
         7.870%, due 11/18/13................       246,869       238,549
       Sandridge Energy
         5.250%, due 04/01/15................       980,000       977,550
       Stratos Global Corp.
         7.948%, due 02/13/12................     1,000,000       973,100
       Sun Healthcare Bank
        1.000%, due 01/15/08.................        22,988        22,184
        1.000%, due 04/12/14.................       354,491       331,449
        1.000%, due 04/12/14.................        80,460        77,644
        7.360%, due 01/15/08.................        28,736        27,730
       Telesat Canada
        1.933%, due 10/23/14.................        86,614        84,769
        7.760%, due 10/23/14.................     1,013,386       991,091
       URS Corp. Tlb 7.542%, due 05/01/13....       367,178       366,737
       USI Holdings Corp.
         8.110%, due 04/30/14................       348,250       331,707
                                                            -------------
       Total Loan Participation
       (Cost $13,541,945)                                      13,134,366
                                                            -------------

     ----------------------------------------------------------------------
     SECURITY                                      PAR           VALUE
     DESCRIPTION                                  AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 23.4%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/31/07 at 1.750% to be
       repurchased at $2,804,273 on
       01/02/08 collateralized by
       $2,700,000 U.S. Treasury Note at
       5.125% due 06/30/11 with a value of
       $2,862,000............................. $   2,804,000 $   2,804,000
     State Street Navigator Securities Lending
       Prime Portfolio(i).....................    74,083,729    74,083,729
                                                             -------------
     Total Short-Term Investments
     (Cost $76,887,729)                                         76,887,729
                                                             -------------

     TOTAL INVESTMENTS - 118.4%
     (Cost $385,317,416)                                       387,969,712
                                                             -------------

     Other Assets and Liabilities (net) - (18.4)%              (60,295,958)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 327,673,754
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) Variable or floating rate security. The stated rate represents the rate at December 31, 2007.
(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $58,719,762 of net assets.
(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate $131,876 of net assets.
(d) Zero coupon bond - Interest rate represents current yield to maturity.
(e) All or a portion of security is on loan.
(f) Security is in default and/or issuer is in bankruptcy.
(g) Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
(h) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(i) Represents investment of collateral received from securities lending transactions.
(j) Par shown in Australian Dollar. Value is shown in USD.
(k) Par shown in Canadian Dollar. Value is shown in USD.
(l) Par shown in Euro. Value is shown in USD.
(m) Par shown in Norwegian Krone. Value is shown in USD.
(n) Par shown in Japanese Yen. Value is shown in USD.
(o) Par shown in Swedish Krona. Value is shown in USD.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

                       See notes to financial statements


The following table summarizes the credit composition of the portfolio holdings of the Pioneer Strategic Income Portfolio at December 31, 2007, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        42.29%
                  AA                                       0.21
                  A                                        0.99
                  BBB                                      5.55
                  BB                                       6.23
                  B                                       10.31
                  Below B                                  2.68
                  Equities/Other                          31.74
                                                         ------
                  Total:                                 100.00%
                                                         ======

                                                                                              ACQUISITION
                                                                                               COST AS A
                                                                     ACQUISITION ACQUISITION PERCENTAGE OF
ILLIQUID AND RESTRICTED SECURITIES                                      DATES       COST      NET ASSETS     VALUE
---------------------------------------------------------------------------------------------------------------------
Archibald Candy Corp.                                                 11/1/2002  $       514     0.00%     $     878
                                                                      5/21/2004
                                                                      5/27/2004
Atlantic Express Transportation Corp, expire 4/15/08                 11/10/2004           --     0.00          6,562
                                                                      9/21/2000
Aurora Foods, Inc.                                                   10/17/2000        7,570     0.00             --
                                                                       3/3/2000
                                                                       4/7/2000
COLO.COM, Inc. expire 3/15/10                                         6/15/2000       13,705     0.00             --
                                                                       3/3/2000
                                                                       4/7/2000
COLO.COM, Inc. 13.875%, due 03/15/10                                  6/15/2000      173,257     0.05             --
CS First Boston Mortgage Securities Corp. 6.122%, due 04/15/37         6/4/2002       55,773     0.02         66,833
Cybernet Internet Services International, Inc. 13.000%, due 08/15/09  8/19/1999      314,639     0.10             --
                                                                       6/9/2000
                                                                      7/18/2000
Dayton Superior Corp., expire 6/15/09                                12/15/2000        4,026     0.00             --
Ionex Communications, Inc.                                            1/26/2005        1,948     0.00             --
                                                                      1/26/1998
KMC Telecom Holdings, Inc., Expire 1/31/08                             2/5/1998        4,392     0.00             --
LTV Corp. 8.250%                                                     11/12/1999      355,250     0.11             --
Mediq Inc., expire 6/1/09                                             11/9/1998        9,369     0.00             --
Mikohn Gaming Corp., expire 8/15/08                                    2/2/2008           --     0.00              1
                                                                      12/9/2003
Outsourcing Solutions, Inc.                                            8/8/2006      102,311     0.03          1,146
Sasco Net Interest Margin Trust                                       2/27/2003       33,732     0.01              5
Solutia, Inc., expire 7/15/09                                         1/13/2003           --     0.00             --
                                                                      5/18/1998
Startec Global Communications Corp., expire 5/15/08                   5/21/1998          198     0.00             --
TIAA Commercial Real Estate Securitization 6.840%, due 05/22/37        5/7/2002       77,415     0.02         50,000
US Airways Group, Inc. - Class A                                      7/27/2000           --     0.00             --
US Airways Group, Inc. - Class A1, expire 4/1/10                      7/27/2000           --     0.00             --
XM Satellite Radio Holdings, Inc., expire 3/15/10                     3/10/2000       14,255     0.00          6,451
York Research                                                        1/ 22/2003           --     0.00             --
                                                                                 -----------     ----      ---------
                                                                                 $ 1,168,354     0.34%     $ 131,876
                                                                                 ===========     ====      =========

                                                                      VALUE AS A
                                                                     PERCENTAGE OF
ILLIQUID AND RESTRICTED SECURITIES                                    NET ASSETS
----------------------------------------------------------------------------------
Archibald Candy Corp.                                                    0.00%


Atlantic Express Transportation Corp, expire 4/15/08                     0.00

Aurora Foods, Inc.                                                       0.00


COLO.COM, Inc. expire 3/15/10                                            0.00


COLO.COM, Inc. 13.875%, due 03/15/10                                     0.00
CS First Boston Mortgage Securities Corp. 6.122%, due 04/15/37           0.02
Cybernet Internet Services International, Inc. 13.000%, due 08/15/09     0.00


Dayton Superior Corp., expire 6/15/09                                    0.00
Ionex Communications, Inc.                                               0.00

KMC Telecom Holdings, Inc., Expire 1/31/08                               0.00
LTV Corp. 8.250%                                                         0.00
Mediq Inc., expire 6/1/09                                                0.00
Mikohn Gaming Corp., expire 8/15/08                                      0.00

Outsourcing Solutions, Inc.                                              0.00
Sasco Net Interest Margin Trust                                          0.00
Solutia, Inc., expire 7/15/09                                            0.00

Startec Global Communications Corp., expire 5/15/08                      0.00
TIAA Commercial Real Estate Securitization 6.840%, due 05/22/37          0.02
US Airways Group, Inc. - Class A                                         0.00
US Airways Group, Inc. - Class A1, expire 4/1/10                         0.00
XM Satellite Radio Holdings, Inc., expire 3/15/10                        0.00
York Research                                                            0.00
                                                                         ----
                                                                         0.04%
                                                                         ====

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

PIONEER STRATEGIC INCOME PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                             $311,081,983
   Repurchase Agreement                                           2,804,000
   Cash                                                             509,318
   Cash denominated in foreign currencies**                      10,403,528
   Collateral for securities on loan                             74,083,729
   Receivable for investments sold                                  104,479
   Receivable for Trust shares sold                                 185,123
   Interest receivable                                            3,536,156
   Unrealized appreciation on forward currency contracts
    (Note 8)                                                          5,777
                                                               ------------
     Total assets                                               402,714,093
                                                               ------------
LIABILITIES
   Payables for:
     Investments purchased                                          352,096
     Trust shares redeemed                                          236,192
     Collateral for securities on loan                           74,083,729
     Investment advisory fee (Note 3)                               165,398
     Administration fee                                               1,902
     Custodian and accounting fees                                   12,931
   Accrued expenses                                                 188,091
                                                               ------------
     Total liabilities                                           75,040,339
                                                               ------------
NET ASSETS                                                     $327,673,754
                                                               ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                             $329,303,768
   Distribution in excess of net realized gain                  (21,425,833)
   Unrealized appreciation on investments and foreign
    currency                                                      3,436,142
   Undistributed net investment income                           16,359,677
                                                               ------------
     Total                                                     $327,673,754
                                                               ============
NET ASSETS
   Class A                                                     $327,673,754
                                                               ============
CAPITAL SHARES OUTSTANDING
   Class A                                                       32,708,363
                                                               ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                     $      10.02
                                                               ============

----------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements and
  Securities Lending                                           $308,429,687
**Cost of cash denominated in foreign currencies                  9,639,946

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

PIONEER STRATEGIC INCOME PORTFOLIO
INVESTMENT INCOME:
    Dividends (1)                                                                   $    82,589
    Interest (2)                                                                     17,424,629
                                                                                    -----------
       Total investment income                                                       17,507,218
                                                                                    -----------
EXPENSES:
    Investment advisory fee (Note 3)                                                  1,951,027
    Administration fees                                                                  24,086
    Custody and accounting fees                                                          78,363
    Transfer agent fees                                                                   4,527
    Audit                                                                                36,505
    Legal                                                                                31,414
    Trustee fees and expenses                                                            10,714
    Shareholder reporting                                                                57,043
    Insurance                                                                             9,315
    Other                                                                                 4,233
                                                                                    -----------
       Total expenses                                                                 2,207,227
                                                                                    -----------
    Net investment income                                                            15,299,991
                                                                                    -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
    Net realized gain on:
       Investments                                                                    1,426,176
       Foreign currency                                                                 480,169
                                                                                    -----------
    Net realized gain on investments and foreign currency                             1,906,345
                                                                                    -----------
    Net change in unrealized appreciation on:
       Investments                                                                      743,822
       Foreign currency                                                                 825,478
                                                                                    -----------
    Net change in unrealized appreciation on investments and foreign currency         1,569,300
                                                                                    -----------
    Net realized and change in unrealized gain on investments and foreign currency    3,475,645
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $18,775,636
                                                                                    ===========

-----------------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                          $         5
(2)Interest income includes securities lending income of:                               138,703

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007


PIONEER STRATEGIC INCOME PORTFOLIO
                                                                          Year Ended   Period Ended   Year Ended
                                                                         December 31,  December 31,   October 31,
                                                                             2007         2006*          2006
                                                                         ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $ 15,299,991  $  1,894,134  $ 11,108,175
   Net realized gain on investments and foreign currency                    1,906,345       851,762       882,958
   Net change in unrealized appreciation on investments and foreign
       currency                                                             1,569,300        31,325     2,565,148
                                                                         ------------  ------------  ------------
   Net increase in net assets resulting from operations                    18,775,636     2,777,221    14,556,281
                                                                         ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                               (1,894,886)  (11,694,618)   (8,052,523)
                                                                         ------------  ------------  ------------
   Net decrease in net assets resulting from distributions                 (1,894,886)  (11,694,618)   (8,052,523)
                                                                         ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                               94,165,133    11,403,672    69,977,588
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                1,894,886    11,694,618     8,052,523
   Cost of shares repurchased
     Class A                                                              (39,081,439)   (3,301,462)  (28,047,489)
                                                                         ------------  ------------  ------------
   Net increase in net assets from capital share transactions              56,978,580    19,796,828    49,982,622
                                                                         ------------  ------------  ------------
TOTAL INCREASE IN NET ASSETS                                               73,859,330    10,879,431    56,486,380
   Net assets at beginning of period                                      253,814,424   242,934,993   186,448,613
                                                                         ------------  ------------  ------------
   Net assets at end of period                                           $327,673,754  $253,814,424  $242,934,993
                                                                         ============  ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $ 16,359,677  $  1,897,640  $ 11,566,759
                                                                         ============  ============  ============

*  For the period November 1, 2006 through December 31, 2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                     CLASS A
PIONEER STRATEGIC INCOME PORTFOLIO                   -------------------------------------------------------------------
                                                     FOR THE YEAR
                                                        ENDED      PERIOD ENDED      FOR THE YEARS ENDED OCTOBER 31,(C)
                                                     DECEMBER 31,  DECEMBER 31,  ---------------------------------------
                                                         2007        2006(C)        2006       2005      2004++     2003++
                                                     ------------  ------------  ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD................   $  9.46       $  9.81     $ 9.56     $ 9.73     $ 9.53     $ 8.94
                                                       -------       -------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...............................      0.51 (a)      0.07 (a)   0.49 (a)   0.53 (a)   0.57 (a)   0.63 (a)
Net Realized/Unrealized Gain (Loss) on Investments..      0.12          0.04       0.15      (0.04)      0.48 (a)   1.04 (a)
                                                       -------       -------     ------     ------     ------     ------
Total from Investment Operations....................      0.63          0.11       0.64       0.49       1.05       1.67
                                                       -------       -------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income................     (0.07)        (0.46)     (0.39)     (0.66)     (0.85)     (1.08)
Distributions from Net Realized Capital Gains.......        --            --         --         --         --         --
                                                       -------       -------     ------     ------     ------     ------
Total Distributions.................................     (0.07)        (0.46)     (0.39)     (0.66)     (0.85)     (1.08)
                                                       -------       -------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD......................   $ 10.02       $  9.46     $ 9.81     $ 9.56     $ 9.73     $ 9.53
                                                       =======       =======     ======     ======     ======     ======
TOTAL RETURN........................................      6.65%         1.10%      6.95%      5.17%     11.66%     20.56%
Ratio of Expenses to Average Net Assets.............      0.76%         0.85%*     0.88%      0.86%      0.90%(b)   1.00%
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates.........................      0.76%         0.85%*     0.88%       N/A        N/A        N/A
Ratio of Net Investment Income to Average Net Assets      5.28%         4.56%*     5.13%      5.58%      6.19%      7.05%
Portfolio Turnover Rate.............................      44.5%          6.4%      33.0%      37.0%      56.0%     141.0%
Net Assets, End of Period (in millions).............   $ 327.7       $ 253.8     $  243     $  186     $  107     $  100

*  Annualized
N/A Not Applicable
(a) Per share amount based on average shares outstanding during the period.
(b) The investment manager waived a portion of its management fee for the period.
(c) Fiscal Year End changed on November 1, 2006 from October 31 to December 31. ++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Pioneer Strategic Income Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2007, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                Expiring   Expiring    Expiring
Portfolio                             Total    12/31/2008 12/31/2009  12/31/2010
---------                          ----------- ---------- ----------- ----------

Pioneer Strategic Income Portfolio $21,076,543 $7,414,445 $11,398,536 $2,263,562

On May 1, 2006, Pioneer Strategic Income Portfolio, a series of The Travelers Series Trust, was reorganized into the Pioneer Strategic Income, a series of Met Investors Series Trust. The Portfolio acquired capital losses of $28,401,723 which are subject to an annual limitation of $6,843,272.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

I. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

J. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

K. STRIPPED SECURITIES - The Portfolio may invest in "Stripped Securities," a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities ("PO"), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities ("IO"), which are unmatured interest coupons that have been stripped from debt obligations. Stripped Securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs' is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs'.

L. CREDIT AND MARKET RISK - The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Portfolio has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At December 31, 2007, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities with an aggregate value of $106,242,445 (representing 32% of the Portfolio's total assets).

M. LOAN PARTICIPATIONS - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolios' investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Pioneer Investment Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                    Management Fees
                                   earned by Manager
                                   for the year ended
Portfolio                          December 31, 2007  % per annum  Average Daily Net Assets
---------                          ------------------ ----------- --------------------------

Pioneer Strategic Income Portfolio     $1,951,027        0.60%    First $500 Million

                                                         0.55%    $500 Million to $1 Billion

                                                         0.53%    Over $1 Billion

Prior to November 1, 2007, the management fee for the Portfolio was 75 basis points for the first $75 Million of the average daily assets, 70 basis points for the next $75 Million of the average daily assets and 65 basis points for the assets above $150 Million of the average daily assets. The management fee earned for the period January 1, 2007 through October 31, 2007 was $1,627,817.

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                               Maximum Expense Ratio
                                               under current Expense
                                               Limitation Agreement
                                              ---------------------
           Portfolio                          Class A Class B Class E
           ---------                          ------- ------- -------

           Pioneer Strategic Income Portfolio  1.25%   1.50%*  1.40%*

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                          Shares Issued
                                                             Through                Net Increase
                                   Beginning                Dividend      Shares     in Shares     Ending
                                    Shares    Shares Sold Reinvestment  Repurchased Outstanding    Shares
-                                  ---------- ----------- ------------- ----------- ------------ ----------

Pioneer Strategic Income Portfolio

 Class A

 12/31/2007                        26,825,628  9,702,802      196,158   (4,016,225)  5,882,735   32,708,363
 11/01/2006-12/31/2006             24,768,301  1,154,973    1,236,218     (333,864)  2,057,327   26,825,628
 11/01/2005-10/31/2006             19,495,007  7,350,719      866,796   (2,944,221)  5,273,294   24,768,301

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                             Purchases                        Sales
                                   ------------------------------ ------------------------------
                                   U.S. Government Non-Government U.S. Government Non-Government
                                   --------------- -------------- --------------- --------------

Pioneer Strategic Income Portfolio  $137,339,088    $88,913,958     $88,665,111    $31,979,812

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                     Federal       Gross         Gross
                                    Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                              Cost     Appreciation (Depreciation)  Appreciation
---------                          ------------ ------------ -------------- --------------

Pioneer Strategic Income Portfolio $385,779,087  $9,782,842   $(7,592,216)    $2,190,626

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                Value of    Value of
                                    Value of      Cash      Non-Cash     Total
                                   Securities  Collateral  Collateral* Collateral
                                   ----------- ----------- ----------- -----------

Pioneer Strategic Income Portfolio $72,587,504 $74,083,729   $1,287    $74,085,016

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years or periods ended December 31, 2007, 2006, and October 31, 2006 were as follows:

                                            Ordinary Income          Long-Term Capital Gain               Total
                                   --------------------------------- ---------------------- ---------------------------------
                                      2007       2006*      2006**   2007   2006*   2006**     2007       2006*      2006**
                                   ---------- ----------- ---------- ----   -----   ------  ---------- ----------- ----------

Pioneer Strategic Income Portfolio $1,894,886 $11,694,618 $8,052,523 $--     $--     $--    $1,894,886 $11,694,618 $8,052,523

*  For the period November 1, 2006 through December 31, 2006.
** For the year October 31, 2006.

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                   Undistributed Undistributed     Net
                                     Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                      Income         Gain      Appreciation   and Deferrals       Total
                                   ------------- ------------- ------------ ------------------ -----------

Pioneer Strategic Income Portfolio  $16,477,835       $--       $2,968,694     $(21,076,543)   $(1,630,014)

8. FORWARD FOREIGN CURRENCY CONTRACTS

Forward Foreign Currency Contracts to Sell:

                                         Value at      In Exchange Net Unrealized
Settlement Date Contracts to Deliver December 31, 2007 for U.S. $   Appreciation
--------------- -------------------- ----------------- ----------- --------------

   1/7/2008          1,965,000 AUD      $1,724,091     $1,729,868      $5,777

AUD - Australian Dollar

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Pioneer Strategic Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2007 and October 31, 2006 and the period from November 1, 2006 to December 31, 2006, and the financial highlights for the year ended December 31, 2007, the period from November 1, 2006 to December 31, 2006 and each of the four years in the period ended October 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 2007 and October 31, 2006 and the period from November 1, 2006 to December 31, 2006, and the financial highlights for the year ended December 31, 2007, the period from November 1, 2006 to December 31, 2006 and each of the four years in the period ended October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 29, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                      in Fund
                            Position(s)   Term of Office                                              Complex
                             Held with    and Length of           Principal Occupation(s)             overseen
Name, Age and Address        the Trust     Time Served              During Past 5 Years             by Trustee**
---------------------      -------------- -------------- ------------------------------------------ ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice             N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice            N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife          N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,              N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from
One MetLife Plaza                                        October 2002 to March 2006, Assistant
27-01 Queens Plaza North                                 Vice President; from November 2005 to
Long Island City, NY 11101                               August 2006, Interim Chief Compliance
                                                         Officer, Met Investors Series Trust; Since
                                                         April 2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreement (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Pioneer Investment Management, Inc. (the "Pioneer Adviser") for investment advisory services in connection with the investment management for the Pioneer Strategic Income Portfolio ("Pioneer Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the Pioneer Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Pioneer Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Pioneer Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the Pioneer Portfolio within its performance universe. The Board took into account that the Pioneer Portfolio ranked above the median of its performance universe for each period. The Board noted that the Pioneer Portfolio ranked above the Lipper index for both the five- and three-year periods and below the Lipper index for the one-year period. The Board considered the analysis provided in the B-M Report demonstrating that the Pioneer Portfolio ranked above the LB Universal Bond Index benchmark return for each of the one-, three- and five-year periods. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Pioneer Portfolio's performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Pioneer Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Pioneer Portfolio's total expenses exclusive of 12b-1 fees were above the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the Pioneer Portfolio's actual management fees were above the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Pioneer Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Pioneer Portfolio's contractual management fees were above the normalized median of the expense group at the Pioneer Portfolio's current size. The Board also noted that the relatively small asset size of the Pioneer Portfolio results in a higher relative fee structure. The Board considered that the projected total expense ratio for 2007 for the Pioneer Portfolio would reflect a moderate reduction in such Portfolio's total expense ratio. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Pioneer Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Pioneer Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Pioneer Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Pioneer Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Pioneer Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Pioneer Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Pioneer Adviser's ability to perform under its Advisory Agreement. These factors included: the Pioneer Adviser's financial condition; the Pioneer Adviser's current level of staffing and its overall resources, as well as its compensation program; the Pioneer Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Pioneer Adviser's management style and long-term performance record with respect to the Pioneer Portfolio; and the Pioneer Portfolio's performance record. With respect to the Pioneer Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Pioneer Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Pioneer Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Pioneer Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Pioneer Adviser's investment process and philosophy. The Board considered that the Pioneer Adviser's responsibilities include the development and maintenance of an investment program for the Pioneer Portfolio which is consistent with the Pioneer Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Pioneer Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Pioneer Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Pioneer Adviser's estimated profitability from its relationship with the Pioneer Portfolio as described below and possible economies of scale. With respect to the Pioneer Portfolio, the Board received no information enabling it to compare the subadvisory fees paid to fees charged by the Pioneer Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act as the Pioneer Adviser reported that it has no other strategic income mandates for which to provide comparative fees. With respect to potential economies of scale in the Adviser's management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Pioneer Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Pioneer Adviser of its relationship with the Pioneer Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received portfolio specific data with regard to the profitability of the Pioneer Portfolio. The Board analyzed the reasonableness of the profitability of the Pioneer Adviser and found no indication of excessive profitability. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Pioneer Adviser and its affiliates by virtue of the Pioneer Adviser's relationship to the Pioneer Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Pioneer Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Pioneer Adviser, the Board determined approval of the Advisory Agreement for the Pioneer Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Pioneer Portfolio.

                          MET INVESTORS SERIES TRUST


                               Rainier Large Cap
                               Equity Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
RAINIER LARGE CAP EQUITY PORTFOLIO                FOR THE PERIOD ENDED 12/31/07
MANAGED BY RAINIER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

The Portfolio return from commencement of operations on November 1, 2007 through December 31, 2007, was 0.09% and 0.07% for Class A and B Shares, respectively, versus -4.89% for its benchmark, the Russell 1000(R) Index/1/.

PORTFOLIO REVIEW

The Portfolio returns were considerably better than that of the Russell 1000(R) Index for the period. Relative performance was strong across all sectors with no sector or stock accounting for a lion's share of the outperformance. Specific stock selection, as always, was critical to results.

MARKET ENVIRONMENT/CONDITIONS

Equities were volatile in 2007, to a degree not seen since 2002. A 7% peak-to-trough decline in the S&P 500(R) Index/2/ in February and March was followed by a 14% rally into late July, only to give it back in the ensuing month of August, setting up a powerful two-month, 15% surge to the upside. This was followed by a 10% falloff into late November and a 4% rally from there into year-end. It was no place and time for anyone prone to motion sickness. When all was said and done, the Index provided a return of 5.5% for the year, despite a negative fourth quarter.

Investors disposed toward making heavy concentrations--or avoidance--of specific sectors (a strategy we avoid at Rainier) exposed themselves to either large gains or dramatic losses. The energy sector outperformed the S&P 500 by almost 30 percentage points, but the financial sector underperformed by almost the same amount. Specific stock selection, rather than "sector bets", continues to be one of the hallmarks at Rainier.

Financial shares were the biggest restraint on market returns for the quarter and the year. This sector, the largest-capitalized group in the S&P 500 for several years now, has become the victim of its own aggressive mortgage products that were originated between 2004 and 2007. This occurred with the overt or implicit support of borrowers, Wall Street, politicians and ratings agencies, and is leading to a harsh reality check, forcing corporate write-offs that will ultimately aggregate well over $100 billion. It seems that the value of "ninja" mortgages (no income, no job, no assets--no problem) is ... well no one knows quite for sure, not even according to Fed Chairman Bernanke. The negative implications extend from company-specific, multi-billion dollar losses and shrinking net worth to diminishing future revenue prospects to a more economically pervasive and systemic credit crisis. It is not the environment to bottom-fish, and our strategy in this sector has been to focus on companies that have relatively small or no exposure to this credit contagion. The heightened fundamental risk will likely persist for an extended period, probably longer than many investors currently expect.

Consumer discretionary stocks are close relatives to their financial cousins, and they inhabit the same bad neighborhood. At the apex of the current consumer dilemma is a historic propensity to outspend income using borrowed money on an apparently appreciating asset--a home--while leaving the issue of saving for another day. This works, at least until that asset begins to depreciate, at which point net worth can convert to a net liability with no recourse to additional loans. Such is the current state of affairs, a homeowner crisis not witnessed since the Great Depression. Home prices have declined on average by 7.4% over the past 17 months, according to Case-Shiller, and another drop of 5% to 10% is likely over the next two years. This phenomenon, in turn, has had a multiplier effect on the economy, leading to strains on retail, automotive, restaurant and construction industries, to name a few. Increased gasoline, utility, insurance and health care costs, together with likely tax hikes in 2009 or 2010, do not leave us ebullient about prospects for consumer expenditures over the next two years. It has been challenging to find attractive consumer discretionary stocks, and we have been modestly underweight in this sector since 2005.

The technology sector is again challenging financials for the largest-capitalization group, a title it relinquished in early 2001. After losing two-thirds of its value around that time, the sector was only an average market performer in the four years leading up to 2007. This past year witnessed the sector as a top performing group again, albeit not to the extent of its late 1990's glory days. The relative improvement is based on a re-acceleration in earnings growth driven by multiple new product cycles.

The re-emergence of technology has come hand in hand with improved performance by growth shares in general. Health care stocks have performed well. The concept of growth has also become more closely linked with exposure to business opportunities in emerging countries. Consumers are a growing force in these areas. More important, infrastructure projects, from roads to bridges, dams, oil exploration projects, electrical power plants and grids, are driving these economies. Even with this out-performance, growth stocks are selling at a smaller premium to value stocks than they have on average, and they are poised to outperform again in 2008.

Investors have taken a look in earnest at large-capitalization shares this year. After lagging their smaller brethren since the beginning of the decade, the relative stability and improved value proposition of large-capitalization shares led to a performance edge over small-capitalization stocks in 2007.

--------
/1/ The Russell 1000(R) Index is an unmanaged index which measures the performances of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 90% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $16.3 billion; the median market capitalization was approximately $6.1 billion. The smallest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

/2/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RAINIER LARGE CAP EQUITY PORTFOLIO                FOR THE PERIOD ENDED 12/31/07
MANAGED BY RAINIER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



CURRENT OUTLOOK/STRATEGY

What is in store for 2008? We are not crystal ball gazers, but in general, we are cautious on the economy, yet more encouraged about the equities market. Given consumer spending accounts for 70% of GDP, and we expect consumption to be down in both the first and second quarters of 2008, we look for GDP to decline in one or two quarters of 2008 despite improving export prospects. This implies a recessionary or near-recessionary environment. This may create challenges for the market in the initial stages of 2008, but current low interest rates, very conciliatory monetary policy, predominantly strong balance sheets, and attractive valuations suggest a more benign environment for stocks as the year progresses. Much of the risk in the market appears to be already priced into shares. Even so, we believe it is important to emphasize companies with fortress balance sheets, abundant cash flow generation, strong competitive positions and good prospects for earnings growth.

TEAM MANAGED APPROACH
DANIEL M. BREWER, CFA
MARK W. BROUGHTON, CFA
STACIE L. COWELL, CFA
MARK H. DAWSON, CFA
JAMES R. MARGARD, CFA
PETER M. MUSSER, CFA
RAINIER INVESTMENT MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    Procter & Gamble Co. (The)      3.10%
                    ----------------------------------------
                    PepsiCo, Inc.                   3.01%
                    ----------------------------------------
                    General Electric Co.            2.75%
                    ----------------------------------------
                    Transocean, Inc.                2.35%
                    ----------------------------------------
                    Merck & Co., Inc.               2.06%
                    ----------------------------------------
                    JPMorgan Chase & Co.            2.03%
                    ----------------------------------------
                    McDermott International, Inc.   1.72%
                    ----------------------------------------
                    Gilead Sciences, Inc.           1.72%
                    ----------------------------------------
                    Total S.A. (ADR)                1.71%
                    ----------------------------------------
                    Mosaic Co. (The)                1.69%
                    ----------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                     [CHART]

Non-Cyclical         23.8%
Financials           14.7%
Communications        9.3%
Basic Materials       5.7%
Energy               12.6%
Technology           12.3%
Cyclical              3.9%
Industrial           14.4%
Utilities             3.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RAINIER LARGE CAP EQUITY PORTFOLIO                FOR THE PERIOD ENDED 12/31/07
MANAGED BY RAINIER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


                 RAINIER LARGE CAP EQUITY PORTFOLIO MANAGED BY
 RAINIER INVESTMENT MANAGEMENT, INC. VS. RUSSELL 1000(R) INDEX/1/ AND RUSSELL
                            1000(R) GROWTH INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

                    Fund     Russell 1000     Russell 1000 Growth
                    ----     ------------     -------------------
   11/1/2007      $10,000       $10,000            $10,000
  12/31/2007       10,007         9,511              9,597


    ---------------------------------------------------------------
                                         Cumulative Return/3/
                                    (for the period ended 12/31/07)
    ---------------------------------------------------------------
                                          Since Inception/4/
    ---------------------------------------------------------------
--  Rainier Large Cap Equity
    Portfolio--Class A                           0.09%
          Class B                                0.07%
    ---------------------------------------------------------------
- - Russell 1000(R) Index/1/                    -4.89%
    ---------------------------------------------------------------
--  Russell 1000(R) Growth Index/2/             -4.03%
    ---------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell 1000(R) Index is an unmanaged index which measures the performances of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 90% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $16.3 billion; the median market capitalization was approximately $6.1 billion. The smallest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

/2/The Russell 1000(R) Growth Index is an unmanaged index which measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception of Class A and Class B shares is 11/1/07. Index returns are based on an inception date of 10/31/07.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            11/1/07*      12/31/07      11/1/07-12/31/07
RAINIER LARGE CAP EQUITY PORTFOLIO          ------------- ------------- ----------------

  Class A
  Actual                                      $1,000.00     $1,000.90        $1.25
  Hypothetical (5% return before expenses)     1,000.00      1,007.10         1.26
------------------------------------------  ------------- ------------- ----------------

  Class B
  Actual                                      $1,000.00     $1,000.70        $1.71
  Hypothetical (5% return before expenses)     1,000.00      1,006.65         1.71
------------------------------------------  ------------- ------------- ----------------

* Portfolio inception 11/01/07.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.02% for Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the two-month period).

MET INVESTORS SERIES TRUST
RAINIER LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 98.5%
        AEROSPACE & DEFENSE - 3.1%
        Boeing Co. (The).....................      77,475 $   6,775,963
        Precision Castparts Corp.............      61,800     8,571,660
        United Technologies Corp.............     118,500     9,069,990
                                                          -------------
                                                             24,417,613
                                                          -------------
        BEVERAGES - 3.5%
        Fomento Economico Mexicano, S.A.B. de
          C.V. (ADR).........................     107,350     4,097,550
        PepsiCo, Inc.........................     308,975    23,451,202
                                                          -------------
                                                             27,548,752
                                                          -------------
        BIOTECHNOLOGY - 3.3%
        Amgen, Inc.*.........................      67,100     3,116,124
        Genentech, Inc.*.....................      69,375     4,652,981
        Genzyme Corp.*.......................      60,850     4,529,674
        Gilead Sciences, Inc.*...............     291,080    13,392,591
                                                          -------------
                                                             25,691,370
                                                          -------------
        CAPITAL MARKETS - 5.2%
        Ameriprise Financial, Inc............     105,350     5,805,839
        Charles Schwab Corp. (The)...........     202,500     5,173,875
        Invesco, Ltd.........................     189,625     5,950,432
        Morgan Stanley.......................     159,625     8,477,684
        State Street Corp....................     116,625     9,469,950
        T. Rowe Price Group, Inc.............      92,325     5,620,746
                                                          -------------
                                                             40,498,526
                                                          -------------
        CHEMICALS - 2.4%
        E.I. du Pont de Nemours & Co.........     121,050     5,337,094
        Mosaic Co. (The)*....................     140,100    13,217,034
                                                          -------------
                                                             18,554,128
                                                          -------------
        COMMUNICATIONS EQUIPMENT - 3.9%
        Cisco Systems, Inc.*.................     416,450    11,273,301
        Corning, Inc.........................     469,575    11,265,104
        QUALCOMM, Inc........................     192,850     7,588,648
                                                          -------------
                                                             30,127,053
                                                          -------------
        COMPUTERS & PERIPHERALS - 3.0%
        Apple, Inc.*.........................      60,320    11,948,186
        Hewlett-Packard Co...................     219,500    11,080,360
                                                          -------------
                                                             23,028,546
                                                          -------------
        CONSTRUCTION & ENGINEERING - 0.9%
        Foster Wheeler, Ltd.*................      43,000     6,665,860
                                                          -------------
        CONSUMER FINANCE - 0.6%
        American Express Co..................      91,825     4,776,737
                                                          -------------
        DIVERSIFIED FINANCIAL SERVICES - 2.0%
        JPMorgan Chase & Co..................     363,300    15,858,045
                                                          -------------
        ELECTRIC UTILITIES - 1.1%
        Entergy Corp.........................      71,150     8,503,848
                                                          -------------

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                          SHARES      (NOTE 2)
          ------------------------------------------------------------
          ELECTRICAL EQUIPMENT - 2.3%
          ABB, Ltd. (ADR)...................     132,275 $   3,809,520
          Cooper Industries, Ltd. - Class A.     121,825     6,442,106
          Emerson Electric Co...............     133,050     7,538,613
                                                         -------------
                                                            17,790,239
                                                         -------------

          ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
          Trimble Navigation, Ltd.*.........      78,700     2,379,888
                                                         -------------
          ENERGY EQUIPMENT & SERVICES - 7.6%
          Halliburton Co....................     223,300     8,465,303
          National-Oilwell Varco, Inc.*.....     143,900    10,570,894
          Noble Corp........................     129,075     7,294,028
          Schlumberger, Ltd.................      96,875     9,529,594
          Transocean, Inc...................     127,964    18,318,047
          Weatherford International, Ltd.*..      76,525     5,249,615
                                                         -------------
                                                            59,427,481
                                                         -------------
          FOOD PRODUCTS - 1.0%
          ConAgra Foods, Inc................     319,275     7,595,552
                                                         -------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
          Baxter International, Inc.........      65,645     3,810,692
          Hologic, Inc.*....................      69,075     4,741,308
          Medtronic, Inc....................     121,425     6,104,035
                                                         -------------
                                                            14,656,035
                                                         -------------
          HEALTH CARE PROVIDERS & SERVICES - 1.4%
          Aetna, Inc........................     110,700     6,390,711
          Express Scripts, Inc.*............      59,275     4,327,075
                                                         -------------
                                                            10,717,786
                                                         -------------
          HOTELS, RESTAURANTS & LEISURE - 0.7%
          MGM MIRAGE*.......................      65,200     5,478,104
                                                         -------------
          HOUSEHOLD PRODUCTS - 3.8%
          Energizer Holdings, Inc.*.........      49,375     5,536,419
          Procter & Gamble Co. (The)........     329,000    24,155,180
                                                         -------------
                                                            29,691,599
                                                         -------------
          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 2.1%
          Constellation Energy Group, Inc...      60,450     6,197,938
          Mirant Corp.*.....................     169,625     6,611,982
          NRG Energy, Inc.*.................      90,225     3,910,352
                                                         -------------
                                                            16,720,272
                                                         -------------
          INDUSTRIAL CONGLOMERATES - 5.3%
          General Electric Co...............     579,175    21,470,017
          McDermott International, Inc.*....     227,650    13,438,179
          Textron, Inc......................      86,425     6,162,103
                                                         -------------
                                                            41,070,299
                                                         -------------
          INSURANCE - 6.1%
          American International Group, Inc.     202,800    11,823,240
          Assurant, Inc.....................     104,200     6,970,980
          Chubb Corp. (The).................      70,650     3,856,077

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RAINIER LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        INSURANCE - CONTINUED
        Hartford Financial Services Group,
          Inc. (The)..........................     108,675 $   9,475,373
        Principal Financial Group, Inc........      75,725     5,212,909
        Prudential Financial, Inc.............     113,150    10,527,476
                                                           -------------
                                                              47,866,055
                                                           -------------
        INTERNET SOFTWARE & SERVICES - 1.5%
        Google, Inc. - Class A*...............      17,330    11,983,348
                                                           -------------
        IT SERVICES - 0.7%
        Paychex, Inc..........................     146,900     5,320,718
                                                           -------------

        LIFE SCIENCES TOOLS & SERVICES - 0.8%
        Qiagen N.V.*..........................     186,125     3,917,931
        Thermo Fisher Scientific, Inc.*.......      38,550     2,223,564
                                                           -------------
                                                               6,141,495
                                                           -------------
        MACHINERY - 1.3%
        Deere & Co............................      62,250     5,796,720
        Terex Corp.*..........................      72,125     4,729,236
                                                           -------------
                                                              10,525,956
                                                           -------------
        MEDIA - 3.0%
        Comcast Corp. - Class A*..............     360,450     6,581,817
        News Corp. - Class A..................     376,425     7,712,948
        Omnicom Group, Inc....................     197,975     9,409,752
                                                           -------------
                                                              23,704,517
                                                           -------------
        METALS & MINING - 2.7%
        Agnico-Eagle Mines, Ltd...............     103,450     5,651,473
        Alcoa, Inc............................      93,550     3,419,253
        Companhia Vale do Rio Doce (ADR)......     113,625     3,712,129
        Freeport-McMoRan Copper & Gold, Inc. -
          Class B.............................      79,300     8,123,492
                                                           -------------
                                                              20,906,347
                                                           -------------
        MULTILINE RETAIL - 1.5%
        J.C. Penney Co., Inc..................     100,300     4,412,197
        Kohl's Corp.*.........................     150,675     6,900,915
                                                           -------------
                                                              11,313,112
                                                           -------------
        OIL, GAS & CONSUMABLE FUELS - 4.8%
        Devon Energy Corp.....................     145,925    12,974,192
        EnCana Corp...........................      62,000     4,213,520
        Royal Dutch Shell Plc (ADR)...........      83,425     7,024,385
        Total S.A. (ADR)......................     161,050    13,302,730
                                                           -------------
                                                              37,514,827
                                                           -------------
        PAPER & FOREST PRODUCTS - 0.6%
        Weyerhaeuser Co.......................      63,800     4,704,612
                                                           -------------
        PERSONAL PRODUCTS - 0.7%
        Avon Products, Inc....................     143,925     5,689,355
                                                           -------------

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                            SHARES      (NOTE 2)
         --------------------------------------------------------------

         PHARMACEUTICALS - 7.4%
         Abbott Laboratories.................     117,550 $   6,600,432
         Allergan, Inc.......................      77,300     4,965,752
         Barr Pharmaceuticals, Inc.*.........      61,450     3,262,995
         Endo Pharmaceuticals Holdings, Inc.*     115,750     3,087,053
         Merck & Co., Inc....................     276,275    16,054,340
         Novartis AG (ADR)...................     137,200     7,451,332
         Shire Plc (ADR).....................      41,725     2,876,939
         Teva Pharmaceutical Industries, Ltd.
           (ADR).............................     158,250     7,355,460
         Wyeth...............................     130,800     5,780,052
                                                          -------------
                                                             57,434,355
                                                          -------------
         REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.5%
         Annaly Mortgage Management, Inc.
           (REIT)............................     215,725     3,921,881
                                                          -------------

         SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
         ASML Holding N.V. (ADR)*............     144,575     4,523,752
         Intel Corp..........................     397,625    10,600,682
         Intersil Corp. - Class A............     294,375     7,206,300
         National Semiconductor Corp.........     149,925     3,394,302
                                                          -------------
                                                             25,725,036
                                                          -------------
         SOFTWARE - 5.8%
         Adobe Systems, Inc.*................     255,900    10,934,607
         Autodesk, Inc.*.....................     105,200     5,234,752
         Citrix Systems, Inc.*...............     107,625     4,090,826
         Microsoft Corp......................     340,800    12,132,480
         Oracle Corp.*.......................     580,375    13,104,868
                                                          -------------
                                                             45,497,533
                                                          -------------
         SPECIALTY RETAIL - 1.3%
         Abercrombie & Fitch Co. - Class A...      66,875     5,347,994
         TJX Cos., Inc. (The)................     153,400     4,407,182
                                                          -------------
                                                              9,755,176
                                                          -------------
         TEXTILES, APPAREL & LUXURY GOODS - 0.4%
         Coach, Inc.*........................      47,050     1,438,789
         Gildan Activewear, Inc.*............      41,225     1,696,821
                                                          -------------
                                                              3,135,610
                                                          -------------
         WIRELESS TELECOMMUNICATION SERVICES - 0.7%
         America Movil, S.A.B. de
           C.V. (ADR)........................      91,325     5,606,442
                                                          -------------
         Total Common Stocks
         (Cost $743,194,941)                                767,944,108
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RAINIER LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                  PAR           VALUE
       DESCRIPTION                              AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       SHORT-TERM INVESTMENT - 2.1%
       State Street Bank & Trust Co.,
         Repurchase Agreement,
         dated 12/31/07 at 2.600% to be
         repurchased at $16,658,406 on
         01/02/08 collateralized by
         $14,430,000 U.S. Treasury Bond at
         6.000% due 02/15/26 with a value of
         $16,991,325.
         (Cost - $16,656,000)............... $  16,656,000 $  16,656,000
                                                           -------------

       TOTAL INVESTMENTS - 100.6%
       (Cost $759,850,941)                                   784,600,108

       Other Assets and Liabilities (net) - (0.6)%            (4,796,523)
                                                           -------------

       TOTAL NET ASSETS - 100.0%                           $ 779,803,585
                                                           =============

PORTFOLIO FOOTNOTES:

* Non-income producing security
ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

RAINIER LARGE CAP EQUITY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $767,944,108
   Repurchase Agreement                                                    16,656,000
   Cash                                                                           264
   Receivable for investments sold                                          2,012,487
   Receivable for Trust shares sold                                         1,104,577
   Dividends receivable                                                       785,982
   Interest receivable                                                          1,203
   Receivable from investment manager (Note 3)                                     12
                                                                         ------------
     Total assets                                                         788,504,633
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                  8,138,095
     Trust shares redeemed                                                     48,629
     Distribution and services fees--Class B                                    1,140
     Investment advisory fee (Note 3)                                         436,282
     Administration fee                                                         4,066
     Custodian and accounting fees                                              9,800
   Accrued expenses                                                            63,036
                                                                         ------------
   Total liabilities                                                        8,701,048
                                                                         ------------
NET ASSETS                                                               $779,803,585
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $747,301,328
   Accumulated net realized gain                                            7,753,090
   Unrealized appreciation on investments                                  24,749,167
                                                                         ------------
     Total                                                               $779,803,585
                                                                         ============
NET ASSETS
   Class A                                                               $771,833,888
                                                                         ============
   Class B                                                                  7,969,697
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 77,195,659
                                                                         ============
   Class B                                                                    797,181
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      10.00
                                                                         ============
   Class B                                                                      10.00
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $743,194,941

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2007*


RAINIER LARGE CAP EQUITY PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $ 1,249,676
   Interest                                                                   208,890
                                                                          -----------
       Total investment income                                              1,458,566
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           664,775
   Administration fees                                                          6,403
   Custody and accounting fees                                                  9,800
   Distribution fee--Class B                                                    1,285
   Audit                                                                       28,400
   Legal                                                                        5,000
   Trustee fees and expenses                                                    1,839
   Shareholder reporting                                                       35,000
   Insurance                                                                      585
   Organizational expense                                                       2,000
   Other                                                                          300
                                                                          -----------
       Total expenses                                                         755,387
       Less fees waived and expenses reimbursed by the Manager                    (81)
                                                                          -----------
   Net expenses                                                               755,306
                                                                          -----------
   Net investment income                                                      703,260
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS AND FUTURES
CONTRACTS
   Net realized gain on:
       Investments                                                            723,076
       Futures contracts                                                    7,036,701
                                                                          -----------
   Net realized gain on investments and futures contracts                   7,759,777
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                         24,749,167
                                                                          -----------
   Net change in unrealized appreciation on investments                    24,749,167
                                                                          -----------
   Net realized and change in unrealized gain on investments and
       futures contracts                                                   32,508,944
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $33,212,204
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $     1,964
* For the period 11/01/07 (Commencement of operations) through
  12/31/07.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

RAINIER LARGE CAP EQUITY PORTFOLIO
                                                                         Period Ended
                                                                         December 31,
                                                                            2007*
                                                                         ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    703,260
   Net realized gain on investments and futures contracts                   7,759,777
   Net change in unrealized appreciation on investments                    24,749,167
                                                                         ------------
   Net increase in net assets resulting from operations                    33,212,204
                                                                         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (706,157)
     Class B                                                                   (5,075)
                                                                         ------------
   Net decrease in net assets resulting from distributions                   (711,232)
                                                                         ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                              740,540,252
     Class B                                                                8,176,536
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                  706,157
     Class B                                                                    5,075
   Cost of shares repurchased
     Class A                                                               (1,813,175)
     Class B                                                                 (312,232)
                                                                         ------------
   Net increase in net assets from capital share transactions             747,302,613
                                                                         ------------
TOTAL INCREASE IN NET ASSETS                                              779,803,585
   Net assets at beginning of period                                               --
                                                                         ------------
   Net assets at end of period                                           $779,803,585
                                                                         ============
   Net assets at end of period includes undistributed net investment
       income                                                            $         --
                                                                         ============

*  For the period 11/01/2007 (Commencement of operations) through 12/31/2007.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                            CLASS A
RAINIER LARGE CAP EQUITY PORTFOLIO                                       --------------
                                                                         FOR THE PERIOD
                                                                             ENDED
                                                                          DECEMBER 31,
                                                                            2007(B)
                                                                         --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $10.00
                                                                             ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.01 (a)
Net Realized/Unrealized Gain on Investments.............................       0.00 +
                                                                             ------
Total from Investment Operations........................................       0.01
                                                                             ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.01)
Distributions from Net Realized Capital Gains...........................         --
                                                                             ------
Total Distributions.....................................................      (0.01)
                                                                             ------
NET ASSET VALUE, END OF PERIOD..........................................     $10.00
                                                                             ======
TOTAL RETURN                                                                   0.09%
Ratio of Expenses to Average Net Assets.................................       0.75%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.75%*
Ratio of Net Investment Income to Average Net Assets....................       0.71%*
Portfolio Turnover Rate.................................................       11.2%
Net Assets, End of Period (in millions).................................     $771.8

                                                                            CLASS B
                                                                         --------------
                                                                         FOR THE PERIOD
                                                                             ENDED
                                                                          DECEMBER 31,
                                                                            2007(B)
                                                                         --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $10.00
                                                                             ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.00 (a)+
Net Realized/Unrealized Gain on Investments.............................       0.01
                                                                             ------
Total from Investment Operations........................................       0.01
                                                                             ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.01)
Distributions from Net Realized Capital Gains...........................         --
                                                                             ------
Total Distributions.....................................................      (0.01)
                                                                             ------
NET ASSET VALUE, END OF PERIOD..........................................     $10.00
                                                                             ======
TOTAL RETURN                                                                   0.07%
Ratio of Expenses to Average Net Assets.................................       1.02%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       1.04%*
Ratio of Net Investment Income to Average Net Assets....................       0.27%*
Portfolio Turnover Rate.................................................       11.2%
Net Assets, End of Period (in millions).................................     $  8.0

*  Annualized
+  Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--11/01/2007.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Rainier Large Cap Equity Portfolio (commenced operations on November 1, 2007), which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements in conformity have been prepared with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

G. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

H. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Batterymarch Financial Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                     Management Fees
                                    earned by Manager
                                   for the period ended
Portfolio                           December 31, 2007   % per annum   Average Daily Net Assets
---------                          -------------------- ----------- ----------------------------

Rainier Large Cap Equity Portfolio       $664,775          0.700%   First $150 Million

                                                           0.675%   $150 Million to $300 Million

                                                           0.650%   $300 Million to $1 Billion

                                                           0.600%   Over $1 Billion

Metropolitan Life Insurance Company (MLIC) is the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement for the Portfolio is permanent. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                           Maximum Expense Ratio
                                           under current Expense
                                           Limitation Agreement    Expenses
                                           --------------------  Reimbursed in
        Portfolio                          Class A    Class B        2007
        ---------                          -------    -------    -------------

        Rainier Large Cap Equity Portfolio  0.80%      1.05%          $81

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2007 is shown as investment advisory fee waiver in the statement of operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                         Shares Issued               Net Increase
                                   Beginning   Shares   Through Dividend   Shares     in Shares     Ending
                                    Shares      Sold      Reinvestment   Repurchased Outstanding    Shares
-                                  --------- ---------- ---------------- ----------- ------------ ----------

Rainier Large Cap Equity Portfolio

 Class A

 11/01/2007-12/31/2007                --     77,307,414      70,334       (182,089)   77,195,659  77,195,659

 Class B

 11/01/2007-12/31/2007                --        827,835         506        (31,160)      797,181     797,181

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2007 were as follows:

                                             Purchases                        Sales
                                   ------------------------------ ------------------------------
                                   U.S. Government Non-Government U.S. Government Non-Government
                                   --------------- -------------- --------------- --------------

Rainier Large Cap Equity Portfolio       $--        $833,824,430        $--        $84,718,490

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                     Federal       Gross         Gross
                                    Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                              Cost     Appreciation (Depreciation)  Appreciation
---------                          ------------ ------------ -------------- --------------

Rainier Large Cap Equity Portfolio $760,408,008 $36,424,858   $(12,232,758)  $24,192,100

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax characters of distributions paid for the period ended December 31, 2007 was as follows:

                                          Ordinary  Long-Term
                                           Income  Capital Gain  Total
       -                                  -------- ------------ --------
                                            2007       2007      2007
       -                                  -------- ------------ --------

       Rainier Large Cap Equity Portfolio $711,232     $--      $711,232

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                   Undistributed Undistributed     Net
                                     Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                      Income         Gain      Appreciation   and Deferrals       Total
                                   ------------- ------------- ------------ ------------------ -----------

Rainier Large Cap Equity Portfolio  $4,088,136    $4,222,021   $24,192,100         $--         $32,502,257

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


8. RECENT ACCOUNTING PRONOUNCEMENTS

Effective November 1, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2007 tax year remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Rainier Large Cap Equity Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from November 1, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rainier Large Cap Equity Portfolio of Met Investors Series Trust as of December 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the period from November 1, 2007 (commencement of operations) to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007



QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

At a meeting of the Board of Trustees (the "Board") of the Met Investors Series Trust (the "Trust"), held on August 9, 2007, the Trust initially approved the Management Agreement (the "Management Agreement") between the Trust and Met Investors Advisory LLC (the "Manager") with respect to the Rainier Large Cap Equity Portfolio (the "New Portfolio") and an investment advisory agreement relating to the New Portfolio (the "Advisory Agreement") between the Manager and Rainier Investment Management, Inc. (the "Adviser").

The Disinterested Trustees considered all of the factors they believed relevant with respect to the New Portfolio, including: (a) the fairness and reasonableness of the management fee payable to the Manager under the Management Agreement in light of the investment advisory services to be provided, the costs of these services, the profitability of the Manager's relationship with the New Portfolio, and the amount of fees paid compared to the fees paid by other investment companies; (b) the expected nature, quality and extent of the investment advisory services to be provided by the Manager;
(c) the Manger's commitment to the management of the New Portfolio and the maintenance of a broad-based family of funds; and (d) the portfolio management process, personnel, systems, operations and financial condition of the Manager.

THE MANAGEMENT AGREEMENT

In approving the Management Agreement with the Manager with respect to the New Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the New Portfolio by the Manager; (2) the performance of comparable funds managed by the Manager as compared to a peer group and an appropriate index;
(3) the Manager's personnel and operations; (4) the Manager's financial condition; (5) the level and method of computing the New Portfolio's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on the New Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the New Portfolio by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by an independent third party consultant, which provided a statistical analysis comparing the New Portfolio's proposed investment performance, expenses, and fees to comparable variable annuity portfolios.

The Board, in examining the nature and quality of the services to be provided by the Manager to the New Portfolio, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the New Portfolio, including the selection of the Adviser for the New Portfolio and oversight of the Adviser's compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the New Portfolio. Based on its consideration and review of the foregoing information, the Board determined that the New Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

The Board also evaluated the expertise and performance of the personnel who would be overseeing the Adviser, and compliance with the New Portfolio's investment restrictions, tax and other requirements.

The Board gave substantial consideration to the proposed fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the New Portfolio, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Adviser. The Board also examined the fees to be paid by the New Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the New Portfolio's fee. The Board noted that the total expense ratio was below the median of the peer group for the New Portfolio selected by an independent third party. The Board also noted the Manager's commitment to the expense limitation agreement with the New Portfolio. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees to be paid to the Manager with respect to the New Portfolio was fair and reasonable. The Board also concluded that the Manager's level of profitability from its relationship with the New Portfolio was reasonable.

The Board noted that the management fee schedule for the New Portfolio contains breakpoints that reduce the fee rate on assets above specified levels. The Board considered the effective fees under the Management Agreement as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the New Portfolio grow. The Board also noted that if the New Portfolio's assets increase over time, the New Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fees out of the management fees it receives from the New Portfolio.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of the New Portfolio. The Board also reviewed a separate report prepared by a third party consultant which provided a statistical analysis comparing the New Portfolio's proposed investment performance, expenses, and fees to comparable variable annuity portfolios. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent legal counsel, approved the Management Agreement with respect to the New Portfolio.

THE ADVISORY AGREEMENT

The Board of Trustees approved the Advisory Agreement between the Manager and the Adviser based on a number of factors relating to the Adviser's ability to perform under the Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with comparable funds; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; and the Adviser's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process.

The Board gave substantial consideration to the fees to be paid under the Advisory Agreement. In this connection, the Board evaluated the Adviser's anticipated costs and profitability (to the extent practicable) in serving as an Adviser to the New Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to the Adviser in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. After comparing the proposed fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Adviser, the Board concluded that the fee to be paid the Adviser with respect to the New Portfolio was fair and reasonable.

The Board also noted that the Adviser may engage in soft dollar transactions for proprietary research or brokerage services. While the Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. The Board noted that the Adviser must select brokers who met the Trust's requirements for best execution. The Board concluded that the benefits accruing to the Adviser by virtue of the Adviser's relationship with the New Portfolio are fair and reasonable.

In approving the Advisory Agreement, the Board especially reviewed the Adviser's management style and performance record with comparable funds. The Board noted that the Rainier Large Cap Equity Fund, a retail mutual fund also advised by the Adviser, has substantially similar investment objectives, policies, and strategies as the New Portfolio. As of June 30, 2007, the Rainier Large Cap Equity Fund had outperformed both the Russell 1000 Index and Russell 1000 Growth Index over the one-, three-, five- and ten-year periods, and had generally strong performance since its inception.

In considering the profitability that the Adviser will experience as a result of its relationship with the New Portfolio, the Board noted that the fees under the Advisory Agreement would be paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the profitability to the Adviser from its relationship with the New Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the New Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the New Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and the Adviser was in the best interests of the New Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Adviser with comparable funds, the Board (including a majority of Disinterested Trustees) determined approval of the Advisory Agreement was in the best interests of the New Portfolio.

                          MET INVESTORS SERIES TRUST


                           RCM Technology Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
RCM TECHNOLOGY PORTFOLIO                            FOR THE YEAR ENDED 12/31/07
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

For the year ended December 31, 2007, the Portfolio returned of 31.67%, 31.52% and 31.78% for Class A, B and E Shares, respectively, versus 5.49% for the broad benchmark as defined as the S&P 500(R) Index/1/. The Portfolio outperformed the primary style benchmark, the NASDAQ Composite Index/2/ and Goldman Sachs Technology Index/3/ which returned 10.81% and 16.94%, respectively.

PORTFOLIO REVIEW

Our performance was helped by underweighting technology companies associated with corporate spending and overweighting those associated with some of the exciting consumer technology products. Winning stocks within these themes included gaming stocks, smart phone manufacturers, and consumer internet companies. We were also helped by our holdings in the Chinese media and internet stocks. Our broad definition of technology also benefited us as we owned a large weighting in solar energy stocks; these companies did well as the demand for their products accelerated in Europe throughout 2007.

Detractors to performance in 2007 included many of the enterprise companies that we did own, thinking we could pick those companies that would do well through product cycles and innovation. Although this strategy worked for certain periods during 2007, for the year as a whole it did not as several of our communication holdings declined significantly because of the comments in November about weakening orders from the large communications suppliers. These comments indicated that the economic slowdown was spreading to the technology sector and caused a downdraft in the stocks of most of the technology companies.

MARKET ENVIRONMENT/CONDITIONS

The first half of 2007 began with investors concerned about the economy. As the second quarter progressed, investors became more enthusiastic about the large technology stocks, and by the third quarter, this optimism had spread to the mid-cap, higher-growth companies that we focus on in the Portfolio. As the year ended, investors were again becoming concerned about the US and world economy, as the financial sector came under increasing stress associated with buyout and mortgage financing that had been done without proper risk controls.

CURRENT OUTLOOK/STRATEGY

We believe the US economy is likely entering a recession and that investors are in the process of reducing their expectations for company earnings in 2008. Most technology companies probably met expectations in the fourth quarter, and they will be reluctant to give too dire a forecast until they see their business decline. The majority of companies that we talk with through our Grassroots surveys are just starting to tighten budgets, so this process of reducing expectations should last at least a quarter. As expectations are lowered for 2008, we would expect stocks to continue to trend lower.

Although technology companies have many favorable factors, we expect them also to temper expectations during the first part of 2008. Unlike in prior US recessions, many of the large technology companies may actually meet these lowered expectations, due to the lack of strong spending in recent years and because many projects have a rapid cash payback and the weak dollar provides a nice benefit. On the consumer side, there are still several high growth areas like gaming and smart phones, but again expectations may have to be reduced because the US consumer is under significant stress. So 2008 will start as a difficult year.

However, as the year continues, we believe the business outside the US could remain solid, and for most technology companies this is growing in importance. Valuations are not high by historical standards, and most technology companies are generating cash and using it to buy back their stock. So we think there will be significant gains in the second part of the year, as business proves to be more resilient than feared, and investors look forward to a period of recovery in 2009.

There are areas that should do well in 2008, including the Chinese media and internet companies that are anticipating the Beijing Olympics and the emergence of a strong consumer economy in that country. Energy conservation and solar should also be high growth areas in 2008.

In summary, we are hopeful that the slowdown will set a base for strong growth in future years.

HUACHEN CHEN,
CFA, Senior Portfolio Manager
WALTER C. PRICE, JR.,
CFA, Senior Analyst, Portfolio Manager
RCM CAPITAL MANAGEMENT, INC

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------
/1/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/ The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Goldman Sachs Technology Index is a modified capitalization-weighted index of selected technology stocks. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RCM TECHNOLOGY PORTFOLIO                            FOR THE YEAR ENDED 12/31/07
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Microsoft Corp.                   7.53%
                   ------------------------------------------
                   Intel Corp.                       5.70%
                   ------------------------------------------
                   Apple, Inc.                       5.06%
                   ------------------------------------------
                   Google, Inc.--Class A             4.75%
                   ------------------------------------------
                   NVIDIA Corp.                      4.26%
                   ------------------------------------------
                   Cisco Systems, Inc.               4.08%
                   ------------------------------------------
                   Salesforce.com, Inc.              3.51%
                   ------------------------------------------
                   Activision, Inc.                  3.28%
                   ------------------------------------------
                   Focus Media Holding, Ltd. (ADR)   3.09%
                   ------------------------------------------
                   Tencent Holdings, Ltd.            3.08%
                   ------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Technology                                    47.6%
Communications                                33.8%
Energy                                         7.3%
Industrials                                    3.6%
Basic Materials                                3.6%
Cyclical                                       3.3%
Investment Company Securities                  0.8%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RCM TECHNOLOGY PORTFOLIO                            FOR THE YEAR ENDED 12/31/07
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

                      RCM TECHNOLOGY PORTFOLIO MANAGED BY
RCM CAPITAL MANAGEMENT LLC VS. NASDAQ COMPOSITE INDEX/1/ AND S&P 500(R) INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

                  Fund       S&P 500      NASDAQ
                  ----       -------      ------
  2/12/2001     $10,000     $10,000      $10,000
  12/31/2001      6,160       8,509        7,120
  12/31/2002      3,040       6,628        4,903
  12/31/2003      4,790       8,531        7,401
  12/31/2004      4,584       9,458        8,078
  12/31/2005      5,089       9,923        8,249
  12/31/2006      5,362       11,491       9,107
  12/31/2007      7,052       12,122      10,092



    -----------------------------------------------------------------
                                        Average Annual Return/3/
                                     (for the year ended 12/31/07)
    -----------------------------------------------------------------
                                                            Since
                                    1 Year 3 Year 5 Year Inception/4/
    -----------------------------------------------------------------
    RCM Technology
    Portfolio--Class A              31.67% 15.64% 18.50%   -1.78%
--        Class B                   31.52% 15.43% 18.32%   -4.95%
          Class E                   31.78% 15.57% 18.38%    5.03%
    -----------------------------------------------------------------
- - NASDAQ Composite Index/1/       10.81%  7.70% 15.53%    0.12%
    -----------------------------------------------------------------
--  S&P 500(R) Index/2/              5.49%  8.62% 12.83%    2.82%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
RCM TECHNOLOGY PORTFOLIO                    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,188.20        $5.41
  Hypothetical (5% return before expenses)     1,000.00      1,020.27         4.99
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,189.40        $7.17
  Hypothetical (5% return before expenses)     1,000.00      1,018.65         6.61
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $1,190.10        $6.68
  Hypothetical (5% return before expenses)     1,000.00      1,019.11         6.16
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.98%, 1.30%, and 1.20% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
RCM TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 89.8%
         CHEMICALS - 3.3%
         Monsanto Co..........................   49,398   $ 5,517,262
         Wacker Chemie AG.....................    9,402     2,692,717
                                                          -----------
                                                            8,209,979
                                                          -----------
         COMMUNICATIONS EQUIPMENT - 13.1%
         Cisco Systems, Inc.*.................  380,290    10,294,450
         Foundry Networks, Inc.*..............  282,960     4,957,459
         Juniper Networks, Inc.*(a)...........   39,496     1,311,267
         Nokia Oyj (ADR)......................  136,145     5,226,607
         QUALCOMM, Inc........................  164,565     6,475,633
         Research In Motion, Ltd.*............   33,473     3,795,838
         Telefonaktiebolaget LM Ericsson (ADR)   42,036       981,541
                                                          -----------
                                                           33,042,795
                                                          -----------
         COMPUTERS & PERIPHERALS - 10.4%
         Apple, Inc.*.........................   64,410    12,758,333
         EMC Corp.*...........................  250,796     4,647,250
         Hewlett-Packard Co...................  111,770     5,642,149
         Network Appliance, Inc.*.............   81,155     2,025,629
         SanDisk Corp.*.......................   39,099     1,296,914
                                                          -----------
                                                           26,370,275
                                                          -----------
         DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
         Telefonica S.A.......................    6,520       636,287
                                                          -----------
         ELECTRICAL EQUIPMENT - 9.0%
         ABB, Ltd.............................  208,405     6,003,683
         First Solar, Inc.*(a)................   23,453     6,265,234
         Q-Cells AG*..........................   10,965     1,536,151
         Sunpower Corp. - Class A*(a).........   38,866     5,067,738
         Suntech Power Holdings Co., Ltd.
           (ADR)*(a)..........................   46,120     3,796,598
                                                          -----------
                                                           22,669,404
                                                          -----------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
         Nidec Corp...........................   24,675     1,831,640
                                                          -----------
         ENERGY EQUIPMENT & SERVICES - 0.2%
         Cameron International Corp.*.........    2,250       108,292
         National-Oilwell Varco, Inc.*........    1,126        82,716
         Schlumberger, Ltd....................    1,126       110,765
         Tenaris S.A. (ADR)...................    1,127        50,411
         Weatherford International, Ltd.*.....    1,124        77,106
                                                          -----------
                                                              429,290
                                                          -----------
         HEALTH CARE TECHNOLOGY - 1.5%
         Cerner Corp.*........................   65,109     3,672,148
                                                          -----------
         HOTELS, RESTAURANTS & LEISURE - 0.4%
         Ctrip.com International, Ltd. (ADR)..   19,540     1,122,964
                                                          -----------

         HOUSEHOLD DURABLES - 0.1%
         TomTom N.V.*.........................    3,318       247,611
                                                          -----------

        ------------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ------------------------------------------------------------------
        INDUSTRIAL CONGLOMERATES - 0.2%
        Koninklijke (Royal) Philips Electronics
          N.V..................................    12,065  $    515,779
                                                           ------------
        INTERNET SOFTWARE & SERVICES - 9.4%
        Baidu.com (ADR)*.......................    10,325     4,030,777
        Google, Inc. - Class A*................    17,334    11,986,114
        Tencent Holdings, Ltd.................. 1,025,769     7,761,578
                                                           ------------
                                                             23,778,469
                                                           ------------
        IT SERVICES - 0.8%
        Cognizant Technology Solutions Corp. -
          Class A*.............................    59,165     2,008,060
                                                           ------------
        MEDIA - 3.1%
        Focus Media Holding, Ltd. (ADR)*.......   137,240     7,796,604
                                                           ------------
        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 13.3%
        Intel Corp.............................   539,165    14,374,139
        MEMC Electronic Materials, Inc.*.......    21,228     1,878,466
        NVIDIA Corp.*..........................   316,015    10,750,830
        ON Semiconductor Corp.*(a).............   211,535     1,878,431
        Taiwan Semiconductor Manufacturing Co.,
          Ltd. (ADR)...........................   453,470     4,516,561
        Veeco Instruments, Inc.*(a)............     6,779       113,209
                                                           ------------
                                                             33,511,636
                                                           ------------
        SOFTWARE - 21.3%
        Activision, Inc.*......................   278,440     8,269,668
        Autodesk, Inc.*........................    86,607     4,309,564
        McAfee, Inc.*..........................   142,084     5,328,150
        Microsoft Corp.........................   533,785    19,002,746
        Nintendo Co., Ltd......................     9,855     5,982,905
        Perfect World Co., Ltd.*(a)............    49,421     1,377,858
        Salesforce.com, Inc.*(a)...............   141,405     8,864,679
        VMware, Inc. - Class A*(a).............     5,825       495,067
                                                           ------------
                                                             53,630,637
                                                           ------------
        SPECIALTY RETAIL - 0.7%
        GameStop Corp. - Class A*(a)...........    28,406     1,764,297
                                                           ------------
        WIRELESS TELECOMMUNICATION SERVICES - 2.1%
        NII Holdings, Inc.*....................    95,990     4,638,236
        Vodafone Group Plc.....................    15,815       590,216
                                                           ------------
                                                              5,228,452
                                                           ------------
        Total Common Stocks
        (Cost $196,122,055)                                 226,466,327
                                                           ------------
        INVESTMENT COMPANY SECURITY - 1.5%
        PowerShares QQQ(a)
          (Cost - $3,858,146)..................    75,745     3,881,174
                                                           ------------
        WARRANT - 0.7%
        Bharti Airtel, Ltd., Expire 11/15/11*
          (144A)(b)
          (Cost - $1,492,136)..................    66,808     1,685,566
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 20.8%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/07 at 2.600%
        to be repurchased at $28,878,171 on
        01/02/08 collateralized by
        $29,090,000 FNMA at 4.250% due
        05/15/09 with a value of
        $29,452,520............................ $28,874,000  $ 28,874,000
      State Street Navigator Securities Lending
        Prime Portfolio(c).....................  23,610,321    23,610,321
                                                             ------------
      Total Short-Term Investments
      (Cost $52,484,321)                                       52,484,321
                                                             ------------

      TOTAL INVESTMENTS - 112.8%
      (Cost $253,956,658)                                     284,517,388

      Other Assets and Liabilities (net) - (12.8)%            (32,232,436)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $252,284,952
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $1,685,566 of net assets.
(c) Represents investment of collateral received from securities lending transactions.
ADR - American Depositary Receipt
FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

RCM TECHNOLOGY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $232,033,067
   Repurchase Agreement                                                    28,874,000
   Cash                                                                           739
   Cash denominated in foreign currencies**                                         5
   Collateral for securities on loan                                       23,610,321
   Receivable for Trust shares sold                                           497,291
   Dividends receivable                                                        40,106
   Interest receivable                                                          2,085
                                                                         ------------
     Total assets                                                         285,057,614
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                  7,978,689
     Trust shares redeemed                                                    746,321
     Distribution and services fees--Class B                                   33,046
     Distribution and services fees--Class E                                    3,387
     Collateral for securities on loan                                     23,610,321
     Investment advisory fee (Note 3)                                         183,333
     Administration fee                                                         1,493
     Custodian and accounting fees                                             99,317
   Accrued expenses                                                           116,755
                                                                         ------------
     Total liabilities                                                     32,772,662
                                                                         ------------
NET ASSETS                                                               $252,284,952
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $143,545,715
   Accumulated net realized gain                                           52,751,219
   Unrealized appreciation on investments and foreign currency             30,561,564
   Undistributed net investment income                                     25,426,454
                                                                         ------------
     Total                                                               $252,284,952
                                                                         ============
NET ASSETS
   Class A                                                               $ 64,830,186
                                                                         ============
   Class B                                                                160,370,371
                                                                         ============
   Class E                                                                 27,084,395
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  9,503,388
                                                                         ============
   Class B                                                                 23,872,419
                                                                         ============
   Class E                                                                  4,007,295
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $       6.82
                                                                         ============
   Class B                                                                       6.72
                                                                         ============
   Class E                                                                       6.76
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements and Securities
  Lending                                                                $201,472,337
**Cost of cash denominated in foreign currencies                                    5

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

RCM TECHNOLOGY PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                                                   $ 1,285,391
   Interest (2)                                                                                      1,006,527
                                                                                                   -----------
       Total investment income                                                                       2,291,918
                                                                                                   -----------
EXPENSES:
   Investment advisory fee (Note 3)                                                                  2,727,184
   Administration fees                                                                                  23,538
   Custody and accounting fees                                                                          72,972
   Distribution fee--Class B                                                                           265,500
   Distribution fee--Class E                                                                            27,504
   Transfer agent fees                                                                                  13,393
   Audit                                                                                                29,539
   Legal                                                                                                19,630
   Trustee fees and expenses                                                                            16,059
   Shareholder reporting                                                                               165,056
   Insurance                                                                                             3,662
   Other                                                                                                 5,868
                                                                                                   -----------
       Total expenses                                                                                3,369,905
       Less broker commission recapture                                                                (86,504)
                                                                                                   -----------
   Net expenses                                                                                      3,283,401
                                                                                                   -----------
   Net investment loss                                                                                (991,483)
                                                                                                   -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS
CONTRACTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                                                  91,084,083
       Futures contracts                                                                            (7,722,392)
       Options contracts                                                                               461,421
       Foreign currency                                                                                (48,727)
                                                                                                   -----------
   Net realized gain on investments, futures contracts, options contracts and foreign currency      83,774,385
                                                                                                   -----------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                                                  (2,984,336)
       Foreign currency                                                                                    834
                                                                                                   -----------
   Net change in unrealized depreciation on investments and foreign currency                        (2,983,502)
                                                                                                   -----------
   Net realized and change in unrealized gain on investments, futures contracts, options
       contracts and foreign currency                                                               80,790,883
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $79,799,400
                                                                                                   ===========

---------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                                         $    81,829
(2)Interest income includes securities lending income of:                                              247,164

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

RCM TECHNOLOGY PORTFOLIO
                                                                                                   Year Ended    Year Ended
                                                                                                  December 31,  December 31,
                                                                                                      2007          2006
                                                                                                 -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment loss                                                                          $    (991,483) $ (1,738,506)
    Net realized gain on investments, futures contracts, options contracts and foreign currency     83,774,385    19,050,137
    Net change in unrealized depreciation on investments and foreign currency                       (2,983,502)     (983,136)
                                                                                                 -------------  ------------
    Net increase in net assets resulting from operations                                            79,799,400    16,328,495
                                                                                                 -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized gains
     Class A                                                                                        (7,555,464)           --
     Class B                                                                                        (3,580,530)           --
     Class E                                                                                          (606,662)           --
                                                                                                 -------------  ------------
    Net decrease in net assets resulting from distributions                                        (11,742,656)           --
                                                                                                 -------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                                        83,702,395    63,546,281
     Class B                                                                                        81,041,591    19,096,597
     Class E                                                                                        12,489,348     2,163,845
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                                         7,555,464            --
     Class B                                                                                         3,580,530            --
     Class E                                                                                           606,662            --
    Cost of shares repurchased
     Class A                                                                                      (249,673,179)  (19,286,994)
     Class B                                                                                       (41,470,792)  (18,099,160)
     Class E                                                                                        (6,950,494)   (4,833,335)
                                                                                                 -------------  ------------
    Net increase (decrease) in net assets from capital share transactions                         (109,118,475)   42,587,234
                                                                                                 -------------  ------------
TOTAL INCREASE IN NET ASSETS                                                                       (41,061,731)   58,915,729
    Net assets at beginning of period                                                              293,346,683   234,430,954
                                                                                                 -------------  ------------
    Net assets at end of period                                                                  $ 252,284,952  $293,346,683
                                                                                                 =============  ============
    Net assets at end of period includes undistributed net investment income                     $  25,426,454  $         --
                                                                                                 =============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR
ENDED:

                                                                 CLASS A
RCM TECHNOLOGY PORTFOLIO                 ---------------------------------------------------
                                                    FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------
                                            2007       2006        2005       2004       2003
                                         ------     ------      ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.... $ 5.39     $ 5.11      $ 4.62     $ 4.83     $ 3.06
                                         ------     ------      ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss.....................  (0.01)(a)  (0.03)(a)   (0.03)(a)  (0.02)(a)  (0.04)(a)
Net Realized/Unrealized Gain (Loss) on
  Investments...........................   1.66       0.31        0.56      (0.19)      1.81
                                         ------     ------      ------     ------     ------
Total from Investment Operations........   1.65       0.28        0.53      (0.21)      1.77
                                         ------     ------      ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....     --         --          --         --         --
Distributions from Net Realized Capital
  Gains.................................  (0.22)        --       (0.04)     (0.00) +      --
                                         ------     ------      ------     ------     ------
Total Distributions.....................  (0.22)        --       (0.04)     (0.00) +      --
                                         ------     ------      ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......... $ 6.82     $ 5.39      $ 5.11     $ 4.62     $ 4.83
                                         ======     ======      ======     ======     ======
TOTAL RETURN                              31.67 %     5.48 %     11.35 %    (4.28)%    57.84 %
Ratio of Expenses to Average Net
  Assets**..............................   0.95 %     1.02 %      1.10 %     0.96 %     1.10 %
Ratio of Expenses to Average Net Assets
  After Broker Rebates**................    N/A        N/A         N/A        N/A       1.04 %
Ratio of Expenses to Average Net Assets
  Before Reimbursement and Rebates......   0.97 %     1.06 %(b)   1.19 %      N/A       1.26 %
Ratio of Net Investment Loss to Average
  Net Assets............................  (0.20)%    (0.57)%     (0.69)%    (0.45)%    (0.89)%
Portfolio Turnover Rate.................  206.8 %    265.0 %     290.7 %    173.0 %    313.0 %
Net Assets, End of Period (in millions). $ 64.8     $184.8      $129.3     $ 81.8     $ 47.2

                                                                 CLASS B
                                         ---------------------------------------------------
                                                    FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------
                                            2007       2006        2005       2004       2003
                                         ------     ------      ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.... $ 5.32     $ 5.05      $ 4.58     $ 4.79     $ 3.04
                                         ------     ------      ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss.....................  (0.03)(a)  (0.04)(a)   (0.04)(a)  (0.02)(a)  (0.05)(a)
Net Realized/Unrealized Gain (Loss) on
  Investments...........................   1.65       0.31        0.55      (0.19)      1.80
                                         ------     ------      ------     ------     ------
Total from Investment Operations........   1.62       0.27        0.51      (0.21)      1.75
                                         ------     ------      ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....     --         --          --         --         --
Distributions from Net Realized Capital
  Gains.................................  (0.22)        --       (0.04)     (0.00) +      --
                                         ------     ------      ------     ------     ------
Total Distributions.....................  (0.22)        --       (0.04)     (0.00) +      --
                                         ------     ------      ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......... $ 6.72     $ 5.32      $ 5.05     $ 4.58     $ 4.79
                                         ======     ======      ======     ======     ======
TOTAL RETURN                              31.52 %     5.35 %     11.01 %    (4.31)%    57.57 %
Ratio of Expenses to Average Net
  Assets**..............................   1.24 %     1.28 %      1.35 %     1.21 %     1.35 %
Ratio of Expenses to Average Net Assets
  After Broker Rebates**................    N/A        N/A         N/A        N/A       1.29 %
Ratio of Expenses to Average Net Assets
  Before Reimbursement and Rebates......   1.27 %     1.31 %(b)   1.44 %      N/A       1.52 %
Ratio of Net Investment Income Loss to
  Average Net Assets....................  (0.51)%    (0.83)%     (0.95)%    (0.57)%    (1.14)%
Portfolio Turnover Rate.................  206.8 %    265.0 %     290.7 %    173.0 %    313.0 %
Net Assets, End of Period (in millions). $160.4     $ 91.9      $ 86.5     $100.2     $ 64.8

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR
ENDED:

                                                                 CLASS E
RCM TECHNOLOGY PORTFOLIO                 ---------------------------------------------------
                                                    FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------
                                            2007       2006        2005       2004       2003
                                         ------     ------      ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.... $ 5.34     $ 5.07      $ 4.59     $ 4.80     $ 3.05
                                         ------     ------      ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss.....................  (0.03)(a)  (0.04)(a)   (0.04)(a)  (0.02)(a)  (0.05)(a)
Net Realized/Unrealized Gain (Loss) on
  Investments...........................   1.67       0.31        0.56      (0.19)      1.80
                                         ------     ------      ------     ------     ------
Total from Investment Operations........   1.64       0.27        0.52      (0.21)      1.75
                                         ------     ------      ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....     --         --          --         --         --
Distributions from Net Realized Capital
  Gains.................................  (0.22)        --       (0.04)     (0.00)+       --
                                         ------     ------      ------     ------     ------
Total Distributions.....................  (0.22)        --       (0.04)     (0.00)+       --
                                         ------     ------      ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......... $ 6.76     $ 5.34      $ 5.07     $ 4.59     $ 4.80
                                         ======     ======      ======     ======     ======
TOTAL RETURN                              31.78 %     5.33 %     11.21 %    (4.30)%    57.88 %
Ratio of Expenses to Average Net
  Assets**..............................   1.14 %     1.18 %      1.25 %     1.10 %     1.25 %
Ratio of Expenses to Average Net Assets
  After Broker Rebates**................    N/A        N/A         N/A        N/A       1.22 %
Ratio of Expenses to Average Net Assets
  Before Reimbursement and Rebates......   1.18 %     1.21 %(b)   1.34 %      N/A       1.37 %
Ratio of Net Investment Loss to Average
  Net Assets............................  (0.42)%    (0.74)%     (0.85)%    (0.55)%    (1.07)%
Portfolio Turnover Rate.................  206.8 %    265.0 %     290.7 %    173.0 %    313.0 %
Net Assets, End of Period (in millions). $ 27.1     $ 16.7      $ 18.6     $ 20.3     $ 15.5

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is RCM Technology Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

G. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

H. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

J. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

K. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

L. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with RCM Capital Management LLC (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                          Management Fees
                         earned by Manager
                         for the year ended
Portfolio                December 31, 2007  % per annum Average Daily Net Assets
---------                ------------------ ----------- ------------------------

RCM Technology Portfolio     $2,727,184        0.88%    First $500 Million

                                               0.85%    Over $500 Million

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                          Maximum Expense Ratio
                                          under current Expense
                                          Limitation Agreement
                                         ----------------------
                Portfolio                Class A Class B Class E
                ---------                ------- ------- -------

                RCM Technology Portfolio  1.10%   1.35%   1.25%

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                Shares Issued              Net Increase
                                                   Through                  (Decrease)
                          Beginning    Shares     Dividend      Shares      in Shares     Ending
                           Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
-                         ---------- ---------- ------------- -----------  ------------ ----------

 RCM Technology Portfolio

 Class A

 12/31/2007               34,305,469 13,975,272   1,425,559   (40,202,912) (24,802,081)  9,503,388
 12/31/2006               25,295,337 12,779,536          --    (3,769,404)   9,010,132  34,305,469

 Class B

 12/31/2007               17,282,279 12,959,853     685,925    (7,055,638)   6,590,140  23,872,419
 12/31/2006               17,112,023  3,759,488          --    (3,589,232)     170,256  17,282,279

 Class E

 12/31/2007                3,120,605  1,969,544     115,555    (1,198,409)     886,690   4,007,295
 12/31/2006                3,667,912    421,844          --      (969,151)    (547,307)  3,120,605

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                   Purchases                        Sales
                         ------------------------------ ------------------------------
                         U.S. Government Non-Government U.S. Government Non-Government
                         --------------- -------------- --------------- --------------

RCM Technology Portfolio       $--        $592,403,469        $--        $726,341,572

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                           Federal       Gross         Gross
                          Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                    Cost     Appreciation (Depreciation)  Appreciation
---------                ------------ ------------ -------------- --------------

RCM Technology Portfolio $258,010,418 $29,940,994   $(3,434,024)   $26,506,970

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                          Value of    Value of
                              Value of      Cash      Non-Cash     Total
                             Securities  Collateral  Collateral* Collateral
                             ----------- ----------- ----------- -----------

    RCM Technology Portfolio $23,097,344 $23,610,321     $--     $23,610,321

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                            Ordinary Income Long-Term Capital Gain      Total
                            --------------- ---------------------- ----------------
                               2007    2006    2007        2006       2007     2006
                            ---------- ----   ----------   ----    ----------- ----

   RCM Technology Portfolio $5,171,767 $--  $6,570,889     $--     $11,742,656 $--

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                         Undistributed Undistributed     Net
                           Ordinary      Long-Term    Unrealized  Loss Carryforwards
                            Income         Gain      Appreciation   and Deferrals       Total
                         ------------- ------------- ------------ ------------------ ------------

RCM Technology Portfolio  $71,606,863   $10,624,570  $26,507,804         $--         $108,739,237

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the RCM Technology Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RCM Technology Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment
                                                         Advisors Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with RCM Capital Management LLC (the "RCM Adviser") for investment advisory services in connection with the investment management for the RCM Technology Portfolio ("RCM Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the RCM Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the RCM Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the RCM Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance of the RCM Portfolio for the one-, three- and five-year periods ending July 31, 2007 within its performance universe. The Board took into account that the RCM Portfolio ranked above the median of its performance universe for each period. The Board considered the analysis provided in the B-M Report demonstrating that the RCM Portfolio ranked below the Nasdaq Composite benchmark return for the five-year period and above the Nasdaq Composite benchmark return for both the one- and three-year periods. The Board also considered that the RCM Portfolio outperformed its Morningstar Specialty-Technology category for the one-year period ending June 30, 2007, and was below its Morningstar Specialty-Technology category for both the three- and five-year periods. The Board noted that performance has significantly improved since the change in portfolio manager effective January of 2005. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the RCM Portfolio's performance was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fee and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds ("expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the RCM Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the RCM Portfolio's total expenses exclusive of 12b-1 fees were above both the expense group median and the expense universe median, and below the sub-advised expense universe median. The Board also noted that the RCM Portfolio's actual management fees were above the medians of the expense group and expense universe and below the median of the sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the RCM Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the RCM Portfolio's contractual management fees were above the normalized median of the expense group at the RCM Portfolio's current size. The Board considered that the relatively small asset size of the RCM Portfolio results in a higher relative fee structure. The Board also noted that management had implemented a fee reduction effective January 1, 2007. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the RCM Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the RCM Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the RCM Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the RCM Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the RCM Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the RCM Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the RCM Adviser's ability to perform under its Advisory Agreement. These factors included: the RCM Adviser's financial condition; the RCM Adviser's current level of staffing and its overall resources, as well as its compensation program; the RCM Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the RCM Adviser's management style and performance record with respect to the RCM Portfolio; and the RCM Portfolio's performance record. With respect to the RCM Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the RCM Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the RCM Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the RCM Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the RCM Adviser's investment process and philosophy. The Board considered that the RCM Adviser's responsibilities include the development and maintenance of an investment program for the RCM Portfolio which is consistent with the RCM Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the RCM Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the RCM Portfolio's advisory fees based on comparative fee and expense information and other factors, including the RCM Adviser's estimated profitability from its relationship with the RCM Portfolio as described below and possible economies of scale. With respect to the RCM Portfolio, the Board also compared the subadvisory fees paid to fees charged by the RCM Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the RCM Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the RCM Adviser of its relationship with the RCM Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received portfolio specific data with regard to the profitability of the RCM Portfolio. The Board analyzed the reasonableness of the profitability of the RCM Adviser and found no indication of excessive profitability. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the RCM Adviser and its affiliates by virtue of the RCM Adviser's relationship to the RCM Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the RCM Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Adviser, the Board determined approval of the Advisory Agreement for the RCM Portfolio was in the best interests of the RCM Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the RCM Portfolio.

                          MET INVESTORS SERIES TRUST


                            Strategic Conservative
                               Growth Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO             FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW

The market environment of 2007 was one of contrasts. On the heels of strong market performance in 2006, investors began this year full of optimism. Global markets, continuing the trend from previous years, progressed markedly through the first half of 2007. However, a relatively obscure part of the credit markets began to unravel in February and weighed heavily on markets for the remainder of the year. The turmoil from subprime lending and declining economic growth highlighted the downside risks to the U.S. economy. After several years of markets trending steadily upward, volatility increased dramatically. The Dow and S&P 500 oscillated between record highs and steep pull-backs, often within a few days. Investor risk appetites waned, and periods of little to no liquidity appeared in fixed income markets. This prompted action from the Federal Reserve, which increased its activities of providing funds to the market and also lowered the Federal Funds Rate by a total of 100 basis points. While most broad market indices delivered respectable returns for the full year, there were large diversions among different areas of the economy. Financial institutions were the worst performing area as they took massive write-offs from their heavy exposure to the mortgage markets. Firms in the consumer discretionary sector also fared poorly on expectations of decreasing consumption as many consumers face higher housing and energy costs. There were some positive trends that emerged. A weakening dollar combined with continued growth in foreign economies created strong demand for U.S. exports. Companies that were relatively immune from problems in the credit markets and had substantial foreign sales generally had a strong year.

PORTFOLIO OVERVIEW

For the 12-month period ended December 31, 2007, the Portfolio (Class B) returned 7.94%. The Portfolio outperformed its blended benchmark/1/, which returned 6.74%. From an asset allocation perspective, the Portfolio was structured similar to its benchmark with the outperformance attributable to individual account selection. Large-cap equities were the biggest contributors to performance delivering over 300 basis points of absolute performance. Although the large-cap value managers Davis Venture Value Portfolio underperformed the broad S&P 500(R) Index, it delivered positive absolute returns that handily beat the value component of that index. After lagging earlier in the year, the fixed income component performed well, driven by a 7.56% from PIMCO Total Return Portfolio. The single largest contributor to performance was MFS(R) Emerging Markets Equity Portfolio, which returned 36.62% for the year. The worst performing area was domestic mid-cap equities. Although, Neuberger Berman Midcap Value Portfolio and FI Midcap Opportunities Portfolio delivered positive returns, they lagged the broad S&P 400(R) Midcap Index.

OUTLOOK

Our analysis of recent data indicates an increased potential for recession in the U.S. economy. This outlook is based in part on continued weakness in the housing market, higher energy prices, and declining consumer confidence. This combination of events could have a significant negative impact on economic activity. We continue to favor larger capitalization stocks. This area has attractive valuations and a great potential to grow earnings. The ability to take advantage of the interest rate environment by refinancing debt puts these companies in a stronger position to face economic uncertainty. With regard to sector allocation, we maintain an overweight to the more defensive areas of consumer staples and healthcare. We see potential weakness in consumer discretionary and materials and recommend below benchmark exposure to these sectors. Continued exposure to domestic mid-cap and foreign developed stocks provides additional growth opportunities and portfolio diversification.

MARK A. KELLER
Chief Investment Officer
GREGORY W. ELLSTON
DANIEL T. WINTER
Portfolio Managers
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     PIMCO Total Return Portfolio (Class A)                        14.98%
     ----------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                           11.21%
     ----------------------------------------------------------------------
     Oppenheimer Capital Appreciation Portfolio (Class A)          11.16%
     ----------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                       10.99%
     ----------------------------------------------------------------------
     Neuberger Berman Partners Mid Cap Value Portfolio (Class A)   10.23%
     ----------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)             10.04%
     ----------------------------------------------------------------------
     Van Kampen Comstock Portfolio (Class A)                        9.75%
     ----------------------------------------------------------------------
     Franklin Templeton Small Cap Growth Portfolio (Class A)        6.81%
     ----------------------------------------------------------------------
     MFS(R) Emerging Markets Equity Portfolio (Class A)             5.05%
     ----------------------------------------------------------------------
     Lord Abbett Bond Debenture Portfolio (Class A)                 4.93%
     ----------------------------------------------------------------------
     FI Mid Cap Opportunities Portfolio (Class A)                   4.85%
     ----------------------------------------------------------------------


--------
/1/ The blended benchmark is comprised of 20% Lehman Brothers Aggregate Bond Index, 43% S&P 500(R) Index, 15% S&P 400(R) MidCap Index, 7% S&P 600(R) SmallCap Index, and 15% MSCI EAFE(R) Index.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO             FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

 STRATEGIC CONSERVATIVE GROWTH PORTFOLIO MANAGED BY GALLATIN ASSET MANAGEMENT,
                                     INC.
             VS. DOW JONES MODERATE AGGRESSIVE PORTFOLIO INDEX/1/
            BLENDED BENCHMARK/2/ AND WILSHIRE 5000 EQUITY INDEX/3/
                           Growth Based on $10,000+

                                    [CHART]

                       Wilshire 5000
               Fund   Equity Index/3/  Blended Benchmark  DJ Mod Agg Port Index
               ----   ---------------  -----------------  ---------------------
11/1/2006    $10,000      $10,000            $10,000             $10,000
12/31/2006    10,348       10,345             10,309              10,384
12/31/2007    11,170       10,926             11,004              11,249



    ------------------------------------------------------------
                                  Average Annual Return/4/
                                  (for the year ended 12/31/07)
    ------------------------------------------------------------
                                  1 Year    Since Inception/5/
    ------------------------------------------------------------
    Strategic Conservative Growth
--  Portfolio--Class B            7.94%           9.95%
    ------------------------------------------------------------
    Dow Jones Moderate Aggressive
- - Portfolio Index/1/            8.33%          10.62%
    ------------------------------------------------------------
--  Blended Benchmark/2/          6.74%           8.54%
    ------------------------------------------------------------
- - Wilshire 5000 Equity Index/3/ 5.62%           7.89%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Dow Jones Moderate Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ80%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 80% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/ The blended benchmark is comprised of 20% Lehman Brothers Aggregate Bond Index, 43% S&P 500(R) Index, 15% S&P 400(R) MidCap Index, 7% S&P 600(R) SmallCap Index, and 15% MSCI EAFE(R) Index. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brother Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. Stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO             FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


/3/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of Class B shares is 11/1/06. Index returns are based on an inception date of 10/31/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO     ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,010.90        $2.03
  Hypothetical (5% return before expenses)     1,000.00      1,023.19        $2.04
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

MET INVESTORS SERIES TRUST
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      Davis Venture Value Portfolio (Class A)(a)   944,654 $  34,423,202
      FI Mid Cap Opportunities Portfolio
        (Class A)(a)............................   720,811    15,237,938
      Franklin Templeton Small Cap Growth
        Portfolio (Class A)(a).................. 1,999,520    21,334,879
      Jennison Growth Portfolio (Class A)(a).... 2,579,597    35,134,102
      Lord Abbett Bond Debenture Portfolio
        (Class A)(b)............................ 1,221,436    15,426,739
      MFS(R) Emerging Markets Equity Portfolio
        (Class A)(b)............................ 1,101,127    15,834,209
      MFS(R) Research International Portfolio
        (Class A)(b)............................ 2,178,932    31,441,991
      Neuberger Berman Partners Mid Cap Value
        Portfolio (Class A)(a).................. 1,507,785    32,055,511
      Oppenheimer Capital Appreciation Portfolio
        (Class A)(b)............................ 3,517,518    34,964,127
      PIMCO Total Return Portfolio (Class A)(b). 3,815,890    46,897,286
      Van Kampen Comstock Portfolio
        (Class A)(b)............................ 2,712,280    30,540,273
                                                           -------------
      Total Investment Company Securities
      (Cost $307,100,067)                                    313,290,257
                                                           -------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $307,100,067)                                    313,290,257
                                                           -------------

      Other Assets and Liabilities (net) - 0.0%                 (138,733)
                                                           -------------

      TOTAL NET ASSETS - 100.0%                            $ 313,151,524
                                                           =============

PORTFOLIO FOOTNOTES:

(a) A Portfolio of Metropolitan Series Fund, Inc.
(b) A Portfolio of Met Investors Series Trust.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

STRATEGIC CONSERVATIVE GROWTH PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $313,290,257
   Receivable for investments sold                                             88,161
   Receivable from investment manager (Note 3)                                 13,816
                                                                         ------------
     Total assets                                                         313,392,234
                                                                         ------------
LIABILITIES
   Payables for:
     Trust shares redeemed                                                     88,161
     Distribution and services fees--Class B                                   66,209
     Investment advisory fee (Note 3)                                          38,413
     Administration fee                                                         1,999
     Custodian and accounting fees                                              6,020
   Accrued expenses                                                            39,908
                                                                         ------------
     Total liabilities                                                        240,710
                                                                         ------------
NET ASSETS                                                               $313,151,524
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $306,481,835
   Accumulated net realized gain                                              478,976
   Unrealized appreciation on investments                                   6,190,190
   Undistributed net investment income                                            523
                                                                         ------------
     Total                                                               $313,151,524
                                                                         ============
NET ASSETS
   Class B                                                               $313,151,524
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class B                                                                 29,256,353
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class B                                                               $      10.70
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost                                                    $307,100,067

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007


STRATEGIC CONSERVATIVE GROWTH PORTFOLIO
INVESTMENT INCOME:
    Dividends from underlying Portfolios                           $ 3,593,456
                                                                   -----------
       Total investment income                                       3,593,456
                                                                   -----------
EXPENSES:
    Investment advisory fee (Note 3)                                   396,216
    Administration fees                                                 23,999
    Custody and accounting fees                                         24,627
    Distribution fee--Class B                                          673,750
    Transfer agent fees                                                  2,523
    Audit                                                               17,684
    Legal                                                               37,991
    Trustee fees and expenses                                           14,618
    Insurance                                                           11,455
    Other                                                                4,547
                                                                   -----------
       Total expenses                                                1,207,410
       Less fees waived and expenses reimbursed by the Manager        (129,410)
                                                                   -----------
    Net expenses                                                     1,078,000
                                                                   -----------
    Net investment income                                            2,515,456
                                                                   -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on:
       Investments                                                   2,851,652
       Capital gain distributions from underlying Portfolios         7,763,350
                                                                   -----------
    Net realized gain on investments                                10,615,002
                                                                   -----------
    Net change in unrealized appreciation on:
       Investments                                                   5,526,222
                                                                   -----------
    Net change in unrealized appreciation on investments             5,526,222
                                                                   -----------
    Net realized and change in unrealized gain on investments       16,141,224
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $18,656,680
                                                                   ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

STRATEGIC CONSERVATIVE GROWTH PORTFOLIO
                                                                                                 Year Ended   Period Ended
                                                                                                December 31,  December 31,
                                                                                                    2007         2006*
                                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                                       $  2,515,456  $    178,800
    Net realized gain on investments and capital gain distributions from underlying Portfolios    10,615,002        20,566
    Net change in unrealized appreciation on investments                                           5,526,222       663,968
                                                                                                ------------  ------------
    Net increase in net assets resulting from operations                                          18,656,680       863,334
                                                                                                ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class B                                                                                      (5,113,752)     (198,525)
    From net realized gains
     Class B                                                                                      (7,586,838)           --
                                                                                                ------------  ------------
    Net decrease in net assets resulting from distributions                                      (12,700,590)     (198,525)
                                                                                                ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class B                                                                                     195,792,653   115,319,605
    Net asset value of shares issued through dividend reinvestment
     Class B                                                                                      12,700,590       198,525
    Cost of shares repurchased
     Class B                                                                                     (17,389,739)      (91,009)
                                                                                                ------------  ------------
    Net increase in net assets from capital share transactions                                   191,103,504   115,427,121
                                                                                                ------------  ------------
TOTAL INCREASE IN NET ASSETS                                                                     197,059,594   116,091,930
    Net assets at beginning of period                                                            116,091,930            --
                                                                                                ------------  ------------
    Net assets at end of period                                                                 $313,151,524  $116,091,930
                                                                                                ============  ============
    Net assets at end of period includes undistributed net investment income                    $        523  $         --
                                                                                                ============  ============

* For the period November 1, 2006 (Commencement of operations) through December 31, 2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                         CLASS B
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO                           -----------------
                                                                      FOR THE YEARS
                                                                          ENDED
                                                                      DECEMBER 31,
                                                                  -----------------
                                                                     2007     2006(B)
                                                                  ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD............................. $10.33     $10.00
                                                                  ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income............................................   0.10 (a)   0.03 (a)
Net Realized/Unrealized Gain on Investments......................   0.72       0.32
                                                                  ------     ------
Total from Investment Operations.................................   0.82       0.35
                                                                  ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................  (0.18)     (0.02)
Distributions from Net Realized Capital Gains....................  (0.27)        --
                                                                  ------     ------
Total Distributions..............................................  (0.45)     (0.02)
                                                                  ------     ------
NET ASSET VALUE, END OF PERIOD................................... $10.70     $10.33
                                                                  ======     ======
TOTAL RETURN                                                        7.94 %     3.48%
Ratio of Expenses to Average Net Assets..........................   0.40 %     0.40%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................   0.45 %     0.87%*
Ratio of Net Investment Income to Average Net Assets.............   0.93 %     2.27%*
Portfolio Turnover Rate..........................................   24.7 %      0.1%
Net Assets, End of Period (in millions).......................... $313.2     $116.1

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--11/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Strategic Conservative Growth Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class B Shares are offered by the Portfolio. Class A and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in the underlying Portfolios are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the underlying Portfolios are recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                         Management Fees
                                        earned by Manager
                                        for the year ended
Portfolio                               December 31, 2007  % per annum   Average Daily Net Assets
---------                               ------------------ ----------- ----------------------------

Strategic Conservative Growth Portfolio      $396,216          0.15%   First $250 Million

                                                              0.125%   $250 Million to $500 Million

                                                               0.10%   Over $500 Million

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                         Maximum Expense Ratio  Expenses Deferred in
                                         under current Expense  --------------------
                                         Limitation Agreement     2006       2007
                                        ---------------------    -------   --------
                                                                Subject to repayment
                                                                until December 31,
                                        ------- ------- ------- --------------------
Portfolio                               Class A Class B Class E  2011       2012
---------                               ------- ------- -------  -------   --------

Strategic Conservative Growth Portfolio  0.15%*  0.40%   0.30%* $36,665   $126,028

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the year ended December 31, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                              Shares Issued
                                                                 Through                Net Increase
                                        Beginning    Shares     Dividend      Shares     in Shares     Ending
                                         Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
                                        ---------- ---------- ------------- ----------- ------------ ----------

Strategic Conservative Growth Portfolio

 Class B

 12/31/2007                             11,233,486 18,422,426   1,181,426   (1,580,985)  18,022,867  29,256,353
 11/01/2006-12/31/2006                          -- 11,223,123      19,163       (8,800)  11,233,486  11,233,486

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                  Purchases                        Sales
                                        ------------------------------ ------------------------------
                                        U.S. Government Non-Government U.S. Government Non-Government
                                        --------------- -------------- --------------- --------------

Strategic Conservative Growth Portfolio       $--        $254,633,363        $--        $65,848,429

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

5. INVESTMENT TRANSACTIONS - CONTINUED


At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                          Federal       Gross         Gross
                                         Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                   Cost     Appreciation (Depreciation)  Appreciation
---------                               ------------ ------------ -------------- --------------

Strategic Conservative Growth Portfolio $307,199,449 $10,628,174   $(4,537,366)    $6,090,808

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                          Ordinary Income   Long-Term Capital Gain        Total
                                        ------------------- ---------------------- --------------------
                                           2007      2006      2007        2006       2007       2006
                                        ---------- --------   ----------   ----    ----------- --------

Strategic Conservative Growth Portfolio $7,527,084 $198,525 $5,173,506     $--     $12,700,590 $198,525

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                        Undistributed Undistributed     Net
                                          Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                           Income         Gain      Appreciation   and Deferrals      Total
                                        ------------- ------------- ------------ ------------------ ----------

Strategic Conservative Growth Portfolio   $519,947       $58,934     $6,090,808         $--         $6,669,689

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2006 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

Transactions in the Underlying Portfolios during the year ended December 31, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year are as follows:

                                                          Number of shares
                                                        held at December 31, Shares purchased     Shares sold
Security Description                                            2006         during the period during the period
--------------------                                    -------------------- ----------------- -----------------

Franklin Templeton Small Cap Growth Portfolio - Class A       734,267            1,295,516          (30,263)

Oppenheimer Capital Appreciation Portfolio - Class A               --            3,527,443           (9,925)

                                                            Number of
                                                         shares held at
Security Description                                    December 31, 2007
--------------------                                    -----------------

Franklin Templeton Small Cap Growth Portfolio - Class A     1,999,520

Oppenheimer Capital Appreciation Portfolio - Class A        3,517,518

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

9. OTHER MATTERS - CONTINUED


                                                                               Capital
                                                        Net Realized Gain Gain Distributions  Income earned from
                                                         on Investments    from Affiliates   Affiliate during the
Security Description                                    during the period during the period         period        Ending Value
--------------------                                    ----------------- ------------------ -------------------- ------------

Franklin Templeton Small Cap Growth Portfolio - Class A      $7,748           $1,261,583             $--          $21,334,879

Oppenheimer Capital Appreciation Portfolio - Class A          1,755                   --              --           34,964,127

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Strategic Conservative Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2007 and the period from November 1, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Conservative Growth Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2007 and the period from November 1, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Gallatin Asset Management, Inc. (the "Gallatin Adviser") for investment advisory services in connection with the investment management for the Strategic Conservative Growth Portfolio ("Strategic Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the Strategic Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Strategic Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC. The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Strategic Portfolio, among other data that it reviewed, the Board analyzed the Lipper report annualizing the total return performance of the Portfolio for the period since inception through July 31, 2007 within its performance universe. The

Board took into account that the Portfolio ranked above the median of its performance universe for that time period. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Strategic Portfolio's performance was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fee and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Strategic Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Strategic Portfolio's total expenses exclusive of 12b-1 fees were above the medians for both the expense group and expense universe. The Board also noted that the Strategic Portfolio's actual management fees were below the medians of the expense group and the expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Strategic Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Strategic Portfolio's contractual management fees were above the normalized median of the expense group at the Strategic Portfolio's current size. The Board considered that the relatively small asset size of the Strategic Portfolio results in a higher relative fee structure. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the Strategic Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the Strategic Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Strategic Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Strategic Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Strategic Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust result from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Strategic Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Gallatin Adviser's ability to perform under its Advisory Agreement. These factors included: the Gallatin Adviser's financial condition; the Gallatin Adviser's current level of staffing and its overall resources, as well as its compensation program; the Gallatin Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Gallatin Adviser's management style and performance record with respect to the Strategic Portfolio; and the Strategic Portfolio's performance record. With respect to the Gallatin Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Gallatin Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Strategic Portfolio's performance for the since inception period as compared to its peer universe and noted that the Board reviews on a quarterly basis detailed information about the Strategic Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Gallatin Adviser's investment process and philosophy. The Board considered that the Gallatin Adviser's responsibilities include the development and maintenance of an investment program for the Strategic Portfolio which is consistent with the Strategic Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Gallatin Adviser's brokerage policies and practices, including the use of affiliated brokers, the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Strategic Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Gallatin Adviser's estimated profitability from its relationship with the Strategic Portfolio as described below and possible economies of scale. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Strategic Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Gallatin Adviser of its relationship with the Strategic Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board received an income statement with respect to the Gallatin Adviser's operation overall, which was represented to be an indication of the profitability of the Gallatin Adviser's relationship with the Strategic Portfolio, but no portfolio specific data. Therefore, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability. The Board also took into account, to the extent possible, the revenue and profits derived from affiliated broker transactions.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Gallatin Adviser and its affiliates by virtue of the Gallatin Adviser's relationship to the Strategic Portfolio are fair and reasonable.

Among other possible conflicts of interest considered by the Board, the Board noted that the Gallatin Adviser considered it has a duty to act in the best interests of its clients and disclose or mitigate potential conflicts of interest through its policies and procedures; specifically, with respect to its affiliate, A.G. Edwards & Sons, Inc. ("Edwards"), a registered broker dealer, who will act as a distributor for the annuity share class. The Board noted that Edwards will receive a sales commission from the sales of variable annuity products in the Class A product and also receives revenue sharing payments based on assets in certain Trust products sold by Edwards. The Board further considered that as a broker-dealer, Edwards provides trade execution services for many institutional clients, including some fund families which may be used in the fund of fund portfolios. Edwards could derive some benefit from commissions paid for trade execution services if the manager of a mutual fund used in the portfolio chose to use Edwards as an executing broker-dealer. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Strategic Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Gallatin Adviser, the Board determined approval of the Advisory Agreement for the Strategic Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Strategic Portfolio.

                          MET INVESTORS SERIES TRUST


                               Strategic Growth
                             and Income Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
STRATEGIC GROWTH AND INCOME PORTFOLIO               FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW

The market environment of 2007 was one of contrasts. On the heels of strong market performance in 2006, investors began this year full of optimism. Global markets, continuing the trend from previous years, progressed markedly through the first half of 2007. However, a relatively obscure part of the credit markets began to unravel in February and weighed heavily on markets for the remainder of the year. The turmoil from subprime lending and declining economic growth highlighted the downside risks to the U.S. economy. After several years of markets trending steadily upward, volatility increased dramatically. The Dow and S&P 500 oscillated between record highs and steep pull-backs, often within a few days. Investor risk appetites waned, and periods of little to no liquidity appeared in fixed income markets. This prompted action from the Federal Reserve, which increased its activities of providing funds to the market and also lowered the Federal Funds Rate by a total of 100 basis points. While most broad market indices delivered respectable returns for the full year, there were large diversions among different areas of the economy. Financial institutions were the worst performing area as they took massive write-offs from their heavy exposure to the mortgage markets. Firms in the consumer discretionary sector also fared poorly on expectations of decreasing consumption as many consumers face higher housing and energy costs. There were some positive trends that emerged. A weakening dollar combined with continued growth in foreign economies created strong demand for U.S. exports. Companies that were relatively immune from problems in the credit markets and had substantial foreign sales generally had a strong year.

PORTFOLIO OVERVIEW

For the 12-month period ended December 31, 2007, the Portfolio (Class B) returned 6.42%. The Portfolio outperformed its blended benchmark/1/, which returned 5.64%. From an asset allocation perspective, the Portfolio was structured the same as its benchmark with the outperformance attributable to individual account selection. Large-cap equities were the biggest contributors to performance, delivering over 250 basis points of absolute performance. Although the large-cap value managers Davis Venture Value Portfolio and Lord Abbett Growth and Income Portfolio underperformed the broad S&P 500 Index, they delivered positive absolute returns that handily beat the value component of that index. The fixed income component, after lagging earlier in the year, was the next best performing area of the Portfolio. This was driven primarily from PIMCO Total Return Portfolio, which returned 7.56% for the year. The single largest contributor to performance was MFS Research International, which returned 13.29% for the year. The worst performing area was real estate. Neuberger Berman Real Estate Portfolio lost -15.01% for the year, which was in line with its index.

OUTLOOK

Our analysis of recent data indicates an increased potential for recession in the U.S. economy. This outlook is based in part on continued weakness in the housing market, higher energy prices, and declining consumer confidence. This combination of events could have a significant negative impact on economic activity. We continue to favor larger capitalization stocks. This area has attractive valuations and a great potential to grow earnings. The ability to take advantage of the interest rate environment by refinancing debt puts these companies in a stronger position to face economic uncertainty. With regard to sector allocation, we maintain an overweight to the more defensive areas of consumer staples and healthcare. We see potential weakness in consumer discretionary and materials and recommend below benchmark exposure to these sectors. Continued exposure to domestic mid-cap and foreign developed stocks provides additional growth opportunities and portfolio diversification.

MARK A. KELLER
Chief Investment Officer
GREGORY W. ELLSTON
MATTHEW R. EMBLETON
DANIEL T. WINTER
Portfolio Managers
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the portfolio's holdings asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     PIMCO Total Return Portfolio (Class A)                        15.01%
     ----------------------------------------------------------------------
     BlackRock Bond Income Portfolio (Class A)                     14.98%
     ----------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)             10.06%
     ----------------------------------------------------------------------
     Neuberger Berman Partners Mid Cap Value Portfolio (Class A)    8.21%
     ----------------------------------------------------------------------
     Oppenheimer Capital Appreciation Portfolio (Class A)           8.13%
     ----------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                        8.02%
     ----------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                            7.16%
     ----------------------------------------------------------------------
     Lord Abbett Growth and Income Portfolio (Class A)              7.02%
     ----------------------------------------------------------------------
     FI Mid Cap Opportunities Portfolio (Class A)                   6.83%
     ----------------------------------------------------------------------
     Lord Abbett Bond Debenture Portfolio (Class A)                 4.94%
     ----------------------------------------------------------------------
     Franklin Templeton Small Cap Growth Portfolio (Class A)        4.88%
     ----------------------------------------------------------------------
     Neuberger Berman Real Estate Portfolio (Class A)               4.76%
     ----------------------------------------------------------------------

--------
/1/ The blended benchmark is comprised of 35% Lehman Brothers Aggregate Bond Index, 30% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 5% S&P SmallCap 600(R) Index, 10% MSCI EAFE(R) Index, and 5% Dow Jones Wilshire REIT Index. The Index does not include fees or expenses and is not available for direct investment.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC GROWTH AND INCOME PORTFOLIO               FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

STRATEGIC GROWTH AND INCOME PORTFOLIO MANAGED BY GALLATIN ASSET MANAGEMENT, INC.
                 VS. DOW JONES MODERATE PORTFOLIO INDEX/1/ AND
                             BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                 [CHART]

                       MSCI Global       Blended    DJ Moderate
              Fund   Capital Markets    Benchmark    Port Index
              ----   ---------------    ---------    ----------
 11/1/2006  $10,000    $10,000           $10,000      $10,000
12/31/2006   10,281     10,350            10,249       10,283
12/31/2007   10,941     10,350            10,827       11,108


    --------------------------------------------------------------------
                                          Average Annual Return/3/
                                          (for the year ended 12/31/07)
    --------------------------------------------------------------------
                                          1 Year    Since Inception/4/
    --------------------------------------------------------------------
    Strategic Growth and Income
--  Portfolio--Class B                    6.42%           8.01%
    --------------------------------------------------------------------
- - Dow Jones Moderate Portfolio Index/1/ 8.02%           9.43%
    --------------------------------------------------------------------
--  Blended Benchmark/2/                  5.64%           7.05%
    --------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Dow Jones Moderate Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ60%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 60% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended benchmark is comprised of 35% Lehman Brothers Aggregate Bond Index, 30% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 5% S&P SmallCap 600(R) Index, 10% MSCI EAFE(R) Index, and 5% Dow Jones Wilshire REIT Index. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC GROWTH AND INCOME PORTFOLIO               FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


The Dow Jones Wilshire REIT Index measures U.S. publicly traded real estate investment trusts. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 11/1/06. Index returns are based on an inception date of 10/31/06.

Effective July 1, 2007, Morgan Stanley Capital International, Inc. (MSCI) discontinued the MSCI Global Capital Markets Index and the Portfolio will use the Dow Jones Moderate Portfolio Index in future reports to policyholders as the Portfolio's primary benchmark.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
STRATEGIC GROWTH AND INCOME PORTFOLIO       ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,013.80        $2.03
  Hypothetical (5% return before expenses)     1,000.00      1,023.19         2.04
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
STRATEGIC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      BlackRock Bond Income Portfolio
        (Class A)(a)............................   399,263 $  44,601,722
      Davis Venture Value Portfolio (Class A)(a)   654,962    23,866,818
      FI Mid Cap Opportunities Portfolio
        (Class A)(a)............................   962,073    20,338,224
      Franklin Templeton Small Cap Growth
        Portfolio (Class A)(a).................. 1,361,747    14,529,839
      Jennison Growth Portfolio (Class A)(a).... 1,564,827    21,312,941
      Lord Abbett Bond Debenture Portfolio
        (Class A)(b)............................ 1,164,366    14,705,940
      Lord Abbett Growth and Income Portfolio
        (Class A)(b)............................   723,173    20,892,455
      MFS(R) Research International Portfolio
        (Class A)(b)............................ 2,077,264    29,974,912
      Neuberger Berman Partners Mid Cap Value
        Portfolio (Class A)(a).................. 1,150,017    24,449,367
      Neuberger Berman Real Estate Portfolio
        (Class A)(b)............................ 1,007,001    14,178,580
      Oppenheimer Capital Appreciation Portfolio
        (Class A)(b)............................ 2,438,759    24,241,268
      PIMCO Total Return Portfolio (Class A)(b). 3,637,349    44,703,016
                                                           -------------
      Total Investment Company Securities
      (Cost $296,649,284)                                    297,795,082
                                                           -------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $296,649,284)                                    297,795,082
                                                           -------------

      Other Assets and Liabilities (net) - 0.0%                 (133,184)
                                                           -------------

      TOTAL NET ASSETS - 100.0%                            $ 297,661,898
                                                           =============

PORTFOLIO FOOTNOTES:

(a) A Portfolio of Metropolitan Series Fund, Inc.
(b) A Portfolio of Met Investors Series Trust.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

STRATEGIC GROWTH AND INCOME PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $297,795,082
   Receivable for investments sold                                              9,276
   Receivable for Trust shares sold                                            10,690
   Receivable from investment manager (Note 3)                                 14,257
                                                                         ------------
     Total assets                                                         297,829,305
                                                                         ------------
LIABILITIES
   Payables for:
     Trust shares redeemed                                                     19,966
     Distribution and services fees--Class B                                   62,757
     Investment advisory fee (Note 3)                                          36,687
     Administration fee                                                         1,999
     Custodian and accounting fees                                              6,039
   Accrued expenses                                                            39,959
                                                                         ------------
     Total liabilities                                                        167,407
                                                                         ------------
NET ASSETS                                                               $297,661,898
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $296,670,455
   Distribution in excess of net realized gain                               (154,873)
   Unrealized appreciation on investments                                   1,145,798
   Undistributed net investment income                                            518
                                                                         ------------
     Total                                                               $297,661,898
                                                                         ============
NET ASSETS
   Class B                                                               $297,661,898
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class B                                                                 28,551,912
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class B                                                               $      10.43
                                                                         ============

--------------------------------------------------------------------------------------
* Investments at cost                                                    $296,649,284

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007


STRATEGIC GROWTH AND INCOME PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $ 4,452,967
                                                                          -----------
   Total investment income                                                  4,452,967
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           383,971
   Administration fees                                                         23,999
   Custody and accounting fees                                                 24,617
   Distribution fee--Class B                                                  650,175
   Transfer agent fees                                                          2,523
   Audit                                                                       17,684
   Legal                                                                       37,991
   Trustee fees and expenses                                                   14,618
   Insurance                                                                   11,319
   Other                                                                        4,663
                                                                          -----------
       Total expenses                                                       1,171,560
       Less fees waived and expenses reimbursed by the Manager               (131,280)
                                                                          -----------
   Net expenses                                                             1,040,280
                                                                          -----------
   Net investment income                                                    3,412,687
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                          1,521,869
       Capital gain distributions from underlying Portfolios                8,500,384
                                                                          -----------
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                          10,022,253
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                            869,742
                                                                          -----------
   Net change in unrealized appreciation on investments                       869,742
                                                                          -----------
   Net realized and change in unrealized gain on investments               10,891,995
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $14,304,682
                                                                          ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

STRATEGIC GROWTH AND INCOME PORTFOLIO
                                                                          Year Ended   Period Ended
                                                                         December 31,  December 31,
                                                                             2007         2006*
                                                                         ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  3,412,687  $     90,771
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                          10,022,253        13,116
   Net change in unrealized appreciation on investments                       869,742       276,056
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    14,304,682       379,943
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class B                                                               (6,240,977)     (106,224)
   From net realized gains
     Class B                                                               (7,387,984)           --
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (13,628,961)     (106,224)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class B                                                              202,553,553   104,118,501
   Net asset value of shares issued through dividend reinvestment
     Class B                                                               13,628,961       106,224
   Cost of shares repurchased
     Class B                                                              (23,675,280)      (19,501)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions             192,507,234   104,205,224
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                              193,182,955   104,478,943
   Net assets at beginning of period                                      104,478,943            --
                                                                         ------------  ------------
   Net assets at end of period                                           $297,661,898  $104,478,943
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $        518  $         14
                                                                         ============  ============

* For the period November 1, 2006 (Commencement of operations) through December 31, 2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                              CLASS B
STRATEGIC GROWTH AND INCOME PORTFOLIO                                  -----------------
                                                                           FOR THE YEARS
                                                                               ENDED
                                                                           DECEMBER 31,
                                                                       -----------------
                                                                          2007     2006(B)
                                                                       ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $10.27     $10.00
                                                                       ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.14 (a)   0.03 (a)
Net Realized/Unrealized Gain on Investments...........................   0.52       0.25
                                                                       ------     ------
Total from Investment Operations......................................   0.66       0.28
                                                                       ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.23)     (0.01)
Distributions from Net Realized Capital Gains.........................  (0.27)        --
                                                                       ------     ------
Total Distributions...................................................  (0.50)     (0.01)
                                                                       ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $10.43     $10.27
                                                                       ======     ======
TOTAL RETURN                                                             6.42%      2.81%
Ratio of Expenses to Average Net Assets...............................   0.40%      0.40%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.45%      0.99%*
Ratio of Net Investment Income to Average Net Assets..................   1.31%      1.47%*
Portfolio Turnover Rate...............................................   21.1%       0.0%(c)
Net Assets, End of Period (in millions)............................... $297.7     $104.5

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--11/01/2006.
(c) For the period ended 12/31/06, the portfolio turnover calculation is zero, due to limited sales activity.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Strategic Growth and Income Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class B Shares are offered by the Portfolio. Class A and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in the underlying Portfolios are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the underlying Portfolios are recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                       Management Fees
                                      earned by Manager
                                      for the year ended
Portfolio                             December 31, 2007  % per annum   Average Daily Net Assets
---------                             ------------------ ----------- ----------------------------

Strategic Growth and Income Portfolio      $383,971          0.15%   First $250 Million

                                                            0.125%   $250 Million to $500 Million

                                                             0.10%   Over $500 Million

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                          Maximum Expense Ratio  Expenses Deferred in
                                          under current Expense  --------------------
                                          Limitation Agreement     2006       2007
                                         ---------------------    -------   --------
                                                                 Subject to repayment
                                                                 until December 31,
                                         ------- ------- ------- --------------------
Portfolio                                Class A Class B Class E  2011       2012
---------                                ------- ------- -------  -------   --------

Strategic Growth and Income Portfolio     0.15%*  0.40%   0.30%* $36,665   $127,809

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the year ended December 31, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                            Shares Issued
                                                               Through                Net Increase
                                      Beginning    Shares     Dividend      Shares     in Shares     Ending
                                       Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
                                      ---------- ---------- ------------- ----------- ------------ ----------

Strategic Growth and Income Portfolio

 Class B

 12/31/2007                           10,173,921 19,259,371   1,304,171   (2,185,551)  18,377,991  28,551,912
 11/01/2006-12/31/2006                        -- 10,165,485      10,333       (1,897)  10,173,921  10,173,921

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                Purchases                        Sales
                                      ------------------------------ ------------------------------
                                      U.S. Government Non-Government U.S. Government Non-Government
                                      --------------- -------------- --------------- --------------

Strategic Growth and Income Portfolio       $--        $245,224,328        $--        $54,331,050

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                        Federal       Gross         Gross
                                       Income Tax   Unrealized    Unrealized   Net Unrealized
                                          Cost     Appreciation (Depreciation)  Appreciation
-                                     ------------ ------------ -------------- --------------

Strategic Growth and Income Portfolio $296,912,546  $6,781,899   $(5,899,363)     $882,536

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                        Ordinary Income   Long-Term Capital Gain        Total
                                      ------------------- ---------------------- --------------------
                                         2007      2006      2007        2006       2007       2006
                                      ---------- --------   ----------   ----    ----------- --------

Strategic Growth and Income Portfolio $7,970,883 $106,224 $5,658,078     $--     $13,628,961 $106,224

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                      Undistributed Undistributed     Net
                                        Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                         Income         Gain      Appreciation   and Deferrals     Total
                                      ------------- ------------- ------------ ------------------ --------

Strategic Growth and Income Portfolio    $11,471       $97,436      $882,536          $--         $991,443

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2006 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


9. OTHER MATTERS

Transactions in the Underlying Portfolios during the year ended December 31, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year are as follows:

                                                  Number of shares                                                Number of
                                                held at December 31,   Shares purchased   Shares sold during   shares held at
Security Description                                    2006           during the year         the year       December 31, 2007
--------------------                            --------------------- ------------------ -------------------- -----------------

Franklin Templeton Small Cap Growth Portfolio -
  Class A                                              474,553              945,024            (57,830)            1,361,747

                                                                           Capital
                                                  Net Realized Gain   Gain Distributions  Income earned from
                                                (Loss) on Investments  from Affiliates   affiliate during the
Security Description                               during the year     during the year           year           Ending Value
--------------------                            --------------------- ------------------ -------------------- -----------------

Franklin Templeton Small Cap Growth Portfolio -
  Class A                                              $10,159             $884,074              $--             $14,529,839

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Strategic Growth and Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2007 and the period from November 1, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Strategic Growth and Income Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2007 and the period from November 1, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From          Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      August        Corporate Ethics and Compliance
Insurance Company          Officer         2006 to       Department, MetLife, Inc.; from October
One MetLife Plaza                          present.      2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Gallatin Asset Management, Inc. (the "Gallatin Adviser") for investment advisory services in connection with the investment management for the Strategic Growth & Income Portfolio ("Strategic Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the Strategic Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Strategic Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC. The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Strategic Portfolio, among other data that it reviewed, the Board analyzed the Lipper report annualizing the total return performance of the Portfolio for the period since inception through July 31, 2007 within its performance universe. The Board took into account that the Strategic Portfolio ranked below the median of its performance universe and below the Lipper index for the period. The Board noted the Portfolio's underperformance, but took into account that the Strategic Portfolio is new, and accordingly is closely monitoring its performance.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio In addition, the Board considered the Portfolios' management fee and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe).

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Strategic Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Strategic Portfolio's total expenses exclusive of 12b-1 fees were below the medians for both the expense group and expense universe. The Board also noted that the Strategic Portfolio's actual management fees were below the median of the expense group and slightly above the median of the expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Strategic Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Strategic Portfolio's contractual management fees were above the normalized median of the expense group at the Strategic Portfolio's current size. The Board considered that the relatively small asset size of the Strategic Portfolio results in a higher relative fee structure. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the Strategic Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the Strategic Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Strategic Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Strategic Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Strategic Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust result from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Strategic Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Gallatin Adviser's ability to perform under its Advisory Agreement. These factors included: the Gallatin Adviser's financial condition; the Gallatin Adviser's current level of staffing and its overall resources, as well as its compensation program; the Gallatin Adviser's compliance systems and any disciplinary history; conflicts of interest; the Gallatin Adviser's management style and performance record with respect to the Strategic Portfolio; and the Strategic Portfolio's performance record. With respect to the Gallatin Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Board considered regulatory actions against the Gallatin Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Strategic Portfolio's performance for the since inception period as compared to its peer universe and noted that the Board reviews on a quarterly basis detailed information about the Strategic Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on the Adviser's performance.

The Board considered the Gallatin Adviser's investment process and philosophy. The Board considered that the Adviser's responsibilities include the development and maintenance of an investment program for the Strategic Portfolio which is consistent with the Strategic Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Gallatin Adviser's brokerage policies and practices, including the use of affiliated brokers, the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Strategic Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Gallatin Adviser's estimated profitability from its relationship with the Strategic Portfolio as described below and possible economies of scale. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Strategic Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Gallatin Adviser of its relationship with the Strategic Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board received an income statement with respect to the Gallatin Adviser's operation overall, which was represented to be an indication of the profitability of the Gallatin Adviser's relationship with the Strategic Portfolio, but no portfolio specific data. Therefore, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability. The Board also took into account, to the extent possible, the revenue and profits derived from affiliated broker transactions.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Gallatin Adviser and its affiliates by virtue of the Gallatin Adviser's relationship to the Strategic Portfolio are fair and reasonable.

Among other possible conflicts of interest considered by the Board, the Board noted that the Gallatin Adviser considered it has a duty to act in the best interests of its clients and disclose or mitigate potential conflicts of interest through its policies and procedures; specifically, with respect to its affiliate, A.G. Edwards & Sons, Inc. ("Edwards"), a registered broker dealer, who will act as a distributor for the annuity share class. The Board noted that Edwards will receive a sales commission from the sales of variable annuity products in the Class A product and also receives revenue sharing payments based on assets in certain Trust products sold by Edwards. The Board further considered that as a broker-dealer, Edwards provides trade execution services for many institutional clients, including some fund families which may be used in the fund of fund portfolios. Edwards could derive some benefit from commissions paid for trade execution services if the manager of a mutual fund used in the portfolio chose to use Edwards as an executing broker-dealer. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Strategic Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Gallatin Adviser, the Board determined approval of the Advisory Agreement for the Strategic Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Strategic Portfolio.

                          MET INVESTORS SERIES TRUST


                                   Strategic
                               Growth Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO                          FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW

The market environment of 2007 was one of contrasts. On the heels of strong market performance in 2006, investors began this year full of optimism. Global markets, continuing the trend from previous years, progressed markedly through the first half of 2007. However, a relatively obscure part of the credit markets began to unravel in February and weighed heavily on markets for the remainder of the year. The turmoil from subprime lending and declining economic growth highlighted the downside risks to the U.S. economy. After several years of markets trending steadily upward, volatility increased dramatically. The Dow and S&P 500(R) oscillated between record highs and steep pull-backs, often within a few days. Investor risk appetites waned, and periods of little to no liquidity appeared in fixed income markets. This prompted action from the Federal Reserve, which increased its activities of providing funds to the market and also lowered the Federal Funds Rate by a total of 100 basis points. While most broad market indices delivered respectable returns for the full year, there were large diversions among different areas of the economy. Financial institutions were the worst performing area as they took massive write-offs from their heavy exposure to the mortgage markets. Firms in the consumer discretionary sector also fared poorly on expectations of decreasing consumption as many consumers face higher housing and energy costs. There were some positive trends that emerged. A weakening dollar combined with continued growth in foreign economies created strong demand for U.S. exports. Companies that were relatively immune from problems in the credit markets and had substantial foreign sales generally had a strong year.

PORTFOLIO OVERVIEW

For the 12-month period ended December 31, 2007, the Portfolio (Class B) returned 8.79%. The Portfolio outperformed its blended benchmark/1/, which returned 6.49%. From an asset allocation perspective, the Portfolio was structured similar to its benchmark with the outperformance attributable to individual account selection. Large-cap equities were the biggest contributors to performance delivering over 390 basis points of absolute performance. Although the large-cap value managers Davis Venture Value Portfolio underperformed the broad S&P 500(R) Index, it delivered positive absolute returns handily beat the value component of that index. Foreign exposure was also a positive contributor with MFS(R) Research International returning 13.29% and MFS(R) Emerging Markets Equity Portfolio returning 36.62% (making it the best performing account in the Portfolio). Domestic small-cap equities were the worst performing area, lagging the broad S&P SmallCap 600(R) Index. Dreman Small-Cap Value Portfolio lost -0.97%, the only account with a negative performance in the Portfolio.

OUTLOOK

Our analysis of recent data indicates an increased potential for recession in the U.S. economy. This outlook is based in part on continued weakness in the housing market, higher energy prices, and declining consumer confidence. This combination of events could have a significant negative impact on economic activity. We continue to favor larger capitalization stocks. This area has attractive valuations and a great potential to grow earnings. The ability to take advantage of the interest rate environment by refinancing debt puts these companies in a stronger position to face economic uncertainty. With regard to sector allocation, we maintain an overweight to the more defensive areas of consumer staples and healthcare. We see potential weakness in consumer discretionary and materials and recommend below benchmark exposure to these sectors. Continued exposure to domestic mid-cap and foreign developed stocks provides additional growth opportunities and portfolio diversification.

MARK A. KELLER
Chief Investment Officer
GREGORY W. ELLSTON
DANIEL T. WINTER
Portfolio Managers
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)             15.01%
     ----------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                           14.25%
     ----------------------------------------------------------------------
     Oppenheimer Capital Appreciation Portfolio (Class A)          14.18%
     ----------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                       13.95%
     ----------------------------------------------------------------------
     Van Kampen Comstock Portfolio (Class A)                       12.64%
     ----------------------------------------------------------------------
     Neuberger Berman Partners Mid Cap Value Portfolio (Class A)    8.17%
     ----------------------------------------------------------------------
     Van Kampen Mid-Cap Growth Portfolio (Class A)                  7.10%
     ----------------------------------------------------------------------
     MFS(R) Emerging Markets Equity Portfolio (Class A)             5.04%
     ----------------------------------------------------------------------
     Franklin Templeton Small Cap Growth Portfolio (Class A)        4.85%
     ----------------------------------------------------------------------
     Dreman Small-Cap Value Portfolio (Class A)                     4.81%
     ----------------------------------------------------------------------

--------
/1/ The blended benchmark is comprised of 55% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 10% S&P SmallCap 600(R) Index, and 20% MSCI EAFE(R) Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO                          FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

     STRATEGIC GROWTH PORTFOLIO MANAGED BY GALLATIN ASSET MANAGEMENT, INC.
          VS. WILSHIRE 5000 EQUITY INDEX/1/ BLENDED BENCHMARK/2/ AND
                    DOW JONES AGGRESSIVE PORTFOLIO INDEX/3/
                           Growth Based on $10,000+

                                    [CHART]

                                               Blended      DJ Agg
                  Fund      Wilshire 5000     Benchmark     Port Index
                  ----      -------------     ---------     ----------
  11/1/2006     $10,000        $10,000        $10,000       $10,000
  12/31/2006     10,427         10,345         10,377        10,476
  12/31/2007     11,344         10,926         11,050        11,383



    ----------------------------------------------------------------------
                                            Average Annual Return/4/
                                            (for the year ended 12/31/07)
    ----------------------------------------------------------------------
                                            1 Year    Since Inception/5/
    ----------------------------------------------------------------------
--  Strategic Growth Portfolio--Class B     8.79%          11.40%
    ----------------------------------------------------------------------
- - Wilshire 5000 Equity Index/1/           5.62%           7.89%
    ----------------------------------------------------------------------
--  Blended Benchmark/2/                    6.49%           8.93%
    ----------------------------------------------------------------------
- - Dow Jones Aggressive Portfolio Index/3/ 8.66%          11.74%
    ----------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended benchmark is comprised of 55% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 10% S&P SmallCap 600(R) Index, and 20% MSCI EAFE(R) Index. The Index does not include fees or expenses and is not available for direct investment.

The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/3/The Dow Jones Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. It is a total returns index formed by equally weighing nine equity style indexes with monthly rebalancing. The nine equity style Indexes
Include: Dow Jones U.S. Large Cap Value, Dow Jones U.S. Large Cap Growth, Dow Jones U.S. Mid Cap Value, Dow Jones U.S. Small Cap Value, Dow Jones U.S. Mid Cap Growth, Dow Jones U.S. Small Cap Growth, Dow Jones Emerging Markets LN, Dow Jones Europe/Canada, and Dow Jones Asia/Pacific.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO                          FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

Beginning in 1980 and before 1/1/1992, the Dow Jones 100% Global Portfolio Index (DJ100%GPI) is depicted by an index created for Dow Jones indexes by the quantitative group. This index contains all nine relevant equity asset classes equally weighted and rebalanced monthly. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of Class B shares is 11/1/06. Index returns are based on an inception date of 10/31/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
STRATEGIC GROWTH PORTFOLIO                  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,004.80        $2.02
  Hypothetical (5% return before expenses)     1,000.00      1,023.19         2.04
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
STRATEGIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


------------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                        SHARES      (NOTE 2)
------------------------------------------------------------------------------------------

INVESTMENT COMPANY SECURITIES - 100.1%
Davis Venture Value Portfolio (Class A)(a).......................   635,790 $  23,168,178
Dreman Small-Cap Value Portfolio (Class A)(b)....................   589,272     7,996,426
Franklin Templeton Small Cap Growth Portfolio (Class A)(a).......   754,737     8,053,047
Jennison Growth Portfolio (Class A)(a)........................... 1,737,027    23,658,313
MFS(R) Emerging Markets Equity Portfolio (Class A)(b)............   582,468     8,375,896
MFS(R) Research International Portfolio (Class A)(b)............. 1,728,708    24,945,258
Neuberger Berman Partners Mid Cap Value Portfolio (Class A)(a)...   637,978    13,563,402
Oppenheimer Capital Appreciation Portfolio (Class A)(b).......... 2,368,242    23,540,326
Van Kampen Comstock Portfolio (Class A)(b)....................... 1,864,367    20,992,771
Van Kampen Mid-Cap Growth Portfolio (Class A)(b).................   998,179    11,798,470
                                                                            -------------
Total Investment Company Securities
(Cost $162,959,562)                                                           166,092,087
                                                                            -------------

TOTAL INVESTMENTS - 100.1% (Cost $162,959,562)                                166,092,087
                                                                            -------------

Other Assets and Liabilities (net) - (0.1)%                                       (87,517)
                                                                            -------------

TOTAL NET ASSETS - 100.0%                                                   $ 166,004,570
                                                                            =============

PORTFOLIO FOOTNOTES:

(a) A Portfolio of Metropolitan Series Fund, Inc.
(b) A Portfolio of Met Investors Series Trust.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

STRATEGIC GROWTH PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $166,092,087
   Receivable for investments sold                                             48,816
   Receivable from investment manager (Note 3)                                 15,136
                                                                         ------------
     Total assets                                                         166,156,039
                                                                         ------------
LIABILITIES
   Payables for:
     Trust shares redeemed                                                     48,816
     Distribution and services fees--Class B                                   35,481
     Investment advisory fee (Note 3)                                          21,288
     Administration fee                                                         1,999
     Custodian and accounting fees                                              6,037
   Accrued expenses                                                            37,848
                                                                         ------------
     Total liabilities                                                        151,469
                                                                         ------------
NET ASSETS                                                               $166,004,570
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $162,446,937
   Accumulated net realized gain                                              424,708
   Unrealized appreciation on investments                                   3,132,525
   Undistributed net investment income                                            400
                                                                         ------------
     Total                                                               $166,004,570
                                                                         ============
NET ASSETS
   Class B                                                               $166,004,570
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class B                                                                 15,525,800
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class B                                                               $      10.69
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost                                                    $162,959,562

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

STRATEGIC GROWTH PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $ 1,150,196
                                                                          -----------
       Total investment income                                              1,150,196
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           235,505
   Administration fees                                                         23,999
   Custody and accounting fees                                                 24,607
   Distribution fee--Class B                                                  392,509
   Transfer agent fees                                                          2,446
   Audit                                                                       17,684
   Legal                                                                       37,991
   Trustee fees and expenses                                                   14,618
   Insurance                                                                    8,743
   Other                                                                        4,546
                                                                          -----------
       Total expenses                                                         762,648
       Less fees waived and expenses reimbursed by the Manager               (134,634)
                                                                          -----------
   Net expenses                                                               628,014
                                                                          -----------
   Net investment income                                                      522,182
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                          2,277,941
       Capital gain distributions from underlying Portfolios                6,956,841
                                                                          -----------
   Net realized gain on investments                                         9,234,782
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                          2,754,305
                                                                          -----------
   Net change in unrealized appreciation on investments                     2,754,305
                                                                          -----------
   Net realized and change in unrealized gain on investments               11,989,087
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $12,511,269
                                                                          ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

STRATEGIC GROWTH PORTFOLIO
                                                                          Year Ended   Period Ended
                                                                         December 31,  December 31,
                                                                             2007         2006*
                                                                         ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    522,182  $   110,535
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           9,234,782       12,093
   Net change in unrealized appreciation on investments                     2,754,305      378,220
                                                                         ------------  -----------
   Net increase in net assets resulting from operations                    12,511,269      500,848
                                                                         ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class B                                                               (2,712,971)    (121,181)
   From net realized gains
     Class B                                                               (6,650,476)          --
                                                                         ------------  -----------
   Net decrease in net assets resulting from distributions                 (9,363,447)    (121,181)
                                                                         ------------  -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class B                                                               91,901,231   81,444,914
   Net asset value of shares issued through dividend reinvestment
     Class B                                                                9,363,447      121,181
   Cost of shares repurchased
     Class B                                                              (20,346,470)      (7,222)
                                                                         ------------  -----------
   Net increase in net assets from capital share transactions              80,918,208   81,558,873
                                                                         ------------  -----------
TOTAL INCREASE IN NET ASSETS                                               84,066,030   81,938,540
   Net assets at beginning of period                                       81,938,540           --
                                                                         ------------  -----------
   Net assets at end of period                                           $166,004,570  $81,938,540
                                                                         ============  ===========
   Net assets at end of period includes undistributed net investment
       income                                                            $        400  $        --
                                                                         ============  ===========

*  For the period 11/01/2006 (Commencement of operations) through 12/31/2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                         CLASS B
STRATEGIC GROWTH PORTFOLIO                                        -----------------
                                                                      FOR THE YEARS
                                                                          ENDED
                                                                      DECEMBER 31,
                                                                  -----------------
                                                                     2007     2006(B)
                                                                  ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD............................. $10.41     $10.00
                                                                  ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income............................................   0.04 (a)   0.05 (a)
Net Realized/Unrealized Gain on Investments......................   0.88       0.38
                                                                  ------     ------
Total from Investment Operations.................................   0.92       0.43
                                                                  ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................  (0.19)     (0.02)
Distributions from Net Realized Capital Gains....................  (0.45)        --
                                                                  ------     ------
Total Distributions..............................................  (0.64)     (0.02)
                                                                  ------     ------
NET ASSET VALUE, END OF PERIOD................................... $10.69     $10.41
                                                                  ======     ======
TOTAL RETURN                                                        8.79%      4.27%
Ratio of Expenses to Average Net Assets..........................   0.40%      0.40%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................   0.49%      1.27%*
Ratio of Net Investment Income to Average Net Assets.............   0.33%      2.62%*
Portfolio Turnover Rate..........................................   33.6%       0.0%(c)
Net Assets, End of Period (in millions).......................... $166.0      $81.9

*  Annualized.
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--11/01/2006.
(c) For the period ended 12/31/06, the portfolio turnover calculation is zero, due to no sales activity.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Strategic Growth Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class B Shares are offered by the Portfolio. Class A and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in the underlying Portfolios are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.
The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the underlying Portfolios are recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                            Management Fees
                           earned by Manager
                           for the year ended
Portfolio                  December 31, 2007  % per annum   Average Daily Net Assets
---------                  ------------------ ----------- ----------------------------

Strategic Growth Portfolio      $235,505          0.15%   First $250 Million

                                                 0.125%   $250 Million to $500 Million

                                                  0.10%   Over $500 Million

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                         Expenses Deferred in
                                                         --------------------
                                                           2006       2007
      -                           Maximum Expense Ratio   -------   --------
                                  under current Expense  Subject to repayment
                                  Limitation Agreement   until December 31,
                                 ---------------------   --------------------
      Portfolio                  Class A Class B Class E  2011       2012
      ---------                  ------- ------- -------  -------   --------

      Strategic Growth Portfolio  0.15%*  0.40%   0.30%* $36,665   $131,207

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the year ended December 31, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                               Shares Issued
                                                  Through                Net Increase
                           Beginning  Shares     Dividend      Shares     in Shares     Ending
                            Shares     Sold    Reinvestment  Repurchased Outstanding    Shares
-                          --------- --------- ------------- ----------- ------------ ----------

Strategic Growth Portfolio

 Class B

 12/31/2007                7,870,173 8,597,954    870,992    (1,813,319)  7,655,627   15,525,800
 11/01/2006-12/31/2006            -- 7,859,271     11,596          (694)  7,870,173    7,870,173

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                     Purchases                        Sales
                           ------------------------------ ------------------------------
                           U.S. Government Non-Government U.S. Government Non-Government
                           --------------- -------------- --------------- --------------

Strategic Growth Portfolio       $--        $131,216,812        $--        $52,119,713

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

5. INVESTMENT TRANSACTIONS - CONTINUED


At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                             Federal       Gross         Gross
                            Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                      Cost     Appreciation (Depreciation)  Appreciation
---------                  ------------ ------------ -------------- --------------

Strategic Growth Portfolio $163,088,793  $5,991,153   $(2,987,859)    $3,003,294

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                             Ordinary Income   Long-Term Capital Gain        Total
                           ------------------- ---------------------- -------------------
                              2007      2006      2007        2006       2007      2006
                           ---------- --------   ----------   ----    ---------- --------

Strategic Growth Portfolio $4,566,156 $121,083 $4,797,291     $98     $9,363,447 $121,181

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                           Undistributed Undistributed     Net
                             Ordinary      Long-Term    Unrealized  Loss Carryforwards
                              Income         Gain      Appreciation   and Deferrals      Total
                           ------------- ------------- ------------ ------------------ ----------

Strategic Growth Portfolio   $478,286       $76,053     $3,003,294         $--         $3,557,633

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2006 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

Transactions in the Underlying Portfolios during the year ended December 31, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year are as follows:

                                                          Number of shares                                        Number of
                                                        held at December 31, Shares purchased   Shares sold    shares held at
Security Description                                            2006         during the year  during the year December 31, 2007
--------------------                                    -------------------- ---------------- --------------- -----------------

Franklin Templeton Small Cap Growth Portfolio - Class A       370,996            447,525          (63,784)         754,737

Van Kampen Mid-Cap Growth Portfolio - Class A                 544,777            625,761         (172,359)         998,179

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

9. OTHER MATTERS - CONTINUED


                                                                               Capital
                                                        Net Realized Gain Gain Distributions  Income earned from
                                                         on Investments    from Affiliates   Affiliates during the
Security Description                                     during the year   during the year           year          Ending Value
--------------------                                    ----------------- ------------------ --------------------- ------------

Franklin Templeton Small Cap Growth Portfolio - Class A     $  3,232           $553,558               $--          $ 8,053,047

Van Kampen Mid-Cap Growth Portfolio - Class A                129,365            978,234               --            11,798,470

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Strategic Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2007 and the period from November 1, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Strategic Growth Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2007 and the period from November 1, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                      in Fund
                            Position(s)   Term of Office                                              Complex
                             Held with    and Length of           Principal Occupation(s)             overseen
Name, Age and Address        the Trust     Time Served              During Past 5 Years             by Trustee**
---------------------      -------------- -------------- ------------------------------------------ ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice             N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice            N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife          N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,              N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from
One MetLife Plaza                                        October 2002 to March 2006, Assistant
27-01 Queens Plaza North                                 Vice President; from November 2005 to
Long Island City, NY 11101                               August 2006, Interim Chief Compliance
                                                         Officer, Met Investors Series Trust; Since
                                                         April 2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Gallatin Asset Management, Inc. (the "Gallatin Adviser") for investment advisory services in connection with the investment management for the Strategic Growth Portfolio ("Strategic Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the Strategic Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Strategic Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC. The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Strategic Portfolio, among other data that it reviewed, the Board analyzed the Lipper report annualizing the total return performance of the since inception period ending July 31, 2007 of the Strategic Portfolio within its performance universe.

The Board took into account that the Strategic Portfolio ranked above the median of its performance universe and above the Lipper index for the period since inception. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Strategic Portfolio's performance was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement . In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Strategic Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Strategic Portfolio's total expenses exclusive of 12b-1 fees were above the medians for both the expense group and expense universe. The Board also noted that the Strategic Portfolio's actual management fees were at the median of the expense group and below the median of the expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Strategic Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Strategic Portfolio's contractual management fees were at the normalized median of the expense group at the Strategic Portfolio's current size. The Board considered that the relatively small asset size of the Strategic Portfolio results in a higher relative fee structure. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the Strategic Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the Strategic Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Strategic Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Strategic Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Strategic Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust result from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Strategic Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Gallatin Adviser's ability to perform under its Advisory Agreement. These factors included: the Gallatin Adviser's financial condition; the Gallatin Adviser's current level of staffing and its overall resources, as well as its compensation program; the Gallatin Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Gallatin Adviser's management style and performance record with respect to the Strategic Portfolio; and the Strategic Portfolio's performance record. With respect to the Gallatin Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Gallatin Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Strategic Portfolio's performance for the since inception period as compared to its peer universe and noted that the Board reviews on a quarterly basis detailed information about the Strategic Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Gallatin Adviser's investment process and philosophy. The Board considered that the Gallatin Adviser's responsibilities include the development and maintenance of an investment program for the Strategic Portfolio which is consistent with the Strategic Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Gallatin Adviser's brokerage policies and practices, including the use of affiliated brokers, the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Strategic Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Gallatin Adviser's estimated profitability from its relationship with the Strategic Portfolio as described below and possible economies of scale. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Strategic Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Gallatin Adviser of its relationship with the Strategic Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board received an income statement with respect to the Gallatin Adviser's operation overall, which was represented to be an indication of the profitability of the Gallatin Adviser's relationship with the Strategic Portfolio, but no portfolio specific data. Therefore, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability. The Board also took into account, to the extent possible, the revenue and profits derived from affiliated broker transactions.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Gallatin Adviser and its affiliates by virtue of the Gallatin Adviser's relationship to the Strategic Portfolio are fair and reasonable.

Among other possible conflicts of interest considered by the Board, the Board noted that the Gallatin Adviser considered it has a duty to act in the best interests of its clients and disclose or mitigate potential conflicts of interest through its policies and procedures; specifically, with respect to its affiliate, A.G. Edwards & Sons, Inc. ("Edwards"), a registered broker dealer, who will act as a distributor for the annuity share class. The Board noted that Edwards will receive a sales commission from the sales of variable annuity products in the Class A product and also receives revenue sharing payments based on assets in certain Trust products sold by Edwards. The Board further considered that as a broker-dealer, Edwards provides trade execution services for many institutional clients, including some fund families which may be used in the fund of fund portfolios. Edwards could derive some benefit from commissions paid for trade execution services if the manager of a mutual fund used in the portfolio chose to use Edwards as an executing broker-dealer. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Strategic Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Gallatin Adviser, the Board determined approval of the Advisory Agreement for the Strategic Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Strategic Portfolio.

                          MET INVESTORS SERIES TRUST


                             T. Rowe Price Mid-Cap
                               Growth Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO              FOR THE YEAR ENDED 12/31/07
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

The portfolio significantly outpaced its Russell Midcap(R) Growth Index/1/ benchmark in 2007 which had a return of 11.43%. For the year ended December 31, 2007, the Portfolio had a return of 17.85%, 17.64% and 17.62% for Class A, B and E Shares, respectively. Stock selection drove performance, while sector weighting slightly detracted. The consumer discretionary and information sectors led the outperformance, due to stock selection. Stock selection in financials and an overweight in energy also contributed. Stock selection in the industrials and business services sector was the leading detractor from our relative performance. Other detractors included our underweight positions in materials and utilities sectors.

MARKET ENVIRONMENT

U.S. stocks generally rose in 2007, but market volatility was extremely high in the last six months. In October and November, the broad S&P 500(R) Index suffered its first correction--a drop of 10% or more--in about five years, in response to the subprime crisis and the ensuing credit crunch. The energy sector was by far the best-performing sector this year, due primarily to rising prices. Consumer discretionary and telecommunications both declined. Growth stocks broadly outperformed value for the year.

PORTFOLIO REVIEW

Stock selection in the consumer discretionary sector was the primary contributor to relative performance this quarter. Though our positions could not avoid losses on average, they held up considerably better in a poor environment than their benchmark counterparts. Our holdings in Chipotle Mexican Grill, Amazon.com, and Discovery Holdings proved especially productive. Our underweight position in multiline retail was also beneficial, particularly our avoidance of troubled retailer JC Penney.

The information technology sector also contributed significantly, due to stock selection. Stock selection in the electronic equipment and instruments industry was especially strong, and in particular First Solar, FLIR Systems, and Sunpower enhanced returns. In the internet services industry, stock selection also boosted performance, though our overweight position slightly detracted. Our holdings in Juniper Networks and aQuantive were particularly beneficial.

Strong stock selection in the troubled financial sector boosted performance as we enjoyed double-digit returns in this sector. Stock selection in the insurance industry contributed to relative performance, while our overweight position slightly detracted. Additionally, our overweight position in energy, the strongest-performing sector this year, enhanced returns.

Weak stock selection in the industrials and business services sector produced the primary drag on performance. Our underweight position and stock selection in the construction and engineering industry proved especially detrimental, particularly our failure to own Jacobs Engineering Group. Our holdings in Uti Worldwide and Southwest Airlines were also detrimental.

Our underweighting in the high-performing materials sector and in utilities also detracted from performance. We have historically tended to be underweight in utilities, as most stocks do not meet our growth criteria. In an environment where utilities provided one of the few safe havens for investors, however, our underweighting proved detrimental.

OUTLOOK

Mid-cap growth stocks have had excellent performance over the last few years, driven by merger and leveraged buy-out activity that encouraged short-term speculation over investment strategies based on long-term prospects. Weak performance this quarter has shown that trend to be unsustainable. We believe that our steady strategy and long-term focus should provide much better capital preservation during tougher market environments than the more aggressive strategies that have set the tone in recent years.

BRIAN W. H. BERGHUIS
Portfolio Manager
T. ROWE PRICE ASSOCIATES, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Smith International, Inc.   1.88%
                      ------------------------------------
                      Roper Industries, Inc.      1.84%
                      ------------------------------------
                      Amazon.com, Inc.            1.69%
                      ------------------------------------
                      VeriSign, Inc.              1.65%
                      ------------------------------------
                      CONSOL Energy, Inc.         1.61%
                      ------------------------------------
                      AMETEK, Inc.                1.54%
                      ------------------------------------
                      EOG Resources, Inc.         1.53%
                      ------------------------------------
                      Juniper Networks, Inc.      1.52%
                      ------------------------------------
                      Rockwell Collins, Inc.      1.43%
                      ------------------------------------
                      DST Systems, Inc.           1.42%
                      ------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Basic Materials              1.3%
Communications              18.1%
Cyclical                    15.4%
Energy                      12.5%
Financials                   5.0%
Industrial                  12.9%
Non-Cyclical                21.3%
Technology                  13.5%



--------
/1/ The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Index does not include fees or expenses and is not available for direct investment.


--------------------------------------------------------------------------------
                                      1

--------------------------------------------------------------------------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO              FOR THE YEAR ENDED 12/31/07
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


               T. ROWE PRICE MID-CAP GROWTH PORTFOLIO MANAGED BY
     T. ROWE PRICE ASSOCIATES, INC. VS. RUSSELL MIDCAP(R) GROWTH INDEX/1/
                           Growth Based on $10,000+

                                   [CHART]

                                 Russell Mid
                   Fund          Cap Growth
                  -------        -----------
  2/12/2001       $10,000         $10,000
 12/31/2001         8,340           8,238
 12/31/2002         4,668           5,981
 12/31/2003         6,378           8,535
 12/31/2004         7,515           9,855
 12/31/2005         8,613          11,047
 12/31/2006         9,145          12,225
 12/31/2007        10,759          13,623




    -------------------------------------------------------------------
                                          Average Annual Return/2/
                                       (for the year ended 12/31/07)
    -------------------------------------------------------------------
                                                              Since
                                      1 year 3 Year 5 Year Inception/3/
    -------------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth
    Portfolio--Class A                17.85% 12.99% 18.51%    1.75%
--  Class B                           17.64% 12.70% 18.17%    1.07%
    Class E                           17.62% 12.80% 18.28%    6.32%
    -------------------------------------------------------------------
- - Russell Midcap(R) Growth Index/1/ 11.43% 11.39% 17.90%    3.27%
    -------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO      ------------- ------------- ---------------
  Class A
  Actual                                      $1,000.00     $1,022.90        $4.03
  Hypothetical (5% return before expenses)     1,000.00      1,021.22         4.02
------------------------------------------  ------------- ------------- ---------------
  Class B
  Actual                                      $1,000.00     $1,022.20        $5.30
  Hypothetical (5% return before expenses)     1,000.00      1,019.96         5.30
------------------------------------------  ------------- ------------- ---------------
  Class E
  Actual                                      $1,000.00     $1,022.10        $4.79
  Hypothetical (5% return before expenses)     1,000.00      1,020.47         4.79
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.79%, 1.04%, and 0.94% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

        ------------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                             SHARES     (NOTE 2)
        ------------------------------------------------------------------

        COMMON STOCKS - 94.9%
        AEROSPACE & DEFENSE - 2.4%
        Alliant Techsystems, Inc.*(a)..........  92,000 $    10,465,920
        Rockwell Collins, Inc.................. 215,000      15,473,550
                                                        ---------------
                                                             25,939,470
                                                        ---------------
        AIR FREIGHT & LOGISTICS - 0.3%
        UTI Worldwide, Inc..................... 183,000       3,586,800
                                                        ---------------
        AIRLINES - 0.8%
        Southwest Airlines Co.................. 690,000       8,418,000
                                                        ---------------
        AUTO COMPONENTS - 1.0%
        WABCO Holdings, Inc.................... 216,000      10,819,440
                                                        ---------------
        BEVERAGES - 0.1%
        Cott Corp.*(a)......................... 227,000       1,511,820
                                                        ---------------
        BIOTECHNOLOGY - 3.7%
        Alkermes, Inc.*........................ 240,000       3,741,600
        Amylin Pharmaceuticals, Inc.*(a).......  91,000       3,367,000
        Cephalon, Inc.*(a)..................... 167,000      11,983,920
        Gilead Sciences, Inc.*.................  45,000       2,070,450
        Human Genome Sciences, Inc.*(a)........ 300,000       3,132,000
        Medarex, Inc.*(a)...................... 211,000       2,198,620
        Myriad Genetics, Inc.*(a)..............  60,000       2,785,200
        OSI Pharmaceuticals, Inc.*(a)..........  72,000       3,492,720
        PDL BioPharma, Inc.*................... 102,000       1,787,040
        Theravance, Inc.*(a)................... 110,000       2,145,000
        Vertex Pharmaceuticals, Inc.*(a)....... 160,000       3,716,800
                                                        ---------------
                                                             40,420,350
                                                        ---------------
        BUILDING PRODUCTS - 0.4%
        Trane, Inc.............................  91,000       4,250,610
                                                        ---------------
        CAPITAL MARKETS - 1.9%
        Affiliated Managers Group, Inc.*(a)....  46,000       5,403,160
        Eaton Vance Corp.(a)................... 233,000      10,580,530
        Och-Ziff Capital Management Group LLC -
          Class A*(a).......................... 175,400       4,609,512
                                                        ---------------
                                                             20,593,202
                                                        ---------------
        COMMERCIAL BANKS - 0.2%
        SVB Financial Group*(a)................  35,000       1,764,000
                                                        ---------------
        COMMERCIAL SERVICES & SUPPLIES - 2.4%
        Corporate Executive Board Co.(a).......  36,000       2,163,600
        IHS, Inc. - Class A*...................  78,000       4,723,680
        Manpower, Inc.......................... 127,000       7,226,300
        Monster Worldwide, Inc.*............... 235,000       7,614,000
        Robert Half International, Inc......... 177,000       4,786,080
                                                        ---------------
                                                             26,513,660
                                                        ---------------
        COMMUNICATIONS EQUIPMENT - 3.0%
        ADTRAN, Inc.(a)........................  88,000       1,881,440
        Ciena Corp.*(a)........................ 120,000       4,093,200
        Harris Corp............................  90,000       5,641,200

          -----------------------------------------------------------
          SECURITY                                        VALUE
          DESCRIPTION                         SHARES     (NOTE 2)
          -----------------------------------------------------------

          COMMUNICATIONS EQUIPMENT - CONTINUED
          JDS Uniphase Corp.*(a)............. 338,000 $     4,495,400
          Juniper Networks, Inc.*............ 496,000      16,467,200
                                                      ---------------
                                                           32,578,440
                                                      ---------------
          COMPUTERS & PERIPHERALS - 1.3%
          Avid Technology, Inc.*(a).......... 132,000       3,740,880
          Seagate Technology................. 427,000      10,888,500
                                                      ---------------
                                                           14,629,380
                                                      ---------------
          CONSTRUCTION & ENGINEERING - 0.7%
          Quanta Services, Inc.*(a).......... 274,000       7,189,760
                                                      ---------------
          DISTRIBUTORS - 0.2%
          LKQ Corp.*.........................  90,000       1,891,800
                                                      ---------------
          DIVERSIFIED FINANCIAL SERVICES - 0.4%
          Interactive Brokers Group, Inc.*(a) 149,000       4,815,680
                                                      ---------------
          ELECTRICAL EQUIPMENT - 4.7%
          AMETEK, Inc........................ 357,000      16,721,880
          First Solar, Inc.*.................  25,000       6,678,500
          Roper Industries, Inc.............. 319,000      19,950,260
          Sunpower Corp. - Class A*(a).......  55,000       7,171,450
                                                      ---------------
                                                           50,522,090
                                                      ---------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.8%
          Cogent, Inc.*(a)...................  73,000         813,950
          Dolby Laboratories, Inc.*.......... 188,000       9,347,360
          FLIR Systems, Inc.*(a)............. 432,000      13,521,600
          Jabil Circuit, Inc................. 430,000       6,566,100
                                                      ---------------
                                                           30,249,010
                                                      ---------------
          ENERGY EQUIPMENT & SERVICES - 4.5%
          BJ Services Co..................... 361,000       8,757,860
          Cameron International Corp.*....... 120,000       5,775,600
          FMC Technologies, Inc.*............ 186,000      10,546,200
          Smith International, Inc........... 276,000      20,382,600
          TETRA Technologies, Inc.*(a)....... 174,000       2,709,180
          Trican Well Service, Ltd...........  46,000         895,324
                                                      ---------------
                                                           49,066,764
                                                      ---------------
          FOOD & STAPLES RETAILING - 1.3%
          Shoppers Drug Mart Corp............ 106,000       5,717,814
          Whole Foods Market, Inc.(a)........ 203,000       8,282,400
                                                      ---------------
                                                           14,000,214
                                                      ---------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
          C.R. Bard, Inc.....................  77,000       7,299,600
          Edwards Lifesciences Corp.*(a)..... 219,000      10,071,810
          Gen-Probe, Inc.*...................  80,000       5,034,400
          ResMed, Inc.*(a)...................  63,000       3,309,390
                                                      ---------------
                                                           25,715,200
                                                      ---------------
          HEALTH CARE PROVIDERS & SERVICES - 2.5%
          Community Health Systems, Inc.*(a). 182,000       6,708,520
          Coventry Health Care, Inc.*........  62,000       3,673,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

         -----------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -----------------------------------------------------------------

         HEALTH CARE PROVIDERS & SERVICES - CONTINUED
         DaVita, Inc.*.........................  30,000 $     1,690,500
         Health Net, Inc.*..................... 107,000       5,168,100
         Henry Schein, Inc.*................... 117,000       7,183,800
         Laboratory Corporation of America
           Holdings*...........................  34,000       2,568,020
                                                        ---------------
                                                             26,992,440
                                                        ---------------
         HEALTH CARE TECHNOLOGY - 0.5%
         Cerner Corp.*(a)......................  99,000       5,583,600
                                                        ---------------
         HOTELS, RESTAURANTS & LEISURE - 5.0%
         Cheesecake Factory, Inc. (The)*(a).... 155,000       3,675,050
         Chipotle Mexican Grill, Inc.*(a)......  94,000      11,566,700
         Gaylord Entertainment Co.*(a)......... 142,000       5,746,740
         International Game Technology......... 305,000      13,398,650
         Marriott International, Inc. - Class A 233,300       7,974,194
         Melco PBL Entertainment (Macau),
           Ltd. (ADR)*.........................  67,300         777,988
         P.F. Chang's China Bistro, Inc.*(a)...  72,000       1,644,480
         Panera Bread Co.*(a)..................  29,000       1,038,780
         Pinnacle Entertainment, Inc.*(a)...... 118,000       2,780,080
         Tim Hortons, Inc.(a).................. 147,000       5,428,710
                                                        ---------------
                                                             54,031,372
                                                        ---------------
         HOUSEHOLD DURABLES - 1.1%
         Harman International Industries, Inc.. 169,000      12,456,990
                                                        ---------------
         INSURANCE - 2.2%
         Assurant, Inc......................... 154,000      10,302,600
         Axis Capital Holdings, Ltd............ 220,000       8,573,400
         Principal Financial Group, Inc........  78,000       5,369,520
                                                        ---------------
                                                             24,245,520
                                                        ---------------
         INTERNET & CATALOG RETAIL - 2.4%
         Amazon.com, Inc.*..................... 198,000      18,342,720
         Expedia, Inc.*........................ 258,700       8,180,094
                                                        ---------------
                                                             26,522,814
                                                        ---------------
         INTERNET SOFTWARE & SERVICES - 2.4%
         CNET Networks, Inc.*(a)............... 525,000       4,798,500
         Digital River, Inc.*(a)...............  90,000       2,976,300
         VeriSign, Inc.*(a).................... 475,000      17,864,750
                                                        ---------------
                                                             25,639,550
                                                        ---------------
         IT SERVICES - 6.4%
         DST Systems, Inc.*(a)................. 186,000      15,354,300
         Fiserv, Inc.*......................... 186,000      10,321,140
         Global Payments, Inc.................. 224,000      10,420,480
         Iron Mountain, Inc.*(a)............... 276,000      10,217,520
         SAIC, Inc.*(a)........................ 549,000      11,045,880
         Western Union Co...................... 490,000      11,897,200
                                                        ---------------
                                                             69,256,520
                                                        ---------------

       --------------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                               SHARES     (NOTE 2)
       --------------------------------------------------------------------

       LIFE SCIENCES TOOLS & SERVICES - 2.7%
       Affymetrix, Inc.*(a)..................... 210,000 $     4,859,400
       Applera Corp............................. 244,000       8,276,480
       Illumina, Inc.*(a).......................  91,000       5,392,660
       Millipore Corp.*.........................  51,800       3,790,724
       Qiagen N.V.*(a).......................... 312,000       6,567,600
                                                         ---------------
                                                              28,886,864
                                                         ---------------
       MACHINERY - 2.8%
       Danaher Corp.............................  59,000       5,176,660
       IDEX Corp................................ 253,000       9,140,890
       ITT Industries, Inc...................... 137,000       9,047,480
       Oshkosh Truck Corp....................... 150,000       7,089,000
                                                         ---------------
                                                              30,454,030
                                                         ---------------
       MEDIA - 3.9%
       Cablevision Systems Corp.*............... 250,000       6,125,000
       Clear Channel Outdoor Holdings, Inc.*(a). 271,000       7,495,860
       Discovery Holding Co.*................... 361,000       9,075,540
       Dreamworks Animation SKG, Inc. -
         Class A*............................... 128,000       3,269,120
       Lamar Advertising Co. - Class A(a)....... 254,500      12,233,815
       XM Satellite Radio Holdings, Inc. -
         Class A*(a)............................ 365,000       4,467,600
                                                         ---------------
                                                              42,666,935
                                                         ---------------
       METALS & MINING - 1.2%
       Agnico-Eagle Mines, Ltd.................. 155,000       8,467,650
       Teck Cominco, Ltd. - Class B(a).......... 134,000       4,785,140
                                                         ---------------
                                                              13,252,790
                                                         ---------------
       OIL, GAS & CONSUMABLE FUELS - 6.1%
       CNX Gas Corp.*(a)........................ 195,000       6,230,250
       CONSOL Energy, Inc....................... 244,000      17,450,880
       EOG Resources, Inc....................... 186,000      16,600,500
       Murphy Oil Corp.......................... 126,000      10,689,840
       Peabody Energy Corp......................  89,000       5,485,960
       SandRidge Energy, Inc.*..................  29,000       1,039,940
       XTO Energy, Inc.......................... 168,000       8,628,480
                                                         ---------------
                                                              66,125,850
                                                         ---------------
       PHARMACEUTICALS - 3.1%
       Barr Pharmaceuticals, Inc.*.............. 152,000       8,071,200
       Elan Corp. Plc (ADR)*.................... 458,000      10,066,840
       Medicis Pharmaceutical Corp. - Class A(a) 190,000       4,934,300
       Sepracor, Inc.*.......................... 100,000       2,625,000
       Valeant Pharmaceuticals International*(a) 269,000       3,219,930
       Warner Chilcott, Ltd.*(a)................ 240,000       4,255,200
                                                         ---------------
                                                              33,172,470
                                                         ---------------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.8%
       Altera Corp.............................. 426,000       8,230,320
       Intersil Corp. - Class A................. 335,000       8,200,800

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


       --------------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                               SHARES     (NOTE 2)
       --------------------------------------------------------------------

       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
       Marvell Technology Group, Ltd.*.......... 463,000 $     6,472,740
       Microchip Technology, Inc.(a)............ 252,000       7,917,840
       ON Semiconductor Corp.*(a)............... 614,000       5,452,320
       PMC-Sierra, Inc.*(a)..................... 600,000       3,924,000
       Teradyne, Inc.*.......................... 415,000       4,291,100
       Xilinx, Inc.............................. 368,000       8,048,160
                                                         ---------------
                                                              52,537,280
                                                         ---------------
       SOFTWARE - 4.0%
       Amdocs, Ltd.*............................ 304,000      10,478,880
       Autodesk, Inc.*..........................  77,000       3,831,520
       Intuit, Inc.*............................ 120,000       3,793,200
       Jack Henry & Associates, Inc............. 190,000       4,624,600
       McAfee, Inc.*............................ 188,000       7,050,000
       NAVTEQ Corp.*............................  12,000         907,200
       Red Hat, Inc.*(a)........................ 453,000       9,440,520
       Salesforce.com, Inc.*(a).................  46,000       2,883,740
                                                         ---------------
                                                              43,009,660
                                                         ---------------
       SPECIALTY RETAIL - 4.3%
       Bed Bath & Beyond, Inc.*................. 246,000       7,229,940
       Best Buy Co., Inc.(a).................... 127,000       6,686,550
       CarMax, Inc.*(a)......................... 394,000       7,781,500
       J. Crew Group, Inc.*(a).................. 123,000       5,929,830
       O' Reilly Automotive, Inc.*.............. 247,000       8,010,210
       PetSmart, Inc............................ 323,000       7,600,190
       Williams-Sonoma, Inc.(a)................. 114,000       2,952,600
                                                         ---------------
                                                              46,190,820
                                                         ---------------
       TEXTILES, APPAREL & LUXURY GOODS - 0.2%
       Under Armour, Inc. - Class A*(a).........  48,000       2,096,160
                                                         ---------------
       TRADING COMPANIES & DISTRIBUTORS - 0.6%
       Fastenal Co.(a).......................... 138,000       5,577,960
       MSC Industrial Direct Co., Inc. - Class A  30,000       1,214,100
                                                         ---------------
                                                               6,792,060
                                                         ---------------
       WIRELESS TELECOMMUNICATION SERVICES - 4.2%
       American Tower Corp. - Class A*.......... 241,000      10,266,600
       Crown Castle International Corp.*........ 277,000      11,523,200
       Leap Wireless International, Inc.*(a).... 173,000       8,068,720
       Metropcs Communications, Inc.*........... 243,000       4,726,350
       Rogers Communications, Inc. - Class B.... 167,000       7,556,750
       SBA Communications Corp.*................  92,000       3,113,280
                                                         ---------------
                                                              45,254,900
                                                         ---------------
       Total Common Stocks
       (Cost $836,053,212)                                 1,029,644,315
                                                         ---------------

   --------------------------------------------------------------------------
   SECURITY                                         PAR           VALUE
   DESCRIPTION                                     AMOUNT        (NOTE 2)
   --------------------------------------------------------------------------

   SHORT-TERM INVESTMENTS - 27.9%
   State Street Navigator Securities Lending
     Prime Portfolio(b)........................ $240,790,144 $   240,790,144
   T. Rowe Price Government Reserve
     Investment Fund**.........................   61,197,998      61,197,998
                                                             ---------------
   Total Short-term Investments
   (Cost $301,988,142)                                           301,988,142
                                                             ---------------

   TOTAL INVESTMENTS - 122.8%
   (Cost $1,138,041,354)                                       1,331,632,457

   Other Assets and Liabilities (net) - (22.8)%                 (247,073,605)
                                                             ---------------

   TOTAL NET ASSETS - 100.0%                                 $ 1,084,558,852
                                                             ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
** Affiliated issuer
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.
ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $1,090,842,313
   Collateral for securities on loan                                        240,790,144
   Receivable for investments sold                                               11,913
   Receivable for Trust shares sold                                             821,540
   Dividends receivable                                                         284,078
   Interest receivable                                                          268,882
                                                                         --------------
     Total assets                                                         1,333,018,870
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                    5,582,961
     Trust shares redeemed                                                    1,043,694
     Distribution and services fees--Class B                                    111,057
     Distribution and services fees--Class E                                      4,739
     Collateral for securities on loan                                      240,790,144
     Investment advisory fee (Note 3)                                           673,311
     Administration fee                                                           5,637
     Custodian and accounting fees                                              112,253
   Accrued expenses                                                             136,222
                                                                         --------------
     Total liabilities                                                      248,460,018
                                                                         --------------
NET ASSETS                                                               $1,084,558,852
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $  779,996,855
   Accumulated net realized gain                                            110,654,036
   Unrealized appreciation on investments and foreign currency              193,592,582
   Undistributed net investment income                                          315,379
                                                                         --------------
     Total                                                               $1,084,558,852
                                                                         ==============
NET ASSETS
   Class A                                                               $  524,199,511
                                                                         ==============
   Class B                                                                  523,045,390
                                                                         ==============
   Class E                                                                   37,313,951
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                   53,350,236
                                                                         ==============
   Class B                                                                   54,163,938
                                                                         ==============
   Class E                                                                    3,837,273
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $         9.83
                                                                         ==============
   Class B                                                                         9.66
                                                                         ==============
   Class E                                                                         9.72
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost, excluding Securities Lending                      $  897,251,210

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $  6,453,100
   Interest (2)                                                                589,274
   Income earned from affiliated transactions (Note 10)                      2,140,690
                                                                          ------------
       Total investment income                                               9,183,064
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          7,316,173
   Administration fees                                                          66,142
   Custody and accounting fees                                                  73,009
   Distribution fee--Class B                                                 1,217,936
   Distribution fee--Class E                                                    43,933
   Transfer agent fees                                                          17,011
   Audit                                                                        29,339
   Legal                                                                        20,391
   Trustee fees and expenses                                                    16,058
   Shareholder reporting                                                       226,316
   Insurance                                                                    12,028
   Other                                                                         7,805
                                                                          ------------
       Total expenses                                                        9,046,141
       Less fees waived and expenses reimbursed by the Manager                (164,614)
       Less broker commission recapture                                        (33,352)
                                                                          ------------
   Net expenses                                                              8,848,175
                                                                          ------------
   Net investment income                                                       334,889
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY
   Net realized gain on:
       Investments                                                         110,437,698
       Foreign currency                                                         13,844
                                                                          ------------
   Net realized gain on investments and foreign currency                   110,451,542
                                                                          ------------
   Net change in unrealized appreciation on:
       Investments                                                          38,665,480
       Foreign currency                                                            136
                                                                          ------------
   Net change in unrealized appreciation on investments and foreign
       currency                                                             38,665,616
                                                                          ------------
   Net realized and change in unrealized gain on investments and
       foreign currency                                                    149,117,158
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $149,452,047
                                                                          ============

---------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $     42,972
(2)Interest income includes securities lending income of:                      589,274

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO
                                                                           Year Ended     Year Ended
                                                                          December 31,   December 31,
                                                                              2007           2006
                                                                         --------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $      334,889  $  1,628,001
   Net realized gain on investments and foreign currency                    110,451,542    42,527,357
   Net change in unrealized appreciation on investments and foreign
       currency                                                              38,665,616     5,413,703
                                                                         --------------  ------------
   Net increase in net assets resulting from operations                     149,452,047    49,569,061
                                                                         --------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (1,028,494)           --
     Class B                                                                     (4,747)           --
     Class E                                                                    (23,661)           --
   From net realized gains
     Class A                                                                (19,616,047)   (9,673,087)
     Class B                                                                (21,687,725)  (15,221,389)
     Class E                                                                 (1,207,133)     (915,496)
                                                                         --------------  ------------
   Net decrease in net assets resulting from distributions                  (43,567,807)  (25,809,972)
                                                                         --------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                143,192,427   155,626,079
     Class B                                                                145,815,714    69,550,080
     Class E                                                                 17,202,309     5,686,840
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 20,644,541     9,673,087
     Class B                                                                 21,692,472    15,221,389
     Class E                                                                  1,230,794       915,496
   Cost of shares repurchased
     Class A                                                                (75,726,269)  (48,106,132)
     Class B                                                               (151,783,256)  (65,964,263)
     Class E                                                                 (8,981,734)   (7,545,503)
                                                                         --------------  ------------
   Net increase in net assets from capital share transactions               113,286,998   135,057,073
                                                                         --------------  ------------
TOTAL INCREASE IN NET ASSETS                                                219,171,238   158,816,162
   Net assets at beginning of period                                        865,387,614   706,571,452
                                                                         --------------  ------------
   Net assets at end of period                                           $1,084,558,852  $865,387,614
                                                                         ==============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $      315,379  $  1,609,345
                                                                         ==============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                 CLASS A
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                                   ---------------------------------------------------
                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------------
                                                                            2007       2006       2005       2004        2003
                                                                         ------     ------     ------     ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 8.76     $ 8.49     $ 7.55     $ 6.39      $ 4.66
                                                                         ------     ------     ------     ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................................   0.02 (a)   0.03 (a)  (0.01)(a)  (0.03)(a)   (0.02)(a)
Net Realized/Unrealized Gain on Investments.............................   1.50       0.53       1.13       1.19        1.75
                                                                         ------     ------     ------     ------      ------
Total from Investment Operations........................................   1.52       0.56       1.12       1.16        1.73
                                                                         ------     ------     ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from Net Investment Income....................................  (0.02)        --         --         --          --
Distributions from Net Realized Capital Gains...........................  (0.43)     (0.29)     (0.18)        --          --
                                                                         ------     ------     ------     ------      ------
Total Distributions.....................................................  (0.45)     (0.29)     (0.18)        --          --
                                                                         ------     ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 9.83     $ 8.76     $ 8.49     $ 7.55      $ 6.39
                                                                         ======     ======     ======     ======      ======
TOTAL RETURN                                                              17.85%      6.56%     14.87 %    18.15 %     37.12 %
Ratio of Expenses to Average Net Assets**...............................   0.78%      0.81%      0.80 %     0.90 %      0.91 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    N/A        N/A        N/A        N/A        0.83 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.80%      0.81%      0.81 %     0.83 %(b)   0.92 %(b)
Ratio of Net Investment Income (Loss) to Average Net Assets.............   0.16%      0.32%     (0.08)%    (0.41)%     (0.37)%
Portfolio Turnover Rate.................................................   35.5%      33.7%      23.0 %     51.7 %      56.5 %
Net Assets, End of Period (in millions)................................. $524.2     $386.8     $258.6     $145.7      $ 34.8

                                                                                                 CLASS B
                                                                         ---------------------------------------------------
                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------------
                                                                            2007       2006       2005       2004        2003
                                                                         ------     ------     ------     ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 8.62     $ 8.38     $ 7.47     $ 6.34      $ 4.64
                                                                         ------     ------     ------     ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................................  (0.01)(a)   0.01 (a)  (0.03)(a)  (0.05)(a)   (0.04)(a)
Net Realized/Unrealized Gain on Investments.............................   1.48       0.52       1.12       1.18        1.74
                                                                         ------     ------     ------     ------      ------
Total from Investment Operations........................................   1.47       0.53       1.09       1.13        1.70
                                                                         ------     ------     ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from Net Investment Income....................................  (0.00)+       --         --         --          --
Distributions from Net Realized Capital Gains...........................  (0.43)     (0.29)     (0.18)        --          --
                                                                         ------     ------     ------     ------      ------
Total Distributions.....................................................  (0.43)     (0.29)     (0.18)        --          --
                                                                         ------     ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 9.66     $ 8.62     $ 8.38     $ 7.47      $ 6.34
                                                                         ======     ======     ======     ======      ======
TOTAL RETURN                                                              17.64 %     6.16%     14.63 %    17.82 %     36.64 %
Ratio of Expenses to Average Net Assets**...............................   1.03 %     1.05%      1.05 %     1.16 %      1.18 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    N/A        N/A        N/A        N/A        1.12 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   1.05 %     1.06%      1.06 %     1.07 %(b)   1.16 %(b)
Ratio of Net Investment Income (Loss) to Average Net Assets.............  (0.08)%     0.12%     (0.34)%    (0.69)%     (0.64)%
Portfolio Turnover Rate.................................................   35.5 %     33.7%      23.0 %     51.7 %      56.5 %
Net Assets, End of Period (in millions)................................. $523.0     $453.6     $422.6     $345.0      $307.7

+  Rounds to less than $0.005 per share.
** Prior to 5/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                  CLASS E
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                                   ---------------------------------------------
                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------
                                                                            2007        2006       2005       2004
                                                                         ------      ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 8.67      $ 8.42     $ 7.50     $ 6.36
                                                                         ------      ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)............................................   0.00 +(a)   0.02 (a)  (0.02)(a)  (0.04)(a)
Net Realized/Unrealized Gain on Investments.............................   1.49        0.52       1.12       1.18
                                                                         ------      ------     ------     ------
Total from Investment Operations........................................   1.49        0.54       1.10       1.14
                                                                         ------      ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.01)         --         --         --
Distributions from Net Realized Capital Gains...........................  (0.43)      (0.29)     (0.18)        --
                                                                         ------      ------     ------     ------
Total Distributions.....................................................  (0.44)      (0.29)     (0.18)        --
                                                                         ------      ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 9.72      $ 8.67     $ 8.42     $ 7.50
                                                                         ======      ======     ======     ======
TOTAL RETURN                                                              17.62%       6.38%     14.70 %    17.92 %
Ratio of Expenses to Average Net Assets**...............................   0.93%       0.95%      0.95 %     1.05 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    N/A         N/A        N/A        N/A
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.95%       0.96%      0.96 %     0.97 %(b)
Ratio of Net Investment Income (Loss) to Average Net Assets.............   0.00%+      0.22%     (0.24)%    (0.57)%
Portfolio Turnover Rate.................................................   35.5%       33.7%      23.0 %     51.7 %
Net Assets, End of Period (in millions)................................. $ 37.3      $ 25.0     $ 25.4     $ 21.5

SELECTED PER SHARE DATA FOR THE YEAR ENDED:


T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                                   -------

                                                                         -------
                                                                            2003
                                                                         ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 4.65
                                                                         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)............................................  (0.03)(a)
Net Realized/Unrealized Gain on Investments.............................   1.74
                                                                         ------
Total from Investment Operations........................................   1.71
                                                                         ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................     --
Distributions from Net Realized Capital Gains...........................     --
                                                                         ------
Total Distributions.....................................................     --
                                                                         ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 6.36
                                                                         ======
TOTAL RETURN                                                              36.77 %
Ratio of Expenses to Average Net Assets**...............................   1.08 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........   1.01 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   1.06 %(b)
Ratio of Net Investment Income (Loss) to Average Net Assets.............  (0.54)%
Portfolio Turnover Rate.................................................   56.5 %
Net Assets, End of Period (in millions)................................. $ 10.8

+  Rounds to less than $0.005 per share
** Prior to 5/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is T. Rowe Price Mid-Cap Growth Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with T. Rowe Price Associates, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                        Management Fees
                                       earned by Manager
                                       for the year ended
Portfolio                              December 31, 2007  % per annum Average Daily Net Assets
---------                              ------------------ ----------- ------------------------

T. Rowe Price Mid-Cap Growth Portfolio     $7,316,173        0.75%              All

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ----------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         T. Rowe Price Mid-Cap Growth Portfolio  0.90%   1.15%   1.05%

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Effective February 17, 2005, the Adviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Adviser for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) the Adviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its advisory fee for T. Rowe Price Mid-Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The waiver schedule for the period January 1 through December 31, 2007 was:

                Percentage Fee Waiver      Combined Assets
                --------------------- --------------------------

                        0.0%          First $750,000,000

                        5.0%          Next $750,000,000

                        7.5%          Next $1,500,000,000

                        10.0%         Excess over $3,000,000,000

The amount waived for the year ended December 31, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                             Shares Issued              Net Increase
                                                                Through                  (Decrease)
                                       Beginning    Shares     Dividend      Shares      in Shares     Ending
                                        Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
-                                      ---------- ---------- ------------- -----------  ------------ ----------

T. Rowe Price Mid-Cap Growth Portfolio

 Class A

 12/31/2007                            44,154,207 14,944,378   2,271,127    (8,019,476)   9,196,029  53,350,236
 12/31/2006                            30,457,763 18,178,947   1,100,465    (5,582,968)  13,696,443  44,154,207

 Class B

 12/31/2007                            52,647,327 15,354,750   2,423,740   (16,261,879)   1,516,611  54,163,938
 12/31/2006                            50,437,152  8,257,663   1,757,666    (7,805,154)   2,210,175  52,647,327

 Class E

 12/31/2007                             2,883,542  1,775,007     136,603      (957,879)     953,731   3,837,273
 12/31/2006                             3,014,778    660,484     105,109      (896,829)    (131,236)  2,883,542

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

T. Rowe Price Mid-Cap Growth Portfolio       $--        $404,184,799        $--        $331,777,694

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

5. INVESTMENT TRANSACTIONS - CONTINUED


At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                          Federal        Gross         Gross
                                         Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                   Cost      Appreciation (Depreciation)  Appreciation
---------                              -------------- ------------ -------------- --------------

T. Rowe Price Mid-Cap Growth Portfolio $1,138,089,272 $245,084,209  $(51,541,024)  $193,543,185

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                      Value of    Value of
                                         Value of       Cash      Non-Cash      Total
                                        Securities   Collateral  Collateral*  Collateral
-                                      ------------ ------------ ----------- ------------

T. Rowe Price Mid-Cap Growth Portfolio $254,235,197 $240,790,144 $19,614,055 $260,404,199

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                          Ordinary Income    Long-Term Capital Gain           Total
                                       --------------------- ----------------------- -----------------------
                                          2007       2006       2007        2006        2007        2006
                                       ---------- ---------- ----------- ----------- ----------- -----------

T. Rowe Price Mid-Cap Growth Portfolio $5,276,388 $2,981,342 $38,291,419 $22,828,630 $43,567,807 $25,809,972

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed     Net
                                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                          Income         Gain      Appreciation   and Deferrals       Total
                                       ------------- ------------- ------------ ------------------ ------------

T. Rowe Price Mid-Cap Growth Portfolio  $19,898,632   $91,118,701  $193,544,664        $--         $304,561,997

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



10. AFFILIATED ISSUER

At the end of the year, the Portfolio was the owner of record of 5% or more of the total outstanding voting shares of the following Investment Company:

                                     Number of                                          Number of      Income earned from
                                  shares held at   Shares purchased   Shares sold    shares held at   affiliates during the
Security Description             December 31, 2006 during the year  during the year December 31, 2007         year
--------------------             ----------------- ---------------- --------------- ----------------- ---------------------

T. Rowe Price Government Reserve
  Investment Fund                   23,138,429       240,246,630     (202,187,061)     61,197,998          $2,140,690

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the T. Rowe Price Mid-Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with T. Rowe Price Associates, Inc. (the "TRP Adviser") for investment advisory services in connection with the investment management for the T. Rowe Price Mid Cap Growth Portfolio ("TRP Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the TRP Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the TRP Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the TRP Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the TRP Portfolio within its performance universe. The Board took into account that the TRP Portfolio ranked above the median and the Lipper index of its performance universe for each of the one-, three- and five-year periods. The Board considered the analysis provided in the B-M Report demonstrating that the TRP Portfolio ranked above the Russell Midcap Growth benchmark return for both the one- and three-year periods, and below the Russell Midcap Growth benchmark return for the five-year period. The Board also considered that the TRP Portfolio outperformed its Morningstar Mid-Cap Growth category for the one-, three- and five-year periods ending June 30, 2007. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the TRP Portfolio's performance was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fee and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the TRP Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the TRP Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the TRP Portfolio's actual management fees were below the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the TRP Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the TRP Portfolio's contractual management fees were above the normalized median of the expense group at the TRP Portfolio's current size. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the TRP Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the TRP Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the TRP Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

The Board noted that the TRP Portfolio's management fee schedule does not contain breakpoints. Among other data, the Board examined the effect of the TRP Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. According to the Bobroff Mack statistical analysis, the fee schedule was believed to be slightly below the average of comparable funds at lower asset levels, and slightly above the average of comparable funds at higher asset levels, but close to industry norms at any asset level. The Board took into account the fact that the advisory fee is paid by the Manager out of the management fee. The Board also noted that if the TRP Portfolio's assets increase over time, the TRP Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution

Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the TRP Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreement for the TRP Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the TRP Adviser's ability to perform under its Advisory Agreement. These factors included: the TRP Adviser's financial condition; the TRP Adviser's current level of staffing and its overall resources, as well as its compensation program; the TRP Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the TRP Adviser's management style and long-term performance record with respect to the TRP Portfolio; and the TRP Portfolio's performance record. With respect to the TRP Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the TRP Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the TRP Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the TRP Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the TRP Adviser's investment process and philosophy. The Board considered that the TRP Adviser's responsibilities include the development and maintenance of an investment program for the TRP Portfolio which is consistent with the TRP Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the TRP Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the TRP Portfolio's advisory fees based on comparative fee and expense information and other factors, including, the TRP Adviser's estimated profitability from its relationship with the TRP Portfolio as described below and possible economies of scale as discussed above. With respect to the TRP Portfolio, the Board also compared the subadvisory fees paid to fees charged by the TRP Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act.

PROFITABILITY. In considering the profitability to the TRP Adviser of its relationship with the TRP Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received an income statement with respect to the TRP Adviser's operation overall, which was represented to be an indication of the profitability of the TRP Adviser's relationship with the TRP Portfolio, but no portfolio specific data. Therefore, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the TRP Adviser and its affiliates by virtue of the TRP Adviser's relationship to the TRP Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the TRP Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the TRP Adviser, the Board determined approval of the Advisory Agreement for the TRP Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the TRP Portfolio.

                          MET INVESTORS SERIES TRUST


                            Third Avenue Small Cap
                                Value Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO              FOR THE YEAR ENDED 12/31/07
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

For the year ended December 31, 2007, the Portfolio had a return of -2.79% and -3.02% for Class A and B Shares, respectively, versus -9.78% for the benchmark Russell 2000(R)/1/ Value and -1.57% for the Russell 2000(R)/2/ Indices.

PORTFOLIO REVIEW

The Portfolio's performance benefited from strong returns in various commodity-related names such as Fording Canadian Coal, Cimarex and Agrium. (Note that Fund management sold shares of Agrium due to valuation). Resource conversions/ acquisitions were another driver of positive performance for the year. These included American Power Conversion Corp, Pogo Producing Company, Bandag and Sabre Group.

On the downside, significant detractors to performance during the year included K-Swiss Inc, which has been negatively affected by some of the competitive challenges in athletic footware, Lexmark International, which has been also been impacted by competition and is undergoing a restructuring, and St. Joe Company, which has been under pressure amid an ongoing housing market/real estate correction. We remain comfortable with each company's financial position and long-term business outlook and have taken advantage of the recent weakness in the shares to add to our positions.

During 2007, we initiated positions in 16 holdings and eliminated 17 holdings, leaving the portfolio with a total of 82 positions. We continued to focus on individual opportunities in various industries that met our "Safe and Cheap/1/" investment criteria. For example, Third Avenue is now investing heavily in the common stocks of companies suffering through the current credit and housing-related crises. We initiated positions in Radian, MGIC, USG Corp. and Louisiana Pacific, the shares of which have languished in the wake of rising mortgage defaults and declining housing prices. In each instance, Third Avenue acquired the shares at meaningful discounts from readily ascertainable net asset values. We also believe that despite lingering concerns about what the credit agencies will do with the guarantors' credit ratings, or how long the housing market downturn will last, these companies continue to enjoy strong financial positions.

We've also added several energy services names including Bronco Drilling, which owns a fleet of 65 drilling rigs used largely by its oil and gas customers in the mid continent region of the U.S. The company's modus operandi has been to acquire and refurbish rigs and, in recent periods put a portion of them under long-term contract, some of which have begun to expire. Current investor pessimism around the drilling industry appears to more than discount what Fund management believes are the industry's favorable, longer-term prospects. Importantly, Bronco management gives every indication that it intends to maintain a conservative financial position--critical in a cyclical and capital intensive business like this one, has exercised discipline with the deployment of its assets, and has just begun to broaden the company's service offerings.

Additionally, we have been finding attractive investment opportunities in Japan. One example is Sapporo Holdings, a Japanese investment holding company focused on beverages, real estate and restaurants. The company owns underutilized and scarce real estate in central Tokyo, brews one of Japan's most recognizable beers, and operates a small chain of restaurants (pubs and beer halls). In addition, the company has a significant portfolio of Japanese securities and other investments, all of which have been financed with reasonable amounts of debt. Based on the company's valuation compared to the prices at which we were able to acquire shares, it appears as if we got some of Sapporo's businesses for "free," suggesting that investment downside is limited.

Sales in the portfolio were primarily a result of resource conversions or significant share price appreciation.

MARKET ENVIRONMENT/CONDITIONS

During the summer, the market in the U.S. in particular, experienced a real credit crisis, which has been most severe for those companies that require access to the capital markets on a regular basis. We emphasize that these are not the types of companies in which Third Avenue invests. Throughout our more than two decades of existence, we have experienced several bear markets, yet the macro market environment has never influenced our investment process. We are long-term investors focused on well-capitalized companies, with strong management teams, trading at discounts to readily ascertainable net asset values. As such, as mentioned above, we have been selectively buying shares of companies impacted by the ongoing housing/credit crisis.

CURRENT OUTLOOK/STRATEGY

We believe the Portfolio remains well-positioned for the long-run. While market events related to credit and housing may impact performance on a short-term basis, we remain enthused about the long-term prospects of our holdings as we believe they are well capitalized and well-managed companies that will emerge as

--------
/1/ The Russell 2000(R) Index is an unmanaged index which measures the performances of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $898.3 million; the median market capitalization was approximately $705.4 million. The largest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

/2/ The Russell 2000(R) Value Index is an unmanaged index which measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

--------
/1/ "Safe" signifies that, in Third Avenue's view, the companies have strong finances, competent management, and an understandable business. "Cheap" signifies that, in Third Avenue's view, the companies' securities are selling for significantly less than what a private buyer might pay for control of the business.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO              FOR THE YEAR ENDED 12/31/07
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


"survivors" once the crisis subsides. Third Avenue, which has a long-term investment horizon, remains focused on identifying well-managed, well-capitalized businesses that we understand, trading at discounts to readily ascertainable net asset values.

IAN LAPEY, Co-Portfolio Manager
CURTIS JENSEN, Co-Portfolio Manager, Chief Investment Officer
THIRD AVENUE MANAGEMENT

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Cimarex Energy Co.          4.81%
                      ------------------------------------
                      Pioneer Drilling Co.        2.77%
                      ------------------------------------
                      Glatfelter                  2.12%
                      ------------------------------------
                      Sycamore Networks, Inc.     2.12%
                      ------------------------------------
                      Westlake Chemical Corp.     2.01%
                      ------------------------------------
                      St. Joe Co. (The)           2.01%
                      ------------------------------------
                      Bronco Drilling Co., Inc.   1.98%
                      ------------------------------------
                      Bristow Group, Inc.         1.85%
                      ------------------------------------
                      K-Swiss, Inc.--Class A      1.82%
                      ------------------------------------
                      USG Corp.                   1.81%
                      ------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Cyclical                      18.6%
Financials                    19.5%
Energy                        18.7%
Industrials                   16.2%
Basic Materials                8.3%
Communications                 7.0%
Technology                     6.1%
Non-Cyclical                   5.6%





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO              FOR THE YEAR ENDED 12/31/07
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

 THIRD AVENUE SMALL CAP VALUE PORTFOLIO MANAGED BY THIRD AVENUE MANAGEMENT LLC
                      VS. RUSSELL 2000(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                                     Russell
                      Fund          2000 Value
                    --------        ----------
      5/1/2002      $10,000           $10,000
    12/31/2002        8,322             7,808
    12/31/2003       11,777            11,403
    12/31/2004       14,933            13,940
    12/31/2005       17,295            14,595
    12/31/2006       19,609            18,024
    12/31/2007       19,062            16,261



    ----------------------------------------------------------------
                                       Average Annual Return/2/
                                    (for the year ended 12/31/07)
    ----------------------------------------------------------------
                                                           Since
                                   1 Year 3 Year 5 Year Inception/3/
    ----------------------------------------------------------------
    Third Avenue Small Cap Value
--  Portfolio--Class A             -2.79% 8.48%  18.03%   12.05%
    Class B                        -3.02% 8.21%  17.78%   11.81%
    ----------------------------------------------------------------
- - Russell 2000(R) Value Index/1/ -9.78% 5.27%  15.80%    8.96%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000(R) Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
THIRD AVENUE SMALL CAP VALUE PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  909.40        $3.71
  Hypothetical (5% return before expenses)     1,000.00      1,021.32         3.92
------------------------------------------  ------------- ------------- ---------------
  Class B
  Actual                                      $1,000.00     $  907.90        $4.91
  Hypothetical (5% return before expenses)     1,000.00      1,020.06         5.19
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.77% and 1.02% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

     ------------------------------------------------------------------------
     SECURITY                                                  VALUE
     DESCRIPTION                                  SHARES      (NOTE 2)
     ------------------------------------------------------------------------

     COMMON STOCKS - 85.3%

     AEROSPACE & DEFENSE - 0.9%
     Herley Industries, Inc.*..................  1,265,556 $    17,401,395
                                                           ---------------

     AUTO COMPONENTS - 1.8%
     Superior Industries International, Inc.(a)  1,893,604      34,406,785
                                                           ---------------

     AUTOMOBILES - 0.6%
     Coachmen Industries, Inc.(a)..............  2,020,631      12,022,754
                                                           ---------------

     BEVERAGES - 1.5%
     Sapporo Holdings, Ltd.....................  3,567,800      28,654,025
                                                           ---------------

     BUILDING PRODUCTS - 2.7%
     Insteel Industries, Inc.(a)...............  1,505,594      17,660,617
     USG Corp.*(a).............................    968,415      34,659,573
                                                           ---------------
                                                                52,320,190
                                                           ---------------

     CAPITAL MARKETS - 0.8%
     Ichiyoshi Securities Co., Ltd.............    481,700       4,346,195
     Westwood Holdings Group, Inc.(a)..........    278,425      10,468,780
                                                           ---------------
                                                                14,814,975
                                                           ---------------

     CHEMICALS - 2.0%
     Westlake Chemical Corp.(a)................  2,027,701      38,506,042
                                                           ---------------

     COMMUNICATIONS EQUIPMENT - 5.2%
     Bel Fuse, Inc. - Class A(a)...............    117,817       4,063,508
     Bel Fuse, Inc. - Class B(a)...............    103,308       3,023,825
     CommScope, Inc.*(a).......................    347,462      17,098,605
     Sycamore Networks, Inc.*(a)............... 10,555,366      40,532,606
     Tellabs, Inc.*............................  5,256,551      34,377,844
                                                           ---------------
                                                                99,096,388
                                                           ---------------

     COMPUTERS & PERIPHERALS - 2.5%
     Electronics for Imaging, Inc.*............    569,111      12,793,615
     Lexmark International, Inc. -
       Class A*(a).............................    989,655      34,499,374
                                                           ---------------
                                                                47,292,989
                                                           ---------------

     DISTRIBUTORS - 0.2%
     Handleman Co.*(a).........................  2,425,933       4,148,345
                                                           ---------------

     DIVERSIFIED FINANCIAL SERVICES - 0.8%
     Leucadia National Corp.(a)................    304,637      14,348,403
                                                           ---------------

     DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
     IDT Corp. - Class B(a)....................  1,227,800      10,374,910
                                                           ---------------

     ELECTRICAL EQUIPMENT & SERVICES - 0.9%
     Encore Wire Corp.(a)......................  1,046,111      16,654,087
                                                           ---------------

       ---------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ---------------------------------------------------------------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.9%
       AVX Corp.(a)...........................  1,325,668 $    17,790,465
       Coherent, Inc.*........................    621,490      15,580,754
       Electro Scientific Industries, Inc.*(a)  1,027,483      20,395,537
       GSI Group, Inc.*.......................  1,497,949      13,841,049
       Ingram Micro, Inc. - Class A*..........    615,450      11,102,718
       Park Electrochemical Corp.(a)..........    502,155      14,180,857
                                                          ---------------
                                                               92,891,380
                                                          ---------------

       ENERGY EQUIPMENT & SERVICES - 7.9%
       Bristow Group, Inc.*(a)................    625,242      35,419,959
       Bronco Drilling Co., Inc.*(a)..........  2,556,203      37,959,615
       Pioneer Drilling Co.*(a)...............  4,468,646      53,087,514
       Tidewater, Inc.(a).....................    461,065      25,294,026
                                                          ---------------
                                                              151,761,114
                                                          ---------------

       FOOD & STAPLES RETAILING - 1.0%
       Circle K Sunkus Co., Ltd...............  1,306,300      19,373,067
                                                          ---------------
       FOOD PRODUCTS - 0.6%
       Industrias Bachoco, S.A. (ADR).........    340,009      10,785,085
                                                          ---------------
       HEALTH CARE PROVIDERS & SERVICES - 0.8%
       Cross Country Healthcare, Inc.*(a).....  1,054,294      15,013,147
                                                          ---------------
       HOTELS, RESTAURANTS & LEISURE - 0.9%
       GuocoLeisure, Ltd.*.................... 10,358,000       7,090,592
       Vail Resorts, Inc.*(a).................    172,379       9,275,714
                                                          ---------------
                                                               16,366,306
                                                          ---------------
       HOUSEHOLD DURABLES - 5.4%
       Cavco Industries, Inc.*(a).............    624,873      21,145,702
       M.D.C. Holdings, Inc.(a)...............    717,869      26,654,476
       Russ Berrie & Co., Inc.*(a)............    336,290       5,501,705
       Skyline Corp.(a).......................  1,078,020      31,639,887
       Stanley Furniture Co., Inc.(a).........  1,531,415      18,376,980
                                                          ---------------
                                                              103,318,750
                                                          ---------------
       INSURANCE - 5.1%
       Arch Capital Group, Ltd.*..............    180,974      12,731,521
       Brit Insurance Holdings Plc............  1,343,039       6,047,762
       E-L Financial Corp.....................     24,255      13,502,277
       FBL Financial Group, Inc. - Class A....    322,700      11,142,831
       Montpelier Re Holdings, Ltd............  1,772,050      30,142,570
       National Western Life Insurance Co. -
         Class A..............................     80,427      16,678,147
       Phoenix Cos., Inc. (The)...............    639,300       7,588,491
                                                          ---------------
                                                               97,833,599
                                                          ---------------
       IT SERVICES - 1.2%
       Alliance Data Systems Corp.*...........    316,060      23,701,339
                                                          ---------------
       LEISURE EQUIPMENT & PRODUCTS - 1.5%
       JAKKS Pacific, Inc.*(a)................    591,937      13,975,633
       Leapfrog Enterprises, Inc.*(a).........  2,294,411      15,441,386
                                                          ---------------
                                                               29,417,019
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

        -------------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        -------------------------------------------------------------------

        LIFE SCIENCES TOOLS & SERVICES - 0.4%
        Pharmaceutical Product Development,
          Inc.................................   172,350 $     6,957,770
                                                         ---------------
        MACHINERY - 1.6%
        A.S.V., Inc.*(a)......................   742,598      10,284,982
        Alamo Group, Inc......................   562,013      10,183,676
        Trinity Industries, Inc.(a)...........   338,400       9,393,984
                                                         ---------------
                                                              29,862,642
                                                         ---------------
        MARINE - 1.6%
        Alexander & Baldwin, Inc.(a)..........   574,955      29,702,175
                                                         ---------------
        MEDIA - 0.6%
        Journal Communications, Inc. - Class A 1,379,559      12,333,257
                                                         ---------------
        METALS & MINING - 1.6%
        Fording Canadian Coal Trust(a)........   812,819      31,374,813
                                                         ---------------
        MULTILINE RETAIL - 0.9%
        Parco Co., Ltd........................ 1,406,300      17,499,629
                                                         ---------------
        OIL, GAS & CONSUMABLE FUELS - 9.2%
        BW Gas ASA............................ 1,870,700      18,838,480
        Cimarex Energy Co.(a)................. 2,164,079      92,038,280
        Comstock Resources, Inc.*.............   458,835      15,600,390
        St. Mary Land & Exploration Co........   711,252      27,461,440
        Whiting Petroleum Corp.*..............   398,573      22,981,719
                                                         ---------------
                                                             176,920,309
                                                         ---------------

        PAPER & FOREST PRODUCTS - 5.1%
        Deltic Timber Corp.(a)................   377,042      19,413,893
        Glatfelter(a)......................... 2,652,426      40,608,642
        Louisiana-Pacific Corp.(a)............ 1,863,464      25,492,187
        TimberWest Forest Corp................   772,200      11,489,211
                                                         ---------------
                                                              97,003,933
                                                         ---------------
        REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.3%
        Origen Financial, Inc. (REIT)......... 1,302,243       5,208,972
                                                         ---------------
        REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.6%
        Brookfield Asset Management, Inc. -
          Class A.............................   551,250      19,663,088
        Forest City Enterprises, Inc. -
          Class A(a)..........................   682,399      30,325,812
        St. Joe Co. (The)(a).................. 1,082,750      38,448,452
                                                         ---------------
                                                              88,437,352
                                                         ---------------
        SOFTWARE - 2.0%
        Borland Software Corp.*(a)............ 3,747,188      11,279,036
        Sybase, Inc.*.........................   683,225      17,825,340
        Synopsys, Inc.*.......................   332,436       8,620,066
                                                         ---------------
                                                              37,724,442
                                                         ---------------

    -----------------------------------------------------------------------
    SECURITY                                   SHARES/PAR       VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------

    SPECIALTY RETAIL - 1.2%
    Haverty Furniture Cos., Inc.(a)..........    2,573,973 $    23,140,017
                                                           ---------------
    TEXTILES, APPAREL & LUXURY GOODS - 1.8%
    K-Swiss, Inc. - Class A(a)...............    1,927,857      34,894,212
                                                           ---------------
    THRIFTS & MORTGAGE FINANCE - 4.7%
    Brookline Bancorp, Inc.(a)...............    1,083,998      11,013,420
    Kearny Financial Corp.(a)................      946,348      11,271,005
    MGIC Investment Corp.(a).................      983,326      22,056,002
    NewAlliance Bancshares, Inc.(a)..........    2,936,933      33,833,468
    Radian Group, Inc.(a)....................      790,716       9,235,563
    Rockville Financial, Inc.(a).............      196,520       2,397,544
                                                           ---------------
                                                                89,807,002
                                                           ---------------
    Total Common Stocks
    (Cost $1,627,295,790)                                    1,631,368,619
                                                           ---------------

    SHORT-TERM INVESTMENTS - 40.3%
    State Street Bank & Trust Co.,
      Repurchase Agreement, dated
      12/31/07 at 2.600% to be
      repurchased at $298,057,046 on
      01/02/08 collateralized by
      $306,000,000 U.S. Treasury Bond
      8.750% due 08/15/20 with a value of
      $445,230,000........................... $298,014,000     298,014,000
    State Street Navigator Securities Lending
      Prime Portfolio(b).....................  474,177,912     474,177,912
                                                           ---------------
    Total Short-Term Investments
    (Cost $772,191,912)                                        772,191,912
                                                           ---------------

    TOTAL INVESTMENTS - 125.6%
    (Cost $2,399,487,702)                                    2,403,560,531

    Other Assets and Liabilities (net) - (25.6)%              (490,411,697)
                                                           ---------------

    TOTAL NET ASSETS - 100.0%                              $ 1,913,148,834
                                                           ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.
ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

THIRD AVENUE SMALL CAP VALUE PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $1,631,368,619
   Repurchase Agreement                                                     298,014,000
   Cash                                                                             318
   Cash denominated in foreign currencies**                                     180,366
   Collateral for securities on loan                                        474,177,912
   Receivable for investments sold                                              193,885
   Receivable for Trust shares sold                                             910,574
   Dividends receivable                                                       1,253,436
   Interest receivable                                                           21,523
                                                                         --------------
     Total assets                                                         2,406,120,633
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                   16,374,670
     Trust shares redeemed                                                      867,952
     Unrealized depreciation on forward currency contracts (Note 8)               1,662
     Distribution and services fees--Class B                                    159,429
     Collateral for securities on loan                                      474,177,912
     Investment advisory fee (Note 3)                                         1,184,032
     Administration fee                                                           9,778
     Custodian and accounting fees                                               84,482
   Accrued expenses                                                             111,882
                                                                         --------------
     Total liabilities                                                      492,971,799
                                                                         --------------
NET ASSETS                                                               $1,913,148,834
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $1,772,266,911
   Accumulated net realized gain                                            120,403,820
   Unrealized appreciation on investments and foreign currency                4,066,680
   Undistributed net investment income                                       16,411,423
                                                                         --------------
     Total                                                               $1,913,148,834
                                                                         ==============
NET ASSETS
   Class A                                                               $1,171,649,402
                                                                         ==============
   Class B                                                                  741,499,432
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                   74,413,206
                                                                         ==============
   Class B                                                                   47,301,820
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        15.75
                                                                         ==============
   Class B                                                                        15.68
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements and Securities
  Lending                                                                $1,627,295,790
**Cost of cash denominated in foreign currencies                                177,698

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

THIRD AVENUE SMALL CAP VALUE PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $  17,300,130
   Interest (2)                                                              14,359,757
                                                                          -------------
       Total investment income                                               31,659,887
                                                                          -------------
EXPENSES:
   Investment advisory fee (Note 3)                                          13,073,985
   Administration fees                                                          118,281
   Custody and accounting fees                                                  180,587
   Distribution fee--Class B                                                  1,872,565
   Transfer agent fees                                                           10,764
   Audit                                                                         29,338
   Legal                                                                          6,619
   Trustee fees and expenses                                                     16,058
   Shareholder reporting                                                        261,061
   Insurance                                                                     19,933
   Other                                                                          8,725
                                                                          -------------
       Total expenses                                                        15,597,916
                                                                          -------------
   Net investment income                                                     16,061,971
                                                                          -------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY
   Net realized gain on:
       Investments                                                          120,261,653
       Foreign currency                                                         186,920
                                                                          -------------
   Net realized gain on investments and foreign currency                    120,448,573
                                                                          -------------
   Net change in unrealized depreciation on:
       Investments                                                         (217,896,410)
       Foreign currency                                                          (6,564)
                                                                          -------------
   Net change in unrealized depreciation on investments and foreign
       currency                                                            (217,902,974)
                                                                          -------------
   Net realized and change in unrealized loss on investments and
       foreign currency                                                     (97,454,401)
                                                                          -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ (81,392,430)
                                                                          =============

----------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $     627,465
(2)Interest income includes securities lending income of:                     3,126,786

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

THIRD AVENUE SMALL CAP VALUE PORTFOLIO
                                                                           Year Ended      Year Ended
                                                                          December 31,    December 31,
                                                                              2007            2006
                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   16,061,971  $   17,421,195
   Net realized gain on investments and foreign currency                    120,448,573      98,576,523
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                    (217,902,974)     25,492,748
                                                                         --------------  --------------
   Net increase (decrease) in net assets resulting from operations          (81,392,430)    141,490,466
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                (11,546,013)     (3,530,186)
     Class B                                                                 (5,580,332)     (2,105,383)
   From net realized gains
     Class A                                                                (62,023,727)    (36,415,883)
     Class B                                                                (36,653,035)    (31,848,347)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                 (115,803,107)    (73,899,799)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                360,379,232     361,866,880
     Class B                                                                409,961,093     129,308,180
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 73,569,740      39,946,069
     Class B                                                                 42,233,367      33,953,730
   Cost of shares repurchased
     Class A                                                                (31,159,648)    (36,991,631)
     Class B                                                               (202,043,379)    (57,520,977)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions               652,940,405     470,562,251
                                                                         --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                455,744,868     538,152,918
   Net assets at beginning of period                                      1,457,403,966     919,251,048
                                                                         --------------  --------------
   Net assets at end of period                                           $1,913,148,834  $1,457,403,966
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $   16,411,423  $   17,339,847
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR
THE YEAR ENDED:

THIRD AVENUE SMALL CAP VALUE                           CLASS A
PORTFOLIO                      ----------------------------------------------------
                                           FOR THE YEARS ENDED DECEMBER 31,
                               ----------------------------------------------------
                                   2007        2006       2005       2004       2003
                               --------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF
PERIOD........................   $17.48     $16.61     $14.38     $11.62     $ 8.29
                               --------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net Investment Income.........     0.17 (a)   0.27 (a)   0.14 (a)   0.16 (a)   0.05 (a)
Net Realized/Unrealized Gain
  (Loss) on Investments.......    (0.54)      1.89       2.13       2.96       3.39
                               --------     ------     ------     ------     ------
Total from Investment
  Operations..................    (0.37)      2.16       2.27       3.12       3.44
                               --------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income......................    (0.21)     (0.11)        --      (0.08)     (0.04)
Distributions from Net
  Realized Capital Gains......    (1.15)     (1.18)     (0.04)     (0.28)     (0.07)
                               --------     ------     ------     ------     ------
Total Distributions...........    (1.36)     (1.29)     (0.04)     (0.36)     (0.11)
                               --------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD   $15.75     $17.48     $16.61     $14.38     $11.62
                               ========     ======     ======     ======     ======
TOTAL RETURN..................    (2.79)%    13.38%     15.82%     26.81%     41.52%
Ratio of Expenses to Average
  Net Assets**................     0.76 %     0.80%      0.81%      0.87%      0.93%
Ratio of Expenses to Average
  Net Assets Before
  Reimbursement and Rebates...     0.76 %     0.80%      0.81%       N/A       0.92%(b)
Ratio of Net Investment
  Income to Average Net Assets     0.99 %     1.64%      0.94%      1.12%      0.54%
Portfolio Turnover Rate.......     36.0 %     12.1%      19.6%      11.3%      14.6%
Net Assets, End of Period (in
  millions)................... $1,171.6     $883.6     $476.8     $206.3     $  6.2


                                                      CLASS B
                               --------------------------------------------------
                                          FOR THE YEARS ENDED DECEMBER 31,
                               --------------------------------------------------
                                  2007       2006       2005       2004       2003
                               ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF
PERIOD........................ $17.41     $16.55     $14.37     $11.61     $ 8.28
                               ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net Investment Income.........   0.13 (a)   0.21 (a)   0.10 (a)   0.06 (a)   0.05 (a)
Net Realized/Unrealized Gain
  (Loss) on Investments.......  (0.54)      1.91       2.12       3.02       3.38
                               ------     ------     ------     ------     ------
Total from Investment
  Operations..................  (0.41)      2.12       2.22       3.08       3.43
                               ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income......................  (0.17)     (0.08)        --      (0.04)     (0.03)
Distributions from Net
  Realized Capital Gains......  (1.15)     (1.18)     (0.04)     (0.28)     (0.07)
                               ------     ------     ------     ------     ------
Total Distributions...........  (1.32)     (1.26)     (0.04)     (0.32)     (0.10)
                               ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD $15.68     $17.41     $16.55     $14.37     $11.61
                               ======     ======     ======     ======     ======
TOTAL RETURN..................  (3.02)%    13.13%     15.48%     26.50%     41.41%
Ratio of Expenses to Average
  Net Assets**................   1.01 %     1.05%      1.05%      1.07%      1.18%
Ratio of Expenses to Average
  Net Assets Before
  Reimbursement and Rebates...   1.01 %     1.05%      1.05%       N/A       1.13%(b)
Ratio of Net Investment
  Income to Average Net Assets   0.76 %     1.28%      0.64%      0.46%      0.49%
Portfolio Turnover Rate.......   36.0 %     12.1%      19.6%      11.3%      14.6%
Net Assets, End of Period (in
  millions)................... $741.5     $573.8     $442.4     $435.5     $307.9

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of deferred expense reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Third Avenue Small Cap Value Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gain or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES


The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Third Avenue Management LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                        Management Fees
                                       earned by Manager
                                       for the year ended
Portfolio                              December 31, 2007  % per annum Average Daily Net Assets
---------                              ------------------ ----------- ------------------------

Third Avenue Small Cap Value Portfolio    $13,073,985        0.75%    First $1 Billion

                                                             0.70%    Over $1 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ---------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Third Avenue Small Cap Value Portfolio  0.95%   1.20%   1.10%*

* Class not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

During the year ended December 31, 2007 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

       Portfolio                              Affiliate        Commission
       ---------                              ---------        ----------

       Third Avenue Small Cap Value Portfolio M.J. Whitman LLC $1,586,156

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                             Shares Issued
                                                                Through                 Net Increase
                                       Beginning    Shares     Dividend      Shares      in Shares     Ending
                                        Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
                                       ---------- ---------- ------------- -----------  ------------ ----------

Third Avenue Small Cap Value Portfolio

 Class A

 12/31/2007                            50,548,544 21,395,024   4,297,298    (1,827,660)  23,864,662  74,413,206
 12/31/2006                            28,710,205 21,597,205   2,373,504    (2,132,370)  21,838,339  50,548,544

 Class B

 12/31/2007                            32,950,376 23,919,836   2,474,128   (12,042,520)  14,351,444  47,301,820
 12/31/2006                            26,725,478  7,661,596   2,022,259    (3,458,957)   6,224,898  32,950,376

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

Third Avenue Small Cap Value Portfolio       $--       $1,020,867,383       $--        $531,289,982

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                          Federal        Gross         Gross
                                         Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                   Cost      Appreciation (Depreciation)  Appreciation
---------                              -------------- ------------ -------------- --------------

Third Avenue Small Cap Value Portfolio $2,399,345,462 $212,783,837 $(208,568,768)   $4,215,069

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                      Value of    Value of
                                         Value of       Cash      Non-Cash      Total
                                        Securities   Collateral  Collateral*  Collateral
                                       ------------ ------------ ----------- ------------

Third Avenue Small Cap Value Portfolio $463,920,853 $474,177,912 $2,621,438  $476,799,350

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007



7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                           Ordinary Income     Long-Term Capital Gain           Total
                                       ----------------------- ----------------------- ------------------------
                                          2007        2006        2007        2006         2007        2006
                                       ----------- ----------- ----------- ----------- ------------ -----------

Third Avenue Small Cap Value Portfolio $21,514,243 $10,727,388 $94,288,864 $63,172,411 $115,803,107 $73,899,799

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed     Net
                                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                          Income         Gain      Appreciation   and Deferrals       Total
                                       ------------- ------------- ------------ ------------------ ------------

Third Avenue Small Cap Value Portfolio  $40,410,171   $96,261,170   $4,210,582         $ --        $140,881,923

8. FORWARD FOREIGN CURRENCY CONTRACTS

Forward Foreign Currency Contracts to Buy:

                                       Settlement Contracts to        Value       In exchange Net Unrealized
                                          Date      Deliver     December 31, 2007  for US $    Depreciation
                                       ---------- ------------- ----------------- ----------- --------------

Third Avenue Small Cap Value Portfolio  1/3/2008  1,736,845 NOK     $319,583       $321,245      $(1,662)

NOK - Norwegian Krone

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Third Avenue Small Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Third Avenue Small Cap Value Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each the "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the Adviser for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Third Avenue Management LLC (the "TAM Adviser") for investment advisory services in connection with the investment management for the Third Avenue Small Cap Value Portfolio ("TAM Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the TAM Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the TAM Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the TAM Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the TAM Portfolio within its performance universe. The Board took into account that the TAM Portfolio ranked above the median of its performance universe for each of the one-, three- and five-year periods. The Board noted that the TAM Portfolio ranked above the Lipper index for the five- and three-year periods and below the Lipper index for the one-year period. The Board considered the analysis provided in the B-M Report demonstrating that the TAM Portfolio ranked above the Russell 2000 Value benchmark return for each of the one-, three- and five-year periods. The Board also considered that the TAM Portfolio outperformed its Morningstar Small Value category for the three- and five-year periods ending June 30, 2007, and fell below its Morningstar Small Value category for the one-year period. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the TAM Portfolio's performance was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fee and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered, with respect to the TAM Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the TAM Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the TAM Portfolio's actual management fees were at the median of the expense group, and below the medians of the expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the TAM Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the TAM Portfolio's contractual management fees were at the normalized median of the expense group at the TAM Portfolio's current size. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the TAM Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the TAM Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the TAM Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the TAM Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board considered certain other fall-out benefits received by the Manager. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the TAM Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the TAM Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the TAM Adviser's ability to perform under its Advisory Agreement. These factors included: the TAM Adviser's financial condition; the TAM Adviser's current level of staffing and its overall resources, as well as its compensation program; the TAM Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the TAM Adviser's management style and long-term performance record with respect to the TAM Portfolio; and the TAM Portfolio's performance record. With respect to the TAM Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the TAM Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the TAM Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the TAM Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the TAM Adviser's investment process and philosophy. The Board considered that the TAM Adviser's responsibilities include the development and maintenance of an investment program for the TAM Portfolio which is consistent with the TAM Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the TAM Adviser's brokerage policies and practices, including the use of affiliated brokers, the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the TAM Portfolio's advisory fees based on comparative fee and expense information and other factors, including the TAM Adviser's estimated profitability from its relationship with the TAM Portfolio as described below and possible economies of scale. With respect to the TAM Portfolio, the Board received no information enabling it to compare the subadvisory fees paid to fees charged by the TAM Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act as the TAM Adviser reported that it does not manage any separately managed accounts that are comparable to the TAM Portfolio. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the TAM Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the TAM Adviser of its relationship with the TAM Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received portfolio specific data with regard to the profitability of the TAM Portfolio. The Board analyzed the reasonableness of the profitability of the TAM Adviser and found no indication of excessive profitability. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the Advisory Agreements was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability. The Board also took into account, to the extent possible, the revenue and profits derived from affiliated broker transactions.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the TAM Adviser and its affiliates by virtue of the TAM Adviser's relationship to the TAM Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the TAM Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the TAM Adviser, the Board determined approval of the Advisory Agreement for the TAM Portfolio was in the best interests of the TAM Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the TAM Portfolio.

                          MET INVESTORS SERIES TRUST


                                Turner Mid-Cap
                               Growth Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                     FOR THE YEAR ENDED 12/31/07
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

For the year ended December 31, 2007, the Portfolio had a return of 24.49% and 24.15% for Class A and B Shares, respectively, versus 11.43% for its benchmark, the Russell Midcap(R) Growth Index/1/.

PORTFOLIO REVIEW

Absolute performance for the year was broad-based with eight of the portfolio's ten sectors contributing positively to the return of the portfolio. When compared to the benchmark, excess returns were generated by eight sectors led by the consumer discretionary, energy and materials/processing sectors. Alternatively, of the relative underperformers, two sectors detracted from performance--technology and utility.

In the consumer discretionary sector, aQuantive (+159%), a digital marketing company was acquired by Microsoft on August 17, 2007.

Outperformance of the energy sector was, in large part, due to overweight position in First Solar Inc. (+354%). First Solar Inc. designs, manufactures, and sells solar electric power modules. Several catalysts have helped to drive the performance of this stock, including the announcement of a third facility slated to be online sooner than expected and a new sales contract with a Spanish renewable energy project developer.

Underperformance versus the benchmark for the year came from the technology and utility sectors. In technology, F5 Networks Inc. (-30%), engages in marketing, selling, and servicing products that optimize the delivery of network-based applications, and availability of servers, data storage devices, and other network resources. Investors reacted negatively to F5's acquisition of Acopia because they feel that Acopia lies outside F5's core business and is a sign that this business is slowing. In addition, the company did not have a good third quarter.

In utilities, NII Holdings Inc. (-13%), a provider of digital wireless communication services, was the worst performing stock in the sector on both an absolute and relative basis. The company reported a very disappointing quarter, adding only 327,000 net subscribers which was weaker than expected. They are also experiencing aggressive price competition in Mexico. Management indicated this pricing pressure could persist for multiple quarters, and we sold the stock.

MARKET ENVIRONMENT/CONDITIONS

For the full year, the broad market ended in positive territory recording its fifth consecutive year of gains. In a welcome role reversal, growth stocks assumed market leadership after seven years of underperformance. Although the broad market posted a gain, it could be argued that the full year performance was deceiving due to the lopsided outperformance of growth stocks versus value stocks. A closer look reveals that value stocks actually posted negative results (the first time since 2002) while growth stocks generated double-digit returns. The relative underperformance of value stocks can largely be attributed to the financial services sector which plummeted approximately 22% while representing one-third of the Russell 3000 Value Index on average. Another trend that reversed course during the year was the emergence of large capitalization stocks. Similar to the shift in style, a large cap bias has become increasingly evident throughout the year as mega cap stocks--the largest of the large--outpaced their smaller cap counterparts.

CURRENT OUTLOOK/STRATEGY

Looking ahead, while the chance of a recession has certainly increased in recent months, we think the economy may keep growing at least modestly in 2008 aided by strong growth in exports. As we see it, slow to moderate economic growth should keep inflation and interest rates subdued, help companies (as measured by the S&P 500) to report higher earnings growth of perhaps 8% for all of 2008, and allow stocks in aggregate to keep climbing--notwithstanding some volatility along the way. Specific to growth stocks, in an environment when above-average growth becomes scarce, growth stocks become more valuable. This coupled with the fact that growth stocks remain inexpensive relative to value stocks should be supportive for our style of growth stock investing. That said, threats are lingering that could dampen future growth and in our opinion are threefold: if inflation--which is reflecting higher prices for commodities such as oil, wheat, and corn--continues to accelerate; if unemployment--which currently stands at a relatively modest level of 5%--jumps substantially; and, if the economy--which has been propped up by three Federal Reserve cuts since September--falls into a recession.

In remaining true to the growth investing style and our philosophy specifically, our focus is on owning stocks that we believe have superior earnings prospects.

CHRISTOPHER K. MCHUGH, Vice President/Senior Portfolio Manager/Security Analyst TARA R. HEDLUND, CFA, CPA, Security Analyst/Portfolio Manager, Principal
JASON D. SCHROTBERGER, CFA, Security Analyst/Portfolio Manager, Principal TURNER INVESTMENT PARTNERS, INC.

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------
/1/ The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap(R) companies with higher price-to book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Index does not include fees or expenses and is not available for direct investment

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                     FOR THE YEAR ENDED 12/31/07
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   T. Rowe Price Group, Inc.         1.84%
                   ------------------------------------------
                   Range Resources Corp.             1.81%
                   ------------------------------------------
                   Owens-Illinois, Inc.              1.79%
                   ------------------------------------------
                   First Solar, Inc.                 1.65%
                   ------------------------------------------
                   VeriSign, Inc.                    1.65%
                   ------------------------------------------
                   IntercontinentalExchange, Inc.    1.62%
                   ------------------------------------------
                   GameStop Corp.                    1.59%
                   ------------------------------------------
                   MEMC Electronic Materials, Inc.   1.57%
                   ------------------------------------------
                   MasterCard, Inc.--Class A         1.56%
                   ------------------------------------------
                   Diamond Offshore Drilling, Inc.   1.55%
                   ------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Industrials                    18.8%
Non-Cyclical                   18.6%
Energy                         15.5%
Technology                     14.6%
Communications                 10.3%
Financials                      8.5%
Cyclical                        8.1%
Basic Materials                 3.4%
Utilities                       2.2%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                     FOR THE YEAR ENDED 12/31/07
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



                  TURNER MID-CAP GROWTH PORTFOLIO MANAGED BY
    TURNER INVESTMENT PARTNERS, INC. VS. RUSSELL MIDCAP(R) GROWTH INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                                        Russell Mid Cap
                            Fund          Growth Index
                            ----          ------------
     4/30/2004            $10,000          $10,000
    12/31/2004             11,230           11,336
    12/31/2005             12,535           12,706
    12/31/2006             13,324           14,062
    12/31/2007             16,587           15,669



    ---------------------------------------------------------
                                Average Annual Return/2/
                              (for the year ended 12/31/07)
    ---------------------------------------------------------
                             1 Year 3 Year Since Inception/3/
    ---------------------------------------------------------
    Turner Mid-Cap Growth
--  Portfolio--Class A       24.49% 13.89%      14.78%
          Class B            24.15% 13.61%      14.53%
    ---------------------------------------------------------
    Russell Midcap(R) Growth
- - Index/1/                 11.43% 11.39%      13.03%
    ---------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
TURNER MID-CAP GROWTH PORTFOLIO             ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,093.40        $4.27
  Hypothetical (5% return before expenses)     1,000.00      1,021.12         4.13
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,092.70        $5.59
  Hypothetical (5% return before expenses)     1,000.00      1,019.86         5.40
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.81% and 1.06% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                               SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 96.7%
        AEROSPACE & DEFENSE - 2.2%
        BE Aerospace, Inc.*....................      74,990 $  3,966,971
        Precision Castparts Corp...............      45,490    6,309,463
                                                            ------------
                                                              10,276,434
                                                            ------------
        AIR FREIGHT & LOGISTICS - 1.9%
        C.H. Robinson Worldwide, Inc.(a).......      88,460    4,787,455
        Expeditors International of Washington,
          Inc..................................      94,690    4,230,749
                                                            ------------
                                                               9,018,204
                                                            ------------
        BEVERAGES - 1.3%
        Molson Coors Brewing Co. - Class B.....      54,480    2,812,257
        The Pepsi Bottling Group, Inc..........      80,430    3,173,768
                                                            ------------
                                                               5,986,025
                                                            ------------
        BIOTECHNOLOGY - 2.8%
        Alexion Pharmaceuticals, Inc.*(a)......      70,170    5,264,855
        BioMarin Pharmaceutical, Inc.*.........     126,020    4,461,108
        United Therapeutics Corp.*(a)..........      34,410    3,360,137
                                                            ------------
                                                              13,086,100
                                                            ------------
        CAPITAL MARKETS - 4.4%
        Affiliated Managers Group, Inc.*(a)....      25,535    2,999,341
        Blackrock, Inc.(a).....................      17,320    3,754,976
        Northern Trust Corp....................      70,240    5,378,979
        T. Rowe Price Group, Inc...............     144,160    8,776,461
                                                            ------------
                                                              20,909,757
                                                            ------------
        CHEMICALS - 2.4%
        Air Products & Chemicals, Inc..........      58,340    5,754,074
        The Mosaic Co.*........................      60,890    5,744,363
                                                            ------------
                                                              11,498,437
                                                            ------------
        COMMERCIAL SERVICES & SUPPLIES - 2.5%
        Covanta Holding Corp.*(a)..............      84,450    2,335,887
        FTI Consulting, Inc.*(a)...............      58,180    3,586,215
        Stericycle, Inc.*......................      67,010    3,980,394
        Waste Connections, Inc.*...............      69,280    2,140,752
                                                            ------------
                                                              12,043,248
                                                            ------------
        COMMUNICATIONS EQUIPMENT - 2.0%
        Foundry Networks, Inc.*................     165,330    2,896,582
        Juniper Networks, Inc.*................     202,470    6,722,004
                                                            ------------
                                                               9,618,586
                                                            ------------
        COMPUTERS & PERIPHERALS - 1.0%
        Seagate Technology.....................     194,360    4,956,180
                                                            ------------
        CONSTRUCTION & ENGINEERING - 0.8%
        Shaw Group, Inc. (The)*................      63,530    3,839,753
                                                            ------------
        CONTAINERS & PACKAGING - 1.8%
        Owens-Illinois, Inc.*..................     172,330    8,530,335
                                                            ------------
        DIVERSIFIED CONSUMER SERVICES - 1.3%
        Apollo Group, Inc. - Class A*..........      88,840    6,232,126
                                                            ------------

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                             SHARES      (NOTE 2)
         --------------------------------------------------------------

         DIVERSIFIED FINANCIAL SERVICES - 3.0%
         IntercontinentalExchange, Inc.*......      39,990 $  7,698,075
         Nymex Holdings, Inc.(a)..............      49,656    6,634,538
                                                           ------------
                                                             14,332,613
                                                           ------------
         ELECTRIC UTILITIES - 0.8%
         Allegheny Energy, Inc................      62,340    3,965,447
                                                           ------------
         ELECTRICAL EQUIPMENT - 3.8%
         AMETEK, Inc..........................     123,450    5,782,398
         First Solar, Inc.*...................      29,470    7,872,616
         Roper Industries, Inc................      72,210    4,516,013
                                                           ------------
                                                             18,171,027
                                                           ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
         Dolby Laboratories, Inc.*............      95,940    4,770,137
                                                           ------------
         ENERGY EQUIPMENT & SERVICES - 5.7%
         Diamond Offshore Drilling, Inc.(a)...      52,110    7,399,620
         Exterran Holdings, Inc.*(a)..........      41,630    3,405,334
         National-Oilwell Varco, Inc.*........      84,480    6,205,901
         Tidewater, Inc.(a)...................      57,870    3,174,748
         Weatherford International, Ltd.*.....     104,470    7,166,642
                                                           ------------
                                                             27,352,245
                                                           ------------
         FOOD PRODUCTS - 2.7%
         Bunge, Ltd...........................      34,580    4,025,458
         H.J. Heinz Co........................      85,980    4,013,546
         Wm. Wrigley Jr. Co...................      86,020    5,036,471
                                                           ------------
                                                             13,075,475
                                                           ------------
         GAS UTILITIES - 0.8%
         Questar Corp.........................      70,420    3,809,722
                                                           ------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 3.2%
         DENTSPLY International, Inc..........      80,720    3,634,015
         Hologic, Inc.*(a)....................      45,280    3,108,019
         Intuitive Surgical, Inc.*............      17,910    5,811,795
         Inverness Medical Innovations, Inc.*.      43,250    2,429,785
                                                           ------------
                                                             14,983,614
                                                           ------------
         HEALTH CARE PROVIDERS & SERVICES - 2.2%
         Express Scripts, Inc.*...............      96,320    7,031,360
         Henry Schein, Inc.*..................      58,910    3,617,074
                                                           ------------
                                                             10,648,434
                                                           ------------
         HOTELS, RESTAURANTS & LEISURE - 4.0%
         Melco PBL Entertainment (Macau), Ltd.
           (ADR)*.............................     211,780    2,448,177
         WMS Industries, Inc.*(a).............     139,334    5,105,198
         Wynn Resorts, Ltd.(a)................      40,790    4,573,782
         Yum! Brands, Inc.....................     176,490    6,754,272
                                                           ------------
                                                             18,881,429
                                                           ------------
         INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.3%
         NRG Energy, Inc.*(a).................     142,280    6,166,415
                                                           ------------
         INDUSTRIAL CONGLOMERATES - 1.0%
         McDermott International, Inc.*.......      76,690    4,527,011
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


       ---------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                 SHARES      (NOTE 2)
       ---------------------------------------------------------------------

       INSURANCE - 0.8%
       Aon Corp.................................      77,170 $  3,680,237
                                                             ------------
       INTERNET & CATALOG RETAIL - 0.6%
       Priceline.com, Inc.*(a)..................      23,860    2,740,560
                                                             ------------
       INTERNET SOFTWARE & SERVICES - 4.0%
       Equinix, Inc.*(a)........................      25,900    2,617,713
       Omniture, Inc.*(a).......................      78,230    2,604,277
       SINA Corp.*(a)...........................      58,230    2,580,171
       VeriSign, Inc.*(a).......................     208,200    7,830,402
       VistaPrint, Ltd.*(a).....................      74,830    3,206,465
                                                             ------------
                                                               18,839,028
                                                             ------------
       IT SERVICES - 1.6%
       MasterCard, Inc. - Class A(a)............      34,500    7,424,400
                                                             ------------
       LIFE SCIENCES TOOLS & SERVICES - 1.3%
       Charles River Laboratories International,
         Inc.*..................................      56,800    3,737,440
       Waters Corp.*............................      29,230    2,311,216
                                                             ------------
                                                                6,048,656
                                                             ------------
       MACHINERY - 5.6%
       AGCO Corp.*(a)...........................     103,990    7,069,240
       Flowserve Corp...........................      64,590    6,213,558
       Harsco Corp..............................      91,160    5,840,621
       Manitowoc Co., Inc. (The)................      76,831    3,751,658
       SPX Corp.................................      38,560    3,965,896
                                                             ------------
                                                               26,840,973
                                                             ------------
       MEDIA - 1.6%
       Central European Media Enterprises,
         Ltd.*(a)...............................      30,760    3,567,545
       Focus Media Holding, Ltd. (ADR)*(a)......      73,894    4,197,918
                                                             ------------
                                                                7,765,463
                                                             ------------
       METALS & MINING - 0.8%
       Steel Dynamics, Inc......................      66,770    3,977,489
                                                             ------------
       OIL, GAS & CONSUMABLE FUELS - 6.3%
       CONSOL Energy, Inc.......................      54,970    3,931,454
       Quicksilver Resources, Inc.*.............      97,270    5,796,319
       Range Resources Corp.....................     168,035    8,630,278
       Southwestern Energy Co.*.................      88,770    4,946,265
       Williams Cos., Inc. (The)................     184,050    6,585,309
                                                             ------------
                                                               29,889,625
                                                             ------------
       PHARMACEUTICALS - 2.3%
       Allergan, Inc............................     100,940    6,484,386
       Shire Plc (ADR)(a).......................      66,800    4,605,860
                                                             ------------
                                                               11,090,246
                                                             ------------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.6%
       Atheros Communications, Inc.*(a).........     109,299    3,337,991
       Cavium Networks, Inc.*(a)................      84,083    1,935,591
       Cypress Semiconductor Corp.*.............      85,860    3,093,536
       MEMC Electronic Materials, Inc.*.........      84,250    7,455,282

      --------------------------------------------------------------------
      SECURITY                                   SHARES/PAR     VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
      NVIDIA Corp.*............................      154,087 $  5,242,040
      Sigma Designs, Inc.*(a)..................       31,320    1,728,864
      Silicon Laboratories, Inc.*..............       73,420    2,748,111
      Varian Semiconductor Equipment
        Associates, Inc.*......................      154,760    5,726,120
                                                             ------------
                                                               31,267,535
                                                             ------------
      SOFTWARE - 5.6%
      Activision, Inc.*........................      140,760    4,180,572
      Citrix Systems, Inc.*....................      154,640    5,877,866
      Electronic Arts, Inc.*...................      109,850    6,416,339
      McAfee, Inc.*............................       61,160    2,293,500
      Nuance Communications, Inc.*.............      111,680    2,086,182
      Salesforce.com, Inc.*(a).................       92,730    5,813,244
                                                             ------------
                                                               26,667,703
                                                             ------------
      SPECIALTY RETAIL - 3.2%
      GameStop Corp., - Class A*...............      121,650    7,555,681
      Guess?, Inc.(a)..........................      135,040    5,116,666
      Urban Outfitters, Inc.*..................       87,960    2,397,790
                                                             ------------
                                                               15,070,137
                                                             ------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.7%
      Under Armour, Inc. - Class A*(a).........       75,810    3,310,623
                                                             ------------
      WIRELESS TELECOMMUNICATION SERVICES - 1.8%
      Crown Castle International Corp.*(a).....      111,260    4,628,416
      Millicom International Cellular S.A.*....       16,680    1,967,239
      SBA Communications Corp.*................       64,570    2,185,049
                                                             ------------
                                                                8,780,704
                                                             ------------
      Total Common Stocks
      (Cost $372,101,747)                                     460,072,133
                                                             ------------

      SHORT-TERM INVESTMENTS - 19.9%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/07 at 2.600%
        to be repurchased at $17,446,520 on
        01/02/08 collateralized by
        $17,620,000 FHLB at 4.125%
        due 04/18/08 with a value of
        $17,796,200............................ $ 17,444,000   17,444,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................   77,169,212   77,169,212
                                                             ------------
      Total Short-Term Investments
      (Cost $94,613,212)                                       94,613,212
                                                             ------------

      TOTAL INVESTMENTS - 116.6%
      (Cost $466,714,959)                                     554,685,345

      Other Assets and Liabilities (net) - (16.6)%            (78,823,941)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $475,861,404
                                                             ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.
ADR - American Depositary Receipt
FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

TURNER MID-CAP GROWTH PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                           $460,072,133
   Repurchase Agreement                                                        17,444,000
   Cash                                                                            42,652
   Collateral for securities on loan                                           77,169,212
   Receivable for Trust shares sold                                               919,085
   Dividends receivable                                                           198,521
   Interest receivable                                                              1,260
                                                                             ------------
      Total assets                                                            555,846,863
                                                                             ------------
LIABILITIES
   Payables for:
      Investments purchased                                                     2,312,431
      Trust shares redeemed                                                        50,665
      Distribution and services fees--Class B                                      19,414
      Collateral for securities on loan                                        77,169,212
      Investment advisory fee (Note 3)                                            303,729
      Administration fee                                                            2,597
      Custodian and accounting fees                                                67,022
   Accrued expenses                                                                60,389
                                                                             ------------
      Total liabilities                                                        79,985,459
                                                                             ------------
NET ASSETS                                                                   $475,861,404
                                                                             ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                           $352,029,395
   Accumulated net realized gain                                               35,862,156
   Unrealized appreciation on investments                                      87,970,386
   Distributions in excess of net investment income                                  (533)
                                                                             ------------
      Total                                                                  $475,861,404
                                                                             ============
NET ASSETS
   Class A                                                                   $381,844,020
                                                                             ============
   Class B                                                                     94,017,384
                                                                             ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                     24,909,018
                                                                             ============
   Class B                                                                      6,185,298
                                                                             ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                   $      15.33
                                                                             ============
   Class B                                                                          15.20
                                                                             ============

------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements and Securities Lending $372,101,747

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

TURNER MID-CAP GROWTH PORTFOLIO
INVESTMENT INCOME:
    Dividends                                                  $ 1,840,336
    Interest (1)                                                   629,410
                                                               -----------
       Total investment income                                   2,469,746
                                                               -----------
EXPENSES:
    Investment advisory fee (Note 3)                             3,118,476
    Administration fees                                             29,372
    Custody and accounting fees                                     39,647
    Distribution fee--Class B                                      189,747
    Transfer agent fees                                              8,384
    Audit                                                           29,336
    Legal                                                           20,383
    Trustee fees and expenses                                       12,960
    Shareholder reporting                                           74,927
    Insurance                                                        4,356
    Other                                                            5,694
                                                               -----------
       Total expenses                                            3,533,282
       Less broker commission recapture                           (115,312)
                                                               -----------
    Net expenses                                                 3,417,970
                                                               -----------
    Net investment loss                                           (948,224)
                                                               -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on:
       Investments                                              36,763,094
                                                               -----------
    Net realized gain on investments                            36,763,094
                                                               -----------
    Net change in unrealized appreciation on:
       Investments                                              50,263,510
                                                               -----------
    Net change in unrealized appreciation on investments        50,263,510
                                                               -----------
    Net realized and change in unrealized gain on investments   87,026,604
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $86,078,380
                                                               ===========

---------------------------------------------------------------------------
(1)Interest income includes securities lending income of:      $   204,260

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

TURNER MID-CAP GROWTH PORTFOLIO
                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2007          2006
                                                                         ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment loss                                                   $   (948,224) $    (87,814)
   Net realized gain on investments                                        36,763,094    12,568,229
   Net change in unrealized appreciation on investments                    50,263,510     4,165,896
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    86,078,380    16,646,311
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains
     Class A                                                              (10,493,795)   (2,235,951)
     Class B                                                               (2,427,402)     (806,556)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (12,921,197)   (3,042,507)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                               85,651,673   108,813,289
     Class B                                                               32,684,908    18,855,026
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               10,493,795     2,235,951
     Class B                                                                2,427,402       806,556
   Cost of shares repurchased
     Class A                                                              (48,564,179)  (16,127,638)
     Class B                                                              (23,773,009)   (9,960,363)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions              58,920,590   104,622,821
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                              132,077,773   118,226,625
   Net assets at beginning of period                                      343,783,631   225,557,006
                                                                         ------------  ------------
   Net assets at end of period                                           $475,861,404  $343,783,631
                                                                         ============  ============
   Net assets at end of period includes distributions in excess of
       net investment income                                             $       (533) $       (933)
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                              CLASS A
TURNER MID-CAP GROWTH PORTFOLIO                                             ----------------------------------------
                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                            ----------------------------------------
                                                                               2007       2006        2005     2004(B)
                                                                            ------     ------      ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................... $12.75     $12.13      $11.23     $10.00
                                                                            ------     ------      ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)...............................................  (0.03)(a)   0.00 (a)+  (0.04)(a)  (0.03)(a)
Net Realized/Unrealized Gain on Investments................................   3.08       0.77        1.35       1.26
                                                                            ------     ------      ------     ------
Total from Investment Operations...........................................   3.05       0.77        1.31       1.23
                                                                            ------     ------      ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................     --         --          --         --
Distributions from Net Realized Capital Gains..............................  (0.47)     (0.15)      (0.41)        --
                                                                            ------     ------      ------     ------
Total Distributions........................................................  (0.47)     (0.15)      (0.41)        --
                                                                            ------     ------      ------     ------
NET ASSET VALUE, END OF PERIOD............................................. $15.33     $12.75      $12.13     $11.23
                                                                            ======     ======      ======     ======
TOTAL RETURN                                                                 24.49 %     6.30%      11.61 %    12.30 %
Ratio of Expenses to Average Net Assets....................................   0.80 %     0.87%       0.85 %     0.91 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...   0.83 %     0.92%       0.85 %     0.91 %*
Ratio of Net Investment Income (Loss) to Average Net Assets................  (0.19)%     0.03%      (0.30)%    (0.42)%*
Portfolio Turnover Rate....................................................  139.8 %    153.0%      156.4 %    101.7 %
Net Assets, End of Period (in millions).................................... $381.8     $274.8      $168.7     $ 76.5


                                                                                              CLASS B
                                                                            ---------------------------------------
                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                            ---------------------------------------
                                                                               2007       2006       2005     2004(B)
                                                                            ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................... $12.68     $12.09     $11.22     $10.00
                                                                            ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss........................................................  (0.06)(a)  (0.03)(a)  (0.07)(a)  (0.05)(a)
Net Realized/Unrealized Gain on Investments................................   3.05       0.77       1.35       1.27
                                                                            ------     ------     ------     ------
Total from Investment Operations...........................................   2.99       0.74       1.28       1.22
                                                                            ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................     --         --         --         --
Distributions from Net Realized Capital Gains..............................  (0.47)     (0.15)     (0.41)        --
                                                                            ------     ------     ------     ------
Total Distributions........................................................  (0.47)     (0.15)     (0.41)        --
                                                                            ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD............................................. $15.20     $12.68     $12.09     $11.22
                                                                            ======     ======     ======     ======
TOTAL RETURN...............................................................  24.15 %     6.07 %    11.36 %    12.20 %
Ratio of Expenses to Average Net Assets....................................   1.05 %     1.12 %     1.10 %     1.10 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...   1.08 %     1.17 %     1.10 %     1.10 %*
Ratio of Net Investment Loss to Average Net Assets.........................  (0.44)%    (0.22)%    (0.58)%    (0.72)%*
Portfolio Turnover Rate....................................................  139.8 %    153.0 %    156.4 %    101.7 %
Net Assets, End of Period (in millions).................................... $ 94.0     $ 69.0     $ 56.9     $ 79.7

*  Annualized
+  Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2004.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Turner Mid-Cap Growth Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Turner Investment Partners, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                 Management Fees
                                earned by Manager
                                for the year ended
Portfolio                       December 31, 2007  % per annum Average Daily Net Assets
---------                       ------------------ ----------- ------------------------

Turner Mid-Cap Growth Portfolio     $3,118,476        0.80%    First $300 Million

                                                      0.70%    Over $300 Million

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                             Maximum Expense Ratio
                                             under current Expense
                                             Limitation Agreement
                                            ---------------------
            Portfolio                       Class A Class B Class E
            ---------                       ------- ------- -------

            Turner Mid-Cap Growth Portfolio  0.95%   1.20%   1.10%*

* Class not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                     Shares Issued
                                                        Through                Net Increase
                                Beginning   Shares     Dividend      Shares     in Shares     Ending
                                 Shares      Sold    Reinvestment  Repurchased Outstanding    Shares
-                               ---------- --------- ------------- ----------- ------------ ----------
Turner Mid-Cap Growth Portfolio

 Class A

 12/31/2007                     21,548,182 6,090,026    786,641    (3,515,831)  3,360,836   24,909,018

 12/31/2006                     13,905,074 8,703,853    163,926    (1,224,671)  7,643,108   21,548,182

 Class B

 12/31/2007                      5,440,992 2,263,799    183,200    (1,702,693)    744,306    6,185,298

 12/31/2006                      4,704,761 1,482,867     59,393      (806,029)    736,231    5,440,992

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                          Purchases                        Sales
                                ------------------------------ ------------------------------
                                U.S. Government Non-Government U.S. Government Non-Government
                                --------------- -------------- --------------- --------------

Turner Mid-Cap Growth Portfolio       $--        $591,964,686        $--        $547,177,263

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                  Federal       Gross         Gross
                                 Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                           Cost     Appreciation (Depreciation)  Appreciation
---------                       ------------ ------------ -------------- --------------

Turner Mid-Cap Growth Portfolio $466,889,720 $92,582,102   $(4,786,477)   $87,795,625

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                             Value of    Value of
                                 Value of      Cash      Non-Cash     Total
                                Securities  Collateral  Collateral* Collateral
                                ----------- ----------- ----------- -----------

Turner Mid-Cap Growth Portfolio $79,658,862 $77,169,212 $4,211,788  $81,381,000

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                Ordinary Income Long-Term Capital Gain         Total
                                --------------- ---------------------- ----------------------
                                2007    2006       2007        2006       2007        2006
                                ----  --------  ----------- ---------- ----------- ----------

Turner Mid-Cap Growth Portfolio $--   $120,405  $12,921,197 $2,922,103 $12,921,197 $3,042,508

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                Undistributed Undistributed     Net
                                  Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                   Income         Gain      Appreciation   and Deferrals       Total
                                ------------- ------------- ------------ ------------------ ------------

Turner Mid-Cap Growth Portfolio  $2,839,504    $33,197,411  $87,792,353         $--         $123,829,268

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Turner Mid-Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 1, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Turner Mid-Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 1, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment adviser (each an "Adviser" and collectively, the "Advisers") for the series of the Trust (each a "Portfolio" and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Turner Investment Partners, Inc. (the "Turner Adviser") for investment advisory services in connection with the investment management for the Turner Mid-Cap Growth Portfolio ("Turner Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the Turner Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Turner Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Turner Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one- and three-year and since inception periods ending July 31, 2007 of the Turner Portfolio within its performance universe. The Board took into account that the Turner Portfolio ranked above the median of its performance universe for both the since inception and three-year periods and below the median in the one-year period. The Board noted that the Turner Portfolio ranked above the Lipper index for the three-year period and slightly below the Lipper index for both the one-year and since inception periods. The Board considered the analysis provided in the B-M Report demonstrating that the Portfolio ranked above the Russell Midcap Growth benchmark return for both the one- and three-year periods. The Board considered that the Turner Portfolio was below its Morningstar Mid-Cap Growth category for the one- and three-year periods ending June 30, 2007. The Board noted that the Portfolio's performance is more favorable over the long term and according to the Morningstar report ranked above the median of its category for two out of three years since 2005. Based upon its review, which included careful consideration of all of the factors noted above, the Board concluded that the Turner Portfolio's performance was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fee and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered, with respect to the Turner Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Turner Portfolio's total expenses exclusive of 12b-1 fees were slightly above the expense group median, and below both the expense universe median and the sub-advised expense universe median. The Board also noted that the Turner Portfolio's actual management fees were above the medians of the expense group and expense universe and below the median of the sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Turner Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Turner Portfolio's contractual management fees were above the normalized median of the expense group at the Turner Portfolio's current size. The Board considered that the relatively small asset size of the Turner Portfolio results in a higher relative fee structure. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Turner Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Turner Portfolio's growth in size on various fee schedules and reviewed Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Turner Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Turner Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Turner Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Turner Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Turner Adviser's ability to perform under its Advisory Agreement. These factors included: the Turner Adviser's financial condition; the Turner Adviser's current level of staffing and its overall resources, as well as its compensation program; the Turner Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Turner Adviser's management style and long-term performance record with respect to the Turner Portfolio; and the Turner Portfolio's performance record. With respect to the Turner Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Turner Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Turner Portfolio's performance for the one- and three-year and since inception periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Turner Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Turner Adviser's investment process and philosophy. The Board considered that the Turner Adviser's responsibilities include the development and maintenance of an investment program for the Turner Portfolio which is consistent with the Turner Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Turner Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Turner Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Turner Adviser's estimated profitability from its relationship with the Turner Portfolio as described below and possible economies of scale. With respect to the Turner Portfolio, the Board compared the subadvisory fees paid to fees charged by the Turner Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Turner Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Turner Adviser of its relationship with the Turner Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received portfolio specific data with regard to the profitability of the Turner Portfolio. The Board analyzed the reasonableness of the profitability of the Turner Adviser and found no indication of excessive profitability. However, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Turner Adviser and its affiliates by virtue of the Turner Adviser's relationship to the Turner Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Turner Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Turner Adviser, the Board determined approval of the Advisory Agreement for the Turner Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Turner Portfolio.

                          MET INVESTORS SERIES TRUST


                                  Van Kampen
                              Comstock Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                       FOR THE YEAR ENDED 12/31/07
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN)

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

For the year ended December 31, 2007, the Portfolio had a return of -2.31% and -2.49% for Class A and B Shares, respectively, versus -0.17% and 5.49% for its benchmarks, the Russell 1000 Value(R) Index/1/ and the S&P 500(R) Index/2/ respectively.

PORTFOLIO REVIEW

The primary detractor from performance relative to both indexes was the Fund's lack of exposure to the energy sector. Within both indexes, energy was the best-performing sector for the period as oil prices continued to soar. However, we believe energy stock valuations are too expensive based on our strict risk-reward criteria.

Relative to the Russell 1000(R) Value Index, other notable detractors from performance were the utilities and industrials sectors. The Fund had minimal utility stock exposure, given their expensive valuations, but the sector performed well amid high energy prices. The Fund also had minimal exposure to the industrials sector, which benefited from strong economic growth over the past several years. However, the Fund's largest positive contribution came from our stock selection and the resulting underweight allocation in the financials sector. Within the sector, the Fund owned holdings in banks, brokerages, insurers, and government sponsored enterprises. Strong stock selection and an overweight to the consumer staples sector also bolstered the Fund's relative performance.

Relative to the S&P 500(R) Index, an overweight allocation in the financials sector further dampened relative performance, as the sector was among the weakest performing groups in the S&P 500(R) Index during the period. The health care sector was another area of relative weakness. Two pharmaceutical holdings declined after the FDA did not approve their late-stage drugs. Conversely, stock selection and a resulting overweight allocation in the consumer staples sector were chief contributors to positive relative performance during the period. Stock selection in the telecommunication services sector also added to relative performance.

MARKET ENVIRONMENT/CONDITIONS

Despite the strong performance of the broad stock market in the first half of the year, rising uncertainties about the economy dampened performance in the second half of the year. Investors worried about how well the U.S. economy would weather ever-higher oil prices, a weakening housing market and slackening consumer spending, as well as the effects of an economic slowdown on corporate profitability.

In the 12-month period, stocks experienced several periods of significant volatility, in which investors rotated strongly away from cyclical areas of the market (those with greater economic sensitivity such as materials and energy) that have driven performance for the past several years. During these periods, however, the Portfolio's holdings of undervalued stocks performed relatively well, as we would expect them to do in this type of environment. Because of our emphasis on stocks with reasonable valuations relative to our assessment of fair value, the Portfolio had no exposure to the richly valued cyclical stocks and therefore the Portfolio minimized some of the damage caused by these sharp downdrafts.

CURRENT OUTLOOK/STRATEGY

There were no significant changes to the Portfolio's positioning during the period. We have yet to see a sustainable change in stock market leadership that would prompt us to reconsider our underlying reasons for maintaining the Portfolio's positioning in its relatively unchanged state. Although at two points in the second half of 2007 the market came close to shifting away from the cyclicals-dominated trend that has persisted for the past several years, neither rotation showed any traction. Until the market leadership rotates away from favoring richly valued cyclicals, the Portfolio will likely retain its defensive stance. As a result of our bottom-up stock-selection process, the Portfolio's largest sector weights at period end, in decreasing order, were financials, consumer staples and health care.

B. ROBERT BAKER, JR., Managing Director
JASON S. LEDER, Managing Director
KEVIN C. HOLT, Managing Director
JAMES N. WARWICK, Executive Director
DEVIN E. ARMSTRONG, Vice President
MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN)

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------
/1/ The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/2/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                       FOR THE YEAR ENDED 12/31/07
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN)

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    International Paper Co.        3.88%
                    ---------------------------------------
                    Viacom, Inc.--Class A          3.83%
                    ---------------------------------------
                    Bank of America Corp.          3.36%
                    ---------------------------------------
                    Wal-Mart Stores, Inc.          2.96%
                    ---------------------------------------
                    Comcast Corp.--Class A         2.84%
                    ---------------------------------------
                    Time Warner, Inc.              2.83%
                    ---------------------------------------
                    Citigroup, Inc.                2.81%
                    ---------------------------------------
                    Verizon Communications, Inc.   2.76%
                    ---------------------------------------
                    Wyeth                          2.72%
                    ---------------------------------------
                    Wachovia Corp.                 2.71%
                    ---------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07
                                    [CHART]

Non-Cyclical                  33.0%
Financials                    26.6%
Communications                18.1%
Basic Materials                8.7%
Technology                     5.4%
Cyclical                       6.8%
Industrial                     1.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                       FOR THE YEAR ENDED 12/31/07
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN)

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

                   VAN KAMPEN COMSTOCK PORTFOLIO MANAGED BY
  MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN) VS. S&P 500(R)
                  INDEX/1/ AND RUSSELL 1000(R) VALUE INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

                                          Russell
                                         1000 Value
                       Fund     S&P 500    Index
                      ------   --------    -------
     4/30/2005        $10,000   $10,000   $10,000
    12/31/2005         10,593    10,929    10,891
    12/31/2006         12,325    12,656    13,313
    12/31/2007         12,040    13,351    13,291



    -------------------------------------------------------------
                                   Average Annual Return/3/
                                   (for the year ended 12/31/07)
    -------------------------------------------------------------
                                   1 Year    Since Inception/4/
    -------------------------------------------------------------
    Van Kampen Comstock
--  Portfolio--Class A             -2.31%           7.20%
          Class B                  -2.49%           6.95%
    -------------------------------------------------------------
- - S&P 500(R) Index/1/             5.49%          11.44%
    -------------------------------------------------------------
--  Russell 1000(R) Value Index/2/ -0.17%          11.26%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class A and Class B shares is 5/2/05. Index returns are based on an inception date of 4/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
VAN KAMPEN COMSTOCK PORTFOLIO               ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  920.70        $3.00
  Hypothetical (5% return before expenses)     1,000.00      1,022.08         3.16
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $  919.70        $4.16
  Hypothetical (5% return before expenses)     1,000.00      1,020.87         4.38
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.86% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 94.1%
        AIRLINES - 0.7%
        Southwest Airlines Co................ 1,097,000 $    13,383,400
                                                        ---------------
        BEVERAGES - 3.5%
        Anheuser-Busch Cos., Inc.............   336,100      17,591,474
        Coca-Cola Co.........................   841,100      51,618,307
                                                        ---------------
                                                             69,209,781
                                                        ---------------
        CAPITAL MARKETS - 3.5%
        Bank of New York Mellon Corp.........   806,117      39,306,265
        Bear Stearns Cos., Inc.(a)...........   104,800       9,248,600
        Merrill Lynch & Co., Inc.............   403,500      21,659,880
                                                        ---------------
                                                             70,214,745
                                                        ---------------
        CHEMICALS - 3.4%
        E.I. du Pont de Nemours & Co......... 1,137,700      50,161,193
        Rohm & Haas Co.(a)...................   353,700      18,770,859
                                                        ---------------
                                                             68,932,052
                                                        ---------------
        COMMERCIAL BANKS - 6.1%
        Barclays Plc (ADR)...................    47,600       1,921,612
        PNC Financial Services Group, Inc....   297,900      19,557,135
        U.S. Bancorp.........................   406,900      12,915,006
        Wachovia Corp.(a).................... 1,426,900      54,265,007
        Wells Fargo & Co..................... 1,129,000      34,084,510
                                                        ---------------
                                                            122,743,270
                                                        ---------------
        COMMUNICATIONS EQUIPMENT - 0.3%
        Alcatel-Lucent (ADR).................   136,100         996,252
        Telefonaktiebolaget LM Ericsson
          (ADR)..............................   208,400       4,866,140
                                                        ---------------
                                                              5,862,392
                                                        ---------------
        COMPUTERS & PERIPHERALS - 2.7%
        Dell, Inc.*..........................   719,500      17,634,945
        Hewlett-Packard Co...................   260,900      13,170,232
        International Business Machines Corp.   210,100      22,711,810
                                                        ---------------
                                                             53,516,987
                                                        ---------------
        DIVERSIFIED FINANCIAL SERVICES - 7.7%
        Bank of America Corp................. 1,628,200      67,179,532
        Citigroup, Inc....................... 1,909,600      56,218,624
        JPMorgan Chase & Co..................   719,000      31,384,350
                                                        ---------------
                                                            154,782,506
                                                        ---------------
        DIVERSIFIED TELECOMMUNICATION SERVICES - 4.2%
        AT&T, Inc............................   669,900      27,841,044
        Verizon Communications, Inc.......... 1,263,900      55,219,791
                                                        ---------------
                                                             83,060,835
                                                        ---------------
        FOOD & STAPLES RETAILING - 5.0%
        CVS Caremark Corp.................... 1,043,700      41,487,075
        Wal-Mart Stores, Inc................. 1,247,700      59,303,181
                                                        ---------------
                                                            100,790,256
                                                        ---------------

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                  SHARES     (NOTE 2)
      -------------------------------------------------------------------

      FOOD PRODUCTS - 7.0%
      Cadbury Schweppes Plc (ADR)(a)............. 1,008,800 $  49,804,456
      Kraft Foods, Inc. - Class A................ 1,276,410    41,649,258
      Sara Lee Corp..............................   417,300     6,701,838
      Unilever N.V............................... 1,137,200    41,462,312
                                                            -------------
                                                              139,617,864
                                                            -------------

      HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%
      Boston Scientific Corp.*...................   972,500    11,310,175
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 2.3%
      Cardinal Health, Inc.......................   520,200    30,041,550
      UnitedHealth Group, Inc....................   149,100     8,677,620
      WellPoint, Inc.*...........................    82,500     7,237,725
                                                            -------------
                                                               45,956,895
                                                            -------------
      HOUSEHOLD PRODUCTS - 2.1%
      Kimberly-Clark Corp.(a)....................   300,400    20,829,736
      Procter & Gamble Co. (The).................   299,700    22,003,974
                                                            -------------
                                                               42,833,710
                                                            -------------
      INDUSTRIAL CONGLOMERATES - 1.3%
      General Electric Co........................   700,700    25,974,949
                                                            -------------
      INSURANCE - 6.5%
      AFLAC, Inc.................................   144,000     9,018,720
      American International Group, Inc..........   358,600    20,906,380
      Berkshire Hathaway, Inc. - Class B*........     2,960    14,018,560
      Chubb Corp. (The)..........................   933,220    50,935,148
      Genworth Financial, Inc. - Class A.........   290,800     7,400,860
      Hartford Financial Services Group,
        Inc. (The)...............................   101,500     8,849,785
      MBIA, Inc.(a)..............................   117,800     2,194,614
      Torchmark Corp.............................   103,600     6,270,908
      Travelers Cos., Inc. (The).................   206,600    11,115,080
                                                            -------------
                                                              130,710,055
                                                            -------------
      INTERNET & CATALOG RETAIL - 1.0%
      Liberty Media Holding Corp. - Interactive -
        Class A*................................. 1,079,575    20,598,291
                                                            -------------
      IT SERVICES - 0.9%
      Computer Sciences Corp.*...................   140,300     6,940,641
      Western Union Co...........................   424,400    10,304,432
                                                            -------------
                                                               17,245,073
                                                            -------------
      MEDIA - 11.6%
      Comcast Corp. - Class A*(a)................ 3,113,650    56,855,249
      Liberty Media Holding Corp. - Class A*.....   185,235    21,578,025
      News Corp. - Class B(a)....................   963,400    20,472,250
      Time Warner, Inc........................... 3,434,502    56,703,628
      Viacom, Inc. - Class A*.................... 1,743,550    76,576,716
                                                            -------------
                                                              232,185,868
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

               -----------------------------------------------------
               SECURITY                                VALUE
               DESCRIPTION                SHARES      (NOTE 2)
               -----------------------------------------------------

               METALS & MINING - 0.9%
               Alcoa, Inc...............   382,800 $   13,991,340
               Newmont Mining Corp......    66,300      3,237,429
                                                   --------------
                                                       17,228,769
                                                   --------------
               PAPER & FOREST PRODUCTS - 3.9%
               International Paper Co... 2,398,740     77,671,201
                                                   --------------
               PHARMACEUTICALS - 13.4%
               Abbott Laboratories......   627,600     35,239,740
               Bristol-Myers Squibb Co.. 1,829,300     48,513,036
               Eli Lilly & Co...........   621,300     33,171,207
               GlaxoSmithKline Plc (ADR)   336,100     16,936,079
               Pfizer, Inc.............. 1,208,300     27,464,659
               Roche Holding AG (ADR)...    81,200      6,934,480
               Schering-Plough Corp..... 1,682,400     44,819,136
               Wyeth.................... 1,230,900     54,393,471
                                                   --------------
                                                      267,471,808
                                                   --------------

               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.0%
               Intel Corp...............   383,400     10,221,444
               KLA-Tencor Corp.(a)......    91,000      4,382,560
               Texas Instruments, Inc...   163,500      5,460,900
                                                   --------------
                                                       20,064,904
                                                   --------------
               SOFTWARE - 1.0%
               Microsoft Corp...........   571,700     20,352,520
                                                   --------------
               SPECIALTY RETAIL - 0.7%
               Home Depot, Inc. (The)...   242,400      6,530,256
               Lowe's Cos., Inc.........   355,200      8,034,624
                                                   --------------
                                                       14,564,880
                                                   --------------
               THRIFTS & MORTGAGE FINANCE - 1.1%
               Fannie Mae...............   142,100      5,681,158
               Freddie Mac..............   477,500     16,268,425
                                                   --------------
                                                       21,949,583
                                                   --------------
               TOBACCO - 1.7%
               Altria Group, Inc........   461,800     34,902,844
                                                   --------------
               Total Common Stocks
               (Cost $1,917,113,007)                1,883,135,613
                                                   --------------

   ---------------------------------------------------------------------------
   SECURITY                                        PAR           VALUE
   DESCRIPTION                                    AMOUNT        (NOTE 2)
   ---------------------------------------------------------------------------

   SHORT-TERM INVESTMENTS - 10.4%
   Federal Home Loan Bank
     3.250%, due 01/02/08(c).................. $117,000,000 $   116,989,438
   State Street Bank & Trust Co.,
     Repurchase Agreement, dated
     12/31/07 at 1.000% to be
     repurchased at $107,006 on
     01/02/08 collateralized by $110,000
     FNMA at 4.250% due 05/15/09 with a
     value of $111,371........................      107,000         107,000
   State Street Navigator Securities Lending
     Prime Portfolio(b).......................   91,863,120      91,863,120
                                                            ---------------
   Total Short-Term Investments
   (Cost $208,959,558)                                          208,959,558
                                                            ---------------

   TOTAL INVESTMENTS - 104.5%
   (Cost $2,126,072,565)                                      2,092,095,171

   Other Assets and Liabilities (net) - (4.5)%                  (90,939,650)
                                                            ---------------

   TOTAL NET ASSETS - 100.0%                                $ 2,001,155,521
                                                            ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Represents investment of collateral received from securities lending transactions.
(c) Zero coupon bond - Interest rate represents current yield to maturity. ADR - American Depositary Receipt
FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

VAN KAMPEN COMSTOCK PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                           $2,000,125,051
   Repurchase Agreement                                                             107,000
   Cash                                                                           2,399,414
   Collateral for securities on loan                                             91,863,120
   Receivable for Trust shares sold                                               1,267,200
   Dividends receivable                                                           2,169,453
   Interest receivable                                                                    3
                                                                             --------------
      Total assets                                                            2,097,931,241
                                                                             --------------
LIABILITIES
   Payables for:
      Investments purchased                                                       3,511,626
      Trust shares redeemed                                                         223,850
      Distribution and services fees--Class B                                        35,143
      Collateral for securities on loan                                          91,863,120
      Investment advisory fee (Note 3)                                              990,602
      Administration fee                                                             10,326
      Custodian and accounting fees                                                  80,753
   Accrued expenses                                                                  60,300
                                                                             --------------
      Total liabilities                                                          96,775,720
                                                                             --------------
NET ASSETS                                                                   $2,001,155,521
                                                                             ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                           $1,935,084,757
   Accumulated net realized gain                                                 64,947,462
   Unrealized depreciation on investments                                       (33,977,394)
   Undistributed net investment income                                           35,100,696
                                                                             --------------
      Total                                                                  $2,001,155,521
                                                                             ==============
NET ASSETS
   Class A                                                                   $1,839,166,592
                                                                             ==============
   Class B                                                                      161,988,929
                                                                             ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                      163,319,115
                                                                             ==============
   Class B                                                                       14,443,577
                                                                             ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                   $        11.26
                                                                             ==============
   Class B                                                                            11.22
                                                                             ==============

--------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements and Securities Lending $2,034,102,445

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

VAN KAMPEN COMSTOCK PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $  39,144,632
   Interest (2)                                                               7,054,646
                                                                          -------------
       Total investment income                                               46,199,278
                                                                          -------------
EXPENSES:
   Investment advisory fee (Note 3)                                          10,152,378
   Administration fees                                                          114,719
   Custody and accounting fees                                                  114,106
   Distribution fee--Class B                                                    398,539
   Transfer agent fees                                                           10,015
   Audit                                                                         29,311
   Legal                                                                         20,446
   Trustee fees and expenses                                                     18,803
   Shareholder reporting                                                        209,872
   Insurance                                                                     17,509
   Other                                                                         12,884
                                                                          -------------
       Total expenses                                                        11,098,582
       Less broker commission recapture                                        (126,617)
                                                                          -------------
   Net expenses                                                              10,971,965
                                                                          -------------
   Net investment income                                                     35,227,313
                                                                          -------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS
   Net realized gain on:
       Investments                                                           66,176,794
       Futures contracts                                                        178,180
                                                                          -------------
   Net realized gain on investments and futures contracts                    66,354,974
                                                                          -------------
   Net change in unrealized depreciation on:
       Investments                                                         (172,714,246)
                                                                          -------------
   Net change in unrealized depreciation on investments                    (172,714,246)
                                                                          -------------
   Net realized and change in unrealized loss on investments and
       futures contracts                                                   (106,359,272)
                                                                          -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ (71,131,959)
                                                                          =============

----------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $     229,374
(2)Interest income includes securities lending income of:                       204,489


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

VAN KAMPEN COMSTOCK PORTFOLIO
                                                                           Year Ended      Year Ended
                                                                          December 31,    December 31,
                                                                              2007            2006
                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   35,227,313  $   23,246,245
   Net realized gain on investments and futures contracts                    66,354,974      30,138,929
   Net change in unrealized appreciation (depreciation) on investments     (172,714,246)    123,430,916
                                                                         --------------  --------------
   Net increase (decrease) in net assets resulting from operations          (71,131,959)    176,816,090
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                (21,133,447)       (115,272)
     Class B                                                                 (2,112,889)             --
   From net realized gains
     Class A                                                                (28,253,784)    (12,670,822)
     Class B                                                                 (3,183,717)     (1,086,600)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                  (54,683,837)    (13,872,694)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                729,694,651     369,018,258
     Class B                                                                 61,202,979      83,035,683
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 49,387,231      12,786,094
     Class B                                                                  5,296,606       1,086,600
   Cost of shares repurchased
     Class A                                                                (34,676,316)   (198,585,356)
     Class B                                                                (39,353,000)    (14,069,551)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions               771,552,151     253,271,728
                                                                         --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                645,736,355     416,215,124
   Net assets at beginning of period                                      1,355,419,166     939,204,042
                                                                         --------------  --------------
   Net assets at end of period                                           $2,001,155,521  $1,355,419,166
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $   35,100,696  $   23,246,336
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                       CLASS A
VAN KAMPEN COMSTOCK PORTFOLIO                                            --------------------------------
                                                                                 FOR THE YEARS ENDED
                                                                                     DECEMBER 31,
                                                                         --------------------------------
                                                                             2007         2006      2005(B)
                                                                         --------     --------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $  11.95     $  10.40     $10.00
                                                                         --------     --------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................     0.25 (a)     0.23 (a)   0.14 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................    (0.49)        1.45       0.45
                                                                         --------     --------     ------
Total from Investment Operations........................................    (0.24)        1.68       0.59
                                                                         --------     --------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................    (0.19)       (0.00)+    (0.11)
Distributions from Net Realized Capital Gains...........................    (0.26)       (0.13)     (0.08)
                                                                         --------     --------     ------
Total Distributions.....................................................    (0.45)       (0.13)     (0.19)
                                                                         --------     --------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $  11.26     $  11.95     $10.40
                                                                         ========     ========     ======
TOTAL RETURN............................................................    (2.31)%      16.34%      5.93%
Ratio of Expenses to Average Net Assets.................................     0.61 %       0.67%      0.68%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates     0.61 %       0.67%      0.68%*
Ratio of Net Investment Income to Average Net Assets....................     2.04 %       2.11%      2.02%*
Portfolio Turnover Rate.................................................     22.2 %       32.7%      75.7%
Net Assets, End of Period (in millions)................................. $1,839.2     $1,210.1     $880.4

                                                                                     CLASS B
                                                                         ----------------------------
                                                                               FOR THE YEARS ENDED
                                                                                   DECEMBER 31,
                                                                         ----------------------------
                                                                            2007       2006     2005(B)
                                                                         ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $11.91     $10.39     $10.00
                                                                         ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.22 (a)   0.20 (a)   0.12 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................  (0.48)      1.45       0.46
                                                                         ------     ------     ------
Total from Investment Operations........................................  (0.26)      1.65       0.58
                                                                         ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.17)        --      (0.11)
Distributions from Net Realized Capital Gains...........................  (0.26)     (0.13)     (0.08)
                                                                         ------     ------     ------
Total Distributions.....................................................  (0.43)     (0.13)     (0.19)
                                                                         ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $11.22     $11.91     $10.39
                                                                         ======     ======     ======
TOTAL RETURN............................................................  (2.49)%    16.05%      5.75%
Ratio of Expenses to Average Net Assets.................................   0.85 %     0.92%      0.93%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.86 %     0.92%      0.93%*
Ratio of Net Investment Income to Average Net Assets....................   1.80 %     1.85%      1.71%*
Portfolio Turnover Rate.................................................   22.2 %     32.7%      75.7%
Net Assets, End of Period (in millions)................................. $162.0     $145.3     $ 58.8

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Van Kampen Comstock Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

I. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES


The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Morgan Stanley Investment Management, Inc., (dba Van Kampen), (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                               Management Fees
                              earned by Manager
                              for the year ended
Portfolio                     December 31, 2007  % per annum  Average Daily Net Assets
---------                     ------------------ ----------- --------------------------

Van Kampen Comstock Portfolio    $10,152,378         0.65%   First $500 Million

                                                     0.60%   $500 Million to $1 Billion

                                                    0.525%   Over $1 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                            Maximum Expense Ratio
                                            under current Expense
                                            Limitation Agreement
                                           ---------------------
             Portfolio                     Class A Class B Class E
             ---------                     ------- ------- -------

             Van Kampen Comstock Portfolio  0.80%   1.05%   0.95%*

* Class not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


During the year ended December 31, 2007 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

      Portfolio                     Affiliate                  Commission
      ---------                     ---------                  ----------

      Van Kampen Comstock Portfolio Morgan Stanley & Co., Inc.  $12,644

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                     Shares Issued                  Net
                                                        Through                  Increase
                               Beginning    Shares     Dividend      Shares      in Shares    Ending
                                Shares       Sold    Reinvestment  Repurchased  Outstanding   Shares
-                             ----------- ---------- ------------- -----------  ----------- -----------

Van Kampen Comstock Portfolio

 Class A

 12/31/2007                   101,295,416 60,848,016   4,071,495    (2,895,812) 62,023,699  163,319,115

 12/31/2006                    84,656,186 33,736,932   1,202,804   (18,300,506) 16,639,230  101,295,416

 Class B

 12/31/2007                    12,203,533  5,108,619     437,375    (3,305,950)  2,240,044   14,443,577

 12/31/2006                     5,655,536  7,658,764     102,446    (1,213,213)  6,547,997   12,203,533

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                         Purchase                        Sales
                              ------------------------------ ------------------------------
Portfolio                     U.S. Government Non-Government U.S. Government Non-Government
---------                     --------------- -------------- --------------- --------------

Van Kampen Comstock Portfolio       $--       $1,109,821,373       $--        $354,816,029

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                 Federal        Gross         Gross
                                Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                          Cost      Appreciation (Depreciation)  Depreciation
---------                     -------------- ------------ -------------- --------------

Van Kampen Comstock Portfolio $2,128,389,904 $128,587,319 $(164,882,052)  $(36,294,733)

6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                            Value of    Value of
                                Value of      Cash      Non-Cash      Total
                               Securities  Collateral  Collateral*  Collateral
-                             ------------ ----------- ----------- ------------

Van Kampen Comstock Portfolio $111,004,225 $91,863,120 $21,874,956 $113,738,076

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

7. DISTRIBUTIONS TO SHAREHOLDERS


The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                  Ordinary Income     Long-Term Capital Gain          Total
                              ----------------------- ---------------------- -----------------------
                                 2007        2006        2007        2006       2007        2006
                              ----------- -----------  -----------   ----    ----------- -----------

Van Kampen Comstock Portfolio $34,621,692 $13,872,694 $20,062,145    $--     $54,683,837 $13,872,694

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                              Undistributed Undistributed     Net
                                Ordinary      Long-Term    Unrealized   Loss Carryforwards
                                 Income         Gain      Depreciation    and Deferrals       Total
-                             ------------- ------------- ------------  ------------------ -----------

Van Kampen Comstock Portfolio  $43,648,829   $58,716,668  $(36,294,733)        $--         $66,070,764

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2005 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Comstock Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from May 2, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Comstock Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from May 2, 2005 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August
31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment adviser (each an "Adviser" and collectively, the "Advisers") for the series of the Trust (each a "Portfolio" and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Morgan Stanley Investment Management, Inc. d/b/a Van Kampen (the "Van Kampen Adviser") for investment advisory services in connection with the investment management for the Van Kampen Comstock Portfolio ("Van Kampen Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the Van Kampen Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Van Kampen Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC. The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Van Kampen Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-year and since inception periods ending July 31, 2007 of the Van Kampen Portfolio within its performance universe. The Board took into account that the Van Kampen Portfolio ranked below the median and the Lipper index of its performance universe for both the one-year and since inception periods. The Board considered the analysis provided in the B-M Report demonstrating that the Van Kampen Portfolio ranked below the Russell 1000 Value benchmark return for the one-year period. The Board noted the Portfolio's underperformance, but took into account that the Van Kampen Portfolio is new, and accordingly is closely monitoring its performance.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fee and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper ("expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Van Kampen Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Van Kampen Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median, the expense universe median and the sub-advised expense universe median. The Board also noted that the Van Kampen Portfolio's actual management fees were below the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Van Kampen Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Van Kampen Portfolio's contractual management fees were below the normalized median of the expense group at the Van Kampen Portfolio's current size. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Van Kampen Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub advisory fee schedule for such portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Van Kampen Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compare fee schedules among peers. The Board noted that the Van Kampen Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Van Kampen Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Van Kampen Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Van Kampen Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Van Kampen Adviser's ability to perform under its Advisory Agreement. These factors included: the Van Kampen Adviser's financial condition; the Van Kampen Adviser's current level of staffing and its overall resources, as well as its compensation program; the Van Kampen Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Van Kampen Adviser's management style and performance record with respect to the Van Kampen Portfolio; and the Van Kampen Portfolio's performance record. With respect to the Van Kampen Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Van Kampen Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Van Kampen Portfolio's performance for the one-year and since inception periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Van Kampen Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on the Adviser's performance.

The Board considered the Van Kampen Adviser's investment process and philosophy. The Board considered that the Van Kampen Adviser's responsibilities include the development and maintenance of an investment program for the Van Kampen Portfolio which is consistent with the Van Kampen Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Van Kampen Adviser's brokerage policies and practices, including the use of affiliated brokers, the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Van Kampen Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Van Kampen Adviser's estimated profitability from its relationship with the Van Kampen Portfolio as described below and possible economies of scale. With respect to the Van Kampen
Portfolio, the Board compared the subadvisory fees paid to fees charged by the Van Kampen Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Van Kampen Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Van Kampen Adviser of its relationship with the Van Kampen Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received an income statement with respect to the Van Kampen Adviser's operation overall, which was represented to be an indication of the profitability of the Van Kampen Adviser's relationship with the Van Kampen Portfolio, but no portfolio specific data. Therefore, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability. The Board also took into account, to the extent possible, the revenue and profits derived from affiliated broker transactions.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Van Kampen Adviser and its affiliates by virtue of the Van Kampen Adviser's relationship to the Van Kampen Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Van Kampen Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Van Kampen Adviser, the Board determined approval of the Advisory Agreement for the Van Kampen Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Van Kampen Portfolio.

                          MET INVESTORS SERIES TRUST


                              Van Kampen Mid-Cap
                               Growth Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
VAN KAMPEN MID-CAP GROWTH PORTFOLIO                 FOR THE YEAR ENDED 12/31/07
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN)

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

For the year ended December 31, 2007, the Portfolio had a return of 23.84% and 23.48% for Class A and B Shares, respectively, versus 11.43% for its benchmark, the Russell Midcap(R) Growth Index./1/

PORTFOLIO REVIEW

Relative to the Russell Midcap(R) Growth Index, the Fund primarily benefited from security selection in the technology sector, where investment in the computer services software and systems segment greatly added to relative returns. An underweight allocation to the sector also helped. Stock picking in the consumer discretionary sector significantly contributed to relative returns. Here, security selection in the retail, education services, commercial services, consumer electronics, and communications and media areas bolstered returns and helped to offset the negative effect caused by the sector's overweight allocation. In the health care sector, the Fund's focus on medical and dental instruments was advantageous to relative returns.

Although overall performance was strong versus the Russell Midcap Growth Index, still there were several areas of weakness for the Fund. For instance, the Fund's modest underweight allocation in the materials and processing sector, investment in real estate companies and an engineering and contracting services firm, and avoidance of the metal fabricating industry, all served to detract from relative returns. An underweight position in the other energy sector also hindered performance, as did the Fund's lack of exposure to oil well equipment and coal and offshore drilling companies. Finally, in the multi-industry sector (which included conglomerates), stock selection and an underweight position dampened the Fund's performance.

MARKET ENVIRONMENT/CONDITIONS

Despite significant volatility and strong evidence of a slowing economy, the broad equity market made a modest gain for the 12-month period ended
December 31, 2007. In the first half of the reporting period, a generally favorable economic environment of controlled inflation, solid consumer spending and the continued healthy pace of merger and acquisition and private equity activities bolstered stock prices. Investors were cautiously optimistic that contagion from the sub prime mortgage market (i.e., loans given to less creditworthy customers) would be contained to a relatively small portion of the overall economy, and focused their attention on large capitalization growth companies, which they perceived to have the best potential of above-average growth in less robust economic conditions. In the third quarter, however, the subprime mortgage suffered a complete collapse under the weight of rising loan defaults and home foreclosures, which in turn lead to the demise of several hedge funds invested in mortgage-backed securities and the bankruptcies of a number mortgage lenders. Credit significantly tightened during this period as liquidity decreased, and consumers were far more cautious in their expenditures, particularly as gasoline prices once again increased. In response to this rising volatility, the Federal Open Market Committee (the "Fed") began a series of cuts to the target federal funds rate and the discount rate (the rate at which member banks borrow from the central bank). Although each announced rate reduction temporarily boosted investor sentiment, the broad market declined in the fourth quarter, reflecting investors' concerns about the health of the financial markets in 2008.

CURRENT OUTLOOK/STRATEGY

As of the end of the period, the consumer discretionary sector represented the largest weight and overweight in the portfolio, followed by the financial services and technology sectors. The financial services and technology sectors were both underweighted versus the Russell Midcap Growth Index.

The investment team looks for high quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

It is our goal to hold a portfolio of high quality growth stocks we believe will perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

DENNIS LYNCH, Managing Director
DAVID COHEN, Managing Director
SAM CHAINANI, Executive Director
ALEXANDER NORTON, Executive Director
JASON YEUNG, Executive Director
MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN)

The views expressed above are those of the investment subadvisory firm and are to change based on market and other conditions and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------
/1/ The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap(R) companies with higher price-to book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN MID-CAP GROWTH PORTFOLIO                 FOR THE YEAR ENDED 12/31/07
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN)

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Ultra Petroleum Corp.              5.27%
                  -------------------------------------------
                  Wynn Resorts, Ltd.                 3.37%
                  -------------------------------------------
                  Baidu.com (ADR)                    3.18%
                  -------------------------------------------
                  Southwestern Energy Co.            3.03%
                  -------------------------------------------
                  Aeroplan Income Fund               2.99%
                  -------------------------------------------
                  Abercrombie & Fitch Co.--Class A   2.76%
                  -------------------------------------------
                  Martin Marietta Materials, Inc.    2.53%
                  -------------------------------------------
                  Tencent Holdings, Ltd.             2.46%
                  -------------------------------------------
                  C.H. Robinson Worldwide, Inc.      2.45%
                  -------------------------------------------
                  Starbucks Corp.                    2.38%
                  -------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                    [CHART]

Non-Cyclical              14.4%
Technology                 6.1%
Industrials               14.2%
Cyclical                  20.5%
Energy                     9.9%
Communications            24.7%
Financials                10.2%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN MID-CAP GROWTH PORTFOLIO                 FOR THE YEAR ENDED 12/31/07
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN)

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



                VAN KAMPEN MID-CAP GROWTH PORTFOLIO MANAGED BY
    MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN) VS. RUSSELL
                           MIDCAP(R) GROWTH INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                                        Russell Midcap
                       Fund                  Growth
                       ----                  ------
     2/12/2001       $10,000                $10,000
    12/31/2001         8,791                  7,553
    12/31/2002         6,645                  5,483
    12/31/2003         9,017                  7,824
    12/31/2004        10,140                  9,036
    12/31/2005        10,604                 10,129
    12/31/2006        11,492                 11,209
    12/31/2007        14,190                 12,490



    -----------------------------------------------------------
                                  Average Annual Return/2/
                               (for the year ended 12/31/07)
    -----------------------------------------------------------
                                                      Since
                              1 Year 3 Year 5 Year Inception/3/
    -----------------------------------------------------------
    Van Kampen Mid-Cap Growth
    Portfolio--Class A        23.84% 12.10% 16.73%    6.62%
--        Class B             23.48% 11.85% 16.39%    5.45%
    -----------------------------------------------------------
    Russell Midcap(R) Growth
- - Index/1/                  11.43% 11.39% 17.90%    3.27%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
VAN KAMPEN MID-CAP GROWTH PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,094.40        $4.86
  Hypothetical (5% return before expenses)     1,000.00      1,020.57         4.69
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,093.80        $6.23
  Hypothetical (5% return before expenses)     1,000.00      1,019.26         6.01
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.92% and 1.18% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
VAN KAMPEN MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                                   VALUE
      DESCRIPTION                                     SHARES    (NOTE 2)
      --------------------------------------------------------------------

      COMMON STOCKS - 98.4%
      AIR FREIGHT & LOGISTICS - 4.3%
      C.H. Robinson Worldwide, Inc.(a)...............  50,233 $  2,718,610
      Expeditors International of Washington, Inc.(a)  46,438    2,074,850
                                                              ------------
                                                                 4,793,460
                                                              ------------
      AIRLINES - 0.9%
      UAL Corp.*(a)..................................  27,062      965,031
                                                              ------------
      CAPITAL MARKETS - 2.3%
      Calamos Asset Management, Inc. - Class A(a)....  50,720    1,510,442
      GLG Partners, Inc.*(a).........................  79,974    1,087,646
                                                              ------------
                                                                 2,598,088
                                                              ------------
      CHEMICALS - 2.0%
      Nalco Holding Co.(a)...........................  93,176    2,252,996
                                                              ------------
      COMMERCIAL SERVICES & SUPPLIES - 8.2%
      ChoicePoint, Inc.*(a)..........................  37,951    1,382,175
      Corporate Executive Board Co.(a)...............  37,812    2,272,501
      IHS, Inc. - Class A*(a)........................  23,828    1,443,024
      Monster Worldwide, Inc.*(a)....................  48,795    1,580,958
      Stericycle, Inc.*(a)...........................  41,109    2,441,875
                                                              ------------
                                                                 9,120,533
                                                              ------------
      CONSTRUCTION & ENGINEERING - 0.7%
      Aecom Technology Corp.*(a).....................  28,717      820,445
                                                              ------------
      CONSTRUCTION MATERIALS - 3.5%
      Martin Marietta Materials, Inc.(a).............  21,233    2,815,496
      Texas Industries, Inc.(a)......................  15,277    1,070,917
                                                              ------------
                                                                 3,886,413
                                                              ------------
      DISTRIBUTORS - 2.3%
      Li & Fung, Ltd................................. 632,000    2,521,103
                                                              ------------
      DIVERSIFIED CONSUMER SERVICES - 1.3%
      Apollo Group, Inc. - Class A*..................  21,216    1,488,302
                                                              ------------
      DIVERSIFIED FINANCIAL SERVICES - 4.0%
      IntercontinentalExchange, Inc.*................  13,342    2,568,335
      Leucadia National Corp.(a).....................  40,950    1,928,745
                                                              ------------
                                                                 4,497,080
                                                              ------------
      GAS UTILITIES - 1.4%
      Questar Corp.(a)...............................  29,506    1,596,275
                                                              ------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
      Gen-Probe, Inc.*...............................  29,539    1,858,889
                                                              ------------
      HOTELS, RESTAURANTS & LEISURE - 11.1%
      Chipotle Mexican Grill, Inc.*(a)...............  14,470    1,780,534
      Choice Hotels International, Inc.(a)...........  29,378      975,350
      Ctrip.com International, Ltd. (ADR)............  29,517    1,696,342
      Marriott International, Inc. - Class A(a)......  44,334    1,515,336
      Starbucks Corp.*(a)............................ 129,311    2,646,996
      Wynn Resorts, Ltd.(a)..........................  33,371    3,741,890
                                                              ------------
                                                                12,356,448
                                                              ------------
        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                 SHARES    (NOTE 2)
        ----------------------------------------------------------------

        HOUSEHOLD DURABLES - 1.7%
        Mohawk Industries, Inc.*(a)................  13,605 $  1,012,212
        NVR, Inc.*(a)..............................   1,648      863,552
                                                            ------------
                                                               1,875,764
                                                            ------------
        INSURANCE - 1.2%
        Alleghany Corp.*(a)........................   3,255    1,308,510
                                                            ------------
        INTERNET & CATALOG RETAIL - 1.5%
        Priceline.com, Inc.*.......................  14,851    1,705,786
                                                            ------------
        INTERNET SOFTWARE & SERVICES - 9.8%
        Alibaba.com Ltd.*(b)....................... 224,800      811,438
        Baidu.com (ADR)*...........................   9,068    3,540,057
        Equinix, Inc.*(a)..........................  20,684    2,090,532
        NHN Corp.*.................................   7,341    1,740,458
        Tencent Holdings, Ltd...................... 361,000    2,731,540
                                                            ------------
                                                              10,914,025
                                                            ------------
        IT SERVICES - 3.8%
        Iron Mountain, Inc.*(a)....................  47,379    1,753,971
        MasterCard, Inc. - Class A(a)..............  11,231    2,416,911
                                                            ------------
                                                               4,170,882
                                                            ------------
        LIFE SCIENCES TOOLS & SERVICES - 4.1%
        Illumina, Inc.*(a).........................  40,381    2,392,978
        Techne Corp.*(a)...........................  32,476    2,145,040
                                                            ------------
                                                               4,538,018
                                                            ------------
        MEDIA - 9.4%
        Aeroplan Income Fund....................... 138,674    3,326,492
        Discovery Holding Co.*(a)..................  68,552    1,723,397
        Focus Media Holding, Ltd. (ADR)*(a)........  23,402    1,329,467
        Grupo Televisa S.A. (ADR)..................  67,435    1,602,930
        Lamar Advertising Co. - Class A(a).........  31,338    1,506,418
        Morningstar Inc.*(a).......................  11,975      931,056
                                                            ------------
                                                              10,419,760
                                                            ------------
        OIL, GAS & CONSUMABLE FUELS - 8.3%
        Southwestern Energy Co.*(a)................  60,499    3,371,004
        Ultra Petroleum Corp.*(a)..................  81,889    5,855,064
                                                            ------------
                                                               9,226,068
                                                            ------------
        REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.5%
        Brookfield Asset Management, Inc. - Class A  41,763    1,489,686
        Forest City Enterprises, Inc. - Class A(a).  27,971    1,243,031
                                                            ------------
                                                               2,732,717
                                                            ------------
        SOFTWARE - 2.5%
        Autodesk, Inc.*............................  20,398    1,015,004
        Salesforce.com, Inc.*(a)...................  29,043    1,820,706
                                                            ------------
                                                               2,835,710
                                                            ------------
        SPECIALTY RETAIL - 2.8%
        Abercrombie & Fitch Co. - Class A..........  38,377    3,069,009
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                  SHARES/PAR      VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      TEXTILES, APPAREL & LUXURY GOODS - 3.0%
      Coach, Inc.*.............................      54,647 $   1,671,105
      Lululemon Athletica Inc.*(a).............      35,140     1,664,582
                                                            -------------
                                                                3,335,687
                                                            -------------
      TRANSPORTATION INFRASTRUCTURE - 1.2%
      Grupo Aeroportuario del Pacifico S.A. de
        C.V. (ADR).............................      29,004     1,294,448
                                                            -------------
      WIRELESS TELECOMMUNICATION SERVICES - 2.9%
      Crown Castle International Corp.*(a).....      36,539     1,520,022
      NII Holdings, Inc.*(a)...................      35,920     1,735,655
                                                            -------------
                                                                3,255,677
                                                            -------------

      TOTAL COMMON STOCKS
      (Cost $95,432,289)                                      109,437,124
                                                            -------------

      SHORT-TERM INVESTMENTS - 27.4%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/07 at 1.750% to
        be repurchased at $2,296,223 on
        01/02/08 collateralized by $2,320,000
        FHLB at 4.125% due 04/18/2008 with a
        value of $2,343,200.................... $ 2,296,000     2,296,000
      State Street Navigator Securities Lending
        Prime Portfolio(c).....................  28,127,805    28,127,805
                                                            -------------
      Total Short-Term Investments
      (Cost $30,423,805)                                       30,423,805
                                                            -------------

      TOTAL INVESTMENTS - 125.8%
      (Cost $125,856,094)                                     139,860,929

      Other Assets and Liabilities (net) - (25.8)%            (28,671,106)
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 111,189,823
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) All or a portion of security is on loan.
(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $811,438 of net assets.
(c) Represents investment of collateral received from securities lending transactions.
ADR - American Depositary Receipt
FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

VAN KAMPEN MID-CAP GROWTH PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $109,437,124
   Repurchase Agreement                                                     2,296,000
   Cash                                                                         1,770
   Cash denominated in foreign currencies**                                     8,716
   Collateral for securities on loan                                       28,127,805
   Receivable for Trust shares sold                                            32,902
   Dividends receivable                                                        25,601
   Interest receivable                                                            112
                                                                         ------------
     Total assets                                                         139,930,030
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    308,740
     Trust shares redeemed                                                     99,783
     Distribution and services fees--Class B                                   17,053
     Collateral for securities on loan                                     28,127,805
     Investment advisory fee (Note 3)                                          65,607
     Administration fee                                                           829
     Custodian and accounting fees                                             59,320
   Accrued expenses                                                            61,070
                                                                         ------------
     Total liabilities                                                     28,740,207
                                                                         ------------
NET ASSETS                                                               $111,189,823
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $ 90,203,332
   Accumulated net realized gain                                            6,661,697
   Unrealized appreciation on investments and foreign currency             14,004,984
   Undistributed net investment income                                        319,810
                                                                         ------------
     Total                                                               $111,189,823
                                                                         ============
NET ASSETS
   Class A                                                               $ 29,640,860
                                                                         ============
   Class B                                                                 81,548,963
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  2,507,167
                                                                         ============
   Class B                                                                  7,059,412
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      11.82
                                                                         ============
   Class B                                                                      11.55
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements and Securities
  Lending                                                                $ 95,432,289
**Cost of cash denominated in foreign currencies                                8,507

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

VAN KAMPEN MID-CAP GROWTH PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $ 1,127,925
   Interest (2)                                                               128,474
                                                                          -----------
       Total investment income                                              1,256,399
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           664,558
   Administration fees                                                          9,677
   Custody and accounting fees                                                 28,404
   Distribution fee--Class B                                                  163,644
   Transfer agent fees                                                          8,263
   Audit                                                                       31,140
   Legal                                                                       28,703
   Trustee fees and expenses                                                   16,053
   Shareholder reporting                                                       50,144
   Insurance                                                                    1,074
   Other                                                                        4,994
                                                                          -----------
       Total expenses                                                       1,006,654
       Less fees waived and expenses reimbursed by the Manager                 (6,445)
                                                                          -----------
   Net expenses                                                             1,000,209
                                                                          -----------
   Net investment income                                                      256,190
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY
   Net realized gain on:
       Investments                                                          9,742,559
       Foreign currency                                                         2,091
                                                                          -----------
   Net realized gain on investments and foreign currency                    9,744,650
                                                                          -----------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                          9,291,610
       Foreign currency                                                           (16)
                                                                          -----------
   Net change in unrealized appreciation on investments and foreign
       currency                                                             9,291,594
                                                                          -----------
   Net realized and change in unrealized gain on investments and
       foreign currency                                                    19,036,244
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $19,292,434
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                $    17,258
(2)Interest income includes securities lending income of:                      78,805

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

VAN KAMPEN MID-CAP GROWTH PORTFOLIO
                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2007          2006
                                                                         ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                          $    256,190  $  (165,492)
   Net realized gain on investments and foreign currency                    9,744,650    8,574,982
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                     9,291,594   (2,950,083)
                                                                         ------------  -----------
   Net increase in net assets resulting from operations                    19,292,434    5,459,407
                                                                         ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains
     Class A                                                               (2,550,134)  (1,243,681)
     Class B                                                               (5,146,070)  (2,891,195)
                                                                         ------------  -----------
   Net decrease in net assets resulting from distributions                 (7,696,204)  (4,134,876)
                                                                         ------------  -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                6,833,122    6,110,096
     Class B                                                               27,484,503   14,136,330
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                2,550,134    1,243,681
     Class B                                                                5,146,070    2,891,195
   Cost of shares repurchased
     Class A                                                               (7,383,674)  (5,225,391)
     Class B                                                              (13,895,212)  (3,977,281)
                                                                         ------------  -----------
   Net increase in net assets from capital share transactions              20,734,943   15,178,630
                                                                         ------------  -----------
TOTAL INCREASE IN NET ASSETS                                               32,331,173   16,503,161
   Net assets at beginning of period                                       78,858,650   62,355,489
                                                                         ------------  -----------
   Net assets at end of period                                           $111,189,823  $78,858,650
                                                                         ============  ===========
   Net assets at end of period includes undistributed net investment
       income                                                            $    319,810  $        --
                                                                         ============  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                         CLASS A
VAN KAMPEN MID-CAP GROWTH PORTFOLIO                               --------------------------------------------------
                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                                  --------------------------------------------------
                                                                     2007       2006       2005       2004       2003
                                                                  ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD............................. $10.44     $10.19     $10.43     $ 9.24     $ 6.78
                                                                  ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).....................................   0.05 (a)  (0.01)(a)  (0.04)(a)  (0.04)(a)  (0.05)(a)
Net Realized/Unrealized Gain on Investments......................   2.29       0.90       0.54       1.23       2.51
                                                                  ------     ------     ------     ------     ------
Total from Investment Operations.................................   2.34       0.89       0.50       1.19       2.46
                                                                  ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................     --         --         --         --         --
Distributions from Net Realized Capital Gains....................  (0.96)     (0.64)     (0.74)        --         --
                                                                  ------     ------     ------     ------     ------
Total Distributions..............................................  (0.96)     (0.64)     (0.74)        --         --
                                                                  ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD................................... $11.82     $10.44     $10.19     $10.43     $ 9.24
                                                                  ======     ======     ======     ======     ======
TOTAL RETURN.....................................................  23.84%      8.65 %     4.71 %    12.76 %    36.43 %
Ratio of Expenses to Average Net Assets**........................   0.88%      0.90 %     0.90 %     0.90 %     0.90 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................   0.88%      1.08 %     0.99 %     0.95 %     1.04 %
Ratio of Net Investment Income (Loss) to Average Net Assets......   0.46%     (0.08)%    (0.35)%    (0.43)%    (0.57)%
Portfolio Turnover Rate..........................................   62.0%     226.6 %    103.9 %     99.5 %    119.0 %
Net Assets, End of Period (in millions).......................... $ 29.6     $ 24.0     $ 21.5     $ 26.5     $ 27.6


                                                                                         CLASS B
                                                                  --------------------------------------------------
                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                                  --------------------------------------------------
                                                                     2007       2006       2005       2004       2003
                                                                  ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD............................. $10.25     $10.04     $10.30     $ 9.16     $ 6.75
                                                                  ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).....................................   0.02 (a)  (0.03)(a)  (0.06)(a)  (0.06)(a)  (0.07)(a)
Net Realized/Unrealized Gain on Investments......................   2.24       0.88       0.54       1.20       2.48
                                                                  ------     ------     ------     ------     ------
Total from Investment Operations.................................   2.26       0.85       0.48       1.14       2.41
                                                                  ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................     --         --         --         --         --
Distributions from Net Realized Capital Gains....................  (0.96)     (0.64)     (0.74)        --         --
                                                                  ------     ------     ------     ------     ------
Total Distributions..............................................  (0.96)     (0.64)     (0.74)        --         --
                                                                  ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD................................... $11.55     $10.25     $10.04     $10.30     $ 9.16
                                                                  ======     ======     ======     ======     ======
TOTAL RETURN.....................................................  23.48%      8.37 %     4.58 %    12.45 %    35.70 %
Ratio of Expenses to Average Net Assets**........................   1.13%      1.15 %     1.15 %     1.15 %     1.14 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................   1.14%      1.34 %     1.24 %     1.20 %     1.39 %
Ratio of Net Investment Income (Loss) to Average Net Assets......   0.19%     (0.30)%    (0.58)%    (0.66)%    (0.83)%
Portfolio Turnover Rate..........................................   62.0%     226.6 %    103.9 %     99.5 %    119.0 %
Net Assets, End of Period (in millions).......................... $ 81.5     $ 54.8     $ 40.9     $ 36.0     $ 27.6

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Per share amounts based on average shares outstanding during the period.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Van Kampen Mid-Cap Growth Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2007, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                      Expiring   Expiring
     Portfolio                              Total    12/31/2010 12/31/2011
     ---------                           ----------- ---------- ----------

     Van Kampen Mid-Cap Growth Portfolio $10,032,679 $4,292,446 $5,740,233

Van Kampen Mid-Cap Growth Portfolio acquired losses of $13,507,053 in the merger with Lord Abbett Developing Growth Portfolio on April 28th, 2003 which are subject to an annual limitation of $771,861.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Morgan Stanley Investment Management, Inc., dba Van Kampen, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                     Management Fees
                                    earned by Manager
                                    for the year ended
Portfolio                           December 31, 2007  % per annum   Average Daily Net Assets
---------                           ------------------ ----------- ----------------------------

Van Kampen Mid-Cap Growth Portfolio      $664,558          0.70%   First $200 Million

                                                           0.65%   $200 Million to $500 Million

                                                          0.625%   Over $500 Million

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                                            Expenses Deferred in
                                                                  ----------------------------------------
                                           Maximum Expense Ratio    2003    2004    2005     2006    2007
                                           under current Expense  -------- ------- ------- -------- ------
                                           Limitation Agreement   Subject to repayment until December 31,
                                          ---------------------   ----------------------------------------
Portfolio                                 Class A Class B Class E   2008    2009    2010     2011    2012
---------                                 ------- ------- ------- -------- ------- ------- -------- ------

Lord Abbett Developing Growth Portfolio**   N/A     N/A     N/A   $ 54,030 $    -- $    -- $     -- $   --

Van Kampen Mid-Cap Growth Portfolio        0.90%   1.15%   1.05%*  102,238  29,476  33,406  127,383  6,445

* Class not offered during the period.
** Lord Abbett Developing Growth Portfolio merged into Lord Abbett Growth Opportunities Portfolio. Any repayment will be paid from Van Kampen Mid-Cap Growth Portfolio (formerly Lord Abbett Growth Opportunities Portfolio).

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the year ended December 31, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

During the year ended December 31, 2007 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

   Portfolio                           Affiliate                  Commission
   ---------                           ---------                  ----------

   Van Kampen Mid-Cap Growth Portfolio Morgan Stanley & Co., Inc.   $2,856

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                        Shares Issued
                                                           Through                Net Increase
                                    Beginning  Shares     Dividend      Shares     in Shares    Ending
                                     Shares     Sold    Reinvestment  Repurchased Outstanding   Shares
-                                   --------- --------- ------------- ----------- ------------ ---------

Van Kampen Mid-Cap Growth Portfolio

 Class A

 12/31/2007                         2,300,279   621,782    248,309      (663,203)    206,888   2,507,167
 12/31/2006                         2,109,137   584,401    117,996      (511,255)    191,142   2,300,279

 Class B

 12/31/2007                         5,350,037 2,465,392    512,047    (1,268,064)  1,709,375   7,059,412
 12/31/2006                         4,069,791 1,401,253    279,073      (400,080)  1,280,246   5,350,037

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                              Purchases                        Sales
                                    ------------------------------ ------------------------------
                                    U.S. Government Non-Government U.S. Government Non-Government
                                    --------------- -------------- --------------- --------------

Van Kampen Mid-Cap Growth Portfolio       $--        $73,599,676         $--        $58,036,531

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                      Federal       Gross         Gross
                                     Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                               Cost     Appreciation (Depreciation)  Appreciation
---------                           ------------ ------------ -------------- --------------

Van Kampen Mid-Cap Growth Portfolio $126,951,552 $17,746,888   $(4,837,511)   $12,909,377

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of    Value of
                                     Value of      Cash      Non-Cash     Total
                                    Securities  Collateral  Collateral* Collateral
                                    ----------- ----------- ----------- -----------

Van Kampen Mid-Cap Growth Portfolio $27,797,041 $28,127,805  $304,373   $28,432,178

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                    Ordinary Income Long-Term Capital Gain         Total
                                    --------------- ---------------------  ---------------------
                                    2007    2006       2007        2006       2007       2006
                                    ----    ----    ----------  ---------- ---------- ----------

Van Kampen Mid-Cap Growth Portfolio $--     $--     $7,696,204  $4,134,876 $7,696,204 $4,134,876

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                    Undistributed Undistributed     Net
                                      Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                       Income         Gain      Appreciation   and Deferrals       Total
                                    ------------- ------------- ------------ ------------------ -----------

Van Kampen Mid-Cap Growth Portfolio  $9,030,653    $1,361,895   $12,909,526     $(2,315,583)    $20,986,491

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Mid-Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Mid-Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment adviser (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio" and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Morgan Stanley Investment Management, Inc. d/b/a Van Kampen (the "Van Kampen Adviser") for investment advisory services in connection with the investment management for the Van Kampen Mid Cap Growth Portfolio ("Van Kampen Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the Van Kampen Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Van Kampen Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC. The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Van Kampen Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance of the Van Kampen Portfolio within its performance universe for the one-, three- and five-year periods ending July 31, 2007. The Board took into account that the Van Kampen Portfolio ranked above the median and Lipper index of its performance universe for the one-year period and below the Lipper index and the median for the three- and five-year periods. The Board considered the analysis provided in the B-M Report demonstrating that the Van Kampen Portfolio ranked above the Russell Midcap Growth benchmark return for the one-year period, and below the Russell Midcap Growth benchmark for both the three- and five-year periods. The Board noted that performance has significantly improved since the change in portfolio manager effective October of 2006 and that the performance history prior to that date reflects the performance of the Portfolio's previous Adviser. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Van Kampen Portfolio's performance was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fee and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Van Kampen Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Van Kampen Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median and the sub-advised expense universe median and at the expense universe median. The Board also noted that the Van Kampen Portfolio's actual management fees were below the medians of the expense group, expense universe and sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Van Kampen Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Van Kampen Portfolio's contractual management fees were below the normalized median of the expense group at the Van Kampen Portfolio's current size. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the Van Kampen Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the Van Kampen Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Van Kampen Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Van Kampen Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Van Kampen Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Van Kampen Portfolio's fee levels decline as portfolio assets increase. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them. the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Van Kampen Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Van Kampen Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Van Kampen Adviser's ability to perform under its Advisory Agreement. These factors included: the Van Kampen Adviser's financial condition; the Van Kampen Adviser's current level of staffing and its overall resources, as well as its compensation program; the Van Kampen Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Van Kampen Adviser's management style and performance record with respect to the Van Kampen Portfolio; and the Van Kampen Portfolio's performance record.

With respect to the Van Kampen Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Van Kampen Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Van Kampen Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Van Kampen Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Van Kampen Adviser's investment process and philosophy. The Board considered that the Van Kampen Adviser's responsibilities include the development and maintenance of an investment program for the Van Kampen Portfolio which is consistent with the Van Kampen Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Van Kampen Adviser's brokerage policies and practices, including the use of affiliated brokers, the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Van Kampen Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Van Kampen Adviser's estimated profitability from its relationship with the Van Kampen Portfolio as described below and possible economies of scale. With respect to the Van Kampen
Portfolio, the Board also compared the subadvisory fees paid to fees charged by the Van Kampen Adviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Van Kampen Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Van Kampen Adviser of its relationship with the Van Kampen Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. The Board received an income statement with respect to the Van Kampen Adviser's operation overall, which was represented to be an indication of the profitability of the Van Kampen Adviser's relationship with the Van Kampen Portfolio, but no portfolio specific data. Therefore, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability. The Board also took into account, to the extent possible, the revenue and profits derived from affiliated broker transactions.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Van Kampen Adviser and its affiliates by virtue of the Van Kampen Adviser's relationship to the Van Kampen Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Van Kampen Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Van Kampen Adviser, the Board determined approval of the Advisory Agreement for the Van Kampen Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Van Kampen Portfolio.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics"). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. Mr. Theodore Myers and Mr. Daniel Doyle have each been determined to be an "audit committee financial expert" and each is "independent" (as each term is defined in Item 3 of Form N-CSR).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP ("D&T"), the registrant's principal accountant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by D&T for the audit of the registrant's annual financial statements and for services that are normally provided by D&T in connection with statutory and regulatory filings for the fiscal years ended December 31, 2006 and December 31, 2007 were $909,500 and $923,900, respectively.

(b) Audit Related Fees

The registrant was not billed any fees by D&T for the fiscal years ended December 31, 2006 and December 31, 2007 for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statements.

During the fiscal years ended December 31, 2006 and December 31, 2007, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c) Tax Fees

The aggregate fees billed for professional services rendered by D&T for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2006 and December 31, 2007 were $226,600 and $236,600, respectively.

During the fiscal years ended December 31, 2006 and December 31, 2007, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(d) All Other Fees

The registrant was not billed for any other products or services provided by D&T for the fiscal years ended December 31, 2006 and December 31, 2007 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2006 and December 31, 2007, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(e) (1) On August 9, 2007, the audit committee of the registrant adopted Pre-Approval Procedures for Audit and Non-Audit Services (the "Procedures"), which set forth the policies and procedures pursuant to which services to be performed by the auditor may be pre-approved.

     A. REGULAR PRE-APPROVAL PROCEDURES

     Except as provided in Paragraph B of these Procedures, the audit committee shall pre-approve at its regularly scheduled meetings the audit, audit-related, tax and other non-audit services to be rendered by the auditor to the Trust and certain non-audit services to be rendered by the auditor to the covered affiliates which require pre-approval by the audit committee. In connection with such pre-approvals, the auditor, or the Treasurer, with the assistance of the Auditor, shall provide the audit committee with a report containing information about each type of service to be pre-approved at the meeting.

     B. INTERIM PRE-APPROVAL PROCEDURES

     If, in the opinion of the Treasurer, a proposed engagement needs to commence before the next regularly scheduled audit committee meeting, any member of the audit committee who is an independent Board member is authorized under these Procedures to pre-approve the engagement (a "Designated Member"). The Treasurer will arrange for this interim review, coordinate with the Designated Member and provide, with the assistance of the auditor, information about the service to be pre-approved. The Auditor may not commence the engagement under consideration until the Treasurer has indicated that pre-approval has been obtained from the Designated Member. The Designated Member who pre-approves any engagements in between regularly scheduled audit committee meetings must report any pre-approval decisions to the audit committee at its next regularly scheduled meeting.

     (2) None of the services described under the categories, "Audit-Related Fees," "Tax Fees" or "All Other Fees," were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The registrant and Met Investors Advisory, LLC, the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were not billed for any aggregate non-audit fees by D&T for the fiscal years ended December 31, 2006 and December 31, 2007.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant's President and Jeffrey A. Tupper, the registrant's Chief Financial Officer and Treasurer, reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Procedures") and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Tupper determined that the Procedures adequately ensure that information required to be disclosed by the registrant on Form N-CSR and Form N-Q is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST


By: /s/ Elizabeth M. Forget
    -------------------------------------
    Elizabeth M. Forget
    President

Date: March 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Elizabeth M. Forget
    -------------------------------------
    Elizabeth M. Forget
    President

Date: March 5, 2008


By: /s/ Jeffrey A. Tupper
    -------------------------------------
    Jeffrey A. Tupper
    Chief Financial Officer and Treasurer

Date: March 5, 2008